As filed with the SEC on March 9, 2012.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 - December 31, 2011

Item 1: Report(s) to Shareholders. The Annual Report is attached.

Transamerica Series Trust Annual Report

570 Carillon Parkway

St. Petersburg, FL 33716

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Fellow Shareholder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. As 2011 began, the Federal Reserve was in the middle of a second round of monetary stimulus known as quantitative easing (“QE2”). This effort began pumping what would eventually total $600 billion into the U.S. economy. In response, the U.S. economy and corporate earnings picked up steam throughout the 1st quarter. Equity and bond markets followed suit. During this same time, commodities prices and inflation also surged. In order to fight the inflation the Federal Reserve stimulus was creating, most central banks across the globe tightened monetary policy. In spring, this global tightening collided with a global supply chain disruption caused by the Japanese tsunami. As a result, the global economy began slowing. As summer arrived, slower growth combined with concerns about high U.S. and European debt levels. Developments came to a head in late summer as the credit rating of the U.S. was lowered and Europe faced the possibility of a default by Greece. As a result, the global equity and corporate bond markets fell sharply while U.S. Treasuries rallied as investors sought safety. Fortunately, commodity prices including oil also fell sharply, putting more disposable income in consumer pockets.

As summer transitioned to fall, the U.S. economy re-strengthened. As a result, the U.S. corporate equity and bond markets responded in the 4th quarter by recovering much of the summer’s losses. For the twelve months ending December 31, 2011, the Dow Jones Industrial Average returned 8.38%, the Standard & Poor’s 500® Index returned 2.11%, and the Barclays Capital U.S. Aggregate Bond Index returned 7.84%. While the U.S. economy re-strengthened, the rest of the global economy continued to experience either slowing growth or contraction as European austerity programs continued to be implemented and European banks begin selling Asian assets. As a result, European and Asian markets failed to recover the summer’s losses and the MSCI World ex-US lost (11.78)% for the year. This serves as a good reminder that it is always important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Series Trust
Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust.

Transamerica AEGON Active Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and second round of quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by Standard & Poor’s which negatively affected sentiment. Greece, Portugal, Italy, and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica AEGON Active Asset Allocation - Conservative VP, Initial Class returned (0.80)%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica AEGON Active Asset Allocation - Conservative VP Blended Benchmark, returned 6.04%, (7.78)%, and (0.13)%, respectively.

STRATEGY REVIEW

Our Tactical Asset Allocation funds, which generally shift assets between equities and fixed income more frequently than other types of Asset Allocation strategies, were launched in May of 2011 and seek to outperform their composite benchmarks and target capital preservation by reducing tail-risk (sharp downside losses that are driven by economic factors). The fund performs well in markets with high volatility as the econometric model is able to take advantage of market based signals, especially in a trending market. A directionless and oscillating market reduces the efficacy of tactical reallocation as it implies a higher proportion of false positives. However, the fund is still likely to outperform since the strategy proactively adjusts the risk in the fund and protects against sharp declines when they do occur. 2011 was the best example of equity markets that oscillated wildly with large short-term swings all year to end up virtually unchanged.

Since inception, these funds were subject to the Transamerica Capital Management (“TCM”) Volatility guidelines. The effect of this constraint was detrimental in the 4th quarter when equity markets outperformed in spite of high volatility which forced the funds to remain underinvested in equities and overrode the allocations recommended by the economic indicators used in the active asset allocation (“AAA”) Fund model. We expect that over the long term, the benefits and losses arising from the TCM Volatility guidelines will cancel out. Over longer term investment horizons, we expect to provide investors with returns that outperform a comparable static benchmark on a risk-adjusted basis and at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Initial Class	(0.80)%	05/01/2011
Barclays Capital U.S. Aggregate Bond*	6.04%
Russell 3000®*	(7.78)%
Transamerica AEGON Active Asset Allocation - Conservative VP Blended Benchmark*	(0.13)%

Service Class	(1.00)%	05/01/2011

NOTES

*

The Transamerica AEGON Active Asset Allocation - Conservative VP Blended Benchmark is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 65%, Russell 3000® Index (“Russell 3000®”) 25%, and Financial Times Stock Exchange All World ex U.S. Index 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica AEGON Active Asset Allocation - Conservative VP
Initial Class	$1,000.00	$997.00	$4.03	$1,021.17	$4.08	0.80%
Service Class	1,000.00	995.00	5.28	1,019.91	5.35	1.05

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	86.0%
Value - Large Cap	3 .8
Growth - Large Cap	3 .6
Repurchase Agreement	2 .8
Region Fund - European	1 .8
Emerging Market - Equity	1 .8
Growth - Small Cap	1 .1
Region Fund - Asian Pacific	0 .9
Other Assets and Liabilities - Net	(1.8)

Total	100.0%

Transamerica Series Trust		Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.0%
Capital Markets - 86.0%
Vanguard Extended Market ETF	10,614	$550
Vanguard Index Stock Market ETF	50,435	3,243
Vanguard Intermediate-Term Bond ETF	265,465	23,088
Vanguard Intermediate-Term Corporate Bond ETF	61,625	5,076
Vanguard Long-Term Bond ETF	77,790	7,149
Vanguard MSCI EAFE ETF	63,176	1,935
Vanguard S&P 500 ETF	46,985	2,699
Vanguard Short-Term Bond ETF	248,278	20,071
Vanguard Short-Term Government Bond ETF	10,070	615
Vanguard Total Bond Market ETF	413,720	34,563
Emerging Market - Equity - 1.8%
Vanguard MSCI Emerging Markets ETF	54,187	2,070
Growth - Large Cap - 3.6%
Vanguard Growth ETF	66,484	4,106
Growth - Small Cap - 1.1%
Vanguard Small-Capital ETF	17,540	1,222
Region Fund - Asian Pacific - 0.9%
Vanguard MSCI Pacific ETF	21,840	1,039
Region Fund - European - 1.8%
Vanguard MSCI European ETF	51,310	2,126
Value - Large Cap - 3.8%
Vanguard Value ETF	84,372	4,429

Total Investment Companies (cost $113,604)		113,981

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.8%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $3,261 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $3,330.	$3,261	3,261
Total Repurchase Agreement (cost $3,261)

Total Investment Securities (cost $116,865)		117,242
Other Assets and Liabilities - Net		(2,119)

Net Assets		$115,123

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $117,714. Aggregate gross unrealized depreciation for all securities in which there is an excess of value over tax cost was $472.

DEFINITION:

ETF     Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$113,981	$—	$—	$113,981
Repurchase Agreements	—	3,261	—	3,261

Total	$113,981	$3,261	$—	$117,242

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the period ended December 31, 2011 (A)

(all amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $113,604)	$113,981
Repurchase agreement, at value (cost: $3,261)	3,261
Cash	2
Receivables:
Investment securities sold	2,453
Shares sold	189
Dividends	—	(A)

	119,886

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	4,566
Shares redeemed	4
Management and advisory fees	90
Distribution and service fees	22
Transfer agent fees	—	(A)
Administration fees	2
Audit and tax fees	14
Printing and shareholder reports fees	3
Other	62

	4,763

Net assets	$115,123

Net assets consist of:
Capital stock ($.01 par value)	$116
Additional paid-in capital	115,705
Undistributed (accumulated) net investment income (loss)	761
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(1,836)
Net unrealized appreciation (depreciation) on investments in investment companies	377

Net assets	$115,123

Net assets by class:
Initial Class	$5,132
Service Class	109,991
Shares outstanding:
Initial Class	517
Service Class	11,106
Net asset value and offering price per share:
Initial Class	$9.92
Service Class	9.90

(A)	Rounds to less than $1.

Investment income:
Dividend income from investment companies	$949
Interest income	—	(B)

	949

Expenses:
Management and advisory	100
Distribution and service:
Service Class	42
Printing and shareholder reports	6
Custody	22
Administration	4
Legal	13
Audit and tax	11
Trustees	1
Transfer agent	—	(B)

Total expenses	199

Less waiver/reimbursement	(11)

Net expenses	188

Net investment income	761

Net realized gain (loss) from:
Investments in investment companies	(215)
Distributions from investments in investment companies	469

	254

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(275)

Net realized and unrealized loss on investments in investment companies	(21)

Net increase in net assets resulting from operations	$740

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011(A)
From operations:
Net investment income	$761
Net realized gain from investments in investment companies	254
Change in net unrealized appreciation (depreciation) on investments in investment companies	(275)

Net increase in net assets resulting from operations	740

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,312
Service Class	59,174

62,486

Issued from fund acquisition
Initial Class	2,266
Service Class	61,575

63,841

Cost of shares redeemed:
Initial Class	(490)
Service Class	(11,454)

(11,944)

Net increase in net assets resulting from capital shares transactions	114,383

Net increase in net assets	115,123

Net assets:
Beginning of period	—

End of year	$115,123

Undistributed net investment income	$761

Share activity:
Shares issued:
Initial Class	337
Service Class	6,024

6,361

Shares issued on fund acquisition:
Initial Class	230
Service Class	6,258

6,488

Shares redeemed:
Initial Class	(50)
Service Class	(1,176)

(1,226)

Net increase (decrease) in shares outstanding:
Initial Class	517
Service Class	11,106

11,623

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2011(A)		Service Class May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(B),(C)	0.23		0.28
Net realized and unrealized loss	(0.31)		(0.38)

Total operations	(0.08)		(0.10)

Net asset value
End of year	$9.92		$9.90

Total return(D)	(0.80	)%(E)	(1.00	)%(E)
Net assets end of year (000’s)	$5,132		$109,991
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80	%(G)	1.05	%(G)
Before reimbursement/fee waiver	0.86	%(G)	1.11	%(G)
Net investment income, to average net assets(C)	3.45	%(G)	4.22	%(G)
Portfolio turnover rate(H)	131	%(E)	131	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON Active Asset Allocation - Conservative VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at, December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Levels as described above during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$362	0.31%
Service Class	124	0.11

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.80% Expense Limit

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$11	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$95,422
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	42,418
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$2,090
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss) from investment securities	(2,090)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$738	December 31, 2018
1,286	Short -Term Indefinitely

The Fund utilized $66 of capital loss carryforwards during the year.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$1,333

Undistributed Long-term Capital Gain	465

Capital Loss Carryforwards	(2,024)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(472)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. REORGANIZATION

On December 9, 2011, Transamerica AEGON Active Asset Allocation – Conservative VP acquired all of the net assets of Transamerica Global Conservative VP (formerly, Transamerica Foxhall Global Conservative VP) pursuant to a Plan of Reorganization. Transamerica AEGON Active Asset Allocation – Conservative VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,488 shares of Transamerica AEGON Active Asset Allocation – Conservative VP for 6,827 shares of Transamerica Global Conservative VP outstanding on December 9, 2011. Transamerica Global Conservative VP’s net assets at that date, $63,841, including $652 unrealized appreciation, were combined with those of Transamerica AEGON Active Asset Allocation – Conservative VP. The aggregate net assets of Transamerica AEGON Active Asset Allocation – Conservative VP immediately before the acquisition were $41,819; the combined net assets of Transamerica AEGON Active Asset Allocation – Conservative VP immediately after the acquisition were $105,660. In the acquisition, Transamerica AEGON Active Asset Allocation – Conservative VP retained certain capital loss carryforwards from Transamerica Global Conservative VP in the amount of $2,130. Shares issued with the acquisition were as follows:

Transamerica Global Conservative VP

Class	Shares	Amount
Initial	230	$2,266
Service	6,258	61,575

The exchange ratio of the reorganization for the Fund is as follows (Transamerica AEGON Active Asset Allocation – Conservative VP shares issuable/ Transamerica Global Conservative VP):

Transamerica Global Conservative VP

Class	Exchange Ratio
Initial	0.95
Service	0.95

Assuming the reorganization had been completed on May 1, 2011, the Fund’s commencement of operations, the Fund’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$1,163
Net realized and unrealized loss	(504)
Net increase in net assets resulting from operations	659

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Global Conservative that have been included in the Fund’s Statement of Operations since December 9, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Active Asset Allocation-Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Active Asset Allocation-Conservative VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Active Asset Allocation-Conservative VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

TRANSAMERICA SERIES TRUST

Transamerica Global Conservative VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies”, requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolios solicited a vote by the shareholders for the following items.

At a special meeting of shareholders held on November 30, 2011 the results were as follows:

To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Global Conservative VP, in exchange for shares of Transamerica AEGON Active Asset Allocation - Conservative VP to be distributed to the shareholders of Transamerica Global Conservative VP and the assumption of all of the liabilities of Transamerica Global Conservative VP by Transamerica AEGON Active Asset Allocation - Conservative VP, and (ii) the subsequent liquidation of Transamerica Global Conservative VP.

For	Against	Abstentions/Broker Non-Votes
44,105,775.856	1,766,870.305	4,836,730.057
(86.978%)	(3.484%)	(9.538%)

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

TRANSAMERICA GLOBAL CONSERVATIVE VP

(Formerly known as Transamerica Foxhall Global Conservative VP and merged into Transamerica AEGON Active Asset

Allocation – Conservative VP on December 9, 2011)

Approval of the Interim Sub-Advisory Agreement

At a special meeting of the Board Members of Transamerica Series Trust (the “Board,” or the “Board Members”) held on August 17, 2011, the Board, including the Board Members who are not interested persons of the Fund (“Independent Board Members”), approved a merger (the “Reorganization”) of Transamerica Foxhall Global Conservative VP (the “Fund,” or the “Merging Fund”) into Transamerica AEGON Active Asset Allocation – Conservative VP (the “Destination Fund”), with shareholder approval. In connection with the approval of the Reorganization, the Board Members approved the termination of Foxhall Capital Management, Inc. (“Foxhall”) as sub-adviser to the Fund, and approved the appointment of AEGON USA Investment Management, LLC (“AUIM”) as the interim sub-adviser, effective August 18, 2011.

The Board reviewed and considered the proposed interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) for the Fund. To assist the Board Members in their consideration of the Interim Sub-Advisory Agreement, the Board Members received, in advance of the Meeting, certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other things, the Board considered:

(a)	that during the interim period, before implementation of the proposed Reorganization, the Fund would be managed in accordance with the objectives, strategies and policies set forth in the current prospectus for the Fund;

(b)	that the advisory and sub-advisory fees for the Fund would be reduced, as proposed at the Board Meeting, immediately upon AUIM taking over as interim sub-adviser;

(c)	that TAM believes that it is necessary that the Interim Sub-Advisory Agreement be implemented in advance of the Reorganization in light of performance, regulatory and financial issues affecting Foxhall; and

(d)	That AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the TAMG fund complex.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board approved the Interim Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Interim Sub-Advisory Agreement and each Board Member may have attributed different weights to the various factors considered.

Approval of the Reorganization

The Board Members considered that their responsibilities regarding the proposed Reorganization is influenced by general fiduciary principles and the specific requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”). The Board Members considered that Rule 17a-8 requires them to determine that, with respect to the reorganization,: (i) participation in the transaction is in the best interests of both the Merging Fund and the Destination Fund; and (ii) the interests of existing shareholders of the Merging Fund and Destination Fund will not be diluted as a result of the transaction.

Following its review and consideration of the proposed Reorganization, the Board determined that the Reorganization would be in the best interests of the Merging Fund and Destination Fund, as applicable, and would not dilute the interests of the existing shareholders of the Merging Fund and Destination Fund, as applicable. The Board also determined that the proposed Reorganization will be advantageous to the shareholders of both the Merging Fund and Destination Fund. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Merging Fund and Destination Fund’s shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Board Member may have attributed different weights to the various factors considered.

General Considerations

•

The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Merging Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered Transamerica Asset Management, Inc.’s (“TAM”) belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Merging Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Board Members assessed the information that was provided in advance of the meeting regarding fees and expenses for the Merging Fund and Destination Fund as well as projected expense ratios of the Destination Fund following the Reorganization.

•	The Board Members considered that, following the planned reduction in fees, the Destination Fund’s advisory fees would be the same as the advisory fees of the Merging Fund.

•

The Board Members also considered the anticipated pro forma gross expense ratio of each class of shares of the combined Destination Fund compared to the historical gross expense ratios of the corresponding class of shares of the Merging Fund. The Board Members considered that TAM has contractually undertaken, through May 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of corresponding classes of the Destination Fund exceed certain operating levels, and noted that the Destination Fund’s expense cap is lower than the expense cap for the

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

applicable Merging Fund. The Board Members considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Fund compared to those of the Merging Fund.

•

The Board Members considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Merging Fund.

Investment Performance

•

The Board Members considered the relative investment performance of the Merging Fund and Destination Fund and whether performance and investment flexibility have the potential to be enhanced if the assets of the Merging Fund and Destination Fund are combined.

Tax

•	The Board Members considered that the Reorganization was expected to be tax-free for federal income tax purposes.

Investment Program

•	The Board Members considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Merging Fund.

•

The Board Members considered that TAM is the adviser to the Merging Fund and Destination Fund and that AUIM would be sub-adviser to the Merging Fund and Destination Fund at the time of the Reorganization.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•

The Board Members considered that the portfolio manager of the combined Destination Fund could conclude that various securities holdings of the Merging Fund may not be consistent with the Destination Fund’s long-term investment strategy, and, thus, the portfolio manager may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the funds and their shareholders.

•	The Board Members took into consideration the fact that the Merging Fund and Destination Fund have the same valuation policies and procedures.

•	The Board Members considered that the proposed Reorganization is subject to shareholder approval.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and second round of quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by S&P which negatively affected sentiment. Greece, Portugal, Italy, and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica AEGON Active Asset Allocation - Moderate VP, Initial Class returned (2.90)%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica AEGON Active Asset Allocation - Moderate VP Blended Benchmark, returned 6.04%, (7.78)% and (2.88)%, respectively.

STRATEGY REVIEW

Our Tactical Asset Allocation funds, which generally shift assets between equities and fixed income more frequently than other types of Asset Allocation strategies, were launched in May of 2011 and seek to outperform their composite benchmarks and target capital preservation by reducing tail-risk (sharp downside losses that are driven by economic factors). The fund performs well in markets with high volatility as the econometric model is able to take advantage of market based signals, especially in a trending market. A directionless and oscillating market reduces the efficacy of tactical reallocation as it implies a higher proportion of false positives. However, the fund is still likely to outperform since the strategy proactively adjusts the risk in the fund and protects against sharp declines when they do occur. 2011 was the best example of equity markets that oscillated wildly with large short-term swings all year to end up virtually unchanged.

Since inception, these funds were subject to the TCM Volatility guidelines. The effect of this constraint was detrimental in the 4th quarter when equity markets outperformed in spite of high volatility which forced the funds to remain underinvested in equities and overrode the allocations recommended by the economic indicators used in the AAA Fund model. We expect that over the long term, the benefits and losses arising from the TCM Volatility guidelines will cancel out. Over longer term investment horizons, we expect to provide investors with returns that outperform a comparable static benchmark on a risk-adjusted basis and at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Initial Class	(2.90)%	05/01/2011
Barclays Capital U.S. Aggregate Bond*	6.04%
Russell 3000®*	(7.88)%
Transamerica AEGON Active Asset Allocation - Moderate VP Blended Benchmark*	(2.88)%

Service Class	(3.00)%	05/01/2011

NOTES

*

The Transamerica AEGON Active Asset Allocation - Moderate VP Blended Benchmark is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 50%, Russell 3000® Index (“Russell 3000®”) 35%, and the Financial Times Stock Exchange All World ex U.S. Index 15%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica AEGON Active Asset Allocation - Moderate VP
Initial Class	$1,000.00	$979.80	$3.99	$1,021.17	$4.08	0.80%
Service Class	1,000.00	978.80	5.24	1,019.91	5.35	1.05

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	75.9%
Value - Large Cap	6.6
Growth - Large Cap	6.2
Repurchase Agreement	4.2
Emerging Market - Equity	3.2
Region Fund - European	3.1
Growth - Small Cap	1.7
Region Fund - Asian Pacific	1.6
Other Assets and Liabilities - Net	(2.5)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 98.3%
Capital Markets - 75.9%
Vanguard Extended Market ETF	5,081	$263
Vanguard Index Stock Market ETF	23,410	1,505
Vanguard Intermediate-Term Bond ETF	57,272	4,981
Vanguard Intermediate-Term Corporate Bond ETF	13,147	1,083
Vanguard Long-Term Bond ETF	15,579	1,432
Vanguard MSCI EAFE ETF	27,200	833
Vanguard S&P 500 ETF	21,488	1,234
Vanguard Short-Term Bond ETF	54,610	4,415
Vanguard Short-Term Government Bond ETF	2,740	167
Vanguard Total Bond Market ETF	90,145	7,532
Emerging Market - Equity - 3.2%
Vanguard MSCI Emerging Markets ETF	26,030	995
Growth - Large Cap - 6.2%
Vanguard Growth ETF	31,075	1,919
Growth - Small Cap - 1.7%
Vanguard Small-Capital ETF	7,646	533
Region Fund - Asian Pacific - 1.6%
Vanguard MSCI Pacific ETF	10,343	492
Region Fund - European - 3.1%
Vanguard MSCI European ETF	23,180	960
Value - Large Cap - 6.6%
Vanguard Value ETF	38,650	2,029

Total Investment Companies (cost $30,382)		30,373

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $1,313 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 07/15/2025, and with a value of $1,341.	$1,313	$1,313
Total Repurchase Agreement (cost $1,313)

Total Investment Securities (cost $31,695)		31,686
Other Assets and Liabilities - Net		(779)

Net Assets		$30,907

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $31,985. Aggregate gross unrealized depreciation for all securities in which there is an excess of value over tax cost was $299.

DEFINITION:

ETF    Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$30,373	$—	$—	$30,373
Repurchase Agreements	—	1,313	—	1,313

Total	$30,373	$1,313	$—	$31,686

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the period ended December 31, 2011 (A)

(all amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $30,382)	$30,373
Repurchase agreement, at value (cost: $1,313)	1,313
Cash	6
Receivables:
Investment securities sold	269
Shares sold	297
Dividends	—	(A)

	32,258

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,315
Shares redeemed	1
Management and advisory fees	12
Distribution and service fees	5
Transfer agent fees	—	(A)
Administration fees	1
Audit and tax fees	10
Other	7

	1,351

Net assets	$30,907

Net assets consist of:
Capital stock ($.01 par value)	$32
Additional paid-in capital	30,717
Undistributed (accumulated) net investment income (loss)	261
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(94)
Net unrealized appreciation (depreciation) on investments in investment companies	(9)

Net assets	$30,907

Net assets by class:
Initial Class	$979
Service Class	29,928
Shares outstanding:
Initial Class	101
Service Class	3,086
Net asset value and offering price per share:
Initial Class	$9.71
Service Class	9.70

(A)	Rounds to less than $1.

Investment income:
Dividend income from investment companies	$337
Interest income	—	(B)

	337

Expenses:
Management and advisory	40
Distribution and service:
Service Class	18
Printing and shareholder reports	1
Custody	17
Administration	2
Legal	1
Audit and tax	14
Trustees	—	(B)
Transfer agent	—	(B)

Total expenses	93

Less waiver/reimbursement	(17)

Net expenses	76

Net investment income	261

Net realized gain (loss) from:
Investments in investment companies	(192)
Distributions from investments in investment companies	98

	(94)

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(9)

Net realized and unrealized loss on investments in investment companies	(103)

Net increase in net assets resulting from operations	$158

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011(A)
From operations:
Net investment income	$261
Net realized loss from investments in investment companies	(94)
Change in net unrealized appreciation (depreciation) on investments in investment companies	(9)

Net increase in net assets resulting from operations	158

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,059
Service Class	30,878

31,937

Cost of shares redeemed:
Initial Class	(86)
Service Class	(1,102)

(1,188)

Net increase in net assets resulting from capital shares transactions	30,749

Net increase in net assets	30,907

Net assets:
Beginning of period	—

End of year	$30,907

Undistributed net investment income	$261

Share activity:
Shares issued:
Initial Class	110
Service Class	3,201

3,311

Shares redeemed:
Initial Class	(9)
Service Class	(115)

(124)

Net increase (decrease) in shares outstanding:
Initial Class	101
Service Class	3,086

3,187

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2011(A)		Service Class May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(B),(C)	0.22		0.23
Net realized and unrealized loss	(0.51)		(0.53)

Total operations	(0.29)		(0.30)

Net asset value
End of year	$9.71		$9.70

Total return(D)	(2.90	)%(E)	(3.00	)%(E)
Net assets end of year (000’s)	$979		$29,928
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80	%(G)	1.05	%(G)
Before reimbursement/fee waiver	1.03	%(G)	1.28	%(G)
Net investment income, to average net assets(C)	3.49	%(G)	3.57	%(G)
Portfolio turnover rate(H)	72	%(E)	72	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON Active Asset Allocation - Moderate VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management Inc’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at, December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Levels as described above during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$121	0.39%
Service Class	121	0.39

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.80% Expense Limit

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$17	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$39,759
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	9,186
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(	t)
Undistributed (accumulated) net investment income (loss)		t
Undistributed (accumulated) net realized gain (loss) from investment securities	—

t	Rounds to less than $1.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$359

Undistributed Long-term Capital Gain	98

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(299)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Active Asset Allocation-Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Active Asset Allocation-Moderate VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Active Asset Allocation-Moderate VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and second round of quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by Standard & Poor’s (“S&P”) which negatively affected sentiment. Greece, Portugal, Italy, and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica AEGON Active Asset Allocation - Moderate Growth VP, Initial Class returned (7.00) %. By comparison, its primary and secondary benchmarks, the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Transamerica AEGON Active Asset Allocation - Moderate Growth VP Blended Benchmark, returned (7.78) %, 6.04%, and (6.43)%, respectively.

STRATEGY REVIEW

Our Tactical Asset Allocation funds, which generally shift assets between equities and fixed income more frequently than other types of Asset Allocation strategies, were launched in May of 2011 and seek to outperform their composite benchmarks and target capital preservation by reducing tail-risk (sharp downside losses that are driven by economic factors). The fund performs well in markets with high volatility as the econometric model is able to take advantage of market based signals, especially in a trending market. A directionless and oscillating market reduces the efficacy of tactical reallocation as it implies a higher proportion of false positives. However, the fund is still likely to outperform since the strategy proactively adjusts the risk in the fund and protects against sharp declines when they do occur. 2011 was the best example of equity markets that oscillated wildly with large short-term swings all year to end up virtually unchanged.

Since inception, these funds were subject to the Transamerica Capital Management (“TCM”) Volatility guidelines. The effect of this constraint was detrimental in the 4th quarter when equity markets outperformed in spite of high volatility which forced the funds to remain underinvested in equities and overrode the allocations recommended by the economic indicators used in the active asset allocation (“AAA”) Fund model. We expect that over the long term, the benefits and losses arising from the TCM Volatility guidelines will cancel out. Over longer term investment horizons, we expect to provide investors with returns that outperform a comparable static benchmark on a risk-adjusted basis and at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Initial Class	(7.00)%	05/01/2011
Russell 3000®*	(7.78)%
Barclays Capital U.S. Aggregate Bond*	6.04%
Transamerica AEGON Active Asset Allocation - Moderate Growth VP Blended Benchmark*	(6.43)%

Service Class	(7.10)%	05/01/2011

NOTES

*

The Transamerica AEGON Active Asset Allocation - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: Russell 3000® Index (“Russell 3000®”) 49%, Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 30%, and Financial Times Stock Exchange All World ex U.S. Index 21%. All benchmarks unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica AEGON Active Asset Allocation - Moderate Growth VP
Initial Class	$1,000.00	$943.20	$3.92	$1,021.17	$4.08	0.80%
Service Class	1,000.00	942.20	5.14	1,019.91	5.35	1.05

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	63.8%
Value - Large Cap	10.3
Growth - Large Cap	10.0
Emerging Market - Equity	5.1
Region Fund - European	5.0
Growth - Small Cap	2.8
Region Fund - Asian Pacific	2.6
Repurchase Agreement	0.7
Other Assets and Liabilities - Net	(0.3)

Total	100.0%

Transmerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.6%
Capital Markets - 63.8%
Vanguard Extended Market ETF	34,256	$1,776
Vanguard Index Stock Market ETF	151,208	9,723
Vanguard Intermediate-Term Bond ETF	163,182	14,192
Vanguard Intermediate-Term Corporate Bond ETF	34,080	2,807
Vanguard Long-Term Bond ETF	44,160	4,058
Vanguard MSCI EAFE ETF	176,494	5,406
Vanguard S&P 500 ETF	139,112	7,992
Vanguard Short-Term Bond ETF	158,940	12,849
Vanguard Short-Term Government Bond ETF	2,170	133
Vanguard Total Bond Market ETF	254,847	21,290
Emerging Market - Equity - 5.1%
Vanguard MSCI Emerging Markets ETF	168,340	6,432
Growth - Large Cap - 10.0%
Vanguard Growth ETF	202,495	12,506
Growth - Small Cap - 2.8%
Vanguard Small-Capital ETF	49,761	3,467
Region Fund - Asian Pacific - 2.6%
Vanguard MSCI Pacific ETF	67,649	3,219
Region Fund - European - 5.0%
Vanguard MSCI European ETF	151,810	6,289
Value - Large Cap - 10.3%
Vanguard Value ETF	246,262	12,927

Total Investment Companies (cost $123,610)		125,066

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $918 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $937.	$918	$918
Total Repurchase Agreement (cost $918)

Total Investment Securities (cost $124,528)		125,984
Other Assets and Liabilities - Net		(354)

Net Assets		$125,630

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $125,340. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,314 and $670, respectively. Net unrealized appreciation for tax purposes is $644.

DEFINITION:

ETF         Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$125,066	$—	$—	$125,066
Repurchase Agreements	—	918	—	918

Total	$125,066	$918	$—	$125,984

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $123,610)	$125,066
Repurchase agreement, at value (cost: $918)	918
Cash	—	(A)
Receivables:
Investment securities sold	1,407
Interest	—	(A)
Shares sold	106
Prepaid expense	—	(A)

	127,497

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,316
Shares redeemed	246
Management and advisory fees	131
Distribution and service fees	21
Transfer agent fees	—	(A)
Administration fees	2
Audit and tax fees	18
Printing and shareholder reports fees	9
Merger fees	100
Other	24

	1,867

Net assets	$125,630

Net assets consist of:
Capital stock ($.01 par value)	$135
Additional paid-in capital	137,941
Undistributed (accumulated) net investment income (loss)	1,204
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(15,106)
Net unrealized appreciation (depreciation) on investments in investment companies	1,456

Net assets	$125,630

Net assets by class:
Initial Class	$29,459
Service Class	96,171
Shares outstanding:
Initial Class	3,168
Service Class	10,357
Net asset value and offering price per share:
Initial Class	$9.30
Service Class	9.29

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the period ended December 31, 2011 (A)

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$1,327
Interest income	—	(B)

	1,327

Expenses:
Management and advisory	68
Distribution and service:
Service Class	26
Printing and shareholder reports	12
Custody	22
Administration	2
Legal	22
Audit and tax	8
Trustees	—	(B)
Transfer agent	—	(B)

Total expenses	160

Less waiver/reimbursement	(34)

Net expenses	126

Net investment income	1,201

Net realized gain (loss) from:
Investments in investment companies	(4,154)
Distributions from investments in investment companies	299

	(3,855)

Net increase in unrealized appreciation (depreciation) on:
Investments in investment companies	1,201

Net realized and unrealized loss on investments in investment companies	(2,654)

Net decrease in net assets resulting from operations	$(1,453)

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011(A)
From operations:
Net investment income	$1,201
Net realized loss from investments in investment companies	(3,855)
Change in net unrealized appreciation (depreciation) on investments in investment companies	1,201

Net decrease in net assets resulting from operations	(1,453)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,399
Service Class	19,805

21,204

Issued from fund acquisition
Initial Class	29,079
Service Class	80,853

109,932

Cost of shares redeemed:
Initial Class	(694)
Service Class	(3,359)

(4,053)

Net increase in net assets resulting from capital shares transactions	127,083

Net increase in net assets	125,630

Net assets:
Beginning of period	—

End of year	$125,630

Undistributed net investment income	$1,204

Share activity:
Shares issued:
Initial Class	150
Service Class	2,107

2,257

Shares issued on fund acquisition:
Initial Class	3,093
Service Class	8,611

11,704

Shares redeemed:
Initial Class	(75)
Service Class	(361)

(436)

Net increase (decrease) in shares outstanding:
Initial Class	3,168
Service Class	10,357

13,525

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2011(A)		Service Class May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(B),(C)	0.82		0.54
Net realized and unrealized loss	(1.52)		(1.25)

Total operations	(0.70)		(0.71)

Net asset value
End of year	$9.30		$9.29

Total return(D)	(7.00	)%(E)	(7.10	)%(E)
Net assets end of year (000’s)	$29,459		$96,171
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.80	%(G)	1.05	%(G)
Before reimbursement/fee waiver	1.07	%(G)	1.32	%(G)
Net investment income, to average net assets(C)	13.27	%(G)	8.81	%(G)
Portfolio turnover rate(H)	270	%(E)	270	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON Active Asset Allocation - Moderate Growth VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers between Level 1 and Level 2 during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$116	0.09%
Service Class	116	0.09

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.80% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$34	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$83,431
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	63,774
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$11,248
Undistributed (accumulated) net investment income (loss)	3
Undistributed (accumulated) net realized gain (loss) from investment securities	(11,251)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains listed below:

Capital Loss Carryforwards	Available Through
$14,290	Short-Term Indefinitely

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$1,200

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(14,290)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	644

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. REORGANIZATION

On December 9, 2011, Transamerica AEGON Active Asset Allocation – Moderate Growth VP acquired all of the net assets of Transamerica Global Growth VP (formerly, Transamerica Foxhall Global Growth VP) and Transamerica Emerging Markets/Pacific Rim VP (formerly, Transamerica Foxhall Emerging Markets/Pacific Rim VP) pursuant to a Plan of Reorganization. Transamerica AEGON Active Asset Allocation – Moderate Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 11,704 shares of Transamerica AEGON Active Asset Allocation – Moderate Growth VP for 5,074 shares of Transamerica Global Growth VP and for 6,071 shares of Transamerica Emerging Markets/Pacific Rim VP outstanding on December 9, 2011. Transamerica Global Growth VP’s net assets at that date, $51,906, including $1,166 unrealized appreciation, were combined with those of Transamerica AEGON Active Asset Allocation – Moderate Growth VP. Transamerica Emerging Markets/Pacific Rim VP’s net assets at that date, $58,026, including $911 unrealized depreciation, were combined with those of Transamerica AEGON Active Asset Allocation – Moderate Growth VP. The aggregate net assets of Transamerica AEGON Active Asset Allocation – Moderate Growth VP immediately before the acquisition were $17,990; the combined net assets of Transamerica AEGON Active Asset Allocation – Moderate Growth VP immediately after the acquisition were $127,922. In the acquisition, Transamerica AEGON Active Asset Allocation – Moderate Growth VP retained certain capital loss carryforwards from Transamerica Global Growth VP and Transamerica Emerging Markets/Pacific Rim VP in the amount of $11,251. Shares issued with the acquisition were as follows:

Transamerica Global Growth VP

Class	Shares	Amount
Initial	1,636	$15,381
Service	3,890	36,525

Transamerica Emerging Markets/Pacific Rim VP

Class	Shares	Amount
Initial	1,457	$13,698
Service	4,721	44,328

The exchange ratio of the reorganization for the Fund is as follows (Transamerica AEGON Active Asset Allocation – Moderate Growth VP shares issuable/ Transamerica Global Growth VP):

Transamerica Global Growth VP

Class	Exchange Ratio
Initial	1.09
Service	1.09

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. (continued)

The exchange ratio of the reorganization for the Fund is as follows (Transamerica AEGON Active Asset Allocation – Moderate Growth VP shares issuable/ Transamerica Emerging Markets/Pacific Rim VP):

Transamerica Emerging Markets/Pacific Rim VP

Class	Exchange Ratio
Initial	1.02
Service	1.02

Assuming the reorganization had been completed on May 1, 2011, the Fund’s commencement of operations, the Fund’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$1,312
Net realized and unrealized loss	(15,139)
Net decrease in net assets resulting from operations	(13,827)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Global Growth VP and Transamerica Emerging Markets/Pacific Rim VP that have been included in the Fund’s Statement of Operations since December 9, 2011.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Active Asset Allocation-Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Active Asset Allocation-Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Active Asset Allocation-Moderate Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

TRANSAMERICA SERIES TRUST

Transamerica Emerging Markets/Pacific Rim VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies”, requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolios solicited a vote by the shareholders for the following items.

At a special meeting of shareholders held on November 30, 2011 the results were as follows:

To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Emerging Markets/Pacific Rim VP, in exchange for shares of Transamerica AEGON Active Asset Allocation – Moderate Growth VP to be distributed to the shareholders of Transamerica Emerging Markets/Pacific Rim VP and the assumption of all of the liabilities of Transamerica Emerging Markets/Pacific Rim VP by Transamerica AEGON Active Asset Allocation – Moderate Growth VP, and (ii) the subsequent liquidation of Transamerica Emerging Markets/Pacific Rim VP.

For	Against	Abstentions/Broker Non-Votes
53,840,485.000	1,863,678.720	6,290,117.616
(86.848%)	(3.006%)	(10.146%)

TRANSAMERICA SERIES TRUST

Transamerica Global Growth VP

RESULTS OF SHAREHOLDER PROXY (unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies”, requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolios solicited a vote by the shareholders for the following items.

At a special meeting of shareholders held on November 30, 2011 the results were as follows:

To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Global Growth VP, in exchange for shares of Transamerica AEGON Active Asset Allocation – Moderate Growth VP to be distributed to the shareholders of Transamerica Global Growth VP and the assumption of all of the liabilities of Transamerica Global Growth VP by Transamerica AEGON Active Asset Allocation – Moderate Growth VP, and (ii) the subsequent liquidation of Transamerica Global Growth VP.

For	Against	Abstentions/Broker Non-Votes
48,763,680.180	3,562,012.898	5,370,503.403
(84.518%)	(6.174%)	(9.308%)

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

TRANSAMERICA GLOBAL GROWTH VP

(Formerly known as Transamerica Foxhall Global Growth VP and merged into Transamerica AEGON Active Asset Allocation – Moderate Growth VP on December 9, 2011)

Approval of the Interim Sub-Advisory Agreement

At a special meeting of the Board Members of Transamerica Series Trust (the “Board,” or the “Board Members”) held on August 17, 2011, the Board, including the Board Members who are not interested persons of the Fund (“Independent Board Members”), approved a merger (the “Reorganization”) of Transamerica Foxhall Global Growth VP (the “Fund,” or the “Merging Fund”) into Transamerica AEGON Active Asset Allocation – Moderate Growth VP (the “Destination Fund”), with shareholder approval. In connection with the approval of the Reorganization, the Board Members approved the termination of Foxhall Capital Management, Inc. (“Foxhall”) as sub-adviser to the Fund, and approved the appointment of AEGON USA Investment Management, LLC (“AUIM”) as the interim sub-adviser, effective August 18, 2011.

The Board reviewed and considered the proposed interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) for the Fund. To assist the Board Members in their consideration of the Interim Sub-Advisory Agreement, the Board Members received, in advance of the Meeting, certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other things, the Board considered:

(a)	that during the interim period, before implementation of the proposed Reorganization, the Fund would be managed in accordance with the objectives, strategies and policies set forth in the current prospectus for the Fund;

(b)	that the advisory and sub-advisory fees for the Fund would be reduced, as proposed at the Board Meeting, immediately upon AUIM taking over as interim sub-adviser;

(c)	that TAM believes that it is necessary that the Interim Sub-Advisory Agreement be implemented in advance of the Reorganization in light of performance, regulatory and financial issues affecting Foxhall; and

(d)	that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the TAMG fund complex.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board approved the Interim Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Interim Sub-Advisory Agreement and each Board Member may have attributed different weights to the various factors considered.

Approval of the Reorganization

The Board Members considered that their responsibilities regarding the proposed Reorganization is influenced by general fiduciary principles and the specific requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”). The Board Members considered that Rule 17a-8 requires them to determine that, with respect to the reorganization,: (i) participation in the transaction is in the best interests of both the Merging Fund and the Destination Fund; and (ii) the interests of existing shareholders of the Merging Fund and Destination Fund will not be diluted as a result of the transaction.

Following its review and consideration of the proposed Reorganization, the Board determined that the Reorganization would be in the best interests of the Merging Fund and Destination Fund, as applicable, and would not dilute the interests of the existing shareholders of the Merging Fund and Destination Fund, as applicable. The Board also determined that the proposed Reorganization will be advantageous to the shareholders of both the Merging Fund and Destination Fund. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Merging Fund and Destination Fund’s shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Board Member may have attributed different weights to the various factors considered.

General Considerations

•

The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Merging Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered Transamerica Asset Management, Inc.’s (“TAM”) belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Merging Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Board Members assessed the information that was provided in advance of the meeting regarding fees and expenses for the Merging Fund and Destination Fund as well as projected expense ratios of the Destination Fund following the Reorganization.

•	The Board Members considered that, following the planned reduction in fees, the Destination Fund’s advisory fees would be the same as the advisory fees of the Merging Fund.

•

The Board Members also considered the anticipated pro forma gross expense ratio of each class of shares of the combined Destination Fund compared to the historical gross expense ratios of the corresponding class of shares of the Merging Fund. The Board Members considered that TAM has contractually undertaken, through May 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of corresponding classes of the Destination Fund exceed certain operating levels, and noted that the Destination Fund’s expense cap is lower than the expense cap for the

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

applicable Merging Fund. The Board Members considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Fund compared to those of the Merging Fund.

•

The Board Members considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Merging Fund.

Investment Performance

•

The Board Members considered the relative investment performance of the Merging Fund and Destination Fund and whether performance and investment flexibility have the potential to be enhanced if the assets of the Merging Fund and Destination Fund are combined.

Tax

•	The Board Members considered that the Reorganization was expected to be tax-free for federal income tax purposes.

Investment Program

•	The Board Members considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Merging Fund.

•

The Board Members considered that TAM is the adviser to the Merging Fund and Destination Fund and that AUIM would be sub-adviser to the Merging Fund and Destination Fund at the time of the Reorganization.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•

The Board Members considered that the portfolio manager of the combined Destination Fund could conclude that various securities holdings of the Merging Fund may not be consistent with the Destination Fund’s long-term investment strategy, and, thus, the portfolio manager may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the funds and their shareholders.

•	The Board Members took into consideration the fact that the Merging Fund and Destination Fund have the same valuation policies and procedures.

•	The Board Members considered that the proposed Reorganization is subject to shareholder approval.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

TRANSAMERICA EMERGING MARKETS/PACIFIC RIM VP

(Formerly known as Transamerica Foxhall Emerging Markets/Pacific Rim VP and merged into Transamerica AEGON Active Asset Allocation – Moderate Growth VP on December 9, 2011)

Approval of the Interim Sub-Advisory Agreement

At a special meeting of the Board Members of Transamerica Series Trust (the “Board,” or the “Board Members”) held on August 17, 2011, the Board, including the Board Members who are not interested persons of the Fund (“Independent Board Members”), approved a merger (the “Reorganization”) of Transamerica Foxhall Emerging Markets/Pacific Rim VP (the “Fund,” or the “Merging Fund”) into Transamerica AEGON Active Asset Allocation – Moderate Growth VP (the “Destination Fund”), with shareholder approval. In connection with the approval of the Reorganization, the Board Members approved the termination of Foxhall Capital Management, Inc. (“Foxhall”) as sub-adviser to the Fund, and approved the appointment of AEGON USA Investment Management, LLC (“AUIM”) as the interim sub-adviser, effective August 18, 2011.

The Board reviewed and considered the proposed interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) for the Fund. To assist the Board Members in their consideration of the Interim Sub-Advisory Agreement, the Board Members received, in advance of the Meeting, certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other things, the Board considered:

(a)	that during the interim period, before implementation of the proposed Reorganization, the Fund would be managed in accordance with the objectives, strategies and policies set forth in the current prospectus for the Fund;

(b)	that the advisory and sub-advisory fees for the Fund would be reduced, as proposed at the Board Meeting, immediately upon AUIM taking over as interim sub-adviser;

(c)	that TAM believes that it is necessary that the Interim Sub-Advisory Agreement be implemented in advance of the Reorganization in light of performance, regulatory and financial issues affecting Foxhall; and

(d)	that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the TAMG fund complex.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board approved the Interim Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Interim Sub-Advisory Agreements and each Board Member may have attributed different weights to the various factors considered.

Approval of the Reorganization

The Board Members considered that their responsibilities regarding the proposed Reorganization is influenced by general fiduciary principles and the specific requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”). The Board Members considered that Rule 17a-8 requires them to determine that, with respect to the reorganization,: (i) participation in the transaction is in the best interests of both the Merging Fund and the Destination Fund; and (ii) the interests of existing shareholders of the Merging Fund and Destination Fund will not be diluted as a result of the transaction.

Following its review and consideration of the proposed Reorganization, the Board determined that the Reorganization would be in the best interests of the Merging Fund and Destination Fund, as applicable, and would not dilute the interests of the existing shareholders of the Merging Fund and Destination Fund, as applicable. The Board also determined that the proposed Reorganization will be advantageous to the shareholders of both the Merging Fund and Destination Fund. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Merging Fund and Destination Fund’s shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Board Member may have attributed different weights to the various factors considered.

General Considerations

•

The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Merging Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered Transamerica Asset Management, Inc.’s (“TAM”) belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Merging Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Board Members assessed the information that was provided in advance of the meeting regarding fees and expenses for the Merging Fund and Destination Fund as well as projected expense ratios of the Destination Fund following the Reorganization.

•	The Board Members considered that, following the planned reduction in fees, the Destination Fund’s advisory fees would be the same as the advisory fees of the Merging Fund.

•

The Board Members also considered the anticipated pro forma gross expense ratio of each class of shares of the combined Destination Fund compared to the historical gross expense ratios of the corresponding class of shares of the Merging Fund. The Board Members considered that TAM has contractually undertaken, through May 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of corresponding classes of the Destination Fund exceed certain operating levels, and noted that the Destination Fund’s expense cap is lower than the expense cap for the

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

applicable Merging Fund. The Board Members considered whether the current expense limitations were appropriate in light of the projected expenses of the combined Destination Fund compared to those of the Merging Fund.

•

The Board Members considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Merging Fund.

Investment Performance

•

The Board Members considered the relative investment performance of the Merging Fund and Destination Fund and whether performance and investment flexibility have the potential to be enhanced if the assets of the Merging Fund and Destination Fund are combined.

Tax

•	The Board Members considered that the Reorganization was expected to be tax-free for federal income tax purposes.

Investment Program

•	The Board Members considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Merging Fund.

•

The Board Members considered that TAM is the adviser to the Merging Fund and Destination Fund and that AUIM would be sub-adviser to the Merging Fund and Destination Fund at the time of the Reorganization.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•

The Board Members considered that the portfolio manager of the combined Destination Fund could conclude that various securities holdings of the Merging Fund may not be consistent with the Destination Fund’s long-term investment strategy, and, thus, the portfolio manager may liquidate these positions. TAM represented that portfolio transition should not have a material adverse effect on the funds and their shareholders.

•	The Board Members took into consideration the fact that the Merging Fund and Destination Fund have the same valuation policies and procedures.

•	The Board Members considered that the proposed Reorganization is subject to shareholder approval

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The High Yield market performed relatively well during 2011 as indicated by the 4.96% gain in the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (the “Benchmark”) despite bouts of volatility throughout the year. The Benchmark started off the year with a 6% gain over the first 7 months due to a generally positive economic outlook and improving corporate earnings combined with accommodative monetary policy. The market subsequently retreated as recession and European sovereign debt concerns reached their peak. As a result, the Benchmark declined over 7% during August and September before recovering approximately 6% in October as those fears diminished. As liquidity declined toward the end of the year, bond prices again faded in November only to recover in December to close the year on a positive note.

After setting back-to-back annual records for bond issuance, the High Yield market slowed in the latter half of 2011 to finish the year with $228 Billion of new debt according to Barclays Capital, the second best year on record behind 2010. Liquidity generally remains high and issuers have capitalized on the strength of the markets to improve debt maturity schedules and reduce funding costs. We anticipate the capital markets will remain robust in the near term as investors continue to seek yield, particularly High Yield which offers attractive income relative to investment grade and government alternatives.

We also believe investors will benefit from stability of cash flow during the coming year as a result of a low default rate environment. According to Moody’s Investor Service, the current U.S. trailing 12-month speculative grade default rate is approximately 2.0%, the lowest level since early 2008. Moody’s projects the base-case default rate for the coming year has bottomed and will gradually climb toward 3%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica AEGON High Yield Bond VP, Initial Class returned 4.77%. By comparison, its primary and former benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index and the Bank of America Merrill Lynch U.S. High Yield, Cash Pay Index, returned 4.96% and 4.50%, respectively.

STRATEGY REVIEW

Transamerica AEGON High Yield Bond VP outperformed The Bank of America Merrill Lynch U.S. High Yield, Cash Pay Index for the year ended December 31, 2011, after adjusting the Fund’s return to a gross of fees basis. The basic industry sector provided the greatest contribution to performance as certain positions in the paper and forest products industry within the sector performed well. An underweight position in the communications industry as well as an underweight to transportation also contributed to the Fund’s performance.

The portfolio underperformed in the areas of financial companies, consumer cyclicals and energy. Specific financial sector holdings as well as certain retailers within consumer cyclicals resulted in the largest negative relative performance. An underweight to energy also detracted from performance on a relative basis. The portfolio currently maintains an overweight position in consumer cyclicals, electric utilities and insurance. The portfolio is underweight capital goods, energy and communications as we believe they offer lower risk/reward opportunities.

Despite concerns of an economic slowdown in the US and abroad, recent economic reports indicate a slow to moderate economic expansion with continued expectations of low inflation. Monetary policy is expected to remain accommodative for the foreseeable future, and debt issuers are benefiting from a low yield environment. As a result, we expect corporate fundamentals will continue to improve. We also believe High Yield will continue to perform well as the economy slowly improves and attractive yield producing alternatives diminish.

Bradley J. Beman, CFA, CPA

Benjamin D. Miller, CFA

Kevin Bakker, CFA

Jim Schaeffer

Co-Portfolio Managers

AEGON USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	4.77%	5.73%	7.01%	06/01/1998
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped*	4.96%	7.74%	8.96%
BofA Merrill Lynch U.S. High Yield, Cash Pay*	4.50%	7.25%	8.54%

Service Class	4.54%	5.48%	6.74%	05/01/2003

NOTES

*	The Bank of America Merrill Lynch U.S. High-Yield Cash Pay Index (“BofA Merrill Lynch U.S. High Yield, Cash Pay”) served as the primary benchmark for the fund prior to January 15, 2011, at which time it was replaced with the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index. The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica AEGON High Yield Bond VP
Initial Class	$1,000.00	$995.80	$3.67	$1,021.53	$3.72	0.73%
Service Class	1,000.00	994.10	4.93	1,020.27	4.99	0.98

(A)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	86.5%
Securities Lending Collateral	17.7
Repurchase Agreement	7.0
Preferred Corporate Debt Securities	2.5
Preferred Stocks	1.4
Asset-Backed Securities	0.2
Common Stocks	0.0 *
Warrants	0.0 *
Other Assets and Liabilities - Net	(15.3)

Total	100.0%

*	Amount rounds to less than 0.01%.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITY - 0.2%
U.S. Airways Pass-Through Trust
Series 2010-1, Class A
6.25%, 04/22/2023	$581	$534
Total Asset-Backed Security (cost $581)
PREFERRED CORPORATE DEBT SECURITIES - 2.5%
Diversified Financial Services - 1.4%
Bank of America Corp.- Series K
8.00%, 01/30/2018 *ž	2,610	2,337
JPMorgan Chase & Co.- Series 1
7.90%, 04/30/2018 *ž	630	671
Insurance - 1.1%
Lincoln National Corp.
7.00%, 05/17/2066 *^	2,525	2,279

Total Preferred Corporate Debt Securities (cost $5,267)		5,287

CORPORATE DEBT SECURITIES - 86.5%
Aerospace & Defense - 1.1%
Bombardier, Inc.
7.50%, 03/15/2018 - 144A	140	150
7.75%, 03/15/2020 - 144A ^	400	436
Hexcel Corp.
6.75%, 02/01/2015	192	195
Spirit Aerosystems, Inc.
6.75%, 12/15/2020	330	345
7.50%, 10/01/2017	735	797
Triumph Group, Inc.
8.63%, 07/15/2018 ^	450	493
Auto Components - 0.3%
Lear Corp.
7.88%, 03/15/2018	365	395
8.13%, 03/15/2020	140	154
Automobiles - 1.1%
Chrysler Group LLC
8.00%, 06/15/2019 - 144A ^	940	860
8.25%, 06/15/2021 - 144A ^	730	664
General Motors Corp. (Escrow Shares)
7.20%, 01/15/2049	805		♦
Jaguar Land Rover PLC
7.75%, 05/15/2018 - 144A ^	200	191
8.13%, 05/15/2021 - 144A	745	700
Beverages - 1.6%
Constellation Brands, Inc.
7.25%, 09/01/2016 - 05/15/2017	1,750	1,924
Cott Beverages, Inc.
8.13%, 09/01/2018	275	297
8.38%, 11/15/2017	1,050	1,133
Building Products - 2.0%
Dynacast International LLC
9.25%, 07/15/2019 - 144A	510	479
Euramax International, Inc.
9.50%, 04/01/2016 - 144A	975	761
Masco Corp.
7.75%, 08/01/2029	935	908
Ply Gem Industries, Inc.
8.25%, 02/15/2018 ^	2,507	2,184
Chemicals - 1.5%
Huntsman International LLC
5.50%, 06/30/2016^	710	696
8.63%, 03/15/2020 - 03/15/2021^	1,200	1,272
Nova Chemicals Corp.
8.38%, 11/01/2016	1,090	1,188

	Principal (000’s)	Value (000’s)
Commercial Banks - 1.7%
CIT Group, Inc.
7.00%, 05/04/2015 - 05/02/2017 - 144A^	$3,675	$3,671
Commercial Services & Supplies - 2.0%
Ceridian Corp.
12.25%, 11/15/2015	2,150	1,692
EnergySolutions, Inc.
10.75%, 08/15/2018	870	815
GCB Quebecor World (Escrow Shares)
6.13%, 11/15/2013	690	♦
International Lease Finance Corp.
8.63%, 09/15/2015	1,100	1,128
Koppers, Inc.
7.88%, 12/01/2019	750	795
Computers & Peripherals - 1.0%
Seagate HDD Cayman
6.88%, 05/01/2020	940	966
7.75%, 12/15/2018 - 144A	1,025	1,090
Construction Materials - 0.1%
Associated Materials LLC
9.13%, 11/01/2017 ^	260	227
Consumer Finance - 2.3%
Ally Financial, Inc.
6.75%, 12/01/2014	900	905
8.00%, 03/15/2020	650	666
Springleaf Finance Corp.
6.90%, 12/15/2017	4,670	3,362
Containers & Packaging - 1.5%
Cascades, Inc.
7.75%, 12/15/2017	75	74
7.88%, 01/15/2020 ^	750	728
Graphic Packaging International, Inc.
7.88%, 10/01/2018	900	959
9.50%, 06/15/2017	200	219
Packaging Dynamics Corp.
8.75%, 02/01/2016 - 144A	1,100	1,099
Sealed Air Corp.
8.13%, 09/15/2019 - 144A	200	219
Diversified Consumer Services - 1.5%
Ford Holdings LLC
9.30%, 03/01/2030	1,625	2,023
Service Corp., International
7.00%, 06/15/2017	1,160	1,259
Diversified Financial Services - 4.4%
Ford Motor Credit Co., LLC
3.88%, 01/15/2015	1,500	1,494
5.00%, 05/15/2018 ^	475	476
5.88%, 08/02/2021	500	521
International Lease Finance Corp.
8.25%, 12/15/2020 ^	900	909
Marina District Finance Co., Inc.
9.50%, 10/15/2015 ^	1,100	1,029
9.88%, 08/15/2018 ^	845	771
Nuveen Investments, Inc.
10.50%, 11/15/2015 ^	1,232	1,223
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 - 144A ^	100	100
7.13%, 04/15/2019 - 144A	575	585
8.25%, 02/15/2021 - 144A	180	159
9.00%, 04/15/2019 - 144A	1,475	1,401
WMG Acquisition Corp.
11.50%, 10/01/2018 - 144A^	840	834

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Diversified Telecommunication Services - 6.0%
Cincinnati Bell, Inc.
8.38%, 10/15/2020 ^	$875	$873
8.75%, 03/15/2018 ^	325	302
EH Holding Corp.
6.50%, 06/15/2019 - 144A	645	672
7.63%, 06/15/2021 - 144A	130	137
Frontier Communications Corp.
8.25%, 04/15/2017	465	475
9.00%, 08/15/2031	2,090	1,907
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 144A	1,000	1,015
7.50%, 04/01/2021 - 144A	500	506
8.50%, 11/01/2019	450	477
Intelsat Luxembourg SA
11.50%, 02/04/2017 - 144A	500	483
Level 3 Communications, Inc.
11.88%, 02/01/2019 ^	375	399
Level 3 Financing, Inc.
8.13%, 07/01/2019 - 144A	1,425	1,404
PAETEC Holding Corp.
8.88%, 06/30/2017	177	191
Sprint Capital Corp.
8.75%, 03/15/2032	975	789
Windstream Corp.
7.50%, 04/01/2023	3,290	3,248
Electric Utilities - 5.1%
AES Red Oak LLC -Series B
9.20%, 11/30/2029	1,455	1,477
Dynegy Holdings LLC
7.50%, 06/01/2015	1,495	987
7.75%, 06/01/2019	2,795	1,830
Elwood Energy LLC
8.16%, 07/05/2026	1,677	1,640
Homer City Funding LLC
8.14%, 10/01/2019	473	414
8.73%, 10/01/2026	2,468	2,097
Intergen NV
9.00%, 06/30/2017 - 144A	1,400	1,474
LSP Energy, LP
8.16%, 07/15/2025	1,250	1,030
Food & Staples Retailing - 1.6%
Rite Aid Corp.
7.50%, 03/01/2017	1,500	1,498
9.50%, 06/15/2017	345	315
10.38%, 07/15/2016 ^	75	80
SUPERVALU, Inc.
8.00%, 05/01/2016 ^	1,495	1,543
Food Products - 1.7%
Del Monte Corp.
7.63%, 02/15/2019 ^	810	778
Dole Food Co., Inc.
8.00%, 10/01/2016 - 144A	880	917
Harmony Foods Corp.
10.00%, 05/01/2016 - 144A	187	188
Pilgrim’s Pride Corp.
7.88%, 12/15/2018 ^	420	395
Simmons Foods, Inc.
10.50%, 11/01/2017 - 144A	1,620	1,348
Health Care Equipment & Supplies - 0.5%
Kinetic Concepts, Inc.
10.50%, 11/01/2018 - 144A	1,055	1,034

	Principal (000’s)	Value (000’s)
Health Care Providers & Services - 3.9%
CHS/Community Health Systems, Inc.
8.00%, 11/15/2019 - 144A ^	$1,200	$1,212
8.88%, 07/15/2015 ^	1,865	1,926
GCB U.S. Oncology, Inc. (Escrow Shares)
08/15/2017	1,650	21
HCA, Inc.
6.38%, 01/15/2015 ^	600	611
6.50%, 02/15/2020	570	591
7.50%, 02/15/2022	1,200	1,227
Health Management Associates, Inc.
7.38%, 01/15/2020 - 144A ^	200	208
Healthsouth Corp.
7.75%, 09/15/2022 ^	1,645	1,618
LifePoint Hospitals, Inc.
6.63%, 10/01/2020	1,070	1,109
Hotels, Restaurants & Leisure - 6.9%
Ameristar Casinos, Inc.
7.50%, 04/15/2021 ^	1,000	1,030
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/2018 ^	1,850	1,267
11.25%, 06/01/2017	285	302
12.75%, 04/15/2018	1,910	1,518
Firekeepers Development Authority
13.88%, 05/01/2015 - 144A	615	698
GWR Operating Partnership LLP
10.88%, 04/01/2017	1,670	1,816
MGM Resorts International
7.50%, 06/01/2016	1,010	967
10.00%, 11/01/2016 ^	505	530
10.38%, 05/15/2014	170	194
11.38%, 03/01/2018 ^	1,695	1,864
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013	125	131
7.25%, 06/15/2016 ^	200	215
Seneca Gaming Corp.
8.25%, 12/01/2018 - 144A	600	587
Sheraton Holding Corp.
7.38%, 11/15/2015 ^	674	762
Starwood Hotels & Resorts Worldwide, Inc.
7.15%, 12/01/2019	500	572
WMG Acquisition Corp.
9.50%, 06/15/2016	1,500	1,628
Wynn Las Vegas LLC
7.75%, 08/15/2020 ^	935	1,038
Household Durables - 4.4%
Beazer Homes USA, Inc.
9.13%, 06/15/2018	740	509
12.00%, 10/15/2017 ^	1,635	1,737
Jarden Corp.
7.50%, 05/01/2017 ^	1,005	1,065
7.50%, 01/15/2020	590	628
K. Hovnanian Enterprises, Inc.
8.63%, 01/15/2017	800	300
10.63%, 10/15/2016 ^	870	694
KB Home
9.10%, 09/15/2017 ^	2,225	2,119
Meritage Homes Corp.
6.25%, 03/15/2015	355	350
7.15%, 04/15/2020	1,272	1,221
Standard Pacific Corp.
8.38%, 05/15/2018 - 01/15/2021	1,050	991

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Independent Power Producers & Energy Traders - 2.5%
Calpine Corp.
7.50%, 02/15/2021 - 144A	$575	$615
7.88%, 07/31/2020 - 01/15/2023 - 144A ^	1,325	1,427
Edison Mission Energy
7.20%, 05/15/2019	850	531
NRG Energy, Inc.
7.63%, 01/15/2018	1,175	1,175
7.63%, 05/15/2019 - 144A	590	578
7.88%, 05/15/2021 - 144A	725	707
8.25%, 09/01/2020 ^	300	302
Industrial Conglomerates - 0.9%
Cricket Communications, Inc.
7.75%, 10/15/2020	1,050	919
HCA, Inc.
7.88%, 02/15/2020	900	972
Insurance - 0.9%
Genworth Financial, Inc.
6.15%, 11/15/2066 *	650	351
Liberty Mutual Group, Inc.
10.75%, 06/15/2058 - 144A *	1,275	1,600
IT Services - 1.2%
SunGard Data Systems, Inc.
7.38%, 11/15/2018	850	870
7.63%, 11/15/2020 ^	1,632	1,677
Leisure Equipment & Products - 0.1%
Icon Health & Fitness
11.88%, 10/15/2016 - 144A	150	122
Machinery - 0.5%
Navistar International Corp.
8.25%, 11/01/2021	1,038	1,104
Media - 5.9%
Cablevision Systems Corp.
8.00%, 04/15/2020 ^	769	825
CCO Holdings LLC / CCO Holdings Capital Corp.
6.50%, 04/30/2021	1,050	1,063
7.00%, 01/15/2019	950	990
7.38%, 06/01/2020	500	528
7.88%, 04/30/2018 ^	440	469
Cequel Communications Holdings I LLC and
Cequel Capital Corp.
8.63%, 11/15/2017 - 144A	935	991
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/2017 ^	150	161
Clear Channel Worldwide Holdings, Inc. -Series B
9.25%, 12/15/2017	1,425	1,539
CSC Holdings LLC
6.75%, 11/15/2021 - 144A	750	789
DISH DBS Corp.
7.75%, 05/31/2015	2,000	2,201
7.88%, 09/01/2019	800	904
Univision Communications, Inc.
7.88%, 11/01/2020 - 144A	975	990
8.50%, 05/15/2021 - 144A	1,385	1,260
Metals & Mining - 0.9%
FMG Resources August 2006 Pty, Ltd.
8.25%, 11/01/2019 - 144A ^	815	829
Thompson Creek Metals Co., Inc.
7.38%, 06/01/2018	175	156
U.S. Steel Corp.
6.65%, 06/01/2037	1,200	936

	Principal (000’s)	Value (000’s)
Multiline Retail - 1.2%
Bon-Ton Department Stores, Inc.
10.25%, 03/15/2014	$1,225	$786
JC Penney Corp., Inc.
7.13%, 11/15/2023	775	775
7.40%, 04/01/2037	1,100	1,023
Multi-Utilities - 0.5%
Puget Energy, Inc.
6.00%, 09/01/2021	1,050	1,086
Oil, Gas & Consumable Fuels - 9.1%
Arch Coal, Inc.
7.00%, 06/15/2019 - 144A	200	204
7.25%, 06/15/2021 - 144A	340	349
8.75%, 08/01/2016 ^	300	328
Chesapeake Energy Corp.
6.13%, 02/15/2021	200	206
6.63%, 08/15/2020	901	966
9.50%, 02/15/2015	600	687
Chesapeake Oilfield Operating LLC
6.63%, 11/15/2019 - 144A	320	333
Connacher Oil and Gas, Ltd.
8.50%, 08/01/2019 - 144A	1,200	1,086
Consol Energy, Inc.
6.38%, 03/01/2021 - 144A	240	242
8.00%, 04/01/2017	225	246
8.25%, 04/01/2020	570	630
Continental Resources, Inc.
7.13%, 04/01/2021 ^	400	434
8.25%, 10/01/2019	740	814
El Paso Corp.
7.25%, 06/01/2018	1,450	1,588
Energy Transfer Equity, LP
7.50%, 10/15/2020 ^	1,670	1,824
GMX Resources, Inc.
11.00%, 12/01/2017 - 144A	1,194	967
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	1,000	1,023
Linn Energy LLC/Linn Energy Finance Corp.
7.75%, 02/01/2021	900	936
8.63%, 04/15/2020	770	835
Newfield Exploration Co.
6.63%, 04/15/2016 ^	500	515
6.88%, 02/01/2020	475	508
Peabody Energy Corp.
6.00%, 11/15/2018 - 144A	165	168
6.25%, 11/15/2021 - 144A	240	248
Pioneer Natural Resources Co.
6.65%, 03/15/2017	900	996
6.88%, 05/01/2018	585	662
Plains Exploration & Production Co.
6.75%, 02/01/2022	300	314
SM Energy Co.
6.50%, 11/15/2021 - 144A	810	834
Stallion Oilfield Holdings, Ltd.
10.50%, 02/15/2015	1,771	1,895
Paper & Forest Products - 0.9%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 - 144A	267	167
Smurfit Kappa Funding PLC
7.75%, 04/01/2015	280	280
Westvaco Corp.
8.20%, 01/15/2030	1,275	1,449

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Pharmaceuticals - 1.2%
Mylan, Inc.
7.63%, 07/15/2017 - 144A	$468	$511
7.88%, 07/15/2020 - 144A	500	551
Valeant Pharmaceuticals International, Inc.
6.75%, 10/01/2017 - 08/15/2021 - 144A	700	683
6.88%, 12/01/2018 - 144A	550	549
7.00%, 10/01/2020 - 144A	300	296
Real Estate Investment Trusts - 1.7%
Host Hotels & Resorts, LP
5.88%, 06/15/2019 - 144A ^	1,150	1,170
6.00%, 10/01/2021 - 144A	500	513
9.00%, 05/15/2017	340	370
Weyerhaeuser Co.
7.38%, 03/15/2032	1,620	1,700
Road & Rail - 1.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, 01/15/2019	275	273
9.75%, 03/15/2020	945	971
Hertz Corp.
6.75%, 04/15/2019 ^	350	351
7.50%, 10/15/2018	845	883
Semiconductors & Semiconductor Equipment - 1.0%
Freescale Semiconductor, Inc.
9.25%, 04/15/2018 - 144A	900	962
NXP BV
9.75%, 08/01/2018 - 144A	1,150	1,253
Software - 1.1%
First Data Corp.
12.63%, 01/15/2021	2,760	2,401
Specialty Retail - 0.7%
Academy, Ltd.
9.25%, 08/01/2019 - 144A ^	250	247
Brookstone Co., Inc.
13.00%, 10/15/2014 - 144A	272	217
Claire’s Stores, Inc.
8.88%, 03/15/2019 ^	1,220	927
9.63%, 06/01/2015	250	198
Textiles, Apparel & Luxury Goods - 1.0%
Jones Group, Inc.
6.13%, 11/15/2034	1,300	897
Levi Strauss & Co.
8.88%, 04/01/2016 ^	840	874
PVH Corp.
7.38%, 05/15/2020	310	336
Wireless Telecommunication Services - 1.9%
Cricket Communications, Inc.
7.75%, 05/15/2016	660	681
Nextel Communications, Inc. - Series D
7.38%, 08/01/2015	450	412
Sprint Nextel Corp.
8.38%, 08/15/2017 ^	2,095	1,878
9.00%, 11/15/2018 - 144A	170	179
9.25%, 04/15/2022	917	864

Total Corporate Debt Securities (cost $188,559)		186,932

	Shares	Value (000’s)
PREFERRED STOCKS - 1.4%
Consumer Finance - 0.9%
Ally Financial, Inc., 7.00% - 144A	882	$632
Ally Financial, Inc., 8.50%	76,000	1,398
Diversified Financial Services - 0.5%
GMAC Capital Trust I, 8.13%*	50,500	977

Total Preferred Stocks (cost $3,421)		3,007

COMMON STOCK - 0.0% ¥
Automobiles - 0.0% ¥
General Motors Co. ‡ ^	3,292	67
Total Common Stock (cost $121)

WARRANTS - 0.0% ¥
Automobiles - 0.0% ¥
General Motors Co. ‡
Expiration: 07/10/2016
Exercise Price: $10.00	58	1
General Motors Co. ‡
Expiration: 07/10/2019
Exercise Price: $18.33	58	¿

Total Warrants (cost $–)		1

SECURITIES LENDING COLLATERAL - 17.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% 	38,264,190	38,264
Total Securities Lending Collateral (cost $38,264)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 7.0%
State Street Bank & Trust Co. 0.03% , dated 12/30/2011, to be repurchased at $15,215 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $15,520.	$15,215	15,215
Total Repurchase Agreement (cost $15,215)

Total Investment Securities (cost $251,428)		249,307
Other Assets and Liabilities - Net		(33,053)

Net Assets		$216,254

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 12/30/2011.

Ž	The security has a perpetual maturity. The date shown is the next call date.

^	All or a portion of this security is on loan. The value of all securities on loan is $37,478.

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities have a market value of less than $1, or less than 0.1% of the fund’s net assets.

Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

In default.

¥	Percentage rounds to less than 0.1%.

‡	Non-income producing security.

	Rate shown reflects the yield at 12/30/2011.

Aggregate cost for federal income tax purposes is $251,437. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,613 and $8,743, respectively. Net unrealized depreciation for tax purposes is $2,130.

♦	Amount is less than 1.

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $47,551, or 21.99%, of the fund’s net assets.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Value at 12/31/2011
Asset-Backed Securities	$—	$534		$—	$534
Common Stocks	67	—		—	67
Corporate Debt Securities	—	186,932		♦	186,932
Preferred Corporate Debt Securities	—	5,287		—	5,287
Preferred Stocks	3,007	—		—	3,007
Repurchase Agreement	—	15,215		—	15,215
Securities Lending Collateral	38,264	—		—	38,264
Warrants	1	—		—	1

Total	$41,339	$207,968	$	♦	$249,307

Level 3 Rollforward - Investment

Securities

Securities	Beginning Balance at 12/31/2010		Purchases		Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011		Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011
Corporate Debt Securities	$	♦	$	♦	$—	$—	$—	$—	$—	$—	$	♦	—

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2011 (all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $236,213) (including securities loaned of $37,478)	$234,092
Repurchase agreement, at value (cost: $15,215)	15,215
Receivables:
Shares sold	1,959
Interest	3,877
Securities lending income (net)	21
Prepaid expenses	—	(A)

	255,164

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	404
Shares redeemed	74
Management and advisory fees	113
Distribution and service fees	13
Administration fees	4
Printing and shareholder reports fees	13
Audit and tax fees	9
Other	16
Collateral for securities on loan	38,264

	38,910

Net assets	$216,254

Net assets consist of:
Capital stock ($.01 par value)	$291
Additional paid-in capital	240,675
Undistributed (accumulated) net investment income (loss)	15,180
Undistributed (accumulated) net realized gain (loss) from investment securities	(37,771)
Net unrealized appreciation (depreciation) on:
Investment securities	(2,121)

Net assets	$216,254

Net assets by class:
Initial Class	$150,132
Service Class	66,122
Shares outstanding:
Initial Class	20,255
Service Class	8,815
Net asset value and offering price per share:
Initial Class	$7.41
Service Class	7.50

STATEMENT OF OPERATIONS For the year ended December 31, 2011 (all amounts in thousands)

Investment income:
Dividend income	$213
Interest income	16,499
Securities lending income (net)	157

16,869

Expenses:
Management and advisory	1,376
Distribution and service:
Service Class	145
Printing and shareholder reports	36
Custody	51
Administration	43
Legal	11
Audit and tax	14
Trustees	6
Transfer agent	2
Other	6

Total expenses	1,690

Net investment income	15,179

Net realized gain (loss) on transactions from:
Investment securities	5,394
Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(10,702)

Net realized and unrealized loss	(5,308)

Net increase in net assets resulting from operations	$9,871

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS For the years ended: (all amounts in thousands)
	December 31, 2011	December 31, 2010
From operations:
Net investment income	$15,179	$14,183
Net realized gain (loss) from investment securities	5,394	9,745
Change in net unrealized appreciation (depreciation) on investment securities	(10,702)	(1,379)

Net increase in net assets resulting from operations	9,871	22,549

Distributions to shareholders:
From net investment income:
Initial Class	(10,091)	(22,084)
Service Class	(3,943)	(5,214)

Total distributions to shareholders	(14,034)	(27,298)

Capital share transactions:
Proceeds from shares sold:
Initial Class	61,161	73,696
Service Class	55,505	45,577

	116,666	119,273

Dividends and distributions reinvested:
Initial Class	10,091	22,084
Service Class	3,943	5,214

	14,034	27,298

Cost of shares redeemed:
Initial Class	(83,140)	(115,232)
Service Class	(39,873)	(27,774)

	(123,013)	(143,006)

Net increase in net assets from capital shares transactions	7,687	3,565

Net increase (decrease) in net assets	3,524	(1,184)

Net assets:
Beginning of year	212,730	213,914

End of year	$216,254	$212,730

Undistributed net investment income	$15,180	$14,035

Share activity:
Shares issued:
Initial Class	8,085	9,244
Service Class	7,146	5,711

	15,231	14,955

Shares issued-reinvested from distributions:
Initial Class	1,429	3,072
Service Class	552	716

	1,981	3,788

Shares redeemed:
Initial Class	(10,717)	(14,441)
Service Class	(5,099)	(3,495)

	(15,816)	(17,936)

Net increase (decrease) in shares outstanding:
Initial Class	(1,203)	(2,125)
Service Class	2,599	2,932

	1,396	807

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

FINANCIAL HIGHLIGHTS

Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.67	$7.95	$5.87	$8.74	$9.48
Investment operations
Net investment income(A)	0.55	0.59	0.66	0.67	0.68
Net realized and unrealized gain (loss)	(0.21)	0.33	2.04	(2.68)	(0.52)

Total operations	0.34	0.92	2.70	(2.01)	0.16

Distributions
From net investment income	(0.60)	(1.20)	(0.62)	(0.72)	(0.90)
From net realized gains	—	—	—	(0.14)	—	(B)

Total distributions	(0.60)	(1.20)	(0.62)	(0.86)	(0.90)

Net asset value
End of year	$7.41	$7.67	$7.95	$5.87	$8.74

Total return(C)	4.77%	12.58%	47.05%	(25.20%)	1.85%
Net assets end of year (000’s)	$150,132	$164,509	$187,509	$244,866	$308,893
Ratio and supplemental data
Expenses to average net assets	0.72%	0.73%	0.80%	0.79%	0.81%
Net investment income, to average net assets	7.12%	7.50%	9.38%	8.73%	7.25%
Portfolio turnover rate	88%	140%	85%	59%	70%

Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.76	$8.04	$5.94	$8.83	$9.56
Investment operations
Net investment income(A)	0.54	0.57	0.64	0.66	0.66
Net realized and unrealized gain (loss)	(0.22)	0.34	2.07	(2.72)	(0.51)

Total operations	0.32	0.91	2.71	(2.06)	0.15

Distributions
From net investment income	(0.58)	(1.19)	(0.61)	(0.69)	(0.88)
From net realized gains	—	—	—	(0.14)	—	(B)

Total distributions	(0.58)	(1.19)	(0.61)	(0.83)	(0.88)

Net asset value
End of year	$7.50	$7.76	$8.04	$5.94	$8.83

Total return(C)	4.54%	12.31%	46.67%	(25.46%)	1.73%
Net assets end of year (000’s)	$66,122	$48,221	$26,405	$5,617	$10,028
Ratio and supplemental data
Expenses to average net assets	0.97%	0.98%	1.05%	1.04%	1.06%
Net investment income, to average net assets	6.89%	7.20%	8.75%	8.26%	7.01%
Portfolio turnover rate	88%	140%	85%	59%	70%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01).
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AEGON High Yield Bond VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investments on the Statement of Assets and Liabilities.

The PIKs at December 31, 2011 are listed in the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed at the end of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $750 million	0.64%
Over $750 million	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.85% Expense Limit

Prior to May 1, 2011, the expense limit was 1.05%.

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$178,087
U.S. Government	197

Proceeds from maturities and sales of securities:
Long-term	179,839
U.S. Government	504

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$13,127	December 31, 2016
$24,496	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $5,206.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$14,034
Long-term Capital Gain	—

2010 Distributions paid from:
Ordinary Income	27,298
Long-termCapital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$15,372

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(37,623)

Post October Short-term Capital Loss Deferral	(139)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(2,130)

Other Temporary Differences	(192)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON High Yield Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON High Yield Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON High Yield Bond VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

(unaudited)

UNDERSTANDING YOUR FUND’S EXPENSES

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica AEGON Money Market VP
Initial Class	$1,000.00	$1,000.00	$1.06	$1,024.15	$1.07	0.21%
Service Class	1,000.00	1,000.00	1.06	1,024.15	1.07	0.21

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Commercial Paper	41.5%
Asset-Backed Commercial Paper	34.8
Certificates of Deposit	11.0
Repurchase Agreements	7.2
Corporate Debt Securities	5.5

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
COMMERCIAL PAPER ▲ - 41.5%
Commercial Banks - 24.9%
Australia & New Zealand Banking Group, Ltd.
1.06%, 06/29/2012	$12,000	$11,969
Barclays U.S. Funding Corp.
0.18%, 01/03/2012	32,000	31,999
Commonwealth Bank of Australia
0.48%, 03/06/2012 - 144A	15,000	14,994
0.62%, 01/20/2012 - 144A	10,300	10,298
DNB Bank ASA
0.84%, 02/13/2012 - 144A	10,000	9,995
National Australia Funding Delaware, Inc.
0.62%, 01/09/2012 - 144A	18,800	18,799
State Street Corp.
0.22%, 02/14/2012	10,000	9,997
0.40%, 03/12/2012	23,500	23,491
Svenska Handelsbanken, Inc.
0.37%, 01/18/2012 - 144A	13,500	13,498
1.02%, 03/29/2012	2,000	1,998
Swedbank AB
0.86%, 01/13/2012	7,000	6,999
0.90%, 01/24/2012	6,000	5,998
0.96%, 02/02/2012	7,000	6,997
Westpac Banking Corp.
0.50%, 03/27/2012	6,035	6,031
Consumer Finance - 4.4%
Toyota Motor Credit Corp.
0.34%, 03/02/2012	10,000	9,997
0.36%, 01/04/2012	10,000	10,000
0.71%, 01/19/2012	10,700	10,698
Diversified Financial Services - 10.8%
Credit Suisse
0.82%, 01/26/2012	2,000	1,999
0.92%, 02/16/2012	20,000	19,988
Nordea North America, Inc.
0.64%, 01/06/2012	16,000	15,999
0.98%, 03/01/2012	8,000	7,994
1.02%, 03/07/2012	7,000	6,994
Rabobank USA Financial Corp.
0.35%, 01/11/2012	2,200	2,200
0.71%, 03/02/2012	10,000	9,994
0.86%, 02/29/2012	10,000	9,993
Metals & Mining - 1.4%
BHP Billiton Finance USA, Ltd.
0.32%, 01/09/2012 - 144A	10,000	10,000

Total Commercial Paper (cost $288,919)		288,919

ASSET-BACKED COMMERCIAL PAPER ▲ - 34.8%
Diversified Financial Services - 34.8%
Alpine Securitization Corp.
0.71%, 01/11/2012 - 144A	10,000	9,999
Cancara Asset Securitisation LLC
0.31%, 01/03/2012	8,400	8,400
Grampian Funding LLC
0.23%, 01/03/2012	6,000	6,000
Jupiter Securitization Co., LLC
0.18%, 02/14/2012	15,000	14,996
0.22%, 03/01/2012	6,000	5,998
0.25%, 04/02/2012	10,000	9,994
Mont Blanc Capital Corp.
0.30%, 01/10/2012	6,100	6,100

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
Mont Blanc Capital Corp. (continued)
0.36%, 01/03/2012	$14,100	$14,100
0.39%, 01/13/2012	4,300	4,299
Regency Markets No. 1 LLC
0.15%, 01/05/2012	12,000	12,000
0.34%, 01/04/2012	13,800	13,800
Salisbury Receivables Co., LLC
0.30%, 02/24/2012	5,100	5,098
0.66%, 01/05/2012 - 144A	5,500	5,500
Sheffied Receivables Corp.
0.36%, 02/23/2012	3,000	2,998
Solitaire Funding LLC
0.67%, 01/05/2012 - 144A	12,600	12,600
0.68%, 01/03/2012 - 144A	4,800	4,800
0.80%, 01/30/2012 - 144A	12,800	12,796
Straight-A Funding LLC
0.10%, 01/13/2012 - 144A	8,000	8,000
0.13%, 02/21/2012 - 144A	18,610	18,606
0.14%, 02/03/2012 - 02/14/2012 - 144A	24,000	23,996
0.28%, 01/06/2012 - 144A	18,500	18,499
Victory Receivables Corp.
0.66%, 01/25/2012 - 144A	6,000	5,999
0.71%, 01/09/2012 - 144A	5,000	5,000
0.74%, 01/06/2012 - 144A	13,000	12,999

Total Asset-Backed Commercial Paper (cost $242,577)		242,577

CERTIFICATES OF DEPOSIT ▲ - 11.0%
Commercial Banks - 7.4%
Bank of Nova Scotia
0.40%, 03/28/2012	10,000	9,999
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.38%, 02/01/2012	20,000	20,000
Svenska Handelsbanken AB
0.30%, 01/24/2012	1,900	1,900
0.48%, 03/12/2012	10,000	10,000
Toronto-Dominion Bank
0.17%, 05/01/2012	10,000	10,000
Diversified Financial Services - 3.6%
Skandinaviska Enskilda Banken AB
0.01%, 02/07/2012	10,000	10,000
0.49%, 02/03/2012	15,000	15,000

Total Certificates of Deposit (cost $76,899)		76,899

CORPORATE DEBT SECURITIES - 5.5%
Diversified Financial Services - 5.5%
Bear Stearns Cos., LLC
5.35%, 02/01/2012	20,845	20,932
General Electric Capital Corp.
5.88%, 02/15/2012	15,000	15,099
JPMorgan Chase & Co.
4.50%, 01/15/2012	2,000	2,003

Total Corporate Debt Securities (cost $38,034)		38,034

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 7.2%
Goldman Sachs 0.10% ▲, dated 12/30/2011, to be repurchased at $50,000 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.87% - 5.39%, due 07/01/2013 - 12/01/2022, and with a total value of $50,831.	$50,000	$50,000
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $135 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $138.	135	135

Total Repurchase Agreements (cost $50,135)		50,135

Total Investment Securities (cost $696,564)		696,564
Other Assets and Liabilities - Net		119

Net Assets		$696,683

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $696,564.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $216,378, or 31.06%, of the fund’s net assets.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Commercial Paper	$—	$242,577	$—	$242,577
Certificates of Deposit	—	76,899	—	76,899
Commercial Paper	—	288,919	—	288,919
Corporate Debt Securities	—	38,034	—	38,034
Repurchase Agreements	—	50,135	—	50,135

Total	$—	$696,564	$—	$696,564

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $646,429)	$646,429
Repurchase agreements, at value (cost: $50,135)	50,135
Receivables:
Shares sold	1,118
Interest	878
Prepaid expenses	1

	698,561

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,710
Distributions and service fees	—	(A)
Trustees	—	(A)
Management and advisory fees	92
Transfer agent fees	1
Administration fees	12
Printing and shareholder reports fees	19
Audit and tax fees	8
Other	36

	1,878

Net assets	$696,683

Net assets consist of:
Capital stock ($.01 par value)	$6,967
Additional paid-in capital	689,721
Undistributed (accumulated) net investment income (loss)	(5)

Net assets	$696,683

Net assets by class:
Initial Class	$356,818
Service Class	339,865
Shares outstanding:
Initial Class	356,820
Service Class	339,867
Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

(A)	Rounds to less than $1..

Investment income:
Interest income	$1,409

Expenses:
Management and advisory	2,305
Distribution and service:
Service Class	721
Printing and shareholder reports	195
Custody	82
Administration	132
Legal	37
Audit and tax	14
Trustees	19
Transfer agent	5
Other	39

Total expenses	3,549

Less waiver/reimbursement	(1,448)
Less Class expense reimbursed:
Service Class	(721)

Net expenses	1,380

Net investment income	29

Net increase in net assets resulting from operations	$29

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$29	$36

Net increase in net assets resulting from operations	29	36

Distributions to shareholders:
From net investment income:
Initial Class	(19)	(23)
Service Class	(15)	(13)

Total distributions to shareholders	(34)	(36)

Capital share transactions:
Proceeds from shares sold:
Initial Class	209,146	216,980
Service Class	376,321	252,051

	585,467	469,031

Dividends and distributions reinvested:
Initial Class	19	23
Service Class	15	13

	34	36

Cost of shares redeemed:
Initial Class	(246,113)	(316,766)
Service Class	(283,550)	(255,742)

	(529,663)	(572,508)

Net increase (decrease) in net assets from capital shares transactions	55,838	(103,441)

Net increase (decrease) in net assets	55,833	(103,441)

Net assets:
Beginning of year	640,850	744,291

End of year	$696,683	$640,850

Accumulated net investment loss	$(5)	$—

Share activity:
Shares issued:
Initial Class	209,146	216,980
Service Class	376,320	252,051

	585,466	469,031

Shares issued-reinvested from distributions:
Initial Class	19	23
Service Class	15	13

	34	36

Shares redeemed:
Initial Class	(246,113)	(316,766)
Service Class	(283,550)	(255,742)

	(529,663)	(572,508)

Net increase (decrease) in shares outstanding:
Initial Class	(36,948)	(99,763)
Service Class	92,785	(3,678)

	55,837	(103,441)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011		2010		2009		2008	2007
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00
Investment operations
Net investment income(A)	—	(B)	—	(B)	—	(B)	0.02	0.05

Total operations	—	(B)	—	(B)	—	(B)	0.02	0.05

Distributions
From net investment income	—	(B)	—	(B)	—	(B)	(0.02)	(0.05)

Total distributions	—	(B)	—	(B)	—	(B)	(0.02)	(0.05)

Net asset value
End of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total return(C)	—	%(D)	—	%(D)	0.13%		2.37%	4.91%
Net assets end of year (000’s)	$356,818		$393,768		$493,531		$806,629	$495,893
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.21	%(E)	0.23	%(E)	0.36	%(E),(F)	0.41%	0.40%
Before reimbursement/fee waiver	0.43%		0.40%		0.43	%(F)	0.41%	0.40%
Net investment income, to average net assets	—	%(D)	0.01%		0.15%		2.31%	4.88%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011		2010		2009		2008	2007
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00
Investment operations
Net investment income(A)	—	(B)	—	(B)	—	(B)	0.02	0.05

Total operations	—	(B)	—	(B)	—	(B)	0.02	0.05

Distributions
From net investment income	—	(B)	—	(B)	—	(B)	(0.02)	(0.05)

Total distributions	—	(B)	—	(B)	—	(B)	(0.02)	(0.05)

Net asset value
End of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total return(C)	—	%(D)	—	%(D)	0.04%		2.28%	4.65%
Net assets end of year (000’s)	$339,865		$247,082		$250,760		$297,764	$94,703
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.21	%(E)	0.23	%(E)	0.46	%(E),(F)	0.66%	0.65%
Before reimbursement/fee waiver	0.68%		0.65%		0.68	%(F)	0.66%	0.65%
Net investment income, to average net assets	—	%(D)	0.01%		0.04%		1.95%	4.62%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than (0.01%) or 0.01%.
(E)	Transamerica Asset Management, Inc. or any of it’s affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.
(F)	Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective March 22, 2011, Transamerica Money Market VP changed its name to Transamerica AEGON Money Market VP. Transamerica AEGON Money Market VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend dates and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed at the end of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Prior to March 22, 2011, Transamerica Investment Management, LLC, served as sub-adviser to the Fund. On March 22, 2011, the Fund changed its sub-adviser to AEGON USA Investment Management, LLC (“AUIM”), an affiliate of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Growth VP	$586	0.08%

Total	$586	0.08%

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.35% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.57% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica AEGON Money Market VP in order to avoid a negative yield. At any point within the succeeding 36 months in which the Transamerica AEGON Money Market VP, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica AEGON Money Market VP to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the class expense reimbursed and waiver/reimbursement. As of the years ended December 31, 2011 and December 31, 2010, the amounts waived were as follows:

Fund/Class	Amount Waived at 12/31/11 ($)	Amount Waived at 12/31/2011 (Basis Points)	2010 Amount Waived ($)	2010 Amount Waived (Basis Points)
Fund	$1,448	22	$1,239	17
Initial	—	—	—	—
Service	721	25	649	25

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

Note 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforward available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$1	December 31, 2013
1	December 31, 2014
♦	December 31, 2015
2	December 31, 2017

♦	Amount rounds to less than $1

There were no capital loss carryforwards utilized or expired during the year ended December 31, 2011.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$34
Long-term Capital Gain	—

2010 Distributions paid from:
Ordinary Income	36
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$(1)

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(4)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	—

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 6. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON Money Market VP

(formerly, Transamerica Money Market VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON Money Market VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON Money Market VP (formerly, Transamerica Money Market VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON Money Market VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

(unaudited)

MARKET ENVIRONMENT

The fiscal year ending December 31, 2011 was a volatile one marked by several fits and starts in the U.S. economy, government policy intervention domestically and abroad, and numerous domestic and international shocks. As a result, U.S. Treasury interest rates fell, particularly on the long end, credit spreads widened (particularly within financials), and equity prices were mostly unchanged.

During the period the two largest drivers of uncertainty were the European sovereign and banking crisis and U.S. economic growth. As it relates to Europe, the sovereign crisis spilled over to the European banking sector while during much of the period policy makers in Europe lacked a coordinated, credible, and urgent response. However, during the last few months of the period policy makers expanded their sovereign and banking bailout facility, agreed to larger haircuts on Greek sovereign debt, expanded tough fiscal austerity measures in some of the most problematic nations, agreed on terms to recapitalize their banking system, implemented an unlimited bank funding facility, and worked toward fiscal integration. However, many of these measures still require more details as well as implementation.

In addition to the issues in Europe there was a fair amount of geopolitical tensions in the Middle East, helping to push oil prices higher. However, corporate profitability continued to be robust due to improved productivity, a cheap dollar, a healthy funding environment, and good overseas demand.

As it relates to U.S. economic growth, the recovery was tepid with some fearing a double dip recession. Consumer spending continued on a moderate pace while housing appeared to have bottomed. However, unemployment remained stubbornly high although showed some signs of improvement late in the year while manufacturing had fits and starts due to both lower confidence as well as a supply disruption from the earthquake and tsunami in Japan. In addition, political squabbling over the U.S. government debt ceiling and budget cuts added to some of this uncertainty and resulted in an Standard & Poor’s downgrade of U.S. government debt.

Against this backdrop the Federal Reserve Board (“Fed”) held rates at historically low levels, continued to implement the second round of quantitative easing, committed to hold the Federal Funds rate at record low levels through mid 2013, and embarked on a program dubbed “Operation Twist 2” in order to drive down longer maturity interest rates. On the fiscal front, the government extended the Bush era tax cuts, while instituting accelerated depreciation tax incentives for capital expenditures and announced new programs aimed at helping student loan borrowers and homeowners refinance their debt.

PERFORMANCE

For the year ending December 31, 2011, Transamerica AEGON U.S. Government Securities VP, Initial Class returned 7.69%. By comparison, its benchmark, the Barclays Capital U.S. Government Index, returned 9.02%.

Prior to March 22, 2011, the fund was named Transamerica U.S. Government Securities VP and had a different sub-adviser.

STRATEGY REVIEW

Transamerica AEGON U.S. Government Securities VP modestly underperformed Barclays Capital U.S. Government Index (“the Index”) during the year primarily due to having a shorter duration than the index in a falling interest rate environment as well as having a slightly bulleted curve positioning versus the Index in a flattening yield curve environment. In addition, modest off index exposure to corporate bonds and to a lesser extent agency mortgage backed securities (“MBS”) was also a drag on performance as spreads widened. The majority of the underperformance occurred during the August and September timeframe when European sovereign and banking stresses combined with aggressive and innovative Fed policies pushed longer term treasury rates significantly lower and credit spreads wider. The fund’s higher yield (i.e. carry) versus the Index along with overweight positioning in long maturity Treasury inflation protected securities (“TIPS”) as well some tactical duration shifts during the year offset some of this underperformance.

The fund maintained a significantly shorter duration than the Index during the first few months of the year, which helped as rates rose, and reduced duration short for the remainder of the year as rates rallied and uncertainty crept into the market (although the fund still remained modestly short duration). Further, the fund reduced its exposure to corporate bonds through much of the year given the macro uncertainties, increased weighting to off-the-run government agency debentures throughout the year in order to out carry the index. In addition, increased off index weighting to agency MBS through the year in both reverse mortgages, where we believe there is significant value, and in agency pass-through’s, which we believe will perform well both from a carry standpoint and from a spread tightening standpoint should the Fed institute additional quantitative easing measures.

Greg Haendel

David Halfpap

Doug Weih

Co- Portfolio Managers

AEGON USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	7.69%	6.03%	4.76%	05/13/1994
Barclays Capital U.S. Government*	9.02%	6.56%	5.59%

Service Class	7.37%	5.77%	4.31%	05/01/2003

NOTES

*	The Barclays Capital U.S. Government Index (“Barclays Capital U.S. Government”) is an unmanaged indices used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Fund shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica AEGON U.S. Government Securities VP
Initial Class	$1,000.00	$1,051.30	$3.15	$1,022.13	$3.11	0.61%
Service Class	1,000.00	1,050.20	4.44	1,020.87	4.38	0.86

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	37.3%
U.S. Government Agency Obligations	35.8
Securities Lending Collateral	18.6
Corporate Debt Securities	18.4
Asset-Backed Commercial Paper	15.4
Repurchase Agreement	2.7
Mortgage-Backed Securities	1.4
Preferred Corporate Debt Securities	1.0
Other Assets and Liabilities - Net	(30.6)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 37.3%
U.S. Treasury Bond
2.13%, 08/15/2021	$9,100	$9,333
3.75%, 08/15/2041 ^	35,985	42,322
7.63%, 02/15/2025 ^	20,000	32,338
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029 ^	28,323	37,787
U.S. Treasury Note
0.13%, 09/30/2013	6,000	5,988
0.25%, 11/30/2013 ^	22,000	22,003
0.50%, 10/15/2014	73,000	73,302
0.63%, 04/30/2013 ^	5,000	5,029
0.75%, 12/15/2013	10,500	10,601
0.88%, 11/30/2016 ^	27,650	27,734
1.00%, 09/30/2016 ^	9,000	9,093
1.38%, 09/30/2018 ^	83,000	83,447

Total U.S. Government Obligations (cost $344,415)		358,977

U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.8%
Fannie Mae
1.98%, 06/25/2021	4,992	5,078
3.22%, 02/01/2015	11,649	12,229
3.52%, 10/09/2019 ▲^	12,575	9,668
3.79%, 07/01/2013	1,308	1,342
4.50%, 03/25/2021	1,419	1,443
5.00%, 06/25/2019 - 04/25/2034	5,497	5,831
Fannie Mae, TBA
3.50%	103,000	105,500
Freddie Mac
1.00%, 07/30/2014 ^	10,000	10,107
3.48%, 11/29/2019 ▲	4,270	3,273
4.00%, 08/15/2028 - 02/15/2029	10,370	10,827
4.13%, 12/21/2012 - 09/27/2013	14,000	14,765
5.00%, 08/15/2012 - 11/15/2032	4,171	4,387
5.50%, 09/15/2031	332	333
Ginnie Mae
3.28%, 02/16/2035	7,406	7,669
3.95%, 07/15/2025	8,114	8,886
4.00%, 08/20/2037	6,676	6,983
4.60%, 10/20/2061	9,573	10,479
4.65%, 08/20/2061	21,137	23,262
4.66%, 09/20/2061 - 10/20/2061	17,092	18,819
4.67%, 10/20/2061	17,210	18,991
4.68%, 10/20/2061	13,759	15,172
4.70%, 07/20/2061 - 12/20/2061	16,106	17,727
4.85%, 04/20/2061	5,153	5,692
4.86%, 03/20/2061	10,275	11,328
Overseas Private Investment Corp.
3.74%, 04/15/2015	6,416	6,648
5.14%, 12/15/2023	7,608	8,829

Total U.S. Government Agency Obligations (cost $336,893)		345,268

MORTGAGE-BACKED SECURITIES - 1.4%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *	7,000	7,062
BCAP LLC Trust
Series 2009-RR6, Class 2A1
5.18%, 08/26/2035 - 144A *	2,446	2,217

	Principal (000’s)		Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc.
Series 2010-10, Class 4A1
4.00%, 01/25/2036 - 144A		$1,950	$1,988
Jefferies & Co., Inc.
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A		1,976	1,964

Total Mortgage-Backed Securities (cost $13,225)			13,231

PREFERRED CORPORATE DEBT SECURITIES - 1.0%
Capital Markets - 0.1%
State Street Capital Trust III
5.54%, 10/13/2011 *ž^		735	723
Commercial Banks - 0.6%
Fleet Capital Trust II
7.92%, 12/11/2026		4,500	4,005
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A *ž^		2,200	2,574
Diversified Financial Services - 0.3%
ZFS Finance USA Trust II
6.45%, 12/15/2065 - 144A *^		3,100	2,821

Total Preferred Corporate Debt Securities (cost $10,540)			10,123

CORPORATE DEBT SECURITIES - 18.4%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015 ^	BRL	5,000	2,801
Capital Markets - 0.7%
Macquarie Group, Ltd.
6.25%, 01/14/2021 - 144A ^		$3,150	3,009
Raymond James Financial, Inc.
8.60%, 08/15/2019 ^		3,000	3,487
Commercial Banks - 0.2%
Barclays Bank PLC
10.18%, 06/12/2021 - 144A		2,240	2,346
Commercial Services & Supplies - 0.3%
Exelis, Inc.
5.55%, 10/01/2021 - 144A ^		3,000	3,132
Consumer Finance - 2.3%
Ally Financial, Inc.
2.20%, 12/19/2012		22,000	22,419
Diversified Financial Services - 11.5%
Aviation Capital Group Corp.
7.13%, 10/15/2020 - 144A		5,000	4,837
Cemex Finance LLC
9.50%, 12/14/2016 - 144A ^		2,145	1,882
General Electric Capital Corp.
2.20%, 06/08/2012		22,000	22,201
Irish Life & Permanent PLC
3.60%, 01/14/2013 - 144A		4,000	3,498
John Deere Capital Corp.
2.88%, 06/19/2012 ^		21,400	21,678
Premier Aircraft Leasing EXIM 1, Ltd.
3.55%, 04/10/2022		8,874	9,335
3.58%, 02/06/2022		8,600	9,086
Private Export Funding Corp.
2.80%, 05/15/2022		15,000	15,289
3.05%, 10/15/2014 ^		2,038	2,165
4.55%, 05/15/2015 ^		7,000	7,864
Stone Street Trust
5.90%, 12/15/2015 - 144A		3,500	3,216
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 - 144A		3,750	3,988

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
WCP Wireless Site Funding LLC
4.14%, 11/15/2015 - 144A	$4,857	$5,054
Insurance - 0.1%
Pacific Life Insurance Co.
9.25%, 06/15/2039 - 144A	1,000	1,332
Machinery - 0.2%
Joy Global, Inc.
5.13%, 10/15/2021	2,000	2,135
Metals & Mining - 0.8%
Anglo American Capital PLC
9.38%, 04/08/2019 - 144A ^	3,552	4,520
Xstrata Canada Financial Corp.
4.95%, 11/15/2021 - 144A ^	3,000	3,065
Oil, Gas & Consumable Fuels - 0.6%
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	3,000	3,158
Transocean, Inc.
5.05%, 12/15/2016 ^	3,000	3,063
Pharmaceuticals - 0.5%
Aristotle Holding, Inc.
4.75%, 11/15/2021 - 144A ^	4,490	4,646
Real Estate Investment Trusts - 0.6%
Kilroy Realty, LP
5.00%, 11/03/2015	4,000	4,114
Senior Housing Properties Trust
4.30%, 01/15/2016 ^	2,000	1,971
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp.
9.00%, 11/15/2018 - 144A ^	2,340	2,457

Total Corporate Debt Securities (cost $176,179)		177,748

	Principal (000’s)	Value (000’s)
ASSET-BACKED COMMERCIAL PAPER - 15.4%
Diversified Financial Services - 15.4%
Straight-A Funding LLC
0.02%, 01/19/2012 ▲	$55,000	$54,998
0.17%, 03/07/2012 ▲	18,826	18,819
0.19%, 03/13/2012 ▲	75,000	74,971

Total Asset-Backed Commercial Paper (cost $148,788)		148,788

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 18.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	179,123,926	179,124
Total Securities Lending Collateral (cost $179,124)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $25,699 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00%, due 12/01/2026, with a value of $26,217.	$25,699	25,699

Total Repurchase Agreement (cost $25,699)
Total Investment Securities (cost $1,234,863)		1,258,958
Other Assets and Liabilities - Net		(294,859)

Net Assets		$964,099

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $175,509.
▲	Rate shown reflects the yield at 12/30/2011.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
ž	The security has a perpetual maturity. The date shown is the next call date.
Aggregate cost for federal income tax purposes is $1,234,863. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $26,409 and $2,314, respectively. Net unrealized appreciation for tax purposes is $24,095.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $68,766, or 7.13%, of the fund’s net assets.
TBA	To Be Announced

CURRENCY ABBREVIATION:

BRL     Brazilian Real

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Commercial Paper	$—	$148,788	$—	$148,788
Corporate Debt Securities	—	177,748	—	177,748
Mortgage-Backed Securities	—	13,231	—	13,231
Preferred Corporate Debt Securities	—	10,123	—	10,123
Repurchase Agreement	—	25,699	—	25,699
Securities Lending Collateral	179,124	—	—	179,124
U.S. Government Agency Obligations	—	345,268	—	345,268
U.S. Government Obligations	—	358,977	—	358,977

Total	$179,124	$1,079,834	$—	$1,258,958

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2011 (all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,209,164) (including securities loaned of $175,509)	$1,233,259
Repurchase agreement, at value (cost: $25,699)	25,699
Cash	188
Receivables:
Investment securities sold	53,837
Shares sold	647
Interest	4,149
Securities lending income (net)	34
Prepaid expenses	1

	1,317,814

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	173,335
Shares redeemed	609
Management and advisory fees	440
Distribution and service fees	130
Transfer agent fees	1
Administration fees	16
Trustees fees	—	(A)
Printing and shareholder reports fees	15
Audit and tax fees	8
Other	37
Collateral for securities on loan	179,124

	353,715

Net assets	$964,099

Net assets consist of:
Capital stock ($.01 par value)	$726
Additional paid-in capital	898,975
Undistributed (accumulated) net investment income (loss)	15,789
Undistributed (accumulated) net realized gain (loss)from investment securities and foreign currency transactions	24,515
Net unrealized appreciation (depreciation) on:
Investment securities	24,095
Translation of assets and liabilities denominated in foreign currencies	(1)

Net assets	$964,099

Net assets by class:
Initial Class	$331,980
Service Class	632,119
Shares outstanding:
Initial Class	25,282
Service Class	47,282
Net asset value and offering price per share:
Initial Class	$13.13
Service Class	13.37

(A) Rounds to less than $1.

STATEMENT OF OPERATIONS For the year ended December 31, 2011 (all amounts in thousands)

Investment income:
Interest income	20,538
Securities lending income (net)	182

20,720

Expenses:
Management and advisory	3,735
Distribution and service:
Service Class	1,067
Printing and shareholder reports	164
Custody	74
Administration	136
Legal	41
Audit and tax	16
Trustees	19
Transfer agent	5
Other	18
Total expenses	5,275

Net investment income	15,445

Net realized gain (loss) on transactions from:
Investment securities	27,809
Foreign currency transactions	(1,416)

26,393

Net increase in unrealized appreciation (depreciation) on:
Investment securities	2,700
Translation of assets and liabilities denominated in foreign currencies	790

Change in unrealized appreciation (depreciation)	3,490

Net realized and unrealized gain	29,883

Net increase in net assets resulting from operations	$45,328

.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$15,445	$16,938
Net realized gain (loss) from investment securities and foreign currency transactions	26,393	12,700
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	3,490	684

Net increase in net assets resulting from operations	45,328	30,322

Distributions to shareholders:
From net investment income:
Initial Class	(6,028)	(6,123)
Service Class	(11,939)	(15,268)

	(17,967)	(21,391)

From net realized gains:
Initial Class	(3,723)	(4,390)
Service Class	(8,114)	(11,944)

	(11,837)	(16,334)

Total distributions to shareholders	(29,804)	(37,725)

Capital share transactions:
Proceeds from shares sold:
Initial Class	219,505	40,939
Service Class	514,155	353,708

	733,660	394,647

Dividends and distributions reinvested:
Initial Class	9,751	10,513
Service Class	20,053	27,212

	29,804	37,725

Cost of shares redeemed:
Initial Class	(95,212)	(62,279)
Service Class	(317,615)	(435,689)

	(412,827)	(497,968)

Net increase (decrease) in net assets from capital shares transactions	350,637	(65,596)

Net increase (decrease) in net assets	366,161	(72,999)

Net assets:
Beginning of year	597,938	670,937

End of year	$964,099	$597,938

Undistributed net investment income	$15,789	$16,433

Share activity:
Shares issued:
Initial Class	17,000	3,124
Service Class	38,461	26,557

	55,461	29,681

Shares issued-reinvested from distributions:
Initial Class	758	822
Service Class	1,531	2,092

	2,289	2,914

Shares redeemed:
Initial Class	(7,384)	(4,777)
Service Class	(24,138)	(32,962)

	(31,522)	(37,739)

Net increase (decrease) in shares outstanding:
Initial Class	10,374	(831)
Service Class	15,854	(4,313)

	26,228	(5,144)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

Financial Highlights

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.75	$12.89	$12.64	$12.00	$11.86
Investment operations
Net investment income(A)	0.32	0.35	0.39	0.44	0.54
Net realized and unrealized gain	0.65	0.22	0.17	0.47	0.16

Total operations	0.97	0.57	0.56	0.91	0.70

Distributions
From net investment income	(0.37)	(0.41)	(0.31)	(0.27)	(0.56)
From net realized gains	(0.22)	(0.30)	—	—	—

Total distributions	(0.59)	(0.71)	(0.31)	(0.27)	(0.56)

Net asset value
End of year	$13.13	$12.75	$12.89	$12.64	$12.00

Total return(B)	7.69%	4.40%	4.47%	7.66%	6.05%
Net assets end of year (000’s)	$331,980	$190,139	$202,820	$247,964	$149,664
Ratio and supplemental data
Expenses to average net assets	0.62%	0.61%	0.61%	0.60%	0.62%
Net investment income, to average net assets	2.46%	2.69%	3.09%	3.60%	4.56%
Portfolio turnover rate	184%	110%	157%	200%	170%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.98	$13.10	$12.86	$12.23	$12.09
Investment operations
Net investment income(A)	0.28	0.32	0.37	0.39	0.52
Net realized and unrealized gain	0.66	0.23	0.16	0.51	0.16

Total operations	0.94	0.55	0.53	0.90	0.68

Distributions
From net investment income	(0.33)	(0.37)	(0.29)	(0.27)	(0.54)
From net realized gains	(0.22)	(0.30)	—	—	—

Total distributions	(0.55)	(0.67)	(0.29)	(0.27)	(0.54)

Net asset value
End of year	$13.37	$12.98	$13.10	$12.86	$12.23

Total return(B)	7.37%	4.22%	4.20%	7.42%	5.78%
Net assets end of year (000’s)	$632,119	$407,799	$468,117	$620,178	$26,213
Ratio and supplemental data
Expenses to average net assets	0.87%	0.86%	0.86%	0.85%	0.87%
Net investment income, to average net assets	2.17%	2.43%	2.84%	3.14%	4.29%
Portfolio turnover rate	184%	110%	157%	200%	170%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective March 22, 2011, Transamerica U.S. Government Securities VP changed its name to Transamerica AEGON U.S. Government Securities VP (the “Fund”). The Fund is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

The fund had TBA’s outstanding as of December 31, 2011, which are included in investment securities sold and investment securities purchased on the Statement of Assets and Liabilities.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$27,596	2.86%
Transamerica Asset Allocation-Moderate VP	26,124	2.71
Transamerica Asset Allocation-Moderate Growth VP	47,334	4.91
Transamerica International Moderate Growth VP	61,749	6.40

Total	$162,803	16.88%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.55% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.63% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$89,764
U.S. Government	1,314,232

Proceeds from maturities and sales of securities:
Long-term	179,809
U.S. Government	1,028,595

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The amount of forward foreign currency contracts decreased to zero contracts by the end of the year. The table below highlights the types of risks and the derivative instruments used to mitigate the risks:

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Realized Gain (Loss) on derivatives recognized in income
Net realized (loss) on foreign currency transactions ~	$(1,421)
Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	$(794)

Total	$(627)

For non-exchange traded derivatives (forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	1,878
Undistributed (accumulated) net realized gain (loss) from investment securities	(1,878)

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

There were no capital loss carryforwards utilized or expired during the year ended December 31, 2011.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$27,615
Long-term Capital Gain	2,189
2010 Distributions paid from:
Ordinary Income	36,016
Long-term Capital Gain	1,709

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$25,882

Undistributed Long-term Capital Gain	14,421

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	24,095

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AEGON U.S. Government Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AEGON U.S. Government Securities VP (formerly, Transamerica U.S. Government Securities VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AEGON U.S. Government Securities VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica AEGON U.S. Government Securities VP

(formerly, Transamerica U.S. Government Securities VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2,189 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

MARKET ENVIRONMENT

Equity markets were extremely volatile in 2011, as political turmoil, natural disasters and, most importantly, the European sovereign debt crisis cast a shadow over the global economy. Growth was negatively impacted by the spike in oil prices amid upheavals in the Middle East and North Africa, as well as by the earthquake and tsunami which disrupted Japan’s economy and global supply chains. Fears of a double-dip recession followed, as the U.S. credit rating was downgraded and the European debt crisis threatened to cause major disruption to the global financial system. After rising early in the year, stocks fell sharply for five straight months through September, then posted a late rally as European leaders stepped up efforts to stem the crisis.

As the year ends, Europe continues to be the focal point for the markets, as the December European summit concluded without delivering a solution to the European sovereign debt crisis. Instead, the agreement reached represents a continuation of the “muddling through” approach to the crisis, with the focus on fiscal discipline likely leading to further austerity measures and poorer economic prospects over the near-term. In fact, our global economics team is forecasting -0.50% growth for the Euro area in 2012. In contrast, growth in the U.S. appears to have picked up over the latter part of the year, with improvements in job growth, consumer spending, exports, capital spending and private construction. Monetary easing in emerging markets, including China and Brazil, could also help offset the drag from Europe.

PERFORMANCE

For the year ended December 31, 2011, Transamerica AllianceBernstein Dynamic Allocation VP, Initial Class returned 1.81%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Morgan Stanley Capital International World Index and the Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark, returned 7.84%, (5.02)% and 3.53%, respectively.

The blended benchmark is comprised of the Barclays Capital U.S. Aggregate Bond Index (65%) and the Morgan Stanley Capital International World Index (35%).

STRATEGY REVIEW

During 2011, the portfolio was overweight in equities during the first half of 2011, as strong corporate profitability, a recovery in economic growth and accommodative monetary policy laid the groundwork for outperformance by equities.

However, in June the portfolio management team became concerned about risks related to the growing sovereign debt crisis in Europe, a potential slowdown in economic growth, and the negative impact these factors could have on global equity markets. In response, the portfolio management team decreased exposure to equities and foreign currency, and increased exposure to bonds, in a series of steps beginning in June 2011 and extending through the end of November. These decisions benefited Portfolio returns and reduced volatility as equity markets fell sharply over the third quarter.

We remain cautious about the outlook. Both our quantitative tools and fundamental analysis suggest volatility will remain high over the medium-term. However, expected returns on equities are also at historically high levels. By holding a near-neutral position in equities overall, and an underweight in Europe, we believe the portfolio is better aligned with normal risk expectations, but is still positioned to potentially benefit from the elevated return opportunity.

During the year 2011, the fund invested in futures contracts for hedging and non-hedging purposes. The derivative positions of the fund were a detractor from performance.

Mark Hamilton

Portfolio Manager

AllianceBernstein L.P.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	1.81%	1.82%	5.28%	05/01/2002
Barclays Capital U.S. Aggregate Bond *	7.84%	6.50%	5.75%
MSCI World *	(5.02)%	(1.82)%	4.54%
Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark *	3.53%	4.01%	5.70%

Service Class	1.66%	1.64%	5.85%	05/01/2003

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and Morgan Stanley Capital International World Index (“MSCI World”) are unmanaged indices used as a general measure of market performance. The Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond, 65% and MSCI World, 35%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the initial class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica AllianceBernstein Dynamic Allocation VP
Initial Class	$1,000.00	$990.10	$4.72	$1,020.47	$4.79	0.94%
Service Class	1,000.00	988.50	5.96	1,019.21	6.06	1.19

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	25.9%
Repurchase Agreement	22.7
Common Stocks	18.9
U.S. Government Agency Obligations	18.2
Securities Lending Collateral	14.2
Corporate Debt Securities	11.1
Mortgage-Backed Securities	1.1
Foreign Government Obligations	0.5
Municipal Government Obligations	0.1
Warrants	0.0	*
Preferred Corporate Debt Securities	0.0	*

Asset Type (continued)	% of Net Assets
Preferred Stocks	0.0%*
Other Assets and Liabilities - Net (A)	(12.7)

Total	100.0%

*	Amount rounds to less than 0.1% or (0.1)%.
(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 25.9%
U.S. Treasury Bond
2.13%, 08/15/2021	$1,000	$1,026
2.63%, 11/15/2020	1,079	1,162
3.63%, 02/15/2021	1,200	1,393
3.75%, 08/15/2041 ^	945	1,111
4.38%, 05/15/2040	5,080	6,600
5.38%, 02/15/2031 ^	3,655	5,209
U.S. Treasury Note
0.13%, 09/30/2013	5,440	5,429
0.25%, 11/30/2013 ^	5,600	5,601
0.75%, 08/15/2013 ^	1,530	1,543
0.88%, 11/30/2016 ^	3,352	3,362
1.00%, 07/15/2013	11,652	11,791
1.00%, 09/30/2016 ^	2,405	2,430
1.75%, 07/31/2015	7,986	8,335
2.00%, 11/15/2021	1,540	1,558
2.13%, 12/31/2015 ^	3,570	3,786
2.75%, 02/15/2019	1,113	1,219
3.13%, 10/31/2016	3,775	4,186
3.13%, 11/15/2041 ^	680	712
3.50%, 05/15/2020	1,687	1,940

Total U.S. Government Obligations (cost $64,913)		68,393

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.2%
Fannie Mae
1.13%, 07/30/2012 ^	3,402	3,421
3.50%, 11/01/2025 - 03/01/2041	2,447	2,541
4.00%, 03/01/2024 - 02/01/2041	5,206	5,478
4.50%, 04/01/2025 - 08/01/2040	4,014	4,277
5.00%, 01/01/2013 - 08/01/2040	2,797	3,026
5.38%, 06/12/2017	855	1,033
5.50%, 12/01/2023 - 06/01/2038	3,417	3,729
6.00%, 03/01/2038 - 07/01/2039	1,783	1,970
6.50%, 11/01/2036 - 11/01/2038	1,331	1,494
6.63%, 11/15/2030	414	613
Freddie Mac
0.75%, 03/28/2013 ^	2,120	2,132
4.00%, 11/01/2025 - 02/01/2041	1,661	1,744
4.50%, 05/01/2023 - 04/01/2041	4,701	4,984
4.75%, 11/17/2015 ^	1,000	1,145
5.00%, 12/01/2038 - 04/01/2040	4,730	5,087
5.50%, 04/01/2038 - 10/01/2038	2,723	2,959
6.00%, 11/01/2037	257	283
6.75%, 03/15/2031	245	368
Ginnie Mae
4.50%, 06/15/2039	614	671
5.00%, 10/15/2039	517	574
5.50%, 04/15/2040	261	294
6.00%, 06/15/2037	276	313

Total U.S. Government Agency Obligations (cost $47,110)		48,136

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Export Development Canada
3.50%, 05/16/2013	155	161

	Principal (000’s)	Value (000’s)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of Brazil
8.88%, 10/14/2019	$247	$343
Republic of Israel
5.13%, 03/26/2019 ^	310	346
United Mexican States
5.95%, 03/19/2019	290	345

Total Foreign Government Obligations (cost $1,126)		1,195

MORTGAGE-BACKED SECURITIES - 1.1%
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4
5.54%, 04/15/2040 *	185	198
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C1, Class A4
5.01%, 02/15/2038 *	185	199
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4
5.55%, 04/10/2038 *	780	847
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	180	195
Series 2006-CB16, Class A4
5.55%, 05/12/2045	180	198
Series 2006-CB17, Class A4
5.43%, 12/12/2043	185	198
Series 2007-C1, Class A4
5.72%, 02/15/2051	130	141
Series 2007-LD11, Class A4
6.00%, 06/15/2049 *	105	112
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
6.07%, 06/15/2038 *	500	561
Series 2006-C6, Class A4
5.37%, 09/15/2039	334	370

Total Mortgage-Backed Securities (cost $2,998)		3,019

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
State of California
7.60%, 11/01/2040	115	142
Total Municipal Government Obligation (cost $119)
PREFERRED CORPORATE DEBT SECURITY - 0.0% ¥
Commercial Banks - 0.0% ¥
Mellon Capital IV
6.24%, 06/20/2012 * Ž	115	91
Total Preferred Corporate Debt Security (cost $111)

CORPORATE DEBT SECURITIES - 11.1%
Aerospace & Defense - 0.1%
Boeing Co.
6.00%, 03/15/2019	180	219
Goodrich Corp.
3.60%, 02/01/2021	60	62

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Aerospace & Defense (continued)
United Technologies Corp.
4.88%, 05/01/2015	$85	$95
Air Freight & Logistics - 0.0% ¥
United Parcel Service, Inc.
4.50%, 01/15/2013	50	52
Beverages - 0.2%
Anheuser-Busch Cos., LLC
4.95%, 01/15/2014	90	97
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 02/15/2021	110	122
5.38%, 01/15/2020	50	59
Bottling Group LLC
6.95%, 03/15/2014	85	96
Coca-Cola Co.
4.88%, 03/15/2019	50	59
PepsiCo, Inc.
3.00%, 08/25/2021	180	185
Biotechnology - 0.0% ¥
Amgen, Inc.
5.70%, 02/01/2019	85	96
Capital Markets - 0.7%
BP Capital Markets PLC
3.88%, 03/10/2015	95	101
Credit Suisse USA, Inc.
5.50%, 08/15/2013	90	94
5.85%, 08/16/2016	95	104
Deutsche Bank AG
6.00%, 09/01/2017	90	101
Goldman Sachs Group, Inc.
5.25%, 10/15/2013	58	59
5.35%, 01/15/2016	95	97
6.00%, 06/15/2020	50	51
6.13%, 02/15/2033	95	92
7.50%, 02/15/2019	435	480
Jefferies Group, Inc.
6.88%, 04/15/2021	90	81
8.50%, 07/15/2019	20	20
Morgan Stanley
5.50%, 07/24/2020	200	182
Morgan Stanley - Series MTN
6.63%, 04/01/2018	420	415
UBS AG
5.88%, 07/15/2016	100	100
Chemicals - 0.2%
Dow Chemical Co.
4.25%, 11/15/2020	80	83
8.55%, 05/15/2019	80	105
E.I. du Pont de Nemours & Co.
4.25%, 04/01/2021	200	226
5.88%, 01/15/2014	14	15
Lubrizol Corp.
8.88%, 02/01/2019	15	21
Commercial Banks - 0.9%
Barclays Bank PLC
5.14%, 10/14/2020 ^	110	93
5.45%, 09/12/2012	100	102
Deutsche Bank Financial LLC
5.38%, 03/02/2015	50	49

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
European Investment Bank
1.75%, 09/14/2012	$95	$96
4.88%, 02/15/2036	90	98
5.13%, 05/30/2017 ^	85	99
HSBC Bank USA NA
4.63%, 04/01/2014	100	102
4.88%, 08/24/2020	250	232
KFW
4.50%, 07/16/2018	310	361
Oesterreichische Kontrollbank AG
5.00%, 04/25/2017	300	340
PNC Funding Corp.
5.13%, 02/08/2020	105	119
5.63%, 02/01/2017	95	103
Royal Bank of Scotland PLC
6.13%, 01/11/2021	135	133
U.S. Bancorp
4.20%, 05/15/2014	50	54
Wachovia Corp.
5.25%, 08/01/2014	59	62
5.50%, 05/01/2013	90	95
Wells Fargo & Co.
3.68%, 06/15/2016 ^	99	103
5.63%, 12/11/2017 ^	85	97
Westpac Banking Corp.
4.88%, 11/19/2019	50	53
Commercial Services & Supplies - 0.1%
Republic Services, Inc.
3.80%, 05/15/2018	115	119
Waste Management, Inc.
7.10%, 08/01/2026	70	89
Communications Equipment - 0.1%
Cisco Systems, Inc.
2.90%, 11/17/2014	62	66
5.90%, 02/15/2039	160	199
Harris Corp.
6.38%, 06/15/2019	70	80
Motorola Solutions, Inc.
7.50%, 05/15/2025	15	18
Computers & Peripherals - 0.1%
Hewlett-Packard Co.
4.30%, 06/01/2021	80	82
HP Enterprise Services LLC
7.45%, 10/15/2029	75	93
IBM Corp.
5.70%, 09/14/2017	100	122
Construction Materials - 0.1%
CRH America, Inc.
8.13%, 07/15/2018	165	188
Consumer Finance - 0.3%
American Express Co.
5.50%, 09/12/2016	90	99
8.13%, 05/20/2019	75	97
Capital One Financial Corp.
4.75%, 07/15/2021	80	82
6.75%, 09/15/2017	85	95
Caterpillar Financial Services Corp.
6.13%, 02/17/2014	59	65

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Consumer Finance (continued)
HSBC Finance Corp.
7.00%, 05/15/2012	$140	$143
SLM Corp.
5.13%, 08/27/2012	170	172
5.38%, 05/15/2014	50	50
Diversified Financial Services - 1.6%
Ahold Finance USA LLC
6.88%, 05/01/2029	55	71
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020	155	154
Bank of America Corp.
4.88%, 01/15/2013	95	95
5.38%, 09/11/2012	90	91
5.63%, 07/01/2020	205	189
7.63%, 06/01/2019	445	460
Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	90	86
Bear Stearns Cos., LLC
5.55%, 01/22/2017	90	95
5.70%, 11/15/2014	175	190
Bunge, Ltd. Finance Corp.
4.10%, 03/15/2016	55	57
5.10%, 07/15/2015	35	37
Citigroup, Inc.
5.50%, 04/11/2013	90	92
5.85%, 08/02/2016	100	105
6.50%, 08/19/2013	90	94
8.50%, 05/22/2019	405	477
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016	58	68
Diageo Capital PLC
7.38%, 01/15/2014	85	96
General Electric Capital Corp.
2.95%, 05/09/2016 ^	120	123
4.80%, 05/01/2013	190	199
5.63%, 09/15/2017 - 05/01/2018	345	384
John Deere Capital Corp.
5.25%, 10/01/2012	90	93
JPMorgan Chase & Co.
4.40%, 07/22/2020	540	551
4.63%, 05/10/2021 ^	53	55
Rio Tinto Finance USA, Ltd.
6.50%, 07/15/2018	45	54
TECO Finance, Inc.
5.15%, 03/15/2020	75	83
WPP Finance 2010
4.75%, 11/21/2021 - 144A	16	16
Diversified Telecommunication Services - 0.6%
AT&T, Inc.
4.45%, 05/15/2021	361	398
5.35%, 09/01/2040	95	107
5.80%, 02/15/2019	135	159
Deutsche Telekom International Finance BV
5.88%, 08/20/2013	100	106
6.00%, 07/08/2019 ^	75	86
Telecom Italia Capital SA
5.25%, 10/01/2015	95	87
7.18%, 06/18/2019	60	56

	Principal (000’s)	Value (000’s)
Diversified Telecommunication Services (continued)
Telefonica Emisiones SAU
5.13%, 04/27/2020	$75	$70
6.42%, 06/20/2016	75	78
U.S. Cellular Corp.
6.70%, 12/15/2033	10	10
Verizon Communications, Inc.
4.60%, 04/01/2021	220	249
5.25%, 04/15/2013	148	156
Electric Utilities - 0.6%
AEP Texas Central Co.
6.65%, 02/15/2033	85	109
Carolina Power & Light Co.
6.50%, 07/15/2012	90	93
Commonwealth Edison Co.
5.80%, 03/15/2018	50	59
Consolidated Edison Co., of New York, Inc.
5.30%, 03/01/2035	90	105
Duke Energy Ohio, Inc.
5.70%, 09/15/2012	95	98
Enersis SA
7.40%, 12/01/2016	50	59
Entergy Texas, Inc.
7.13%, 02/01/2019	100	122
FirstEnergy Corp. - Series C
7.38%, 11/15/2031	45	55
FirstEnergy Solutions Corp.
6.05%, 08/15/2021	95	105
Georgia Power Co. - Series 2008-B
5.40%, 06/01/2018	50	59
Midamerican Energy Holdings Co.
5.88%, 10/01/2012	135	140
NiSource Finance Corp.
6.80%, 01/15/2019	170	199
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	100	122
Pacific Gas & Electric Co.
4.80%, 03/01/2014	90	97
Progress Energy, Inc.
4.40%, 01/15/2021	165	182
Wisconsin Electric Power Co.
2.95%, 09/15/2021 ^	95	97
Energy Equipment & Services - 0.3%
Enterprise Products Operating LLC
3.20%, 02/01/2016	60	62
5.60%, 10/15/2014	30	33
Nabors Industries, Inc.
9.25%, 01/15/2019 ^	115	145
Spectra Energy Capital LLC
6.20%, 04/15/2018	70	79
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020	130	140
6.50%, 08/15/2018	50	61
Transocean, Inc.
6.80%, 03/15/2038	100	101
Weatherford International, Ltd.
9.63%, 03/01/2019	125	162
Food & Staples Retailing - 0.2%
CVS Caremark Corp.
4.75%, 05/18/2020	90	100

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Food & Staples Retailing (continued)
Delhaize Group SA
5.88%, 02/01/2014	$15	$16
6.50%, 06/15/2017	100	118
Wal-Mart Stores, Inc.
1.50%, 10/25/2015	105	107
2.88%, 04/01/2015	95	101
4.25%, 04/15/2021 ^	110	127
Food Products - 0.2%
ConAgra Foods, Inc.
5.88%, 04/15/2014	105	115
Kraft Foods, Inc.
4.13%, 02/09/2016	95	103
5.38%, 02/10/2020	150	173
6.25%, 06/01/2012	33	34
Health Care Providers & Services - 0.1%
Aetna, Inc.
6.00%, 06/15/2016	15	17
CIGNA Corp.
4.50%, 03/15/2021	75	77
Humana, Inc.
6.45%, 06/01/2016	50	55
UnitedHealth Group, Inc.
6.00%, 02/15/2018	30	36
WellPoint, Inc.
7.00%, 02/15/2019	80	97
Hotels, Restaurants & Leisure - 0.1%
Marriott International, Inc. - Series J
5.63%, 02/15/2013	15	16
McDonald’s Corp.
5.00%, 02/01/2019	85	101
Yum! Brands, Inc.
3.88%, 11/01/2020	60	61
Household Products - 0.1%
Kimberly-Clark Corp.
3.88%, 03/01/2021	115	127
Procter & Gamble Co.
4.70%, 02/15/2019	85	100
Independent Power Producers & Energy Traders - 0.0% ¥
Constellation Energy Group, Inc.
5.15%, 12/01/2020	90	98
Industrial Conglomerates - 0.1%
General Electric Co.
5.25%, 12/06/2017	120	138
Insurance - 0.7%
Allstate Corp.
7.45%, 05/16/2019	60	73
American International Group, Inc.
5.05%, 10/01/2015	100	97
5.60%, 10/18/2016	75	72
6.40%, 12/15/2020	70	71
AON Corp.
5.00%, 09/30/2020	75	83
Berkshire Hathaway Finance Corp.
5.40%, 05/15/2018 ^	205	240
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	95	101
3.75%, 08/15/2021 ^	200	208
Genworth Financial, Inc.
6.52%, 05/22/2018	45	41

	Principal (000’s)	Value (000’s)
Insurance (continued)
Hartford Financial Services Group, Inc.
4.00%, 03/30/2015	$25	$25
5.50%, 03/30/2020	15	15
6.30%, 03/15/2018	105	111
Lincoln National Corp.
8.75%, 07/01/2019	135	164
Marsh & McLennan Cos., Inc.
4.80%, 07/15/2021	55	60
5.75%, 09/15/2015	50	55
MetLife, Inc.
7.72%, 02/15/2019	145	182
Principal Financial Group, Inc.
7.88%, 05/15/2014	30	33
Prudential Financial, Inc.
3.00%, 05/12/2016	60	60
5.38%, 06/21/2020	90	96
XLIT, Ltd.
5.75%, 10/01/2021	80	84
IT Services - 0.1%
Computer Sciences Corp.
6.50%, 03/15/2018 ^	75	74
International Business Machines Corp.
5.60%, 11/30/2039	85	109
Machinery - 0.1%
Caterpillar, Inc.
3.90%, 05/27/2021	55	60
7.38%, 03/01/2097	55	80
Ingersoll-Rand Global Holding Co., Ltd.
6.88%, 08/15/2018	50	61
Media - 0.7%
CBS Corp.
5.75%, 04/15/2020 ^	55	62
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/2022	225	320
Comcast Corp.
6.50%, 01/15/2017	85	100
DIRECTV Holdings LLC
4.60%, 02/15/2021	90	94
4.75%, 10/01/2014	95	103
NBCUniversal Media LLC
5.15%, 04/30/2020	50	56
News America, Inc.
5.65%, 08/15/2020	85	95
6.55%, 03/15/2033	75	82
8.00%, 10/17/2016	100	122
Reed Elsevier Capital, Inc.
8.63%, 01/15/2019	39	49
Time Warner Cable, Inc.
5.00%, 02/01/2020	145	158
5.85%, 05/01/2017	100	114
Time Warner Entertainment Co., LP
8.38%, 03/15/2023	75	98
Time Warner, Inc.
4.70%, 01/15/2021	115	123
Turner Broadcasting System, Inc.
8.38%, 07/01/2013	85	94

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Media (continued)
Viacom, Inc.
3.50%, 04/01/2017	$60	$63
6.25%, 04/30/2016	60	70
Walt Disney Co.
5.50%, 03/15/2019	85	102
Metals & Mining - 0.3%
Alcoa, Inc.
5.72%, 02/23/2019 ^	100	103
ArcelorMittal
6.13%, 06/01/2018	155	154
9.85%, 06/01/2019	100	111
BHP Billiton Finance USA, Ltd.
7.25%, 03/01/2016	90	109
Rio Tinto Finance USA, Ltd.
4.13%, 05/20/2021	80	86
Teck Resources, Ltd.
6.00%, 08/15/2040	115	127
Vale Overseas, Ltd.
6.25%, 01/23/2017	95	107
Multiline Retail - 0.1%
Kohl’s Corp.
6.25%, 12/15/2017	50	60
Nordstrom, Inc.
6.25%, 01/15/2018	30	35
Target Corp.
7.00%, 01/15/2038	100	140
Multi-Utilities - 0.1%
Ameren Illinois Co.
9.75%, 11/15/2018	103	135
Dominion Resources, Inc.
7.50%, 06/30/2066 *	95	100
Office Electronics - 0.1%
Xerox Corp.
4.50%, 05/15/2021	80	81
5.63%, 12/15/2019	25	27
8.25%, 05/15/2014	30	34
Oil, Gas & Consumable Fuels - 0.8%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	120	137
6.38%, 09/15/2017	59	68
Apache Corp.
5.25%, 04/15/2013	60	63
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018	120	142
ConocoPhillips Holding Co.
6.95%, 04/15/2029	75	102
Energy Transfer Partners, LP
6.13%, 02/15/2017	100	110
6.70%, 07/01/2018	90	100
Enterprise Products Operating LLC
5.20%, 09/01/2020	50	55
Hess Corp.
6.00%, 01/15/2040	50	59
8.13%, 02/15/2019	40	51
Husky Energy, Inc.
7.25%, 12/15/2019	50	61
Kinder Morgan Energy Partners, LP
5.30%, 09/15/2020	125	137
5.95%, 02/15/2018	50	57
Marathon Petroleum Corp.
3.50%, 03/01/2016	19	19

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp. (continued)
5.13%, 03/01/2021	$33	$34
Noble Energy, Inc.
8.25%, 03/01/2019	75	98
Noble Holding International, Ltd.
4.90%, 08/01/2020	55	58
ONEOK Partners, LP
3.25%, 02/01/2016	60	62
Petrobras International Finance Co.
5.75%, 01/20/2020	50	54
6.13%, 10/06/2016	75	83
Petro-Canada
6.05%, 05/15/2018	90	106
Plains All American Pipeline, LP
8.75%, 05/01/2019	70	89
SeaRiver Maritime, Inc.
2.10%, 09/01/2012 ▲	105	104
Shell International Finance BV
1.88%, 03/25/2013	95	97
4.38%, 03/25/2020	55	64
Valero Energy Corp.
6.13%, 02/01/2020	90	100
Williams Cos., Inc.
7.88%, 09/01/2021	19	23
Williams Partners, LP
5.25%, 03/15/2020	90	100
Paper & Forest Products - 0.1%
International Paper Co.
7.50%, 08/15/2021	90	112
9.38%, 05/15/2019	85	110
Pharmaceuticals - 0.4%
Abbott Laboratories
4.13%, 05/27/2020 ^	305	338
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/2018	50	60
Johnson & Johnson
3.55%, 05/15/2021	200	223
Merck & Co., Inc.
4.75%, 03/01/2015	90	100
Novartis Capital Corp.
2.90%, 04/24/2015	95	101
Pfizer, Inc.
5.35%, 03/15/2015	85	96
6.20%, 03/15/2019 ^	100	123
Wyeth
5.50%, 02/15/2016	90	105
Real Estate Investment Trusts - 0.2%
American Tower Corp.
5.05%, 09/01/2020	90	90
HCP, Inc.
6.00%, 01/30/2017	90	97
6.70%, 01/30/2018	25	28
Health Care REIT, Inc.
4.95%, 01/15/2021	175	167
Simon Property Group, LP
5.75%, 12/01/2015	90	101
Road & Rail - 0.1%
CSX Corp.
5.50%, 08/01/2013	90	96

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Road & Rail (continued)
Norfolk Southern Corp.
5.26%, 09/17/2014	$90	$98
Ryder System, Inc.
3.15%, 03/02/2015	20	21
3.50%, 06/01/2017	60	61
Software - 0.1%
Microsoft Corp.
4.00%, 02/08/2021 ^	200	225
Oracle Corp.
5.25%, 01/15/2016 ^	85	98
Specialty Retail - 0.1%
AutoZone, Inc.
5.50%, 11/15/2015	55	61
Home Depot, Inc.
5.40%, 03/01/2016	85	99
Tobacco - 0.2%
Altria Group, Inc.
9.25%, 08/06/2019	180	242
Philip Morris International, Inc.
5.65%, 05/16/2018	50	59
Reynolds American, Inc.
6.75%, 06/15/2017	100	114
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV
5.00%, 03/30/2020	200	221
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/2014	85	92
8.50%, 11/15/2018	50	67
Vodafone Group PLC
4.38%, 03/16/2021	230	252

Total Corporate Debt Securities (cost $29,218)		29,256

	Shares	Value (000’s)
PREFERRED STOCKS - 0.0% ¥
Automobiles - 0.0% ¥
Porsche AG, 1.21% ▲	298	16
Volkswagen AG, 1.95% ▲	299	45
Household Products - 0.0% ¥
Henkel AG & Co., KGaA, 1.61% ▲	144	8
Multi-Utilities - 0.0% ¥
RWE AG, 13.71% ▲	368	12

Total Preferred Stocks (cost $92)		81

COMMON STOCKS - 18.9%
Aerospace & Defense - 0.3%
BAE Systems PLC	9,535	42
Boeing Co.	1,500	110
Bombardier, Inc. - Class B ^	1,700	7
CAE, Inc.	1,000	10
European Aeronautic Defence and Space Co., NV	1,514	47
Finmeccanica SpA ^	1,000	4
General Dynamics Corp.	700	46
Goodrich Corp.	200	25
Honeywell International, Inc.	1,600	87
L-3 Communications Holdings, Inc. ^	300	20
Lockheed Martin Corp. ^	700	57

	Shares	Value (000’s)
Aerospace & Defense (continued)
Northrop Grumman Corp. ^	600	$35
Precision Castparts Corp. ^	300	49
Raytheon Co. ^	600	29
Rockwell Collins, Inc. ^	300	17
Rolls-Royce Holdings PLC ‡	3,628	42
Safran SA	348	10
Singapore Technologies Engineering, Ltd.	4,000	8
Thales SA ^	281	9
United Technologies Corp.	1,800	132
Air Freight & Logistics - 0.1%
CH Robinson Worldwide, Inc. ^	300	21
Deutsche Post AG	1,560	24
Expeditors International of Washington, Inc. ^	400	16
FedEx Corp. ^	600	50
TNT Express NV	1,022	8
United Parcel Service, Inc. - Class B ^	1,500	110
Yamato Holdings Co., Ltd.	900	15
Airlines - 0.0% ¥
All Nippon Airways Co., Ltd. ^	3,000	8
Cathay Pacific Airways, Ltd.	4,000	7
Delta Air Lines, Inc. ‡	2,100	17
Deutsche Lufthansa AG	78	1
Qantas Airways, Ltd. ‡	3,293	5
Ryanair Holdings PLC ADR ‡	72	2
Singapore Airlines, Ltd.	1,000	8
Southwest Airlines Co. ^	2,200	19
United Continental Holdings, Inc. ‡ ^	1,300	24
Auto Components - 0.1%
Aisin Seiki Co., Ltd.	400	11
Autoliv, Inc. ^	300	16
BorgWarner, Inc. ‡ ^	200	13
Bridgestone Corp. ^	1,400	32
Cie Generale des Etablissements Michelin - Class B	401	24
Continental AG ‡	185	12
Denso Corp.	1,100	30
GKN PLC	3,458	10
Goodyear Tire & Rubber Co. ‡ ^	1,100	16
Johnson Controls, Inc.	1,400	43
Magna International, Inc. - Class A	400	13
NGK Spark Plug Co., Ltd.	400	5
Nok Corp. ^	600	10
Nokian Renkaat OYJ	150	5
Stanley Electric Co., Ltd. ^	600	9
Sumitomo Rubber Industries, Ltd.	600	7
Toyoda Gosei Co., Ltd. ^	200	3
Toyota Boshoku Corp. ^	600	6
Toyota Industries Corp. ^	300	8
TRW Automotive Holdings Corp. ‡	200	7
Automobiles - 0.3%
Bayerische Motoren Werke AG	582	39
Daihatsu Motor Co., Ltd.	300	5
Daimler AG	2,003	88
Fiat SpA ^	1,584	7
Ford Motor Co. ‡ ^	7,800	84
Fuji Heavy Industries, Ltd.	1,000	6
General Motors Co. ‡ ^	1,663	34
Harley-Davidson, Inc. ^	300	12
Honda Motor Co., Ltd. ^	3,600	110
Isuzu Motors, Ltd.	2,000	9

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Automobiles (continued)
Mazda Motor Corp. ‡ ^	2,000	$4
Mitsubishi Motors Corp. ‡ ^	6,000	7
Nissan Motor Co., Ltd. ^	5,500	49
Peugeot SA	357	6
Renault SA	205	7
Suzuki Motor Corp.	600	12
Toyota Motor Corp.	6,100	204
Volkswagen AG	114	15
Yamaha Motor Co., Ltd. ^	500	6
Beverages - 0.4%
Anheuser-Busch InBev NV	1,775	109
Asahi Group Holdings, Ltd. ^	900	20
Beam, Inc.	200	10
Brown-Forman Corp. - Class B ^	200	16
Carlsberg AS - Class B	249	18
Coca-Cola Amatil, Ltd.	1,530	18
Coca-Cola Co.	4,600	321
Coca-Cola Enterprises, Inc.	800	21
Coca-Cola Hellenic Bottling Co. SA ‡	380	6
Coca-Cola West Co., Ltd. ^	300	5
Constellation Brands, Inc. - Class A ‡ ^	1,200	25
Diageo PLC	5,537	121
Dr. Pepper Snapple Group, Inc. ^	500	20
Hansen Natural Corp. ‡	200	18
Heineken Holding NV	688	28
Heineken NV	512	24
Kirin Holdings Co., Ltd. ^	2,200	27
Molson Coors Brewing Co. - Class B ^	600	26
PepsiCo, Inc.	3,400	225
Pernod-Ricard SA	383	36
SABMiller PLC	1,836	65
Biotechnology - 0.2%
Actelion, Ltd. ‡	874	30
Alexion Pharmaceuticals, Inc. ‡	608	43
Amgen, Inc. ^	1,733	111
Biogen Idec, Inc. ‡	500	55
Celgene Corp. ‡ ^	1,000	68
CSL, Ltd.	963	32
Gilead Sciences, Inc. ‡ ^	1,600	65
Grifols SA ‡ ^	194	3
Pharmasset, Inc. ‡	200	26
Vertex Pharmaceuticals, Inc. ‡ ^	600	20
Building Products - 0.0% ¥
Asahi Glass Co., Ltd. ^	2,400	20
ASSA Abloy AB	769	19
Cie de St-Gobain	880	34
Daikin Industries, Ltd.	500	14
JS Group Corp.	600	11
Masco Corp.	800	8
Nippon Sheet Glass Co., Ltd.	2,000	4
Toto, Ltd.	1,000	8
Capital Markets - 0.3%
Ameriprise Financial, Inc.	500	25
Bank of New York Mellon Corp. ^	2,400	48
BlackRock, Inc. - Class A ^	200	36
Charles Schwab Corp. ^	2,000	23
CI Financial Corp.	600	12
Credit Suisse Group AG ‡	2,076	49
Daiwa Securities Group, Inc. ^	3,000	9
Deutsche Bank AG	1,794	68
Eaton Vance Corp. ^	300	7
Franklin Resources, Inc. ^	300	29
Goldman Sachs Group, Inc.	1,100	99

	Shares	Value (000’s)
Capital Markets (continued)
ICAP PLC	1,375	$7
IGM Financial, Inc. ^	600	26
Invesco, Ltd.	900	18
Julius Baer Group, Ltd. ‡	858	34
Legg Mason, Inc.	300	7
Macquarie Group, Ltd.	472	11
Man Group PLC	5,085	10
Mediobanca SpA ^	1,088	6
Morgan Stanley	3,200	48
Nomura Holdings, Inc.	7,800	24
Northern Trust Corp.	400	16
Ratos AB - Class B	652	8
SBI Holdings, Inc. ^	24	2
Schroders PLC	817	17
State Street Corp.	1,100	44
T. Rowe Price Group, Inc. ^	400	23
TD Ameritrade Holding Corp. ^	1,500	23
UBS AG ‡	7,024	84
Chemicals - 0.5%
Agrium, Inc.	300	20
Air Liquide SA	628	79
Air Products & Chemicals, Inc. ^	400	34
Air Water, Inc.	400	5
Airgas, Inc. ^	300	23
Akzo Nobel NV	423	20
Arkema SA	120	8
Asahi Kasei Corp.	3,000	18
BASF SE	2,031	143
Celanese Corp. - Class A ^	300	13
CF Industries Holdings, Inc.	100	14
Daicel Corp.	1,000	6
Denki Kagaku Kogyo KK	1,500	6
Dow Chemical Co. ^	2,400	69
E.I. du Pont de Nemours & Co. ^	1,900	88
Eastman Chemical Co. ^	600	23
Ecolab, Inc.	700	40
FMC Corp. ^	300	26
Givaudan SA ‡	21	20
Incitec Pivot, Ltd.	2,463	8
International Flavors & Fragrances, Inc. ^	200	10
Israel Chemicals, Ltd.	856	9
Israel Corp, Ltd.	6	4
Johnson Matthey PLC	300	9
JSR Corp. ^	400	7
K+S AG	402	18
Kaneka Corp.	1,000	5
Koninklijke DSM NV	552	26
Kuraray Co., Ltd.	1,000	14
Lanxess AG	167	9
Linde AG	312	46
Lyondellbasell Industries NV - Class A	426	14
Mitsubishi Chemical Holdings Corp. ^	2,500	14
Mitsubishi Gas Chemical Co., Inc.	1,000	6
Mitsui Chemicals, Inc.	1,000	3
Monsanto Co.	1,100	77
Mosaic Co.	600	30
Nitto Denko Corp. ^	300	11
Novozymes A/S	530	16
Orica, Ltd.	1,041	26
Potash Corp., of Saskatchewan, Inc.	1,800	74
PPG Industries, Inc.	300	25
Praxair, Inc. ^	600	64
Sherwin-Williams Co.	300	27

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Chemicals (continued)
Shin-Etsu Chemical Co., Ltd.	900	$44
Showa Denko KK ^	2,000	4
Sigma-Aldrich Corp. ^	300	19
Sika AG	8	15
Solvay SA - Class A	97	8
Sumitomo Chemical Co., Ltd. ^	3,000	11
Syngenta AG ‡	159	47
Taiyo Nippon Sanso Corp.	1,000	7
Teijin, Ltd.	2,000	6
Toray Industries, Inc. ^	3,000	21
Tosoh Corp. ^	2,000	5
UBE Industries, Ltd. ^	3,000	8
Umicore SA	293	12
Wacker Chemie AG ^	120	10
Yara International ASA	401	16
Commercial Banks - 1.3%
Aozora Bank, Ltd. ^	2,000	6
Australia & New Zealand Banking Group, Ltd.	5,741	121
Banca Carige SpA ^	3,316	6
Banca Monte dei Paschi di Siena SpA	15,474	5
Banco Bilbao Vizcaya Argentaria SA	7,963	69
Banco Espirito Santo SA	1,503	3
Banco Popolare SC ^	2,560	3
Banco Popular Espanol SA ^	3,318	15
Banco Santander SA	18,663	142
Bank Hapoalim Bm	1,671	5
Bank Leumi Le-Israel Bm	1,897	5
Bank of East Asia, Ltd.	3,600	14
Bank of Kyoto, Ltd.	1,000	9
Bank of Montreal ^	1,399	77
Bank of Nova Scotia ^	2,400	120
Bank of Yokohama, Ltd.	2,000	9
Barclays PLC	20,327	56
BB&T Corp. ^	1,400	35
Bendigo and Adelaide Bank, Ltd.	1,073	9
BNP Paribas SA	1,945	76
BOC Hong Kong Holdings, Ltd.	5,500	13
Canadian Imperial Bank of Commerce	900	65
Chiba Bank, Ltd. ^	2,000	13
Chugoku Bank, Ltd.	500	7
CIT Group, Inc. ‡	600	21
Comerica, Inc. ^	400	10
Commerzbank AG ‡ ^	7,527	13
Commonwealth Bank of Australia ^	3,425	172
Credit Agricole SA	2,925	17
Danske Bank A/S - Class R ‡	1,442	18
DBS Group Holdings, Ltd.	4,000	36
DNB ASA	2,174	21
Erste Group Bank AG	334	6
Fifth Third Bancorp ^	1,300	17
Fukuoka Financial Group, Inc.	1,000	4
Gunma Bank, Ltd.	1,000	5
Hachijuni Bank, Ltd.	1,000	6
Hang Seng Bank, Ltd.	1,600	19
Hiroshima Bank, Ltd.	1,000	5
Hokuhoku Financial Group, Inc. ^	2,000	4
HSBC Holdings PLC	37,583	286
Intesa Sanpaolo SpA	22,280	37
Israel Discount Bank, Ltd. - Class A ‡	2,538	3
Iyo Bank, Ltd.	1,000	10
Joyo Bank, Ltd.	1,000	4
KBC Groep NV	753	9

	Shares	Value (000’s)
Commercial Banks (continued)
KeyCorp	2,500	$19
Lloyds TSB Group PLC ‡	65,733	26
M&T Bank Corp. ^	300	23
Mitsubishi UFJ Financial Group, Inc.	28,200	120
Mizrahi Tefahot Bank, Ltd.	574	5
Mizuho Financial Group, Inc.	50,900	69
National Australia Bank, Ltd.	4,797	115
National Bank of Canada ^	300	21
National Bank of Greece SA ‡	2,114	4
Natixis	4,061	10
Nishi-Nippon City Bank, Ltd. ^	3,000	9
Nordea Bank AB	5,399	42
Oversea-Chinese Banking Corp.	5,000	30
PNC Financial Services Group, Inc.	1,000	58
Raiffeisen Bank International AG ^	36	1
Regions Financial Corp.	3,400	15
Resona Holdings, Inc.	4,200	18
Royal Bank of Canada ^	3,200	163
Royal Bank of Scotland Group PLC ‡	100,532	32
Seven Bank, Ltd.	2,000	4
Shinsei Bank, Ltd.	7,000	7
Shizuoka Bank, Ltd.	1,000	11
Skandinaviska Enskilda Banken AB - Class A	2,653	15
Societe Generale SA	1,282	29
Standard Chartered PLC	4,758	104
Sumitomo Mitsui Financial Group, Inc.	3,000	84
Sumitomo Mitsui Trust Holdings, Inc.	7,000	21
SunTrust Banks, Inc.	1,000	18
Suruga Bank, Ltd.	400	4
Svenska Handelsbanken AB - Class A	1,204	32
Swedbank AB - Class A	1,790	23
Toronto-Dominion Bank ^	2,000	150
U.S. Bancorp ^	4,200	114
UniCredit SpA ^	2,737	23
Unione di Banche Italiane SCpA ^	2,238	9
United Overseas Bank, Ltd.	3,000	35
Wells Fargo & Co.	11,100	305
Westpac Banking Corp. ^	6,353	130
Wing Hang Bank, Ltd.	1,500	12
Yamaguchi Financial Group, Inc.	500	5
Commercial Services & Supplies - 0.1%
Aggreko PLC	651	20
Avery Dennison Corp. ^	200	6
Brambles, Ltd.	3,048	22
Cintas Corp. ^	500	17
DAI Nippon Printing Co., Ltd.	1,000	10
Edenred	406	10
Group 4 Securicor PLC	5,088	21
Iron Mountain, Inc. ^	900	29
Pitney Bowes, Inc. ^	400	7
R.R. Donnelley & Sons Co. ^	900	13
Republic Services, Inc. - Class A	700	19
Ritchie Bros. Auctioneers, Inc.	500	11
Secom Co., Ltd.	400	18
Securitas AB - Class B	1,181	10
Stericycle, Inc. ‡ ^	200	16
Toppan Printing Co., Ltd.	1,000	7
Waste Management, Inc. ^	900	30
Communications Equipment - 0.2%
Alcatel-Lucent ‡ ^	3,560	6
Cisco Systems, Inc.	11,800	212
Harris Corp. ^	600	22

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Communications Equipment (continued)
Juniper Networks, Inc. ‡ ^	1,000	$20
Motorola Mobility Holdings, Inc. ‡	875	34
Motorola Solutions, Inc. ^	513	24
Nokia OYJ	8,398	41
QUALCOMM, Inc.	3,600	197
Research In Motion, Ltd. ‡	800	12
Telefonaktiebolaget LM Ericsson - Class B	6,476	66
Computers & Peripherals - 0.5%
Apple, Inc. ‡	2,100	850
Dell, Inc. ‡	3,200	47
EMC Corp. ‡	4,600	99
Fujitsu, Ltd.	4,000	21
Hewlett-Packard Co.	4,600	118
NEC Corp. ‡	6,000	12
NetApp, Inc. ‡ ^	600	22
SanDisk Corp. ‡	400	20
Seagate Technology PLC ^	700	11
Seiko Epson Corp. ^	200	3
Teradata Corp. ‡ ^	300	15
Toshiba Corp. ^	9,000	37
Western Digital Corp. ‡	300	9
Construction & Engineering - 0.1%
ACS Actividades Co. ^	455	13
Bouygues SA	453	15
Chiyoda Corp.	1,000	10
Eiffage SA ^	208	5
Fluor Corp.	300	16
Hochtief AG	195	11
Jacobs Engineering Group, Inc. ‡	200	8
JGC Corp.	300	7
Kajima Corp.	3,000	9
KBR, Inc.	400	11
Kinden Corp.	1,000	8
Leighton Holdings, Ltd. ^	287	6
Obayashi Corp.	1,000	4
Quanta Services, Inc. ‡ ^	600	13
Shimizu Corp.	1,000	4
Skanska AB - Class B	657	11
SNC-Lavalin Group, Inc.	200	10
Taisei Corp.	2,000	5
URS Corp. ‡	200	7
Vinci SA	896	40
Construction Materials - 0.1%
Boral, Ltd.	2,548	9
Cimpor Cimentos de Portugal SGPS SA	651	4
CRH PLC ^	1,721	34
Fletcher Building, Ltd.	1,730	8
HeidelbergCement AG	250	11
Holcim, Ltd. ‡	732	40
Imerys SA	111	5
Lafarge SA ^	352	12
Martin Marietta Materials, Inc. ^	300	23
Vulcan Materials Co. ^	500	20
Consumer Finance - 0.1%
AEON Credit Service Co., Ltd. ^	400	6
American Express Co. ^	2,200	104
Capital One Financial Corp. ^	800	34
Credit Saison Co., Ltd.	300	6
Discover Financial Services	900	22
ORIX Corp. ^	200	17
SLM Corp. ^	2,200	29
Containers & Packaging - 0.0% ¥
Amcor, Ltd.	2,810	20

	Shares	Value (000’s)
Containers & Packaging (continued)
Ball Corp. ^	400	$14
Crown Holdings, Inc. ‡ ^	300	10
Owens-Illinois, Inc. ‡	400	8
Sealed Air Corp.	500	9
Distributors - 0.0% ¥
Genuine Parts Co. ^	200	12
Jardine Cycle & Carriage, Ltd.	180	7
Li & Fung, Ltd.	12,000	22
Diversified Consumer Services - 0.0% ¥
Apollo Group, Inc. - Class A ‡ ^	600	32
Benesse Holdings, Inc.	100	5
DeVry, Inc. ^	200	8
H&R Block, Inc. ^	700	11
Diversified Financial Services - 0.4%
ASX, Ltd.	511	16
Bank of America Corp.	21,400	118
CaixaBank ^	3,938	19
Citigroup, Inc.	6,211	162
CME Group, Inc. - Class A	100	24
Deutsche Boerse AG ‡	686	36
Eurazeo NPV	159	6
Exor SpA	335	7
Groupe Bruxelles Lambert SA	129	9
Hong Kong Exchanges & Clearing, Ltd.	2,100	34
Industrivarden AB - Class C	565	7
ING Groep NV ‡	7,060	51
IntercontinentalExchange, Inc. ‡	100	12
Investor AB - Class B	691	13
JPMorgan Chase & Co.	8,800	292
Kinnevik Investment AB - Class B	599	12
Leucadia National Corp. ^	400	9
Mitsubishi UFJ Lease & Finance Co., Ltd.	250	10
Moody’s Corp. ^	1,000	34
NASDAQ OMX Group ‡	400	10
NYSE Euronext	900	23
Onex Corp.	231	8
Pargesa Holding SA (Bearer Shares)	451	30
Pohjola Bank PLC - Class A	618	6
SEI Investments Co. ^	400	7
Singapore Exchange, Ltd. ^	1,000	5
TMX Group, Inc.	200	8
Diversified Telecommunication Services - 0.6%
AT&T, Inc. ^	13,100	395
BCE, Inc. ^	400	17
Belgacom SA	342	11
Bell Aliant, Inc.	150	4
Bezeq Israeli Telecommunication Corp., Ltd.	2,938	5
BT Group PLC - Class A	12,488	37
CenturyLink, Inc.	1,349	50
Deutsche Telekom AG	6,211	71
Elisa OYJ ^	464	10
France Telecom SA	4,100	64
Frontier Communications Corp.	1,400	7
Hellenic Telecommunications Organization SA	655	2
HKT Trust / HKT, Ltd. ‡	173	♦
Iliad SA ^	123	15
Inmarsat PLC	3,516	22
Koninklijke KPN NV	3,189	38
Nippon Telegraph & Telephone Corp.	1,100	56
PCCW, Ltd.	8,000	3
Portugal Telecom SGPS SA	1,205	7
Singapore Telecommunications, Ltd.	18,000	43

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Diversified Telecommunication Services (continued)
Swisscom AG	29	$11
TDC A/S	724	6
Tele2 AB - Class B	910	18
Telecom Corp., of New Zealand, Ltd.	3,887	6
Telecom Italia SpA	14,523	16
Telecom Italia SpA - RSP	20,822	19
Telefonica SA	9,445	164
Telekom Austria AG	767	9
Telenor ASA	1,762	29
TeliaSonera AB	4,640	32
Telstra Corp., Ltd.	9,630	33
TELUS Corp. ‡	400	23
TELUS Corp. (Non-Voting Shares) - Class A	500	27
Verizon Communications, Inc. ^	6,300	252
Windstream Corp. ^	900	11
Electric Utilities - 0.4%
American Electric Power Co., Inc.	1,000	41
Cheung Kong Infrastructure Holdings, Ltd.	4,000	23
Chubu Electric Power Co., Inc.	1,500	28
Chugoku Electric Power Co., Inc. ^	500	9
CLP Holdings, Ltd.	3,500	30
Consolidated Edison, Inc. ^	500	31
Contact Energy, Ltd. ‡	665	3
Duke Energy Corp. ^	2,600	57
E.ON AG	3,654	79
EDF SA	416	10
Edison International ^	500	21
Enel SpA	12,705	52
Energias de Portugal SA	4,220	13
Entergy Corp. ^	300	22
Exelon Corp. ^	1,300	56
FirstEnergy Corp. ^	866	38
Fortis, Inc. ^	300	10
Fortum OYJ	987	21
Hokkaido Electric Power Co., Inc.	500	7
Hokuriku Electric Power Co. ^	400	7
Iberdrola SA	7,945	50
Kansai Electric Power Co., Inc.	1,700	26
Kyushu Electric Power Co., Inc.	900	13
Nextera Energy, Inc. ^	900	55
Northeast Utilities ^	600	22
Pepco Holdings, Inc. ^	600	12
Pinnacle West Capital Corp. ^	600	29
Power Assets Holdings, Ltd.	2,500	18
PPL Corp. ^	1,100	32
Progress Energy, Inc.	600	34
Shikoku Electric Power Co., Inc.	400	11
Southern Co. ^	1,800	84
SP AusNet	5,905	6
SSE PLC	1,798	36
Terna Rete Elettrica Nazionale SpA	5,093	17
Tohoku Electric Power Co., Inc.	1,000	10
Tokyo Electric Power Co., Inc. ‡ ^	2,900	7
Verbund AG ^	155	4
Wisconsin Energy Corp. ^	400	14
Electrical Equipment - 0.1%
ABB, Ltd. ‡	3,849	73
Alstom SA	129	4
AMETEK, Inc.	300	13
Cooper Industries PLC - Class A	600	32
Emerson Electric Co.	1,500	71
First Solar, Inc. ‡ ^	300	10
Fuji Electric Co., Ltd.	2,000	5

	Shares	Value (000’s)
Electrical Equipment (continued)
Furukawa Electric Co., Ltd.	3,000	$7
GS Yuasa Corp.	1,000	5
Legrand SA	271	9
Mitsubishi Electric Corp.	4,000	38
NV Bekaert SA ^	102	3
Prysmian SpA	496	6
Rockwell Automation, Inc.	200	15
Roper Industries, Inc. ^	200	17
Schneider Electric SA	1,082	57
Sumitomo Electric Industries, Ltd.	1,400	15
Ushio, Inc.	400	6
Vestas Wind Systems A/S ‡ ^	324	3
Electronic Equipment & Instruments - 0.2%
Amphenol Corp. - Class A ^	200	9
Arrow Electronics, Inc. ‡ ^	600	22
Avnet, Inc. ‡ ^	600	19
Citizen Holdings Co., Ltd.	1,000	6
Corning, Inc.	2,900	38
Dolby Laboratories, Inc. - Class A ‡ ^	600	18
Flextronics International, Ltd. ‡	4,700	27
FLIR Systems, Inc. ^	300	8
Fujifilm Holdings Corp.	900	21
Hamamatsu Photonics KK	100	3
Hirose Electric Co., Ltd.	100	9
Hitachi Chemical Co., Ltd. ^	200	4
Hitachi High-Technologies Corp.	200	4
Hitachi, Ltd. ^	9,500	51
Hoya Corp.	900	19
Ibiden Co., Ltd. ^	200	4
Keyence Corp.	100	24
Kyocera Corp.	300	24
Mabuchi Motor Co., Ltd.	100	4
Murata Manufacturing Co., Ltd. ^	400	21
Nidec Corp.	200	17
Nippon Electric Glass Co., Ltd.	500	5
Omron Corp. ^	300	6
Shimadzu Corp.	1,000	8
TDK Corp.	300	13
TE Connectivity, Ltd.	700	22
Yaskawa Electric Corp.	400	3
Yokogawa Electric Corp. ‡ ^	900	8
Energy Equipment & Services - 0.3%
Aker Solutions ASA	564	6
AMEC PLC	1,384	20
Baker Hughes, Inc.	800	39
Cameron International Corp. ‡ ^	500	25
Cie Generale de Geophysique-Veritas ‡	638	15
Diamond Offshore Drilling, Inc. ^	200	11
FMC Technologies, Inc. ‡ ^	400	21
Fugro NV	254	15
Halliburton Co.	1,800	62
Helmerich & Payne, Inc. ^	300	18
Nabors Industries, Ltd. ‡	1,500	26
National Oilwell Varco, Inc. ^	900	61
Noble Corp. ‡	400	12
Petrofac, Ltd.	1,778	40
Precision Drilling Corp. ‡	523	5
Rowan Cos., Inc. ‡ ^	300	9
Saipem SpA	538	23
Schlumberger, Ltd.	2,939	200
SeaDrill, Ltd.	686	23
Subsea 7 SA ‡	663	12
Technip SA	131	12

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Energy Equipment & Services (continued)
Tenaris SA ^	1,318	$24
Transocean, Ltd.	513	20
Weatherford International, Ltd. ‡	1,200	18
WorleyParsons, Ltd.	374	10
Food & Staples Retailing - 0.5%
AEON Co., Ltd. ^	1,100	15
Alimentation Couche Tard, Inc. - Class B	300	9
Carrefour SA	1,040	24
Casino Guichard Perrachon SA	408	34
Colruyt SA ^	232	9
Costco Wholesale Corp.	1,000	83
CVS Caremark Corp.	2,900	118
Delhaize Group SA	229	13
Distribuidora Internacional de Alimentacion SA ‡ ^	1,040	5
FamilyMart Co., Ltd.	100	4
George Weston, Ltd. ^	100	7
J. Sainsbury PLC	6,273	30
Jeronimo Martins SGPS SA ‡	449	7
Kesko OYJ - Class B	221	7
Koninklijke Ahold NV	2,246	30
Kroger Co. ^	1,000	24
Lawson, Inc.	100	6
Loblaw Cos., Ltd.	400	15
Metcash, Ltd.	3,328	14
Metro AG	421	15
Metro, Inc. - Class A	200	11
Olam International, Ltd. ^	4,000	7
Safeway, Inc. ^	800	17
Seven & I Holdings Co., Ltd.	1,700	47
Shoppers Drug Mart Corp. ^	400	16
Sysco Corp. ^	1,200	35
Tesco PLC	17,188	108
Walgreen Co.	1,900	63
Wal-Mart Stores, Inc. ^	4,300	257
Wesfarmers, Ltd.	2,223	67
Whole Foods Market, Inc. ^	200	14
WM Morrison Supermarkets PLC	7,479	38
Woolworths, Ltd.	2,714	70
Food Products - 0.6%
Ajinomoto Co., Inc.	1,000	12
Archer-Daniels-Midland Co.	1,400	40
Associated British Foods PLC	1,919	33
Bunge, Ltd. ^	300	17
Campbell Soup Co. ^	400	13
ConAgra Foods, Inc.	800	21
General Mills, Inc. ^	1,200	48
Golden Agri-Resources, Ltd. ^	22,000	12
Green Mountain Coffee Roasters, Inc. ‡ ^	246	11
Groupe Danone SA	1,289	82
Hershey Co. ^	400	25
HJ Heinz Co. ^	600	32
Hormel Foods Corp. ^	400	12
JM Smucker Co.	300	23
Kellogg Co. ^	500	25
Kerry Group PLC	340	12
Kikkoman Corp.	500	6
Kraft Foods, Inc. - Class A ^	3,500	132
Lindt & Spruengli AG	1	33
McCormick & Co., Inc. (Non-Voting Shares) ^	500	25
Mead Johnson Nutrition Co. - Class A	500	34
MEIJI Holdings Co., Ltd.	100	4

	Shares	Value (000’s)
Food Products (continued)
Nestle SA	7,662	$441
Nippon Meat Packers, Inc.	400	5
Nisshin Seifun Group, Inc.	500	6
Nissin Foods Holdings Co., Ltd.	100	4
Ralcorp Holdings, Inc. ‡ ^	200	17
Saputo, Inc.	500	19
Sara Lee Corp.	1,400	26
Toyo Suisan Kaisha, Ltd.	300	7
Tyson Foods, Inc. - Class A	1,700	35
Unilever NV	3,602	125
Unilever PLC	2,838	96
Viterra, Inc.	600	6
Wilmar International, Ltd. ^	3,000	12
Yakult Honsha Co., Ltd. ^	300	9
Yamazaki Baking Co., Ltd.	500	7
Gas Utilities - 0.1%
EQT Corp.	600	33
Gas Natural SDG SA	2,460	42
Hong Kong & China Gas Co., Ltd.	7,700	18
Oneok, Inc.	200	17
Osaka Gas Co., Ltd.	5,000	20
Snam Rete Gas SpA	1,996	9
Toho Gas Co., Ltd.	1,000	6
Tokyo Gas Co., Ltd.	5,000	23
Health Care Equipment & Supplies - 0.3%
Baxter International, Inc.	1,200	59
Becton, Dickinson and Co. ^	400	30
Boston Scientific Corp. ‡ ^	2,400	13
CareFusion Corp. ‡	800	20
Cie Generale D’optique Essilor International SA	464	33
Cochlear, Ltd.	139	9
Coloplast A/S - Class B ^	50	7
Covidien PLC	1,000	45
CR Bard, Inc. ^	200	17
Dentsply International, Inc. ^	300	10
Edwards Lifesciences Corp. ‡ ^	300	21
Getinge AB - Class B	403	10
Hologic, Inc. ‡ ^	500	9
Hospira, Inc. ‡ ^	200	6
Intuitive Surgical, Inc. ‡ ^	100	46
Medtronic, Inc. ^	2,100	81
Olympus Corp. ^	400	5
Smith & Nephew PLC	5,534	54
Sonova Holding AG ‡	403	42
St. Jude Medical, Inc.	700	24
Stryker Corp. ^	500	25
Synthes, Inc. - 144A	188	32
Sysmex Corp.	200	7
Terumo Corp.	400	19
Varian Medical Systems, Inc. ‡ ^	300	20
William Demant Holding AS ‡ ^	74	6
Zimmer Holdings, Inc. ‡ ^	500	27
Health Care Providers & Services - 0.3%
Aetna, Inc. ^	900	38
Alfresa Holdings Corp.	300	13
AmerisourceBergen Corp. - Class A	600	22
Cardinal Health, Inc.	700	28
CIGNA Corp.	700	29
Coventry Health Care, Inc. ‡ ^	400	12
DaVita, Inc. ‡	300	23
Express Scripts, Inc. ‡ ^	900	40
Fresenius Medical Care AG & Co., KGaA	768	52

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Health Care Providers & Services (continued)
Fresenius Se & Co. KGaA	248	$23
HCA Holdings, Inc. ‡^	1,339	29
Henry Schein, Inc. ‡^	200	13
Humana, Inc. ^	300	26
Laboratory Corp. of America Holdings ‡	300	26
McKesson Corp.	500	39
Medco Health Solutions, Inc. ‡	900	50
Medipal Holdings Corp.	600	6
Miraca Holdings, Inc.	100	4
Omnicare, Inc. ^	400	14
Patterson Cos., Inc. ^	500	15
Quest Diagnostics, Inc. ^	600	35
Ramsay Health Care, Ltd.	422	8
Sonic Healthcare, Ltd.	710	8
Suzuken Co., Ltd. ^	300	8
UnitedHealth Group, Inc.	2,300	118
WellPoint, Inc. ^	800	54
Health Care Technology - 0.0% ¥
Cerner Corp. ‡	200	12
Hotels, Restaurants & Leisure - 0.3%
Accor SA	574	15
Carnival Corp. ^	1,000	33
Carnival PLC	483	16
Chipotle Mexican Grill, Inc. - Class A ‡^	36	12
Compass Group PLC	4,224	40
Crown, Ltd.	1,658	14
Darden Restaurants, Inc. ^	200	9
Echo Entertainment Group, Ltd. ‡	1,466	5
Galaxy Entertainment Group, Ltd. ‡	5,400	10
Genting Singapore PLC ‡^	12,000	14
Intercontinental Hotels Group PLC	1,224	22
International Game Technology ^	1,000	17
Las Vegas Sands Corp. ‡	600	26
Marriott International, Inc. - Class A ^	600	18
McDonald’s Corp.	2,200	222
McDonald’s Holdings Co., Japan, Ltd. ^	200	5
MGM Resorts International ‡^	800	8
Opap SA	505	4
Oriental Land Co., Ltd.	100	11
Royal Caribbean Cruises, Ltd. ^	300	7
Sands China, Ltd. ‡	4,000	11
Shangri-La Asia, Ltd.	2,000	3
SJM Holdings, Ltd.	7,000	11
Sky City Entertainment Group, Ltd.	1,171	3
Sodexo	350	25
Starbucks Corp.	1,500	70
Starwood Hotels & Resorts Worldwide, Inc. ^	400	19
Tabcorp Holdings, Ltd.	1,466	4
Tim Hortons, Inc. ^	400	19
Wynn Macau, Ltd.	4,161	10
Wynn Resorts, Ltd. ^	200	22
Yum! Brands, Inc.	1,000	59
Household Durables - 0.1%
D.R. Horton, Inc. ^	1,500	19
Electrolux AB	677	11
Garmin, Ltd. ^	300	12
Husqvarna AB - Class B	1,031	5
Leggett & Platt, Inc. ^	700	16
Makita Corp.	200	6
Mohawk Industries, Inc. ‡	200	12
Newell Rubbermaid, Inc.	500	8
Panasonic Corp.	4,900	41
Rinnai Corp.	100	7

	Shares	Value (000’s)
Household Durables (continued)
Sekisui Chemical Co., Ltd.	1,000	$8
Sekisui House, Ltd.	1,000	9
Sharp Corp. ^	2,400	21
Sony Corp. ^	2,200	40
Stanley Black & Decker, Inc. ^	200	14
Toll Brothers, Inc. ‡^	700	14
Whirlpool Corp. ^	300	14
Household Products - 0.3%
Church & Dwight Co., Inc. ^	400	18
Clorox Co. ^	200	13
Colgate-Palmolive Co.	1,000	92
Energizer Holdings, Inc. ‡^	300	23
Henkel AG & Co., KGaA	264	13
KAO Corp.	1,200	33
Kimberly-Clark Corp. ^	800	59
Procter & Gamble Co.	6,200	414
Reckitt Benckiser Group PLC	1,137	56
Uni-Charm Corp. ^	200	10
Independent Power Producers & Energy Traders - 0.1%
AES Corp. ‡	2,100	25
Calpine Corp. ‡	1,600	26
Constellation Energy Group, Inc.	300	12
EDP Renovaveis SA ‡	737	5
Electric Power Development Co., Ltd. ^	500	13
Enel Green Power SpA	5,283	11
International Power PLC	5,910	30
NRG Energy, Inc. ‡	600	11
TransAlta Corp. ^	800	17
Industrial Conglomerates - 0.3%
3M Co.	1,400	114
Delek Group, Ltd.	30	6
Fraser and Neave, Ltd. ^	2,000	10
General Electric Co. ^	23,500	420
Hutchison Whampoa, Ltd.	4,000	34
Keppel Corp., Ltd.	3,200	23
Koninklijke Philips Electronics NV	1,732	36
NWS Holdings, Ltd.	8,000	12
Orkla ASA	1,687	13
SembCorp Industries, Ltd.	3,000	9
Siemens AG	1,819	174
Smiths Group PLC	880	13
Textron, Inc. ^	400	7
Tyco International, Ltd. ^	1,000	47
Wendel SA	69	5
Insurance - 0.7%
ACE, Ltd.	700	49
Admiral Group PLC	716	9
Aflac, Inc. ^	1,000	43
Ageas	4,315	7
AIA Group, Ltd.	18,600	58
Allianz SE	1,004	97
Allstate Corp.	1,000	27
American International Group, Inc. ‡	1,000	23
AMP, Ltd.	4,533	19
AON Corp.	500	23
Arch Capital Group, Ltd. ‡	300	11
Assicurazioni Generali SpA	2,481	37
Assurant, Inc. ^	200	8
Aviva PLC	5,197	24
Axis Capital Holdings, Ltd.	300	10
Baloise Holding AG	142	10
Berkshire Hathaway, Inc. - Class B ‡^	2,000	154
Chubb Corp. ^	600	42

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Insurance (continued)
Cincinnati Financial Corp. ^	300	$9
CNP Assurances	1,101	14
Delta Lloyd NV	707	12
Everest RE Group, Ltd.	100	8
Fairfax Financial Holdings, Ltd.	43	18
Fidelity National Financial, Inc. - Class A ^	1,500	24
Genworth Financial, Inc. - Class A ‡	1,800	12
Gjensidige Forsikring ASA	440	5
Great-West Lifeco, Inc. ^	500	10
Hannover Rueckversicherung AG	288	14
Hartford Financial Services Group, Inc.	700	11
Industrial Alliance Insurance & Financial Services, Inc. ^	200	5
Insurance Australia Group, Ltd.	4,701	14
Intact Financial Corp.	200	11
Legal & General Group PLC	11,162	18
Lincoln National Corp. ^	900	17
Loews Corp.	500	19
Manulife Financial Corp.	3,900	42
Mapfre SA ^	5,180	16
Marsh & McLennan Cos., Inc. ^	1,200	38
MetLife, Inc.	2,100	66
MS&AD Insurance Group Holdings	1,300	24
Muenchener Rueckversicherungs AG	331	41
NKSJ Holdings, Inc.	700	14
Old Mutual PLC	10,502	22
PartnerRe, Ltd.	300	19
Power Corp. of Canada ^	900	21
Principal Financial Group, Inc. ^	600	15
Progressive Corp. ^	1,000	20
Prudential Financial, Inc.	1,000	50
Prudential PLC	5,409	54
QBE Insurance Group, Ltd.	2,437	32
RenaissanceRe Holdings, Ltd. ^	200	15
Resolution, Ltd.	6,347	25
Royal & Sun Alliance Insurance Group PLC	17,619	29
Sampo OYJ - Class A	811	20
SCOR SE	874	20
Sony Financial Holdings, Inc. ^	416	6
Standard Life PLC	11,752	38
Sun Life Financial, Inc.	1,000	19
Suncorp Group, Ltd.	2,251	19
Swiss Life Holding AG ‡	188	17
Swiss Re AG ‡	563	29
T&D Holdings, Inc.	1,000	9
Tokio Marine Holdings, Inc.	1,500	33
Torchmark Corp. ^	450	20
Travelers Cos., Inc.	900	53
Tryg A/S	92	5
Unum Group	1,200	25
Vienna Insurance Group AG	130	5
Willis Group Holdings PLC	300	12
WR Berkley Corp. ^	300	10
XL Group PLC - Class A	1,200	24
Zurich Financial Services AG ‡	209	47
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. ‡	800	138
DeNA Co., Ltd.	217	7
Expedia, Inc. ^	350	10
Liberty Interactive Corp. ‡	700	11
NetFlix, Inc. ‡	100	7
priceline.com, Inc. ‡^	100	47
Rakuten, Inc. ^	14	15

	Shares	Value (000’s)
Internet & Catalog Retail (continued)
TripAdvisor, Inc. ‡^	350	$9
Internet Software & Services - 0.2%
Akamai Technologies, Inc. ‡^	500	16
eBay, Inc. ‡	2,600	79
Google, Inc. - Class A ‡^	600	388
Gree, Inc. ^	300	10
Open Text Corp. ‡	100	5
United Internet AG	731	13
VeriSign, Inc. ^	300	11
Yahoo! Inc. ‡^	2,100	34
Yahoo! Japan Corp. ^	22	7
IT Services - 0.4%
Accenture PLC - Class A	1,400	75
Alliance Data Systems Corp. ‡^	200	21
Amadeus IT Holding SA - Class A	607	10
AtoS	313	14
Automatic Data Processing, Inc. ^	1,000	54
Capital Gemini SA	192	6
CGI Group, Inc. - Class A ‡	600	11
Cognizant Technology Solutions Corp. - Class A ‡	700	45
Computer Sciences Corp. ^	700	17
Computershare, Ltd.	1,070	9
Fidelity National Information Services, Inc. ^	600	16
Fiserv, Inc. ‡^	200	12
International Business Machines Corp.	2,700	495
ITOCHU Techno-Solutions Corp. ^	300	13
Mastercard, Inc. - Class A	200	75
Nomura Research Institute, Ltd. ^	200	5
NTT Data Corp.	3	10
Paychex, Inc. ^	600	18
SAIC, Inc. ‡^	1,500	18
Total System Services, Inc.	700	14
Visa, Inc. - Class A	1,200	121
Western Union Co. ^	900	16
Leisure Equipment & Products - 0.0% ¥
Hasbro, Inc. ^	200	6
Mattel, Inc.	800	22
Namco Bandai Holdings, Inc.	500	7
Nikon Corp.	800	18
Sankyo Co., Ltd.	100	5
Sega Sammy Holdings, Inc.	600	13
Shimano, Inc.	100	5
Yamaha Corp.	400	4
Life Sciences Tools & Services - 0.0% ¥
Agilent Technologies, Inc. ‡	600	21
Covance, Inc. ‡^	200	9
Illumina, Inc. ‡^	200	6
Life Technologies Corp. ‡	200	8
Qiagen NV ‡	625	9
Thermo Fisher Scientific, Inc. ‡	800	36
Waters Corp. ‡^	300	22
Machinery - 0.4%
AGCO Corp. ‡	200	9
Alfa Laval AB	776	15
Amada Co., Ltd.	1,000	6
Atlas Copco AB - Class A	1,427	31
Atlas Copco AB - Class B	898	17
Caterpillar, Inc. ^	1,400	128
Cummins, Inc.	400	35
Danaher Corp. ^	1,100	52
Deere & Co. ^	800	63
Dover Corp. ^	300	17

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Machinery (continued)
Eaton Corp.	600	$26
Fanuc Corp.	400	61
Fiat Industrial SpA ‡	1,546	13
Flowserve Corp. ^	100	10
GEA Group AG	1,022	29
Hexagon AB - Class B	872	13
Hino Motors, Ltd.	1,000	6
Hitachi Construction Machinery Co., Ltd. ^	400	7
IHI Corp.	2,000	5
Illinois Tool Works, Inc. ^	900	42
Ingersoll-Rand PLC ^	600	18
Japan Steel Works, Ltd.	1,000	7
Joy Global, Inc. ^	200	15
JTEKT Corp.	600	6
Kawasaki Heavy Industries, Ltd. ^	3,000	7
Komatsu, Ltd.	2,100	49
Kone OYJ - Class B	344	18
Kubota Corp. ^	3,000	25
Kurita Water Industries, Ltd. ^	200	5
MAN SE	121	11
Metso OYJ	255	9
Mitsubishi Heavy Industries, Ltd. ^	6,000	26
NGK Insulators, Ltd.	400	5
NSK, Ltd.	1,000	6
NTN Corp.	1,000	4
PACCAR, Inc. ^	600	22
Pall Corp.	600	34
Parker Hannifin Corp. ^	300	23
Pentair, Inc. ^	600	20
Sandvik AB	2,123	26
Scania AB - Class B	570	8
SembCorp Marine, Ltd. ^	2,000	6
SKF AB - Class B	1,061	22
SMC Corp.	100	16
SPX Corp.	200	12
Sulzer AG	49	5
Sumitomo Heavy Industries, Ltd.	1,000	6
THK Co., Ltd. ^	200	4
Vallourec SA	194	13
Volvo AB - Class B	2,796	31
Wartsila OYJ Abp	387	11
Weir Group PLC	819	26
Xylem, Inc. ^	600	15
Yangzijiang Shipbuilding Holdings, Ltd.	11,000	8
Marine - 0.0% ¥
A.P. Moller - Maersk A/S - Class A	1	6
A.P. Moller - Maersk A/S - Class B	3	20
Kawasaki Kisen Kaisha, Ltd. ^	3,000	5
Keuhne & Nagel International AG	443	49
Mitsui O.S.K. Lines, Ltd.	2,000	8
Neptune Orient Lines, Ltd. ^	2,000	2
Nippon Yusen KK ^	3,000	8
Orient Overseas International, Ltd.	500	3
Media - 0.5%
Axel Springer AG	351	15
British Sky Broadcasting Group PLC	3,895	44
Cablevision Systems Corp. - Class A	300	4
CBS Corp. - Class B	1,000	27
Comcast Corp. - Class A ^	4,400	105
Comcast Corp., Special Class A - Class A ^	1,500	35
Dentsu, Inc. ^	300	9
DIRECTV - Class A ‡	1,800	78
Discovery Communications, Inc. - Class A ‡^	600	25

	Shares	Value (000’s)
Media (continued)
Discovery Communications, Inc. - Class C ‡^	300	$11
DISH Network Corp. - Class A ^	1,300	37
Eutelsat Communications SA	578	23
Interpublic Group of Cos., Inc. ^	900	9
JC Decaux SA ‡	415	10
Jupiter Telecommunications Co., Ltd.	7	7
Kabel Deutschland Holding AG ‡	464	24
Lagardere SCA	324	9
Liberty Global, Inc. - Class A ‡^	300	12
Liberty Global, Inc. - Class C ‡^	300	12
McGraw-Hill Cos., Inc.	500	22
Mediaset SpA	2,626	7
Modern Times Group AB - Class B	176	8
News Corp. - Class A ^	3,900	70
News Corp. - Class B ^	1,500	27
Nielsen Holdings NV ‡^	890	26
Omnicom Group, Inc. ^	500	22
Pearson PLC	1,030	19
Publicis Groupe SA	201	9
Reed Elsevier NV	2,306	27
Reed Elsevier PLC	3,893	31
Sanoma OYJ ^	211	2
Scripps Networks Interactive, Inc. - Class A ^	600	25
SES SA	372	9
Shaw Communications, Inc. - Class B ^	900	18
Singapore Press Holdings, Ltd. ^	4,000	11
Sirius XM Radio, Inc. ‡^	7,574	14
Societe Television Francaise 1	440	4
Thomson Reuters Corp. ^	600	16
Time Warner Cable, Inc. ^	800	51
Time Warner, Inc. ^	2,100	77
Toho Co., Ltd. ^	400	7
Viacom, Inc. - Class B	1,000	45
Virgin Media, Inc. ^	900	19
Vivendi SA	2,387	52
Walt Disney Co. ^	3,800	144
WPP PLC	1,510	16
Metals & Mining - 0.7%
Agnico-Eagle Mines, Ltd.	400	15
Alcoa, Inc. ^	2,100	18
Allegheny Technologies, Inc. ^	600	29
Alumina, Ltd.	4,729	5
Anglo American PLC	2,951	109
Antofagasta PLC	1,115	21
ArcelorMittal	1,457	27
Barrick Gold Corp. ^	2,100	95
BHP Billiton PLC	4,679	136
BHP Billiton, Ltd.	7,101	251
Boliden AB	492	7
Centerra Gold, Inc.	700	12
Cliffs Natural Resources, Inc.	200	12
Daido Steel Co., Ltd.	1,000	6
Eldorado Gold Corp.	1,500	21
Eurasian Natural Resources Corp., PLC	3,362	33
First Quantum Minerals, Ltd.	1,400	28
Fortescue Metals Group, Ltd. ^	5,492	24
Franco-Nevada Corp.	300	11
Freeport-McMoRan Copper & Gold, Inc.	1,900	70
Fresnillo PLC	1,101	26
Glencore International PLC	4,780	29
Goldcorp, Inc.	1,700	75
Hitachi Metals, Ltd.	400	4

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December31, 2011

	Shares	Value (000s)
Metals & Mining (continued)
Iluka Resources, Ltd.	815	$13
Inmet Mining Corp. ^	300	19
Ivanhoe Mines, Ltd. ‡	845	15
JFE Holdings, Inc.	900	16
Kazakhmys PLC	804	12
Kinross Gold Corp.	2,533	29
Kobe Steel, Ltd.	4,000	6
Lynas Corp., Ltd. ‡ ^	3,309	4
Maruichi Steel Tube, Ltd.	200	4
Mitsubishi Materials Corp.	2,000	5
New Gold, Inc. ‡	950	10
Newcrest Mining, Ltd.	1,552	47
Newmont Mining Corp. ^	1,100	66
Nippon Steel Corp. ^	11,000	27
Norsk Hydro ASA	1,692	8
Nucor Corp. ^	500	20
OneSteel, Ltd.	1,619	1
Osisko Mining Corp. ‡	600	6
OZ Minerals, Ltd.	634	6
Pan American Silver Corp.	300	7
Randgold Resources, Ltd.	100	10
Rio Tinto PLC	2,942	143
Rio Tinto, Ltd. ^	926	57
Salzgitter AG	111	6
Silver Wheaton Corp. ^	800	23
Sims Metal Management, Ltd.	662	9
SSAB AB	1,198	11
Sumitomo Metal Industries, Ltd. ^	7,000	13
Sumitomo Metal Mining Co., Ltd.	1,000	13
Teck Resources, Ltd. - Class B	1,300	46
ThyssenKrupp AG	949	22
U.S. Steel Corp. ^	600	16
Vedanta Resources PLC	669	11
Voestalpine AG	263	7
Walter Energy, Inc.	128	8
Xstrata PLC	3,645	55
Yamana Gold, Inc. ^	2,600	38
Yamato Kogyo Co., Ltd.	300	9
Multiline Retail - 0.1%
Canadian Tire Corp., Ltd. - Class A	200	13
Dollar General Corp. ‡ ^	900	37
Dollar Tree, Inc. ‡ ^	200	17
Family Dollar Stores, Inc.	200	12
Harvey Norman Holdings, Ltd. ^	3,984	7
Isetan Mitsukoshi Holdings, Ltd. ^	800	8
J. Front Retailing Co., Ltd.	1,000	5
JC Penney Co., Inc. ^	300	11
Kohl’s Corp.	600	30
Macy’s, Inc. ^	800	26
Marks & Spencer Group PLC	3,057	15
Marui Group Co., Ltd. ^	1,200	9
Next PLC	475	20
Nordstrom, Inc.	600	30
PPR SA	140	20
Takashimaya Co., Ltd.	1,000	7
Target Corp.	1,400	71
Multi-Utilities - 0.2%
A2A SpA ^	6,274	6
AGL Energy, Ltd.	1,130	17
Alliant Energy Corp. ^	200	9
Ameren Corp.	800	27
Canadian Utilities, Ltd.	200	12
CenterPoint Energy, Inc. ^	1,000	20

	Shares	Value (000’s)
Multi-Utilities (continued)
Centrica PLC	7,815	$35
Dominion Resources, Inc. ^	1,200	64
DTE Energy Co.	300	16
GDF Suez	2,510	69
Integrys Energy Group, Inc. ^	300	16
MDU Resources Group, Inc. ^	700	15
National Grid PLC	7,093	69
NiSource, Inc. ^	1,000	24
NSTAR ^	200	9
PG&E Corp. ^	900	37
Public Service Enterprise Group, Inc.	1,000	33
RWE AG	736	26
Scana Corp. ^	300	14
Sempra Energy	400	22
Suez Environnement Co.	1,067	12
United Utilities Group PLC	1,408	13
Veolia Environnement SA	582	6
Xcel Energy, Inc.	700	19
Office Electronics - 0.1%
Brother Industries, Ltd.	300	4
Canon, Inc. ^	2,500	110
Konica Minolta Holdings, Inc. ^	1,000	7
Ricoh Co., Ltd.	1,000	9
Xerox Corp. ^	2,100	17
Oil, Gas & Consumable Fuels - 1.8%
Alpha Natural Resources, Inc. ‡ ^	600	12
Anadarko Petroleum Corp. ^	1,000	76
Apache Corp.	800	72
ARC Resources, Ltd. ^	800	20
Arch Coal, Inc.	800	12
Athabasca Oil Sands Corp. ‡ ^	800	10
Baytex Energy Corp. ^	500	28
BG Group PLC	6,869	147
Bonavista Energy Corp.	300	8
BP PLC	41,568	297
Cairn Energy PLC ‡	2,163	9
Caltex Australia, Ltd.	798	10
Cameco Corp. ^	600	11
Canadian Natural Resources, Ltd. ^	2,400	90
Canadian Oil Sands, Ltd.	700	16
Cenovus Energy, Inc.	1,700	56
Chesapeake Energy Corp. ^	1,400	31
Chevron Corp. ^	4,400	467
Cimarex Energy Co. ^	300	19
Concho Resources, Inc. ‡ ^	301	28
ConocoPhillips	3,000	219
Consol Energy, Inc.	400	15
Continental Resources, Inc. ‡ ^	482	32
Cosmo Oil Co., Ltd.	1,000	3
Crescent Point Energy Corp. ^	400	18
Denbury Resources, Inc. ‡	1,100	17
Devon Energy Corp.	800	50
El Paso Corp.	1,600	43
Enbridge, Inc. ^	1,600	60
EnCana Corp.	1,600	30
Energen Corp. ^	200	10
Enerplus Corp. ^	400	10
ENI SpA	5,308	110
EOG Resources, Inc. ^	500	49
Essar Energy PLC ‡ ^	3,243	9
Exxon Mobil Corp.	10,915	924
Galp Energia SGPS SA - Class B	535	8
Hess Corp.	600	34

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp. ^	454	$11
Husky Energy, Inc.	900	22
Imperial Oil, Ltd. ^	500	22
INPEX Corp.	5	32
Japan Petroleum Exploration Co.	100	4
JX Holdings, Inc.	5,000	30
Kinder Morgan Management LLC ‡ ^	212	17
Kinder Morgan, Inc. ^	1,025	33
Lundin Petroleum AB ‡	496	12
Marathon Oil Corp.	1,600	47
Marathon Petroleum Corp.	800	27
MEG Energy Corp. ‡	300	12
Murphy Oil Corp.	300	17
Neste Oil OYJ	597	6
Newfield Exploration Co. ‡ ^	200	8
Nexen, Inc.	800	13
Niko Resources, Ltd.	300	14
Noble Energy, Inc.	300	28
Occidental Petroleum Corp.	1,800	169
OMV AG	397	12
Origin Energy, Ltd.	2,154	29
Pacific Rubiales Energy Corp.	600	11
Peabody Energy Corp.	400	13
Pengrowth Energy Corp. ^	600	6
Penn West Petroleum, Ltd. ^	700	14
Pioneer Natural Resources Co. ^	200	18
Plains Exploration & Production Co. ‡ ^	600	22
Progress Energy Resources Corp.	2,000	26
QEP Resources, Inc. ^	300	9
Range Resources Corp. ^	600	37
Repsol YPF SA	2,028	62
Royal Dutch Shell PLC - Class A	7,881	290
Royal Dutch Shell PLC - Class B	5,729	218
Santos, Ltd.	2,103	26
Showa Shell Sekiyu KK ^	300	2
Southwestern Energy Co. ‡	600	19
Spectra Energy Corp.	1,100	34
Statoil ASA	2,435	62
Suncor Energy, Inc.	3,500	101
Sunoco, Inc. ^	600	25
Talisman Energy, Inc. ^	1,700	22
TonenGeneral Sekiyu KK	1,000	11
Total SA	4,676	239
Tourmaline Oil Corp. ‡	224	6
TransCanada Corp. ^	1,500	66
Tullow Oil PLC	1,714	37
Ultra Petroleum Corp. ‡ ^	400	12
Valero Energy Corp.	1,300	27
Vermilion Energy, Inc. ^	300	13
Whiting Petroleum Corp. ‡	236	11
Williams Cos., Inc.	1,300	43
Woodside Petroleum, Ltd.	1,150	36
Paper & Forest Products - 0.0% ¥
Holmen AB - Class B	121	3
International Paper Co.	700	21
MeadWestvaco Corp.	900	27
Nippon Paper Group, Inc.^	300	7
OJI Paper Co., Ltd. ^	3,000	15
Sino-Forest Corp. - Class A ‡ ^	600	1
Stora Enso OYJ - Class R	1,563	9
Svenska Cellulosa AB - Class B	923	14
UPM-Kymmene OYJ	788	9

	Shares	Value (000’s)
Personal Products - 0.1%
Avon Products, Inc.	700	$12
Beiersdorf AG	386	22
Estee Lauder Cos., Inc. - Class A ^	300	34
L’Oreal SA	486	50
Shiseido Co., Ltd. ^	800	15
Pharmaceuticals - 1.2%
Abbott Laboratories ^	3,300	186
Allergan, Inc. ^	700	61
Astellas Pharma, Inc.	1,000	41
AstraZeneca PLC	2,730	126
Bayer AG	1,829	117
Bristol-Myers Squibb Co.	3,500	123
Chugai Pharmaceutical Co., Ltd. ^	500	8
Daiichi Sankyo Co., Ltd.	1,500	30
Dainippon Sumitomo Pharma Co., Ltd. ^	400	5
Eisai Co., Ltd. ^	500	21
Elan Corp. PLC ‡	1,067	15
Eli Lilly & Co. ^	2,300	96
Forest Laboratories, Inc. ‡	900	27
GlaxoSmithKline PLC	11,469	262
Hisamitsu Pharmaceutical Co., Inc.	100	4
Johnson & Johnson ^	6,000	394
Merck & Co., Inc.	6,800	256
Merck KGaA	21	2
Mitsubishi Tanabe Pharma Corp.	1,000	16
Mylan, Inc. ‡	800	17
Novartis AG	4,828	276
Novo Nordisk A/S - Class B	926	106
Ono Pharmaceutical Co., Ltd. ^	200	11
Orion OYJ - Class B	152	3
Otsuka Holdings Co., Ltd.	600	17
Perrigo Co. ^	200	19
Pfizer, Inc.	17,700	384
Roche Holding AG	1,425	242
Sanofi	2,464	181
Santen Pharmaceutical Co., Ltd.	100	4
Shionogi & Co., Ltd.	500	6
Shire PLC	702	24
Taisho Pharmaceutical Holdings Co., Ltd. ‡	1	♦
Takeda Pharmaceutical Co., Ltd.	1,700	75
Teva Pharmaceutical Industries, Ltd.	2,098	84
Tsumura & Co. ^	300	9
UCB SA	205	9
Valeant Pharmaceuticals International, Inc. ‡	600	28
Warner Chilcott PLC - Class A ‡	600	9
Watson Pharmaceuticals, Inc. ‡	200	12
Professional Services - 0.1%
Adecco SA ‡	594	25
Bureau Veritas SA	196	14
Capital Group PLC	1,452	14
Dun & Bradstreet Corp. ^	200	15
Equifax, Inc.	300	12
Experian Group, Ltd.	1,640	22
IHS, Inc. - Class A ‡ ^	200	17
Intertek Group PLC	997	32
Manpower, Inc. ^	200	7
Randstad Holding NV	325	10
Robert Half International, Inc. ^	300	9
SGS SA	16	26
Verisk Analytics, Inc. - Class A ‡	400	16
Real Estate Investment Trusts - 0.4%
Annaly Capital Management, Inc. ^	1,600	26

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Real Estate Investment Trusts (continued)
Ascendas Real Estate Investment Trust ^	6,000	$8
AvalonBay Communities, Inc. ^	200	26
Boston Properties, Inc. ^	300	30
British Land Co., PLC	2,324	17
CapitaMall Trust ^	7,000	9
CFS Retail Property Trust	6,093	11
Corio NV	498	22
Dexus Property Group	11,082	9
Digital Realty Trust, Inc. ^	300	20
Duke Realty Corp. ^	900	11
Equity Residential ^	500	29
Federal Realty Investment Trust ^	300	27
Fonciere Des Regions	147	9
Gecina SA	305	26
General Growth Properties, Inc. ^	2,214	33
Goodman Group	41,177	24
GPT Group	8,780	28
HCP, Inc.	800	33
Health Care REIT, Inc.	400	22
Host Hotels & Resorts, Inc. ^	1,100	16
ICADE ^	93	7
Japan Prime Realty Investment Corp. ^	2	5
Japan Real Estate Investment Corp.	1	8
Japan Retail Fund Investment Corp. ^	7	10
Kimco Realty Corp. ^	1,500	24
Klepierre	583	17
Land Securities Group PLC	3,445	34
Liberty Property Trust ^	400	12
Link Real Estate Investment Trust	4,500	17
Macerich Co. ^	500	25
Mirvac Group	11,910	14
Nippon Building Fund, Inc.	1	8
Nomura Real Estate Office Fund, Inc.	1	5
Plum Creek Timber Co., Inc. ^	200	7
ProLogis, Inc.	956	27
Public Storage ^	300	41
Rayonier, Inc. ^	300	13
Regency Centers Corp.	200	8
RioCan Real Estate Investment Trust	500	13
Simon Property Group, Inc.	600	78
Stockland	4,571	15
Unibail-Rodamco Se	169	30
Ventas, Inc. ^	600	33
Vornado Realty Trust ^	300	23
Westfield Group	4,448	36
Westfield Retail Trust	4,825	12
Weyerhaeuser Co. ^	800	15
Real Estate Management & Development - 0.2%
AEON Mall Co., Ltd. ^	300	6
Brookfield Asset Management, Inc. - Class A	1,000	28
Brookfield Office Properties, Inc. ^	1,500	24
Capitaland, Ltd.	3,000	5
CapitaMalls Asia, Ltd. ^	5,000	4
CBRE Group, Inc. - Class A ‡	1,200	18
Cheung Kong Holdings, Ltd.	3,000	36
City Developments, Ltd. ^	1,362	9
Daito Trust Construction Co., Ltd. ^	200	17
Daiwa House Industry Co., Ltd.	1,000	12
Global Logistic Properties, Ltd. - Class L ‡	5,000	7
Hang Lung Group, Ltd.	2,000	11
Hang Lung Properties, Ltd.	5,000	14
Henderson Land Development Co., Ltd.	2,000	10

	Shares	Value (000’s)
Real Estate Management & Development (continued)
Hopewell Holdings, Ltd.	3,000	$8
Hysan Development Co., Ltd.	389	1
Immofinanz AG ‡	2,096	6
Keppel Land, Ltd. ^	2,000	3
Kerry Properties, Ltd.	2,500	8
Lend Lease Corp., Ltd.	1,266	9
Mitsubishi Estate Co., Ltd. ^	2,700	41
Mitsui Fudosan Co., Ltd.	2,200	32
New World Development Co., Ltd.	8,000	6
Nomura Real Estate Holdings, Inc. ^	600	9
NTT Urban Development Corp. ^	12	8
Sino Land Co., Ltd.	13,200	19
Sumitomo Realty & Development Co., Ltd.	500	9
Sun Hung Kai Properties, Ltd.	3,000	38
Swire Pacific, Ltd.	1,500	18
Tokyu Land Corp.	1,000	4
Wharf Holdings, Ltd.	3,000	14
Wheelock & Co., Ltd.	5,000	12
Road & Rail - 0.2%
Asciano, Ltd.	1,048	5
Canadian National Railway Co.	900	71
Canadian Pacific Railway, Ltd. ^	500	34
Central Japan Railway Co.	3	25
CSX Corp.	2,400	51
DSV A/S	515	9
East Japan Railway Co.	800	51
Groupe Eurotunnel SA	1,447	10
Hertz Global Holdings, Inc. ‡ ^	573	7
JB Hunt Transport Services, Inc. ^	200	9
Kansas City Southern ‡	300	20
Keikyu Corp.	1,000	9
KEIO Corp.	1,000	7
Keisei Electric Railway Co., Ltd.	1,000	7
Kintetsu Corp. ^	3,000	12
MTR Corp.	3,500	11
Nippon Express Co., Ltd.	2,000	8
Norfolk Southern Corp. ^	800	58
Odakyu Electric Railway Co., Ltd.	1,000	10
QR National, Ltd. ^	4,114	14
Tobu Railway Co., Ltd. ^	2,000	10
Tokyu Corp. ^	2,000	10
Union Pacific Corp.	1,000	106
West Japan Railway Co.	300	13
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. ‡ ^	3,600	19
Advantest Corp. ^	200	2
Altera Corp. ^	500	19
Analog Devices, Inc. ^	800	29
Applied Materials, Inc.	2,300	25
ARM Holdings PLC	3,242	30
ASM Pacific Technology, Ltd.	478	5
ASML Holding NV	1,085	46
Avago Technologies, Ltd.	400	12
Broadcom Corp. - Class A ‡	1,100	32
Cree, Inc. ‡ ^	500	11
Elpida Memory, Inc. ‡ ^	700	3
Infineon Technologies AG	1,249	9
Intel Corp. ^	11,900	289
KLA-Tencor Corp. ^	300	14
LAM Research Corp. ‡ ^	700	26
Linear Technology Corp. ^	900	27
LSI Corp. ‡ ^	1,800	11
Marvell Technology Group, Ltd. ‡ ^	1,500	21

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products, Inc.	500	$13
Microchip Technology, Inc. ^	300	11
Micron Technology, Inc. ‡ ^	1,100	7
NVIDIA Corp. ‡ ^	800	11
ROHM Co., Ltd. ^	200	9
STMicroelectronics NV	1,895	11
Sumco Corp. ‡ ^	800	6
Texas Instruments, Inc.	2,300	67
Tokyo Electron, Ltd.	400	20
Xilinx, Inc. ^	900	29
Software - 0.4%
Activision Blizzard, Inc. ^	1,800	22
Adobe Systems, Inc. ‡ ^	1,000	28
Autodesk, Inc. ‡	300	9
BMC Software, Inc. ‡	600	20
CA, Inc.	1,200	24
Citrix Systems, Inc. ‡	300	18
Dassault Systemes SA ^	142	11
Electronic Arts, Inc. ‡	500	10
Intuit, Inc.	500	26
Konami Corp. ^	200	6
Microsoft Corp.	16,800	436
NICE Systems, Ltd. ‡	171	6
Nintendo Co., Ltd.	200	28
Nuance Communications, Inc. ‡ ^	500	13
Oracle Corp.	8,900	228
Oracle Corp. Japan	400	13
Red Hat, Inc. ‡ ^	600	25
Salesforce.com, Inc. ‡ ^	200	20
SAP AG	2,035	108
Square Enix Holdings Co., Ltd. ^	200	4
Symantec Corp. ‡	1,200	19
Synopsys, Inc. ‡ ^	400	11
Trend Micro, Inc. ^	300	9
VMware, Inc. - Class A ‡ ^	300	25
Specialty Retail - 0.3%
ABC-Mart, Inc.	100	4
Abercrombie & Fitch Co. - Class A ^	200	10
Advance Auto Parts, Inc. ^	300	21
AutoZone, Inc. ‡	100	32
Bed Bath & Beyond, Inc. ‡ ^	500	29
Best Buy Co., Inc. ^	600	14
CarMax, Inc. ‡ ^	700	21
Fast Retailing Co., Ltd.	100	18
GameStop Corp. - Class A ‡ ^	500	12
Gap, Inc. ^	1,700	32
Hennes & Mauritz AB - Class B	2,074	67
Home Depot, Inc. ^	3,500	148
Inditex SA	536	44
Kingfisher PLC	7,933	31
Limited Brands, Inc. ^	600	24
Lowe’s Cos., Inc. ^	2,800	71
Nitori Holdings Co., Ltd.	50	5
O’Reilly Automotive, Inc. ‡ ^	200	16
PetSmart, Inc. ^	200	10
Ross Stores, Inc.	400	19
Sanrio Co., Ltd.	100	5
Shimamura Co., Ltd.	100	10
Staples, Inc. ^	1,000	14
Tiffany & Co. ^	200	13
TJX Cos., Inc. ^	700	45
Urban Outfitters, Inc. ‡ ^	400	11
USS Co., Ltd.	80	7

	Shares	Value (000’s)
Specialty Retail (continued)
Yamada Denki Co., Ltd. ^	180	$12
Textiles, Apparel & Luxury Goods - 0.2%
Adidas AG	424	28
Asics Corp.	1,000	11
Burberry Group PLC	1,218	22
Christian Dior SA	82	10
Cie Financiere Richemont SA	1,008	51
Coach, Inc.	600	37
Fossil, Inc. ‡ ^	120	10
Gildan Activewear, Inc. - Class A ^	400	8
Lululemon Athletica, Inc. ‡ ^	234	11
Luxottica Group SpA	371	10
LVMH Moet Hennessy Louis Vuitton SA	561	79
Nike, Inc. - Class B ^	700	67
Ralph Lauren Corp. - Class A ^	100	14
Swatch Group AG - BR	68	25
Swatch Group AG - Reg	278	19
V.F. Corp.	300	38
Yue Yuen Industrial Holdings	1,000	3
Thrifts & Mortgage Finance - 0.0% ¥
Hudson City Bancorp, Inc. ^	1,600	10
New York Community Bancorp, Inc. ^	1,400	17
People’s United Financial, Inc. ^	1,800	23
Tobacco - 0.3%
Altria Group, Inc.	4,600	136
British American Tobacco PLC	4,243	201
Imperial Tobacco Group PLC	1,981	75
Japan Tobacco, Inc.	10	47
Lorillard, Inc. ^	300	34
Philip Morris International, Inc.	4,000	315
Reynolds American, Inc.	700	29
Swedish Match AB	571	20
Trading Companies & Distributors - 0.1%
Fastenal Co. ^	400	17
Finning International, Inc. ^	500	11
ITOCHU Corp.	3,000	30
Marubeni Corp. ^	3,400	21
Mitsubishi Corp.	3,000	61
Mitsui & Co., Ltd.	3,800	59
Noble Group, Ltd. ^	6,000	5
Sojitz Corp. ^	6,500	10
Sumitomo Corp.	2,500	34
Toyota Tsusho Corp.	500	9
Wolseley PLC	829	27
WW Grainger, Inc. ^	100	19
Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	1,717	27
Aeroports de Paris	124	9
Atlantia SpA	509	8
Auckland International Airport, Ltd.	1,874	4
Fraport AG Frankfurt Airport Services Worldwide	206	10
Hutchison Port Holdings Trust ^	11,000	7
Kamigumi Co., Ltd.	1,000	9
Koninklijke Vopak NV	438	23
Mitsubishi Logistics Corp.	1,000	11
Sydney Airport	4,864	13
Transurban Group ^	4,071	23
Water Utilities - 0.0% ¥
American Water Works Co., Inc.	1,000	31
Severn Trent PLC	970	23
Wireless Telecommunication Services - 0.3%
American Tower Corp. - Class A	900	54

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Wireless Telecommunication Services (continued)
Cellcom Israel, Ltd.	95	$2
Crown Castle International Corp. ‡	500	22
KDDI Corp.	6	39
MetroPCS Communications, Inc. ‡	2,200	19
Millicom International Cellular SA	129	13
Mobistar SA	113	6
NII Holdings, Inc. ‡ ^	600	13
NTT DoCoMo, Inc.	34	63
Partner Communications Co., Ltd.	258	2
Rogers Communications, Inc. - Class B	900	35
SBA Communications Corp. - Class A ‡ ^	500	21
Softbank Corp.	1,900	56
Sprint Nextel Corp. ‡ ^	5,100	12
Starhub, Ltd.	4,000	9
Vodafone Group PLC	114,494	317

Total Common Stocks (cost $51,592)		50,121

WARRANT - 0.0% ¥
Metals & Mining - 0.0%¥
Kinross Gold Corp. ‡
Expiration: 09/17/2014
Exercise Price: $21.30	33	♦
Total Warrant (cost $♦)

SECURITIES LENDING COLLATERAL - 14.2%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.28% ▲	37,585,007	37,585
Total Securities Lending Collateral (cost $37,585)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 22.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $60,100 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 4.00%, due 05/01/2025 - 07/15/2025, and with a total value of $61,302.	$60,100	$60,100
Total Repurchase Agreement (cost $60,100)

Total Investment Securities (cost $294,964)		298,119
Other Assets and Liabilities - Net		(33,499)

Net Assets		$264,620

FUTURES CONTRACTS: g

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year Australian Treasury Bond	Long	1	03/15/2012	$1
10-Year Government of Canada Bond	Long	3	03/21/2012	4
10-Year Japan Government Bond Mini	Long	14	03/08/2012	15
10-Year U.S. Treasury Note	Long	18	03/21/2012	18
30-Year U.S. Treasury Bond	Long	10	03/21/2012	26
ASX SPI 200 Index	Long	18	03/15/2012	(70)
FTSE 100 Index	Long	56	03/16/2012	108
German Euro BOBL	Long	1	03/08/2012	1
German Euro Bund	Long	5	03/08/2012	28
German Euro Buxl	Long	2	03/08/2012	21
German Euro Schatz	Long	7	03/08/2012	3
Hang Seng Index	Long	6	01/30/2012	(5)
MSCI EAFE E-Mini Index	Long	2	03/16/2012	1
MSCI Emerging Markets E-Mini	Long	47	03/16/2012	3
S&P 500 E-Mini Index	Long	393	03/16/2012	324
S&P TSE 60 Index	Long	19	03/15/2012	38
TOPIX Index	Long	46	03/09/2012	(26)
U.K. Long Gilt Bond	Long	4	03/28/2012	15
Ultra Long U.S. Treasury Bond	Long	7	03/21/2012	(10)

				$495

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Australian Dollar	HSBC	(2,074)	03/15/2012	$(2,087)	$(16)
Canadian Dollar	BCLY	(2,808)	03/15/2012	(2,740)	(12)
Euro	RBS	313	03/15/2012	409	(3)
Euro	BCLY	(210)	03/15/2012	(286)	14
Euro	GSC	(4,741)	03/15/2012	(6,339)	199
Japanese Yen	BCLY	29,967	03/15/2012	386	4
Japanese Yen	BCLY	102,166	03/15/2012	1,315	14
Japanese Yen	CSFB	(141,832)	03/15/2012	(1,830)	(15)
Japanese Yen	BCLY	39,666	03/15/2012	511	5
Pound Sterling	BCLY	(1,446)	03/15/2012	(2,260)	16
Pound Sterling	UBS	(298)	03/15/2012	(467)	4
Pound Sterling	SCB	181	03/15/2012	281	♦
Swedish Krona	GSC	(4,742)	03/15/2012	(699)	12
Swiss Franc	GSC	(636)	03/15/2012	(689)	11
Swiss Franc	RBS	(408)	03/15/2012	(436)	1

					$234

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
BCLY	$41	$—	$41
CSFB	(15)	—	(15)
GSC	222	—	222
HSBC	(16)	—	(16)
RBS	(2)	—	(2)
SCB	♦	—	♦
UBS	4	—	4

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default

INVESTMENTS BY COUNTRY (unaudited):	Percentage of Total Investments	Value (000’s)
United States	56.8%	$169,485
United Kingdom	1.8	5,515
Japan	1.5	4,577
Canada	1.2	3,495
Australia	0.7	2,119
Germany	0.7	2,103
Switzerland	0.7	2,046
France	0.6	1,816
Netherlands	0.3	999
Spain	0.3	835
Sweden	0.2	638
Mexico	0.2	566
Cayman Islands	0.2	514
Hong Kong	0.2	495
Luxembourg	0.2	493
Israel	0.2	483
Bermuda	0.2	471
Italy	0.1	452
Austria	0.1	391
Singapore	0.1	359
Brazil	0.1	343
Belgium	0.1	338
Supranational	0.1	293

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

INVESTMENTS BY COUNTRY (continued) (unaudited):	Percentage of Total Investments	Value (000’s)
Ireland	0.1%	$290
Denmark	0.1	222
Netherland Antilles	0.1	201
Finland	0.1	178
Jersey, Channel Islands	0.1	169
Isle of Man	0.1	168
Norway	0.0	¥160
Chile	0.0	¥59
Portugal	0.0	¥42
Panama	0.0	¥33
Guernsey, Channel Islands	0.0	¥25
New Zealand	0.0	¥24
Greece	0.0	¥18
Mauritius	0.0	¥12
Liberia	0.0	¥7

Investment Securities, at Value	67.2	200,434
Short-Term Investments	32.8	97,685

Total Investments	100.0%	$298,119

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $36,715.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
¥	Percentage rounds to less than 0.1%.
ž	The security has a perpetual maturity. The date shown is the next call date.
g	Cash in the amount of $3,912 is segregated as collateral with the broker to cover margin requirements for open futures contracts.
▲	Rate shown reflects the yield at 12/30/2011.
‡	Non-income producing security.

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $1, or less than 0.01% of the fund’s net assets.
Aggregate cost for federal income tax purposes is $295,184. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,737 and $5,802, respectively. Net unrealized appreciation for tax purposes is $2,935.
♦	Amount is less than 1.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $48, or 0.02%, of the fund’s net assets.
ADR	American Depositary Receipt
BCLY	Barclays Bank PLC
CSFB	Credit Suisse First Boston
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
RBS	Royal Bank of Scotland Group PLC
RSP	Risparmios Shares; savings shares on the Italian Stock Exchange
SCB	Standard Chartered Bank
UBS	UBS Warburg LLC

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$28,766	$21,354	$1	$50,121
Corporate Debt Securities	—	29,256	—	29,256
Foreign Government Obligations	—	1,195	—	1,195
Mortgage-Backed Securities	—	3,019	—	3,019
Municipal Government Obligation	—	142	—	142
Preferred Corporate Debt Security	—	91	—	91
Preferred Stocks	—	81	—	81
Repurchase Agreements	—	60,100	—	60,100
Securities Lending Collateral	37,585	—	—	37,585
U.S. Government Agency Obligations	—	48,136	—	48,136
U.S. Government Obligations	—	68,393	—	68,393
Warrant	—	♦	—	♦

Total	$66,351	$231,767	$1	$298,119

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$606	$—	$—	$606
Futures Contracts - Depreciation	(111)	—	—	(111)
Forward Contracts - Appreciation	—	280	—	280
Forward Contracts - Depreciation	—	(46)	—	(46)

Total	$495	$234	$—	$729

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) ƒ	Transfers into Level 3 Y	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 ƒ
Common Stocks	$—	$—	$—	$—	$—	$—	$1	$—	$1	$(13)

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.
Y	Transferred into Level 3 because of unavailability of observable inputs.
♦	Amount is less than 1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $234,864)	$238,019
(including securities loaned of $36,715)
Repurchase agreement, at value (cost: $60,100)	60,100
Cash on deposit with broker, at value (cost: $3,918)	3,912
Foreign currency, at value (cost: $94)	109
Receivables:
Investment securities sold	16
Shares sold	191
Interest	988
Securities lending income (net)	7
Dividends	82
Dividend reclaims	8
Variation margin	497
Unrealized appreciation on forward foreign currency contracts	280

	304,209

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,497
Shares redeemed	153
Management and advisory fees	171
Distribution and service fees	45
Transfer agent fees	—	(A)
Administration fees	4
Printing and shareholder reports fees	20
Audit and tax fees	9
Trustees fees	—	(A)
Other	59
Collateral for securities on loan	37,585
Unrealized depreciation on forward foreign currency contracts	46

	39,589

Net assets	$264,620

Net assets consist of:
Capital stock ($.01 par value)	$324
Additional paid-in capital	293,770
Undistributed (accumulated) net investment income (loss)	2,382
Undistributed (accumulated) net realized gain (loss) from investment securities, futures and foreign currency transactions	(35,756)
Net unrealized appreciation (depreciation) on: Investment securities	3,155
Futures contracts	495
Translation of assets and liabilities denominated in foreign currencies	250

Net assets	$264,620

Net assets by class:
Initial Class	$43,427
Service Class	221,193
Shares outstanding:
Initial Class	5,300
Service Class	27,111
Net asset value and offering price per share:
Initial Class	$8.19
Service Class	8.16

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $73)	$1,267
Interest income	2,648
Securities lending income (net)	62

3,977

Expenses:
Management and advisory	1,332
Distribution and service:
Service Class	325
Printing and shareholder reports	110
Custody	245
Administration	36
Legal	15
Audit and tax	14
Trustees	5
Transfer agent	1
Other	4

Total expenses	2,087

Recaptured expenses	8

Net expenses	2,095

Net investment income	1,882

Net realized gain (loss) on transactions from:
Investment securities	(210)
Futures contracts	(927)
Foreign currency transactions	(87)

(1,224)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	718
Futures contracts	360
Translation of assets and liabilities denominated in foreign currencies	149

Change in unrealized appreciation (depreciation)	1,227

Net realized and unrealized gain	3

Net increase in net assets resulting from operations	$1,885

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$1,882	$1,407
Net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	(1,224)	20,757
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	1,227	(12,857)

Net increase in net assets resulting from operations	1,885	9,307

Distributions to shareholders:
From net investment income:
Initial Class	(364)	(2,843)
Service Class	(1,210)	(790)

Total distributions to shareholders	(1,574)	(3,633)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,948	11,459
Service Class	189,488	31,144

	196,436	42,603

Dividends and distributions reinvested:
Initial Class	364	2,843
Service Class	1,210	790

	1,574	3,633

Cost of shares redeemed:
Initial Class	(16,471)	(92,358)
Service Class	(9,556)	(4,518)

	(26,027)	(96,876)

Net increase (decrease) in net assets from capital shares transactions	171,983	(50,640)

Net increase (decrease) in net assets	172,294	(44,966)

Net assets:
Beginning of year	92,326	137,292

End of year	$264,620	$92,326

Undistributed net investment income	$2,382	$1,439

Share activity:
Shares issued:
Initial Class	847	1,415
Service Class	23,147	3,889

	23,994	5,304

Shares issued-reinvested from distributions:
Initial Class	46	374
Service Class	151	104

	197	478

Shares redeemed:
Initial Class	(2,006)	(11,295)
Service Class	(1,170)	(562)

	(3,176)	(11,857)

Net increase (decrease) in shares outstanding:
Initial Class	(1,113)	(9,506)
Service Class	22,128	3,431

	21,015	(6,075)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.11	$7.86	$6.21	$12.48	$12.03
Investment operations
Net investment income(A)	0.11	0.11	0.19	0.18	0.16
Net realized and unrealized gain (loss)	0.04	0.59	1.73	(4.05)	1.91

Total operations	0.15	0.70	1.92	(3.87)	2.07

Distributions
From net investment income	(0.07)	(0.45)	(0.27)	(0.18)	(0.26)
From net realized gains	—	—	—	(2.22)	(1.36)

Total distributions	(0.07)	(0.45)	(0.27)	(2.40)	(1.62)

Net asset value
End of year	$8.19	$8.11	$7.86	$6.21	$12.48

Total return(B)	1.81%	9.29%	31.30%	(36.87%)	18.63%
Net assets end of year (000’s)	$43,427	$52,004	$125,132	$156,137	$270,218
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.00%	1.04%	0.82%	0.81%	0.79%
Before reimbursement/fee waiver	0.99%	1.05%	0.82%	0.81%	0.79%
Net investment income, to average net assets	1.27%	1.41%	2.82%	1.88%	1.30%
Portfolio turnover rate	24%	149%	168%	97%	79%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.09	$7.84	$6.18	$12.42	$11.98
Investment operations
Net investment income(A)	0.08	0.07	0.17	0.14	0.13
Net realized and unrealized gain (loss)	0.05	0.62	1.73	(4.01)	1.91

Total operations	0.13	0.69	1.90	(3.87)	2.04

Distributions
From net investment income	(0.06)	(0.44)	(0.24)	(0.15)	(0.24)
From net realized gains	—	—	—	(2.22)	(1.36)

Total distributions	(0.06)	(0.44)	(0.24)	(2.37)	(1.60)

Net asset value
End of year	$8.16	$8.09	$7.84	$6.18	$12.42

Total return(B)	1.66%	9.15%	31.16%	(37.00%)	18.29%
Net assets end of year (000’s)	$221,193	$40,322	$12,160	$7,777	$18,157
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.25%	1.29%	1.07%	1.06%	1.04%
Before reimbursement/fee waiver	1.24%	1.30%	1.07%	1.06%	1.04%
Net investment income, to average net assets	0.98%	0.90%	2.48%	1.46%	1.02%
Portfolio turnover rate	24%	149%	168%	97%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all fund expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBerstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AllianceBernstein Dynamic Allocation VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America “GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2011 are listed in the Schedule of Investments.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Real estate investment trust (“REITs”): There are certain additional risk involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to REITs is recorded at management’s estimate of the income in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method. Each class bears its own specific expenses as well as a portion of general, common expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

Note 2. (continued)

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.15% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $8. There were no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$90,334
U.S. Government	66,776

Proceeds from maturities and sales of securities:
Long-term	25,544
U.S. Government	9,825

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of future contracts and forward foreign currency contracts held throughout the year increased beginning at seven and three, respectively, and ending at 19 and 15, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Foreign exchange contracts	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$—	$—	$280	$280
Unrealized appreciation on futures contracts*	131	475	—	606
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	—	—	(46)	(46)
Unrealized depreciation on futures contracts*	(10)	(101)	—	(111)

Total	$121	$374	$234	$729

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity Contracts	Foreign exchange contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$523	$(1,450)	$—	$(927)
Net realized gain (loss) on foreign currency transactions	—	—	(70)	(70)
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation (depreciation) on futures contracts	127	233	—	360
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	133	133

Total	$650	$(1,217)	$63	$(504)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$2
Undistributed (accumulated) net investment income (loss)	635
Undistributed (accumulated) net realized gain (loss) from investment securities	(637)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$4,041	December 31, 2016
29,703	December 31, 2017
928	Short Term - Indefinitely
105	Long Term - Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$1,574
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	3,633
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$2,398

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(34,777)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	2,962

Other Temporary Differences	(57)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AllianceBernstein Dynamic Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AllianceBernstein Dynamic Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AllianceBernstein Dynamic Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica AllianceBernstein Dynamic Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 encompassed very different market environments. In the first four months, markets were bullish. Investors were cheered by the Federal Reserve’s second round of quantitative easing, encouraging U.S. GDP readings, 2010’s holiday spending, and some good news in the job market. The U.S. stock market thus rose in 2011’s first four months. From January 1 to April 30, 2011 the Standard & Poor’s 500® Index (“S&P 500”) gained 9.06%. International stocks kept pace, with the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), returning 9.74% over that stretch even though concerns about weak European growth and the effects of the Japanese tsunami were beginning to weigh on investors’ minds. (The index was up only 2.91% in local-currency terms.) Meanwhile, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gained only 5.29% (1.46% in local currency) as investors worried about inflation in developing markets and a perceived slowdown in China.

Beginning in May, the economic news noticeably darkened. First-quarter U.S. GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the end of the Fed’s quantitative easing program. As summer drew on, matters got only worse. August brought the Congressional showdown over raising the U.S. debt ceiling—and the resulting deal didn’t impress Standard & Poor’s, which took the historic step of lowering the U.S. government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised the specter of a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the global economic impact of Europe’s debt load and related government austerity programs.

Major equity markets around the world began a string of consecutive monthly declines in May, and fell precipitously in August and September. As U.S. stocks plunged from May through September, foreign stocks fell even harder. The MSCI-EAFE dropped 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s 18.64% decline. The MSCI-EM plummeted 27.96% over that period despite the continued positive economic growth and better fundamentals in most emerging markets, as investors fled all risky assets. Equities rebounded for a few weeks in October, and despite being fairly flat in the year’s final two months the S&P 500 recorded an 11.82% fourth-quarter gain. But international stocks continued to lag badly as European default fears held the MSCI-EAFE’s rebound to less than a third of the U.S. market’s return. Emerging markets lagged the U.S. rebound as well.

For the tumultuous year as a whole, the S&P 500 managed to eke out a 2.11% return, while the MSCI-EAFE was down 11.73%, and the MSCI-EMI fell 18.17%.

Bond returns were similarly differentiated during the year. While stocks rose early in the year, high-quality bonds were generally flat but credit-sensitive bonds performed strongly along with stocks. Then as stocks fell from May through September, high-yield bonds also fell, but the highest-quality bonds—namely government issues, especially Treasuries—appreciated dramatically as investors flocked to them for safety. That significantly boosted the returns of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”), which tilts heavily toward government bonds. The pattern reversed again in the fourth quarter, with high-yield bonds outperforming high-quality bonds. Over the entire year, the Barclays Capital U.S. Aggregate Bond delivered a strong 7.84% return, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Index, were up less at 4.96%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Asset Allocation - Conservative VP, Initial Class returned 2.65%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Wilshire 5000 Total Market Index (“Wilshire 5000”), returned 7.84% and 0.60%, respectively.

STRATEGY REVIEW

This fund is designed to provide a mix of approximately 35% equity and 65% fixed-income securities under normal conditions. However, under volatility-control guidelines keyed to the Deutsche Bank Equity Volatility–U.S. 6-Month Index, the fund’s overall equity weight can range from 15% (when market volatility is unusually high) to 50% (when volatility is extremely low). The equity side of the fund is meant to cover both domestic and international markets, across the entire range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The fund also includes emerging markets and global real estate. The goal is to provide investors one-stop participation in the broad financial markets. Our specific fund mix is based on years of asset-allocation modeling—research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will modestly over- and underweight asset classes relative to the long-term targets as necessary in response to shorter-term market conditions, and we endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

(unaudited)

STRATEGY REVIEW (continued)

As the stock market fell from early May through September, Treasury bonds soared as investors fled to them as a safe haven. While the fund does own government bonds, it is designed to own a diversified mixture of bond types. As part of that diversification, the fund owns short-term bonds, corporate bonds, high-yield bonds, bonds from developed international markets, and emerging-markets debt. These bond classes, while posting positive returns, could not match the Barclays Capital U.S. Aggregate Bond extraordinary Treasury-fueled gain. In fact, neither of the fund’s two core underlying investment-grade-bond funds—Transamerica PIMCO Total Return VP and Transamerica JPMorgan Core Bond—were able to keep up with the Barclays Capital U.S. Aggregate Bond gains. Most of the other bond funds weren’t even close.

Meanwhile, international equities dramatically underperformed U.S. equities in 2011 as outlined above. The MSCI-EAFE lost 11.73%, while the S&P 500 gained 2.11%, representing a performance differential of more than 14 percentage points. This degree of performance divergence is highly unusual, and because the fund is designed so that about 25% of its equity is in foreign stocks, the losses in international equities had an impact on the fund’s return. In addition, the fund holds a meaningful weighting in emerging markets. Although emerging markets have enjoyed strong returns over the past three years—the MSCI-EM boasts a 20.42% annualized three-year return through December 31, 2011—they lost more than international developed markets in 2011. The fund also provides significant coverage of smaller-cap stocks, which lost ground in 2011 while the S&P 500 rose.

Aside from these asset-class-related headwinds, the fund’s underlying funds as a group did not perform especially well for us in 2011. Only two of the 20 equity funds beat the Wilshire 5000 and just one of the 10 bond funds beat the Barclays Capital U.S. Aggregate Bond. (That was Transamerica PIMCO Real Return TIPS; it invests in Treasury Inflation-Protected Securities, which benefited from the Treasury rally.)

The volatility-control-related adjustments to the fund’s equity weightings over the course of the year resulted in lowered equity weightings throughout the worst of the market’s downturn in the August-September period. This helped stem losses during that stretch as global equities fell sharply. Because market volatility remained high, however, the volatility-control guidelines also required us to hold equity at these reduced levels even as the stock market rebounded in October. Indeed, we were obliged to hold equity in this range through the end of the year. (As it turned out, the S&P 500 was fairly flat in November and December.) While the volatility-control overlay was beneficial on the whole, there was a price to be paid in October’s rally. With the fund’s built-in non-government bond, international equity, and small-cap equity components, the result was a rather restrained overall 2011 performance. Nonetheless, we strongly believe our targeted asset mix is appropriate for the long term.

During the period there were several changes among the underlying funds. First, we made some modifications to the domestic large-cap part of the fund that we consider improvements. These included the addition of large-value fund Transamerica WMC Quality Value (“WMC” being Wellington Management Company) and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management (“TIM”). We had owned the large-cap growth Transamerica Diversified Equity fund run by that subsidiary; when the firm was dissolved we moved the money to the large-growth teams at Wellington and Morgan Stanley, forming new funds called Transamerica WMC Diversified Growth VP and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities fund. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the fund. Finally, we added the new Transamerica Logan Circle Emerging Markets Debt fund as a complement to our other existing emerging-markets debt fund position.

Macroeconomic and geopolitical factors produced abnormally large and broad market swings in 2011, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our long-term fund targets to address market risks. We look forward to the eventual return to a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem even as the U.S. economy appears to be slowly recovering.

Jon Hale, Ph.D., CFA

Michael Stout, CFA

Dan McNeela, CFA

Hal Ratner

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	2.65%	3.26%	5.32%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.75%
Wilshire 5000*	0.60%	0.33%	4.42%

Service Class	2.36%	3.00%	6.31%	05/01/2003

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Wilshire 5000 Total Market Index (“Wilshire 5000”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Asset Allocation - Conservative VP
Initial Class	$1,000.00	$985.40	$0.65	$1,024.55	$0.66	0.13%
Service Class	1,000.00	984.00	1.90	1,023.29	1.94	0.38

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Bonds	69.0%
Inflation-Protected Securities	10.8
U.S. Stocks	7 .5
Capital Markets	7 .0
Global/International Stocks	3 .2
Tactical and Specialty	2 .5
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

*	Amount rounds to less than 0.1%.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Bonds - 69.0%
Transamerica AEGON Flexible Income	907,905	$7,990
Transamerica AEGON High Yield Bond	1,668,035	14,879
Transamerica AEGON Short-Term Bond	22,331,076	223,534
Transamerica AEGON U.S. Government Securities VP	2,103,340	27,596
Transamerica JPMorgan Core Bond	37,421,002	397,785
Transamerica JPMorgan International Bond	3,675,975	37,458
Transamerica Morgan Stanley Emerging Markets Debt	3,609,912	38,157
Transamerica PIMCO Total Return VP	35,089,187	410,894
Capital Markets - 7.0%
Transamerica ICAP Select Equity	3,773,353	39,130
Transamerica Logan Circle Emerging Markets Debt	837,570	8,166
Transamerica Morgan Stanley Capital Growth	2,391,957	23,465
Transamerica WMC Quality Value	4,564,423	47,607
Global/International Stocks - 3.2%
Transamerica Hansberger International Value	248,401	1,548
Transamerica MFS International Equity	1,797,993	11,740
Transamerica Neuberger Berman International	1,062,073	8,497
Transamerica Oppenheimer Developing Markets	683,860	7,064
Transamerica Schroders International Small Cap	1,058,128	7,481
Transamerica Thornburg International Value	1,460,365	11,683
Transamerica WMC Emerging Markets	552,255	5,484
Inflation-Protected Securities - 10.8%
Transamerica PIMCO Real Return TIPS	15,692,721	171,365
Transamerica PIMCO Real Return TIPS VP ‡	993,828	10,713

	Shares	Value (000’s)
Tactical and Specialty - 2.5%
Transamerica BlackRock Global Allocation	914,157	$9,370
Transamerica Clarion Global Real Estate Securities VP	209,943	2,070
Transamerica Loomis Sayles Bond	3,297,949	31,397
U.S. Stocks - 7.5%
Transamerica BlackRock Large Cap Value VP	2,582,364	35,508
Transamerica Jennison Growth VP	3,959,236	31,040
Transamerica JPMorgan Mid Cap Value VP	439,202	5,951
Transamerica Morgan Stanley Mid-Cap Growth	254,875	2,605
Transamerica Morgan Stanley Mid-Cap Growth VP	33,183	900
Transamerica Morgan Stanley Small Company Growth ‡	580,945	6,541
Transamerica Oppenheimer Small- & Mid-Cap Value	465,687	4,154
Transamerica Third Avenue Value	354,370	6,939
Transamerica WMC Diversified Growth VP	1,516,628	32,653

Total Investment Companies (cost $1,653,497)		1,681,364
Other Assets and Liabilities - Net		(444)

Net Assets		$1,680,920

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The portfolio invests its assets in the Class I2 shares of the affiliated Transamerica Funds.
The portfolio invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.
Aggregate cost for federal income tax purposes is $1,659,674. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $38,234 and $16,544, respectively. Net unrealized appreciation for tax purposes is $21,690.

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$1,681,364	$—	$—	$1,681,364

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $1,653,497)	$1,681,364
Receivables:
Affiliated investment securities sold	3,168
Shares sold	186
Dividends	1,059
Prepaid expenses	2

	1,685,779

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	1,038
Shares redeemed	3,353
Management and advisory fees	142
Distribution and service fees	241
Trustees fees	—	(A)
Transfer agent fees	1
Administration fees	18
Audit and tax fees	8
Printing and shareholder reports fees	15
Other	43

	4,859

Net assets	$1,680,920

Net assets consist of:
Capital stock ($.01 par value)	$1,647
Additional paid-in capital	1,666,121
Undistributed (accumulated) net investment income (loss)	53,207
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(67,922)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	27,867

Net assets	$1,680,920

Net assets by class:
Initial Class	$532,350
Service Class	1,148,570
Shares outstanding:
Initial Class	51,845
Service Class	112,837
Net asset value and offering price per share:
Initial Class	$10.27
Service Class	10.18

(A)	Rounds to less than $1.

Investment income:
Dividend income from affiliated investment companies	$58,071
Interest income	—	(A)

	58,071

Expenses:
Management and advisory	1,616
Distribution and service:
Service Class	2,686
Printing and shareholder reports	100
Custody	52
Administration	202
Legal	89
Audit and tax	14
Trustees	48
Transfer agent	12
Other	45

Total expenses	4,864

Net investment income	53,207

Net realized gain (loss) from:
Investments in affiliated investment companies	25,303
Distributions from investments in affiliated investment companies	16,826

	42,129

Net decrease in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	(57,647)

Net realized and unrealized loss on investments in affiliated investment companies	(15,518)

Net increase in net assets resulting from operations	$37,689

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$53,207	$43,104
Net realized gain (loss) from investments in affiliated investment companies	42,129	(23,936)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(57,647)	109,905

Net increase in net assets resulting from operations	37,689	129,073

Distributions to shareholders:
From net investment income:
Initial Class	(15,194)	(17,947)
Service Class	(27,910)	(29,527)

	(43,104)	(47,474)

From net realized gains:
Initial Class	—	(1,541)
Service Class	—	(2,670)

	—	(4,211)

Total distributions to shareholders	(43,104)	(51,685)

Capital share transactions:
Proceeds from shares sold:
Initial Class	129,135	121,731
Service Class	249,011	264,076

	378,146	385,807

Dividends and distributions reinvested:
Initial Class	15,194	19,488
Service Class	27,910	32,197

	43,104	51,685

Cost of shares redeemed:
Initial Class	(161,781)	(174,109)
Service Class	(149,629)	(142,143)

	(311,410)	(316,252)

Net increase in net assets resulting from capital shares transactions	109,840	121,240

Net increase in net assets	104,425	198,628

Net assets:
Beginning of year	1,576,495	1,377,867

End of year	$1,680,920	$1,576,495

Undistributed net investment income	$53,207	$43,104

Share activity:
Shares issued:
Initial Class	12,305	12,304
Service Class	24,122	26,738

	36,427	39,042

Shares issued-reinvested from distributions:
Initial Class	1,506	2,032
Service Class	2,788	3,382

	4,294	5,414

Shares redeemed:
Initial Class	(15,515)	(17,416)
Service Class	(14,488)	(14,308)

	(30,003)	(31,724)

Net increase (decrease) in shares outstanding:
Initial Class	(1,704)	(3,080)
Service Class	12,422	15,812

	10,718	12,732

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.29	$9.80	$8.29	$11.49	$11.54
Investment operations
Net investment income(A),(B)	0.36	0.30	0.37	0.46	0.42
Net realized and unrealized gain (loss)	(0.09)	0.55	1.69	(2.75)	0.29

Total operations	0.27	0.85	2.06	(2.29)	0.71

Distributions
From net investment income	(0.29)	(0.33)	(0.40)	(0.31)	(0.34)
From net realized gains	—	(0.03)	(0.15)	(0.60)	(0.42)

Total distributions	(0.29)	(0.36)	(0.55)	(0.91)	(0.76)

Net asset value
End of year	$10.27	$10.29	$9.80	$8.29	$11.49

Total return(C)	2 .65%	8 .93%	25 .22%	(21.18)%	6 .38%

Net assets end of year (000’s)	$532,350	$551,227	$554,813	$497,129	$554,977
Ratio and supplemental data
Expenses to average net assets(D)	0 .13%	0 .13%	0 .13%	0 .14%	0 .13%
Net investment income, to average net assets(B)	3 .43%	3 .01%	4 .07%	4 .47%	3 .60%
Portfolio turnover rate(E)	29%	41%	25%	25%	43%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.21	$9.73	$8.24	$11.44	$11.50
Investment operations
Net investment income(A),(B)	0.33	0.28	0.37	0.48	0.40
Net realized and unrealized gain (loss)	(0.09)	0.54	1.65	(2.79)	0.28

Total operations	0.24	0.82	2.02	(2.31)	0.68

Distributions
From net investment income	(0.27)	(0.31)	(0.38)	(0.29)	(0.32)
From net realized gains	—	(0.03)	(0.15)	(0.60)	(0.42)

Total distributions	(0.27)	(0.34)	(0.53)	(0.89)	(0.74)

Net asset value
End of year	$10.18	$10.21	$9.73	$8.24	$11.44

Total return(C)	2 .36%	8 .71%	24 .90%	(21.40)%	6 .15%

Net assets end of year (000’s)	$1,148,570	$1,025,268	$823,054	$465,802	$392,969
Ratio and supplemental data
Expenses to average net assets(D)	0 .38%	0 .38%	0 .38%	0 .39%	0 .38%
Net investment income, to average net assets(B)	3 .22%	2 .86%	4 .10%	4 .69%	3 .48%
Portfolio turnover rate(E)	29%	41%	25%	25%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated funds.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Conservative VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$612,962
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	476,124
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 2,043	December 31, 2018
Long-Term
59,703	Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$43,104
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	51,685
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$53,207

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(61,746)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	21,690

Other Temporary Differences

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

On or about April 17, 2012, TAM will assume the responsibility for the day-to-day management of Transamerica Asset Allocation—Conservative VP from the portfolio’s portfolio construction manager.

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.0175% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Conservative VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Conservative VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 encompassed very different market environments. In the first four months, markets were bullish. Investors were cheered by the Federal Reserve Board’s (“Fed”) second round of quantitative easing (“QE2”), encouraging U.S. gross domestic product (“GDP”) readings, 2010’s holiday spending, and some good news in the job market. The U.S. stock market thus rose in 2011’s first four months. From January 1 to April 30, 2011 the Standard and Poor’s 500® Index (“S&P 500”) gained 9.06%. International stocks kept pace, with the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), returning 9.74% over that stretch even though concerns about weak European growth and the effects of the Japanese tsunami were beginning to weigh on investors’ minds. (The index was up only 2.91% in local-currency terms.) Meanwhile, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gained only 5.29% (1.46% in local currency) as investors worried about inflation in developing markets and a perceived slowdown in China.

Beginning in May, the economic news noticeably darkened. First-quarter U.S. GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the end of the Fed’s quantitative easing program (“QE2”). As summer drew on, matters got only worse. August brought the Congressional showdown over raising the U.S. debt ceiling—and the resulting deal didn’t impress Standard and, which took Poor’s the historic step of lowering the U.S. government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised the specter of a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the global economic impact of Europe’s debt load and related government austerity programs.

Major equity markets around the world began a string of consecutive monthly declines in May, and fell precipitously in August and September. As U.S. stocks plunged from May through September, foreign stocks fell even harder. The MSCI-EAFE dropped 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500 18.64% decline. The MSCI-EMI plummeted 27.96% over that period despite the continued positive economic growth and better fundamentals in most emerging markets, as investors fled all risky assets. Equities rebounded for a few weeks in October, and despite being fairly flat in the year’s final two months the S&P 500 recorded an 11.82% fourth-quarter gain. But international stocks continued to lag badly as European default fears held the MSCI-EAFE’s rebound to less than a third of the U.S. market’s return. Emerging markets lagged the U.S. rebound as well.

For the tumultuous year as a whole, the S&P 500 managed to eke out a 2.11% return, while the MSCI-EAFE was down 11.73%, and the MSCI-EMI fell 18.17%.

Bond returns were similarly differentiated during the year. While stocks rose early in the year, high-quality bonds were generally flat but credit-sensitive bonds performed strongly along with stocks. Then as stocks fell from May through September, high-yield bonds also fell, but the highest-quality bonds—namely government issues, especially Treasuries—appreciated dramatically as investors flocked to them for safety. That significantly boosted the returns of the Barclays Capital U.S. Aggregate Bond Index (“BCAB”), which tilts heavily toward government bonds. The pattern reversed again in the fourth quarter, with high-yield bonds outperforming high-quality bonds. Over the entire year, the BCAB delivered a strong 7.84% return, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Bond Yield Index, were up less at 4.96%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Asset Allocation-Growth VP, Initial Class returned (5.42)%. By comparison, its benchmark, the Wilshire 5000 Total Market Index, returned 0.60%.

STRATEGY REVIEW

This fund is designed to provide broadly diversified coverage of the domestic and international equity markets, across a range of market capitalizations and investment styles. In addition to U.S. and foreign large caps, mid-caps, and small caps, the fund also includes emerging markets, global real estate, commodities, and long/short strategies. The goal is to provide investors one-stop participation in the broad equity markets. Our specific fund mix is based on years of asset-allocation modeling—research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will modestly over- and underweight asset classes and styles relative to the long-term targets as necessary in response to shorter-term market conditions. And we endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

(unaudited)

STRATEGY REVIEW (continued)

During 2011, international equities dramatically underperformed U.S. equities as outlined above. The MSCI-EAFE lost 11.73%, while the S&P 500 gained 2.11%, representing a performance differential of more than 14 percentage points. This degree of performance divergence is highly unusual, and because the fund is designed so that nearly a third of its equity is in foreign stocks, the losses in international equities had a large impact on the fund’s return. In addition, the fund targets a meaningful weighting in emerging markets (30% of the fund’s overall foreign-stock target). Although emerging markets have enjoyed strong returns over the past three years—the MSCI-EMI boasts a 20.42% annualized three-year return through December 31, 2011—they lost considerably more than international developed markets in 2011. The fund also provides significant coverage of smaller-cap stocks; our normal target for mid- and small-cap stocks is 30% of the equity weighting on both the U.S. and international sides of the fund. In 2011, smaller-cap stocks lost ground while the S&P 500 rose.

Meanwhile, the underlying funds as a group did not perform especially well for us in 2011. Only one of the eleven domestic-equity strategies beat the S&P 500, and only three of the nine international managers bested the MSCI-EAFE index. Relative to the Wilshire 5000 Total Market Index, only two of the 20 domestic and international managers surpassed that index. Meanwhile, all three of the long/short strategies fared poorly, each posting negative returns for the year.

Those results, together with the fund’s built-in international, emerging-market, and smaller-cap components, led to a rather poor overall 2011 return. Nonetheless, we strongly believe our targeted asset mix is appropriate for the long term, and we have confidence in our underlying managers’ ability to perform well over longer time periods.

During the period there were several changes among the underlying funds. First, we made some modifications in the domestic large-cap part of the fund that we consider improvements. These included the addition of large-value fund Transamerica WMC Quality Value (“WMC” being Wellington Management Company) and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management ( TIM ). We had owned the large-cap growth Transamerica Diversified Equity fund run by that subsidiary; when the firm was dissolved we moved the money to the large-growth teams at Wellington and Morgan Stanley, forming Transamerica WMC Diversified Equity and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities fund. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the fund.

Macroeconomic and geopolitical factors produced abnormally large and broad market swings in 2011, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our long-term fund targets to address market risks. We look forward to the eventual return to a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem even as the U.S. economy appears to be slowly recovering.

Jon Hale, Ph.D., CFA

Michael Stout, CFA

Dan McNeela, CFA

Hal Ratner

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(5.42)%	(1.69)%	3.89%	05/01/2002
Wilshire 5000*	0.60%	0.33%	4.42%

Service Class	(5.69)%	(1.93)%	6.17%	05/01/2003

NOTES

*	The Wilshire 5000 Total Market Index (“Wilshire 5000”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Fund performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

UNDERSTANDING YOUR FUND’ S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Asset Allocation - Growth VP
Initial Class	$1,000.00	$893.50	$0.67	$1,024.50	$0.71	0.14%
Service Class	1,000.00	891.50	1.86	1,023.24	1.99	0.39

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Stocks	44.8%
Capital Markets	27 .9
Global/International Stocks	17 .5
Tactical and Specialty	9 .7
Capital Preservation	0 .1
Other Assets and Liabilities - Net	(0.0)*

Total	100.0%

*	Amount rounds to less than (0.1)%.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Capital Markets - 27.9%
Transamerica ICAP Select Equity	8,673,222	$89,941
Transamerica Morgan Stanley Capital Growth	4,248,082	41,674
Transamerica WMC Quality Value	11,892,065	124,034
Capital Preservation - 0.1%
Transamerica AEGON Money Market VP	586,403	586
Global/International Stocks - 17.5%
Transamerica Hansberger International Value	1,222,307	7,615
Transamerica MFS International Equity	2,704,991	17,664
Transamerica Neuberger Berman International	3,042,016	24,336
Transamerica Oppenheimer Developing Markets	4,733,414	48,896
Transamerica Schroders International Small Cap	2,605,502	18,421
Transamerica Thornburg International Value	4,051,891	32,415
Transamerica WMC Emerging Markets	1,151,847	11,438
Tactical and Specialty - 9.7%
Transamerica AQR Managed Futures Strategy	1,852,662	17,674
Transamerica BlackRock Global Allocation	1,416,330	14,517
Transamerica Clarion Global Real Estate Securities VP	2,885,333	28,450
Transamerica First Quadrant Global Macro ‡	1,766,076	10,067
Transamerica Goldman Sachs Commodity Strategy	1,265,312	12,311
Transamerica JPMorgan Long/Short Strategy ‡	757,469	5,734

	Shares	Value (000’s)
U.S. Stocks - 44.8%
Transamerica BlackRock Large Cap Value VP	6,289,480	$86,480
Transamerica Jennison Growth VP	12,209,226	95,720
Transamerica JPMorgan Mid Cap Value VP	2,303,063	31,207
Transamerica Morgan Stanley Mid-Cap Growth	2,103,099	21,494
Transamerica Morgan Stanley Mid-Cap Growth VP	632,544	17,161
Transamerica Morgan Stanley Small Company Growth ‡	1,448,190	16,307
Transamerica Oppenheimer Small & Mid-Cap Value	2,723,109	24,290
Transamerica Third Avenue Value	800,010	15,664
Transamerica WMC Diversified Growth VP	4,798,812	103,319

Total Investment Companies (cost $944,482)		917,415
Other Assets and Liabilities - Net		(188)

Net Assets		$917,227

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.

Aggregate cost for federal income tax purposes is $967,980. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,694 and $52,259, respectively. Net unrealized depreciation for tax purposes is $50,565.

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$917,415	$—	$—	$917,415

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $944,482)	$917,415
Receivables:
Shares sold	2,660
Dividends	—	(A)
Prepaid expenses	1

	920,076

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	2,336
Shares redeemed	324
Management and advisory fees	78
Distribution and service fees	43
Trustees fees	—	(A)
Transfer agent fees	1
Administration fees	10
Audit and tax fees	8
Printing and shareholder reports fees	24
Other	25

	2,849

Net assets	$917,227

Net assets consist of:
Capital stock ($.01 par value)	$1,132
Additional paid-in capital	1,222,749
Undistributed (accumulated) net investment income (loss)	12,015
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(291,602)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(27,067)

Net assets	$917,227

Net assets by class:
Initial Class	$713,019
Service Class	204,208
Shares outstanding:
Initial Class	87,835
Service Class	25,342
Net asset value and offering price per share:
Initial Class	$8.12
Service Class	8.06

(A)	Rounds to less than $1.

Investment income:
Dividend income from affiliated investment companies	$14,046
Interest income	—	(A)

	14,046

Expenses:
Management and advisory	1,038
Distribution and service:
Service Class	596
Printing and shareholder reports	95
Custody	36
Administration	130
Legal	54
Audit and tax	14
Trustees	31
Transfer agent	8
Other	29

Total expenses	2,031

Net investment income	12,015

Net realized gain (loss) from:
Investments in affiliated investment companies	(71,578)
Distributions from investments in affiliated investment companies	24,774

	(46,804)

Net decrease in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	(22,925)

Net realized and unrealized loss on investments in affiliated investment companies	(69,729)

Net decrease in net assets resulting from operations	$(57,714)

(A) Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$12,015	$11,739
Net realized gain (loss) from investments and distributions from investments in affiliated investment companies	(46,804)	(71,168)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(22,925)	197,204

Net increase (decrease) in net assets resulting from operations	(57,714)	137,775

Distributions to shareholders:
From net investment income:
Initial Class	(9,483)	(8,360)
Service Class	(2,256)	(1,808)

Total distributions to shareholders	(11,739)	(10,168)

Capital share transactions:
Proceeds from shares sold:
Initial Class	57,598	59,138
Service Class	64,166	56,249

	121,764	115,387

Dividends and distributions reinvested:
Initial Class	9,483	8,360
Service Class	2,256	1,808

	11,739	10,168

Cost of shares redeemed:
Initial Class	(147,728)	(132,756)
Service Class	(83,123)	(60,498)

	(230,851)	(193,254)

Net decrease in net assets resulting from capital shares transactions	(97,348)	(67,699)

Net increase (decrease) in net assets	(166,801)	59,908

Net assets:
Beginning of year	1,084,028	1,024,120

End of year	$917,227	$1,084,028

Undistributed net investment income	$12,015	$11,739

Share activity:
Shares issued:
Initial Class	6,722	7,452
Service Class	7,338	7,095

	14,060	14,547

Shares issued-reinvested from distributions:
Initial Class	1,191	1,169
Service Class	285	255

	1,476	1,424

Shares redeemed:
Initial Class	(17,145)	(17,154)
Service Class	(9,953)	(7,965)

	(27,098)	(25,119)

Net increase (decrease) in shares outstanding:
Initial Class	(9,232)	(8,533)
Service Class	(2,330)	(615)

	(11,562)	(9,148)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.70	$7.66	$6.57	$13.77	$13.63
Investment operations
Net investment income(A),(B)	0.11	0.10	0.09	0.20	0.28
Net realized and unrealized gain (loss)	(0.58)	1.03	1.80	(5.02)	0.75

Total operations	(0.47)	1.13	1.89	(4.82)	1.03

Distributions
From net investment income	(0.11)	(0.09)	(0.20)	(0.30)	(0.33)
From net realized gains	—	—	(0.60)	(2.08)	(0.56)

Total distributions	(0.11)	(0.09)	(0.80)	(2.38)	(0.89)

Net asset value
End of year	$8.12	$8.70	$7.66	$6.57	$13.77

Total return(C)	(5 .42)%	14 .95%	29 .82%	(39.63)%	7 .76%

Net assets end of year (000’s)	$713,019	$844,916	$808,954	$658,400	$1,260,779
Ratio and supplemental data
Expenses to average net assets(D)	0 .14%	0 .14%	0 .14%	0 .14%	0 .13%
Net investment income, to average net assets(B)	1 .22%	1 .23%	1 .21%	1 .94%	2 .00%
Portfolio turnover rate(E)	27%	16%	18%	19%	26%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$8.64	$7.61	$6.52	$13.67	$13.54
Investment operations
Net investment income(A),(B)	0.08	0.08	0.06	0.17	0.26
Net realized and unrealized gain (loss)	(0.57)	1.02	1.79	(4.97)	0.73

Total operations	(0.49)	1.10	1.85	(4.80)	0.99

Distributions
From net investment income	(0.09)	(0.07)	(0.17)	(0.27)	(0.30)
From net realized gains	—	—	(0.59)	(2.08)	(0.56)

Total distributions	(0.09)	(0.07)	(0.76)	(2.35)	(0.86)

Net asset value
End of year	$8.06	$8.64	$7.61	$6.52	$13.67

Total return(C)	(5 .69)%	14 .65%	29 .54%	(39.75)%	7 .54%

Net assets end of year (000’s)	$204,208	$239,112	$215,166	$171,239	$411,079
Ratio and supplemental data
Expenses to average net assets(D)	0 .39%	0 .39%	0 .39%	0 .39%	0 .38%
Net investment income, to average net assets(B)	0 .94%	0 .99%	0 .98%	1 .51%	1 .86%
Portfolio turnover rate(E)	27%	16%	18%	19%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all fund expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the fund activity of the underlying affiliated funds.

Note: Prior to January 1, 2010, the statement of changes in net assets were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Growth VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series	Annual Report 2011

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments.

There were no transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$279,293
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	351,593
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$46,708	December 31, 2017
77,687	December 31, 2018
201	Short-Term Indefinitely
143,508	Long-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$11,739
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	10,168
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$12,015

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(268,104)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(50,565)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB” ) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS’s” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

On or about April 17, 2012, TAM will assume the responsibility for the day-to-day management of Transamerica Asset Allocation - Growth VP from the portfolio’s portfolio construction manager.

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.0175% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 encompassed very different market environments. In the first four months, markets were bullish. Investors were cheered by the Federal Reserve Board’s (“Fed”) second round of quantitative easing, encouraging U.S. gross domestic product (“GDP”) readings, 2010’s holiday spending, and some good news in the job market. The U.S. stock market thus rose in 2011’s first four months. From January 1 to April 30, 2011 Standard & Poor’s 500® Index (“S&P 500”) gained 9.06%. International stocks kept pace, with the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), returning 9.74% over that stretch even though concerns about weak European growth and the effects of the Japanese tsunami were beginning to weigh on investors’ minds. (The index was up only 2.91% in local-currency terms.) Meanwhile, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gained only 5.29% (1.46% in local currency) as investors worried about inflation in developing markets and a perceived slowdown in China.

Beginning in May, the economic news noticeably darkened. First-quarter U.S. GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the end of the Fed’s quantitative easing program (“QE2”). As summer drew on, matters got only worse. August brought the Congressional showdown over raising the U.S. debt ceiling-and the resulting deal didn’t impress Standard and Poor’s, which took the historic step of lowering the U.S. government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised the specter of a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the global economic impact of Europe’s debt load and related government austerity programs.

Major equity markets around the world began a string of consecutive monthly declines in May, and fell precipitously in August and September. As U.S. stocks plunged from May through September, foreign stocks fell even harder. The MSCI-EAFE dropped 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500 18.64% decline. The MSCI-EMI plummeted 27.96% over that period despite the continued positive economic growth and better fundamentals in most emerging markets, as investors fled all risky assets. Equities rebounded for a few weeks in October, and despite being fairly flat in the year’s final two months the S&P 500 recorded an 11.82% fourth-quarter gain. But international stocks continued to lag badly as European default fears held the MSCI-EAFE’s rebound to less than a third of the U.S. market’s return. Emerging markets lagged the U.S. rebound as well.

For the tumultuous year as a whole, the S&P 500 managed to eke out a 2.11% return, while the MSCI-EAFE was down 11.73%, and the MSCI-EMI fell 18.17%.

Bond returns were similarly differentiated during the year. While stocks rose early in the year, high-quality bonds were generally flat but credit-sensitive bonds performed strongly along with stocks. Then as stocks fell from May through September, high-yield bonds also fell, but the highest-quality bonds-namely government issues, especially Treasuries-appreciated dramatically as investors flocked to them for safety. That significantly boosted the returns of the Barclays Capital U.S. Aggregate Bond Index (“BCAB”), which tilts heavily toward government bonds. The pattern reversed again in the fourth quarter, with high-yield bonds outperforming high-quality bonds. Over the entire year, the BCAB delivered a strong 7.84% return, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, were up less at 4.96%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Asset Allocation-Moderate VP, Initial Class returned 0.59%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the Barclays Capital U.S. Aggregate Bond Index, returned 0.60% and 7.84%, respectively.

STRATEGY REVIEW

This fund is designed to provide a mix of approximately 50% equity and 50% fixed-income securities under normal conditions. However, under volatility-control guidelines keyed to the Deutsche Bank Equity Volatility–U.S. 6-Month Index, the fund’s overall equity weight can range from 30% (when market volatility is unusually high) to 66% (when volatility is extremely low). The equity side of the fund is meant to cover both domestic and international markets, across the entire range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The fund also includes emerging markets and global real estate. The goal is to provide investors one-stop participation in the broad financial markets. Our specific fund mix is based on years of asset-allocation modeling-research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will modestly over-and underweight asset classes relative to the long-term targets as necessary in response to shorter-term market conditions. And we endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

(unaudited)

STRATEGY REVIEW (continued)

During 2011, international equities dramatically underperformed U.S. equities as outlined above. The MSCI-EAFE lost 11.73%, while the S&P 500 gained 2.11%, representing a performance differential of more than 14 percentage points. This degree of performance divergence is highly unusual, and because the fund is designed so that nearly 30% of its equity is in foreign stocks, the losses in international equities had a large impact on the fund’s return. In addition, the fund holds a meaningful weighting in emerging markets. Although emerging markets have enjoyed strong returns over the past three years-the MSCI-EMI boasts a 20.42% annualized three-year return through December 31, 2011-they lost more than international developed markets in 2011. The fund also provides significant coverage of smaller-cap stocks, which significantly lagged the S& P 500 in 2011.

As the stock market fell from May through September, Treasury bonds soared. While the fund does own government bonds, it is designed to own a diversified mixture of bond types. As part of that diversification, the fund owns short-term bonds, high-yield bonds, bonds from developed international markets, and emerging-markets debt. These bond classes, while posting positive returns, could not match the BCAB’s extraordinary Treasury-fueled gain.

Meanwhile, the underlying funds as a group did not perform especially well for us in 2011. Only two of the 20 equity funds beat the Wilshire 5000 Total Market Index and just one of the ten bond funds beat the BCAB.

The volatility-control-related adjustments to the fund’s equity weightings over the course of the year resulted in low equity weightings throughout the worst of the market’s downturn in the August-September period. This certainly helped stem losses during that stretch as global equities fell sharply. Because market volatility remained high, however, the volatility-control guidelines also required us to hold equity at these reduced levels even as the stock market rebounded in October. Indeed, we were obliged to hold equity in this range through the end of the year. (As it turned out, the S&P 500 was fairly flat in November and December.) While the volatility-control overlay was beneficial on the whole, there was a price to be paid in October’s rally. With the fund’s built-in international, small-cap, and non-government bond components, the result was a rather tepid 2011 gain. Nonetheless, we strongly believe our targeted asset mix is appropriate for the long term.

During the period there were several changes among the underlying funds. First, we made some modifications to the domestic large-cap part of the fund that we consider improvements. These included the addition of large-value fund Transamerica WMC Quality Value (“WMC” being Wellington Management Company) and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management ( TIM ). We had owned the large-cap growth Transamerica Diversified Equity fund run by that subsidiary; when the firm was dissolved we moved the money to the large-growth teams at Wellington and Morgan Stanley, forming new funds called Transamerica WMC Diversified Growth VP and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities fund. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the fund position. Finally, we added the new Transamerica Logan Circle Emerging Markets Debt fund as a complement to our other existing emerging-markets debt fund position.

Macroeconomic and geopolitical factors produced abnormally large and broad market swings in 2011, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our long-term fund targets to address market risks. We look forward to the eventual return to a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem even as the U.S. economy appears to be slowly recovering.

Jon Hale, Ph.D., CFA

Michael Stout, CFA

Dan McNeela, CFA

Hal Ratner

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	0.59%	2.32%	5.24%	05/01/2002
Wilshire 5000*	0.60%	0.33%	4.42%
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.75%

Service Class	0.29%	2.08%	6.65%	05/01/2003

NOTES

*	The Wilshire 5000 Total Market Index (“Wilshire 5000”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Fund performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Asset Allocation - Moderate VP
Initial Class	$1,000.00	$960.80	$0.64	$1,024.55	$0.66	0.13%
Service Class	1,000.00	959.40	1.88	1,023.29	1.94	0.38

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Bonds	54.8%
U.S. Stocks	13.8
Capital Markets	9.9
Inflation-Protected Securities	9.2
Global/International Stocks	8.0
Tactical and Specialty	4.3
Other Assets and Liabilities - net	(0.0)*

Total	100.0%

*	Amount rounds to less than (0.1)%.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Bonds - 54.8%
Transamerica AEGON Flexible Income	2,722,609	$23,959
Transamerica AEGON High Yield Bond	3,982,468	35,524
Transamerica AEGON Short-Term Bond	30,894,763	309,257
Transamerica AEGON U.S. Government Securities VP	1,991,148	26,124
Transamerica JPMorgan Core Bond	62,478,782	664,149
Transamerica JPMorgan International Bond	9,910,883	100,992
Transamerica Morgan Stanley Emerging Markets Debt	7,836,526	82,832
Transamerica PIMCO Total Return VP	67,893,150	795,029
Capital Markets - 9.9%
Transamerica ICAP Select Equity	12,154,497	126,042
Transamerica Logan Circle Emerging Markets Debt	1,777,282	17,328
Transamerica Morgan Stanley Capital Growth	5,854,886	57,436
Transamerica WMC Quality Value	16,166,092	168,613
Global/International Stocks - 8.0%
Transamerica Hansberger International Value	3,265,780	20,346
Transamerica MFS International Equity	10,343,141	67,541
Transamerica Neuberger Berman International	5,354,333	42,835
Transamerica Oppenheimer Developing Markets	4,092,217	42,273
Transamerica Schroders International Small Cap	4,506,678	31,862
Transamerica Thornburg International Value	8,662,144	69,296
Transamerica WMC Emerging Markets	2,485,623	24,682
Inflation-Protected Securities - 9.2%
Transamerica PIMCO Real Return TIPS	31,390,710	342,787

	Shares	Value (000’s)
Tactical and Specialty - 4.3%
Transamerica BlackRock Global Allocation	4,250,585	$43,569
Transamerica Clarion Global Real Estate Securities VP	2,574,282	25,382
Transamerica Loomis Sayles Bond	9,387,033	89,364
U.S. Stocks - 13.8%
Transamerica BlackRock Large Cap Value VP	9,189,903	126,361
Transamerica Jennison Growth VP	15,582,256	122,165
Transamerica JPMorgan Mid Cap Value VP	1,652,627	22,393
Transamerica Morgan Stanley Mid-Cap Growth	2,116,598	21,632
Transamerica Morgan Stanley Mid-Cap Growth VP	391,293	10,616
Transamerica Morgan Stanley Small Company Growth ‡	2,668,587	30,048
Transamerica Oppenheimer Small- & Mid-Cap Value	3,300,370	29,439
Transamerica Third Avenue Value	1,311,070	25,671
Transamerica WMC Diversified Growth VP	5,802,246	124,922

Total Investment Companies (cost $3,678,310)		3,720,469

Other Assets and Liabilities - Net		(1,027)

Net Assets		$3,719,442

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.
Aggregate cost for federal income tax purposes is $3,699,156. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $93,620 and $72,307, respectively. Net unrealized appreciation for tax purposes is $21,313.

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$3,720,469	$—	$—	$3,720,469

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $3,678,310)	$3,720,469
Receivables:
Shares sold	1,913
Dividends	1,431
Prepaid expenses	5

3,723,818

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	2,370
Shares redeemed	944
Management and advisory fees	311
Distribution and service fees	577
Transfer agent fees	3
Administration fees	39
Trustees fees	1
Audit and tax fees	8
Printing and shareholder reports fees	32
Other	91

4,376

Net assets	$3,719,442

Net assets consist of:
Capital stock ($.01 par value)	$3,649
Additional paid-in capital	3,825,501
Undistributed (accumulated) net investment income (loss)	105,536
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(257,403)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	42,159

Net assets	$3,719,442

Net assets by class:
Initial Class	$946,623
Service Class	2,772,819
Shares outstanding:
Initial Class	92,240
Service Class	272,611
Net asset value and offering price per share:
Initial Class	$10.26
Service Class	10.17

Investment income:
Dividend income from affiliated investment companies	$116,346
Interest income	—	(A)

	116,346

Expenses:
Management and advisory	3,485
Distribution and service:
Service Class	6,145
Printing and shareholder reports	210
Custody	99
Administration	436
Legal	194
Audit and tax	17
Trustees	104
Transfer agent	26
Other	94

Total expenses	10,810

Net investment income	105,536

Net realized gain (loss) from:
Investments in affiliated investment companies	(28,296)
Distributions from investments in affiliated investment companies	58,459

	30,163

Net decrease in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	(129,897)

Net realized and unrealized loss on investments in affiliated investment companies	(99,734)

Net increase in net assets resulting from operations	$5,802

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$105,536	$77,903
Net realized gain (loss) from investments and distributions from investments in affiliated investment companies	30,163	(92,451)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(129,897)	312,987

Net increase in net assets resulting from operations	5,802	298,439

Distributions to shareholders:
From net investment income:
Initial Class	(23,238)	(31,586)
Service Class	(54,665)	(56,392)

Total distributions to shareholders	(77,903)	(87,978)

Capital share transactions:
Proceeds from shares sold:
Initial Class	77,426	117,995
Service Class	756,934	321,051

	834,360	439,046

Dividends and distributions reinvested:
Initial Class	23,238	31,586
Service Class	54,665	56,392

	77,903	87,978

Cost of shares redeemed:
Initial Class	(221,100)	(240,197)
Service Class	(160,782)	(180,182)

	(381,882)	(420,379)

Net increase in net assets resulting from capital shares transactions	530,381	106,645

Net increase in net assets	458,280	317,106

Net assets:
Beginning of year	3,261,162	2,944,056

End of year	$3,719,442	$3,261,162

Undistributed net investment income	$105,536	$77,903

Share activity:
Shares issued:
Initial Class	7,270	11,813
Service Class	72,508	32,429

	79,778	44,242

Shares issued-reinvested from distributions:
Initial Class	2,301	3,332
Service Class	5,455	5,993

	7,756	9,325

Shares redeemed:
Initial Class	(20,941)	(24,307)
Service Class	(15,440)	(18,357)

	(36,381)	(42,664)

Net increase (decrease) in shares outstanding:
Initial Class	(11,370)	(9,162)
Service Class	62,523	20,065

	51,153	10,903

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.45	$9.77	$8.36	$12.90	$12.66
Investment operations
Net investment income(A),(B)	0.32	0.27	0.32	0.50	0.40
Net realized and unrealized gain (loss)	(0.26)	0.71	1.83	(3.59)	0.57

Total operations	0.06	0.98	2.15	(3.09)	0.97

Distributions
From net investment income	(0.25)	(0.30)	(0.39)	(0.37)	(0.39)
From net realized gains	—	—	(0.35)	(1.08)	(0.34)

Total distributions	(0.25)	(0.30)	(0.74)	(1.45)	(0.73)

Net asset value
End of year	$10.26	$10.45	$9.77	$8.36	$12.90

Total return(C)	0 .59%	10 .37%	26 .40%	(25 .96)%	7 .95%

Net assets end of year (000’s)	$946,623	$1,083,121	$1,101,652	$957,157	$1,550,984
Ratio and supplemental data
Expenses to average net assets(D)	0 .13%	0 .13%	0 .13%	0 .13%	0 .13%
Net investment income, to average net assets(B)	3 .04%	2 .68%	3 .63%	4 .50%	3 .10%
Portfolio turnover rate(E)	23%	32%	18%	23%	20%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.37	$9.70	$8.30	$12.83	$12.60
Investment operations
Net investment income(A),(B)	0.32	0.25	0.32	0.37	0.39
Net realized and unrealized gain (loss)	(0.29)	0.70	1.80	(3.47)	0.55

Total operations	0.03	0.95	2.12	(3.10)	0.94

Distributions
From net investment income	(0.23)	(0.28)	(0.37)	(0.35)	(0.37)
From net realized gains	—	—	(0.35)	(1.08)	(0.34)

Total distributions	(0.23)	(0.28)	(0.72)	(1.43)	(0.71)

Net asset value
End of year	$10.17	$10.37	$9.70	$8.30	$12.83

Total return(C)	0 .29%	10 .14%	26 .20%	(26 .19)%	7 .73%

Net assets end of year (000’s)	$2,772,819	$2,178,041	$1,842,404	$1,190,212	$1,452,693
Ratio and supplemental data
Expenses to average net assets(D)	0 .38%	0 .38%	0 .38%	0 .38%	0 .38%
Net investment income, to average net assets(B)	3 .02%	2 .50%	3 .54%	3 .36%	3 .03%
Portfolio turnover rate(E)	23%	32%	18%	23%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all fund expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the fund activity of the underlying affiliated funds.

Note: Prior to January 1, 2010, the statement of changes in net assets were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation-Moderate Growth VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Service Class and Initial Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period

There were no transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan” ), available to the Trustees,compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$1,408,076
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	791,373
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC” ) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$33,330	December 31, 2017
28,732	December 31, 2018
766	Short-Term Indefinitely
173,729	Long-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$77,903
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	87,978
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$105,536

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(236,557)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	21,313

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

On or about April 17, 2012, TAM will assume the responsibility for the day-to-day management of Transamerica Asset Allocation -Moderate VP from the portfolio’s portfolio construction manager.

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.0175% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation -Moderate VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Moderate VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 encompassed very different market environments. In the first four months, markets were bullish. Investors were cheered by the Federal Reserve’s second round of quantitative easing, encouraging U.S. GDP readings, 2010’s holiday spending, and some good news in the job market. The U.S. stock market thus rose in 2011’s first four months. From January 1 to April 30, 2011 the Standard and ®Poor’s 500Index (“S&P 500”) gained 9.06%. International stocks kept pace, with the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), returning 9.74% over that stretch even though concerns about weak European growth and the effects of the Japanese tsunami were beginning to weigh on investors’ minds. (The index was up only 2.91% in local-currency terms.) Meanwhile, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gained only 5.29% (1.46% in local currency) as investors worried about inflation in developing markets and a perceived slowdown in China.

Beginning in May, the economic news noticeably darkened. First-quarter U.S. GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the end of the Fed’s quantitative easing program. As summer drew on, matters got only worse. August brought the Congressional showdown over raising the U.S. debt ceiling—and the resulting deal didn’t impress Standard & Poor’s, which took the historic step of lowering the U.S. government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised the specter of a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the global economic impact of Europe’s debt load and related government austerity programs.

Major equity markets around the world began a string of consecutive monthly declines in May, and fell precipitously in August and September. As U.S. stocks plunged from May through September, foreign stocks fell even harder. The MSCI-EAFE dropped 23.90% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s Index 18.64% decline. The MSCI-EMI plummeted 27.96% over that period despite the continued positive economic growth and better fundamentals in most emerging markets, as investors fled all risky assets. Equities rebounded for a few weeks in October, and despite being fairly flat in the year’s final two months the S&P 500 recorded an 11.82% fourth-quarter gain. But international stocks continued to lag badly as European default fears held the MSCI-EAFE’s rebound to less than a third of the U.S. market’s return. Emerging markets lagged the U.S. rebound as well. For the tumultuous year as a whole, S&P 500 managed to eke out a 2.11% return, while the MSCI-EAFE was down 11.73%, and the MSCI-EMI fell 18.17%.

Bond returns were similarly differentiated during the year. While stocks rose early in the year, high-quality bonds were generally flat but credit-sensitive bonds performed strongly along with stocks. Then as stocks fell from May through September, high-yield bonds also fell, but the highest-quality bonds—namely government issues, especially Treasuries—appreciated dramatically as investors flocked to them for safety. That significantly boosted the returns of the Barclays Capital U.S. Aggregate Bond Index (“BCAB”), which tilts heavily toward government bonds. The pattern reversed again in the fourth quarter, with high-yield bonds outperforming high-quality bonds. Over the entire year, the BCAB delivered a strong 7.84% return, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Index, were up less at 4.96%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Asset Allocation - Moderate Growth VP, Initial Class returned (2.01)%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the Barclays Capital U.S. Aggregate Bond Index, returned 0.60% and 7.84%, respectively.

STRATEGY REVIEW

This fund is designed to provide a mix of approximately 70% equity and 30% fixed-income securities under normal conditions. However, under volatility-control guidelines keyed to the Deutsche Bank Equity Volatility–U.S. 6-Month Index, the fund’s overall equity weight can range from 50% (when market volatility is unusually high) to 86% (when volatility is extremely low). The equity side of the fund is meant to cover both domestic and international markets, across the entire range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The fund also includes emerging markets and global real estate. The goal is to provide investors one-stop participation in the broad financial markets. Our specific fund mix is based on years of asset-allocation modeling—research that consistently indicates that the mix we target is close to optimal in terms of expected long-term returns per unit of risk taken. While this strategic blueprint forms the backbone of our asset allocation, we will modestly over- and underweight asset classes relative to the long-term targets as necessary in response to shorter-term market conditions. And we endeavor to find and use quality money managers specializing in each asset class and style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

During 2011, international equities dramatically underperformed U.S. equities as outlined above. The MSCI-EAFE lost 11.73%, while the S&P 500 gained 2.11%, representing a performance differential of more than 14 percentage points. This degree of performance divergence is highly unusual, and because the fund is designed so that about 30% of its equity is in foreign stocks, the losses in international equities had a large impact on the fund’s return. In addition, the fund holds a meaningful weighting in emerging markets. Although emerging markets have enjoyed strong returns over the past three years—the MSCI-EMI boasts a 20.42% annualized three-year return through December 31, 2011—they lost more than international developed markets in 2011. The fund also provides significant coverage of smaller-cap stocks, which lost ground in 2011 while the S&P 500 rose.

As the stock market fell from May through September, Treasury bonds soared. While the fund does own government bonds, it is designed to own a diversified mixture of bond types. As part of that diversification, the fund owns short-term bonds, corporate bonds, high-yield bonds, bonds from developed international markets, and emerging-markets debt. These bond classes, while posting positive returns, could not match the BCAB’s extraordinary Treasury-fueled gain.

Meanwhile, the underlying funds as a group did not perform especially well for us in 2011. Only two of the 20 equity funds beat the Wilshire 5000 and just one of the 10 bond funds beat the BCAB.

The volatility-control-related adjustments to the fund’s equity weightings over the course of the year resulted in low equity weightings throughout the worst of the market’s downturn in the August-September period. This certainly helped stem losses during that stretch as global equities fell sharply. Because market volatility remained high, however, the volatility-control guidelines also required us to hold equity at these reduced levels even as the stock market rebounded in October. Indeed, we were obliged to hold equity in this range through the end of the year. (As it turned out, the S&P 500 was fairly flat in November and December.) While the volatility-control overlay was beneficial on the whole, there was a price to be paid in October’s rally. With the fund’s built-in international, small-cap, and non-government bond components, the result was a lagging overall 2011 performance. Nonetheless, we strongly believe our targeted asset mix is appropriate for the long term.

During the period there were several changes among the underlying funds. First, we made some modifications to the domestic large-cap part of the fund that we consider improvements. These included the addition of large-value fund Transamerica WMC Quality Value (“WMC” being Wellington Management Company) and the replacement of the underperforming Transamerica UBS Large Cap Value with the well-regarded Transamerica ICAP Select Equity. Some changes were also driven by the dissolution of a Transamerica money-management subsidiary called Transamerica Investment Management ( TIM ). We had owned the large-cap growth Transamerica Diversified Equity fund run by that subsidiary; when the firm was dissolved we moved the money to the large-growth teams at Wellington and Morgan Stanley, forming new funds called Transamerica WMC Diversified Growth VP and Transamerica Morgan Stanley Capital Growth. TIM had also managed the mid-cap Transamerica Growth Opportunities fund. We shifted those assets to Morgan Stanley’s excellent mid-cap growth strategy, which we had already been using in the fund. Finally, we added the new Transamerica Logan Circle Emerging Markets Debt fund as a complement to our other existing emerging-markets debt fund position.

Macroeconomic and geopolitical factors produced abnormally large and broad market swings in 2011, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our long-term fund targets to address market risks. We look forward to the eventual return to a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem even as the U.S. economy appears to be slowly recovering.

Jon Hale, Ph.D., CFA

Michael Stout, CFA

Dan McNeela, CFA

Hal Ratner

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(2.01)%	0.52%	4.79%	05/01/2002
Wilshire 5000*	0.60%	0.33%	4.42%
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.75%

Service Class	(2.28)%	0.27%	6.61%	05/01/2003

NOTES

*	The Wilshire 5000 Total Market Index (“Wilshire 5000”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Fund performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. WIthout such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Asset Allocation - Moderate Growth VP
Initial Class	$1,000.00	$930.60	$0.63	$1,024.55	$0.66	0.13%
Service Class	1,000.00	929.30	1.85	1,023.29	1.94	0.38

(A)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Bonds	39.1%
U.S. Stocks	24.4
Capital Markets	15.0
Global/International Stocks	12.0
Tactical and Specialty	5.2
Inflation-Protected Securities	4.3
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

*	Amount rounds to less than 0.1%.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Bonds - 39.1%
Transamerica AEGON Flexible Income	1,921,662	$16,911
Transamerica AEGON High Yield Bond	2,502,283	22,320
Transamerica AEGON Short-Term Bond	19,739,702	197,594
Transamerica AEGON U.S. Government Securities VP	3,607,784	47,334
Transamerica JPMorgan Core Bond	62,225,613	661,458
Transamerica JPMorgan International Bond	17,845,366	181,844
Transamerica Morgan Stanley Emerging Markets Debt	8,224,110	86,929
Transamerica PIMCO Total Return VP	50,704,627	593,751
Capital Markets - 15.0%
Transamerica ICAP Select Equity	23,839,557	247,216
Transamerica Logan Circle Emerging Markets Debt	1,950,924	19,022
Transamerica Morgan Stanley Capital Growth	11,305,926	110,911
Transamerica WMC Quality Value	30,417,235	317,252
Global/International Stocks - 12.0%
Transamerica Hansberger International Value	5,253,180	32,727
Transamerica MFS International Equity	9,878,471	64,506
Transamerica Neuberger Berman International	9,833,734	78,670
Transamerica Oppenheimer Developing Markets	10,969,385	113,314
Transamerica Schroders International Small Cap	11,231,956	79,410
Transamerica Thornburg International Value	17,214,247	137,714
Transamerica WMC Emerging Markets	4,641,945	46,095
Inflation-Protected Securities - 4.3%
Transamerica PIMCO Real Return TIPS	18,019,408	196,772

	Shares	Value (000’s)
Tactical and Specialty - 5.2%
Transamerica BlackRock Global Allocation	10,438,833	$106,999
Transamerica Clarion Global Real Estate Securities VP	8,333,774	82,171
Transamerica Loomis Sayles Bond	5,237,760	49,863
U.S. Stocks - 24.4%
Transamerica BlackRock Large Cap Value VP	17,118,721	235,382
Transamerica Jennison Growth VP	32,586,587	255,479
Transamerica JPMorgan Mid Cap Value VP	6,193,003	83,915
Transamerica Morgan Stanley Mid-Cap Growth	7,882,906	80,563
Transamerica Morgan Stanley Mid-Cap Growth VP	784,600	21,286
Transamerica Morgan Stanley Small Company Growth ‡	4,015,183	45,211
Transamerica Oppenheimer Small- & Mid- Cap Value	7,990,288	71,273
Transamerica Third Avenue Value	3,375,325	66,089
Transamerica WMC Diversified Growth VP	12,512,474	269,395

Total Investment Companies (cost $4,684,602)		4,619,376
Other Assets and Liabilities - Net		(1,314)

Net Assets		$4,618,062

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.
Aggregate cost for federal income tax purposes is $4,714,798. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $95,782 and $191,204, respectively. Net unrealized depreciation for tax purposes is $95,422.

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$4,619,376	$—	$—	$4,619,376

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2011 (all amounts except per share amounts in thousands)	STATEMENT OF OPERATIONS For the year ended December 31, 2011 (all amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $4,684,602)	$4,619,376
Receivables:
Affiliated investment securities sold	117
Shares sold	565
Dividends	946
Prepaid expenses	6

4,621,010

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	927
Shares redeemed	682
Management and advisory fees	392
Distribution and service fees	716
Transfer agent fees	3
Administration fees	49
Trustees fees	1
Audit and tax fees	8
Printing and shareholder reports fees	52
Other	118

2,948

Net assets	$4,618,062

Net assets consist of:
Capital stock ($.01 par value)	$4,592
Additional paid-in capital	5,124,832
Undistributed (accumulated) net investment income (loss)	111,327
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(557,463)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(65,226)

Net assets	$4,618,062

Net assets by class:
Initial Class	$1,238,065
Service Class	3,379,997
Shares outstanding:
Initial Class	122,136
Service Class	337,017
Net asset value and offering price per share:
Initial Class	$10.14
Service Class	10.03

Investment income:
Dividend income from affiliated investment companies	$127,204
Interest income	—	(A)

	127,204

Expenses:
Management and advisory	5,031
Distribution and service:
Service Class	9,148
Printing and shareholder reports	309
Custody	144
Administration	629
Legal	265
Audit and tax	19
Trustees	152
Transfer agent	37
Other	143

Total expenses	15,877

Net investment income	111,327

Net realized gain (loss) from:
Investments in affiliated investment companies	(164,116)
Distributions from investments in affiliated investment companies	93,063

	(71,053)

Net decrease in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	(148,780)

Net realized and unrealized loss on investments in affiliated investment companies	(219,833)

Net decrease in net assets resulting from operations	$(108,506)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$111,327	$95,348
Net realized gain (loss) from investments and distributions from investments in affiliated investment companies	(71,053)	(170,848)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(148,780)	639,882

Net increase (decrease) in net assets resulting from operations	(108,506)	564,382

Distributions to shareholders:
From net investment income:
Initial Class	(27,633)	(29,728)
Service Class	(67,715)	(68,970)

Total distributions to shareholders	(95,348)	(98,698)

Capital share transactions:
Proceeds from shares sold:
Initial Class	69,754	99,501
Service Class	182,457	289,373

	252,211	388,874

Dividends and distributions reinvested:
Initial Class	27,633	29,728
Service Class	67,715	68,970

	95,348	98,698

Cost of shares redeemed:
Initial Class	(250,781)	(245,949)
Service Class	(421,166)	(276,508)

	(671,947)	(522,457)

Net decrease in net assets resulting from capital shares transactions	(324,388)	(34,885)

Net increase (decrease) in net assets	(528,242)	430,799

Net assets:
Beginning of year	5,146,304	4,715,505

End of year	$4,618,062	$5,146,304

Undistributed net investment income	$111,327	$95,348

Share activity:
Shares issued:
Initial Class	6,531	10,020
Service Class	17,203	29,452

	23,734	39,472

Shares issued-reinvested from distributions:
Initial Class	2,769	3,228
Service Class	6,854	7,562

	9,623	10,790

Shares redeemed:
Initial Class	(23,484)	(25,283)
Service Class	(40,749)	(28,802)

	(64,233)	(54,085)

Net increase (decrease) in shares outstanding:
Initial Class	(14,184)	(12,035)
Service Class	(16,692)	8,212

	(30,876)	(3,823)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.58	$9.61	$8.16	$14.07	$13.72
Investment operations
Net investment income(A),(B)	0.25	0.21	0.23	0.34	0.37
Net realized and unrealized gain (loss)	(0.47)	0.98	2.00	(4.58)	0.67

Total operations	(0.22)	1.19	2.23	(4.24)	1.04

Distributions
From net investment income	(0.22)	(0.22)	(0.30)	(0.34)	(0.34)
From net realized gains	—	—	(0.48)	(1.33)	(0.35)

Total distributions	(0.22)	(0.22)	(0.78)	(1.67)	(0.69)

Net asset value
End of year	$10.14	$10.58	$9.61	$8.16	$14.07

Total return(C)	(2 .01)%	12 .73%	28 .16%	(32 .76)%	7 .81%
Net assets end of year (000’s)	$1,238,065	$1,442,467	$1,426,280	$1,217,825	$2,229,744
Ratio and supplemental data
Expenses to average net assets(D)	0 .13%	0 .13%	0 .13%	0 .13%	0 .13%
Net investment income, to average net assets(B)	2 .37%	2 .13%	2 .61%	2 .94%	2 .63%
Portfolio turnover rate(E)	30%	29%	13%	18%	24%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$10.47	$9.52	$8.09	$13.97	$13.64
Investment operations
Net investment income(A),(B)	0.23	0.19	0.21	0.34	0.37
Net realized and unrealized gain (loss)	(0.47)	0.96	1.98	(4.58)	0.63

Total operations	(0.24)	1.15	2.19	(4.24)	1.00

Distributions
From net investment income	(0.20)	(0.20)	(0.28)	(0.32)	(0.32)
From net realized gains	—	—	(0.48)	(1.32)	(0.35)

Total distributions	(0.20)	(0.20)	(0.76)	(1.64)	(0.67)

Net asset value
End of year	$10.03	$10.47	$9.52	$8.09	$13.97

Total return(C)	(2 .28)%	12 .40%	27 .87%	(32 .92)%	7 .56%
Net assets end of year (000’s)	$3,379,997	$3,703,837	$3,289,225	$2,187,892	$2,797,290
Ratio and supplemental data
Expenses to average net assets(D)	0 .38%	0 .38%	0 .38%	0 .38%	0 .38%
Net investment income, to average net assets(B)	2 .16%	1 .94%	2 .49%	2 .99%	2 .64%
Portfolio turnover rate(E)	30%	29%	13%	18%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all fund expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated funds.

Note: Prior to January 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$1,526,513
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,741,882
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$84,412	December 31, 2017
103,515	December 31, 2018
339,340	Long-Term Indefinetly

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$95,348
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	98,698
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$111,327

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(527,267)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(95,422)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

On or about April 17, 2012, TAM will assume the responsibility for the day-to-day management of Transamerica Asset Allocation - Moderate Growth VP from the portfolio’s portfolio construction manager.

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.0175% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Moderate Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

For the period January 1, 2011 thru December 31, 2011, concerns over a global economic slowdown and heightened market volatility caused global bonds to outperform global equities. Notwithstanding recent equity market volatility, we believe that the best opportunities continue to lie primarily in high-quality equities and certain commodity-oriented investments. Nevertheless, we believe a diversified approach will remain important as global economic expansion unfolds at a slower pace in the developed markets versus the developing markets; and investors evaluate opportunities amidst uncertain global monetary policies, stubbornly high unemployment and high budge deficits.

PERFORMANCE

For the year ended December 31, 2011, Transamerica BlackRock Global Allocation VP, Service Class returned (3.83)%. By comparison, its benchmark, the Financial Times Stock Exchange World Index (“FTSE”), returned (6.48)%.

STRATEGY REVIEW

For the 12-month period ended December 31, 2011, fund results lagged the 0.59% return of a blended benchmark, and outpaced the (6.48%) return of its broad-based all-equity benchmark, the FTSE. The following discussion of relative performance pertains to the Investment Company that Transamerica BlackRock Global Allocation VP invests in, BlackRock Global Allocation V.I. (the “Fund”). The Fund invests in a combination of equities and bonds; therefore, the blended benchmark provides both a truer representation of the fund’s composition and a more comparable means for measurement. The blended benchmark was comprised of Standard & Poor’s 500® Index (36%), Financial Times Stock Exchange World Index (ex-U.S.); the BofAML (“Bank of America Merrill Lynch”) U.S. Treasury Current 5 Year Index (24%); and Citigroup (non-USD) World Government Bond Index (16%).

Within equities, an overweight in Telecom contributed to performance. Within equities, stock selection in the U.S., Canada, and Brazil as well as an overweight in Russia and India detracted from performance. An overweight in Japan detracted from performance although this was partially offset by stock selection within the country. From a sector perspective, stock selection in Energy and Consumer Discretionary as well as an underweight and stock selection in Consumer Staples detracted from performance. An overweight in Materials detracted from performance although this was partially offset by stock selection in the sector. An underweight (relative to the benchmark) in fixed income detracted from performance over the year. Within fixed income, security selection in the U.S. weighed on returns.

During the period, the fund’s overall equity allocation decreased slightly. Within equities, the fund decreased exposure to the U.S., Asia and Brazil and increased exposure to Europe. On a sector basis, the Fund decreased its weightings in Financials and Materials, and increased its weightings in Information Technology, Health Care, Consumer Discretionary, and Telecom Services. The fund’s allocation to fixed income decreased slightly. The fund decreased its weighting in US denominated foreign corporate bonds and U.S. convertible bonds, and increased in Australian sovereign bonds. Compared to its reference benchmark, the fund was overweight equities, significantly underweight fixed income, and overweight cash equivalents.

The fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps and forward contracts both to enhance returns of the fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the fund’s assets and the fund will not engage in certain strategies that are considered highly risky and speculative. In addition, the Global Allocation team adheres to all BlackRock-wide policies and SEC guidelines to ensure that the fund does not use leverage. During the period, the fund’s use of derivatives had a positive impact on the absolute performance of the fund.

Dennis W. Stattman

Dan Chamby

Romualdo Roldan

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Service Class	(3.83)%	9.81%	05/01/2009
FTSE World *	(6.48)%	13.97%

Initial Class	N/A	(9.50)%	05/01/2011

NOTES

*	The Financial Times Stock Exchange World Index (“FTSE World”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica BlackRock Global Allocation VP
Initial Class	$1,000.00	$932.00	$0.44	$1,024.75	$0.46	0.09%
Service Class	1,000.00	930.90	1.65	1,023.49	1.73	0.34

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the master portfolio in which the fund invests.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment in BlackRock Global Allocation V.I.,master portfolio, at value	$1,057,784
Receivables:
Capital stock sold	602
Prepaid expenses	1

1,058,387

Liabilities:
Accounts payable and accrued liabilities:
Shares of master portfolio purchased	595
Capital stock redeemed	7
Distribution and service fees	222
Transfer agent fees	1
Administration fees	18
Audit and tax fees	9
Printing and shareholder reports fees	72
Other	29

953

Net assets	$1,057,434

Net assets consist of:
Capital stock ($.01 par value)	$836
Additional paid-in capital	1,057,746
Undistributed (accumulated) net investment income (loss)	26,746
Undistributed (accumulated) net realized gain (loss) from investments in master portfolio	20,097
Net unrealized appreciation (depreciation) on investment in master portfolio	(47,991)

Net assets	$1,057,434

Net assets by class:
Initial Class	$1,855
Service Class	1,055,579
Shares outstanding:
Initial Class	205
Service Class	83,416
Net asset value and offering price per share:
Initial Class	$9.05
Service Class	12.65

Investment income:
Dividend income from master portfolio	$29,623
Interest income	—	(A)

	29,623

Expenses:
Management and advisory	451
Distribution and service:
Service Class	2,251
Printing and shareholder reports	284
Custody	39
Administration	180
Legal	54
Audit and tax	14
Trustees	27
Transfer agent	7
Other	21

Total expenses	3,328

Less waiver/reimbursement	(451)

Net expenses	2,877

Net investment income	26,746

Net realized gain (loss) from:
Investment in master portfolio	1,218
Distributions from investment in master portfolio	18,879

	20,097

Net decrease in unrealized appreciation (depreciation) on:
Investment in master portfolio	(92,980)

Net realized and unrealized loss on investment in master portfolio	(72,883)

Net decrease In net assets resulting from operations	$(46,137)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$26,746	$6,273
Net realized gain from investment in master portfolio	20,097	3,457
Change in net unrealized appreciation (depreciation) on investment in master portfolio	(92,980)	39,750

Net increase (decrease) in net assets resulting from operations	(46,137)	49,480

Distributions to shareholders:
From net investment income:
Service Class	(6,273)	(1,814)
From net realized gains:
Service Class	(3,457)

Total distributions to shareholders	(9,730)	(1,814)

Capital share transactions:
Proceeds from shares sold:
Initial Class (A)	2,084
Service Class	471,587	456,660

	473,671	456,660

Dividends and distributions reinvested:
Service Class	9,730	1,814
Cost of shares redeemed:
Initial Class (A)	(178)
Service Class	(27,946)	(5,536)

	(28,124)	(5,536)

Net increase in net assets resulting from capital shares transactions	455,277	452,938

Net increase in net assets	399,410	500,604

Net assets:
Beginning of year	658,024	157,420

End of year	$1,057,434	$658,024

Undistributed net investment income	$26,746	$6,273

Share activity:
Shares issued:
Initial Class (A)	224
Service Class	35,294	36,870

	35,518	36,870

Shares issued-reinvested from distributions:
Service Class	759	153

Shares redeemed:
Initial Class (A)	(19)
Service Class	(2,147)	(454)

	(2,166)	(454)

Net increase (decrease) in shares outstanding:
Initial Class (A)	205
Service Class	33,906	36,569

	34,111	36,569

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

	Initial Class May 1 to Dec 31, 2011(A)		Service Class Year Ended December 31,		May 1 to Dec 31, 2009(B)
For a share outstanding throughout each period			2011	2010
Net asset value
Beginning of year	$10.00		$13.29	$12.16	$10.00
Investment operations
Net investment income(C),(D)	0.46		0.39	0.21	0.37
Net realized and unrealized gain (loss)	(1.41)		(0.90)	0.97	1.79

Total operations	(0.95)		(0.51)	1.18	2.16

Distributions
From net investment income	—		(0.08)	(0.05)	—
From net realized gains	—		(0.05)	—	—

Total distributions	—		(0.13)	(0.05)	—

Net asset value
End of year	$9.05		$12.65	$13.29	$12.16

Total return(E)	(9.50	)%(F)	(3.83)%	9.78%	21.60	%(F)

Net assets end of year (000’s)	$1,855		$1,055,579	$658,024	$157,420
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.08	%(H)	0.32%	0.30%	0.35	%(H)
Before reimbursement/fee waiver	0.13	%(H)	0.37%	0.35%	0.40	%(H)
Net investment income, to average net assets(D)	7.44	%(H)	2.96%	1.71%	4.74	%(H)

(A)	Commenced operations on May 1, 2011.
(B)	Commenced operations on May 1, 2009.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the master portfolio in which the fund invests.
(H)	Annualized.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Fund”) is part of TST. The Fund invests all of its investable assets in BlackRock Global Allocation V.I. (the “Master Portfolio” or “MP”).

The Fund currently offers two classes of shares; Service Class and Initial Class. The Initial Class commenced operations on May 1, 2011.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

The financial statement of the MP, including the Schedule of Investments, accompany this report and should be read in conjunction with the Fund’s financial statements. Additionally, since the Fund invests soley in the MP, the portfolio turnover is noted on the financial highlights of the MP.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuations: The value of the Fund’s investments in the MP, as noted on the Statement of Assets and Liabilities, reflect that Fund’s interest in the net assets of the MP. Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied.

The valuation policy of the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date. The value of Fund’s investments in the MP reflect the allocated share of the results of the MP’s operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.05% of ANA

TAM has agreed to voluntarily waive the entirety of its management fee. This waiver may be discontinued at any time without notice.

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the adviser waived $451, which is not available for recapture. There were no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$6,273
Long-term Capital Gain	3,457
2010 Distributions paid from:
Ordinary Income	1,814
Long-term Capital Gain	—

The aggregate cost of the MP for federal income tax purpose is $1,105,775, and the aggregate gross/net unrealized depreciation was $47,991.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$26,746

Undistributed Long-term Capital Gain	20,097

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(47,991)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 4. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 5. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation VP:

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

December 31, 2011

BlackRock Variable Series Funds, Inc.

▶ BlackRock Global Allocation V.I. Fund

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(3.69)%	2.11%
US small cap equities (Russell 2000® Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	1

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2011, the Fund underperformed its Reference Benchmark and outperformed the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Within the equity segment of the Fund, stock selection in the United States, Canada and Brazil detracted from relative performance, as did an overweight in Russia and India. An overweight in Japan also detracted, although this was partially offset by positive results from stock selection within the country. From a sector perspective, stock selection in energy and consumer discretionary, as well as an underweight and stock selection in consumer staples, had a negative impact. An overweight in materials also weighed on returns, although this was partially offset by positive stock selection (led by gold-related securities) in the sector. From a broader asset allocation perspective, an underweight relative to the Reference Benchmark in fixed income detracted from Fund performance over the year. Within fixed income, security selection in the United States weighed on returns.

•	Contributing positively to relative performance during the period was a sector overweight to telecommunications services (“telecom”) in the equity portion of the Fund.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s overall equity allocation decreased from 66% to 64% of net assets. Within equities, the Fund decreased exposure to the United States, Asia and Brazil, and increased exposure to Europe. On a sector basis, the Fund decreased its weightings in financials and materials, and increased its weightings in information technology (“IT”), health care, consumer discretionary and telecom. The Fund’s allocation to fixed income decreased from 27% to 26% of net assets. The Fund decreased its weighting in US-denominated foreign corporate bonds and US convertible bonds, and increased exposure to Australian sovereign bonds, nominal US Treasury securities and UK gilts. Reflecting all of these portfolio changes, the Fund’s allocation to cash and cash equivalents increased from 7% to 10% of net assets.

•

Over the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low. The Fund’s cash position contributed modestly to performance for the period.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period overweight in equities and was significantly underweight in fixed income with 10% of net assets in cash and cash equivalents. Within the equity segment, the Fund was underweight in the United States and Europe, while it was overweight in Asia, particularly in Japan, and Brazil. On a sector basis, the Fund was overweight in materials, energy, telecom, health care and IT; while it was underweight in consumer staples, financials, consumer discretionary and industrials. Within fixed income, the Fund was underweight in nominal US Treasuries, sovereign debt in Asia, particularly in Japan, and Europe, and overweight sovereign debt in Brazil. In addition, the Fund was overweight in convertible bonds and corporate debt.

•

With respect to currency exposure, the Fund was underweight in the euro, Japanese yen, US dollar and British pound sterling, but overweight in the Brazilian real, Singapore dollar, Canadian dollar and Russian ruble, as well as several small Asian currencies, including the Malaysian ringgit and Hong Kong dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity, debt and money market securities.
[2]

Assuming transaction costs, and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of 2,458 equities from 35 countries in 4 regions, including the United States.
[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary as of December 31, 2011

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years
Class I Shares[5]	(6.78)%	(3.49)%	3.95%	8.26%
Class II Shares[5]	(6.86)	(3.63)	3.79	8.14	[10]
Class III Shares[5]	(6.85)	(3.64)	3.70	8.01	[10]
FTSE World Index	(11.12)	(6.48)	(1.40)	4.71
Reference Benchmark	(3.91)	0.77	2.83	5.84
US Stocks: S&P 500® Index[6]	(3.69)	2.11	(0.25)	2.92
Non-US Stocks: FTSE World Index (Ex-US)[7]	(16.74)	(12.86)	(2.52)	6.66
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[8]	5.72	9.21	7.52	5.71
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[9]	0.47	5.17	7.23	8.36

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[7]	This unmanaged, capitalization-weighted index is comprised of 1,844 companies in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[9]	This unmanaged, market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
[10]

The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Information as of December 31, 2011

	Percent of Fund’s Net Assets		Reference Benchmark Percentages[4]
US Equities	34%[1]		36%
European Equities	10	[1]	12
Asian-Pacific Equities	14	[1]	8
Other Equities	6	[1]	4
Total Equities	64	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	11		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	12		16
Total Fixed Income Securities	26		40
Cash & Cash Equivalents	10	[3]	—

[1]	Includes value of financial futures contracts.
[2]	Includes preferred stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$932.20	$3.31	$1,000.00	$1,021.81	$3.47	0.68%
Class II	$1,000.00	$931.40	$4.04	$1,000.00	$1,021.01	$4.23	0.83%
Class III	$1,000.00	$931.50	$4.53	$1,000.00	$1,020.51	$4.74	0.93%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might other wise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina – 0.1%
Banco Macro SA – ADR	37,500	$731,250
Cresud SA Sponsored – ADR	102,501	1,167,487
IRSA Inversiones y Representaciones SA – ADR	119,255	1,236,674
Pampa Energia SA – ADR	123,500	1,327,625
Telecom Argentina SA – ADR	38,000	679,440
Tenaris SA – ADR	153,868	5,720,812

		10,863,288

Australia – 1.1%
Asciano Ltd.	944,435	4,340,011
BHP Billiton Ltd.	828,571	29,247,430
CSL Ltd.	311,418	10,153,103
Newcrest Mining Ltd.	853,677	26,015,887
Orica Ltd.	233,464	5,776,841
Rio Tinto Ltd.	339,723	20,943,630
Telstra Corp. Ltd.	1,567,044	5,329,554

		101,806,456

Austria – 0.0%
Telekom Austria AG	173,376	2,074,158

Belgium – 0.0%
RHJ International (a)	810,400	3,675,667

Brazil – 1.8%
All America Latina Logistica SA	446,350	2,225,468
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	427,983	15,373,200
Cia Energetica de Minas Gerais – ADR	262,100	4,662,759
Cosan Ltd.	1,095,287	12,004,345
Cyrela Brazil Realty SA	863,500	6,870,039
Hypermarcas SA	2,415,382	11,006,968
Itau Unibanco Holding SA, Preference Shares	387,800	7,066,786
MRV Engenharia e Participacoes SA	1,013,000	5,811,071
OGX Petroleo e Gas Participacoes SA (a)	421,600	3,078,511
Petroleo Brasileiro SA – ADR	2,300,838	54,046,685
Qualicorp SA (a)	660,500	5,931,309
SLC Agricola SA	685,400	5,695,590
Telefonica Brasil – ADR	884,667	24,177,949
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	196,700	1,070,369
Vale SA, Preference ‘A’ Shares	641,400	13,005,092

		172,026,141

Common Stocks	Shares	Value
Canada – 2.6%
Agnico-Eagle Mines Ltd.	282,393	$10,256,514
Alamos Gold, Inc.	542,106	9,338,857
Bank of Nova Scotia	81,615	4,072,138
Barrick Gold Corp.	603,888	27,325,932
BCE, Inc.	24,200	1,008,414
Brookfield Asset Management, Inc., Class A	264,517	7,268,927
Canadian Natural Resources Ltd.	346,137	12,935,140
Canadian Pacific Railway Ltd.	129,416	8,757,581
Canadian Pacific Railway Ltd.	20,502	1,388,803
Detour Gold Corp. (a)	218,666	5,398,233
Eldorado Gold Corp.	1,240,076	17,065,880
Goldcorp, Inc.	1,004,514	44,449,744
IAMGOLD Corp.	641,553	10,168,615
IAMGOLD Corp., International African Mining Gold Corp.	405,544	6,440,934
Katanga Mining Ltd. (a)(b)	1,220,115	1,401,261
Kinross Gold Corp.	980,531	11,193,694
Kinross Gold Corp. (b)	387,305	4,415,277
Osisko Mining Corp. (a)	509,095	4,917,295
Potash Corp. of Saskatchewan, Inc.	194,438	8,026,401
Rogers Communications, Inc., Class B	163,800	6,307,938
Rogers Communications, Inc., Class B	48,000	1,849,325
Silver Wheaton Corp.	440,426	12,754,737
Sino-Forest Corp. (a)	416,950	4,093
Suncor Energy, Inc.	518,566	14,955,062
Talisman Energy, Inc.	433,439	5,522,491
Teck Resources Ltd., Class B	37,672	1,325,678
TELUS Corp.	73,097	4,135,765
The Toronto-Dominion Bank	27,600	2,066,851
Valeant Pharmaceuticals International, Inc. (a)(c)	101,700	4,748,373

		249,499,953

Chile – 0.1%
Sociedad Quimica y Minera de Chile SA – ADR	86,099	4,636,431

China – 1.2%
Beijing Enterprises Holdings Ltd.	3,853,542	23,071,369
Chaoda Modern Agriculture Holdings Ltd. (b)	19,748,798	552,967
China BlueChemical Ltd.	5,950,300	4,494,981
China Life Insurance Co. Ltd. – ADR	66,702	2,465,973
China Mobile Ltd.	687,200	6,676,549
China Shenhua Energy Co. Ltd., Class H	1,259,367	5,445,838
China Telecom Corp. Ltd.	6,374,900	3,625,958

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
BRL	Brazilian Real	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	MXN	Mexican New Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (offshore)	NOK	Norwegian Krone
CNY	Chinese Renminbi	PLN	Polish Zloty
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	SPDR	Standard and Poor’s Depositary Receipts
GDR	Global Depositary Receipts	THB	Thai Baht
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
IDR	Indonesian Rupiah	USD	US Dollar
INR	Indian Rupee	ZAR	South African Rand
KRW	South Korean Won

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (concluded)
China Unicom Ltd. (c)	2,462,900	$5,192,182
CSR Corp. Ltd. (b)	1,926,500	1,096,025
Dongfang Electric Corp. Ltd.	1,355,000	4,003,145
Dongfeng Motor Group Co. Ltd., Class H	1,762,800	3,009,966
Guangshen Railway Co. Ltd. (b)	7,753,900	2,740,734
Guangzhou Automobile Group Co. Ltd.	4,206,602	3,499,615
Haitian International Holdings Ltd.	1,863,800	1,594,667
Huaneng Power International, Inc.	7,358,700	3,898,435
Jiangsu Expressway Co. Ltd.	3,372,800	3,095,301
Mindray Medical International Ltd. – ADR	51,361	1,316,896
Ping An Insurance Group Co. of China Ltd.	410,618	2,693,969
Shanghai Electric Group Co. Ltd., Class H	9,012,200	4,155,958
Shanghai Pharmaceuticals Holding Co. Ltd. (a)(b)	2,405,400	3,889,418
Sinopharm Group Co.	2,902,400	6,955,623
Tianjin Development Holdings Ltd. (a)	16,419,307	8,454,679
Tianjin Port Development Holdings Ltd.	24,798,900	3,243,175
Zhongsheng Group Holdings Ltd. (b)	2,783,500	4,621,336

		109,794,759

Egypt – 0.1%
Telecom Egypt	2,214,179	4,860,755

France – 1.4%
AXA SA	767,964	9,926,866
Atos Origin SA	50,589	2,210,192
BNP Paribas SA	436,136	16,982,886
Essilor International SA	215,927	15,221,034
France Telecom SA	462,561	7,239,845
LVMH Moet Hennessy Louis Vuitton SA	80,554	11,347,210
Sanofi-Aventis	175,974	12,863,294
Sanofi-Aventis – ADR	28,134	1,028,016
Societe Generale SA	248,853	5,493,581
Technip SA	41,561	3,896,340
Total SA	415,140	21,183,703
Total SA – ADR	430,762	22,016,246
Vivendi SA	217,650	4,751,194

		134,160,407

Germany – 2.2%
Allianz AG, Registered Shares	104,990	10,026,979
BASF SE	555,749	38,690,357
Bayer AG, Registered Shares	272,438	17,398,818
Bayerische Motoren Werke AG	97,941	6,547,171
Beiersdorf AG (c)	23,800	1,348,721
Daimler AG	269,798	11,819,451
Deutsche Bank AG	48,230	1,825,988
Deutsche Bank AG, Registered Shares	130,063	4,929,505
Deutsche Telekom AG – ADR	52,000	595,400
Deutsche Telekom AG, Registered Shares	1,279,142	14,672,883
Fresenius Medical Care AG & Co.	255,800	17,375,000
Infineon Technologies AG	816,120	6,129,480
Kabel Deutschland Holding AG (a)	139,814	7,087,935
Lanxess AG	173,566	8,964,111
Muenchener Rueckversicherungs AG, Registered Shares	36,294	4,447,565
SMA Solar Technology AG (b)	28,143	1,568,674
Siemens AG	343,051	32,821,687
Volkswagen AG, Preference Shares	136,006	20,334,443

		206,584,168

Common Stocks	Shares	Value
Hong Kong – 0.7%
AIA Group Ltd.	1,201,600	$3,740,486
Cheung Kong Holdings Ltd.	490,000	5,812,567
Cheung Kong Infrastructure Holdings Ltd.	924,500	5,405,401
China Resources Gas Group Ltd. (b)	2,898,000	4,132,746
China Resources Power Holdings Co. Ltd.	3,604,000	6,939,136
Hutchison Whampoa Ltd.	866,643	7,231,994
The Link Real Estate Investment Trust	5,003,546	18,401,501
Mongolian Mining Corp. (a)	2,656,112	1,991,353
Wharf Holdings Ltd.	1,266,640	5,709,600
Yuanda China Holdings Ltd. (a)	25,023,934	3,307,966

		62,672,750

India – 0.4%
Adani Enterprises Ltd.	700,640	3,869,513
Adani Power Ltd. (a)	3,150,179	3,700,051
Bharat Heavy Electricals Ltd.	1,802,589	8,098,201
Housing Development Finance Corp.	1,108,187	13,590,823
Larsen & Toubro Ltd.	140,926	2,636,008
Reliance Industries Ltd.	550,560	7,172,118

		39,066,714

Indonesia – 0.1%
Bumi Resources Tbk PT	27,722,436	6,623,635
Telekomunikasi Indonesia Tbk PT	3,168,200	2,457,188

		9,080,823

Ireland – 0.1%
Covidien Plc	141,899	6,386,874

Israel – 0.2%
Check Point Software Technologies Ltd. (a)	25,845	1,357,896
Teva Pharmaceutical Industries – ADR	542,864	21,909,991

		23,267,887

Italy – 0.5%
Assicurazioni Generali SpA	172,378	2,587,622
Eni SpA	940,530	19,391,504
Fiat Industrial SpA (a)	1,440,844	12,275,156
Intesa Sanpaolo SpA	3,465,426	5,771,720
Telecom Italia SpA	2,428,567	2,595,796

		42,621,798

Japan – 6.8%
Aisin Seiki Co. Ltd.	155,639	4,410,827
Asahi Kasei Corp.	1,025,100	6,177,767
Astellas Pharma, Inc.	135,593	5,506,064
Bridgestone Corp.	408,032	9,241,183
Canon, Inc.	397,858	17,508,655
Daihatsu Motor Co. Ltd.	406,107	7,221,717
Daiwa House Industry Co. Ltd.	389,590	4,657,420
Denso Corp.	211,920	5,821,620
East Japan Railway Co.	399,951	25,492,206
Fanuc Ltd.	52,918	8,071,702
Fuji Heavy Industries Ltd.	2,476,564	14,853,979
Futaba Industrial Co. Ltd.	374,421	2,101,568
Hitachi Chemical Co. Ltd.	325,800	5,703,048
Hitachi Ltd.	992,700	5,163,994
Honda Motor Co. Ltd.	574,383	17,496,214
Hoya Corp.	555,974	11,952,948
Inpex Corp.	3,184	20,047,172
JGC Corp.	576,302	13,836,238
JSR Corp.	226,300	4,170,751

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Kao Corp.	71,300	$1,945,491
KDDI Corp.	2,316	14,874,044
Kinden Corp.	390,718	3,293,793
Kirin Holdings Co. Ltd.	780,651	9,485,481
Komatsu Ltd.	265,800	6,197,894
Kubota Corp.	1,914,296	16,019,866
Kuraray Co. Ltd.	547,770	7,773,769
Kyowa Hakko Kirin Co. Ltd.	713,279	8,706,828
Marubeni Corp.	1,404,000	8,545,841
Mitsubishi Corp.	1,343,547	27,078,862
Mitsubishi Tanabe Pharma Corp.	277,870	4,389,812
Mitsubishi UFJ Financial Group, Inc.	2,053,127	8,691,871
Mitsui & Co. Ltd.	1,597,278	24,756,603
Mitsui Fudosan Co. Ltd.	241,100	3,515,648
MS&AD Insurance Group Holdings, Inc.	633,614	11,695,624
Murata Manufacturing Co. Ltd.	179,728	9,204,181
NGK Insulators Ltd.	4,490	53,159
Nintendo Co. Ltd.	73,200	10,049,782
Nippon Building Fund, Inc.	234	1,915,037
Nippon Electric Glass Co.	635,701	6,257,990
Nippon Telegraph & Telephone Corp.	341,530	17,387,262
NKSJ Holdings, Inc.	443,438	8,674,536
NTT DoCoMo, Inc.	21,228	38,975,032
NTT Urban Development Corp.	2,400	1,632,130
Okumura Corp.	1,323,751	5,424,601
Rinnai Corp.	90,423	6,474,715
Rohm Co. Ltd.	111,753	5,196,623
Shin-Etsu Chemical Co. Ltd.	445,134	21,864,879
Sony Financial Holdings, Inc.	263,800	3,890,560
Sumitomo Chemical Co. Ltd.	3,905,390	14,179,731
Sumitomo Electric Industries Ltd.	290,048	3,140,258
Sumitomo Mitsui Financial Group, Inc.	232,747	6,454,722
Suzuki Motor Corp.	1,119,789	23,056,522
TDK Corp.	148,833	6,564,033
Terumo Corp.	110,375	5,188,676
Toda Corp.	1,281,896	4,667,762
Toho Co. Ltd.	222,962	3,970,511
Tokio Marine Holdings, Inc.	1,028,223	22,768,788
Tokyo Gas Co. Ltd.	3,404,070	15,687,887
Toyota Industries Corp.	573,377	15,513,139
Toyota Motor Corp.	279,053	9,227,475
Ube Industries Ltd.	3,151,346	8,613,561
West Japan Railway Co.	191,500	8,320,936
Yahoo! Japan Corp.	16,452	5,292,835
Yamada Denki Co. Ltd.	87,050	5,929,775

		641,983,598

Kazakhstan – 0.1%
KazMunaiGas Exploration Production – GDR	2,190	32,661
KazMunaiGas Exploration Production – GDR	687,400	10,276,630

		10,309,291

Luxembourg – 0.0%
Millicom International Cellular SA	13,717	1,370,327

Malaysia – 0.4%
Axiata Group Bhd	11,646,986	18,886,337
British American Tobacco Malaysia Bhd	233,600	3,677,452
IOI Corp. Bhd	1,070,205	1,814,456
Telekom Malaysia Bhd	8,866,546	13,879,616
YTL Power International Bhd	7,187,652	4,035,220

		42,293,081

Common Stocks	Shares	Value
Mexico – 0.2%
America Movil SA de CV – ADR	560,720	$12,672,272
Fomento Economico Mexicano SA de CV – ADR	56,459	3,935,757

		16,608,029

Netherlands – 0.4%
ASML Holding NV	35,200	1,471,008
ASML Holding NV	126,432	5,281,248
CNH Global NV (a)	39,071	1,406,165
ING Groep NV CVA (a)	1,372,148	9,813,049
Koninklijke Philips Electronics NV	605,639	12,707,330
LyondellBasell Industries NV, Class A	29,600	961,704
Unilever NV (c)	190,260	6,541,816
Unilever NV – ADR	76,815	2,640,132

		40,822,452

Norway – 0.2%
DnB NOR ASA	844,222	8,228,436
Statoil ASA	452,283	11,583,091
Telenor ASA	117,819	1,927,962

		21,739,489

Philippines – 0.0%
Philippine Long Distance Telephone Co. – ADR	72,115	4,155,266

Poland – 0.0%
Powszechny Zaklad Ubezpieczen SA	14,426	1,287,197

Portugal – 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	805,644	2,416,977

Russia – 0.8%
Federal Hydrogenerating Co.	36,168,698	1,303,024
Federal Hydrogenerating Co. – ADR	3,565,505	10,874,790
Kuzbassrazrezugol (a)	9,523,475	1,895,172
LSR Group – GDR	171,500	578,298
LSR Group – GDR (d)	1,026,600	3,274,854
Magnitogorsk Iron & Steel Works	52,682	255,759
Magnitogorsk Iron & Steel Works – GDR	662,000	3,221,954
Novorossiysk Commercial Sea Port – GDR	697,648	5,225,383
OAO Rosneft Oil Co. – GDR	1,341,235	8,852,151
Polyus Gold Co. ZAO – ADR (a)	4,329,794	12,772,892
Sberbank	7,863,484	17,692,839
Uralkali – GDR	17,300	622,800
VimpelCom Ltd. – ADR (b)	553,800	5,244,486

		71,814,402

Singapore – 0.8%
CapitaLand Ltd.	3,759,350	6,397,840
DBS Group Holdings Ltd.	412,170	3,658,534
Fraser and Neave Ltd.	1,908,400	9,110,240
Global Logistic Properties Ltd. (a)	2,445,300	3,305,724
Keppel Corp. Ltd.	1,627,860	11,651,952
M1 Ltd.	2,173,130	4,190,277
Noble Group Ltd.	1,590,071	1,381,544
Oversea-Chinese Banking Corp.	1,739,800	10,492,468
Raffles Medical Group Ltd.	1,649,800	2,697,261
Sembcorp Marine Ltd.	986,000	2,897,735
Singapore Press Holdings Ltd.	762,240	2,166,627
Singapore Telecommunications Ltd.	5,048,630	12,024,563
United Overseas Bank Ltd.	229,500	2,700,879

		72,675,644

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Africa – 0.3%
AngloGold Ashanti Ltd. – ADR	45,276	$1,921,966
Harmony Gold Mining Co. Ltd. – ADR	226,065	2,631,396
Life Healthcare Group Holdings Ltd.	1,732,096	4,425,572
Randgold Resources Ltd. – ADR	161,787	16,518,453

		25,497,387

South Korea – 0.8%
Cheil Industries, Inc. (a)	51,853	4,553,591
Hyundai Motor Co.	50,500	9,353,991
KT Corp. (a)	32,600	1,010,914
KT Corp. – ADR	425,567	6,655,868
KT&G Corp. (a)	127,741	9,026,143
LG Corp. (a)	80,400	4,293,170
Mando Corp. (a)	10,400	1,863,202
POSCO (b)	13,687	4,514,809
POSCO – ADR	61,460	5,045,866
Samsung Electronics Co. Ltd.	30,360	27,926,261
Samsung Fine Chemicals Co. Ltd. (a)	71,000	3,766,079

		78,009,894

Spain – 0.2%
Repsol YPF SA	260,468	7,969,096
Telefonica SA	703,595	12,121,646
Telefonica SA – ADR	132,706	2,281,216

		22,371,958

Sweden – 0.1%
Nordea Bank AB	363,569	2,802,258
SKF AB, Class B	137,640	2,901,516
Swedbank AB, Class A	169,081	2,181,922

		7,885,696

Switzerland – 1.0%
Compagnie Financiere Richemont SA	91,640	4,609,738
Garmin Ltd.	36,927	1,470,064
Nestle SA, Registered Shares	502,963	28,881,899
Novartis AG, Registered Shares	323,300	18,458,184
Roche Holding AG	72,198	12,210,000
Swisscom AG	22,049	8,339,544
TE Connectivity Ltd. (c)	45,178	1,391,934
Transocean Ltd.	117,660	4,516,968
UBS AG, Registered Shares (a)	779,510	9,247,077
Zurich Financial Services AG (a)	29,505	6,647,690

		95,773,098

Taiwan – 0.6%
Cheng Shin Rubber Industry Co. Ltd.	1,767,600	3,820,358
Chunghwa Telecom Co. Ltd.	1,993,311	6,585,023
Chunghwa Telecom Co. Ltd. – ADR	390,379	12,991,813
Far EasTone Telecommunications Co. Ltd.	3,284,000	6,168,989
HON HAI Precision Industry Co. Ltd.	1,348,464	3,687,690
HTC Corp.	562,475	9,219,382
Taiwan Semiconductor Manufacturing Co. Ltd.	3,369,115	8,418,066
Yulon Motor Co. Ltd.	2,731,000	4,683,024

		55,574,345

Thailand – 0.3%
Hana Microelectronics PCL	542,038	324,707
PTT Chemical PCL (a)	5,163,558	9,983,424
PTT Global Chemical PCL (a)	6,732	13,016
PTT Public Company THB10	668,392	6,736,883
Siam Commercial Bank PCL	2,310,968	8,423,497

		25,481,527

Common Stocks	Shares	Value
Turkey – 0.2%
BIM Birlesik Magazalar AS	180,923	$5,010,140
Tupras Turkiye Petrol Rafinerileri AS	223,520	4,707,872
Turk Telekomunikasyon AS	1,204,110	4,456,424
Turkcell Iletisim Hizmet AS (a)	544,870	2,567,852
Turkiye Garanti Bankasi AS	1,624,390	5,050,011

		21,792,299

United Kingdom – 3.1%
Amlin Plc	305,987	1,490,242
Anglo American Plc	277,459	10,249,375
Antofagasta Plc	686,317	12,980,008
AstraZeneca Plc – ADR	30,448	1,409,438
BG Group Plc	1,652,265	35,298,397
BHP Billiton Plc	302,109	8,832,356
BP Plc	1,794,034	12,779,418
BP Plc – ADR	402,205	17,190,242
British American Tobacco Plc	141,136	6,695,546
British Sky Broadcasting Group Plc	166,557	1,894,968
BT Group Plc	4,358,220	12,918,556
Diageo Plc – ADR	284,279	24,851,670
GlaxoSmithKline Plc – ADR	31,991	1,459,749
Glencore International Plc	694,779	4,242,264
Guinness Peat Group Plc	6,479,903	2,948,590
HSBC Holdings Plc	1,780,887	13,595,368
International Power Plc	3,526,002	18,437,341
Lloyds Banking Group Plc (a)	8,407,463	3,377,113
National Grid Plc	1,971,495	19,056,044
Petropavlovsk Plc	113,770	1,088,738
Rio Tinto Plc	244,486	11,942,288
Royal Dutch Shell Plc – ADR	241,788	17,672,285
Scottish & Southern Energy Plc	825,607	16,526,416
Unilever Plc	135,991	4,560,333
Unilever Plc – ADR	84,910	2,846,183
Vallares Plc (a)	605,782	7,291,041
Vodafone Group Plc	4,809,263	13,408,725
Vodafone Group Plc – ADR	374,329	10,492,442

		295,535,136

United States – 33.6%
3M Co.	156,174	12,764,101
Abbott Laboratories	335,215	18,849,139
Accenture Plc, Class A	24,291	1,293,010
ACE Ltd. (c)	385,899	27,059,238
Activision Blizzard, Inc. (c)	1,722,436	21,220,411
Adobe Systems, Inc. (a)	55,928	1,581,085
The AES Corp. (a)(c)	1,003,400	11,880,256
Aetna, Inc.	547,124	23,083,162
Agilent Technologies, Inc. (a)	309,453	10,809,193
Albemarle Corp.	20,662	1,064,300
Alcoa, Inc.	1,498,972	12,966,108
Alliance Data Systems Corp. (a)	14,545	1,510,353
Alliance Resource Partners LP	73,729	5,572,438
The Allstate Corp.	100,802	2,762,983
Altera Corp.	32,494	1,205,527
Altria Group, Inc.	385,226	11,421,951
Amdocs Ltd. (a)	39,795	1,135,351
Ameren Corp.	44,355	1,469,481
American Eagle Outfitters, Inc. (c)	757,500	11,582,175
American Electric Power Co., Inc.	178,334	7,366,978
American Express Co.	100,956	4,762,094
American Tower Corp., Class A	228,339	13,702,623
American Water Works Co., Inc.	193,369	6,160,736
Ameriprise Financial, Inc.	20,573	1,021,244

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
AmerisourceBergen Corp.	227,036	$8,443,469
Amgen, Inc.	22,877	1,468,932
Anadarko Petroleum Corp.	210,338	16,055,100
Analog Devices, Inc.	30,809	1,102,346
Apache Corp.	146,367	13,257,923
Apple, Inc. (a)(c)	252,022	102,068,910
Arch Capital Group Ltd. (a)(b)	141,951	5,284,836
Arrow Electronics, Inc. (a)	28,838	1,078,830
AT&T, Inc.	2,037,062	61,600,755
Autoliv, Inc.	14,300	764,907
Axis Capital Holdings Ltd.	32,621	1,042,567
Baker Hughes, Inc.	96,053	4,672,018
Bank of America Corp.	3,147,305	17,499,016
The Bank of New York Mellon Corp.	963,272	19,178,745
Baxter International, Inc.	21,298	1,053,825
Becton Dickinson & Co.	15,143	1,131,485
Biogen Idec, Inc. (a)	17,681	1,945,794
BMC Software, Inc. (a)	28,309	927,969
The Boeing Co.	309,580	22,707,693
BorgWarner, Inc. (a)	76,482	4,874,963
Bristol-Myers Squibb Co. (e)	1,088,461	38,357,366
CA, Inc.	761,856	15,400,919
Calpine Corp. (a)(c)	543,800	8,880,254
Capital One Financial Corp.	23,927	1,011,873
Cardinal Health, Inc.	28,983	1,177,000
Celgene Corp. (a)	89,544	6,053,174
CenturyLink, Inc.	358,107	13,321,580
Chevron Corp.	728,020	77,461,328
Chubb Corp.	165,044	11,424,346
CIGNA Corp.	172,570	7,247,940
Cisco Systems, Inc. (c)	2,158,828	39,031,610
Citigroup, Inc.	1,269,404	33,398,019
CMS Energy Corp.	303,405	6,699,182
CNA Financial Corp.	26,300	703,525
Coach, Inc.	21,580	1,317,243
The Coca-Cola Co.	116,078	8,121,978
Coca-Cola Enterprises, Inc.	43,913	1,132,077
Cognizant Technology Solutions Corp. (a)	45,057	2,897,616
Colgate-Palmolive Co. (c)	202,946	18,750,181
Comcast Corp., Class A	1,174,213	27,840,590
ConAgra Foods, Inc.	169,958	4,486,891
ConocoPhillips	21,446	1,562,770
Consol Energy, Inc.	1,100,823	40,400,204
Consolidated Edison, Inc.	113,682	7,051,694
Constellation Brands, Inc., Class A (a)(b)	137,783	2,847,975
Constellation Energy Group, Inc.	25,575	1,014,560
Corning, Inc. (c)(e)	2,394,857	31,085,244
Coventry Health Care, Inc. (a)	33,945	1,030,910
Crown Castle International Corp. (a)	44,764	2,005,427
Crown Holdings, Inc. (a)	127,552	4,283,196
CVS Caremark Corp.	418,392	17,062,026
DaVita, Inc. (a)(b)	117,822	8,932,086
Dell, Inc. (a)(c)	774,440	11,330,057
Devon Energy Corp.	233,177	14,456,974
Diamond Offshore Drilling, Inc.	22,859	1,263,188
Discover Financial Services	411,015	9,864,360
DISH Network Corp., Class A	126,870	3,613,258
Dominion Resources, Inc.	128,144	6,801,883
The Dow Chemical Co.	443,206	12,746,605
Dr. Pepper Snapple Group, Inc.	118,710	4,686,671
E.I. du Pont de Nemours & Co.	305,738	13,996,686
Eastman Chemical Co.	28,485	1,112,624
eBay, Inc. (a)	224,531	6,810,025

Common Stocks	Shares	Value
United States (continued)
Edison International	29,329	$1,214,221
El Paso Corp. (c)	139,100	3,695,887
Electronic Arts, Inc. (a)	417,977	8,610,326
Eli Lilly & Co.	150,480	6,253,949
EMC Corp. (a)(b)(c)	621,093	13,378,343
Endurance Specialty Holdings Ltd.	160,864	6,153,048
Entergy Corp.	104,305	7,619,480
EOG Resources, Inc. (c)	88,500	8,718,135
Exelon Corp.	279,267	12,111,810
Expedia, Inc.	14,775	428,770
Exxon Mobil Corp.	1,528,748	129,576,680
Fidelity National Financial, Inc., Class A	674,731	10,748,465
Fidelity National Information Services, Inc.	22,790	605,986
First Solar, Inc. (a)(b)	104,552	3,529,676
Fluor Corp.	19,600	984,900
FMC Corp.	322,688	27,764,075
Ford Motor Co.	1,169,676	12,585,714
Freeport-McMoRan Copper & Gold, Inc., Class B	366,811	13,494,977
Freescale Semiconductor Holdings I Ltd. (a)(b)	765,100	9,678,515
General Dynamics Corp.	159,774	10,610,591
General Electric Co.	3,249,431	58,197,309
General Mills, Inc. (c)	350,824	14,176,798
General Motors Co. (a)(b)	546,538	11,078,325
Gilead Sciences, Inc. (a)	274,473	11,234,180
The Goldman Sachs Group, Inc.	191,172	17,287,684
Google, Inc., Class A (a)(c)	81,549	52,672,499
H.J. Heinz Co.	82,476	4,457,003
Halliburton Co.	419,492	14,476,669
Harris Corp.	19,948	718,926
HCA Holdings, Inc. (a)	415,390	9,151,042
HealthSouth Corp. (a)	301,413	5,325,968
Helmerich & Payne, Inc.	27,939	1,630,520
Herbalife Ltd.	26,667	1,377,884
Hess Corp.	167,085	9,490,428
Hewlett-Packard Co.	752,727	19,390,247
Hologic, Inc. (a)	570,372	9,987,214
Humana, Inc.	159,143	13,942,518
Intel Corp. (e)	1,142,382	27,702,763
International Business Machines Corp. (c)	354,119	65,115,402
International Game Technology	363,408	6,250,618
International Paper Co.	162,361	4,805,886
Intuit, Inc.	25,003	1,314,908
ITC Holdings Corp.	68,845	5,223,959
Johnson & Johnson	918,358	60,225,918
Johnson Controls, Inc.	193,016	6,033,680
JPMorgan Chase & Co.	1,275,017	42,394,315
KBR, Inc.	328,416	9,152,954
KLA-Tencor Corp.	26,029	1,255,899
Kraft Foods, Inc.	57,757	2,157,802
The Kroger Co.	53,075	1,285,476
L-3 Communications Holdings, Inc.	21,826	1,455,358
Lear Corp.	33,900	1,349,220
Liberty Global, Inc. (a)	24,000	984,720
Life Technologies Corp. (a)	212,654	8,274,367
Limited Brands, Inc.	33,565	1,354,348
Lincoln National Corp.	39,300	763,206
Lorillard, Inc.	57,324	6,534,936
Macy’s, Inc.	34,126	1,098,175
Marathon Oil Corp.	460,127	13,467,917
Marathon Petroleum Corp.	604,804	20,133,925
Marvell Technology Group Ltd. (a)	317,395	4,395,921

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
MasterCard, Inc., Class A (c)	27,500	$10,252,550
Mattel, Inc.	301,673	8,374,442
McDermott International, Inc. (a)	512,173	5,895,111
McDonald’s Corp.	145,118	14,559,689
The McGraw-Hill Cos., Inc.	21,681	974,995
McKesson Corp.	167,102	13,018,917
Mead Johnson Nutrition Co.	277,185	19,050,925
Medco Health Solutions, Inc. (a)	210,127	11,746,099
Medtronic, Inc.	498,681	19,074,548
Merck & Co., Inc.	1,035,828	39,050,716
MetLife, Inc.	194,593	6,067,410
MetroPCS Communications, Inc. (a)	412,006	3,576,212
Mettler-Toledo International, Inc. (a)(b)	34,654	5,118,742
Microsoft Corp.	3,214,207	83,440,814
Morgan Stanley	757,411	11,459,628
Motorola Mobility Holdings, Inc. (a)	199,891	7,755,771
Motorola Solutions, Inc.	131,484	6,086,394
Murphy Oil Corp.	26,461	1,474,936
Mylan, Inc. (a)(b)	508,176	10,905,457
National Oilwell Varco, Inc.	409,604	27,848,976
NetApp, Inc. (a)(c)	261,600	9,488,232
Newmont Mining Corp.	670,455	40,234,005
NextEra Energy, Inc.	359,536	21,888,552
Northern Trust Corp.	134,397	5,330,185
NRG Energy, Inc. (a)(c)	268,451	4,864,332
Occidental Petroleum Corp.	468,834	43,929,746
Oracle Corp. (c)	2,361,638	60,576,015
PACCAR, Inc.	117,393	4,398,716
Pall Corp.	79,682	4,553,826
Parker Hannifin Corp.	17,853	1,361,291
PerkinElmer, Inc.	228,722	4,574,440
Perrigo Co.	91,238	8,877,457
Pfizer, Inc.	2,439,736	52,795,887
PG&E Corp. (c)	205,218	8,459,086
Philip Morris International, Inc.	272,445	21,381,484
Platinum Underwriters Holdings Ltd.	76,856	2,621,558
Polycom, Inc. (a)(c)	431,082	7,026,637
PPG Industries, Inc.	13,481	1,125,529
PPL Corp.	388,350	11,425,257
Praxair, Inc.	54,514	5,827,547
Precision Castparts Corp.	76,014	12,526,347
Principal Financial Group, Inc.	92,224	2,268,710
The Procter & Gamble Co.	371,486	24,781,831
The Progressive Corp.	216,096	4,216,033
Prudential Financial, Inc.	102,942	5,159,453
Pulte Group, Inc. (a)(b)	1,016,393	6,413,440
QEP Resources, Inc.	500,412	14,662,072
QUALCOMM, Inc. (c)	775,108	42,398,408
Quicksilver Resources, Inc. (a)	1,073,184	7,201,065
Ralph Lauren Corp.	6,355	877,498
Reinsurance Group of America, Inc.	19,740	1,031,415
RenaissanceRe Holdings Ltd. (b)	77,262	5,745,975
Ross Stores, Inc.	20,835	990,288
Ryder System, Inc.	28,837	1,532,398
SanDisk Corp. (a)(c)	189,839	9,341,977
Sara Lee Corp. (c)	820,662	15,526,925
Schlumberger Ltd.	459,883	31,414,608
Seagate Technology Plc (c)	409,900	6,722,360
Simon Property Group, Inc.	54,771	7,062,173
SM Energy Co.	175,784	12,849,810
The Southern Co. (c)	433,338	20,059,216
Spirit AeroSystems Holdings, Inc., Class A (a)	472,535	9,819,277

Common Stocks	Shares		Value
United States (concluded)
The St. Joe Co. (a)		1,709,290	$25,058,191
State Street Corp.		432,177	17,421,055
Symantec Corp. (a)(c)		573,829	8,980,424
Teradata Corp. (a)		34,793	1,687,808
Texas Instruments, Inc.		306,468	8,921,283
Thermo Fisher Scientific, Inc. (a)		193,753	8,713,072
Time Warner Cable, Inc.		95,558	6,074,622
Torchmark Corp.		27,691	1,201,512
The Travelers Cos., Inc.		359,252	21,256,941
U.S. Bancorp		880,214	23,809,789
Union Pacific Corp. (e)		341,240	36,150,966
United Technologies Corp. (c)		221,651	16,200,472
UnitedHealth Group, Inc.		273,963	13,884,445
Unum Group		25,988	547,567
Urban Outfitters, Inc. (a)		31,500	868,140
Valero Energy Corp.		414,708	8,729,603
Validus Holdings Ltd.		115,801	3,647,731
Vanguard Health Systems, Inc. (a)		248,327	2,537,902
Verizon Communications, Inc.		795,517	31,916,142
Vertex Pharmaceuticals, Inc. (a)(c)		302,626	10,050,209
Viacom, Inc., Class B		165,292	7,505,910
Visa, Inc., Class A		191,750	19,468,377
Wal-Mart Stores, Inc.		570,365	34,085,012
Walgreen Co.		28,845	953,616
The Walt Disney Co.		298,440	11,191,500
Waters Corp. (a)(b)		125,157	9,267,876
Weatherford International Ltd. (a)		426,980	6,250,987
WellPoint, Inc.		321,232	21,281,620
Wells Fargo & Co.		1,112,234	30,653,169
Western Digital Corp. (a)		191,763	5,935,065
The Western Union Co.		55,121	1,006,509
Whiting Petroleum Corp. (a)(b)(c)		425,358	19,859,965
Wyndham Worldwide Corp.		26,437	1,000,112
Xerox Corp.		1,077,417	8,576,239
XL Group Plc		1,162,638	22,985,353

			3,178,920,147

Total Common Stocks – 62.5%			5,917,396,269

Fixed Income Securities	Par (000)
Corporate Bonds
Argentina – 0.0%
Empresa Distribuidora Y
Comercializadora Norte, 9.75%, 10/25/22 (d)	USD	1,027	842,140

Australia – 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		9,765	9,755,468

Brazil – 0.2%
Hypermarcas SA, 6.50%, 4/20/21 (d)		3,540	3,141,750
Odebrecht Drilling Norbe VIII/IX Ltd.,
6.35%, 6/30/21 (d)		5,382	5,543,625
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (d)		8,699	8,525,020

			17,210,395

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Canada – 0.1%
PetroBakken Energy Ltd.,
3.13%, 2/08/16 (f)	USD	9,100	$8,417,500
Viterra, Inc., 5.95%, 8/01/20 (d)		3,731	3,812,914

			12,230,414

Chile – 0.1%
Inversiones Alsacia SA,
8.00%, 8/18/18 (d)		8,536	6,404,569

China – 0.2%
Celestial Nutrifoods Ltd.,
0.00%, 6/12/11 (a)(f)(g)(h)	SGD	11,400	1,318,376
China Milk Products Group Ltd.,
0.00%, 1/05/12 (a)(f)(g)(h)	USD	4,800	624,000
China Petroleum & Chemical Corp.,
Series SINO, 9.00%, 4/24/14 (f)(g)	HKD	85,230	12,565,132

			14,507,508

Hong Kong – 0.0%
FU JI Food and Catering Services
Holdings Ltd.,
0.00%, 10/18/10 (a)(f)(g)(h)	CNY	13,100	124,881

India – 0.3%
REI Agro Ltd. (f):
5.50%, 11/13/14	USD	1,450	1,163,625
5.50%, 11/13/14 (d)		6,845	5,493,113
Suzlon Energy Ltd. (f)(g):
49.55%, 6/12/12		4,325	5,146,750
42.56%, 10/11/12		7,525	8,183,437
22.90%, 7/25/14		7,384	5,833,360
Tata Steel Ltd., 1.00%, 9/05/12 (f)		5,000	6,012,500

			31,832,785

Indonesia – 0.1%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		3,406	3,406,000
10.75%, 10/06/17		550	550,000

			3,956,000

Ireland – 0.1%
Bank of Ireland Mortgage Bank:
4.63%, 9/16/15	EUR	2,319	2,506,141
3.25%, 6/22/16		1,700	1,703,327
Ono Finance II Plc,
10.88%, 7/15/19 (d)	USD	1,039	924,710

			5,134,178

Luxembourg – 0.3%
Evraz Group SA, 9.50%, 4/24/18 (d)		3,460	3,524,875
Gaz Capital SA, 2.89%, 11/15/12	JPY	300,000	3,876,704
Intelsat Jackson Holdings SA,
7.50%, 4/01/21 (d)	USD	6,648	6,722,790
Subsea 7 SA, Series ACY,
2.25%, 10/11/13 (f)		2,200	2,346,300
TNK-BP Finance SA:
7.50%, 7/18/16 (d)		1,779	1,876,845
6.63%, 3/20/17 (d)		5,953	6,042,295
Series 2, 7.50%, 7/18/16		1,015	1,070,825

			25,460,634

Corporate Bonds	Par (000)		Value
Malaysia – 0.1%
Johor Corp., Series P3,
1.00%, 7/31/12	MYR	22,247	$9,404,095
Paka Capital Ltd.,
5.44%, 3/12/13 (f)(g)	USD	3,600	3,562,380

			12,966,475

Mexico – 0.1%
BBVA Bancomer SA,
6.50%, 3/10/21 (d)		4,903	4,725,266
Petroleos Mexicanos,
6.00%, 3/05/20		5,564	6,177,709

			10,902,975

Netherlands – 0.2%
Bio City Development Co. BV,
8.00%, 7/06/18 (d)(f)		23,800	23,800,000

Singapore – 1.0%
CapitaLand Ltd. (f):
2.10%, 11/15/16	SGD	12,250	9,204,458
3.13%, 3/05/18		31,250	24,416,392
2.95%, 6/20/22		31,250	22,090,393
Keppel Land Ltd.,
2.50%, 6/23/13 (f)		5,600	4,290,505
Olam International Ltd.,
6.00%, 10/15/16 (f)	USD	13,600	14,246,000
Wilmar International Ltd.,
4.08%, 12/18/12 (f)(g)		7,400	8,806,000
Yanlord Land Group Ltd.:
5.85%, 7/13/14 (f)	SGD	5,000	3,808,643
9.50%, 5/04/17 (d)	USD	2,793	2,157,592
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15 (f)	SGD	10,750	7,044,832

			96,064,815

South Korea – 0.4%
Hyundai Capital Services, Inc.,
4.38%, 7/27/16 (d)	USD	1,783	1,818,409
Hyundai Motor Manufacturing Czechsro, 4.50%, 4/15/15 (d)		2,226	2,279,184
Korea Development Bank,
3.88%, 5/04/17		2,446	2,415,386
Korea Electric Power Corp.:
5.13%, 4/23/34		3,110	3,254,469
7.95%, 4/01/96 (i)		3,406	2,480,597
Zeus Cayman, 3.68%, 8/19/13 (f)(g)	JPY	1,588,000	20,399,806
Zeus Cayman II,
1.46%, 8/18/16 (f)(g)		672,000	8,265,548

			40,913,399

Spain – 0.0%
Nara Cable Funding Ltd.,
8.88%, 12/01/18 (d)	EUR	2,120	2,414,554

Switzerland – 0.1%
Credit Suisse/Nassau,
10.25%, 7/17/22	IDR	38,667,200	5,681,573
UBS AG, 4.88%, 8/04/20	USD	5,036	5,001,649

			10,683,222

United Arab Emirates – 0.5%
Dana Gas Sukuk Ltd.,
7.50%, 10/31/12 (f)		43,550	35,019,644
Pyrus Ltd., 7.50%, 12/20/15 (d)(f)		9,100	8,531,250

			43,550,894

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United Kingdom – 0.3%
Anglo American Plc, Series AAL, 4.00%, 5/07/14 (f)	USD	2,100	$2,972,550
Essar Energy Invest Ltd., 4.25%, 2/01/16 (f)		1,800	1,075,500
Essar Energy Plc, 4.25%, 2/01/16		8,100	4,860,000
Lloyds TSB Bank Plc, 13.00% (a)(h)(j)	GBP	10,148	16,705,435
OTE Plc, 7.25%, 4/08/14	EUR	632	546,156
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15	USD	2,600	2,203,500

			28,363,141

United States – 1.8%
3D Systems Corp., 5.50%, 12/15/16 (d)(f)		4,835	4,504,286
Advanced Micro Devices, Inc., 6.00%, 5/01/15 (f)		6,919	6,754,674
Ally Financial, Inc., 4.50%, 2/11/14		4,260	4,110,900
Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14 (f)		7,139	6,353,710
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		1,505	1,580,250
Calpine Corp. (d):
7.88%, 7/31/20		3,061	3,298,227
7.50%, 2/15/21		1,024	1,095,680
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (d)	EUR	1,678	2,193,470
CF Industries, Inc., 7.13%, 5/01/20	USD	2,616	3,093,420
Chrysler Group LLC/CG Co-Issuer, Inc. (d):
8.00%, 6/15/19		3,824	3,498,960
8.25%, 6/15/21		1,997	1,817,270
Consol Energy, Inc., 8.00%, 4/01/17		9,339	10,226,205
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	307,500
DaVita, Inc.:
6.38%, 11/01/18		2,321	2,376,124
6.63%, 11/01/20		3,163	3,249,982
DJO Finance LLC, 9.75%, 10/15/17		660	513,150
EH Holding Corp.:
6.50%, 6/15/19		5,487	5,720,197
7.63%, 6/15/21		1,577	1,655,850
Electronic Arts, Inc., 0.75%, 7/15/16 (d)(f)		8,993	8,734,451
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		1,268	1,363,100
8.00%, 12/15/16		1,406	1,595,260
6.63%, 8/15/17		2,019	2,197,801
Gilead Sciences, Inc. (f): Series B, 0.63%, 5/01/13		10,441	12,072,406
The Hertz Corp., 7.50%, 10/15/18		669	699,105
Hologic, Inc., 2.00%, 12/15/37 (f)(k)		16,260	17,784,375
HSBC Finance Corp., 6.68%, 1/15/21 (d)		1,745	1,805,023
Linn Energy LLC, 7.75%, 2/01/21		5,033	5,234,320
Morgan Stanley, 3.80%, 4/29/16		5,630	5,186,998
Mylan, Inc., 3.75%, 9/15/15 (f)		9,033	15,773,876
NRG Energy, Inc., 8.25%, 9/01/20		1,733	1,741,665
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		694	602,045
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (d)		4,124	3,747,079
SM Energy Co., 3.50%, 4/01/27 (f)		6,017	8,213,205
SunGard Data Systems, Inc., 7.38%, 11/15/18		4,830	4,944,712

Corporate Bonds	Par (000)		Value
United States (concluded)
Take-Two Interactive Software, Inc. (f):
1.75%, 12/01/16 (d)	USD	4,887	$4,746,499
4.38%, 6/01/14		195	280,313
Texas Industries, Inc., 9.25%, 8/15/20		7,163	6,410,885
Valeant Pharmaceuticals International, 6.75%, 10/01/17 (d)		1,733	1,730,834

			167,213,807

Total Corporate Bonds – 6.0%			564,332,254

Floating Rate Loan Interests (l)
Mexico – 0.1%
Financiera URBI SA, Term Loan, 3.53%, 4/12/12		7,150	7,078,500

United States – 0.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		14,027	13,956,691
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16		6,898	6,846,265

			20,802,956

Total Floating Rate Loan Interests – 0.3%			27,881,456

Foreign Agency Obligations
Australia Government Bond:
4.75%, 11/15/12	AUD	28,239	29,193,636
5.50%, 12/15/13		28,290	30,206,424
5.75%, 5/15/21		42,624	50,702,832
Series 123, 5.75%, 4/15/12		28,239	29,027,849
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	13,272	15,460,232
Series F, 10.00%, 1/01/17		126,226	61,369,117
Series F, 10.00%, 1/01/21		124,161	58,449,197
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	72,925	110,890,836
3.50%, 7/04/19		57,528	85,154,913
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,112	12,194,568
3.50%, 6/01/20		13,861	15,356,423
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	61,350	8,249,650
2.03%, 3/18/13		196,900	25,882,262
1.67%, 3/24/14		37,850	5,011,336
3.51%, 12/08/14		96,250	13,468,308
1.69%, 12/22/14		49,550	6,587,153
Malaysia Government Bond, Series 0108, 3.46%, 7/31/13	MYR	38,171	12,139,414
Poland Government Bond, 3.00%, 8/24/16	PLN	34,265	12,980,809
United Kingdom Gilt:
4.00%, 9/07/16	GBP	9,226	16,383,155
4.75%, 3/07/20		64,960	124,700,753
4.25%, 12/07/40		18,859	36,054,326
Vietnam Government International Bond:
6.75%, 1/29/20		3,324	3,348,930
6.75%, 1/29/20		138	139,037

Total Foreign Agency Obligations – 8.1%			762,951,160

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities – 0.1%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 2.04%, 11/15/15 (d)(l)	USD	10,808	$9,765,342

Total Non-Agency Mortgage-Backed Securities – 0.1%			9,765,342

US Treasury Obligations
US Treasury Notes:
0.63%, 7/31/12 (e)		35,509	35,618,079
2.25%, 1/31/15 (e)		72,887	76,993,001
2.38%, 2/28/15 (e)		74,974	79,548,614
2.50%, 3/31/15 (m)		87,276	93,057,609
2.25%, 3/31/16 (e)		101,133	107,872,071
1.38%, 9/30/18		54,623	54,916,970
1.75%, 10/31/18		6,179	6,359,750
3.50%, 5/15/20 (e)(m)		166,310	191,321,872
2.63%, 8/15/20 (e)		122,994	132,650,673

Total US Treasury Obligations – 8.2%			778,338,639

Total Fixed Income Securities – 22.7%			2,143,268,851

Investment Companies	Shares
United States – 2.1%
ETFS Gold Trust (a)		256,340	39,714,756
ETFS Palladium Trust (a)		89,760	5,795,803
ETFS Platinum Trust (a)		75,973	10,470,599
iShares Gold Trust (a)(n)		2,238,615	34,094,107
iShares Silver Trust (a)(n)		81,751	2,202,372
SPDR Gold Shares (a)		701,538	106,626,761

			198,904,398

Vietnam – 0.0%
Vietnam Enterprise Investments Ltd., R Shares (a)		380,361	760,722
Vinaland Ltd. (a)		2,919,521	1,948,780

			2,709,502

Total Investment Companies – 2.1%			201,613,900

Preferred Securities	Par (000)

Capital Trusts
Germany – 0.0%
Deutsche Bank Capital Funding Trust, 5.63% (d)(j)(l)	USD	1,464	1,046,760

Switzerland – 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (l)		5,937	5,325,489

United States – 0.0%
BAC Capital Trust XI, 6.63%, 5/23/36		1,708	1,498,024
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		794	796,977

Capital Trusts	Par (000)		Value
United States (concluded)
Wachovia Capital Trust IV, 6.38%, 3/01/67	USD	23	$576,105

			2,871,106

Total Capital Trusts – 0.1%			9,243,355

Preferred Stocks	Shares
Switzerland – 0.0%
UBS AG, 9.38% (f)		246,025	3,364,392
United Kingdom – 0.1%
HSBC Holdings Plc, 8.00%		232,500	6,058,950
United States – 0.6%
Bunge, Ltd., 4.88% (f)		18,647	1,752,818
Chesapeake Energy Corp., 5.75% (d)(f)		17,375	17,027,500
Crown Castle International Corp., 6.25% (f)		45,500	2,803,938
General Motors Co., 4.75%		284,000	9,727,000
Health Care Reit, Inc., 6.50% (f)		116,000	5,935,720
PPL Corp. (f):
8.75%		140,400	7,838,532
9.50%		111,500	6,188,250
SandRidge Energy, Inc., 7.00% (d)(f)		37,500	4,467,187
Wells Fargo & Co., Series L, 7.50% (f)		4,220	4,447,880

			60,188,825

Total Preferred Stocks – 0.7%			69,612,167

Trust Preferreds
United States – 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)(l)		242,739	6,246,129
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)(l)		580,751	11,080,992
Omnicare Capital, 4.00%, 6/15/33 (f)		71,500	3,234,024

Total Trust Preferreds – 0.2%			20,561,145

Total Preferred Securities – 1.0%			99,416,667

Warrants (o)
Australia – 0.0%
TFS Corp. Ltd. (Expires 7/15/18)		3,613,050	4

Canada – 0.0%
Kinross Gold Corp. (Expires 9/13/13) (b)		37,568	35,401

United States – 0.0%
Ford Motor Co. (Expires 1/01/13)		560,613	1,345,471

Total Warrants – 0.0%			1,380,876

Total Long-Term Investments (Cost – $8,118,067,690) – 88.3%			8,363,076,563

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Foreign Agency Obligations
Bank Negara Malaysia Monetary Notes (p):
Series 5711, 2.81%, 3/01/12	MYR	29,819	$9,362,931
Series 5611, 2.82%, 4/03/12		56,913	17,822,925
Japan Treasury Discount Bill:
Series 220, 0.09%, 3/09/12 (p)	JPY	2,480,000	32,214,707
Series 235, 0.10%, 5/14/12		1,830,000	23,767,057
Malaysia Government Bond, Series 0109, 2.51%, 8/27/12 (p)	MYR	129,521	40,747,838
Mexico Cetes, 4.40%, 2/09/12 (p)	MXN	21,572	15,386,028
Singapore Treasury Bill, Series 91, 0.32%, 2/02/12 (p)	SGD	21,949	16,917,170

Total Foreign Agency Obligations – 1.6%			156,218,656

Money Market Funds	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (n)(q)		5,001,683	5,001,683

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (n)(q)(r)	USD	62,811	62,810,683

Total Money Market Funds – 0.7%			67,812,366

Time Deposits	Par (000)
Australia – 0.0%
JPMorgan Chase & Co., 2.98%, 1/03/12	AUD	2,221	2,271,952

Canada – 0.1%
JPMorgan Chase & Co., 0.17%, 1/03/12	CAD	4,079	4,004,149

Europe – 0.0%
Brown Brothers Harriman & Co., 0.06%, 1/03/12	EUR	1	1,625

Hong Kong – 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/03/12	HKD	42	5,388

Singapore – 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/03/12	SGD	10	7,802

South Africa – 0.0%
Brown Brothers Harriman & Co., 4.49%, 1/03/12	ZAR	920	113,995

Total Time Deposits – 0.1%			6,404,911

US Treasury Obligations
US Treasury Bills (p):
0.02%, 1/05/12	USD	6,950	6,949,986
0.02%, 1/12/12		23,525	23,524,929
0.01 – 0.02%, 1/19/12		47,250	47,249,716
0.01 – 0.03%, 2/02/12		102,060	102,058,877
0.01%, 2/09/12		88,120	88,118,678
0.01%, 2/16/12		27,550	27,549,587
0.01 – 0.02%, 2/23/12		34,720	34,719,178

US Treasury Obligations	Par (000)		Value
US Treasury Bills (p) (concluded):
0.00 – 0.02%, 3/01/12	USD	31,940	$31,939,074
0.01 – 0.04%, 3/08/12		173,300	173,293,761
0.02 – 0.03%, 3/15/12		136,550	136,544,538
0.01 – 0.03%, 3/22/12		74,100	74,097,184
0.01 – 0.02%, 3/29/12		29,750	29,748,572
0.02%, 4/05/12		2,750	2,749,857
0.01 – 0.03%, 4/12/12		85,500	85,495,811
0.02%, 4/19/12		8,800	8,799,481
0.02%, 5/10/12		2,050	2,049,781
0.01 – 0.03%, 5/17/12		27,100	27,096,450
0.01 – 0.03%, 5/24/12		75,670	75,658,801
0.04%, 5/31/12		6,300	6,298,954
0.05%, 6/21/12		14,000	13,996,402
0.05%, 6/28/12		9,200	9,197,286

Total US Treasury Obligations – 10.6%			1,007,136,903

Total Short-Term Securities (Cost – $1,242,954,647) – 13.0%			1,237,572,836

Options Purchased	Contracts
Exchange-Traded Call Options – 0.1%
Quicksilver Resources, Inc., Strike Price USD 9.00, Expires 3/17/12		2,316	46,320
S&P 500 Index:
Strike Price USD 1,265.00, Expires 2/18/12		1,371	4,723,095
Strike Price USD 1,350.00, Expires 2/18/12		576	288,000
SPDR Financial Select Sector, Strike Price USD 14.00, Expires 1/21/12		470	3,055

			5,060,470

Exchange-Traded Put Options – 0.0%
ConocoPhillips, Strike Price USD 70.00, Expires 5/19/12		2,426	940,075
S&P 500 Index:
Strike Price USD 1,015.00, Expires 1/21/12		243	3,645
Strike Price USD 1,165.00, Expires 1/21/12		243	104,490
SPDR Gold Trust, Strike Price USD 125.00, Expires 1/21/12		924	3,696

			1,051,906

Over-the-Counter Call Options – 0.0%
Deutsche Borse AG German Stock Index, Strike Price USD 3,319.87, Expires 9/21/12, Broker Goldman Sachs International		3,591	911,288
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 99.43, Expires 7/12/12, Broker Credit Suisse International		287,953	280,553
Strike Price USD 104.71, Expires 6/15/12, Broker Goldman Sachs Bank USA		197,945	67,301
Strike Price USD 102.90, Expires 6/15/12, Broker Deutsche Bank AG		92,381	35,863
Strike Price USD 86.70, Expires 9/21/12, Broker JPMorgan Chase Bank NA		146,133	908,884

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Over-the-Counter Call Options (concluded)
S&P 500 Index:
Strike Price USD 1,373.88, Expires 2/10/12, Broker JPMorgan Chase Bank NA	31,457	$47,843
Strike Price USD 1,355.00, Expires 2/24/12, Broker Bank of America NA	8,001	44,960
Strike Price USD 1,282.00, Expires 2/24/12, Broker Bank of America NA	4,855	192,053
Taiwan Taiex Index:
Strike Price USD 9,041.74, Expires 9/19/12, Broker JPMorgan Chase Bank NA	28,871	42,344
Strike Price USD 9,047.46, Expires 9/19/12, Broker Citibank NA	43,145	63,195
Strike Price USD 8,818.93, Expires 3/20/13, Broker Citibank NA	29,417	145,350
Strike Price USD 8,807.55, Expires 9/18/13, Broker Credit Suisse International	14,728	91,019
Strike Price USD 8,807.55, Expires 6/19/13, Broker Credit Suisse International	29,455	215,611
Strike Price USD 8,646.24, Expires 9/18/13, Broker Credit Suisse International	24,912	118,332
Strike Price USD 8,646.11, Expires 12/18/13, Broker JPMorgan Chase Bank NA	49,746	319,218
Tokyo Stock Price Index:
Strike Price JPY 825.00, Expires 6/08/12, Broker Morgan Stanley International	2,539,901	151,467
Strike Price JPY 825.55, Expires 6/08/12, Broker Deutsche Bank AG	2,306,555	127,714

		3,762,995

Over-the-Counter Put Options – 0.1%
Russell 2000 Index:
Strike Price USD 711.04, Expires 6/12/12, Broker Credit Suisse International	21,077	1,415,314
Strike Price USD 716.06, Expires 9/13/12, Broker Bank of America NA	24,983	1,836,465
Strike Price USD 701.68, Expires 5/18/12, Broker Morgan Stanley International	12,824	585,482
Strike Price USD 641.52, Expires 3/16/12, Broker Goldman Sachs International	25,462	383,712
Strike Price USD 703.15, Expires 4/20/12, Broker Goldman Sachs International	15,422	607,473

Options Purchased	Contracts	Value
Over-the-Counter Put Options (concluded)
S&P/ASX 200 Index, Strike Price AUD 3,969.10, Expires 2/16/12, Broker JPMorgan Chase Bank NA	7,232	$683,815

		5,512,261

Total Options Purchased (Cost – $32,091,477) – 0.2%		15,387,632

Total Investments Before Structured Options and Options Written (Cost – $9,393,113,814) – 101.5%		9,616,037,031

Over-the-Counter Structured Options	Units
United States – 0.0%
S&P 500 Index, Initial Reference Strike Price 1,300.35, One written put strike 1,131.30, One call strike 1,379.67, Expires 3/16/12, Broker JPMorgan Chase Bank NA	22,532	(322,912)
Taiwan Taiex Index:
Initial Reference Strike Price TWD 8,571.82, One written put strike USD 243.41, One call strike USD 290.81, Expires 12/19/12, Broker Citibank NA	29,421	(843,563)
Initial Reference Strike Price 8,775.89, One written put strike 7,345.42, 1.45 calls strike 8,775.89, Expires 12/19/12, Broker Citibank NA	28,888	(964,517)

Total Over-the-Counter Structured Options (Cost – $– ) – 0.0%		(2,130,992)

Options Written	Contracts
Exchange-Traded Call Options – (0.2)%
ACE Ltd., Strike Price USD 75.00, Expires 1/21/12	648	(3,240)
Activision Blizzard, Inc., Strike Price USD 12.50, Expires 1/19/13	2,246	(313,317)
AES Corp.:
Strike Price USD 11.00, Expires 1/21/12	662	(59,580)
Strike Price USD 12.00, Expires 2/18/12	707	(28,280)
American Eagle Outfitters, Strike Price USD 17.00, Expires 1/19/13	4,446	(622,440)
Apple, Inc., Strike Price USD 450.00, Expires 1/19/13	545	(2,158,200)
Calpine Corp., Strike Price USD 15.00, Expires 1/21/12	585	(81,900)
Cisco Systems, Inc., Strike Price USD 20.00, Expires 1/19/13	2,478	(386,568)
Colgate Palmolive Co., Strike Price USD 92.50, Expires 1/21/12	581	(72,915)

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Corning, Inc.:
Strike Price USD 17.50, Expires 1/19/13	9,316	$(586,908)
Strike Price USD 15.00, Expires 1/19/13	1,798	(229,245)
Dell, Inc., Strike Price USD 15.00, Expires 1/19/13	1,016	(205,232)
El Paso Corp., Strike Price USD 19.00, Expires 1/21/12	1,391	(1,057,160)
EMC Corp., Strike Price USD 25.00, Expires 1/19/13	1,296	(188,568)
EOG Resources, Inc., Strike Price USD 100.00, Expires 1/21/12	756	(196,182)
General Mills, Inc., Strike Price USD 42.00, Expires 4/21/12	1,484	(88,298)
Google, Inc., Class A, Strike Price USD 590.00, Expires 1/19/13	167	(1,874,575)
International Business Machines Corp., Strike Price USD 200.00, Expires 1/19/13	503	(510,545)
MasterCard, Inc., Class A, Strike Price USD 435.00, Expires 7/21/12	123	(157,133)
NetApp, Inc., Strike Price USD 42.00, Expires 1/19/13	2,616	(935,220)
NRG Energy, Inc.:
Strike Price USD 24.00, Expires 1/21/12	460	(1,150)
Strike Price USD 24.00, Expires 3/17/12	361	(1,805)
Oracle Corp., Strike Price USD 30.00, Expires 1/19/13	3,560	(678,180)
Polycom, Inc., Strike Price USD 32.50, Expires 1/21/12	974	(2,435)
QUALCOMM, Inc., Strike Price USD 65.00, Expires 4/21/12	818	(38,855)
SanDisk Corp.:
Strike Price USD 50.00, Expires 1/19/13	1,077	(896,603)
Strike Price USD 50.00, Expires 1/21/12	158	(21,883)
Sara Lee Corp., Strike Price USD 19.00, Expires 1/21/12	8,205	(246,150)
Seagate Technology:
Strike Price USD 17.50, Expires 1/19/13	1,294	(316,383)
Strike Price USD 17.50, Expires 1/21/12	1,379	(51,023)
The Southern Co., Strike Price USD 42.00, Expires 1/21/12	371	(162,313)
Symantec Corp., Strike Price USD 17.50, Expires 1/21/12	2,652	(11,934)
TE Connectivity Ltd., Strike Price USD 38.00, Expires 1/21/12, Broker Citigroup Global Markets, Inc.	303	(3,231)
United Technologies Corp., Strike Price USD 80.00, Expires 1/21/12	923	(4,153)
Valeant Pharmaceuticals International, Inc., Strike Price USD 50.00, Expires 1/19/13	518	(391,090)
Vertex Pharmaceuticals, Inc.:
Strike Price USD 40.00, Expires 1/19/13	1,449	(659,295)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Vertex Pharmaceuticals, Inc. (concluded):
Strike Price USD 35.00, Expires 7/21/12	1,577	$(685,995)
Whiting Petroleum Corp., Strike Price USD 55.00, Expires 1/21/12	863	(8,630)

		(13,936,614)

Exchange-Traded Put Options – 0.0%
CME Group, Inc., Strike Price USD 250, Expires 1/21/12	54	(53,730)
ConocoPhillips, Strike Price USD 55.00, Expires 5/19/12	2,426	(196,506)
Quicksilver Resources, Inc., Strike Price USD 6.00, Expires 3/17/12	2,316	(104,220)
S&P 500 Index, Strike Price USD 1,090.00, Expires 1/21/12	485	(48,500)
SPDR Financial Select Sector, Strike Price USD 12.00, Expires 1/21/12	470	(4,935)
SPDR Gold Trust, Strike Price USD 105.00, Expires 1/21/12	928	(1,392)
Time Warner Cable, Strike Price USD 60.00, Expires 1/21/12	386	(19,300)

		(428,583)

Over-the-Counter Call Options – 0.0%
American Eagle Outfitters, Strike Price USD 16.00, Expires 1/18/13, Broker Morgan Stanley & Co.	162,258	(273,098)
Beiersdorf AG, Strike Price EUR 48.00, Expires 3/16/12, Broker Deutsche Bank AG	19,300	(5,179)
China Unicom (Hong Kong) Ltd.:
Strike Price USD 18.76, Expires 1/31/12, Broker Citibank NA	853,711	(3,014)
Strike Price USD 18.75, Expires 2/28/12, Broker Citibank NA	744,141	(11,704)
MSCI Europe Excluding United Kingdom Index, Strike Price USD 113.85, Expires 7/12/12, Broker Credit Suisse International	287,953	(14,772)
PG&E Corp., Strike Price USD 43.00, Expires 1/20/12, Broker Deutsche Bank AG	19,100	(5,341)
Russell 2000 Index:
Strike Price USD 804.63, Expires 6/12/12, Broker Credit Suisse International	21,077	(397,125)
Strike Price USD 833.69, Expires 9/13/12, Broker Bank of America NA	24,983	(892,008)
Strike Price USD 771.17, Expires 4/20/12, Broker Goldman Sachs International	15,422	(532,676)
Strike Price USD 786.96, Expires 5/18/12, Broker Morgan Stanley International	12,824	(432,084)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Strike Price USD 748.89, Expires 3/16/12, Broker Goldman Sachs International	25,462	$(941,585)
Unilever NV CVA, Strike Price EUR 26.00, Expires 6/15/12, Broker Morgan Stanley International	190,260	(378,394)

		(3,886,980)

Over-the-Counter Put Options – (0.2)%
American Eagle Outfitters:
Strike Price USD 12.00, Expires 3/16/12, Broker Bank of America NA	527,427	(35,285)
Strike Price USD 11.75, Expires 3/16/12, Broker Bank of American NA	211,032	(10,318)
Beiersdorf AG, Strike Price EUR 38.00, Expires 1/20/12, Broker JPMorgan Chase Bank NA	42,019	(25)
Deutsche Borse AG German Stock Index, Strike Price USD 3,003.69, Expires 9/21/12, Broker Goldman Sachs International	2,565	(582,537)
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 99.84, Expires 6/15/12, Broker Goldman Sachs Bank USA	197,945	(3,242,339)
Strike Price USD 98.12, Expires 6/15/12, Broker Deutsche Bank AG	92,381	(1,321,162)
Strike Price USD 92.97, Expires 7/12/12, Broker Credit Suisse International	287,953	(3,268,036)
Strike Price USD 78.44, Expires 9/21/12, Broker JPMorgan Chase Bank NA	100,091	(558,453)
Russell 2000 Index:
Strike Price USD 616.72, Expires 6/12/12, Broker Credit Suisse International	21,077	(251,022)
Strike Price USD 621.07, Expires 9/13/12, Broker Bank of America NA	24,983	(1,044,384)
Strike Price USD 609.88, Expires 4/20/12, Broker Goldman Sachs International	15,422	(256,005)
Strike Price USD 611.72, Expires 5/18/12, Broker Morgan Stanley International	12,824	(280,939)
Strike Price USD 540.23, Expires 3/16/12, Broker Goldman Sachs International	25,462	(105,922)
S&P 500 Index, Strike Price USD 950.00, Expires 2/24/12, Broker Bank of America NA	4,855	(13,228)
S&P/ASX 200 Index:
Strike Price AUD 3,342.40, Expires 2/16/12, Broker JPMorgan Chase Bank NA	3,616	(47,134)
Strike Price AUD 3,551.30, Expires 2/16/12, Broker JPMorgan Chase Bank NA	3,616	(89,132)

Options Written	Contracts		Value
Over-the-Counter Put Options (concluded)
Taiwan Taiex Index:
Strike Price USD 7,608.62, Expires 9/19/12, Broker JPMorgan Chase Bank NA		28,871	$(1,151,590)
Strike Price USD 7,758.20, Expires 9/19/12, Broker Citibank NA		43,145	(1,907,047)
Strike Price USD 7,557.82, Expires 3/20/13, Broker Citibank NA		29,417	(1,329,123)
Strike Price USD 6,957.96, Expires 9/18/13, Broker Credit Suisse International		14,728	(652,451)
Taiwan Taiex Index (concluded):
Strike Price USD 7,574.49, Expires 6/19/13, Broker Credit Suisse International		29,455	(1,467,448)
Strike Price USD 7,176.38, Expires 9/18/13, Broker Credit Suisse International		15,098	(744,633)
Strike Price USD 7,180.59, Expires 12/18/13, Broker JPMorgan Chase Bank NA		30,149	(1,553,514)
Tokyo Stock Price Index:
Strike Price JPY 675.45, Expires 6/08/12, Broker Deutsche Bank AG		1,267,338	(365,519)
Strike Price JPY 675, Expires 6/08/12, Broker Morgan Stanley International		1,395,550	(407,188)

			(20,684,434)

	Notional Amount (000)
Over-the-Counter Put Swaptions – 0.0%
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, expiring 4/30/13, Broker Morgan Stanley & Co., Inc.	JPY	3,301,281	(122,581)

Total Options Written (Premiums Received – $39,733,980) – (0.4)%			(39,059,192)

Total Investments, Net of Structured Options and Options Written – 101.1%			9,574,846,847
Liabilities in Excess of Other Assets – (1.1)%			(107,192,272)

Net Assets – 100.0%			$9,467,654,575

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	Convertible security.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(l)	Variable rate security. Rate shown is as of report date.
(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,860,795	2,140,888	[1]	—	5,001,683	$5,001,683	—	$1,965
BlackRock Liquidity Series, LLC Money Market Series	$409,500	$62,401,183	[1]	—	$62,810,683	$62,810,683	—	$221,548
iShares Dow Jones US Telecommunications Sector Index Fund[2]	122,203	21,700		(149,203)	—	—	$100,998	$60,448
iShares Gold Trust	—	2,238,615		—	2,238,615	$34,094,107	—	—
iShares MSCI Brazil (Free) Index[2]	79,400	—		(79,400)	—	—	$850,345	—
iShares MSCI South Korea Index Fund[2]	71,000	—		(71,000)	—	—	$2,752,404	—
iShares Silver Trust	604,651	37,900		(560,800)	81,751	$2,202,372	$12,666,032	—

[1]	Represents net shares/beneficial interest purchased.
[2]	No longer an affiliated company or held by the Fund as of report date.
(o)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(p)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(q)	Represents the current yield as of report date.
(r)	Security was purchased with the cash collateral from loaned securities.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
447	CAC 40 Index	Euronext Paris	January 2012	$18,313,365	$524,461
94	DAX Index	Eurex	March 2012	$17,944,782	503,057
280	DJ Euro Stoxx 50	Eurex	March 2012	$8,363,964	447,719
14	Hang Seng China Enterprises Index	Hong Kong Futures Exchange	January 2012	$898,681	(14,763)
16	Hang Seng Index	Hong Kong Futures Exchange	January 2012	$1,901,064	(17,500)
301	MSCI Taiwan Index	Stock Exchange of Singapore	January 2012	$7,630,350	(5,719)
42	Nikkei 225 Index	Chicago Mercantile	March 2012	$2,293,166	34,066
2	S&P TSE 60 Index	Montreal Exchange	March 2012	$266,562	10,337
39	SGX MSCI Singapore Index	Stock Exchange of Singapore	January 2012	$1,805,898	(27,798)

Total					$1,453,860

•	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
192	S&P 500 Index	Chicago Mercantile	March 2012	$60,124,800	$(253,337)
798	Russell 2000 E-Mini Index	Chicago Mercantile	March 2012	58,956,240	(931,059)

Total					$(1,184,396)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	33,636,723	USD	631,794	Brown Brothers Harriman & Co.	1/02/12	$1,606
TWD	21,458,072	USD	709,147	Brown Brothers Harriman & Co.	1/02/12	(469)
GBP	1,681,125	USD	2,610,574	Deutsche Bank Securities, Inc.	1/03/12	213
USD	9,415	MYR	29,869	Brown Brothers Harriman & Co.	1/03/12	(8)
USD	7,691	SGD	10,027	Brown Brothers Harriman & Co.	1/03/12	(40)
BRL	745,126	USD	398,847	Brown Brothers Harriman & Co.	1/04/12	631
CAD	2,124,037	USD	2,085,352	Brown Brothers Harriman & Co.	1/04/12	(407)
IDR	1,330,743,716	USD	144,709	Brown Brothers Harriman & Co.	1/04/12	2,051
USD	49,049	CAD	49,922	Brown Brothers Harriman & Co.	1/04/12	46
USD	3,947,917	CAD	4,029,244	Brown Brothers Harriman & Co.	1/04/12	(7,169)
USD	292,435	JPY	22,747,940	Credit Suisse Securities (USA) LLC	1/04/12	(3,108)
USD	31,507	MYR	99,640	Brown Brothers Harriman & Co.	1/04/12	74
USD	2,031	THB	64,333	Brown Brothers Harriman & Co.	1/04/12	(8)
USD	95,050	JPY	7,332,954	Brown Brothers Harriman & Co.	1/05/12	(220)
USD	2,781	THB	88,295	Brown Brothers Harriman & Co.	1/05/12	(18)
CHF	9,487,932	EUR	7,737,860	Credit Suisse Securities (USA) LLC	1/06/12	86,555
CHF	19,558,194	EUR	15,951,367	UBS AG	1/06/12	177,479
NOK	123,233,140	USD	21,346,095	Deutsche Bank Securities, Inc.	1/06/12	(742,782)
NOK	100,347,120	USD	17,392,388	UBS AG	1/06/12	(615,382)
CAD	15,090,011	USD	14,641,967	Credit Suisse Securities (USA) LLC	1/12/12	167,317
CAD	7,783,171	USD	7,549,148	Deutsche Bank Securities, Inc.	1/12/12	89,229
USD	32,012,835	GBP	20,342,400	JPMorgan Chase Bank NA	1/12/12	423,258
AUD	5,974,000	USD	5,952,494	Deutsche Bank Securities, Inc.	1/13/12	151,474
CHF	13,530,650	EUR	10,938,278	UBS AG	1/13/12	249,565
USD	6,089,000	AUD	5,974,000	Deutsche Bank Securities, Inc.	1/13/12	(14,969)
EUR	8,934,584	USD	11,686,973	UBS AG	1/19/12	(122,327)
SGD	27,696,749	USD	21,279,195	HSBC Securities	1/19/12	73,480
JPY	985,828,145	USD	12,680,114	Deutsche Bank Securities, Inc.	1/27/12	131,936
JPY	3,111,247,902	USD	40,022,742	UBS AG	1/27/12	411,753
KRW	7,475,220,000	USD	6,449,715	Deutsche Bank Securities, Inc.	1/27/12	28,804
USD	17,925,612	GBP	11,553,000	JPMorgan Chase Bank NA	1/27/12	(12,654)
TWD	352,020,000	USD	11,656,291	HSBC Securities	2/03/12	(23,252)
USD	17,307,249	MXN	215,726,200	Citibank NA	2/09/12	1,892,823
USD	9,613,450	MYR	29,819,000	HSBC Securities	3/01/12	238,428
USD	32,346,420	JPY	2,480,000,000	UBS AG	3/09/12	89,973
CNY	193,999,112	USD	30,339,000	Credit Suisse Securities (USA) LLC	3/12/12	449,984
SGD	15,705,840	USD	12,968,244	JPMorgan Chase Bank NA	3/12/12	(860,184)
USD	18,336,555	MYR	56,913,000	HSBC Securities	4/03/12	461,635
CNH	98,368,345	USD	15,356,440	UBS AG	4/11/12	47,815
CNH	57,944,250	USD	9,100,000	UBS AG	4/11/12	(26,065)
USD	29,676,046	AUD	29,050,871	Credit Suisse Securities (USA) LLC	4/16/12	290,008
JPY	850,000,000	USD	10,967,742	Credit Suisse Securities (USA) LLC	5/14/12	105,593
USD	35,031,306	JPY	2,680,000,000	Credit Suisse Securities (USA) LLC	5/14/12	117,733
USD	689,614	AUD	670,700	Goldman Sachs & Co.	5/15/12	12,941
AUD	28,239,000	USD	27,562,676	JPMorgan Chase Bank NA	11/15/12	495,977
USD	29,256,019	AUD	28,910,050	Goldman Sachs & Co.	11/15/12	530,601
USD	27,597,975	AUD	28,239,000	JPMorgan Chase Bank NA	11/15/12	(460,678)

Total	$3,839,242

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.65	%(1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$561	$660
0.65	%(1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$283	1,299
1.63	%(2)	3-Month LIBOR	UBS AG	9/12/15	$121,563	231,493
1.57	%(2)	3-Month LIBOR	UBS AG	9/15/15	$116,897	146,422
1.56	%(2)	3-Month LIBOR	Bank of America NA	9/23/15	$119,198	122,664

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Interest rate swaps outstanding as of December 31, 2011 (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount	Unrealized Appreciation (Depreciation)
1.84% (1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$3,028	$(93,041)
1.84% (1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$1,758	(8,314)

Total					$401,183

(1)	Fund pays a fixed interest rate and receives floating rate.
(2)	Fund pays a floating interest rate and receives fixed rate.

•	Cross-currency swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
IDR 8.25% (3)	6-Month LIBOR	Credit Suisse Securities (USA) LLC	6/03/18	IDR	46,907,772	$15,375

(3)	Fund pays a floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of December 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Unrealized Appreciation (Depreciation)
Return on the MSCI Daily Total Return Net Emerging Markets USD Index	Receives	3-month LIBOR plus 0.38%	BNP Paribas	1/12/12	USD	9,387		$100,563
HSCEI Dividend Point Index Futures December 2012	Receives	HKD 35,228,625	Citibank NA	12/31/12	HKD	2,085	[1]	(246,849)
SGX Nikkei Stock Average Dividend Point Index Futures December 2012	Receives	JPY 35,034,750	Citibank NA	3/29/13	JPY	161	[1]	172,669
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	Receives	JPY 434,255,500	Citibank NA	3/31/14	JPY	265	[1]	170,079

Total								$196,462

[1]	Contract amount shown.

•

Fair Value Measurements–Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1–unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market- corroborated inputs)

•

Level 3–unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks:
Argentina	$10,863,288	—	—	$10,863,288
Australia	—	$101,806,456	—	101,806,456

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	231

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets (concluded)
Austria	—	$2,074,158	—	$2,074,158
Belgium	—	3,675,667	—	3,675,667
Brazil	$172,026,141	—	—	172,026,141
Canada	249,495,860	—	$4,093	249,499,953
Chile	4,636,431	—	—	4,636,431
China	3,782,869	106,011,890	—	109,794,759
Egypt	—	4,860,755	—	4,860,755
France	23,044,262	111,116,145	—	134,160,407
Germany	2,421,388	204,162,780	—	206,584,168
Hong Kong	—	62,672,750	—	62,672,750
India	—	39,066,714	—	39,066,714
Indonesia	—	9,080,823	—	9,080,823
Ireland	6,386,874	—	—	6,386,874
Israel	23,267,887	—	—	23,267,887
Italy	—	42,621,798	—	42,621,798
Japan	—	641,983,598	—	641,983,598
Kazakhstan	10,276,630	32,661	—	10,309,291
Luxembourg	—	1,370,327	—	1,370,327
Malaysia	—	42,293,081	—	42,293,081
Mexico	16,608,029	—	—	16,608,029
Netherlands	6,479,009	34,343,443	—	40,822,452
Norway	—	21,739,489	—	21,739,489
Philippines	4,155,266	—	—	4,155,266
Poland	—	1,287,197	—	1,287,197
Portugal	—	2,416,977	—	2,416,977
Russia	68,539,548	3,274,854	—	71,814,402
Singapore	—	72,675,644	—	72,675,644
South Africa	21,071,815	4,425,572	—	25,497,387
South Korea	25,242,687	52,767,207	—	78,009,894
Spain	2,281,216	20,090,742	—	22,371,958
Sweden	—	7,885,696	—	7,885,696
Switzerland	7,378,965	88,394,133	—	95,773,098
Taiwan	12,991,813	42,582,532	—	55,574,345
Thailand	25,481,527	—	—	25,481,527
Turkey	—	21,792,299	—	21,792,299
United Kingdom	83,213,050	212,322,086	—	295,535,136
United States	3,178,920,147	—	—	3,178,920,147
Corporate Bonds	—	511,862,591	52,469,663	564,332,254
Floating Rate Loan Interests	—	—	27,881,456	27,881,456
Foreign Agency Obligations	—	762,951,160	—	762,951,160
Non-Agency Mortgage-Backed Securities	—	9,765,342	—	9,765,342
US Treasury Obligations	—	778,338,639	—	778,338,639
Investment Companies	200,853,178	760,722	—	201,613,900
Preferred Securities	63,086,400	36,330,267	—	99,416,667
Warrants	1,380,872	4	—	1,380,876
Short-Term Securities:
Foreign Agency Obligations	—	156,218,656	—	156,218,656
Money Market Funds	5,001,683	62,810,683	—	67,812,366
Time Deposits	—	6,404,911	—	6,404,911
US Treasury Obligations	—	1,007,136,903	—	1,007,136,903

Total	$4,228,886,835	$5,291,407,352	$80,355,212	9,600,649,399

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$7,632,016	$635,364	$9,083,203	$17,350,583
Foreign currency exchange contracts	—	6,744,357	—	6,744,357
Interest rate contracts	—	502,538	—	502,538
Liabilities:
Equity contracts	(15,612,142)	(970,948)	(25,981,538)	(42,564,628)
Foreign currency exchange contracts	—	(2,889,740)	—	(2,889,740)
Interest rate contracts	—	(223,936)	—	(223,936)

Total	$(7,980,126)	$3,797,635	$(16,898,335)	$(21,080,826)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Foreign Agency Obligations	Total
Assets:
Balance, as of December 31, 2010	$161,644	$150,000	$42,066,332	$24,012,486	$130,303,509	$196,693,971
Accrued discounts/premiums	—	995	(478,784)	44,345	—	(433,444)
Net realized gain (loss)	(1,541,457)	(143,855)	355,412	540,507	1,181,240	391,847
Net change in unrealized appreciation/depreciation[2]	(9,680,535)	141,357	(5,878,101)	(377,901)	(1,363,102)	(17,158,282)
Purchases	1,165,501	—	37,527,536	13,976,500	—	52,669,537
Sales	(188,396)	(148,497)	(6,886,027)	(10,314,481)	(8,907,929)	(26,445,330)
Transfers in3	10,087,336	—	2,736,600	—	—	12,823,936
Transfers out[3]	—	—	(16,973,305)	—	(121,213,718)	(138,187,023)

Balance, as of December 31, 2011	$4,093	—	$52,469,663	$27,881,456	—	$80,355,212

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at December 31, 2011 was $(16,516,340).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts
	Assets	Liabilities	Total
Balance, as of December 31, 2010	$8,314,321	$(2,136,079)	$6,178,242
Accrued discounts/premium	—	—	—
Net realized gain (loss)	3,734,529	2,871,201	6,605,730
Net change in unrealized appreciation/depreciation[4]	(17,137,412)	(6,950,113)	(24,087,525)
Purchases	19,966,853	—	19,966,853
Issuances[5]	—	(19,048,964)	(19,048,964)
Sales	(4,743,846)	(717,583)	(5,461,429)
Settlements[6]	—	—	—
Transfers in7	—	—	—
Transfers out[7]	(1,051,242)	—	(1,051,242)

Balance, as of December 31, 2011	$9,083,203	$(25,981,538)	$(16,898,335)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2011 was $(17,816,224).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $58,546,411) (cost—$9,292,063,459)	$9,511,928,186
Investments at value—affiliated (cost—$101,050,355)	104,108,845
Cash pledged as collateral for financial futures contracts	44,100
Foreign currency at value (cost—$250,940)	284,388
Interest receivable	25,722,382
Dividends receivable	9,162,502
Investments sold receivable	7,472,651
Unrealized appreciation on foreign currency exchange contracts	6,728,982
Capital shares sold receivable	4,255,414
Margin variation receivable	983,310
Unrealized appreciation on swaps	961,224
Principal paydown receivable	298,660
Securities lending income receivable—affiliated	47,639
Swaps receivable	37,341
Prepaid expenses	88,863

Total assets	9,672,124,487

Liabilities:
Collateral on securities loaned at value	62,810,683
Bank overdraft	4,741,351
Investments purchased payable	84,356,783
Options written at value (premiums received—$39,733,980)	39,059,192
Investment advisory fees payable	4,178,388
Unrealized depreciation on foreign currency exchange contracts	2,889,740
Structured options at value (cost—$0)	2,130,992
Capital shares redeemed payable	1,471,999
Distribution fees payable	870,857
Unrealized depreciation on swaps	348,204
Swaps payable	107,084
Other affiliates payable	23,803
Officer’s and Directors’ fees payable	6,297
Other accrued expenses payable	1,474,539

Total liabilities	204,469,912

Net Assets	$9,467,654,575

Net Assets Consist of:
Paid-in capital	$9,348,936,844
Distributions in excess of net investment income	(25,248,471)
Accumulated net realized loss	(88,785,652)
Net unrealized appreciation/depreciation	232,751,854

Net Assets	$9,467,654,575

Net Asset Value:
Class I—Based on net assets of $1,737,293,985 and 116,816,870 shares outstanding, 200 million shares authorized, $0.10 par value	$14.87

Class II—Based on net assets of $25,767,554 and 1,734,752 shares outstanding, 200 million shares authorized, $0.10 par value	$14.85

Class III—Based on net assets of $7,704,593,036 and 580,339,517 shares outstanding, 200 million shares authorized, $0.10 par value	$13.28

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$140,712,521
Foreign taxes withheld	(7,604,209)
Dividends—affiliated	62,413
Interest	83,376,960
Securities lending—affiliated	221,548

Total income	216,769,233

Expenses:
Investment advisory	56,717,354
Distribution—Class II	33,339
Distribution—Class III	18,020,381
Custodian	1,707,779
Accounting services	1,217,422
Printing	896,185
Professional	311,843
Officer and Directors	182,887
Registration	75,455
Transfer agent—Class I	918
Transfer agent—Class II	13
Transfer agent—Class III	4,069
Miscellaneous	218,263

Total expenses	79,385,908
Less fees waived by advisor	(3,215)

Total expenses after fees waived	79,382,693

Net investment income	137,386,540

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	156,083,091
Investments—affiliated	16,369,779
Financial futures contracts	40,858,229
Foreign currency transactions	23,675,729
Options written and structured options	5,017,186
Swaps	(2,527,565)

239,476,449

Net change in unrealized appreciation/depreciation on:
Investments	(739,011,007)
Financial futures contracts	289,726
Foreign currency transactions	(737,921)
Option written and structured options	(4,000,929)
Swaps	(864,109)

(744,324,240)

Total realized and unrealized loss	(504,847,791)

Net Decrease in Net Assets Resulting from Operations	$(367,461,251)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$137,386,540	$97,673,129
Net realized gain	239,476,449	95,485,282
Net change in unrealized appreciation/depreciation	(744,324,240)	466,466,183

Net increase (decrease) in net assets resulting from operations	(367,461,251)	659,624,594

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(40,718,447)	(15,673,072)
Class II	(564,052)	(195,407)
Class III	(182,962,615)	(68,131,911)
Net realized gain:
Class I	(39,352,619)	(7,134,231)
Class II	(572,753)	(97,704)
Class III	(194,465,359)	(37,006,852)

Decrease in net assets resulting from dividends and distributions to shareholders	(458,635,845)	(128,239,177)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	2,387,328,653	1,964,036,225

Net Assets:
Total increase in net assets	1,561,231,557	2,495,421,642
Beginning of year	7,906,423,018	5,411,001,376

End of year	$9,467,654,575	$7,906,423,018

Distributions in excess of net investment income	$(25,248,471)	$(30,519,118)

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$16.15	$14.92	$12.52	$16.03	$14.78

Net investment income[2]	0.28	0.26	0.27	0.27	0.32
Net realized and unrealized gain (loss)	(0.84)	1.24	2.39	(3.39)	2.19

Net increase (decrease) from investment operations	(0.56)	1.50	2.66	(3.12)	2.51

Dividends and distributions from:
Net investment income	(0.36)	(0.19)	(0.24)	(0.33)	(0.47)
Net realized gain	(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—	—	(0.02)	—	—

Total dividends and distributions	(0.72)	(0.27)	(0.26)	(0.39)	(1.26)

Net asset value, end of year	$14.87	$16.15	$14.92	$12.52	$16.03

Total Investment Return:[3]
Based on net asset value	(3.49)%	10.05%	21.30%	(19.48)%	17.01%

Ratios to Average Net Assets:
Total expenses	0.69%	0.71%	0.74%	0.80%	0.78%

Total expenses after fees waived	0.69%	0.71%	0.74%	0.80%	0.78%

Total expenses after fees waived and excluding dividend expense	0.69%	0.71%	0.74%	0.80%	0.78%

Net investment income	1.75%	1.75%	1.99%	1.81%	2.03%

Supplemental Data:
Net assets, end of year (000)	$1,737,294	$1,403,484	$855,977	$589,326	$755,675

Portfolio turnover	31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$16.13	$14.91	$12.53	$16.03	$14.78

Net investment income[2]	0.26	0.24	0.24	0.25	0.30
Net realized and unrealized gain (loss)	(0.84)	1.23	2.39	(3.39)	2.19

Net increase (decrease) from investment operations	(0.58)	1.47	2.63	(3.14)	2.49

Dividends and distributions from:
Net investment income	(0.34)	(0.17)	(0.22)	(0.30)	(0.45)
Net realized gain	(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—	—	(0.03)	—	—

Total dividends and distributions	(0.70)	(0.25)	(0.25)	(0.36)	(1.24)

Net asset value, end of year	$14.85	$16.13	$14.91	$12.53	$16.03

Total Investment Return:[3]
Based on net asset value	(3.63)%	9.88%	21.05%	(19.57)%	16.82%

Ratios to Average Net Assets:
Total expenses	0.84%	0.86%	0.89%	0.95%	0.93%

Total expenses after fees waived	0.84%	0.86%	0.89%	0.95%	0.93%

Total expenses after fees waived and excluding dividend expense	0.84%	0.86%	0.89%	0.95%	0.93%

Net investment income	1.60%	1.60%	1.76%	1.69%	1.90%

Supplemental Data:
Net assets, end of year (000)	$25,768	$19,019	$7,843	$1,544	$1,521

Portfolio turnover	31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$14.49	$13.42	$11.30	$14.53	$13.51

Net investment income[2]	0.22	0.20	0.21	0.21	0.24
Net realized and unrealized gain (loss)	(0.74)	1.10	2.15	(3.07)	2.02

Net increase (decrease) from investment operations	(0.52)	1.30	2.36	(2.86)	2.26

Dividends and distributions from:
Net investment income	(0.33)	(0.15)	(0.22)	(0.31)	(0.45)
Net realized gain	(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—	—	(0.02)	—	—

Total dividends and distributions	(0.69)	(0.23)	(0.24)	(0.37)	(1.24)

Net asset value, end of year	$13.28	$14.49	$13.42	$11.30	$14.53

Total Investment Return:[3]
Based on net asset value	(3.64)%	9.76%	20.92%	(19.67)%	16.75%

Ratios to Average Net Assets:
Total expenses	0.94%	0.96%	0.99%	1.03%	1.04%

Total expenses after fees waived	0.94%	0.96%	0.99%	1.03%	1.04%

Total expenses after fees waived and excluding dividend expense	0.94%	0.96%	0.99%	1.03%	1.04%

Net investment income	1.50%	1.50%	1.75%	1.66%	1.67%

Supplemental Data:
Net assets, end of year (000)	$7,704,593	$6,483,920	$4,547,181	$1,820,988	$333,475

Portfolio turnover	31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented here are for the BlackRock Global Allocation V.I. Fund (“the Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

On March 18, 2011, the Company’s Board of Directors (the “Board”) approved certain changes to the Fund. In particular, the Board approved certain changes to the Fund’s principal investment strategies. These changes were effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Inter-company accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’slength transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero- coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counter-party. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to coun-terparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counter-party risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/ from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1

“Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counter-parties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/ return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Cross-currency swaps—The Fund enters into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/ or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by

Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Unrealized appreciation on swaps	$6,744,357
Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value — unaffiliated[2]	17,350,583
Interest rate contracts	Unrealized appreciation on swaps	502,538

Total		$24,597,478

	Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,889,740
Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps; Options written at value; Structured options at value	42,564,628
Interest rate contracts	Unrealized depreciation on swaps; Options written at value	223,936

Total		$45,678,304

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations

Year Ended December 31, 2011

	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$240,475	—	$21,014,113
Equity contracts	$40,858,229	(3,365,623)	$5,799,200	—
Interest rate contracts	—	597,583	—	—

Total	$40,858,229	$(2,527,565)	$5,799,200	$21,014,113

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$15,375	—	$(6,753,306)
Equity contracts	$289,726	(1,280,667)	$(20,294,494)	—
Interest rate contracts	—	401,183	174,978	—

Total	$289,726	$(864,109)	$(20,119,516)	$(6,753,306)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	467
Average number of contracts sold	1,194
Average notional value of contracts purchased	$24,704,492
Average notional value of contracts sold	$126,727,223
Foreign currency contracts:
Average number of contracts-US dollars purchased	42
Average number of contracts-US dollars sold	44
Average US dollar amounts purchased	$312,831,999
Average US dollar amounts sold	$609,112,541
Options:
Average number of option contracts purchased	9,690,559
Average number of option contracts written	25,947,249
Average notional value of option contracts purchased	$506,241,464
Average notional value of option contracts written	$445,362,112
Average number of swaption contracts written	1
Average notional value of swaption contracts written	$31,667,791
Structured Options:
Average number units	240,590
Average notional value	$139,306,829
Interest rate swaps:
Average number of contracts-pays fixed rate	2
Average number of contracts-receives fixed rate	2
Average notional value-pays fixed rate	$2,815,000
Average notional value- receives fixed rate	$189,782,750
Cross-currency swaps:
Average number of contracts- receives fixed rate	1
Average notional value- receives fixed rate	$4,035,740
Total return swaps:
Average number of contracts	4
Average notional value	$35,164,689

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily assets at an annual rate of 0.65% from January 1,2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 billion	0.65%
$6 billion — $8 billion	0.61%
$8 billion — $10 billion	0.59%
$10 billion — $15 billion	0.57%
Greater than $15 billion	0.55%

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $96,021 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending —affiliated in the Consolidated Statement of Operations. For the year ended December 31, 2011, BIM received $118,680 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including pay-downs and excluding short-term securities and US government securities for the year ended December 31, 2011, were $3,948,537,790 and $2,139,233,856, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011, were $437,768,619 and $328,585,918, respectively.

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls
	Contracts	Notional Amount (000)		Premiums Received
Outstanding options, beginning of year	19,028		—	$4,085,678
Options written	6,329,635		$22,135	33,314,806
Options exercised	(8,909)		—	(2,256,745)
Options expired	(3,803,348)		(22,135)	(1,987,197)
Options closed	(99,609)		—	(12,293,371)

Outstanding options, end of year	2,436,797		—	$20,863,171

	Puts
	Contracts	Notional Amount (000)		Premiums Received
Outstanding options, beginning of year	24,971		—	$2,910,553
Options written	4,723,161	JPY	3,389,049	39,514,251
Options expired	(147,962)		—	(6,649,260)
Options closed	(166,086)		(87,768)	(16,904,735)

Outstanding options, end of year	4,434,084	JPY	3,301,281	$18,870,809

As of December 31, 2011, the value of portfolio securities subject to covered call options written was $205,542,378.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	39

between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, the reclassification of distributions and income recognized from pass-through entities were reclassified to the following accounts:

Distributions in excess of net investment income	$92,129,221
Accumulated net realized loss	$(92,129,221)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$255,307,389	$84,000,390
Long-term capital gains	203,328,456	44,238,787

	$458,635,845	$128,239,177

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$6,179,193
Net unrealized gains[1]	123,810,780
Qualified late-year losses[2]	(11,272,242)

Total	$118,717,731

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sale, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, investments in passive foreign investment companies, investment in a wholly owned subsidiary and the timing of expense recognition.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$9,451,024,740

Gross unrealized appreciation	$758,325,448
Gross unrealized depreciation	(593,313,157)

Net unrealized appreciation	$165,012,291

6. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counter-parties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of December 31, 2011, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas, & Consumable Fuels	11%
US Treasury Obligations	9
Foreign Agency Obligations	9
Metals & Mining	5
Other[1]	66

[1]	All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	30,207,326	$492,191,630
Shares issued to shareholders in reinvestment of dividends and distributions	5,337,397	80,071,066
Shares redeemed	(5,649,450)	(90,812,935)

Net increase	29,895,273	$481,449,761

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	33,735,919	$514,181,290
Shares issued to shareholders in reinvestment of dividends and distributions	1,415,723	22,807,303
Shares redeemed	(5,615,241)	(84,604,184)

Net increase	29,536,401	$452,384,409

Class II Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	845,732	$13,617,451
Shares issued to shareholders in reinvestment of dividends and distributions	75,912	1,136,806
Shares redeemed	(366,001)	(5,877,067)

Net increase	555,643	$8,877,190

Class II Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	953,210	$14,474,676
Shares issued to shareholders in reinvestment of dividends and distributions	18,217	293,111
Shares redeemed	(318,390)	(4,770,306)

Net increase	653,037	$9,997,481

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	157,222,916	$2,279,604,233
Shares issued to shareholders in reinvestment of dividends and distributions	28,175,267	377,427,973
Shares redeemed	(52,402,350)	(760,030,504)

Net increase	132,995,833	$1,897,001,702

Class III Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	169,516,060	$2,321,974,102
Shares issued to shareholders in reinvestment of dividends and distributions	7,271,008	105,138,763
Shares redeemed	(68,244,761)	(925,458,530)

Net increase	108,542,307	$1,501,654,335

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	41

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Black-Rock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated for each of the three years in the period then ended). These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended (consolidated for each of the three years in the period then ended), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

Officers and Directors

Non-Interested Directors[1]

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness Industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Non-Interested Directors[1] (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Date shown is the earliest date a person has served as a Director for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.-

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Interested Directors[1]

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[1]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates, as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BlackRock Variable Series Funds, Inc.

Officers and Directors (concluded)

Funds Officers[1]

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 13, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

BlackRock Variable Series Funds, Inc.

Service Providers

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock Investment Management, LLC

Princeton, NJ 08540

BlackRock International Limited

Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corp.

Wilmington, DE 19809

Custodians

The Bank of New York Mellon1

New York, NY 10286

Brown Brothers Harriman & Co.2

Boston, MA 02109

[1]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[2]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Providence, RI 02940

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

BlackRock Variable Series Funds, Inc.

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at

http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy- related rights beyond what is set forth below, then Black-Rock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Transamerica BlackRock Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

2011 was a frustrating year for most investors. Although ongoing debt and deleveraging concerns have been with us for some time, the degree to which they escalated in 2011 was a surprise to many (us included), with the European debt crisis becoming the most important driving force for global markets.

In addition to the debt crisis, the early part of 2011 was also negatively impacted by the social unrest in the Middle East/North Africa region that resulted in unexpected and damaging increases in oil prices. These events were quickly followed by a devastating earthquake, tsunami and nuclear power crisis in Japan. In our view, these events were more significant than many realized and caused a significant disruption to global economic growth in the first half of 2011.

Against this already damaged backdrop came the intensification of the debt and credit issues in Europe that led to the near collapse of the European Monetary Union. As the crisis unfolded, it became increasingly clear that the real problem was that Europe could no longer rely on its monetary union, but instead required additional fiscal union. Further fiscal union, however, required austerity policies that ultimately exacerbated default risks by acting as a drag on economic growth. As the debt issues were intensifying, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat in Europe.

In the United States, economic growth weakened early in the year, although the data improved in each successive quarter. On the political front, strident partisan bickering reached new heights as brinksmanship became the norm. The lack of leadership, cooperation and decisiveness ultimately served to damage corporate and consumer confidence.

In this environment, financial markets endured unprecedented volatility as correlations between, and within, asset classes rose. Almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year. Bond markets generally outperformed stocks while U.S. equities, which finished the year flat to slightly up, were a noticeable outperformer. Emerging and European equities fell by double-digit percentages for the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica BlackRock Large Cap Value VP, Initial Class returned 2.66%. By comparison, its benchmark, the Russell 1000® Value Index, returned 0.39%.

STRATEGY REVIEW

Overall, both stock selection and sector allocation decisions contributed positively to performance. One of the largest contributions to positive results came from the health care sector. Strength was notable in the providers & services industry, where a combination of disciplined pricing and muted medical cost trends resulted in rising earnings expectations for managed care organizations; a segment in which the Fund was overweight. The greatest individual contributor in health care and one of the largest contributors overall was an overweight position in Humana, Inc. More broadly, a substantial sector overweight aided results as the market flocked to the safety of the defensive sector. A sector underweight and stock selection in energy also contributed to returns. While the fund was underweight the energy sector as a whole, its overweight and stock selection in the oil, gas & consumable fuels industry had a positive impact on returns. Marathon Oil Corp. was the strongest individual contributor within the industry.

Stock selection in consumer discretionary also contributed positively. At the industry level, the most positive performance came from the media industry, where outperformance was driven by strong advertising trends. Advertising spending by consumer-related businesses continued to rise as corporations transition their focus from cost reduction to revenue growth amid a slow-growth consumer environment. Additionally, a surge in competing media distribution platforms has driven demand for premium content, thereby granting pricing power to select content providers. The greatest individual contributor within consumer discretionary was CBS Corp.

Two of the largest detractors for the fund at the sector level included telecommunication services (“telecom”) and consumer staples. Stock selection was the primary detractor in the telecom sector, relating specifically to the fund’s preference for wireless holdings, which underperformed over the period on disappointing results that included a surprising uptick in the competitive environment and customer churn rates. Additionally, the fund’s exposure is principally comprised of leveraged turnaround stories in the wireless space. These stocks were hit hard on weak third-quarter performance. The largest individual detractor in telecom, and the portfolio overall, was Sprint Nextel Corp. In consumer staples, both a sector underweight and stock selection detracted from performance. The fund’s underweight in this defensive sector hurt relative performance as the market flocked to the safety of these relatively recession-resistant names.

Robert C. Doll, Jr., CFA

Daniel Hanson, CFA

Peter Stournaras, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Page 1	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	2.66%	(2.20)%	4.80%	05/01/1996
Russell 1000® Value*	0.39%	(2.64)%	3.89%

Service Class	2.46%	(2.46)%	6.94%	05/01/2003

NOTES

*

The Russell 1000® Value Index (“Russell 1000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Page 2	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica BlackRock Large Cap Value VP
Initial Class	$1,000.00	$927.50	$3.94	$1,021.12	$4.13	0.81%
Service Class	1,000.00	926.40	5.15	1,019.86	5.40	1.06

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stock	99.8%
Securities Lending Collateral	4.6
Short Term Investment Company	0.1
Other Assets and Liabilities - Net	(4.5)

Total	100.0%

Transamerica Series Trust	Page 3	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.8%
Aerospace & Defense - 5.3%
General Dynamics Corp.	210,000	$13,946
L-3 Communications Holdings, Inc.	80,000	5,334
Lockheed Martin Corp. ^	160,000	12,944
Northrop Grumman Corp. ^	260,000	15,205
Raytheon Co. ^	310,000	14,998
Auto Components - 0.8%
Autoliv, Inc. ^	110,000	5,884
TRW Automotive Holdings Corp. ‡	100,000	3,260
Beverages - 0.5%
Constellation Brands, Inc. - Class A ‡	260,000	5,374
Biotechnology - 2.8%
Amgen, Inc.	350,000	22,474
Biogen Idec, Inc. ‡	100,000	11,005
Capital Markets - 0.7%
State Street Corp.	210,000	8,465
Chemicals - 2.9%
Cabot Corp. ^	10,000	321
CF Industries Holdings, Inc.	90,000	13,049
Cytec Industries, Inc. ^	141,000	6,296
Huntsman Corp.	340,000	3,400
Lyondellbasell Industries NV - Class A	200,000	6,498
Rockwood Holdings, Inc. ‡	120,000	4,724
Commercial Banks - 1.3%
East-West Bancorp, Inc. ^	140,000	2,765
KeyCorp	1,700,000	13,073
Communications Equipment - 1.7%
Brocade Communications Systems, Inc. ‡	950,000	4,931
Motorola Solutions, Inc.	320,000	14,812
Computers & Peripherals - 4.0%
Dell, Inc. ‡	880,000	12,875
Lexmark International, Inc. - Class A	360,000	11,905
Seagate Technology PLC	650,000	10,660
Western Digital Corp. ‡	400,000	12,380
Consumer Finance - 3.5%
Capital One Financial Corp.	360,000	15,224
Discover Financial Services	600,000	14,400
SLM Corp.	870,000	11,658
Containers & Packaging - 0.5%
Sealed Air Corp.	369,000	6,350
Diversified Financial Services - 0.2%
JPMorgan Chase & Co.	70,000	2,328
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	300,000	9,072
Level 3 Communications, Inc. ‡ ^	190,000	3,228
Electric Utilities - 0.3%
NV Energy, Inc. ^	240,000	3,924
Electronic Equipment & Instruments - 0.2%
Tech Data Corp. ‡ ^	40,000	1,976
Energy Equipment & Services - 1.5%
Nabors Industries, Ltd. ‡	610,000	10,577
SEACOR Holdings, Inc. ‡ ^	80,000	7,117
Food & Staples Retailing - 3.1%
Kroger Co.	550,000	13,321
Safeway, Inc. ^	620,000	13,045
SUPERVALU, Inc. ^	1,200,000	9,744
Food Products - 0.6%
Smithfield Foods, Inc. ‡	100,000	2,428
Tyson Foods, Inc. - Class A	230,000	4,747
Health Care Providers & Services - 9.9%
Aetna, Inc.	340,000	14,345
AmerisourceBergen Corp. - Class A	300,000	11,157
Cardinal Health, Inc.	300,000	12,183
CIGNA Corp.	310,000	13,020

	Shares	Value (000’s)
Health Care Providers & Services (continued)
Coventry Health Care, Inc. ‡	210,000	$6,378
Health Net, Inc. ‡	190,000	5,780
Humana, Inc.	160,000	14,018
UnitedHealth Group, Inc.	450,000	22,805
WellPoint, Inc.	250,000	16,563
Hotels, Restaurants & Leisure - 0.7%
International Game Technology	450,000	7,740
Household Products - 0.7%
Procter & Gamble Co.	130,000	8,672
Independent Power Producers & Energy Traders - 1.3%
AES Corp. ‡	520,000	6,157
NRG Energy, Inc. ‡	528,600	9,578
Industrial Conglomerates - 2.3%
General Electric Co.	630,000	11,283
Tyco International, Ltd.	340,000	15,882
Insurance - 8.6%
ACE, Ltd.	230,000	16,127
American Financial Group, Inc. ^	304,400	11,229
Aspen Insurance Holdings, Ltd. ^	50,000	1,325
Assurant, Inc.	331,200	13,598
Assured Guaranty, Ltd.	250,000	3,285
Berkshire Hathaway, Inc. - Class B ‡	20,000	1,526
CNA Financial Corp.	10,000	268
Fidelity National Financial, Inc. - Class A ^	120,000	1,912
HCC Insurance Holdings, Inc. ^	290,000	7,975
Kemper Corp. ^	90,000	2,629
Principal Financial Group, Inc.	270,000	6,642
Protective Life Corp.	80,000	1,805
Reinsurance Group of America, Inc. - Class A ^	50,000	2,613
Torchmark Corp.	280,000	12,149
Unum Group	610,000	12,853
Validus Holdings, Ltd.	190,000	5,985
IT Services - 0.3%
Total System Services, Inc.	210,000	4,108
Machinery - 0.4%
AGCO Corp. ‡ ^	90,000	3,867
ITT Corp.	70,000	1,353
Media - 2.0%
CBS Corp. - Class B	550,000	14,927
DISH Network Corp. - Class A	300,000	8,544
Multiline Retail - 1.2%
Dillard’s, Inc. - Class A	10,000	449
Macy’s, Inc.	430,000	13,837
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	280,000	5,625
NiSource, Inc.	270,000	6,429
Oil, Gas & Consumable Fuels - 11.5%
Chevron Corp.	460,000	48,944
ConocoPhillips	420,000	30,605
Marathon Oil Corp.	550,000	16,099
Murphy Oil Corp.	240,000	13,378
Tesoro Corp. ‡	470,000	10,979
Valero Energy Corp.	670,000	14,104
Paper & Forest Products - 2.2%
International Paper Co.	470,000	13,912
MeadWestvaco Corp.	420,000	12,579
Pharmaceuticals - 9.6%
Abbott Laboratories	230,000	12,933
Bristol-Myers Squibb Co.	660,000	23,258
Eli Lilly & Co.	410,000	17,040
Forest Laboratories, Inc. ‡	430,000	13,012
Johnson & Johnson	50,000	3,279
Pfizer, Inc.	1,990,000	43,063

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Road & Rail - 0.7%
Ryder System, Inc.	150,000	$7,971
Semiconductors & Semiconductor Equipment - 6.9%
Applied Materials, Inc.	1,240,000	13,280
Intel Corp.	1,460,000	35,404
KLA-Tencor Corp. ^	250,000	12,063
Marvell Technology Group, Ltd. ‡	870,000	12,050
Novellus Systems, Inc. ‡ ^	220,000	9,084
Software - 3.5%
Activision Blizzard, Inc.	950,000	11,704
CA, Inc.	385,100	7,785
Microsoft Corp.	440,000	11,422
Symantec Corp. ‡	650,000	10,173
Specialty Retail - 2.4%
Best Buy Co., Inc. ^	100,000	2,337
DSW, Inc. - Class A ^	70,000	3,095
GameStop Corp. - Class A ‡ ^	490,000	11,823
Limited Brands, Inc.	280,000	11,298
Thrifts & Mortgage Finance - 0.1%
Washington Federal, Inc.	70,000	979
Tobacco - 2.5%
Lorillard, Inc.	130,000	14,820
Philip Morris International, Inc.	190,000	14,911
Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp. ‡	3,910,000	9,149
Telephone & Data Systems, Inc. ^	140,000	3,625

Total Common Stocks (cost $1,099,777)		1,178,496

	Shares	Value (000’s)
SHORT-TERM INVESTMENT COMPANY - 0.1%
Capital Markets - 0.1%
BlackRock Provident TempFund 24 à	1,736	$1,736
Total Investment Company (cost $1,736)
SECURITIES LENDING COLLATERAL - 4.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% 	53,741,591	53,742
Total Securities Lending Collateral (cost $53,742)

Total Investment Securities (cost $1,155,255)		1,233,974
Other Assets and Liabilities - Net		(53,149)

Net Assets		$1,180,825

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $52,420.
‡	Non-income producing security.
à	The investment issuer is affiliated with the sub-adviser of the fund.
	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $1,164,972. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $111,137 and $42,135, respectively. Net unrealized appreciation for tax purposes is $69,002.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$1,129,329	$49,167	$—	$1,178,496
Short-Term Investment Company	1,736	—	—	1,736
Securities Lending Collateral	53,742	—	—	53,742

Total	$1,184,807	$49,167	$—	$1,233,974

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,155,255) (including securities loaned of $52,420)	$1,233,974
Receivables:
Shares sold	1,049
Securities lending income (net)	18
Dividends	1,008
Prepaid expenses	3

1,236,052

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	569
Management and advisory fees	751
Distribution and service fees	18
Transfer agent fees	1
Administration fees	20
Printing and shareholder reports fees	39
Audit and tax fees	9
Other	78
Collateral for securities on loan	53,742

55,227

Net assets	$1,180,825

Net assets consist of:
Capital stock ($.01 par value)	$859
Additional paid-in capital	1,659,135
Undistributed (accumulated) net investment income (loss)	19,627
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(577,515)
Net unrealized appreciation (depreciation) on:
Investment securities	78,719

Net assets	$1,180,825

Net assets by class:
Initial Class	$1,092,567
Service Class	88,258
Shares outstanding:
Initial Class	79,489
Service Class	6,404
Net asset value and offering price per share:
Initial Class	$13.74
Service Class	13.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $143)	$30,396
Interest income	2
Securities lending income (net)	415

30,813

Expenses:
Management and advisory	10,206
Distribution and service:
Service Class	212
Printing and shareholder reports	126
Custody	150
Administration	276
Legal	101
Audit and tax	16
Trustees	42
Transfer agent	10
Other	44

Total expenses	11,183

Net investment income	19,630

Net realized gain (loss) on transactions from:
Investment securities	60,035
Foreign currency transactions	(2)

60,033

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(50,536)
Translation of assets and liabilities denominated in foreign currencies	3

Change in unrealized appreciation (depreciation)	(50,533)

Net realized and unrealized gain	9,500

Net increase in net assets resulting from operations	$29,130

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$19,630	$24,010
Net realized gain (loss) from investment securities and foreign currency transactions	60,033	8,121
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(50,533)	80,468

Net increase in net assets resulting from operations	29,130	112,599

Distributions to shareholders:
From net investment income:
Initial Class	(22,673)	(12,888)
Service Class	(1,337)	(435)

Total distributions to shareholders	(24,010)	(13,323)

Capital share transactions:
Proceeds from shares sold:
Initial Class	80,270	63,240
Service Class	32,665	23,855

	112,935	87,095

Proceeds from fund acquisition:
Initial Class	—	733,172
Service Class	—	26,318

	—	759,490

Dividends and distributions reinvested:
Initial Class	22,673	12,888
Service Class	1,337	435

	24,010	13,323

Cost of shares redeemed:
Initial Class	(449,642)	(654,884)
Service Class	(21,937)	(15,948)

	(471,579)	(670,832)

Net increase (decrease) in net assets from capital shares transactions	(334,634)	189,076

Net increase (decrease) in net assets	(329,514)	288,352

Net assets:
Beginning of year	1,510,339	1,221,987

End of year	$1,180,825	$1,510,339

Undistributed net investment income	$19,627	$24,009

Share activity:
Shares issued:
Initial Class	5,709	4,981
Service Class	2,335	1,873

	8,044	6,854

Shares issued on fund acquisition:
Initial Class	—	54,725
Service Class	—	1,956

	—	56,681

Shares issued-reinvested from distributions:
Initial Class	1,784	1,151
Service Class	104	39

	1,888	1,190

Shares redeemed:
Initial Class	(33,054)	(50,883)
Service Class	(1,620)	(1,278)

	(34,674)	(52,161)

Net increase (decrease) in shares outstanding:
Initial Class	(25,561)	9,974
Service Class	819	2,590

	(24,742)	12,564

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.65	$12.46	$11.09 $	19.16	$20.80
Investment operations
Net investment income(A)	0.20	0.19	0.19	0.21	0.20
Net realized and unrealized gain (loss)	0.14	1.09	1.35	(6.18)	0.72

Total operations	0.34	1.28	1.54	(5.97)	0.92

Distributions
From net investment income	(0.25)	(0.09)	(0.17)	(0.15)	(0.20)
From net realized gains	—	—	—	(1.95)	(2.36)

Total distributions	(0.25)	(0.09)	(0.17)	(2.10)	(2.56)

Net asset value
End of year	$13.74	$13.65	$12.46	$11.09	$19.16

Total return(B)	2.66%	10.44%	13.99%	(33.89%)	4.64%
Net assets end of year (000’s)	$1,092,567	$1,433,863	$1,184,485	$712,006	$860,991
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.84%	0.83%	0.85%
Net investment income, to average net assets	1.44%	1.50%	1.73%	1.38%	0.94%
Portfolio turnover rate	85%	99%	128%	85%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.69	$12.52	$11.13	$19.21	$20.87
Investment operations
Net investment income(A)	0.17	0.16	0.17	0.17	0.14
Net realized and unrealized gain (loss)	0.15	1.09	1.35	(6.20)	0.73

Total operations	0.32	1.25	1.52	(6.03)	(0.87)

Distributions
From net investment income	(0.23)	(0.08)	(0.13)	(0.10)	(0.17)
From net realized gains	—	—	—	(1.95)	(2.36)

Total distributions	(0.23)	(0.08)	(0.13)	(2.05)	(2.53)

Net asset value
End of year	$13.78	$13.69	$12.52	$11.13	$19.21

Total return(B)	2.46%	10.15%	13.71%	(34.06%)	4.35%
Net assets end of year (000’s)	$88,258	$76,476	$37,502	$15,319	$33,514
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.09%	1.08%	1.10%
Net investment income, to average net assets	1.22%	1.26%	1.47%	1.06%	0.70%
Portfolio turnover rate	85%	99%	128%	85%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Large Cap Value VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows: Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that is observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. ETF’s are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

Transamerica Series Trust		Annual Report 2011

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The hierarchy classification of inputs, used to value the Fund’s investments at December 31, 2011, are disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$35,508	3.01%
Transamerica Asset Allocation-Growth VP	86,480	7.32
Transamerica Asset Allocation-Moderate VP	126,361	10.70
Transamerica Asset Allocation-Moderate Growth VP	235,382	19.93
Transamerica BlackRock Tactical Allocation VP	45,510	3.85

Total	$529,241	44.81%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.65%
Over $2 billion	0.625%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$1,174,212
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,514,230
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(2)
Undistributed (accumulated) net realized gain (loss) from investment securities	2

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$218,865	December 31, 2015
171,033	December 31, 2016
151,956	December 31, 2017
7,657	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $70,254.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$24,010
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	13,323
Long-termCapital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$19,627

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(549,511)

Post October Short Term Capital Loss Deferral	(18,287)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	69,002

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Large Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Large Cap Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Large Cap Value VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

2011 was a frustrating, volatile, and disappointing year for most investors. Entering 2011, investor expectations focused on a continuation of the global economic recovery from the Great Recession of 2009 despite ongoing deleveraging as well as debt and credit concerns. The first shock to financial markets was the social and political upheavals across the Middle East/North Africa region, resulting in soaring prices of oil. That was quickly followed by a devastating earthquake, tsunami, and nuclear power crisis in Japan that dampened Japanese and global growth in a variety of ways. The crowning blow was the intensification of the debt and credit issues in Europe, which led to a near collapse of the European Monetary Union. As the crisis in Europe unfolded, it became increasingly clear that an underlying problem was that the monetary union lacked sufficient fiscal unity. Establishing greater fiscal union required austerity policies that have exacerbated default risks, in part due to their slowing effect on economic growth. Additionally, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat. In the United States, economic growth weakened during the year, although some pickup occurred in the fourth quarter. Political gridlock reached new heights in Washington, DC with respect to fiscal policy, further damaging corporate and consumer confidence. In the developing world, rising inflation resulted in monetary policy tightening for some economies, which had the effect of slowing economic growth in many countries.

Overall, unprecedented volatility and rising correlations in markets discouraged traders and investors alike in 2011. The “risk-on, risk-off” alternation occurred frequently, with “risk-off” assets winning for the year. The U.S. equity market was a notable outperformer finishing the year about flat, while emerging and European equities posted double-digit percentage declines. Job growth improved and unemployment fell, although both by disappointing amounts. Commodities were mixed and volatile, with oil and gold coming out the strongest. Dividends, share buybacks, and acquisitions for cash increased significantly as corporations continued to shun outright business expansion.

We continue to operate in a post-credit-bust world, the consequences of which are expected to be a long tail of deleveraging. As a result, we expect economic growth to be slow. However, we expect the deleveraging effect should be partially offset by the forces of accommodative monetary policy in much of the world, which are designed to provide the liquidity necessary for solvency and debt repayment. According to our forecast, slow economic growth is likely to permit acceptable, but lackluster, earnings growth. In our opinion, “risk” and “safe” assets appear to be priced for such an environment, but not for a “left-tail” event whereby financial contagion could do significant damage. Our mainline scenario assumes a continued “muddle through” for these issues, especially the European debt problem. Whenever deflation is a risk factor for the global economy, equity valuations remain under pressure. Importantly, the U.S. household sector has been steadily restructuring its balance sheet and lowering its debt service ratio. This positive step, combined with some increase in the pace of job creation, provides hope for a better year for equities.

PERFORMANCE

For the year ended December 31, 2011, Transamerica BlackRock Tactical Allocation VP, Service Class returned 3.74%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index, the Morgan Stanley Capital International-Europe, Australasia, Far East Index, and the Barclays Capital U.S. Aggregate Bond Index, returned 1.03%, (11.73)%, and 7.84%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Tactical Allocation VP is a global multi-asset fund consisting of both stocks and bonds. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, 2) by allocating capital to underlying managers that seek to generate alpha via sector and security selection.

In addition to being broadly diversified across geography, style, size, and market, the Fund also utilizes a multi-manager framework. This structure provides diversification and greater stability of the alpha return and ensures the fund is not dominated by one manager’s investment views. In addition to generating alpha through underlying manager security selection, the portfolio manager team employs tactical asset allocation to add additional value vs. its stated benchmark.

For the year ended December 31, 2011, the fund successfully generated alpha through both asset allocation and sector/security selection. Within asset allocation, the primary source of alpha for the year was underlying manager alpha, particularly within fixed income. Equity managers had a patchy year, but overall, the asset allocation was able to deliver outperformance.

As we look forward to 2012, we anticipate global divergence between economies geared for growth and economies mired in their respective financial difficulties. In line with this view, we expect U.S. equities to outperform at least in the first half of 2012 and emerging equities to add value through the year.

Phil Green

Michael Huebsch

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Service Class	3.74%	13.64%	05/01/2009
Russell 3000® *	1.03%	17.30%
MSCI-EAFE*	(11.73)%	10.31%
Barclays Capital U.S. Aggregate Bond *	7.84%	7.45%

Initial Class	N/A	(3.20)%	05/01/2011

NOTES

*

The Russell 3000® Index (“Russell 3000®”), Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”), and Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Service Class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica BlackRock Tactical Allocation VP
Initial Class	$1,000.00	$977.80	$0.80	$1,024.40	$0.82	0.16%
Service Class	1,000.00	976.50	2.04	1,023.14	2.09	0.41

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Bonds	53.4%
U.S. Stocks	35.3
Tactical and Specialty	9 .4
Global/International Stocks	1 .9
Other Assets and Liabilities - Net	0 .0 *

Total	100.0%

*	Amount rounds to less than 0.1%.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Bonds - 53.4%
Transamerica JPMorgan Core Bond VP	8,526,949	$110,680
Transamerica PIMCO Total Return VP	8,461,316	99,082
Global/International Stocks - 1.9%
Transamerica MFS International Equity VP	1,200,657	7,468
Tactical and Specialty - 9.4%
Transamerica BlackRock Global Allocation	2,901,822	29,744
Transamerica Loomis Sayles Bond	754,026	7,178
U.S. Stocks - 35.3%
Transamerica BlackRock Large Cap Value VP	3,309,819	45,510
Transamerica Jennison Growth VP	4,566,590	35,802
Transamerica JPMorgan Mid Cap Value VP	591,060	8,009
Transamerica Morgan Stanley Mid-Cap Growth VP	441,308	11,973
Transamerica WMC Diversified Growth VP	1,740,037	37,463

Total Investment Companies (cost $398,765)		392,909
Other Assets and Liabilities - Net		(146)

Net Assets		$392,763

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The portfolio invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
The portfolio invests its assets in the Class I2 shares of the affiliated Transamerica Funds.
Aggregate cost for federal income tax purposes is $399,505. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $433 and $7,029, respectively. Net unrealized depreciation for tax purposes is $6,596.

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$392,909	$—	$—	$392,909

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies, at value (cost: $398,765)	$392,909
Receivables:
Shares sold	390

	393,299

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment securities purchased	264
Shares redeemed	126
Management and advisory fees	33
Distribution and service fees	81
Transfer agent fees	—	(A)
Administration fees	7
Audit and tax fees	9
Printing and shareholder reports fees	5
Other	11

	536

Net assets	$392,763

Net assets consist of:
Capital stock ($.01 par value)	$287
Additional paid-in capital	376,566
Undistributed (accumulated) net investment income (loss)	8,507
Undistributed (accumulated) net realized gain
(loss) from investments in affiliated investment companies	13,259
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(5,856)

Net assets	$392,763

Net assets by class:
Initial Class (B)	$1,096
	391,667
Shares outstanding:
Initial Class (B)	113
Service Class	28,582
Net asset value and offering price per share:
Initial Class (B)	$9.68
Service Class	13.70

(A)	Rounds to less than $1.
(B)	Commenced operations on May 1, 2011.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$9,704
Interest income	—	(A)

	9,704

Expenses:
Management and advisory	299
Distribution and service:
Service Class	746
Printing and shareholder reports	26
Custody	15
Administration	60
Legal	19
Audit and tax	14
Trustees	9
Transfer agent	2
Other	7

Total expenses	1,197

Net investment income	8,507

Net realized gain (loss) from:
Investments in affiliated investment companies	12,300
Distributions from affiliated investments in investment companies	1,227

	13,527

Net decrease in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	(14,114)

Net realized and unrealized loss on investments in affiliated investment companies	(587)

Net increase in net assets resulting from operations	$7,920

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$8,507	$3,546
Net realized gain from investments in affiliated investment companies	13,527	2,355
Change in net unrealized appreciation
(depreciation) on investments in affiliated investment companies	(14,114)	7,200

Net increase in net assets resulting from operations	7,920	13,101

Distributions to shareholders:
From net investment income:
Service Class	(3,546)	(428)
From net realized gains:
Service Class	(2,623)	(333)

Total distributions to shareholders	(6,169)	(761)

Capital share transactions:
Proceeds from shares sold:
Initial Class(A)	1,254
Service Class	207,582	148,135

	208,836	148,135

Dividends and distributions reinvested:
Service Class	6,169	761

Cost of shares redeemed:
Initial Class(A)	(168)
Service Class	(16,733)	(10,477)

	(16,901)	(10,477)

Net increase in net assets resulting from capital shares transactions	198,104	138,419

Net increase in net assets	199,855	150,759

Net assets:
Beginning of year	192,908	42,149

End of year	$392,763	$192,908

Undistributed net investment income	$8,507	$3,546

Share activity:
Shares issued:
Initial Class (A)	130
Service Class	15,013	11,632

	15,143	11,632

Shares issued-reinvested from distributions:
Service Class	461	62

Shares redeemed:
Initial Class (A)	(17)
Service Class	(1,214)	(829)

	(1,231)	(829)

Net increase (decrease) in shares outstanding:
Initial Class (A)	113
Service Class	14,260	10,865

	14,373	10,865

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	May 1 to Dec 31, 2011(A)		December 31, 2011	December 31, 2010	May 1 to Dec 31, 2009(B)
Net asset value
Beginning of period/year	$10.00		$13.47	$12.19	$10.00
Investment operations
Net investment income(C),(D)	0.18		0.39	0.44	0.34
Net realized and unrealized gain (loss)	(0.50)		0.11	0.92	1.85

Total operations	(0.32)		0.50	1.36	2.19

Distributions
From net investment income	—		(0.15)	(0.05)	—
From net realized gains	—		(0.12)	(0.03)	—

Total distributions	—		(0.27)	(0.08)	—

Net asset value
End of year	$9.68		$13.70	$13.47	$12.19

Total return(E)	(3.20	)%(F)	3.74%	11.24%	21.90	%(F)
Net assets end of year (000’s)	$1,096		$391,667	$192,908	$42,149
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.15	%(H)	0.40%	0.42%	0.50	%(H)
Before reimbursement/fee waiver	0.15	%(H)	0.40%	0.41%	0.61	%(H)
Net investment income, to average net assets(D)	2.77	%(H)	2.85%	3.47%	4.36	%(H)
Portfolio turnover rate(I)	62	%(F)	62%	46%	19	%(F)

(A)	Commenced operations on May 1, 2011.
(B)	Commenced operations on May 1, 2009.
(C)	Calculated based on average number of shares outstanding.
(D)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Service Class and Initial Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method. Each class bears its own specific expenses as well as a portion of general, common expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows: Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed at the end of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $1 billion	0.10%
Over $1 billion	0.08%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Investment concentration: Throughout the year, the Fund can have investments that account for a significant percentage of the Fund’s total assets. For investments that are 25% or greater of the Fund’s total assets at December 31, 2011, the most recent financial statements of the investments listed below, including the Schedules of Investments, accompany this report.

Investment Name	% of Total Assets
Transamerica JPMorgan Core Bond VP	28.14%
Transamerica PIMCO Total Return VP	25.19%

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$408,420
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	206,686
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$5,545
Long-term Capital Gain	624
2010 Distributions paid from:
Ordinary Income	727
Long-term Capital Gain	34

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$11,642

Undistributed Long-term Capital Gain	10,864

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(6,596)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Tactical Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Tactical Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

In the first quarter of 2011, risk assets buoyed by simulative monetary and fiscal policy, maintained their momentum despite significant global events that threatened to derail the recovery. U.S. equity markets saw their strongest first quarter since 1999, recovering from concerns in March about oil prices and the impact of the earthquake and tsunami in Japan.

While risk assets started and finished the second quarter on a strong note, much of the three months was characterized by a flight to quality as economic data reflected a soft patch in the global recovery and investor concerns heightened about the finances of peripheral Europe.

During the third quarter, investors were on edge, as uncertainty about prospects for global economic growth and worries concerning the inability of policymakers in the U.S. and Europe to tackle sovereign debt woes caused significant volatility in markets.

While the markets’ worst fears of a disorderly credit event in Europe or double-dip recession in U.S. were not realized in the fourth quarter, policy actions and the continued risks for the global economy did not reassure. European summits in October and December attempted to bring needed focus to the growing financial crisis. Proposed resolutions included tighter fiscal integration and discipline in the Eurozone through budget deficit targets and authority for the European Court of Justice to intervene in issues of budget oversight for individual countries. However, skepticism remains whether these steps will adequately address Europe’s issues, particularly because the proposals did not include or imply stepped-up direct purchases of sovereign debt by the European Central Bank (“ECB”). The challenges facing Europe’s policymakers remain, including designing a new fiscal architecture for the Eurozone, implementing painful public-finance adjustments across the region while somehow spurring economic growth.

Treasury prices rallied for 2011 as investors continued to react to disappointing economic data and global uncertainty. The yield of the two-year Treasury note finished 2011 at 0.239%, and the yield on the 30-year Treasury bond was 2.894%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica JPMorgan Core Bond VP, Initial Class returned 7.53%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.84%.

STRATEGY REVIEW

The Fund remained overweight in seasoned AAA-rated mortgage-backed securities (“MBS”), with most of its exposure in seasoned collateralized mortgage obligations (“CMOs”). We continue to favor seasoned agency CMOs, along with select high-quality, non-agency structures.

Market volatility and global economic uncertainty weighed on the credit market, with the credit sector trailing comparable-duration Treasuries by 367 basis points (“bps”). In a reversal of previous year’s trend, financials comprised the worst performance corporate sub-sector, trailing like-duration Treasuries by 628 bps over the period.

The fund’s sector allocations did not change dramatically throughout the year. It remained underweight in Treasury debt, overweight in mortgage securities, underweight in agency debentures and slightly underweight in corporate bonds. From a ratings perspective, lower-credit quality issues trailed AAA issues amid global uncertainty. Specifically, A and BBB securities trailed duration-neutral AAA issues by 312 bps and 305 bps, respectively.

The fund’s duration ended the year at 4.35 years compared to 4.58 years for the benchmark.

Douglas S. Swanson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	7.53%	7.57%	6.26%	10/02/1986
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%
Service Class	7.24%	7.29%	5.54%	05/01/2003

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica JPMorgan Core Bond VP
Initial Class	$1,000.00	$1,046.20	$2.94	$1,022.33	$2.91	0.57%
Service Class	1,000.00	1,045.10	4.23	1,021.07	4.18	0.82

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligation	44.4%
U.S. Government Obligation	21.1
Corporate Debt Security	13.0
Mortgage-Backed Security	9.6
Repurchase Agreement	9.6
Asset-Backed Security	2.3

Asset Type (continued)	% of Net Assets
Securities Lending Collateral	1.4%
Foreign Government Obligation	0.7
Municipal Government Obligation	0.1
Convertible Bond	0.1
Other Assets and Liabilities - Net	(2.3)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS At

December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 21.1%
U.S. Treasury Bond
5.38%, 02/15/2031	$150	$214
6.25%, 05/15/2030	425	657
7.50%, 11/15/2016	2,550	3,362
8.00%, 11/15/2021	500	781
8.50%, 02/15/2020	815	1,254
8.75%, 05/15/2020 - 08/15/2020	2,700	4,252
11.25%, 02/15/2015	250	334
U.S. Treasury Inflation Indexed Bond
1.13%, 01/15/2021	518	577
2.50%, 01/15/2029	105	141
U.S. Treasury Inflation Indexed Note
2.00%, 04/15/2012	3,348	3,362
U.S. Treasury Note
1.38%, 11/30/2018	740	743
1.50%, 08/31/2018	1,000	1,015
1.75%, 10/31/2018	1,200	1,235
2.25%, 07/31/2018	500	532
2.63%, 02/29/2016	1,050	1,135
2.75%, 11/30/2016 - 12/31/2017	1,045	1,143
2.88%, 03/31/2018	700	773
3.13%, 10/31/2016 - 05/15/2019	1,455	1,627
3.25%, 12/31/2016 - 03/31/2017	5,250	5,869
3.50%, 02/15/2018	100	114
4.75%, 08/15/2017	535	644
6.13%, 08/15/2029	100	152
U.S. Treasury STRIPS
0.09%, 08/15/2012 ▲	250	250
0.28%, 02/15/2014 ▲	300	298
0.30%, 05/15/2014 ▲	270	268
0.39%, 11/15/2014 ▲	100	99
0.76%, 05/15/2016 ▲	2,200	2,127
0.84%, 08/15/2016 ▲	2,850	2,740
0.91%, 11/15/2016 ▲	500	478
0.97%, 02/15/2017 ▲	10,850	10,314
1.10%, 08/15/2017 ▲	500	470
1.17%, 11/15/2017 ▲	250	233
1.23%, 02/15/2018 ▲	50	46
1.34%, 08/15/2018 ▲	100	91
1.47%, 02/15/2019 ▲	155	140
1.53%, 05/15/2019 ▲	150	134
1.59%, 08/15/2019 ▲	850	753
1.69%, 02/15/2020 - 05/15/2020 ▲	300	262
1.79%, 05/15/2020 ▲	6,702	5,776
1.82%, 08/15/2020 ▲	4,200	3,591
1.88%, 11/15/2020 ▲	200	170
1.98%, 05/15/2021 ▲	150	125
2.01%, 08/15/2021 ▲	300	247
2.07%, 11/15/2021 ▲	750	612
2.12%, 02/15/2022 ▲	350	283
2.30%, 02/15/2023 ▲	750	582
2.34%, 05/15/2023 ▲	250	192
2.48%, 05/15/2024 ▲	200	148
2.51%, 08/15/2024 ▲	100	73
2.54%, 11/15/2024 ▲	200	145
2.68%, 02/15/2026 ▲	100	69
2.74%, 11/15/2026 ▲	550	367

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury STRIPS (continued)
2.76%, 02/15/2027 ▲	$700	$463
2.77%, 05/15/2027 ▲	300	197
2.80%, 08/15/2027 ▲	200	130
2.83%, 02/15/2028 - 05/15/2028 ▲	250	159
2.84%, 08/15/2028 ▲	250	156
2.86%, 02/15/2029 ▲	750	462
2.87%, 05/15/2029 ▲	150	91
2.88%, 08/15/2029 ▲	350	212
2.89%, 11/15/2029 - 02/15/2030 ▲	1,550	922
2.90%, 08/15/2030 ▲	350	205
2.91%, 11/15/2030 ▲	275	159
2.93%, 05/15/2031 ▲	50	28
2.94%, 08/15/2031 - 11/15/2031 ▲	650	365
2.95%, 02/15/2032 ▲	200	111
2.97%, 08/15/2032 ▲	50	27
2.98%, 11/15/2032 ▲	450	243
2.99%, 05/15/2033 ▲	300	159
3.00%, 08/15/2033 ▲	400	210
3.01%, 11/15/2033 ▲	200	104
3.02%, 02/15/2034 ▲	200	103
3.04%, 05/15/2034 ▲	100	51
3.05%, 02/15/2035 ▲	50	25

Total U.S. Government Obligations (cost $58,697)		65,581

U.S. GOVERNMENT AGENCY OBLIGATIONS - 44.4%
Fannie Mae
Zero Coupon, 06/01/2017	300	276
0.54%, 06/27/2036 *	389	385
0.55%, 11/25/2046 *	687	682
0.64%, 04/25/2035 - 08/25/2036 *	309	307
2.42%, 01/01/2036 *	152	160
2.97%, 11/01/2018	491	510
3.38%, 01/01/2018	500	531
3.54%, 01/01/2018	494	528
3.59%, 10/01/2020	100	107
3.64%, 10/01/2020	1,427	1,525
3.65%, 07/25/2021	866	916
3.73%, 06/25/2021	500	543
3.74%, 06/01/2018	1,495	1,607
3.76%, 06/25/2021 - 07/25/2021	2,000	2,151
3.77%, 08/01/2021	700	753
3.86%, 07/01/2021	994	1,075
3.87%, 08/01/2021	997	1,078
3.92%, 08/01/2021	1,500	1,628
3.97%, 06/01/2021 - 07/01/2021	996	1,083
3.98%, 08/01/2021	995	1,080
3.99%, 07/01/2021	497	541
4.00%, 07/01/2018 - 04/25/2033	1,514	1,609
4.02%, 08/01/2021	1,341	1,464
4.05%, 08/01/2021	997	1,089
4.06%, 07/01/2021 - 09/01/2021	1,498	1,639
4.16%, 03/01/2021	495	544
4.23%, 03/01/2020	968	1,065
4.24%, 06/01/2021	1,000	1,104
4.25%, 04/01/2021	500	553

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
4.29%, 06/01/2021	$498	$554
4.32%, 06/01/2021	796	882
4.38%, 04/01/2021	400	445
4.39%, 05/01/2021	250	278
4.45%, 07/01/2026	498	551
4.50%, 08/01/2018 - 08/25/2033	2,618	2,830
4.65%, 06/01/2021	994	1,121
5.00%, 12/01/2016 - 08/25/2040	7,858	8,673
5.23%, 01/01/2038 *	152	162
5.50%, 03/01/2017 - 07/25/2038	8,600	9,537
5.75%, 06/25/2033	750	864
6.00%, 08/01/2014 - 11/25/2039	6,371	6,990
6.29%, 12/25/2042 *	264	302
6.50%, 03/01/2017 - 05/25/2044 *	2,447	2,729
6.79%, 07/25/2023 *	495	555
7.00%, 09/01/2017 - 11/25/2041	3,786	4,403
7.07%, 08/25/2033 *	181	184
7.12%, 12/25/2042 *	129	150
8.00%, 05/25/2022 - 06/01/2039	164	192
8.63%, 03/25/2034 *	50	51
9.00%, 10/01/2019 - 06/01/2025	56	60
9.50%, 06/25/2018	88	99
10.00%, 03/25/2032 *	22	24
10.73%, 07/25/2035 *	177	187
12.01%, 09/25/2033 *	63	68
13.01%, 07/25/2033 *	155	167
13.41%, 03/25/2038 *	51	60
13.95%, 12/25/2032 *	46	53
14.13%, 12/25/2031 *	10	10
14.93%, 11/25/2031 *	112	149
15.69%, 05/25/2034 *	118	140
16.64%, 07/25/2035 *	228	279
18.72%, 04/25/2034 - 05/25/2034 *	576	743
18.99%, 08/25/2032 *	129	176
22.83%, 05/25/2034 *	45	56
23.49%, 03/25/2036 *	127	177
24.23%, 02/25/2032 *	30	47
25.03%, 10/25/2036 *	53	70
25.39%, 12/25/2036 *	71	108
Fannie Mae, IO
0.98%, 08/25/2042 *	1,279	33
4.00%, 10/25/2014	460	26
4.68%, 04/25/2041 *	786	65
5.00%, 03/25/2023	329	30
5.50%, 05/25/2033	18	1
5.56%, 09/25/2038 *	991	121
5.62%, 02/25/2038 *	827	101
5.81%, 06/25/2037 *	504	68
5.89%, 12/25/2039 *	250	31
5.91%, 03/25/2038 *	230	32
6.13%, 04/25/2040 *	334	49
6.19%, 01/25/2038 *	164	10
6.21%, 06/25/2023 *	180	22
6.25%, 09/25/2037 *	205	32
6.26%, 02/25/2039 *	254	40
6.29%, 06/25/2036 *	237	34

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae, IO (continued)
6.50%, 05/25/2033	$138	$23
6.86%, 07/25/2037 *	462	70
7.00%, 06/25/2033	136	24
Fannie Mae, PO
01/25/2019 - 11/25/2036	2,904	2,724
Fannie Mae STRIPS
3.11%, 11/15/2021 	400	307
Fannie Mae STRIPS, PO
08/01/2032	253	237
Freddie Mac
0.63%, 07/15/2034 *	557	555
0.72%, 02/15/2037 *	94	94
2.14%, 08/01/2036 *	154	161
2.17%, 10/01/2036 *	91	96
2.20%, 07/01/2036 *	132	138
2.44%, 11/01/2036 *	130	137
2.49%, 10/01/2036 *	104	109
2.51%, 03/01/2037 *	138	146
2.54%, 09/01/2034 *	134	141
4.00%, 05/01/2019 - 12/15/2041	1,448	1,526
4.50%, 12/15/2018 - 05/01/2041	2,383	2,494
4.72%, 09/20/2012	165	169
4.92%, 02/01/2036 *	700	747
4.99%, 01/01/2035 *	259	278
5.00%, 10/01/2017 - 05/15/2041	3,389	3,732
5.50%, 09/15/2013 - 08/15/2038	7,678	8,503
5.50%, 05/15/2041 *	295	295
5.56%, 05/01/2036 *	196	209
6.00%, 12/15/2013 - 09/15/2036	6,664	7,519
6.03%, 06/01/2036 *	445	478
6.30%, 02/01/2037 *	280	291
6.38%, 03/15/2032	351	384
6.40%, 11/15/2023	130	137
6.43%, 12/01/2036 *	62	68
6.50%, 10/15/2013 - 02/25/2043	3,527	3,949
6.93%, 07/25/2032 *	313	349
7.00%, 03/15/2024 - 02/25/2043	3,688	4,209
7.25%, 09/15/2030 - 12/15/2030	618	715
7.50%, 02/15/2023 - 08/15/2030	374	441
7.50%, 08/25/2042 *	125	147
8.00%, 01/15/2030	468	554
8.50%, 09/15/2020	70	77
8.58%, 10/15/2033 - 11/15/2033 *	114	117
8.66%, 01/15/2034 *	431	442
8.73%, 10/15/2033 *	38	40
9.78%, 07/15/2032 *	186	200
11.44%, 11/15/2033 *	4	4
12.73%, 07/15/2033 *	255	294
13.64%, 05/15/2030 *	97	105
14.25%, 09/15/2033 *	56	64
16.57%, 02/15/2040 *	100	136
23.47%, 06/15/2034 *	238	335
Freddie Mac, IO
1.42%, 09/15/2012	331	2
4.35%, 01/15/2040 *	793	43
4.50%, 07/15/2037	456	51
5.00%, 09/15/2035	366	56

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, IO (continued)
5.50%, 07/15/2024	$93	$7
5.72%, 11/15/2037 - 02/15/2039 *	962	107
5.92%, 06/15/2038 *	1,053	160
6.14%, 11/15/2037 *	377	61
6.52%, 04/15/2038 *	278	36
6.72%, 02/15/2033 *	33	1
6.82%, 03/13/2033 - 07/15/2036 *	472	55
7.27%, 02/15/2033 *	27	1
7.42%, 07/15/2017 *	233	21
7.72%, 03/15/2032 *	128	27
Freddie Mac, PO
03/15/2019 - 01/15/2040	3,140	2,887
Ginnie Mae
5.00%, 04/16/2023 - 07/16/2033	1,609	1,900
5.50%, 12/20/2013 - 09/20/2039	3,621	4,131
5.54%, 07/20/2040 *	987	1,124
6.00%, 08/20/2016 - 08/20/2039	1,131	1,275
6.50%, 03/15/2023 - 06/20/2033	4,924	5,727
7.00%, 07/15/2017	41	45
7.33%, 11/20/2030	39	45
7.50%, 11/20/2029 - 09/20/2030	256	285
8.00%, 01/15/2016 - 06/20/2030	168	193
8.50%, 02/16/2030	439	553
9.00%, 05/16/2027	28	33
12.83%, 10/20/2037 *	150	179
15.75%, 06/17/2035 *	104	133
16.10%, 05/18/2034 *	87	106
18.89%, 04/16/2034 *	103	140
19.35%, 09/20/2037 *	85	108
22.28%, 04/20/2037 *	195	273
28.07%, 09/20/2034 *	106	181
31.27%, 04/20/2031 *	26	47
Ginnie Mae, IO
5.42%, 12/20/2038 *	248	26
5.50%, 01/20/2032 - 10/16/2037	847	125
5.55%, 02/20/2038 *	424	57
5.72%, 11/20/2037 *	412	57
5.80%, 06/20/2039 *	387	56
5.82%, 10/20/2034 - 08/20/2039 *	1,113	168
5.92%, 03/20/2037 - 06/20/2038 *	786	113
5.99%, 04/20/2039 *	441	56
6.02%, 09/20/2035 - 03/20/2039 *	1,163	159
6.07%, 03/20/2039 *	444	57
6.12%, 05/16/2038 - 06/16/2039 *	1,592	229
6.19%, 06/16/2037 *	351	47
6.22%, 03/16/2034 - 10/20/2037 *	1,114	127
6.27%, 11/20/2037 - 12/20/2037 *	407	62
6.42%, 07/20/2036 *	289	36
6.47%, 11/20/2033 - 07/20/2037 *	781	132
6.49%, 08/20/2037 *	635	110
6.50%, 03/20/2039	195	38
6.53%, 04/16/2037 *	186	30
6.62%, 03/20/2038 *	217	37
6.67%, 10/20/2032 *	500	61
7.67%, 04/16/2032 *	221	50
Ginnie Mae, PO
02/17/2033 - 01/20/2038	979	863

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Residual Funding Corp. STRIPS, PO
2.21%, 07/15/2020 ▲	$200	$167
Tennessee Valley Authority
4.63%, 09/15/2060	22	26
Tennessee Valley Authority Generic STRIPS
2.40%, 05/01/2019 ▲	200	171
Tennessee Valley Authority Principal STRIPS
4.13%, 01/15/2038 ▲	150	57
Total U.S. Government Agency Obligations

(cost $131,725)		138,421

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Israel Government AID Bond
2.23%, 08/15/2018 ▲	$500	447
2.38%, 03/15/2019 ▲	1,000	876
3.36%, 02/15/2025 ▲	500	331
Province of Ontario Canada
2.70%, 06/16/2015	100	105
United Mexican States
6.38%, 01/16/2013	75	78
7.50%, 04/08/2033	300	423

Total Foreign Government Obligations (cost $2,076)		2,260

MORTGAGE-BACKED SECURITIES - 9.6%
American General Mortgage Loan Trust
Series 2009-1, Class A4
5.75%, 09/25/2048 - 144A *	250	251
Series 2009-1, Class A5
5.75%, 09/25/2048 - 144A *	200	202
Series 2009-1, Class A7
5.75%, 09/25/2048 - 144A *	200	203
Series 2010-1A, Class A1
5.15%, 03/25/2058 - 144A *	121	124
ASG Resecuritization Trust
Series 2009-1, Class A60
5.03%, 06/26/2037 - 144A *	239	237
Series 2009-2, Class A55
5.22%, 05/24/2036 - 144A *	101	100
Series 2009-3, Class A65
5.09%, 03/26/2037 - 144A *	274	271
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	285	295
Series 2010-3, Class 2A22
0.48%, 10/28/2036 - 144A *	139	137
Banc of America Alternative Loan Trust
Series 2003-7, Class 2A4
5.00%, 09/25/2018	51	52
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class ASB
5.19%, 09/10/2047 *	122	128
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.68%, 03/20/2035 *	391	344
Series 2010-R11A, Class 1A6
5.36%, 08/26/2035 - 144A *	171	178
Banc of America Funding Corp., PO
Series 2004-1
03/25/2034	82	60

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Corp., PO (continued)
Series 2005-7, Class 30
11/25/2035	$122	$88
Series 2005-8, Class 30
01/25/2036	45	37
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	50	51
Banc of America Mortgage Securities, Inc.
Series 2004-3, Class 1A26
5.50%, 04/25/2034	400	408
BCAP LLC Trust
Series 2010-RR7, Class 2A1
4.98%, 07/26/2045 - 144A *	286	272
Series 2011-RR10, Class 2A1
0.71%, 09/26/2037 - 144A *	490	432
Bear Stearns Adjustable Rate Mortgage Trust
Series 2006-1, Class A1
2.52%, 02/25/2036 *	260	216
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	218	227
Series 2007-A1, Class 1A3
2.76%, 02/25/2037 *	417	404
Series 2007-A2, Class 2A1
2.77%, 07/25/2037 *	176	172
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5
5.25%, 10/25/2033	195	198
Series 2011-3, Class 1A1
0.37%, 02/25/2047 - 144A *	137	134
Series 2011-10, Class 4A1
0.45%, 02/25/2046 - 144A *	171	162
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class B
6.30%, 07/16/2034 - 144A	4,000	4,012
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	394	374
Series 2004-18CB, Class 2A4
5.70%, 09/25/2034	139	142
Series 2005-26CB, Class A10
12.52%, 07/25/2035 *	9	9
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	476	408
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	198	152
Countrywide Alternative Loan Trust, IO
Series 2005-20CB, Class 3A8
4.46%, 07/25/2035 *	867	97
Series 2005-22T1, Class A2
4.78%, 06/25/2035 *	1,672	179
Series 2005-J1, Class 1A4
4.81%, 02/25/2035 *	897	103
Countrywide Alternative Loan Trust, PO
Series 2003-J1
10/25/2033	71	59

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-3, Class A4
5.75%, 04/25/2034	$222	$228
Series 2004-3, Class A26
5.50%, 04/25/2034	370	381
Series 2004-7, Class 2A1
2.28%, 06/25/2034 *	71	60
Series 2004-8, Class 2A1
4.50%, 06/25/2019	118	121
Series 2004-HYB1, Class 2A
2.80%, 05/20/2034 *	66	55
Series 2005-22, Class 2A1
2.74%, 11/25/2035 *	400	258
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	170	172
Series 2003-27, Class 5A4
5.25%, 11/25/2033	212	219
Series 2004-5, Class 3A1
5.25%, 08/25/2019	83	86
Credit Suisse First Boston Mortgage Securities Corp., PO
Series 2002-34, Class 3P
01/25/2033	42	34
Credit Suisse Mortgage Capital Certificates
Series 2010-11R, Class A1
1.30%, 06/28/2047 - 144A *	114	113
Series 2010-12R, Class 14A1
2.68%, 09/26/2046 - 144A *	115	113
Series 2011-6R, Class 3A1
2.86%, 07/28/2036 - 144A *	161	151
Series 2011-7R, Class A1
1.54%, 08/28/2047 - 144A *	415	407
Series 2011-9R, Class A1
2.29%, 03/27/2046 - 144A *	538	534
Deutsche Mortgage Securities, Inc.
Series 2010-RS2, Class A1
1.51%, 06/28/2047 - 144A *	182	180
Fannie Mae
1.03%, 02/17/2022	500	500
1.99%, 01/01/2017	1,000	1,002
3.12%, 01/01/2022	500	510
First Horizon Asset Securities, Inc.
Series 2004-AR7, Class 2A1
2.63%, 02/25/2035 *	30	29
GMAC Mortgage Corp., Loan Trust
Series 2003-J7, Class A10
5.50%, 11/25/2033	96	101
Series 2004-J5, Class A7
6.50%, 01/25/2035	117	123
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.64%, 03/25/2035 - 144A *	345	279
Series 2005-RP3, Class 1AF
0.64%, 09/25/2035 - 144A *	201	157
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	480	500
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	257	269

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust (continued)
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	$386	$374
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	238	187
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	500	468
Impac Secured Assets CMN Owner Trust
Series 2006-1, Class 2A1
0.64%, 05/25/2036 *	257	215
Series 2006-2, Class 2A1
0.64%, 08/25/2036 *	118	104
IndyMac Index Mortgage Loan Trust, IO
Series 2005-AR11, Class A7
0.15%, 08/25/2035 *	1,569	4
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A4
5.33%, 08/12/2040 *	372	389
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	131	142
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3
2.65%, 11/25/2033 *	181	166
LVII Resecuritization Trust
Series 2009-2, Class A5
3.00%, 09/27/2037 - 144A *	200	197
MASTR Adjustable Rate Mortgages Trust
Series 2004-3, Class 4A2
2.25%, 04/25/2034 *	59	51
Series 2004-13, Class 2A1
2.66%, 04/21/2034 *	256	245
Series 2004-13, Class 3A7
2.72%, 11/21/2034 *	100	91
MASTR Alternative Loans Trust
Series 2004-5, Class 5A1
4.75%, 06/25/2019	130	131
Series 2004-10, Class 1A1
4.50%, 09/25/2019	144	147
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	360	375
MASTR Resecuritization Trust, PO
Series 2005, Class 3
05/28/2035 - 144A	271	198
Merrill Lynch Mortgage Trust
Series 2005-MCP1, Class ASB
4.67%, 06/12/2043 *	204	212
MLCC Mortgage Investors, Inc.
Series 2004-1, Class 2A1
2.08%, 12/25/2034 *	261	246
Morgan Stanley Capital I
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	125	132
Series 2011-C3, Class A3
4.05%, 07/15/2049	100	106
Morgan Stanley Re-REMIC Trust
Series 2009-IO, Class A2
5.00%, 07/17/2056 - 144A	300	307
Series 2010-C30A, Class A3A
3.25%, 12/17/2043 - 144A	1,000	1,000

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust (continued)
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	$239	$238
Mortgage IT Trust
Series 2005-1, Class 1A1
0.61%, 02/25/2035 *	84	64
Nomura Asset Acceptance Corp.
Series 2003-A1, Class A2
6.00%, 05/25/2033	18	18
Series 2003-A1, Class A5
7.00%, 04/25/2033	19	20
PHH Alternative Mortgage Trust, IO
Series 2007-2, Class 2X
6.00%, 05/25/2037	488	81
RBSSP Resecuritization Trust
Series 2010-9, Class 7A5
4.00%, 05/26/2037 - 144A *	250	247
Residential Accredit Loans, Inc.
Series 2002-QS16, Class A3
16.01%, 10/25/2017 *	30	33
Series 2003-QS3, Class A2
15.85%, 02/25/2018 *	29	31
Series 2003-QS19, Class A1
5.75%, 10/25/2033	180	187
Series 2004-QS3, Class CB
5.00%, 03/25/2019	213	215
Residential Funding Mortgage Securities I, PO
Series 2004-S6, Class 2A6
06/25/2034	56	47
Sequoia Mortgage Trust
Series 2003-1, Class 1A
0.66%, 04/20/2033 *	200	176
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A *	274	273
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.94%, 10/19/2034 *	108	88
Structured Asset Securities Corp.
Series 2003-21, Class 1A3
5.50%, 07/25/2033	14	14
Series 2003-29, Class 1A1
4.75%, 09/25/2018	387	396
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	200	202
Series 2005-6, Class 4A1
5.00%, 05/25/2035	49	48
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
5.74%, 08/15/2039 *	50	54
Vendee Mortgage Trust
Series 1997-1, Class 2Z
7.50%, 02/15/2027	809	950
Vericrest Opportunity Loan Transferee
Series 2010-NPL1, Class B1
8.00%, 05/25/2039 - 144A *	241	224
Series 2011-NL1A, Class A1
5.93%, 12/26/2050 - 144A	127	127
Series 2011-NL2A, Class A1
5.68%, 06/25/2051 - 144A	108	108

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Vericrest Opportunity Loan Transferee (continued)
Series 2011-NL2A, Class A2
9.32%, 06/25/2051 - 144A	$150	$90
Series 2011-NL3A, Class A1
5.19%, 09/25/2051 - 144A *	164	164
Series 2011-NL3A, Class A2
9.32%, 09/25/2051 - 144A *	112	112
Wachovia Bank Commercial Mortgage Trust, IO
Series 2006-C24, Class XC
0.04%, 03/15/2045 - 144A *	14,916	61
WaMu Mortgage Pass-Through Certificates
Series 2003-AR6, Class A1
2.57%, 06/25/2033 *	128	119
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	215	219
Series 2003-S9, Class A8
5.25%, 10/25/2033	308	317
Series 2003-S11, Class 2A5
16.24%, 11/25/2033 *	39	41
Series 2004-AR3, Class A2
2.56%, 06/25/2034 *	66	64
Series 2005-4, Class CB7
5.50%, 06/25/2035	460	370
WaMu Mortgage Pass-Through Certificates, IO
Series 2005-2, Class 1A4
4.76%, 04/25/2035 *	1,346	163
Series 2005-3, Class CX
5.50%, 05/25/2035	443	68
WaMu Mortgage Pass-Through Certificates, PO
Series 2003-MS7, Class P
03/25/2033	47	42
Wells Fargo Mortgage Backed Securities Trust
Series 2003-11, Class 1A10
4.75%, 10/25/2018	217	223
Series 2003-K, Class 1A1
4.43%, 11/25/2033 *	81	82
Series 2004-7, Class 2A2
5.00%, 07/25/2019	82	85
Series 2004-BB, Class A4
2.62%, 01/25/2035 *	136	130
Series 2004-EE, Class 3A1
2.74%, 12/25/2034 *	73	70
Series 2004-I, Class 1A1
2.69%, 07/25/2034 *	286	263
Series 2004-P, Class 2A1
2.68%, 09/25/2034 *	256	243
Series 2004-V, Class 1A1
2.71%, 10/25/2034 *	132	125
Series 2005-AR8, Class 2A1
2.70%, 06/25/2035 *	97	90

Total Mortgage-Backed Securities (cost $29,665)		29,969

ASSET-BACKED SECURITIES - 2.3%
AH Mortgage Advance Trust
Series SART-1, Class A1
2.63%, 05/10/2042 - 144A	367	365

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
AH Mortgage Advance Trust (continued)
Series SART-1, Class A2
3.37%, 05/10/2043 - 144A	$604	$601
Series SART-2, Class A1
3.27%, 09/15/2043 - 144A	240	239
Series SART-2, Class B1
6.90%, 09/15/2043 - 144A	100	99
American Airlines Pass-Through Trust
Series 2011-2, Class A
8.63%, 04/15/2023	70	71
AmeriCredit Automobile Receivables Trust
Series 2010-3, Class A3
1.14%, 04/08/2015	110	110
Series 2011-3, Class A2
0.84%, 11/10/2014	155	155
Series 2011-4, Class A2
0.92%, 03/09/2015	100	100
Series 2011-4, Class A3
1.17%, 05/09/2016	283	282
Series 2011-5, Class A3
1.55%, 07/08/2016	159	159
Bank of America Auto Trust
Series 2010-2, Class A4
1.94%, 06/15/2017	125	127
CarMax Auto Owner Trust
Series 2011-1, Class A3
1.29%, 09/15/2015	120	121
Series 2011-1, Class A4
2.16%, 09/15/2016	130	133
Series 2011-3, Class A3
1.07%, 06/15/2016	270	269
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-6, Class 1A7
4.28%, 11/25/2034 *	142	134
Chrysler Financial Auto Securitization Trust
Series 2010-A, Class A3
0.91%, 08/08/2013	200	200
Citigroup Mortgage Loan Trust, Inc.
Series 2011-5, Class 1A1
0.48%, 02/25/2046 - 144A *	129	118
Continental Airlines Pass-Through Trust
Series 2007-1A, Class A
5.98%, 04/19/2022	46	48
CPS Auto Trust
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	160	160
Credit-Based Asset Servicing and
Securitization LLC
Series 2006-CB1, Class AF2
5.23%, 01/25/2036 *	31	17
CVS Pass-Through Trust
5.93%, 01/10/2034 - 144A	69	71
Delta Air Lines, Inc., Pass-Through Trust
Series 2011-1, Class A
5.30%, 04/15/2019	26	26
Ford Credit Auto Lease Trust
Series 2011-A, Class A2
0.74%, 09/15/2013	180	180

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2009-B, Class A3
2.79%, 08/15/2013	$36	$36
Series 2009-B, Class A4
4.50%, 07/15/2014	125	129
Series 2011-B, Class A2
0.68%, 01/15/2014	100	100
Fortress Opportunities Residential Transaction
Series 2011-1A, Class A1
7.21%, 10/25/2047 - 144A *	317	317
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A
3.69%, 07/15/2015	200	203
Honda Auto Receivables Owner Trust
Series 2011-1, Class A4
1.80%, 04/17/2017	75	76
Huntington Auto Trust
Series 2011-1A, Class A2
0.76%, 04/15/2014 - 144A	240	240
Series 2011-1A, Class A3
1.01%, 01/15/2016 - 144A	200	199
Series 2011-1A, Class A4
1.31%, 11/15/2016 - 144A	200	199
Hyundai Auto Receivables Trust
Series 2010-B, Class A3
0.97%, 04/15/2015	60	60
Series 2010-B, Class A4
1.63%, 03/15/2017	65	66
John Deere Owner Trust
Series 2009-A, Class A3
2.59%, 10/15/2013	5	5
Series 2011-A, Class A3
1.29%, 01/15/2016	40	40
LAI Vehicle Lease Securitization Trust
Series 2010-A, Class A
2.55%, 09/15/2016 - 144A	139	139
Lake Country Mortgage Loan Trust
Series 2006-HE1, Class A3
0.64%, 07/25/2034 - 144A *	146	139
Madison Avenue Manufactured Housing Contract
Series 2002-A, Class M2
2.54%, 03/25/2032 *	250	221
Newcastle Investment Trust
Series 2011-MH1, Class A
2.45%, 12/10/2033 - 144A	43	44
Nissan Auto Receivables Owner Trust
Series 2010-A, Class A3
0.87%, 07/15/2014	95	95
Series 2010-A, Class A4
1.31%, 09/15/2016	60	60
PennyMac Loan Trust
Series 2011-NPL1, Class A
5.25%, 09/25/2051 - 144A *	190	190
Residential Credit Solutions Trust
Series 2011-1, Class A1
6.00%, 03/25/2041 - 144A	130	130
Santander Drive Auto Receivables Trust
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	100	102

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	$30	$30
Saxon Asset Securities Trust
Series 2003-1, Class AF6
4.80%, 06/25/2033 *	81	81
Structured Asset Investment Loan Trust
Series 2005-5, Class A9
0.56%, 06/25/2035 *	100	94
Toyota Auto Receivables Owner Trust
Series 2010-C, Class A3
0.77%, 04/15/2014	150	150
USAA Auto Owner Trust
Series 2009-2, Class A3
1.54%, 10/15/2012	29	29
Series 2009-2, Class A4
2.53%, 06/17/2013	115	117

Total Asset-Backed Securities (cost $7,078)		7,076

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
Ohio State University
4.80%, 06/01/2111	130	136
Port Authority of New York & New Jersey
5.65%, 11/01/2040	100	113
State of Illinois
5.10%, 06/01/2033	200	182

Total Municipal Government Obligations (cost $429)		431

CORPORATE DEBT SECURITIES - 13.0%
Aerospace & Defense - 0.0% ¥
BAE Systems PLC
5.80%, 10/11/2041 - 144A	$92	95
Lockheed Martin Corp.
5.72%, 06/01/2040	51	57
Air Freight & Logistics - 0.0% ¥
United Parcel Service of America, Inc.
8.38%, 04/01/2020	35	50
Auto Components - 0.1%
Johnson Controls, Inc.
3.75%, 12/01/2021	66	68
5.25%, 12/01/2041 ^	100	106
Automobiles - 0.1%
Daimler Finance North America LLC
2.63%, 09/15/2016 - 144A	150	149
7.30%, 01/15/2012	50	50
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019	165	213
Coca-Cola Co.
3.63%, 03/15/2014	50	53
4.88%, 03/15/2019	65	76
Coca-Cola Refreshments USA, Inc.
8.50%, 02/01/2012	50	50
FBG Finance, Ltd.
5.13%, 06/15/2015 - 144A	75	82
PepsiCo, Inc.
0.80%, 08/25/2014	10	10
3.00%, 08/25/2021 ^	20	21
7.90%, 11/01/2018	5	7

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Biotechnology - 0.1%
Amgen, Inc.
3.88%, 11/15/2021	$100	$101
4.50%, 03/15/2020	12	13
5.15%, 11/15/2041	200	207
5.65%, 06/15/2042	25	27
5.70%, 02/01/2019	50	56
5.75%, 03/ 15/2040	41	45
Capital Markets - 1.4%
Bank of New York Mellon Corp.
2.40%, 01/17/2017	149	149
2.95%, 06/18/2015 ^	60	62
3.55%, 09/23/2021	60	61
4.60%, 01/15/2020 ^	30	33
5.13%, 08/27/2013	35	37
BlackRock, Inc.
6.25%, 09/15/2017	100	116
BP Capital Markets PLC
3.13%, 03/10/2012	50	50
4.74%, 03/11/2021	50	57
5.25%, 11/07/2013	150	161
Charles Schwab Corp.
4.95%, 06/01/2014	20	22
Credit Suisse USA, Inc.
4.88%, 01/15/2015	300	313
5.13%, 08/15/2015	125	132
Deutsche Bank AG
3.25%, 01/11/2016 ^	100	101
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	20	19
3.70%, 08/01/2015	20	20
5.25%, 10/15/2013 - 07/27/2021	73	73
5.95%, 01/18/2018 ^	70	72
6.00%, 06/15/2020	188	193
6.15%, 04/01/2018	100	103
6.25%, 09/01/2017	175	183
7.50%, 02/15/2019	460	509
Jefferies Group, Inc.
6.45%, 06/08/2027	75	62
8.50%, 07/15/2019	180	183
Lehman Brothers Holdings, Inc.
7.88%, 08/15/2010 ‡	1,000	256
Macquarie Group, Ltd.
6.25%, 01/14/2021 - 144A ^	100	96
7.30%, 08/01/2014 - 144A	75	78
7.63%, 08/13/2019 - 144A	75	77
Morgan Stanley
4.75%, 04/01/2014 ^	145	143
5.30%, 03/01/2013 ^	250	253
5.50%, 07/24/2020 ^	138	125
5.63%, 09/23/2019	200	185
5.75%, 01/25/2021	100	93
7.30%, 05/13/2019	100	102
Nomura Holdings, Inc.
5.00%, 03/04/2015	75	76
Northern Trust Corp.
5.50%, 08/15/2013	23	24
UBS AG
5.75%, 04/25/2018	200	207

	Principal (000’s)	Value (000’s)
Chemicals - 0.4%
Dow Chemical Co.
4.13%, 11/15/2021	$61	$63
4.25%, 11/15/2020	38	39
5.25%, 11/15/2041	45	47
7.60%, 05/15/2014	50	57
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016	58	60
4.90%, 01/15/2041 ^	25	28
6.00%, 07/15/2018	150	183
Monsanto Co.
7.38%, 08/15/2012	100	104
Mosaic Co.
3.75%, 11/15/2021 ^	31	31
4.88%, 11/15/2041	8	8
Potash Corp., of Saskatchewan, Inc.
4.88%, 03/01/2013	40	42
PPG Industries, Inc.
5.75%, 03/15/2013	35	37
6.65%, 03/15/2018 ^	90	109
Praxair, Inc.
4.38%, 03/31/2014	75	80
Union Carbide Corp.
7.50%, 06/01/2025	175	207
Commercial Banks - 1.6%
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016 - 144A	250	248
4.88%, 01/12/2021 - 144A ^	100	106
Bank of Nova Scotia
1.65%, 10/29/2015 - 144A ^	100	100
Barclays Bank PLC
2.50%, 01/23/2013	100	100
3.90%, 04/07/2015 ^	100	100
5.13%, 01/08/2020 ^	100	103
BB&T Corp.
3.85%, 07/27/2012	100	102
3.95%, 04/29/2016	50	54
4.90%, 06/30/2017	30	32
5.70%, 04/30/2014	50	55
6.85%, 04/30/2019	75	92
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.50%, 01/11/2021 ^	150	156
Corp. Andina de Fomento
5.20%, 05/21/2013 ^	100	105
DNB Boligkreditt AS
2.10%, 10/14/2015 - 144A	200	198
HSBC Bank PLC
1.63%, 07/07/2014 - 144A	200	198
4.75%, 01/19/2021 - 144A	225	233
HSBC Holdings PLC
4.88%, 01/14/2022	160	169
6.10%, 01/14/2042	150	170
KeyCorp
6.50%, 05/14/2013 ^	50	53
National Australia Bank, Ltd.
2.75%, 09/28/2015 - 144A	200	199
3.75%, 03/02/2015 - 144A	100	103
PNC Funding Corp.
4.38%, 08/11/2020	67	72

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
PNC Funding Corp. (continued)
5.13%, 02/08/2020	$65	$73
5.25%, 11/15/2015	25	27
5.63%, 02/01/2017	25	27
6.70%, 06/10/2019	50	61
Rabobank Nederland NV
2.13%, 10/13/2015	52	51
Stadshypotek AB
1.45%, 09/30/2013 - 144A	314	313
U.S. Bancorp
2.88%, 11/20/2014	42	44
4.13%, 05/24/2021	34	38
Wachovia Bank NA
6.00%, 11/15/2017	250	276
Wachovia Corp.
5.50%, 05/01/2013	295	311
5.75%, 02/01/2018	325	368
Wells Fargo & Co.
2.63%, 12/15/2016 ^	274	274
3.68%, 06/15/2016 ^	100	104
4.60%, 04/01/2021	50	55
Westpac Banking Corp.
2.45%, 11/28/2016 - 144A	250	248
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.
6.88%, 06/01/2017	50	53
Pitney Bowes, Inc.
4.88%, 08/15/2014	90	96
Waste Management, Inc.
7.38%, 03/11/2019 ^	35	44
Communications Equipment - 0.0% ¥
Cisco Systems, Inc.
5.50%, 02/22/2016	50	58
5.90%, 02/15/2039 ^	70	88
Computers & Peripherals - 0.3%
Dell, Inc.
4.63%, 04/01/2021 ^	65	70
7.10%, 04/15/2028 ^	25	31
Hewlett-Packard Co.
2.95%, 08/15/2012 ^	40	40
4.38%, 09/15/2021 ^	39	40
4.65%, 12/09/2021	87	92
4.75%, 06/02/2014	50	53
5.40%, 03/01/2017	50	55
6.00%, 09/15/2041	275	305
6.13%, 03/01/2014	100	108
HP Enterprise Services LLC -Series B
6.00%, 08/01/2013	50	53
Construction & Engineering - 0.0% ¥
Fluor Corp.
3.38%, 09/15/2021	70	71
Consumer Finance - 0.5%
American Express Co.
7.00%, 03/19/2018 ^	50	60
American Express Credit Corp.
2.80%, 09/19/2016	111	112
American Express Credit Corp. -Series C
5.88%, 05/02/2013	145	152
Capital One Financial Corp.
6.75%, 09/15/2017	110	123

	Principal (000’s)	Value (000’s)
Consumer Finance (continued)
Capital One Financial Corp. (continued)
7.38%, 05/23/2014 ^	$115	$126
Caterpillar Financial Services Corp. -Series F
4.90%, 08/15/2013	100	107
6.20%, 09/30/2013	125	136
7.05%, 10/01/2018 ^	125	159
HSBC Finance Corp.
5.25%, 01/15/2014	100	102
John Deere Capital Corp.
3.15%, 10/15/2021	33	34
Springleaf Finance Corp.
5.38%, 10/01/2012 ^	60	57
Toyota Motor Credit Corp.
2.00%, 09/15/2016	225	227
3.20%, 06/17/2015	58	61
Diversified Financial Services - 2.4%
AGL Capital Corp.
5.88%, 03/15/2041	146	173
Allstate Life Global Funding Trust
5.38%, 04/30/2013	70	74
American Honda Finance Corp.
2.60%, 09/20/2016 - 144A	205	206
ASIF Global Financing XIX
4.90%, 01/17/2013 - 144A	600	605
Bank of America Corp.
5.00%, 05/13/2021 ^	25	23
5.63%, 07/01/2020	45	42
5.75%, 12/01/2017	65	61
7.63%, 06/01/2019	50	52
Bank of America Corp. -Series L
7.38%, 05/15/2014	100	104
Bank of America Corp. -Series MTNL
5.65%, 05/01/2018	20	19
Blackstone Holdings Finance Co., LLC
5.88%, 03/15/2021 - 144A	100	98
Capital One Bank USA NA
8.80%, 07/15/2019	250	286
Citigroup, Inc.
4.59%, 12/15/2015	66	66
4.75%, 05/19/2015	70	71
5.00%, 09/15/2014	400	396
5.38%, 08/09/2020	36	37
5.50%, 04/11/2013	50	51
6.00%, 08/15/2017	300	314
6.01%, 01/15/2015	50	52
8.13%, 07/15/2039	50	61
8.50%, 05/22/2019	50	59
CME Group, Inc.
5.40%, 08/01/2013 ^	250	266
Conoco Funding Co.
7.25%, 10/15/2031	50	69
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016	100	117
Countrywide Financial Corp.
6.25%, 05/15/2016	75	71
Diageo Capital PLC
4.83%, 07/15/2020 ^	25	28
Diageo Finance BV
5.50%, 04/01/2013	75	79

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
ERAC USA Finance LLC
2.25%, 01/10/2014 - 144A	$20	$20
4.50%, 08/16/2021 - 144A ^	36	37
FUEL Trust
3.98%, 06/15/2016 - 144A	200	200
General Electric Capital Corp.
2.25%, 11/09/2015	225	226
4.38%, 09/16/2020	50	51
4.63%, 01/07/2021	50	52
5.30%, 02/11/2021 ^	25	27
5.63%, 05/01/2018 ^	625	700
5.88%, 02/15/2012	150	151
5.90%, 05/13/2014	150	164
6.00%, 06/15/2012	820	837
6.75%, 03/15/2032	210	246
GTP Acquisition Partners I LLC
4.35%, 06/15/2016 - 144A	102	102
John Deere Capital Corp.
5.25%, 10/01/2012	75	78
MassMutual Global Funding II
3.63%, 07/16/2012 - 144A	100	102
Merrill Lynch & Co., Inc.
5.45%, 07/15/2014 ^	235	233
6.15%, 04/25/2013	170	172
6.88%, 04/25/2018	60	59
Merrill Lynch & Co., Inc. -Series C
6.40%, 08/28/2017	395	382
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/2014 ^	75	81
Principal Life Global Funding I
5.05%, 03/15/2015 - 144A	100	108
6.25%, 02/15/2012 - 144A	350	352
Textron Financial Corp.
5.40%, 04/28/2013 ^	40	41
Tyco International Finance SA
8.50%, 01/15/2019	40	52
Diversified Telecommunication Services - 0.9%
AT&T Corp.
8.00%, 11/15/2031	4	6
AT&T, Inc.
4.45%, 05/15/2021	50	55
4.85%, 02/15/2014	150	162
4.95%, 01/15/2013	210	218
5.10%, 09/15/2014	45	50
5.35%, 09/01/2040 ^	113	127
5.50%, 02/01/2018	75	87
5.60%, 05/15/2018	75	87
BellSouth Corp.
5.20%, 09/15/2014	5	6
6.88%, 10/15/2031 ^	50	62
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	31	33
British Telecommunications PLC
9.63%, 12/15/2030	150	211
Centel Capital Corp.
9.00%, 10/15/2019	40	45
CenturyLink, Inc.
6.45%, 06/15/2021	90	90

	Principal (000’s)	Value (000’s)
Diversified Telecommunication Services (continued)
CenturyLink, Inc. (continued)
7.60%, 09/15/2039	$60	$59
Deutsche Telekom International Finance BV
4.88%, 07/08/2014	75	80
8.75%, 06/15/2030	75	105
France Telecom SA
2.75%, 09/14/2016	70	70
GTE Corp.
6.84%, 04/15/2018	200	239
Qwest Corp.
6.75%, 12/01/2021	148	161
Telecom Italia Capital SA
4.95%, 09/30/2014	100	93
5.25%, 11/15/2013	60	58
Telefonica Emisiones SAU
5.86%, 02/04/2013	100	102
5.88%, 07/15/2019 ^	40	40
Verizon Global Funding Corp.
5.85%, 09/15/2035	25	30
Verizon Pennsylvania, Inc.
8.35%, 12/15/2030	400	499
Electric Utilities - 1.0%
Alabama Power Co.
6.13%, 05/15/2038 ^	11	15
Carolina Power & Light Co.
3.00%, 09/15/2021	55	57
5.30%, 01/15/2019 ^	70	82
CenterPoint Energy Houston Electric LLC - Series M2
5.75%, 01/15/2014	60	66
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50	63
Columbus Southern Power Co. - Series G
6.05%, 05/01/2018	30	35
Duke Energy Carolinas LLC
4.25%, 12/15/2041	21	22
Duke Energy Corp.
5.63%, 11/30/2012	100	104
6.25%, 01/15/2012	100	100
Duke Energy Indiana, Inc.
6.35%, 08/15/2038	80	106
Exelon Generation Co., LLC
4.00%, 10/01/2020	60	62
Florida Power & Light Co.
5.95%, 10/01/2033 - 02/01/2038	300	385
Florida Power Corp.
4.80%, 03/01/2013	50	52
Indiana Michigan Power Co.
7.00%, 03/15/2019	30	37
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	15	19
Kansas City Power & Light Co.
5.30%, 10/01/2041	100	108
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 ^	90	95
Nevada Power Co.
5.38%, 09/15/2040 ^	12	14
5.45%, 05/15/2041	50	59
6.50%, 08/01/2018 ^	50	60

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Electric Utilities (continued)
Nextera Energy Capital Holdings, Inc.
6.00%, 03/01/2019	$25	$29
7.88%, 12/15/2015	30	36
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 - 144A	40	45
NiSource Finance Corp.
5.80%, 02/01/2042	118	122
Ohio Power Co.
5.75%, 09/01/2013	100	107
Oncor Electric Delivery Co., LLC
5.95%, 09/01/2013	20	21
6.80%, 09/01/2018	65	79
Pacific Gas & Electric Co.
4.50%, 12/15/2041	96	98
PacifiCorp
5.65%, 07/15/2018	25	30
PECO Energy Co.
5.35%, 03/01/2018 ^	50	59
PPL Energy Supply LLC
4.60%, 12/15/2021	130	131
Public Service Co., of Colorado
5.80%, 08/01/2018	20	24
6.50%, 08/01/2038	45	63
Public Service Co., of Oklahoma
4.40%, 02/01/2021	30	33
Public Service Electric & Gas Co.
5.30%, 05/01/2018 ^	30	36
5.38%, 11/01/2039	14	17
6.33%, 11/01/2013	60	66
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44	45
Southern California Edison Co.
3.90%, 12/01/2041	30	30
4.15%, 09/15/2014	25	27
5.50%, 08/15/2018	65	78
6.05%, 03/15/2039	60	79
Southern Co.
1.95%, 09/01/2016	13	13
4.15%, 05/15/2014	85	91
Virginia Electric and Power Co.
5.40%, 04/30/2018	100	119
Wisconsin Electric Power Co.
2.95%, 09/15/2021 ^	2	2
6.00%, 04/01/2014	35	39
Electronic Equipment & Instruments - 0.0% ¥
Arrow Electronics, Inc.
3.38%, 11/01/2015 ^	20	20
7.50%, 01/15/2027	100	109
Energy Equipment & Services - 0.2%
Halliburton Co.
7.45%, 09/15/2039	100	145
7.60%, 08/15/2096 - 144A	50	69
Spectra Energy Capital LLC
5.50%, 03/01/2014 ^	125	134
8.00%, 10/01/2019	50	63
TransCanada PipeLines, Ltd.
4.00%, 06/15/2013	50	52
7.13%, 01/15/2019	70	89

	Principal (000’s)	Value (000’s)
Food & Staples Retailing - 0.0%¥
CVS Caremark Corp.
5.75%, 05/15/2041	$40	$48
6.13%, 09/15/2039	20	24
Kroger Co.
5.40%, 07/15/2040	12	13
6.15%, 01/15/2020 ^	50	61
Food Products - 0.3%
Bunge NA Finance, LP
5.90%, 04/01/2017	16	17
Bunge, Ltd. Finance Corp.
5.88%, 05/15/2013	35	36
8.50%, 06/15/2019	55	67
Cargill, Inc.
6.00%, 11/27/2017 - 144A	100	119
General Mills, Inc.
6.00%, 02/15/2012	18	18
Kellogg Co.
4.25%, 03/06/2013	80	83
Kraft Foods, Inc.
6.13%, 02/01/2018	100	118
6.50%, 08/11/2017 - 02/09/2040	125	157
6.88%, 02/01/2038	50	66
7.00%, 08/11/2037	75	100
Gas Utilities - 0.0% ¥
Atmos Energy Corp.
8.50%, 03/15/2019	35	46
Southern California Gas Co.
4.80%, 10/01/2012	100	103
Health Care Equipment & Supplies - 0.0% ¥
Baxter International, Inc.
4.00%, 03/01/2014	25	27
Health Care Providers & Services - 0.0% ¥
UnitedHealth Group, Inc.
3.38%, 11/15/2021	94	97
WellPoint, Inc.
5.88%, 06/15/2017	13	15
7.00%, 02/15/2019	9	11
Household Durables - 0.0% ¥
Newell Rubbermaid, Inc.
4.70%, 08/15/2020 ^	33	35
Household Products - 0.0% ¥
Kimberly-Clark Corp.
7.50%, 11/01/2018 ^	15	20
Independent Power Producers & Energy Traders - 0.0% ¥
PSEG Power LLC
4.15%, 09/15/2021 ^	33	34
5.13%, 04/15/2020	92	103
Industrial Conglomerates - 0.1%
Eaton Corp.
7.63%, 04/01/2024	75	103
Koninklijke Philips Electronics NV
5.75%, 03/11/2018	14	16
7.20%, 06/01/2026	20	27
Tyco International, Ltd.
7.00%, 12/15/2019	20	25
Insurance - 0.7%
Aflac, Inc.
6.45%, 08/15/2040	17	18
8.50%, 05/15/2019	30	37
AON Corp.
3.50%, 09/30/2015	23	24

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Insurance (continued)
AON Corp. (continued)
6.25%, 09/30/2040	$18	$22
Berkshire Hathaway Finance Corp.
2.45%, 12/15/2015	33	34
4.00%, 04/15/2012	100	101
4.60%, 05/15/2013	100	105
5.40%, 05/15/2018 ^	50	58
Berkshire Hathaway, Inc.
3.75%, 08/15/2021 ^	134	139
CNA Financial Corp.
5.85%, 12/15/2014	50	53
5.88%, 08/15/2020	45	46
Jackson National Life Global Funding
5.38%, 05/08/2013 - 144A	100	105
Lincoln National Corp.
4.85%, 06/24/2021	12	12
MetLife Institutional Funding II
1.48%, 04/04/2014 - 144A *	100	100
Metropolitan Life Global Funding I
3.65%, 06/14/2018 - 144A	125	130
5.13%, 04/10/2013 - 144A	100	104
Nationwide Mutual Insurance Co.
9.38%, 08/15/2039 - 144A	195	236
New York Life Global Funding
3.00%, 05/04/2015 - 144A ^	200	209
Pricoa Global Funding I
5.45%, 06/11/2014 - 144A	150	162
Prudential Insurance Co. of America
8.30%, 07/01/2025 - 144A	150	192
Travelers Cos., Inc.
5.80%, 05/15/2018	50	59
Travelers Life & Annunity Global Funding I
5.13%, 08/15/2014 - 144A	100	108
IT Services - 0.1%
International Business Machines Corp.
6.22%, 08/01/2027	250	325
Machinery - 0.0% ¥
Ingersoll-Rand Co. Ltd.
6.39%, 11/15/2027	25	30
PACCAR, Inc.
6.38%, 02/15/2012	15	15
Parker Hannifin Corp.
5.50%, 05/15/2018	20	24
Media - 0.9%
CBS Corp.
5.75%, 04/15/2020	17	19
7.88%, 07/30/2030	45	57
8.88%, 05/15/2019	20	26
Comcast Cable Holdings LLC
9.80%, 02/01/2012	300	302
Comcast Corp.
6.45%, 03/15/2037	50	61
6.50%, 01/15/2017 - 11/15/2035	100	119
COX Communications, Inc.
8.38%, 03/01/2039 - 144A	60	80
DIRECTV Holdings LLC
4.60%, 02/15/2021 ^	125	130
5.00%, 03/01/2021 ^	33	35
Historic TW, Inc.
9.15%, 02/01/2023	500	684

	Principal (000’s)	Value (000’s)
Media (continued)
NBCUniversal Media LLC
4.38%, 04/01/2021	$50	$53
News America, Inc.
6.65%, 11/15/2037	50	57
7.30%, 04/30/2028	50	57
8.88%, 04/26/2023 ^	80	105
TCI Communications, Inc.
8.75%, 08/01/2015	100	121
Thomson Reuters Corp.
3.95%, 09/30/2021	126	130
4.70%, 10/15/2019 ^	15	17
5.95%, 07/15/2013 ^	35	37
Time Warner Cable, Inc.
5.50%, 09/01/2041	90	95
6.75%, 07/01/2018	60	71
7.30%, 07/01/2038	100	122
8.25%, 02/14/2014	50	56
8.75%, 02/14/2019	50	64
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	25	33
Viacom, Inc.
3.88%, 12/15/2021	72	74
Walt Disney Co.
4.13%, 12/01/2041	60	62
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	50	55
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020	12	12
3.75%, 09/20/2021 ^	80	84
8.95%, 05/01/2014	35	41
Multiline Retail - 0.1%
Kohl’s Corp.
4.00%, 11/01/2021	30	31
6.25%, 12/15/2017 ^	15	18
Nordstrom, Inc.
4.00%, 10/15/2021	35	36
Target Corp.
6.00%, 01/15/2018	100	122
Multi-Utilities - 0.1%
Dominion Resources, Inc. - Series B
6.25%, 06/30/2012	144	148
PG&E Corp.
5.75%, 04/01/2014	100	109
Sempra Energy
6.50%, 06/01/2016	50	58
8.90%, 11/15/2013	50	56
Xcel Energy, Inc.
4.80%, 09/15/2041 ^	9	10
Office Electronics - 0.0% ¥
Xerox Corp.
5.63%, 12/15/2019 ^	50	55
6.75%, 02/01/2017	50	57
Oil, Gas & Consumable Fuels - 0.5%
AGL Capital Corp.
3.50%, 09/15/2021	75	75
Anadarko Petroleum Corp.
5.75%, 06/15/2014 ^	50	54
8.70%, 03/15/2019	80	102

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018	$25	$29
7.20%, 01/15/2032	20	26
ConocoPhillips
5.75%, 02/01/2019 ^	75	90
Devon Energy Corp.
6.30%, 01/15/2019	30	37
EnCana Corp.
6.50%, 05/15/2019 ^	40	48
6.50%, 08/15/2034	40	47
ENI SpA
5.70%, 10/01/2040 - 144A	125	131
Occidental Petroleum Corp.
1.75%, 02/15/2017	28	28
Petro-Canada
6.05%, 05/15/2018	40	47
6.80%, 05/15/2038	50	65
Schlumberger Investment SA
3.30%, 09/14/2021 - 144A	41	42
Shell International Finance BV
6.38%, 12/15/2038	150	206
Statoil ASA
3.13%, 08/17/2017 ^	33	35
3.15%, 01/23/2022	33	34
4.25%, 11/23/2041	27	28
Talisman Energy, Inc.
7.75%, 06/01/2019	60	74
Total Capital SA
2.30%, 03/15/2016	100	103
4.13%, 01/28/2021 ^	29	32
Transocean, Inc.
6.38%, 12/15/2021	26	28
6.50%, 11/15/2020	75	77
7.35%, 12/15/2041	20	22
7.50%, 04/15/2031	25	26
Pharmaceuticals - 0.1%
AstraZeneca PLC
5.40%, 06/01/2014	50	56
Eli Lilly & Co.
3.55%, 03/06/2012	50	50
GlaxoSmithKline Capital, Inc.
4.38%, 04/15/2014	50	54
Real Estate Investment Trusts - 0.1%
ERP Operating, LP
4.63%, 12/15/2021	27	28
Simon Property Group, LP
4.13%, 12/01/2021 ^	67	70
5.63%, 08/15/2014	50	55
6.10%, 05/01/2016	60	68
6.75%, 05/15/2014	30	33
WEA Finance LLC
6.75%, 09/02/2019 - 144A	93	103
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	22	23
3.60%, 09/01/2020	25	26
5.65%, 05/01/2017	50	58
6.70%, 08/01/2028	50	64
CSX Corp.
4.25%, 06/01/2021 ^	22	24
5.50%, 04/15/2041	37	42
6.30%, 03/15/2012 ^	25	25

	Principal (000’s)	Value (000’s)
Road & Rail (continued)
CSX Corp. (continued)
7.90%, 05/01/2017	$60	$75
Norfolk Southern Corp.
3.25%, 12/01/2021	55	56
6.00%, 03/15/2105 - 05/23/2111	217	251
Ryder System, Inc.
3.60%, 03/01/2016	25	26
Union Pacific Corp.
4.16%, 07/15/2022	7	8
5.65%, 05/01/2017	41	48
Union Pacific Corp. -Series 2003-1
4.70%, 01/02/2024	83	91
Semiconductors & Semiconductor Equipment - 0.0% ¥
Intel Corp.
3.30%, 10/01/2021	86	91
Software - 0.1%
Intuit, Inc.
5.75%, 03/15/2017	15	17
Microsoft Corp.
1.63%, 09/25/2015	60	62
Oracle Corp.
5.25%, 01/15/2016 ^	30	35
5.75%, 04/15/2018	100	120
6.50%, 04/15/2038	30	41
Specialty Retail - 0.1%
Gap, Inc.
5.95%, 04/12/2021	53	51
Home Depot, Inc.
5.40%, 03/01/2016 ^	85	98
Lowe’s Cos., Inc.
3.80%, 11/15/2021	46	48
5.13%, 11/15/2041	33	37
Staples, Inc.
9.75%, 01/15/2014	45	51
Water Utilities - 0.0% ¥
American Water Capital Corp.
6.09%, 10/15/2017	125	145
Wireless Telecommunication Services - 0.1%
Crown Castle Towers LLC
3.21%, 08/15/2015 - 144A	30	30
Vodafone Group PLC
5.00%, 09/15/2015 ^	115	129

Total Corporate Debt Securities (cost $39,080)		40,628

CONVERTIBLE BONDS - 0.1%
Diversified Financial Services - 0.1%
BA Covered Bond Issuer
5.50%, 06/14/2012 - 144A	400	408
Total Convertible Bonds (cost $400)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.28% ▲	4,381,615	4,382
Total Securities Lending Collateral (cost $4,382)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 9.6%
State Street Bank & Trust Co.
0.03% ▲, dated 12/30/2011, to be repurchased at $29,937 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $30,535.	$29,937	$29,937
Total Repurchase Agreement (cost $29,937)

Total Investment Securities (cost $303,469)		319,093
Other Assets and Liabilities - Net		(6,966)

Net Assets		$312,127

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
^	All or a portion of this security is on loan. The value of all securities on loan is $4,291.
‡	Non-income producing security.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.

In default.

Percentage rounds to less than 0.1%.
Aggregate cost for federal income tax purposes is $303,473. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $17,918 and $2,298, respectively. Net unrealized appreciation for tax purposes is $15,620.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $22,398, or 7.18%, of the fund’s net assets.
IO	Interest Only
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$7,076	$—	$7,076
Convertible Bonds	—	408	—	408
Corporate Debt Securities	—	40,628	—	40,628
Foreign Government Obligations	—	2,260	—	2,260
Mortgage-Backed Securities	—	29,969	—	29,969
Municipal Government Obligations	—	431	—	431
Repurchase Agreements	—	29,937	—	29,937
Securities Lending Collateral	4,382	—	—	4,382
U.S. Government Agency Obligations	—	138,421	—	138,421
U.S. Government Obligations	—	65,581	—	65,581

Total	$4,382	$314,711	$—	$319,093

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $273,532) (including securities loaned of $4,291)	$289,156
Repurchase agreement, at value (cost: $29,937)	29,937
Cash	24
Receivables:
Investment securities sold	60
Shares sold	137
Interest	1,558
Securities lending income (net)	1
Other	—	(A)

	320,873

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	3,152
Shares redeemed	1,005
Management and advisory fees	117
Distribution and service fees	11
Administration fees	5
Trustees fees	—	(A)
Transfer agent fees	—	(A)
Printing and shareholder reports fees	25
Audit and tax fees	9
Other	40
Collateral for securities on loan	4,382

	8,746

Net assets	$312,127

Net assets consist of:
Capital stock ($.01 par value)	$238
Additional paid-in capital	286,742
Undistributed (accumulated) net investment income (loss)	9,564
Undistributed (accumulated) net realized gain (loss) from investment securities	(41)
Net unrealized appreciation (depreciation) on:
Investment securities	15,624

Net assets	$312,127

Net assets by class:
Initial Class	$256,418
Service Class	55,709
Shares outstanding:
Initial Class	19,755
Service Class	4,040
Net asset value and offering price per share:
Initial Class	$12.98
Service Class	13.79

(A)	Rounds to less than $1.

Investment income:
Interest income (including withholding taxes on foreign income of $— (A))	10,189
Securities lending income (net)	15

10,204

Expenses:
Management and advisory	997
Distribution and service:
Service Class	61
Printing and shareholder reports	58
Custody	124
Administration	44
Legal	14
Audit and tax	14
Trustees	6
Transfer agent	2
Other	5

Total expenses	1,325

Net investment income	8,879

Net realized gain (loss) on transactions from:
Investment securities	644
Net increase in unrealized appreciation (depreciation) on:
Investment securities	6,018

Net realized and unrealized gain	6,662

Net increase in net assets resulting from operations	$15,541

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$8,879	$9,237
Net realized gain (loss) from investment securities	644	1,468
Change in net unrealized appreciation (depreciation) on investment securities	6,018	2,946

Net increase in net assets resulting from operations	15,541	13,651

Distributions to shareholders:
From net investment income:
Initial Class	(8,954)	(10,157)
Service Class	(1,048)	(753)

	(10,002)	(10,910)

From net realized gains:
Initial Class	(269)	—
Service Class	(33)	—

	(302)	—

Total distributions to shareholders	(10,304)	(10,910)

Capital share transactions:
Proceeds from shares sold:
Initial Class	131,509	59,555
Service Class	49,223	5,434

	180,732	64,989

Dividends and distributions reinvested:
Initial Class	9,223	10,157
Service Class	1,081	753

	10,304	10,910

Cost of shares redeemed:
Initial Class	(58,730)	(61,888)
Service Class	(8,256)	(9,955)

	(66,986)	(71,843)

Net increase in net assets from capital shares transactions	124,050	4,056

Net increase in net assets	129,287	6,797

Net assets:
Beginning of year	182,840	176,043

End of year	$312,127	$182,840

Undistributed net investment income	$9,564	$10,003

Share activity:
Shares issued:
Initial Class	10,145	4,632
Service Class	3,580	400

	13,725	5,032

Shares issued-reinvested from distributions:
Initial Class	725	805
Service Class	80	56

	805	861

Shares redeemed:
Initial Class	(4,559)	(4,852)
Service Class	(603)	(733)

	(5,162)	(5,585)

Net increase (decrease) in shares outstanding:
Initial Class	6,311	585
Service Class	3,057	(277)

	9,368	308

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.62	$12.41	$11.95	$11.81	$11.66
Investment operations
Net investment income(A)	0.52	0.67	0.73	0.58	0.52
Net realized and unrealized gain	0.42	0.35	0.40	0.06	0.26

Total operations	0.94	1.02	1.13	0.64	0.78

Distributions
From net investment income	(0.56)	(0.81)	(0.58)	(0.50)	(0.63)
From net realized gains	(0.02)	—	(0.09)	—	—

Total distributions	(0.58)	(0.81)	(0.67)	(0.50)	(0.63)

Net asset value
End of year	$12.98	$12.62	$12.41	$11.95	$11.81

Total return(B)	7.53%	8.24%	9.58%	5.58%	6.85%
Net assets end of year (000’s)	$256,418	$169,683	$159,532	$135,307	$142,788
Ratio and supplemental data
Expenses to average net assets	0.57%	0.57%	0.57%	0.55%	0.58%
Net investment income, to average net assets	4.04%	5.24%	5.95%	4.88%	4.46%
Portfolio turnover rate	23%	25%	18%	28%	4%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.39	$13.11	$12.58	$12.43	$12.24
Investment operations
Net investment income(A)	0.51	0.68	0.74	0.58	0.52
Net realized and unrealized gain	0.45	0.37	0.43	0.06	0.27

Total operations	0.96	1.05	1.17	0.64	0.79

Distributions
From net investment income	(0.54)	(0.77)	(0.55)	(0.49)	(0.60)
From net realized gains	(0.02)	—	(0.09)	—	—

Total distributions	(0.56)	(0.77)	(0.64)	(0.49)	(0.60)

Net asset value
End of year	$13.79	$13.39	$13.11	$12.58	$12.43

Total return(B)	7.24%	7.99%	9.38%	5.25%	6.61%
Net assets end of year (000’s)	$55,709	$13,157	$16,511	$13,957	$11,460
Ratio and supplemental data
Expenses to average net assets	0.82%	0.82%	0.82%	0.80%	0.83%
Net investment income, to average net assets	3.69%	5.03%	5.73%	4.65%	4.21%
Portfolio turnover rate	23%	25%	18%	28%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

There are no restricted and illiquid securities at December 31, 2011.

Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Transamerica Series Trust	Page 21	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net assets value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Page 22	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, are disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Asset Management, Inc., the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$110,680	35.46%

Transamerica Series Trust	Page 23	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.70% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There were no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$36,497
U.S. Government	104,688

Proceeds from maturities and sales of securities:
Long-term	35,512
U.S. Government	11,240

Transamerica Series Trust	Page 24	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	684
Undistributed (accumulated) net realized gain (loss) from investment securities	(684)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

There were no capital loss carryforwards utilized or expired during the year ended December 31, 2011.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$10,002
Long-term Capital Gain	302

2010 Distributions paid from:
Ordinary Income	10,910
Long-term Capital Gain	—

Transamerica Series Trust	Page 25	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$9,568

Undistributed Long-term Capital Gain	147

Capital Loss Carryforwards	—

Post October Short-term Capital Loss Deferral	(188)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	15,620

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Page 26	Annual Report 2011

Transamerica JPMorgan Core Bond VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Core Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Core Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Page 27	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made Long-Term Capital Gain Designation of $302 for the year ended December 31, 2011.

Transamerica Series Trust	Page 28	Annual Report 2011

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. Yields on U.S. Treasuries rose overall amid signs of economic recovery in the U.S. and concerns the Federal Reserve’s (“Fed’s”) second round of quantitative easing (“QE2”) might spark inflation. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasuries.

With this flight to quality, Treasury yields fell in the second quarter as higher gasoline prices and lingering effects of Japan’s earthquake on global supply chains crimped U.S. growth. Concern about the sovereign debt crisis in the Eurozone further boosted demand for Treasuries. On June 30, the Fed ended its $600 billion program of buying Treasuries known as QE2, and indicated its intention to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet. The Fed also reiterated its “extended period” language for a near-zero federal funds rate.

With the Fed’s continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, Standard & Poor’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries. Additionally, the Eurozone sovereign debt crisis intensified as the likelihood of a Greek debt restructuring increased. Other European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012. To finance this program, the Fed agreed to sell Treasury securities with remaining maturities of 3 years or less to make financial conditions more accommodative by putting downward pressure on longer-term interest rates.

Following the Fed’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets. In response to these pressures, the International Monetary Fund (“IMF”) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth of the European Financial Stability Fund (“EFSF”), many Eurozone countries still faced increasing unemployment and worsening debt-to-gross domestic product ratios into the year end.

PERFORMANCE

For the year ended December 31, 2011, Transamerica PIMCO Total Real Return VP, Initial Class returned 6.27%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.84%.

STRATEGY REVIEW

An underweight to U.S. duration early in the year added to returns as the 10-year U.S. Treasury yield rose in the first quarter. However, this positive impact was offset as a continued underweight to U.S. duration detracted from returns as the 10-year Treasury yield fell to end the year at 1.89 percent. Exposure to non-U.S. developed interest rates, particularly core Europe, was positive for returns as the 10-year German Bund yield fell to end the year at 1.83 percent.

Within the mortgage sector our positioning in agency mortgage-backed securities detracted from returns as the Barclays Capital U.S. Fixed Rate Mortgage Backed Securities Index underperformed like-duration Treasuries over the year. A focus on financials, a subsector in the investment grade corporate sector, was negative for performance as financials underperformed the overall investment grade corporate market. Modest exposure to emerging local rates in Brazil, implemented via Brazilian zero coupon interest rate swaps, added to returns as rates fell in this country during the year. Exposure to emerging market and non-U.S. developed currencies such as the Australian Dollar and Mexican Peso detracted from returns, as the U.S. Dollar strengthened due to the flight to quality. Finally, modest exposure to Build America Bonds added to returns as the Barclays Capital Build America Bonds Index outperformed Treasuries and the Barclays U.S. Long Credit Index during the year.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	6.27%	6.96%	5.88%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.75%

Service Class	5.95%	6.70%	5.26%	05/01/2003

NOTES

*	The Barclays Capital Aggregate U.S. Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the Initial Class. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica PIMCO Total Return VP
Initial Class	$1,000.00	$1,035.00	$3.49	$1,021.78	$3.47	0.68%
Service Class	1,000.00	1,033.50	4.77	1,020.52	4.74	0.93

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligation	49.5%
Corporate Debt Security	19.4
U.S. Government Obligation	16.6
Foreign Government Obligation	16.1
Securities Lending Collateral	5.4
Mortgage-Backed Security	5.0
Municipal Government Obligation	3.2
Asset-Backed Security	2.5
Preferred Corporate Debt Security	1.1
Short-Term U.S. Government Obligation	0.8

Asset Type (continued)	% of Net Assets
Repurchase Agreement	0.7%
Loan Assignment	0.3
Convertible Preferred Stock	0.1
Preferred Stock	0.1
Other Assets and Liabilities - Net(A)	(20.8)

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 16.6%
U.S. Treasury Bond
2.13%, 08/15/2021 ^ a	$98,700	$101,228
3.13%, 05/15/2021	34,300	38,298
3.75%, 08/15/2041 ^	55,900	65,744
3.88%, 08/15/2040 ^	1,900	2,278
4.38%, 02/15/2038 - 05/15/2041	25,500	33,132
5.25%, 02/15/2029	1,500	2,072
7.63%, 11/15/2022 ^	27,500	42,814
U.S. Treasury Inflation Indexed Bond
1.13%, 01/15/2021 g a	45,028	50,216
2.13%, 02/15/2041	12,201	16,480
U.S. Treasury Note
1.50%, 06/30/2016	3,700	3,826
2.00%, 11/15/2021 ^	75,800	76,665
2.25%, 03/31/2016 ^	100	107
2.25%, 07/31/2018 a	38,300	40,736
2.63%, 08/15/2020	689	743
3.13%, 11/15/2041 ^	52,200	54,688

Total U.S. Government Obligations (cost $506,935)		529,027

U.S. GOVERNMENT AGENCY OBLIGATIONS - 49.5%
Fannie Mae
0.84%, 09/25/2041 *	59,078	58,843
1.41%, 06/01/2043 *	284	286
1.77%, 08/01/2035 *	1,184	1,217
1.95%, 08/01/2035 *	24	25
2.03%, 08/01/2036 *	340	358
2.17%, 09/01/2035 *	1,945	2,028
2.22%, 05/01/2035 *	963	1,000
2.23%, 12/01/2034 *	15	16
2.30%, 10/01/2035 *	23	24
2.39%, 07/01/2032 *	8	8
2.40%, 01/01/2028 *	66	70
3.50%, 10/01/2013 - 11/01/2041	243,516	253,463
4.00%, 06/01/2013 - 09/01/2041	413,637	435,737
4.50%, 03/25/2017 - 06/01/2026	102,015	108,901
5.00%, 08/01/2020 - 01/01/2030	25,193	27,230
5.50%, 04/01/2014 - 02/01/2038	12,118	13,223
6.00%, 08/01/2037	3,790	4,177
6.50%, 06/17/2038	3,700	3,862
Fannie Mae, TBA
3.00%	15,000	15,443
3.50%	319,000	329,948
4.00%	59,000	62,218
4.50%	1,000	1,064
Freddie Mac
0.63%, 12/15/2029 *	62	62
1.40%, 10/25/2044 *	1,920	1,872
1.61%, 07/25/2044 *	980	996
2.10%, 09/01/2035 *	174	181
2.49%, 08/01/2023 *	69	71
2.62%, 09/01/2035 *	2,165	2,300
4.00%, 03/01/2041	92,792	97,478
5.00%, 02/15/2020	1,066	1,093
5.50%, 03/15/2017	8	8
6.50%, 07/25/2043	111	126
Freddie Mac, TBA
4.00%	89,000	93,340

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae
6.50%, 06/20/2032	$7	$7
Overseas Private Investment Corp.
Series E-2
Zero Coupon, 09/20/2013 §	5,850	5,826
Series H-2
Zero Coupon, 09/20/2013 §	11,384	11,337
2.07%, 05/15/2021 §	32,600	31,512
5.10%, 05/15/2021 §	5,700	5,899
5.75%, 05/15/2021 §	3,900	5,117
U.S. Small Business Administration
4.50%, 02/01/2014	213	219

Total U.S. Government Agency Obligations (cost $1,545,650)		1,576,585

FOREIGN GOVERNMENT OBLIGATIONS - 16.1%
Australia Government Bond
4.75%, 06/15/2016	AUD45,300	49,159
5.50%, 12/15/2013 ^	26,500	28,295
5.50%, 01/21/2018	36,300	41,346
5.75%, 07/15/2022	52,900	63,213
6.00%, 02/15/2017	14,000	16,122
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2013 - 01/01/2017	BRL72,929	37,643
Bundesrepublik Deutschland
4.25%, 07/04/2018	EUR37,100	57,079
Canadian Government Bond
1.50%, 03/01/2012	CAD45,100	44,313
1.75%, 03/01/2013	3,700	3,664
2.25%, 08/01/2014	97,000	98,245
3.25%, 06/01/2021	29,700	32,413
Export-Import Bank of Korea
8.13%, 01/21/2014	$13,100	14,478
Hong Kong SAR Government Bond
5.13%, 08/01/2014 - 144A^	2,700	2,946
Republic of Brazil
10.25%, 01/10/2028	BRL2,050	1,253
United Kingdom Gilt
4.25%, 03/07/2036 - 12/07/2040	GBP10,800	20,627

Total Foreign Government Obligations (cost $493,914)		510,796

MORTGAGE-BACKED SECURITIES - 5.0%
Adjustable Rate Mortgage Trust
Series 2005-4, Class 1A1
2.72%, 08/25/2035 *	$295	214
Series 2005-5, Class 2A1
2.85%, 09/25/2035 *	327	223
Series 2005-10, Class 1A21
2.76%, 01/25/2036 *	430	278
American Home Mortgage Assets LLC
Series 2006-4, Class 1A12
0.50%, 10/25/2046 *	4,620	1,862
Series 2006-5, Class A1
1.13%, 11/25/2046 *	898	329
American Home Mortgage Investment Trust
Series 2005-2, Class 4A1
2.30%, 09/25/2045 *	8	5
Banc of America Funding Corp.
Series 2005-D, Class A1
2.69%, 05/25/2035 *	179	174
Series 2006-J, Class 4A1
5.74%, 01/20/2047 *	218	137

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Large Loan, Inc.
Series 2010-UB5, Class A4A
5.64%, 02/17/2051 - 144A *	$20,000	$21,860
Banc of America Merrill Lynch Commercial
Mortgage, Inc.
Series 2007-1, Class A4
5.45%, 01/15/2049	490	532
Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 2A1
2.87%, 01/25/2035 *	1,002	820
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
2.60%, 08/25/2033 *	1,709	1,610
Series 2003-8, Class 2A1
2.90%, 01/25/2034 *	103	93
Series 2003-8, Class 4A1
2.85%, 01/25/2034 *	213	197
Series 2003-9, Class 2A1
2.85%, 02/25/2034 *	248	211
Series 2004-10, Class 22A1
2.82%, 01/25/2035 *	357	286
Series 2005-2, Class A2
3.02%, 03/25/2035 *	704	662
Series 2005-5, Class A2
2.25%, 08/25/2035 *	528	450
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1
2.77%, 09/25/2035 *	737	465
Series 2006-6, Class 32A1
2.82%, 11/25/2036 *	1,126	543
Series 2006-8, Class 3A1
0.45%, 02/25/2034 *	947	691
Series 2006-R1, Class 2E21
3.85%, 08/25/2036 *	883	177
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
2.55%, 01/26/2036 *	717	418
Series 2007-R6, Class 2A1
3.62%, 12/26/2046 *	483	285
Chaseflex Trust
Series 2007-3, Class 1A2
0.75%, 07/25/2037 *	3,133	1,615
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
2.23%, 09/25/2035 *	924	821
Series 2005-6, Class A2
2.45%, 09/25/2035 *	681	540
Series 2007-10, Class 22AA
5.61%, 09/25/2037 *	4,481	2,526
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	800	876
Series 2007-CD5, Class A4
5.89%, 11/15/2044 *	400	443
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	13	14
Series 2003-J3, Class 2A1
6.25%, 12/25/2033	330	346
Series 2005-14, Class 2A1
0.50%, 05/25/2035 *	405	213

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust (continued)
Series 2005-56, Class 5A2
1.06%, 11/25/2035 *	$948	$486
Series 2005-59, Class 1A1
0.59%, 11/20/2035 *	11	6
Series 2005-62, Class 2A1
1.21%, 12/25/2035 *	7	4
Series 2005-81, Class A1
0.57%, 02/25/2037 *	2,173	1,025
Series 2006-OA1, Class 2A1
0.49%, 03/20/2046 *	1,728	847
Series 2006-OA9, Class 2A1A
0.49%, 07/20/2046 *	14	5
Series 2006-OA17, Class 1A1A
0.48%, 12/20/2046 *	5,332	2,435
Series 2006-OA19, Class A1
0.46%, 02/20/2047 *	2,048	911
Series 2007-HY4, Class 1A1
2.89%, 06/25/2037 *	4,045	2,343
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2002-30, Class M
2.63%, 10/19/2032 *	88	57
Series 2003-R4, Class 2A
6.50%, 01/25/2034 - 144A *	640	640
Series 2004-12, Class 11A1
2.80%, 08/25/2034 *	132	91
Series 2004-R1, Class 2A
6.50%, 11/25/2034 - 144A	860	872
Series 2005-HY10, Class 5A1
5.24%, 02/20/2036 *	502	329
Series 2005-R2, Class 1AF1
0.63%, 06/25/2035 - 144A *	1,446	1,214
Series 2006-OA5, Class 2A2
0.59%, 04/25/2036 *	712	124
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
2.40%, 06/25/2033 *	931	849
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2005-AR1, Class 2A1
1.83%, 08/25/2035 *	247	142
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
2.75%, 08/25/2035 *	144	110
Granite Mortgages PLC
Series 2003-3, Class 3A
1.35%, 01/20/2044 *	803	1,196
Series 2004-3, Class 3A2
1.45%, 09/20/2044 *	4,641	6,895
Greenpoint Mortgage Funding Trust
Series 2006-AR7, Class 1A32
0.49%, 12/25/2046 *	750	107
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1, Class A1
2.80%, 10/25/2033 *	302	239
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.68%, 09/25/2035 *	859	748
Series 2006-AR1, Class 2A1
2.77%, 01/25/2036 *	12	8

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust
Series 2005-4, Class 4A
2.75%, 07/19/2035 *	$565	$418
Series 2006-1, Class 2A1A
0.52%, 03/19/2036 *	2,849	1,485
Series 2006-5, Class 2A1A
0.46%, 07/19/2046 *	1,314	661
Series 2006-7, Class 2A1A
0.48%, 09/19/2046 *	674	373
Series 2007-1, Class 2A1A
0.41%, 04/19/2038 *	1,701	979
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.59%, 12/25/2034 *	90	62
Series 2006-AR12, Class A1
0.48%, 09/25/2046 *	816	421
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2007-CB18, Class A4
5.44%, 06/12/2047	210	225
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.02%, 02/25/2035 *	301	292
Series 2007-A1, Class 5A5
2.80%, 07/25/2035 *	2,548	2,317
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	4,700	5,155
Luminent Mortgage Trust
Series 2006-6, Class 2A1
0.49%, 10/25/2046 *	654	366
MASTR Alternative Loans Trust
Series 2006-2, Class 2A1
0.69%, 03/25/2036 *	339	74
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 1A
2.00%, 10/25/2035 *	11,552	9,708
Series 2005-2, Class 2A
2.42%, 10/25/2035 *	381	308
Series 2005-2, Class 3A
1.27%, 10/25/2035 *	126	100
Series 2005-3, Class 4A
0.54%, 11/25/2035 *	72	59
Series 2005-A10, Class A
0.50%, 02/25/2036 *	414	267
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
5.88%, 06/11/2049 *	400	440
Series 2007-XLFA, Class A1
0.34%, 10/15/2020 - 144A *	722	718
Nomura Asset Acceptance Corp.
Series 2004-R1, Class A1
6.50%, 03/25/2034 - 144A	879	890
Permanent Master Issuer PLC
Series 2011-1A, Class 1A1
1.80%, 07/15/2042 - 144A *	10,400	10,364
Series 2011-1A, Class 1A3
2.87%, 07/15/2042 - 144A *	16,000	20,619
Residential Accredit Loans, Inc.
Series 2005-QO3, Class A1
0.69%, 10/25/2045 *	556	282

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Residential Accredit Loans, Inc. (continued)
Series 2006-QO6, Class A1
0.47%, 06/25/2046 *	$721	$226
Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.69%, 01/25/2046 *	721	300
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, 03/25/2032	17	18
Series 2005-SA4, Class 1A21
3.03%, 09/25/2035 *	1,028	641
RMAC Securities PLC
Series 2007-NS1X, Class A2B
0.69%, 06/12/2044 *	15,200	11,682
Sequoia Mortgage Trust
Series 10, Class 2A1
1.04%, 10/20/2027 *	87	74
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.53%, 01/25/2035 *	327	239
Series 2005-17, Class 3A1
2.53%, 08/25/2035 *	116	82
Series 2005-18, Class 3A1
2.69%, 09/25/2035 *	3,840	2,632
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.94%, 09/19/2032 *	61	51
Series 2005-AR5, Class A1
0.53%, 07/19/2035 *	154	94
Series 2005-AR5, Class A2
0.53%, 07/19/2035 *	159	126
Series 2005-AR5, Class A3
0.53%, 07/19/2035 *	300	246
Series 2005-AR8, Class A1A
0.57%, 02/25/2036 *	348	168
Series 2006-AR3, Class 12A1
0.51%, 05/25/2036 *	2,146	964
Series 2006-AR6, Class 2A1
0.48%, 07/25/2046 *	5,787	2,855
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.37%, 09/15/2021 - 144A *	984	935
WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.47%, 02/27/2034 *	125	119
Series 2003-AR9, Class 2A
2.56%, 09/25/2033 *	4,189	3,984
Series 2004-AR1, Class A
2.56%, 03/25/2034 *	336	314
Series 2005-AR11, Class A1A
0.61%, 08/25/2045 *	236	172
Series 2006-AR3, Class A1A
1.21%, 02/25/2046 *	1,147	754
Series 2006-AR7, Class 3A
2.72%, 07/25/2046 *	2,212	1,433
Series 2006-AR7, Class C1B2
0.51%, 07/25/2046 *	308	45
Series 2006-AR9, Class 2A
2.72%, 08/25/2046 *	1,929	1,258
Series 2006-AR10, Class 1A1
5.84%, 09/25/2036 *	1,942	1,303

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2006-AR17, Class 1A
1.03%, 12/25/2046 *	$1,006	$516
Series 2006-AR19, Class 1A1A
0.94%, 01/25/2047 *	282	153
Series 2007-HY1, Class 1A1
5.06%, 02/25/2037 *	747	465
Series 2007-HY1, Class 4A1
2.61%, 02/25/2037 *	4,685	3,096
Series 2007-OA1, Class A1A
0.91%, 02/25/2047 *	5,753	2,842
Series 2007-OA3, Class 2A1A
0.97%, 04/25/2047 *	670	422
Series 2007-OA6, Class 1A
1.02%, 07/25/2047 *	956	552
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	139	140
Series 2004-CC, Class A1
2.95%, 01/25/2035 *	500	459
Series 2004-Z, Class 2A1
2.62%, 12/25/2034 *	706	637
Series 2006-AR4, Class 2A6
5.62%, 04/25/2036 *	524	214
Series 2006-AR8, Class 2A4
2.70%, 04/25/2036 *	1,025	836
Series 2006-AR10, Class 5A6
2.73%, 07/25/2036 *	13	9

Total Mortgage-Backed Securities (cost $180,917)		159,238

ASSET-BACKED SECURITIES - 2.5%
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.87%, 07/25/2032 *	6	5
Asset Backed Funding Certificates
Series 2005-OPT1, Class A1MZ
0.64%, 07/25/2035 *	132	115
Avoca CLO I BV
Series III-X, Class A
1.97%, 09/15/2021 *	3,874	4,687
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.95%, 10/25/2032 *	27	23
Series 2006-SD2, Class A2
0.49%, 06/25/2036 *	260	257
Series 2006-SD3, Class 21A1
3.21%, 07/25/2036 *	340	205
Series 2006-SD4, Class 1A1
3.04%, 10/25/2036 *	888	607
Chester Asset Receivables Dealings
Series 2004-1, Class A
1.20%, 04/15/2016 *	13,300	20,040
Citigroup Mortgage Loan Trust, Inc.
Series 2006-NC1, Class A2B
0.40%, 08/25/2036 *	44	40
Series 2007-AHL1, Class A2A
0.33%, 12/25/2036 *	47	46
Countrywide Asset-Backed Certificates
Series 2007-5, Class 2A1
0.39%, 09/25/2047 *	365	359

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Gazprom OAO Via GAZ Capital SA
6.51%, 03/07/2022	$10,900	$11,064
8.15%, 04/11/2018 - 144A	1,200	1,350
Series 2
8.63%, 04/28/2034 ^	6,300	7,387
Harbourmaster CLO, Ltd.
Series 5A, Class A1
1.69%, 06/15/2020 - 144A *	2,418	2,928
Home Equity Asset Trust
Series 2002-1, Class A4
0.89%, 11/25/2032 *	1	1
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH3, Class A2
0.37%, 03/25/2037 *	100	94
Lehman XS Trust
Series 2006-4N, Class A1B1
0.46%, 04/25/2046 *	174	154
Series 2006-GP4, Class 2A2
0.52%, 08/25/2046 *	241	22
Merrill Lynch Mortgage Investors, Inc.
Series 2006-MLN1, Class A2A
0.36%, 07/25/2037 *	t	t
Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
0.36%, 01/25/2047 *	352	298
New Century Home Equity Loan Trust
Series 2005-2, Class A1ZA
0.55%, 06/25/2035 *	26	25
Penarth Master Issuer PLC
Series 2011-1A, Class A1
0.93%, 05/18/2015 - 144A *	13,300	13,306
Plymouth Rock CLO, Ltd./Inc.
Series 2010-1A, Class A
1.96%, 02/16/2019 - 144A *	9,496	9,397
Securitized Asset Backed Receivables LLC
Series 2007-NC2, Class A2A
0.33%, 01/25/2037 *	344	291
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	280	308
Series 2004-20C, Class 1
4.34%, 03/01/2024	1,616	1,748
Series 2008-20L, Class 1
6.22%, 12/01/2028	3,115	3,561
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.87%, 01/25/2033 *	2	1
Series 2007-GEL1, Class A1
0.39%, 01/25/2037 - 144A *	717	489

Total Asset-Backed Securities (cost $80,514)		78,808

MUNICIPAL GOVERNMENT OBLIGATIONS - 3.2%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2030 - 06/01/2047	4,400	3,224
Chicago Transit Authority - Class A
6.90%, 12/01/2040	11,100	13,108
Chicago Transit Authority - Class B
6.90%, 12/01/2040	7,300	8,620
Golden State Tobacco Securitization Corp.
5.13%, 06/01/2047	300	194

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky State Property & Building Commission
4.30%, 11/01/2019	$500	$550
4.40%, 11/01/2020	600	633
5.37%, 11/01/2025	1,100	1,243
Los Angeles Department of Water & Power
5.00%, 07/01/2044	6,900	7,210
Los Angeles Unified School District -Series A-1, Class A
4.50%, 07/01/2022	2,155	2,378
New York City Municipal Water Finance Authority
5.75%, 06/15/2040	6,200	7,027
New York City Transitional Finance Authority Future Tax Secured Revenue
4.73%, 11/01/2023	900	1,053
4.91%, 11/01/2024	600	711
5.08%, 11/01/2025	600	687
Palomar Community College District
4.75%, 05/01/2032	100	103
State of California
5.65%, 04/01/2039 *	14,400	15,190
State of California - Build America Bonds
7.50%, 04/01/2034	1,100	1,316
7.55%, 04/01/2039	3,400	4,161
State of Illinois
2.77%, 01/01/2012	25,200	25,202
4.42%, 01/01/2015	2,400	2,497
Tobacco Securitization Authority of Southern California
5.13%, 06/01/2046	3,100	2,058
Tobacco Settlement Finance Authority -Series A
7.47%, 06/01/2047	2,540	1,796
Tobacco Settlement Financing Corp.
5.88%, 05/15/2039	100	100
Tobacco Settlement Financing Corp. -Series 1A
5.00%, 06/01/2041	4,000	2,874

Total Municipal Government Obligations (cost $97,927)		101,935

PREFERRED CORPORATE DEBT SECURITIES - 1.1%
Commercial Banks - 1.1%
HSBC Capital Funding, LP
10.18%, 06/30/2030 - 144A * ž	100	123
Lloyds TSB Bank PLC
12.00%, 12/16/2024 - 144A * ž	16,500	15,113
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * ž	1,910	2,235
Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 ž	7,000	3,754
Wells Fargo & Co.- Series K
7.98%, 03/15/2018 * ž ^	12,700	13,605

Total Preferred Corporate Debt Securities (cost $38,476)		34,830

CORPORATE DEBT SECURITIES - 19.4%
Capital Markets - 2.8%
Deutsche Bank AG
5.38%, 10/12/2012	19,206	19,592
Goldman Sachs Group, Inc.
1.76%, 11/15/2014 *	EUR900	1,035

	Principal (000’s)	Value (000’s)
Capital Markets (continued)
Goldman Sachs Group, Inc. (continued)
1.82%, 05/23/2016 *	EUR11,800	$12,726
1.88%, 02/04/2013 *	800	993
6.25%, 09/01/2017	$5,000	5,227
Lehman Brothers Holdings, Inc.
2.85%, 12/23/2008 ‡	4,800	1,224
5.63%, 01/24/2013 ‡	9,800	2,573
6.88%, 05/02/2018 ‡	1,200	318
Lehman Brothers Holdings, Inc. -Series I
6.75%, 12/28/2017 ‡	4,000	♦
Morgan Stanley
0.88%, 10/15/2015 *	1,100	925
2.88%, 07/28/2014 ^	2,700	2,543
3.45%, 11/02/2015	13,800	12,706
Morgan Stanley -Series F
6.25%, 08/28/2017	5,500	5,383
Morgan Stanley -Series MTN
6.63%, 04/01/2018	13,900	13,725
UBS AG
1.60%, 02/23/2012 *	100	100
4.88%, 08/04/2020 ^	6,600	6,555
5.88%, 12/20/2017	2,700	2,811
Commercial Banks - 7.2%
Abbey National Treasury Services PLC
2.00%, 04/25/2014 *	14,500	13,201
3.88%, 11/10/2014 - 144A	1,100	1,032
ANZ National International, Ltd.
6.20%, 07/19/2013 - 144A	11,800	12,521
Barclays Bank PLC
1.62%, 01/13/2014 * ^	23,000	22,293
2.50%, 01/23/2013 ^	900	896
6.05%, 12/04/2017 - 144A	6,000	5,426
10.18%, 06/12/2021 - 144A	5,520	5,780
BPCE SA
2.19%, 02/07/2014 - 144A * ^	29,700	28,264
Canadian Imperial Bank of Commerce
2.00%, 02/04/2013 - 144A ^	35,800	36,198
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.50%, 01/11/2021 ^	25,500	26,491
DNB Boligkreditt AS
2.90%, 03/29/2016 - 144A	22,000	22,365
Lloyds TSB Bank PLC
2.77%, 01/24/2014 *	18,800	17,784
4.38%, 01/12/2015 - 144A	14,000	13,477
5.80%, 01/13/2020 - 144A	2,200	2,089
Stadshypotek AB
1.45%, 09/30/2013 - 144A ^	16,700	16,671
Commercial Services & Supplies - 0.0%
Korea Expressway Corp.
5.13%, 05/20/2015 - 144A	850	898
Consumer Finance - 1.3%
Ally Financial, Inc.
3.96%, 06/20/2014 *	6,900	6,453
8.00%, 03/15/2020 ^	8,880	9,102
American Express Credit Corp. -Series C
5.88%, 05/02/2013	15,900	16,713
HSBC Finance Corp.
5.90%, 06/19/2012	7,100	7,206
SLM Corp.
0.72%, 01/27/2014 *	800	723

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Consumer Finance (continued)
SLM Corp. (continued)
5.13%, 08/27/2012	$1,000	$1,005
Diversified Financial Services - 6.6%
Bank of America Corp.
6.50%, 08/01/2016	4,500	4,532
7.63%, 06/01/2019	15,000	15,513
Bank of America Corp. -Series MTNL
5.65%, 05/01/2018	7,900	7,527
Bear Stearns Cos., LLC
5.70%, 11/15/2014	4,400	4,785
6.40%, 10/02/2017	2,200	2,458
7.25%, 02/01/2018	1,500	1,759
Citigroup, Inc.
2.45%, 08/13/2013 *	14,200	13,938
5.88%, 05/29/2037	1,100	1,099
6.00%, 08/15/2017	5,300	5,554
Fiat Finance & Trade SA
9.00%, 07/30/2012	EUR4,400	5,801
Ford Motor Credit Co., LLC
5.63%, 09/15/2015 ^	$10,845	11,224
7.00%, 10/01/2013 ^	800	848
7.80%, 06/01/2012	1,020	1,042
General Electric Capital Corp.
0.86%, 06/20/2014 *	13,100	12,708
6.50%, 09/15/2067 -144A *	GBP1,800	2,418
International Lease Finance Corp.
6.75%, 09/01/2016 -144A	$4,000	4,100
7.13%, 09/01/2018 - 144A	13,200	13,662
JPMorgan Chase & Co.
4.25%, 10/15/2020	22,900	23,060
4.40%, 07/22/2020	1,500	1,532
4.95%, 03/25/2020	2,400	2,551
6.30%, 04/23/2019	5,400	6,116
JPMorgan Chase Bank NA
6.00%, 10/01/2017	1,600	1,721
Merrill Lynch & Co., Inc.
1.85%, 01/31/2014 *	EUR2,100	2,393
6.88%, 04/25/2018	$11,100	10,944
Merrill Lynch & Co., Inc. -Series C
6.40%, 08/28/2017	11,200	10,845
Qtel International Finance, Ltd.
4.75%, 02/16/2021 - Reg S ^	5,000	5,038
SSIF Nevada, LP
1.10%, 04/14/2014 - 144A *	19,800	19,486
Volkswagen International Finance NV
1.03%, 10/01/2012 - 144A *	9,800	9,790
1.19%, 04/01/2014 - 144A *	6,200	6,075
Diversified Telecommunication Services - 0.0%
KT Corp.
4.88%, 07/15/2015 - 144A	900	947
Electric Utilities - 0.0%
Progress Energy, Inc.
6.85%, 04/15/2012	440	447
Energy Equipment & Services - 0.1%
NGPL Pipeco LLC
7.12%, 12/15/2017 - 144A ^	4,100	4,047
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.
6.00%, 01/15/2020 ^	3,900	4,354
Insurance - 0.4%
American International Group, Inc.
8.18%, 05/15/2058 *	200	178
8.25%, 08/15/2018	12,300	13,020

	Principal (000’s)	Value (000’s)
Insurance - (continued)
Principal Life Income Funding Trusts
5.30%, 04/24/2013	1,000	1,049
Metals & Mining - 0.2%
Gerdau Trade, Inc.
5.75%, 01/30/2021 - 144A ^	3,100	3,077
Gold Fields Orogen Holding BVI, Ltd.
4.88%, 10/07/2020 - Reg S	3,000	2,649
Oil, Gas & Consumable Fuels - 0.0%
El Paso Corp.
7.75%, 01/15/2032	425	491
7.80%, 08/01/2031	125	144
Tobacco - 0.7%
Altria Group, Inc.
9.25%, 08/06/2019	13,000	17,455
9.70%, 11/10/2018	2,500	3,364
Reynolds American, Inc.
7.63%, 06/01/2016	800	954

Total Corporate Debt Securities (cost $634,316)		615,719

LOAN ASSIGNMENTS - 0.3%
Air Freight & Logistics - 0.1%
Delos Aircraft, Inc., Tranche B2
7.00%, 03/17/2016 *	2,000	2,003
Diversified Financial Services - 0.1%
International Lease Finance Co., Tranche B1
6.75%, 03/17/2015 *	1,600	1,602
Electric Utilities - 0.1%
Texas Competitive Electric Holding Co., LLC
Non-Extended
3.78%, 10/10/2014 *	3,730	2,596
Health Care Providers & Services - 0.0%
HCA, Inc., 1st Lien, Tranche B
2.55%, 11/18/2013 *	2,951	2,899

Total Loan Assignments (cost $9,962)		9,100

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.04%, 03/29/2012 ▲^ ß	8,720	8,719
0.04%, 06/21/2012 ▲	2,100	2,099
0.05%, 06/14/2012 ▲^	4,900	4,899
0.06%, 04/26/2012 ▲	7,470	7,469
0.18%, 06/28/2012 ▲	1,900	1,900

Total Short-Term U.S. Government Obligations (cost $25,086)		25,086

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCK - 0.1%
Commercial Banks - 0.1%
Wells Fargo & Co., 7.50%	2,900	3,057
Total Convertible Preferred Stock (cost $2,690)
PREFERRED STOCK - 0.1%
Thrifts & Mortgage Finance - 0.1%
DG Funding Trust, 2.83% - 144A * §	380	2,854
Total Preferred Stock (cost $4,042)
SECURITIES LENDING COLLATERAL - 5.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	170,920,481	170,920
Total Securities Lending Collateral (cost $170,920)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 0.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $8,570 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, and with a value of $8,744.	$8,570	$8,570
RBC Capital Markets LLC 0.03% ▲, dated 12/30/2011, to be repurchased at $14,000 on 01/03/2012. Collateralized by a U.S. Government Obligation, 3.125%, due 05/15/2021, and with a value of $14,210.	14,000	14,000

Total Repurchase Agreements (cost $22,570)		22,570

Total Investment Securities (cost $3,813,919)		3,840,525
Other Assets and Liabilities - Net		(660,733)

Net Assets		$3,179,792

	Principal (000’s)	Value (000’s)
SECURITIES SOLD SHORT - (4.3%) ☐
U.S. Government Agency Obligations - (4.3%)
Fannie Mae, TBA
4.00%	$(107,000)	$(112,401)
5.00%	(10,000)	(10,803)
5.50%	(10,000)	(10,889)
6.00%	(3,000)	(3,303)

Total Securities Sold Short (proceeds $(135,858))		(137,396)

WRITTEN SWAPTIONS: a p

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Put - Interest Rate Swap, European Style	UBS	2-Year IRO USD	Pay	2.25%	09/24/2012	$(2,000)	$(11)	$	(♦	)
Put - Interest Rate Swap, European Style	CITI	2-Year IRO USD	Pay	2.25	09/24/2012	(5,500)	(37)		(1)
Put - Interest Rate Swap, European Style	CSFB	10-Year IRO USD	Pay	10.00	07/10/2012	(500)	(3)		(♦	)
Put - Interest Rate Swap, European Style	BCLY	10-Year IRO USD	Pay	10.00	07/10/2012	(1,200)	(8)		(♦	)
Put - Interest Rate Swap, European Style	RBS	10-Year IRO USD	Pay	10.00	07/10/2022	(2,300)	(16)		(♦	)
Put - Interest Rate Swap, European Style	MSC	10-Year IRO USD	Pay	10.00	07/10/2012	(22,700)	(139)		(♦	)
							$(214)		$(1)

CENTRALLY CLEARED SWAP AGREEMENTS: a p

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Currency Code	Notional Amount (000’s)(4)	Market Value (000’s)(5)	Premiums Paid (000’s)	Unrealized Appreciation (Depreciation) (000’s)
North America High Yield Index - Series 14	5.00	06/20/2015	USD	$17,248	$428	$248	$180
North America High Yield Index - Series 15	5.00	12/20/2015	USD	55,566	1,905	2,421	(516)
North America Investment Grade Index - Series 14	1.00	06/20/2015	USD	36,300	73	110	(37)
North America Investment Grade Index - Series 15	1.00	12/20/2015	USD	20,200	91	130	(39)
					$2,497	$2,909	$(412)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	3.50%	06/17/2016	USD	$320,100	$5,237	$3,028	$2,209

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	1.80%	10/13/2016	USD	$36,900	$(1,091)	$(666)	$(425)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

OTC SWAP AGREEMENTS:a p

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2011(3)	Notional Amount (000’s)(4)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (Depreciation) (000’s)
BFC Genesee, Ltd., 1.93%, 01/01/2041 §	2.25%	01/10/2041	CITI	—	$2,460	$2,380	$—	$2,380
Montauk Point CDO, Ltd. 2006-2A A4, 1.73%, 04/06/2046 §	2.22	04/06/2046	CSFB	—	2,500	2,375	—	2,375
Time Warner, Inc., 5.88%, 11/15/2016	1.19	03/20/2014	DUB	37.57	410	(7)	—	(7)

						$4,748	$—	$4,748

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION:(2)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2011(3)	Notional Amount (000’s)(4)	Market Value (000’s)	Premiums (Received) (000’s)		Unrealized (Depreciation) (000’s)
Goldman Sachs Group, Inc., 6.60%, 01/15/2012	1.00%	03/20/2012	BCLY	336.20	$2,100	$(12)	$(♦	)	$(12)
Reynolds American, Inc., 7.63%, 06/1/2016	1.28	06/20/2017	GSC	207.61	2,100	(73)	—		(73)

						$(85)	$(♦	)	$(85)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(4)	Market Value (000’s)(5)	Premiums Paid (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Dow Jones North America Investment Grade Index - Series 5	0.14%	12/20/2012	MSC	USD	$13,400	$(19)	$—	$(19)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION:(2)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(4)	Market Value (000’s)(5)	Premiums (Received) (000’s)	Unrealized (Depreciation) (000’s)
Dow Jones North America Investment Grade Index - Series 5	0.46%	12/20/2015	MSC	USD	$9,600	$(1,192)	$—	$(1,192)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
6-Month AUD BBR-BBSW	5.50%	12/15/2017	DUB	AUD	7,800	$449	$(28)	$477
6-Month AUD BBR-BBSW	5.50	12/15/2017	BCLY	AUD	12,600	725	(51)	776
BRL-CDI	11.96	01/02/2014	GSC	BRL	143,800	2,691	(60)	2,751
BRL-CDI	11.99	01/02/2014	GSC	BRL	11,000	210	2	208
BRL-CDI	11.94	01/02/2014	HSBC	BRL	38,200	567	64	503
BRL-CDI	12.56	01/02/2014	HSBC	BRL	13,200	223	18	205
BRL-CDI	12.51	01/02/2014	JPM	BRL	14,300	235	12	223
BRL-CDI	10.58	01/02/2014	MSC	BRL	76,000	(18)	123	(141)
BRL-CDI	10.77	01/02/2014	UBS	BRL	17,300	27	52	(25)
BRL-CDI	10.53	01/02/2014	HSBC	BRL	53,400	(41)	30	(71)
BRL-CDI	12.12	01/02/2014	HSBC	BRL	41,100	882	51	831
BRL-CDI	10.38	01/02/2014	UBS	BRL	17,600	(22)	49	(71)
BRL-CDI §	10.61	01/02/2015	MSC	BRL	17,900	(33)	♦	(33)
MXN-TIIE-Banxico	6.50	03/05/2013	MSC	MXN	237,600	246	(6)	252
MXN-TIIE-Banxico	7.50	06/02/2021	UBS	MXN	330,800	1,411	1,030	381

						$7,552	$1,286	$6,266

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(486)	03/21/2012	$(486)
5-Year U.S. Treasury Note	Short	(2,212)	03/30/2012	(1,222)
90-Day Euro	Long	1,198	03/17/2014	433
90-Day Euro	Long	300	06/16/2014	168
90-Day Euro	Long	175	06/15/2015	754
90-Day Euro	Long	358	09/14/2015	1,584
Ultra Long U.S. Treasury Bond	Long	236	03/21/2012	243

				$1,474

FORWARD FOREIGN CURRENCY CONTRACTS:☐ p

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Australian Dollar	BCLY	64,978	02/02/2012	$66,161	$36
Australian Dollar	DUB	(310,350)	02/02/2012	(305,565)	(10,605)
Australian Dollar	DUB	1,841	02/02/2012	1,844	32
Brazilian Real	HSBC	(82,646)	01/04/2012	(43,117)	(1,147)
Brazilian Real	DUB	(58,057)	01/04/2012	(30,950)	(144)
Brazilian Real	GSC	(24,590)	01/04/2012	(13,109)	(61)
Brazilian Real	HSBC	82,646	01/04/2012	44,059	205
Brazilian Real	DUB	58,057	01/04/2012	32,084	(990)
Brazilian Real	GSC	24,590	01/04/2012	13,615	(446)
Brazilian Real	GSC	(24,590)	03/02/2012	(13,463)	450
Brazilian Real	DUB	(58,057)	03/02/2012	(31,702)	980
Canadian Dollar	BCLY	(140,719)	02/09/2012	(137,451)	(561)
Canadian Dollar	RBC	(41,038)	02/09/2012	(40,278)	30
Chinese Yuan Renminbi	BCLY	26,589	02/13/2012	4,124	98
Chinese Yuan Renminbi	CITI	9,826	02/13/2012	1,526	34
Chinese Yuan Renminbi	DUB	25,199	02/13/2012	3,911	89
Chinese Yuan Renminbi	UBS	20,245	02/13/2012	3,144	70
Chinese Yuan Renminbi	DUB	49,946	02/13/2012	7,694	236
Chinese Yuan Renminbi	JPM	25,646	02/13/2012	3,980	91
Chinese Yuan Renminbi	JPM	30,727	02/13/2012	4,778	100
Chinese Yuan Renminbi	HSBC	14,036	02/13/2012	2,200	28
Chinese Yuan Renminbi	CITI	25,334	02/13/2012	3,930	92
Chinese Yuan Renminbi	DUB	24,245	02/13/2012	3,763	86
Chinese Yuan Renminbi	CITI	8,509	02/13/2012	1,324	27
Chinese Yuan Renminbi	BCLY	10,365	02/13/2012	1,611	34
Chinese Yuan Renminbi	JPM	25,715	02/13/2012	4,036	46
Chinese Yuan Renminbi	CITI	11,604	02/13/2012	1,829	13
Chinese Yuan Renminbi	JPM	24,628	02/13/2012	3,865	45
Chinese Yuan Renminbi	JPM	25,696	02/13/2012	4,032	47
Chinese Yuan Renminbi	BCLY	22,724	06/01/2012	3,576	28
Chinese Yuan Renminbi	JPM	123,261	06/01/2012	19,252	295
Chinese Yuan Renminbi	CITI	16,939	06/01/2012	2,661	25
Chinese Yuan Renminbi	JPM	61,616	06/01/2012	9,626	145
Chinese Yuan Renminbi	DUB	12,078	02/01/2013	1,919	(6)
Chinese Yuan Renminbi	DUB	33,160	02/01/2013	5,233	21
Chinese Yuan Renminbi	GSC	25,845	02/01/2013	4,120	(26)
Chinese Yuan Renminbi	UBS	23,957	08/05/2013	3,794	11
Chinese Yuan Renminbi	DUB	8,000	08/05/2013	1,277	(7)
Euro	MSC	(17,040)	01/17/2012	(22,302)	246
Euro	JPM	188	01/17/2012	256	(13)
Euro	JPM	(94,070)	01/17/2012	(127,905)	6,143
Euro	DUB	(26,628)	01/17/2012	(35,973)	1,507
Euro	DUB	(61)	01/17/2012	(82)	3
Euro	RBC	428	01/17/2012	589	(35)
Indian Rupee	JPM	875,689	07/12/2012	18,840	(2,871)
Japanese Yen	DUB	(682,507)	01/13/2012	(8,890)	21
Malaysian Ringgit	JPM	118	04/23/2012	39	(2)
Mexican Peso	BCLY	1,440	03/15/2012	103	(1)
Mexican Peso	HSBC	144	03/15/2012	10	♦

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FORWARD FOREIGN CURRENCY CONTRACTS (continued): ☐ p

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Mexican Peso	BCLY	641	03/15/2012	$46	$	¿
Mexican Peso	CITI	320,675	03/15/2012	23,500		(655)
Norwegian Krone	BCLY	61,121	03/08/2012	10,549		(354)
Pound Sterling	JPM	(42,718)	03/12/2012	(66,996)		702
Pound Sterling	DUB	200	03/12/2012	312		(2)
Republic of Korea Won	UBS	(1,362,395)	02/27/2012	(1,185)		3
Republic of Korea Won	UBS	(5,450,254)	02/27/2012	(4,741)		14
Republic of Korea Won	CITI	(5,923,681)	02/27/2012	(5,147)		9
Republic of Korea Won	CITI	27,252,859	02/27/2012	24,349		(711)
Republic of Korea Won	UBS	(6,837,265)	02/27/2012	(5,947)		17
Republic of Korea Won	GSC	(7,661,546)	02/27/2012	(6,642)		(3)
Singapore Dollar	CITI	(84)	02/10/2012	(66)		1
Taiwan Dollar	HSBC	110,000	01/11/2012	3,834		(200)
Taiwan Dollar	GSC	110,000	01/11/2012	3,835		(201)
Taiwan Dollar	BCLY	74,352	01/11/2012	2,595		(139)
Taiwan Dollar	BCLY	90,000	01/11/2012	3,144		(170)
Taiwan Dollar	JPM	110,000	01/11/2012	3,831		(197)

						$(7,487)

Collateral (Received) Pledged for OTC Financial Derivative Instruments:

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
BCLY	$(316)	$5,288	$4,972
CITI	1,214	(1,100)	114
CSFB	2,375	(4,027)	(1,652)
DUB	(8,337)	4,841	(3,496)
GSC	2,541	(1,236)	1,305
HSBC	517	(750)	(233)
JPM	4,766	4,448	9,214
MSC	(770)	389	(381)
RBC	(5)	(140)	(145)
RBS	¿	–	¿
UBS	1,531	(4,640)	(3,109)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of these securities were on loan with a value amounting to $165,918. In addition, there are net pending sales and collateral held by the custodian amounting in $1,578, that are also on loan. The value of all securities loan at 12/31/2011 amounted to $167,496, which is 5.27% of net assets.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
¿	Amount is less than 1.
Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to $65,043, or 2.05% of the fund’s net assets.
§	Illiquid. At 12/31/2011, the fair value of illiquid investment securities aggregated to $62,545, or 1.97%, of the fund’s net assets, and illiquid derivatives aggregated to $4,722, or 0.15%, of the fund’s net assets.
ž	The security has a perpetual maturity. The date shown is the next call date.
‡	Non-income producing security.

In default.
¥	Percentage rounds to less than 0.1%.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $3,819,239. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $99,026 and $77,740, respectively. Net unrealized appreciation for tax purposes is $21,286.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands) (continued):

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
A portion of this security in the amount of $2,324 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
a	A portion of these securities in the amount of $6,877 and cash in the amount of $7 has been segregated as collateral with the broker for open swap contracts and/or for swaptions.
ß	A portion of this security in the amount of $5,181 has been segregated as collateral with the custodian for open swap contracts and/or for swaptions.
p	Cash in the amount of $12,985 has been pledged by the broker as collateral for open swap contracts, swaptions and forward foreign currency.
☐	Cash in the amount of $2,780 has been segregated as collateral with the broker for open short TBA transactions.
Securities with an aggregate market value of $4,448 has been pledged by the broker as collateral to cover open forward foreign currency contracts.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $317,176, or 9.97%, of the fund’s net assets.
BBR-
BBSW	Bank Bill Rate - Bank Bill Swap Interest Rate
BP	Basis Point
BCLY	Barclays Bank PLC
CDI	Credit Default Index
CDO	Collateralized Debt Obligation
CITI	Citibank N.A.
CLO	Collateralized Loan Obligation
CSFB	Credit Suisse
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Company
HSBC	HSBC Bank USA
IRO	Interest Rate Option
JPM	JPMorgan Chase & Company
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley Capital Services
OTC	Over the Counter
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
TBA	To Be Announced
TIIE	Tasa de Interés Interbancaria de Equilibrio
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	United States Dollar

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$78,808	$—	$78,808
Convertible Preferred Stocks	3,057	—	—	3,057
Corporate Debt Securities	—	615,719	—	615,719
Foreign Government Obligations	—	510,796	—	510,796
Loan Assignments	—	9,100	—	9,100
Mortgage-Backed Securities	—	159,238	—	159,238
Municipal Government Obligations	—	101,935	—	101,935
Preferred Corporate Debt Securities	—	34,830	—	34,830
Preferred Stocks	—	—	2,854	2,854
Repurchase Agreements	—	22,570	—	22,570
Securities Lending Collateral	170,920	—	—	170,920
Short-Term U.S. Government Obligations	—	25,086	—	25,086
U.S. Government Agency Obligations	—	1,559,422	17,163	1,576,585
U.S. Government Obligations	—	529,027	—	529,027

Total	$173,977	$3,646,531	$20,017	$3,840,525

Securities Sold Short	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
U.S. Government Agency Obligations	$—	$(137,396)	$—	$(137,396)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Written Swaptions	$—	$(1)	$—	$(1)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$3,182	$—	$—	$3,182
Futures Contracts - Depreciation	(1,708)	—	—	(1,708)
Credit Default Swap - Appreciation	180	4,755	—	4,935
Credit Default Swap - Depreciation	(592)	(1,303)	—	(1,895)
Forward Contracts - Appreciation	—	12,060	—	12,060
Forward Contracts - Depreciation	—	(19,547)	—	(19,547)
Interest Rate Swaps - Appreciation	2,209	6,607	—	8,816
Interest Rate Swaps - Depreciation	(425)	(341)	—	(766)

Total	$2,846	$2,231	$—	$5,077

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010	Purchases	(Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3 j	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 ƒ
Asset-Backed Securities	$13,454	$—	$(4,004)	$—	$—	$(52)	$—	$(9,398)	$—	$—
Mortgage- Backed Securities	236	—	—	—	—	(236)	—	—	—	—
Preferred Stocks	2,901	—	—	—	—	(47)	—	—	2,854	(47)
U.S. Government Agency Obligations	—	17,241	—	(1)	—	(77)	—	—	17,163	(77)

Total	$16,591	$17,241	$(4,004)	$(1)	$—	$(412)	$—	$(9,398)	$20,017	$(124)

See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.
j	Transferred out of Level 3 because of availability of observable inputs.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $3,791,349) (including securities loaned of $165,918)	$3,817,955
Repurchase agreement, at value (cost: $22,570)	22,570
Cash	82
Cash on deposit with broker	7
Foreign currency, at value (cost: $1,258)	1,249
Receivables:
Investment securities sold	153,435
Shares sold	876
Interest	23,657
Securities lending income (net)	40
Prepaid expenses	3
Unrealized appreciation on swap agreements	13,751
Premium paid on swap agreements	7,368
Unrealized appreciation on forward foreign currency contracts	12,060

4,053,053

Liabilities:
Cash deposit due to broker	15,765
Accounts payable and accrued liabilities:
Investment securities purchased	514,482
Shares redeemed	3,103
Management and advisory fees	1,635
Distribution and service fees	146
Trustees fees	1
Transfer agent fees	2
Administration fees	53
Printing and shareholder reports fees	61
Audit and tax fees	9
Variation margin	6,417
Other	251
Collateral for securities on loan	170,920
Unrealized depreciation on forward foreign currency contracts	19,547
Written options and swaptions, at value (premium: $214)	1
Unrealized depreciation on swap agreements	2,661
Premium received on swap agreements	811
Securities sold short, at value (proceeds: $135,858)	137,396

873,261

Net assets	$3,179,792

Net assets consist of:
Capital stock ($.01 par value)	$2,719
Additional paid-in capital	3,063,326
Undistributed (accumulated) net investment income (loss)	113,252
Undistributed (accumulated) net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, foreign currency transactions, and securities sold short	(29,789)
Net unrealized appreciation (depreciation) on:
Investment securities	26,606
Futures contracts	1,474
Written option and swaption contracts	213
Swap agreements	11,090
Translation of assets and liabilities denominated in foreign currencies	(7,561)
Securities sold short	(1,538)

Net assets	$3,179,792

Net assets by class:
Initial Class	$2,483,136
Service Class	696,656
Shares outstanding:
Initial Class	212,085
Service Class	59,776
Net asset value and offering price per share:
Initial Class	$11.71
Service Class	11.65

Investment income:
Dividend income	$453
Interest income (including withholding taxes on foreign interest of $4)	84,563
Securities lending income (net)	359

85,375

Expenses:
Management and advisory	16,147
Distribution and service:
Service Class	1,426
Printing and shareholder reports	225
Custody	688
Administration	524
Legal	163
Audit and tax	19
Trustees	76
Transfer agent	20
Interest on securities sold short	2
Other	68

Total expenses	19,358

Net investment income	66,017

Net realized gain (loss) on transactions from:
Investment securities	(673)
Futures contracts	19,596
Written option and swaption contracts	4,749
Swap agreements	6,779
Foreign currency transactions	19,618
Securities sold short	(1,915)

48,154

Net increase in unrealized appreciation (depreciation) on:
Investment securities	30,973
Futures contracts	1,297
Written option and swaption contracts	585
Swap agreements	9,052
Translation of assets and liabilities denominated in foreign currencies	(2,800)
Securities sold short	(1,647)

Change in unrealized appreciation (depreciation)	37,460

Net realized and unrealized gain	85,614

Net increase in net assets resulting from operations	$151,631

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$66,017	$65,536
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, foreign currency transactions, and securities sold short	48,154	49,855
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swap agreements, foreign currency translation, and securities sold short	37,460	23,688

Net increase in net assets resulting from operations	151,631	139,079

Distributions to shareholders:
From net investment income:
Initial Class	(53,286)	(72,972)
Service Class	(13,721)	(16,464)

	(67,007)	(89,436)

From net realized gains:
Initial Class	(56,811)	(2,498)
Service Class	(15,633)	(576)

	(72,444)	(3,074)

Total distributions to shareholders	(139,451)	(92,510)

Capital share transactions:
Proceeds from shares sold:
Initial Class	808,970	721,931
Service Class	274,154	285,834

	1,083,124	1,007,765

Dividends and distributions reinvested:
Initial Class	110,097	75,470
Service Class	29,354	17,040

	139,451	92,510

Cost of shares redeemed:
Initial Class	(296,806)	(354,119)
Service Class	(87,446)	(76,692)

	(384,252)	(430,811)

Net increase in net assets from capital shares transactions	838,323	669,464

Net increase in net assets	850,503	716,033

Net assets:
Beginning of year	2,329,289	1,613,256

End of year	$3,179,792	$2,329,289

Undistributed net investment income	$113,252	$62,696

Share activity:
Shares issued:
Initial Class	68,086	62,095
Service Class	23,371	24,407

	91,457	86,502

Shares issued-reinvested from distributions:
Initial Class	9,532	6,401
Service Class	2,550	1,449

	12,082	7,850

Shares redeemed:
Initial Class	(25,469)	(29,934)
Service Class	(7,518)	(6,583)

	(32,987)	(36,517)

Net increase (decrease) in shares outstanding:
Initial Class	52,149	38,562
Service Class	18,403	19,273

	70,552	57,835

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.58	$11.25	$10.66	$11.65	$10.98
Investment operations
Net investment income(A)	0.30	0.36	0.52	0.55	0.50
Net realized and unrealized gain (loss)	0.42	0.46	1.16	(0.86)	0.46

Total operations	0.72	0.82	1.68	(0.31)	0.96

Distributions
From net investment income	(0.29)	(0.47)	(0.73)	(0.51)	(0.29)
From net realized gains	(0.30)	(0.02)	(0.36)	(0.17)	—	(C)

Total distributions	(0.59)	(0.49)	(1.09)	(0.68)	(0.29)

Net asset value
End of year	$11.71	$11.58	$11.25	$10.66	$11.65

Total return(B)	6.27%	7.19%	16.03%	(2.79%)	8.95%
Net assets end of year (000’s)	$2,483,136	$1,851,891	$1,365,123	$1,213,602	$1,292,286
Ratio and supplemental data
Expenses to average net assets	0.68%	0.69%	0.70%	0.70%	0.70%
Net investment income, to average net assets	2.57%	3.05%	4.62%	4.87%	4.47%
Portfolio turnover rate	139%	418%	729%	740%	728%

For a share outstanding throughout each period	Service Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.54	$11.23	$10.66	$11.67	$11.00
Investment operations
Net investment income(A)	0.27	0.33	0.48	0.51	0.47
Net realized and unrealized gain (loss)	0.41	0.46	1.17	(0.85)	0.47

Total operations	0.68	0.79	1.65	(0.34)	0.94

Distributions
From net investment income	(0.27)	(0.46)	(0.72)	(0.50)	(0.27)
From net realized gains	(0.30)	(0.02)	(0.36)	(0.17)	—	(C)

Total distributions	(0.57)	(0.48)	(1.08)	(0.67)	(0.27)

Net asset value
End of year	$11.65	$11.54	$11.23	$10.66	$11.67

Total return(B)	5.95%	6.93%	15.75%	(3.07%)	8.80%
Net assets end of year (000’s)	$696,656	$477,398	$248,133	$65,268	$32,336
Ratio and supplemental data
Expenses to average net assets	0.93%	0.94%	0.95%	0.95%	0.95%
Net investment income, to average net assets	2.33%	2.80%	4.28%	4.55%	4.23%
Portfolio turnover rate	139%	418%	729%	740%	728%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Rounds to less than $(0.01).

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2011 are listed in the Schedule of Investments.

Option and swaption contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.

The Fund writes call and put options/swaptions on futures, swaps, securities or currencies it owns or in which it may invest, and inflation-capped options. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

The Fund purchases put and call options/swaptions on foreign or U.S. securities, indices, futures, swaps, and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options/swaptions which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statement of Operations.

The underlying face amounts of open option and swaption contracts at December 31, 2011 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2010	$212	$10,436
Sales	1,695	29,074
Closing Buys	(1,555)	(28,389)
Expirations	(352)	(11,121)
Exercised	—	—

Balance at December 31, 2011	$—	$—

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2010	$4,935	$631,000
Sales	431	250,700
Closing Buys	(2,449)	(448,900)
Expirations	(2,703)	(398,600)
Exercised	—	—

Balance at December 31, 2011	$214	$34,200

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency, interest rate risk and commodity risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors which may include a registered commodities exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The Fund sells credit default swaps which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. To help hedge against this risk, the Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A fund with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The open swap agreements at December 31, 2011 are disclosed in the Schedule of Investments.

Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at the market price at the time of replacement. The Fund’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Fund considers the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. The Fund incurs a profit or a loss, depending upon whether the market price of the securities decrease or increase between the date of the short sale and the date on which the Fund must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace borrowed securities sold short.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

When investing in short sales, the Fund is liable for any dividends payable on securities while those securities are in a short position and also bears other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on short sales in the Statement of Operations.

Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Fund that participates in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the funds have direct recourse against the corporate borrowers, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unsecured loan participations at December 31, 2011.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

The Fund had TBA’s outstanding as of December 31, 2011, which included in investment securities sold and investment securities purchased on the Statement of Assets and Liabilities.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2011 are listed in the Schedule of Investments.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between all levels during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$410,894	12.92%
Transamerica Asset Allocation - Moderate VP	795,029	25.00
Transamerica Asset Allocation - Moderate Growth VP	593,751	18.67
Transamerica International Moderate Growth VP	25,400	0.80
Transamerica BlackRock Tactical Allocation VP	99,082	3.12
Transamerica Madison Conservative Allocation VP	1,134	0.04
Transamerica Madison Moderate Growth Allocation VP	91	0.00	(A)

Total	$1,925,381	60.55%

(A) Amount rounds to less than 0.01%.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.80% Expense Limit

Prior to May 1, 2011, the expense limit was 1.00%.

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$2,142,836
U.S. Government	2,996,323

Proceeds from maturities and sales of securities:
Long-term	460,102
U.S. Government	3,370,519

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of written option and swaption contracts fluctuated throughout the year; beginning with 28 at the beginning of the year and ending at 6 at the end of the year. The volume of futures contracts held throughout the year increased from two contracts at the beginning of the year to seven contracts at the end of the year. The volume of forward foreign currency contracts fluctuated throughout the year; beginning with 48 at the beginning of the year and ending at 66 at the end of the year. The volume of swaps held at year end is indicative of the volume held throughout the year.

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset derivatives
Premium paid on swap agreements	$4,459	$—	$2,909	$7,368
Unrealized appreciation on swap agreements	8,816	—	4,935	13,751
Unrealized appreciation on forward foreign currency contracts	—	12,060	—	12,060
Unrealized appreciation on futures contracts*	3,182	—	—	3,182
Liability derivatives
Written option and swaption contracts, at value	(1)	—	—	(1)
Premium received on swap agreements	(811)	—	—	(811)
Unrealized depreciation on swap agreements	(766)	—	(1,895)	(2,661)
Unrealized depreciation on forward foreign currency contracts	—	(19,547)	—	(19,547)
Unrealized depreciation on futures contracts*	(1,708)	—	—	(1,708)
Total	$13,171	$(7,487)	$5,949	$11,633

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain (loss) on written option and swaption contracts	$4,513	$236	$—	$4,749
Net realized gain (loss) on swap agreements	6,052	—	727	6,779
Net realized gain (loss) on foreign currency transactions	—	(2,477)	—	(2,477)
Net realized gain (loss) on futures contracts	19,596	—	—	19,596
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on written option and	634	(49)	—	585
swaption contracts
Net change in unrealized (depreciation) on swap agreements	7,741	—	1,311	9,052
Net change in unrealized appreciation (depreciation) on futures contracts	1,297	—	—	1,297
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(2,406)	—	(2,406)
Total	$39,833	$(4,696)	$2,038	$37,175

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	51,546
Undistributed (accumulated) net realized gain (loss) from investment securities	(51,546)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$7,307	Long-Term Indefinitely
8,298	Short-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$126,885
Long-term Capital Gain	12,566
2010 Distributions paid from:
Ordinary Income	91,155
Long-term Capital Gain	1,355

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$125,934

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(15,606)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	27,196

Other Temporary Differences	(23,777)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Total Return VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Total Return VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made Long-Term Capital Gain Designation of $12,566 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

The global property indices were generally in-line with the global stock indices in 2011, but in jurisdictions where real estate investment trusts (“REITs”) dominated, property stocks outperformed local equities. In an unsettled economic and stock market environment, the earnings visibility and attractive dividends of REITs found favor with investors. This trend may continue in 2012 as the trajectory of economic recovery has moderated from the pace seen a year ago. Risk aversion by investors re-emerged during the second half of the year in particular as equities generally produced negative returns worldwide. Real estate cash flows have proven to be relatively resilient in this uncertain macro-economic environment given the duration of lease terms and gradually improving fundamentals as projected earnings looking out next year remain solidly positive.

Consistent with past years, share price performance for real estate stocks across regions varied significantly in 2011. The property stocks in North America were the best absolute performers for the year, in both the U.S. and Canada, up a little more than 8% for the year. Performance in the other major regions trailed by a wide margin, with Europe down 13.4% and the Asia-Pacific region down 16.5%. Australia was the relative star within the Asia-Pacific region, with negative total return of 2.5% range versus sharp declines elsewhere. The U.S. dollar (“USD”) weakened materially during the first half of the year only to reverse direction during the second half as investors sought safety and increasingly viewed the USD as a favorable alternative to other major currencies. Currency exchange rates by December 31, 2011 showed a modest net change versus a year prior, with the USD generally strengthening slightly versus other major currencies. The exception was the Japanese yen, against which the USD weakened by slightly more than 5% for the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Clarion Global Real Estate Securities VP Initial Class returned (5.74)%. By comparison, its benchmark, the Standard & Poor’s Developed Property Index (“S&P Developed Property”), returned (5.54)%.

STRATEGY REVIEW

On a gross of fee basis, relative performance added value via favorable asset allocation and stock selection in three major regions. Asset allocation added value over the course of the year as we applied some “lessons learned” from last year, including a more measured view of macro-economic risks. Asset allocation was particularly effective via an underweight to the underperforming European region, plus favorable geographic allocation in the Asia-Pacific region, where an underweight to the underperforming Hong Kong property companies added value as did selective positioning in Japan. Additionally, we did a good job of stock picking, which remains a core strength of our investment team. In the U.S., overweight positions in the mall, apartment, and central business district office companies added to relative performance, including positions in Macerich Co. REIT (class A malls), AvalonBay Communities, Inc. REIT (apartments), and Boston Properties, Inc. REIT (central business district office). In the Asia-Pacific region, overweight positions in Australian office companies added to relative performance as did positioning in Hong Kong, which emphasized landlord-oriented business models over those more dependent on residential development activities. In Europe, overweight positions in companies with office exposure in London’s West End added to relative performance, including a position in Derwent London PLC REIT, whose management team has proven over time to be adept at recycling capital in value-added acquisitions and developments. On the continent, investments in German residential company GSW Immobilien AG and the French-based Pan-European mall company Unibail-Rodamco Se REIT also contributed to relative performance.

Portfolio positioning remains one of emphasizing companies which generate the majority of their income via stable, landlord-oriented cash flows in geographies and property types with favorable supply and demand dynamics. Regions and companies with above-average yield via the dividend and companies that are likely to increase dividend payouts remain important considerations in portfolio stock selection. Geographically, we remain sharply underweight the Eurozone, which we expect to fall into recession during the coming year, and are more favorably inclined to the Americas and Asia-Pacific regions. By property type, in the U.S. we remain overweight most notably the mall and apartment sectors and remain underweight the office and shopping center sectors. Within office, we are favorably inclined to companies with central business district exposure in Manhattan and other cities which are cyclically ahead of the pack. These gateway cities tend to be located on the Eastern and Western seaboards of the United States.

In Europe, we have a bias to the dominant Western European retail companies ex-U.K., and a preference for office companies in London that focus on the supply-constrained West End submarket. In Asia, we are positively predisposed to the retail sector, which is generally more stable than other major asset classes, such as the office sector. We remain cautious toward Asian residential markets in which governments maintain a “cooling” bias and/or where supply is an issue, such as in Singapore and in China; however, we have become more positive on markets where supply is constrained, government tightening measures are subsiding, and valuations have become compelling, such as Hong Kong. In Australia, where we have been overweight for two years, and continue to be overweight, we emphasize the commercial sectors and are cautious on residential, although the recent easing by the Reserve Bank of Australia may marginally improve prospects for residential demand looking forward.

T. Ritson Ferguson, CFA

Steven D. Burton, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Series Trust		Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(5.74)%	(4.80)%	8.96%	05/01/1998
S&P Developed Property*	(5.54)%	(5.15)%	9.38%

Service Class	(6.01)%	(5.05)%	8.96%	05/01/2003

NOTES

*	The Standard & Poor’s Developed Property Index (“S&P Developed Property”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes, and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses, and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica Clarion Global Real Estate Securities VP
Initial Class	$1,000.00	$881.00	$4.22	$1,020.72	$4.53	0.89%
Service Class	1,000.00	879.20	5.40	1,019.46	5.80	1.14

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.2%
Securities Lending Collateral	7.8
Repurchase Agreement	1.3
Warrants	0.0 *
Other Assets and Liabilities - Net	(7.3)

Total	100.0%

*	Amount rounds to less than 0.1%.

Transamerica Series Trust		Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 98.2%
Australia - 9.8%
Dexus Property Group REIT	4,220,660	$3,583
Goodman Group REIT	5,475,006	3,192
GPT Group REIT	1,020,513	3,204
Investa Office Fund REIT	3,804,500	2,335
Lend Lease Corp., Ltd.	87,428	640
Mirvac Group REIT	1,621,144	1,957
Stockland REIT ^	1,371,320	4,474
Westfield Group REIT	1,046,788	8,362
Westfield Retail Trust REIT	1,867,257	4,755
Bermuda - 1.5%
Great Eagle Holdings, Ltd.	507,900	997
Hongkong Land Holdings, Ltd.	517,139	2,348
Kerry Properties, Ltd.	552,000	1,827
Brazil - 0.5%
BR Malls Participacoes SA	99,600	968
Sonae Sierra Brasil SA	51,500	663
Canada - 3.2%
Brookfield Office Properties, Inc. ^	204,301	3,195
Calloway Real Estate Investment Trust	65,900	1,732
Canadian Real Estate Investment Trust	18,800	653
Primaris Retail Real Estate Investment Trust	48,600	983
RioCan Real Estate Investment Trust	157,000	4,073
Cayman Islands - 0.4%
Longfor Properties Co., Ltd.	719,000	812
Soho China, Ltd.	888,900	593
France - 3.9%
ICADE REIT ^	21,682	1,706
Klepierre REIT	25,720	734
Mercialys SA REIT	44,853	1,445
Societe Immobiliere de Location pour l’Industrie et le Commerce REIT ^	9,916	962
Unibail-Rodamco Se REIT	46,078	8,284
Germany - 0.6%
GSW Immobilien AG ‡	70,290	2,038
Hong Kong - 9.6%
Cheung Kong Holdings, Ltd.	711,843	8,482
Hang Lung Group, Ltd.	302,652	1,648
Hang Lung Properties, Ltd.	1,167,794	3,323
Link Real Estate Investment Trust	1,567,200	5,771
Sino Land Co., Ltd.	1,167,700	1,663
Sun Hung Kai Properties, Ltd.	834,255	10,456
Wharf Holdings, Ltd.	192,837	874
Japan - 11.6%
Advance Residence Investment Corp. - Class A REIT	727	1,403
Daito Trust Construction Co., Ltd.	53,700	4,605
Daiwa House Industry Co., Ltd.	71,400	852
Frontier Real Estate Investment Corp. REIT ^	207	1,678
Japan Real Estate Investment Corp. REIT ^	380	2,962
Japan Retail Fund Investment Corp. REIT ^	1,272	1,884
Kenedix Realty Investment Corp. REIT ^	328	955
Mitsubishi Estate Co., Ltd. ^	644,590	9,630
Mitsui Fudosan Co., Ltd.	517,010	7,536
Nippon Accommodations Fund, Inc. REIT	181	1,218
Nippon Building Fund, Inc. REIT	250	2,046
Nomura Real Estate Holdings, Inc.	120,800	1,799
Tokyo Tatemono Co., Ltd. ‡	72,000	218
United Urban Investment Corp. - Class A REIT	1,260	1,429
Netherlands - 0.3%
Corio NV REIT	21,950	955

	Shares	Value (000’s)
Singapore - 4.2%
Ascendas Real Estate Investment Trust	752,000	$1,061
Capitacommercial Trust REIT ^	2,832,000	2,304
Capitaland, Ltd.	2,121,800	3,615
CapitaMall Trust REIT ^	1,829,269	2,398
Frasers Centrepoint Trust REIT	309,300	343
Global Logistic Properties, Ltd. - Class L ‡ ^	2,685,600	3,634
Keppel Land, Ltd. ^	331,000	567
Sweden - 0.5%
Castellum AB	82,233	1,019
Hufvudstaden AB - Class A	67,092	683
Switzerland - 0.7%
PSP Swiss Property AG ‡	8,070	675
Swiss Prime Site AG ‡	24,165	1,815
United Kingdom - 4.2%
British Land Co., PLC REIT	434,392	3,120
Derwent London PLC REIT	110,979	2,689
Great Portland Estates PLC REIT	300,180	1,506
Hammerson PLC REIT	624,167	3,490
Land Securities Group PLC REIT	218,937	2,161
Safestore Holdings PLC	461,205	716
Segro PLC REIT	226,132	732
United States - 47.2%
AvalonBay Communities, Inc. REIT	76,049	9,932
Boston Properties, Inc. REIT	103,700	10,328
BRE Properties, Inc. REIT	76,900	3,882
DDR Corp. REIT ^	235,900	2,871
Equity Residential REIT	161,336	9,201
Essex Property Trust, Inc. REIT ^	32,500	4,567
Federal Realty Investment Trust REIT ^	43,300	3,929
General Growth Properties, Inc. REIT	356,506	5,355
HCP, Inc. REIT	144,900	6,003
Health Care REIT, Inc. REIT	92,645	5,052
Highwoods Properties, Inc. REIT ^	34,500	1,024
Host Hotels & Resorts, Inc. REIT	451,605	6,670
Kimco Realty Corp. REIT	152,400	2,475
Liberty Property Trust REIT ^	139,725	4,315
Macerich Co. REIT ^	136,092	6,886
Pebblebrook Hotel Trust REIT ^	68,000	1,304
Post Properties, Inc. REIT	50,400	2,203
ProLogis, Inc. REIT	306,919	8,775
Public Storage REIT	58,780	7,904
Simon Property Group, Inc. REIT	152,759	19,696
SL Green Realty Corp. REIT	83,800	5,584
Starwood Hotels & Resorts Worldwide, Inc. ^	61,300	2,941
Tanger Factory Outlet Centers REIT ^	47,600	1,396
Taubman Centers, Inc. REIT	53,571	3,327
UDR, Inc. REIT	216,584	5,436
Ventas, Inc. REIT	131,713	7,261
Vornado Realty Trust REIT	104,885	8,061

Total Common Stocks (cost $317,102)		326,808

WARRANT - 0.0% ¥
Australia - 0.0% ¥
Unitech, Ltd. ‡
Expiration: 05/29/2013
Exercise Price: $0.00	355,200	128
Total Warrant (cost $2,188)

SECURITIES LENDING COLLATERAL - 7.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	26,096,321	26,096
Total Securities Lending Collateral (cost $26,096)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $4,326 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $4,413.	$4,326	$4,326
Total Repurchase Agreement (cost $4,326)

Total Investment Securities (cost $349,712) P		357,358
Other Assets and Liabilities - Net		(24,390)

Net Assets		$332,968

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value (000’s)
Real Estate Investment Trusts	68.8%	$245,976
Real Estate Management & Development	21.9	78,019
Hotels, Restaurants & Leisure	0.8	2,941

Investment Securities, at Value	91.5	326,936
Short-Term Investments	8.5	30,422

Total Investments	100.0%	$357,358

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $25,147.
‡	Non-income producing security.
Percentage rounds to less than 0.1%.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $362,123. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $21,509 and $26,274, respectively. Net unrealized depreciation for tax purposes is $4,765.

DEFINITION:

REIT    Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY (all amounts in thousands): '

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
Investment Securities	Prices	Inputs	Inputs	12/31/2011
Common Stocks	$175,222	$151,586	$—	$326,808
Repurchase Agreements	—	4,326	—	4,326
Securities Lending Collateral	26,096	—	—	26,096
Warrants	—	128	—	128

Total	$201,318	$156,040	$—	$357,358

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $345,386) (including securities loaned of $25,147)	$353,032
Repurchase agreement, at value (cost: $4,326)	4,326
Receivables:
Investment securities sold	2,004
Shares sold	129
Securities lending income (net)	9
Dividends	1,340
Dividend reclaims	79
Prepaid expenses	1

	360,920

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,480
Shares redeemed	40
Management and advisory fees	223
Distribution and service fees	9
Administration fees	6
Trustees fees	—	(A)
Printing and shareholder reports fees	23
Audit and tax fees	10
Transfer agent fees	—	(A)
Other	65
Collateral for securities on loan	26,096

	27,952

Net assets	$332,968

Net assets consist of:
Capital stock ($.01 par value)	$336
Additional paid-in capital	504,964
Undistributed (accumulated) net investment income (loss)	6,073
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(186,052)
Net unrealized appreciation (depreciation) on:
Investment securities	7,646
Translation of assets and liabilities denominated in foreign currencies	1

Net assets	$332,968

Net assets by class:
Initial Class	$288,708
Service Class	44,260
Shares outstanding:
Initial Class	29,294
Service Class	4,321
Net asset value and offering price per share:
Initial Class	$9.86
Service Class	10.24

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $684)	$14,391
Interest income	1
Securities lending income (net)	218

14,610

Expenses:
Management and advisory	3,674
Distribution and service:
Service Class	105
Printing and shareholder reports	65
Custody	241
Administration	94
Legal	23
Audit and tax	15
Trustees	15
Transfer agent	3
Other	14

Total expenses	4,249

Net investment income	10,361

Net realized gain (loss) on transactions from:
Investment securities	49,706
Foreign currency transactions	(322)

49,384

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(81,074)
Translation of assets and liabilities denominated in foreign currencies	(5)

Change in unrealized appreciation (depreciation)	(81,079)

Net realized and unrealized loss	(31,695)

Net decrease in net assets resulting from operations	$(21,334)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$10,361	$9,797
Net realized gain (loss) from investment securities and foreign currency transactions	49,384	(17,640)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(81,079)	74,632

Net increase (decrease) in net assets resulting from operations	(21,334)	66,789

Distributions to shareholders:
From net investment income:
Initial Class	(24,118)	(28,382)
Service Class	(2,985)	(1,398)

Total distributions to shareholders	(27,103)	(29,780)

Capital share transactions:
Proceeds from shares sold:
Initial Class	32,681	24,099
Service Class	27,272	17,556

	59,953	41,655

Dividends and distributions reinvested:
Initial Class	24,118	28,382
Service Class	2,985	1,398

	27,103	29,780

Cost of shares redeemed:
Initial Class	(221,380)	(86,022)
Service Class	(12,933)	(6,445)

	(234,313)	(92,467)

Net decrease in net assets from capital shares transactions	(147,257)	(21,032)

Net increase (decrease) in net assets	(195,694)	15,977

Net assets:
Beginning of year	528,662	512,685

End of year	$332,968	$528,662

Undistributed net investment income	$6,073	$7,241

Share activity:
Shares issued:
Initial Class	2,867	2,223
Service Class	2,352	1,582

	5,219	3,805

Shares issued-reinvested from distributions:
Initial Class	2,400	2,908
Service Class	286	138

	2,686	3,046

Shares redeemed:
Initial Class	(19,802)	(8,517)
Service Class	(1,168)	(602)

	(20,970)	(9,119)

Net increase (decrease) in shares outstanding:
Initial Class	(14,535)	(3,386)
Service Class	1,470	1,118

	(13,065)	(2,268)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.30	$10.46	$7.84	$19.64	$24.54
Investment operations
Net investment income(A)	0.25	0.21	0.23	0.38	0.36
Net realized and unrealized gain (loss)	(0.88)	1.32	2.39	(7.03)	(1.77)

Total operations	(0.63)	1.53	2.62	(6.65)	(1.41)

Distributions
From net investment income	(0.81)	(0.69)	—	(0.47)	(1.73)
From net realized gains	—	—	—	(4.68)	(1.76)

Total distributions	(0.81)	(0.69)	—	(5.15)	(3.49)

Net asset value
End of year	$9.86	$11.30	$10.46	$7.84	$19.64

Total return(B)	(5.74)%	15.67%	33.42%	(42.38)%	(6.70)%
Net assets end of year (000’s)	$288,708	$495,241	$493,900	$339,659	$667,356
Ratio and supplemental data
Expenses to average net assets	0.88%	0.90%	0.91%	0.87%	0.84%
Net investment income, to average net assets	2.24%	2.01%	2.73%	2.61%	1.51%
Portfolio turnover rate	36%	60%	61%	48%	60%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.72	$10.84	$8.15	$20.12	$25.06
Investment operations
Net investment income(A)	0.21	0.17	0.22	0.36	0.31
Net realized and unrealized gain (loss)	(0.90)	1.38	2.47	(7.27)	(1.80)

Total operations	(0.69)	1.55	2.69	(6.91)	(1.49)

Distributions
From net investment income	(0.79)	(0.67)	—	(0.38)	(1.69)
From net realized gains	—	—	—	(4.68)	(1.76)

Total distributions	(0.79)	(0.67)	—	(5.06)	(3.45)

Net asset value
End of year	$10.24	$11.72	$10.84	$8.15	$20.12

Total return(B)	(6.01)%	15.30%	33.01%	(42.49)%	(6.91)%
Net assets end of year (000’s)	$44,260	$33,421	$18,785	$14,810	$41,216
Ratio and supplemental data
Expenses to average net assets	1.13%	1.15%	1.16%	1.12%	1.09%
Net investment income, to average net assets	1.89%	1.59%	2.46%	2.35%	1.26%
Portfolio turnover rate	36%	60%	61%	48%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Fund”) is part of TST. The Fund is “non-diversified” under the 1940 Act.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country, or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $44, are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust		Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at the amount of distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, are disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees received compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market	% of Net
	Value	Assets
Transamerica Asset Allocation-Conservative VP	$2,070	0.62%
Transamerica Asset Allocation-Growth VP	28,449	8.55
Transamerica Asset Allocation-Moderate VP	25,382	7.62
Transamerica Asset Allocation-Moderate Growth VP	82,171	24.68
Transamerica International Moderate Growth VP	17,528	5.26

Total	$155,600	46.73%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there was no amount recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$168,443
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	327,129
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$8
Undistributed (accumulated) net investment income (loss)	15,574
Undistributed (accumulated) net realized gain (loss) from investment securities	(15,582)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$11,959	December 31, 2016
121,339	December 31, 2017
45,891	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $22,391.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$27,103
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	29,780
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$11,782

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(179,189)

Post October Short-term Capital Loss Deferral	(362)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(4,746)

Other Temporary Differences	183

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Clarion Global Real Estate Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Clarion Global Real Estate Securities VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Clarion Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by the Standard & Poor’s which negatively affected sentiment. Greece, Portugal, Italy and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and Governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Efficient Markets VP, Initial Class returned (1.93)%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Efficient Markets Index VP Blended Benchmark, returned 2.11% and (0.33)%, respectively.

The blended benchmark is comprised of the Barclays Capital U.S. Aggregate Bond Index (35%), Standard & Poor’s 500® Index (25%), the Morgan Stanley Capital International-Europe, Australasia, Far East Index (25%) and Russell 2000® Value Index (15%).

STRATEGY REVIEW

Our Index funds are designed to closely track market benchmarks. A directionless and oscillating market reduces the efficacy of a rebalancing strategy since the strategy ends up being reactive with higher trading cost. 2011 was the best example of equity markets that oscillated wildly with large short-term swings all year to end up virtually unchanged. The performance of this fund is also a function of the realized performance of the actively managed mutual funds contained in this fund. Underperformance by these mutual funds in the 3rd quarter adversely affected the performance of this fund but it recovered in the 4th quarter. Over longer term investment horizons, we expect to provide investors with returns that track its composite benchmark at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(1.93)%	10.20%	11/10/2008
S&P 500*	2.11%	12.98%
Transamerica Efficient Markets VP Blended Benchmark*	(0.33)%	10.52%

Service Class	(2.19)%	9.93%	11/10/2008

NOTES

*

The Transamerica Efficient Markets VP Blended Benchmark is composed of the following Benchmarks: The Barclays Capital U.S. Aggregate Bond Index (35%), Standard & Poor’s 500® Index (“S&P 500”) (25%), Morgan Stanley Capital International-Europe, Australasia, Far East Index (25%), and the Russell 2000® Value (15%). All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets also exposes investors to additional risks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Efficient Markets VP
Initial Class	$1,000.00	$941.70	$2.54	$1,022.58	$2.65	0.52%
Service Class	1,000.00	940.30	3.77	1,021.32	3.92	0.77

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	99.7%
Repurchase Agreement	0.8
Other Assets and Liabilities - Net	(0.5)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.7%
Capital Markets - 99.7%
DFA Emerging Markets Value Portfolio	122,475	$3,179
DFA International Small Capital Value Portfolio	186,615	2,534
DFA International Value Portfolio	786,281	11,590
DFA Large Capital International Portfolio	688,059	11,628
DFA U.S. Large Company Portfolio	2,800,559	27,726
DFA U.S. Targeted Value Portfolio	1,190,192	18,258
Vanguard Intermediate-Term Bond ETF	150,602	13,098
Vanguard Long-Term Bond ETF	29,165	2,680
Vanguard Short-Term Bond ETF	175,027	14,149
Vanguard Total Bond Market ETF	124,335	10,387

Total Investment Companies (cost $118,181)		115,229

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $982 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $1,005.	$982	982
Total Repurchase Agreement (cost $982)

Total Investment Securities (cost $119,163) P		116,211
Other Assets and Liabilities - Net		(583)

Net Assets		$115,628

NOTES TO THE SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $119,911. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,094 and $4,794, respectively. Net unrealized depreciation for tax purposes is $3,700.

DEFINITION:

ETF    Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

	Quoted Prices Level 1 -	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$115,229	$—	$—	$115,229
Repurchase Agreement	—	982	—	982

Total	$115,229	$982	$—	$116,211

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $118,181)	$115,229
Repurchase agreement, at value (cost: $982)	982
Receivables:
Shares sold	31
Dividends	—	(A)
Prepaid expenses	—	(A)

	116,242

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	494
Shares redeemed	7
Management and advisory fees	68
Distribution and service fees	24
Transfer agent fees	—	(A)
Administration fees	2
Trustees	—	(A)
Audit and tax fees	8
Printing and shareholder reports fees	2
Other	9

	614

Net assets	$115,628

Net assets consist of:
Capital stock ($.01 par value)	$90
Additional paid-in capital	112,261
Undistributed (accumulated) net investment income (loss)	1,817
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	4,412
Net unrealized appreciation (depreciation) on investments in investment companies	(2,952)

Net assets	$115,628

Net assets by class:
Initial Class	$1,220
Service Class	114,408
Shares outstanding:
Initial Class	94
Service Class	8,915
Net asset value and offering price per share:
Initial Class	$12.91
Service Class	12.83

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$2,575
Interest income	—	(A)
Securities lending income (net)	2

	2,577

Expenses:
Management and advisory	406
Distribution and service:
Service Class	244
Printing and shareholder reports	8
Custody	28
Administration	20
Legal	6
Audit and tax	12
Trustees	3
Transfer agent	1
Other	2

Total expenses	730

Recaptured expenses	29

Net expenses	759

Net investment income	1,818

Net realized gain (loss) from:
Investments in investment companies	3,906
Distributions from investments in investment companies	510

	4,416

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(9,563)

Net realized and unrealized loss on investments in investment companies	(5,147)

Net decrease in net assets resulting from operations	$(3,329)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$1,818	$838
Net realized gain from investments in and distributions from investment companies	4,416	1,563
Change in net unrealized appreciation (depreciation) on investments in investment companies	(9,563)	3,932

Net increase (decrease) in net assets resulting from operations	(3,329)	6,333

Distributions to shareholders:
From net investment income:
Initial Class	(12)	(7)
Service Class	(827)	(295)

	(839)	(302)

From net realized gains:
Initial Class	(19)	(17)
Service Class	(1,539)	(796)

	(1,558)	(813)

Total distributions to shareholders	(2,397)	(1,115)

Capital share transactions:
Proceeds from shares sold:
Initial Class	632	557
Service Class	58,222	41,162

	58,854	41,719

Dividends and distributions reinvested:
Initial Class	31	24
Service Class	2,366	1,091

	2,397	1,115

Cost of shares redeemed:
Initial Class	(431)	(462)
Service Class	(11,972)	(2,769)

	(12,403)	(3,231)

Net increase in net assets resulting from capital shares transactions	48,848	39,603

Net increase in net assets	43,122	44,821

Net assets:
Beginning of year	72,506	27,685

End of year	$115,628	$72,506

Undistributed net investment income	$1,817	$838

Share activity:
Shares issued:
Initial Class	46	43
Service Class	4,324	3,259

	4,370	3,302

Shares issued-reinvested from distributions:
Initial Class	3	2
Service Class	189	92

	192	94

Shares redeemed:
Initial Class	(33)	(35)
Service Class	(920)	(223)

	(953)	(258)

Net increase (decrease) in shares outstanding:
Initial Class	16	10
Service Class	3,593	3,128

	3,609	3,138

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
Year Ended December 31,	Nov 10 to Dec 31, 2008(A)
2011	2010	2009
Net asset value
Beginning of year	$13.49	$12.27	$10.39	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.26	0.27	0.10
Net realized and unrealized gain (loss)	(0.54)	1.26	1.62	0.29

Total operations	(0.27)	1.52	1.89	0.39

Distributions
From net investment income	(0.12)	(0.09)	(0.01)	—
From net realized gains	(0.19)	(0.21)	—	(D)	—

Total distributions	(0.31)	(0.30)	(0.01)	—

Net asset value
End of year	$12.91	$13.49	$12.27	$10.39

Total return(E)	(1.93)%	12.68%	18.15%	3.90	%(F)
Net assets end of year (000’s)	$1,220	$1,054	$831	$260
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture expense	0.52%	0.52%	0.52%	0.52	%(H)
Before reimbursement/recapture expense	0.49%	0.52%	0.70%	17.77	%(H)
Net investment income, to average net assets(C)	2.01%	2.01%	2.42%	7.15	%(H)
Portfolio turnover rate(I)	44%	17%	37%	2	%(F)

For a share outstanding throughout each period	Service Class
Year Ended December 31,	Nov 10 to Dec 31, 2008(A)
2011	2010	2009
Net asset value
Beginning of year	$13.43	$12.24	$10.39	$10.00
Investment operations
Net investment income(B),(C)	0.24	0.23	0.25	0.11
Net realized and unrealized gain (loss)	(0.54)	1.25	1.61	0.28

Total operations	(0.30)	1.48	1.86	0.39

Distributions
From net investment income	(0.11)	(0.08)	(0.01)	—
From net realized gains	(0.19)	(0.21)	—	(D)	—

Total distributions	(0.30)	(0.29)	(0.01)	—

Net asset value
End of year	$12.83	$13.43	$12.24	$10.39

Total return(E)	(2.19)%	12.38%	17.86%	3.90	%(F)
Net assets end of year (000’s)	$114,408	$71,452	$26,854	$1,157
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture expense	0.77%	0.77%	0.77%	0.77	%(H)
Before reimbursement/recapture expense	0.74%	0.77%	0.95%	18.02	%(H)
Net investment income, to average net assets(C)	1.83%	1.84%	2.20%	8.04	%(H)
Portfolio turnover rate(I)	44%	17%	37%	2	%(F)

(A)	Commenced operations on November 10, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.

(I)	Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Efficient Markets VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust		Annual Report 2011

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed at the end of the Fund’s Schedule of Investments.

There were no significant transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.42%
Over $50 million up to $250 million	0.40%
Over $250 million	0.38%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.52% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $29. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009	$14	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$92,415
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	43,509
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$1,048
Long-term Capital Gain	1,349
2010 Distributions paid from:
Ordinary Income	1,103
Long-term Capital Gain	12

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$2,149

Undistributed Long-term Capital Gain	4,828

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(3,700)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Efficient Markets VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Efficient Markets VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Efficient Markets VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Efficient Markets VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,349 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 will go into the books as a losing one for most major equity markets. Domestic large cap equities showed relative strength, with the Standard & Poor’s 500® Index (“S&P 500”) finishing flat on the year. With the economy continuing to drag, though, smaller companies struggled, with the Russell 2000® finishing down 4.18% for 2011. Most international markets fared worse, with sovereign debt issues, most notably Greece and Italy, driving Europe’s losses. The Morgan Stanley Capital International-Europe, Australasia and Far East Index (“MSCI-EAFE”), finished down 11.73%. Japan and China fared no better. Emerging markets showed much of the same.

Fixed Income posted a solid performance on the year, led by investment-grade corporate, municipal, and U.S. Government bonds, as the Federal Reserve Bank and central banks around the world continued to hold interest rates down at historically low levels while also continuing to prop up almost all major entities on the brink of default.

Overall, 2011’s price action made it a difficult year for the fund. The volatile range-bound action experienced in the equity markets, coupled with some especially violent drops, was a difficult market for our intermediate-term trend following strategy. More times than not, at the moment an intermediate-term trend was establishing itself, a high-magnitude reversal was a mere days away. The global equity markets, to a point, correlated together in a game of risk-on / risk-off, often based on the most recent headline. It was difficult to get a consistent read.

While the equity markets provided a difficult investment environment for the Transamerica Hanlon Balanced VP fund, its participation in fixed income markets did help to mitigate volatility and boost returns. Whip-saws in the equity markets as well as the High Yield Corporate Bond space were a source of draw-downs for the fund, but the fund’s generally limited aggression in those asset classes coupled with its significant bond weightings throughout the year combined to limit risk and limit losses.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Hanlon Balanced VP, Initial Class returned (3.10)%. By comparison, its primary and secondary benchmarks, the Dow Jones World Total Return Index, the Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned (7.77)%, 7.84% and 0.10%, respectively.

STRATEGY REVIEW

The Transamerica Hanlon Balanced VP fund employs the use of a tactical, intermediate-term trend following strategy. The violent whip-sawing markets are among the most difficult for this style of investment management. Due to the nature of the tactical core strategy, and because of the freedom that we are afforded by prospectus, there is no established benchmark for this fund. Hanlon attempts to participate in up-trending markets, but be defensive in down-trending markets, sometimes investing in 100% money markets in down-trending markets. This past year has indeed proved difficult for this investment technique, as discussed in the above section. Periods like this have not lasted long in the past and we expect a change in market action in the New Year.

The holdings that had the greatest positive impact on the fund were Precious Metals ETF’s and Domestic Government Bonds, which included Treasuries, Municipal Bonds, and TIPS. Silver had a meteoric rise in February, March and April, and we took advantage there by holding the Proshares Ultra Silver ETF (AGQ) and PowerShares DB Silver ETF (DBS), though our upside was limited due to asset class prospectus limitations that have since been loosened. Gold and Silver both took off in July and August, and we again had exposure there through AGQ, the Proshares Ultra Gold ETF (UGL), and the PowerShares Precious DB Precious Metals ETF (DBP). The majority of fixed income gains came in the 3rd Quarter, specifically when the equity markets collapsed and bonds rallied in late July / early August. The iShares Barclays 3-7 Year Treasury Bond Fund (IEI), the iShares Barclays 7-10 Year Treasury Bond Fund (IEF) and the iShares Barclays TIPS Bond Fund (TIP) all contributed solid gains during this time. Muni’s also did well during this rally, but the iShares S&P National Municipal Bond Fund (MUB), the PowerShares Insured National Municipal Bond Portfolio (PZA), and the SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI) contributed gains throughout the 2nd and 4th Quarters, as well.

Those holdings that had the biggest negative impact represented individual foreign nations, as well as Gold Mining and Natural Resources. ETF’s representing Peru (EPU), Chile (ECH), South Africa (EZA), and Thailand (THD), among others, saddled the fund with losses. All of these ETF’s showed strong upside potential numerous times throughout the year, but often suffered subsequent sharp reversals of particularly high volatility. The iShares S&P North American Natural Resources ETF (IGE) exhibited high relative strength in July, but fell harder than most during the broad market’s July 22 – August 5th decline. The Market Vectors Gold Miners ETF (GDX) enjoyed a solid summer, like Gold. But when Gold pulled back in September, GDX did as well, only farther and faster.

Sean Hanlon

Portfolio Manager

Hanlon Investment Management, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica Hanlon Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(3.10)%	2.47%	05/01/2009
Dow Jones World Total Return*	(7.77)%	14.14%
Barclays Capital U.S. Aggregate Bond*	7.84%	7.45%
BofA Merrill Lynch 3-Month Treasury Bill *	0.10%	0.14%

Service Class	(3.41)%	2.25%	05/01/2009

NOTES

*

The Dow Jones World Total Return Index (“Dow Jones World Total Return”), the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Bank of America Merrill Lynch 3 Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica Hanlon Balanced VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Hanlon Balanced VP
Initial Class	$1,000.00	$945.60	$4.90	$1,020.16	$5.09	1.00%
Service Class	1,000.00	945.20	6.13	1,018.90	6.36	1.25

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	100.1%
Securities Lending Collateral	16.4
Repurchase Agreement	1.1
Other Assets and Liabilities - Net	(17.6)

Total	100.0%

Transamerica Series Trust		Annual Report 2011

Transamerica Hanlon Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.1%
Capital Markets - 100.1%
Consumer Staples Select Sector SPDR Fund	111,327	$3,617
iShares Barclays 3-7 Year Treasury Bond Fund	39,480	4,818
iShares Barclays 7-10 Year Treasury Bond Fund ^	45,531	4,807
iShares Barclays 10-20 Year Treasury Bond Fund	22,361	2,972
iShares Barclays Intermediate Credit Bond Fund	17,120	1,835
iShares Barclays MBS Bond Fund	43,986	4,754
iShares Barclays TIPS Bond Fund ^	26,601	3,104
iShares iBoxx $ High Yield Corporate Bond Fund ^	37,598	3,362
iShares iBoxx Investment Grade Corporate Bond Fund	16,012	1,822
iShares S&P National Municipal Bond Fund ^	44,232	4,788
Market Vectors Pharmaceutical ETF	24,984	1,817
PowerShares Build America Bond Portfolio	108,711	3,118
PowerShares DB U.S. Dollar Index Bullish Fund ^	215,034	4,833
PowerShares Emerging Markets Sovereign Debt Portfolio	66,709	1,825
PowerShares Fundamental High Yield Corporate Bond Portfolio	100,970	1,865
PowerShares Insured National Municipal Bond Portfolio	195,838	4,788
SPDR Barclays Capital High Yield Bond Fund ETF	86,448	3,324
SPDR Nuveen Barclays Capital Municipal Bond ETF	204,566	4,857
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	75,780	1,844

	Shares	Value (000’s)
Capital Markets (continued)
SSC Government Money Market Fund	801,488	$801
SSgA Money Market Fund	801,488	801
SSgA Prime Money Market Fund	801,488	801
State Street Institutional Liquid Reserves Fund	801,488	801
Vanguard Extended Duration Treasury ETF	20,359	2,483
Vanguard Short-Term Corporate Bond ETF	23,540	1,833
WisdomTree Equity Income Fund	42,292	1,815

Total Investment Companies (cost $72,672)		73,485

SECURITIES LENDING COLLATERAL - 16.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	12,065,053	12,065
Total Securities Lending Collateral (cost $12,065)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $801 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, and with a value of $819.	$801	801
Total Repurchase Agreement (cost $801)

Total Investment Securities (cost $85,538) P		86,351
Other Assets and Liabilities - Net		(12,897)

Net Assets		$73,454

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $11,765.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $86,417. Aggregate gross/net unrealized depreciation for all securities in which there is an excess of value over tax cost was $66.

DEFINITION:

ETF    Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands):'

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$73,485	$—	$—	$73,485
Repurchase Agreement	—	801	—	801
Securities Lending Collateral	12,065	—	—	12,065

Total	$85,550	$801	$—	$86,351

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2011 (all amounts except per share amounts in thousands)	STATEMENT OF OPERATIONS For the year ended December 31, 2011 (all amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $84,737)	$85,550
(including securities loaned of $11,765)
Repurchase agreement, at value (cost: $801)	801
Cash	5
Receivables:
Investment securities sold	1,827
Shares sold	7
Securities lending income (net)	22
Dividends	151

	88,363

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,718
Shares redeemed	26
Management and advisory fees	68
Distribution and service fees	14
Transfer agent fees	—	(A)
Trustees fees	—	(A)
Administration fees	1
Audit and tax fees	8
Printing and shareholder reports fees	3
Other	6
Collateral for securities on loan	12,065

	14,909

Net assets	$73,454

Net assets consist of:
Capital stock ($.01 par value)	$70
Additional paid-in capital	76,499
Undistributed (accumulated) net investment income (loss)	1,029
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(4,957)
Net unrealized appreciation (depreciation) on investments in investment companies	813

Net assets	$73,454

Net assets by class:
Initial Class	$10,041
Service Class	63,413
Shares outstanding:
Initial Class	957
Service Class	6,082
Net asset value and offering price per share:
Initial Class	$10.49
Service Class	10.43

Investment income:
Dividend income from investment companies	$1,914
Interest income	4
Securities lending income (net)	196

2,114

Expenses:
Management and advisory	689
Distribution and service:
Service Class	166
Printing and shareholder reports	11
Custody	18
Administration	15
Legal	4
Audit and tax	12
Trustees	2
Transfer agent	1
Other	2
Total expenses	920

Recaptured expenses	11

Net expenses	931

Net investment income	1,183

Net realized gain (loss) from:
Investments in investment companies	(4,138)
Distributions from investments in investment companies	80

(4,058)

Net increase in unrealized appreciation (depreciation) on:
Investments in investment companies	61

Net realized and unrealized loss on investments in investment companies	(3,997)

Net decrease in net assets resulting from operations	$(2,814)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$1,183	$731
Net realized loss from investments in and distributions from investment companies	(4,058)	(826)
Change in net unrealized appreciation (depreciation) on investments in investment companies	61	488

Net increase (decrease) in net assets resulting from operations	(2,814)	393

Distributions to shareholders:
From net investment income:
Initial Class	(131)	(32)
Service Class	(820)	(132)

	(951)	(164)

From net realized gains:
Initial Class	—	(15)
Service Class	—	(65)

	—	(80)

Total distributions to shareholders	(951)	(244)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,502	7,867
Service Class	26,189	61,723

	28,691	69,590

Dividends and distributions reinvested:
Initial Class	131	47
Service Class	820	197

	951	244

Cost of shares redeemed:
Initial Class	(2,974)	(1,951)
Service Class	(20,147)	(5,587)

	(23,121)	(7,538)

Net increase in net assets resulting from capital shares transactions	6,521	62,296

Net increase in net assets	2,756	62,445

Net assets:
Beginning of year	70,698	8,253

End of year	$73,454	$70,698

Undistributed net investment income	$1,029	$646

Share activity:
Shares issued:
Initial Class	228	718
Service Class	2,375	5,697

	2,603	6,415

Shares issued-reinvested from distributions:
Initial Class	12	5
Service Class	76	19

	88	24

Shares redeemed:
Initial Class	(270)	(180)
Service Class	(1,848)	(517)

	(2,118)	(697)

Net increase (decrease) in shares outstanding:
Initial Class	(30)	543
Service Class	603	5,199

	573	5,742

The notes to the financial statements are an integral part of this report. Transamerica Series Trust Annual Report 2011

Transamerica Hanlon Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.97	$11.40	$10.00
Investment operations
Net investment income(B),(C)	0.18	0.21	0.49
Net realized and unrealized gain (loss)	(0.52)	(0.59)	0.91

Total operations	(0.34)	(0.38)	1.40

Distributions
From net investment income	(0.14)	(0.03)	—
From net realized gains	—	(0.02)	—

Total distributions	(0.14)	(0.05)	—

Net asset value
End of year	$10.49	$10.97	$11.40

Total return(D)	(3.10)%	(3.28)%	14.00	%(E)
Net assets end of year (000’s)	$10,041	$10,832	$5,067
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture expense	1.00%	1.00%	1.00	%(G)
Before reimbursement/ recapture expense	0.99%	1.02%	2.06	%(G)
Net investment income, to average net assets(C)	1.63%	1.96%	6.78	%(G)
Portfolio turnover rate(H)	788%	981%	48	%(E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$10.93	$11.38	$10.00
Investment operations
Net investment income(B),(C)	0.17	0.20	0.62
Net realized and unrealized gain (loss)	(0.54)	(0.60)	0.76

Total operations	(0.37)	(0.40)	1.38

Distributions
From net investment income	(0.13)	(0.03)	—
From net realized gains	—	(0.02)	—

Total distributions	(0.13)	(0.05)	—

Net asset value
End of year	$10.43	$10.93	$11.38

Total return(D)	(3.41)%	(3.46)%	13.80	%(E)
Net assets end of year (000’s)	$63,413	$59,866	$3,186
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture expense	1.25%	1.25%	1.25	%(G)
Before reimbursement/ recapture expense	1.24%	1.27%	2.31	%(G)
Net investment income, to average net assets(C)	1.53%	1.85%	8.50	%(G)
Portfolio turnover rate(H)	788%	981%	48	%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Balanced VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, are disclosed at the end of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers into or out of any levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $11. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$14	12/31/12
Fiscal Year 2010:	8	12/31/13

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$550,466
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	528,388
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	151
Undistributed (accumulated) net realized gain (loss) from investment securities	(151)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$826	December 31, 2018
3,322	Short-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$951
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	242
Long-term Capital Gain	2

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$1,099

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(4,148)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(66)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Hanlon Balanced VP

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Hanlon Balanced VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Hanlon Balanced VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 will go into the books as a losing one for most major equity markets. Domestic large cap equities showed relative strength, with the Standard & Poor’s 500® Index (“S&P 500”) finishing flat on the year. With the economy continuing to drag, though, smaller companies struggled, with the Russell 2000® finishing down 4.18% for 2011. Most international markets fared worse, with sovereign debt issues, most notably Greece and Italy, driving Europe’s losses. The Morgan Stanley Capital International-Europe, Australasia and Far East Index (“MSCI-EAFE”), finished down 11.73%. Japan and China fared no better. Emerging markets showed much of the same.

Fixed Income posted a solid performance on the year, led by investment-grade corporate, municipal, and U.S. Government bonds, as the Fed and central banks around the world continued to hold interest rates down at historically low levels while also continuing to prop up almost all major entities on the brink of default.

Overall, 2011’s price action made it a difficult year for the fund. The volatile range-bound action experienced in the equity markets, coupled with some especially violent drops, was a difficult market for our intermediate-term trend following strategy. More times than not, at the moment an intermediate-term trend was establishing itself, a high-magnitude reversal was a mere days away. The global equity markets, to a point, correlated together in a game of risk-on / risk-off, often based on the most recent headline. It was difficult to get a consistent read.

The Transamerica Hanlon Growth VP fund managed to stay positive throughout the first half of the year, keeping pace with both global and domestic equity markets, albeit with far reduced volatility. But the market’s drop in August was swift and severe, leaving little time to move out of the way. The October rebound was equally swift, and following the August drop and range-bound, whip-sawing September it was hard to buy into the rebound quickly enough. For this reason, the fund did not participate fully in the October mini-rally and its performance lagged domestic equities in the 4th quarter, and consequentially, for the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Hanlon Growth VP, Initial Class returned (11.37)%. By comparison, its primary and secondary benchmarks, the Dow Jones World Total Return Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned (7.77)%, and 0.10%, respectively.

STRATEGY REVIEW

The Transamerica Hanlon Growth VP fund employs the use of a tactical, intermediate-term trend following strategy. The violent whip-sawing markets are among the most difficult for this style of investment management. Due to the nature of the tactical core strategy, and because of the freedom that we are afforded by prospectus, there is no established benchmark for this fund. Hanlon attempts to participate in up-trending markets, but be defensive in down-trending markets, sometimes investing in 100% money markets in down-trending markets. This past year has indeed proved difficult for this investment technique, as discussed in the above section. Periods like this have not lasted long in the past and we expect a change in market action in the New Year.

The holdings that had the greatest positive impact on the fund were Precious Metals ETF’s, and to a lesser degree Health Care and Large Cap Index ETF’s. Silver had a meteoric rise in February, March and April, and we took advantage there by holding the Proshares Ultra Silver ETF (AGQ), though our upside was limited due to asset class prospectus limitations that have since been loosened. Gold and Silver both took off in July and August, and we again had exposure there through AGQ, the Proshares Ultra Gold ETF (UGL), and the PowerShares Precious DB Precious Metals ETF (DBP). Healthcare showed nice relative strength in the 2nd quarter, especially after most equities began to fall in May. Gains occurred there through the Health Care Select Sector SPDR ETF (XLV) and the Pharmaceuticals HOLDRs (PPH). Large Cap Index ETF’s served the fund well during January and February, as we entered 2011 with several of these positions, such as the iShares S&P 100 Index (OEF), the Vanguard Value ETF (VTV) and the WisdomTree Largecap Dividend ETF (DLN).

Those holdings that had the biggest negative impact represented individual foreign nations, as well as Gold Mining and Natural Resources. ETF’s representing Peru (EPU), Chile (ECH), South Africa (EZA), and Thailand (THD), among others, saddled the fund with losses. All of these ETF’s showed strong upside potential numerous times throughout the year, but often suffered subsequent sharp reversals of particularly high volatility. The iShares S&P North American Natural Resources ETF (IGE) exhibited high relative strength in July, but fell harder than most during the broad market’s July 22 – August 5th decline. The Market Vectors Gold Miners ETF (GDX) enjoyed a solid summer, like Gold. But when Gold pulled back in September, GDX did as well, only farther and faster.

Sean Hanlon

Portfolio Manager

Hanlon Investment Management, Inc

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(11.37)%	0.62%	05/01/2009
Dow Jones World Total Return*	(7.77)%	14.14%
BofA Merrill Lynch 3-Month Treasury Bill *	0.10%	0.14%

Service Class	(11.62)%	0.35%	05/01/2009

NOTES

*	The Dow Jones World Total Return Index (“Dow Jones World Total Return”) and the Bank of America Merrill Lynch 3 Month Treasury Bill (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Hanlon Growth VP
Initial Class	$1,000.00	$870.10	$4.71	$1,020.16	$5.09	1.00%
Service Class	1,000.00	869.20	5.89	1,018.90	6.36	1.25

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type) (unaudited)

Asset Type	% of Net Assets
Investment Companies	98.9%
Securities Lending Collateral	9.5
Repurchase Agreement	0.8
Other Assets and Liabilities - Net	(9.2)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 98.9%
Capital Markets - 98.9%
Consumer Staples Select Sector SPDR Fund	140,290	$4,558
iShares Barclays 3-7 Year Treasury Bond Fund	19,634	2,396
iShares Barclays 7-10 Year Treasury Bond Fund ^	22,393	2,364
iShares Barclays Intermediate Credit Bond Fund	21,390	2,293
iShares Barclays MBS Bond Fund	22,168	2,396
iShares iBoxx $ High Yield Corporate Bond Fund ^	26,329	2,355
iShares iBoxx Investment Grade Corporate Bond Fund	20,164	2,294
iShares S&P National Municipal Bond Fund ^	21,418	2,318
Market Vectors Pharmaceutical ETF	29,910	2,175
PowerShares DB U.S. Dollar Index Bullish Fund ^	105,676	2,375
PowerShares Emerging Markets Sovereign Debt Portfolio	84,064	2,300
PowerShares Fundamental High Yield Corporate Bond Portfolio	127,149	2,348
PowerShares Insured National Municipal Bond Portfolio	94,953	2,322
SPDR Barclays Capital High Yield Bond Fund ETF	60,563	2,329
SPDR Nuveen Barclays Capital Municipal Bond ETF	101,765	2,416
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	98,058	2,387
SSC Government Money Market Fund	374,450	374
SSgA Money Market Fund	374,450	374
SSgA Prime Money Market Fund	374,450	374

	Shares	Value (000’s)
Capital Markets (continued)
State Street Institutional Liquid Reserves Fund	374,450	$374
Vanguard Short-Term Corporate Bond ETF	29,689	2,312
WisdomTree Equity Income Fund	53,589	2,300

Total Investment Companies (cost $45,445)		45,734

SECURITIES LENDING COLLATERAL - 9.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	4,374,703	4,375
Total Securities Lending Collateral (cost $4,375)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $374 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, and with a value of $382.	$374	374

Total Repurchase Agreement (cost $374)
Total Investment Securities (cost $50,194) P		50,483
Other Assets and Liabilities - Net		(4,239)

Net Assets		$46,244

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $3,877.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $50,297 Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost were $213 and $27, respectively. Net unrealized appreciation for tax purposes is $186.

DEFINITION:

ETF    Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$45,734	$—	$—	$45,734
Repurchase Agreement	—	374	—	374
Securities Lending Collateral	4,375	—	—	4,375
Total	$50,109	$374	$—	$50,483

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value
(cost: $49,820)	$50,109
(including securities loaned of $3,877)
Repurchase agreement, at value (cost: $374)	374
Cash	7
Receivables:
Investment securities sold	3,550
Shares sold	9
Securities lending income (net)	8
Dividends	94

	54,151

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	3,436
Shares redeemed	39
Management and advisory fees	33
Distribution and service fees	7
Transfer agent fees	—	(A)
Administration fees	1
Audit and tax fees	8
Printing and shareholder reports fees	3
Other	5
Collateral for securities on loan	4,375

	7,907

Net assets	$46,244

Net assets consist of:
Capital stock ($.01 par value)	$47
Additional paid-in capital	51,545
Undistributed (accumulated) net investment income (loss)	241
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(5,878)
Net unrealized appreciation (depreciation) on investments in investment companies	289

Net assets	$46,244

Net assets by class:
Initial Class	$13,192
Service Class	33,052
Shares outstanding:
Initial Class	1,339
Service Class	3,375
Net asset value and offering price per share:
Initial Class	$9.85
Service Class	9.79

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$1,030
Interest income	1
Securities lending income (net)	93

1,124

Expenses:
Management and advisory	464
Distribution and service:
Service Class	93
Printing and shareholder reports	10
Custody	17
Administration	10
Legal	3
Audit and tax	12
Trustees	2
Transfer agent	1
Other	1

Total expenses	613

Less waiver/reimbursement	(4)

Net expenses	609

Net investment income	515

Net realized gain (loss) from:
Investments in investment companies	(6,154)
Distributions from investments in investment companies	57

(6,097)

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(815)

Net realized and unrealized loss on investments in investment companies	(6,912)

Net decrease In net assets resulting from operations	$(6,397)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$515	$475
Net realized gain (loss) from investments in and distributions from investment companies	(6,097)	227
Change in net unrealized appreciation (depreciation) on investments in investment companies	(815)	567

Net increase (decrease) in net assets resulting from operations	(6,397)	1,269

Distributions to shareholders:
From net investment income:
Initial Class	(214)	(121)
Service Class	(518)	(207)

	(732)	(328)

From net realized gains:
Initial Class	(1)	(81)
Service Class	(2)	(137)

	(3)	(218)

Total distributions to shareholders	(735)	(546)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,454	6,129
Service Class	19,082	36,387

	22,536	42,516

Dividends and distributions reinvested:
Initial Class	215	202
Service Class	520	344

	735	546

Cost of shares redeemed:
Initial Class	(3,220)	(2,220)
Service Class	(14,174)	(6,820)

	(17,394)	(9,040)

Net increase in net assets resulting from capital shares transactions	5,877	34,022

Net increase (decrease) in net assets	(1,255)	34,745

Net assets:
Beginning of year	47,499	12,754

End of year	$46,244	$47,499

Undistributed net investment income	$241	$497

Share activity:
Shares issued:
Initial Class	314	555
Service Class	1,708	3,347

	2,022	3,902

Shares issued-reinvested from distributions:
Initial Class	20	20
Service Class	50	33

	70	53

Shares redeemed:
Initial Class	(289)	(206)
Service Class	(1,310)	(635)

	(1,599)	(841)

Net increase (decrease) in shares outstanding:
Initial Class	45	369
Service Class	448	2,745

	493	3,114

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
Year Ended December 31,	May 1 to Dec
2011	2010	31, 2009(A)
Net asset value
Beginning of year	$11.29	$11.52	$10.00
Investment operations
Net investment income(B),(C)	0.14	0.19	0.48
Net realized and unrealized gain (loss)	(1.41)	(0.26)	1.04

Total operations	(1.27)	(0.07)	1.52

Distributions
From net investment income	(0.17)	(0.10)	—
From net realized gains	—	(D)	(0.06)	—

Total distributions	(0.17)	(0.16)	—

Net asset value
End of year	$9.85	$11.29	$11.52

Total return(E)	(11.37)%	(0.44)%	15.20	%(F)
Net assets end of year (000’s)	$13,192	$14,602	$10,661
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	1.00%	1.00%	1.00	%(H)
Before reimbursement/fee waiver	1.01%	1.05%	1.53	%(H)
Net investment income, to average net assets(C)	1.23%	1.75%	6.64	%(H)
Portfolio turnover rate(I)	1351%	1068%	68	%(F)

For a share outstanding throughout each period	Service Class
Year Ended December 31,	May 1 to Dec
2011	2010	31, 2009(A)
Net asset value
Beginning of year	$11.24	$11.50	$10.00
Investment operations
Net investment income(B),(C)	0.10	0.15	0.62
Net realized and unrealized gain (loss)	(1.40)	(0.25)	0.88

Total operations	(1.30)	(0.10)	1.50

Distributions
From net investment income	(0.15)	(0.10)	—
From net realized gains	—	(D)	(0.06)	—

Total distributions	(0.15)	(0.16)	—

Net asset value
End of year	$9.79	$11.24	$11.50

Total return(E)	(11.62)%	(0.70)%	15.00	%(F)
Net assets end of year (000’s)	$33,052	$32,897	$2,093
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	1.25%	1.25%	1.25	%(H)
Before reimbursement/fee waiver	1.26%	1.29%	1.78	%(H)
Net investment income, to average net assets(C)	0.91%	1.42%	8.51	%(H)
Portfolio turnover rate(I)	1351%	1068%	68	%(F)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying investment companies.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Growth VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, are disclosed at the end of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3 (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$26	12/31/2012
Fiscal Year 2010:	14	12/31/2013
Fiscal Year 2011:	4	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$626,857
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	621,643
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(39)
Undistributed (accumulated) net realized gain (loss) from investment securities	39

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the period listed below:

Capital Loss Carryforwards	Available Through
$5,802	Short-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$735
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	540
Long-term Capital Gain	6

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$268

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(5,802)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	186

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Hanlon Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Hanlon Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Hanlon Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 will go into the books as a losing one for most major equity markets. Domestic large cap equities showed relative strength, with the Standard & Poor’s 500® Index (“S&P 500”) finishing flat on the year. With the economy continuing to drag, though, smaller companies struggled, with the Russell 2000® finishing down 4.18% for 2011. Most international markets fared worse, with sovereign debt issues, most notably Greece and Italy, driving Europe’s losses. The Morgan Stanley Capital International-Europe, Australasia and Far East Index (“MSCI-EAFE”), finished down 11.73%. Japan and China fared no better. Emerging markets showed much of the same.

Fixed Income posted a solid performance on the year, led by investment-grade corporate, municipal, and U.S. Government bonds, as the Federal Reserve Bank and central banks around the world continued to hold interest rates down at historically low levels while also continuing to prop up almost all major entities on the brink of default.

Overall, 2011’s price action made it a difficult year for the fund. The volatile range-bound action experienced in the equity markets, coupled with some especially violent drops, was a difficult market for our intermediate-term trend following strategy. More times than not, at the moment an intermediate-term trend was establishing itself, a high-magnitude reversal was mere days away. The global equity markets, to a point, correlated together in a game of risk-on / risk-off, often based on the most recent headline. It was difficult to get a consistent read.

Transamerica Hanlon Growth and Income VP fund managed to stay positive throughout the first half of the year, boosted by the relative success of equity and bond markets worldwide, albeit with far reduced volatility as compared to equity markets, in particular. But the equity market’s drop in August was swift and severe, leaving little time to move out of the way. The October rebound was equally swift, and following the August drop and range-bound, whip-sawing September it was hard to buy into the rebound quickly enough. For this reason, the fund did not participate fully in the October mini-rally and its performance lagged domestic equities in the 4th quarter, and consequentially, for the year.

PEFORMANCE

For the year ended December 31, 2011, Transamerica Hanlon Growth and Income VP, Initial Class returned (7.15)%. By comparison, its primary and secondary benchmarks, Dow Jones World Total Return Index, the Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned (7.77)%, 7.84% and 0.10%, respectively.

STRATEGY REVIEW

The Transamerica Hanlon Growth and Income VP fund employs the use of a tactical, intermediate-term trend following strategy. The violent whip-sawing markets are among the most difficult for this style of investment management. Due to the nature of the tactical core strategy, and because of the freedom that we are afforded by prospectus, there is no established benchmark for this fund. Hanlon attempts to participate in up-trending markets, but be defensive in down-trending markets, sometimes investing in 100% money markets in down-trending markets. This past year has indeed proved difficult for this investment technique, as discussed in the above section. Periods like this have not lasted long in the past and we expect a change in market action in the New Year.

The holdings that had the greatest positive impact on the fund were Precious Metals ETF’s, and to a lesser degree Health Care and Large Cap Index ETF’s. Silver had a meteoric rise in February, March and April, and we took advantage there by holding the Proshares Ultra Silver ETF (AGQ), though our upside was limited due to asset class prospectus limitations that have since been loosened. Gold and Silver both took off in July and August, and we again had exposure there through AGQ, the Proshares Ultra Gold ETF (UGL), and the PowerShares Precious DB Precious Metals ETF (DBP). Healthcare showed nice relative strength in the 2nd quarter, especially after most equities began to fall in May. Gains occurred there through the Health Care Select Sector SPDR ETF (XLV) and the Pharmaceuticals HOLDRs (PPH). Large Cap Index ETF’s served the fund well during January and February, as we entered 2011 with several of these positions, such as the iShares S&P 100 Index (OEF), the Vanguard Value ETF (VTV) and the WisdomTree Largecap Dividend ETF (DLN).

Those holdings that had the biggest negative impact represented individual foreign nations, as well as Gold Mining and Natural Resources. ETF’s representing Peru (EPU), Chile (ECH), South Africa (EZA), and Thailand (THD), among others, saddled the fund with losses. All of these ETF’s showed strong upside potential numerous times throughout the year, but often suffered subsequent sharp reversals of particularly high volatility. The iShares S&P North American Natural Resources ETF (IGE) exhibited high relative strength in July, but fell harder than most during the broad market’s July 22 – August 5th decline. The Market Vectors Gold Miners ETF (GDX) enjoyed a solid summer, like Gold. But when Gold pulled back in September, GDX did as well, only farther and faster.

Sean Hanlon

Portfolio Manager

Hanlon Investment Management, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(7.15)%	1.54%	05/01/2009
Dow Jones World Total Return*	(7.77)%	14.14%
Barclays Capital U.S. Aggregate Bond*	7.84%	7.45%
BofA Merrill Lynch 3-Month Treasury Bill *	0.10%	0.14%

Service Class	(7.46)%	1.28%	05/01/2009

NOTES

*	The Dow Jones World Total Return Index (“Dow Jones World Total Return”), the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond’) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Hanlon Growth and Income VP
Initial Class	$1,000.00	$915.00	$4.83	$1,020.16	$5.09	1.00%
Service Class	1,000.00	909.00	6.01	1,018.90	6.36	1.25

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	99.0%
Securities Lending Collateral	16.5
Repurchase Agreement	0.8
Other Assets and Liabilities - Net	(16.3)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.0%
Capital Markets - 99.0%
Consumer Staples Select Sector SPDR Fund	110,981	$3,607
iShares Barclays 3-7 Year Treasury Bond Fund	23,352	2,850
iShares Barclays 7-10 Year Treasury Bond Fund ^	26,776	2,827
iShares Barclays 10-20 Year Treasury Bond Fund	7,426	987
iShares Barclays Intermediate Credit Bond Fund	16,958	1,818
iShares Barclays MBS Bond Fund	25,949	2,804
iShares Barclays TIPS Bond Fund ^	8,792	1,026
iShares iBoxx $ High Yield Corporate Bond Fund ^	29,068	2,600
iShares iBoxx Investment Grade Corporate Bond Fund	16,100	1,832
iShares S&P National Municipal Bond Fund ^	25,881	2,802
Market Vectors Pharmaceutical ETF	24,906	1,811
PowerShares Build America Bond Portfolio	35,440	1,016
PowerShares DB U.S. Dollar Index Bullish Fund ^	126,453	2,841
PowerShares Emerging Markets Sovereign Debt Portfolio	66,502	1,819
PowerShares Fundamental High Yield Corporate Bond Portfolio	100,174	1,850
PowerShares Insured National Municipal Bond Portfolio	114,805	2,807
SPDR Barclays Capital High Yield Bond Fund ETF	66,832	2,570
SPDR Nuveen Barclays Capital Municipal Bond ETF	120,879	2,870

	Shares	Value (000’s)
Capital Markets (continued)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	76,060	$1,851
SSC Government Money Market Fund	396,204	396
SSgA Money Market Fund	396,204	396
SSgA Prime Money Market Fund	396,204	396
State Street Institutional Liquid Reserves Fund	396,204	396
Vanguard Extended Duration Treasury ETF	8,307	1,013
Vanguard Short-Term Corporate Bond ETF	23,492	1,829
WisdomTree Equity Income Fund	42,592	1,828

Total Investment Companies (cost $48,414)		48,842

SECURITIES LENDING COLLATERAL - 16.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	8,115,323	8,115
Total Securities Lending Collateral (cost $8,115)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $396 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, and with a value of $408.	$396	396

Total Repurchase Agreement (cost $396)
Total Investment Securities (cost $56,925) P		57,353
Other Assets and Liabilities - Net		(8,042)

Net Assets		$49,311

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $7,577.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $57,421. Aggregate gross/net unrealized depreciation for all securities in which there is an excess of value over tax cost was $68.

DEFINITION:

ETF    Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$48,842	$—	$—	$48,842
Repurchase Agreement	—	396	—	396
Securities Lending Collateral	8,115	—	—	8,115
Total	$56,957	$396	$—	$57,353

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $56,529)	$56,957
(including securities loaned of $7,577)
Repurchase agreement, at value (cost: $396)	396
Cash	5
Receivables:
Investment securities sold	2,705
Shares sold	16
Securities lending income (net)	12
Dividends	104

	60,195

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,684
Shares redeemed	25
Management and advisory fees	36
Distribution and service fees	8
Transfer agent fees	—	(A)
Trustees fees	—	(A)
Administration fees	1
Audit and tax fees	8
Printing and shareholder reports fees	2
Other	5
Collateral for securities on loan	8,115

	10,884

Net assets	$49,311

Net assets consist of:
Capital stock ($.01 par value)	$49
Additional paid-in capital	53,110
Undistributed (accumulated) net investment income (loss)	552
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(4,828)
Net unrealized appreciation (depreciation) on investments in investment companies	428

Net assets	$49,311

Net assets by class:
Initial Class	$9,521
Service Class	39,790
Shares outstanding:
Initial Class	936
Service Class	3,935
Net asset value and offering price per share:
Initial Class	$10.17
Service Class	10.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$1,161
Interest income	2
Securities lending income (net)	106

1,269

Expenses:
Management and advisory	457
Distribution and service:
Service Class	103
Printing and shareholder reports	9
Custody	16
Administration	10
Legal	3
Audit and tax	12
Trustees	2
Transfer agent	—	(A)
Other	1

Total expenses	613

Less waiver/reimbursement	(2)

Net expenses	611

Net investment income	658

Net realized gain (loss) from:
Investments in investment companies	(4,510)
Distributions from investments in investment companies	63

(4,447)

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(308)

Net realized and unrealized loss on investments in investment companies	(4,755)

Net decrease in net assets resulting from operations	$(4,097)

(A)	Rounds to less than $1.

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$658	$486
Net realized loss from investments in and distributions from investment companies	(4,447)	(275)
Change in net unrealized appreciation (depreciation) on investments in investment companies	(308)	403

Net increase (decrease) in net assets resulting from operations	(4,097)	614

Distributions to shareholders:
From net investment income:
Initial Class	(135)	(53)
Service Class	(553)	(143)

	(688)	(196)

From net realized gains:
Initial Class	—	(30)
Service Class	—	(83)

	—	(113)

Total distributions to shareholders	(688)	(309)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,197	4,879
Service Class	20,427	39,105

	22,624	43,984

Dividends and distributions reinvested:
Initial Class	135	83
Service Class	553	226

	688	309

Cost of shares redeemed:
Initial Class	(1,707)	(1,785)
Service Class	(11,892)	(7,427)

	(13,599)	(9,212)

Net increase in net assets resulting from capital shares transactions	9,713	35,081

Net increase in net assets	4,928	35,386

Net assets:
Beginning of year	44,383	8,997

End of year	$49,311	$44,383

Undistributed net investment income	$552	$470

Share activity:
Shares issued:
Initial Class	199	445
Service Class	1,849	3,602

	2,048	4,047

Shares issued-reinvested from distributions:
Initial Class	13	8
Service Class	52	22

	65	30

Shares redeemed:
Initial Class	(153)	(163)
Service Class	(1,097)	(693)

	(1,250)	(856)

Net increase (decrease) in shares outstanding:
Initial Class	59	290
Service Class	804	2,931

	863	3,221

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period		Initial Class
	Year Ended December 31,		May 1 to Dec 31,
	2011	2010	2009(A)
Net asset value
Beginning of year	$11.11	$11.43	$10.00
Investment operations
Net investment income(B),(C)	0.16	0.21	0.48
Net realized and unrealized gain (loss)	(0.95)	(0.43)	0.95

Total operations	(0.79)	(0.22)	1.43

Distributions
From net investment income	(0.15)	(0.06)	—
From net realized gains	—	(0.04)	—

Total distributions	(0.15)	(0.10)	—

Net asset value
End of year	$10.17	$11.11	$11.43

Total return(D)	(7.15)%	(1.85)%	14.30	%(E)
Net assets end of year (000’s)	$9,521	$9,743	$6,712
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	1.00	%(G)
Before reimbursement/fee waiver	1.00%	1.06%	1.88	%(G)
Net investment income, to average net assets(C)	1.49%	1.94%	6.73	%(G)
Portfolio turnover rate(H)	1059%	1006%	56	%(E)

For a share outstanding throughout each period		Service Class
	Year Ended December 31,		May 1 to Dec 31,
	2011	2010	2009(A)
Net asset value
Beginning of year	$11.07	$11.42	$10.00
Investment operations
Net investment income(B),(C)	0.14	0.18	0.58
Net realized and unrealized gain (loss)	(0.96)	(0.43)	0.84

Total operations	(0.82)	(0.25)	1.42

Distributions
From net investment income	(0.14)	(0.06)	—
From net realized gains	—	(0.04)	—

Total distributions	(0.14)	(0.10)	—

Net asset value
End of year	$10.11	$11.07	$11.42

Total return(D)	(7.46)%	(2.12)%	14.20	%(E)
Net assets end of year (000’s)	$39,790	$34,640	$2,285
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.25%	1.25%	1.25	%(G)
Before reimbursement/fee waiver	1.25%	1.31%	2.13	%(G)
Net investment income, to average net assets(C)	1.25%	1.71%	8.02	%(G)
Portfolio turnover rate(H)	1059%	1006%	56	%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.

(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Growth and Income VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the valuation summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$25	12/31/2012
Fiscal Year 2010:	15	12/31/2013
Fiscal Year 2011:	2	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$494,199
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	482,147
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	112
Undistributed (accumulated) net realized gain (loss) from investment securities	(112)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$358	December 31, 2018

4,025	Short-Term Indefinitely

There were no capital loss carryforwards utilized or expired during the year ended December 31, 2011.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$688
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	306
Long-term Capital Gain	3

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$603

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(4,383)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(68)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Hanlon Growth and Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Hanlon Growth and Income VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Hanlon Growth and Income VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Growth and Income VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

(unaudited)

MARKET ENVIRONMENT

While 2011 was a violent and volatile ride for most equity markets, Fixed Income generally had a solid year, although not without its share of contrarians. Domestic bonds did especially well, as the uncertainty in the equity markets and in the sovereign debt markets abroad had investors continuing a year long trend of flocking to safety in U.S. Government, municipal, and investment-grade corporate bonds.

As the Federal Reserve Bank and central banks around the world continue to hold interest rates down at historically low levels, bonds continue to appreciate. Some may think we are nearing a bubble in this space, but as equity markets collapsed during the summer months, Treasuries performed as well as ever and have continued to appreciate into year end. Further, municipal bonds were one of the best performing asset classes, on a risk-adjusted return basis, throughout the year.

The success of the fixed income market did help to boost the returns of the Transamerica Hanlon Income VP fund. However, the domestic High Yield corporate bond market did not fare as well. It struggled to find direction, often with similar price action to the equity markets, although with far less volatility and magnitude. Hanlon has had much success over the years investing in High Yield Bonds as an asset class. In general, our tactical trend-following techniques work quite well within that asset class. In years like 2011, when High Yields struggle to find a trend and underperform higher quality bonds, our fund is also likely to underperform bonds. However, in years where High Yields trend well and outperform higher quality bonds, we have in the past, and expect to in the future, outperform.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Hanlon Income VP, Initial Class returned 3.16%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 7.84% and 0.10%, respectively.

STRATEGY REVIEW

In the first quarter the fund held high levels of cash, close to 50% for much of the time. During these first three months, most government, municipal, and investment-grade corporate bonds struggled with choppy price action and negative year to date (‘YTD”) returns. High Yield performed well during this time, and made up the majority of our 30% bond weighting.

As the Bond market began to rally in April and over the following months, we reduced cash levels and started to allocate heavily into government and municipal bonds, with smaller weightings in investment-grade corporate bonds and emerging market bonds. By mid-June, when both equity and high yield markets were pulling back, we had sold all high yield exposure and were fully invested in bonds elsewhere.

The fund remained invested with little change until September. The last four months of the year, though, were characterized by range-bound, violent, whip-saw action in the equity markets. This price action carried over, to a degree, to the High Yield Bond asset class. We attempted several times over this time period to capture potential upside by investing in High Yield Bonds. For the most part, we were met with whip-saws, and the fund generally lagged the overall bond market during these months.

The Transamerica Hanlon Income VP fund’s biggest gains came from Domestic Government Bonds, which included Treasuries, Municipal Bonds, and TIPS. The majority of these gains came in the 3rd Quarter, specifically when the equity markets collapsed and bonds rallied in late July / early August. The iShares Barclays 3-7 Year Treasury Bond Fund (IEI), the iShares Barclays 7-10 Year Treasury Bond Fund (IEF) and the iShares Barclays TIPS ETF (TIP) all contributed solid gains during this time. Muni’s also did well during this rally, but the iShares S&P National Municipal Bond Fund (MUB), the PowerShares Insured National Municipal Bond Portfolio (PZA), and the SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI) contributed gains throughout the 2nd and 4th Quarters, as well.

The biggest losses were due to High Yield Bond positions, as well as Foreign Government Bonds and the Swiss Franc. As discussed earlier, High Yields were choppy in 2011, and the iShares iBoxx $ High Yield Corporate Bond ETF (HYG), the PowerShares Fundamental High Yield Corporate Bond ETF (PHB), and the SPDR Barclays Capital High Yield Bond ETF (JNK) all contributed losses. After a year or so of steady gains, the Swiss Franc plummeted from August onward after the Swiss government took measures to curb their currency’s appreciation. Consequentially, we incurred losses through the CurrencyShares Swiss Franc Trust (FXF). Lastly, neither the SPDR Barclays Capital International Treasury Bond ETF (BWX) nor the SPDR DB International Government Inflation-Protected Bond ETF (WIP) proved fruitful this year amidst the sovereign debt issues abroad.

Sean Hanlon

Portfolio Manager

Hanlon Investment Management, Inc.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	3.16%	5.33%	05/01/2009
Barclays Capital U.S. Aggregate Bond*	7.84%	7.45%
BofA Merrill Lynch 3-Month Treasury Bill *	0.10%	0.14%

Service Class	2.93%	5.09%	05/01/2009

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Bank of America Merrill Lynch 3 Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Hanlon Income VP
Initial Class	$1,000.00	$1,020.60	$4.84	$1,020.42	$4.84	0.95%
Service Class	1,000.00	1,019.10	6.11	1,019.16	6.11	1.20

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	99.0%
Securities Lending Collateral	24.5
Repurchase Agreement	0.4
Other Assets and Liabilities - Net	(23.9)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.0%
Capital Markets - 99.0%
iShares Barclays 10-20 Year Treasury Bond Fund ^	155,256	$20,638
iShares Barclays MBS Bond Fund	140,697	15,205
iShares iBoxx $ High Yield Corporate Bond Fund ^	578,591	51,744
iShares S&P National Municipal Bond Fund ^	192,670	20,857
PowerShares Build America Bond Portfolio	705,517	20,234
PowerShares DB U.S. Dollar Index Bullish Fund ^	934,743	21,004
PowerShares Insured National Municipal Bond Portfolio	738,216	18,049
SPDR Barclays Capital High Yield Bond Fund ETF	1,326,932	51,021
SPDR Nuveen Barclays Capital Municipal Bond ETF	878,518	20,856
SSC Government Money Market Fund	995,292	995
SSgA Money Market Fund	995,292	995
SSgA Prime Money Market Fund	995,292	995
State Street Institutional Liquid Reserves Fund	995,292	995
Vanguard Extended Duration Treasury ETF	125,197	15,267

Total Investment Companies (cost $254,242)		258,855

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 24.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	63,903,770	$63,904
Total Securities Lending Collateral (cost $63,904)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $995 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, and with a value of $1,016.	$995	995

Total Repurchase Agreement (cost $995)
Total Investment Securities (cost $319,141) P		323,754
Other Assets and Liabilities - Net		(62,465)

Net Assets		$261,289

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $62,595.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $323,520. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $460 and $226, respectively. Net unrealized appreciation for tax purposes is $234.

DEFINITION:

ETF    Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$258,855	$—	$—	$258,855
Repurchase Agreement	—	995	—	995
Securities Lending Collateral	63,904	—	—	63,904
Total	$322,759	$995	$—	$323,754

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $318,146)	$322,759
(including securities loaned of $62,595) Repurchase agreement, at value (cost: $995)	995
Receivables:
Shares sold	437
Securities lending income (net)	115
Dividends	1,194

	325,500

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	35
Management and advisory fees	196
Distribution and service fees	48
Transfer agent fees	—	(A)
Trustees fees	—	(A)
Administration fees	4
Audit and tax fees	8
Printing and shareholder reports fees	7
Other	9
Collateral for securities on loan	63,904

	64,211

Net assets	$261,289

Net assets consist of:
Capital stock ($.01 par value)	$234
Additional paid-in capital	259,359
Undistributed (accumulated) net investment income (loss)	5,295
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(8,212)
Net unrealized appreciation (depreciation) on investments in investment companies	4,613

Net assets	$261,289

Net assets by class:
Initial Class	$30,757
Service Class	230,532
Shares outstanding:
Initial Class	2,748
Service Class	20,695
Net asset value and offering price per share:
Initial Class	$11.19
Service Class	11.14

STATEMENT OF OPERATIONS

At December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$8,014
Interest income	37
Securities lending income (net)	725

8,776

Expenses:
Management and advisory	2,349
Distribution and service:
Service Class	580
Printing and shareholder reports	27
Custody	17
Administration	52
Legal	14
Audit and tax	12
Trustees	8
Transfer agent	2
Other	7

Total expenses	3,068

Net investment income	5,708

Net realized gain (loss) from:
Investments in investment companies	(3,149)
Distributions from investments in investment companies	576

(2,573)

Net increase in unrealized appreciation (depreciation) on:
Investments in investment companies	4,211

Net realized and unrealized gain on investments in investment companies	1,638

Net increase in net assets resulting from operations	$7,346

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$5,708	$3,613
Net realized loss from investments in and distributions from investment companies	(2,573)	(4,390)
Change in net unrealized appreciation (depreciation) on investments in investment companies	4,211	327

Net increase (decrease) in net assets resulting from operations	7,346	(450)

Distributions to shareholders:
From net investment income:
Initial Class	(487)	(49)
Service Class	(3,482)	(322)

	(3,969)	(371)

From net realized gains:
Initial Class	(145)	(83)
Service Class	(1,145)	(543)

	(1,290)	(626)

Total distributions to shareholders	(5,259)	(997)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,998	16,623
Service Class	69,532	255,782

	77,530	272,405

Dividends and distributions reinvested:
Initial Class	632	132
Service Class	4,627	865

	5,259	997

Cost of shares redeemed:
Initial Class	(7,193)	(5,433)
Service Class	(100,231)	(19,974)

	(107,424)	(25,407)

Net increase (decrease) in net assets resulting from capital shares transactions	(24,635)	247,995

Net increase (decrease) in net assets	(22,548)	246,548

Net assets:
Beginning of year	283,837	37,289

End of year	$261,289	$283,837

Undistributed net investment income	$5,295	$3,154

Share activity:
Shares issued:
Initial Class	714	1,496
Service Class	6,227	23,042

	6,941	24,538

Shares issued-reinvested from distributions:
Initial Class	56	12
Service Class	414	78

	470	90

Shares redeemed:
Initial Class	(645)	(489)
Service Class	(9,023)	(1,802)

	(9,668)	(2,291)

Net increase (decrease) in shares outstanding:
Initial Class	125	1,019
Service Class	(2,382)	21,318

	(2,257)	22,337

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period		Initial Class
	Year Ended December 31,		May 1 to Dec
	2011	2010	31, 2009(A)
Net asset value
Beginning of year	$11.08	$11.09	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.24	0.35
Net realized and unrealized gain (loss)	0.08	(0.20)	0.74

Total operations	0.35	0.04	1.09

Distributions
From net investment income	(0.19)	(0.02)	—
From net realized gains	(0.05)	(0.03)	—

Total distributions	(0.24)	(0.05)	—

Net asset value
End of year	$11.19	$11.08	$11.09

Total return(D)	3.16%	0.39%	10.90	%(E)
Net assets end of year (000’s)	$30,757	$29,069	$17,794
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.95%	0.98%	1.00	%(G)
Before reimbursement/recaptured expense	0.95%	0.97%	1.32	%(G)
Net investment income, to average net assets(C)	2.44%	2.15%	4.90	%(G)
Portfolio turnover rate(H)	297%	525%	99	%(E)

For a share outstanding throughout each period		Service Class
	Year Ended December 31,		May 1 to Dec
	2011	2010	31, 2009(A)
Net asset value
Beginning of year	$11.04	$11.08	$10.00
Investment operations
Net investment income(B),(C)	0.24	0.24	0.39
Net realized and unrealized gain (loss)	0.08	(0.23)	0.69

Total operations	0.32	0.01	1.08

Distributions
From net investment income	(0.17)	(0.02)	—
From net realized gains	(0.05)	(0.03)	—

Total distributions	(0.22)	(0.05)	—

Net asset value
End of year	$11.14	$11.04	$11.08

Total return(D)	2.93%	0.12%	10.80	%(E)
Net assets end of year (000’s)	$230,532	$254,768	$19,495
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	1.20%	1.23%	1.25	%(G)
Before reimbursement/recaptured expense	1.20%	1.22%	1.57	%(G)
Net investment income, to average net assets(C)	2.16%	2.20%	5.29	%(G)
Portfolio turnover rate(H)	297%	525%	99	%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying investment companies.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective June 15, 2011, Transamerica Hanlon Managed Income VP changed its name to Transamerica Hanlon Income VP. Transamerica Hanlon Income VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valutaion Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$731,161
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	603,383
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	402
Undistributed (accumulated) net realized gain (loss) from investment securities	(402)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the period listed below:

Capital Loss Carryforwards	Available Through
$4,007	Short-Term Indefinitely

There was no capital loss carryforwards utilized or expired during the year ended December 31, 2011.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$5,191
Long-term Capital Gain	68
2010 Distributions paid from:
Ordinary Income	992
Long-term Capital Gain	5

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$5,469

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(4,007)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	234

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Hanlon Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Hanlon Income VP (formerly, Transamerica Hanlon Managed Income VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Hanlon Income VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Hanlon Income VP

(formerly, Transamerica Hanlon Managed Income VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $68 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by The Standard & Poor’s 500® Index (“S&P 500”) which negatively affected sentiment. Greece, Portugal, Italy and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and Governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Index 35 VP, Initial Class returned 3.49%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Transamerica Index 35 VP Blended Benchmark Index, returned 7.84% and 4.20%, respectively.

The blended benchmark is comprised of the Barclays Capital U.S. Aggregate Bond Index (65%), the Morgan Stanley Capital International U.S. Broad Market Index (25%) and the Financial Times Stock Exchange All-World ex U.S. Index (10%).

STRATEGY REVIEW

Our Index funds are designed to closely track market benchmarks. A directionless and oscillating market reduces the efficacy of a rebalancing strategy since the strategy ends up being reactive with higher trading cost. 2011 was the best example of equity markets that oscillated wildly with large short-term swings all year to end up virtually unchanged. In May 2011, the Transamerica Capital Management (“TCM”) Volatility guidelines were imposed as additional restrictions on the fund. The effect of this constraint was detrimental in the 4th quarter when equity markets outperformed in spite of high volatility which forced the funds to remain underinvested in equities. We expect that over the long term, the benefits and losses arising from the TCM Volatility guidelines will cancel out. Over longer term investment horizons, we expect to provide investors with returns that reflect their target risk level – “Conservative” in the case of this fund and achieve this at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	3.49%	6.20%	11/19/2009
Barclays Capital U.S. Aggregate Bond*	7.84%	6.32%
Transamerica Index 35 VP Blended Benchmark*	4.20%	6.90%

Service Class	3.17%	5.90%	11/19/2009

NOTES

*	The Transamerica Index 35 VP Benchmark Blend is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 65%, Morgan Stanley Capital International US Broad Market Index, 25% and Financial Times Stock Exchange All-World ex US Index, 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Index 35 VP
Initial Class	$1,000.00	$1,000.30	$1.87	$1,023.34	$1.89	0.37%
Service Class	1,000.00	998.00	3.12	1,022.08	3.16	0.62

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	90.5%
Repurchase Agreement	3.2
Growth - Large Cap	2.3
Value - Large Cap	1.9
Emerging Market - Equity	1.6
Securities Lending Collateral	1.4

Asset Type	% of Net Assets
Region Fund - European	1.3%
Region Fund - Asian Pacific	0.7
Growth - Small Cap	0.5
Other Assets and Liabilities - Net	(3.4)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 98.8%
Capital Markets - 90.5%
Vanguard Extended Market ETF	33,380	$1,730
Vanguard Index Stock Market ETF	152,750	9,822
Vanguard Intermediate-Term Bond ETF	779,425	67,788
Vanguard Long-Term Bond ETF	100,908	9,273
Vanguard MSCI EAFE ETF	95,903	2,938
Vanguard S&P 500 ETF	118,067	6,783
Vanguard Short-Term Bond ETF	766,440	61,959
Vanguard Total Bond Market ETF	541,213	45,213
Emerging Market - Equity - 1.6%
Vanguard MSCI Emerging Markets ETF	97,367	3,720
Growth - Large Cap - 2.3%
Vanguard Growth ETF	64,871	4,007
Vanguard Large-Capital ETF	22,732	1,303
Growth - Small Cap - 0.5%
Vanguard Small-Capital ETF ^	16,412	1,143
Region Fund - Asian Pacific - 0.7%
Vanguard MSCI Pacific ETF	35,773	1,702
Region Fund - European - 1.3%
Vanguard MSCI European ETF ^	68,750	2,848
Value - Large Cap - 1.9%
Vanguard Value ETF	80,267	4,213

Total Investment Companies (cost $223,684)		224,442

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	3,146,301	$3,146
Total Securities Lending Collateral (cost $3,146)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $7,265 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00%, due 12/01/2026, and with a total value of $7,413.	$7,265	7,265

Total Repurchase Agreement (cost $7,265)
Total Investment Securities (cost $234,095) P		234,853
Other Assets and Liabilities - Net		(7,693)

Net Assets		$227,160

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $3,070.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $235,430. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,631 and $2,208, respectively. Net unrealized depreciation for tax purposes is $577.

DEFINITION:

ETF    Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$224,442	$—	$—	$224,442
Repurchase Agreements	—	7,265	—	7,265
Securities Lending Collateral	3,146	—	—	3,146
Total	$227,588	$7,265	$—	$234,853

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $226,830)	$227,588
(including securities loaned of $3,070)
Repurchase agreement, at value (cost: $7,265)	7,265
Cash	1
Receivables:
Shares sold	1,241
Securities lending income (net)	4
Dividends	4
Prepaid expenses	—	(A)

	236,103

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	5,064
Shares redeemed	614
Management and advisory fees	48
Distribution and service fees	46
Transfer agent fees	—	(A)
Administration fees	4
Audit and tax fees	8
Trustees fees	—	(A)
Printing and shareholder reports fees	2
Other	11
Collateral for securities on loan	3,146

	8,943

Net assets	$227,160

Net assets consist of:
Capital stock ($.01 par value)	$203
Additional paid-in capital	220,860
Undistributed (accumulated) net investment income (loss)	3,523
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	1,816
Net unrealized appreciation (depreciation) on investments in investment companies	758

Net assets	$227,160

Net assets by class:
Initial Class	$284
Service Class	226,876
Shares outstanding:
Initial Class	25
Service Class	20,289
Net asset value and offering price per share:
Initial Class	$11.24
Service Class	11.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$4,400
Interest income	1
Securities lending income (net)	25

4,426

Expenses:
Management and advisory	447
Distribution and service:
Service Class	364
Printing and shareholder reports	10
Custody	30
Administration	29
Legal	10
Audit and tax	12
Trustees	4
Transfer agent	1
Other	3

Total expenses	910

Less waiver/reimbursement	(7)

Net expenses	903

Net investment income	3,523

Net realized gain (loss) from:
Investments in investment companies	617
Distributions from investments in investment companies	1,208

1,825

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(1,360)

Net realized and unrealized gain on investments in investment companies	465

Net increase in net assets resulting from operations	$3,988

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

December 31, 2011	December 31, 2010
From operations:
Net investment income	$3,523	$1,067
Net realized gain from investments in and distributions from investment companies	1,825	465
Change in net unrealized appreciation (depreciation) on investments in investment companies	(1,360)	2,132

Net increase in net assets resulting from operations	3,988	3,664

Distributions to shareholders:
From net investment income:
Initial Class	(2)	—	(A)
Service Class	(1,065)	(10)

(1,067)	(10)

From net realized gains:
Initial Class	(1)	—
Service Class	(473)	—

(474)	—

Total distributions to shareholders	(1,541)	(10)

Capital share transactions:
Proceeds from shares sold:
Service Class	152,741	82,232

152,741	82,232

Dividends and distributions reinvested:
Initial Class	3	—	(A)
Service Class	1,538	10

1,541	10

Cost of shares redeemed:
Service Class	(14,517)	(2,953)
Net increase in net assets resulting from capital shares transactions	139,765	79,289

Net increase in net assets	142,212	82,943

Net assets:
Beginning of year	84,948	2,005

End of year	$227,160	$84,948

Undistributed net investment income	$3,523	$1,067

Share activity:
Shares issued:
Service Class	13,718	7,843
Shares issued-reinvested from distributions:
Initial Class	—	(B)	—	(B)
Service Class	141	1

141	1

Shares redeemed:
Service Class	(1,310)	(279)

(1,310)	(279)

Net increase (decrease) in shares outstanding:
Initial Class	—	—
Service Class	12,549	7,565

12,549	7,565

(A)	Rounds to less than $1 or $(1).
(B)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period		Initial Class
	Year Ended December 31,			Nov 19 to
	2011	2010		Dec 31, 2009(A)
Net asset value
Beginning of year	$10.97	$10.00		$10.00
Investment operations
Net investment income(B),(C)	0.27	0.27		0.07
Net realized and unrealized gain (loss)	0.11	0.70		(0.07)

Total operations	0.38	0.97		—

Distributions
From net investment income	(0.08)	—	(D)	—
From net realized gains	(0.03)	—		—

Total distributions	(0.11)	—	(D)	—

Net asset value
End of year	$11.24	$10.97		$10.00

Total return(E)	3.49%	9.72%		—	%(F)

Net assets end of year (000’s)	$284	$275		$250
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.37%	0.37%		0.37	%(H)
Before reimbursement/fee waiver	0.37%	0.45%		27.72	%(H)
Net investment income, to average net assets(C)	2.44%	2.60%		5.92	%(H)
Portfolio turnover rate(I)	47%	13%		1	%(F)

For a share outstanding throughout each period		Service Class
	Year Ended December 31,			Nov 19 to
	2011	2010		Dec 31, 2009(A)
Net asset value
Beginning of year	$10.94	$10.00		$10.00
Investment operations
Net investment income(B),(C)	0.27	0.33		0.10
Net realized and unrealized gain (loss)	0.07	0.61		(0.10)

Total operations	0.34	0.94		—

Distributions
From net investment income	(0.07)	—	(D)	—
From net realized gains	(0.03)	—		—

Total distributions	(0.10)	—	(D)	—

Net asset value
End of year	$11.18	$10.94		$10.00

Total return(E)	3.17%	9.42%		—	%(F)
Net assets end of year (000’s)	$226,876	$84,673		$1,755
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.62%	0.62%		0.62	%(H)
Before reimbursement/fee waiver	0.62%	0.70%		27.97	%(H)
Net investment income, to average net assets(C)	2.42%	3.14%		8.60	%(H)
Portfolio turnover rate(I)	47%	13%		1	%(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.

(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 35 VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; an Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$284	0.13%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.37% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$34	12/31/2012
Fiscal Year 2010:	26	12/31/2013
Fiscal Year 2011:	7	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$209,803
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	68,736
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009-2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$1,354
Long-term Capital Gain	187

2010 Distributions paid from:
Ordinary Income	10
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$4,922

Undistributed Long-term Capital Gain	1,752

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(577)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 35 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 35 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 35 VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Index 35 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $187 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by The Standard & Poor’s 500® Index (“S&P 500”) which negatively affected sentiment. Greece, Portugal, Italy and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and Governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Index 50 VP, Initial Class returned 1.57%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Transamerica Index 50 VP Blended Benchmark Index, returned 7.84% and 2.28%, respectively.

The blended benchmark is comprised of the Barclays Capital U.S. Aggregate Bond Index (50%), the Morgan Stanley Capital International U.S. Broad Market Index (34%) and the Financial Times Stock Exchange All-World ex U.S. Index (16%).

STRATEGY REVIEW

Our Index funds are designed to closely track market benchmarks. A directionless and oscillating market reduces the efficacy of a rebalancing strategy since the strategy ends up being reactive with higher trading cost. 2011 was the best example of equity markets that moved in large swings all year to end up virtually unchanged. In May 2011, the Transamerica Capital Management (“TCM”) Volatility guidelines were imposed as additional restrictions on the fund. The effect of this constraint was detrimental in the 4th quarter when equity markets outperformed in spite of high volatility which forced the funds to remain underinvested in equities. We expect that over the long term, the benefits and losses arising from the TCM Volatility guidelines will cancel out. Over longer term investment horizons, we expect to provide investors with returns that reflect their target risk level – “Balanced” in the case of this fund and achieve this at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	1.57%	2.36%	05/01/2008
Barclays Capital U.S. Aggregate Bond*	7.84%	6.38%
Transamerica Index 50 VP Blended Benchmark*	2.28%	2.74%

Service Class	1.47%	2.15%	05/01/2008

NOTES

*	The Transamerica Index 50 VP Benchmark Blend is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 50%, Morgan Stanley Capital International US Broad Market Index, 34% and Financial Times Stock Exchange All-World ex US Index, 16%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)

Transamerica Index 50 VP
Initial Class	$1,000.00	$977.40	$1.69	$1,023.49	$1.73	0.34%
Service Class	1,000.00	977.10	2.94	1,022.23	3.01	0.59

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	84.4%
Growth - Large Cap	3 .7
Emerging Market - Equity	3 .3
Value - Large Cap	2 .8
Region Fund - European	2 .5
Repurchase Agreement	2 .3
Securities Lending Collateral	2 .1
Region Fund - Asian Pacific	1 .6
Growth - Small Cap	0 .8
Other Assets and Liabilities - Net	(3.5)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.1%
Capital Markets - 84.4%
Vanguard Extended Market ETF	215,687	$11,181
Vanguard Index Stock Market ETF ^	1,248,518	80,280
Vanguard Intermediate-Term Bond ETF	1,110,007	96,537
Vanguard Long-Term Bond ETF	145,140	13,338
Vanguard MSCI EAFE ETF	658,620	20,174
Vanguard S&P 500 ETF	719,803	41,353
Vanguard Short-Term Bond ETF	1,084,369	87,660
Vanguard Total Bond Market ETF	4,060,731	339,233
Emerging Market - Equity - 3.3%
Vanguard MSCI Emerging Markets ETF	698,388	26,685
Growth - Large Cap - 3.7%
Vanguard Growth ETF ^	361,924	22,352
Vanguard Large-Capital ETF ^	132,326	7,584
Growth - Small Cap - 0.8%
Vanguard Small-Capital ETF ^	89,516	6,237
Region Fund - Asian Pacific - 1.6%
Vanguard MSCI Pacific ETF	272,251	12,956
Region Fund - European - 2.5%
Vanguard MSCI European ETF ^	500,637	20,741
Value - Large Cap - 2.8%
Vanguard Value ETF ^	442,971	23,252

Total Investment Companies (cost $814,562)		809,563

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	16,751,770	$16,752
Total Securities Lending Collateral (cost $16,752)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $18,831 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, and with a value of $19,208.	$18,831	18,831
Total Repurchase Agreement (cost $18,831)

Total Investment Securities (cost $850,145) P		845,146
Other Assets and Liabilities - Net		(28,812)

Net Assets		$816,334

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $16,349.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $854,005. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,787 and $14,646, respectively. Net unrealized depreciation for tax purposes is $8,859.

DEFINITION:

ETF        Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$809,563	$—	$—	$809,563
Repurchase Agreements	—	18,831	—	18,831
Securities Lending Collateral	16,752	—	—	16,752

Total	$826,315	$18,831	$—	$845,146

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $831,314) (including securities loaned of $16,349)	$826,315
Repurchase agreement, at value (cost: $18,831)	18,831
Cash	2
Receivables:
Shares sold	1,859
Securities lending income (net)	36
Dividends	5
Prepaid expenses	—	(A)

	847,048

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	13,498
Shares redeemed	47
Management and advisory fees	202
Distribution and service fees	165
Transfer agent fees	1
Administration fees	13
Audit and tax fees	8
Printing and shareholder reports fees	5
Trustees fees	—	(A)
Other	23
Collateral for securities on loan	16,752

	30,714

Net assets	$816,334

Net assets consist of:
Capital stock ($.01 par value)	$792
Additional paid-in capital	782,600
Undistributed (accumulated) net investment income (loss)	13,766
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	24,175
Net unrealized appreciation (depreciation) on investments in investment companies	(4,999)

Net assets	$816,334

Net assets by class:
Initial Class	$718
Service Class	815,616
Shares outstanding:
Initial Class	69
Service Class	79,134
Net asset value and offering price per share:
Initial Class	$10.37
Service Class	10.31

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$16,809
Interest income	1
Securities lending income (net)	194

17,004

Expenses:
Management and advisory	1,584
Distribution and service: Service Class	1,357
Printing and shareholder reports	52
Custody	37
Administration	109
Legal	36
Audit and tax	13
Trustees	16
Transfer agent	4
Other	13

Total expenses	3,221

Recaptured expenses	12

Net expenses	3,233

Net investment income	13,771

Net realized gain (loss) from:
Investments in investment companies	22,484
Distributions from investments in investment companies	2,380

24,864

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(34,262)

Net realized and unrealized loss on investments in investment companies	(9,398)

Net increase in net assets resulting from operations	$4,373

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$13,771	$6,582
Net realized gain from investments in and distributions from investment companies	24,864	7,512
Change in net unrealized appreciation (depreciation) on investments in investment companies	(34,262)	14,780

Net increase in net assets resulting from operations	4,373	28,874

Distributions to shareholders:
From net investment income:
Initial Class	(8)	(6)
Service Class	(6,574)	(3,010)

	(6,582)	(3,016)

From net realized gains:
Initial Class	(8)	(4)
Service Class	(6,969)	(2,756)

	(6,977)	(2,760)

Total distributions to shareholders	(13,559)	(5,776)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,488	1,748
Service Class	493,811	155,680

	495,299	157,428

Dividends and distributions reinvested:
Initial Class	16	10
Service Class	13,543	5,766

	13,559	5,776

Cost of shares redeemed:
Initial Class	(2,342)	(583)
Service Class	(30,669)	(27,867)

	(33,011)	(28,450)

Net increase in net assets resulting from capital shares transactions	475,847	134,754

Net increase in net assets	466,661	157,852

Net assets:
Beginning of year	349,673	191,821

End of year	$816,334	$349,673

Undistributed net investment income	$13,766	$6,577

Share activity:
Shares issued:
Initial Class	140	170
Service Class	47,273	15,741

	47,413	15,911

Shares issued-reinvested from distributions:
Initial Class	1	1
Service Class	1,349	607

	1,350	608

Shares redeemed:
Initial Class	(224)	(58)
Service Class	(2,953)	(2,834)

	(3,177)	(2,892)

Net increase (decrease) in shares outstanding:
Initial Class	(83)	113
Service Class	45,669	13,514

	45,586	13,627

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			May 1 to Dec 31,
	2011	2010	2009	2008(A)
Net asset value
Beginning of year	$10.46	$9.63	$8.28	$10.00
Investment operations
Net investment income(B),(C)	0.23	0.34	0.26	0.25
Net realized and unrealized gain (loss)	(0.07)	0.71	1.12	(1.97)

Total operations	0.16	1.05	1.38	(1.72)

Distributions
From net investment income	(0.13)	(0.12)	(0.03)	—
From net realized gains	(0.12)	(0.10)	—	—

Total distributions	(0.25)	(0.22)	(0.03)	—

Net asset value
End of year	$10.37	$10.46	$9.63	$8.28

Total return(D)	1.57%	11.07%	16.62%	(17.20	)%(E)
Net assets end of year (000’s)	$718	$1,597	$378	$315
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.34%	0.37%	0.37%	0.37	%(G)
Before reimbursement/recaptured expense	0.34%	0.35%	0.38%	1.23	%(G)
Net investment income, to average net assets(C)	2.11%	3.33%	2.91%	4.21	%(G)
Portfolio turnover rate(H)	70%	12%	27%	17	%(E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			May 1 to Dec 31,
	2011	2010	2009	2008(A)
Net asset value
Beginning of year	$10.40	$9.60	$8.26	$10.00
Investment operations
Net investment income(B),(C)	0.27	0.25	0.28	0.38
Net realized and unrealized gain (loss)	(0.12)	0.76	1.08	(2.12)

Total operations	0.15	1.01	1.36	(1.74)

Distributions
From net investment income	(0.12)	(0.11)	(0.02)	—
From net realized gains	(0.12)	(0.10)	—	—

Total distributions	(0.24)	(0.21)	(0.02)	—

Net asset value
End of year	$10.31	$10.40	$9.60	$8.26

Total return(D)	1.47%	10.69%	16.53%	(17.40	)%(E)
Net assets end of year (000’s)	$815,616	$348,076	$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.59%	0.62%	0.62%	0.62	%(G)
Before reimbursement/recaptured expense	0.59%	0.60%	0.63%	1.48	%(G)
Net investment income, to average net assets(C)	2.53%	2.55%	3.09%	7.06	%(G)
Portfolio turnover rate(H)	70%	12%	27%	17	%(E)

(A)	Commenced operations on May 1, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 50 VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; an Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Note 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.37% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $12. There were no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$860,533
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	386,362
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$8,170
Long-term Capital Gain	5,389
2010 Distributions paid from:
Ordinary Income	5,511
Long-term Capital Gain	265

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$13,770

Undistributed Long-term Capital Gain	28,034

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(8,859)

Other Temporary Differences	(3)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 50 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 50 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 50 VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Index 50 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5,389 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by The Standard & Poor’s 500® Index (“S&P 500”) which negatively affected sentiment. Greece, Portugal, Italy and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and Governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Index 75 VP, Initial Class returned (0.86)%. By comparison, its primary and secondary benchmarks, the Morgan Stanley Capital International U.S. Broad Market Index and the Transamerica Index 75 VP Blended Benchmark Index, returned 1.08% and (0.54)%, respectively.

The blended benchmark is comprised of the Morgan Stanley Capital International U.S. Broad Market Index (52%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Financial Times Stock Exchange All-World ex U.S. Index (23%).

STRATEGY REVIEW

Our Index funds are designed to closely track market benchmarks. A directionless and oscillating market reduces the efficacy of a rebalancing strategy since the strategy ends up being reactive with higher trading cost. 2011 was the best example of equity markets that moved in large swings all year to end up virtually unchanged. In May 2011, the Transamerica Capital Management (“TCM”) Volatility guidelines were imposed as additional restrictions on the fund. The effect of this constraint was detrimental in the 4th quarter when equity markets outperformed in spite of high volatility which forced the funds to remain underinvested in equities. We expect that over the long term, the benefits and losses arising from the TCM Volatility guidelines will cancel out. Over longer term investment horizons, we expect to provide investors with returns that reflect their target risk level – “Growth” in the case of this fund and achieve this at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(0.86)%	0.39%	05/01/2008
MSCI US Broad Market*	1.08%	(0.15)%
Transamerica Index 75 VP Blended Benchmark*	(0.54)%	0.55%

Service Class	(1.13)%	0.09%	05/01/2008

NOTES

*	The Transamerica Index 75 VP Benchmark Blend is composed of the following benchmarks: Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) 52%, Barclays Capital U.S. Aggregate Bond Index, 25%, and Financial Times Stock Exchange All-World ex US Index, 23%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)

Transamerica Index 75 VP
Initial Class	$1,000.00	$945.80	$1.67	$1,023.49	$1.73	0.34%
Service Class	1,000.00	944.70	2.89	1,022.23	3.01	0.59

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	80.0%
Securities Lending Collateral	9.2
Emerging Markets - Equity	5.5
Growth Large Cap	4.9
Region Fund - European	4.0
Region Fund - Asian Pacific	2.6

Asset Type (continued)	% of Net Assets
Value - Large Cap	2.0%
Repurchase Agreement	1.3
Growth - Small Cap	0.5
Other Assets and Liabilities - Net	(10.0)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.5%
Capital Markets - 80.0%
Vanguard Extended Market ETF ^	605,198	$31,373
Vanguard Index Stock Market ETF ^	2,263,900	145,569
Vanguard Intermediate-Term Bond ETF	382,866	33,298
Vanguard Long-Term Bond ETF	43,530	4,000
Vanguard MSCI EAFE ETF	1,137,390	34,838
Vanguard S&P 500 ETF	1,884,119	108,243
Vanguard Short-Term Bond ETF	325,660	26,326
Vanguard Total Bond Market ETF ^	3,572,387	298,437
Emerging Market - Equity - 5.5%
Vanguard MSCI Emerging Markets ETF	1,236,033	47,229
Growth - Large Cap - 4.9%
Vanguard Growth ETF ^	272,914	16,855
Vanguard Large-Capital ETF	428,182	24,539
Growth - Small Cap - 0.5%
Vanguard Small-Capital ETF ^	66,624	4,642
Region Fund - Asian Pacific - 2.6%
Vanguard MSCI Pacific ETF	461,837	21,979
Region Fund - European - 4.0%
Vanguard MSCI European ETF ^	815,620	33,791
Value - Large Cap - 2.0%
Vanguard Value ETF ^	320,921	16,845

Total Investment Companies (cost $855,410)		847,964

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 9.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	78,145,843	$78,146
Total Securities Lending Collateral (cost $78,146)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $11,339 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, and with a value of $11,567.	$11,339	11,339
Total Repurchase Agreement (cost $11,339)

Total Investment Securities (cost $944,895) P		937,449
Other Assets and Liabilities - Net		(85,506)

Net Assets		$851,943

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $76,370.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $949,597. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15,078 and $27,226, respectively. Net unrealized depreciation for tax purposes is $12,148.

DEFINITION:

ETF        Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$847,964	$—	$—	$847,964
Repurchase Agreements	—	11,339	—	11,339
Securities Lending Collateral	78,146	—	—	78,146

Total	$926,110	$11,339	$—	$937,449

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $933,556) (including securities loaned of $76,370)	$926,110
Repurchase agreement, at value (cost: $11,339)	11,339
Receivables:
Shares sold	208
Securities lending income (net)	60
Dividends	—	(A)
Prepaid expenses	1

	937,718

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	7,090
Shares redeemed	98
Management and advisory fees	205
Distribution and service fees	179
Transfer agent fees	1
Administration fees	14
Audit and tax fees	8
Trustees fees	—	(A)
Printing and shareholder reports fees	7
Other	27
Collateral for securities on loan	78,146

	85,775

Net assets	$851,943

Net assets consist of:
Capital stock ($.01 par value)	$895
Additional paid-in capital	763,015
Undistributed (accumulated) net investment income (loss)	16,421
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	79,058
Net unrealized appreciation (depreciation) on investments in investment companies	(7,446)

Net assets	$851,943

Net assets by class:
Initial Class	$2,017
Service Class	849,926
Shares outstanding:
Initial Class	210
Service Class	89,285
Net asset value and offering price per share:
Initial Class	$9.60
Service Class	9.52

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$20,748
Interest income	—	(A)
Securities lending income (net)	432

	21,180

Expenses:
Management and advisory	2,334
Distribution and service:
Service Class	2,024
Printing and shareholder reports	69
Custody	47
Administration	163
Legal	46
Audit and tax	13
Trustees	24
Transfer agent	6
Other	23

Total expenses	4,749

Net investment income	16,431

Net realized gain (loss) from:
Investments in investment companies	84,888
Distributions from investments in investment companies	1,255

	86,143

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(115,801)

Net realized and unrealized loss on investments in investment companies	(29,658)

Net decrease in net assets resulting from operations	$(13,227)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$16,431	$12,229
Net realized gain from investments in and distributions from investment companies	86,143	9,539
Change in net unrealized appreciation (depreciation) on investments in investment companies	(115,801)	52,857

Net increase (decrease) in net assets resulting from operations	(13,227)	74,625

Distributions to shareholders:
From net investment income:
Initial Class	(33)	(14)
Service Class	(12,194)	(6,494)

	(12,227)	(6,508)

From net realized gains:
Initial Class	(21)	(12)
Service Class	(8,823)	(5,518)

	(8,844)	(5,530)

Total distributions to shareholders	(21,071)	(12,038)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,156	1,744
Service Class	209,582	226,062

	211,738	227,806

Dividends and distributions reinvested:
Initial Class	54	26
Service Class	21,017	12,012

	21,071	12,038

Cost of shares redeemed:
Initial Class	(2,700)	(244)
Service Class	(52,490)	(25,975)

	(55,190)	(26,219)

Net increase in net assets resulting from capital shares transactions	177,619	213,625

Net increase in net assets	143,321	276,212

Net assets:
Beginning of year	708,622	432,410

End of year	$851,943	$708,622

Undistributed net investment income	$16,421	$12,217

Share activity:
Shares issued:
Initial Class	210	181
Service Class	21,025	24,656

	21,235	24,837

Shares issued-reinvested from distributions:
Initial Class	6	3
Service Class	2,282	1,403

	2,288	1,406

Shares redeemed:
Initial Class	(276)	(27)
Service Class	(5,430)	(2,854)

	(5,706)	(2,881)

Net increase (decrease) in shares outstanding:
Initial Class	(60)	157
Service Class	17,877	23,205

	17,817	23,362

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

FINANCIAL HIGHLIGHTS

Initial Class
Year Ended December 31,	May 1 to Dec 31, 2008(A)
For a share outstanding throughout each period	2011	2010	2009
Net asset value
Beginning of year	$9.96	$9.01	$7.31	$10.00
Investment operations
Net investment income(B),(C)	0.20	0.28	0.16	0.33
Net realized and unrealized gain (loss)	(0.29)	0.87	1.57	(3.02)

Total operations	(0.09)	1.15	1.73	(2.69)

Distributions
From net investment income	(0.16)	(0.11)	(0.03)	—
From net realized gains	(0.11)	(0.09)	—	(D)	—

Total distributions	(0.27)	(0.20)	(0.03)	—

Net asset value
End of year	$9.60	$9.96	$9.01	$7.31

Total return(E)	(0.86)%	13.15%	23.68%	(26.90	)%(F)
Net assets end of year (000’s)	$2,017	$2,686	$1,016	$2
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture expense	0.34%	0.34%	0.37%	0.37	%(H)
Before reimbursement/recapture expense	0.34%	0.34%	0.35%	0.67	%(H)
Net investment income, to average net assets(C)	1.94%	2.99%	2.17%	6.63	%(H)
Portfolio turnover rate(I)	79%	7%	24%	11	%(F)

Service Class
Year Ended December 31,	May 1 to Dec 31, 2008(A)
For a share outstanding throughout each period	2011	2010	2009
Net asset value
Beginning of year	$9.89	$8.95	$7.29	$10.00
Investment operations
Net investment income(B),(C)	0.20	0.20	0.23	0.38
Net realized and unrealized gain (loss)	(0.32)	0.93	1.46	(3.09)

Total operations	(0.12)	1.13	1.69	(2.71)

Distributions
From net investment income	(0.15)	(0.10)	(0.03)	—
From net realized gains	(0.10)	(0.09)	—	(D)	—

Total distributions	(0.25)	(0.19)	(0.03)	—

Net asset value
End of year	$9.52	$9.89	$8.95	$7.29

Total return(E)	(1.13)%	13.00%	23.18%	(27.10	)%(F)
Net assets end of year (000’s)	$849,926	$705,936	$431,394	$57
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recapture expense	0.59%	0.59%	0.62%	0.62	%(H)
Before reimbursement/recapture expense	0.59%	0.59%	0.60%	0.92	%(H)
Net investment income, to average net assets(C)	2.02%	2.25%	2.75%	7.71	%(H)
Portfolio turnover rate(I)	79%	7%	24%	11	%(F)

(A)	Commenced operations on May 1, 2008.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.

(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 75 VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; an Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.37% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$818,587
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	644,681
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$13,145
Long-term Capital Gain	7,926
2010 Distributions paid from:
Ordinary Income	11,748
Long-term Capital Gain	290

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$19,650

Undistributed Long-term Capital Gain	80,541

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(12,148)

Other Temporary Differences	(10)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 75 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 75 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 75 VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Index 75 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $7,926 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

(unaudited)

MARKET ENVIRONMENT

The market environment for most of 2011 can be summarized in two words – confusion and uncertainty. After a better than expected gross domestic product (“GDP”) growth in 2010 and quantitative easing (“QE 2”) in late 2010, growth slowed significantly during the first quarter of 2011 increasing concerns about a double-dip. An earthquake and tsunami in March 2011 that crippled Japan for months contributed to the slowdown. As central banks across the world printed money, it led to asset price inflation including commodities leading to general inflation in major emerging economies like India and China forcing them to tighten monetary policy and slowing growth. Public unrest ensued in the Middle East and resulted in further uncertainty as several governments were toppled over. The U.S. debt was downgraded by The Standard & Poor’s 500® Index (“S&P 500”) which negatively affected sentiment. Greece, Portugal, Italy and Spain dominated the news as Europe struggled to resolve the issue of heavily indebted nations that had to agree to impose strict austerity measures to bring their fiscal houses in order. As protests and strikes erupted and Governments failed to come to a robust solution, uncertainty about the future of the Euro and the loss on European bonds kept markets on edge. Amidst all these events, the stock markets traded under the influence of high volatility and finally ended the year virtually unchanged.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Index 100 VP, Initial Class returned (3.68)%. By comparison, its primary and secondary benchmarks, the Morgan Stanley Capital International U.S. Broad Market Index and the Transamerica Index 100 VP Blended Benchmark Index, returned 1.08% and (2.74)%, respectively.

The blended benchmark is comprised of the Morgan Stanley Capital International U.S. Broad Market Index (75%) and the Financial Times Stock Index Exchange All-World ex U.S. Index (25%).

STRATEGY REVIEW

Our Index funds are designed to closely track market benchmarks. A directionless and oscillating market reduces the efficacy of a rebalancing strategy since the strategy ends up being reactive with higher trading cost. 2011 was the best example of equity markets that oscillated wildly with large short-term swings all year to end up virtually unchanged. Over longer term investment horizons, we expect to provide investors with returns that reflect their target risk level – “Aggressive” in the case of this fund and achieve this at a reasonably low cost.

Jeffrey A. Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(3.68)%	6.10%	11/19/2009
MSCI US Broad Market*	1.08%	9.80%
Transamerica Index 100 VP Blended Benchmark*	(2.74)%	7.07%

Service Class	(3.92)%	5.85%	11/19/2009

NOTES

*	The Transamerica Index 100 VP Blended Benchmark is composed of the following benchmarks: Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) 75%, and Financial Times Stock Exchange All-World ex US Index, 25%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)

Transamerica Index 100 VP
Initial Class	$1,000.00	$914.20	$1.93	$1,023.19	$2.04	0.40%
Service Class	1,000.00	913.30	3.13	1,021.93	3.31	0.65

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	53.3%
Growth - Large Cap	13.9
Value - Large Cap	10.9
Emerging Market - Equity	8.4
Securities Lending Collateral	7.1

Asset Type (continued)	% of Net Assets
Region Fund - European	6.2%
Region Fund - Asian Pacific	4.0
Growth - Small Cap	2.8
Repurchase Agreement	2.6
Other Assets and Liabilities - Net	(9.2)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.5%
Capital Markets - 53.3%
Vanguard Extended Market ETF	42,363	$2,196
Vanguard Index Stock Market ETF	182,535	11,736
Vanguard MSCI EAFE ETF	93,585	2,867
Vanguard S&P 500 ETF	140,833	8,090
Emerging Market - Equity - 8.4%
Vanguard MSCI Emerging Markets ETF	102,490	3,916
Growth - Large Cap - 13.9%
Vanguard Growth ETF	82,309	5,084
Vanguard Large-Capital ETF	24,085	1,380
Growth - Small Cap - 2.8%
Vanguard Small-Capital ETF ^	18,753	1,307
Region Fund - Asian Pacific - 4.0%
Vanguard MSCI Pacific ETF	38,727	1,843
Region Fund - European - 6.2%
Vanguard MSCI European ETF ^	69,390	2,875
Value - Large Cap - 10.9%
Vanguard Value ETF	96,771	5,080

Total Investment Companies (cost $48,439)		46,374

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 7.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	3,322,720	$3,323
Total Securities Lending Collateral (cost $3,323)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $1,195 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $1,222.	$1,195	1,195
Total Repurchase Agreement (cost $1,195)

Total Investment Securities (cost $52,957) P		50,892
Other Assets and Liabilities - Net		(4,268)

Net Assets		$46,624

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $3,242.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $53,333. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $282 and $2,723, respectively. Net unrealized depreciation for tax purposes is $2,441.

DEFINITION:

ETF        Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$46,374	$—	$—	$46,374
Repurchase Agreements	—	1,195	—	1,195
Securities Lending Collateral	3,323	—	—	3,323

Total	$49,697	$1,195	$—	$50,892

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in investment companies, at value (cost: $51,762) (including securities loaned of $3,242)	$49,697
Repurchase agreement, at value (cost: $1,195)	1,195
Receivables:
Investment securities sold	70
Shares sold	4
Securities lending income (net)	4
Prepaid expenses	—	(A)

	50,970

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	975
Shares redeemed	9
Management and advisory fees	9
Distribution and service fees	9
Transfer agent fees	—	(A)
Administration fees	1
Audit and tax fees	8
Trustees fees	—	(A)
Printing and shareholder reports fees	7
Other	5
Collateral for securities on loan	3,323

	4,346

Net assets	$46,624

Net assets consist of:
Capital stock ($.01 par value)	$42
Additional paid-in capital	47,256
Undistributed (accumulated) net investment income (loss)	719
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	672
Net unrealized appreciation (depreciation) on investments in investment companies	(2,065)

Net assets	$46,624

Net assets by class:
Initial Class	$283
Service Class	46,341
Shares outstanding:
Initial Class	25
Service Class	4,144
Net asset value and offering price per share:
Initial Class	$11.23
Service Class	11.18

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$942
Interest income	—	(A)
Securities lending income (net)	26

	968

Expenses:
Management and advisory	123
Distribution and service:
Service Class	95
Custody	22
Administration	8
Legal	3
Audit and tax	12
Trustees	1
Transfer agent	—	(A)
Other	1

Total expenses	265

Less waiver/reimbursement	(16)

Net expenses	249

Net investment income	719

Net realized gain (loss) from:
Investments in investment companies	719

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(3,995)

Net realized and unrealized loss on investments in investment companies	(3,276)

Net decrease in net assets resulting from operations	$(2,557)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011		December 31, 2010
From operations:
Net investment income	$719		$295
Net realized gain (loss) from investments in investment companies	719		(31)
Change in net unrealized appreciation (depreciation) on investments in investment companies	(3,995)		1,924

Net increase (decrease) in net assets resulting from operations	(2,557)		2,188

Distributions to shareholders:
From net investment income:
Initial Class	(2)		—	(A)
Service Class	(293)		(7)

	(295)		(7)

From net realized gains:
Initial Class	—	(A)	—	(A)
Service Class	(16)		(1)

	(16)		(1)

Total distributions to shareholders	(311)		(8)

Capital share transactions:
Proceeds from shares sold:
Service Class	41,413		23,418

Dividends and distributions reinvested:
Initial Class	2		—	(A)
Service Class	309		8

	311		8

Cost of shares redeemed:
Service Class	(15,645)		(3,090)

Net increase in net assets resulting from capital shares transactions	26,079		20,336

Net increase in net assets	23,211		22,516

Net assets:
Beginning of year	23,413		897

End of year	$46,624		$23,413

Undistributed net investment income	$719		$295

Share activity:
Shares issued:
Service Class	3,524		2,212

Shares issued-reinvested from distributions:
Initial Class	—	(B)	—	(B)
Service Class	29		1

	29		1

Shares redeemed:
Service Class	(1,379)		(305)
Net increase (decrease) in shares outstanding:
Initial Class	—		—	(B)
Service Class	2,174		1,908

	2,174		1,908

(A)	Rounds to less than $1 or $(1).
(B)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
Year Ended December 31,	Nov 19 to Dec 31, 2009(A)
2011	2010
Net asset value
Beginning of year	$11.76	$10.26	$10.00
Investment operations
Net investment income(B),(C)	0.21	0.20	0.10
Net realized and unrealized gain (loss)	(0.65)	1.31	0.16

Total operations	(0.44)	1.51	0.26

Distributions
From net investment income	(0.09)	(0.01)	—
From net realized gains	—	(D)	—	(D)	—

Total distributions	(0.09)	(0.01)	—

Net asset value
End of year	$11.23	$11.76	$10.26

Total return(E)	(3.68)%	14.70%	2.60	%(F)

Net assets end of year (000’s)	$283	$294	$257
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.40%	0.40%	0.40	%(H)
Before reimbursement/fee waiver	0.44%	0.62%	61.05	%(H)
Net investment income, to average net assets(C)	1.81%	1.94%	8.52	%(H)
Portfolio turnover rate(I)	73%	13%	7	%(F)

For a share outstanding throughout each period	Service Class
Year Ended December 31,	Nov 19 to Dec 31, 2009(A)
2011	2010
Net asset value
Beginning of year	$11.73	$10.26	$10.00
Investment operations
Net investment income(B),(C)	0.22	0.34	0.14
Net realized and unrealized gain (loss)	(0.68)	1.14	0.12

Total operations	(0.46)	1.48	0.26

Distributions
From net investment income	(0.08)	(0.01)	—
From net realized gains	(0.01)	—	(D)	—

Total distributions	(0.09)	(0.01)	—

Net asset value
End of year	$11.18	$11.73	$10.26

Total return(E)	(3.92)%	14.41%	2.60	%(F)

Net assets end of year (000’s)	$46,341	$23,119	$640
Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.65%	0.65%	0.65	%(H)
Before reimbursement/fee waiver	0.69%	0.87%	61.30	%(H)
Net investment income, to average net assets(C)	1.87%	3.16%	12.07	%(H)
Portfolio turnover rate(I)	73%	13%	7	%(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Rounds to less than $(.01) per share.
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the fund invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the underlying funds.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 100 VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; an Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, AUIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, AUIM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$283	0.61%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.40% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$40	12/31/2012
Fiscal Year 2010:	20	12/31/2013
Fiscal Year 2011:	16	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$54,488
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	28,049
U.S. Government	—

Note 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009-2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$311
Long-term Capital Gain	—	(A)
2010 Distributions paid from:	—
Ordinary Income	8
Long-term Capital Gain	—

(A)	Amount is less than $1.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$1,326

Undistributed Long-term Capital Gain	441

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(2,441)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Index 100 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Index 100 VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Index 100 VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Index 100 VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 encompassed very different market environments. In the first four months, markets were bullish. Investors were cheered by the Federal Reserves Board’s (“Fed”) second round of quantitative easing (“QE2”), encouraging U.S. gross domestic product (“GDP”) readings, 2010’s holiday spending, and some good news in the job market. The U.S. stock market thus rose in 2011’s first four months. From January 1 to April 30, 2011 the Standard & Poor’s 500® Index (“S&P 500”) gained 9.06%. International stocks kept pace, with the Morgan Stanley Capital International-World ex US Index (“MSCI-World ex US”), returning 9.67% over that stretch even though concerns about weak European growth and the effects of the Japanese tsunami were beginning to weigh on investors’ minds. (The index was up only 3.02% in local-currency terms.) Meanwhile, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) gained only 5.29% (1.46% in local currency) as investors worried about inflation in developing markets and a perceived slowdown in China.

Beginning in May, the economic news noticeably darkened. First-quarter U.S. GDP growth came in lower than expected, consumer spending slowed, the employment picture weakened, and housing prices softened. The markets also fretted over the end of the QE2. As summer drew on, matters got only worse. In July, first-quarter real U.S. GDP growth was revised downward to a mere 0.4%, and second-quarter growth was reported at just 1.3%. August brought the Congressional showdown over raising the U.S. debt ceiling—and the resulting deal didn’t impress Standard & Poor’s, which took the historic step of lowering the U.S. government’s credit rating. Meanwhile, the debt crisis in Europe raged on. By late August, Europe had taken center stage as politicians struggled to find a solution to Greece’s severe debt problems even as new concerns arose about the indebtedness of Spain and Italy. European banks’ exposure to the bonds of these countries raised the specter of a banking crisis akin to the 2008 financial crisis. This was on top of general concern about the global economic impact of Europe’s debt load and related government austerity programs.

Major equity markets around the world began a string of consecutive monthly declines in May, and fell precipitously in August and September. As U.S. stocks plunged from May through September, foreign stocks fell even harder. The MSCI-World ex U.S. dropped 24.18% from May 1, 2011 to the market’s bottom on October 3, 2011, compared with the S&P 500’s 18.64% decline. The MSCI-EMI plummeted 27.96% over that period, despite the continued positive economic growth and better fundamentals in most emerging markets, as investors fled from all risky assets. Equities rebounded for a few weeks in October, and despite being fairly flat in the year’s final two months the S&P 500 recorded an 11.82% fourth-quarter gain. But international stocks continued to lag badly as European default fears held the MSCI-World ex U.S.’s rebound to less than a third of the U.S. market’s return. Emerging markets lagged the .U.S rebound as well.

For the tumultuous year as a whole, the S&P 500 managed to eke out a 2.11% return, while the MSCI-World ex U.S. was down 11.78%, and the MSCI-EMI fell 18.17%.

Bond returns were similarly differentiated during the year. While stocks rose early in the year, high-quality bonds were generally flat but credit-sensitive bonds performed strongly along with stocks. Then as stocks fell from May through September, high-yield bonds also fell, but the highest-quality bonds—namely government issues, especially Treasuries—appreciated dramatically as investors flocked to them for safety. That significantly boosted the returns of the Barclays Capital U.S. Aggregate Bond Index (“BCAB”), which tilts heavily toward government bonds. The pattern reversed again in the fourth quarter, with high-yield bonds outperforming high-quality bonds. Over the entire year, the BCAB delivered a strong 7.84% return, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, were up less at 4.98%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica International Moderate Growth VP, Initial Class returned (7.37)%. By comparison, its primary and secondary benchmarks, the Morgan Stanley Capital International-World ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, returned (11.78)% and 7.84%, respectively.

STRATEGY REVIEW

This portfolio is designed to provide broad coverage of international equity markets moderated by exposure to U.S. fixed-income securities. Under normal conditions the portfolio devotes 65% of assets to international developed-markets equity, another 5% to a combination of emerging-markets equity and debt and non-U.S. developed markets debt, and 30% to U.S. fixed-income securities. Under volatility-control guidelines keyed to the Chicago Board Options Exchange Market Volatility Index (“VIX”), the portfolio’s overall equity weight can range from 60% (when market volatility is unusually high) to 78% (when volatility is extremely low). The equity portion of the portfolio includes allocations to international large cap (value and growth styles), international small cap, emerging markets, and global real estate. The fixed-income portion covers U.S.-domiciled investment-grade and credit-sensitive holdings.

In 2011, the portfolio fared somewhat worse than expected given its intended mix of assets. The underperformance occurred during the August-September period when international markets plummeted, and the underlying funds with the most exposure to small caps and emerging markets fared the worst—Transamerica Hansberger International Value, Transamerica Thornburg International Value, and Transamerica Schroders International Small Cap. The volatility-control adjustments made to the portfolio during this period mitigated losses to some extent, as equity was reduced to 65% during August and to near 60% during September. (Because VIX remained high during the fourth quarter even as equity markets advanced modestly, the portfolio’s equity position remained in the low 60s, which proved to be an additional headwind).

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

The impact of the portfolio’s higher bond weighting during the August-September equity downturn was muted because the underlying bond funds had little exposure to U.S. Treasuries, which was the best-performing bond sector as investors fled to safer assets. Owing to its focus on Treasury Inflation-Protected Securities, which benefited from the Treasury rally, Transamerica PIMCO Real Return TIPS was the only underlying bond fund to outperform the BCAB during 2011. The best performing underlying equity funds were Transamerica TS&W International Equity and Transamerica MFS International Equity.

Macroeconomic and geopolitical factors produced abnormally large and broad market swings in 2011, making the security-selection skill of our underlying managers less relevant than we would like. In this environment we have tended to be more flexible and active in managing around our long-term portfolio targets to address market risks. We look forward to the eventual return to a more fundamentals-driven market environment, but macroeconomic drivers could remain dominant as Europe lumbers through its debt problem even as the U.S. economy appears to be slowly recovering.

Jon Hale, CFA

Michael Stout, CFA

Dan McNeela, CFA

Hal Ratner

Co-Portfolio Managers

Morningstar Associates, LLC

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(7.37)%	(1.62)%	(0.69)%	05/01/2006
MSCI World ex-US*	(11.78)%	(3.62)%	(1.67)
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	6.72

Service Class	(7.53)%	(1.85)%	(0.93)%	05/01/2006

NOTES

*	The Morgan Stanley Capital International - World ex-US Index (“MSCI World ex-US”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica International Moderate Growth VP
Initial Class	$1,000.00	$884.60	$0.67	$1,024.50	$0.71	0.14%
Service Class	1,000.00	884.60	1.85	1,023.24	1.99	0.39

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Global/International Stocks	40.1%
Bonds	33.0
Capital Markets	20.4
Tactical and Specialty	3.8
Inflation-Protected Securities	2.7
Other Assets and Liabilities - net	(0.0)*

Total	100.0%

*	Amount rounds to less than (0.1)%.

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0%
Bonds - 33.0%
Transamerica AEGON Short-Term Bond	1,179,241	11,804
Transamerica AEGON U.S. Government Securities VP	4,706,484	61,749
Transamerica JPMorgan Core Bond	5,099,416	54,207
Transamerica PIMCO Total Return VP	2,169,075	25,400
Capital Markets - 20.4%
Transamerica Morgan Stanley Active International Allocation VP	5,193,336	50,272
Transamerica TS&W International Equity	3,530,527	44,696
Global/International Stocks - 40.1%
Transamerica Hansberger International Value	3,029,010	18,871
Transamerica MFS International Equity	10,589,498	69,148
Transamerica Neuberger Berman International	4,602,525	36,820
Transamerica Schroders International Small Cap	4,943,071	34,948
Transamerica Thornburg International Value	3,326,742	26,614
Inflation-Protected Securities - 2.7%
Transamerica PIMCO Real Return TIPS	1,167,130	12,745
Tactical and Specialty - 3.8%
Transamerica Clarion Global Real Estate Securities VP	1,777,643	17,528

Total Investment Securities (cost $509,449)		464,802
Other Assets and Liabilities - Net		(169)

Net Assets		$464,633

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The portfolio invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
The portfolio invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
Aggregate cost for federal income tax purposes is $520,991. Aggregate gross/net unrealized depreciation for all securities in which there is an excess of value over tax cost was $56,189.

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$464,802	$—	$—	$464,802

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $509,449)	$464,802
Receivables:
Shares sold	248
Dividends	56
Prepaid expenses	1

	465,107

Liabilities:
Accounts payable and accrued liabilities:
Affiliated investment companies purchased	170
Shares redeemed	133
Management and advisory fees	39
Distribution and service fees	94
Administration fees	5
Trustees fee	—	(A)
Transfer Agent	—	(A)
Audit and tax fees	8
Printing and shareholder reports fees	11
Other	14

	474

Net assets	$464,633

Net assets consist of:
Capital stock ($.01 par value)	$566
Additional paid-in capital	543,050
Undistributed (accumulated) net investment income (loss)	13,501
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(47,837)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(44,647)

Net assets	$464,633

Net assets by class:
Initial Class	$19,685
Service Class	444,948
Shares outstanding:
Initial Class	2,379
Service Class	54,184
Net asset value and offering price per share:
Initial Class	$8.27
Service Class	8.21

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$15,431
Interest income	—	(A)

	15,431

Expenses:
Management and advisory	508
Distribution and service:
Service Class	1,220
Printing and shareholder reports	44
Custody	20
Administration	64
Legal	27
Audit and tax	13
Trustees	15
Transfer agent	4
Other	15

Total expenses	1,930

Net investment income	13,501

Net realized gain (loss) from:
Investments in affiliated investment companies	(13,541)
Distributions from investments in affiliated investment companies	18,255

	4,714

Net decrease in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	(57,314)

Net realized and unrealized loss on investments in affiliated investment companies	(52,600)

Net decrease in net assets resulting from operations	$(39,099)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$13,501	$9,757
Net realized gain (loss) from investments in affiliated investment companies	4,714	(11,763)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(57,314)	47,590

Net increase (decrease) in net assets resulting from operations	(39,099)	45,584

Distributions to shareholders:
From net investment income:
Initial Class	(433)	(517)
Service Class	(9,325)	(11,009)

Total distributions to shareholders	(9,758)	(11,526)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,830	3,410
Service Class	52,636	68,156

	56,466	71,566

Dividends and distributions reinvested:
Initial Class	433	517
Service Class	9,325	11,009

	9,758	11,526

Cost of shares redeemed:
Initial Class	(3,671)	(3,762)
Service Class	(58,769)	(45,514)

	(62,440)	(49,276)

Net increase in net assets resulting from capital shares transactions	3,784	33,816

Net increase (decrease) in net assets	(45,073)	67,874

Net assets:
Beginning of year	509,706	441,832

End of year	$464,633	$509,706

Undistributed net investment income	$13,501	$9,758

Share activity:
Shares issued:
Initial Class	435	396
Service Class	5,815	7,980

	6,250	8,376

Shares issued-reinvested from distributions:
Initial Class	51	64
Service Class	1,110	1,374

	1,161	1,438

Shares redeemed:
Initial Class	(411)	(442)
Service Class	(6,668)	(5,469)

	(7,079)	(5,911)

Net increase (decrease) in shares outstanding:
Initial Class	75	18
Service Class	257	3,885

	332	3,903

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.13	$8.50	$6.72	$11.12	$10.43
Investment operations
Net investment income(A),(B)	0.25	0.20	0.25	0.26	0.56
Net realized and unrealized gain (loss)	(0.92)	0.66	1.73	(4.14)	0.34

Total operations	(0.67)	0.86	1.98	(3.88)	0.90

Distributions
From net investment income	(0.19)	(0.23)	(0.20)	(0.21)	(0.13)
From net realized gains	—	—	—	(0.31)	(0.08)

Total distributions	(0.19)	(0.23)	(0.20)	(0.52)	(0.21)

Net asset value
End of year	$8.27	$9.13	$8.50	$6.72	$11.12

Total return(C)	(7.37)%	10.50%	29.69%	(36.12)%	8.69%

Net assets end of year (000’s)	$19,685	$21,033	$19,430	$15,195	$24,495
Ratio and supplemental data
Expenses to average net assets(D)
After reimbursement/recaptured expense	0.14%	0.14%	0.14%	0.15%	0.19%
Before reimbursement/recaptured expense	0.14%	0.14%	0.14%	0.15%	0.17%
Net investment income, to average net assets(B)	2.94%	2.34%	3.43%	2.76%	5.05%
Portfolio turnover rate(E)	57%	20%	31%	19%	1%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.06	$8.44	$6.68	$11.08	$10.41
Investment operations
Net investment income(A),(B)	0.24	0.18	0.25	0.28	0.57
Net realized and unrealized gain (loss)	(0.92)	0.66	1.70	(4.17)	0.31

Total operations	(0.68)	0.84	1.95	(3.89)	0.88

Distributions
From net investment income	(0.17)	(0.22)	(0.19)	(0.20)	(0.13)
From net realized gains	—	—	—	(0.31)	(0.08)

Total distributions	(0.17)	(0.22)	(0.19)	(0.51)	(0.21)

Net asset value
End of year	$8.21	$9.06	$8.44	$6.68	$11.08

Total return(C)	(7.53)%	10.24%	29.33%	(36.32)%	8.49%

Net assets end of year (000’s)	$444,948	$488,673	$422,402	$255,872	$225,620
Ratio and supplemental data
Expenses to average net assets(D)
After reimbursement/recaptured expense	0.39%	0.39%	0.39%	0.40%	0.44%
Before reimbursement/recaptured expense	0.39%	0.39%	0.39%	0.40%	0.42%
Net investment income, to average net assets(B)	2.64%	2.13%	3.40%	3.08%	5.18%
Portfolio turnover rate(E)	57%	20%	31%	19%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the affiliated investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated investment companies.

Note: Prior to January 1, 2010, all financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Asset Management, Inc., the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$316,809
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	291,026
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the period listed below:

Capital Loss Carryforwards	Available Through
$1,994	December 31, 2016
25,690	December 31, 2017
1,371	Short-Term Indefinitely
7,013	Long-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$9,758
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	11,526
Long-termCapital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$13,501

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(36,068)

Post October Short-term Capital Loss Deferral	(227)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(56,189)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirement for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

On or about April 17, 2012, TAM will assume the responsibility for the day-to-day management of Transamerica Asset Allocation - International Moderate Growth VP from the Fund’s portfolio construction manager.

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.0175% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica International Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica International Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

(unaudited)

MARKET ENVIRONMENT

U.S. equities recorded a slight gain in December despite uncertainty in Europe that outweighed positive U.S. economic data during most of the month. Stocks opened the month higher on German and French plans for a new Eurozone fiscal program to combat the region’s debt crisis, but headed lower after the European Central Bank would not commit to buying more government bonds. The German Chancellor also later reiterated her rejection to increasing the size of Europe’s permanent bailout fund and European Union finance ministers failed to reach a new agreement to beef up the region’s rescue fund. In the U.S., the number of U.S. workers filing new applications for unemployment benefits fell to the lowest level in since May 2008, the latest indication of a strengthening jobs market.

In fixed income, some progress was made in the long-running European debt crisis, easing some of the anxiety that had kept investors away from riskier assets. Investors still remained concerned that credit ratings would be downgraded on one or more of the 17 Eurozone countries.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Janus Balanced VP, Initial Class returned (10.60)%. By comparison, its primary, secondary benchmarks, the Standard & Poor’s 500® Index (“S&P 500”), the Barclays Capital U.S. Aggregate Bond Index, the Transamerica Janus Balanced VP Index, returned 2.11%, 7.84%, 4.99%, respectively. The fund’s former benchmark, the Dow Jones-UBS Commodity Index, returned (13.37)%.

Prior to December 9, 2011, the fund was named Transamerica Global Commodities & Hard Assets VP and had a different sub-adviser.

STRATEGY REVIEW

The equity sleeve’s underperformance relative to the S&P 500 in the period was driven by our holdings in information technology and our overweight in consumer discretionary. Contributors included our holdings and underweight in industrials.

During the period, the fixed income sleeve modestly underperformed the Barclays Capital U.S. Aggregate Bond Index (“BCAB”). A moderate out-of-index cash position provided the greatest drag on performance during the period. We remain significantly underweight in Treasurys compared with the BCAB, but believe that the sleeve remains well positioned for when markets once again normalize, given our view on the BCAB’s overexposure to the government sector and related increased interest rate risk. We continue to be overweight in corporate credit, which we believe offers some of the best risk-adjusted returns across the fixed-income market. The past year was highly volatile for credit, especially financials, primarily because of investor unease over headline risk.

Marc Pinto

Gibson Smith

Co-Portfolio Managers

Janus Capital Management LLC

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

(unaudited)

Average Annual Total Return for Period Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(10.60)%	(1.79)%	07/01/2009
S&P 500 *	2.11%	15.50%
Barclays Capital U.S. Aggregate Bond*	7.84%	7.34%
Transamerica Janus Balanced VP Index*	4.99%	12.17%
Dow Jones-UBS Commodity *	(13.37)%	5.31%

Service Class	(10.81)%	(2.03)%	07/01/2009

NOTES

*

Prior to December 9, 2011, the Dow Jones-UBS Commodity Index (“Dow Jones-UBS Commodity”) served as the benchmark for the fund, at which time, it was replaced by the Standard & Poor’s 500® Index (“S&P 500”) . Transamerica Janus Balanced VP Index is composed of the following benchmarks: The S&P 500 55% and Barclays Capital U.S. Government Bond Index (“Barclays Capital U.S. Government Bond”) 45%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the Initial Class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Janus Balanced VP
Initial Class	$1,000.00	$871.90	$8.21	$1,016.43	$8.84	1.74%
Service Class	1,000.00	870.50	9.38	1,015.17	10.11	1.99

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	54.7%
Corporate Debt Securities	30.4
U.S. Government Agency Obligations	7.4
U.S. Government Obligations	5.8
Repurchase Agreement	1.2
Securities Lending Collateral	0.8
Mortgage-Backed Securities	0.6
Other Assets and Liabilities - Net(A)	(0.9)

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 5.8%
U.S. Treasury Bond
3.75%, 08/15/2041 ^	$190	$223
5.38%, 02/15/2031	50	71
U.S. Treasury Note
0.63%, 07/31/2012	380	381
1.00%, 10/31/2016 ^	250	252
1.75%, 01/31/2014	245	252
2.00%, 11/15/2021	1,455	1,473
2.38%, 05/31/2018	120	129
3.13%, 11/15/2041	375	393

Total U.S. Government Obligations (cost $3,125)		3,174

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.4%
Fannie Mae
4.50%, 04/01/2041	1,196	1,283
5.00%, 11/01/2033	802	868
5.50%, 10/01/2038	788	865
6.00%, 05/01/2037	779	859
Freddie Mac
4.75%, 11/25/2046 - 144A *	229	194

Total U.S. Government Agency Obligations (cost $4,069)		4,069

MORTGAGE-BACKED SECURITY - 0.6%
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2011-PLSD, Class A2
3.36%, 11/13/2044 - 144A	305	308
Total Mortgage-Backed Security (cost $308)
CORPORATE DEBT SECURITIES - 30.4%
Aerospace & Defense - 0.5%
L-3 Communications Corp.
4.75%, 07/15/2020	135	134
6.38%, 10/15/2015	125	128
Airlines - 0.2%
Southwest Airlines Co.
5.13%, 03/01/2017	125	132
Beverages - 1.3%
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/2014	195	196
Pernod-Ricard SA
5.75%, 04/07/2021 - 144A	460	519
Biotechnology - 0.3%
Gilead Sciences, Inc.
4.40%, 12/01/2021	65	69
5.65%, 12/01/2041	90	99
Capital Markets - 2.6%
Ameriprise Financial, Inc.
7.52%, 06/01/2066 *	150	151
BP Capital Markets PLC
3.13%, 10/01/2015	315	330
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	135	130
5.25%, 07/27/2021	70	68
Jefferies Group, Inc.
3.88%, 11/09/2015	95	84
5.13%, 04/13/2018	110	97
8.50%, 07/15/2019	95	96
Morgan Stanley
3.45%, 11/02/2015	145	134
5.63%, 09/23/2019	100	93
Raymond James Financial, Inc.
4.25%, 04/15/2016	130	133

	Principal (000’s)	Value (000’s)
Capital Markets (continued)
TD Ameritrade Holding Corp.
4.15%, 12/01/2014	$125	$132
Chemicals - 2.4%
CF Industries Holdings, Inc.
6.88%, 05/01/2018	275	314
Ecolab, Inc.
3.00%, 12/08/2016	195	202
4.35%, 12/08/2021	190	203
Lyondell Chemical Co.
8.00%, 11/01/2017	100	109
Lyondellbasell Industries NV
6.00%, 11/15/2021 - 144A	200	208
RPM International, Inc.
6.13%, 10/15/2019	125	136
Sherwin-Williams Co.
3.13%, 12/15/2014	125	132
Commercial Banks - 2.6%
American Express Bank FSB
5.50%, 04/16/2013	250	261
Bank of Montreal
2.63%, 01/25/2016 - 144A	255	264
CIT Group, Inc.
5.25%, 04/01/2014 - 144A	190	189
Lloyds TSB Bank PLC
4.88%, 01/21/2016	200	195
PNC Funding Corp.
3.63%, 02/08/2015	125	131
Standard Chartered PLC
3.20%, 05/12/2016 - 144A	135	132
SVB Financial Group
5.38%, 09/15/2020	125	128
Wells Fargo & Co.
4.60%, 04/01/2021	125	137
Commercial Services & Supplies - 0.6%
Exelis, Inc.
4.25%, 10/01/2016 - 144A	195	197
Western Union Co.
3.65%, 08/22/2018	125	128
Computers & Peripherals - 0.1%
Seagate Technology International
10.00%, 05/01/2014 - 144A	40	45
Consumer Finance - 0.2%
SLM Corp.
6.25%, 01/25/2016	135	131
Diversified Financial Services - 3.4%
Bank of America Corp.
4.50%, 04/01/2015	140	135
Citigroup, Inc.
4.50%, 01/14/2022	70	67
5.00%, 09/15/2014	130	129
5.63%, 08/27/2012	130	132
Ford Motor Credit Co., LLC
5.00%, 05/15/2018	200	201
General Electric Capital Corp.
4.65%, 10/17/2021	190	198
5.50%, 01/08/2020	235	259
5.90%, 05/13/2014	120	131
JPMorgan Chase & Co.
6.00%, 01/15/2018	175	195
Lazard Group LLC
7.13%, 05/15/2015	125	134
Northern Rock Asset Management PLC
5.63%, 06/22/2017 - 144A	125	131

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
WPP Finance UK
8.00%, 09/15/2014	$120	$134
Diversified Telecommunication Services - 0.9%
CenturyLink, Inc.
7.60%, 09/15/2039	70	69
Qwest Communications International, Inc.
7.13%, 04/01/2018	200	208
Qwest Communications International, Inc. -Series B
7.50%, 02/15/2014	65	65
Qwest Corp.
6.75%, 12/01/2021	125	136
Electric Utilities - 0.6%
PPL Energy Supply LLC
4.60%, 12/15/2021	222	225
PPL WEM Holdings PLC
3.90%, 05/01/2016 - 144A	130	130
Electronic Equipment & Instruments - 0.4%
Amphenol Corp.
4.75%, 11/15/2014	180	193
Food Products - 1.0%
Kraft Foods, Inc.
5.38%, 02/10/2020	175	202
Tyson Foods, Inc.
6.85%, 04/01/2016	295	324
Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp.
4.50%, 01/15/2015	125	131
6.00%, 01/15/2020	120	134
Health Care Providers & Services - 0.2%
Express Scripts, Inc.
3.13%, 05/15/2016	130	131
Industrial Conglomerates - 0.4%
Danaher Corp.
2.30%, 06/23/2016	190	197
Insurance - 1.3%
American International Group, Inc.
4.25%, 09/15/2014	135	131
6.40%, 12/15/2020	130	131
8.18%, 05/15/2058 *	145	129
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	125	133
MetLife, Inc.
2.38%, 02/06/2014	195	198
IT Services - 0.4%
Fiserv, Inc.
4.75%, 06/15/2021	190	199
Media - 0.4%
Comcast Corp.
5.15%, 03/01/2020	175	199
Metals & Mining - 0.3%
Teck Resources, Ltd.
10.25%, 05/15/2016	160	184
Multiline Retail - 0.8%
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	290	325
6.90%, 04/01/2029	85	93
Multi-Utilities - 0.3%
CMS Energy Corp.
2.75%, 05/15/2014	190	188
Oil, Gas & Consumable Fuels - 3.8%
Anadarko Petroleum Corp.
6.45%, 09/15/2036	180	205

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
El Paso Corp.
6.50%, 09/15/2020	$170	$184
Energy Transfer Partners, LP
4.65%, 06/01/2021	205	201
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	125	128
Motiva Enterprises LLC
5.75%, 01/15/2020 - 144A	170	198
Nabors Industries, Inc.
5.00%, 09/15/2020	195	199
Petrohawk Energy Corp.
6.25%, 06/01/2019	240	263
Plains All American Pipeline, LP / PAA Finance Corp.
5.00%, 02/01/2021	305	335
Schlumberger Investment SA
1.95%, 09/14/2016 - 144A	130	132
Sunoco Logistics Partners Operations, LP
6.10%, 02/15/2042	125	134
Weatherford International, Ltd.
5.13%, 09/15/2020	146	152
Paper & Forest Products - 0.2%
International Paper Co.
6.00%, 11/15/2041	125	136
Pharmaceuticals - 0.4%
Aristotle Holding, Inc.
4.75%, 11/15/2021 - 144A	220	228
Professional Services - 0.7%
Verisk Analytics, Inc.
4.88%, 01/15/2019	390	393
Real Estate Investment Trusts - 2.0%
Goodman Funding Pty, Ltd.
6.38%, 04/15/2021 - 144A	250	255
Host Hotels & Resorts, LP - Series Q
6.75%, 06/01/2016	185	190
Rouse Co., LP
6.75%, 11/09/2015	190	192
Senior Housing Properties Trust
6.75%, 04/15/2020	130	132
SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Part
7.75%, 03/15/2020	120	132
Ventas Realty, LP
6.75%, 04/01/2017	190	197
Real Estate Management & Development - 0.2%
ProLogis, LP
6.63%, 05/15/2018	125	136
Road & Rail - 0.5%
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	130	134
JB Hunt Transport Services, Inc.
3.38%, 09/15/2015	130	132
Semiconductors & Semiconductor Equipment - 0.7%
National Semiconductor Corp.
3.95%, 04/15/2015	180	194
Texas Instruments, Inc.
2.38%, 05/16/2016	190	198
Textiles, Apparel & Luxury Goods - 0.2%
Cintas Corp No. 2
2.85%, 06/01/2016	130	133

Total Corporate Debt Securities (cost $16,707)		16,781

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares (000’s)	Value (000’s)
COMMON STOCKS - 54.7%
Aerospace & Defense - 1.8%
Boeing Co.	10,960	$804
Precision Castparts Corp.	1,230	203
Automobiles - 0.4%
Daimler AG ^	5,465	240
Beverages - 0.3%
Brown-Forman Corp. - Class B	1,975	159
Biotechnology - 1.6%
Celgene Corp. ‡	8,550	578
Gilead Sciences, Inc. ‡	6,770	277
Capital Markets - 1.4%
Blackstone Group, LP	32,340	453
Morgan Stanley	20,420	309
Chemicals - 3.1%
E.I. du Pont de Nemours & Co.	19,210	879
Lyondellbasell Industries NV - Class A	8,770	285
Mosaic Co.	3,885	196
Syngenta AG ADR ‡	6,140	362
Commercial Banks - 3.8%
CIT Group, Inc. ‡	17,205	600
ICICI Bank, Ltd. ADR	5,080	134
Itau Unibanco Holding SA ADR	13,560	252
Standard Chartered PLC	20,351	445
U.S. Bancorp	23,945	648
Computers & Peripherals - 3.3%
Apple, Inc. ‡	2,620	1,062
NetApp, Inc. ‡	12,130	440
Teradata Corp. ‡	6,070	294
Diversified Financial Services - 0.9%
NYSE Euronext	19,105	499
Diversified Telecommunication Services - 0.7%
CenturyLink, Inc.	10,090	375
Electrical Equipment - 0.3%
Roper Industries, Inc.	1,690	147
Electronic Equipment & Instruments - 1.5%
Amphenol Corp. - Class A	6,145	279
TE Connectivity, Ltd.	17,825	549
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	3,015	147
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	4,510	376
Food Products - 0.6%
Hershey Co.	5,630	348
Health Care Providers & Services - 0.9%
Express Scripts, Inc. ‡	11,610	519
Hotels, Restaurants & Leisure - 2.4%
Las Vegas Sands Corp. ‡	10,685	457
McDonald’s Corp.	5,105	512
MGM Resorts International ‡	33,350	348
Insurance - 0.4%
Prudential PLC	19,817	197
Internet Software & Services - 1.3%
eBay, Inc. ‡	22,920	695
IT Services - 2.3%
Cognizant Technology Solutions Corp. - Class A ‡	5,365	345
Mastercard, Inc. - Class A	1,485	554
Western Union Co.	21,155	386
Leisure Equipment & Products - 1.1%
Mattel, Inc.	20,900	580
Media - 4.2%
CBS Corp. - Class B	32,530	883
DIRECTV - Class A ‡	8,420	360
Time Warner Cable, Inc.	12,560	798
Viacom, Inc. - Class B	5,635	256

	Shares (000’s)	Value (000’s)
Metals & Mining - 0.7%
Freeport-McMoRan Copper & Gold, Inc.	10,130	$373
Multiline Retail - 0.5%
Nordstrom, Inc.	5,970	297
Oil, Gas & Consumable Fuels - 5.5%
Canadian Natural Resources, Ltd.	13,630	509
Chevron Corp.	7,870	837
Enterprise Products Partners, LP	11,100	515
Hess Corp.	11,900	676
Occidental Petroleum Corp.	4,380	410
Petroleo Brasileiro SA ADR	5,635	140
Personal Products - 0.5%
Estee Lauder Cos., Inc. - Class A	2,345	263
Pharmaceuticals - 5.3%
Allergan, Inc.	3,315	291
Bristol-Myers Squibb Co.	16,880	594
Endo Pharmaceuticals Holdings, Inc. ‡	6,950	240
Mylan, Inc. ‡	26,785	575
Pfizer, Inc.	23,220	502
Shire PLC ADR	4,555	473
Valeant Pharmaceuticals International, Inc. ‡	5,627	263
Road & Rail - 2.1%
Canadian National Railway Co.	3,390	266
Union Pacific Corp.	8,385	889
Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp. ‡	8,070	62
Software - 1.7%
Oracle Corp.	36,990	949
Specialty Retail - 0.6%
AutoZone, Inc. ‡	985	320
Textiles, Apparel & Luxury Goods - 1.9%
Coach, Inc.	6,065	370
Nike, Inc. - Class B	7,210	695
Tobacco - 2.5%
Altria Group, Inc.	15,125	448
Philip Morris International, Inc.	12,035	945

Total Common Stocks (cost $29,798)		30,132

SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	421,270	421
Total Securities Lending Collateral (cost $421)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $643 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $660.	$643	643
Total Repurchase Agreement (cost $643)

Total Investment Securities (cost $55,071)		55,528
Other Assets and Liabilities - Net		(504)

Net Assets		$55,024

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized (Depreciation) (000’s)
Pound Sterling	HSBC	(350)	02/02/2012	$(538)	$(5)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
HSBC	$(538)	$—	$(538)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $413.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $56,200. Aggregate gross/net unrealized depreciation for all securities in which there is an excess of value over tax cost was $672.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $3,130, or 5.69%, of the fund’s net assets.
ADR	American Depositary Receipt
HSBC	HSBC Bank USA

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$27,447	$2,685	$—	$30,132
Corporate Debt Securities	—	16,781	—	16,781
Mortgage-Backed Securities	—	308	—	308
Repurchase Agreement	—	643	—	643
Securities Lending Collateral	421	—	—	421
U.S. Government Agency Obligations	—	4,069	—	4,069
U.S. Government Obligations	—	3,174	—	3,174

Total	$27,868	$27,660	$—	$55,528

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Forward Foreign Currency Contracts - Depreciation	$—	$(5)	$—	$(5)

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $54,428) (including securities loaned of $413)	$54,885
Repurchase agreement, at value (cost: $643)	643
Receivables:
Shares sold	5
Interest	220
Securities lending income (net)	1
Dividends	24
Prepaid Expenses	—	(A)

	55,778

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	28
Management and advisory fees	58
Distribution and service fees	10
Administration fees	1
Printing and shareholder reports fees	207
Trustees fees	—	(A)
Transfer agent fees	—	(A)
Audit and tax fees	8
Other	16
Collateral for securities on loan	421
Unrealized depreciation on forward foreign currency contracts	5

	754

Net assets	$55,024

Net assets consist of:
Capital stock ($.01 par value)	$58
Additional paid-in capital	60,323
Undistributed (accumulated) net investment income (loss)	14
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(5,823)
Net unrealized appreciation (depreciation) on:
Investment securities	457
Translation of assets and liabilities denominated in foreign currencies	(5)

Net assets	$55,024

Net assets by class:
Initial Class	$8,886
Service Class	46,138
Shares outstanding:
Initial Class	937
Service Class	4,887
Net asset value and offering price per share:
Initial Class	$9.49
Service Class	9.44

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $ –(A) )	$86
Interest income	41
Securities lending income (net)	69

196

Expenses:
Management and advisory	484
Distribution and service:
Service Class	119
Printing and shareholder reports	217
Custody	13
Administration	12
Legal	16
Audit and tax	12
Trustees	2
Transfer agent	—	(A)
Other	13

Total expenses	888

Recaptured expenses	23

Net expenses	911

Net investment loss	(715)

Net realized gain (loss) on transactions from:
Investment securities	(5,430)
Foreign currency transactions	1

(5,429)

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(2,175)
Translation of assets and liabilities denominated in foreign currencies	(5)

Change in unrealized appreciation (depreciation)	(2,180)

Net realized and unrealized loss	(7,609)

Net decrease in net assets resulting from operations	$(8,324)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income (loss)	$(715)	$100
Net realized gain (loss) from investment securities and foreign currency transactions	(5,429)	(393)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(2,180)	2,570

Net increase (decrease) in net assets resulting from operations	(8,324)	2,277

Distributions to shareholders:
From net investment income:
Initial Class	(24)	(12)
Service Class	(75)	(27)

	(99)	(39)

From net realized gains:
Initial Class	—	(27)
Service Class	—	(66)

	—	(93)

Total distributions to shareholders	(99)	(132)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,674	3,999
Service Class	35,887	31,732

	39,561	35,731

Dividends and distributions reinvested:
Initial Class	24	39
Service Class	75	93

	99	132

Cost of shares redeemed:
Initial Class	(3,349)	(1,685)
Service Class	(15,819)	(3,695)

	(19,168)	(5,380)

Net increase in net assets from capital shares transactions	20,492	30,483

Net increase in net assets	12,069	32,628

Net assets:
Beginning of year	42,955	10,327

End of year	$55,024	$42,955

Undistributed (accumulated) net investment income (loss)	$14	$100

Share activity:
Shares issued:
Initial Class	339	401
Service Class	3,335	3,178

	3,674	3,579

Shares issued-reinvested from distributions:
Initial Class	2	4
Service Class	7	10

	9	14

Shares redeemed:
Initial Class	(324)	(168)
Service Class	(1,584)	(375)

	(1,908)	(543)

Net increase (decrease) in shares outstanding:
Initial Class	17	237
Service Class	1,758	2,813

	1,775	3,050

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,			Jul 1 to Dec 31, 2009(A)
	2011		2010
Net asset value
Beginning of year	$10.64		$10.34	$10.00
Investment operations
Net investment income (loss)(B), (C)	(0.11)		0.02	0.07
Net realized and unrealized gain (loss)	(1.02)		0.33	0.27

Total operations	(1.13)		0.35	0.34

Distributions
From net investment income	(0.02)		(0.02)	—
From net realized gains	—		(0.03)	—

Total distributions	(0.02)		(0.05)	—

Net asset value
End of year	$9.49		$10.64	$10.34

Total return(D)	(10.60)%		3.39%	3.40	%(E)

Net assets end of year (000’s)	$8,886		$9,785	$7,065
Ratio and supplemental data
Expenses to average net assets (F)
After reimbursement/fee waiver/recaptured expense	1.37	% (I)	1.00%	1.00	%(G)
Before reimbursement/fee waiver/recaptured expense	1.33	% (I)	1.05%	2.19	%(G)
Net investment income (loss), to average net assets (C)	(1.04)%		0.22%	1.30	%(G)
Portfolio turnover rate(H)	249%		718%	248	%(E)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,			Jul 1 to Dec 31, 2009(A)
	2011		2010
Net asset value
Beginning of year	$10.60		$10.33	$10.00
Investment operations
Net investment income (loss)(B), (C)	(0.14)		0.05	0.23
Net realized and unrealized gain (loss)	(1.01)		0.26	0.10

Total operations	(1.15)		0.31	0.33

Distributions
From net investment income	(0.01)		(0.01)	—
From net realized gains	—		(0.03)	—

Total distributions	(0.01)		(0.04)	—

Net asset value
End of year	$9.44		$10.60	$10.33

Total return(D)	(10.81)%		3.10%	3.30	%(E)

Net assets end of year (000’s)	$46,138		$33,169	$3,262
Ratio and supplemental data
Expenses to average net assets (F)
After reimbursement/fee waiver/recaptured expense	1.62	%(I)	1.25%	1.25	%(G)
Before reimbursement/fee waiver/recaptured expense	1.58	%(I)	1.30%	2.44	%(G)
Net investment income (loss), to average net assets (C)	(1.28)%		0.48%	4.57	%(G)
Portfolio turnover rate(H)	249%		718%	248	%(E)

(A)	Commenced operations on July 1,2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.
(I)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $202, and $12 in other fees. The impact of this expense is 0.37%.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2011 Transamerica Foxhall Global Hard Assets VP changed its name to Transamerica Foxhall Global Commodities & Hard Assets VP. Effective August 18, 2011, Transamerica Foxhall Global Commodities & Hard Assets VP changed its name to Transamerica Global Commodities & Hard Assets VP. Effective December 9, 2011 Transamerica Global Commodities & Hard Assets VP changed its name to Transamerica Janus Balanced VP. Transamerica Janus Balanced VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of its contracts.

Open forward foreign currency contracts at December 31, 2011 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2011.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, option and swaption contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Effective August 18, 2011

First $250 million	0.73%
Over $250 million up to $500 million	0.70%
Over $500 million up to $ 1 billion	0.675%
Over $1 billion	0.65%

Prior to August 18, 2011

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $23. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$6	12/31/2012
Fiscal Year 2010:	13	12/31/2013

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$145,244
U.S. Government	6,751

Proceeds from maturities and sales of securities:
Long-term	129,691
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held throughout the year increased from zero contracts at the beginning of the year to one contract at the end of the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	$(5)

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	$(5)

For non-exchange traded derivatives (forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(727)
Undistributed (accumulated) net investment income (loss)	728
Undistributed (accumulated) net realized gain (loss) from investment securities	(1)

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 392	December 31, 2018
4,293	Short-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$99
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	101
Long-term Capital Gain	31

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$—

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(4,685)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(672)

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirement and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirement and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Janus Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Janus Balanced VP (formerly, Transamerica Global Commodities & Hard Assets VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Janus Balanced VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

TRANSAMERICA JANUS BALANCED VP

(Formerly known as Transamerica Global Commodities & Hard Assets VP and Transamerica Foxhall Global Commodities & Hard Assets VP)

Approval of the Interim Sub-Advisory Agreement and New Investment Sub-Advisory Agreement

At a special meeting of the Board Members of Transamerica Series Trust (the “Board,” or the “Board Members”) held on August 17, 2011, the Board, including the Board Members who are not interested persons of the Fund (“Independent Board Members”), approved a restructuring of Transamerica Foxhall Global Commodities & Hard Assets VP (the “Fund”) into Transamerica Janus Balanced VP (the “Restructuring”), which would result in renaming the Fund, and changing its investment strategy, objective, and benchmark. In connection with the approval of the Restructuring, the Board Members approved the termination of Foxhall Capital Management, Inc. (“Foxhall”) as sub-adviser to the Fund, and approved the appointment of AEGON USA Investment Management, LLC (“AUIM”) as the interim sub-adviser, effective August 18, 2011. Along with the Restructuring, the Board also approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. and Janus Capital Management LLC (“Janus”), the Fund’s proposed new Sub-Adviser.

Approval of the Interim Sub-Advisory Agreement with AUIM

The Board then reviewed and considered the proposed interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) for the Fund. To assist the Board Members in their consideration of the Interim Sub-Advisory Agreement, the Board Members received, in advance of the Meeting, certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other things, the Board considered:

(a)	that during the interim period, before implementation of the proposed Restructuring, the Fund would be managed in accordance with the objectives, strategies and policies set forth in the current prospectus for the Fund;

(b)	that the advisory and sub-advisory fees for the Fund would be reduced, as proposed at the Board Meeting, immediately upon AUIM taking over as interim sub-adviser;

(c)	that TAM believes that it is necessary that the Interim Sub-Advisory Agreement be implemented in advance of the Restructuring in light of performance, regulatory and financial issues affecting Foxhall; and

(d)	that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the TAMG fund complex.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board approved the Interim Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Interim Sub-Advisory Agreement and each Board Member may have attributed different weights to the various factors considered.

Approval of the New Investment Sub-Advisory Agreement with Janus

The Board considered the termination of Foxhall as sub-adviser for the Fund and the appointment of Janus as replacement sub-adviser following the interim period during which AEGON USA Investment Management, LLC would serve as sub-adviser. The Board authorized TAM to terminate the sub-advisory agreement with Foxhall. The Board also approved the New Sub-Advisory Agreement with Janus, with respect to the Fund, for an initial two-year period. To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that TAM advised the Board Members that the appointment of Janus is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that Janus is an experienced and respected asset management firm and that Janus has the capabilities, resources and personnel necessary to provide advisory services to the Fund;

(c) the proposed responsibilities of Janus for the Fund and the services expected to be provided by it;

(d) the fact that the sub-advisory fee payable to Janus would be paid by TAM and not the Fund;

(e) that the advisory fee will be reduced at all asset levels upon the termination of Foxhall; and that the sub-advisory fee paid by TAM to Janus is consistent with TAM’s fiduciary duty under applicable law; and

(f) that TAM recommended to the Board that Janus be appointed as sub-adviser to the Fund based on its desire to engage an experienced mutual fund manager with a balanced equity/fixed-income investment strategy.

A discussion followed, which included additional consideration of these and other matters.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated the information available to them, and the Board Members, including a majority of the Independent Board Members, concluded that the New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law. The Board Members, including a majority of the Independent Board Members, found that the change in sub-adviser to occur when Janus replaces AUIM is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by Janus under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and Janus as to the operations, facilities, organization and personnel of Janus, the anticipated ability of Janus to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

The Board Members considered the proposed change to the Fund’s investment objective, principal investment strategies and risks and benchmark, as well as the change to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of Janus is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that Janus is an experienced and respected asset management firm and that TAM believes that Janus has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that Janus can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Janus’ appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Fees and Costs of Services Provided. The Board Members considered the proposed sub-advisory fee rate under the Janus Sub-Advisory Agreement as well as the overall management fee structure of the Fund and noted that the advisory fee payable by the Fund would be reduced at all asset levels upon the termination of Foxhall as the sub-adviser, which would benefit the Fund and its shareholders. The Board Members noted that the Fund does not pay the sub-advisory fee. The Board Members determined that the sub-advisory fee paid by TAM to Janus is consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to Janus, in the future. The Board Members noted that TAM believes the appointment of Janus as sub-adviser has the potential to attract additional assets.

Fall-Out Benefits. The Board noted that TAM believes that other benefits anticipated to be derived by Janus from its relationship with the Fund are expected to be consistent with industry practice. The Board Members also noted that TAM would not realize soft dollar benefits from its relationship with Janus, and that Janus may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board Members also considered the potential for increased visibility in the marketplace as a result of Janus’ relationship with the Fund.

Investment Performance. The Board Members reviewed the returns and risk comparison of Transamerica Foxhall Global Commodities & Hard Assets VP versus Janus’ proprietary fund, Janus Balanced. The Board Members noted that the performance of Janus Balanced was stronger than that of Transamerica Foxhall Global Commodities & Hard Assets VP for the time period of July 31, 2009 through June 30, 2011 (annualized). The Board Members further noted that TAM believes that the appointment of Janus could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the Janus Sub-Advisory Agreement would actually have on the future performance of the Fund.

Based on this information, the Board Members determined that Janus is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Transamerica Series Trust	Annual Report 2011

Transamerica Janus Balanced VP

(formerly, Transamerica Global Commodities & Hard Assets VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

The U.S. stock market rallied strongly in the first several months of the reporting period on indications of continued global expansion but relinquished much of its advance through the end of the year as investors’ worries about government debt and slowing economic growth drove heightened volatility. Solid corporate earnings gains and continued spending – both corporate and personal – provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

The U.S. economy finished the year on firmer footing as fears of an autumn slowdown failed to materialize. Into year-end, most economic indicators, including employment, manufacturing, and housing, signaled accelerating improvement. While the pace of economic growth remained subpar, the end of year strength put to rest fears of another recession. The resilience of the U.S. economy was noteworthy in light of the magnitude of global macroeconomic and political shocks, and the inability of the U.S. House and Senate to overcome differences and to find a compromise.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Jennison Growth VP, Initial Class returned (0.63)%. By comparison, its benchmark, the Russell 1000® Growth Index (“Russell 1000® Growth), returned 2.64%.

STRATEGY REVIEW

The fund is built from the bottom up, based on the fundamentals of individual companies. Consumer staples holdings generated the portfolio’s largest returns, although an underweight position in the sector hurt performance relative to the benchmark. Natural foods retailer Whole Foods Market, Inc. climbed on strong sales trends and market share gains. Estee Lauder’s Cos. Inc. strong revenue and earnings were fueled by successful new product launches and increased market penetration, particularly in emerging markets.

An overweight position in Hotels, Restaurants & Leisure worked well, but stock selection in the sector detracted from relative return, as Marriott International, Inc.’s decline moderated Starbucks Corp.’s strong advance. Marriott International, Inc., one of the world’s leading hoteliers, was hit by concerns that it would be hurt by anemic economic growth. Starbucks Corp. benefited from strong domestic and international growth, and enthusiasm about its expanded presence in the premium single-cup coffee market.

Stock selection was detrimental in Energy Equipment & Services, Capital Markets, and Life Sciences Tools & Services. In Energy Equipment & Services, oil service company Schlumberger, Ltd. was adversely affected by falling energy prices. It continues to develop new products and technologies providing dominant market share in what we consider important secular growth markets. In the Capital Markets sector, Goldman Sachs Group, Inc. decline reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. In Life Sciences Tools & Services, Illumina, Inc. was hurt by purchasing delays caused by research funding concerns. It develops genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information. The commercialization of gene-based medicine is still in its early stages, and the opportunity for growth in Illumina’s core business remains strong in our view, despite near-term headwinds.

Stock selection benefitted relative return in Aerospace & Defense, where Precision Castparts Corp. rose on an improved outlook for its industrial gas turbine operations and solid growth in its investment cast products and forged products aerospace business. Several IT Services holdings posted substantial gains. MasterCard, Inc. revenues and earnings exceeded consensus forecasts; the company received an additional boost when the Federal Reserve limited debit-transaction fees charged by banks less onerously than had been feared. Apple, Inc. financial results beat consensus forecasts, as sales of iPhones and iPads continued to impress.

Detractors of note in the Communications Equipment sector included internet protocol routing company Juniper Networks, Inc. which was hurt by a deteriorating macroeconomic backdrop. NetApp, Inc. earnings were in line with consensus projections, but revenues were shy of estimates, and sales guidance came in below consensus forecasts.

Michael A. Del Balso

Spiros Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(0.63)%	2.02%	2.24%	11/18/1996
Russell 1000® Growth *	2.64%	2.50%	2.60%

Service Class	(0.77)%	1.81%	6.07%	05/01/2003

NOTES

*

The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, dividend expense on short sales, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica Jennison Growth VP
Initial Class	$1,000.00	$915.00	$3.72	$1,021.32	$3.92	0.77%
Service Class	1,000.00	914.70	4.92	1,020.06	5.19	1.02

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.3%
Securities Lending Collateral	2 .5
Repurchase Agreement	0 .8
Other Assets and Liabilities - Net	(2.6)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.3%
Aerospace & Defense - 5.0%
Boeing Co.	172,298	$12,638
Precision Castparts Corp.	117,393	19,346
United Technologies Corp.	107,039	7,823
Auto Components - 1.0%
BorgWarner, Inc. ‡ ^	125,834	8,021
Automobiles - 1.7%
Bayerische Motoren Werke AG	72,454	4,854
Harley-Davidson, Inc.	211,436	8,218
Biotechnology - 3.6%
Alexion Pharmaceuticals, Inc. ‡	95,852	6,853
Celgene Corp. ‡	232,418	15,712
Vertex Pharmaceuticals, Inc. ‡	165,683	5,502
Capital Markets - 0.9%
Goldman Sachs Group, Inc.	79,801	7,216
Chemicals - 2.9%
E.I. du Pont de Nemours & Co.	108,718	4,977
Monsanto Co.	253,184	17,741
Communications Equipment - 2.3%
Juniper Networks, Inc. ‡	141,294	2,884
QUALCOMM, Inc.	285,375	15,610
Computers & Peripherals - 9.0%
Apple, Inc. ‡	118,088	47,826
EMC Corp. ‡	660,515	14,227
NetApp, Inc. ‡	244,289	8,860
Consumer Finance - 1.7%
American Express Co.	285,776	13,480
Electrical Equipment - 0.3%
Roper Industries, Inc.	23,243	2,019
Energy Equipment & Services - 2.9%
National Oilwell Varco, Inc.	135,655	9,223
Schlumberger, Ltd.	203,186	13,880
Food & Staples Retailing - 3.5%
Costco Wholesale Corp.	185,592	15,463
Whole Foods Market, Inc.	172,920	12,032
Food Products - 1.2%
Mead Johnson Nutrition Co. - Class A	140,633	9,666
Health Care Providers & Services - 0.9%
Express Scripts, Inc. ‡	164,607	7,356
Hotels, Restaurants & Leisure - 6.4%
Chipotle Mexican Grill, Inc. ‡ ^	32,475	10,968
Dunkin’ Brands Group, Inc. ‡	158,365	3,956
McDonald’s Corp.	154,987	15,550
Starbucks Corp.	428,202	19,701
Internet & Catalog Retail - 4.8%
Amazon.com, Inc. ‡	166,502	28,821
priceline.com, Inc. ‡	18,857	8,820
Internet Software & Services - 5.5%
Baidu, Inc. ADR ‡	118,985	13,858
Google, Inc. - Class A ‡	31,150	20,120
LinkedIn Corp. - Class A ‡ ^	55,530	3,499
Tencent Holdings, Ltd.	251,966	5,061
Youku, Inc. ADR ‡ ^	67,450	1,057
IT Services - 7.2%
Cognizant Technology Solutions Corp. - Class A ‡	92,413	5,943
International Business Machines Corp.	105,340	19,370
Mastercard, Inc. - Class A	63,372	23,627
Visa, Inc. - Class A	77,972	7,916
Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc. ‡	268,508	9,379
Illumina, Inc. ‡ ^	136,664	4,166
Media - 1.0%
Walt Disney Co.	219,991	8,250
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp.	112,525	8,589
Concho Resources, Inc. ‡	91,982	8,623

	Shares	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	72,344	$7,127
Occidental Petroleum Corp.	102,855	9,637
Personal Products - 1.6%
Estee Lauder Cos., Inc. - Class A	114,180	12,825
Pharmaceuticals - 8.3%
Allergan, Inc.	164,211	14,408
Bristol-Myers Squibb Co.	271,998	9,585
Johnson & Johnson	138,724	9,098
Novo Nordisk A/S ADR	114,032	13,143
Shire PLC ADR	182,149	18,925
Road & Rail - 1.3%
Union Pacific Corp.	98,598	10,445
Semiconductors & Semiconductor Equipment - 2.4%
Altera Corp.	124,651	4,625
ARM Holdings PLC ADR	182,558	5,051
Avago Technologies, Ltd.	195,359	5,638
Broadcom Corp. - Class A ‡	111,924	3,286
Software - 6.1%
Oracle Corp.	531,994	13,646
Red Hat, Inc. ‡	194,665	8,038
Salesforce.com, Inc. ‡	141,188	14,325
VMware, Inc. - Class A ‡	147,665	12,284
Specialty Retail - 3.0%
Bed Bath & Beyond, Inc. ‡	143,025	8,291
Inditex SA	67,067	5,493
Lowe’s Cos., Inc.	147,560	3,745
Tiffany & Co.	87,868	5,822
Textiles, Apparel & Luxury Goods - 6.9%
Burberry Group PLC	366,623	6,747
Coach, Inc.	133,498	8,149
Lululemon Athletica, Inc. ‡ ^	168,302	7,853
LVMH Moet Hennessy Louis Vuitton SA ADR	81,673	2,295
Nike, Inc. - Class B	171,177	16,496
Ralph Lauren Corp. - Class A	92,306	12,746
Wireless Telecommunication Services - 1.9%
American Tower Corp. - Class A	243,419	14,608

Total Common Stocks (cost $695,986)		783,032

SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	19,430,426	19,430
Total Securities Lending Collateral (cost $19,430)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $6,493 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 4.00%, due 07/15/2025 - 08/01/2026, and with a total value of $6,624.	$6,493	6,493
Total Repurchase Agreement (cost $6,493)

Total Investment Securities (cost $721,909)		808,955
Other Assets and Liabilities - Net		(20,251)

Net Assets		$788,704

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $18,994.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $726,445. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $119,526 and $37,016, respectively. Net unrealized appreciation for tax purposes is $82,510.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$720,886	$62,146	$—	$783,032
Repurchase Agreements	—	6,493	—	6,493
Securities Lending Collateral	19,430	—	—	19,430

Total	$740,316	$68,639	$—	$808,955

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $715,416) (including securities loaned of $18,994)	$802,462
Repurchase agreement, at value (cost: $6,493)	6,493
Receivables:
Shares sold	511
Securities lending income (net)	12
Dividends	545
Dividend reclaims	13
Prepaid expenses	2

	810,038

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,276
Management and advisory fees	505
Distribution and service fees	8
Transfer agent fees	1
Administration fees	14
Printing and shareholder reports fees	16
Audit and tax fees	11
Trustees fees	—	(A)
Other	73
Collateral for securities on loan	19,430

	21,334

Net assets	$788,704

Net assets consist of:
Capital stock ($.01 par value)	$1,007
Additional paid-in capital	639,972
Undistributed (accumulated) net investment income (loss)	598
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	60,081
Net unrealized appreciation (depreciation) on:
Investment securities	87,046

Net assets	$788,704

Net assets by class:
Initial Class	$751,136
Service Class	37,568
Shares outstanding:
Initial Class	95,797
Service Class	4,869
Net asset value and offering price per share:
Initial Class	$7.84
Service Class	7.72

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $112)	$10,661
Interest income	2
Securities lending income (net)	389

11,052

Expenses:
Management and advisory	9,473
Distribution and service:
Service Class	92
Printing and shareholder reports	89
Custody	191
Administration	271
Legal	65
Audit and tax	18
Trustees	44
Transfer agent	10
Other	70

Total expenses	10,323

Net investment income	729

Net realized gain (loss) on transactions from:
Investment securities	198,043
Foreign currency transactions	(114)

197,929

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(197,838)
Translation of assets and liabilities denominated in foreign currencies	(1)

Change in unrealized appreciation (depreciation)	(197,839)

Net realized and unrealized gain	90

Net increase in net assets resulting from operations	$819

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$729	$1,732
Net realized gain (loss) from investment securities and foreign currency transactions	197,929	11,102
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(197,839)	116,867

Net increase in net assets resulting from operations	819	129,701

Distributions to shareholders:
From net investment income:
Initial Class	(1,703)	(481)
Service Class	—	(7)

Total distributions to shareholders	(1,703)	(488)

Capital share transactions:
Proceeds from shares sold:
Initial Class	88,921	90,438
Service Class	16,703	9,820

	105,624	100,258

Proceeds from fund acquisition:
Initial Class	—	882,358
Service Class	—	25,347

	—	907,705

Dividends and distributions reinvested:
Initial Class	1,703	481
Service Class	—	7

	1,703	488

Cost of shares redeemed:
Initial Class	(796,346)	(119,686)
Service Class	(12,796)	(6,799)

	(809,142)	(126,485)

Net increase (decrease) in net assets from capital shares transactions	(701,815)	881,966

Net increase (decrease) in net assets	(702,699)	1,011,179

Net assets:
Beginning of year	1,491,403	480,224

End of year	$788,704	$1,491,403

Undistributed net investment income	$598	$1,686

Share activity:
Shares issued:
Initial Class	10,995	12,719
Service Class	2,087	1,418

	13,082	14,137

Shares issued on fund acquisition:
Initial Class	—	121,025
Service Class	—	3,524

	—	124,549

Shares issued-reinvested from distributions:
Initial Class	223	76
Service Class	—	1

	223	77

Shares redeemed:
Initial Class	(99,846)	(17,136)
Service Class	(1,650)	(989)

	(101,496)	(18,125)

Net increase (decrease) in shares outstanding:
Initial Class	(88,628)	116,684
Service Class	437	3,954

	(88,191)	120,638

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.90	$7.04	$5.00	$8.25	$7.86
Investment operations
Net investment income(A)	—	(B)	0.01	0.01	0.02	0.01
Net realized and unrealized gain (loss)	(0.05)	0.85	2.04	(2.99)	0.86

Total operations	(0.05)	0.86	2.05	(2.97)	0.87

Distributions
From net investment income	(0.01)	—	(B)	(0.01)	(0.01)	(0.01)
From net realized gains	—	—	—	(0.27)	(0.47)

Total distributions	(0.01)	—	(B)	(0.01)	(0.28)	(0.48)

Net asset value
End of year	$7.84	$7.90	$7.04	$5.00	$8.25

Total return(C)	(0.63%)	12.26%	41.00%	(37.01%)	11.51%
Net assets end of year (000’s)	$751,136	$1,456,916	$476,900	$192,623	$161,847
Ratio and supplemental data
Expenses to average net assets	0.75%	0.78%	0.85%	0.86%	0.86%
Net investment income, to average net assets	0.06%	0.17%	0.16%	0.29%	0.16%
Portfolio turnover rate	53%	72%	76%	74%	72%

For a share outstanding throughout each period	Service Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.78	$6.95	$4.94	$8.16	$7.79
Investment operations
Net investment loss(A)	(0.01)	(0.01)	(0.01)	—	(B)	(0.01)
Net realized and unrealized gain (loss)	(0.05)	0.84	2.02	(2.95)	0.85

Total operations	(0.06)	0.83	2.01	(2.95)	0.84

Distributions
From net investment income	—	—	(B)	—	—	—
From net realized gains	—	—	—	(0.27)	(0.47)

Total distributions	—	—	(B)	—	(0.27)	(0.47)

Net asset value
End of year	$7.72	$7.78	$6.95	$4.94	$8.16

Total return(C)	(0.77%)	11.97%	40.69%	(37.11%)	11.28%
Net assets end of year (000’s)	$37,568	$34,487	$3,324	$695	$1,223
Ratio and supplemental data
Expenses to average net assets	1.00%	1.03%	1.10%	1.11%	1.11%
Net investment income (loss), to average net assets	(0.17%)	(0.07%)	(0.13%)	0.01%	(0.13%)
Portfolio turnover rate	53%	72%	76%	74%	72%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than ($0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; an Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $161, are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When a Fund uses fair valuation methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011 is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers into or out of the Levels described above during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$31,040	3.94%
Transamerica Asset Allocation-Growth VP	95,720	12.14
Transamerica Asset Allocation-Moderate VP	122,165	15.49
Transamerica Asset Allocation-Moderate Growth VP	255,479	32.39
Transamerica BlackRock Tactical Allocation VP	35,802	4.54

Total	$540,206	68.5%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.60%

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:
0.94% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$710,834
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,411,289
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(114)
Undistributed (accumulated) net realized gain (loss) from investment securities	114

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards utilized during the year ended December 31, 2011 was $130,083.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$1,703
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	488
Long-term Capital Gain	—

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$598

Undistributed Long-term Capital Gain	64,617

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	82,510

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Jennison Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Jennison Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Jennison Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

In the first quarter of 2011, risk assets buoyed by simulative monetary and fiscal policy, maintained their momentum despite significant global events that threatened to derail the recovery. U.S. equity markets saw their strongest first quarter since 1999, recovering from concerns in March about oil prices and the impact of the earthquake and tsunami in Japan.

While risk assets started and finished the second quarter on a strong note, much of the three months was characterized by a flight to quality as economic data reflected a soft patch in the global recovery and investor concerns heightened about the finances of peripheral Europe.

During the third quarter, investors were on edge, as uncertainty about prospects for global economic growth and worries concerning the inability of policymakers in the U.S. and Europe to tackle sovereign debt woes caused significant volatility in markets.

While the markets’ worst fears of a disorderly credit event in Europe or double-dip recession in U.S. were not realized in the fourth quarter, policy actions and the continued risks for the global economy did not reassure. European summits in October and December attempted to bring needed focus to the growing financial crisis. Proposed resolutions included tighter fiscal integration and discipline in the Eurozone through budget deficit targets and authority for the European Court of Justice to intervene in issues of budget oversight for individual countries. However, skepticism remains whether these steps will adequately address Europe’s issues, particularly because the proposals did not include or imply stepped-up direct purchases of sovereign debt by the European Central Bank (“ECB”). The challenges facing Europe’s policymakers remain, including designing a new fiscal architecture for the Eurozone, implementing painful public-finance adjustments across the region while somehow spurring economic growth.

Treasury prices rallied for 2011 as investors continued to react to disappointing economic data and global uncertainty. The yield of the two-year Treasury note finished 2011 at 0.239%, and the yield on the 30-year Treasury bond was 2.894%.

PERFORMANCE

For the year ended December 31, 2011, Transamerica JPMorgan Core Bond VP, Initial Class returned 7.53%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.84%.

STRATEGY REVIEW

The Fund remained overweight in seasoned AAA-rated mortgage-backed securities (“MBS”), with most of its exposure in seasoned collateralized mortgage obligations (“CMOs”). We continue to favor seasoned agency CMOs, along with select high-quality, non-agency structures.

Market volatility and global economic uncertainty weighed on the credit market, with the credit sector trailing comparable-duration Treasuries by 367 basis points (“bps”). In a reversal of previous year’s trend, financials comprised the worst performance corporate sub-sector, trailing like-duration Treasuries by 628 bps over the period.

The fund’s sector allocations did not change dramatically throughout the year. It remained underweight in Treasury debt, overweight in mortgage securities, underweight in agency debentures and slightly underweight in corporate bonds. From a ratings perspective, lower-credit quality issues trailed AAA issues amid global uncertainty. Specifically, A and BBB securities trailed duration-neutral AAA issues by 312 bps and 305 bps, respectively.

The fund’s duration ended the year at 4.35 years compared to 4.58 years for the benchmark.

Douglas S. Swanson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	7.53%	7.57%	6.26%	10/02/1986
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%

Service Class	7.24%	7.29%	5.54%	05/01/2003

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica JPMorgan Core Bond VP
Initial Class	$1,000.00	$1,046.20	$2.94	$1,022.33	$2.91	0.57%
Service Class	1,000.00	1,045.10	4.23	1,021.07	4.18	0.82

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligation	44.4%
U.S. Government Obligation	21.1
Corporate Debt Security	13.0
Mortgage-Backed Security	9.6
Repurchase Agreement	9.6
Asset-Backed Security	2.3

Asset Type (continued)	% of Net Assets
Securities Lending Collateral	1.4%
Foreign Government Obligation	0.7
Municipal Government Obligation	0.1
Convertible Bond	0.1
Other Assets and Liabilities - Net	(2.3)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 21.1%
U.S. Treasury Bond
5.38%, 02/15/2031	$150	$214
6.25%, 05/15/2030	425	657
7.50%, 11/15/2016	2,550	3,362
8.00%, 11/15/2021	500	781
8.50%, 02/15/2020	815	1,254
8.75%, 05/15/2020 - 08/15/2020	2,700	4,252
11.25%, 02/15/2015	250	334
U.S. Treasury Inflation Indexed Bond
1.13%, 01/15/2021	518	577
2.50%, 01/15/2029	105	141
U.S. Treasury Inflation Indexed Note
2.00%, 04/15/2012	3,348	3,362
U.S. Treasury Note
1.38%, 11/30/2018	740	743
1.50%, 08/31/2018	1,000	1,015
1.75%, 10/31/2018	1,200	1,235
2.25%, 07/31/2018	500	532
2.63%, 02/29/2016	1,050	1,135
2.75%, 11/30/2016 - 12/31/2017	1,045	1,143
2.88%, 03/31/2018	700	773
3.13%, 10/31/2016 - 05/15/2019	1,455	1,627
3.25%, 12/31/2016 - 03/31/2017	5,250	5,869
3.50%, 02/15/2018	100	114
4.75%, 08/15/2017	535	644
6.13%, 08/15/2029	100	152
U.S. Treasury STRIPS
0.09%, 08/15/2012 ▲	250	250
0.28%, 02/15/2014 ▲	300	298
0.30%, 05/15/2014 ▲	270	268
0.39%, 11/15/2014 ▲	100	99
0.76%, 05/15/2016 ▲	2,200	2,127
0.84%, 08/15/2016 ▲	2,850	2,740
0.91%, 11/15/2016 ▲	500	478
0.97%, 02/15/2017 ▲	10,850	10,314
1.10%, 08/15/2017 ▲	500	470
1.17%, 11/15/2017 ▲	250	233
1.23%, 02/15/2018 ▲	50	46
1.34%, 08/15/2018 ▲	100	91
1.47%, 02/15/2019 ▲	155	140
1.53%, 05/15/2019 ▲	150	134
1.59%, 08/15/2019 ▲	850	753
1.69%, 02/15/2020 - 05/15/2020 ▲	300	262
1.79%, 05/15/2020 ▲	6,702	5,776
1.82%, 08/15/2020 ▲	4,200	3,591
1.88%, 11/15/2020 ▲	200	170
1.98%, 05/15/2021 ▲	150	125
2.01%, 08/15/2021 ▲	300	247
2.07%, 11/15/2021 ▲	750	612
2.12%, 02/15/2022 ▲	350	283
2.30%, 02/15/2023 ▲	750	582
2.34%, 05/15/2023 ▲	250	192
2.48%, 05/15/2024 ▲	200	148
2.51%, 08/15/2024 ▲	100	73
2.54%, 11/15/2024 ▲	200	145
2.68%, 02/15/2026 ▲	100	69
2.74%, 11/15/2026 ▲	550	367

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury STRIPS (continued)
2.76%, 02/15/2027 ▲	$700	$463
2.77%, 05/15/2027 ▲	300	197
2.80%, 08/15/2027 ▲	200	130
2.83%, 02/15/2028 - 05/15/2028 ▲	250	159
2.84%, 08/15/2028 ▲	250	156
2.86%, 02/15/2029 ▲	750	462
2.87%, 05/15/2029 ▲	150	91
2.88%, 08/15/2029 ▲	350	212
2.89%, 11/15/2029 - 02/15/2030 ▲	1,550	922
2.90%, 08/15/2030 ▲	350	205
2.91%, 11/15/2030 ▲	275	159
2.93%, 05/15/2031 ▲	50	28
2.94%, 08/15/2031 - 11/15/2031 ▲	650	365
2.95%, 02/15/2032 ▲	200	111
2.97%, 08/15/2032 ▲	50	27
2.98%, 11/15/2032 ▲	450	243
2.99%, 05/15/2033 ▲	300	159
3.00%, 08/15/2033 ▲	400	210
3.01%, 11/15/2033 ▲	200	104
3.02%, 02/15/2034 ▲	200	103
3.04%, 05/15/2034 ▲	100	51
3.05%, 02/15/2035 ▲	50	25

Total U.S. Government Obligations (cost $58,697)		65,581

U.S. GOVERNMENT AGENCY OBLIGATIONS - 44.4%
Fannie Mae
Zero Coupon, 06/01/2017	300	276
0.54%, 06/27/2036 *	389	385
0.55%, 11/25/2046 *	687	682
0.64%, 04/25/2035 - 08/25/2036 *	309	307
2.42%, 01/01/2036 *	152	160
2.97%, 11/01/2018	491	510
3.38%, 01/01/2018	500	531
3.54%, 01/01/2018	494	528
3.59%, 10/01/2020	100	107
3.64%, 10/01/2020	1,427	1,525
3.65%, 07/25/2021	866	916
3.73%, 06/25/2021	500	543
3.74%, 06/01/2018	1,495	1,607
3.76%, 06/25/2021 - 07/25/2021	2,000	2,151
3.77%, 08/01/2021	700	753
3.86%, 07/01/2021	994	1,075
3.87%, 08/01/2021	997	1,078
3.92%, 08/01/2021	1,500	1,628
3.97%, 06/01/2021 - 07/01/2021	996	1,083
3.98%, 08/01/2021	995	1,080
3.99%, 07/01/2021	497	541
4.00%, 07/01/2018 - 04/25/2033	1,514	1,609
4.02%, 08/01/2021	1,341	1,464
4.05%, 08/01/2021	997	1,089
4.06%, 07/01/2021 - 09/01/2021	1,498	1,639
4.16%, 03/01/2021	495	544
4.23%, 03/01/2020	968	1,065
4.24%, 06/01/2021	1,000	1,104
4.25%, 04/01/2021	500	553

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
4.29%, 06/01/2021	$498	$554
4.32%, 06/01/2021	796	882
4.38%, 04/01/2021	400	445
4.39%, 05/01/2021	250	278
4.45%, 07/01/2026	498	551
4.50%, 08/01/2018 - 08/25/2033	2,618	2,830
4.65%, 06/01/2021	994	1,121
5.00%, 12/01/2016 - 08/25/2040	7,858	8,673
5.23%, 01/01/2038 *	152	162
5.50%, 03/01/2017 - 07/25/2038	8,600	9,537
5.75%, 06/25/2033	750	864
6.00%, 08/01/2014 - 11/25/2039	6,371	6,990
6.29%, 12/25/2042 *	264	302
6.50%, 03/01/2017 - 05/25/2044 *	2,447	2,729
6.79%, 07/25/2023 *	495	555
7.00%, 09/01/2017 - 11/25/2041	3,786	4,403
7.07%, 08/25/2033 *	181	184
7.12%, 12/25/2042 *	129	150
8.00%, 05/25/2022 - 06/01/2039	164	192
8.63%, 03/25/2034 *	50	51
9.00%, 10/01/2019 - 06/01/2025	56	60
9.50%, 06/25/2018	88	99
10.00%, 03/25/2032 *	22	24
10.73%, 07/25/2035 *	177	187
12.01%, 09/25/2033 *	63	68
13.01%, 07/25/2033 *	155	167
13.41%, 03/25/2038 *	51	60
13.95%, 12/25/2032 *	46	53
14.13%, 12/25/2031 *	10	10
14.93%, 11/25/2031 *	112	149
15.69%, 05/25/2034 *	118	140
16.64%, 07/25/2035 *	228	279
18.72%, 04/25/2034 - 05/25/2034 *	576	743
18.99%, 08/25/2032 *	129	176
22.83%, 05/25/2034 *	45	56
23.49%, 03/25/2036 *	127	177
24.23%, 02/25/2032 *	30	47
25.03%, 10/25/2036 *	53	70
25.39%, 12/25/2036 *	71	108
Fannie Mae, IO
0.98%, 08/25/2042 *	1,279	33
4.00%, 10/25/2014	460	26
4.68%, 04/25/2041 *	786	65
5.00%, 03/25/2023	329	30
5.50%, 05/25/2033	18	1
5.56%, 09/25/2038 *	991	121
5.62%, 02/25/2038 *	827	101
5.81%, 06/25/2037 *	504	68
5.89%, 12/25/2039 *	250	31
5.91%, 03/25/2038 *	230	32
6.13%, 04/25/2040 *	334	49
6.19%, 01/25/2038 *	164	10
6.21%, 06/25/2023 *	180	22
6.25%, 09/25/2037 *	205	32
6.26%, 02/25/2039 *	254	40
6.29%, 06/25/2036 *	237	34

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae, IO (continued)
6.50%, 05/25/2033	$138	$23
6.86%, 07/25/2037 *	462	70
7.00%, 06/25/2033	136	24
Fannie Mae, PO
01/25/2019 - 11/25/2036	2,904	2,724
Fannie Mae STRIPS
3.11%, 11/15/2021 ▲	400	307
Fannie Mae STRIPS, PO
08/01/2032	253	237
Freddie Mac
0.63%, 07/15/2034 *	557	555
0.72%, 02/15/2037 *	94	94
2.14%, 08/01/2036 *	154	161
2.17%, 10/01/2036 *	91	96
2.20%, 07/01/2036 *	132	138
2.44%, 11/01/2036 *	130	137
2.49%, 10/01/2036 *	104	109
2.51%, 03/01/2037 *	138	146
2.54%, 09/01/2034 *	134	141
4.00%, 05/01/2019 - 12/15/2041	1,448	1,526
4.50%, 12/15/2018 - 05/01/2041	2,383	2,494
4.72%, 09/20/2012	165	169
4.92%, 02/01/2036 *	700	747
4.99%, 01/01/2035 *	259	278
5.00%, 10/01/2017 - 05/15/2041	3,389	3,732
5.50%, 09/15/2013 - 08/15/2038	7,678	8,503
5.50%, 05/15/2041 *	295	295
5.56%, 05/01/2036 *	196	209
6.00%, 12/15/2013 - 09/15/2036	6,664	7,519
6.03%, 06/01/2036 *	445	478
6.30%, 02/01/2037 *	280	291
6.38%, 03/15/2032	351	384
6.40%, 11/15/2023	130	137
6.43%, 12/01/2036 *	62	68
6.50%, 10/15/2013 - 02/25/2043	3,527	3,949
6.93%, 07/25/2032 *	313	349
7.00%, 03/15/2024 - 02/25/2043	3,688	4,209
7.25%, 09/15/2030 - 12/15/2030	618	715
7.50%, 02/15/2023 - 08/15/2030	374	441
7.50%, 08/25/2042 *	125	147
8.00%, 01/15/2030	468	554
8.50%, 09/15/2020	70	77
8.58%, 10/15/2033 - 11/15/2033 *	114	117
8.66%, 01/15/2034 *	431	442
8.73%, 10/15/2033 *	38	40
9.78%, 07/15/2032 *	186	200
11.44%, 11/15/2033 *	4	4
12.73%, 07/15/2033 *	255	294
13.64%, 05/15/2030 *	97	105
14.25%, 09/15/2033 *	56	64
16.57%, 02/15/2040 *	100	136
23.47%, 06/15/2034 *	238	335
Freddie Mac, IO
1.42%, 09/15/2012	331	2
4.35%, 01/15/2040 *	793	43
4.50%, 07/15/2037	456	51
5.00%, 09/15/2035	366	56

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, IO (continued)
5.50%, 07/15/2024	$93	$7
5.72%, 11/15/2037 - 02/15/2039 *	962	107
5.92%, 06/15/2038 *	1,053	160
6.14%, 11/15/2037 *	377	61
6.52%, 04/15/2038 *	278	36
6.72%, 02/15/2033 *	33	1
6.82%, 03/13/2033 - 07/15/2036 *	472	55
7.27%, 02/15/2033 *	27	1
7.42%, 07/15/2017 *	233	21
7.72%, 03/15/2032 *	128	27
Freddie Mac, PO
03/15/2019 - 01/15/2040	3,140	2,887
Ginnie Mae
5.00%, 04/16/2023 - 07/16/2033	1,609	1,900
5.50%, 12/20/2013 - 09/20/2039	3,621	4,131
5.54%, 07/20/2040 *	987	1,124
6.00%, 08/20/2016 - 08/20/2039	1,131	1,275
6.50%, 03/15/2023 - 06/20/2033	4,924	5,727
7.00%, 07/15/2017	41	45
7.33%, 11/20/2030	39	45
7.50%, 11/20/2029 - 09/20/2030	256	285
8.00%, 01/15/2016 - 06/20/2030	168	193
8.50%, 02/16/2030	439	553
9.00%, 05/16/2027	28	33
12.83%, 10/20/2037 *	150	179
15.75%, 06/17/2035 *	104	133
16.10%, 05/18/2034 *	87	106
18.89%, 04/16/2034 *	103	140
19.35%, 09/20/2037 *	85	108
22.28%, 04/20/2037 *	195	273
28.07%, 09/20/2034 *	106	181
31.27%, 04/20/2031 *	26	47
Ginnie Mae, IO
5.42%, 12/20/2038 *	248	26
5.50%, 01/20/2032 - 10/16/2037	847	125
5.55%, 02/20/2038 *	424	57
5.72%, 11/20/2037 *	412	57
5.80%, 06/20/2039 *	387	56
5.82%, 10/20/2034 - 08/20/2039 *	1,113	168
5.92%, 03/20/2037 - 06/20/2038 *	786	113
5.99%, 04/20/2039 *	441	56
6.02%, 09/20/2035 - 03/20/2039 *	1,163	159
6.07%, 03/20/2039 *	444	57
6.12%, 05/16/2038 - 06/16/2039 *	1,592	229
6.19%, 06/16/2037 *	351	47
6.22%, 03/16/2034 - 10/20/2037 *	1,114	127
6.27%, 11/20/2037 - 12/20/2037 *	407	62
6.42%, 07/20/2036 *	289	36
6.47%, 11/20/2033 - 07/20/2037 *	781	132
6.49%, 08/20/2037 *	635	110
6.50%, 03/20/2039	195	38
6.53%, 04/16/2037 *	186	30
6.62%, 03/20/2038 *	217	37
6.67%, 10/20/2032 *	500	61
7.67%, 04/16/2032 *	221	50
Ginnie Mae, PO
02/17/2033 - 01/20/2038	979	863

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Residual Funding Corp. STRIPS, PO
2.21%, 07/15/2020 ▲	$200	$167
Tennessee Valley Authority
4.63%, 09/15/2060	22	26
Tennessee Valley Authority Generic STRIPS
2.40%, 05/01/2019 ▲	200	171
Tennessee Valley Authority Principal STRIPS
4.13%, 01/15/2038 ▲	150	57

Total U.S. Government Agency Obligations (cost $131,725)		138,421

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Israel Government AID Bond
2.23%, 08/15/2018 ▲	$500	447
2.38%, 03/15/2019 ▲	1,000	876
3.36%, 02/15/2025 ▲	500	331
Province of Ontario Canada
2.70%, 06/16/2015	100	105
United Mexican States
6.38%, 01/16/2013	75	78
7.50%, 04/08/2033	300	423

Total Foreign Government Obligations (cost $2,076)		2,260

MORTGAGE-BACKED SECURITIES - 9.6%
American General Mortgage Loan Trust
Series 2009-1, Class A4
5.75%, 09/25/2048 - 144A *	250	251
Series 2009-1, Class A5
5.75%, 09/25/2048 - 144A *	200	202
Series 2009-1, Class A7
5.75%, 09/25/2048 - 144A *	200	203
Series 2010-1A, Class A1
5.15%, 03/25/2058 - 144A *	121	124
ASG Resecuritization Trust
Series 2009-1, Class A60
5.03%, 06/26/2037 - 144A *	239	237
Series 2009-2, Class A55
5.22%, 05/24/2036 - 144A *	101	100
Series 2009-3, Class A65
5.09%, 03/26/2037 - 144A *	274	271
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	285	295
Series 2010-3, Class 2A22
0.48%, 10/28/2036 - 144A *	139	137
Banc of America Alternative Loan Trust
Series 2003-7, Class 2A4
5.00%, 09/25/2018	51	52
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class ASB
5.19%, 09/10/2047 *	122	128
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.68%, 03/20/2035 *	391	344
Series 2010-R11A, Class 1A6
5.36%, 08/26/2035 - 144A *	171	178
Banc of America Funding Corp., PO
Series 2004-1
03/25/2034	82	60

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Corp., PO (continued)
Series 2005-7, Class 30
11/25/2035	$122	$88
Series 2005-8, Class 30
01/25/2036	45	37
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	50	51
Banc of America Mortgage Securities, Inc.
Series 2004-3, Class 1A26
5.50%, 04/25/2034	400	408
BCAP LLC Trust
Series 2010-RR7, Class 2A1
4.98%, 07/26/2045 - 144A *	286	272
Series 2011-RR10, Class 2A1
0.71%, 09/26/2037 - 144A *	490	432
Bear Stearns Adjustable Rate Mortgage Trust
Series 2006-1, Class A1
2.52%, 02/25/2036 *	260	216
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	218	227
Series 2007-A1, Class 1A3
2.76%, 02/25/2037 *	417	404
Series 2007-A2, Class 2A1
2.77%, 07/25/2037 *	176	172
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5
5.25%, 10/25/2033	195	198
Series 2011-3, Class 1A1
0.37%, 02/25/2047 - 144A *	137	134
Series 2011-10, Class 4A1
0.45%, 02/25/2046 - 144A *	171	162
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class B
6.30%, 07/16/2034 - 144A	4,000	4,012
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	394	374
Series 2004-18CB, Class 2A4
5.70%, 09/25/2034	139	142
Series 2005-26CB, Class A10
12.52%, 07/25/2035 *	9	9
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	476	408
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	198	152
Countrywide Alternative Loan Trust, IO
Series 2005-20CB, Class 3A8
4.46%, 07/25/2035 *	867	97
Series 2005-22T1, Class A2
4.78%, 06/25/2035 *	1,672	179
Series 2005-J1, Class 1A4
4.81%, 02/25/2035 *	897	103
Countrywide Alternative Loan Trust, PO
Series 2003-J1
10/25/2033	71	59

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2004-3, Class A4
5.75%, 04/25/2034	$222	$228
Series 2004-3, Class A26
5.50%, 04/25/2034	370	381
Series 2004-7, Class 2A1
2.28%, 06/25/2034 *	71	60
Series 2004-8, Class 2A1
4.50%, 06/25/2019	118	121
Series 2004-HYB1, Class 2A
2.80%, 05/20/2034 *	66	55
Series 2005-22, Class 2A1
2.74%, 11/25/2035 *	400	258
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	170	172
Series 2003-27, Class 5A4
5.25%, 11/25/2033	212	219
Series 2004-5, Class 3A1
5.25%, 08/25/2019	83	86
Credit Suisse First Boston Mortgage Securities Corp., PO
Series 2002-34, Class 3P
01/25/2033	42	34
Credit Suisse Mortgage Capital Certificates
Series 2010-11R, Class A1
1.30%, 06/28/2047 - 144A *	114	113
Series 2010-12R, Class 14A1
2.68%, 09/26/2046 - 144A *	115	113
Series 2011-6R, Class 3A1
2.86%, 07/28/2036 - 144A *	161	151
Series 2011-7R, Class A1
1.54%, 08/28/2047 - 144A *	415	407
Series 2011-9R, Class A1
2.29%, 03/27/2046 - 144A *	538	534
Deutsche Mortgage Securities, Inc.
Series 2010-RS2, Class A1
1.51%, 06/28/2047 - 144A *	182	180
Fannie Mae
1.03%, 02/17/2022	500	500
1.99%, 01/01/2017	1,000	1,002
3.12%, 01/01/2022	500	510
First Horizon Asset Securities, Inc.
Series 2004-AR7, Class 2A1
2.63%, 02/25/2035 *	30	29
GMAC Mortgage Corp., Loan Trust
Series 2003-J7, Class A10
5.50%, 11/25/2033	96	101
Series 2004-J5, Class A7
6.50%, 01/25/2035	117	123
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.64%, 03/25/2035 - 144A *	345	279
Series 2005-RP3, Class 1AF
0.64%, 09/25/2035 - 144A *	201	157
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	480	500
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	257	269

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust (continued)
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	$386	$374
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	238	187
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	500	468
Impac Secured Assets CMN Owner Trust
Series 2006-1, Class 2A1
0.64%, 05/25/2036 *	257	215
Series 2006-2, Class 2A1
0.64%, 08/25/2036 *	118	104
IndyMac Index Mortgage Loan Trust, IO
Series 2005-AR11, Class A7
0.15%, 08/25/2035 *	1,569	4
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A4
5.33%, 08/12/2040 *	372	389
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	131	142
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3
2.65%, 11/25/2033 *	181	166
LVII Resecuritization Trust
Series 2009-2, Class A5
3.00%, 09/27/2037 - 144A *	200	197
MASTR Adjustable Rate Mortgages Trust
Series 2004-3, Class 4A2
2.25%, 04/25/2034 *	59	51
Series 2004-13, Class 2A1
2.66%, 04/21/2034 *	256	245
Series 2004-13, Class 3A7
2.72%, 11/21/2034 *	100	91
MASTR Alternative Loans Trust
Series 2004-5, Class 5A1
4.75%, 06/25/2019	130	131
Series 2004-10, Class 1A1
4.50%, 09/25/2019	144	147
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	360	375
MASTR Resecuritization Trust, PO
Series 2005, Class 3
05/28/2035 - 144A	271	198
Merrill Lynch Mortgage Trust
Series 2005-MCP1, Class ASB
4.67%, 06/12/2043 *	204	212
MLCC Mortgage Investors, Inc.
Series 2004-1, Class 2A1
2.08%, 12/25/2034 *	261	246
Morgan Stanley Capital I
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	125	132
Series 2011-C3, Class A3
4.05%, 07/15/2049	100	106
Morgan Stanley Re-REMIC Trust
Series 2009-IO, Class A2
5.00%, 07/17/2056 - 144A	300	307
Series 2010-C30A, Class A3A
3.25%, 12/17/2043 - 144A	1,000	1,000

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust (continued)
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	$239	$238
Mortgage IT Trust
Series 2005-1, Class 1A1
0.61%, 02/25/2035 *	84	64
Nomura Asset Acceptance Corp.
Series 2003-A1, Class A2
6.00%, 05/25/2033	18	18
Series 2003-A1, Class A5
7.00%, 04/25/2033	19	20
PHH Alternative Mortgage Trust, IO
Series 2007-2, Class 2X
6.00%, 05/25/2037	488	81
RBSSP Resecuritization Trust
Series 2010-9, Class 7A5
4.00%, 05/26/2037 - 144A *	250	247
Residential Accredit Loans, Inc.
Series 2002-QS16, Class A3
16.01%, 10/25/2017 *	30	33
Series 2003-QS3, Class A2
15.85%, 02/25/2018 *	29	31
Series 2003-QS19, Class A1
5.75%, 10/25/2033	180	187
Series 2004-QS3, Class CB
5.00%, 03/25/2019	213	215
Residential Funding Mortgage Securities I, PO
Series 2004-S6, Class 2A6
06/25/2034	56	47
Sequoia Mortgage Trust
Series 2003-1, Class 1A
0.66%, 04/20/2033 *	200	176
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A *	274	273
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.94%, 10/19/2034 *	108	88
Structured Asset Securities Corp.
Series 2003-21, Class 1A3
5.50%, 07/25/2033	14	14
Series 2003-29, Class 1A1
4.75%, 09/25/2018	387	396
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	200	202
Series 2005-6, Class 4A1
5.00%, 05/25/2035	49	48
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
5.74%, 08/15/2039 *	50	54
Vendee Mortgage Trust
Series 1997-1, Class 2Z
7.50%, 02/15/2027	809	950
Vericrest Opportunity Loan Transferee
Series 2010-NPL1, Class B1
8.00%, 05/25/2039 - 144A *	241	224
Series 2011-NL1A, Class A1
5.93%, 12/26/2050 - 144A	127	127
Series 2011-NL2A, Class A1
5.68%, 06/25/2051 - 144A	108	108

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Vericrest Opportunity Loan Transferee (continued)
Series 2011-NL2A, Class A2
9.32%, 06/25/2051 - 144A	$150	$90
Series 2011-NL3A, Class A1
5.19%, 09/25/2051 - 144A *	164	164
Series 2011-NL3A, Class A2
9.32%, 09/25/2051 - 144A *	112	112
Wachovia Bank Commercial Mortgage Trust, IO
Series 2006-C24, Class XC
0.04%, 03/15/2045 - 144A *	14,916	61
WaMu Mortgage Pass-Through Certificates
Series 2003-AR6, Class A1
2.57%, 06/25/2033 *	128	119
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	215	219
Series 2003-S9, Class A8
5.25%, 10/25/2033	308	317
Series 2003-S11, Class 2A5
16.24%, 11/25/2033 *	39	41
Series 2004-AR3, Class A2
2.56%, 06/25/2034 *	66	64
Series 2005-4, Class CB7
5.50%, 06/25/2035	460	370
WaMu Mortgage Pass-Through Certificates, IO
Series 2005-2, Class 1A4
4.76%, 04/25/2035 *	1,346	163
Series 2005-3, Class CX
5.50%, 05/25/2035	443	68
WaMu Mortgage Pass-Through Certificates, PO
Series 2003-MS7, Class P
03/25/2033	47	42
Wells Fargo Mortgage Backed Securities Trust
Series 2003-11, Class 1A10
4.75%, 10/25/2018	217	223
Series 2003-K, Class 1A1
4.43%, 11/25/2033 *	81	82
Series 2004-7, Class 2A2
5.00%, 07/25/2019	82	85
Series 2004-BB, Class A4
2.62%, 01/25/2035 *	136	130
Series 2004-EE, Class 3A1
2.74%, 12/25/2034 *	73	70
Series 2004-I, Class 1A1
2.69%, 07/25/2034 *	286	263
Series 2004-P, Class 2A1
2.68%, 09/25/2034 *	256	243
Series 2004-V, Class 1A1
2.71%, 10/25/2034 *	132	125
Series 2005-AR8, Class 2A1
2.70%, 06/25/2035 *	97	90

Total Mortgage-Backed Securities (cost $29,665)		29,969

ASSET-BACKED SECURITIES - 2.3%
AH Mortgage Advance Trust
Series SART-1, Class A1
2.63%, 05/10/2042 - 144A	367	365

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
AH Mortgage Advance Trust (continued)
Series SART-1, Class A2
3.37%, 05/10/2043 - 144A	$604	$601
Series SART-2, Class A1
3.27%, 09/15/2043 - 144A	240	239
Series SART-2, Class B1
6.90%, 09/15/2043 - 144A	100	99
American Airlines Pass-Through Trust
Series 2011-2, Class A
8.63%, 04/15/2023	70	71
AmeriCredit Automobile Receivables Trust
Series 2010-3, Class A3
1.14%, 04/08/2015	110	110
Series 2011-3, Class A2
0.84%, 11/10/2014	155	155
Series 2011-4, Class A2
0.92%, 03/09/2015	100	100
Series 2011-4, Class A3
1.17%, 05/09/2016	283	282
Series 2011-5, Class A3
1.55%, 07/08/2016	159	159
Bank of America Auto Trust
Series 2010-2, Class A4
1.94%, 06/15/2017	125	127
CarMax Auto Owner Trust
Series 2011-1, Class A3
1.29%, 09/15/2015	120	121
Series 2011-1, Class A4
2.16%, 09/15/2016	130	133
Series 2011-3, Class A3
1.07%, 06/15/2016	270	269
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-6, Class 1A7
4.28%, 11/25/2034 *	142	134
Chrysler Financial Auto Securitization Trust
Series 2010-A, Class A3
0.91%, 08/08/2013	200	200
Citigroup Mortgage Loan Trust, Inc.
Series 2011-5, Class 1A1
0.48%, 02/25/2046 - 144A *	129	118
Continental Airlines Pass-Through Trust
Series 2007-1A, Class A
5.98%, 04/19/2022	46	48
CPS Auto Trust
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	160	160
Credit-Based Asset Servicing and Securitization LLC
Series 2006-CB1, Class AF2
5.23%, 01/25/2036 *	31	17
CVS Pass-Through Trust
5.93%, 01/10/2034 - 144A	69	71
Delta Air Lines, Inc., Pass-Through Trust
Series 2011-1, Class A
5.30%, 04/15/2019	26	26
Ford Credit Auto Lease Trust
Series 2011-A, Class A2
0.74%, 09/15/2013	180	180

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2009-B, Class A3
2.79%, 08/15/2013	$36	$36
Series 2009-B, Class A4
4.50%, 07/15/2014	125	129
Series 2011-B, Class A2
0.68%, 01/15/2014	100	100
Fortress Opportunities Residential Transaction
Series 2011-1A, Class A1
7.21%, 10/25/2047 - 144A *	317	317
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A
3.69%, 07/15/2015	200	203
Honda Auto Receivables Owner Trust
Series 2011-1, Class A4
1.80%, 04/17/2017	75	76
Huntington Auto Trust
Series 2011-1A, Class A2
0.76%, 04/15/2014 - 144A	240	240
Series 2011-1A, Class A3
1.01%, 01/15/2016 - 144A	200	199
Series 2011-1A, Class A4
1.31%, 11/15/2016 - 144A	200	199
Hyundai Auto Receivables Trust
Series 2010-B, Class A3
0.97%, 04/15/2015	60	60
Series 2010-B, Class A4
1.63%, 03/15/2017	65	66
John Deere Owner Trust
Series 2009-A, Class A3
2.59%, 10/15/2013	5	5
Series 2011-A, Class A3
1.29%, 01/15/2016	40	40
LAI Vehicle Lease Securitization Trust
Series 2010-A, Class A
2.55%, 09/15/2016 - 144A	139	139
Lake Country Mortgage Loan Trust
Series 2006-HE1, Class A3
0.64%, 07/25/2034 - 144A *	146	139
Madison Avenue Manufactured Housing Contract
Series 2002-A, Class M2
2.54%, 03/25/2032 *	250	221
Newcastle Investment Trust
Series 2011-MH1, Class A
2.45%, 12/10/2033 - 144A	43	44
Nissan Auto Receivables Owner Trust
Series 2010-A, Class A3
0.87%, 07/15/2014	95	95
Series 2010-A, Class A4
1.31%, 09/15/2016	60	60
PennyMac Loan Trust
Series 2011-NPL1, Class A
5.25%, 09/25/2051 - 144A *	190	190
Residential Credit Solutions Trust
Series 2011-1, Class A1
6.00%, 03/25/2041 - 144A	130	130
Santander Drive Auto Receivables Trust
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	100	102

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	$30	$30
Saxon Asset Securities Trust
Series 2003-1, Class AF6
4.80%, 06/25/2033 *	81	81
Structured Asset Investment Loan Trust
Series 2005-5, Class A9
0.56%, 06/25/2035 *	100	94
Toyota Auto Receivables Owner Trust
Series 2010-C, Class A3
0.77%, 04/15/2014	150	150
USAA Auto Owner Trust
Series 2009-2, Class A3
1.54%, 10/15/2012	29	29
Series 2009-2, Class A4
2.53%, 06/17/2013	115	117

Total Asset-Backed Securities (cost $7,078)		7,076

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
Ohio State University
4.80%, 06/01/2111	130	136
Port Authority of New York & New Jersey
5.65%, 11/01/2040	100	113
State of Illinois
5.10%, 06/01/2033	200	182

Total Municipal Government Obligations (cost $429)		431

CORPORATE DEBT SECURITIES - 13.0%
Aerospace & Defense - 0.0% ¥
BAE Systems PLC
5.80%, 10/11/2041 - 144A	$92	95
Lockheed Martin Corp.
5.72%, 06/01/2040	51	57
Air Freight & Logistics - 0.0% ¥
United Parcel Service of America, Inc.
8.38%, 04/01/2020	35	50
Auto Components - 0.1%
Johnson Controls, Inc.
3.75%, 12/01/2021	66	68
5.25%, 12/01/2041 ^	100	106
Automobiles - 0.1%
Daimler Finance North America LLC
2.63%, 09/15/2016 - 144A	150	149
7.30%, 01/15/2012	50	50
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019	165	213
Coca-Cola Co.
3.63%, 03/15/2014	50	53
4.88%, 03/15/2019	65	76
Coca-Cola Refreshments USA, Inc.
8.50%, 02/01/2012	50	50
FBG Finance, Ltd.
5.13%, 06/15/2015 - 144A	75	82
PepsiCo, Inc.
0.80%, 08/25/2014	10	10
3.00%, 08/25/2021 ^	20	21
7.90%, 11/01/2018	5	7

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Biotechnology - 0.1%
Amgen, Inc.
3.88%, 11/15/2021	$100	$101
4.50%, 03/15/2020	12	13
5.15%, 11/15/2041	200	207
5.65%, 06/15/2042	25	27
5.70%, 02/01/2019	50	56
5.75%, 03/15/2040	41	45
Capital Markets - 1.4%
Bank of New York Mellon Corp.
2.40%, 01/17/2017	149	149
2.95%, 06/18/2015 ^	60	62
3.55%, 09/23/2021	60	61
4.60%, 01/15/2020 ^	30	33
5.13%, 08/27/2013	35	37
BlackRock, Inc.
6.25%, 09/15/2017	100	116
BP Capital Markets PLC
3.13%, 03/10/2012	50	50
4.74%, 03/11/2021	50	57
5.25%, 11/07/2013	150	161
Charles Schwab Corp.
4.95%, 06/01/2014	20	22
Credit Suisse USA, Inc.
4.88%, 01/15/2015	300	313
5.13%, 08/15/2015	125	132
Deutsche Bank AG
3.25%, 01/11/2016 ^	100	101
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	20	19
3.70%, 08/01/2015	20	20
5.25%, 10/15/2013 - 07/27/2021	73	73
5.95%, 01/18/2018 ^	70	72
6.00%, 06/15/2020	188	193
6.15%, 04/01/2018	100	103
6.25%, 09/01/2017	175	183
7.50%, 02/15/2019	460	509
Jefferies Group, Inc.
6.45%, 06/08/2027	75	62
8.50%, 07/15/2019	180	183
Lehman Brothers Holdings, Inc.
7.88%, 08/15/2010 ‡	1,000	256
Macquarie Group, Ltd.
6.25%, 01/14/2021 - 144A ^	100	96
7.30%, 08/01/2014 - 144A	75	78
7.63%, 08/13/2019 - 144A	75	77
Morgan Stanley
4.75%, 04/01/2014 ^	145	143
5.30%, 03/01/2013 ^	250	253
5.50%, 07/24/2020 ^	138	125
5.63%, 09/23/2019	200	185
5.75%, 01/25/2021	100	93
7.30%, 05/13/2019	100	102
Nomura Holdings, Inc.
5.00%, 03/04/2015	75	76
Northern Trust Corp.
5.50%, 08/15/2013	23	24
UBS AG
5.75%, 04/25/2018	200	207

	Principal (000’s)	Value (000’s)
Chemicals - 0.4%
Dow Chemical Co.
4.13%, 11/15/2021	$61	$63
4.25%, 11/15/2020	38	39
5.25%, 11/15/2041	45	47
7.60%, 05/15/2014	50	57
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016	58	60
4.90%, 01/15/2041 ^	25	28
6.00%, 07/15/2018	150	183
Monsanto Co.
7.38%, 08/15/2012	100	104
Mosaic Co.
3.75%, 11/15/2021 ^	31	31
4.88%, 11/15/2041	8	8
Potash Corp., of Saskatchewan, Inc.
4.88%, 03/01/2013	40	42
PPG Industries, Inc.
5.75%, 03/15/2013	35	37
6.65%, 03/15/2018 ^	90	109
Praxair, Inc.
4.38%, 03/31/2014	75	80
Union Carbide Corp.
7.50%, 06/01/2025	175	207
Commercial Banks - 1.6%
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016 - 144A	250	248
4.88%, 01/12/2021 - 144A ^	100	106
Bank of Nova Scotia
1.65%, 10/29/2015 - 144A ^	100	100
Barclays Bank PLC
2.50%, 01/23/2013	100	100
3.90%, 04/07/2015 ^	100	100
5.13%, 01/08/2020 ^	100	103
BB&T Corp.
3.85%, 07/27/2012	100	102
3.95%, 04/29/2016	50	54
4.90%, 06/30/2017	30	32
5.70%, 04/30/2014	50	55
6.85%, 04/30/2019	75	92
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/2021 ^	150	156
Corp. Andina de Fomento
5.20%, 05/21/2013 ^	100	105
DNB Boligkreditt AS
2.10%, 10/14/2015 - 144A	200	198
HSBC Bank PLC
1.63%, 07/07/2014 - 144A	200	198
4.75%, 01/19/2021 - 144A	225	233
HSBC Holdings PLC
4.88%, 01/14/2022	160	169
6.10%, 01/14/2042	150	170
KeyCorp
6.50%, 05/14/2013 ^	50	53
National Australia Bank, Ltd.
2.75%, 09/28/2015 - 144A	200	199
3.75%, 03/02/2015 - 144A	100	103
PNC Funding Corp.
4.38%, 08/11/2020	67	72

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
PNC Funding Corp. (continued)
5.13%, 02/08/2020	$65	$73
5.25%, 11/15/2015	25	27
5.63%, 02/01/2017	25	27
6.70%, 06/10/2019	50	61
Rabobank Nederland NV
2.13%, 10/13/2015	52	51
Stadshypotek AB
1.45%, 09/30/2013 - 144A	314	313
U.S. Bancorp
2.88%, 11/20/2014	42	44
4.13%, 05/24/2021	34	38
Wachovia Bank NA
6.00%, 11/15/2017	250	276
Wachovia Corp.
5.50%, 05/01/2013	295	311
5.75%, 02/01/2018	325	368
Wells Fargo & Co.
2.63%, 12/15/2016 ^	274	274
3.68%, 06/15/2016 ^	100	104
4.60%, 04/01/2021	50	55
Westpac Banking Corp.
2.45%, 11/28/2016 - 144A	250	248
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.
6.88%, 06/01/2017	50	53
Pitney Bowes, Inc.
4.88%, 08/15/2014	90	96
Waste Management, Inc.
7.38%, 03/11/2019 ^	35	44
Communications Equipment - 0.0% ¥
Cisco Systems, Inc.
5.50%, 02/22/2016	50	58
5.90%, 02/15/2039 ^	70	88
Computers & Peripherals - 0.3%
Dell, Inc.
4.63%, 04/01/2021 ^	65	70
7.10%, 04/15/2028 ^	25	31
Hewlett-Packard Co.
2.95%, 08/15/2012 ^	40	40
4.38%, 09/15/2021 ^	39	40
4.65%, 12/09/2021	87	92
4.75%, 06/02/2014	50	53
5.40%, 03/01/2017	50	55
6.00%, 09/15/2041	275	305
6.13%, 03/01/2014	100	108
HP Enterprise Services LLC - Series B
6.00%, 08/01/2013	50	53
Construction & Engineering - 0.0% ¥
Fluor Corp.
3.38%, 09/15/2021	70	71
Consumer Finance - 0.5%
American Express Co.
7.00%, 03/19/2018 ^	50	60
American Express Credit Corp.
2.80%, 09/19/2016	111	112
American Express Credit Corp. -Series C
5.88%, 05/02/2013	145	152
Capital One Financial Corp.
6.75%, 09/15/2017	110	123

	Principal (000’s)	Value (000’s)
Consumer Finance (continued)
Capital One Financial Corp. (continued)
7.38%, 05/23/2014 ^	$115	$126
Caterpillar Financial Services Corp. -Series F
4.90%, 08/15/2013	100	107
6.20%, 09/30/2013	125	136
7.05%, 10/01/2018 ^	125	159
HSBC Finance Corp.
5.25%, 01/15/2014	100	102
John Deere Capital Corp.
3.15%, 10/15/2021	33	34
Springleaf Finance Corp.
5.38%, 10/01/2012 ^	60	57
Toyota Motor Credit Corp.
2.00%, 09/15/2016	225	227
3.20%, 06/17/2015	58	61
Diversified Financial Services - 2.4%
AGL Capital Corp.
5.88%, 03/15/2041	146	173
Allstate Life Global Funding Trust
5.38%, 04/30/2013	70	74
American Honda Finance Corp.
2.60%, 09/20/2016 - 144A	205	206
ASIF Global Financing XIX
4.90%, 01/17/2013 - 144A	600	605
Bank of America Corp.
5.00%, 05/13/2021 ^	25	23
5.63%, 07/01/2020	45	42
5.75%, 12/01/2017	65	61
7.63%, 06/01/2019	50	52
Bank of America Corp. -Series L
7.38%, 05/15/2014	100	104
Bank of America Corp. -Series MTNL
5.65%, 05/01/2018	20	19
Blackstone Holdings Finance Co., LLC
5.88%, 03/15/2021 - 144A	100	98
Capital One Bank USA NA
8.80%, 07/15/2019	250	286
Citigroup, Inc.
4.59%, 12/15/2015	66	66
4.75%, 05/19/2015	70	71
5.00%, 09/15/2014	400	396
5.38%, 08/09/2020	36	37
5.50%, 04/11/2013	50	51
6.00%, 08/15/2017	300	314
6.01%, 01/15/2015	50	52
8.13%, 07/15/2039	50	61
8.50%, 05/22/2019	50	59
CME Group, Inc.
5.40%, 08/01/2013 ^	250	266
Conoco Funding Co.
7.25%, 10/15/2031	50	69
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016 ^	100	117
Countrywide Financial Corp.
6.25%, 05/15/2016	75	71
Diageo Capital PLC
4.83%, 07/15/2020 ^	25	28
Diageo Finance BV
5.50%, 04/01/2013	75	79

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
ERAC USA Finance LLC
2.25%, 01/10/2014 - 144A	$20	$20
4.50%, 08/16/2021 - 144A ^	36	37
FUEL Trust
3.98%, 06/15/2016 - 144A	200	200
General Electric Capital Corp.
2.25%, 11/09/2015	225	226
4.38%, 09/16/2020	50	51
4.63%, 01/07/2021	50	52
5.30%, 02/11/2021 ^	25	27
5.63%, 05/01/2018 ^	625	700
5.88%, 02/15/2012	150	151
5.90%, 05/13/2014	150	164
6.00%, 06/15/2012	820	837
6.75%, 03/15/2032	210	246
GTP Acquisition Partners I LLC
4.35%, 06/15/2016 - 144A	102	102
John Deere Capital Corp.
5.25%, 10/01/2012	75	78
MassMutual Global Funding II
3.63%, 07/16/2012 - 144A	100	102
Merrill Lynch & Co., Inc.
5.45%, 07/15/2014 ^	235	233
6.15%, 04/25/2013	170	172
6.88%, 04/25/2018	60	59
Merrill Lynch & Co., Inc. -Series C
6.40%, 08/28/2017	395	382
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/2014 ^	75	81
Principal Life Global Funding I
5.05%, 03/15/2015 - 144A	100	108
6.25%, 02/15/2012 - 144A	350	352
Textron Financial Corp.
5.40%, 04/28/2013 ^	40	41
Tyco International Finance SA
8.50%, 01/15/2019	40	52
Diversified Telecommunication Services - 0.9%
AT&T Corp.
8.00%, 11/15/2031	4	6
AT&T, Inc.
4.45%, 05/15/2021	50	55
4.85%, 02/15/2014	150	162
4.95%, 01/15/2013	210	218
5.10%, 09/15/2014	45	50
5.35%, 09/01/2040 ^	113	127
5.50%, 02/01/2018	75	87
5.60%, 05/15/2018	75	87
BellSouth Corp.
5.20%, 09/15/2014	5	6
6.88%, 10/15/2031 ^	50	62
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	31	33
British Telecommunications PLC
9.63%, 12/15/2030	150	211
Centel Capital Corp.
9.00%, 10/15/2019	40	45
CenturyLink, Inc.
6.45%, 06/15/2021	90	90

	Principal (000’s)	Value (000’s)
Diversified Telecommunication Services (continued)
CenturyLink, Inc. (continued)
7.60%, 09/15/2039	$60	$59
Deutsche Telekom International Finance BV
4.88%, 07/08/2014	75	80
8.75%, 06/15/2030	75	105
France Telecom SA
2.75%, 09/14/2016	70	70
GTE Corp.
6.84%, 04/15/2018	200	239
Qwest Corp.
6.75%, 12/01/2021	148	161
Telecom Italia Capital SA
4.95%, 09/30/2014	100	93
5.25%, 11/15/2013	60	58
Telefonica Emisiones SAU
5.86%, 02/04/2013	100	102
5.88%, 07/15/2019 ^	40	40
Verizon Global Funding Corp.
5.85%, 09/15/2035	25	30
Verizon Pennsylvania, Inc.
8.35%, 12/15/2030	400	499
Electric Utilities - 1.0%
Alabama Power Co.
6.13%, 05/15/2038 ^	11	15
Carolina Power & Light Co.
3.00%, 09/15/2021	55	57
5.30%, 01/15/2019 ^	70	82
CenterPoint Energy Houston Electric LLC - Series M2
5.75%, 01/15/2014	60	66
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50	63
Columbus Southern Power Co. - Series G
6.05%, 05/01/2018	30	35
Duke Energy Carolinas LLC
4.25%, 12/15/2041	21	22
Duke Energy Corp.
5.63%, 11/30/2012	100	104
6.25%, 01/15/2012	100	100
Duke Energy Indiana, Inc.
6.35%, 08/15/2038	80	106
Exelon Generation Co., LLC
4.00%, 10/01/2020	60	62
Florida Power & Light Co.
5.95%, 10/01/2033 - 02/01/2038	300	385
Florida Power Corp.
4.80%, 03/01/2013	50	52
Indiana Michigan Power Co.
7.00%, 03/15/2019	30	37
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	15	19
Kansas City Power & Light Co.
5.30%, 10/01/2041	100	108
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 ^	90	95
Nevada Power Co.
5.38%, 09/15/2040 ^	12	14
5.45%, 05/15/2041	50	59
6.50%, 08/01/2018 ^	50	60

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Electric Utilities (continued)
Nextera Energy Capital Holdings, Inc.
6.00%, 03/01/2019	$25	$29
7.88%, 12/15/2015	30	36
Niagara Mohawk Power Corp.
4.88%, 08/15/2019 - 144A	40	45
NiSource Finance Corp.
5.80%, 02/01/2042	118	122
Ohio Power Co.
5.75%, 09/01/2013	100	107
Oncor Electric Delivery Co., LLC
5.95%, 09/01/2013	20	21
6.80%, 09/01/2018	65	79
Pacific Gas & Electric Co.
4.50%, 12/15/2041	96	98
PacifiCorp
5.65%, 07/15/2018	25	30
PECO Energy Co.
5.35%, 03/01/2018 ^	50	59
PPL Energy Supply LLC
4.60%, 12/15/2021	130	131
Public Service Co., of Colorado
5.80%, 08/01/2018	20	24
6.50%, 08/01/2038	45	63
Public Service Co., of Oklahoma
4.40%, 02/01/2021	30	33
Public Service Electric & Gas Co.
5.30%, 05/01/2018 ^	30	36
5.38%, 11/01/2039	14	17
6.33%, 11/01/2013	60	66
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44	45
Southern California Edison Co.
3.90%, 12/01/2041	30	30
4.15%, 09/15/2014	25	27
5.50%, 08/15/2018	65	78
6.05%, 03/15/2039	60	79
Southern Co.
1.95%, 09/01/2016	13	13
4.15%, 05/15/2014	85	91
Virginia Electric and Power Co.
5.40%, 04/30/2018	100	119
Wisconsin Electric Power Co.
2.95%, 09/15/2021 ^	2	2
6.00%, 04/01/2014	35	39
Electronic Equipment & Instruments - 0.0% ¥
Arrow Electronics, Inc.
3.38%, 11/01/2015 ^	20	20
7.50%, 01/15/2027	100	109
Energy Equipment & Services - 0.2%
Halliburton Co.
7.45%, 09/15/2039	100	145
7.60%, 08/15/2096 - 144A	50	69
Spectra Energy Capital LLC
5.50%, 03/01/2014 ^	125	134
8.00%, 10/01/2019	50	63
TransCanada PipeLines, Ltd.
4.00%, 06/15/2013	50	52
7.13%, 01/15/2019	70	89

	Principal (000’s)	Value (000’s)
Food & Staples Retailing - 0.0% ¥
CVS Caremark Corp.
5.75%, 05/15/2041	$40	$48
6.13%, 09/15/2039	20	24
Kroger Co.
5.40%, 07/15/2040	12	13
6.15%, 01/15/2020 ^	50	61
Food Products - 0.3%
Bunge NA Finance, LP
5.90%, 04/01/2017	16	17
Bunge, Ltd. Finance Corp.
5.88%, 05/15/2013	35	36
8.50%, 06/15/2019	55	67
Cargill, Inc.
6.00%, 11/27/2017 - 144A	100	119
General Mills, Inc.
6.00%, 02/15/2012	18	18
Kellogg Co.
4.25%, 03/06/2013	80	83
Kraft Foods, Inc.
6.13%, 02/01/2018	100	118
6.50%, 08/11/2017 - 02/09/2040	125	157
6.88%, 02/01/2038	50	66
7.00%, 08/11/2037	75	100
Gas Utilities - 0.0% ¥
Atmos Energy Corp.
8.50%, 03/15/2019	35	46
Southern California Gas Co.
4.80%, 10/01/2012	100	103
Health Care Equipment & Supplies - 0.0% ¥
Baxter International, Inc.
4.00%, 03/01/2014	25	27
Health Care Providers & Services - 0.0% ¥
UnitedHealth Group, Inc.
3.38%, 11/15/2021	94	97
WellPoint, Inc.
5.88%, 06/15/2017	13	15
7.00%, 02/15/2019	9	11
Household Durables - 0.0% ¥
Newell Rubbermaid, Inc.
4.70%, 08/15/2020 ^	33	35
Household Products - 0.0% ¥
Kimberly-Clark Corp.
7.50%, 11/01/2018 ^	15	20
Independent Power Producers & Energy Traders - 0.0% ¥
PSEG Power LLC
4.15%, 09/15/2021 ^	33	34
5.13%, 04/15/2020	92	103
Industrial Conglomerates - 0.1%
Eaton Corp.
7.63%, 04/01/2024	75	103
Koninklijke Philips Electronics NV
5.75%, 03/11/2018	14	16
7.20%, 06/01/2026	20	27
Tyco International, Ltd.
7.00%, 12/15/2019	20	25
Insurance - 0.7%
Aflac, Inc.
6.45%, 08/15/2040	17	18
8.50%, 05/15/2019	30	37
AON Corp.
3.50%, 09/30/2015	23	24

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Insurance (continued)
AON Corp. (continued)
6.25%, 09/30/2040	$18	$22
Berkshire Hathaway Finance Corp.
2.45%, 12/15/2015	33	34
4.00%, 04/15/2012	100	101
4.60%, 05/15/2013	100	105
5.40%, 05/15/2018 ^	50	58
Berkshire Hathaway, Inc.
3.75%, 08/15/2021 ^	134	139
CNA Financial Corp.
5.85%, 12/15/2014	50	53
5.88%, 08/15/2020	45	46
Jackson National Life Global Funding
5.38%, 05/08/2013 - 144A	100	105
Lincoln National Corp.
4.85%, 06/24/2021	12	12
MetLife Institutional Funding II
1.48%, 04/04/2014 - 144A *	100	100
Metropolitan Life Global Funding I
3.65%, 06/14/2018 - 144A	125	130
5.13%, 04/10/2013 - 144A	100	104
Nationwide Mutual Insurance Co.
9.38%, 08/15/2039 - 144A	195	236
New York Life Global Funding
3.00%, 05/04/2015 - 144A ^	200	209
Pricoa Global Funding I
5.45%, 06/11/2014 - 144A	150	162
Prudential Insurance Co. of America
8.30%, 07/01/2025 - 144A	150	192
Travelers Cos., Inc.
5.80%, 05/15/2018	50	59
Travelers Life & Annunity Global Funding I
5.13%, 08/15/2014 - 144A	100	108
IT Services - 0.1%
International Business Machines Corp.
6.22%, 08/01/2027	250	325
Machinery - 0.0% ¥
Ingersoll-Rand Co. Ltd.
6.39%, 11/15/2027	25	30
PACCAR, Inc.
6.38%, 02/15/2012	15	15
Parker Hannifin Corp.
5.50%, 05/15/2018	20	24
Media - 0.9%
CBS Corp.
5.75%, 04/15/2020	17	19
7.88%, 07/30/2030	45	57
8.88%, 05/15/2019	20	26
Comcast Cable Holdings LLC
9.80%, 02/01/2012	300	302
Comcast Corp.
6.45%, 03/15/2037	50	61
6.50%, 01/15/2017 - 11/15/2035	100	119
COX Communications, Inc.
8.38%, 03/01/2039 - 144A	60	80
DIRECTV Holdings LLC
4.60%, 02/15/2021 ^	125	130
5.00%, 03/01/2021 ^	33	35
Historic TW, Inc.
9.15%, 02/01/2023	500	684

	Principal (000’s)	Value (000’s)
Media (continued)
NBCUniversal Media LLC
4.38%, 04/01/2021	$50	$53
News America, Inc.
6.65%, 11/15/2037	50	57
7.30%, 04/30/2028	50	57
8.88%, 04/26/2023 ^	80	105
TCI Communications, Inc.
8.75%, 08/01/2015	100	121
Thomson Reuters Corp.
3.95%, 09/30/2021	126	130
4.70%, 10/15/2019 ^	15	17
5.95%, 07/15/2013 ^	35	37
Time Warner Cable, Inc.
5.50%, 09/01/2041	90	95
6.75%, 07/01/2018	60	71
7.30%, 07/01/2038	100	122
8.25%, 02/14/2014	50	56
8.75%, 02/14/2019	50	64
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	25	33
Viacom, Inc.
3.88%, 12/15/2021	72	74
Walt Disney Co.
4.13%, 12/01/2041	60	62
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	50	55
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020	12	12
3.75%, 09/20/2021 ^	80	84
8.95%, 05/01/2014	35	41
Multiline Retail - 0.1%
Kohl’s Corp.
4.00%, 11/01/2021	30	31
6.25%, 12/15/2017 ^	15	18
Nordstrom, Inc.
4.00%, 10/15/2021	35	36
Target Corp.
6.00%, 01/15/2018	100	122
Multi-Utilities - 0.1%
Dominion Resources, Inc. - Series B
6.25%, 06/30/2012	144	148
PG&E Corp.
5.75%, 04/01/2014	100	109
Sempra Energy
6.50%, 06/01/2016	50	58
8.90%, 11/15/2013	50	56
Xcel Energy, Inc.
4.80%, 09/15/2041 ^	9	10
Office Electronics - 0.0% ¥
Xerox Corp.
5.63%, 12/15/2019 ^	50	55
6.75%, 02/01/2017	50	57
Oil, Gas & Consumable Fuels - 0.5%
AGL Capital Corp.
3.50%, 09/15/2021	75	75
Anadarko Petroleum Corp.
5.75%, 06/15/2014 ^	50	54
8.70%, 03/15/2019	80	102

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018	$25	$29
7.20%, 01/15/2032	20	26
ConocoPhillips
5.75%, 02/01/2019 ^	75	90
Devon Energy Corp.
6.30%, 01/15/2019	30	37
EnCana Corp.
6.50%, 05/15/2019 ^	40	48
6.50%, 08/15/2034	40	47
ENI SpA
5.70%, 10/01/2040 - 144A	125	131
Occidental Petroleum Corp.
1.75%, 02/15/2017	28	28
Petro-Canada
6.05%, 05/15/2018	40	47
6.80%, 05/15/2038	50	65
Schlumberger Investment SA
3.30%, 09/14/2021 - 144A	41	42
Shell International Finance BV
6.38%, 12/15/2038	150	206
Statoil ASA
3.13%, 08/17/2017 ^	33	35
3.15%, 01/23/2022	33	34
4.25%, 11/23/2041	27	28
Talisman Energy, Inc.
7.75%, 06/01/2019	60	74
Total Capital SA
2.30%, 03/15/2016	100	103
4.13%, 01/28/2021 ^	29	32
Transocean, Inc.
6.38%, 12/15/2021	26	28
6.50%, 11/15/2020	75	77
7.35%, 12/15/2041	20	22
7.50%, 04/15/2031	25	26
Pharmaceuticals - 0.1%
AstraZeneca PLC
5.40%, 06/01/2014	50	56
Eli Lilly & Co.
3.55%, 03/06/2012	50	50
GlaxoSmithKline Capital, Inc.
4.38%, 04/15/2014	50	54
Real Estate Investment Trusts - 0.1%
ERP Operating, LP
4.63%, 12/15/2021	27	28
Simon Property Group, LP
4.13%, 12/01/2021 ^	67	70
5.63%, 08/15/2014	50	55
6.10%, 05/01/2016	60	68
6.75%, 05/15/2014	30	33
WEA Finance LLC
6.75%, 09/02/2019 - 144A	93	103
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	22	23
3.60%, 09/01/2020	25	26
5.65%, 05/01/2017	50	58
6.70%, 08/01/2028	50	64
CSX Corp.
4.25%, 06/01/2021 ^	22	24
5.50%, 04/15/2041	37	42
6.30%, 03/15/2012 ^	25	25

	Principal (000’s)	Value (000’s)
Road & Rail (continued)
CSX Corp. (continued)
7.90%, 05/01/2017	$60	$75
Norfolk Southern Corp.
3.25%, 12/01/2021	55	56
6.00%, 03/15/2105 - 05/23/2111	217	251
Ryder System, Inc.
3.60%, 03/01/2016	25	26
Union Pacific Corp.
4.16%, 07/15/2022	7	8
5.65%, 05/01/2017	41	48
Union Pacific Corp. -Series 2003-1
4.70%, 01/02/2024	83	91
Semiconductors & Semiconductor Equipment - 0.0% ¥
Intel Corp.
3.30%, 10/01/2021	86	91
Software - 0.1%
Intuit, Inc.
5.75%, 03/15/2017	15	17
Microsoft Corp.
1.63%, 09/25/2015	60	62
Oracle Corp.
5.25%, 01/15/2016 ^	30	35
5.75%, 04/15/2018	100	120
6.50%, 04/15/2038	30	41
Specialty Retail - 0.1%
Gap, Inc.
5.95%, 04/12/2021	53	51
Home Depot, Inc.
5.40%, 03/01/2016 ^	85	98
Lowe’s Cos., Inc.
3.80%, 11/15/2021	46	48
5.13%, 11/15/2041	33	37
Staples, Inc.
9.75%, 01/15/2014	45	51
Water Utilities - 0.0% ¥
American Water Capital Corp.
6.09%, 10/15/2017	125	145
Wireless Telecommunication Services - 0.1%
Crown Castle Towers LLC
3.21%, 08/15/2015 - 144A	30	30
Vodafone Group PLC
5.00%, 09/15/2015 ^	115	129

Total Corporate Debt Securities (cost $39,080)		40,628

CONVERTIBLE BONDS - 0.1%
Diversified Financial Services - 0.1%
BA Covered Bond Issuer
5.50%, 06/14/2012 - 144A	400	408
Total Convertible Bonds (cost $400)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	4,381,615	4,382
Total Securities Lending Collateral (cost $4,382)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 9.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $29,937 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $30,535.	$29,937	$29,937
Total Repurchase Agreement (cost $29,937)

Total Investment Securities (cost $303,469)		319,093
Other Assets and Liabilities - Net		(6,966)

Net Assets		$312,127

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
^	All or a portion of this security is on loan. The value of all securities on loan is $4,291.
‡	Non-income producing security.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
In default.
¥	Percentage rounds to less than 0.1%.
Aggregate cost for federal income tax purposes is $303,473. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $17,918 and $2,298, respectively. Net unrealized appreciation for tax purposes is $15,620.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $22,398, or 7.18%, of the fund’s net assets.
IO	Interest Only
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$7,076	$—	$7,076
Convertible Bonds	—	408	—	408
Corporate Debt Securities	—	40,628	—	40,628
Foreign Government Obligations	—	2,260	—	2,260
Mortgage-Backed Securities	—	29,969	—	29,969
Municipal Government Obligations	—	431	—	431
Repurchase Agreements	—	29,937	—	29,937
Securities Lending Collateral	4,382	—	—	4,382
U.S. Government Agency Obligations	—	138,421	—	138,421
U.S. Government Obligations	—	65,581	—	65,581

Total	$4,382	$314,711	$—	$319,093

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $273,532) (including securities loaned of $4,291)	$289,156
Repurchase agreement, at value (cost: $29,937)	29,937
Cash	24
Receivables:
Investment securities sold	60
Shares sold	137
Interest	1,558
Securities lending income (net)	1
Other	—	(A)

	320,873

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	3,152
Shares redeemed	1,005
Management and advisory fees	117
Distribution and service fees	11
Administration fees	5
Trustees fees	—	(A)
Transfer agent fees	—	(A)
Printing and shareholder reports fees	25
Audit and tax fees	9
Other	40
Collateral for securities on loan	4,382

	8,746

Net assets	$312,127

Net assets consist of:
Capital stock ($.01 par value)	$238
Additional paid-in capital	286,742
Undistributed (accumulated) net investment income (loss)	9,564
Undistributed (accumulated) net realized gain (loss) from investment securities	(41)
Net unrealized appreciation (depreciation) on: Investment securities	15,624

Net assets	$312,127

Net assets by class:
Initial Class	$256,418
Service Class	55,709
Shares outstanding:
Initial Class	19,755
Service Class	4,040
Net asset value and offering price per share:
Initial Class	$12.98
Service Class	13.79

(A) Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Interest income (including withholding taxes on foreign income of $– (A))	10,189
Securities lending income (net)	15

10,204

Expenses:
Management and advisory	997
Distribution and service:
Service Class	61
Printing and shareholder reports	58
Custody	124
Administration	44
Legal	14
Audit and tax	14
Trustees	6
Transfer agent	2
Other	5

Total expenses	1,325

Net investment income	8,879

Net realized gain (loss) on transactions from:
Investment securities	644
Net increase in unrealized appreciation (depreciation) on:
Investment securities	6,018

Net realized and unrealized gain	6,662

Net increase in net assets resulting from operations	$15,541

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$8,879	$9,237
Net realized gain (loss) from investment securities	644	1,468
Change in net unrealized appreciation (depreciation) on investment securities	6,018	2,946

Net increase in net assets resulting from operations	15,541	13,651

Distributions to shareholders:
From net investment income:
Initial Class	(8,954)	(10,157)
Service Class	(1,048)	(753)

	(10,002)	(10,910)

From net realized gains:
Initial Class	(269)	—
Service Class	(33)	—

	(302)	—

Total distributions to shareholders	(10,304)	(10,910)

Capital share transactions:
Proceeds from shares sold:
Initial Class	131,509	59,555
Service Class	49,223	5,434

	180,732	64,989

Dividends and distributions reinvested:
Initial Class	9,223	10,157
Service Class	1,081	753

	10,304	10,910

Cost of shares redeemed:
Initial Class	(58,730)	(61,888)
Service Class	(8,256)	(9,955)

	(66,986)	(71,843)

Net increase in net assets from capital shares transactions	124,050	4,056

Net increase in net assets	129,287	6,797

Net assets:
Beginning of year	182,840	176,043

End of year	$312,127	$182,840

Undistributed net investment income	$9,564	$10,003

Share activity:
Shares issued:
Initial Class	10,145	4,632
Service Class	3,580	400

	13,725	5,032

Shares issued-reinvested from distributions:
Initial Class	725	805
Service Class	80	56

	805	861

Shares redeemed:
Initial Class	(4,559)	(4,852)
Service Class	(603)	(733)

	(5,162)	(5,585)

Net increase (decrease) in shares outstanding:
Initial Class	6,311	585
Service Class	3,057	(277)

	9,368	308

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.62	$12.41	$11.95	$11.81	$11.66
Investment operations
Net investment income(A)	0.52	0.67	0.73	0.58	0.52
Net realized and unrealized gain	0.42	0.35	0.40	0.06	0.26

Total operations	0.94	1.02	1.13	0.64	0.78

Distributions
From net investment income	(0.56)	(0.81)	(0.58)	(0.50)	(0.63)
From net realized gains	(0.02)	—	(0.09)	—	—

Total distributions	(0.58)	(0.81)	(0.67)	(0.50)	(0.63)

Net asset value
End of year	$12.98	$12.62	$12.41	$11.95	$11.81

Total return(B)	7.53%	8.24%	9.58%	5.58%	6.85%
Net assets end of year (000’s)	$256,418	$169,683	$159,532	$135,307	$142,788
Ratio and supplemental data
Expenses to average net assets	0.57%	0.57%	0.57%	0.55%	0.58%
Net investment income, to average net assets	4.04%	5.24%	5.95%	4.88%	4.46%
Portfolio turnover rate	23%	25%	18%	28%	4%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.39	$13.11	$12.58	$12.43	$12.24
Investment operations
Net investment income(A)	0.51	0.68	0.74	0.58	0.52
Net realized and unrealized gain	0.45	0.37	0.43	0.06	0.27

Total operations	0.96	1.05	1.17	0.64	0.79

Distributions
From net investment income	(0.54)	(0.77)	(0.55)	(0.49)	(0.60)
From net realized gains	(0.02)	—	(0.09)	—	—

Total distributions	(0.56)	(0.77)	(0.64)	(0.49)	(0.60)

Net asset value
End of year	$13.79	$13.39	$13.11	$12.58	$12.43

Total return(B)	7.24%	7.99%	9.38%	5.25%	6.61%
Net assets end of year (000’s)	$55,709	$13,157	$16,511	$13,957	$11,460
Ratio and supplemental data
Expenses to average net assets	0.82%	0.82%	0.82%	0.80%	0.83%
Net investment income, to average net assets	3.69%	5.03%	5.73%	4.65%	4.21%
Portfolio turnover rate	23%	25%	18%	28%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

There are no restricted and illiquid securities at December 31, 2011.

Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net assets value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, are disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Asset Management, Inc., the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$110,680	35.46%

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.70% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There were no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$36,497
U.S. Government	104,688

Proceeds from maturities and sales of securities:
Long-term	35,512
U.S. Government	11,240

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	684
Undistributed (accumulated) net realized gain (loss) from investment securities	(684)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

There were no capital loss carryforwards utilized or expired during the year ended December 31, 2011.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$10,002
Long-term Capital Gain	302
2010 Distributions paid from:
Ordinary Income	10,910
Long-term Capital Gain	—

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$9,568

Undistributed Long-term Capital Gain	147

Capital Loss Carryforwards	—

Post October Short-term Capital Loss Deferral	(188)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	15,620

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Core Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Core Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made Long-Term Capital Gain Designation of $302 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 will be marked as one most equity investors are glad to see pass. Cultural revolutions, earthquakes and tsunamis, ratings downgrades of major economies and extraordinary political events dominated the investment landscape. Volatility in the U.S. equity markets was at the highest levels since the 2008–2009 financial crisis. The Standard & Poor’s 500® Index (“S&P 500”) moved over 2% intraday nearly every other day during the second half of 2011. Such volatility only was surpassed three times since the year 2000.

The year started off strong with yet another quarter of solid results from U.S. companies, including a 10% year-over-year increase in revenue and the eighth-consecutive quarter of better-than-expected earnings. By the middle of the first quarter, however, investors were once again faced with rising uncertainty as various conflicts in the Middle East pushed oil prices higher followed by a devastating earthquake and subsequent tsunami in Japan. After these events, the S&P 500 Index sold off sharply and, by mid-March, was down almost 7% from its February peak.

Attention quickly shifted to Europe as the sovereign debt crisis intensified. At the end of June, a Greek default was narrowly averted when the parliament approved new austerity measures allowing bailout funds to be released. As contagion spread to core Europe, the European Central Bank (ECB) reluctantly initiated its Securities Markets Program in August by purchasing Italian and Spanish bonds in the secondary market. Meanwhile, the United States came extremely close to a default as politicians agreed at the last minute to raise the debt ceiling. Even so, S&P downgraded the U.S. sovereign rating from AAA to AA+. The Federal Reserve (Fed) announced that it would keep interest rates exceptionally low through mid-2013. Additionally, in September, the Fed introduced a new monetary easing policy termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.

As concerns grew that the crisis might spread to larger European countries, many U.S. money market funds decreased lending activities with major French banks. In response to the increased stress in the interbank lending market, the ECB, in coordination with other leading central banks, agreed to provide increased U.S. dollar liquidity. Skepticism surrounding U.S. policy actions and the ongoing European crisis kept markets depressed. The third quarter was the toughest for U.S. equity markets as the S&P 500 Index declined 13.9% and was down 8.7% for the first nine months of the year.

However, a turn in sentiment led U.S. equity markets to rally sharply in the fourth quarter, allowing the S&P 500 Index to finish the year in positive territory. Investor confidence improved as economic data supported the fact that the U.S. is not headed towards a recession and European policymakers took bolder actions in their efforts to stave off a sovereign debt crisis. Positive economic surprises in December included an upward move in the Institute for Supply Management Manufacturing Survey, a solid increase in the number of housing starts and declines in initial jobless claims. There were also significant policy developments in Europe. The ECB took aggressive actions to support the banking system as it cut interest rates for the second time in as many months by 0.25% to 1.00%, reduced reserve requirements for European banks from 2.0% to 1.0% and announced it would conduct two long-term refinancing operations (LTROs) with a maturity of 36 months and an option for banks to repay after one year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 0.74%. By comparison, its benchmark, the Standard & Poor’s 500® Index, returned 2.11%.

STRATEGY REVIEW

The strategy underperformed against its benchmark in 2011 as stock selection in consumer cyclical, utilities and basic materials sectors detracted from performance.

Within the Wireless Telecommunications Services sector, Sprint Nextel Corp. detracted from performance over the fourth quarter and year. Shares dropped earlier in the year after the company reported disappointing margins, driven by increased second-quarter expenses, including higher promotion costs. Additionally, Sprint Nextel announced a network rebuild plan that is expected to hurt margins moving forward. We have reduced our position in the company due to the uncertainty surrounding the release of the iPhone and the expected negative impact of the new rebuild plan. Within the pharmaceutical/medical technology sector, a position in pharmaceutical company Dendreon detracted from performance for the year, having never recovered from the tumble in August. The company owns global rights to Provenge, a personalized vaccine for prostate cancer, which should be competitively positioned to increase penetration and benefit from long-term patent protection. However, shares fell after Dendreon missed second-quarter earnings and removed guidance, challenged by a slower-than-expected product adoption and lessened visibility into future revenue growth. With the lack of nearer-term catalyst given lackluster growth so far, we sold the position even though we believe in the differentiated offering and end demand. Within the Metals & Mining sector, an overweight position in Alcoa, Inc. detracted from returns over the quarter and year.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

(unaudited)

STRATEGY REVIEW (continued)

Shares of the aluminum producer fell after the company reported weaker-than-expected earnings earlier in the year. Margins saw some pressure, as currency, electricity, oil and material costs adversely impacted results, while growth in industrial, aerospace and auto demand was limited. Despite disappointing results, we continue to believe that demand should increase in Alcoa’s core markets and abroad.

On the positive side, stock selection in the systems and network hardware, health services and systems, and energy sectors contributed to returns.

Within the media sector, CBS Corp. contributed to performance over the fourth quarter as well as the year. Throughout the year, the media giant saw strength in its advertising sales and pricing power. Additionally, CBS Corp. reported strong revenues across business segments, including international syndication and better costs. Moving forward, we have maintained an overweight position in CBS as the company is still attractively valued and has appealing long-term growth prospects. Within the Biotechnology sector, an overweight in Biogen Idec, Inc. was a top contributor to performance for the year. The company had solid earnings growth driven by revenue generation from its leading products as well as encouraging clinical results of its new oral compound for multiple sclerosis. Given its strong biotechnology franchise with a promising product pipeline, we believe Biogen Idec is one of the top names in the sector and, with focus on research and development, it is well positioned to differentiate itself from peers for market-share gain and long-term growth. Within the Computers & Peripherals sector, an overweight in Apple performed well. Apple demonstrated strong earnings driven by profitability in iPhones and iPads. Apple has developed an ecosystem that drives consumer taste and behavior and creates an effective barrier to entry. As the company looks attractively valued based on normalized earnings, we believe that it is strongly positioned, should continue to execute well and gain share in the rapidly growing mobility and tablet markets.

From a style perspective, we saw a reversal in a trend that has occurred over the past few years as larger stocks outperformed smaller stocks. The S&P 500 Index rose a modest 2.11%, outperforming the 4.18% loss for the Russell 2000 Index. Market leadership in 2011 was narrow as traditional valuation measures, with the exception of dividend yield, did not work. Of the major style categories, large-cap growth was the top performer as investors sought companies best positioned to maintain earnings growth in what is expected to be a below-trend growth environment. When looking at sectors within the S&P 500 Index, the utilities sector was clearly the standout, returning 20.0% and benefiting from investor appetite for dividends and greater earnings stability. The laggard in 2011 was the financials sector, losing 17.1% as the group continued to wrestle with regulatory uncertainty, record-low interest rates and muted revenue growth.

In the portfolio, we hold S&P 500® Index Futures for cash management purposes that generally constitute approximately 1% of the portfolio. These futures have minimal impact on the portfolio.

Raffaele Zingone, CFA

Scott Blasdell, CFA

Terance Chen, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	0.74%	(0.31)%	2.40%	05/02/1997
S&P 500*	2.11%	(0.25)%	2.92%

Service Class	0.47%	(0.56)%	5.32%	05/01/2003

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica JPMorgan Enhanced Index VP
Initial Class	$1,000.00	$958.50	$4.15	$1,020.97	$4.28	0.84%
Service Class	1,000.00	956.80	5.38	1,019.71	5.55	1.09

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stock	98.6%
Securities Lending Collateral	11.9
Repurchase Agreement	1.3
U.S. Government Obligation	0.2%
Other Assets and Liabilities - Net(A)	(12.0)

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 98.6%
Aerospace & Defense - 2.2%
General Dynamics Corp.	2,771	$184
Goodrich Corp.	833	103
Honeywell International, Inc.	9,748	530
Northrop Grumman Corp. ^	1,934	113
United Technologies Corp.	15,212	1,112
Airlines - 0.2%
Southwest Airlines Co. ^	17,314	148
Auto Components - 0.5%
Johnson Controls, Inc.	14,817	463
Automobiles - 0.5%
General Motors Co. ‡	24,467	496
Beverages - 2.6%
Beam, Inc.	1,109	57
Coca-Cola Co.	18,092	1,265
Dr. Pepper Snapple Group, Inc. ^	5,800	229
PepsiCo, Inc.	13,814	917
Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. ‡	1,947	139
Biogen Idec, Inc. ‡	5,965	656
Celgene Corp. ‡ ^	12,478	845
Vertex Pharmaceuticals, Inc. ‡	3,175	105
Building Products - 0.1%
Masco Corp.	7,801	82
Capital Markets - 1.9%
BlackRock, Inc. - Class A	1,413	252
Goldman Sachs Group, Inc.	4,918	445
Invesco, Ltd.	21,255	427
Legg Mason, Inc. ^	936	23
Morgan Stanley	18,004	272
State Street Corp. ^	9,038	364
Chemicals - 2.2%
Air Products & Chemicals, Inc.	6,536	557
Dow Chemical Co. ^	3,331	96
E.I. du Pont de Nemours & Co. ^	24,387	1,116
Georgia Gulf Corp. ‡ ^	3,115	61
Mosaic Co.	3,885	196
Commercial Banks - 2.1%
SunTrust Banks, Inc.	7,858	139
Wells Fargo & Co.	64,331	1,773
Zions Bancorporation	1,402	23
Communications Equipment - 2.0%
Cisco Systems, Inc.	56,683	1,025
Juniper Networks, Inc. ‡	4,182	85
QUALCOMM, Inc.	14,593	798
Computers & Peripherals - 5.2%
Apple, Inc. ‡	9,718	3,935
EMC Corp. ‡ ^	20,040	432
Hewlett-Packard Co.	10,383	267
NetApp, Inc. ‡	1,104	40
SanDisk Corp. ‡ ^	1,888	93
Western Digital Corp. ‡	1,858	58
Construction & Engineering - 0.5%
Fluor Corp.	10,163	511
Consumer Finance - 1.7%
American Express Co.	14,645	691
Capital One Financial Corp.	18,893	799
Discover Financial Services	4,242	102
Containers & Packaging - 0.4%
Ball Corp. ^	3,941	141
Crown Holdings, Inc. ‡ ^	2,685	90
Sealed Air Corp.	8,446	145
Diversified Consumer Services - 0.2%
DeVry, Inc. ^	4,262	164
Diversified Financial Services - 2.3%
Bank of America Corp.	132,862	739
Citigroup, Inc.	31,758	835
CME Group, Inc. - Class A	1,251	305
IntercontinentalExchange, Inc. ‡	2,587	312

	Shares	Value (000’s)
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	31,406	$950
Frontier Communications Corp. ^	8,061	42
Verizon Communications, Inc. ^	36,106	1,448
Electric Utilities - 2.3%
American Electric Power Co., Inc.	13,269	547
Exelon Corp.	5,177	225
Nextera Energy, Inc.	8,736	532
Northeast Utilities	9,874	356
NV Energy, Inc.	5,980	98
PPL Corp.	12,357	364
Electrical Equipment - 0.8%
Emerson Electric Co.	16,981	791
Electronic Equipment & Instruments - 0.2%
TE Connectivity, Ltd.	5,914	182
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	7,301	355
Halliburton Co.	7,107	245
National Oilwell Varco, Inc.	8,905	605
Rowan Cos., Inc. ‡ ^	3,661	111
Schlumberger, Ltd.	13,439	918
Weatherford International, Ltd. ‡	6,322	93
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	16,211	661
Kroger Co.	11,924	289
Sysco Corp.	7,339	215
Wal-Mart Stores, Inc. ^	13,959	834
Food Products - 2.1%
General Mills, Inc.	6,811	275
Kellogg Co. ^	3,423	173
Kraft Foods, Inc. - Class A	29,329	1,096
Ralcorp Holdings, Inc. ‡ ^	3,388	290
Tyson Foods, Inc. - Class A	6,839	141
Gas Utilities - 0.4%
AGL Resources, Inc.	7,960	336
Health Care Equipment & Supplies - 1.3%
Becton, Dickinson and Co. ^	3,711	277
Covidien PLC	21,619	973
Health Care Providers & Services - 2.2%
Aetna, Inc.	4,021	170
Humana, Inc.	5,843	512
McKesson Corp.	6,382	497
UnitedHealth Group, Inc.	16,373	830
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	3,479	114
Darden Restaurants, Inc. ^	826	38
Marriott International, Inc. - Class A	6,354	185
McDonald’s Corp.	3,463	347
Yum! Brands, Inc.	3,644	215
Household Durables - 0.5%
D.R. Horton, Inc. ^	11,843	150
Lennar Corp. - Class A ^	4,450	87
PulteGroup, Inc. ‡ ^	14,706	93
Ryland Group, Inc.	6,604	104
Household Products - 2.6%
Kimberly-Clark Corp. ^	6,182	455
Procter & Gamble Co.	30,053	2,005
Industrial Conglomerates - 2.9%
3M Co.	6,930	566
General Electric Co.	85,181	1,526
Tyco International, Ltd. ^	12,914	603
Insurance - 3.3%
ACE, Ltd.	8,397	589
Allstate Corp.	11,090	304
Axis Capital Holdings, Ltd.	4,255	136
Berkshire Hathaway, Inc. - Class B ‡	11,436	873
Everest RE Group, Ltd.	3,887	327
MetLife, Inc.	13,171	411
PartnerRe, Ltd.	675	43
Prudential Financial, Inc. ^	7,451	373

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. ‡	4,189	$725
Expedia, Inc. ^	703	20
TripAdvisor, Inc. ‡ ^	735	19
Internet Software & Services - 1.6%
eBay, Inc. ‡	2,843	86
Google, Inc. - Class A ‡	1,994	1,288
Yahoo! Inc. ‡	9,891	160
IT Services - 3.9%
Accenture PLC - Class A	9,695	516
Booz Allen Hamilton Holding Corp. - Class A ‡ ^	3,030	52
Cognizant Technology Solutions Corp. - Class A ‡	4,788	308
Genpact, Ltd. ‡	5,666	85
International Business Machines Corp.	11,794	2,169
Mastercard, Inc. - Class A	1,259	469
Leisure Equipment & Products - 0.1%
Hasbro, Inc. ^	2,350	75
Life Sciences Tools & Services - 0.1%
Life Technologies Corp. ‡	1,389	54
PerkinElmer, Inc. ^	3,274	66
Machinery - 0.9%
Cummins, Inc.	498	44
Ingersoll-Rand PLC	8,272	252
PACCAR, Inc. ^	14,203	532
Media - 3.3%
CBS Corp. - Class B	30,880	838
Comcast Corp. - Class A ^	37,741	895
DIRECTV - Class A ‡ ^	3,574	153
Time Warner, Inc. ^	34,174	1,235
Metals & Mining - 0.9%
Alcoa, Inc. ^	27,072	234
Freeport-McMoRan Copper & Gold, Inc.	10,678	393
Newmont Mining Corp.	3,962	238
Multiline Retail - 1.3%
Kohl’s Corp.	5,084	251
Macy’s, Inc.	9,958	320
Nordstrom, Inc. ^	2,821	140
Target Corp.	9,983	512
Multi-Utilities - 1.5%
CenterPoint Energy, Inc.	28,805	580
Dominion Resources, Inc.	3,040	161
DTE Energy Co.	3,569	194
Oge Energy Corp.	1,639	93
PG&E Corp. ^	9,180	378
Oil, Gas & Consumable Fuels - 9.3%
Anadarko Petroleum Corp.	2,079	159
Chesapeake Energy Corp. ^	5,370	120
Chevron Corp.	20,564	2,187
ConocoPhillips	13,545	987
Devon Energy Corp.	8,778	544
Exxon Mobil Corp.	31,677	2,684
Hess Corp.	2,345	133
Marathon Oil Corp.	7,350	215
Murphy Oil Corp.	1,386	77
Occidental Petroleum Corp.	9,080	851
Southwestern Energy Co. ‡	13,228	423
Valero Energy Corp.	4,445	94
Williams Cos., Inc.	4,629	153
Pharmaceuticals - 6.0%
Abbott Laboratories	15,618	878
Allergan, Inc. ^	3,085	271
Johnson & Johnson	7,881	517
Merck & Co., Inc.	48,764	1,837
Mylan, Inc. ‡ ^	16,733	359
Pfizer, Inc.	75,404	1,632
Teva Pharmaceutical Industries, Ltd. ADR	3,267	132

	Shares	Value (000’s)
Real Estate Investment Trusts - 1.8%
Alexandria Real Estate Equities, Inc.	3,359	$232
Colonial Properties Trust	4,648	97
Duke Realty Corp. ^	5,794	70
Equity Lifestyle Properties, Inc. ^	1,322	88
Highwoods Properties, Inc. ^	2,819	84
Mack-Cali Realty Corp.	4,742	127
Mid-America Apartment Communities, Inc. ^	1,608	101
Pebblebrook Hotel Trust ^	2,351	45
Plum Creek Timber Co., Inc.	1,115	41
Post Properties, Inc.	2,270	99
Regency Centers Corp.	2,297	86
Senior Housing Properties Trust	7,802	175
Ventas, Inc. ^	6,063	333
Weyerhaeuser Co. ^	4,138	77
Road & Rail - 3.0%
CSX Corp.	40,760	858
Norfolk Southern Corp. ^	9,403	685
Union Pacific Corp.	11,650	1,235
Semiconductors & Semiconductor Equipment - 2.2%
Altera Corp.	9,900	367
Broadcom Corp. - Class A ‡	3,920	115
Freescale Semiconductor Holdings I, Ltd. ‡ ^	4,424	56
Intel Corp. ^	5,434	132
LAM Research Corp. ‡	9,482	351
LSI Corp. ‡	24,312	145
Marvell Technology Group, Ltd. ‡ ^	6,610	92
Micron Technology, Inc. ‡ ^	8,104	51
ON Semiconductor Corp. ‡ ^	12,339	95
Texas Instruments, Inc.	4,582	133
Xilinx, Inc.	15,380	493
Software - 3.4%
Adobe Systems, Inc. ‡	8,711	246
Microsoft Corp.	75,465	1,960
Oracle Corp.	34,705	890
Zynga, Inc. - Class A ‡	4,713	44
Specialty Retail - 2.3%
AutoZone, Inc. ‡	1,682	547
Bed Bath & Beyond, Inc. ‡ ^	695	40
GameStop Corp. - Class A ‡ ^	1,054	25
Home Depot, Inc. ^	8,695	366
Lowe’s Cos., Inc. ^	19,974	507
Staples, Inc.	3,807	53
TJX Cos., Inc. ^	8,803	568
Textiles, Apparel & Luxury Goods - 1.1%
Nike, Inc. - Class B	5,794	558
V.F. Corp.	3,501	445
Tobacco - 1.5%
Altria Group, Inc.	19,280	572
Philip Morris International, Inc.	10,099	792
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. ‡	4,255	190
Sprint Nextel Corp. ‡	53,674	126

Total Common Stocks (cost $89,837)		91,910

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATION - 0.2%
U.S. Treasury Note
0.63%, 06/30/2012 g	$220	221
Total U.S. Government Obligation (cost $221)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 11.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	11,093,914	11,094
Total Securities Lending Collateral (cost $11,094)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03%▲ , dated 12/30/2011, to be repurchased at $1,231 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, and with a value of $1,258.	$1,231	$1,231
Total Repurchase Agreement (cost $1,231)

Total Investment Securities (cost $102,383)		104,456
Other Assets and Liabilities - Net		(11,164)

Net Assets		$93,292

	Shares	Value (000’s)
SECURITIES SOLD SHORT - 0.0% ¥
COMMON STOCK - 0.0% ¥
Oil, Gas & Consumable Fuels - 0.0% ¥
WPX Energy, Inc. ‡	(1,300)	$(24)
Total Securities Sold Short (proceeds $(23))

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (000’s)
S&P 500 E-Mini Index	Long	23	03/16/2012	$6

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $10,842.
‡	Non-income producing security.
g	A portion of this security, in the amount of $100, has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $106,710. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,417 and $3,671, respectively. Net unrealized depreciation for tax purposes is $2,254.
¥	Percentage rounds to less than 0.1%.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$88,570	$3,340	$—	$91,910
Repurchase Agreement	—	1,231	—	1,231
Securities Lending Collateral	11,094	—	—	11,094
U.S. Government Obligation	—	221	—	221

Total	$99,664	$4,792	$—	$104,456

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (continued) (all amounts in thousands) :

Securities Sold Short	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stock	$(24)	$—	$—	$(24)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$6	$—	$—	$6

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2011 (all amounts except per share amounts in thousands)	STATEMENT OF OPERATIONS For the year ended December 31, 2011 (all amounts in thousands)

Assets:
Investment securities, at value (cost: $101,152) (including securities loaned of $10,842)	$103,225
Repurchase agreement, at value (cost: $1,231)	1,231
Receivables:
Investment securities sold	53
Interest	1
Securities lending income (net)	3
Dividends	152
Prepaid expenses	—	(A)

	104,665

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	63
Shares redeemed	97
Management and advisory fees	55
Distribution and service fees	2
Transfer agent fees	—	(A)
Administration fees	2
Printing and shareholder reports fees	4
Audit and tax fees	9
Trustees fees	—	(A)
Variation margin	5
Other	18
Collateral for securities on loan	11,094
Securities sold short, at value (proceeds: $23)	24

	11,373

Net assets	$93,292

Net assets consist of:
Capital stock ($.01 par value)	$79
Additional paid-in capital	98,797
Undistributed (accumulated) net investment income (loss)	1,207
Undistributed (accumulated) net realized gain (loss)from investment securities , futures	(8,870)
Net unrealized appreciation (depreciation) on:
Investment securities	2,073
Futures contracts	6

Net assets	$93,292

Net assets by class:
Initial Class	$85,753
Service Class	7,539
Shares outstanding:
Initial Class	7,338
Service Class	644
Net asset value and offering price per share:
Initial Class	$11.69
Service Class	11.71

Investment income:
Dividend income	$2,074
Interest income	1
Securities lending income (net)	31

2,106

Expenses:
Management and advisory	775
Distribution and service:
Service Class	20
Printing and shareholder reports	13
Custody	63
Administration	21
Legal	5
Audit and tax	13
Trustees	3
Transfer agent	1
Other	3

Total expenses	917

Less waiver/reimbursement	(18)

Net expenses	899

Net investment income	1,207

Net realized gain (loss) on transactions from:
Investment securities	10,254
Futures contracts	(6)

10,248

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(10,514)
Futures contracts	(3)

Change in unrealized appreciation (depreciation)	(10,517)

Net realized and unrealized loss	(269)

Net increase in net assets resulting from operations	$938

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$1,207	$1,236
Net realized gain (loss) from investment securities and futures contracts	10,248	11,194
Change in net unrealized appreciation (depreciation) on investment securities and futures contracts	(10,517)	3,173

Net increase in net assets resulting from operations	938	15,603

Distributions to shareholders:
From net investment income:
Initial Class	(1,139)	(1,390)
Service Class	(97)	(78)

Total distributions to shareholders	(1,236)	(1,468)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,852	9,352
Service Class	5,729	3,843

	20,581	13,195

Dividends and distributions reinvested:
Initial Class	1,139	1,390
Service Class	97	78

	1,236	1,468

Cost of shares redeemed:
Initial Class	(40,124)	(21,844)
Service Class	(5,539)	(1,948)

	(45,663)	(23,792)

Net decrease in net assets from capital shares transactions	(23,846)	(9,129)

Net increase (decrease) in net assets	(24,144)	5,006

Net assets:
Beginning of year	117,436	112,430

End of year	$93,292	$117,436

Undistributed net investment income	$1,207	$1,236

Share activity:
Shares issued:
Initial Class	1,295	878
Service Class	488	366

	1,783	1,244

Shares issued-reinvested from distributions:
Initial Class	104	143
Service Class	9	8

	113	151

Shares redeemed:
Initial Class	(3,404)	(2,080)
Service Class	(493)	(183)

	(3,897)	(2,263)

Net increase (decrease) in shares outstanding:
Initial Class	(2,005)	(1,059)
Service Class	4	191

	(2,001)	(868)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.76	$10.36	$8.15	$16.43	$16.35
Investment operations
Net investment income(A)	0.14	0.12	0.14	0.20	0.19
Net realized and unrealized gain (loss)	(0.06)	1.42	2.26	(5.49)	0.56

Total operations	0.08	1.54	2.40	(5.29)	0.75

Distributions
From net investment income	(0.15)	(0.14)	(0.19)	(0.23)	(0.21)
From net realized gains	—	—	—	(2.76)	(0.46)

Total distributions	(0.15)	(0.14)	(0.19)	(2.99)	(0.67)

Net asset value
End of year	$11.69	$11.76	$10.36	$8.15	$6.43

Total return(B)	0.74%	15.18%	29.59%	(37.35%)	4.54%
Net assets end of year (000’s)	$85,753	$109,894	$107,759	$83,543	$164,761
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.84%	0.84%	0.82%	0.81%
Before reimbursement/fee waiver	0.86%	0.85%	0.85%	0.82%	0.81%
Net investment income, to average net assets	1.17%	1.13%	1.57%	1.59%	1.13%
Portfolio turnover rate	166%	190%	117%	74%	55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.79	$10.40	$8.17	$16.45	$16.37
Investment operations
Net investment income(A)	0.11	0.10	0.12	0.17	0.15
Net realized and unrealized gain (loss)	(0.06)	1.42	2.26	(5.50)	0.56

Total operations	0.05	1.52	2.38	(5.33)	0.71

Distributions
From net investment income	(0.13)	(0.13)	(0.15)	(0.19)	(0.17)
From net realized gains	—	—	—	(2.76)	(0.46)

Total distributions	(0.13)	(0.13)	(0.15)	(2.95)	(0.63)

Net asset value
End of year	$11.71	$11.79	$10.40	$8.17	$16.45

Total return(B)	0.47%	14.85%	29.32%	(37.52%)	4.30%
Net assets end of year (000’s)	$7,539	$7,542	$4,671	$3,116	$7,051
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.09%	1.09%	1.07%	1.06%
Before reimbursement/fee waiver	1.11%	1.10%	1.10%	1.07%	1.06%
Net investment income, to average net assets	0.94%	0.90%	1.32%	1.32%	0.88%
Portfolio turnover rate	166%	190%	117%	74%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk, in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $10 , are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at the market price at the time of replacement. The Fund’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Fund considers the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act, as amended. The Fund incurs a profit or a loss, depending upon whether the market price of the securities decrease or increase between the date of the short sale and the date on which the Fund must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace borrowed securities sold short.

When investing in short sales, the Fund is liable for any dividends payable on securities while those securities are in a short position and also bears other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on short sales in the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Madison Moderate Growth Allocation VP	$98	0.10%
Transamerica Madison Balanced Allocation VP	727	0.78

Total	$825	0.88%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $750 million	0.74%
Over $750 million up to $1 billion	0.69%
Over $1 billion	0.65%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit: 0.84% Expense Limit If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$9	12/31/2012
Fiscal Year 2010:	6	12/31/2013
Fiscal Year 2011:	18	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$173,848
U.S. Government	106

Proceeds from maturities and sales of securities:
Long-term	200,118
U.S. Government	391

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Unrealized appreciation on futures contracts	$6	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Realized Gain/(Loss) on derivatives recognized in income
Net realized (loss) on futures contracts	$(6)
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation on futures contracts	(3)

Total	$(9)

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

Note 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$4,005	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $8,940.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$1,236
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	1,468
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$1,207

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(4,005)

Post October Short - Term Capital Loss Deferral	(532)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(2,254)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Enhanced Index VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Enhanced Index VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The year 2011 will be marked as one most equity investors are glad to see pass. Cultural revolutions, earthquakes and tsunamis, ratings downgrades of major economies and extraordinary political events dominated the investment landscape. Volatility in the U.S. equity markets was at the highest levels since the 2008–2009 financial crisis. The year started off strong with yet another quarter of solid results from U.S. companies, including a 10% year-over-year increase in revenue and the eighth-consecutive quarter of better-than-expected earnings. By the middle of the first quarter, however, investors were once again faced with rising uncertainty as various conflicts in the Middle East pushed oil prices higher, followed by a devastating earthquake and subsequent tsunami in Japan.

Attention quickly shifted to Europe as the sovereign debt crisis intensified. At the end of June, a Greek default was narrowly averted when the parliament approved new austerity measures allowing bailout funds to be released. As contagion spread to core Europe, the European Central Bank (“ECB”) reluctantly initiated its Securities Markets Program (“SMP”) in August by purchasing Italian and Spanish bonds in the secondary market. Meanwhile, the United States came extremely close to a default as politicians agreed at the last minute to raise the debt ceiling. Even so, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. The Federal Reserve Board (“Fed”) announced that it would keep interest rates exceptionally low through mid-2013. Additionally, in September, the Fed introduced a new monetary easing policy termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.

However, a turn in sentiment led U.S. equity markets to rally sharply in the fourth quarter. Investor confidence improved as economic data supported the fact that the U.S. is not headed towards a recession, and European policymakers took bolder actions in their efforts to stave off a sovereign debt crisis. Positive economic surprises in December included an upward move in the Institute for Supply Management Manufacturing Survey, an increase in the number of housing starts and declines in initial jobless claims.

PERFORMANCE

For the year ended December 31, 2011, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 2.01%. By comparison, its benchmark, the Russell Midcap® Value Index, returned (1.38)%.

STRATEGY REVIEW

The Transamerica JPMorgan Mid Cap Value VP portfolio outperformed the Russell Midcap® Value Index during 2011, primarily due to a combination of stock selection and an overweight in the consumer discretionary sector, along with stock selection in the materials sector. Stock selection was positive in nine out of ten Global Industry Classification Standard (“GICS”) sectors for 2011. An overweight in the telecommunication services sector and an underweight in the utilities sector detracted from results.

The Williams Cos., Inc., (“Williams”) an integrated natural gas company, was one of the top contributors to performance. Shares rallied on the announcement that Williams will be separated into two publicly traded companies. The restructuring plan calls for the separation of the company’s exploration and production business via an initial public offering (“IPO”) of up to 20% of its interest. The remaining interest is expected to be distributed to Williams’ shareholders via a tax-free spin-off in 2012. After the separation of the exploration and production segments is complete, Williams will be an operator of midstream infrastructure and natural gas pipeline assets. Also helping to propel the stock’s advance was the company’s announcement that it would increase its quarterly dividend.

Detracting from performance was Newfield Exploration Co., (“Newfield”) an independent oil and gas company. The stock underperformed during the period as the company announced that second-quarter production would be hurt by mechanical issues with equipment off the shores of Malaysia. The company also announced an increase in capital spending, which disappointed investors as there was no corresponding increase in production announced in association with the additional spending. We view the decline in production as temporary. Newfield has multiple fields under development, which have the potential to drive earnings growth going forward. Some of the more promising projects include development of the Southern Alberta Basin in Montana, where all wells to date have successfully uncovered oil deposits, and recently purchased acreage in the Uinta Basin in Utah.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	2.01%	1.83%	6.29%	05/03/1999
Russell Midcap® Value *	(1.38)%	0.04%	7.67%

Service Class	1.73%	1.57%	8.30%	05/01/2003

NOTES

*

The Russell Midcap® Value Index (“Russell Midcap® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica JPMorgan Mid Cap Value VP
Initial Class	$1,000.00	$951.50	$4.43	$1,020.67	$4.58	0.90%
Service Class	1,000.00	950.70	5.65	1,019.41	5.85	1.15

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.9%
Securities Lending Collateral	6.5
Repurchase Agreement	1.0
Other Assets and Liabilities - Net	(6.4)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 98.9%
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc.	25,700	$1,469
L-3 Communications Holdings, Inc.	17,600	1,174
Beverages - 2.4%
Beam, Inc.	55,340	2,835
Brown-Forman Corp. - Class B	12,184	981
Dr. Pepper Snapple Group, Inc.	30,590	1,208
Building Products - 0.6%
Fortune Brands Home & Security, Inc. ‡	67,340	1,147
Capital Markets - 4.1%
Ameriprise Financial, Inc.	64,980	3,226
Invesco, Ltd.	98,380	1,976
Northern Trust Corp.	26,700	1,059
T. Rowe Price Group, Inc.	36,000	2,050
Chemicals - 4.0%
Airgas, Inc.	22,800	1,780
Albemarle Corp.	40,600	2,091
Sherwin-Williams Co.	24,770	2,211
Sigma-Aldrich Corp.	34,400	2,149
Commercial Banks - 5.7%
BancorpSouth, Inc. ^	34,100	376
City National Corp. ^	39,500	1,745
Cullen/Frost Bankers, Inc. ^	32,000	1,693
Fifth Third Bancorp	170,800	2,173
Huntington Bancshares, Inc.	127,600	701
M&T Bank Corp. ^	33,100	2,526
SunTrust Banks, Inc.	91,400	1,618
Zions Bancorporation	58,000	944
Commercial Services & Supplies - 2.0%
Republic Services, Inc. - Class A	150,650	4,150
Containers & Packaging - 3.4%
Ball Corp.	86,400	3,086
Rock-Tenn Co. - Class A	30,700	1,771
Silgan Holdings, Inc.	55,730	2,153
Distributors - 1.0%
Genuine Parts Co.	33,640	2,059
Diversified Telecommunication Services - 0.7%
CenturyLink, Inc.	39,060	1,453
Electric Utilities - 4.3%
Northeast Utilities	32,100	1,158
NV Energy, Inc.	126,000	2,060
Westar Energy, Inc.	96,900	2,789
Wisconsin Energy Corp.	77,600	2,713
Electrical Equipment - 3.1%
AMETEK, Inc.	50,139	2,111
Cooper Industries PLC - Class A	40,500	2,193
Regal Beloit Corp. ^	40,130	2,045
Electronic Equipment & Instruments - 3.3%
Amphenol Corp. - Class A	53,660	2,435
Arrow Electronics, Inc. ‡	56,500	2,114
TE Connectivity, Ltd.	71,140	2,192
Food Products - 3.1%
Hershey Co.	23,740	1,467
JM Smucker Co.	27,960	2,186
Ralcorp Holdings, Inc. ‡	30,500	2,607
Gas Utilities - 2.2%
EQT Corp.	27,900	1,529
Oneok, Inc.	33,900	2,938
Health Care Equipment & Supplies - 0.9%
Becton, Dickinson and Co.	25,500	1,905
Health Care Providers & Services - 5.3%
AmerisourceBergen Corp. - Class A	66,030	2,456
CIGNA Corp.	23,550	989
Coventry Health Care, Inc. ‡	49,350	1,499
HCA Holdings, Inc. ‡	41,500	914
Humana, Inc.	25,620	2,245
Lincare Holdings, Inc. ^	110,350	2,836

	Shares	Value (000’s)
Hotels, Restaurants & Leisure - 3.6%
Darden Restaurants, Inc. ^	47,734	$2,176
Marriott International, Inc. - Class A	88,719	2,588
Royal Caribbean Cruises, Ltd. ^	27,700	686
Yum! Brands, Inc.	34,100	2,012
Household Durables - 2.3%
Jarden Corp.	38,080	1,138
Mohawk Industries, Inc. ‡	25,900	1,550
Snap-On, Inc.	41,100	2,080
Household Products - 0.9%
Energizer Holdings, Inc. ‡	23,900	1,852
Industrial Conglomerates - 1.1%
Carlisle Cos., Inc.	49,100	2,175
Insurance - 9.7%
Arch Capital Group, Ltd. ‡	16,130	601
Chubb Corp.	27,800	1,924
Loews Corp.	95,350	3,589
Marsh & McLennan Cos., Inc.	77,480	2,450
Old Republic International Corp. ^	158,205	1,467
OneBeacon Insurance Group, Ltd. - Class A ^	70,411	1,084
Torchmark Corp.	22,950	996
Transatlantic Holdings, Inc.	43,460	2,379
WR Berkley Corp.	87,400	3,006
XL Group PLC - Class A	110,000	2,175
Internet & Catalog Retail - 0.8%
Expedia, Inc. ^	30,200	877
TripAdvisor, Inc. ‡ ^	30,200	761
Media - 3.7%
AMC Networks, Inc. ‡	14,705	553
Cablevision Systems Corp. - Class A	40,750	579
CBS Corp. - Class B	79,600	2,161
Clear Channel Outdoor Holdings, Inc. - Class A ‡	74,201	931
DISH Network Corp. - Class A	60,180	1,714
Gannett Co., Inc.	89,680	1,199
Washington Post Co. - Class B ^	1,325	499
Multiline Retail - 1.9%
Family Dollar Stores, Inc.	27,880	1,608
Kohl’s Corp.	44,800	2,210
Multi-Utilities - 6.3%
CenterPoint Energy, Inc.	61,590	1,237
CMS Energy Corp. ^	162,800	3,596
NSTAR	49,400	2,320
Sempra Energy	46,200	2,541
Xcel Energy, Inc.	118,600	3,278
Oil, Gas & Consumable Fuels - 6.1%
CVR Energy, Inc. ‡	29,700	556
Devon Energy Corp.	42,200	2,616
Energen Corp.	76,500	3,826
Newfield Exploration Co. ‡	33,400	1,260
Teekay Corp. ^	29,600	791
Williams Cos., Inc.	102,100	3,371
Real Estate Investment Trusts - 2.4%
HCP, Inc.	40,000	1,658
Regency Centers Corp.	43,700	1,644
Vornado Realty Trust	21,460	1,649
Real Estate Management & Development - 0.7%
Brookfield Office Properties, Inc.	96,725	1,513
Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	58,230	2,083
Software - 2.3%
Jack Henry & Associates, Inc. ^	74,400	2,501
Synopsys, Inc. ‡	80,333	2,185
Specialty Retail - 5.9%
AutoZone, Inc. ‡	6,721	2,184
Bed Bath & Beyond, Inc. ‡	33,200	1,925
Gap, Inc.	92,140	1,709

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Specialty Retail (continued)
PetSmart, Inc.	26,100	$1,339
Tiffany & Co.	22,100	1,464
TJX Cos., Inc.	44,110	2,847
Williams-Sonoma, Inc.	18,440	710
Textiles, Apparel & Luxury Goods - 0.9%
PVH Corp.	26,780	1,888
Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial, Inc.	63,400	732
People’s United Financial, Inc. ^	138,970	1,785
Wireless Telecommunication Services - 0.7%
Telephone & Data Systems, Inc. (Special Shares) - Class L	62,932	1,498

Total Common Stocks (cost $177,735)		202,911

SECURITIES LENDING COLLATERAL - 6.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	13,306,835	13,307
Total Securities Lending Collateral (cost $13,307)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $2,120 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $2,164.	$2,120	$2,120
Total Repurchase Agreement (cost $2,120)

Total Investment Securities (cost $193,162)		218,338
Other Assets and Liabilities - Net		(13,192)

Net Assets		$205,146

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $12,996.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $197,701. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $28,079 and $7,442, respectively. Net unrealized appreciation for tax purposes is $20,637.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$194,874	$8,037	$—	$202,911
Repurchase Agreements	—	2,120	—	2,120
Securities Lending Collateral	13,307	—	—	13,307

Total	$208,181	$10,157	$—	$218,338

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $191,042) (including securities loaned of $12,996)	$216,218
Repurchase agreement, at value (cost: $2,120)	2,120
Receivables:
Investment securities sold	110
Shares sold	23
Securities lending income (net)	5
Dividends	289
Prepaid expenses	—	(A)

	218,765

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	15
Shares redeemed	116
Management and advisory fees	142
Distribution and service fees	6
Transfer agent fees	—	(A)
Administration fees	3
Printing and shareholder reports fees	6
Audit and tax fees	9
Trustees fees	—	(A)
Other	15
Collateral for securities on loan	13,307

	13,619

Net assets	$205,146

Net assets consist of:
Capital stock ($.01 par value)	$152
Additional paid-in capital	195,128
Undistributed (accumulated) net investment income (loss)	2,743
Undistributed (accumulated) net realized gain (loss) from investment securities	(18,053)
Net unrealized appreciation (depreciation) on:
Investment securities	25,176

Net assets	$205,146

Net assets by class:
Initial Class	$176,354
Service Class	28,792
Shares outstanding:
Initial Class	13,014
Service Class	2,135
Net asset value and offering price per share:
Initial Class	$13.55
Service Class	13.49

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $6)	$4,608
Interest income	1
Securities lending income (net)	86

4,695

Expenses:
Management and advisory	1,899
Distribution and service:
Service Class	57
Printing and shareholder reports	22
Custody	45
Administration	46
Legal	12
Audit and tax	14
Trustees	7
Transfer agent	2
Other	7

Total expenses	2,111

Net investment income	2,584

Net realized gain (loss) on transactions from:
Investment securities	19,566
Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(20,597)

Net realized and unrealized loss	(1031)

Net increase in net assets resulting from operations	$1,553

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$2,584	$2,692
Net realized gain (loss) from investment securities	19,566	496
Change in net unrealized appreciation (depreciation) on investment securities	(20,597)	40,193

Net increase in net assets resulting from operations	1,553	43,381

Distributions to shareholders:
From net investment income:
Initial Class	(2,282)	(3,540)
Service Class	(278)	(155)

Total distributions to shareholders	(2,560)	(3,695)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,542	14,079
Service Class	24,260	13,302

	41,802	27,381

Dividends and distributions reinvested:
Initial Class	2,282	3,540
Service Class	278	155

	2,560	3,695

Cost of shares redeemed:
Initial Class	(61,006)	(76,018)
Service Class	(7,830)	(2,805)

	(68,836)	(78,823)

Net decrease in net assets from capital shares transactions	(24,474)	(47,747)

Net decrease in net assets	(25,481)	(8,061)

Net assets:
Beginning of year	230,627	238,688

End of year	$205,146	$230,627

Undistributed net investment income	$2,743	$2,719

Share activity:
Shares issued:
Initial Class	1,261	1,164
Service Class	1,778	1,100

	3,039	2,264

Shares issued-reinvested from distributions:
Initial Class	185	322
Service Class	23	14

	208	336

Shares redeemed:
Initial Class	(4,640)	(6,607)
Service Class	(604)	(237)

	(5,244)	(6,844)

Net increase (decrease) in shares outstanding:
Initial Class	(3,194)	(5,121)
Service Class	1,197	877

	(1,997)	(4,244)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.45	$11.16	$9.25	$15.79	$16.60
Investment operations
Net investment income(A)	0.16	0.15	0.18	0.19	0.19
Net realized and unrealized gain (loss)	0.10	2.37	2.22	(4.89)	0.29

Total operations	0.26	2.52	2.40	(4.70)	0.48

Distributions
From net investment income	(0.16)	(0.23)	(0.18)	(0.20)	(0.17)
From net realized gains	—	—	(0.31)	(1.64)	(1.12)

Total distributions	(0.16)	(0.23)	(0.49)	(1.84)	(1.29)

Net asset value
End of year	$13.55	$13.45	$11.16	$9.25	$15.79

Total return(B)	2.01%	22.99%	26.41%	(32.88%)	2.83%
Net assets end of year (000’s)	$176,354	$218,048	$238,019	$190,306	$336,861
Ratio and supplemental data
Expenses to average net assets	0.89%	0.89%	0.89%	0.88%	0.87%
Net investment income, to average net assets	1.13%	1.21%	1.85%	1.40%	1.10%
Portfolio turnover rate	40%	37%	34%	43%	45%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$13.42	$11.15	$9.22	$15.73	$16.54
Investment operations
Net investment income(A)	0.13	0.12	0.16	0.14	0.15
Net realized and unrealized gain (loss)	0.09	2.37	2.21	(4.87)	0.28

Total operations	0.22	2.49	2.37	(4.73)	0.43

Distributions
From net investment income	(0.15)	(0.22)	(0.13)	(0.14)	(0.12)
From net realized gains	—	—	(0.31)	(1.64)	(1.12)

Total distributions	(0.15)	(0.22)	(0.44)	(1.78)	(1.24)

Net asset value
End of year	$13.49	$13.42	$11.15	$9.22	$15.73

Total return(B)	1.73%	22.82%	26.12%	(33.08%)	2.53%
Net assets end of year (000’s)	$28,792	$12,579	$669	$161	$435
Ratio and supplemental data
Expenses to average net assets	1.14%	1.14%	1.14%	1.13%	1.12%
Net investment income, to average net assets	0.96%	1.02%	1.63%	1.08%	0.89%
Portfolio turnover rate	40%	37%	34%	43%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $8, are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at the amount of distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$5,951	2.90%
Transamerica Asset Allocation-Growth VP	31,207	15.21
Transamerica Asset Allocation-Moderate VP	22,393	10.92
Transamerica Asset Allocation-Moderate Growth VP	83,915	40.91
Transamerica BlackRock Tactical Allocation VP	8,009	3.90

Total	$151,475	73.84%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $100 million	0.85%
Over $100 million	0.80%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$90,942
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	108,929
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$12,743	December 31, 2017
555	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $17,277.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$2,560
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	3,695
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$2,742

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(13,298)

Post October Capital Loss Deferral	(215)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	20,637

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Mid Cap Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

(unaudited)

MARKET ENVIRONMENT

Despite a 4th Quarter rally by The Standard & Poor’s 500® Index (“S&P 500®”) that brought the index into positive territory for the year, 2011 will be marked as a year most equity investors are glad to see pass cultural revolutions, earthquakes and tsunamis, ratings downgrades of major economies and extraordinary political events dominated the investment landscape. Volatility in the U.S. equity markets has been at its highest levels since the 2008–2009 financial crisis. The S&P 500® moved more than 2% intraday nearly every other day during the second half of 2011 – such volatility has only been surpassed three times since the year 2000.

The year started off strong with yet another quarter of solid results from U.S. companies. By the middle of the 1st quarter, however, investors were once again faced with rising uncertainty as various conflicts in the Middle East pushed oil prices higher followed by a devastating earthquake and subsequent tsunami in Japan, causing sharp sell-offs in equity markets around the globe.

Attention quickly shifted to Europe as the sovereign debt crisis intensified. At the end of June, a Greek default was narrowly averted when the parliament approved new austerity measures allowing bail out funds to be released. As contagion spread to core Europe, the European Central Bank (“ECB”) reluctantly initiated its Securities Markets Program in August by purchasing Italian and Spanish bonds in the secondary market. Meanwhile, the United States came extremely close to default as politicians agreed at the last minute to raise the debt ceiling; nevertheless, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. In addition to the Federal Reserve Bank (“Fed”) announcing that it would keep interest rates exceptionally low through mid-2013, in September the Fed introduced a new monetary easing policy, termed “Operation Twist” – essentially a maturity extension program intended to put downward pressure on longer-term interest rates.

As concerns grew that the peripheral crisis might spread to the core countries, many U.S. money market funds decreased lending activities with major French banks. In response to the increased stress in the interbank lending market, the ECB, in coordination with the other leading central banks, agreed to provide increased U.S. dollar liquidity. However, skepticism surrounding U.S. policy actions and the ongoing European crisis kept markets depressed. The 3rd quarter of 2011 was the toughest quarter for the U.S. equity markets.

However, a turn in sentiment led U.S. equity markets to rally sharply in the fourth quarter allowing the S&P 500 to finish the year in positive territory. Investor confidence improved as economic data supported the fact that the U.S. is not headed towards a recession and European policymakers took bolder actions in their efforts to stave off a sovereign debt crisis. Positive economic surprises in December include the ISM Manufacturing Survey, a solid increase in the number of housing starts and declines in initial jobless claims. There were also significant policy developments in Europe. The European Central Bank took aggressive actions to support the banking system as they cut interest rates for the second time in as many months by 0.25% to 1.00%, reduced reserve requirements for European banks from 2.0% to 1.0% and announced it would conduct two long-term refinancing operations (LTRO’s) with a maturity of 36 months with an option for banks to repay after one year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 3.63%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Standard & Poor’s 500® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark Index, returned 7.84%, 2.11% and 5.87%, respectively.

The blended benchmark is comprised of the Barclays Capital U.S. Aggregate Bond Index (75%), the Standard & Poor’s 500® Index (15%), the Russell 1000® Index (5%) and the Morgan Stanley Capital International-Europe, Australasia, Far East Index (5%).

Prior to May 1, 2011, Transamerica JPMorgan Tactical Allocation VP was named Transamerica Federated Market Opportunity VP and had a different sub-adviser.

STRATEGY REVIEW

Stock selection detracted approximately -30 basis points from performance, while tactical asset allocation was also a drag on performance, detracting approximately -47 basis points from performance. Underlying manager performance was mixed during the reporting period. On the positive side, stock selection within the JPMorgan International Equity Fund and the Research Enhanced Index strategy contributed to returns. On the negative side, weak stock selection in the JPMorgan Intrepid America Fund and the Core Bond strategy detracted from returns. The Portfolio’s tactical overweight to equities relative to fixed income detracted from returns, as equities underperformed bonds during the period. Within equities, an overweight to emerging markets detracted from returns, while allocations to both high yield and emerging markets debt hampered returns, as core fixed income outperformed extended fixed income. On the positive side, the Portfolio’s long duration hedge within the tactical process modestly contributed to returns.

The Portfolio invested in futures contracts to manage exposures and to implement the portfolio manager’s tactical asset allocation views. The futures positions were a net detractor from the portfolio’s overall performance.

Anne Lester, Lead Portfolio Manager

Nicole Fazio, Co-Portfolio Manager

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	3.63%	0.49%	4.45%	03/01/1994
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%
S&P 500®*	2.11%	(0.25)%	2.92%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark*	5.87%	4.96%	5.48%
Russell 3000® Value*	(0.10)%	(2.58)%	4.08%

Service Class	3.44%	0.28%	4.17%	05/01/2003

NOTES

*

The Russell 3000® Value Index (“Russell 3000® Value”) served as the benchmark for the fund prior to May 1, 2011, at which time they were replaced with the Barclays Capital U.S Aggregate Bond Index as the primary benchmark and the Standard & Poor’s 500® Composite Stock Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark as the secondary benchmarks. The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 75%, Standard & Poor’s 500® Composite Stock Index (“S&P 500”) 15%, Russell 1000® Index (“Russell 1000®”) 5% and Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”) 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Initial Class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and contract policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust		Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica JPMorgan Tactical Allocation VP
Initial Class	$1,000.00	$1,014.60	$4.42	$1,020.82	$4.43	0.87%
Service Class	1,000.00	1,013.00	5.68	1,019.56	5.70	1.12

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligations	29.7%
U.S. Government Obligations	24.2
Common Stocks	14.5
Investment Companies	9.1
Corporate Debt Securities	8.1
Securities Lending Collateral	8.0
Mortgage-Backed Securities	6.4
Repurchase Agreement	5.5
Asset-Backed Securities	1.4

Asset Type (continued)	% of Net Assets
Foreign Government Obligations	0.3%
Municipal Government Obligations	0.0 *
Other Assets and Liabilities – Net(A)	(7.2)

Total	100.0%

*	Amount rounds to less than 0.1%
(A)

The Other Assets and Liabilities – Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust		Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 24.2%
United States - 24.2%
U.S. Treasury Bond
4.38%, 11/15/2039	$100	$130
4.50%, 02/15/2036	550	720
4.75%, 02/15/2037	100	136
5.38%, 02/15/2031 ^	150	214
8.75%, 05/15/2020 ^	500	783
8.75%, 08/15/2020	1,000	1,577
U.S. Treasury Inflation Indexed Bond
1.13%, 01/15/2021	129	144
2.50%, 01/15/2029	53	70
U.S. Treasury Inflation Indexed Note
2.00%, 04/15/2012	1,674	1,681
U.S. Treasury Note
0.63%, 06/30/2012 g	70	70
0.88%, 01/31/2012 g	2,245	2,246
1.38%, 01/15/2013 ^	3,500	3,543
2.00%, 04/30/2016	4,000	4,224
2.38%, 10/31/2014	5,000	5,283
2.63%, 04/30/2018	750	817
2.88%, 01/31/2013	4,000	4,116
3.13%, 04/30/2013 - 10/31/2016	5,900	6,325
3.25%, 12/31/2016	6,000	6,700
3.38%, 11/30/2012	2,900	2,985
U.S. Treasury STRIPS
1.10%, 08/15/2017 ▲ ^	1,500	1,409
1.23%, 02/15/2018 ▲ ^	1,200	1,113
1.79%, 05/15/2020 ▲	5,650	4,870
1.82%, 08/15/2020 ▲ ^	3,800	3,250
1.98%, 05/15/2021 ▲ ^	1,450	1,206
2.07%, 11/15/2021 ▲	500	408
2.74%, 11/15/2026 ▲	150	100
2.76%, 02/15/2027 ▲ ^	300	198
2.88%, 08/15/2029 ▲	350	212
2.89%, 11/15/2029 - 02/15/2030 ▲ ^	1,175	698
2.90%, 08/15/2030 ▲ ^	250	146
2.91%, 11/15/2030 ▲	450	261
2.98%, 11/15/2032 ▲	650	350
2.99%, 05/15/2033 ▲	400	212
3.01%, 11/15/2033 ▲	150	78
3.02%, 02/15/2034 ▲	300	154
3.04%, 05/15/2034 ▲	50	25

Total U.S. Government Obligations (cost $53,553)		56,454

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.7%
United States - 29.7%
Fannie Mae
0.51%, 03/25/2045 *	283	281
0.58%, 07/25/2036 *	474	473
0.89%, 04/25/2040 *	230	231
2.49%, 10/01/2017	979	1,004
2.69%, 10/01/2017	750	775
2.92%, 08/25/2021	315	317
2.97%, 11/01/2018	982	1,021
3.23%, 11/01/2020	750	783
3.29%, 10/01/2020	1,000	1,048
3.38%, 01/01/2018	500	531

	Principal (000’s)	Value (000’s)
United States (continued)
Fannie Mae (continued)
3.59%, 12/01/2020 - 10/01/2021	$1,977	$2,105
3.65%, 07/25/2021	433	458
3.73%, 06/25/2021	250	271
3.74%, 06/01/2018	399	428
3.76%, 07/25/2021	500	532
3.87%, 08/01/2021	498	539
3.88%, 09/01/2021	297	323
4.00%, 05/25/2033	200	212
4.13%, 08/01/2021	498	547
4.25%, 04/01/2021 - 04/01/2021	1,050	1,161
4.30%, 04/01/2021	450	499
4.33%, 04/01/2021	397	453
4.36%, 03/01/2020 - 05/01/2021	1,403	1,589
4.38%, 01/01/2021 - 04/01/2021	994	1,106
4.39%, 05/01/2021	300	334
4.48%, 02/01/2021	496	553
4.53%, 12/01/2019	983	1,098
4.54%, 01/01/2020	711	794
4.78%, 12/01/2019	1,053	1,186
5.00%, 10/25/2025 - 08/01/2040	1,028	1,124
5.25%, 05/25/2039	465	501
5.50%, 03/25/2022 - 07/25/2040	7,070	7,860
6.00%, 08/01/2021 - 09/01/2037	6,452	7,107
6.50%, 01/25/2032	261	294
7.00%, 11/25/2041 - 11/25/2041	1,463	1,704
Fannie Mae, PO
09/01/2024 - 05/25/2037	1,196	1,142
Fannie Mae STRIPS, PO
08/01/2032	152	142
Freddie Mac
0.69%, 03/25/2043 *	1,409	1,382
3.50%, 05/15/2021	500	532
4.00%, 12/15/2041	500	529
4.50%, 02/15/2020 - 05/01/2041	6,246	6,662
4.92%, 02/01/2036 *	350	374
5.00%, 07/15/2020 - 05/15/2041	2,054	2,286
5.25%, 12/01/2031 *	68	73
5.30%, 01/15/2033	217	239
5.50%, 11/15/2023 - 08/15/2035	4,917	5,474
5.50%, 05/15/2041 *	538	543
5.70%, 10/15/2038 *	261	286
5.75%, 06/15/2035 - 08/15/2035	376	447
5.85%, 09/15/2035	788	876
6.00%, 01/01/2024 - 04/15/2036	1,447	1,614
6.50%, 07/01/2017 - 11/01/2037	2,095	2,347
13.84%, 09/15/2034 *	273	318
23.20%, 06/15/2035 *	171	255
Freddie Mac, IO
4.50%, 12/15/2024	516	46
5.00%, 10/15/2039	465	76
Freddie Mac, PO
04/15/2020 - 01/15/2040	2,264	2,079
Ginnie Mae
5.00%, 04/20/2041	155	178
5.50%, 01/16/2033	261	311
22.28%, 04/20/2037 *	244	342

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
United States (continued)
Ginnie Mae, IO
6.32%, 05/20/2041 *	$775	$116
Ginnie Mae, PO
03/20/2031 - 01/20/2038	560	515
Residual Funding Corp. STRIPS, PO
2.21%, 07/15/2020 ▲	1,000	834

Total U.S. Government Agency Obligations (cost $67,765)		69,260

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Israel - 0.2%
Israel Government AID Bond
2.23%, 08/15/2018 ▲	400	358
Supranational - 0.1%
International Bank for Reconstruction & Development
1.64%, 02/15/2016	300	285

Total Foreign Government Obligations (cost $632)		643

MORTGAGE-BACKED SECURITIES - 6.4%
United States - 6.4%
ASG Resecuritization Trust
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	118	123
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.68%, 03/20/2035 *	260	229
Banc of America Mortgage Securities, Inc.
Series 2004-5, Class 2A2
5.50%, 06/25/2034	227	235
BCAP LLC Trust
Series 2010-RR4, Class 12A1
4.00%, 07/26/2036 - 144A *	130	128
Series 2011-RR5, Class 11A3
0.44%, 05/28/2036 - 144A *	134	119
Series 2011-RR5, Class 14A3
2.82%, 07/26/2036 - 144A *	184	175
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
5.00%, 07/25/2033 *	111	107
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR4, Class A3
5.47%, 06/11/2041 *	100	108
Bear Stearns Commercial Mortgage Securities, IO
Series 2005-PWR8, Class X1
0.29%, 06/11/2041 - 144A *	2,594	38
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	156	162
Series 2007-A1, Class 1A3
2.76%, 02/25/2037 *	209	202
Series 2007-A2, Class 2A1
2.77%, 07/25/2037 *	88	86
Citicorp Mortgage Securities, Inc.
Series 2004-3, Class A5
5.25%, 05/25/2034	353	366
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/2049	100	111

	Principal (000’s)	Value (000’s)
United States (continued)
Citigroup Mortgage Loan Trust, Inc.
Series 2008-AR4, Class 1A1A
5.12%, 11/25/2038 - 144A *	$158	$158
Series 2011-3, Class 1A1
0.37%, 02/25/2047 - 144A *	101	99
Series 2011-10, Class 4A1
0.45%, 02/25/2046 - 144A *	93	89
Citigroup/Deutsche Bank Commercial Mortgage Trust, IO
Series 2007-CD4, Class XC
0.17%, 12/11/2049 - 144A *	9,553	90
Countrywide Alternative Loan Trust
Series 2004-13CB, Class A1
5.25%, 07/25/2034	184	185
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-39, Class A6
5.00%, 10/25/2033	152	149
Series 2003-49, Class A6
4.58%, 12/19/2033 *	148	144
Series 2004-3, Class A26
5.50%, 04/25/2034	185	191
Series 2004-3, Class A4
5.75%, 04/25/2034	148	152
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	170	172
Credit Suisse Mortgage Capital Certificates
Series 2011-6R, Class 3A1
2.86%, 07/28/2036 - 144A *	107	101
Series 2011-7R, Class A1
1.54%, 08/28/2047 - 144A *	249	244
Series 2011-9R, Class A1
2.29%, 03/27/2046 - 144A *	269	267
Deutsche Mortgage Securities, Inc.
Series 2009-RS2, Class 4A1
0.39%, 04/26/2037 - 144A *	35	34
Fannie Mae
3.11%, 01/01/2022	800	817
GMAC Commercial Mortgage Securities, Inc.
Series 2005-C1, Class AM
4.75%, 05/10/2043	100	104
GMAC Mortgage Corp., Loan Trust
Series 2004-J5, Class A7
6.50%, 01/25/2035	94	99
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF
0.64%, 09/25/2035 - 144A *	121	95
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1
4.65%, 10/25/2033 *	130	129
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	412	429
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	128	135
Impac CMB Trust
Series 2005-4, Class 2A1
0.59%, 05/25/2035 *	132	111

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
United States (continued)
Impac Secured Assets CMN Owner Trust
Series 2006-1, Class 2A1
0.64%, 05/25/2036 *	$186	$156
Series 2006-2, Class 2A1
0.64%, 08/25/2036 *	88	78
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A4
5.33%, 08/12/2040 *	150	157
Series 2004-CB8, Class A4
4.40%, 01/12/2039	125	131
Series 2004-CB9, Class A4
5.77%, 06/12/2041 *	100	111
Series 2006-CB15, Class A4
5.81%, 06/12/2043 *	100	108
Series 2006-CB16, Class A4
5.55%, 05/12/2045	125	137
Series 2006-LDP9, Class A3SF
0.43%, 05/15/2047 *	100	91
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
4.76%, 02/25/2034 *	101	97
Series 2006-A2, Class 5A3
2.65%, 11/25/2033 *	159	145
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4
5.12%, 11/15/2032 *	250	263
Series 2004-C2, Class A4
4.37%, 03/15/2036	107	112
LVII Resecuritization Trust
Series 2009-2, Class A5
3.00%, 09/27/2037 - 144A *	146	144
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.66%, 04/21/2034 *	154	147
Series 2004-13, Class 3A7
2.72%, 11/21/2034 *	100	91
MASTR Alternative Loans Trust
Series 2004-5, Class 5A1
4.75%, 06/25/2019	130	131
MASTR Alternative Loans Trust, PO
Series 2003-8, Class 15PO
11/25/2018	511	452
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	240	250
Series 2003-11, Class 9A6
5.25%, 12/25/2033	229	237
Merrill Lynch/Countrywide Commercial Mortgage Trust, IO
Series 2006-4, Class XC
0.27%, 12/12/2049 - 144A *	2,497	33
MLCC Mortgage Investors, Inc.
Series 2003-H, Class A1
0.93%, 01/25/2029 *	257	203
Morgan Stanley Capital I
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	125	132
Morgan Stanley Capital I, IO
Series 2006-IQ12, Class X1
0.18%, 12/15/2043 - 144A *	3,214	46

	Principal (000’s)	Value (000’s)
United States (continued)
Morgan Stanley Capital I, IO (continued)
Series 2007-HQ11, Class X
0.41%, 02/12/2044 - 144A *	$5,687	$44
Morgan Stanley Re-REMIC Trust
Series 2009-IO, Class A2
5.00%, 07/17/2056 - 144A	200	205
Series 2010-C30A, Class A3A
3.25%, 12/17/2043 - 144A	1,000	1,000
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	239	238
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 2A1
2.63%, 05/25/2035 *	145	130
Residential Accredit Loans, Inc.
Series 2004-QA4, Class NB3
3.75%, 09/25/2034 *	83	76
Sequoia Mortgage Trust
Series 2003-1, Class 1A
0.66%, 04/20/2033 *	117	103
Series 2004-11, Class A1
0.58%, 12/20/2034 *	149	120
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A *	91	91
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-4, Class 5A
5.45%, 04/25/2034 *	87	81
Series 2004-6, Class 5A4
4.95%, 06/25/2034 *	100	94
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.94%, 10/19/2034 *	94	77
Structured Asset Securities Corp.
Series 2003-15A, Class 2A1
2.43%, 04/25/2033 *	151	138
Series 2003-30, Class 1A5
5.50%, 10/25/2033	148	152
Series 2003-37A, Class 2A
5.02%, 12/25/2033 *	32	31
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
0.93%, 09/25/2043 *	183	162
Vericrest Opportunity Loan Transferee
Series 2010-NPL1, Class B1
8.00%, 05/25/2039 - 144A *	168	157
Series 2011-NL1A, Class A1
5.93%, 12/26/2050 - 144A *	64	64
Series 2011-NL2A, Class A1
5.68%, 06/25/2051 - 144A *	72	72
Series 2011-NL2A, Class A2
9.32%, 06/25/2051 - 144A *	100	60
Series 2011-NL3A, Class A1
5.19%, 09/25/2051 - 144A *	109	109
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9, Class A4
5.01%, 12/15/2035 *	150	158
Series 2004-C11, Class A5
5.22%, 01/15/2041 *	116	124

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
United States (continued)
Wachovia Bank Commercial Mortgage Trust, IO
Series 2006-C24, Class XC
0.07%, 03/15/2045 - 144A *	$11,187	$46
WaMu Mortgage Pass-Through Certificates
Series 2003-AR5, Class A7
2.58%, 06/25/2033 *	199	190
Series 2003-AR6, Class A1
2.57%, 06/25/2033 *	128	119
Series 2003-AR10, Class A7
2.45%, 10/25/2033 *	140	132
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	135	137
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	119	124
Series 2004-CB3, Class 3A
5.50%, 10/25/2019	148	152
Wells Fargo Mortgage Backed Securities Trust
Series 2003-11, Class 2A1
4.75%, 10/25/2018	74	76
Series 2004-8, Class A1
5.00%, 08/25/2019	74	76
Series 2004-I, Class 1A1
2.69%, 07/25/2034 *	228	210
Series 2004-P, Class 2A1
2.68%, 09/25/2034 *	256	243
Series 2004-R, Class 2A1
2.62%, 09/25/2034 *	127	121
Series 2005-AR8, Class 2A1
2.70%, 06/25/2035 *	97	90
Series 2005-AR9, Class 2A1
2.67%, 10/25/2033 *	102	95
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class A4
4.38%, 03/15/2044 - 144A	100	106

Total Mortgage-Backed Securities (cost $15,169)		15,038

ASSET-BACKED SECURITIES - 1.4%
United States - 1.4%
AH Mortgage Advance Trust
Series SART-1, Class A1
2.63%, 05/10/2042 - 144A	328	325
Series SART-1, Class A2
3.37%, 05/10/2043 - 144A	221	219
Series SART-2, Class A1
3.27%, 09/15/2043 - 144A	133	133
Series SART-2, Class B1
6.90%, 09/15/2043 - 144A	50	50
American Airlines Pass-Through Trust
Series 2011-2, Class A
8.63%, 10/15/2021	35	36
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class A2
0.84%, 11/10/2014	116	116
Series 2011-4, Class A2
0.92%, 03/09/2015	33	33
Series 2011-4, Class A3
1.17%, 05/09/2016	94	94

	Principal (000’s)	Value (000’s)
United States (continued)
AmeriCredit Automobile Receivables Trust (continued)
Series 2011-5, Class A3
1.55%, 07/08/2016	$100	$100
CarMax Auto Owner Trust
Series 2011-3, Class A3
1.07%, 06/15/2016	202	201
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-2, Class 2A2
0.85%, 02/25/2033 *	162	149
Chrysler Financial Auto Securitization Trust
Series 2010-A, Class B
1.65%, 11/08/2013	150	150
CNH Equipment Trust
Series 2011-A, Class A3
1.20%, 05/16/2016	50	50
Series 2011-A, Class A4
2.04%, 10/17/2016	53	54
CPS Auto Trust
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	100	100
CVS Pass-Through Trust
5.93%, 01/10/2034 - 144A	56	58
Ford Credit Auto Lease Trust
Series 2011-A, Class A2
0.74%, 09/15/2013	120	120
Ford Credit Auto Owner Trust
Series 2011-B, Class A2
0.68%, 01/15/2014	100	100
Fortress Opportunities Residential Transaction
Series 2011-1A, Class A1
7.21%, 10/25/2047 - 144A *	136	136
Hyundai Auto Receivables Trust
Series 2011-B, Class A3
1.04%, 09/15/2015	51	51
Series 2011-B, Class A4
1.65%, 02/15/2017	57	58
Madison Avenue Manufactured Housing Contract
Series 2002-A, Class M2
2.54%, 03/25/2032 *	250	220
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A3
0.85%, 03/16/2015	99	99
PennyMac Loan Trust
Series 2011-NPL1, Class A
5.25%, 09/25/2051 - 144A *	143	142
Residential Asset Mortgage Products, Inc.
Series 2004-RZ1, Class M1
4.32%, 03/25/2034 *	201	127
Santander Drive Auto Receivables Trust
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	100	102
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	22	22
Soundview Home Equity Loan Trust
Series 2003-2, Class M2
1.94%, 11/25/2033 *	246	200

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
United States (continued)
Westlake Automobile Receivables Trust
Series 2011-1A, Class A2
1.08%, 07/15/2013 - 144A	$30	$30
Series 2011-1A, Class A3
1.49%, 06/16/2014 - 144A	47	47

Total Asset-Backed Securities (cost $3,309)		3,322

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% ¥
United States - 0.0% ¥
Ohio State University
4.80%, 06/01/2111	91	95
Total Municipal Government Obligation (cost $90)
CORPORATE DEBT SECURITIES - 8.1%
Australia - 0.5%
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016 - 144A	272	269
BHP Billiton Finance USA, Ltd.
3.25%, 11/21/2021 ^	80	82
Macquarie Group, Ltd.
7.30%, 08/01/2014 - 144A	70	73
7.63%, 08/13/2019 - 144A	80	82
National Australia Bank, Ltd.
3.00%, 07/27/2016 - 144A	200	199
Rio Tinto Finance USA, Ltd.
3.75%, 09/20/2021	20	21
4.13%, 05/20/2021	80	86
Westpac Banking Corp.
2.45%, 11/28/2016 - 144A	200	198
Canada - 0.1%
Canadian Natural Resources, Ltd.
7.20%, 01/15/2032	50	65
EnCana Corp.
6.50%, 08/15/2034	40	47
Petro-Canada
5.35%, 07/15/2033	50	53
Royal Bank of Canada
2.30%, 07/20/2016 ^	55	56
Talisman Energy, Inc.
7.75%, 06/01/2019	40	49
Thomson Reuters Corp.
3.95%, 09/30/2021	46	48
Toronto-Dominion Bank
2.20%, 07/29/2015 - 144A ^	100	102
2.50%, 07/14/2016	57	58
Cayman Islands - 0.0% ¥
Transocean, Inc.
6.38%, 12/15/2021	12	13
7.35%, 12/15/2041	10	11
7.50%, 04/15/2031	25	26
France - 0.0% ¥
France Telecom SA
2.75%, 09/14/2016	17	17
Luxembourg - 0.0% ¥
Schlumberger Investment SA
3.30%, 09/14/2021 - 144A	23	24
Netherland Antilles - 0.0% ¥
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	80	81

	Principal (000’s)	Value (000’s)
Netherlands - 0.0% ¥
Deutsche Telekom International Finance BV
8.75%, 06/15/2030	$30	$42
Shell International Finance BV
4.30%, 09/22/2019	50	58
Norway - 0.1%
Statoil ASA
3.15%, 01/23/2022	20	21
4.25%, 11/23/2041	16	17
5.25%, 04/15/2019	100	115
Supranational - 0.0% ¥
Corp. Andina de Fomento
3.75%, 01/15/2016	64	65
Sweden - 0.1%
Nordea Bank AB
4.88%, 05/13/2021 - 144A	200	169
Switzerland - 0.2%
Credit Suisse
5.30%, 08/13/2019	100	103
6.00%, 02/15/2018	145	143
Tyco International, Ltd.
7.00%, 12/15/2019	45	56
UBS AG
5.75%, 04/25/2018	120	124
United Kingdom - 0.3%
BAE Systems PLC
5.80%, 10/11/2041 - 144A	25	26
Barclays Bank PLC
6.75%, 05/22/2019	100	111
HSBC Bank PLC
1.63%, 07/07/2014 - 144A ^	200	198
3.10%, 05/24/2016 - 144A	150	150
HSBC Holdings PLC
4.88%, 01/14/2022	100	106
5.10%, 04/05/2021	70	74
SABMiller PLC
5.70%, 01/15/2014 - 144A	50	53
United States - 6.8%
AGL Capital Corp.
3.50%, 09/15/2021	52	52
AIG SunAmerica Global Financing X
6.90%, 03/15/2032 - 144A	20	21
American Express Co.
7.00%, 03/19/2018	120	146
American Express Credit Corp.
2.80%, 09/19/2016	39	39
American Water Capital Corp.
6.09%, 10/15/2017	40	47
Amgen, Inc.
3.88%, 11/15/2021	30	30
5.15%, 11/15/2041	80	83
5.65%, 06/15/2042	31	34
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/2014	18	18
8.20%, 01/15/2039	20	32
AON Corp.
3.13%, 05/27/2016	29	29
Apache Corp.
6.90%, 09/15/2018	50	64

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
United States (continued)
Appalachian Power Co.
6.70%, 08/15/2037	$25	$32
Arizona Public Service Co.
5.05%, 09/01/2041 ^	23	26
Arrow Electronics, Inc.
7.50%, 01/15/2027	60	66
ASIF Global Financing XIX
4.90%, 01/17/2013 - 144A	160	161
Associates Corp.
6.95%, 11/01/2018	280	305
AT&T, Inc.
4.45%, 05/15/2021	150	166
5.80%, 02/15/2019	80	94
Atmos Energy Corp.
6.35%, 06/15/2017	100	119
Bank of America Corp.
4.90%, 05/01/2013	50	50
5.00%, 05/13/2021	110	100
5.63%, 07/01/2020	100	92
7.63%, 06/01/2019	200	207
Bank of America Corp. -Series MTNL
5.65%, 05/01/2018	105	100
Bank of New York Mellon Corp.
2.40%, 01/17/2017	119	119
3.55%, 09/23/2021	19	19
4.15%, 02/01/2021	55	58
BB&T Corp.
5.20%, 12/23/2015	100	107
6.85%, 04/30/2019	60	73
BellSouth Corp.
6.88%, 10/15/2031	110	137
Berkshire Hathaway Finance Corp.
5.40%, 05/15/2018 ^	200	233
Berkshire Hathaway, Inc.
3.75%, 08/15/2021 ^	122	127
Bunge, Ltd. Finance Corp.
8.50%, 06/15/2019	80	97
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	40	41
5.40%, 06/01/2041	60	69
Capital One Bank USA NA
8.80%, 07/15/2019	250	287
Carolina Power & Light Co.
3.00%, 09/15/2021	67	69
Centel Capital Corp.
9.00%, 10/15/2019	25	28
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	100	106
6.13%, 11/01/2017	30	34
CenturyLink, Inc.
6.45%, 06/15/2021	60	60
7.60%, 09/15/2039	40	39
Citigroup, Inc.
4.59%, 12/15/2015	57	57
4.75%, 05/19/2015	25	25
8.50%, 05/22/2019	200	235
Cleveland Electric Illuminating Co.
8.88%, 11/15/2018	70	94

	Principal (000’s)	Value (000’s)
United States (continued)
Comcast Cable Communications LLC
8.88%, 05/01/2017	$100	$129
Comcast Corp.
7.05%, 03/15/2033	90	114
ConocoPhillips
5.75%, 02/01/2019 ^	90	108
CRH America, Inc.
6.00%, 09/30/2016	22	24
Crown Castle Towers LLC
3.21%, 08/15/2015 - 144A	60	61
CSX Corp.
4.25%, 06/01/2021	23	25
7.90%, 05/01/2017	55	69
CVS Caremark Corp.
4.13%, 05/15/2021	80	87
Daimler Finance North America LLC
2.63%, 09/15/2016 - 144A	150	149
Danaher Corp.
3.90%, 06/23/2021	33	36
Devon Energy Corp.
6.30%, 01/15/2019	40	49
DIRECTV Holdings LLC
6.38%, 03/01/2041	85	98
Discovery Communications LLC
4.38%, 06/15/2021 ^	37	39
Dominion Resources, Inc.
4.90%, 08/01/2041	11	12
6.30%, 03/15/2033	50	62
Dominion Resources, Inc. - Series D
8.88%, 01/15/2019	40	53
Dow Chemical Co.
4.13%, 11/15/2021	26	27
5.25%, 11/15/2041	17	18
8.55%, 05/15/2019	90	119
Duke Energy Carolinas LLC
3.90%, 06/15/2021	100	109
4.25%, 12/15/2041	17	18
E.I. du Pont de Nemours & Co.
5.60%, 12/15/2036	30	37
6.00%, 07/15/2018	30	37
ERAC USA Finance LLC
4.50%, 08/16/2021 - 144A	35	36
ERP Operating, LP
4.63%, 12/15/2021	31	32
5.25%, 09/15/2014 ^	60	64
Exelon Generation Co., LLC
6.20%, 10/01/2017	100	114
Florida Power & Light Co.
5.13%, 06/01/2041	30	36
5.95%, 10/01/2033	20	26
Fluor Corp.
3.38%, 09/15/2021	29	29
FUEL Trust
3.98%, 06/15/2016 - 144A	200	200
Gap, Inc.
5.95%, 04/12/2021	67	64
General Electric Capital Corp.
4.38%, 09/16/2020	110	112
4.63%, 01/07/2021 ^	150	156

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
United States (continued)
General Electric Capital Corp. (continued)
5.63%, 05/01/2018	$200	$224
6.00%, 08/07/2019	230	264
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	46	45
6.00%, 06/15/2020	220	225
7.50%, 02/15/2019	365	404
Great Plains Energy, Inc.
4.85%, 06/01/2021	14	15
GTE Corp.
6.84%, 04/15/2018	17	20
GTP Acquisition Partners I LLC
4.35%, 06/15/2016 - 144A	61	61
Hewlett-Packard Co.
4.30%, 06/01/2021	67	69
4.65%, 12/09/2021	87	92
6.00%, 09/15/2041	70	77
Intel Corp.
3.30%, 10/01/2021	30	32
4.80%, 10/01/2041	33	37
International Business Machines Corp.
1.95%, 07/22/2016	100	103
Intuit, Inc.
5.75%, 03/15/2017	60	67
Jackson National Life Global Funding
4.70%, 06/01/2018 - 144A	100	107
Jefferies Group, Inc.
8.50%, 07/15/2019	145	147
John Deere Capital Corp.
3.15%, 10/15/2021	20	20
Johnson Controls, Inc.
3.75%, 12/01/2021	36	37
4.25%, 03/01/2021	40	43
5.25%, 12/01/2041 ^	75	79
Kansas City Power & Light Co.
5.30%, 10/01/2041	60	65
Kohl’s Corp.
4.00%, 11/01/2021	16	16
Kraft Foods, Inc.
6.50%, 08/11/2017 - 02/09/2040	175	220
Kroger Co.
6.15%, 01/15/2020	30	36
8.00%, 09/15/2029	25	34
Lincoln National Corp.
4.85%, 06/24/2021	7	7
Lockheed Martin Corp.
2.13%, 09/15/2016	16	16
4.85%, 09/15/2041	12	12
Lowe’s Cos., Inc.
3.80%, 11/15/2021	18	19
5.13%, 11/15/2041	13	14
Manufacturers & Traders Trust Co.
6.63%, 12/04/2017	250	288
Medco Health Solutions, Inc.
7.13%, 03/15/2018	60	70
Merrill Lynch & Co., Inc.
6.88%, 04/25/2018	50	49
6.40%, 08/28/2017	100	97

	Principal (000’s)	Value (000’s)
United States (continued)
MetLife, Inc.
6.75%, 06/01/2016	$40	$46
Metropolitan Life Global Funding I
2.00%, 01/10/2014 - 144A	150	151
3.65%, 06/14/2018 - 144A	120	125
Morgan Stanley
5.50%, 07/28/2021	20	18
5.63%, 09/23/2019	300	278
7.30%, 05/13/2019	250	255
Mosaic Co.
3.75%, 11/15/2021 ^	11	11
4.88%, 11/15/2041	13	13
National City Corp.
4.90%, 01/15/2015	60	65
National Semiconductor Corp.
3.95%, 04/15/2015	40	43
6.60%, 06/15/2017	60	73
Nationwide Mutual Insurance Co.
6.60%, 04/15/2034 - 144A	15	14
9.38%, 08/15/2039 - 144A	80	97
NBCUniversal Media LLC
4.38%, 04/01/2021	150	157
Nevada Power Co.
5.45%, 05/15/2041	40	48
6.50%, 08/01/2018	25	30
Nevada Power Co. -Series V
7.13%, 03/15/2019	50	62
News America, Inc.
6.65%, 11/15/2037	100	113
NiSource Finance Corp.
5.80%, 02/01/2042	67	70
6.80%, 01/15/2019	80	94
Nordstrom, Inc.
4.00%, 10/15/2021	21	22
Norfolk Southern Corp.
3.25%, 12/01/2021	11	11
6.00%, 05/23/2111	113	131
Occidental Petroleum Corp.
1.75%, 02/15/2017	17	17
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	50	61
PACCAR Financial Corp.
1.55%, 09/29/2014	28	28
Pacific Gas & Electric Co.
3.25%, 09/15/2021	11	11
4.50%, 12/15/2041	48	49
8.25%, 10/15/2018	45	59
PacifiCorp
5.50%, 01/15/2019	50	59
Pennsylvania Electric Co.
6.05%, 09/01/2017	40	46
PepsiCo, Inc.
3.00%, 08/25/2021	17	18
PNC Bank NA
6.88%, 04/01/2018	250	284
PNC Funding Corp.
2.70%, 09/19/2016	48	49
PPG Industries, Inc.
3.60%, 11/15/2020	50	52

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
United States (continued)
PPG Industries, Inc. (continued)
6.65%, 03/15/2018	$50	$60
PPL Energy Supply LLC
4.60%, 12/15/2021	35	35
Prudential Insurance Co. of America
8.30%, 07/01/2025 - 144A	150	192
PSEG Power LLC
4.15%, 09/15/2021 ^	23	24
5.32%, 09/15/2016	50	56
Public Service Co., of Oklahoma
5.15%, 12/01/2019	40	45
Qwest Corp.
6.75%, 12/01/2021	67	73
Ryder System, Inc.
3.50%, 06/01/2017	43	44
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33	34
Sempra Energy
9.80%, 02/15/2019	80	108
Simon Property Group, LP
4.13%, 12/01/2021 ^	27	28
4.38%, 03/01/2021 ^	60	63
Southern California Edison Co.
3.88%, 06/01/2021 ^	18	20
3.90%, 12/01/2041	50	50
Southern Co.
1.95%, 09/01/2016	23	23
Southern Power Co.
5.15%, 09/15/2041	25	27
Southwestern Electric Power Co.
6.45%, 01/15/2019	50	58
Southwestern Public Service Co. -Series G
8.75%, 12/01/2018	80	109
Spectra Energy Capital LLC
7.50%, 09/15/2038	30	39
Time Warner Cable, Inc.
5.50%, 09/01/2041	14	15
6.55%, 05/01/2037	100	114
8.75%, 02/14/2019	105	134
Time Warner Entertainment Co., LP
8.38%, 03/15/2023	30	39
Time Warner, Inc.
5.38%, 10/15/2041	17	18
Toyota Motor Credit Corp.
2.00%, 09/15/2016	90	91
U.S. Bancorp
4.13%, 05/24/2021	37	41
7.50%, 06/01/2026	70	91
Union Carbide Corp.
7.50%, 06/01/2025	40	47
Union Pacific Corp.
4.16%, 07/15/2022	87	94
United Technologies Corp.
6.13%, 02/01/2019	50	62
UnitedHealth Group, Inc.
3.38%, 11/15/2021	37	38
Verizon Communications, Inc.
8.75%, 11/01/2018	180	244
8.95%, 03/01/2039	30	48
Verizon Global Funding Corp.
7.75%, 12/01/2030	80	111

	Principal (000’s)	Value (000’s)
United States (continued)
Viacom, Inc.
3.88%, 12/15/2021	$40	$41
Wachovia Bank NA
5.60%, 03/15/2016	300	321
Wachovia Corp.
5.75%, 02/01/2018	280	318
Walt Disney Co.
4.13%, 12/01/2041	80	83
WEA Finance LLC
6.75%, 09/02/2019 - 144A	60	67
WellPoint, Inc.
5.88%, 06/15/2017	50	58
Wells Fargo & Co.
2.63%, 12/15/2016 ^	64	64
5.63%, 12/11/2017	50	57
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2	2
Xcel Energy, Inc.
4.80%, 09/15/2041 ^	3	3
Xerox Corp.
4.50%, 05/15/2021	24	24
5.63%, 12/15/2019	70	77

Total Corporate Debt Securities (cost $18,912)		19,028

	Shares	Value (000’s)
COMMON STOCKS - 14.5%
Bermuda - 0.2%
Axis Capital Holdings, Ltd.	1,562	50
Everest RE Group, Ltd.	1,428	120
Freescale Semiconductor Holdings I, Ltd. ‡ ^	1,610	20
Genpact, Ltd. ‡	2,083	31
Invesco, Ltd.	7,816	157
Marvell Technology Group, Ltd. ‡ ^	2,430	34
PartnerRe, Ltd.	247	16
Ireland - 0.3%
Accenture PLC - Class A	3,571	190
Covidien PLC	7,954	358
Ingersoll-Rand PLC ^	3,042	93
Israel - 0.0% ¥
Teva Pharmaceutical Industries, Ltd. ADR	1,208	49
Netherland Antilles - 0.2%
Schlumberger, Ltd. ^	4,947	337
Panama - 0.0% ¥
Carnival Corp. ^	1,283	42
Switzerland - 0.2%
ACE, Ltd.	3,088	217
TE Connectivity, Ltd.	2,176	67
Tyco International, Ltd. ^	4,754	222
Weatherford International, Ltd. ‡	2,311	34
United States - 13.6%
3M Co.	2,549	208
Abbott Laboratories ^	5,744	323
Adobe Systems, Inc. ‡ ^	3,207	91
Aetna, Inc.	1,479	62
AGL Resources, Inc.	2,934	124
Air Products & Chemicals, Inc. ^	2,403	205
Alcoa, Inc. ^	9,959	86
Alexandria Real Estate Equities, Inc. REIT ^	1,236	85
Alexion Pharmaceuticals, Inc. ‡ ^	716	51
Allergan, Inc. ^	1,133	99
Allstate Corp.	4,088	112

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
United States (continued)
Altera Corp.	3,645	$135
Altria Group, Inc. ^	7,085	210
Amazon.com, Inc. ‡	1,542	266
American Electric Power Co., Inc.	4,877	200
American Express Co. ^	5,385	254
Anadarko Petroleum Corp. ^	767	59
Apple, Inc. ‡	3,575	1,447
AT&T, Inc. ^	11,553	349
AutoZone, Inc. ‡	618	201
Baker Hughes, Inc.	2,683	131
Ball Corp. ^	1,446	52
Bank of America Corp.	48,891	272
Beam, Inc.	408	21
Becton, Dickinson and Co. ^	1,368	102
Bed Bath & Beyond, Inc. ‡ ^	255	15
Berkshire Hathaway, Inc. - Class B ‡	4,204	321
Biogen Idec, Inc. ‡	2,194	241
BlackRock, Inc. - Class A ^	520	93
Booz Allen Hamilton Holding Corp. - Class A ‡ ^	1,012	17
Broadcom Corp. - Class A ‡	1,449	43
Capital One Financial Corp. ^	6,949	294
CBS Corp. - Class B	11,360	308
Celgene Corp. ‡ ^	4,590	311
CenterPoint Energy, Inc. ^	10,610	213
Chesapeake Energy Corp. ^	1,975	44
Chevron Corp. ^	7,566	805
Cisco Systems, Inc.	20,846	377
Citigroup, Inc.	11,679	307
CME Group, Inc. - Class A	460	112
Coca-Cola Co.	6,658	466
Cognizant Technology Solutions Corp. - Class A ‡	1,762	113
Colonial Properties Trust REIT	1,703	36
Comcast Corp. - Class A ^	13,878	329
ConocoPhillips ^	4,983	363
Crown Castle International Corp. ‡ ^	1,565	70
Crown Holdings, Inc. ‡ ^	990	33
CSX Corp.	15,007	316
Cummins, Inc. ^	186	16
CVS Caremark Corp.	5,965	243
D.R. Horton, Inc. ^	4,350	55
Darden Restaurants, Inc. ^	303	14
Devon Energy Corp.	3,226	200
DeVry, Inc. ^	1,566	60
DIRECTV - Class A ‡	1,317	56
Discover Financial Services	1,558	37
Dominion Resources, Inc.	1,099	58
Dow Chemical Co. ^	1,225	35
Dr. Pepper Snapple Group, Inc. ^	2,136	84
DTE Energy Co.	1,316	72
Duke Realty Corp. REIT ^	2,153	26
E.I. du Pont de Nemours & Co. ^	8,972	411
eBay, Inc. ‡	1,046	32
EMC Corp. ‡ ^	7,380	159
Emerson Electric Co.	6,246	291
Equity Lifestyle Properties, Inc. REIT ^	488	33
Exelon Corp.	1,905	83
Expedia, Inc. ^	264	8
Exxon Mobil Corp. ^	11,655	988
Fluor Corp.	3,736	188
Freeport-McMoRan Copper & Gold, Inc.	3,922	145
Frontier Communications Corp. ^	2,958	15
GameStop Corp. - Class A ‡ ^	383	9

	Shares	Value (000’s)
United States (continued)
General Dynamics Corp. ^	1,019	$68
General Electric Co. ^	31,334	562
General Mills, Inc. ^	2,511	101
General Motors Co. ‡ ^	9,006	183
Georgia Gulf Corp. ‡	1,131	22
Goldman Sachs Group, Inc.	1,808	164
Goodrich Corp.	306	38
Google, Inc. - Class A ‡ ^	734	474
Halliburton Co.	2,609	90
Hasbro, Inc. ^	870	28
Hess Corp.	866	49
Hewlett-Packard Co.	3,818	98
Highwoods Properties, Inc. REIT ^	1,023	30
Home Depot, Inc. ^	3,196	134
Honeywell International, Inc.	3,587	195
Humana, Inc. ^	2,150	188
Intel Corp. ^	1,995	48
IntercontinentalExchange, Inc. ‡	951	115
International Business Machines Corp.	4,338	798
Johnson & Johnson ^	2,895	190
Johnson Controls, Inc.	5,440	170
Juniper Networks, Inc. ‡ ^	1,538	31
Kellogg Co. ^	1,259	64
Kimberly-Clark Corp. ^	2,275	167
Kohl’s Corp.	1,870	92
Kraft Foods, Inc. - Class A	10,791	404
Kroger Co. ^	4,384	106
LAM Research Corp. ‡ ^	3,492	129
Legg Mason, Inc. ^	350	8
Lennar Corp. - Class A ^	1,641	32
Life Technologies Corp. ‡	511	20
Lowe’s Cos., Inc. ^	7,338	186
LSI Corp. ‡ ^	8,915	53
Mack-Cali Realty Corp. REIT	1,751	47
Macy’s, Inc. ^	3,660	118
Marathon Oil Corp. ^	2,709	79
Marriott International, Inc. - Class A ^	2,338	68
Masco Corp. ^	2,862	30
Mastercard, Inc. - Class A ^	463	173
McDonald’s Corp.	1,272	128
McKesson Corp.	2,346	183
Merck & Co., Inc.	17,940	676
MetLife, Inc. ^	4,848	151
Micron Technology, Inc. ‡ ^	2,969	19
Microsoft Corp.	27,766	721
Mid-America Apartment Communities, Inc. REIT ^	595	37
Morgan Stanley	6,622	100
Mosaic Co.	1,433	72
Murphy Oil Corp.	509	28
Mylan, Inc. ‡	6,149	132
National Oilwell Varco, Inc. ^	3,274	223
NetApp, Inc. ‡	406	15
Newmont Mining Corp.	1,457	87
Nextera Energy, Inc.	3,215	196
Nike, Inc. - Class B ^	2,131	206
Nordstrom, Inc.	1,037	52
Norfolk Southern Corp. ^	3,456	252
Northeast Utilities ^	3,629	131
Northrop Grumman Corp.	711	42
NV Energy, Inc.	2,190	36
Occidental Petroleum Corp.	3,339	313
Oge Energy Corp.	604	34
ON Semiconductor Corp. ‡ ^	4,550	35

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
United States (continued)
Oracle Corp.	12,767	$327
PACCAR, Inc. ^	5,226	196
Pebblebrook Hotel Trust REIT ^	871	17
PepsiCo, Inc.	5,085	337
PerkinElmer, Inc. ^	1,214	24
Pfizer, Inc.	27,737	600
PG&E Corp. ^	3,370	139
Philip Morris International, Inc.	3,715	292
Plum Creek Timber Co., Inc. REIT ^	410	15
Post Properties, Inc. REIT ^	837	37
PPL Corp.	4,541	134
Procter & Gamble Co.	11,056	738
Prudential Financial, Inc.	2,742	137
PulteGroup, Inc. ‡ ^	5,410	34
QUALCOMM, Inc.	5,367	294
Ralcorp Holdings, Inc. ‡ ^	1,243	106
Regency Centers Corp. REIT	847	32
Rowan Cos., Inc. ‡ ^	1,329	40
Ryland Group, Inc. ^	2,419	38
SanDisk Corp. ‡	694	34
Sealed Air Corp.	3,114	53
Senior Housing Properties Trust REIT	2,867	64
Southwest Airlines Co. ^	6,388	55
Southwestern Energy Co. ‡	4,865	155
Sprint Nextel Corp. ‡ ^	19,796	46
Staples, Inc.	1,403	19
State Street Corp.	3,322	134
SunTrust Banks, Inc.	2,890	51
Sysco Corp. ^	2,701	79
Target Corp.	3,671	188
Texas Instruments, Inc.	1,675	49
Time Warner, Inc. ^	12,571	455
TJX Cos., Inc. ^	3,235	210
TripAdvisor, Inc. ‡ ^	264	7
Tyson Foods, Inc. - Class A	2,518	52
Union Pacific Corp. ^	4,284	454
United Technologies Corp.	5,593	408
UnitedHealth Group, Inc.	6,021	306
V.F. Corp.	1,286	163
Valero Energy Corp.	1,635	34
Ventas, Inc. REIT ^	2,234	123
Verizon Communications, Inc. ^	13,283	534
Vertex Pharmaceuticals, Inc. ‡ ^	1,170	39
Wal-Mart Stores, Inc. ^	5,138	308
Wells Fargo & Co.	23,672	652
Western Digital Corp. ‡	684	21
Weyerhaeuser Co. REIT ^	1,522	28
Williams Cos., Inc.	1,702	56
Xilinx, Inc. ^	5,655	181
Yahoo! Inc. ‡ ^	3,651	59
Yum! Brands, Inc.	1,340	79
Zions Bancorporation	524	9
Zynga, Inc. - Class A ‡ ^	1,734	16

Total Common Stocks (cost $33,197)		33,806

	Shares	Value (000’s)
INVESTMENT COMPANIES - 9.1%
United States - 9.1%
iShares MSCI Emerging Markets Index Fund	46,758	$1,774
JPMorgan Emerging Markets Debt Fund à	261,336	2,083
JPMorgan High Yield Fund à	455,187	3,469
JPMorgan International Equity Fund à	930,966	11,320
JPMorgan Intrepid America Fund à	116,387	2,643

Total Investment Companies (cost $23,413)		21,289

SECURITIES LENDING COLLATERAL - 8.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	18,737,367	18,737
Total Securities Lending Collateral (cost $18,737)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 5.5%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $12,922 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $13,181.	$12,922	12,922
Total Repurchase Agreement (cost $12,922)

Total Investment Securities (cost $247,699)		250,594
Other Assets and Liabilities - Net		(16,857)

Net Assets		$233,737

	Shares	Value (000’s)
SECURITIES SOLD SHORT - 0.0% ¥
COMMON STOCK - 0.0% ¥
Oil, Gas & Consumable Fuels - 0.0% ¥
WPX Energy, Inc. ‡	(460)	(8)
Total Securities Sold Short (proceeds $(8))

FUTURES CONTRACTS: g

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year Government of Canada Bond	Long	15	03/21/2012	$28
10-Year Japan Government Bond	Short	(1)	03/09/2012	(9)
10-Year U.S. Treasury Note	Short	(9)	03/21/2012	(3)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FUTURES CONTRACTS (continued):
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
2-Year U.S. Treasury Note	Short	(33)	03/30/2012	$(1)
ASX SPI 200 Index	Short	(9)	03/15/2012	34
DAX Index	Long	6	03/16/2012	20
FTSE 100 Index	Short	(12)	03/16/2012	(14)
OMX 30 Index	Short	(68)	03/16/2012	(28)
S&P 500 E-Mini Index	Long	169	03/16/2012	61
S&P TSE 60 Index	Long	9	03/15/2012	5
TOPIX Index	Long	22	03/09/2012	(43)

				$50

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value (000’s)
U.S. Government Agency Obligation	27.6%	$69,260
U.S. Government Obligation	22.5	56,454
Capital Markets	9.6	24,038
Mortgage-Backed Security	6.0	15,038
Commercial Banks	1.7	4,226
Oil, Gas & Consumable Fuels	1.6	3,963
Diversified Financial Services	1.5	3,706
Asset-Backed Security	1.3	3,322
Electric Utilities	0.9	2,296
Media	0.9	2,290
Insurance	0.9	2,272
Pharmaceuticals	0.9	2,151
Computers & Peripherals	0.8	2,013
Diversified Telecommunication Services	0.8	1,976
Road & Rail	0.6	1,506
IT Services	0.6	1,425
Software	0.5	1,223
Chemicals	0.5	1,166
Industrial Conglomerates	0.4	1,083
Food Products	0.4	1,043
Beverages	0.4	1,030
Semiconductors & Semiconductor Equipment	0.4	932
Consumer Finance	0.4	909
Household Products	0.4	905
Health Care Providers & Services	0.4	904
Energy Equipment & Services	0.4	894
Food & Staples Retailing	0.4	892
Specialty Retail	0.3	871
Aerospace & Defense	0.3	866
Real Estate Investment Trusts	0.3	864
Biotechnology	0.3	789
Communications Equipment	0.3	702
Multi-Utilities	0.3	693
Foreign Government Obligation	0.3	643
Internet Software & Services	0.2	565
Tobacco	0.2	502
Multiline Retail	0.2	488
Health Care Equipment & Supplies	0.2	460
Metals & Mining	0.2	425
Gas Utilities	0.1	383
Textiles, Apparel & Luxury Goods	0.1	369
Automobiles	0.1	332
Hotels, Restaurants & Leisure	0.1	331
Auto Components	0.1	329
Machinery	0.1	305
Electrical Equipment	0.1	291
Internet & Catalog Retail	0.1	281
Independent Power Producers & Energy Traders	0.1	221
Construction & Engineering	0.1	217

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

INVESTMENTS BY INDUSTRY (continued)(unaudited):	Percentage of Total Investments	Value (000’s)
Wireless Telecommunication Services	0.1%	$177
Household Durables	0.1	159
Containers & Packaging	0.1	138
Electronic Equipment & Instruments	0.1	133
Office Electronics	0.0	¥101
Municipal Government Obligation	0.0	¥95
Diversified Consumer Services	0.0	¥60
Airlines	0.0	¥55
Water Utilities	0.0	¥47
Life Sciences Tools & Services	0.0	¥44
Building Products	0.0	¥30
Leisure Equipment & Products	0.0	¥28
Construction Materials	0.0	¥24

Investment Securities, at Value	87.3	218,935
Short-Term Investments	12.7	31,659

Total Investments	100.0%	$250,594

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $18,331.
g	A portion of these securities, in the amount of $1,901, and cash in the amount of $1,060, has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
▲	Rate shown reflects the yield at 12/30/2011.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $317, or 0.14% of the fund’s net assets.
¥	Percentage rounds to less than 0.1%.
‡	Non-income producing security.
à	The fund is affiliated with the sub-adviser of the fund.
Aggregate cost for federal income tax purposes is $248,790. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,753 and $3,949, respectively. Net unrealized appreciation for tax purposes is $1,804.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $8,524, or 3.65%, of the fund’s net assets.
ADR	American Depositary Receipt
IO	Interest Only
PO	Principal Only
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$3,322	$—	$3,322
Common Stocks	32,576	1,230	—	33,806
Corporate Debt Securities	—	19,028	—	19,028
Foreign Government Obligations	—	643	—	643
Investment Companies	21,289	—	—	21,289
Mortgage-Backed Securities	—	15,038	—	15,038
Municipal Government Obligation	—	95	—	95
Repurchase Agreement	—	12,922	—	12,922
Securities Lending Collateral	18,737	—	—	18,737
U.S. Government Agency Obligations	—	69,260	—	69,260
U.S. Government Obligations	—	56,454	—	56,454

Total	$72,602	$177,992	$—	$250,594

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (continued)(all amounts in thousands):

Securities Sold Short	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stock	$(8)	$—	$—	$(8)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$148	$—	$—	$148
Futures Contracts - Depreciation	(98)	—	—	(98)

Total	$50	$—	$—	$50

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $234,777) (including securities loaned of $18,331)	$237,672
Repurchase agreement, at value (cost: $12,922)	12,922
Foreign currency on deposit with broker (cost $1,095)	1,060
Receivables:
Investment securities sold	881
Shares sold	440
Interest	877
Securities lending income (net)	4
Dividends	107

	253,963

Liabilities:
Due to custodian	1
Accounts payable and accrued liabilities:
Investment securities purchased	1,158
Shares redeemed	26
Management and advisory fees	134
Distribution and service fees	19
Trustees fees	—	(A)
Administration fees	4
Printing and shareholder reports fees	38
Audit and tax fees	9
Variation margin	52
Transfer agent fees	—	(A)
Other	40
Collateral for securities on loan	18,737
Securities sold short, at value (proceeds: $8)	8

	20,226

Net assets	$233,737

Net assets consist of:
Capital stock ($.01 par value)	$193
Additional paid-in capital	294,797
Undistributed (accumulated) net investment income (loss)	2,061
Undistributed (accumulated) net realized gain (loss) from investment securities, futures and foreign currency transactions	(66,222)
Net unrealized appreciation (depreciation) on:
Investment securities	2,895
Futures contracts	50
Translation of assets and liabilities denominated in foreign currencies	(37)

Net assets	$233,737

Net assets by class:
Initial Class	$135,804
Service Class	97,933
Shares outstanding:
Initial Class	11,425
Service Class	7,842
Net asset value and offering price per share:
Initial Class	$11.89
Service Class	12.49

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $16)	$1,549
Interest income	2,305
Securities lending income (net)	17

3,871

Expenses:
Management and advisory	1,497
Distribution and service:
Service Class	81
Printing and shareholder reports	95
Custody	110
Administration	41
Legal	15
Audit and tax	14
Trustees	6
Transfer agent	2
Other	7

Total expenses	1,868

Net investment income	2,003

Net realized gain (loss) on transactions from:
Investment securities	11,308
Distributions from investments in investment companies	38
Futures contracts	(670)
Foreign currency transactions	(326)

10,350

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(2,766)
Futures contracts	50
Translation of assets and liabilities denominated in foreign currencies	(65)

Change in unrealized appreciation (depreciation)	(2,781)

Net realized and unrealized gain	7,569

Net increase in net assets resulting from operations	$9,572

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$2,003	$1,895
Net realized gain (loss) from investment securities, distributions from investments companies, futures contracts and foreign currency transactions	10,350	(7,790)
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	(2,781)	5,517

Net increase (decrease) in net assets resulting from operations	9,572	(378)

Distributions to shareholders:
From net investment income:
Initial Class	(2,477)	(9,963)
Service Class	(572)	(365)

Total distributions to shareholders	(3,049)	(10,328)

Capital share transactions:
Proceeds from shares sold:
Initial Class	9,671	8,952
Service Class	91,592	2,464

	101,263	11,416

Dividends and distributions reinvested:
Initial Class	2,477	9,963
Service Class	572	365

	3,049	10,328

Cost of shares redeemed:
Initial Class	(136,499)	(40,052)
Service Class	(6,350)	(4,804)

	(142,849)	(44,856)

Net decrease in net assets from capital shares transactions	(38,537)	(23,112)

Net decrease in net assets	(32,014)	(33,818)

Net assets:
Beginning of year	265,751	299,569

End of year	$233,737	$265,751

Undistributed net investment income	$2,061	$2,968

Share activity:
Shares issued:
Initial Class	824	742
Service Class	7,392	196

	8,216	938

Shares issued-reinvested from distributions:
Initial Class	214	819
Service Class	47	29

	261	848

Shares redeemed:
Initial Class	(11,385)	(3,318)
Service Class	(511)	(377)

	(11,896)	(3,695)

Net increase (decrease) in shares outstanding:
Initial Class	(10,347)	(1,757)
Service Class	6,928	(152)

	(3,419)	(1,909)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

FINANCIAL HIGHLIGHTS

Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.69	$12.15	$13.37	$14.66	$15.40
Investment operations
Net investment income(A)	0.10	0.08	0.06	0.24	0.41
Net realized and unrealized gain (loss)	0.32	(0.08)	0.52	(0.85)	(0.50)

Total operations	0.42	—	(B)	0.58	(0.61)	(0.09)

Distributions
From net investment income	(0.22)	(0.46)	(0.45)	(0.68)	(0.58)
From net realized gains	—	—	(1.35)	—	(0.07)

Total distributions	(0.22)	(0.46)	(1.80)	(0.68)	(0.65)

Net asset value
End of year	$11.89	$11.69	$12.15	$13.37	$14.66

Total return(C)	3.63%	(0.11%)	4.20%	(4.53%)	(0.48%)
Net assets end of year (000’s)	$135,804	$254,517	$285,979	$298,449	$401,656
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.84%	0.81%	0.82%
Net investment income, to average net assets	0.87%	0.69%	0.47%	1.64%	2.72%
Portfolio turnover rate	179%	210%	183%	290%	56%

Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$12.28	$12.74	$13.91	$15.20	$15.94
Investment operations
Net investment income(A)	0.18	0.06	0.05	0.21	0.38
Net realized and unrealized gain (loss)	0.24	(0.10)	0.52	(0.87)	(0.52)

Total operations	0.42	(0.04)	0.57	(0.66)	(0.14)

Distributions
From net investment income	(0.21)	(0.42)	(0.39)	(0.63)	(0.53)
From net realized gains	—	—	(1.35)	—	(0.07)

Total distributions	(0.21)	(0.42)	(1.74)	(0.63)	(0.60)

Net asset value
End of year	$12.49	$12.28	$12.74	$13.91	$15.20

Total return(C)	3.44%	(0.42%)	3.95%	(4.65%)	(0.70%)
Net assets end of year (000’s)	$97,933	$11,234	$13,590	$14,000	$25,139
Ratio and supplemental data
Expenses to average net assets	1.11%	1.11%	1.09%	1.06%	1.07%
Net investment income, to average net assets	1.45%	0.47%	0.31%	1.38%	2.48%
Portfolio turnover rate	179%	210%	183%	290%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2011, Transamerica Federated Market Opportunity VP changed its name to Transamerica JPMorgan Tactical Allocation VP (the “Fund”). The Fund is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at December 31, 2011.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Option contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.

The Fund writes call and put options/swaptions on futures, swaps, securities or currencies it owns or in which it may invest. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

The Fund purchases put and call options on foreign or U.S. securities, indices, futures, and swaps (“swaptions”). Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium, which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statement of Operations.

There were no open option contracts at December 31, 2011.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $58, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at the market price at the time of replacement. The Fund’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Fund considers the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. The Fund incurs a profit or a loss, depending upon whether the market price of the securities decrease or increase between the date of the short sale and the date on which the Fund must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace borrowed securities sold short.

When investing in short sales, the Fund is liable for any dividends payable on securities while those securities are in a short position and also bears other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on short sales in the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. ETF’s are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Effective May 1, 2011

First $500 million	0.70%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%

Prior to May 1, 2011

First $500 million	0.75%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$274,640
U.S. Government	60,416

Proceeds from maturities and sales of securities:
Long-term	262,041
U.S. Government	5,355

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased options held throughout the year decreased from 7 contracts at the beginning of the year to zero contracts at the end of the year. The volume of forward foreign currency contracts decreased from 31 contracts at the beginning of the year to zero contracts at the end of the year. The volume of futures contracts held throughout the year increased from zero contracts at the beginning of the year to 11 contracts at the end of the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts*	$28	$120	$148
Liability derivatives
Unrealized depreciation on futures contracts*	(13)	(85)	(98)

Total	$15	$35	$50

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity Contracts	Foreign exchange contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized (loss) on purchase options ^	$—	$(10,864)	$—	$(10,864)
Net realized (loss) on forward foreign currency contracts ~	—	—	(203)	(203)
Net realized gain (loss) on futures contracts	63	(733)	—	(670)
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation (depreciation) on purchase options Y	—	7,761	—	7,761
Net change in unrealized appreciation (depreciation) on futures contracts	16	34	—	50
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	(24)	(24)

Total	$79	$(3,802)	$(227)	$(3,950)

^	Included within net realized gain (loss) on transactions from investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Y	Included within net decrease in unrealized appreciation (depreciation) on investment securities.

For non-exchange traded derivatives (forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	140
Undistributed (accumulated) net realized gain (loss) from investment securities	(140)

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$62,343	December 31, 2017
2,133	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $4,498.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$3,049
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	10,328
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$2,054

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(64,476)

Late - Year Loss Deferral	(556)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	1,776

Other Temporary Differences	(51)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirement and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. (continued)

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Tactical Allocation VP (formerly, Transamerica Federated Market Opportunity VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Tactical Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica JPMorgan Tactical Allocation VP

(formerly, Transamerica Federated Market Opportunity VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having our own share of economic issues, the U.S., rather remarkably, saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention.

Despite the year’s angst, 2011 did end with a bang. After falling precipitously during the 3rd quarter, the U.S. equity markets, soothed by increasingly aggressive liquidity measures undertaken by the European Central Bank, made an abrupt about-face the first week of October and provided investors with a much welcomed rally into year-end. For the 4th quarter, the Standard & Poor’s 500® Index (“S&P 500”) increased 11.82%. This strong advance took the S&P 500 into positive territory for the year, finishing 2011 with a modest 2.11% gain. However, while the rally was impressive in size, the path through the quarter was anything but smooth.

Behind 2011’s market volatility was the now very familiar European debt crisis. Adding to the confusion was frequently oscillating U.S. economic data which appeared to reverse course every time a pattern was seemingly established. Overall, U.S. economic data releases did end 2011 on an increasingly encouraging note, pushing the threat of an imminent U.S. recession off the table for now.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica Madison Balanced Allocation VP, Service Class returned (2.70)%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the Transamerica Madison Balanced Allocation VP Blended Benchmark Index returned 6.04%, (7.78)%, and (2.00)%, respectively.

The blended benchmark is comprised of the Barclays Capital U.S. Aggregate Bond Index (50)%, the Russell 1000® Index (38)%, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (10)% and the Russell 2000® Index (2)%.

STRATEGY REVIEW

Our equity portfolios are maintaining their U.S. centric posture. We believe that the economic fallout from the European debt crisis in Europe is generally underappreciated by the financial markets. We note that many emerging economies, including China, have historically benefitted from significant trade and credit flows with the Euro region. These flows are likely to be curtailed while European governments and especially (highly leveraged) European banks institute broad austerity and deleveraging measures respectively in response to the debt crisis. In 2011, emerging market equities declined 18.37%, as represented by the Morgan Stanley Capital International Emerging Markets index, underperforming the Morgan Stanley Capital International-Europe, Australasia, Far East Index which fell 11.73%. We are pleased to report that our portfolios held negligible emerging market equity allocations in 2011. Long-term, we are still attracted to the asset class; however, our intention is to wait until the European debt crisis more fully unfolds before committing significant allocations to emerging market equities.

Our current view is that consensus expectations for non-U.S. global economic growth will not be met in 2012. This “disappointment” could generally lead to subpar results for riskier non-U.S. asset classes over the coming quarters. On the other hand, we also believe that U.S. corporate profits, produced by our countries sizeable stable of well-managed publicly-traded corporations, are likely to remain relatively resilient in an increasingly growth challenged global macroeconomic environment. We also take great comfort from the still vital and prosperous economic environment that the United States matter-of-factly holds. Our economic freedoms, rule of law, open and transparent financial accounting standards, world-class universities, favorable geography (natural resources), unparalleled distribution networks, and constructive demographics are, taken together, uniquely advantageous factors that should enable the U.S. to remain as an economic super-power for years, if not decades, to come. These perspectives underscore the basis for our still favorable focus on U.S. asset classes relative to most other foreign-based asset classes.

David Hottmann, CFA

Patrick Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell ® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Service Class	(2.70)%	05/01/2011
Barclays Capital U.S. Aggregate Bond*	6.04%
Russell 3000®*	(7.78)%
Transamerica Madison Balanced Allocation VP Blended Benchmark*	(2.00)%

NOTES

*

The Transamerica Madison Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 50%, Russell 1000® Index (“Russell 1000®”) 38%, Morgan Stanley Capital International – Europe, Australasia, Far East Index. 10% and Russell 2000® Index (“Russell 2000®”) 2%. The Barclays Capital U.S. Aggregate Bond, Russell 3000® Index (“Russell 3000®”), and the Transamerica Madison Balanced Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based the inception date of the service class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell ® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Madison Balanced Allocation VP
Service Class	$1,000.00	$979.90	$2.99	$1,022.18	$3.06	0.60%

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	81.3%
Tactical and Specialty	15 .0
Global/International Stocks	2 .0
Repurchase Agreement	1 .7
Other Assets and Liabilities - Net	0.0	(A)

Total	100.0%

(A)	Amount rounds to less than 0. 1%.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 98.3%
Capital Markets - 81.3%
Madison Mosaic Disciplined Equity Fund ¯	57,387	$728
Madison Mosaic Institutional Bond Fund ¯	261,335	2,914
MEMBERS Bond Fund ¯	269,594	2,868
MEMBERS Equity Income Fund ¯	36,975	358
MEMBERS International Stock Fund ¯	23,523	224
MEMBERS Large Cap Growth Fund ¯	23,442	370
MEMBERS Large Cap Value Fund ¯	48,193	606
Transamerica JPMorgan Enhanced Index VP	62,178	727
Transamerica Systematic Small/Mid Cap Value VP	6,421	130
Global/International Stocks - 2.0%
Transamerica Thornburg International Value	27,279	218
Tactical and Specialty - 15.0%
Transamerica Loomis Sayles Bond	172,778	1,645

Total Investment Companies (cost $10,822)		10,788

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $190 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $196.	$190	$190
Total Repurchase Agreement (cost $190)

Total Investment Securities (cost $11,012)		10,978
Other Assets and Liabilities - Net		(3)

Net Assets		$10,975

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

¯	The portfolio is affiliated with the sub-adviser of the fund.
The portfolio invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
The portfolio invests its assets in the Class I2 shares of the affiliated Transamerica Funds.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $11,094. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15 and $131, respectively. Net unrealized depreciation for tax purposes is $116.

VALUATION SUMMARY (all amounts in thousands):

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable	Value at
	Prices	Inputs	Inputs	12/31/2011
Investment Companies	$10,788	$—	$—	$10,788
Repurchase Agreements	—	190	—	190

Total	$10,788	$190	$—	$10,978

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2011 (all amounts except per share amounts in thousands)	STATEMENT OF OPERATIONS For the period ended December 31, 2011(A) (all amounts in thousands)

Assets:
Investments in affiliated investment companies, at value (cost: $2,818)	$2,720
Investments in non-affiliated investment companies, at value (cost: $8,004)	8,068
Repurchase agreement, at value (cost: $190)	190
Receivables:
Shares sold	15
Dividends	8

	11,001

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	8
Management and advisory fees	3
Distribution and service fees	2
Audit and tax fees	10
Custody	3
Fund shares redeemed	—	(A)
Transfer agent fees	—	(A)
Other	—	(A)

	26

Net assets	$10,975

Net assets consist of:
Capital stock ($.01 par value)	$11
Additional paid-in capital	10,867
Undistributed (accumulated) net investment (loss)	117
Undistributed (accumulated) net realized gain
(loss) from investment in investment companies	14
Net unrealized appreciation (depreciation) on investments in investment companies	(34)

Net assets	$10,975

Shares outstanding	1,127
Net asset value and offering price per share	$9.73

(A)	Rounds to less than $1.

Investment income:
Dividend income from investment companies	$133
Interest income	—	(B)

	133

Expenses:
Management and advisory	4
Distribution and service	7
Printing and shareholder reports	1
Custody	8
Administration	—	(B)
Legal	—	(B)
Audit and tax	14
Trustees	—	(B)
Transfer agent	—	(B)

Total expenses	34

Less waiver/reimbursement	(18)

Net expenses	16

Net investment income	117

Net realized gain (loss) from:
Investment companies	(77)
Distributions from investments in investment companies	91

	14

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(34)

Net realized and unrealized loss on investments in investment companies	(20)

Net increase In net assets resulting from operations	$97

(A)	Commenced operations May 1, 2011.
(B)	Rounds to less than $1.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011(A)
From operations:
Net investment income	$117
Net realized gain from investments in and distributions from investment companies	14
Change in net unrealized appreciation (depreciation) on investments in investment companies	(34)

Net increase in net assets resulting from operations	97

Capital share transactions:
Proceeds from shares sold	10,959
Cost of shares redeemed	(81)

Net increase in net assets resulting from capital shares transactions	10,878

Net increase in net assets	10,975

Net assets:
Beginning of period	—

End of year	$10,975

Undistributed net investment income	$117

Share activity:
Shares issued	1,136
Shares redeemed	(9)

Net increase (decrease) in shares outstanding	1,127

(A)	Commenced operations on May 1, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period	Service Class May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.28
Net realized and unrealized loss	(0.55)

Total operations	(0.27)

Net asset value
End of year	$9.73

Total return(D)	(2.70	)%(E)
Net assets end of year (000’s)	$10,975
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60	%(G)
Before reimbursement/fee waiver	1.28	%(G)
Net investment income, to average net assets(C)	4.37	%(G)
Portfolio turnover rate(H)	21	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not Annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers one class of shares; Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Levels as described above during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$122	1.11%

The table below shows the Fund’s transactions in and earnings from investments in affiliates of TAM for the period ended December 31, 2011:

Beginning Balance	Purchases at Cost	Proceeds from (Sales)	Unrealized Depreciation	Market Value 12/31/2011	Percent of Net Assets	Shares Sold Receivable	Dividend Receivable	Investment Securities Purchased Payable	Dividend Income	Net Capital and Realized Gain
$—	$3,166	$(348)	$(98)	$2,720	24.78%	$—	$—	$—	$63	$42

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.15% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.35% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, following reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$18	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT CONCENTRATION

Throughout the year, the Fund can have investments that account for a significant percentage of the Fund’s total assets. For investments that are 25% or greater of the Fund’s total assets at December 31, 2011, the most recent financial statements of the investments listed below, including the Schedules of Investments, accompany this report.

Investment Name	Total Assets
Madison Mosaic Institutional Bond	26.49%
MEMBERS Bond Fund	26.07%

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$11,870
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	971
U.S. Government	—

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(	t )
Undistributed (accumulated) net investment income (loss)		t
Undistributed (accumulated) net realized gain (loss) from investment securities	—

t	Amount rounds to less than $1.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$134

Undistributed Long-term Capital Gain	79

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(116)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Balanced Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Balanced Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Madison Mosaic Income Trust

Annual Report	December 31, 2011	1

Madison Mosaic Income Trust

Management’s Discussion of Fund Performance

2011 IN REVIEW

A quick glance at the 2011 returns of the major domestic investment indices might suggest a benign and uneventful year for stock investors. The S&P 500, considered a benchmark for the U.S. domestic stock market, was virtually flat for the year, with dividend income responsible for almost all of the 2.1% positive total return. In contrast, the overall domestic bond market, as measured by the Barclays Capital Aggregate Index was up a solid 7.8%. However, the markets were very volatile during the year. The overseas indices provide a hint at some of the most important dislocations that were occurring behind these domestic stock and bond returns. The MSCI EAFE Index, which is a widely used proxy for stock markets outside the U.S., slid -11.7% for the year, while emerging markets were hit hard, as shown by the MSCI Emerging Markets Index, which was down -18.4% for 2011. The volatility U.S. investors actually experienced is evident in the return of the S&P 500 from its 2011 high on April 29 to its low on October 3; a period in which the Index lost -18.6%. Bond investors experienced a massive Treasury rally as the yield on the 10-Year Treasury reached 3.7% on February 8 before dropping by more than half to its record-setting closing low of 1.7% on September 22.

In the U.S., 2011 began with considerable optimism as stock indices rose briskly in the first quarter and investors shifted away from low-risk, low-yielding bonds. The yield on the 10-Year Treasury rose during this period, hitting 3.74% on February 8, which proved to be the high for the year. This optimism was fueled by economic growth which seemed sustainable, while corporate earnings, balance sheets and profits appeared strong. But these positives were tested by geo-political events and slower economic data in the summer. The first blow in 2011 came with the chain reaction of freedom movements in the Middle East. Change and uncertainty, especially when you throw in rising oil prices, tend to drive investors towards less risky investments, and this proved to be a plus for the Treasury market and other high-quality bonds. The tragic earthquake and tsunami in Japan followed and the markets suffered along with the realization of how much damage was done to one of the world’s largest economies.

For much of the rest of the 2011, stock prices waxed and waned as news flowed out of Europe. This news caused volatility to remain high and investors showed a preference for the perceived safety of bonds, particularly U.S. Treasuries. The yield on the 10-Year Treasury hit an all-time closing low of 1.72% on September 22, and finished the year at 1.88%. In addition, the flight to safety was supported by the mid-year stalemate in Washington over the U.S. deficit, which seemed to drag on endlessly. This impasse eventually sparked Standard & Poor’s landmark downgrade of U.S. debt on August 6. But the downgrade couldn’t stem the flight to safety, as demand continued to push Treasury yields lower. In late September the Federal Reserve announced addition action to stimulate the economy, with this round focused on buying longer-term bonds. The combination of fear generated by global events and Fed intervention produced what we felt was an artificial boost to the bond market by keeping rates lower than our assessment of fundamental value. In the end the broader bond indices, such as Barclays Aggregate soundly outperformed the broader stock indices for the year.

OUTLOOK

Looking forward, we are impressed with the resiliency of the U.S. economy. Still, we expect below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that existed at the start of 2011 still persist: weak housing, strained government budgets, and stagnant wage growth. Europe remains a major concern, and the progression of the debt crisis abroad appears likely to lead to continued periods of “risk on” and “risk off” for global financial markets. All told, we believe volatility is here to stay until the heightened level of global uncertainty begins to subside.

For the bond market, we anticipate a return to a focus on fundamentals rather than the sound bite of the day – an emphasis on facts rather than fear. When this happens bond investors should be prepared for a possible rise in rates, a trend which can put pressure on bonds, particularly long bonds. As active managers, we seek to cushion our investors from interest rate risk, while remaining poised to take advantage of the higher yields which could come out of such a scenario.

2	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Management’s Discussion of Fund Performance	continued

MADISON MOSAIC GOVERNMENT FUND

FUND-AT-A-GLANCE

Objective: Madison Mosaic Government Fund provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.

Net Assets: $5.3 million

Date of Inception: July 21, 1983

Ticker: MADTX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Government Fund invests primarily in short to intermediate term government and government agency bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates will fall, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear likely to rise, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Government Fund returned 3.65% for the annual period ended December 3, 2011. This return exceeded the fund’s Morningstar Short Government peer group, which had a category return of 2.09% for the period, but trailed the Barclays Capital Intermediate Government Bond Index, which returned 6.08%. These relative returns reflect primarily the fund’s duration posture which tended towards a more intermediate stance than the Morningstar category, while being shorter than the Barclays Index in a year in which long-term bonds soundly outperformed shorter bonds. The unmanaged Barclays Index, which has no expenses associated with it, held a duration of 3.79 years at year-end, compared to the fund’s 3.02. A secondary, but also important, influence on relative returns was asset allocation among government bonds. Madison Mosaic Government Fund favored the yield advantage in U.S. Government Agency bonds throughout the year over Treasury securities. However, Treasuries outperformed agencies as seen by the relative returns of the Barclays Intermediate U.S. Agency Index, which was up 3.70%, compared to the Barclays

Intermediate U.S. Treasury Index, which advanced 6.57%, a reflection on the general flight to safety which was characteristic of investor behavior across the year. At year-end, the Government Bond Fund held 48.3% U.S. Government agency bonds, 37.3% in Treasuries, 10.8% in mortgage-backed bonds, and 3.6% in cash and other assets. The fund held 38 positions and had a 30-day SEC yield of 0.43%.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
U.S. Treasury Note, 3.125%, 10/31/16	12.49%
Freddie Mac, 2.5%, 5/27/16	6.96%
Fannie Mae, 2.375%, 4/11/16	4.96%
Federal Home Loan Bank, 1.375%, 5/28/14	4.79%
U.S. Treasury Note, 2.625%, 4/30/16	4.06%
Fannie Mae, 2.375%, 7/28/15	3.96%
Fannie Mae, 1.625%, 10/26/15	3.85%
U.S. Treasury Note, 0.625%, 12/31/12	3.77%
U.S.Treasury Note, 3.75%, 11/15/18	3.28%
Freddie Mac, 4.5%, 7/15/13	3.00%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Mortgage Backed Securities	10.8%
U.S. Agency Notes	48.3%
U.S. Treasury Notes	37.3%
Cash and Other	3.6%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

Annual Report	December 31, 2011	3

Madison Mosaic Income Trust	Management’s Discussion of Fund Performance	continued

MADISON MOSAIC CORE BOND FUND

FUND-AT-A-GLANCE

Objective: Madison Mosaic Core Bond Fund provides relatively higher income by investing in a mix of higher, medium and lower-rated corporate bonds.

Net Assets: $8.8 million

Date of Inception: July 21, 1983

Ticker: MADBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Core Bond Fund invests primarily in intermediate term corporate, government and mortgage-backed bonds. The fund is actively managed in terms of duration, asset mix and yield curve positioning. When we believe interest rates are likely to fall, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear likely to rise, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Mosaic Core Bond Fund rose 6.60% for the year ended December 31, 2011. Over the same period, its Morningstar peer group in the Intermediate Term Bond category averaged 5.86%, while Barclay’s Capital Aggregate Bond Index rose 7.84%. In a year in which long bonds outperformed short bonds, the fund had solid performance, despite holding a more conservative, shorter duration than its Barclays Index. At year-end, the Barclays Aggregate Index held a duration of 4.95 years, compared to Core Bond’s 4.12 years. In terms of peer performance, one likely advantage was the fund’s preference for higher-quality bonds, and management’s decision to favor industrial corporate bonds over bonds issued by the financial firms. Investors favored more secure bonds in 2011, particularly U.S. Treasury issuance, while the sovereign debt crisis in Europe cast a pall over credit-sensitive U.S. financial companies. At year-end, the fund held 50.5% in corporate bonds, 21.3% in Treasuries, 21.1% in mortgage-backed bonds, 3.3% in government agency notes, and 3.8% in cash and other assets. The credit quality of the bond portfolio was high, with 48.8% sporting a Standard & Poor’s rating of AAA, 13.2% AA,

31.7% A, and 6.3% BBB, with no exposure to lower-rated bonds. The fund ended the period with a 30-day SEC yield of 1.66%.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
U.S. Treasury Note, 3.125%, 5/15/19	13.31%
U.S. Treasury Bond, 5.375%, 2/15/31	5.64%
Ginnie Mae 698089, 4%, 4/15/39	3.42%
Freddie Mac, 5%, 2/16/17	3.34%
Kimberly-Clark Corp., 6.125%, 8/1/17	2.08%
Fannie Mae 889260, 5%, 4/1/38	2.05%
ConocoPhillips, 4.6%, 1/15/15	1.88%
Merck & Co. Inc., 4%, 6/30/15.	1.87%
U.S. Treasury Note, 2.625%, 11/15/20	1.83%
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1.82%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Consumer Discretionary	2.9%
Consumer Staples	8.5%
Energy	5.4%
Financials	15.3%
Health Care	5.7%
Industrials	2.6%
Information Technology	8.0%
Materials	1.2%
Utilities	0.9%
Mortgage Backed Securities	21.1%
U.S. Government and Agency Obligations	24.6%
Cash and Other	3.8%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

4	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Management’s Discussion of Fund Performance	continued

MADISON MOSAIC INSTITUTIONAL BOND FUND

FUND-AT-A-GLANCE

Objective: The Madison Mosaic Institutional Bond Fund seeks total investment return through a combination of intermediate corporate and government bonds.

Net Assets: $104.8 million

Date of Inception: May 1, 2000

Ticker: MIIBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Institutional Bond Fund invests primarily in short to intermediate term government, government agency and investment-grade corporate bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates are falling, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear low, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Institutional Bond Fund returned 3.53% for the annual period ended December 31, 2011. Over the same period, its Morningstar peer group in the Intermediate Term Bond category averaged 5.86%, while the Barclays Capital Intermediate Government Credit Index returned 5.80%. Over the one-year period, the market favored higher-quality, longer-dated issues. While the fund’s quality bias was a plus, it wasn’t enough to cancel the powerful effect of dropping interest rates, which boosted the value of long-term bonds. This can clearly be seen in the returns of the various Morningstar category returns: Long Term 11.47%, Short Term 1.66% and High Yield 2.83%. We believe that the fund’s conservative, relatively short duration posture was a major disadvantage over this period when compared to our benchmark, and was likely the major distinction against our peer group, whose durations tend to be closer to the benchmark. At year-end, the Barclays Intermediate Government Credit Index held a duration of 3.97 years, compared to Institutional Bond’s 2.79 years. As of December 31, 2011, Institutional Bond had an asset allocation of 48.5% corporates, 13.3% government agencies, 33.7% Treasuries and 4.5% cash and other assets, and a 30-day SEC yield of 0.57%.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
U.S. Treasury Note, 1%, 3/31/12	7.17%
U.S. Treasury Note, 4.25%, 8/15/14	5.25%
U.S. Treasury Note, 2%, 11/30/13	4.93%
U.S. Treasury Note, 1.375%, 1/15/13	4.83%
U.S. Treasury Note, 3.125%, 5/15/19	3.74%
U.S. Treasury Note, 4.875%, 2/15/12	3.45%
Fannie Mae, 4.625%, 10/15/14	3.45%
U.S. Treasury Note, 2.625%, 11/15/20	2.31%
Freddie Mac, 4.5%, 7/15/13	2.28%
Abbott Laboratories, 5.6%, 11/30/17	2.28%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Consumer Discretionary	2.1%
Consumer Staples	10.0%
Energy	2.1%
Financials	15.8%
Health Care	4.4%
Industrials	1.7%
Information Technology	10.9%
Materials	1.5%
U.S. Government & Agency Obligations	47.0%
Cash & Other	4.5%

COMPARISON OF CHANGES IN THE VALUE OF A $50,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

Annual Report	December 31, 2011	5

Madison Mosaic Income Trust	Management’s Discussion of Fund Performance	continued

INVESTMENT GRADE CORPORATE BOND FUND

FUND-AT-A-GLANCE

Objective: The Madison Mosaic Investment Grade Corporate Bond Fund provides investors with monthly income by investing in investment grade corporate securities.

Net Assets: $17.6 million

Date of Inception: July 1, 2007

Ticker: COINX

Investment Strategy Highlights

Madison Mosaic Investment Grade Corporate Bond Fund provides investors with regular, monthly income through investments in bonds issued by corporations. The fund will generally invest in corporate securities with an average maturity of 10 years or less. The result is a fund designed for investors who seek regular income from an actively managed bond fund that seeks the best risk/return profiles from a portfolio that emphasizes higher quality intermediate-term corporate issuance.

Performance Discussion

Madison Mosaic Investment Grade Corporate Bond Fund returned 7.83% for the annual period ended December 31, 2011, during a strong year for bonds. Over this same period, the fund’s Morningstar peer group, Intermediate Bond, returned 5.86%, while the Barclays Capital Credit Bond Index returned 8.35%. Given that the Barclays Index is unmanaged and incurs no expenses, the fund’s results were highly comparable to the index, even though it had a slight disadvantage of a shorter duration stance, as indicated by the fund’s year-end duration of 6.20 years, and the index’s 6.74 years. One plus was its high-quality bias in a year in which high-quality bonds outperformed low-quality bonds, and the fund’s security selection, which emphasized industrial issuance over the troubled financial sector. It was likely that the relatively long duration posture of the fund, its avoidance of low-quality bonds, and the relative strength of corporate bonds over agency and mortgage-backed securities all contributed to the fund’s strong performance against its Morningstar peer group. At year-end, the fund’s quality exposure according to Standard and Poor’s was 1.7% AAA, 20.4% AA, 47.1% A, and 30.8% BBB. The fund held 64 issues and had a 30-day SEC yield of 2.11%.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
Comcast Corp., 6.45%, 3/15/37	2.91%
Oracle Corp., 5.75%, 4/15/18	2.91%
Walgreen Co., 5.25%, 1/15/19	2.85%
Abbott Laboratories, 5.875%, 5/15/16	2.84%
General Electric Capital Corp., 6.75%, 3/15/32	2.84%
Cisco Systems Inc., 5.5%, 2/22/16	2.82%
Devon Energy Corp., 5.6%, 7/15/41	2.75%
Target Corp., 5.375%, 5/1/17	2.68%
Wells Fargo & Co., 5.625%, 12/11/17	2.67%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	2.66%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Consumer Discretionary	10.0%
Consumer Staples	18.1%
Energy	10.8%
Financials	27.6%
Health Care	5.6%
Industrials	2.7%
Information Technology	15.1%
Materials	4.9%
Utilities	2.4%
Cash & Other	2.8%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

6	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Management’s Discussion of Fund Performance	concluded

NOTES TO MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

[1]	This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

[2]

Past performance is not predictive of future performance. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested. The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

[3]	The primary benchmark is changing from the Barclays Capital Aggregate Bond Index to the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index.

BENCHMARK DESCRIPTIONS

Bank of America Merrill Lynch U.S. Corporate Government & Mortgage Index

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

Barclays Capital Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index of taxable investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage backed securities, with maturities of one year or more.

Barclays Capital Credit Bond Index

The Barclays Capital Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

Barclays Capital Intermediate Government Bond Index

The Barclays Capital U.S. Intermediate Government Bond Index is a market-value-weighted index for government fixed-rate debt issues with maturities between one and 10 years.

Barclays Capital Intermediate Government Credit Bond Index

This index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

Annual Report	December 31, 2011	7

Madison Mosaic Income Trust	December 31, 2011

Government Fund — Portfolio of Investments

	Par Value	Value (Note 1)
MORTGAGE BACKED SECURITIES - 10.8%

Fannie Mae - 4.6%
5.5%, 2/1/18 Pool # 555345	$16,647	$18,087
5%, 6/1/18 Pool # 555545	34,275	37,025
6.5%, 5/1/32 Pool # 636758	8,104	9,205
6.5%, 6/1/32 Pool # 254346	9,517	10,810
6%, 8/1/32 Pool # 254405	15,943	17,775
4.5%, 12/1/35 Pool # 745147	108,964	116,214
5.5%, 1/1/38 Pool # 953589	32,667	35,603

		244,719

Freddie Mac - 4.0%
5.5%, 8/1/17 Pool # E90778	12,676	13,749
4.5%, 11/1/23 Pool # G13342	32,020	33,986
6.5%, 6/1/32 Pool # C01364	9,268	10,551
4%, 10/1/40 Pool # A94362	146,398	153,813

		212,099

Ginnie Mae - 2.2%
7%, 9/20/27 Pool # E2483	6,218	7,226
6%, 2/15/38 Pool # 676516	27,578	31,260
4%, 4/15/39 Pool # 698089	75,013	80,613

		119,099

Total Mortgage Backed Securities (Cost $539,711)		575,917

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 85.6%

Fannie Mae - 26.1%
4.875%, 5/18/12	100,000	101,853
3.625%, 2/12/13	150,000	155,600
4.75%, 2/21/13	150,000	157,591
4.375%, 7/17/13	150,000	159,247
4.625%, 10/15/13	125,000	134,483
2.375%, 7/28/15	200,000	211,195
1.625%, 10/26/15	200,000	205,151
2.375%, 4/11/16	250,000	264,408

		1,389,528

	Par Value	Value (Note 1)

Federal Home Loan Bank - 9.7%
4%, 9/6/13	$150,000	$159,113
3.125%, 12/13/13	100,000	104,840
1.375%, 5/28/14	250,000	255,078

		519,031

Freddie Mac - 12.5%
4.5%, 7/15/13	150,000	159,597
2.875%, 2/9/15	125,000	133,406
2.5%, 5/27/16	350,000	371,064

		664,067

U.S. Treasury Note - 37.3%
4%, 11/15/12	150,000	155,022
0.625%, 12/31/12	200,000	200,969
0.625%, 1/31/13	150,000	150,756
4.25%, 8/15/14	100,000	110,172
2.625%, 4/30/16	200,000	216,422
3.125%, 10/31/16	600,000	665,391
4.5%, 5/15/17	90,000	106,755
3.75%, 11/15/18	150,000	174,527
1.375%, 11/30/18	100,000	100,359
2.625%, 11/15/20	100,000	107,672

		1,988,045
Total U.S. Government and Agency Obligations (Cost $4,413,701)		4,560,671

Repurchase Agreement - 3.1%
With U.S. Bank National Association issued 12/30/11at 0.01%, due 1/3/12, collateralized by $105,907 in Fannie Mae Pool #695167 due 5/1/33 and $60,991in Fannie Mae Pool #729590 due 7/1/18. Proceeds atmaturity are $163,633 (Cost $163,633)		163,633

TOTAL INVESTMENTS - 99.5% (Cost $5,117,045)		5,300,221
NET OTHER ASSETS AND LIABILITIES - 0.5%		28,143

TOTAL ASSETS - 100.0%		$5,328,364

See accompanying Notes to Financial Statements.

8	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Portfolio of Investments	December 31, 2011	continued

Core Bond Fund — Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 50.5%

Consumer Discretionary - 2.9%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	$27,000	$29,371
Comcast Corp., 5.3%, 1/15/14	100,000	107,808
McDonald’s Corp., 5.35%, 3/1/18	100,000	119,650

		256,829

Consumer Staples - 8.5%
Bottling Group LLC., 5.125%, 1/15/19	100,000	116,841
Costco Wholesale Corp., 5.5%, 3/15/17	100,000	119,577
Kellogg Co., 4.45%, 5/30/16	100,000	111,116
Kimberly-Clark Corp., 6.125%, 8/1/17	150,000	183,701
Sysco Corp., 5.25%, 2/12/18	100,000	117,347
Walgreen Co., 4.875%, 8/1/13	100,000	106,730

		755,312

Energy - 5.4%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	55,568
ConocoPhillips, 4.6%, 1/15/15	150,000	166,018
Devon Energy Corp., 6.3%, 1/15/19	125,000	153,119
Valero Energy Corp., 6.875%, 4/15/12	100,000	101,632

		476,337

Financials - 15.3%
Allstate Corp./The, 6.2%, 5/16/14	100,000	111,588
American Express Credit Corp., 5.875%, 5/2/13	150,000	157,724
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	150,000	161,033
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	110,853
General Electric Capital Corp., 4.8%, 5/1/13	100,000	104,722
Goldman Sachs Group Inc./The, 5.75%, 10/1/16	100,000	103,793
JPMorgan Chase & Co., 3.7%, 1/20/15	150,000	155,633
Markel Corp., 6.8%, 2/15/13	75,000	77,822
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	100,000	107,948
US Bancorp, 4.2%, 5/15/14	100,000	107,123
Wells Fargo & Co., 4.375%, 1/31/13	150,000	155,066

		1,353,305

Health Care - 5.7%
Abbott Laboratories, 5.6%, 11/30/17	100,000	119,569
Eli Lilly & Co., 4.2%, 3/6/14	100,000	107,203
Merck & Co. Inc., 4%, 6/30/15	150,000	165,320
Pfizer Inc., 5.35%, 3/15/15	100,000	113,203

		505,295

	Par Value	Value (Note 1)

Industrials - 2.6%
Danaher Corp., 3.9%, 6/23/21	100,000	$110,615
United Parcel Service Inc., 5.5%, 1/15/18	100,000	119,992

		230,607

Information Technology - 8.0%
Cisco Systems Inc., 5.5%, 2/22/16	100,000	116,482
Google Inc., 3.625%, 5/19/21	100,000	109,541
Hewlett-Packard Co., 5.5%, 3/1/18	100,000	111,293
Oracle Corp., 4.95%, 4/15/13	100,000	105,638
Texas Instruments Inc., 2.375%, 5/16/16	150,000	156,413
Western Union Co./The, 5.93%, 10/1/16	100,000	112,794

		712,161

Materials - 1.2%
EI du Pont de Nemours & Co., 4.75%, 11/15/12	100,000	103,432

Utilities - 0.9%
Dominion Resources Inc./VA, 5.7%, 9/17/12	75,000	77,528

Total Corporate Notes and Bonds (Cost $4,225,723)		4,470,806
MORTGAGE BACKED SECURITIES - 21.1%

Fannie Mae - 12.6%
5%, 2/1/19 Pool # 725341	27,261	29,449
6%, 3/1/21 Pool # 745406	40,551	43,914
5.5%, 3/1/21 Pool # 837199	51,429	55,877
6.5%, 5/1/32 Pool # 636758	10,806	12,274
4.5%, 12/1/35 Pool # 745147	108,964	116,214
5%, 2/1/36 Pool # 745275	108,840	117,687
5%, 3/1/36 Pool # 745355	144,606	156,360
5.5%, 5/1/36 Pool # 745516	47,118	51,456
6%, 12/1/36 Pool # 256514	57,323	63,245
6%, 12/1/36 Pool # 902070	50,300	55,497
6%, 12/1/36 Pool # 903002	52,350	57,759
5.5%, 1/1/37 Pool # 905805	94,156	102,737
5.5%, 1/1/38 Pool # 953589	32,667	35,603
6%, 1/1/38 Pool # 965649	35,127	38,724
5%, 4/1/38 Pool # 889260	167,536	181,128

		1,117,924

Freddie Mac - 5.1%
5%, 2/1/21 Pool # G11911	53,983	58,196
4.5%, 4/1/23 Pool # J07302	117,002	124,184
4.5%, 11/1/23 Pool # G13342	64,040	67,972
6%, 8/1/36 Pool # A51727	46,599	51,348
6.5%, 11/1/36 Pool # C02660	54,205	61,033
5%, 9/1/38 Pool # G04815	80,868	86,999

		449,732

See accompanying Notes to Financial Statements.

Annual Report	December 31, 2011	9

Madison Mosaic Income Trust	Core Bond Fund — Portfolio of Investments	December 31, 2011	continued

	Par Value	Value (Note 1)
MORTGAGE BACKED SECURITIES
(continued)

Ginnie Mae - 3.4%
4%, 4/15/39 Pool # 698089	$281,299	$302,300

Total Mortgage Backed Securities (Cost $1,743,429)		1,869,956
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 24.6%

Freddie Mac - 3.3%
5%, 2/16/17	250,000	295,426

U.S. Treasury Bond - 5.6%
5.375%, 2/15/31	350,000	498,914

U.S. Treasury Note - 15.7%
3.125%, 10/31/16	35,000	38,815
3.125%, 5/15/19	1,050,000	1,177,476
2.625%, 11/15/20	150,000	161,508

		1,377,799
Total U.S. Government and Agency Obligations (Cost $2,003,921)		2,172,139

Value (Note 1)
Repurchase Agreement - 2.8%
With U.S. Bank National Association issued 12/30/11at 0.01%, due 1/3/12, collateralized by $159,916 in Fannie Mae Pool #695167 due 5/1/33 and $92,096in Fannie Mae Pool #729590 due 7/1/18. Proceeds atmaturity are $247,082 (Cost $247,082)	$247,082

TOTAL INVESTMENTS - 99.0% (Cost $8,220,155)	8,759,983
NET OTHER ASSETS AND LIABILITIES - 1.0%	85,565

TOTAL ASSETS - 100.0%	$8,845,548

LLC Limited Liability Company
PLC Public Limited Company

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Portfolio of Investments	December 31, 2011	continued

Institutional Bond Fund — Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 48.5%

Consumer Discretionary - 2.1%
McDonald’s Corp., 5.35%, 3/1/18	$1,000,000	$1,196,500
Target Corp., 5.875%, 3/1/12	1,000,000	1,008,434

		2,204,934

Consumer Staples -10.0%
Coca-Cola Co./The, 4.875%, 3/15/19	1,000,000	1,172,913
Costco Wholesale Corp., 5.3%, 3/15/12	1,000,000	1,009,314
PepsiCo Inc./NC, 4.65%, 2/15/13	1,500,000	1,569,810
Procter & Gamble Co./The, 4.7%, 2/15/19	1,500,000	1,772,955
Sysco Corp., 5.25%, 2/12/18	1,000,000	1,173,466
Walgreen Co., 4.875%, 8/1/13	125,000	133,413
Walgreen Co., 5.25%, 1/15/19	1,500,000	1,785,941
Wal-Mart Stores Inc., 4.55%, 5/1/13	125,000	131,975
Wal-Mart Stores Inc., 4.5%, 7/1/15	1,500,000	1,681,190

		10,430,977

Energy - 2.1%
BP Capital Markets PLC, 3.875%, 3/10/15	518,000	553,540
ConocoPhillips, 4.6%, 1/15/15	1,500,000	1,660,178

		2,213,718

Financials - 15.8%
Allstate Corp./The, 6.2%, 5/16/14	2,000,000	2,231,766
American Express Co., 4.875%, 7/15/13	1,500,000	1,569,177
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1,500,000	1,610,334
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	1,450,000	1,607,363
General Electric Capital Corp., 4.25%, 6/15/12	170,000	172,078
General Electric Capital Corp., 4.8%, 5/1/13	830,000	869,193
Goldman Sachs Group Inc./The, 6.6%, 1/15/12	1,000,000	1,001,562
JPMorgan Chase & Co., 3.7%, 1/20/15	2,000,000	2,075,100
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	1,450,000	1,565,246
US Bancorp, 4.2%, 5/15/14	1,500,000	1,606,845
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,281,970

		16,590,634

Health Care - 4.4%
Abbott Laboratories, 5.6%, 11/30/17	2,000,000	2,391,374
Eli Lilly & Co., 4.2%, 3/6/14	450,000	482,414
Pfizer Inc., 5.35%, 3/15/15	1,500,000	1,698,043

		4,571,831

	Par Value	Value (Note 1)

Industrials - 1.7%
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	$1,799,870

Information Technology - 10.9%
Cisco Systems Inc., 5.5%, 2/22/16	1,500,000	1,747,238
Google Inc., 3.625%, 5/19/21	1,500,000	1,643,113
Hewlett-Packard Co., 5.25%, 3/1/12	1,000,000	1,006,599
Intel Corp., 1.95%, 10/1/16	2,000,000	2,058,362
International Business Machines Corp., 4.75%, 11/29/12	1,000,000	1,034,291
Microsoft Corp., 3%, 10/1/20	750,000	799,432
Oracle Corp., 4.95%, 4/15/13	1,000,000	1,056,380
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,085,504

		11,430,919

Materials - 1.5%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,500,000	1,600,821

Total Corporate Notes and Bonds (Cost $49,402,247)		50,843,704

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.0%

Fannie Mae - 5.1%
4.625%, 10/15/14	3,250,000	3,613,597
1.375%, 11/15/16	1,750,000	1,767,532

		5,381,129

Federal Home Loan Bank - 2.0%
3.625%, 5/29/13	2,000,000	2,092,640

Freddie Mac - 6.2%
5.125%, 7/15/12	2,250,000	2,311,004
4.5%, 7/15/13	2,250,000	2,393,951
2.5%, 5/27/16	1,750,000	1,855,318

		6,560,273

U.S. Treasury Note - 33.7%
4.875%, 2/15/12	3,600,000	3,619,527
1%, 3/31/12	7,500,000	7,518,457
4%, 11/15/12	2,000,000	2,066,954
1.375%, 1/15/13	5,000,000	5,062,890
2%, 11/30/13	5,000,000	5,165,820
4.25%, 8/15/14	5,000,000	5,508,595
3.125%, 5/15/19	3,500,000	3,924,921
2.625%, 11/15/20	2,250,000	2,422,618

		35,289,782

Total U.S. Government and Agency Obligations (Cost $48,264,827)		49,323,824

See accompanying Notes to Financial Statements.

Annual Report	December 31, 2011	11

Madison Mosaic Income Trust	Institutional Bond Fund — Portfolio of Investments	December 31, 2011	continued

Value (Note 1)

Repurchase Agreement - 7.2%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $4,851,618 in Fannie Mae Pool #695167 due 5/1/33 and $2,794,037 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $7,496,081 (Cost $7,496,079)	$7,496,079

TOTAL INVESTMENTS - 102.7% (Cost $105,163,153)	107,663,607
NET OTHER ASSETS AND LIABILITIES - (2.7%)	(2,814,971)

TOTAL ASSETS - 100.0%	$104,848,636

PLC Public Limited Company

See accompanying Notes to Financial Statements.

12	Annual Report	December 31, 2011

Madison Mosaic IncomeTrust	Portfolio of Investments	December 31, 2011	continued

Investment Grade Corporate Bond Fund — Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 97.2%

Consumer Discretionary - 10.0%
Comcast Corp., 6.45%, 3/15/37	$420,000	$510,871
DIRECTV Holdings LLC. / DIRECTV
Financing Co. Inc., 5%, 3/1/21	400,000	428,878
McDonald’s Corp., 5.8%, 10/15/17	20,000	24,394
Target Corp., 5.875%, 7/15/16	20,000	23,709
Target Corp., 5.375%, 5/1/17	400,000	470,668
Time Warner Inc., 6.25%, 3/29/41	250,000	300,840

		1,759,360

Consumer Staples - 18.1%
Coca-Cola Refreshments USA Inc., 7.375%, 3/3/14	10,000	11,364
Costco Wholesale Corp., 5.3%, 3/15/12	20,000	20,186
CVS Caremark Corp., 5.75%, 6/1/17	400,000	467,289
General Mills Inc., 5.65%, 2/15/19	380,000	451,615
Kellogg Co., 1.875%, 11/17/16	400,000	402,078
Kimberly-Clark Corp., 6.125%, 8/1/17	10,000	12,247
Kraft Foods Inc., 6.5%, 8/11/17	20,000	23,820
Kraft Foods Inc., 5.375%, 2/10/20	400,000	462,312
PepsiCo Inc., 5.5%, 1/15/40	275,000	343,116
Sysco Corp., 5.25%, 2/12/18	25,000	29,337
Walgreen Co., 5.25%, 1/15/19	420,000	500,064
Wal-Mart Stores Inc., 3.25%, 10/25/20	420,000	449,977

		3,173,405

Energy - 10.8%
BP Capital Markets PLC, 3.875%, 3/10/15	13,000	13,892
ConocoPhillips, 4.6%, 1/15/15	420,000	464,850
Devon Energy Corp., 5.625%, 1/15/14	15,000	16,364
Devon Energy Corp., 5.6%, 7/15/41	400,000	482,807
Marathon Oil Corp., 6%, 10/1/17	400,000	465,981
Valero Energy Corp., 6.875%, 4/15/12	10,000	10,163
Valero Energy Corp., 6.625%, 6/15/37	410,000	441,012

		1,895,069

Financials - 27.6%
Allstate Corp./The, 5%, 8/15/14	400,000	431,924
American Express Co., 4.875%, 7/15/13	25,000	26,153
American Express Co., 6.15%, 8/28/17	400,000	458,016
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	425,000	456,261
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	20,000	22,171
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	467,127
General Electric Capital Corp., 6.75%, 3/15/32	425,000	499,107
Goldman Sachs Group Inc./The, 5.125%, 1/15/15	20,000	20,456

	Par Value	Value (Note 1)
Goldman Sachs Group Inc./The, 3.625%, 2/7/16	$250,000	$241,782
JPMorgan Chase & Co., 4.75%, 3/1/15	20,000	21,287
JPMorgan Chase & Co., 4.25%, 10/15/20	400,000	403,542
National Rural Utilities Cooperative
Finance Corp., 4.75%, 3/1/14	425,000	458,779
Simon Property Group LP, 4.125%, 12/1/21	400,000	419,119
US Bancorp, 4.2%, 5/15/14	25,000	26,781
US Bancorp, 2.2%, 11/15/16	400,000	404,300
Wells Fargo & Co., 5.625%, 12/11/17	410,000	467,804
Wells Fargo & Co., 4.6%, 4/1/21	15,000	16,481

		4,841,090

Health Care - 5.6%
Abbott Laboratories, 5.875%, 5/15/16	425,000	499,060
Merck & Co. Inc., 3.875%, 1/15/21	400,000	451,176
Pfizer Inc., 5.35%, 3/15/15	25,000	28,301

		978,537

Industrials - 2.7%
Caterpillar Inc., 5.2%, 5/27/41	20,000	24,053
CSX Corp., 6.15%, 5/1/37	20,000	24,135
Norfolk Southern Corp., 3.25%, 12/1/21	400,000	406,712
United Parcel Service Inc., 5.5%, 1/15/18	20,000	23,998

		478,898

Information Technology - 15.1%
Cisco Systems Inc., 5.5%, 2/22/16	425,000	495,051
Hewlett-Packard Co., 4.75%, 6/2/14	400,000	422,664
Hewlett-Packard Co., 3.75%, 12/1/20	25,000	24,723
Intel Corp., 1.95%, 10/1/16	300,000	308,754
Intel Corp., 3.3%, 10/1/21	20,000	21,113
International Business Machines Corp., 4.75%, 11/29/12	20,000	20,686
International Business Machines Corp., 1.95%, 7/22/16	400,000	412,113
Intuit Inc., 5.4%, 3/15/12	10,000	10,085
Oracle Corp., 5.75%, 4/15/18	420,000	510,352
Texas Instruments Inc., 1.375%, 5/15/14	400,000	405,214
Western Union Co./The, 5.93%, 10/1/16	20,000	22,559

		2,653,314
Materials - 4.9%
Dow Chemical Co./The, 4.125%, 11/15/21	400,000	411,100
EI du Pont de Nemours & Co., 4.75%, 11/15/12	25,000	25,858
EI du Pont de Nemours & Co., 3.25%, 1/15/15	400,000	426,886

		863,844

See accompanying Notes to Financial Statements.

Annual Report	December 31, 2011	13

Madison Mosaic Income Trust	Investment Grade Corporate Bond Fund — Portfolio of Investments	December 31, 2011	concluded

Par Value	Par Value (Note 1)
CORPORATE NOTES AND BONDS
(continued)
Utilities - 2.4%
Dominion Resources Inc., 5.7%, 9/17/12 $410,000	$423,821

Total Corporate Notes and Bonds (Cost $16,852,657)	17,067,338
Repurchase Agreement - 1.7%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $189,600 in Fannie Mae Pool #695167 due 5/1/33 and $109,190 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $292,945 (Cost $292,944)	292,944

TOTAL INVESTMENTS - 98.9% (Cost $17,145,601)	17,360,282
NET OTHER ASSETS AND LIABILITIES - 1.1%	190,172

TOTAL ASSETS - 100.0%	$17,550,454

LLC Limited Liability Company
PLC Public Limited Company

See accompanying Notes to Financial Statements.

14	Annual Report	December 31, 2011

Madison Mosaic Income Trust	December 31, 2011

Statements of Assets and Liabilities

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$5,136,588	$8,512,901	$100,167,528	$17,067,338
Repurchase agreements	163,633	247,082	7,496,079	292,944

Total investments*	5,300,221	8,759,983	107,663,607	17,360,282
Receivables
Interest	32,424	81,912	1,024,827	191,172
Capital shares sold	3,085	8,103	282,224	—

Total assets	5,335,730	8,849,998	108,970,658	17,551,454

LIABILITIES
Payables
Investment securities purchased	—	—	4,107,757	—
Capital shares redeemed	4,616	1,200	8,515	—
Auditor fees	2,500	3,000	5,500	1,000
Independent trustee fees	250	250	250	—

Total liabilities	7,366	4,450	4,122,022	1,000

NET ASSETS	$5,328,364	$8,845,548	$104,848,636	$17,550,454

Net assets consists of:
Paid in capital	$5,142,845	$8,334,202	$102,401,058	$17,335,773
Accumulated net realized gain (loss)	2,343	(27,287)	(52,876)	—
Net unrealized appreciation on investments	183,176	538,633	2,500,454	214,681

Net Assets	$5,328,364	$8,845,548	$104,848,636	$17,550,454

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	492,656	1,241,445	9,402,350	1,557,347

NET ASSET VALUE PER SHARE	$10.82	$7.13	$11.15	$11.27

*INVESTMENT SECURITIES, AT COST	$5,117,045	$8,220,155	$105,163,153	$17,145,601

See accompanying Notes to Financial Statements.

Annual Report	December 31, 2011	15

Madison Mosaic Income Trust

Statements of Operations

For the year ended December 31, 2011

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
INVESTMENT INCOME (Note 1)
Interest income	$128,485	$307,331	$1,376,963	$91,935

EXPENSES (Notes 3 and 4)
Investment advisory fees	20,631	33,743	209,246	13,570
Other expenses:
Service agreement fees	9,941	20,307	125,022	8,178
Auditor fees	3,500	4,000	6,500	2,000
Independent trustee fees	1,000	1,000	1,000	—
Line of credit interest and fees	255	253	250	—

Total other expenses	14,696	25,560	132,772	10,178
Total expenses	35,327	59,303	342,018	23,748

NET INVESTMENT INCOME	93,158	248,028	1,034,945	68,187

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investments	47,196	12,197	(52,876)	20,796
Change in net unrealized appreciation of investments	44,311	261,165	1,255,427	147,554

NET GAIN ON INVESTMENTS	91,507	273,362	1,202,551	168,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$184,665	$521,390	$2,237,496	$236,537

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2011

Madison Mosaic Income Trust

Statements of Changes in Net Assets

For the period indicated

	Government Fund		Core Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$93,158	$116,984	$248,028	$357,455
Net realized gain on investments	47,196	5,634	12,197	255,707
Net unrealized appreciation on investments	44,311	31,782	261,165	40,434

Net increase in net assets resulting from operations	184,665	154,400	521,390	653,596

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(93,158)	(116,984)	(248,028)	(357,455)
From net capital gains	(44,407)	(5,897)	—	—

Total distributions	(137,565)	(122,881)	(248,028)	(357,455)

CAPITAL SHARE TRANSACTIONS (Note 7)	233,715	716,384	(523,472)	(3,701,608)

NET INCREASE (DECREASE) IN NET ASSETS	280,815	747,903	(250,110)	(3,405,467)

NET ASSETS
Beginning of period	$5,047,549	$4,299,646	$9,095,658	$12,501,125

End of period	$5,328,364	$5,047,549	$8,845,548	$9,095,658

	Institutional Bond Fund		Investment Grade Corporate Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$1,034,945	$994,219	$68,187	$46,400
Net realized gain (loss) on investments	(52,876)	102,500	20,796	3,769
Net unrealized appreciation on investments	1,255,427	1,208,983	147,554	8,240

Net increase in net assets resulting from operations	2,237,496	2,305,702	236,537	58,409

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,034,945)	(994,219)	(68,187)	(46,400)
From net capital gains	(59,296)	(38,218)	(23,110)	—

Total distributions	(1,094,241)	(1,032,437)	(91,297)	(46,400)

CAPITAL SHARE TRANSACTIONS (Note 7)	51,317,599	24,732,606	16,336,110	70,435

NET INCREASE IN NET ASSETS	52,460,854	26,005,871	16,481,350	82,444

NET ASSETS
Beginning of period	$52,387,782	$26,381,911	$1,069,104	$986,660

End of period	$104,848,636	$52,387,782	$17,550,454	$1,069,104

See accompanying Notes to Financial Statements.

Annual Report	December 31, 2011	17

Madison Mosaic Income Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.72	$10.63	$10.81	$10.30	$9.94
Investment operations:
Net investment income	0.20	0.26	0.27	0.32	0.33
Net realized and unrealized gain (loss) on investments	0.19	0.10	(0.15)	0.51	0.36

Total from investment operations	0.39	0.36	0.12	0.83	0.69
Less distributions:
From net investment income	(0.20)	(0.26)	(0.27)	(0.32)	(0.33)
From net capital gains	(0.09)	(0.01)	(0.03)	—	—

Total distribution	(0.29)	(0.27)	(0.30)	(0.32)	(0.33)

Net asset value, end of period	$10.82	$10.72	$10.63	$10.81	$10.30
Total return (%)	3.65	3.40	1.19	8.17	7.10
Ratios and supplemental data
Net assets, end of period (in thousands)	$5,328	$5,048	$4,300	$5,071	$2,986
Ratio of expenses to average net assets (%)	0.69	0.68	0.69	0.78	1.15
Ratio of net investment income to average net assets (%)	1.81	2.39	2.55	3.00	3.30
Portfolio turnover (%)	45	20	38	67	18

CORE BOND FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.89	$6.76	$6.74	$6.58	$6.44
Investment operations:
Net investment income	0.21	0.21	0.21	0.27	0.26
Net realized and unrealized gain (loss) on investments	0.24	0.13	0.02	0.16	0.14

Total from investment operations	0.45	0.34	0.23	0.43	0.40
Less distributions from net investment income	(0.21)	(0.21)	(0.21)	(0.27)	(0.26)

Net asset value, end of period	$7.13	$6.89	$6.76	$6.74	$6.58
Total return (%)	6.60	5.11	3.43	6.80	6.41
Ratios and supplemental data
Net assets, end of period (in thousands)	$8,846	$9,096	$12,501	$5,188	$4,523
Ratio of expenses to average net assets (%)	0.70	0.70	0.70	0.80	1.12
Ratio of net investment income to average net assets (%)	2.94	3.04	3.13	4.18	4.05
Portfolio turnover (%)	21	32	16	36	41

Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

18	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Financial Highlights	concluded

Selected data for a share outstanding throughout each period indicated

INSTITUTIONAL BOND FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.94	$10.68	$10.47	$10.41	$10.08
Investment operations:
Net investment income	0.16	0.19	0.20	0.48	0.44
Net realized and unrealized gain (loss) on investments	0.22	0.27	0.21	0.16	0.33

Total from investment operations	0.38	0.46	0.41	0.64	0.77
Less distributions:
From net investment income	(0.16)	(0.19)	(0.20)	(0.48)	(0.44)
From net capital gains	(0.01)	(0.01)	—	(0.10)	—

Total distributions	(0.17)	(0.20)	(0.20)	(0.58)	(0.44)

Net asset value, end of period	$11.15	$10.94	$10.68	$10.47	$10.41
Total return (%)	3.53	4.35	3.99	6.30	7.77
Ratios and supplemental data
Net assets, end of period (in thousands)	$104,849	$52,388	$26,382	$2,155	$6,413
Ratio of expenses to average net assets (%)	0.49	0.49	0.49	0.56	0.47
Ratio of net investment income to average net assets (%)	1.48	1.76	2.21	3.70	4.21
Portfolio turnover (%)	9	21	11	73	42

INVESTMENT GRADE CORPORATE BOND FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007*
Net asset value, beginning of period	$10.81	$10.68	$10.16	$10.26	$10.00
Investment operations:
Net investment income	0.22	0.48	0.53	0.52	0.27
Net realized and unrealized gain (loss) on investments	0.61	0.13	0.52	(0.09)	0.26

Total from investment operations	0.83	0.61	1.05	0.43	0.53
Less distributions:
From net investment income	(0.36)	(0.48)	(0.53)	(0.52)	(0.27)
From net capital gains	(0.01)	—	—	(0.01)	—

Total distributions	(0.37)	(0.48)	(0.53)	(0.53)	(0.27)

Net asset value, end of period	$11.27	$10.81	$10.68	$10.16	$10.26
Total return (%)	7.83	5.81	10.58	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$17,550	$1,069	$987	$948	$637
Ratio of expenses to average net assets (%)	0.69	0.06	—	—	—
Ratio of net investment income to average net assets (%)	1.98	4.44	5.05	5.21	5.29
Portfolio turnover (%)	10	14	18	5	3

*	For the period July 1, 2007 (commencement of operations) through December 31, 2007

Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Annual Report	December 31, 2011	19

Madison Mosaic Income Trust

Notes to Financial Statements

1. Summary of Significant Accounting Policies.

Madison Mosaic Income Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains four separate funds: Madison Mosaic Government Fund, Madison Mosaic Core Bond Fund, Madison Mosaic Institutional Bond Fund and the Madison Mosaic Investment Grade Corporate Bond Fund (collectively, the “Funds”). Each Fund is a diversified mutual fund with its objectives and strategies detailed in its prospectus.

Portfolio Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments carried at fair value:

20	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Notes to Financial Statements	continued

Fund	Level 1	Level 2	Level 3	Value at 12/31/11
Government
Mortgage Backed Securities	$—	$575,917	$—	$575,917
U.S. Government and Agency Obligations	—	4,560,671	—	4,560,671
Repurchase Agreement	—	163,633	—	163,633

Total	$—	$5,300,221	$—	$5,300,221

Core Bond
Corporate Notes and Bonds	$—	$4,470,806	$—	$4,470,806
Mortgage Backed Securities	—	1,869,956	—	1,869,956
U.S. Government and Agency Obligations	—	2,172,139	—	2,172,139
Repurchase Agreement	—	247,082	—	247,082

Total	$—	$8,759,983	$—	$8,759,983

Institutional Bond
Corporate Notes and Bonds	$—	$50,843,704	$—	$50,843,704
U.S. Government and Agency Obligations	—	49,323,824	—	49,323,824
Repurchase Agreement	—	7,496,079	—	7,496,079

Total	$—	$107,663,607	$—	$107,663,607

Investment Grade Corporate Bond Fund
Corporate Notes and Bonds	$—	$17,067,338	$—	$17,067,338
Repurchase Agreement	—	292,944	—	292,944

Total	$—	$17,360,282	$—	$17,360,282

Please see the Portfolio of Investments for each Fund for a listing of all securities within each caption.

There were no transfers between classification levels during the period ended December 31, 2011. As of and during the year ended December 31, 2011, none of the Funds held securities deemed as a Level 3.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Udpate (“ASU”) No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year. The Funds’ investment adviser is in the process of assessing the impact of the updated standards on the Funds’financial statements.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

Annual Report	December 31, 2011	21

Madison Mosaic Income Trust	Notes to Financial Statements	continued

The tax character of distributions paid during 2011 and 2010 was as follows:

	2011	2010
Government Fund:
Distributions paid from:
Ordinary income	$106,536	$121,062
Long-term capital gains	31,029	1,819

Core Bond Fund:
Distributions paid from ordinary income	$248,028	$357,455

Institutional Bond Fund:
Distributions paid from:
Ordinary income	$1,073,254	$1,028,225
Long-term capital gains	20,987	11,212

Investment Grade Corporate Bond Fund:
Distributions paid from:
Ordinary income	$69,098	$46,400
Long-term capital gains	$22,199	—

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized gains	$2,343
Net unrealized appreciation on investments	183,176

$185,519

Core Bond Fund:
Accumulated net realized losses	$(27,287)
Net unrealized appreciation on investments	538,633

$511,346

Institutional Bond Fund:
Accumulated net realized losses	$(52,876)
Net unrealized appreciation on investments	2,500,454

$2,447,578

Investment Grade Corporate Bond Fund:
Net unrealized appreciation on investments	$214,681

$214,681

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.
As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for“inadvertent”failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2011, the Core Bond Fund and Institutional Bond Fund had available for federal income tax purposes the following unused capital loss carryovers:

Fund	Short-Term Losses	Long-Term Losses	Expire
Core Bond	$17,156	—	December 31, 2014
	10,131	—	December 31, 2017
Institutional Bond	—	$52,876	Do not expire.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Notes to Financial Statements	continued

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Funds’custodian bank. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfer uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2011, the Government Fund had a 0.7% interest, the Core Bond Fund had a 1.0% interest, the Institutional Bond Fund had a 30.1% interest and the Investment Grade Corporate Bond Fund had a 1.2% interest in the consolidated repurchase agreement of $24,892,514 collateralized by $25,389,217 in Fannie Mae Mortgaged Backed Security Notes. Proceeds at maturity were $24,892,521.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements.”ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing.” These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

3. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, LLC (the “Adviser”),

earned an advisory fee equal to 0.40% per annum of the average net assets of the Government Fund, Core Bond Fund and Investment Grade Corporate Bond Fund and 0.30% per annum for the Institutional Bond Fund.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. For the year ended December 31, 2011, this fee was 0.28% for the Government Fund, 0.30% for the Core Bond Fund, 0.19% for the Institutional Bond Fund and 0.30% for the Investment Grade Corporate Bond Fund. The Independent Trustees fees and the expenses of the Funds’independent registered public accountants are paid out of this fee.

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov’t securities	$2,336,940	$2,207,409
Other	—	—

Core Bond Fund:
U.S. Gov’t securities	$959,189	$1,773,766
Other	750,189	878,696

	Purchases	Sales
Institutional Fund:
U.S. Gov’t securities	$27,133,080	$2,736,258
Other	26,949,917	3,170,350

Investment Grade
Corporate Bond Fund:
U.S. Gov’t securities	$—	$—
Other	16,258,533	346,236

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) were as follows as of December 31, 2011:

	Government Fund	Core Bond Fund
Aggregate Cost	$5,117,045	$8,221,350

Gross unrealized appreciation	183,176	539,828
Gross unrealized depreciation	—	(1,195)

Net unrealized appreciation	$183,176	$538,633

Annual Report	December 31, 2011	23

Madison Mosaic Income Trust	Notes to Financial Statements	continued

	Institutional Bond Fund	Investment Grade Corporate Bond Fund
Aggregate Cost	$105,163,153	$17,145,601

Gross unrealized appreciation	2,502,917	242,323
Gross unrealized depreciation	(2,463)	(27,642)

Net unrealized appreciation	$2,500,454	$214,681

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2011	2010
In Dollars
Shares sold	$2,417,691	$1,700,722
Shares issued in reinvestment of dividends	133,374	118,897

Total shares issued	2,551,065	1,819,619
Shares redeemed	(2,317,350)	(1,103,235)

Net increase	$233,715	$716,384

In Shares
Shares sold	223,668	157,293
Shares issued in reinvestment of dividends	12,353	11,009

Total shares issued	236,021	168,302
Shares redeemed	(214,360)	(101,855)

Net increase	21,661	66,447

	Year Ended December 31,
Core Bond Fund	2011	2010
In Dollars
Shares sold	$4,239,259	$4,604,402
Shares issued in reinvestment of dividends	234,467	335,564

Total shares issued	4,473,726	4,939,966
Shares redeemed	(4,997,198)	(8,641,574)

Net decrease	$(523,472)	$(3,701,608)

In Shares
Shares sold	597,435	658,207
Shares issued in reinvestment of dividends	33,525	48,369

Total shares issued	630,960	706,576
Shares redeemed	(709,623)	(1,236,378)

Net decrease	(78,663)	(529,802)

	Year Ended December 31,
Institutional Bond Fund	2011	2010
In Dollars
Shares sold	$57,572,393	$35,940,448
Shares issued in reinvestment of dividends	187,051	395,053

Total shares issued	57,759,444	36,335,501
Shares redeemed	(6,441,845)	(11,602,895)

Net increase	$51,317,599	$24,732,606

In Shares
Shares sold	5,176,600	3,345,384
Shares issued in reinvestment of dividends	16,928	36,448

Total shares issued	5,193,528	3,381,832
Shares redeemed	(580,883)	(1,061,304)

Net increase	4,612,645	2,320,528

	Year Ended December 31,
Investment Grade
Corporate Bond Fund	2011	2010
In Dollars
Shares sold	$17,067,503	$24,035
Shares issued in reinvestment of dividends	33,583	46,400

Total shares issued	17,101,086	70,435
Shares redeemed	(764,976)	—

Net increase	$16,336,110	$70,435

In Shares
Shares sold	1,525,450	2,229
Shares issued in reinvestment of dividends	3,068	4,254

Total shares issued	1,528,518	6,483
Shares redeemed	(70,047)	—

Net increase	1,458,471	6,483

24	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Notes to Financial Statements	concluded

8. Line of Credit. The Government Fund, Core Bond Fund and Institutional Bond Fund have lines of credit with U.S. Bank, N.A. of $500,000, $1 million and $5 million, respectively. Each line is a revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended

December 31, 2011, the Government Fund and Core Bond Fund drew $63,000 and $44,000 for one day on their credit facility and paid $5 and $3 of interest, respectively.

9. Subsequent Events. On February 9, 2012, the Board of Trustees approved the creation of R6 shares for the Core Bond Fund. The additional share class will begin to be offered through certain distribution channels on March 1, 2012. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Annual Report	December 31, 2011	25

Madison Mosaic Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic IncomeTrust (the “Trust”), including the Government Fund, Core Bond Fund, Institutional Bond Fund and Investment Grade Corporate Bond Fund (collectively, the“Funds”), as of December 31, 2011 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for each of the four years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the Funds’custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2011, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, and for each of the four years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 22, 2012

26	Annual Report	December 31, 2011

Madison Mosaic Income Trust

Other Information

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2011 and held for the six-months ended December 31, 2011.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return[1]

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Government Fund	$1,000.00	$1,022.15	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,040.62	0.70%	$3.63
Institutional Bond Fund	$1,000.00	$1,019.74	0.49%	$2.49
Investment Grade Corporate Bond Fund	$1,000.00	$1,054.82	0.69%	$3.58

1	For the six-months ended December 31, 2011.
2	Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Government Fund	$1,000.00	$1,025.47	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,025.47	0.70%	$3.59
Institutional Bond Fund	$1,000.00	$1,025.47	0.49%	$2.50
Investment Grade Corporate Bond Fund	$1,000.00	$1,025.47	0.69%	$3.47

1	For the six-months ended December 31, 2011.
2	Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report	December 31, 2011	27

Madison Mosaic Income Trust	Other Information	continued

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered“forward-looking statements.”Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission (“SEC”) web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www. sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you

may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it renewed the Trust’s advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in portfolio management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration.

With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. The Board and representatives of the Adviser engaged in a comprehensive

28	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Other Information	continued

discussion of performance and market conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called“Gartenberg”standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of“inapt comparisons.” They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on total expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative “services” expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees sought to ensure that fees paid by the Trust were appropriate.

The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust and other investment companies pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic“investment management only”fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Annual Report	December 31, 2011	29

Madison Mosaic Income Trust	Other Information	concluded

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements.

During the meeting, the Independent Trustees were represented by Independent counsel, who confirmed that the Trust’s Independent Trustees met separately to review a variety of written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the

Adviser and representatives of the Adviser discussed each matter raised.

Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

30	Annual Report	December 31, 2011

Madison Mosaic Income Trust

Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank[1] 1960	President, 1996 - Present, and Trustee, 2001 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC (“MAM”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC (“Madison”or the“Adviser”), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Frank E. Burgess[1] 1942	Trustee and Vice President, 1996 - Present	MIH, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA,

2006 - Present

[1]	“Interested person”as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Annual Report	December 31, 2011	31

Madison Mosaic Income Trust	Trustees and Officers	continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009	MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present	N/A

32	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Trustees and Officers	continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present	MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005	N/A

W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009	MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (“MFD”)(an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	N/A

Annual Report	December 31, 2011	33

Madison Mosaic Income Trust	Trustees and Officers	continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present	MIH, MAM, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007	N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

34	Annual Report	December 31, 2011

Madison Mosaic Income Trust	Trustees and Officers	concluded

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44	Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

[1]	Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2]

As of the date of this report, the fund complex consists of the Trust with 4 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Annual Report	December 31, 2011	35

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The Madison Mosaic Family of Mutual Funds

Equity Trust

Investors Fund Mid-Cap Fund

Disciplined Equity Fund Balanced Fund NorthRoad International Fund

Madison Institutional Equity Option Fund

Income Trust

Government Fund Core Bond Fund Institutional Bond Fund

Investment Grade Corporate Bond Fund

Tax-Free Trust

Virginia Tax-Free Fund Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

An investment in any Madison Mosaic fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government Money Market fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lost money by investing in the fund.

TRANSFER AGENT

TELEPHONE NUMBERS

Madison Mosaic® Funds

Shareholder Service

c/o US Bancorp Fund Services, LLC

Toll-free nationwide: 888-670-3600

P.O. Box 701

Milwaukee, WI 53201-0701

550 Science Drive

Madison, Wisconsin 53711

www.mosaicfunds.com

SEC File Number 811-03616

MEMBERS® Mutual Funds Annual Report October 31, 2011

CONSERVATIVE ALLOCATION FUND MODERATE ALLOCATION FUND AGGRESSIVE ALLOCATION FUND CASH RESERVES FUND

BOND FUND HIGH INCOME FUND DIVERSIFIED INCOME FUND EQUITY INCOME FUND LARGE CAP VALUE FUND LARGE CAP GROWTH FUND MID CAP FUND

SMALL CAP FUND

INTERNATIONAL STOCK FUND

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale of securities unless preceded or accompanied by a prospectus.

MEMBERS Mutual Funds  |  October 31, 2011

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your financial advisor or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

MEMBERS Mutual Funds  |  October 31, 2011

Management’s Discussion of Fund Performance

ECONOMIC OVERVIEW

Factors influencing the market and its reaction during the last fiscal year ended October 31, 2011 could be described by the following equation: “Macro and Global = Risk On, Risk Off.” “Macro and global” refer to shocks to the system we experienced such: as the downgrade of U.S. AAA debt rating; the revolutionary wave of demonstrations and protests in the Arab world; the Japanese earthquake; Quantitative Easing II; and the Greek debt crisis. Record correlation of asset class movements and extreme volatility measured by single day market moves coupled with high frequency trading are part of the “risk on, risk off” price swings.

Although the one-year-period ended October 31, 2011 was generally a positive one for domestic stock and bond investors, it was not without its trials. Behind the 8.08% return for the S&P 500 Index, a widely used proxy for the overall U.S. stock market, were periods in which the index dipped well below its starting point, and times when the stock market showed considerable volatility, particularly in the last few months of the period. In terms of general performance trends, growth stocks soundly outperformed value stocks over the period, while large-cap stocks had a slight edge over mid-cap stocks, which showed stronger performance than small-cap stocks. On the bond side, rates for the bellwether 10-Year U.S. Treasury bond hit a new all-time low of 1.72% on September 22, and ended the period well below the period’s starting point. As interest rates drop, the value of existing bonds rise, and bond investors generally saw positive returns as a result, with the overall trend favoring longer-term bonds over shorter-term bonds.

The sovereign debt crisis in Europe, which had a considerable and largely negative impact on domestic markets, was an even darker cloud over both Europe and emerging markets as the overseas markets showed a loss of -3.58%, as measured by the widely-used Morgan Stanley Europe, Australasia and Far East (EAFE) Index. The problems in Europe focused on Greece, but were not contained to just this country. The U.S. government was not above the fray, as seen by Standard & Poor’s April downgrading of U.S. debt from AAA to AA. Another sign of the troubled times was the seemingly endless Washington shuffle over the debt ceiling, for which Congress finally reached a compromise in the last hours prior to the August 2 deadline.

The fragile nature of the global economy was evidenced by the continued fiscal stimulus and the Federal Reserve’s commitment to maintaining rock-bottom short-term rates. With low-risk yields at paltry levels, investors had a strong incentive to look for returns elsewhere, at least one factor behind the solid results in the stock market. All of these woes and need for stimulus have ties to the deep recession and financial crisis of 2008-09, which we believe, was no ordinary occurrence. As a result it will likely require many years of repair to undo the damage of the excesses that led to the collapse. Certainly you need look no further than the housing market and employment, both of which languished over the one-year period.

2

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

OUTLOOK

While low interest rates may have been frustrating individual investors in search of yield, cheap capital was a significant boost for corporate profits, which remained robust across the period. Profit margins may be under more pressure going forward, but well-managed U.S. companies have proven their ability to do more with less, and we believe overall stock valuations at the end of this period remained reasonable. On the other hand, record-low yields on bonds only increase interest rate risk, and if rates should rise, it is longer-term bonds which are likely to suffer the most. While possibilities of another recession have increased, we believe the odds favor continued slow, but positive growth. This may not be simply a temporary state of affairs, but a longer term one, as it may take years to unwind the mortgage crisis, realize the consequences of the federal bailouts, and for U.S. households to rebuild their balance sheets. If you add the likelihood of continued fiscal trouble in Europe, we see uncertainty and risk as central concerns for investors and the market as we head into 2012.

3

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Conservative Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•

Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•

Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]
	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	3.00	9.39	2.84	—	(2.91)	7.25	1.71
Class B Shares[4]	2.19	8.60	2.10	—	(2.27)	7.60	1.93
Class C Shares[5]	2.19	—	—	1.03	1.20	—	1.03
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.96	6.30	NA	NA	NA
Conservative Allocation Fund Custom Index	5.86	10.59	5.61	4.48	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

4

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Conservative Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an “orderly” restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do “more with less”. Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000® Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
Bond Funds	63%
Foreign Bond Funds	6%
Foreign Stock Funds	9%
Money Market Funds and Other Net Assets	3%
Stock Funds	19%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Conservative Allocation Fund returned 3.00% (Class A shares at net asset value), while the Conservative Allocation Custom Index returned 5.86%. The fund’s focus on lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core fixed income securities, such as high yield, floating rate and global bonds and corresponding underweight to longer duration U.S. Treasuries was the primary reason behind the performance lag. In response to softening economic data, the 10-year U.S. Treasury yield declined from 2.61% to 2.17% over the course of the year. However, although not enough to offset the above, the fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period.

Top contributors to the fund’s performance included: MEMBERS Large Cap Value Y which returned 10.5%; and Calamos Growth & Income at 8.3%.

Top detractors to performance included: PIMCO Total Return which returned 1.3%; Madison Mosaic Institutional Bond at 1.8%; and Templeton Global Bond at 2.9%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

5

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Moderate Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•

Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•

Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]
		% Return Without Sales Charge			% Return After Sales Charge[6]
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	3.97	9.83	1.35	—	(2.04)	7.68	0.23
Class B Shares[4]	3.19	8.97	0.59	—	(1.31)	7.98	0.42
Class C Shares[5]	3.19	—	—	(1.32)	2.19	—	(1.32)
S&P 500 Index	8.09	11.41	1.88	(0.18)	NA	NA	NA
Moderate Allocation Fund Custom Index	5.45	11.54	4.29	2.70	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Moderate Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an “orderly” restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do “more with less”. Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000® Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
Bond Funds	40%
Foreign Bond Funds	4%
Foreign Stock Funds	12%
Money Market Funds and Other Net Assets	3%
Stock Funds	41%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Moderate Allocation Fund returned 3.97% (Class A shares at net asset value), while the Moderate Allocation Custom Index returned 5.51%. The fund’s focus on lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core fixed income securities, such as high yield, floating rate and global bonds and corresponding underweight to longer duration U.S. Treasuries was the primary reason behind the performance lag. In response to softening economic data, the 10-year U.S. Treasury yield declined from 2.61% to 2.17% over the course of the year. However, although not enough to offset the above, the fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period.

Top contributors to the fund’s performance included: MEMBERS Mid Cap Y which returned 11.3%; MEMBERS Large Cap Value at 10.5%; and Yacktman at 8.8%.

Top detractors to performance included: Members International which returned -2.9%; PIMCO Total Return Fund at +1.3%; and Madison Mosaic Institutional Bond Fund at 1.8%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Aggressive Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•

Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•

Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]
		% Return Without Sales Charge			% Return After Sales Charge[6]
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	4.29	10.18	(0.20)	—	(1.69)	8.01	(1.30)
Class B Shares[4]	3.54	9.34	(0.94)	—	(0.96)	8.36	(1.12)
Class C Shares[5]	3.54	—	—	(3.70)	2.54	—	(3.70)
S&P 500 Index	8.09	11.41	1.88	(0.18)	NA	NA	NA
Aggressive Allocation Fund Custom Index	4.20	12.19	2.66	0.45	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Aggressive Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an “orderly” restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do “more with less”. Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000® Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Bond Funds	11%
Foreign Bond Funds	3%
Foreign Stock Funds	19%
Money Market Funds and Other Net Assets	2%
Stock Funds	65%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Aggressive Allocation Fund returned 4.29% (Class A shares at net asset value), while the Aggressive Allocation Custom Index returned of 4.20%. The fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period and this was the primary reason for the fund’s outperformance compared to its benchmark. However, an overweight to lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core bonds hindered returns as fearful and yield starved investors migrated to the perceived safety of longer duration U.S. Treasuries.

Top contributors to the fund’s performance included: MEMBERS Mid Cap Y which returned 11.3%; MEMBERS Large Cap Value at 10.5%; and Yacktman at 8.8%.

Top detractors to performance included: Hussman Strategic Growth Fund which declined 3.2%; Templeton Global Bond Fund which returned 2.9%; and T. Rowe Price New ERA Fund at 2.7%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
Fannie Mae	29%
Federal Home Loan Bank	25%
Freddie Mac	33%
U.S. Treasury Bills	7%
Cash and Other Net Assets	6%

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the MEMBERS Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	3.81	6.53	4.75	4.13	–	(0.84)	4.90	3.79	3.66
Class B Shares[4]	3.04	5.74	3.97	3.35	–	(1.46)	4.69	3.63	3.35
Class Y Shares[7]	4.03	6.82	–	–	5.53	–	–	–	–
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.49	5.53	6.96	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve-month period ended October 31, 2011 provided a wild ride. The first quarter of this period witnessed a major political realignment and a hope for increased economic growth based upon the tax compromise reached in December. Yields on the 10-year Treasury rose almost 1.0% from just after the election to just after Christmas, roughly 2.5% to 3.5%. Corporate bonds experienced their best excess returns of the year. However, as 2011 commenced it gradually became apparent that the economy was actually decelerating, further political compromise would be difficult, and the European ‘problem’ was proving both intractable and volatile. Ten-year yields peaked in early February at approximately 3.75% and commenced a generally downward trajectory to an eventual low of 1.72% in September before again climbing back over 2% to end this period.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Bond Fund (concluded)

As concerns over the economy and Europe increased, the rate of return between bonds (i.e. Treasury bonds and corporate bonds with additional risks) ceased tightening and in the second quarter of 2011 began to gradually widen while overall rates declined; thereby, maintaining positive total returns. By midsummer, real concern developed regarding whether a compromise on the debt ceiling could be reached. The possibility of a politically induced default by the U.S. Treasury increased. Rates did not rise because the turmoil in Europe raised the specter of a collapse of the European Monetary Union, the potential for large European banks to fail, and the development of a situation not unlike the failure of Credit-Anstalt in 1931. Corporate bonds experienced one of the worst quarterly performances (underperforming Treasuries by 5.56%) of the past ten years during the third quarter. Only the last two quarters of 2008 produced worse returns. The period ended with increasing expectations for economic growth and what we believe was a rather naïve expectation that Europe had finally confronted its problems. Rates rose and during October corporate bonds experienced a major bounce back.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
Asset Backed	1%
Corporate Notes and Bonds	18%
Mortgage Backed	12%
U.S. Government and Agency Obligations	61%
Cash and Other Net Assets	8%

PERFORMANCE DISCUSSION

For the entire period, the yield curve on U.S. Treasury bonds flattened as two-year Treasuries declined only 0.1% while thirty-year Treasuries dropped from 4% to 3.125%. Corporate bonds overall underperformed comparable duration Treasuries by 70 basis points (bps). The brunt of the pain was in the banking industry which underperformed by 255 bp while Industrial sector bonds eked out 10 bp of outperformance and those issued in the Utilities sector were positive by over 30 bp. High yield securities suffered miserably during the summer and fall, but returned 68 extra basis points over Treasuries for the entire period while the Mortgage sector essentially was even with Treasuries, adjusted for duration (a measure of a security’s price sensitivity to changes in interest rates).

For the period the MEMBERS Bond Fund returned 3.81% (Class A shares at net asset value), compared to a 5.00% return for the Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index. This underperformance was due to a more conservative duration posture approximately 8-10% below that of the benchmark during most of the period as rates declined. This was partially offset by being modestly underweight in corporate bonds, being significantly underweight in the banking industry and modestly overweight in the Industrial sector.

FUND CHANGES

Over the last twelve-months, there were no significant changes in holdings or distributions. We remain defensive from a risk standpoint as the economy grows below trend and the consumer deleverages. We remain focused on valuation in this environment and believe the investment grade market is aggressively priced at the present time.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	4.61	15.68	6.37	7.40	—	(0.03)	13.93	5.39	6.90
Class B Shares[4]	3.89	14.85	5.58	6.61	—	(0.52)	13.96	5.27	6.61
Class Y Shares[7]	4.81	15.97	—	—	7.11	—	—	—	—
Bank of America Merrill Lynch US High Yield Master II,
Constrained	4.85	23.13	8.05	9.01	8.56	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The high yield market experienced significant volatility during the twelve-month period ended October 31, 2011, rallying late in the period to end the fiscal year with solid mid-single digit returns. Benign Treasury bond trading levels supported market performance as the 10-year Treasury yield moved from around 3.50% to the 2.00% range. Company operating results generally improved over prior year periods; thus default rates trended down to the 1.50-2.00% level from the low-teens default rates seen in 2008/2009. U.S. economic expansion moderated from 3%+ to 2% during the year, causing the equity markets to pull back from higher levels earlier in the year and raising concerns about a possible double-dip recession.

Going forward, low interest rates on competing fixed income products combined with the expectation that the Federal Reserve will keep rates low for an extended period should create favorable conditions for high yield bonds.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

High Income Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
Consumer Discretionary†	30%
Consumer Staples	6%
Energy	9%
Financials	3%
Health Care	9%
Industrials	13%
Information Technology	5%
Materials	9%
Telecommunication Services	7%
Utilities	3%
Cash and Other Net Assets	6%

†Consumer Discretionary includes securities in the following industries: Auto Components; Automobiles; Consumer Finance; Diversified Consumer Services; Hotels, Restaurants & Leisure; Household Durables; Internet & Catalog Retail; Media; Specialty Retail; and Textiles, Apparel & Luxury Goods.

PERFORMANCE DISCUSSION

The MEMBERS High Income Fund returned 4.61% (Class A shares at net asset value) during the twelve-month period ended October 31, 2011. For the same period, the BofA/Merrill Lynch High Yield Constrained Index returned 4.85%. Although the fund’s underweight in the Financial sector and strong security selection and allocations within the Telecom sector were positive contributors to performance, the fund’s limited exposure to the Oil & Gas sector, security selection within the Technology sector and cash position ultimately resulted in underperformance by the fund compared with the benchmark.

FUND CHANGES

The fund was active during the last twelve months as it participated in over 300 combined buy and sell trades as the strategy for much of the year was to cull more aggressively structured bonds in favor of stronger corporate bonds. The fund also participated in over 40 corporate actions resulting in more than $11 million of called/tendered bonds.

Business support services, Health Care, Telecom, and Utilities were emphasized in the fund. Media/cable TV became a focus during the period whereas the fund’s exposure to oil and gas was decreased.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	7.32	9.14	3.11	4.28	1.15	6.99	1.89	3.66
Class B Shares[4]	6.47	8.32	2.32	3.50	1.97	7.31	2.00	3.50
Russell 1000® Index	8.01	12.22	0.54	4.17	NA	NA	NA	NA
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.49	5.53	NA	NA	NA	NA
CustomBlended Index (50% Fixed 50% Equity)	6.95	10.67	3.81	4.99	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The first half of the fiscal year saw the Russell 1000® Index rapidly rise by over 17%. During the second half the benchmark reversed and fell by nearly 8%. The fund’s stocks lagged slightly during the market’s advance, and held up much better than the benchmark during the declining phase. This is what we anticipate for returns for the fund’s stock investment style. Our expectation is that the fund will keep up with or lag a rising market and fall less in a declining market.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Diversified Income Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
Asset Backed	1%
Common Stocks	52%
Corporate Notes and Bonds	17%
Mortgage Backed	10%
U.S. Government and Agency Obligations	14%
Cash and Other Net Assets	6%

PERFORMANCE DISCUSSION

Effective October 31, 2011, the primary benchmark changed from two indexes, the Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index and the Russell 1000® Index, to a single Custom Blended Index, which consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index. This index better reflects the types of stocks and bonds typically held in the fund as described in the current prospectus.

For the twelve-month period ended October 31, 2011, the MEMBERS Diversified Income Fund returned 7.32% (Class A shares at net asset value) while the Custom Blended Index returned 6.95%. The fund’s Financial and Energy stocks contributed the most to performance during the year. Information Technology and Consumer Discretionary were also leading sectors. Health Care was the only sector that was noticeably negative, led by Merck & Co. Inc., whose weak performance detracted most for the period.

Chevron Corp. rose over 25% and was one of our largest positions during the period. Profits delivered were ahead of expectations as production expanded.

Intel Corp. was another large portfolio position that climbed over 20% during the period. Earnings expanded and investor concerns over weak sales to the PC market turned out to be excessive.

VF Corp, an apparel maker, rose over 60% during the fiscal year. Although this stock was sold too early to benefit from the entire rally, it still was one of the leading performers. Consumers continued to appreciate the price/value proposition of their leading brands like North Face®.

The bond portion of the fund was modestly short duration (a measure of a security’s price sensitivity to changes in interest rates) compared to the benchmark during this period of generally declining rates which negatively affected performance. However, sector allocations aided performance. The fund allocated only approximately half the index allocation to banks which massively underperformed during the year. The fund was significantly overweight in Utilities and Industrials, sectors which provided positive excess return during the period. Additionally, the fund’s average coupon was 1.0% higher than the market, thereby generating significant income relative to the market.

FUND CHANGES

For the stock portion of the fund, portfolio shifts during the year included reducing our weight in Consumer Staples and Health Care, including eliminating Baxter International Inc. and Walgreen Co. Baxter was sold due to a fuller valuation without an improvement in fundamentals. We judged the valuation of Walgreen to be too high and are concerned that growth expectations will not be met. We increased our weights in the Financial and Industrial sectors. We invested in stocks that have strong balance sheets, solid dividend yields and growth prospects, including Emerson Electric Co. and United Parcel Service, Inc. (UPS). These stocks not only offer above average dividend yield, but the large majority also increased their dividend during the year.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]
	% Return Without Sales Charge		% Return After Sales Charge[6]
	1 Year	Since 10/31/09 Inception	1 Year	Since 10/31/09 Inception
Class A Shares[3]	5.22	6.12	(0.83)	3.02
Class Y Shares[7]	5.51	6.37	—	—
S&P 500 Index	8.09	12.22	NA	NA
CBOE BuyWrite Monthly Index	4.57	7.34	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The investment environment for the MEMBERS Equity Income Fund has transitioned through a number of phases over the past twelve months. The first phase was the continuation of the strong bull market which began in March of 2009. Following a relatively minor correction in early 2010, U.S. stocks surged through early 2011. During this phase, the fund participated in the market upside but lagged the S&P 500 Index as one would expect of a covered call strategy. With stocks climbing very strongly,

18

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Equity Income Fund (concluded)

a number of the fund’s holdings were “called away” generating higher cash levels. Given the strength and duration of the rally, the fund was opportunistically and conservatively reinvesting the cash. The equity markets moved into a somewhat more volatile phase between February and July as geo-political issues in North Africa and the Japanese earthquake tragedy weighed on investor’s minds. This choppier environment provided opportunity for the fund to more aggressively reinvest the larger cash levels. The final phase, August through October, has primarily focused on the European crisis and its potential to negatively impact global economic growth. During this phase, stocks fell sharply through the end of September but rallied in October and the fund performed very well as more opportunities were presented to reduce cash levels and the higher market volatility lead to very attractive option premiums being realized through call option writing.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
	Fund	S&P 500 Index
Consumer Discretionary	7%	11%
Consumer Staples	—	11%
Energy	17%	12%
Financials	14%	14%
Health Care	13%	11%
Industrials	4%	11%
Information Technology	14%	20%
Materials	3%	3%
Telecommunication Services	—	3%
Utilities	—	4%
Exchange-Traded Fund	3%	—
Cash and Other Net Assets	25%	—

PERFORMANCE DISCUSSION

Although the fund’s performance has lagged the S&P 500 on a one-year basis, much of the underperformance occurred during the market rally phase early in the period due primarily to the presence of the covered call overlay and higher than normal cash levels. The fund did outperform the CBOE BuyWrite

Index (BXM) which is the passive benchmark for a covered call strategy. For the full twelve-month period ended October 31, 2011, the fund delivered a 5.22% return, (Class A shares at net asset value), compared with a 8.09% return on the S&P 500 and a 4.57% return on the CBOE BuyWrite Index (BXM). On a calendar year-to-date basis (1/1/11-10/31/11) with a return of 2.40% on the fund, the S&P 500 Index returning 1.30% and the CBOE BuyWrite Index returning 0.15%, the fund outperformed both indices.

The performance of the fund’s individual holdings was led by Technology holdings Google Inc., EMC Corp./Massachusetts, EBAY Inc. and QUALCOMM Inc. Strong performance from financial stocks including Intercontinental Exchange and American Express Co. offset weakness in banking and investment holdings such as Morgan Stanley and Wells Fargo & Co. Many of the fund’s energy holdings lagged during the market downturn as oil prices fell sharply but rebounded very well in the October 2011 rally. Finally, strength in United HealthCare and biotechnology companies Gilead Sciences Inc. and Celgene Corp. offset weakness in medical device oriented companies such as Stryker Corp. and St. Jude Medical.

FUND CHANGES

Following the strong October rebound, the fund has taken a more conservative approach given the still high levels of global uncertainty. The percentage of call options written against portfolio holdings has increased and the fund is well positioned for the current environment. The fund has delivered on its distribution goals and is well positioned to continue to payout a relatively high level of income.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	10.27	7.13	(2.75)	2.40	—	3.89	5.02	(3.89)	1.80
Class B Shares[4]	9.52	6.34	(3.45)	1.65	—	5.02	5.29	(3.83)	1.65
Class Y Shares[7]	10.53	7.39	—	—	(0.56)	—	—	—	—
Russell 1000® Value Index	6.16	8.78	(2.05)	4.57	(0.21)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

20

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Large Cap Value Fund (concluded)

INVESTING ENVIRONMENT

While stocks (as measured by the S&P 500) rose 8.09% during the fiscal year ended October 31, 2011, large-cap value stocks lagged the overall market. The fiscal year can be split into two portions. During the first six months through April 2011, the broad market sprinted higher by over 17%. The market then reversed course and fell by nearly 8% during the final six months of the fiscal year. The fund kept up with the surging benchmark during the first six months of the fiscal year, and managed to drop by much less than the benchmark during the last six months of the fiscal year. This is an ideal pattern of returns for the fund; to participate in a rising market and protect its gains in a declining market.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11

	Fund	Russell 1000® Value Index
Consumer Discretionary	6%	9%
Consumer Staples	11%	8%
Energy	14%	13%
Financials	22%	25%
Health Care	14%	11%
Industrials	10%	9%
Information Technology	11%	9%
Materials	3%	3%
Telecommunication Services	3%	5%
Utilities	4%	8%
Cash and Other Net Assets	2%	—

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Large Cap Value Fund returned 10.27% (Class A shares at net asset value) while the Russell 1000® Value Index returned 6.16%. The fund outperformed its benchmark for the period primarily because of excellent stock selection, especially in the Financial sector.

Financial stocks contributed the majority of the fund’s positive performance during the year. Conservative selections fared well compared to more leveraged financial stocks that are held in the benchmark. Overall, the fund’s stock selection was strong during the year ended October 31, 2011. In addition, the fund’s overweight and underweight positions across sectors were also a positive contributor to performance.

Marathon Oil Corp. was a strong contributor to performance. The stock rose steeply as the firm restructured and split into two businesses, both of which we sold after the gains.

International Business Machines Corp. (IBM) rose over 25% as earnings continued to grow through tumultuous economic times. The firm’s earnings outlook improved during the last year, as revenues were modestly above expectations and management efficiently converted these revenues into profits.

TJX Cos. Inc. is a discount retailer that grew earnings more rapidly than expected over the last year and the stock responded by rising over 25%. Management execution continues to be crisp and the popularity of the firm’s impressive price/value proposition is recognized by consumers.

FUND CHANGES

The number of stocks in the portfolio rose from 49 to 53 as we found new stocks to buy during the summer correction. We reduced weight in Consumer Staples as we sold out of Walgreen Co. due to higher valuation and concerns over future growth not materializing. We increased weight in the Consumer Discretionary sector; although, we are still underweight versus the benchmark. We added TJX, as well as Target Corp. and Time Warner Inc.

21

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a “growth” approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	5.39	13.29	1.83	2.40	—	(0.69)	11.06	0.63	1.80
Class B Shares[4]	4.65	12.43	1.07	1.65	—	0.15	11.50	0.69	1.65
Class Y Shares[7]	5.63	13.56	—	—	3.31	—	—	—	—
Russell 1000® Growth Index	9.92	15.62	3.04	3.56	4.26	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve months ended October 31, 2011 presented an engaging but challenging environment. The world was in flux, and the U.S. economy stalled, raising fears of further contraction. While the market rose during the first two quarters and fell during the last two, there was much movement in between. For example, Energy was one of the top performing sectors for the year, gaining over 25% in the first quarter alone, but then declining over 10% during the fourth quarter.

22

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Large Cap Growth Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
	Fund	Russell 1000® Growth Index
Consumer Discretionary	13%	14%
Consumer Staples	6%	12%
Energy	10%	11%
Financials	6%	4%
Health Care	9%	11%
Industrials	9%	12%
Information Technology†	38%	29%
Materials	4%	5%
Telecommunication Services	—	1%
Utilities	—	1%
Cash and Other Net Assets	5%	—

†Information Technology includes securities in the following industries: Communications Equipment; Computers & Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

PERFORMANCE DISCUSSION

The MEMBERS Large Cap Growth Fund had a 5.39% gain (Class A shares at net asset value), while the Russell 1000® Growth Index returned 9.92% for the twelve-month period ended October 31, 2011. The fund’s relative underperformance was primarily due to lagging the benchmark during the aggressive up market (10/1/10-4/30/11) with a gain of 12.63% versus the benchmark return of 16.96%.

Performance was hurt by several of our more aggressive growth companies, whose stocks sharply declined as the market shifted from bull to bear. Cree Inc., First Solar Inc., Renren Inc., and Acme Packet Inc. were each down over 30%. We still believe most of these have bright futures.

The fund’s holdings in Financials helped offset the above losses. We consciously sought to avoid credit risk such as that embedded in large money center banks. IntercontinentalExchange Inc., a facilitator of risk control, was up about 13% for the year. It is a top ten holding of the fund.

The fund’s holdings in Materials were also additive, especially Ecolab, Inc., which gained about 10% for the period. Ecolab provides cleaning, sanitizing, food safety and infection control products and services globally. The broad diversification of its customer base was a key factor for performance given the economic uncertainty.

FUND CHANGES

We recently added Sandisk Corp., a semi conductor company which provides NAND memory to tablet makers and smartphones.

We now have positions in Cerner Corp. and Allscripts Healthcare Solutions Inc., two healthcare information technology companies which increase productivity in the Health Care ecosystem.

23

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Mid Cap Fund invests generally in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]

		% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	10.92	17.29	1.18	4.53	—	4.60	15.00	(0.01)	3.91
Class B Shares[4]	10.02	16.40	0.39	3.73	—	5.52	15.53	(0.01)	3.73
Class Y Shares[7]	11.31	17.63	—	—	2.71	—	—	—	—
Russell Midcap® Index	7.85	17.82	2.26	8.35	3.26	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

During the twelve-months ended October 31, 2011, mid cap stocks had a period of solid performance despite elevated volatility in the markets. The second round of quantitative easing by the Fed coincided with a rally through the first half of 2011 before worries about the global economy resulted in a sharp correction during the summer. Stock prices quickly recovered during October, however, which registered one of the strongest monthly gains in stock market history. The strongest sectors were Consumer Discretionary, Consumer Staples, Energy and Utilities while the weakest returns

24

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Mid Cap Fund (concluded)

were in the Telecommunications, Financial, and Information Technology sectors.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
	Fund	Russell Midcap® Index
Consumer Discretionary	19%	16%
Consumer Staples	4%	6%
Energy	7%	9%
Financials†	26%	19%
Health Care	9%	10%
Industrials	13%	12%
Information Technology	10%	13%
Materials	7%	7%
Telecommunication) Services	—	1%
Utilities	—	7%
Cash and Other Net Assets	5%	—

†Financials includes securities in the following industries: Capital Markets, Commercial Banks, Diversified Financial Services, Insurance and Real Estate Management & Development.

PERFORMANCE DISCUSSION

The MEMBERS Mid Cap Fund gained 10.92% (Class A shares at net asset value), while the Russell Midcap Index returned 7.85%. We believe our focus on firms with sustainable competitive advantages, modest financial leverage and stable earnings histories will result in long-term outperformance.

Relative to the benchmark, the fund’s holdings in Financials contributed nicely to performance. Insurance stocks W.R.

Berkley Corp., Arch Capital Group Ltd., and Markel Corp. were top performers in the sector. The Industrial sector also generated strong performance from used car auctioneer Copart Inc. and global rail industry equipment provider Wabtec Corp/DE.

Relative weakness compared to the benchmark occurred in the Energy and Consumer Discretionary sectors. Within Energy, oil and natural gas exploration and production company EOG Resources Inc. detracted from performance. Leading office supply retailer Staples Inc. negatively impacted results in Consumer Discretionary.

FUND CHANGES

We increased exposure to the Consumer Discretionary sector during the period by purchasing off-price retailer TJX Companies Inc. TJX offers brand name merchandise at prices 20-60% lower than its competitors and is well positioned to benefit from the current environment where consumers want to get high quality merchandise at discounted prices. We also purchased Discovery Communications Inc., a global nonfiction media company with leading cable networks. Discovery has a strong international platform and should benefit from a secular trend of increasing pay TV penetration globally. We maintain an overweight position in Consumer Discretionary as we believe our holdings are strong franchises with good pricing power.

Our exposure to the Health Care and Telecommunications sectors were reduced during the period. We sold medical products manufacturer C.R. Bard Inc., clinical research organization Covance Inc. and animal diagnostic test provider Idexx Laboratories Inc. after periods of outperformance. Within Telecommunications, we sold tower operator Crown Castle International Corp. which also contributed to results. We remain overweight the Health Care sector but are now underweight the Telecommunications sector.

25

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]
	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	9.12	14.24	2.21	—	2.81	12.03	0.97
Class B Shares[4]	8.20	13.49	1.55	—	3.70	12.57	1.15
Class Y Shares[7]	9.29	14.47	—	2.86	—	—	—
Russell 2000® Index	6.71	12.87	0.09	0.38	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Small cap securities were volatile during the twelve-month period ended October 31, 2011. A strong market rally in October helped overcome the upheaval in global asset markets during the later months of the period when prices for most risk assets fell sharply as investors transitioned from excitement over economic strength and the recovery in corporate earnings to apprehension over the risks to global growth. The primary catalysts behind the weakness were the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. Earlier in the period U.S. equities saw gains as strong corporate earnings

26

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Small Cap Fund (concluded)

and generally positive economic data were sufficient to offset civil unrest in the Middle East and North Africa, surging commodity costs, and natural disasters in Japan and Australia. Over the twelve-month period, growth stocks outperformed value stocks, as measured by the Russell 2000® Growth Index which returned 9.8% and the Russell 2000® Value Index which returned 3.5%. Small cap stocks trailed their larger peers, as measured by the 6.7% return of the Russell 2000® Index and the 8.1% return of the S&P 500 Index, respectively. Performance was positive across industries, with all sectors of the benchmark posting gains for the period. Consumer Staples, Energy, and Utilities led the market higher while Materials, Financials, and Telecommunications Services rose modestly.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
	Fund	Russell 2000® Index
Consumer Discretionary	16%	13%
Consumer Staples	2%	4%
Energy	4%	7%
Financials	24%	22%
Health Care	8%	12%
Industrials	24%	15%
Information Technology	8%	17%
Materials	6%	5%
Telecommunication Services	—	1%
Utilities	5%	4%
Cash and Other Net Assets	3%	—

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Small Cap Fund returned 9.12% (Class A shares at net asset value) while the benchmark, Russell 2000® Index returned 6.71%. The fund’s outperformance for the period, relative to the Russell 2000® Index, was due to strong security selection.

The fund benefited from strong security selection among Industrials and Consumer Discretionary holdings. Positive results in the Industrials sector were driven by investments in Kirby Corp., an inland barge operator, and Mueller Industries Inc., a manufacturer of copper, brass, plastic, and aluminum products.

In Consumer Discretionary, Arbitron Inc., a radio ratings firm, was a leading contributor to relative performance. Other standout performers included Carlisle Cos. Inc. (Industrials), Maximus Inc. (Information Technology), and Deltic Timber Corp. (Materials).

Among the largest sources of relative weakness were Energy and Health Care holdings. Relative performance suffered in Energy due to positions in Penn Virginia Corp., an oil and gas exploration and production company, and Scorpio Tankers Inc., a transportation firm focused on seaborne shipments of refined petroleum products. Exposure to contract research organization ICON PLC in the Health Care sector also detracted. Other sources of relative weakness included Assured Guaranty, Ltd. and Platinum Underwriters Holdings, Ltd. (Financials), and Zep Inc. (Materials).

Relative performance was negatively impacted by relative sector exposures, a residual of our bottom-up stock selection process. A frictional cash position in a rising market and a below-benchmark weight in the Consumer Staples sector detracted from relative results.

FUND CHANGES

The Small Cap Value investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on our two- to three-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

Based on individual stock decisions, exposure to Industrials increased and exposure to Consumer Staples fell. Industrials exposure increased as we added to a new position in G&K Services Inc., a provider of branded uniform and facility services programs, and increased our stake in diversified manufacturing company ESCO Technologies Inc. In Consumer Staples, we eliminated positions in nutritional products company Herbalife Ltd. and snack food maker Snyders-Lance Inc.

27

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2011[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	(3.00)	9.10	(1.28)	7.62	—	(8.61)	6.96	(2.45)	6.98
Class B Shares[4]	(3.77)	8.30	(2.03)	6.81	—	(8.07)	7.29	(2.31)	6.81
Class Y Shares[7]	(2.85)	9.38	—	—	0.38	—	—	—	—
MSCI EAFE Index	(3.64)	10.42	(1.95)	6.19	(0.39)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Over the past twelve months international equity markets were volatile, generally finishing with negative returns. Many events during the period led to intervals of both investor confidence and fear. Positive developments included strong corporate earnings, low interest rates, and abundant liquidity provisions through various central banks’ quantitative easing efforts. Among the negative developments were the deepening of the sovereign debt crisis in Europe, armed uprisings in the Middle East and Northern Africa, and the earthquake, tsunami, and nuclear crises in Japan. For the twelve-month period ended October 31, 2011, sector leadership

28

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

International Stock Fund (concluded)

was in the traditionally defensive sectors of Consumer Staples, Health Care, and Telecommunication Services. Cyclical sectors, such as Materials, Industrials, and Consumer Discretionary underperformed, as did Financial stocks. Additionally, emerging market stocks lagged those in developed markets over the period.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS As of 10/31/11
Africa	1%
Europe (excluding United Kingdom)	36%
Japan	17%
Latin America	3%
Pacific Basin	7%
United Kingdom	29%
Other Countries	5%
Cash and Other Net Assets	2%

PERFORMANCE DISCUSSION

The MEMBERS International Stock Fund returned -3.00% (Class A shares at net asset value), outperforming the MSCI EAFE Index return of -3.64% over the last twelve- month period ended October 31, 2011. Strong stock selection was the primary contributor to the relative returns. This was primarily driven by the Financials sector, where positions in Daito Trust Construction Co. Ltd., and insurance companies AIA Group Ltd. and Prudential PLC, performed well. Daito Trust Construction performed well despite the aforementioned crises in Japan, as the company has limited negative exposure to the affected areas and has continued to execute its business strategy well. In addition, it has benefited from post-

earthquake reconstruction efforts. AIA and Prudential performed well due to strong demand for their services in Asia.

Stock selection in the Telecom Services sector was also a strong contributor to relative returns, led by positions in Telstra Corp. Ltd. Telstra has been performing well as the company continues to successfully implement its fiber-optic infrastructure.

Conversely, stock selection in the Industrials sector detracted from relative returns over the last twelve months, as positions in Italian company Atlantia SpA declined amid concerns over regulatory uncertainty and macroeconomic questions surrounding Italy.

Stock selection in the banks industry also hurt performance. Positions in BNP Paribas SA, Lloyds Banking Group PLC, and Swedbank AB were the major drivers, as these were variously impacted by the continued uncertainty in Europe stemming from the sovereign debt crisis. Additionally, exposure to emerging markets hurt performance, as these markets lagged developed markets over the period.

FUND CHANGES

During the last twelve months, as a result of bottom-up stock selection, we reduced the fund’s overweight exposure to the Energy sector to a slight underweight. We increased the fund’s underweight exposure to the Financials sector. Also during the period, we reduced the underweight exposures to the Materials and Telecom Services sectors.

29

MEMBERS Mutual Funds  |  October 31, 2011

Notes to Management’s Discussion of Fund Performance

NA Not Applicable. Index returns do not reflect sales charges, fees or expenses.

[1]	This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
[2]

Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[3]

Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Bond and High Income Fund class A shares.

[4]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
[5]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
[6]	Assumes maximum applicable sales charge.
[7]

Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.

30

MEMBERS Mutual Funds  |  Notes to Management’s Discussion of Fund Performance  |  October 31, 2011

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000® Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000® Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000® Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Hybrid Fund Indexes

The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes’ descriptions below.

Market Indexes

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below.)

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

31

MEMBERS Mutual Funds  |  October 31, 2011

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%

Bond Funds - 63.2%
Franklin Floating Rate Daily Access Fund Advisor Class	300,236	$2,669,101
Madison Mosaic Institutional Bond Fund (A)	379,553	4,228,223
MEMBERS Bond Fund Class Y (A)	798,349	8,446,533
MEMBERS High Income Fund Class Y (A)	601,148	4,159,946
PIMCO Investment Grade Corporate Bond Fund
Institutional Class	570,097	6,100,038
PIMCO Total Return Fund Institutional Class	513,236	5,599,401

		31,203,242
Foreign Bond Funds - 5.5%
Templeton Global Bond Fund Advisor Class	205,409	2,717,557

Foreign Stock Funds - 8.4%
IVA Worldwide Fund	188,646	3,152,269
MEMBERS International Stock Fund Class Y (A)	99,855	1,010,529

		4,162,798

	Shares	Value (Note 2)
Money Market Funds - 3.3%
State Street Institutional U.S. Government Money Market Fund	1,598,876	$1,598,876

Stock Funds - 19.4%
Calamos Growth and Income Fund Class I	34,759	1,091,767
Madison Mosaic Disciplined Equity Fund (A)	211,655	2,688,024
MEMBERS Equity Income Fund Class Y (A)	182,281	1,788,173
MEMBERS Large Cap Growth Fund Class Y (A)	88,132	1,419,800
MEMBERS Large Cap Value Fund Class Y (A)	206,138	2,564,354

		9,552,118

TOTAL INVESTMENTS - 99.8% ( Cost $47,235,565** )		49,234,591
NET OTHER ASSETS AND LIABILITIES - 0.2%		107,507

TOTAL NET ASSETS - 100.0%		$49,342,098

**	Aggregate cost for Federal tax purposes was $48,309,983.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

32

MEMBERS Mutual Funds  |  October 31, 2011

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%

Bond Funds - 39.5%
Franklin Floating Rate Daily Access Fund Advisor Class	527,751	$4,691,710
Madison Mosaic Institutional Bond Fund (A)	511,896	5,702,521
MEMBERS Bond Fund Class Y (A)	1,163,114	12,305,749
MEMBERS High Income Fund Class Y (A)	1,390,001	9,618,806
PIMCO Investment Grade Corporate Bond Fund
Institutional Class	642,385	6,873,518
PIMCO Total Return Fund Institutional Class	574,356	6,266,227

		45,458,531
Foreign Bond Funds - 4.3%
Templeton Global Bond Fund Advisor Class	372,498	4,928,145

Foreign Stock Funds - 12.2%
IVA Worldwide Fund Class I	445,331	7,441,473
Matthews Asian Growth and Income Fund
Institutional Shares	34,837	575,515
MEMBERS International Stock Fund Class Y (A)	595,442	6,025,876

		14,042,864

	Shares	Value (Note 2)
Money Market Funds - 3.0%
State Street Institutional U.S. Government Money Market Fund	3,494,061	$3,494,061

Stock Funds - 41.0%
Calamos Growth and Income Fund Class I	36,460	1,145,218
Madison Mosaic Disciplined Equity Fund (A)	770,509	9,785,459
MEMBERS Equity Income Fund Class Y (A)	359,282	3,524,557
MEMBERS Large Cap Growth Fund Class Y (A)	529,369	8,528,130
MEMBERS Large Cap Value Fund Class Y (A)	779,150	9,692,627
MEMBERS Mid Cap Fund Class Y (A) *	410,200	2,744,238
MEMBERS Small Cap Fund Class Y (A)	230,416	2,481,582
T Rowe Price New Era Fund	13,586	633,369
Yacktman Fund/The	501,770	8,740,829

		47,276,009

TOTAL INVESTMENTS -100.0% ( Cost $108,759,345**)		115,199,610
NET OTHER ASSETS AND LIABILITIES - 0.0%		(11,404)

TOTAL NET ASSETS - 100.0%		$115,188,206

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $111,744,992.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

33

MEMBERS Mutual Funds  |  October 31, 2011

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.2%

Bond Funds - 11.4%
MEMBERS High Income Fund Class Y (A)	422,809	$2,925,838
PIMCO Investment Grade Corporate Bond Fund Institutional Class	164,484	1,759,978

		4,685,816
Foreign Bond Funds - 2.5%
Templeton Global Bond Fund Advisor Class	77,932	1,031,046

Foreign Stock Funds - 19.5%
IVA Worldwide Fund Class I	294,248	4,916,884
Matthews Asian Growth and Income Fund Institutional Shares	35,327	583,595
MEMBERS International Stock Fund Class Y (A)	244,736	2,476,732

		7,977,211
Money Market Funds - 2.2%
State Street Institutional U.S. Government Money Market Fund	881,601	881,601

	Shares	Value (Note 2)
Stock Funds - 64.6%
Calamos Growth and Income Fund Class I	29,584	$929,222
Hussman Strategic Growth Fund	202,121	2,548,750
Madison Mosaic Disciplined Equity Fund (A)	421,199	5,349,232
MEMBERS Equity Income Fund Class Y (A)	62,364	611,793
MEMBERS Large Cap Growth Fund Class Y (A)	234,112	3,771,539
MEMBERS Large Cap Value Fund Class Y (A)	386,531	4,808,448
MEMBERS Mid Cap Fund Class Y (A) *	256,739	1,717,584
MEMBERS Small Cap Fund Class Y (A)	112,880	1,215,718
T Rowe Price New Era Fund	13,943	650,015
Yacktman Fund/The	280,405	4,884,659

		26,486,960
TOTAL INVESTMENTS - 100.2% ( Cost $37,995,133** )		41,062,634
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(69,689)

TOTAL NET ASSETS - 100.0%		$40,992,945

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $39,193,051.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

34

MEMBERS Mutual Funds  |  October 31, 2011

Cash Reserves Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 94.4%

Fannie Mae (A) - 29.3%
0.04%, 11/2/11	$275,000	$275,000
0.04%, 11/16/11	150,000	149,997
0.03%, 12/7/11	300,000	299,991
0.03%, 12/14/11	150,000	149,994
0.03%, 12/19/11	800,000	799,968
0.02%, 12/28/11	100,000	99,997
0.028%, 1/3/12	1,600,000	1,599,923
0.04%, 1/11/12	700,000	699,945

		4,074,815
Federal Home Loan Bank (A) - 24.8%
0.072%, 11/4/11	650,000	649,996
0.06%, 11/16/11	450,000	449,989
0.026%, 11/25/11	450,000	449,992
0.04%, 11/28/11	450,000	449,986
0.03%, 12/2/11	250,000	249,994
0.02%, 12/21/11	600,000	599,983
0.022%, 12/23/11	400,000	399,987
0.035%, 12/30/11	200,000	199,989

		3,449,916
Freddie Mac (A) - 33.1%
0.06%, 11/7/11	300,000	299,997
0.03%, 11/14/11	100,000	99,999
0.01%, 11/22/11	882,000	881,995
0.04%, 12/1/11	100,000	99,997
0.035%, 12/5/11	650,000	649,979
0.025%, 12/12/11	416,000	415,988

	Par Value	Value (Note 2)
0.04%, 12/13/11	$100,000	$99,995
0.04%, 12/15/11	550,000	549,973
0.04%, 12/20/11	300,000	299,984
0.025%, 12/27/11	350,000	349,986
0.028%, 1/3/12	250,000	249,988
0.03%, 1/9/12	600,000	599,965

		4,597,846
U.S. Treasury Bill (A) - 7.2%
0.000%, 11/10/11	1,000,000	$1,000,000

Total U.S. Government and Agency Obligations ( Cost $13,122,577 )		13,122,577

	Shares
INVESTMENT COMPANIES - 4.4%
State Street Institutional U.S. Government Money Market Fund	611,856	611,856

Total Investment Companies ( Cost $611,856 )		611,856

TOTAL INVESTMENTS - 98.8% ( Cost $13,734,433** )		13,734,433
NET OTHER ASSETS AND LIABILITIES - 1.2%		164,429

TOTAL NET ASSETS - 100.0%		$13,898,862

**	Aggregate cost for Federal tax purposes was $13,734,433.
(A)	Rate noted below represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

35

MEMBERS Mutual Funds  |  October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$64,040	$64,919
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	670,000	699,219
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	1,500,000	1,490,575

Total Asset Backed Securities (Cost $2,229,074)		2,254,713

CORPORATE NOTES AND BONDS - 18.2%

Consumer Discretionary - 2.7%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	750,000	1,036,258
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.125%, 2/15/16	1,000,000	1,025,214
DR Horton Inc., 5.25%, 2/15/15	215,000	213,925
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	575,000	637,248
McDonald’s Corp., 5%, 2/1/19	1,000,000	1,160,290
Time Warner Cable Inc., 8.25%, 2/14/14	1,000,000	1,141,093

		5,214,028

Consumer Staples - 2.6%
Campbell Soup Co., 4.5%, 2/15/19	1,000,000	1,095,731
PepsiCo Inc., 4.65%, 2/15/13	215,000	225,994
PepsiCo Inc., 7.9%, 11/1/18	1,000,000	1,335,065
Walgreen Co., 5.25%, 1/15/19	1,000,000	1,171,154
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	1,240,000	1,264,750

		5,092,694

Energy - 0.9%
Hess Corp., 7.875%, 10/1/29	240,000	326,541
Transocean Inc. (E), 6%, 3/15/18	850,000	903,654
Valero Energy Corp., 7.5%, 4/15/32	450,000	548,239

		1,778,434

Financials - 2.5%
Caterpillar Financial Services Corp., 7.05%, 10/1/18	1,250,000	1,583,918
Goldman Sachs Group Inc./The, 5.7%, 9/1/12	750,000	772,891
HCP Inc., 6.7%, 1/30/18	490,000	530,732
Lehman Brothers Holdings Inc. (F) *, 5.75%, 1/3/17	520,000	52
Simon Property Group L.P., 5.875%, 3/1/17	270,000	305,672
Swiss Re Solutions Holding Corp., 7%, 2/15/26	290,000	316,208
UBS AG (E), 5.75%, 4/25/18	250,000	264,439
US Bank NA, 6.3%, 2/4/14	500,000	551,931
Wells Fargo & Co., 5.25%, 10/23/12	485,000	503,847

		4,829,690

	Par Value	Value (Note 2)
Health Care - 1.5%
Eli Lilly & Co., 6.57%, 1/1/16	$500,000	$590,561
Genentech Inc., 5.25%, 7/15/35	325,000	368,960
Johnson & Johnson, 2.95%, 9/1/20	1,000,000	1,045,530
Merck & Co. Inc., 5.75%, 11/15/36	500,000	616,563
Wyeth, 6.5%, 2/1/34	230,000	304,325

		2,925,939

Industrials - 2.2%
Boeing Co./The, 8.625%, 11/15/31	240,000	363,965
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	377,621
EI du Pont de Nemours & Co., 5%, 1/15/13	35,000	36,786
General Electric Capital Corp., MTN, 3.35%, 10/17/16	800,000	822,088
Honeywell International Inc., 3.875%, 2/15/14	1,000,000	1,075,526
Lockheed Martin Corp., 7.65%, 5/1/16	270,000	331,864
Norfolk Southern Corp., 5.59%, 5/17/25	359,000	415,161
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	523,841
Waste Management Inc., 7.125%, 12/15/17	235,000	282,820

		4,229,672

Information Technology - 0.8%
Cisco Systems Inc., 5.5%, 2/22/16	400,000	464,062
Hewlett-Packard Co., 6.125%, 3/1/14	1,000,000	1,102,068

		1,566,130

Materials - 0.4%
Westvaco Corp., 8.2%, 1/15/30	325,000	358,291
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	499,621

		857,912

Telecommunication Services - 3.2%
AT&T Inc., 4.85%, 2/15/14	1,500,000	1,629,420
Cellco Partnership / Verizon Wireless Capital LLC, 8.5%, 11/15/18	1,500,000	2,028,108
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	525,000	754,704
Rogers Communications Inc. (E), 6.25%, 6/15/13	455,000	489,901
Verizon Communications Inc., 8.75%, 11/1/18	1,000,000	1,350,958

		6,253,091

Utilities - 1.4%
Interstate Power & Light Co., 6.25%, 7/15/39	535,000	674,285
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	756,621
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	215,000	224,727
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	993,943

		2,649,576
Total Corporate Notes and Bonds (Cost $31,441,862)		35,397,166

See accompanying Notes to Financial Statements.

36

MEMBERS Mutual Funds  |  October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 11.3%

Fannie Mae - 9.9%
4%, 4/1/15 Pool # 255719	$237,536	$244,220
5.5%, 4/1/16 Pool # 745444	188,166	201,606
6%, 5/1/16 Pool # 582558	14,014	15,215
5.5%, 2/1/18 Pool # 673194	193,850	210,507
5%, 5/1/20 Pool # 813965	314,732	341,215
4.5%, 9/1/20 Pool # 835465	345,640	370,450
6%, 5/1/21 Pool # 253847	30,537	33,496
4.5%, 4/1/23 Pool # 974401	905,421	973,384
4.5%, 6/1/23 Pool # 984075	530,170	565,410
7%, 12/1/29 Pool # 762813	23,769	27,115
7%, 11/1/31 Pool # 607515	25,466	29,351
6.5%, 3/1/32 Pool # 631377	197,327	221,981
7%, 4/1/32 Pool # 641518	2,145	2,469
7%, 5/1/32 Pool # 644591	14,507	16,720
6.5%, 6/1/32 Pool # 545691	375,414	422,319
6%, 12/1/32 Pool # 676552	113,277	125,737
5.5%, 4/1/33 Pool # 690206	915,877	999,737
5%, 10/1/33 Pool # 254903	445,541	480,836
5.5%, 11/1/33 Pool # 555880	565,503	617,282
5%, 5/1/34 Pool # 775604	63,324	68,321
5%, 5/1/34 Pool # 780890	207,265	223,619
5%, 6/1/34 Pool # 255230	103,916	112,116
5.5%, 6/1/34 Pool # 780384	800,738	873,930
7%, 7/1/34 Pool # 792636	16,881	19,546
5.5%, 8/1/34 Pool # 793647	145,845	160,521
5.5%, 3/1/35 Pool # 815976	713,196	778,396
5.5%, 7/1/35 Pool # 825283	320,875	350,201
5%, 8/1/35 Pool # 829670	430,609	464,318
5.5%, 8/1/35 Pool # 826872	154,391	168,487
5%, 9/1/35 Pool # 820347	425,101	466,748
5%, 9/1/35 Pool # 835699	380,024	417,254
5%, 10/1/35 Pool # 797669	469,926	514,642
5.5%, 10/1/35 Pool # 836912	347,124	378,799
5%, 11/1/35 Pool # 844504	448,250	490,904
5%, 11/1/35 Pool # 844809	347,196	374,375
5%, 12/1/35 Pool # 850561	357,918	385,936
6%, 7/1/36 Pool # 870749	345,158	380,455
6%, 11/1/36 Pool # 902510	460,929	515,376
5.5%, 2/1/37 Pool # 905140	405,963	446,813
5.5%, 5/1/37 Pool # 899323	292,920	319,511
5.5%, 5/1/37 Pool # 928292	615,610	677,555
6%, 10/1/37 Pool # 947563	479,559	536,206
6.5%, 12/1/37 Pool # 889072	742,246	822,922
5%, 4/1/38 Pool # 257160	905,178	975,047
5.5%, 7/1/38 Pool # 986805	304,287	330,485
5.5%, 7/1/38 Pool # 986973	549,868	601,985
5%, 8/1/38 Pool # 988934	704,968	761,916
6.5%, 8/1/38 Pool # 987711	646,506	715,967

		19,231,401

	Par Value	Value (Note 2)
Freddie Mac - 1.4%
5%, 5/1/18 Pool # E96322	$183,744	$198,068
8%, 6/1/30 Pool # C01005	3,287	3,896
7%, 3/1/31 Pool # C48133	7,896	9,113
6.5%, 1/1/32 Pool # C62333	55,087	62,301
5%, 7/1/33 Pool # A11325	1,051,282	1,131,340
6%, 10/1/34 Pool # A28439	97,228	107,241
6%, 10/1/34 Pool # A28598	55,166	60,848
5%, 4/1/35 Pool # A32315	118,089	128,935
5%, 4/1/35 Pool # A32316	113,438	124,097
5.5%, 11/1/37 Pool # A68787	876,304	964,636

		2,790,475
Ginnie Mae - 0.0%
8%, 10/20/15 Pool # 2995	10,914	11,904
6.5%, 2/20/29 Pool # 2714	31,137	35,506
6.5%, 4/20/31 Pool # 3068	16,189	18,461

		65,871
Total Mortgage Backed Securities (Cost $20,170,638)		22,087,747

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 61.3%

Fannie Mae - 0.6%
4.625%, 10/15/14	1,095,000	1,222,220
Federal Farm Credit Bank - 0.3%
5.875%, 10/3/16	500,000	605,329
Freddie Mac - 1.6%
4.875%, 11/15/13	2,500,000	2,727,242
4.500%, 1/15/14	400,000	435,038

		3,162,280
U.S. Treasury Bonds - 5.8%
6.625%, 2/15/27	2,905,000	4,314,831
4.500%, 5/15/38	5,500,000	6,849,216

		11,164,047
U.S. Treasury Notes - 53.0%
1.750%, 11/15/11	5,000,000	5,002,930
1.125%, 12/15/11	4,000,000	4,005,156
1.375%, 2/15/12	4,975,000	4,993,850
4.500%, 3/31/12	1,200,000	1,221,890
1.375%, 5/15/12	688,000	692,703
3.125%, 8/31/13	7,425,000	7,813,075
4.000%, 2/15/14	8,850,000	9,591,878
4.250%, 8/15/14	8,360,000	9,254,127
2.375%, 9/30/14	2,000,000	2,113,594

See accompanying Notes to Financial Statements.

37

MEMBERS Mutual Funds  |  October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.250%, 1/31/15	$9,000,000	$9,510,471
2.500%, 3/31/15	265,000	282,742
4.250%, 8/15/15	5,500,000	6,242,071
2.750%, 11/30/16	5,000,000	5,423,440
3.125%, 1/31/17	3,800,000	4,193,954
2.375%, 7/31/17	2,200,000	2,337,500
4.250%, 11/15/17	4,300,000	5,035,033
2.750%, 2/15/19	7,700,000	8,270,886
3.625%, 8/15/19	2,750,000	3,122,108
3.375%, 11/15/19	5,000,000	5,585,545
2.625%, 11/15/20	8,100,000	8,496,771

		103,189,724
Total U.S. Government and Agency Obligations (Cost $110,277,075)		119,343,600

	Shares
INVESTMENT COMPANY - 6.1%
State Street Institutional U.S. Government Money Market Fund	11,806,527	11,806,527

Total Investment Company (Cost $11,806,527)		11,806,527

TOTAL INVESTMENTS - 98.1% (Cost $175,925,176**)		190,889,753
NET OTHER ASSETS AND LIABILITIES - 1.9%		3,688,145

TOTAL NET ASSETS - 100.0%		$194,577,898

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $175,931,238.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2011.
(C)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(D)	Illiquid security. (See Note 2.)
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.9% of total net assets.
(F)	In default. Issuer is bankrupt.

See accompanying Notes to Financial Statements.

38

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 93.4%

Consumer Discretionary - 30.0%

Auto Components - 1.5%
American Axle & Manufacturing Inc., 7.875%, 3/1/17	$750,000	$759,375
Lear Corp., 8.125%, 3/15/20	500,000	547,500
Tenneco Inc., 8.125%, 11/15/15	350,000	362,250

		1,669,125
Automobiles - 1.2%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	750,000	795,937
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	500,000	532,788

		1,328,725
Consumer Finance - 0.2%
Ally Financial Inc., 7.5%, 9/15/20	200,000	202,000

Diversified Consumer Services - 0.2%
Education Management LLC / Education
Management Finance Corp., 8.75%, 6/1/14	250,000	247,500

Hotels, Restaurants & Leisure - 3.4%
Boyd Gaming Corp., 7.125%, 2/1/16	300,000	268,500
Felcor Lodging L.P. (A), 6.75%, 6/1/19	750,000	691,875
Isle of Capri Casinos Inc., 7%, 3/1/14	1,000,000	960,000
Pinnacle Entertainment Inc., 8.625%, 8/1/17	800,000	854,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	202,000
Scientific Games International Inc. (A), 7.875%, 6/15/16	500,000	508,750
Scientific Games International Inc., 9.25%, 6/15/19	250,000	263,125

		3,748,250
Household Durables - 2.1%
Griffon Corp., 7.125%, 4/1/18	1,000,000	952,500
Jarden Corp., 8%, 5/1/16	500,000	544,375
Jarden Corp., 7.5%, 5/1/17	250,000	267,500
Spectrum Brands Holdings Inc., 9.5%, 6/15/18	500,000	555,000

		2,319,375
Internet & Catalog Retail - 0.8%
QVC Inc. (A), 7.5%, 10/1/19	750,000	815,625

Media - 15.7%
Allbritton Communications Co., 8%, 5/15/18	500,000	502,500
AMC Networks Inc. (A), 7.75%, 7/15/21	300,000	325,500
Belo Corp., 8%, 11/15/16	500,000	540,000
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	261,250
Cablevision Systems Corp., 8%, 4/15/20	250,000	263,750
CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 4/30/20	1,000,000	1,082,500
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	750,000
Cequel Communications Holdings I LLC and
Cequel Capital Corp. (A), 8.625%, 11/15/17	1,150,000	1,201,750
CSC Holdings LLC, 6.75%, 11/15/21	500,000	500,000

	Par Value	Value (Note 2)
Cumulus Media Inc. (A), 7.75%, 5/1/19	$650,000	$598,000
DISH DBS Corp., 7.875%, 9/1/19	500,000	548,750
DISH DBS Corp., 6.75%, 6/1/21	1,125,000	1,161,562
EH Holding Corp. (A), 6.5%, 6/15/19	250,000	255,625
EH Holding Corp. (A), 7.625%, 6/15/21	750,000	776,250
Gannett Co. Inc., 7.125%, 9/1/18	1,000,000	962,500
Gray Television Inc., 10.5%, 6/29/15	700,000	661,500
Inmarsat Finance PLC (A) (B), 7.375%, 12/1/17	300,000	321,000
Intelsat Jackson Holdings S.A. (B), 11.25%, 6/15/16	300,000	316,500
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	425,000	421,813
Intelsat Luxembourg S.A., PIK (A) (B), 11.5%, 2/4/17	375,000	375,000
Interpublic Group of Cos. Inc./The, 10%, 7/15/17	100,000	114,500
Lamar Media Corp., 6.625%, 8/15/15	250,000	251,250
Lamar Media Corp., Series C, 6.625%, 8/15/15	500,000	502,500
LIN Television Corp., 6.5%, 5/15/13	500,000	500,000
Mediacom Broadband LLC / Mediacom
Broadband Corp., 8.5%, 10/15/15	500,000	515,000
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	450,000	473,625
Nielsen Finance LLC / Nielsen Finance Co., 11.625%, 2/1/14	130,000	149,500
Nielsen Finance LLC / Nielsen Finance Co., 7.75%, 10/15/18	1,000,000	1,102,500
Quebecor Media Inc. (B), 7.75%, 3/15/16	250,000	258,125
Viasat Inc., 8.875%, 9/15/16	500,000	515,000
Videotron Ltee (B), 6.875%, 1/15/14	456,000	459,420
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	538,750

		17,205,920
Specialty Retail - 4.0%
Ltd. Brands Inc., 6.9%, 7/15/17	250,000	266,875
Ltd. Brands Inc., 8.5%, 6/15/19	300,000	349,500
Michaels Stores Inc., 11.375%, 11/1/16	750,000	781,882
Pantry Inc./The, 7.75%, 2/15/14	500,000	498,750
Penske Automotive Group Inc., 7.75%, 12/15/16	1,080,000	1,107,000
Sally Holdings LLC / Sally Capital Inc., 9.25%, 11/15/14	900,000	923,625
Yankee Acquisition Corp., Series B, 8.5%, 2/15/15	500,000	510,000

		4,437,632
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	252,500
Iconix Brand Group Inc. (C), 1.875%, 6/30/12	550,000	546,563
Iconix Brand Group Inc. (A), 2.5%, 6/1/16	150,000	143,250

		942,313

See accompanying Notes to Financial Statements.

39

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Consumer Staples - 5.7%
ACCO Brands Corp., 10.625%, 3/15/15	$250,000	$275,625
ACCO Brands Corp., 7.625%, 8/15/15	500,000	496,250
Blue Merger Sub Inc. (A), 7.625%, 2/15/19	800,000	760,000
Central Garden and Pet Co., 8.25%, 3/1/18	350,000	349,125
Constellation Brands Inc., 7.25%, 5/15/17	400,000	440,000
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	211,000
Ingles Markets Inc., 8.875%, 5/15/17	850,000	911,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 9.25%, 4/1/15	900,000	931,500
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.25%, 9/1/17	500,000	507,500
Sealy Mattress Co., 8.25%, 6/15/14	250,000	249,375
Stater Brothers Holdings, 7.75%, 4/15/15	250,000	258,125
SUPERVALU Inc., 8%, 5/1/16	350,000	367,500
Tops Markets LLC, 10.125%, 10/15/15	500,000	510,000

		6,267,625

Energy - 9.4%
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	495,000
Bill Barrett Corp., 7.625%, 10/1/19	500,000	528,750
Chaparral Energy Inc., 8.875%, 2/1/17	500,000	515,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	508,750
Complete Production Services Inc., 8%, 12/15/16	750,000	780,000
Continental Resources Inc., 8.25%, 10/1/19	250,000	276,250
Ferrellgas L.P. / Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	530,000
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	325,000	319,312
Frac Tech Services LLC / Frac Tech Finance Inc. (A), 7.125%, 11/15/18	500,000	522,500
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	250,000	262,500
Helix Energy Solutions Group Inc. (C), 3.25%, 12/15/25	750,000	733,125
Inergy L.P. / Inergy Finance Corp., 7%, 10/1/18	250,000	251,250
Inergy L.P. / Inergy Finance Corp., 6.875%, 8/1/21	500,000	488,750
Linn Energy LLC / Linn Energy Finance Corp. (A), 6.5%, 5/15/19	750,000	753,750
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	525,000
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.25%, 6/15/22	500,000	512,500
Precision Drilling Corp. (A) (B), 6.5%, 12/15/21	$750,000	$791,250
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	527,500

	Par Value	Value (Note 2)
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.5%, 7/15/21	$750,000	$780,000
Unit Corp., 6.625%, 5/15/21	250,000	241,955

		10,343,142

Financials - 3.1%
CIT Group Inc., 7%, 5/2/16	650,000	648,375
CIT Group Inc., 7%, 5/2/17	750,000	748,125
MPT Operating Partnership L.P. / MPT Finance Corp. (A), 6.875%, 5/1/21	500,000	497,500
Nuveen Investments Inc., 10.5%, 11/15/15	975,000	975,000
Trans Union LLC / TransUnion Financing Corp., 11.375%, 6/15/18	500,000	556,250

		3,425,250

Health Care - 8.5%
AMGH Merger Sub Inc. (A), 9.25%, 11/1/18	500,000	520,000
Biomet Inc., 10%, 10/15/17	500,000	540,000
Biomet Inc., 11.625%, 10/15/17	1,000,000	1,090,000
DaVita Inc., 6.375%, 11/1/18	500,000	505,000
DaVita Inc., 6.625%, 11/1/20	250,000	251,875
Endo Pharmaceuticals Holdings Inc. (A), 7%, 12/15/20	800,000	856,000
Endo Pharmaceuticals Holdings Inc. (A), 7.25%, 1/15/22	750,000	808,125
HCA Inc., 6.5%, 2/15/20	500,000	523,750
HCA Inc., 7.5%, 2/15/22	650,000	663,000
Hologic Inc. (C) (D), 2%, 12/15/37	275,000	258,844
MedAssets Inc. (A), 8%, 11/15/18	500,000	490,000
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	257,500
Mylan Inc/PA (A), 6%, 11/15/18	250,000	262,500
Tenet Healthcare Corp., 8%, 8/1/20	1,000,000	1,032,500
Valeant Pharmaceuticals International (A), 6.75%, 10/1/17	1,000,000	1,000,000
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II Inc., 7.75%, 2/1/19	300,000	297,000

		9,356,094

Industrials - 13.4%
Affinion Group Inc. (E), 11.5%, 10/15/15	750,000	671,250
ARAMARK Corp., 8.5%, 2/1/15	1,300,000	1,348,750
Avis Budget Car Rental LLC / Avis Budget
Finance Inc., 9.625%, 3/15/18	250,000	261,250
Avis Budget Car Rental LLC / Avis Budget
Finance Inc., 8.25%, 1/15/19	500,000	498,750
Bristow Group Inc., 7.5%, 9/15/17	250,000	260,000
FTI Consulting Inc., 7.75%, 10/1/16	350,000	364,875
Geo Group Inc/The, 7.75%, 10/15/17	1,000,000	1,050,000
Gulfmark Offshore Inc. (E), 7.75%, 7/15/14	200,000	196,500
Hertz Corp./The, 8.875%, 1/1/14	23,000	23,230
Hertz Corp./The, 6.75%, 4/15/19	250,000	255,000

See accompanying Notes to Financial Statements.

40

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Industrials (continued)
Hornbeck Offshore Services Inc., Series B, 6.125%, 12/1/14	$500,000	$503,750
Huntington Ingalls Industries Inc. (A), 6.875%, 3/15/18	500,000	503,750
Huntington Ingalls Industries Inc. (A), 7.125%, 3/15/21	100,000	101,250
Iron Mountain Inc., 6.625%, 1/1/16	500,000	500,000
Mac-Gray Corp., 7.625%, 8/15/15	233,000	237,660
Moog Inc., 7.25%, 6/15/18	500,000	520,000
Pinafore LLC / Pinafore Inc. (A), 9.25%, 10/1/18	450,000	490,500
RBS Global Inc. / Rexnord LLC, 8.5%, 5/1/18	300,000	307,500
RR Donnelley & Sons Co., 7.25%, 5/15/18	1,200,000	1,170,000
RSC Equipment Rental Inc. / RSC Holdings III LLC, 9.5%, 12/1/14	811,000	829,247
RSC Equipment Rental Inc. / RSC Holdings III LLC, 8.25%, 2/1/21	150,000	152,250
ServiceMaster Co./The, PIK (A), 10.75%, 7/15/15	750,000	767,813
Terex Corp., 8%, 11/15/17	550,000	540,375
Trinity Industries Inc. (C), 3.875%, 6/1/36	850,000	811,750
United Rentals North America Inc., 10.875%, 6/15/16	250,000	282,500
United Rentals North America Inc., 9.25%, 12/15/19	500,000	562,500
United Rentals North America Inc., 8.375%, 9/15/20	400,000	415,000
West Corp./Old, 11%, 10/15/16	1,000,000	1,060,000

		14,685,450

Information Technology - 4.0%
Advanced Micro Devices Inc. (C), 6%, 5/1/15	77,000	75,460
Advanced Micro Devices Inc., 8.125%, 12/15/17	550,000	566,500
General Cable Corp. (C), 0.875%, 11/15/13	325,000	307,532
Level 3 Financing Inc., 9.25%, 11/1/14	500,000	510,625
Linear Technology Corp., Series A (C), 3%, 5/1/27	225,000	235,406
SanDisk Corp. (C), 1%, 5/15/13	150,000	147,750
Sensata Technologies BV (A) (B), 6.5%, 5/15/19	200,000	200,000
SunGard Data Systems Inc., 10.25%, 8/15/15	800,000	830,000
SunGard Data Systems Inc., 7.375%, 11/15/18	500,000	511,250
Syniverse Holdings Inc., 9.125%, 1/15/19	1,000,000	1,040,000

		4,424,523
Materials - 9.4%
Alpha Natural Resources Inc., 6.25%, 6/1/21	1,250,000	1,234,375
Arch Coal Inc., 7.25%, 10/1/20	1,000,000	1,037,500

	Par Value	Value (Note 2)
Arch Western Finance LLC, 6.75%, 7/1/13	$213,000	$215,130
Calcipar S.A. (A) (B), 6.875%, 5/1/18	500,000	465,000
Crown Americas LLC / Crown Americas Capital Corp. II, 7.625%, 5/15/17	1,000,000	1,085,000
Ferro Corp., 7.875%, 8/15/18	500,000	505,000
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	1,000,000	1,000,000
Graham Packaging Co. L.P. / GPC Capital Corp. I, 9.875%, 10/15/14	250,000	253,438
Graphic Packaging International Inc., 9.5%, 6/15/17	500,000	546,250
Greif Inc., 6.75%, 2/1/17	250,000	262,500
Huntsman International LLC, 5.5%, 6/30/16	500,000	495,000
JMC Steel Group (A), 8.25%, 3/15/18	1,000,000	990,000
Lyondell Chemical Co., 8%, 11/1/17	403,000	453,375
Reynolds Group Holdings Ltd. (A), 8.25%, 2/15/21	500,000	458,750
Reynolds Group Issuer Inc. / Reynolds Group
Issuer LLC (A), 8.75%, 5/15/18	250,000	241,875
Reynolds Group Issuer Inc. / Reynolds Group
Issuer LLC (A), 9%, 4/15/19	250,000	241,250
Rock-Tenn Co., 9.25%, 3/15/16	250,000	265,625
Sealed Air Corp. (A), 8.375%, 9/15/21	250,000	270,625
Steel Dynamics Inc., 7.375%, 11/1/12	350,000	362,687

		10,383,380

Telecommunication Services - 7.1%
CommScope Inc. (A), 8.25%, 1/15/19	500,000	492,500
Crown Castle International Corp., 7.125%, 11/1/19	150,000	162,375
Equinix Inc., 7%, 7/15/21	500,000	532,500
Frontier Communications Corp., 8.25%, 5/1/14	375,000	400,313
Frontier Communications Corp., 8.5%, 4/15/20	1,000,000	1,065,000
Nextel Communications Inc., Series D, 7.375%, 8/1/15	500,000	477,500
Nextel Communications Inc., Series E, 6.875%, 10/31/13	500,000	493,750
PAETEC Holding Corp., 8.875%, 6/30/17	500,000	540,000
Qwest Communications International Inc., 7.5%, 2/15/14	385,000	388,850
Qwest Communications International Inc., 7.125%, 4/1/18	500,000	511,250
Qwest Communications International Inc., Series B, 7.5%, 2/15/14	350,000	353,500
tw telecom holdings, Inc., 8%, 3/1/18	500,000	530,000
Windstream Corp., 7.875%, 11/1/17	1,000,000	1,080,000
Windstream Corp., 7%, 3/15/19	250,000	250,625
Windstream Corp., 7.75%, 10/15/20	500,000	522,500

		7,800,663

See accompanying Notes to Financial Statements.

41

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Utilities - 2.8%
AES Corp./The, 8%, 10/15/17	$250,000	$274,375
AES Corp./The, 8%, 6/1/20	250,000	276,250
Calpine Corp. (A), 7.25%, 10/15/17	500,000	520,000
Calpine Corp. (A), 7.5%, 2/15/21	500,000	525,000
GenOn Energy Inc., 7.875%, 6/15/17	250,000	253,750
Mirant Americas Generation LLC, 8.5%, 10/1/21	500,000	490,000
NRG Energy Inc., 8.25%, 9/1/20	725,000	750,375

		3,089,750

Total Corporate Notes and Bonds (Cost $98,672,982)		102,692,342

	Shares
PREFERRED STOCK - 0.7%

Information Technology - 0.7%
Lucent Technologies Capital Trust I	900	782,775

Total Preferred Stocks (Cost $873,407)		782,775
INVESTMENT COMPANIY - 5.5%
State Street Institutional U.S. Government Money Market Fund	6,006,384	6,006,384

Total Investment Company (Cost $6,006,384)		6,006,384

TOTAL INVESTMENTS - 99.6% (Cost $105,552,773**)		109,481,501
NET OTHER ASSETS AND LIABILITIES - 0.4%		412,684

TOTAL NET ASSETS - 100.0%		$109,894,185

**	Aggregate cost for Federal tax purposes was $105,718,138.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other”qualified institutional investors.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 4.2% of total net assets.
(C)	Convertible.
(D)	Floating rate or variable rate note. Rate shown is as of October 31, 2011.
(E)	Illiquid security. (See Note 2.)
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

42

MEMBERS Mutual Funds  |  October 31, 2011

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 52.2%

Consumer Discretionary - 3.5%
McDonald’s Corp.	8,000	$742,800
Omnicom Group Inc.	16,000	711,680
Target Corp.	15,000	821,250
Time Warner Inc.	23,000	804,770

		3,080,500

Consumer Staples - 7.5%
Altria Group Inc.	19,500	537,225
Coca-Cola Co./The	10,500	717,360
Diageo PLC, ADR	6,800	563,584
Kraft Foods Inc., Class A	27,551	969,244
PepsiCo Inc.	20,500	1,290,475
Philip Morris International Inc.	7,000	489,090
Procter & Gamble Co./The	16,500	1,055,835
Sysco Corp.	18,500	512,820
Wal-Mart Stores Inc.	9,000	510,480

		6,646,113

Energy - 6.2%
Chevron Corp.	23,500	2,468,675
ConocoPhillips	29,000	2,019,850
Ensco PLC, ADR	21,000	1,042,860

		5,531,385

Financials - 8.6%
Axis Capital Holdings Ltd.	25,500	799,425
Bank of New York Mellon Corp./The	25,500	542,640
BlackRock Inc.	4,500	710,055
M&T Bank Corp.	8,000	608,880
Northern Trust Corp.	12,500	505,875
PartnerRe Ltd.	12,500	777,750
Travelers Cos. Inc./The	29,000	1,692,150
US Bancorp	41,000	1,049,190
Wells Fargo & Co.	38,000	984,580

		7,670,545

Health Care - 7.7%
Johnson & Johnson	25,700	1,654,823
Medtronic Inc.	29,000	1,007,460
Merck & Co. Inc.	50,000	1,725,000
Novartis AG, ADR	8,500	479,995
Pfizer Inc.	102,062	1,965,714

		6,832,992

Industrials - 6.5%
3M Co.	15,000	1,185,300
Boeing Co./The	9,500	625,005
Emerson Electric Co.	11,000	529,320
Illinois Tool Works Inc.	16,500	802,395
Lockheed Martin Corp.	10,200	774,180
Norfolk Southern Corp.	8,200	606,718

	Shares	Value (Note 2)
United Parcel Service Inc., Class B	11,000	$772,640
Waste Management Inc.	14,500	477,485

		5,773,043

Information Technology - 6.8%
Broadridge Financial Solutions Inc.	31,500	700,875
Intel Corp.	73,600	1,806,144
International Business Machines Corp.	2,800	516,964
Linear Technology Corp.	20,000	646,200
Microsoft Corp.	60,500	1,611,115
Paychex Inc.	26,500	772,210

		6,053,508

Materials - 1.5%
Air Products & Chemicals Inc.	9,500	818,330
Nucor Corp.	14,000	528,920

		1,347,250

Telecommunication Service - 2.0%
AT&T Inc.	58,992	1,729,056

Utilities - 1.9%
Exelon Corp.	24,000	1,065,360
FirstEnergy Corp.	13,600	611,456

		1,676,816

Total Common Stocks (Cost $42,094,125)		46,341,208

	Par Value
ASSET BACKED SECURITIES - 0.6%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$98,971	100,329
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	465,000	485,279

Total Asset Backed Securities (Cost $566,670)		585,608

CORPORATE NOTES AND BONDS - 17.2%

Consumer Discretionary - 2.2%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	750,000	1,036,258
DR Horton Inc., 5.25%, 2/15/15	130,000	129,350
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	325,000	360,184
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	424,000

		1,949,792

Consumer Staples - 1.0%
Kraft Foods Inc., 6.5%, 11/1/31	475,000	591,379
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	280,000	285,589

		876,968

Energy - 0.7%
Hess Corp., 7.875%, 10/1/29	150,000	204,088
Transocean Inc. (D), 7.5%, 4/15/31	400,000	438,123

		642,211

See accompanying Notes to Financial Statements.

43

MEMBERS Mutual Funds  |  October 31, 2011

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Financials - 3.0%
HCP Inc., 6.7%, 1/30/18	$335,000	$362,847
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	410,000	41
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/12	400,000	408,744
Nationwide Health Properties Inc., Series D, 8.25%, 7/1/12	600,000	617,105
Simon Property Group L.P., 5.875%, 3/1/17	140,000	158,497
Swiss Re Solutions Holding Corp., 7%, 2/15/26	210,000	228,978
US Bank NA, 6.3%, 2/4/14	500,000	551,931
Wells Fargo & Co., 5.25%, 10/23/12	330,000	342,824

		2,670,967
Health Care - 2.6%
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,252,550
Eli Lilly & Co., 6.57%, 1/1/16	300,000	354,336
Genentech Inc., 5.25%, 7/15/35	195,000	221,376
Merck & Co. Inc., 5.75%, 11/15/36	220,000	271,288
Wyeth, 6.5%, 2/1/34	150,000	198,473

		2,298,023
Industrials - 1.4%
Boeing Co./The, 8.625%, 11/15/31	150,000	227,478
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	231,873
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	276,388
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	349,228
Waste Management Inc., 7.125%, 12/15/17	150,000	180,524

		1,265,491
Information Technology - 0.3%
Cisco Systems Inc., 5.5%, 2/22/16	240,000	278,437

Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	175,000	192,926

Telecommunication Services - 1.1%

Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	596,575
Rogers Communications Inc. (D), 6.25%, 6/15/13	315,000	339,162

		935,737
Utilities - 4.7%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	220,560
MidAmerican Energy Co., 5.65%, 7/15/12	1,000,000	1,034,047
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	532,335
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	146,668
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	555,598
Westar Energy Inc., 6%, 7/1/14	600,000	660,775

	Par Value	Value (Note 2)
Wisconsin Electric Power Co., 6.5%, 6/1/28	$750,000	$993,943

		4,143,926

Total Corporate Notes and Bonds (Cost $13,861,899)		15,254,478
MORTGAGE BACKED SECURITIES - 9.7%

Fannie Mae - 8.3%
4%, 4/1/15 Pool # 255719	85,364	87,766
5.5%, 4/1/16 Pool # 745444	120,004	128,576
6%, 5/1/16 Pool # 582558	21,021	22,822
5%, 12/1/17 Pool # 672243	271,379	293,197
5%, 5/1/20 Pool # 813965	257,508	279,176
4.5%, 9/1/20 Pool # 835465	345,640	370,450
6%, 5/1/21 Pool # 253847	42,752	46,894
7%, 12/1/29 Pool # 762813	15,125	17,255
7%, 11/1/31 Pool # 607515	25,466	29,351
7%, 5/1/32 Pool # 644591	23,211	26,752
5.5%, 10/1/33 Pool # 254904	290,029	316,584
5%, 5/1/34 Pool # 782214	14,152	15,269
5%, 6/1/34 Pool # 255230	254,289	274,354
7%, 7/1/34 Pool # 792636	10,611	12,286
5.5%, 8/1/34 Pool # 793647	89,206	98,183
5.5%, 3/1/35 Pool # 810075	180,958	197,471
5.5%, 3/1/35 Pool # 815976	437,783	477,805
5%, 8/1/35 Pool # 829670	250,354	269,952
5%, 9/1/35 Pool # 820347	253,569	278,411
5%, 9/1/35 Pool # 835699	236,545	259,719
5%, 10/1/35 Pool # 797669	427,205	467,857
5%, 11/1/35 Pool # 844504	313,775	343,633
5%, 11/1/35 Pool # 844809	220,943	238,239
5%, 12/1/35 Pool # 850561	217,863	234,918
5.5%, 2/1/36 Pool # 851330	104,125	113,642
5.5%, 9/1/36 Pool # 831820	459,457	510,787
6%, 9/1/36 Pool # 831741	161,872	178,059
5.5%, 10/1/36 Pool # 896340	67,257	73,394
5.5%, 10/1/36 Pool # 901723	291,859	317,442
5.5%, 12/1/36 Pool # 902853	375,826	411,823
5.5%, 12/1/36 Pool # 903059	354,820	392,243
5.5%, 12/1/36 Pool # 907512	248,835	271,424
5.5%, 12/1/36 Pool # 907635	323,707	354,661

		7,410,395
Freddie Mac - 1.3%
8%, 6/1/30 Pool # C01005	6,081	7,207
6.5%, 1/1/32 Pool # C62333	82,630	93,451
5%, 7/1/33 Pool # A11325	750,916	808,100
6%, 10/1/34 Pool # A28439	57,143	63,028
6%, 10/1/34 Pool # A28598	32,422	35,762
5%, 4/1/35 Pool # A32315	77,939	85,097
5%, 4/1/35 Pool # A32316	64,210	70,243

		1,162,888

See accompanying Notes to Financial Statements.

44

MEMBERS Mutual Funds  |  October 31, 2011

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)

Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	$7,139	$7,786
6.5%, 2/20/29 Pool # 2714	43,591	49,708
6.5%, 4/20/31 Pool # 3068	26,981	30,768

		88,262

Total Mortgage Backed Securities (Cost $7,923,839)		8,661,545

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.0%

U.S. Treasury Bond - 1.4% 6.625%, 2/15/27	860,000	1,277,368

U.S. Treasury Notes- 12.6%
4.625%, 12/31/11	1,100,000	1,108,164
1.375%, 5/15/12	375,000	377,564
3.125%, 8/31/13	290,000	305,157
4.000%, 2/15/14	1,150,000	1,246,402
4.250%, 8/15/14	1,575,000	1,743,451
4.250%, 11/15/14	2,000,000	2,228,750
2.500%, 3/31/15	190,000	202,721
4.250%, 8/15/15	60,000	68,095
3.125%, 1/31/17	1,400,000	1,545,141
2.375%, 7/31/17	200,000	212,500
4.250%, 11/15/17	1,100,000	1,288,032
2.625%, 11/15/20	800,000	839,187

		11,165,164

Total U.S. Government and Agency Obligations (Cost $11,734,043)		12,442,532

	Shares
INVESTMENT COMPANY - 5.8%
State Street Institutional U.S. Government
Money Market Fund	5,118,672	5,118,672

Total Investment Company (Cost $5,118,672)		5,118,672

TOTAL INVESTMENTS - 99.5% (Cost $81,299,248**)		88,404,043
NET OTHER ASSETS AND LIABILITIES - 0.5%		415,375

TOTAL NET ASSETS - 100.0%		$88,819,418

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $81,489,322.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other”qualified institutional investors.”
(C)	Illiquid security. (See Note 2.)
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.4% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

45

MEMBERS Mutual Funds  |  October 31, 2011

Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCK - 72.5%***

Consumer Discretionary - 6.9%
American Eagle Outfitters Inc.	60,000	$787,800
Best Buy Co. Inc.	30,000	786,900
Kohl’s Corp.	30,000	1,590,300
Staples Inc.	100,000	1,496,000

		4,661,000
Energy - 16.7%
Apache Corp.	15,000	1,494,450
Canadian Natural Resources Ltd.	40,000	1,414,000
Noble Corp.*	45,000	1,617,300
Occidental Petroleum Corp.	20,000	1,858,800
Petroleo Brasileiro S.A., ADR	50,000	1,350,500
Schlumberger Ltd.	33,000	2,424,510
Southwestern Energy Co.*	26,000	1,093,040

		11,252,600
Financials - 14.5%
Bank of New York Mellon Corp./The	65,000	1,383,200
Franklin Resources Inc.	15,000	1,599,450
Morgan Stanley	92,000	1,622,880
State Street Corp.	55,000	2,221,450
T Rowe Price Group Inc.	27,000	1,426,680
Wells Fargo & Co.	60,000	1,554,600

		9,808,260
Health Care - 12.9%
Community Health Systems Inc.*	60,000	1,048,800
Gilead Sciences Inc.*	40,000	1,666,400
Mylan Inc./PA*	80,000	1,565,600
Pfizer Inc.	15,000	288,900
St Jude Medical Inc.	30,000	1,170,000
Stryker Corp.	31,000	1,485,210
Teva Pharmaceutical Industries Ltd., ADR	36,000	1,470,600

		8,695,510
Industrials - 4.3%
Expeditors International of Washington Inc.	30,000	1,368,000
Jacobs Engineering Group Inc.*	40,000	1,552,000

		2,920,000
Information Technology - 14.5%
Adobe Systems Inc.*	60,000	1,764,600

	Shares	Value (Note 2)
Brocade Communications Systems Inc.*	130,003	$569,413
Cisco Systems Inc.	55,000	1,019,150
eBay Inc.*	51,000	1,623,330
EMC Corp./Massachusetts*	75,000	1,838,250
Microsoft Corp.	20,000	532,600
QUALCOMM Inc.	37,000	1,909,200
Yahoo! Inc.*	35,000	547,400

		9,803,943
Materials - 2.7%
Freeport-McMoRan Copper & Gold Inc.	45,000	1,811,700

Total Common Stock (Cost $51,072,916)		48,953,013
INVESTMENT COMPANIES - 2.6%
Powershares QQQ Trust Series 1	30,000	1,738,200

Total Investment Companies (Cost $1,666,299)		1,738,200
Repurchase Agreement - 27.8%
With U.S. Bank National Association issued 10/31/11 at 0.01%, due 11/1/11, collateralized by $19,117,248 in Fannie Mae Pool # 555745 due 09/01/18. Proceeds at maturity are $18,742,214 (Cost $18,742,208)		18,742,208

TOTAL INVESTMENTS - 102.9% (Cost $71,481,423**)		69,433,421
NET OTHER ASSETS AND LIABILITIES - 0.0%		23,117
TOTAL CALL OPTIONS WRITTEN - (2.9%)		(1,989,802)

TOTAL NET ASSETS - 100.0%		$67,466,736

*	Non-income producing.
**	Aggregate Cost for Federal Tax purposes was $71,481,423.
***	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

46

MEMBERS Mutual Funds  |  October 31, 2011

Equity Income Fund Portfolio of Investments

Call Options Written	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Value (Note 2)
American Eagle Outfitters Inc.	600	February 2012	$13.00	$69,000
Apache Corp.	150	January 2012	100.00	108,375
Bank of New York Mellon Corp./The	300	March 2012	22.00	48,450
Best Buy Co. Inc.	300	March 2012	28.00	45,750
Canadian Natural Resources Ltd.	200	December 2011	35.00	48,000
Community Health Systems Inc.	300	March 2012	23.00	21,750
eBay Inc.	260	January 2012	33.00	45,110
EMC Corp./Massachusetts	750	January 2012	24.00	126,000
Franklin Resources Inc.	150	January 2012	100.00	172,500
Gilead Sciences Inc.	400	January 2012	42.00	76,800
Jacobs Engineering Group Inc.	250	January 2012	41.00	46,875
Kohl’s Corp.	120	April 2012	55.00	42,600
Microsoft Corp.	200	January 2012	27.50	14,500
Morgan Stanley	500	January 2012	17.50	99,000
Mylan Inc./PA	300	January 2012	21.00	27,450
Mylan Inc./PA	300	April 2012	22.00	34,350
Noble Corp.	142	January 2012	38.00	23,572
Noble Corp.	300	March 2012	38.00	72,600
Occidental Petroleum Corp.	100	January 2012	85.00	114,250
Occidental Petroleum Corp.	100	January 2012	87.50	96,750
Powershares QQQ Trust Series 1	300	December 2011	57.00	78,750
QUALCOMM Inc.	370	January 2012	52.50	102,120
Southwestern Energy Co.	160	January 2012	42.00	51,600
Southwestern Energy Co.	100	March 2012	44.00	32,750
Staples Inc.	500	March 2012	16.00	43,750
State Street Corp.	250	January 2012	38.00	111,250
State Street Corp.	300	February 2012	40.00	110,250
T Rowe Price Group Inc.	120	January 2012	55.00	32,700
Teva Pharmaceutical Industries Ltd.	200	January 2012	40.00	54,200
Wells Fargo & Co.	310	January 2012	27.00	38,750

Total Call Options Written (Premiums received $1,745,499)				$1,989,802

See accompanying Notes to Financial Statements.

47

MEMBERS Mutual Funds  |  October 31, 2011

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 97.5%

Consumer Discretionary - 6.2%
Omnicom Group Inc.	48,278	$2,147,406
Target Corp.	44,000	2,409,000
Time Warner Inc.	69,480	2,431,105
TJX Cos. Inc.	28,495	1,679,210

		8,666,721

Consumer Staples - 11.3%
Diageo PLC, ADR	18,199	1,508,333
Kraft Foods Inc., Class A	78,500	2,761,630
PepsiCo Inc.	63,815	4,017,154
Philip Morris International Inc.	19,064	1,332,002
Procter & Gamble Co./The	51,885	3,320,121
Sysco Corp.	48,994	1,358,114
Wal-Mart Stores Inc.	26,000	1,474,720

		15,772,074

Energy - 14.3%
Apache Corp.	14,500	1,444,635
Canadian Natural Resources Ltd.	62,500	2,209,375
Chevron Corp.	41,042	4,311,462
ConocoPhillips	47,168	3,285,251
Ensco PLC, ADR	32,000	1,589,120
Noble Corp. *	76,990	2,767,021
Occidental Petroleum Corp.	47,029	4,370,875

		19,977,739

Financials - 22.0%
Arch Capital Group Ltd. *	70,037	2,519,231
Bank of New York Mellon Corp./The	149,052	3,171,826
Berkshire Hathaway Inc., Class B *	39,133	3,046,895
BlackRock Inc.	9,000	1,420,110
Brookfield Asset Management Inc., Class A	79,052	2,292,508
Franklin Resources Inc.	7,000	746,410
M&T Bank Corp.	20,000	1,522,200
Markel Corp. *	3,700	1,430,050
Travelers Cos. Inc./The	55,039	3,211,526
US Bancorp	198,642	5,083,249
Wells Fargo & Co.	180,058	4,665,303
WR Berkley Corp.	46,084	1,604,184

		30,713,492

Health Care - 14.3%
Johnson & Johnson	69,986	4,506,398
Medtronic Inc.	81,026	2,814,843
Merck & Co. Inc.	141,982	4,898,379
Novartis AG, ADR	24,191	1,366,066
Pfizer Inc.	335,723	6,466,025

		20,051,711

	Shares	Value (Note2)
Industrials - 9.8%
3M Co.	43,043	$3,401,258
Boeing Co./The	23,000	1,513,170
Emerson Electric Co.	31,133	1,498,120
Illinois Tool Works Inc.	31,004	1,507,724
Lockheed Martin Corp.	25,543	1,938,714
Norfolk Southern Corp.	20,516	1,517,979
United Parcel Service Inc., Class B	33,009	2,318,552

		13,695,517

Information Technology - 10.8%
Broadridge Financial Solutions Inc.	73,000	1,624,250
Cisco Systems Inc. *	89,010	1,649,355
Intel Corp.	154,000	3,779,160
International Business Machines Corp.	8,057	1,487,564
Microsoft Corp.	146,220	3,893,839
Western Union Co./The	156,032	2,725,879

		15,160,047

Materials - 2.6%
Air Products & Chemicals Inc.	24,304	2,093,547
Nucor Corp.	40,008	1,511,502

		3,605,049

Telecommunication Service - 2.5%
AT&T Inc.	122,078	3,578,106

Utilities - 3.7%
Exelon Corp.	70,004	3,107,478
NextEra Energy Inc.	36,000	2,030,400

		5,137,878

Total Common Stocks (Cost $124,858,787)		136,358,334

INVESTMENT COMPANY - 2.5%
State Street Institutional U.S. Government Money Market Fund	3,455,499	3,455,499

Total Investment Company (Cost $3,455,499)		3,455,499

TOTAL INVESTMENTS - 100.0% (Cost $128,314,286**)		139,813,833
NET OTHER ASSETS AND LIABILITIES - 0.0%		(286)

TOTAL NET ASSETS - 100.0%		$139,813,547

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $128,663,924.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

48

MEMBERS Mutual Funds  |  October 31, 2011

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 95.3%

Consumer Discretionary - 12.7%
Amazon.com Inc. *	12,475	$2,663,537
CarMax Inc. *	40,942	1,230,717
Comcast Corp., Class A	80,467	1,886,951
Ctrip.com International Ltd., ADR *	32,527	1,133,891
Netflix Inc. *	2,485	203,969
Omnicom Group Inc.	35,472	1,577,795
Panera Bread Co., Class A *	10,916	1,459,360
priceline.com Inc. *	2,110	1,071,289
Starbucks Corp.	35,950	1,522,123
Yum! Brands Inc.	39,947	2,139,961

		14,889,593
Consumer Staples - 6.2%
Costco Wholesale Corp.	24,200	2,014,650
Diageo PLC, ADR	17,887	1,482,474
Mead Johnson Nutrition Co.	3,755	269,797
PepsiCo Inc.	54,505	3,431,090

		7,198,011
Energy - 10.6%
Apache Corp.	11,497	1,145,446
Ensco PLC, ADR	34,823	1,729,310
Occidental Petroleum Corp.	30,990	2,880,211
Petroleo Brasileiro S.A., ADR	90,244	2,437,491
Schlumberger Ltd.	56,675	4,163,912

		12,356,370
Financials - 5.9%
Brookfield Asset Management Inc., Class A	77,361	2,243,469
IntercontinentalExchange Inc. *	22,393	2,908,403
T Rowe Price Group Inc.	33,459	1,767,973

		6,919,845
Health Care - 9.0%
Allergan Inc.	12,916	1,086,494
Allscripts Healthcare Solutions Inc. *	106,101	2,031,834
CareFusion Corp. *	23,442	600,115
Celgene Corp. *	62,672	4,063,026
Cerner Corp. *	43,415	2,753,813

		10,535,282
Industrials - 9.1%
Boeing Co./The	46,551	3,062,590
Emerson Electric Co.	38,526	1,853,871
Expeditors International of Washington Inc.	16,464	750,758
Roper Industries Inc.	29,608	2,401,209
Sensata Technologies Holding N.V. *	17,756	531,615
United Parcel Service Inc., Class B	28,652	2,012,517

		10,612,560

	Shares	Value (Note2)
Information Technology - 37.6%

Communications Equipment - 5.3%
Acme Packet Inc. *	43,739	$1,583,789
QUALCOMM Inc.	62,084	3,203,535
Riverbed Technology Inc. *	52,519	1,448,474

		6,235,798
Computers & Peripherals - 11.2%
Apple Inc. *	17,948	7,264,992
EMC Corp. *	51,012	1,250,304
SanDisk Corp. *	88,887	4,503,904

		13,019,200
Electronic Equipment, Instruments & Components - 0.5%
FLIR Systems Inc. *	22,458	590,645
Internet Software & Services - 6.8%
Google Inc., Class A *	12,454	7,380,739
Renren Inc., ADR *	85,061	598,829

		7,979,568
IT Services - 8.7%
Accenture PLC, Class A	46,610	2,808,719
Sapient Corp. *	164,431	2,032,367
Visa Inc., Class A	56,619	5,280,288

		10,121,374
Semiconductors & Semiconductor
Equipment - 2.1%
Cavium Inc. *	51,947	1,698,147
Cree Inc. *	27,078	721,358

		2,419,505
Software - 3.0%
Ariba Inc. *	8,768	277,770
MICROS Systems Inc. *	13,135	646,505
Oracle Corp.	70,995	2,326,506
Salesforce.com Inc. *	2,259	300,831

		3,551,612
Materials - 4.2%
Ecolab Inc.	42,670	2,297,353
International Flavors & Fragrances Inc.	28,583	1,730,986
Molycorp Inc. *	22,385	856,674

		4,885,013

Total Common Stocks ( Cost $98,509,764 )		111,314,376

See accompanying Notes to Financial Statements.

49

MEMBERS Mutual Funds  |  October 31, 2011

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note2)
INVESTMENT COMPANIES - 3.8%
State Street Institutional U.S. Government
Money Market Fund	4,456,158	$4,456,158

Total Investment Companies (Cost $4,456,158)		4,456,158

	Shares	Value (Note2)
TOTAL INVESTMENTS - 99.1% (Cost $102,965,922**)		$115,770,534
NET OTHER ASSETS AND LIABILITIES - 0.9%		1,000,004

TOTAL NET ASSETS - 100.0%		$116,770,538

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $103,742,254.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

50

MEMBERS Mutual Funds  |  October 31, 2011

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 94.9%

Consumer Discretionary - 19.3%
Bed Bath & Beyond Inc. *	46,413	$2,870,180
CarMax Inc. *	125,440	3,770,726
Discovery Communications Inc., Class C *	63,941	2,530,145
Liberty Global Inc., Series C *	59,068	2,266,439
Omnicom Group Inc.	68,627	3,052,529
Staples Inc.	175,461	2,624,897
TJX Cos. Inc.	72,974	4,300,358

		21,415,274
Consumer Staples - 3.9%
Brown-Forman Corp., Class B	28,061	2,096,998
McCormick & Co. Inc.	46,010	2,234,246

		4,331,244
Energy - 6.7%
Ensco PLC, ADR	35,904	1,782,993
EOG Resources Inc.	32,924	2,944,393
Noble Corp. *	75,622	2,717,855

		7,445,241
Financials - 25.9%
Capital Markets - 3.5%
Northern Trust Corp.	49,402	1,999,299
T Rowe Price Group Inc.	36,176	1,911,540

		3,910,839
Commercial Banks - 3.2%
Glacier Bancorp Inc.	132,252	1,501,060
M&T Bank Corp.	27,471	2,090,818

		3,591,878
Diversified Financial Services -2.1%
Leucadia National Corp.	88,629	2,377,916

Insurance - 12.8%
Arch Capital Group Ltd. *	81,122	2,917,958
Brown & Brown Inc.	101,394	2,238,780
Markel Corp. *	12,612	4,874,538
WR Berkley Corp.	121,208	4,219,250

		14,250,526
Real Estate Management & Development - 4.3%
Brookfield Asset Management Inc., Class A	163,434	4,739,586

	Shares	Value (Note2)
Health Care - 9.3%
DENTSPLY International Inc.	104,510	$3,862,690
Laboratory Corp. of America Holdings *	40,555	3,400,537
Techne Corp.	44,938	3,091,734

		10,354,961
Industrials - 13.5%
Copart Inc. *	79,601	3,466,623
IDEX Corp.	87,335	3,096,026
Jacobs Engineering Group Inc. *	81,642	3,167,710
Ritchie Bros Auctioneers Inc.	119,178	2,376,409
Wabtec Corp.	43,645	2,932,071

		15,038,839
Information Technology - 9.6%
Amphenol Corp., Class A	38,521	1,829,362
Broadridge Financial Solutions Inc.	145,135	3,229,254
FLIR Systems Inc. *	97,978	2,576,821
Western Union Co./The	172,795	3,018,729

		10,654,166
Materials - 6.7%
Ecolab Inc.	73,019	3,931,343
Valspar Corp.	102,068	3,559,111

		7,490,454

Total Common Stocks (Cost $96,890,318)		105,600,924
INVESTMENT COMPANY - 5.4%
State Street Institutional U.S. Government
Money Market Fund	5,993,941	5,993,941

Total Investment Company (Cost $5,993,941)		5,993,941

TOTAL INVESTMENTS - 100.3% ( Cost $102,884,259** )		111,594,865
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(291,804)

TOTAL NET ASSETS - 100.0%		$111,303,061

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $102,993,912.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

51

MEMBERS Mutual Funds  |  October 31, 2011

Small Cap Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 96.8%

Consumer Discretionary - 16.2%
Arbitron Inc.	12,300	$488,679
Cato Corp./The, Class A	17,400	445,962
CEC Entertainment Inc. *	6,900	218,178
Choice Hotels International Inc.	6,300	225,477
Ascena Retail Group Inc. *	9,800	283,220
Fred’s Inc., Class A	20,000	243,800
Helen of Troy Ltd. *	12,000	347,160
Matthews International Corp., Class A	9,200	323,288
Skechers U.S.A. Inc., Class A *	9,700	138,322
Sonic Corp. *	22,800	168,948
Stage Stores Inc.	28,700	448,581

		3,331,615
Consumer Staples - 1.6%
Casey’s General Stores Inc.	6,600	327,030

Energy - 4.3%
Bristow Group Inc. *	4,700	233,966
Georesources Inc. *	6,700	177,818
Penn Virginia Corp.	13,600	82,824
Scorpio Tankers Inc. *	19,500	124,605
SEACOR Holdings Inc. *	3,000	255,450

		874,663
Financials - 23.7%
Alleghany Corp. *	584	185,315
AMERISAFE Inc. *	9,400	202,570
Ares Capital Corp.	23,300	360,451
Assured Guaranty Ltd.	12,500	159,250
Campus Crest Communities Inc., REIT	15,800	180,594
Delphi Financial Group Inc., Class A	15,900	421,032
DiamondRock Hospitality Co., REIT *	22,384	202,575
Education Realty Trust Inc., REIT	17,700	163,725
First Busey Corp.	33,330	169,983
First Midwest Bancorp Inc.	26,000	234,260
First Niagara Financial Group Inc.	19,280	177,183
Flushing Financial Corp.	12,700	155,702
Hancock Holding Co.	5,600	169,680
International Bancshares Corp.	19,720	357,327
Mack-Cali Realty Corp., REIT	4,000	112,240
MB Financial Inc.	11,900	197,183
Northwest Bancshares Inc.	29,000	361,630
Platinum Underwriters Holdings Ltd.	7,700	266,651
Primerica Inc.	13,200	298,716
Webster Financial Corp.	18,500	363,340
Westamerica Bancorporation	2,600	116,532

		4,855,939

	Shares	Value (Note2)
Health Care - 8.3%
Amsurg Corp. *	13,100	$331,823
Charles River Laboratories International Inc. *	10,400	335,712
Corvel Corp. *	4,400	226,908
Haemonetics Corp. *	2,200	134,090
ICON PLC, ADR *	23,900	401,520
ICU Medical Inc. *	6,900	271,239

		1,701,292
Industrials - 23.8%
ACCO Brands Corp. *	29,400	201,978
Acuity Brands Inc.	3,500	162,050
Albany International Corp., Class A	15,400	347,886
Belden Inc.	16,722	539,786
Carlisle Cos. Inc.	15,200	634,144
ESCO Technologies Inc.	10,400	317,928
G&K Services Inc., Class A	7,500	227,700
GATX Corp.	9,200	349,416
Genesee & Wyoming Inc., Class A *	7,000	414,470
Kirby Corp. *	6,400	393,856
Mueller Industries Inc.	11,400	461,130
Standard Parking Corp. *	9,900	174,141
Sterling Construction Co. Inc. *	5,100	63,495
Unifirst Corp./MA	2,000	104,700
United Stationers Inc. *	15,200	483,512

		4,876,192
Information Technology - 8.1%
Coherent Inc. *	3,800	193,686
Diebold Inc.	9,600	309,888
MAXIMUS Inc.	11,000	443,740
MTS Systems Corp.	6,700	245,689
Websense Inc. *	12,800	228,352
Zebra Technologies Corp., Class A *	6,900	246,606

		1,667,961
Materials - 5.4%
Aptargroup Inc.	6,200	297,414
Deltic Timber Corp.	4,800	324,912
Koppers Holdings Inc.	5,800	191,922
Zep Inc.	20,100	306,324

		1,120,572
Utilities - 5.4%
Atmos Energy Corp.	7,000	240,240
New Jersey Resources Corp.	3,450	162,219
Unisource Energy Corp.	7,700	287,056
Westar Energy Inc.	9,100	248,066
WGL Holdings Inc.	3,900	166,959

		1,104,540

Total Common Stocks (Cost $14,755,124)		19,859,804

See accompanying Notes to Financial Statements.

52

MEMBERS Mutual Funds  |  October 31, 2011

Small Cap Fund Portfolio of Investments

	Shares	Value (Note2)
INVESTMENT COMPANY - 1.3%
State Street Institutional U.S. Government
Money Market Fund	266,002	$266,002

Total Investment Company (Cost $266,002)		266,002

TOTAL INVESTMENTS - 98.1% (Cost $15,021,126** )		20,125,806
NET OTHER ASSETS AND LIABILITIES - 1.9%		380,036

TOTAL NET ASSETS - 100.0%		$20,505,842

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $15,442,529.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

53

MEMBERS Mutual Funds  |  October 31, 2011

International Stock Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 97.5%

Australia - 4.3%
James Hardie Industries SE (A) *	131,280	$848,488
QBE Insurance Group Ltd. (A)	33,500	514,167
Telstra Corp. Ltd. (A)	485,400	1,578,731

		2,941,386
Belgium - 2.6%
Anheuser-Busch InBev N.V. (A)	32,833	1,822,872

Brazil - 3.3%
Banco do Brasil S.A.	59,759	901,510
Cielo S.A.	26,300	697,003
MRV Engenhariae Participacoes S.A.	92,900	654,740

		2,253,253
Canada - 1.7%
Potash Corp. of Saskatchewan Inc.	12,400	586,940
Rogers Communications Inc.	16,600	605,377

		1,192,317
China - 0.8%
Weichai Power Co. Ltd. (A)	114,100	572,961

Finland - 1.3%
Sampo OYJ (A)	32,100	880,658

France - 10.6%
AXA S.A. (A)	31,200	501,262
BNP Paribas (A)	18,598	824,617
Danone (A)	9,210	636,647
Sanofi-Aventis S.A. (A)	26,849	1,921,940
Technip S.A. (A)	9,700	917,105
Total S.A. (A)	25,931	1,356,022
Valeo S.A. (A)	22,500	1,126,810

		7,284,403
Germany - 7.0%
Bayerische Motoren Werke AG (A)	16,592	1,352,182
GEA Group AG (A)	10,400	285,973
Merck KGaA (A)	10,040	935,938
SAP AG (A)	18,320	1,103,957
Siemens AG (A)	11,174	1,171,139

		4,849,189
Ireland - 1.0%
Ryanair Holdings PLC, ADR *	24,700	710,619

Italy - 1.0%
Atlantia SpA (A)	46,867	713,488

Japan - 16.6%
Asics Corp. (A)	31,590	419,195
Canon Inc. (A)	31,200	1,424,784
Daito Trust Construction Co. Ltd. (A)	16,350	1,452,066

	Shares	Value (Note2)
Don Quijote Co. Ltd. (A)	32,500	$1,194,537
eAccess Ltd. (A)	750	201,620
FANUC Corp. (A)	6,500	1,049,583
JS Group Corp. (A)	39,000	816,172
Mitsubishi Corp. (A)	46,700	961,287
Mitsubishi Estate Co. Ltd. (A)	47,500	804,579
Sumitomo Mitsui Financial Group Inc. (A)	29,200	814,068
Yahoo! Japan Corp. (A)	3,398	1,096,309
Yamada Denki Co. Ltd. (A)	17,170	1,237,459

		11,471,659
Netherlands - 1.7%
ING Groep N.V. (A) *	131,910	1,139,031

New Zealand - 0.9%
Telecom Corp. of New Zealand Ltd. (A)	296,800	609,166

Norway - 0.7%
Aker Solutions ASA (A)	41,300	477,543

Russia - 1.5%
Sberbank of Russia (A)	383,990	1,063,769

South Africa - 0.7%
Mr Price Group Ltd., ADR *	25,500	486,030

South Korea - 2.5%
Hyundai Mobis (A)	2,270	654,976
Samsung Electronics Co. Ltd., GDR (A)	2,470	1,061,278

		1,716,254
Spain - 1.8%
Amadeus IT Holding S.A. (A)	48,100	902,812
Mediaset Espana Comunicacion S.A. (A)	50,900	335,318

		1,238,130
Sweden - 2.4%
Assa Abloy AB (A)	34,100	827,672
Swedbank AB (A)	58,500	816,608

		1,644,280
Switzerland - 5.1%
Julius Baer Group Ltd. (A) *	26,270	988,140
Novartis AG (A)	44,575	2,518,158

		3,506,298
Turkey - 1.1%
KOC Holding AS (A)	94,200	335,408
Turkiye Garanti Bankasi AS, ADR	120,900	427,986

		763,394

See accompanying Notes to Financial Statements.

54

MEMBERS Mutual Funds  |  October 31, 2011

International Stock Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS (continued)

United Kingdom - 28.9%
BG Group PLC (A)	40,851	$885,276
BHP Billiton PLC (A)	45,700	1,438,575
British American Tobacco PLC (A)	31,526	1,442,702
British Sky Broadcasting Group PLC (A)	42,700	479,375
GlaxoSmithKline PLC (A)	91,800	2,057,654
Informa PLC (A)	188,398	1,094,695
International Power PLC (A)	128,306	695,657
Prudential PLC (A)	130,687	1,351,906
Rexam PLC (A)	195,031	1,078,220
Royal Dutch Shell PLC (A)	47,000	1,660,015
Standard Chartered PLC (A)	55,265	1,287,466
Tullow Oil PLC (A)	29,330	658,360
Unilever PLC (A)	60,170	2,008,528
Vodafone Group PLC (A)	286,623	794,887
WM Morrison Supermarkets PLC (A)	153,350	742,077
WPP PLC (A)	76,463	792,464
Xstrata PLC (A)	88,200	1,469,367

		19,937,224

Total Common Stocks (Cost $60,306,845)	67,273,924

INVESTMENT COMPANY - 2.4%

United States - 2.4%
State Street Institutional U.S. Government
Money Market Fund	1,672,283	1,672,283

Total Investment Company (Cost $1,672,283)		1,672,283

TOTAL INVESTMENTS - 99.9% (Cost $61,979,128**)		68,946,207
NET OTHER ASSETS AND LIABILITIES - 0.1%		46,316

TOTAL NET ASSETS - 100.0%		$68,992,523

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $62,889,308.
(A)	International security traded on a foreign exchange. The fair value trigger was hit and these securities were fair valued at October 31, 2011, using procedures approved by the Board of Trustees (See Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:

Industry Concentration
% of Net Assets
Consumer Discretionary	14%
Consumer Staples	10%
Energy	9%
Financials	20%
Health Care	11%
Industrials	11%
Information Technology	9%
Materials	8%
Money Market Funds	2%
Telecommunication Services	5%
Utilities	1%
Net Other Assets & Liabilities	0%

100%

55

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$23,222,917	$44,570,023	$17,942,584
Affiliated issuers[3]	24,012,648	64,189,322	20,052,549
Net unrealized appreciation (depreciation)
Unaffiliated issuers	(293,907)	220,042	243,166
Affiliated issuers[3]	2,292,933	6,220,223	2,824,335

Total investments at value	49,234,591	115,199,610	41,062,634
Receivables:
Fund shares sold	76,294	81,199	31,588
Dividends and interest	94,273	146,978	23,581

Total assets	49,405,158	115,427,787	41,117,803
Liabilities:
Payables:
Fund shares repurchased	26,000	153,743	94,512
Advisory agreement fees	8,140	19,067	6,767
Service agreement fees	10,175	23,833	8,458
Distribution fees - Class B	5,186	16,662	6,150
Distribution fees - Class C	3,384	2,443	513
Shareholder servicing fees	10,175	23,833	8,458

Total liabilities	63,060	239,581	124,858

Net Assets	$49,342,098	$115,188,206	$40,992,945

Net Assets consist of:
Paid-in capital	$50,644,031	$123,803,745	$44,515,190
Accumulated undistributed net investment income	4,157	1,069,200	136,547
Accumulated net realized loss on investments sold and foreign currency related transactions	(3,305,116)	(16,125,004)	(6,726,293)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	1,999,026	6,440,265	3,067,501

Net Assets	$49,342,098	$115,188,206	$40,992,945

Class A Shares:
Net Assets	$35,293,368	$84,320,910	$30,189,757
Shares of beneficial interest outstanding	3,549,202	8,639,914	3,238,062
Net Asset Value and redemption price per share[1]	$9.94	$9.76	$9.32
Sales charge of offering price[2]	0.61	0.60	0.57
Maximum offering price per share	$10.55	$10.36	$9.89

Class B Shares:
Net Assets	$8,202,550	$26,927,936	$9,974,842
Shares of beneficial interest outstanding	825,020	2,775,641	1,080,301
Net Asset Value and redemption price per share[1]	$9.94	$9.70	$9.23

Class C Shares:
Net Assets	$5,846,180	$3,939,360	$828,346
Shares of beneficial interest outstanding	587,692	405,810	89,652
Net Asset Value and redemption price per share[1]	$9.95	$9.71	$9.24

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds.
[3]	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

56

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Cash Reserves Fund	Bond Fund	High Income Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$13,734,433	$175,925,176	$105,552,773
Net unrealized appreciation (depreciation)
Unaffiliated issuers	—	14,964,577	3,928,728

Total investments at value	13,734,433	190,889,753	109,481,501
Receivables:
Investments sold	—	—	149,196
Fund shares sold	219,168	2,474,128	3,686
Dividends and interest	—	1,666,187	2,181,253
Due from Adviser	7,204	—	—

Total assets	13,960,805	195,030,068	111,815,636
Liabilities:
Payables:
Investments purchased	—	—	1,147,118
Fund shares repurchased	54,341	109,844	240,555
Advisory agreement fees	4,779	80,171	49,727
Service agreement fees	1,792	24,051	18,082
Distribution fees - Class B	1,031	3,649	1,878
Shareholder servicing fees	—	10,504	5,803
Dividends payable	—	223,951	458,288

Total liabilities	61,943	452,170	1,921,451

Net Assets	$13,898,862	$194,577,898	$109,894,185

Net Assets consist of:
Paid-in capital	$13,898,867	$180,532,274	$108,176,059
Accumulated net investment income	—	83,385	150,065
Accumulated net realized loss on investments sold and foreign currency related transactions	(5)	(1,002,338)	(2,360,667)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	—	14,964,577	3,928,728

Net Assets	$13,898,862	$194,577,898	$109,894,185

Class A Shares:
Net Assets	$12,297,485	$43,774,765	$25,298,809
Shares of beneficial interest outstanding	12,299,788	4,134,186	3,640,394
Net Asset Value and redemption price per share[1]	1.00	10.59	6.95
Sales charge of offering price[2]	—	0.50	0.33
Maximum offering price per share	$1.00	$11.09	$7.28

Class B Shares:[3]
Net Assets	$1,601,377	$5,677,951	$3,023,089
Shares of beneficial interest outstanding	1,604,189	536,084	428,943
Net Asset Value and redemption price per share[1]	$1.00	$10.59	$7.05

Class Y Shares:[3]
Net Assets		$145,125,182	$81,572,287
Shares of beneficial interest outstanding		13,720,248	11,785,877
Net Asset Value and redemption price per share[1]		$10.58	$6.92

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 4.50% for the Bond and High Income Funds.
[3]	The Cash Reserves Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

57

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$81,299,248	$52,739,215	$128,314,286
Repurchase agreement	—	18,742,208	—
Net unrealized appreciation (depreciation)
Unaffiliated issuers	7,104,795	(2,048,002)	11,499,547

Total investments at value	88,404,043	69,433,421	139,813,833
Receivables:
Investments sold	—	—	—
Fund shares sold	126,255	15,917	11,059
Dividends and interest	536,288	30,155	170,621
Due from Adviser	—	—	—
Other assets	13,301	—	12,289

Total assets	89,079,887	69,479,493	140,007,802
Liabilities:
Foreign currency (cost of $59,179)(Note 2)	—	—	—
Payables:
Investments purchased	—	—	—
Fund shares repurchased	163,445	22,955	73,529
Advisory agreement fees	48,033	—	62,712
Service agreement fees	14,779	—	41,048
Distribution fees - Class B	9,932	—	4,434
Shareholder servicing fees	21,935	—	12,532
Dividends payable	2,345	—	—

Options written, at value (premium received $1,745,499)	—	1,989,802	—

Total liabilities	260,469	2,012,757	194,255

Net Assets	$88,819,418	$67,466,736	$139,813,547

Net Assets consist of:
Paid-in capital	92,567,169	67,741,389	147,685,573
Accumulated net investment income	3,645	—	1,860,913
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(10,856,191)	2,017,652	(21,232,486)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of options and foreign currency related transactions)	7,104,795	(2,292,305)	11,499,547

Net Assets	$88,819,418	$67,466,736	$139,813,547

Class A Shares:
Net Assets	$72,913,447	$4,072,216	$54,270,442
Shares of beneficial interest outstanding	6,240,453	417,120	4,368,124
Net Asset Value and redemption price per share[1]	11.68	9.76	12.42
Sales charge of offering price[2]	0.71	0.60	0.76
Maximum offering price per share	$12.39	$10.36	$13.18

Class B Shares:[3]
Net Assets	$15,905,971		$7,199,262
Shares of beneficial interest outstanding	1,354,431		589,843
Net Asset Value and redemption price per share[1]	$11.74		$12.21

Class Y Shares:[4]
Net Assets		$63,394,520	$78,343,843
Shares of beneficial interest outstanding		6,460,259	6,297,942
Net Asset Value and redemption price per share[1]		$9.81	$12.44

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 5.75% for the Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
[3]	The Equity Income Fund does not have Class B shares.
[4]	The Diversified Income Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

58

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$102,965,922	$102,884,259	$15,021,126	$61,979,128
—	—	—	—

12,804,612	8,710,606	5,104,680	6,967,079

115,770,534	111,594,865	20,125,806	68,946,207

1,560,289	—	401,238	1,244,248
7,744	12,462	1,888	4,688
59,012	26,678	6,042	123,997
—	—	—	—
—	—	—	147,836

117,397,579	111,634,005	20,534,974	70,466,976

—	—	—	58,935

379,633	—	7,569	1,267,265
140,270	210,938	—	63,857
71,895	68,122	16,577	59,844
19,172	36,332	4,144	17,098
4,685	5,002	157	2,397
11,386	10,550	685	5,057
—	—	—	—

—	—	—	—

627,041	330,944	29,132	1,474,453

$116,770,538	$111,303,061	$20,505,842	$68,992,523

110,652,601	116,600,538	18,552,587	79,494,709
79,708	—	498	1,428,662
(6,766,383)	(14,008,083)	(3,151,923)	(18,911,877)
12,804,612	8,710,606	5,104,680	6,981,029

$116,770,538	$111,303,061	$20,505,842	$68,992,523

$48,067,772	$43,864,867	$3,200,716	$20,762,782
3,005,161	6,646,222	296,702	2,051,879
16.00	6.60	10.79	10.12
0.98	0.40	0.66	0.62
$16.98	$7.00	$11.45	$10.74

$7,581,050	$8,181,586	$265,622	$3,872,073
518,008	1,353,655	25,173	390,236
$14.64	$6.04	$10.55	$9.92

$61,121,716	$59,256,608	$17,039,504	$44,357,668
3,793,982	8,854,992	1,582,089	4,379,673
$16.11	$6.69	$10.77	$10.13

See accompanying Notes to Financial Statements.

59

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Operations for the Year Ended October 31, 2011

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Bond Fund
Investment Income:
Interest	$224	$443	$189	$12,781	$6,632,043
Dividends
Unaffiliated issuers	786,981	1,248,320	241,572	—	11
Affiliated issuers[1]	716,366	1,444,898	350,135	—	—
Less: Foreign taxes withheld	—	—	—	—	—

Total investment income	1,503,571	2,693,661	591,896	12,781	6,632,054
Expenses:
Advisory agreement fees	96,467	230,693	82,472	53,394	964,589
Service agreement fees[2]	120,584	288,365	103,090	20,023	289,376
Distribution fees—Class B	63,912	199,313	75,564	12,592	52,837
Distribution fees—Class C	40,091	30,152	5,739	—	—
Shareholder servicing fees—Class A	85,922	211,878	75,989	—	105,221
Shareholder servicing fees—Class B	21,301	66,438	25,188	—	17,612
Shareholder servicing fees—Class C.	13,361	10,051	1,913	—	—
Other expenses	—	—	—	—	—

Total expenses before reimbursement/waiver	441,638	1,036,890	369,955	86,009	1,429,635

Less reimbursement/waiver[3]	—	—	—	(73,228)	—

Total expenses net of reimbursement/waiver	441,638	1,036,890	369,955	12,781	1,429,635

Net Investment Income (Loss)	1,061,933	1,656,771	221,941	—	5,202,419
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on options and foreign currency related transactions)
Options	—	—	—	—	—
Unaffiliated issuers	25,499	449,430	389,321	5	363,239
Affiliated issuers[1]	(67,881)	(376,572)	(96,860)	—	—
Capital gain distributions received from underlying funds
Unaffiliated issuers	732,530	1,158,262	161,258	—	—
Affiliated issuers[1]	146,200	383,325	122,830	—	—
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)
Options	—	—	—	—	—
Unaffiliated issuers	(1,080,259)	(1,599,092)	(361,682)	—	1,161,020
Affiliated issuers[1]	467,084	2,356,277	1,077,048	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Option Transactions	223,173	2,371,630	1,291,915	5	1,524,259

Net Increase (Decrease) in Net Assets from Operations	$1,285,106	$4,028,401	$1,513,856	$5	$6,726,678

[1]	See Note 11 for information on affiliated issuers.
[2]	See Note 3 for information on service agreement fees.
[3]	Waiver includes advisory agreement fees of $53,380, service agreement fees of $7,256, and distribution fees of $12,592 for the Cash Reserves Fund. See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.

60

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Operations for the Year Ended October 31, 2011

High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$8,678,017	$1,694,089	$1,468	$650	$1,717	$1,551	$335	$4,463

30,530	1,549,521	340,729	3,861,347	1,643,778	1,226,293	549,967	2,882,052
—	—	—	—	—	—	—	—
—	(6,381)	—	(13,948)	(11,544)	(16,090)	—	(205,932)

8,708,547	3,237,229	342,197	3,848,049	1,633,951	1,211,754	550,302	2,680,583

618,386	582,473	344,403	813,323	1,053,968	674,801	285,322	923,055
224,867	179,223	60,777	532,357	281,058	359,894	71,331	263,730
29,507	131,484	—	64,755	69,151	73,456	2,253	34,289
—	—	—	—	—	—	—	—
62,261	180,200	9,361	138,447	123,125	112,591	7,871	57,532
9,836	43,828	—	21,585	23,050	24,486	751	11,430
—	—	—	—	—	—	—	—
—	—	—	—	2,923	—	—	224

944,857	1,117,208	414,541	1,570,467	1,553,275	1,245,228	367,528	1,290,260

—	—	—	—	—	—	—	—

944,857	1,117,208	414,541	1,570,467	1,553,275	1,245,228	367,528	1,290,260

7,763,690	2,120,021	(72,344)	2,277,582	80,676	(33,474)	182,774	1,390,323

—	—	2,019,779	—	—	—	—	—
4,106,214	3,845,446	2,731,394	7,698,135	16,382,050	10,632,924	3,296,100	7,545,592
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	311,712	—	—	—	—	—
(6,211,188)	220,319	(2,130,092)	5,024,639	(8,658,903)	(1,507,500)	(209,651)	(10,559,684)
—	—	—	—	—	—	—	—

(2,104,974)	4,065,765	2,932,793	12,722,774	7,723,147	9,125,424	3,086,449	(3,014,092)

$5,658,716	$6,185,786	$2,860,449	$15,000,356	$7,803,823	$9,091,950	$3,269,223	$(1,623,769)

See accompanying Notes to Financial Statements.

61

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

	Conservative Allocation Fund
Year Ended October 31,	2011	2010
Net Assets at beginning of period	$47,054,462	$36,923,992

Increase in net assets from operations:
Net investment income	1,061,933	1,084,714
Net realized gain (loss)	836,348	238,811
Net change in unrealized appreciation (depreciation)	(613,175)	2,854,951

Net increase in net assets from operations	1,285,106	4,178,476

Distributions to shareholders from:
Net investment income
Class A	(1,259,740)	(917,190)
Class B	(257,797)	(163,052)
Class C.	(162,110)	(93,177)

Total distributions	(1,679,647)	(1,173,419)

Capital Stock transactions:
Class A Shares
Shares sold	7,563,695	9,260,567
Issued to shareholders in reinvestment of distributions	1,240,819	892,905
Shares redeemed	(6,509,204)	(6,278,094)

Net increase from capital stock transactions	2,295,310	3,875,378

Class B Shares
Shares sold	1,540,631	2,323,982
Issued to shareholders in reinvestment of distributions	256,799	162,179
Shares redeemed	(1,879,105)	(929,576)

Net increase (decrease) from capital stock transactions	(81,675)	1,556,585

Class C Shares
Shares sold	1,896,830	2,449,046
Issued to shareholders in reinvestment of distributions	161,831	92,946
Shares redeemed	(1,590,119)	(848,542)

Net increase (decrease) from capital stock transactions	468,542	1,693,450

Total net increase from capital stock transactions	2,682,177	7,125,413

Total increase in net assets	2,287,636	10,130,470

Net Assets at end of period	$49,342,098	$47,054,462

Undistributed net investment income (loss)	$4,157	$(1)
Capital Share transactions:
Class A Shares
Shares sold	756,857	962,288
Issued to shareholders in reinvestment of distributions	125,495	93,172
Shares redeemed	(652,368)	(651,403)

Net increase from capital stock transactions	229,984	404,057

Class B Shares
Shares sold	154,492	240,657
Issued to shareholders in reinvestment of distributions	25,961	16,913
Shares redeemed	(189,249)	(96,601)

Net increase (decrease) from capital stock transactions	(8,796)	160,969

Class C Shares
Shares sold	190,935	253,253
Issued to shareholders in reinvestment of distributions	16,350	9,681
Shares redeemed	(159,360)	(88,135)

Net increase (decrease) from capital stock transactions	47,925	174,799

See accompanying Notes to Financial Statements.

62

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

Moderate Allocation Fund		Aggressive Allocation Fund
2011	2010	2011	2010
$108,622,501	$87,946,377	$37,440,131	$29,842,818

1,656,771	1,763,819	221,941	284,206
1,614,445	(3,090,893)	576,549	(2,194,648)
757,185	11,985,582	715,366	5,780,714

4,028,401	10,658,508	1,513,856	3,870,272

(2,088,289)	(1,146,272)	(335,232)	(243,892)
(458,645)	(197,558)	(49,813)	(26,973)
(70,769)	(30,634)	(2,731)	(1,835)

(2,617,703)	(1,374,464)	(387,776)	(272,700)

16,065,908	17,762,820	6,119,303	6,821,765
2,072,501	1,139,420	334,810	243,604
(14,635,384)	(10,598,709)	(4,930,241)	(3,759,066)

3,503,025	8,303,531	1,523,872	3,306,303

4,862,924	5,577,226	2,178,299	1,720,135
457,445	196,551	49,745	26,923
(3,710,836)	(3,123,552)	(1,644,341)	(1,037,366)

1,609,533	2,650,225	583,703	709,692

1,221,876	1,112,997	465,203	161,351
64,104	26,884	2,731	1,836
(1,243,531)	(701,557)	(148,775)	(179,441)

42,449	438,324	319,159	(16,254)

5,155,007	11,392,080	2,426,734	3,999,741

6,565,705	20,676,124	3,552,814	7,597,313

$115,188,206	$108,622,501	$40,992,945	$37,440,131

$1,069,200	$1,042,512	$136,547	$151,318

1,641,969	1,945,064	646,773	797,626
215,661	126,884	35,962	28,626
(1,498,087)	(1,160,652)	(522,497)	(440,902)

359,543	911,296	160,238	385,350

497,503	612,821	232,831	201,153
47,552	21,863	5,361	3,171
(380,530)	(343,484)	(174,259)	(122,029)

164,525	291,200	63,933	82,295

124,096	121,903	48,946	19,013
6,664	2,990	294	216
(127,339)	(77,120)	(16,265)	(20,835)

3,421	47,773	32,975	(1,606)

See accompanying Notes to Financial Statements.

63

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

	Cash Reserves Fund		Bond Fund
Year Ended October 31,	2011	2010	2011	2010
Net Assets at beginning of period	$13,743,471	$16,940,254	$216,815,810	$200,607,079

Increase (decrease) in net assets from operations:
Net investment income (loss)	—	—	5,202,419	5,462,132
Net realized gain (loss) on investments and options transactions	5	(10)	363,239	6,564
Net unrealized appreciation (depreciation) on investments and options transactions	—	—	1,161,020	7,309,366

Net increase (decrease) in net assets from operations	5	(10)	6,726,678	12,778,062

Distributions to shareholders from:
Net investment income
Class A	—	—	(1,050,389)	(1,056,048)
Class B1	—	—	(122,389)	(138,172)
Class Y1	—	—	(4,001,052)	(4,211,073)
Net realized gains
Class A	—	—	—	—
Class Y1	—	—	—	—

Total distributions	—	—	(5,173,830)	(5,405,293)

Capital Stock transactions:
Class A Shares
Shares sold	9,289,159	7,588,372	7,090,415	5,962,274
Issued to shareholders in reinvestment of distributions	—	—	981,197	985,322
Shares redeemed	(8,679,197)	(9,591,047)	(8,998,457)	(8,298,110)

Net increase (decrease) from capital stock transactions	609,962	(2,002,675)	(926,845)	(1,350,514)

Class B Shares[1]
Shares sold	639,104	432,347	685,539	1,112,327
Issued to shareholders in reinvestment of distributions	—	—	119,275	134,495
Shares redeemed	(1,093,680)	(1,626,445)	(3,541,575)	(2,501,331)

Net decrease from capital stock transactions	(454,576)	(1,194,098)	(2,736,761)	(1,254,509)

Class Y Shares[1]
Shares sold			15,145,259	38,062,957
Issued to shareholders in reinvestment of distributions			1,292,205	2,652,823
Shares redeemed			(36,564,618)	(29,274,795)

Net increase (decrease) from capital stock transactions			(20,127,154)	11,440,985

Total net increase (decrease) from capital stock transactions	155,386	(3,196,773)	(23,790,760)	8,835,962

Total increase (decrease) in net assets	155,391	(3,196,783)	(22,237,912)	16,208,731

Net Assets at end of period	$13,898,862	$13,743,471	$194,577,898	$216,815,810

Undistributed net investment income	$—	$—	$83,385	$79,320
Capital Share transactions:
Class A Shares
Shares sold	9,289,159	7,588,372	682,691	583,443
Issued to shareholders in reinvestment of distributions	—	—	94,715	96,207
Shares redeemed	(8,679,197)	(9,591,047)	(871,910)	(811,677)

Net increase (decrease) from capital stock transactions	609,962	(2,002,675)	(94,504)	(132,027)

Class B Shares[1]
Shares sold	639,104	432,347	65,667	109,005
Issued to shareholders in reinvestment of distributions	—	—	11,533	13,132
Shares redeemed	(1,093,680)	(1,626,445)	(342,627)	(246,206)

Net decrease in shares outstanding	(454,576)	(1,194,098)	(265,427)	(124,069)

Class Y Shares[1]
Shares sold			1,437,823	3,711,454
Issued to shareholders in reinvestment of distributions			125,007	260,970
Shares redeemed			(3,544,853)	(2,827,511)

Net increase (decrease) from capital stock transactions			(1,982,023)	1,144,913

[1]	Class Y shares are not available for the Cash Reserves and Diversified Income Funds. Class B shares are not available for the Equity Income Fund.

See accompanying Notes to Financial Statements.

64

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

High Income Fund		Diversified Income Fund		Equity Income Fund		Large Cap Value Fund
2011	2010	2011	2010	2011	2010	2011	2010
$124,464,299	$110,789,238	$91,550,650	$89,335,868	$35,520,264	$100,000	$152,616,104	$144,045,940

7,763,690	8,819,647	2,120,021	2,687,644	(72,344)	(147,438)	2,277,582	1,820,931
4,106,214	3,644,532	3,845,446	3,501,819	4,751,173	2,840,764	7,698,135	1,022,315

(6,211,188)	3,941,701	220,319	4,941,504	(1,818,380)	(473,925)	5,024,639	10,451,675

5,658,716	16,405,880	6,185,786	11,130,967	2,860,449	2,219,401	15,000,356	13,294,921

(1,652,085)	(1,798,552)	(1,804,981)	(2,228,197)	—	—	(668,428)	(725,998)
(225,296)	(294,235)	(306,884)	(412,215)	—	—	(42,622)	(50,104)
(5,944,123)	(6,712,878)	—	—	—	—	(1,265,448)	(1,346,219)

—	—	—	—	(364,554)	(101,946)	—	—
—	—	—	—	(3,619,585)	(1,268,418)	—	—

(7,821,504)	(8,805,665)	(2,111,865)	(2,640,412)	(3,984,139)	(1,370,364)	(1,976,498)	(2,122,321)

3,839,404	3,588,382	8,593,838	5,295,937	1,705,545	2,839,934	4,933,316	2,959,402
1,356,721	1,467,582	1,765,457	2,162,726	351,254	98,577	655,541	712,650
(4,359,911)	(7,329,391)	(13,722,943)	(12,235,150)	(675,671)	(185,203)	(9,577,922)	(8,600,994)

836,214	(2,273,427)	(3,363,648)	(4,776,487)	1,381,128	2,753,308	(3,989,065)	(4,928,942)

193,454	506,875	1,855,392	1,823,730			665,658	519,225
198,809	247,976	302,436	405,805			42,129	49,582
(1,870,845)	(1,191,492)	(5,599,333)	(3,728,821)			(3,154,649)	(2,067,939)

(1,478,582)	(436,641)	(3,441,505)	(1,499,286)			(2,446,862)	(1,499,132)

11,647,172	6,634,044			40,372,210	31,992,664	5,796,947	16,397,421
274,445	3,516,706			43,676	—	—	1,346,219
(23,686,575)	(1,365,836)			(8,726,852)	(174,745)	(25,187,435)	(13,918,002)

(11,764,958)	8,784,914			31,689,034	31,817,919	(19,390,488)	3,825,638

(12,407,326)	6,074,846	(6,805,153)	(6,275,773)	33,070,162	34,671,227	(25,826,415)	(2,602,436)

(14,570,114)	13,675,061	(2,731,232)	2,214,782	31,946,472	35,420,264	(12,802,557)	8,570,164

$109,894,185	$124,464,299	$88,819,418	$91,550,650	$67,466,736	$35,520,264	$139,813,547	$152,616,104

$150,065	$88,964	$3,645	$4,151	$—	$—	$1,860,913	$1,560,083

544,373	527,390	741,735	501,317	168,040	280,239	399,608	266,163
193,424	215,307	153,220	203,967	35,966	10,261	54,765	63,066
(616,870)	(1,080,082)	(1,197,436)	(1,145,212)	(68,002)	(18,384)	(779,278)	(769,225)

120,927	(337,385)	(302,481)	(439,928)	136,004	272,116	(324,905)	(439,996)

26,987	73,405	160,437	171,222			54,739	46,992
27,913	35,940	26,138	38,099			3,558	4,439
(261,662)	(172,648)	(482,146)	(352,002)			(259,584)	(188,688)

(206,762)	(63,303)	(295,571)	(142,681)			(201,287)	(137,257)

1,708,180	983,835			4,164,918	3,187,518	478,071	1,461,378
39,333	519,886			4,957	—	—	119,240
(3,354,517)	(203,178)			(880,662)	(17,472)	(2,082,826)	(1,255,366)

(1,607,004)	1,300,543			3,289,213	3,170,046	(1,604,755)	325,252

See accompanying Notes to Financial Statements.

65

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

	Large Cap Growth Fund		Mid Cap Fund
Year Ended October 31,	2011	2010	2011	2010
Net Assets at beginning of period	$152,562,429	$161,452,910	$78,606,852	$44,757,843

Increase in net assets from operations:
Net investment income (loss)	80,676	359,526	(33,474)	(323,190)
Net realized gain (loss)	16,382,050	14,714,954	10,632,924	6,085,349
Net change in unrealized appreciation (depreciation)	(8,658,903)	7,785,473	(1,507,500)	5,278,024

Net increase (decrease) in net assets from operations	7,803,823	22,859,953	9,091,950	11,040,183

Distributions to shareholders from:
Net investment income
Class A	(58,148)	(159,641)	—	—
Class B	—	—	—	—
Class Y	(301,378)	(505,862)	—	—

Total distributions	(359,526)	(665,503)	—	—

Capital Stock transactions:
Class A Shares
Shares sold[1]	4,948,607	3,289,721	5,189,491	24,424,921
Issued to shareholders in reinvestment of distributions	57,439	156,733	—	3
Shares redeemed	(7,853,822)	(7,287,557)	(8,625,351)	(6,439,891)
Redemption fees.	—	—	—	—

Net increase (decrease) from capital stock transactions	(2,847,776)	(3,841,103)	(3,435,860)	17,985,033

Class B Shares
Shares sold[1]	708,800	699,132	520,038	5,957,725
Issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed	(3,269,113)	(2,014,084)	(3,229,600)	(1,425,469)
Redemption fees	—	—	—	—

Net increase (decrease) from capital stock transactions	(2,560,313)	(1,314,952)	(2,709,562)	4,532,256

Class Y Shares
Shares sold[1]	958,486	7,734,097	41,483,407	4,676,630
Issued to shareholders in reinvestment of distributions	119	505,862	—	—
Shares redeemed	(38,786,704)	(34,168,835)	(11,733,726)	(4,385,093)

Net increase (decrease) from capital stock transactions	(37,828,099)	(25,928,876)	29,749,681	291,537

Total net increase (decrease) from capital stock transactions	(43,236,188)	(31,084,931)	23,604,259	22,808,826

Total increase (decrease) in net assets	(35,791,891)	(8,890,481)	32,696,209	33,849,009

Net Assets at end of period	$116,770,538	$152,562,429	$111,303,061	$78,606,852

Undistributed net investment income	$79,708	$359,530	$—	$—
Capital Share transactions:
Class A Shares
Shares sold[1]	308,234	234,700	790,275	4,879,859
Issued to shareholders in reinvestment of distributions	3,597	10,892	—	1
Shares redeemed	(490,786)	(513,822)	(1,310,630)	(1,175,300)

Net increase (decrease) in shares outstanding	(178,955)	(268,230)	(520,355)	3,704,560

Class B Shares
Shares sold[1]	48,179	53,169	85,309	1,163,397
Issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed	(223,275)	(154,928)	(531,886)	(282,171)

Net increase (decrease) in shares outstanding	(175,096)	(101,759)	(446,577)	881,226

Class Y Shares
Shares sold[1]	60,055	543,286	6,347,479	450,561
Issued to shareholders in reinvestment of distributions	7	34,984	—	—
Shares redeemed	(2,441,064)	(2,443,465)	(1,832,006)	(792,589)

Net increase (decrease) from capital stock transactions	(2,381,002)	(1,865,195)	4,515,473	(342,028)

[1]	A portion of the shares sold in fiscal year 2010 for the Mid Cap and Small Cap Funds are merger related. See Note 12.

See accompanying Notes to Financial Statements.

66

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

Small Cap Fund		International Stock Fund
2011	2010	2011	2010
$32,042,388	$21,790,142	$102,780,265	$148,390,188

182,774	78,193	1,390,323	1,395,195
3,296,100	1,767,722	7,545,592	(1,295,384)
(209,651)	4,900,087	(10,559,684)	10,562,451

3,269,223	6,746,002	(1,623,769)	10,662,262

(12,733)	(1,513)	(333,583)	(571,003)
(903)	—	(38,465)	(86,425)
(176,780)	(80,058)	(1,149,092)	(2,166,283)

(190,416)	(81,571)	(1,521,140)	(2,823,711)

990,222	1,041,961	2,871,288	2,312,185
12,733	1,513	327,020	552,568
(536,474)	(288,770)	(4,977,102)	(3,834,327)
2,319	44	315	144

468,800	754,748	(1,778,479)	(969,430)

114,582	180,449	296,343	293,183
873	—	38,117	85,641
(128,820)	(55,843)	(1,142,294)	(922,843)
—	2	—	2

(13,365)	124,608	(807,834)	(544,017)

17,707	15,963,438	492,127	4,166,123
—	80,058	—	2,166,283
(15,088,495)	(13,335,037)	(28,548,647)	(58,267,433)

(15,070,788)	2,708,459	(28,056,520)	(51,935,027)

(14,615,353)	3,587,815	(30,642,833)	(53,448,474)

(11,536,546)	10,252,246	(33,787,742)	(45,609,923)

$20,505,842	$32,042,388	$68,992,523	$102,780,265

$498	$28,684	$1,428,662	$872,468

89,570	128,751	268,949	232,372
1,139	168	30,764	54,280
(49,774)	(31,090)	(469,641)	(389,148)

40,935	97,829	(169,928)	(102,496)

10,434	20,426	28,118	29,839
79	—	3,630	8,505
(12,137)	(5,863)	(108,680)	(94,387)

(1,624)	14,563	(76,932)	(56,043)

1,565	2,004,828	47,000	410,912
—	8,925	—	213,007
(1,369,753)	(1,543,701)	(2,693,985)	(5,680,169)

(1,368,188)	470,052	(2,646,985)	(5,056,250)

See accompanying Notes to Financial Statements.

67

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.02	$9.34	$8.53	$11.13	$10.53
Income from Investment Operations:
Net investment income[3]	0.25	0.27	0.24	0.28	0.24
Net realized and unrealized gain (loss) on investments	0.04	0.70	0.98	(2.58)	0.49

Total from investment operations	0.29	0.97	1.22	(2.30)	0.73
Less Distributions:
Distributions from net investment income	(0.37)	(0.29)	(0.41)	(0.27)	(0.12)
Distributions from capital gains	—	—	—	(0.03)	(0.01)

Total distributions	(0.37)	(0.29)	(0.41)	(0.30)	(0.13)
Net increase (decrease) in net asset value	(0.08)	0.68	0.81	(2.60)	0.60
Net Asset Value at end of period	$9.94	$10.02	$9.34	$8.53	$11.13
Total Return (%)[1]	3.00	10.58	14.91	(21.19)	6.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,293	$33,274	$27,225	$19,753	$16,003
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.92	1.14	1.79
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.40	2.79	2.80	2.75	3.00
Portfolio Turnover (%)[2]	26	50	38	90	39

CLASS B
Net Asset Value at beginning of period	$10.03	$9.34	$8.48	$11.07	$10.51
Income from Investment Operations:
Net investment income[3]	0.17	0.20	0.18	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.05	0.71	0.98	(2.55)	0.48

Total from investment operations	0.22	0.91	1.16	(2.37)	0.65
Less Distributions:
Distributions from net investment income	(0.31)	(0.22)	(0.30)	(0.19)	(0.08)
Distributions from capital gains	—	—	—	(0.03)	(0.01)

Total distributions	(0.31)	(0.22)	(0.30)	(0.22)	(0.09)
Net increase (decrease) in net asset value	(0.09)	0.69	0.86	(2.59)	0.56
Net Asset Value at end of period	$9.94	$10.03	$9.34	$8.48	$11.07
Total Return (%)[1]	2.19	9.87	14.09	(21.82)	6.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,203	$8,363	$6,287	$5,506	$4,173
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.68	1.89	2.53
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.67	2.04	2.16	2.01	2.01
Portfolio Turnover (%)[2]	26	50	38	90	39

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

68

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND (continued)

	Year Ended October 31,			Inception
	2011	2010	2009	to 10/31/08[1]
CLASS C
Net Asset Value at beginning of period	$10.04	$9.35	$8.48	$10.47
Income from Investment Operations:
Net investment income[7]	0.19	0.20	0.16	0.03
Net realized and unrealized gain (loss) on investments	0.03	0.71	1.01	(2.02)

Total from investment operations	0.22	0.91	1.17	(1.99)
Less Distributions:
Distributions from net investment income	(0.31)	(0.22)	(0.30)	—

Total distributions	(0.31)	(0.22)	(0.30)	—
Net increase (decrease) in net asset value	(0.09)	0.69	0.87	(1.99)
Net Asset Value at end of period	$9.95	$10.04	$9.35	$8.48
Total Return (%)[2]	2.19	9.86	14.21	(19.01)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,846	$5,417	$3,412	$2,198
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.87	2.67	[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.76	2.03	2.03	0.60	[4]
Portfolio Turnover (%)[6]	26	50	38	90	[3]

MODERATE ALLOCATION FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$9.63	$8.77	$7.84	$11.82	$10.65
Income from Investment Operations:
Net investment income[7]	0.16	0.18	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.22	0.83	0.93	(3.88)	1.12

Total from investment operations	0.38	1.01	1.08	(3.72)	1.29
Less Distributions:
Distributions from net investment income	(0.25)	(0.15)	(0.15)	(0.18)	(0.12)
Distributions from capital gains	—	—	—	(0.08)	(0.00)[5]

Total distributions	(0.25)	(0.15)	(0.15)	(0.26)	(0.12)
Net increase (decrease) in net asset value	0.13	0.86	0.93	(3.98)	1.17
Net Asset Value at end of period	$9.76	$9.63	$8.77	$7.84	$11.82
Total Return (%)[2]	3.97	11.68	14.12	(32.18)	12.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$84,321	$79,765	$64,631	$50,326	$56,312
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.78	0.79	0.89
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.64	1.98	1.93	1.41	1.45
Portfolio Turnover (%)[6]	20	54	30	83	21

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

69

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATEALLOCATION FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$9.58	$8.72	$7.80	$11.75	$10.63
Income from Investment Operations:
Net investment income[6]	0.08	0.10	0.10	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.21	0.84	0.92	(3.84)	1.11

Total from investment operations	0.29	0.94	1.02	(3.78)	1.20
Less Distributions:
Distributions from net investment income	(0.17)	(0.08)	(0.10)	(0.09)	(0.08)
Distributions from capital gains	—	—	—	(0.08)	—

Total distributions	(0.17)	(0.08)	(0.10)	(0.17)	(0.08)
Net increase (decrease) in net asset value	0.12	0.86	0.92	(3.95)	1.12
Net Asset Value at end of period	$9.70	$9.58	$8.72	$7.80	$11.75
Total Return (%)[2]	3.19	10.78	13.20	(32.64)	11.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$26,928	$25,002	$20,221	$17,728	$19,825
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.53	1.54	1.64
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.88	1.24	1.26	0.66	0.63
Portfolio Turnover (%)[5]	20	54	30	83	21

	Year Ended October 31,			Inception to 10/31/08[1]
	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$9.58	$8.72	$7.80	$10.61
Income from Investment Operations:
Net investment income[6]	0.08	0.10	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.22	0.84	0.93	(2.83)

Total from investment operations	0.30	0.94	1.02	(2.81)
Less Distributions:
Distributions from net investment income	(0.17)	(0.08)	(0.10)	—
Distributions from capital gains	—	—	—	—

Total distributions	(0.17)	(0.08)	(0.10)	—
Net increase (decrease) in net asset value	0.13	0.86	0.92	(2.81)
Net Asset Value at end of period	$9.71	$9.58	$8.72	$7.80
Total Return (%)[2]	3.19	10.89	13.20	(26.48)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,939	$3,856	$3,094	$2,149
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.74	2.38	[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.90	1.23	0.98	0.39	[4]
Portfolio Turnover (%)[5]	20	54	30	83	[3]

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

70

MEMBERS Mutual Funds  |  October 31, 2011

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AGGRESSIVE ALLOCATION FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$9.04	$8.12	$7.16	$12.53	$10.76
Income from Investment Operations:
Net investment income[4]	0.07	0.09	0.08	0.04	0.09
Net realized and unrealized gain (loss) on investments	0.32	0.92	0.92	(5.18)	1.83

Total from investment operations	0.39	1.01	1.00	(5.14)	1.92
Less Distributions:
Distributions from net investment income	(0.11)	(0.09)	(0.04)	(0.13)	(0.15)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.11)	(0.09)	(0.04)	(0.23)	(0.15)
Net increase (decrease) in net asset value	0.28	0.92	0.96	(5.37)	1.77
Net Asset Value at end of period	$9.32	$9.04	$8.12	$7.16	$12.53
Total Return (%)[2]	4.29	12.50	14.00	(41.73)	18.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,190	$27,823	$21,855	$14,975	$18,824
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	1.11	1.25	1.62
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.74	1.03	1.06	0.09	(0.33)
Portfolio Turnover (%)[3]	29	62	17	91	24

CLASS B
Net Asset Value at beginning of period	$8.96	$8.05	$7.12	$12.46	$10.74
Income from Investment Operations:
Net investment income (loss)[4]	0.00 [1]	0.03	0.03	(0.06)	0.00 [1]
Net realized and unrealized gain (loss) on investments	0.32	0.91	0.90	(5.14)	1.82

Total from investment operations	0.32	0.94	0.93	(5.20)	1.82
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	—	(0.04)	(0.10)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.05)	(0.03)	—	(0.14)	(0.10)
Net increase (decrease) in net asset value	0.27	0.91	0.93	(5.34)	1.72
Net Asset Value at end of period	$9.23	$8.96	$8.05	$7.12	$12.46
Total Return (%)[2]	3.54	11.67	13.06	(42.17)	17.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,975	$9,109	$7,518	$6,050	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.88	2.00	2.38
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.00)[1]	0.30	0.44	(0.73)	(1.06)
Portfolio Turnover (%)[3]	29	62	17	90	24

[1]	Amounts represent less than $0.005 per share.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

71

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND (continued)

	Year Ended October 31,			Inception to 10/31/08[1]
	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$8.97	$8.06	$7.12	$10.70
Income from Investment Operations:
Net investment income (loss)[8]	(0.02)	0.03	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.34	0.91	0.93	(3.52)

Total from investment operations	0.32	0.94	0.94	(3.58)
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	—	—

Total distributions	(0.05)	(0.03)	—	—
Net increase (decrease) in net asset value	0.27	0.91	0.94	(3.58)
Net Asset Value at end of period	$9.24	$8.97	$8.06	$7.12
Total Return (%)[2]	3.54	11.66	13.20	(33.46)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$828	$508	$470	$229
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	3.72	7.84 [4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45 [4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.32)	0.34	0.28	(1.23)[4]
Portfolio Turnover (%)[6]	29	62	17	91 [3]

CASH RESERVES FUND

	Year Ended October 31,
	2011		2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (loss)[8]	0.00		(0.00)[5]	0.00 [5]	0.02	0.05

Total from investment operations	0.00		(0.00)[5]	0.00 [5]	0.02	0.05
Less Distributions:
Distributions from net investment income	—		—	(0.00)[5]	(0.02)	(0.05)

Total distributions	—		—	(0.00)[5]	(0.02)	(0.05)
Net increase (decrease) in net asset value	0.00		(0.00)[5]	(0.00)[5]	—	—
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.00		0.00	0.07	2.26	4.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,298		$11,687	$13,690	$15,339	$12,494
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.55		0.55	0.80	1.02	1.09
After reimbursement and waiver of expenses by Adviser (%)	0.10	[7]	0.14 [7]	0.33	0.55	0.55
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00	[7]	0.00 [7]	0.07	2.16	4.64

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Ratio is net of fees waived by the adviser and distributor (See Note 3).
[8]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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MEMBERS Mutual Funds  |  October 31, 2011

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CASH RESERVES FUND (continued)

	Year Ended October 31,
	2011		2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (loss)[6]	0.00		(0.00)[4]	0.00 [4]	0.01	0.04

Total from investment operations	0.00		(0.00)[4]	0.00 [4]	0.01	0.04
Less Distributions:
Distributions from net investment income	—		—	(0.00)[4]	(0.01)	(0.04)

Total distributions	0.00		0.00	(0.00)[4]	(0.01)	(0.04)
Net increase (decrease) in net asset value	0.00		(0.00)[4]	(0.00)[4]	—	—
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.00		0.00	0.01	1.50	3.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,601		$2,056	$3,250	$4,655	$2,779
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.30		1.30	1.56	1.77	1.84
After reimbursement and waiver of expenses by Adviser (%)	0.10	[5]	0.14 [5]	0.40	1.30	1.30
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00	[5]	0.00 [5]	0.01	1.32	3.88

	For the Period Ended 6/14/07[1]
CLASS Y
Net Asset Value at beginning of period	$1.00
Income from Investment Operations:
Net investment income[6]	0.03

Total from investment operations	0.03
Less Distributions:
Distributions from net investment income	(0.03)

Total distributions	(0.03)
Net increase (decrease) in net asset value	0.00
Net Asset Value at end of period	$1.00
Total Return (%)[2]	N/A
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$—
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	[3]
After reimbursement of expenses by Adviser (%)	0.55	[3]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.62	[3]

[1]	Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Amounts represent less than $0.005 per share.
[5]	Ratio is net of fees waived by the adviser and distributor (see Note 3).
[6]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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MEMBERS Mutual Funds  |  October 31, 2011

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BOND FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.46	$10.11	$9.48	$9.78	$9.88
Income from Investment Operations:
Net investment income[3]	0.26	0.25	0.30	0.39	0.43
Net realized and unrealized gain (loss) on investments	0.13	0.35	0.63	(0.30)	(0.10)

Total from investment operations	0.39	0.60	0.93	0.09	0.33
Less Distributions:
Distributions from net investment income	(0.26)	(0.25)	(0.30)	(0.39)	(0.36)
Return of capital	—	—	—	—	(0.07)

Total distributions	(0.26)	(0.25)	(0.30)	(0.39)	(0.43)
Net increase (decrease) in net asset value	0.13	0.35	0.63	(0.30)	(0.10)
Net Asset Value at end of period	$10.59	$10.46	$10.11	$9.48	$9.78
Total Return (%)[1]	3.81	5.97	9.91	0.89	3.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,775	$44,238	$44,099	$37,882	$55,271
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.94	1.02	1.08
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.54	2.42	3.04	4.05	4.40
Portfolio Turnover (%)[2]	12	7	37	22	40

CLASS B
Net Asset Value at beginning of period	$10.46	$10.12	$9.48	$9.78	$9.88
Income from Investment Operations:
Net investment income[3]	0.19	0.17	0.23	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.12	0.34	0.64	(0.30)	(0.10)

Total from investment operations	0.31	0.51	0.87	0.02	0.25
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.23)	(0.32)	(0.29)
Return of capital	—	—	—	—	(0.06)

Total distributions	(0.18)	(0.17)	(0.23)	(0.32)	(0.35)
Net increase (decrease) in net asset value	0.13	0.34	0.64	(0.30)	(0.10)
Net Asset Value at end of period	$10.59	$10.46	$10.12	$9.48	$9.78
Total Return (%)[1]	3.04	5.08	9.20	0.13	2.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,678	$8,388	$9,363	$15,941	$26,507
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.65	1.65	1.69	1.77	1.83
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.78	1.68	2.37	3.29	3.65
Portfolio Turnover (%)[2]	12	7	37	22	40

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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BOND FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.46	$10.11	$9.47	$9.77	$9.88
Income from Investment Operations:
Net investment income[3]	0.29	0.27	0.32	0.42	0.45
Net realized and unrealized gain (loss) on investments	0.12	0.35	0.64	(0.30)	(0.11)

Total from investment operations	0.41	0.62	0.96	0.12	0.34
Less Distributions:
Distributions from net investment income	(0.29)	(0.27)	(0.32)	(0.42)	(0.38)
Return of capital	—	—	—	—	(0.07)

Total distributions	(0.29)	(0.27)	(0.32)	(0.42)	(0.45)
Net increase (decrease) in net asset value	0.12	0.35	0.64	(0.30)	(0.11)
Net Asset Value at end of period	$10.58	$10.46	$10.11	$9.47	$9.77
Total Return (%)[1]	4.03	6.23	10.30	1.14	3.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$145,125	$164,190	$147,145	$105,043	$34,542
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65	0.69	0.76	0.82
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.79	2.67	3.28	4.23	4.69
Portfolio Turnover (%)[2]	12	7	37	22	40

HIGH INCOME FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$7.10	$6.66	$5.57	$7.29	$7.36
Income from Investment Operations:
Net investment income[3]	0.48	0.51	0.46	0.47	0.53
Net realized and unrealized gain (loss) on investments	(0.16)	0.43	1.09	(1.65)	(0.08)

Total from investment operations	0.32	0.94	1.55	(1.18)	0.45
Less Distributions:
Distributions from net investment income	(0.47)	(0.50)	(0.46)	(0.54)	(0.52)

Total distributions	(0.47)	(0.50)	(0.46)	(0.54)	(0.52)
Net increase (decrease) in net asset value	(0.15)	0.44	1.09	(1.72)	(0.07)
Net Asset Value at end of period	$6.95	$7.10	$6.66	$5.57	$7.29
Total Return (%)[1]	4.61	14.73	28.98	(17.24)	6.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$25,299	$24,986	$25,684	$17,818	$35,610
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.05	1.14	1.21
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.73	7.38	7.78	6.77	7.10
Portfolio Turnover (%)[2]	55	47	73	59	74

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

75

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$7.19	$6.74	$5.63	$7.32	$7.39
Income from Investment Operations:
Net investment income[3]	0.44	0.46	0.44	0.45	0.49
Net realized and unrealized gain (loss) on investments	(0.17)	0.44	1.09	(1.70)	(0.09)

Total from investment operations	0.27	0.90	1.53	(1.25)	0.40
Less Distributions:
Distributions from net investment income	(0.41)	(0.45)	(0.42)	(0.44)	(0.47)

Total distributions	(0.41)	(0.45)	(0.42)	(0.44)	(0.47)
Net increase (decrease) in net asset value	(0.14)	0.45	1.11	(1.69)	(0.07)
Net Asset Value at end of period	$7.05	$7.19	$6.74	$5.63	$7.32
Total Return (%)[1]	3.89	13.86	28.08	(17.93)	5.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,023	$4,571	$4,711	$5,833	$12,255
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.75	1.75	1.81	1.90	1.96
After reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.01	6.62	7.01	6.04	6.37
Portfolio Turnover (%)[2]	55	47	73	59	74

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$7.09	$6.65	$5.56	$7.30	$7.36
Income from Investment Operations:
Net investment income[3]	0.49	0.52	0.47	0.48	0.51
Net realized and unrealized gain (loss) on investments	(0.16)	0.44	1.10	(1.65)	(0.03)

Total from investment operations	0.33	0.96	1.57	(1.17)	0.48
Less Distributions:
Distributions from net investment income	(0.50)	(0.52)	(0.48)	(0.57)	(0.54)

Total distributions	(0.50)	(0.52)	(0.48)	(0.57)	(0.54)
Net increase (decrease) in net asset value	(0.17)	0.44	1.09	(1.74)	(0.06)
Net Asset Value at end of period	$6.92	$7.09	$6.65	$5.56	$7.30
Total Return (%)[1]	4.81	15.04	29.35	(17.09)	6.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$81,572	$94,907	$80,394	$33,127	$21,115
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.75	0.75	0.80	0.89	0.94
After reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.00	7.61	8.04	7.03	7.43
Portfolio Turnover (%)[2]	55	47	73	59	74

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

76

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$11.16	$10.17	$9.92	$13.24	$13.20
Income from Investment Operations:
Net investment income[3]	0.29	0.34	0.38	0.45	0.49
Net realized and unrealized gain (loss) on investments	0.52	0.98	0.28	(2.30)	0.27

Total from investment operations	0.81	1.32	0.66	(1.85)	0.76
Less Distributions:
Distributions from net investment income	(0.29)	(0.33)	(0.41)	(0.47)	(0.49)
Distributions from capital gains	—	—	—	(1.00)	(0.23)

Total distributions	(0.29)	(0.33)	(0.41)	(1.47)	(0.72)
Net increase (decrease) in net asset value	0.52	0.99	0.25	(3.32)	0.04
Net Asset Value at end of period	$11.68	$11.16	$10.17	$9.92	$13.24
Total Return (%)[1]	7.32	13.15	7.07	(15.39)	5.95
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$72,913	$73,040	$71,014	$70,095	$90,254
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.27	1.29	1.25
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.51	3.10	3.98	3.94	3.73
Portfolio Turnover (%)[2]	17	24	28	15	62

CLASS B
Net Asset Value at beginning of period	$11.22	$10.22	$9.96	$13.25	$13.22
Income from Investment Operations:
Net investment income[3]	0.20	0.26	0.32	0.39	0.40
Net realized and unrealized gain (loss) on investments	0.52	0.99	0.28	(2.34)	0.26

Total from investment operations	0.72	1.25	0.60	(1.95)	0.66
Less Distributions:
Distributions from net investment income	(0.20)	(0.25)	(0.34)	(0.34)	(0.40)
Distributions from capital gains	—	—	—	(1.00)	(0.23)

Total distributions	(0.20)	(0.25)	(0.34)	(1.34)	(0.63)
Net increase (decrease) in net asset value	0.52	1.00	0.26	(3.29)	0.03
Net Asset Value at end of period	$11.74	$11.22	$10.22	$9.96	$13.25
Total Return (%)[1]	6.47	12.35	6.24	(16.01)	5.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,906	$18,511	$18,322	$28,156	$57,581
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.85	1.85	2.04	2.04	2.00
After reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.77	2.35	3.33	3.18	2.99
Portfolio Turnover (%)[2]	17	24	28	15	62

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

77

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

EQUITY INCOME FUND

	Year Ended 10/31/11	Inception to 10/31/10[1]

CLASS A
Net Asset Value at beginning of period	$10.27	$10.00
Income from Investment Operations:
Net investment loss[4]	—	(0.04)
Net realized and unrealized gain on investments	0.50	0.71

Total from investment operations	0.50	0.67
Less Distributions:
Distributions from capital gains	(1.01)	(0.40)

Total distributions	(1.01)	(0.40)
Net increase in net asset value	(0.51)	0.27
Net Asset Value at end of period	$9.76	$10.27
Total Return (%)[2]	5.22	7.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,072	$2,886
Ratios of expenses to average net assets:	1.25	1.25
Ratio of net investment income to average net assets	(0.44)	(0.64)
Portfolio Turnover (%)[3]	107	58

CLASS Y
Net Asset Value at beginning of period	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)[4]	0.03	(0.04)
Net realized and unrealized gain on investments	0.50	0.73

Total from investment operations	0.53	0.69
Less Distributions:
Distributions from capital gains	(1.01)	(0.40)

Total distributions	(1.01)	(0.40)
Net increase in net asset value	(0.48)	0.29
Net Asset Value at end of period	$9.81	$10.29
Total Return (%)[2]	5.51	7.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,395	$32,634
Ratios of expenses to average net assets	1.00	1.00
Ratio of net investment income to average net assets	(0.15)	(0.46)
Portfolio Turnover (%)[3]	107	58

[1]	Fund was seeded on October 31, 2009.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire period.
[4]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

78

MEMBERS Mutual Funds  |  October 31, 2011

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LARGE CAP VALUE FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$11.40	$10.57	$10.60	$16.91	$15.47
Income from Investment Operations:
Net investment income[3]	0.18	0.12	0.20	0.28	0.22
Net realized and unrealized gain (loss) on investments	0.98	0.85	(0.01)	(6.30)	1.45

Total from investment operations	1.16	0.97	0.19	(6.02)	1.67
Less Distributions:
Distributions from net investment income	(0.14)	(0.14)	(0.22)	(0.19)	(0.23)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.14)	(0.14)	(0.22)	(0.29)	(0.23)
Net increase (decrease) in net asset value	1.02	0.83	(0.03)	(6.31)	1.44
Net Asset Value at end of period	$12.42	$11.40	$10.57	$10.60	$16.91
Total Return (%)[1]	10.27	9.22	2.08	(36.17)	10.88
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,271	$53,520	$54,242	$58,075	$116,358
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.19	1.16	1.13
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.18	1.16	1.13
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.44	1.07	2.00	1.87	1.32
Portfolio Turnover (%)[2]	39	70	86	55	47

CLASS B
Net Asset Value at beginning of period	$11.20	$10.38	$10.42	$16.61	$15.20
Income from Investment Operations:
Net investment income[3]	0.12	0.06	0.19	0.27	0.16
Net realized and unrealized gain (loss) on investments	0.94	0.82	(0.08)	(6.29)	1.36

Total from investment operations	1.06	0.88	0.11	(6.02)	1.52
Less Distributions:
Distributions from net investment income	(0.05)	(0.06)	(0.15)	(0.07)	(0.11)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.05)	(0.06)	(0.15)	(0.17)	(0.11)
Net increase (decrease) in net asset value	1.01	0.82	(0.04)	(6.19)	1.41
Net Asset Value at end of period	$12.21	$11.20	$10.38	$10.42	$16.61
Total Return (%)[1]	9.52	8.45	1.23	(36.59)	10.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,199	$8,863	$9,637	$14,993	$43,146
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.91	1.91	1.95	1.91	1.89
After reimbursement of expenses by Adviser (%)	1.91	1.91	1.94	1.91	1.88
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.70	0.31	1.36	1.11	0.61
Portfolio Turnover (%)[2]	39	70	86	55	47

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

79

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$11.42	$10.58	$10.62	$16.93	$15.48
Income from Investment Operations:
Net investment income[4]	0.23	0.15	0.18	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.97	0.86	0.03	(6.20)	1.51

Total from investment operations	1.20	1.01	0.21	(5.98)	1.72
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.25)	(0.23)	(0.27)
Return of capital	—	—	—	(0.10)	—

Total distributions	(0.18)	(0.17)	(0.25)	(0.33)	(0.27)
Net increase (decrease) in net asset value	1.02	0.84	(0.04)	(6.31)	1.45
Net Asset Value at end of period	$12.44	$11.42	$10.58	$10.62	$16.93
Total Return (%)[1]	10.53	9.58	2.24	(35.97)	11.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$78,344	$90,233	$80,167	$54,828	$47,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.91	0.93	0.91	0.87
After reimbursement of expenses by Adviser (%)	0.91	0.91	0.93	0.91	0.88
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.69	1.31	2.12	2.07	1.47
Portfolio Turnover (%)[3]	39	70	86	55	47
LARGE CAP GROWTH FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$15.20	$13.15	$11.07	$17.39	$14.70
Income from Investment Operations:
Net investment income (loss)[4]	(0.01)	0.02	0.05	0.03	(0.00)[2]
Net realized and unrealized gain (loss) on investments	0.83	2.08	2.05	(6.35)	2.69

Total from investment operations	0.82	2.10	2.10	(6.32)	2.69
Less Distributions:
Distributions from net investment income	(0.02)	(0.05)	(0.02)	—	—

Total distributions	(0.02)	(0.05)	(0.02)	—	—
Net increase (decrease) in net asset value	0.80	2.05	2.08	(6.32)	2.69
Net Asset Value at end of period	$16.00	$15.20	$13.15	$11.07	$17.39
Total Return (%)[1]	5.39	15.96	18.99	(36.34)	18.30
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,068	$48,389	$45,398	$38,538	$68,253
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.31	1.34	1.43
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.05)	0.13	0.41	0.18	(0.02)
Portfolio Turnover (%)[3]	77	79	105	141	93

[1]	Total return without applicable sales charge.
[2]	Amounts represent less than $0.005 per share.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

80

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$13.99	$12.16	$10.30	$16.29	$13.88
Income from Investment Operations:
Net investment income (loss)[3]	(0.13)	(0.08)	(0.02)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	0.78	1.91	1.88	(5.88)	2.54

Total from investment operations	0.65	1.83	1.86	(5.99)	2.41
Net increase (decrease) in net asset value	0.65	1.83	1.86	(5.99)	2.41
Net Asset Value at end of period	$14.64	$13.99	$12.16	$10.30	$16.29
Total Return (%)[1]	4.65	15.05	18.06	(36.77)	17.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,581	$9,698	$9,665	$13,580	$36,147
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.95	1.95	2.07	2.10	2.18
After reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.79)	(0.62)	(0.30)	(0.56)	(0.76)
Portfolio Turnover (%)[2]	77	79	105	141	93

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$15.30	$13.23	$11.14	$17.45	$14.72
Income from Investment Operations:
Net investment income[3]	0.04	0.07	0.06	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.82	2.08	2.07	(6.37)	2.71

Total from investment operations	0.86	2.15	2.13	(6.31)	2.73
Less Distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.04)	—	—

Total distributions	(0.05)	(0.08)	(0.04)	—	—
Net increase (decrease) in net asset value	0.81	2.07	2.09	(6.31)	2.73
Net Asset Value at end of period	$16.11	$15.30	$13.23	$11.14	$17.45
Total Return (%)[1]	5.63	16.26	19.26	(36.16)	18.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,122	$94,475	$106,390	$70,203	$52,811
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.95	0.95	1.06	1.09	1.16
After reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.22	0.38	0.63	0.45	0.19
Portfolio Turnover (%) [2]	77	79	105	141	93

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

81

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$5.95	$4.95	$4.08	$7.45	$6.27
Income from Investment Operations:
Net investment loss[4]	(0.00)[1]	(0.02)	(0.03)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	0.65	1.02	0.90	(3.28)	1.25

Total from investment operations	0.65	1.00	0.87	(3.32)	1.18
Less Distributions:
Distributions from capital gains	—	—	—	(0.05)	—

Total distributions	—	—	—	(0.05)	—
Net increase (decrease) in net asset value	0.65	1.00	0.87	(3.37)	1.18
Net Asset Value at end of period	$6.60	$5.95	$4.95	$4.08	$7.45
Total Return (%)[2]	10.92	20.20	21.03	(44.71)	18.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,865	$42,627	$17,138	$14,241	$33,459
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40	1.56	1.44	1.50
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.40	1.33
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.05)	(0.50)	(0.61)	(0.56)	(0.87)
Portfolio Turnover (%)[3]	70	68	198	127	109

CLASS B
Net Asset Value at beginning of period	$5.49	$4.60	$3.83	$7.04	$5.96
Income from Investment Operations:
Net investment loss[4]	(0.06)	(0.05)	(0.06)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	0.61	0.94	0.83	(3.06)	1.21

Total from investment operations	0.55	0.89	0.77	(3.16)	1.08
Less Distributions:
Distributions from capital gains	—	—	—	(0.05)	—

Total distributions	—	—	—	(0.05)	—
Net increase (decrease) in net asset value	0.55	0.89	0.77	(3.21)	1.08
Net Asset Value at end of period	$6.04	$5.49	$4.60	$3.83	$7.04
Total Return (%)[2]	10.02	19.35	20.10	(45.18)	17.92
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,181	$9,879	$4,231	$4,891	$13,598
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.15	2.15	2.32	2.19	2.25
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.15	2.08
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.79)	(1.24)	(1.34)	(1.32)	(1.62)
Portfolio Turnover (%)[3]	70	68	198	127	109

[1]	Amounts represent less than $0.005 per share.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment loss calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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MID CAP FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$6.01	$5.00	$4.11	$7.47	$6.27
Income from Investment Operations:
Net investment income (loss)[7]	0.01	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.67	1.02	0.90	(3.29)	1.23

Total from investment operations	0.68	1.01	0.89	(3.31)	1.20
Less Distributions:
Distributions from capital gains	—	—	—	(0.05)	—

Total distributions	—	0.00	—	(0.05)	—
Net increase (decrease) in net asset value	0.68	1.01	0.89	(3.36)	1.20
Net Asset Value at end of period	$6.69	$6.01	$5.00	$4.11	$7.47
Total Return (%)[2]	11.31	20.20	21.65	(44.66)	19.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,257	$26,101	$23,389	$17,649	$32,631
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15	1.30	1.19	1.22
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.15	1.11
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.18	(0.23)	(0.37)	(0.27)	(0.62)
Portfolio Turnover (%)[5]	70	68	198	127	109

SMALL CAP FUND
	Year Ended October 31,				Inception to 10/31/07[1]
	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$9.93	$8.24	$7.29	$10.36	$10.00
Income from Investment Operations:
Net investment income[7]	0.04	0.00 [6]	0.03	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.86	1.70	0.94	(3.07)	0.30

Total from investment operations	0.90	1.70	0.97	(2.85)	0.36
Redemption Fees (see Note 2)	0.01	—	—	—	—
Less Distributions:
Distributions from investment income	(0.05)	(0.01)	(0.02)	(0.05)	—
Distributions from capital gains	—	—	—	(0.17)	—

Total distributions	(0.05)	(0.01)	(0.02)	(0.22)	—
Net increase (decrease) in net asset value	0.86	1.69	0.95	(3.07)	0.36
Net Asset Value at end of period	$10.79	$9.93	$8.24	$7.29	$10.36
Total Return (%)[2]	9.12	20.60	13.30	(28.02)	3.60	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,201	$2,540	$1,301	$883	$6,098
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	2.85	2.18	2.61	[4]
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.33	0.04	0.50	0.56	0.71	[4]
Portfolio Turnover (%)[5]	15	40	21	55	14	[3]

[1]	Commenced investment operations December 27, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	Amounts represent less than $0.005 per share.
[7]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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SMALL CAP FUND (continued)

	Year Ended October 31,				Inception to 10/31/07[1]
	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$9.78	$8.18	$7.24	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)[7]	(0.06)	(0.07)	(0.02)	0.03	(0.00)[5]
Net realized and unrealized gain (loss) on investments	0.86	1.67	0.94	(2.91)	0.29

Total from investment operations	0.80	1.60	0.92	(2.88)	0.29
Redemption Fees (see Note 2)	—	—	0.02	0.02	0.00	[4]
Less Distributions:
Distributions from net investment income	(0.03)	—	—	—	—
Distributions from capital gains	—	—	—	(0.17)	—

Total distributions	(0.03)	0.00	—	(0.17)	—
Net increase (decrease) in net asset value	0.77	1.60	0.94	(3.05)	0.29
Net Asset Value at end of period	$10.55	$9.78	$8.18	$7.24	$10.29
Total Return (%)[2]	8.20	19.56	12.98	(28.38)	2.90	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$266	$262	$100	$67	$200
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.25	2.25	11.03	7.88	11.24	[4]
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25	2.25	2.25	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.42)	(0.72)	(0.22)	(0.19)	(0.01)[4]
Portfolio Turnover (%)[6]	15	40	21	55	14	[3]

	Year Ended October 31,				Inception to 10/31/07[1]
	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$9.91	$8.22	$7.31	$10.37	$9.82
Income from Investment Operations:
Net investment income[7]	0.07	0.03	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.85	1.69	0.92	(2.88)	0.50

Total from investment operations	0.92	1.72	0.97	(2.82)	0.55
Less Distributions:
Distributions from net investment income	(0.06)	(0.03)	(0.06)	(0.07)	—
Distributions from capital gains	—	—	—	(0.17)	—

Total distributions	(0.06)	(0.03)	(0.06)	(0.24)	—
Net increase (decrease) in net asset value	0.86	1.69	0.91	(3.06)	0.55
Net Asset Value at end of period	$10.77	$9.91	$8.22	$7.31	$10.37
Total Return (%)[2]	9.29	20.90	13.53	(27.71)	5.60	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,039	$29,240	$20,389	$13,453	$14,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.25	1.52	1.61	1.91	[4]
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.25	1.25	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.69	0.29	0.77	0.81	0.99	[4]
Portfolio Turnover (%)[6]	15	40	21	55	14	[3]

[1]	Commenced investment operations December 27, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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INTERNATIONAL STOCK FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.58	$9.94	$8.47	$17.05	$15.66
Income from Investment Operations:
Net investment income[4]	0.16	0.12	0.15	0.23	0.16
Net realized and unrealized gain (loss) on investments	(0.47)	0.77	1.69	(6.06)	2.92

Total from investment operations	(0.31)	0.89	1.84	(5.83)	3.08
Redemption Fees (see Note 2)	0.00 [1]	—	—	—	—
Less Distributions:
Distributions from net investment income	(0.15)	(0.25)	(0.16)	(0.24)	(0.11)
Distributions from capital gains	—	—	(0.21)	(2.51)	(1.58)

Total distributions	(0.15)	(0.25)	(0.37)	(2.75)	(1.69)
Net increase (decrease) in net asset value	(0.46)	0.64	1.47	(8.58)	1.39
Net Asset Value at end of period	$10.12	$10.58	$9.94	$8.47	$17.05
Total Return (%)[2]	(3.00)	9.01	22.82	(40.46)	21.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,763	$23,505	$23,094	$19,040	$52,145
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.73	1.93	1.89
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.45	1.19	1.81	1.67	0.99
Portfolio Turnover (%)[3]	44	52	82	69	79

CLASS B
Net Asset Value at beginning of period	$10.39	$9.76	$8.33	$16.79	$15.45
Income from Investment Operations:
Net investment income[4]	0.08	0.05	0.14	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.47)	0.75	1.60	(6.01)	2.84

Total from investment operations	(0.39)	0.80	1.74	(5.83)	2.92
Less Distributions:
Distributions from net investment income	(0.08)	(0.17)	(0.10)	(0.12)	—
Distributions from capital gains	—	—	(0.21)	(2.51)	(1.58)

Total distributions	(0.08)	(0.17)	(0.31)	(2.63)	(1.58)
Net increase (decrease) in net asset value	(0.47)	0.63	1.43	(8.46)	1.34
Net Asset Value at end of period	$9.92	$10.39	$9.76	$8.33	$16.79
Total Return (%)[2]	(3.77)	8.26	21.91	(40.95)	20.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,872	$4,854	$5,109	$6,237	$15,630
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.35	2.35	2.49	2.69	2.64
After reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.72	0.43	1.09	1.04	0.41
Portfolio Turnover (%)[3]	44	52	82	69	79

[1]	Amounts represent less than $0.005 per share.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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INTERNATIONAL STOCK FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.59	$9.95	$8.48	$17.08	$15.68
Income from Investment Operations:
Net investment income[3]	0.21	0.22	0.16	0.31	0.17
Net realized and unrealized gain (loss) on investments	(0.49)	0.69	1.70	(6.12)	2.96

Total from investment operations	(0.28)	0.91	1.86	(5.81)	3.13
Less Distributions:
Distributions from net investment income	(0.18)	(0.27)	(0.18)	(0.28)	(0.15)
Distributions from capital gains	—	—	(0.21)	(2.51)	(1.58)

Total distributions	(0.18)	(0.27)	(0.39)	(2.79)	(1.73)
Net increase (decrease) in net asset value	(0.46)	0.64	1.47	(8.60)	1.40
Net Asset Value at end of period	$10.13	$10.59	$9.95	$8.48	$17.08
Total Return (%)[1]	(2.85)	9.28	23.25	(40.41)	21.59
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,358	$74,421	$120,187	$81,569	$60,525
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.35	1.47	1.68	1.66
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.70	1.42	2.07	2.25	1.48
Portfolio Turnover (%)[2]	44	52	82	69	79

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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Notes to Financial Statements

1. ORGANIZATION

The MEMBERS Mutual Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers thirteen funds (individually, a “Fund,” collectively, the “Funds”). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income Fund, Small Cap Fund, and the International Stock Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds (collectively, the “Core Funds”), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”). The Core Funds, excluding the Cash Reserves, Diversified Income and Equity Income Funds, offer three classes of shares: Class A, B and Y, the Allocation Funds offer three classes of shares: Class A, B and C. The Cash Reserves Fund and the Diversified Income Fund offer two classes of shares: Class A and B, and the Equity Income Fund offers two classes of shares: Class A and Y. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: Equity securities and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Total net assets are determined by adding

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the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Because the assets of the Allocation Funds consist primarily of shares of underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded except for the Equity Income Fund, where they are valued at the mean of the best bid and best ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Funds’ Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair” value any of the investments of these Funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A Fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated at as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters (generally, tracking valuation correlations between the U.S. market and each non-U.S. security) established by the Committee and approved by the Funds.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

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Notes to Financial Statements

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2011, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the Funds’ financial statements.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each Fund, except the Cash Reserves Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Net realized gains of $3,040,357 are included in the Statements of Operations under the heading “Net realized loss on investments” for the International Stock Fund. The Cash Reserves Fund can only invest in U.S. dollar-denominated foreign money market securities.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or

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closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2011, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Futures Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a Fund enters into a futures contract, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. The Fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2011, none of the Funds had open futures contracts.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. At October 31, 2011, investments in securities of the Bond, High Income and Diversified Income Funds include issues that are illiquid. The aggregate values of illiquid securities held by Bond, High Income and Diversified Income were $2,938,256, $867,750 and $1,682,031, respectively, which represent 1.5%, 0.8% and 1.9% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2011, which includes cost and acquisition date, is as follows:

	Acquisition Date	Acquisition Cost
Security:
Bond Fund
American Association of Retired Persons	5/16/02	$793,403
ERAC USA Finance LLC	12/16/04	629,355
WM Wrigley Jr. Co.	6/21/10	1,239,008

		$2,661,766
High Income Fund
Affinion Group Inc.	Various	$671,000
Gulfmark Offshore Inc.	Various	199,416

		$870,416
Diversified Income Fund
American Association of Retired Persons	5/16/02	$793,403
ERAC USA Finance LLC	12/16/04	355,722
WM Wrigley Jr. Co.	6/21/10	279,776

		$1,428,901

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty

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does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2011, none of the Funds had entered into such transactions.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2011 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$(198)	$621,872	$(621,674)
Moderate Allocation	—	987,621	(987,621)
Aggressive Allocation	(2)	151,064	(151,062)
Cash Reserves	—	—	—
Bond	—	(24,524)	24,524
High Income	1	118,915	(118,916)
Diversified Income	2	(8,662)	8,660
Equity Income	—	72,344	(72,344)
Large Cap Value	3	(254)	251
Large Cap Growth	5	(972)	967
Mid Cap	(33,486)	33,474	12
Small Cap	(2,322)	(20,544)	22,866
International Stock	(315)	687,011	(686,696)

Redemption Fees: The Small Cap and the International Stock Funds will deduct a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the Fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

Fair Value Measurements: Each Fund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in, or pay to transfer a liability in, an orderly transaction with an independent buyer in the principal or most advantageous market of the investment or liability. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

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Notes to Financial Statements

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multidimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. As of October 31, 2011, none of the Funds held securities deemed as a Level 3.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments carried at market value (please see the Portfolio of Investments for each Fund for a listing of all securities within each caption):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2011
Conservative Allocation	$49,234,591	$—	$—	$49,234,591
Moderate Allocation	115,199,610	—	—	115,199,610
Aggressive Allocation	41,062,634	—	—	41,062,634
Cash Reserves[1]	611,856	13,122,577	—	13,734,433
Bond
Asset Backed	—	2,254,713	—	2,254,713
Corporate Notes and Bonds	—	35,397,166	—	35,397,166
Mortgage Backed	—	22,087,747	—	22,087,747
U.S. Government and Agency Obligations	—	119,343,600	—	119,343,600
Investment Companies	11,806,527	—	—	11,806,527

	11,806,527	179,083,226	—	190,889,753
High Income
Preferred Stocks	782,775	—		782,775
Corporate Notes and Bonds	—	102,692,342	—	102,692,342
Investment Companies	6,006,384	—	—	6,006,384

	6,789,159	102,692,342	—	109,481,501
Diversified Income
Common Stocks	46,341,208	—	—	46,341,208
Asset Backed	—	585,608	—	585,608
Corporate Notes and Bonds	—	15,254,478	—	15,254,478
Mortgage Backed	—	8,661,545	—	8,661,545
U.S. Government and Agency Obligations	—	12,442,532	—	12,442,532
Investment Companies	5,118,672	—	—	5,118,672

	51,459,880	36,944,163	—	88,404,043

[1]	At October 31, 2011, all Level 2 securities held are Short Term Investments, see respective Portfolio of Investments.

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	Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	10/31/2011
Equity Income
Assets:
Common Stocks	48,953,013	—	—	48,953,013
Repurchase Agreement	—	18,742,208	—	18,742,208
Investment Companies	1,738,200	—	—	1,738,200

	50,691,213	18,742,208	—	69,433,421

Liabilities:
Options Written	1,989,802	—	—	1,989,802
Large Cap Value
Common Stocks	136,358,334	—	—	136,358,334
Investment Companies	3,455,499	—	—	3,455,499

	139,813,833	—	—	139,813,833

Large Cap Growth
Common Stocks	111,314,376	—	—	111,314,376
Investment Companies	4,456,158	—	—	4,456,158

	115,770,534	—	—	115,770,534

Mid Cap
Common Stocks	105,600,924	—	—	105,600,924
Investment Companies	5,993,941	—	—	5,993,941

	111,594,865	—	—	111,594,865

Small Cap
Common Stocks	$19,859,804	$—	$—	$19,859,804
Investment Companies	266,002	—	—	266,002

	20,125,806	—	—	20,125,806
International Stock
Common Stocks
Australia	—	2,941,386	—	2,941,386
Belgium	—	1,822,872	—	1,822,872
Brazil	—	2,253,253	—	2,253,253
Canada	—	1,192,317	—	1,192,317
China	—	572,961	—	572,961
Finland	—	880,658	—	880,658
France	—	7,284,403	—	7,284,403
Germany	—	4,849,189	—	4,849,189
Ireland	710,619	—	—	710,619
Italy	—	713,488	—	713,488
Japan	—	11,471,659	—	11,471,659
Netherland	—	1,139,031	—	1,139,031
New Zealand	—	609,166		609,166
Norway	—	477,543	—	477,543
Russia	—	1,063,769	—	1,063,769
South Africa	486,030	—	—	486,030
South Korea	—	1,716,254	—	1,716,254
Spain	—	1,238,130	—	1,238,130
Sweden	—	1,644,280		1,644,280
Switzerland	—	3,506,298	—	3,506,298
Turkey	427,986	335,408	—	763,394
United Kingdom	—	19,937,224	—	19,937,224
Investment Companies	1,672,283	—	—	1,672,283

	3,296,918	65,649,289	—	68,946,207

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Notes to Financial Statements

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended October 31, 2011.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2011:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	—	Options written	$1,989,802

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2011:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$2,019,779	$311,712

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year. The adviser is in the process of assessing the impact of the updated standards on the Trust’s financial statements.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement: For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds (collectively, the “Allocation Funds”);

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0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.85% for the Equity Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.75% for the Mid Cap Fund; 1.00% for the Small Cap Fund; and 1.05% for the International Stock Fund. Except for the Allocations Funds and the Equity Income Fund, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2011, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, and Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $46,666 for Class A Shares and $6,713 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.25% for each of the Conservative, Moderate and Aggressive Allocation Funds; 0.15% for the Cash Reserves Fund; 0.15% for the Bond Fund; 0.20% for the High Income Fund; 0.20% for the Diversified Income Fund; 0.15% for the Equity Income Fund; 0.36% for the Large Cap Value Fund; 0.20% for the Large Cap Growth Fund; 0.40% for the Mid Cap Fund; 0.25% for the Small Cap Fund; and 0.30% for the International Stock Fund. The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee by the Funds.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $6,416 for Class A Shares and $840 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement. Mosaic Funds Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted distribution and/or service plans (the “Plans”) with respect to the Trust’s Class A, B, and C shares pursuant to Rule 12b–1 under the 1940 Act. Under the Plans, the Trust will pay service fees to MFD for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees to MFD for Class B and Class C shares at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to their respective classes. The distribution fees are used to reimburse MFD for its distribution expenses with respect to Class B and Class C shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used by MFD to compensate selling brokers and others for providing personal and account maintenance services to shareholders. Fees incurred by the Funds under the Plans are detailed in the statement of operations.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell

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Notes to Financial Statements

Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the period November 1, 2010 through October 31, 2011, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$129,272	$23,131	$1,698	$15,282	$23,131	$1,698
Moderate Allocation	410,804	57,365	727	49,539	57,365	727
Aggressive Allocation	155,408	20,055	128	18,427	20,055	128
Cash Reserves	—	4,269		—	4,269
Bond	51,081	7,304		6,113	7,304
High Income	33,650	5,044		4,516	5,044
Diversified Income	128,283	12,861		16,625	12,861
Equity Income	35,956	—		4,848	—
Large Cap Value	51,745	9,042		6,491	9,042
Large Cap Growth	61,007	10,179		7,296	10,179
Mid Cap	45,414	5,894		4,992	5,894
Small Cap	5,539	195		587	195
International Stock	35,531	4,201		4,148	4,201

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the distributor waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $12,592 and are reflected as fees waived in the accompanying Statement of Operations. The distributor does not have the right to recoup these waived fees.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the Audit Committee and Nominating and Governance Committee chairpersons.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Bond Fund, High Income Fund and Diversified Income Fund declare and reinvest dividends, if any, monthly. The Conservative Allocation and Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and the International Stock Fund declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2011, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

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Notes to Financial Statements

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$14,381,591	$12,275,159
Moderate Allocation	—	—	25,603,460	22,302,085
Aggressive Allocation	—	—	14,000,105	11,857,599
Bond	20,365,106	28,591,975	804,096	4,444,589
High Income	—	—	59,437,735	70,093,835
Diversified Income	2,574,767	3,278,297	12,240,823	20,170,185
Equity Income	—	—	58,211,686	36,049,968
Large Cap Value	—	—	56,679,406	83,127,341
Large Cap Growth	—	—	102,653,573	145,146,017
Mid Cap	—	—	83,521,702	59,171,152
Small Cap	—	—	4,036,359	18,534,920
International Stock	—	—	37,430,018	66,770,624

6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

Transactions in option contracts during the period ended October 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	5,256	$1,154,193
Options written during the period	23,742	5,069,548
Options expired during the period	(6,430)	(1,192,849)
Options closed during the period	(5,480)	(1,407,845)
Options assigned during the period	(8,756)	(1,877,548)

Options outstanding, end of period	8,332	$1,745,499

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities, however, the Cash Reserves Fund is limited to U.S. dollar–denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. Dollar–denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

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Notes to Financial Statements

8. SECURITIES LENDING

Each Fund, except the Allocation, Cash Reserves, Small Cap and Equity Income Funds, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2011, none of the Funds had securities out on loan.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it’s taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2011. It is the Funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2008 through October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Ordinary Income
Fund	2011	2010
Conservative Allocation	$1,679,647	$1,173,419
Moderate Allocation	2,617,703	1,374,464
Aggressive Allocation	387,776	272,700
Cash Reserves	—	—
Bond	5,173,830	5,405,293
High Income	7,821,504	8,805,665
Diversified Income	2,111,865	2,640,412

	Ordinary Income
Fund	2011	2010
Equity Income	3,984,139	1,370,365
Large Cap Value	1,976,498	2,122,321
Large Cap Growth	359,526	665,503
Mid Cap	—	—
Small Cap	190,416	81,571
International Stock	1,521,140	2,823,711

No long-term capital gain distributions were paid during the fiscal years ended October 31, 2011 or 2010.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income
Conservative Allocation	$4,157
Moderate Allocation	1,069,200
Aggressive Allocation	136,547
Cash Reserves	—
Bond	89,447
High Income	278,497
Diversified Income	8,425

Fund	Ordinary Income	Capital Gain
Equity Income	$1,294,246	$723,406
Large Cap Value	1,860,913	—
Large Cap Growth	79,708	—
Mid Cap	—	—
Small Cap	498	648,950
International Stock	1,438,217	—

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Notes to Financial Statements

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2011, which are available to offset future capital gains, if any:

Fund	2011	2012	2013	2014	2015	2016	2017	2018
Conservative Allocation	$ —	$—	$—	$—	$—	$610,919	$1,619,779	$—
Moderate Allocation	—	—	—	—	—	3,419,585	6,462,247	3,257,526
Aggressive Allocation	—	—	—	—	—	1,133,165	2,049,055	2,346,155
Cash Reserves	—	—	—	—	—	—	—	5
Bond	—	—	—	107,855	57,909	—	836,574	—
High Income	—	—	—	—		140,426	2,183,308	—
Diversified Income	—	—	—	—	—	—	10,670,897	—
Large Cap Value	—	—	—	—	—	871,110	20,011,738	—
Large Cap Growth	—	—	—	—	—	—	5,990,051	—
Mid Cap	—	—	—	—	—	6,223,470	7,674,960	—
Small Cap	—	—	—	—	—	3,379,470	—	—
International Stock	—	—	—	—	—	—	16,644,358	1,381,274

Included in the net capital loss carryovers for Mid Cap Fund and Small Cap Fund is $6,223,470 and $3,379,470, respectively, of capital loss carryovers subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger.

For the year-ended October 31, 2011, capital losses utilized for each fund were as follows:

Fund	Amount Utilized
Conservative Allocation	$45,181
Moderate Allocation	702,063
Aggressive Allocation	297,945
Cash Reserves	5
Bond	386,527
High Income	4,007,085

Fund	Amount Utilized
Diversified Income	$3,854,108
Large Cap Value	7,760,862
Large Cap Growth	15,673,575
Mid Cap	10,725,689
Small Cap	2,557,720
International Stock	6,258,194

At October 31, 2011, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$1,411,396	$486,788	$924,608
Moderate Allocation	4,102,607	647,989	3,454,618
Aggressive Allocation	2,026,943	157,360	1,869,583
Cash Reserves	—	—	—
Bond	15,515,690	557,175	14,958,515
High Income	4,473,793	710,430	3,763,363
Diversified Income	8,815,601	1,900,880	6,914,721
Equity Income	1,189,286	3,237,288	(2,048,002)
Large Cap Value	13,783,833	2,633,924	11,149,909
Large Cap Growth	16,786,277	4,757,997	12,028,280
Mid Cap	10,286,903	1,685,950	8,600,953
Small Cap	5,161,388	478,111	4,683,277
International Stock	8,265,400	2,208,501	6,056,899

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for

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Notes to Financial Statements

taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. The Modernization Act provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized before loss carryover arising in taxable years beginning prior to December 22, 2010.

10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Fund, and International Stock Fund may enter into these contracts primarily to protect these Funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

The Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Each Allocation Fund is structured as a fund of funds, meaning that each invests primarily in the shares of other registered investment companies (the “underlying funds”), including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

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11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in underlying funds, of which certain underlying funds may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “affiliated underlying funds”). A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2011 follows:

	Balance of			Balance of		Realized
Fund/Underlying Fund	Shares Held at 10/31/2010	Gross Additions	Gross Sales	Shares Held at 10/31/2011	Value at 10/31/2011	Gain/ (Loss )	Distributions Received[1]
Conservative Allocation Fund

Madison Mosaic Disciplined Equity Fund	238,497	47,302	74,144	211,655	$2,688,024	$24,670	$23,007
Madison Mosaic Institutional Bond Fund	350,948	28,605	—	379,553	4,228,223	—	69,037
MEMBERS Bond Fund Class Y	835,120	109,546	146,317	798,349	8,446,533	42,433	220,139
MEMBERS High Income Fund Class Y	769,951	87,778	256,581	601,148	4,159,946	29,132	320,298
MEMBERS International Stock Fund Class Y	220,952	—	121,097	99,855	1,010,529	(136,168)	39,026
MEMBERS Equity Income Fund, Class Y	123,232	59,049	—	182,281	1,788,173	—	136,619
MEMBERS Large Cap Growth Fund Class Y	212,973	11,990	136,831	88,132	1,419,800	139,300	9,866
MEMBERS Large Cap Value Fund Class Y	263,236	44,140	101,238	206,138	2,564,354	(167,248)	44,575

Totals					$26,305,582	$(67,881)	$862,567

Moderate Allocation Fund

Madison Mosaic Institutional Bond Fund	441,727	70,169	—	511,896	$5,702,521	$—	$88,377
MEMBERS Bond Fund Class Y	1,080,212	174,923	92,021	1,163,114	12,305,749	38,664	307,573
MEMBERS High Income Fund Class Y	1,317,938	107,474	35,411	1,390,001	9,618,806	(16,198)	662,163
MEMBERS International Stock Fund Class Y	737,626	—	142,184	595,442	6,025,876	(298,977)	130,285
Madison Mosaic Disciplined Equity Fund	781,020	—	10,511	770,509	9,785,459	(4,310)	75,341
MEMBERS Equity Income Fund Class Y	351,549	12,234	4,501	359,282	3,524,557	(2,296)	357,596
MEMBERS Large Cap Growth Fund Class Y	713,333	—	183,964	529,369	8,528,130	157,195	36,046
MEMBERS Large Cap Value Fund Class Y	860,982	29,737	111,569	779,150	9,692,627	(434,703)	147,827
MEMBERS Mid Cap Fund Class Y	584,578	—	174,378	410,200	2,744,238	(59,899)	—
MEMBERS Small Cap Fund Class Y	368,325	—	137,909	230,416	2,481,582	243,951	23,015

Totals					$70,409,545	$(376,573)	$1,828,223

Aggressive Allocation Fund

MEMBERS Bond Fund Class Y	34,635	—	34,635	—	$—	$3,042	$1,635
MEMBERS High Income Fund Class Y	312,201	110,608	—	422,809	2,925,838	—	165,480
MEMBERS International Stock Fund Class Y	368,614	—	123,878	244,736	2,476,731	(245,272)	65,107
Madison Mosaic Disciplined Equity Fund	417,743	7,710	4,254	421,199	5,349,232	(1,547)	40,298
MEMBERS Equity Income Fund Class Y	121,164	—	58,800	62,364	611,793	(10,583)	110,953
MEMBERS Large Cap Growth Fund Class Y	284,694	8,769	59,351	234,112	3,771,539	58,909	14,713
MEMBERS Large Cap Value Fund Class Y	359,580	52,074	25,123	386,531	4,808,448	(72,757)	62,975
MEMBERS Mid Cap Fund Class Y	402,522	—	145,783	256,739	1,717,584	(44,616)	—
MEMBERS Small Cap Fund Class Y	188,896	—	76,016	112,880	1,215,718	215,963	11,803

Totals					$22,876,883	$(96,861)	$472,964

[1]	Distributions received include distributions from net investment income and from capital gains from the underlying funds.

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12. Merger Related Capital Stock Transactions

Effective November 30, 2009, the Small Cap Growth Fund was merged into the Small Cap Value Fund with the surviving Fund changing its name on that date to the Small Cap Fund. Also, effective March 1, 2010, the Mid Cap Value Fund was merged into the Mid Cap Growth Fund with the surviving Fund changing its name on that date to the Mid Cap Fund. A summary of the shares issued to the shareholders of the merged Fund and value of those shares by Class is summarized below:

Small Cap	Shares	Value
A	37,176	$197,309
B	8,903	$71,190
Y	1,821,068	$14,203,621

Mid Cap	Shares	Value
A	4,442,642	$22,032,199
B	1,097,226	$5,617,588
Y	168,846	$3,043,093

The amounts above are included in the Shares Sold on the Statement of Changes in Net Assets for each respective Fund.

13. Subsequent Events

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical Company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $389,000 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

Management has evaluated the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the Funds’ financial statements.

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MEMBERS Mutual Funds  |  October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MEMBERS Mutual Funds, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and International Stock Fund (collectively, the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, WI

December 22, 2011

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MEMBERS Mutual Funds  |  October 31, 2011

Other Information

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Fund’s Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011 (the “Meeting”). Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Meeting when it renewed the Trust’s advisory contract and applicable subadvisory contracts:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual or institutional clients with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each subadviser discussed their respective firms’ ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s (each, a “Fund,” and collectively, the “Funds”) investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to the Funds.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any subadvisers to the Funds.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance of the Funds compared with their respective peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Fund. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised Fund.

A comprehensive discussion of individual Fund performance and market conditions followed. Representatives of the Adviser and each subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised Fund.

The Board noted that the Adviser or its affiliates, and, as applicable, each subaviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of “inapt comparisons.” The Board considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differed significantly from others,

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Other Information

then the comparison should not “be given significant weight.” In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on its total expense ratio as well as by comparing advisory fees to the advisory fees of other funds or accounts. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative “services” expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its administrative services agreement, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to each respective “Fund of funds” and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

In reviewing the Adviser’s costs and profits, the Board noted that the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Funds alone. However, the Board recognized that the Funds are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by the Adviser’s management of other client assets. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of the Adviser’s larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Trustees also recognized that the Adviser was currently waiving fees with regard to the Trust’s money market fund.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees met in advance of the Meeting and reviewed the written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers, respectively, discussed each matter raised.

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Other Information

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including a majority of the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective Fund and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Fund and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by the Trust, which plans support the distribution of the Funds. The Board reviewed written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in written materials regarding the distributor as well as applicable Codes of Ethics.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2011. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,030.00	0.70%	$3.58	$1,021.90	1.45%	$7.39
Moderate Allocation	1,000	1,039.70	0.70%	3.60	1,031,90	1.45%	7.43
Aggressive Allocation	1,000	1,042.90	0.70%	3.60	1,035.40	1.45%	7.44
Cash Reserves	1,000	1,000.00	0.05%	0.25	1,000.00	0.05%	0.25
Bond	1,000	1,038.10	0.90%	4.62	1,030.40	1.65%	8.44
High Income	1,000	1,046.10	1.00%	5.16	1,038.90	1.75%	8.99
Diversified Income	1,000	1,073.20	1.10%	5.75	1,064.70	1.85%	9.63
Equity Income	1,000	973.11	1.25%	6.14	N/A	N/A	N/A
Large Cap Value	1,000	1,102.70	1.16%	6.15	1,095.20	1.91%	10.09
Large Cap Growth	1,000	1,053.90	1.21%	6.26	1,046.50	1.96%	10.11
Mid Cap Value	1,000	1,109.20	1.40%	7.44	1,100.20	2.15%	11.38
Small Cap	1,000	1,091.20	1.50%	7.91	1,082.00	2.26%	11.86
International Stock	1,000	970.00	1.60%	7.94	962.30	2.36%	11.67

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Other Information

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,021.90	1.45%	$7.39
Moderate Allocation	1,000	1,031.90	1.45%	7.43
Aggressive Allocation	1,000	1,035.40	1.45%	7.44

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,040.30	0.65%	$3.34
High Income	1,000	1,048.10	0.75%	3.87
Equity Income	1,000	973.63	1.00%	4.89
Large Cap Value	1,000	1,105.30	0.91%	4.84
Large Cap Growth	1,000	1,056.30	0.96%	4.98
Mid Cap	1,000	1,113.10	1.15%	6.13
Small Cap	1,000	1,092.90	1.25%	6.59
International Stock	1,000	971.50	1.35%	6.71

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,043.00	0.70%	$3.60	$1,035.50	1.45%	$7.44
Moderate Allocation	1,000	1,043.00	0.70%	3.60	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,043.00	0.70%	3.60	1,035.50	1.45%	7.44
Cash Reserves	1,000	1,049.50	0.05%	0.26	1,049.50	0.05%	0.26
Bond	1,000	1,041.00	0.90%	4.63	1,033.50	1.65%	8.46
High Income	1,000	1,040.00	1.00%	5.14	1,032.50	1.75%	8.97
Diversified Income	1,000	1,039.00	1.10%	5.65	1,031.50	1.85%	9.47
Equity Income	1,000	1,012.69	1.25%	6.39	N/A	N/A	N/A
Large Cap Value	1,000	1,038.40	1.16%	5.96	1,030.90	1.91%	9.78
Large Cap Growth	1,000	1,037.90	1.21%	6.22	1,030.40	1.96%	10.03
Mid Cap	1,000	1,036.00	1.40%	7.18	1,028.50	2.15%	10.99
Small Cap	1,000	1,035.00	1.50%	7.69	1,027.40	2.26%	11.55
International Stock	1,000	1,034.00	1.60%	8.20	1,026.40	2.36%	12.05

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MEMBERS Mutual Funds  |  October 31, 2011

Other Information

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,035.50	1.45%	$7.44
Moderate Allocation	1,000	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,035.50	1.45%	7.44

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,043.50	0.65%	$3.35
High Income	1,000	1,042.50	0.75%	3.86
Equity Income	1,000	1,012.69	1.00%	5.09
Large Cap Value	1,000	1,040.89	0.91%	4.69
Large Cap Growth	1,000	1,040.40	0.96%	4.94
Mid Cap	1,000	1,038.50	1.15%	5.91
Small Cap	1,000	1,037.50	1.25%	6.42
International Stock	1,000	1,036.50	1.35%	6.93

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

108

MEMBERS Mutual Funds  |  October 31, 2011

Other Information

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2011, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $204,076 (all of which represents taxes withheld) and $2,882,049, respectively. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2011 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth and Small Cap Funds, 4.12%, 14.38%, 41.24%, 67.36%, 100%, 100%, and 100%, respectively, qualify for the corporate dividends received deduction.

Qualified Dividend Income: For the fiscal year ended October 31, 2011, the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Small Cap and the International Stock Funds paid dividend income totaling $126,259, $670,444, $234,797, $1,523,601, $1,976,498, $359,526, $190,416, and $1,725,216 respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2011, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

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MEMBERS Mutual Funds  |  October 31, 2011

MEMBERS Mutual Funds’ Trustees and Officers

The address of each trustee and officer is 550 Science Drive, Madison WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships

Katherine L. Frank 1960	President, 1996 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of MIA), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC (“MAM”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 -2010; Madison Investment Advisors, LLC (“MIA”), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; Ultra Series Fund (17) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but the Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; and Ultra Series Fund (17), 2009 - Present

Frank E. Burgess[1] 1942	Trustee and Vice President, 1996 - Present	MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President, 1973 -2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; MIA, Executive Director and President, 2010 - Present ; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (17), Vice President, 2009 - Present	Madison Mosaic Funds (13), 1996 - Present; Madison ; Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 -2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009	MIH and MIA, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; Ultra Series Fund (17), Treasurer, 2009 - Present	N/A

[1]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

110

MEMBERS Mutual Funds  |  October 31, 2011

MEMBERS Mutaul Funds’ Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present	MIH and MIA, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005	N/A

W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009	MIH, MAM, MIA, and Madison Scottsdale, LC (an affiliated investment advisory firm of MIA), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of MIA), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of MIA), Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 2005 - 2009; Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	N/A

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present	MIH, MAM, MIA, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007	N/A

111

MEMBERS Mutual Funds  |  October 31, 2011

MEMBERS Mutual Funds’ Trustees and Officers

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44

Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

Steven P. Riege1954

James R. Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44	Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/ Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/ President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	30	Ultra Series Fund (17), 2005 - Present

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	30	Park Nicolet Health Services, 2001 - Present; Ultra Series Fund (17), 2004 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/ Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

[1]	Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2]

As of the date of this report, the Fund Complex consists of the Trust with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the Fund Complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

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MEMBERS Mutual Funds
Post Office Box 8390

Boston, MA 02266-8390
1 (800) 877-6089
www.membersfunds.com

SEC File Number: 811-08261

4460-P1053

Rev: 1211

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having our own share of economic issues, the U.S., rather remarkably, saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention.

Despite the year’s angst, 2011 did end with a bang. After falling precipitously during the 3rd quarter, the U.S. equity markets, soothed by increasingly aggressive liquidity measures undertaken by the European Central Bank, made an abrupt about-face the first week of October and provided investors with a much welcomed rally into year-end. For the 4th quarter, the Standard & Poor’s 500® Index increased 11.82%. This strong advance took the index into positive territory for the year, finishing 2011 with a modest 2.11% gain (including dividends). However, while the rally was impressive in size, the path through the quarter was anything but smooth.

Behind 2011’s market volatility was the now very familiar European debt crisis. Adding to the confusion was frequently oscillating U.S. economic data which appeared to reverse course every time a pattern was seemingly established. Overall, U.S. economic data releases did end 2011 on an increasingly encouraging note, pushing the threat of an imminent U.S. recession off the table for now.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica Madison Conservative Allocation VP, Service Class returned (0.30)%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Conservative Allocation VP Blended Benchmark returned 6.04%, (7.78)%, and 1.24%, respectively.

STRATEGY REVIEW

Our equity portfolios are maintaining their U.S. centric posture. We believe that the economic fallout from the European debt crisis in Europe is generally underappreciated by the financial markets. We note that many emerging economies, including China, have historically benefitted from significant trade and credit flows with the Euro region. These flows are likely to be curtailed while European governments and especially (highly leveraged) European banks institute broad austerity and deleveraging measures respectively in response to the debt crisis. In 2011, emerging market equities declined 18.17%, as represented by the Morgan Stanley Capital International Emerging Markets Index, underperforming the Morgan Stanley Capital International-Europe, Australasia, Far East Index which fell 11.73%. We are pleased to report that our portfolios held negligible emerging market equity allocations in 2011. Long-term, we are still attracted to the asset class; however, our intention is to wait until the European debt crisis more fully unfolds before committing significant allocations to emerging market equities.

Our current view is that consensus expectations for non-U.S. global economic growth will not be met in 2012. This “disappointment” could generally lead to subpar results for riskier non-U.S. asset classes over the coming quarters. On the other hand, we also believe that U.S. corporate profits, produced by our countries sizeable stable of well-managed publicly-traded corporations, are likely to remain relatively resilient in an increasingly growth challenged global macroeconomic environment. We also take great comfort from the still vital and prosperous economic environment that the United States matter-of-factly holds. Our economic freedoms, rule of law, open and transparent financial accounting standards, world-class universities, favorable geography (natural resources), unparalleled distribution networks, and constructive demographics are, taken together, uniquely advantageous factors that should enable the U.S. to remain as an economic super-power for years, if not decades, to come. These perspectives underscore the basis for our still favorable focus on U.S. asset classes relative to most other foreign-based asset classes.

David Hottmann, CFA

Patrick Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Service Class	(0.30)%	05/01/2011
Barclays Capital U.S. Aggregate Bond *	6.04%
Russell 3000® *	(7.78)%
Transamerica Madison Conservative Allocation VP Blended Benchmark*	1.24%

NOTES

*

The Transamerica Madison Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 70%, Russell 1000® Index, 23%, Morgan Stanley Capital International-Europe, Australasia and Far East Index, 6%, and the Russell 2000® Index, 1%. The Barclays Capital U.S. Aggregate Bond, Russell 3000® Index (“Russell 3000®”), and the Transamerica Madison Conservative Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Madison Conservative Allocation VP
Service Class	$1,000.00	$998.00	$3.02	$1,022.18	$3.06	0.60%

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Capital Markets	73 .3%
Bond	13 .9
Tactical and Specialty	11 .6
Inflation-Protected Securities	0 .9
Repurchase Agreement	0 .5
Other Assets and Liabilities - net	(0 .2)

Total	100 .0%

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 99.7%
Bonds - 13.9%
Transamerica PIMCO Total Return VP	96,846	$1,134
Capital Markets - 73.3%
Madison Mosaic Disciplined Equity Fund ¯	20,070	254
Madison Mosaic Institutional Bond Fund ¯	234,823	2,619
MEMBERS Bond Fund ¯	236,062	2,512
MEMBERS Equity Income Fund ¯	18,631	180
MEMBERS International Stock Fund ¯	10,672	102
MEMBERS Large Cap Growth Fund ¯	7,295	115
MEMBERS Large Cap Value Fund ¯	15,908	200
Inflation-Protected Securities - 0.9%
Transamerica PIMCO Real Return TIPS VP ‡	6,787	73
Tactical and Specialty - 11.6%
Transamerica Loomis Sayles Bond	99,655	949

Total Investment Companies (cost $8,177)		8,138

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $39 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $41.	$39	$39
Total Repurchase Agreement (cost $39)

Total Investment Securities (cost $8,216)		8,177
Other Assets and Liabilities - Net		(18)

Net Assets		$8,159

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The portfolio invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
¯	The fund is affiliated with the sub-adviser of the fund.
‡	Non-income producing security.
The portfolio invests its assets in the Class I2 shares of the affiliated Transamerica Funds.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $8,266. Aggregate gross/net unrealized depreciation for all securities in which there is an excess of value over tax cost was $89.

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$8,138	$—	$—	$8,138
Repurchase Agreement	—	39	—	39

Total	$8,138	$39	$—	$8,177

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2011 (all amounts except per share amounts in thousands)	STATEMENT OF OPERATIONS For the period ended December 31, 2011(A) (all amounts in thousands)

Assets:
Investments in affiliated investment companies, at value (cost: $2,237)	$2,156
Investments in non-affiliated investment companies, at value (cost: $5,940)	5,982
Repurchase agreement, at value (cost: $39)	39
Receivables:
Dividends	4

	8,181

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	4
Management and advisory fees	3
Distribution and service fees	2
Transfer agent fees	—	(A)
Audit and tax fees	10
Custody fees	3
Other	—	(A)

	22

Net assets	$8,159

Net assets consist of:
Capital stock ($.01 par value)	$8
Additional paid-in capital	8,102
Undistributed (accumulated) net investment income (loss)	96
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(8)
Net unrealized appreciation (depreciation) on investments in investment companies	(39)

Net assets	$8,159

Shares outstanding	818
Net asset value and offering price per share	$9.97

(A)	Rounds to less than $1.

Investment income:
Dividend income from investment companies	$111
Interest income	—	(B)

	111

Expenses:
Management and advisory	4
Distribution and service	6
Printing and shareholder reports	1
Custody	7
Administration	1
Legal	—	(B)
Audit and tax	14
Trustees	—	(B)
Transfer agent	—	(B)

Total expenses	33

Less waiver/reimbursement	(18)

Net expenses	15

Net investment income	96

Net realized gain (loss) from:
Investment companies	(52)
Distributions from investments in investment companies	44

	(8)

Net decrease in unrealized appreciation (depreciation) on:
Investments in investment companies	(39)

Net realized and unrealized loss on investments in investment companies	(47)

Net increase in net assets resulting from operations	$49

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011(A)
From operations:
Net investment income	$96
Net realized loss from investments in investment companies	(8)
Change in net unrealized appreciation (depreciation) on investments in investment companies	(39)

Net increase in net assets resulting from operations	49

Capital share transactions:
Proceeds from shares sold	8,756
Cost of shares redeemed	(646)

Net increase in net assets resulting from capital shares transactions	8,110

Net increase in net assets	8,159

Net assets:
Beginning of period	—

End of year	$8,159

Undistributed net investment income	$96

Share activity:
Shares issued	883
Shares redeemed	(65)

Net increase (decrease) in shares outstanding	818

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period	Service Class May 1, to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.25
Net realized and unrealized loss	(0.28)

Total operations	(0.03)

Net asset value
End of year	$9.97

Total return(D)	(0.30	)%(E)
Net assets end of year (000’s)	$8,159
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60	%(G)
Before reimbursement/fee waiver	1.32	%(G)
Net investment income, to average net assets(C)	3.79	%(G)
Portfolio turnover rate(H)	30	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers one class of shares; Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no transfers into or out of any Level as described above during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$125	1.53%

The table below shows the Fund’s transactions in and earnings from investments in affiliates of TAM for the year; ended December 31, 2011:

Beginning Balance	Purchases at Cost	Proceeds from (Sales)	Unrealized Depreciation	Market Value 12/31/2011	Percent of Net Assets	Dividend Receivable	Investment Securities Purchased Payable	Dividend Income	Net Capital and Realized Gain
$—	$2,456	$(219)	$(81)	$2,156	26.42%	$—	$—	$59	$42

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.15% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.35% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$18	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25%.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT CONCENTRATION

Throughout the year, the Fund can have investments that account for a significant percentage of the Fund’s total assets. For investments that are 25% or greater of the Fund’s total assets at December 31, 2011, the most recent financial statements of the investments listed below, including the Schedules of Investments, accompany this report.

Investment Name	Total Assets
Madison Mosaic Institutional Bond Fund	32.01%
MEMBERS Bond Fund	30.71%

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$9,556
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,327
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(¿	)
Undistributed (accumulated) net investmentincome (loss)	¿
Undistributed (accumulated) net realized gain (loss) from investment securities	—

¿	Amount rounds to less than $1.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$96

Undistributed Long-term Capital Gain	42

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(89)

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Conservative Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Conservative Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Madison Mosaic Income Trust

Annual Report | December 31, 2011 | 1

Madison Mosaic Income Trust

Management’s Discussion of Fund Performance

2011 IN REVIEW

A quick glance at the 2011 returns of the major domestic investment indices might suggest a benign and uneventful year for stock investors. The S&P 500, considered a benchmark for the U.S. domestic stock market, was virtually flat for the year, with dividend income responsible for almost all of the 2.1% positive total return. In contrast, the overall domestic bond market, as measured by the Barclays Capital Aggregate Index was up a solid 7.8%. However, the markets were very volatile during the year. The overseas indices provide a hint at some of the most important dislocations that were occurring behind these domestic stock and bond returns. The MSCI EAFE Index, which is a widely used proxy for stock markets outside the U.S., slid -11.7% for the year, while emerging markets were hit hard, as shown by the MSCI Emerging Markets Index, which was down -18.4% for 2011. The volatility U.S. investors actually experienced is evident in the return of the S&P 500 from its 2011 high on April 29 to its low on October 3; a period in which the Index lost -18.6%. Bond investors experienced a massive Treasury rally as the yield on the 10-Year Treasury reached 3.7% on February 8 before dropping by more than half to its record-setting closing low of 1.7% on September 22.

In the U.S., 2011 began with considerable optimism as stock indices rose briskly in the first quarter and investors shifted away from low-risk, low-yielding bonds. The yield on the 10-Year Treasury rose during this period, hitting 3.74% on February 8, which proved to be the high for the year. This optimism was fueled by economic growth which seemed sustainable, while corporate earnings, balance sheets and profits appeared strong. But these positives were tested by geo-political events and slower economic data in the summer. The first blow in 2011 came with the chain reaction of freedom movements in the Middle East. Change and uncertainty, especially when you throw in rising oil prices, tend to drive investors towards less risky investments, and this proved to be a plus for the Treasury market and other high-quality bonds. The tragic earthquake and tsunami in Japan followed and the markets suffered along with the realization of how much damage was done to one of the world’s largest economies.

For much of the rest of the 2011, stock prices waxed and waned as news flowed out of Europe. This news caused volatility to remain high and investors showed a preference for the perceived safety of bonds, particularly U.S. Treasuries. The yield on the 10-Year Treasury hit an all-time closing low of 1.72% on September 22, and finished the year at 1.88%. In addition, the flight to safety was supported by the mid-year stalemate in Washington over the U.S. deficit, which seemed to drag on endlessly. This impasse eventually sparked Standard & Poor’s landmark downgrade of U.S. debt on August 6. But the downgrade couldn’t stem the flight to safety, as demand continued to push Treasury yields lower. In late September the Federal Reserve announced addition action to stimulate the economy, with this round focused on buying longer-term bonds. The combination of fear generated by global events and Fed intervention produced what we felt was an artificial boost to the bond market by keeping rates lower than our assessment of fundamental value. In the end the broader bond indices, such as Barclays Aggregate soundly outperformed the broader stock indices for the year.

OUTLOOK

Looking forward, we are impressed with the resiliency of the U.S. economy. Still, we expect below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that existed at the start of 2011 still persist: weak housing, strained government budgets, and stagnant wage growth. Europe remains a major concern, and the progression of the debt crisis abroad appears likely to lead to continued periods of “risk on” and “risk off” for global financial markets. All told, we believe volatility is here to stay until the heightened level of global uncertainty begins to subside.

For the bond market, we anticipate a return to a focus on fundamentals rather than the sound bite of the day – an emphasis on facts rather than fear. When this happens bond investors should be prepared for a possible rise in rates, a trend which can put pressure on bonds, particularly long bonds. As active managers, we seek to cushion our investors from interest rate risk, while remaining poised to take advantage of the higher yields which could come out of such a scenario.

2 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC GOVERNMENT FUND

FUND-AT-A-GLANCE

Objective: Madison Mosaic Government Fund provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.

Net Assets: $5.3 million

Date of Inception: July 21, 1983 Ticker: MADTX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Government Fund invests primarily in short to intermediate term government and government agency bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates will fall, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear likely to rise, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Government Fund returned 3.65% for the annual period ended December 3, 2011. This return exceeded the fund’s Morningstar Short Government peer group, which had a category return of 2.09% for the period, but trailed the Barclays Capital Intermediate Government Bond Index, which returned 6.08%. These relative returns reflect primarily the fund’s duration posture which tended towards a more intermediate stance than the Morningstar category, while being shorter than the Barclays Index in a year in which long-term bonds soundly outperformed shorter bonds. The unmanaged Barclays Index, which has no expenses associated with it, held a duration of 3.79 years at year-end, compared to the fund’s 3.02. A secondary, but also important, influence on relative returns was asset allocation among government bonds. Madison Mosaic Government Fund favored the yield advantage in U.S. Government Agency bonds throughout the year over Treasury securities. However, Treasuries outperformed agencies as seen by the relative returns of the Barclays Intermediate U.S. Agency Index, which was up 3.70%, compared to the Barclays Intermediate U.S. Treasury Index, which advanced 6.57%, a reflection on the general flight to safety which was characteristic of investor behavior across the year. At year-end, the Government Bond Fund held 48.3% U.S. Government agency bonds, 37.3% in Treasuries, 10.8% in mortgage-backed bonds, and 3.6% in cash and other assets. The fund held 38 positions and had a 30-day SEC yield of 0.43%.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
U.S. Treasury Note, 3.125%, 10/31/16	12.49%
Freddie Mac, 2.5%, 5/27/16	6.96%
Fannie Mae, 2.375%, 4/11/16	4.96%
Federal Home Loan Bank, 1.375%, 5/28/14	4.79%
U.S. Treasury Note, 2.625%, 4/30/16	4.06%
Fannie Mae, 2.375%, 7/28/15	3.96%
Fannie Mae, 1.625%, 10/26/15	3.85%
U.S. Treasury Note, 0.625%, 12/31/12	3.77%
U.S.Treasury Note, 3.75%, 11/15/18	3.28%
Freddie Mac, 4.5%, 7/15/13	3.00%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Mortgage Backed Securities	10.8%
U.S. Agency Notes	48.3%
U.S. Treasury Notes	37.3%
Cash and Other	3.6%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

Average Annual Total Return
1-Year	5-Year	10-Year
3.65%	4.67%	3.65%

See accompanying Notes to Management’s Discussion of Fund Performance.

Annual Report | December 31, 2011 | 3

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC CORE BOND FUND

FUND-AT-A-GLANCE

Objective: Madison Mosaic Core Bond Fund provides relatively higher income by investing in a mix of higher, medium and lower-rated corporate bonds.

Net Assets: $8.8 million

Date of Inception: July 21, 1983

Ticker: MADBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Core Bond Fund invests primarily in intermediate term corporate, government and mortgage-backed bonds. The fund is actively managed in terms of duration, asset mix and yield curve positioning. When we believe interest rates are likely to fall, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear likely to rise, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Mosaic Core Bond Fund rose 6.60% for the year ended December 31, 2011. Over the same period, its Morningstar peer group in the Intermediate Term Bond category averaged 5.86%, while Barclay’s Capital Aggregate Bond Index rose 7.84%. In a year in which long bonds outperformed short bonds, the fund had solid performance, despite holding a more conservative, shorter duration than its Barclays Index. At year-end, the Barclays Aggregate Index held a duration of 4.95 years, compared to Core Bond’s 4.12 years. In terms of peer performance, one likely advantage was the fund’s preference for higher-quality bonds, and management’s decision to favor industrial corporate bonds over bonds issued by the financial firms. Investors favored more secure bonds in 2011, particularly U.S. Treasury issuance, while the sovereign debt crisis in Europe cast a pall over credit-sensitive U.S. financial companies. At year-end, the fund held 50.5% in corporate bonds, 21.3% in Treasuries, 21.1% in mortgage-backed bonds, 3.3% in government agency notes, and 3.8% in cash and other assets. The credit quality of the bond portfolio was high, with 48.8% sporting a Standard & Poor’s rating of AAA, 13.2% AA, 31.7% A, and 6.3% BBB, with no exposure to lower-rated bonds. The fund ended the period with a 30-day SEC yield of 1.66%.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
U.S. Treasury Note, 3.125%, 5/15/19	13.31%
U.S. Treasury Bond, 5.375%, 2/15/31	5.64%
Ginnie Mae 698089, 4%, 4/15/39	3.42%
Freddie Mac, 5%, 2/16/17	3.34%
Kimberly-Clark Corp., 6.125%, 8/1/17	2.08%
Fannie Mae 889260, 5%, 4/1/38	2.05%
ConocoPhillips, 4.6%, 1/15/15	1.88%
Merck & Co. Inc., 4%, 6/30/15.	1.87%
U.S. Treasury Note, 2.625%, 11/15/20	1.83%
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1.82%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Consumer Discretionary	2.9%
Consumer Staples	8.5%
Energy	5.4%
Financials	15.3%
Health Care	5.7%
Industrials	2.6%
Information Technology	8.0%
Materials	1.2%
Utilities	0.9%
Mortgage Backed Securities	21.1%
U.S. Government and Agency Obligations	24.6%
Cash and Other	3.8%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

Average Annual Total Return
1-Year	5-Year	10-Year
6.60%	5.66%	4.39%

See accompanying Notes to Management’s Discussion of Fund Performance.

4 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC INSTITUTIONAL BOND FUND

FUND-AT-A-GLANCE

Objective: The Madison Mosaic Institutional Bond Fund seeks total investment return through a combination of intermediate corporate and government bonds.

Net Assets: $104.8 million

Date of Inception: May 1, 2000

Ticker: MIIBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Institutional Bond Fund invests primarily in short to intermediate term government, government agency and investment-grade corporate bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates are falling, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear low, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Institutional Bond Fund returned 3.53% for the annual period ended December 31, 2011. Over the same period, its Morningstar peer group in the Intermediate Term Bond category averaged 5.86%, while the Barclays Capital Intermediate Government Credit Index returned 5.80%. Over the one-year period, the market favored higher-quality, longer-dated issues. While the fund’s quality bias was a plus, it wasn’t enough to cancel the powerful effect of dropping interest rates, which boosted the value of long-term bonds. This can clearly be seen in the returns of the various Morningstar category returns: Long Term 11.47%, Short Term 1.66% and High Yield 2.83%. We believe that the fund’s conservative, relatively short duration posture was a major disadvantage over this period when compared to our benchmark, and was likely the major distinction against our peer group, whose durations tend to be closer to the benchmark. At year-end, the Barclays Intermediate Government Credit Index held a duration of 3.97 years, compared to Institutional Bond’s 2.79 years. As of December 31, 2011, Institutional Bond had an asset allocation of 48.5% corporates, 13.3% government agencies, 33.7% Treasuries and 4.5% cash and other assets, and a 30-day SEC yield of 0.57%.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
U.S. Treasury Note, 1%, 3/31/12	7.17%
U.S. Treasury Note, 4.25%, 8/15/14	5.25%
U.S. Treasury Note, 2%, 11/30/13	4.93%
U.S. Treasury Note, 1.375%, 1/15/13	4.83%
U.S. Treasury Note, 3.125%, 5/15/19	3.74%
U.S. Treasury Note, 4.875%, 2/15/12	3.45%
Fannie Mae, 4.625%, 10/15/14	3.45%
U.S. Treasury Note, 2.625%, 11/15/20	2.31%
Freddie Mac, 4.5%, 7/15/13	2.28%
Abbott Laboratories, 5.6%, 11/30/17	2.28%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Consumer Discretionary	2.1%
Consumer Staples	10.0%
Energy	2.1%
Financials	15.8%
Health Care	4.4%
Industrials	1.7%
Information Technology	10.9%
Materials	1.5%
U.S. Government & Agency Obligations	47.0%
Cash & Other	4.5%

COMPARISON OF CHANGES IN THE VALUE OF A $50,000 INVESTMENT1,2

Average Annual Total Return
1-Year	5-Year	10-Year
3.53%	5.18%	4.08%

See accompanying Notes to Management’s Discussion of Fund Performance.

Annual Report | December 31, 2011 | 5

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

INVESTMENT GRADE CORPORATE BOND FUND

FUND-AT-A-GLANCE

Objective: The Madison Mosaic Investment Grade Corporate Bond Fund provides investors with monthly income by investing in investment grade corporate securities.

Net Assets: $17.6 million

Date of Inception: July 1, 2007

Ticker: COINX

Investment Strategy Highlights

Madison Mosaic Investment Grade Corporate Bond Fund provides investors with regular, monthly income through investments in bonds issued by corporations. The fund will generally invest in corporate securities with an average maturity of 10 years or less. The result is a fund designed for investors who seek regular income from an actively managed bond fund that seeks the best risk/return profiles from a portfolio that emphasizes higher quality intermediate-term corporate issuance.

Performance Discussion

Madison Mosaic Investment Grade Corporate Bond Fund returned 7.83% for the annual period ended December 31, 2011, during a strong year for bonds. Over this same period, the fund’s Morningstar peer group, Intermediate Bond, returned 5.86%, while the Barclays Capital Credit Bond Index returned 8.35%. Given that the Barclays Index is unmanaged and incurs no expenses, the fund’s results were highly comparable to the index, even though it had a slight disadvantage of a shorter duration stance, as indicated by the fund’s year-end duration of 6.20 years, and the index’s 6.74 years. One plus was its high-quality bias in a year in which high-quality bonds outperformed low-quality bonds, and the fund’s security selection, which emphasized industrial issuance over the troubled financial sector. It was likely that the relatively long duration posture of the fund, its avoidance of low-quality bonds, and the relative strength of corporate bonds over agency and mortgage-backed securities all contributed to the fund’s strong performance against its Morningstar peer group. At year-end, the fund’s quality exposure according to Standard and Poor’s was 1.7% AAA, 20.4% AA, 47.1% A, and 30.8% BBB. The fund held 64 issues and had a 30-day SEC yield of 2.11%.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2011

% of net assets
Comcast Corp., 6.45%, 3/15/37	2.91%
Oracle Corp., 5.75%, 4/15/18	2.91%
Walgreen Co., 5.25%, 1/15/19	2.85%
Abbott Laboratories, 5.875%, 5/15/16	2.84%
General Electric Capital Corp., 6.75%, 3/15/32	2.84%
Cisco Systems Inc., 5.5%, 2/22/16	2.82%
Devon Energy Corp., 5.6%, 7/15/41	2.75%
Target Corp., 5.375%, 5/1/17	2.68%
Wells Fargo & Co., 5.625%, 12/11/17	2.67%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	2.66%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11

Consumer Discretionary	10.0%
Consumer Staples	18.1%
Energy	10.8%
Financials	27.6%
Health Care	5.6%
Industrials	2.7%
Information Technology	15.1%
Materials	4.9%
Utilities	2.4%
Cash & Other	2.8%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

Average Annual Total Return
1-Year	Since Inception
7.83%	7.54%

See accompanying Notes to Management’s Discussion of Fund Performance.

6 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | concluded

NOTES TO MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

[1]	This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

[2]

Past performance is not predictive of future performance. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested. The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

[3]	The primary benchmark is changing from the Barclays Capital Aggregate Bond Index to the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index.

BENCHMARK DESCRIPTIONS

Bank of America Merrill Lynch U.S. Corporate Government & Mortgage Index

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

Barclays Capital Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index of taxable investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage backed securities, with maturities of one year or more.

Barclays Capital Credit Bond Index

The Barclays Capital Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

Barclays Capital Intermediate Government Bond Index

The Barclays Capital U.S. Intermediate Government Bond Index is a market-value-weighted index for government fixed-rate debt issues with maturities between one and 10 years.

Barclays Capital Intermediate Government Credit Bond Index

This index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

Annual Report | December 31, 2011 | 7

Madison Mosaic Income Trust | December 31, 2011 |

Government Fund — Portfolio of Investments

	Par Value	Value (Note 1)
MORTGAGE BACKED SECURITIES - 10.8%

Fannie Mae - 4.6%
5.5%, 2/1/18 Pool # 555345	$16,647	$18,087
5%, 6/1/18 Pool # 555545	34,275	37,025
6.5%, 5/1/32 Pool # 636758	8,104	9,205
6.5%, 6/1/32 Pool # 254346	9,517	10,810
6%, 8/1/32 Pool # 254405	15,943	17,775
4.5%, 12/1/35 Pool # 745147	108,964	116,214
5.5%, 1/1/38 Pool # 953589	32,667	35,603

		244,719

Freddie Mac - 4.0%
5.5%, 8/1/17 Pool # E90778	12,676	13,749
4.5%, 11/1/23 Pool # G13342	32,020	33,986
6.5%, 6/1/32 Pool # C01364	9,268	10,551
4%, 10/1/40 Pool # A94362	146,398	153,813

		212,099

Ginnie Mae - 2.2%
7%, 9/20/27 Pool # E2483	6,218	7,226
6%, 2/15/38 Pool # 676516	27,578	31,260
4%, 4/15/39 Pool # 698089	75,013	80,613

		119,099
Total Mortgage Backed Securities (Cost $539,711)		575,917

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 85.6%

Fannie Mae - 26.1%
4.875%, 5/18/12	100,000	101,853
3.625%, 2/12/13	150,000	155,600
4.75%, 2/21/13	150,000	157,591
4.375%, 7/17/13	150,000	159,247
4.625%, 10/15/13	125,000	134,483
2.375%, 7/28/15	200,000	211,195
1.625%, 10/26/15	200,000	205,151
2.375%, 4/11/16	250,000	264,408

		1,389,528

	Par Value	Value (Note 1)
Federal Home Loan Bank - 9.7%
4%, 9/6/13	$150,000	$159,113
3.125%, 12/13/13	100,000	104,840
1.375%, 5/28/14	250,000	255,078

		519,031

Freddie Mac - 12.5%
4.5%, 7/15/13	150,000	159,597
2.875%, 2/9/15	125,000	133,406
2.5%, 5/27/16	350,000	371,064

		664,067

U.S. Treasury Note - 37.3%
4%, 11/15/12	150,000	155,022
0.625%, 12/31/12	200,000	200,969
0.625%, 1/31/13	150,000	150,756
4.25%, 8/15/14	100,000	110,172
2.625%, 4/30/16	200,000	216,422
3.125%, 10/31/16	600,000	665,391
4.5%, 5/15/17	90,000	106,755
3.75%, 11/15/18	150,000	174,527
1.375%, 11/30/18	100,000	100,359
2.625%, 11/15/20	100,000	107,672

		1,988,045
Total U.S. Government and Agency Obligations (Cost $4,413,701)		4,560,671

Repurchase Agreement - 3.1%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $105,907 in Fannie Mae Pool #695167 due 5/1/33 and $60,991 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $163,633 (Cost $163,633)		163,633

TOTAL INVESTMENTS - 99.5% (Cost $5,117,045)		5,300,221

NET OTHER ASSETS AND LIABILITIES - 0.5% 28,143

TOTAL ASSETS - 100.0%		$5,328,364

See accompanying Notes to Financial Statements.

8 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2011 | continued

Core Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 50.5%

Consumer Discretionary - 2.9%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	$27,000	$29,371
Comcast Corp., 5.3%, 1/15/14	100,000	107,808
McDonald’s Corp., 5.35%, 3/1/18	100,000	119,650

		256,829

Consumer Staples - 8.5%
Bottling Group LLC., 5.125%, 1/15/19	100,000	116,841
Costco Wholesale Corp., 5.5%, 3/15/17	100,000	119,577
Kellogg Co., 4.45%, 5/30/16	100,000	111,116
Kimberly-Clark Corp., 6.125%, 8/1/17	150,000	183,701
Sysco Corp., 5.25%, 2/12/18	100,000	117,347
Walgreen Co., 4.875%, 8/1/13	100,000	106,730

		755,312

Energy - 5.4%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	55,568
ConocoPhillips, 4.6%, 1/15/15	150,000	166,018
Devon Energy Corp., 6.3%, 1/15/19	125,000	153,119
Valero Energy Corp., 6.875%, 4/15/12	100,000	101,632

		476,337

Financials - 15.3%
Allstate Corp./The, 6.2%, 5/16/14	100,000	111,588
American Express Credit Corp., 5.875%, 5/2/13	150,000	157,724
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	150,000	161,033
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	110,853
General Electric Capital Corp., 4.8%, 5/1/13	100,000	104,722
Goldman Sachs Group Inc./The, 5.75%, 10/1/16	100,000	103,793
JPMorgan Chase & Co., 3.7%, 1/20/15	150,000	155,633
Markel Corp., 6.8%, 2/15/13	75,000	77,822
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	100,000	107,948
US Bancorp, 4.2%, 5/15/14	100,000	107,123
Wells Fargo & Co., 4.375%, 1/31/13	150,000	155,066

		1,353,305

Health Care - 5.7%
Abbott Laboratories, 5.6%, 11/30/17	100,000	119,569
Eli Lilly & Co., 4.2%, 3/6/14	100,000	107,203
Merck & Co. Inc., 4%, 6/30/15	150,000	165,320
Pfizer Inc., 5.35%, 3/15/15	100,000	113,203

		505,295

	Par Value	Value (Note 1)
Industrials - 2.6%
Danaher Corp., 3.9%, 6/23/21	100,000	$110,615
United Parcel Service Inc., 5.5%, 1/15/18	100,000	119,992

		230,607

Information Technology - 8.0%
Cisco Systems Inc., 5.5%, 2/22/16	100,000	116,482
Google Inc., 3.625%, 5/19/21	100,000	109,541
Hewlett-Packard Co., 5.5%, 3/1/18	100,000	111,293
Oracle Corp., 4.95%, 4/15/13	100,000	105,638
Texas Instruments Inc., 2.375%, 5/16/16	150,000	156,413
Western Union Co./The, 5.93%, 10/1/16	100,000	112,794

		712,161

Materials - 1.2%
EI du Pont de Nemours & Co., 4.75%, 11/15/12	100,000	103,432

Utilities - 0.9%
Dominion Resources Inc./VA, 5.7%, 9/17/12	75,000	77,528

Total Corporate Notes and Bonds (Cost $4,225,723)		4,470,806

MORTGAGE BACKED SECURITIES - 21.1%

Fannie Mae - 12.6%
5%, 2/1/19 Pool # 725341	27,261	29,449
6%, 3/1/21 Pool # 745406	40,551	43,914
5.5%, 3/1/21 Pool # 837199	51,429	55,877
6.5%, 5/1/32 Pool # 636758	10,806	12,274
4.5%, 12/1/35 Pool # 745147	108,964	116,214
5%, 2/1/36 Pool # 745275	108,840	117,687
5%, 3/1/36 Pool # 745355	144,606	156,360
5.5%, 5/1/36 Pool # 745516	47,118	51,456
6%, 12/1/36 Pool # 256514	57,323	63,245
6%, 12/1/36 Pool # 902070	50,300	55,497
6%, 12/1/36 Pool # 903002	52,350	57,759
5.5%, 1/1/37 Pool # 905805	94,156	102,737
5.5%, 1/1/38 Pool # 953589	32,667	35,603
6%, 1/1/38 Pool # 965649	35,127	38,724
5%, 4/1/38 Pool # 889260	167,536	181,128

		1,117,924

Freddie Mac - 5.1%
5%, 2/1/21 Pool # G11911	53,983	58,196
4.5%, 4/1/23 Pool # J07302	117,002	124,184
4.5%, 11/1/23 Pool # G13342	64,040	67,972
6%, 8/1/36 Pool # A51727	46,599	51,348
6.5%, 11/1/36 Pool # C02660	54,205	61,033
5%, 9/1/38 Pool # G04815	80,868	86,999

		449,732

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 9

Madison Mosaic Income Trust | Core Bond Fund — Portfolio of Investments | December 31, 2011| continued

	Par Value	Value (Note 1)
MORTGAGE BACKED SECURITIES (continued)

Ginnie Mae - 3.4%
4%, 4/15/39 Pool # 698089	$281,299	$302,300

Total Mortgage Backed Securities (Cost $1,743,429)		1,869,956

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.6%

Freddie Mac - 3.3%
5%, 2/16/17	250,000	295,426

U.S. Treasury Bond - 5.6%
5.375%, 2/15/31	350,000	498,914

U.S. Treasury Note - 15.7%
3.125%, 10/31/16	35,000	38,815
3.125%, 5/15/19	1,050,000	1,177,476
2.625%, 11/15/20	150,000	161,508

		1,377,799
Total U.S. Government and Agency Obligations (Cost $2,003,921)		2,172,139

Value (Note 1)
Repurchase Agreement - 2.8%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $159,916 in Fannie Mae Pool #695167 due 5/1/33 and $92,096 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $247,082 (Cost $247,082)	$247,082

TOTAL INVESTMENTS - 99.0% (Cost $8,220,155)	8,759,983

NET OTHER ASSETS AND LIABILITIES - 1.0% 85,565

TOTAL ASSETS - 100.0%	$8,845,548

LLC Limited Liability Company

PLC Public Limited Company

See accompanying Notes to Financial Statements.

10 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2011 | continued

Institutional Bond Fund — Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 48.5%

Consumer Discretionary - 2.1%
McDonald’s Corp., 5.35%, 3/1/18	$1,000,000	$1,196,500
Target Corp., 5.875%, 3/1/12	1,000,000	1,008,434

		2,204,934

Consumer Staples -10.0%
Coca-Cola Co./The, 4.875%, 3/15/19	1,000,000	1,172,913
Costco Wholesale Corp., 5.3%, 3/15/12	1,000,000	1,009,314
PepsiCo Inc./NC, 4.65%, 2/15/13	1,500,000	1,569,810
Procter & Gamble Co./The, 4.7%, 2/15/19	1,500,000	1,772,955
Sysco Corp., 5.25%, 2/12/18	1,000,000	1,173,466
Walgreen Co., 4.875%, 8/1/13	125,000	133,413
Walgreen Co., 5.25%, 1/15/19	1,500,000	1,785,941
Wal-Mart Stores Inc., 4.55%, 5/1/13	125,000	131,975
Wal-Mart Stores Inc., 4.5%, 7/1/15	1,500,000	1,681,190

		10,430,977

Energy - 2.1%
BP Capital Markets PLC, 3.875%, 3/10/15	518,000	553,540
ConocoPhillips, 4.6%, 1/15/15	1,500,000	1,660,178

		2,213,718

Financials - 15.8%
Allstate Corp./The, 6.2%, 5/16/14	2,000,000	2,231,766
American Express Co., 4.875%, 7/15/13	1,500,000	1,569,177
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1,500,000	1,610,334
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	1,450,000	1,607,363
General Electric Capital Corp., 4.25%, 6/15/12	170,000	172,078
General Electric Capital Corp., 4.8%, 5/1/13	830,000	869,193
Goldman Sachs Group Inc./The, 6.6%, 1/15/12	1,000,000	1,001,562
JPMorgan Chase & Co., 3.7%, 1/20/15	2,000,000	2,075,100
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	1,450,000	1,565,246
US Bancorp, 4.2%, 5/15/14	1,500,000	1,606,845
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,281,970

		16,590,634

Health Care - 4.4%
Abbott Laboratories, 5.6%, 11/30/17	2,000,000	2,391,374
Eli Lilly & Co., 4.2%, 3/6/14	450,000	482,414
Pfizer Inc., 5.35%, 3/15/15	1,500,000	1,698,043

		4,571,831

	Par Value	Value (Note 1)
Industrials - 1.7%
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	$1,799,870

Information Technology - 10.9%
Cisco Systems Inc., 5.5%, 2/22/16	1,500,000	1,747,238
Google Inc., 3.625%, 5/19/21	1,500,000	1,643,113
Hewlett-Packard Co., 5.25%, 3/1/12	1,000,000	1,006,599
Intel Corp., 1.95%, 10/1/16	2,000,000	2,058,362
International Business Machines Corp., 4.75%, 11/29/12	1,000,000	1,034,291
Microsoft Corp., 3%, 10/1/20	750,000	799,432
Oracle Corp., 4.95%, 4/15/13	1,000,000	1,056,380
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,085,504

		11,430,919

Materials - 1.5%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,500,000	1,600,821

Total Corporate Notes and Bonds (Cost $49,402,247)		50,843,704
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.0%

Fannie Mae - 5.1%
4.625%, 10/15/14	3,250,000	3,613,597
1.375%, 11/15/16	1,750,000	1,767,532

		5,381,129

Federal Home Loan Bank - 2.0%
3.625%, 5/29/13	2,000,000	2,092,640

Freddie Mac - 6.2%
5.125%, 7/15/12	2,250,000	2,311,004
4.5%, 7/15/13	2,250,000	2,393,951
2.5%, 5/27/16	1,750,000	1,855,318

		6,560,273

U.S. Treasury Note - 33.7%
4.875%, 2/15/12	3,600,000	3,619,527
1%, 3/31/12	7,500,000	7,518,457
4%, 11/15/12	2,000,000	2,066,954
1.375%, 1/15/13	5,000,000	5,062,890
2%, 11/30/13	5,000,000	5,165,820
4.25%, 8/15/14	5,000,000	5,508,595
3.125%, 5/15/19	3,500,000	3,924,921
2.625%, 11/15/20	2,250,000	2,422,618

		35,289,782
Total U.S. Government and Agency Obligations (Cost $48,264,827)		49,323,824

See accompanying Notes to Financial Statements. Annual Report | December 31, 2011 | 11

Madison Mosaic Income Trust | Institutional Bond Fund — Portfolio of Investments | December 31, 2011 | continued

Value (Note 1)
Repurchase Agreement - 7.2%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $4,851,618 in Fannie Mae Pool #695167 due 5/1/33 and $2,794,037 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $7,496,081 (Cost $7,496,079)	$7,496,079

TOTAL INVESTMENTS - 102.7% (Cost $105,163,153)	107,663,607
NET OTHER ASSETS AND LIABILITIES - (2.7%)	(2,814,971)

TOTAL ASSETS - 100.0%	$104,848,636

PLC Public Limited Company

See accompanying Notes to Financial Statements.

12 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2011 | continued

Investment Grade Corporate Bond Fund — Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 97.2%

Consumer Discretionary - 10.0%
Comcast Corp., 6.45%, 3/15/37	$420,000	$510,871
DIRECTV Holdings LLC. / DIRECTV Financing Co. Inc., 5%, 3/1/21	400,000	428,878
McDonald’s Corp., 5.8%, 10/15/17	20,000	24,394
Target Corp., 5.875%, 7/15/16	20,000	23,709
Target Corp., 5.375%, 5/1/17	400,000	470,668
Time Warner Inc., 6.25%, 3/29/41	250,000	300,840

		1,759,360

Consumer Staples - 18.1%
Coca-Cola Refreshments USA Inc., 7.375%, 3/3/14	10,000	11,364
Costco Wholesale Corp., 5.3%, 3/15/12	20,000	20,186
CVS Caremark Corp., 5.75%, 6/1/17	400,000	467,289
General Mills Inc., 5.65%, 2/15/19	380,000	451,615
Kellogg Co., 1.875%, 11/17/16	400,000	402,078
Kimberly-Clark Corp., 6.125%, 8/1/17	10,000	12,247
Kraft Foods Inc., 6.5%, 8/11/17	20,000	23,820
Kraft Foods Inc., 5.375%, 2/10/20	400,000	462,312
PepsiCo Inc., 5.5%, 1/15/40	275,000	343,116
Sysco Corp., 5.25%, 2/12/18	25,000	29,337
Walgreen Co., 5.25%, 1/15/19	420,000	500,064
Wal-Mart Stores Inc., 3.25%, 10/25/20	420,000	449,977

		3,173,405

Energy - 10.8%
BP Capital Markets PLC, 3.875%, 3/10/15	13,000	13,892
ConocoPhillips, 4.6%, 1/15/15	420,000	464,850
Devon Energy Corp., 5.625%, 1/15/14	15,000	16,364
Devon Energy Corp., 5.6%, 7/15/41	400,000	482,807
Marathon Oil Corp., 6%, 10/1/17	400,000	465,981
Valero Energy Corp., 6.875%, 4/15/12	10,000	10,163
Valero Energy Corp., 6.625%, 6/15/37	410,000	441,012

		1,895,069

Financials - 27.6%
Allstate Corp./The, 5%, 8/15/14	400,000	431,924
American Express Co., 4.875%, 7/15/13	25,000	26,153
American Express Co., 6.15%, 8/28/17	400,000	458,016
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	425,000	456,261
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	20,000	22,171
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	467,127
General Electric Capital Corp., 6.75%, 3/15/32	425,000	499,107
Goldman Sachs Group Inc./The, 5.125%, 1/15/15	20,000	20,456

	Par Value	Value (Note 1)
Goldman Sachs Group Inc./The, 3.625%, 2/7/16	$250,000	$241,782
JPMorgan Chase & Co., 4.75%, 3/1/15	20,000	21,287
JPMorgan Chase & Co., 4.25%, 10/15/20	400,000	403,542
National Rural Utilities Cooperative
Finance Corp., 4.75%, 3/1/14	425,000	458,779
Simon Property Group LP, 4.125%, 12/1/21	400,000	419,119
US Bancorp, 4.2%, 5/15/14	25,000	26,781
US Bancorp, 2.2%, 11/15/16	400,000	404,300
Wells Fargo & Co., 5.625%, 12/11/17	410,000	467,804
Wells Fargo & Co., 4.6%, 4/1/21	15,000	16,481

		4,841,090

Health Care - 5.6%
Abbott Laboratories, 5.875%, 5/15/16	425,000	499,060
Merck & Co. Inc., 3.875%, 1/15/21	400,000	451,176
Pfizer Inc., 5.35%, 3/15/15	25,000	28,301

		978,537

Industrials - 2.7%
Caterpillar Inc., 5.2%, 5/27/41	20,000	24,053
CSX Corp., 6.15%, 5/1/37	20,000	24,135
Norfolk Southern Corp., 3.25%, 12/1/21	400,000	406,712
United Parcel Service Inc., 5.5%, 1/15/18	20,000	23,998

		478,898

Information Technology - 15.1%
Cisco Systems Inc., 5.5%, 2/22/16	425,000	495,051
Hewlett-Packard Co., 4.75%, 6/2/14	400,000	422,664
Hewlett-Packard Co., 3.75%, 12/1/20	25,000	24,723
Intel Corp., 1.95%, 10/1/16	300,000	308,754
Intel Corp., 3.3%, 10/1/21	20,000	21,113
International Business Machines Corp., 4.75%, 11/29/12	20,000	20,686
International Business Machines Corp., 1.95%, 7/22/16	400,000	412,113
Intuit Inc., 5.4%, 3/15/12	10,000	10,085
Oracle Corp., 5.75%, 4/15/18	420,000	510,352
Texas Instruments Inc., 1.375%, 5/15/14	400,000	405,214
Western Union Co./The, 5.93%, 10/1/16	20,000	22,559

		2,653,314

Materials - 4.9%
Dow Chemical Co./The, 4.125%, 11/15/21	400,000	411,100
EI du Pont de Nemours & Co., 4.75%, 11/15/12	25,000	25,858
EI du Pont de Nemours & Co., 3.25%, 1/15/15	400,000	426,886

		863,844

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 13

Madison Mosaic Income Trust | Investment Grade Corporate Bond Fund — Portfolio of Investments

December 31, 2011 | concluded

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS (continued)

Utilities - 2.4%
Dominion Resources Inc., 5.7%, 9/17/12	$410,000	$423,821

Total Corporate Notes and Bonds (Cost $16,852,657)		17,067,338

Repurchase Agreement - 1.7%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $189,600 in Fannie Mae Pool #695167 due 5/1/33 and $109,190 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $292,945 (Cost $292,944)		292,944

TOTAL INVESTMENTS - 98.9% (Cost $17,145,601)		17,360,282
NET OTHER ASSETS AND LIABILITIES - 1.1%		190,172

TOTAL ASSETS - 100.0%		$17,550,454

LLC Limited Liability Company

PLC Public Limited Company

See accompanying Notes to Financial Statements.

14 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | December 31, 2011

Statements of Assets and Liabilities

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$5,136,588	$8,512,901	$100,167,528	$17,067,338
Repurchase agreements	163,633	247,082	7,496,079	292,944

Total investments*	5,300,221	8,759,983	107,663,607	17,360,282
Receivables
Interest	32,424	81,912	1,024,827	191,172
Capital shares sold	3,085	8,103	282,224	–

Total assets	5,335,730	8,849,998	108,970,658	17,551,454

LIABILITIES
Payables
Investment securities purchased	—	—	4,107,757	—
Capital shares redeemed	4,616	1,200	8,515	—
Auditor fees	2,500	3,000	5,500	1,000
Independent trustee fees	250	250	250	—

Total liabilities	7,366	4,450	4,122,022	1,000

NET ASSETS	$5,328,364	$8,845,548	$104,848,636	$17,550,454

Net assets consists of:
Paid in capital	$5,142,845	$8,334,202	$102,401,058	$17,335,773
Accumulated net realized gain (loss)	2,343	(27,287)	(52,876)	—
Net unrealized appreciation on investments	183,176	538,633	2,500,454	214,681

Net Assets	$5,328,364	$8,845,548	$104,848,636	$17,550,454

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	492,656	1,241,445	9,402,350	1,557,347

NET ASSET VALUE PER SHARE	$10.82	$7.13	$11.15	$11.27

*INVESTMENT SECURITIES, AT COST	$5,117,045	$8,220,155	$105,163,153	$17,145,601

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 15

Madison Mosaic Income Trust

Statements of Operations

For the year ended December 31, 2011

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
INVESTMENT INCOME (Note 1)
Interest income	$128,485	$307,331	$1,376,963	$91,935

EXPENSES (Notes 3 and 4)
Investment advisory fees	20,631	33,743	209,246	13,570
Other expenses:
Service agreement fees	9,941	20,307	125,022	8,178
Auditor fees	3,500	4,000	6,500	2,000
Independent trustee fees	1,000	1,000	1,000	—
Line of credit interest and fees	255	253	250	—

Total other expenses	14,696	25,560	132,772	10,178
Total expenses	35,327	59,303	342,018	23,748

NET INVESTMENT INCOME	93,158	248,028	1,034,945	68,187

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investments	47,196	12,197	(52,876)	20,796
Change in net unrealized appreciation of investments	44,311	261,165	1,255,427	147,554

NET GAIN ON INVESTMENTS	91,507	273,362	1,202,551	168,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$184,665	$521,390	$2,237,496	$236,537

See accompanying Notes to Financial Statements.

16 | Annual Report | December 31, 2011

Madison Mosaic Income Trust

Statements of Changes in Net Assets

For the period indicated

	Government Fund		Core Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income.	$93,158	$116,984	$248,028	$357,455
Net realized gain on investments	47,196	5,634	12,197	255,707
Net unrealized appreciation on investments	44,311	31,782	261,165	40,434

Net increase in net assets resulting from operations	184,665	154,400	521,390	653,596

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(93,158)	(116,984)	(248,028)	(357,455)
From net capital gains.	(44,407)	(5,897)	—	—

Total distributions	(137,565)	(122,881)	(248,028)	(357,455)

CAPITAL SHARE TRANSACTIONS (Note 7)	233,715	716,384	(523,472)	(3,701,608)

NET INCREASE (DECREASE) IN NET ASSETS	280,815	747,903	(250,110)	(3,405,467)

NET ASSETS
Beginning of period	$5,047,549	$4,299,646	$9,095,658	$12,501,125

End of period	$5,328,364	$5,047,549	$8,845,548	$9,095,658

	Institutional Bond Fund		Investment Grade Corporate Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income.	$1,034,945	$994,219	$68,187	$46,400
Net realized gain (loss) on investments	(52,876)	102,500	20,796	3,769
Net unrealized appreciation on investments	1,255,427	1,208,983	147,554	8,240

Net increase in net assets resulting from operations	2,237,496	2,305,702	236,537	58,409

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,034,945)	(994,219)	(68,187)	(46,400)
From net capital gains.	(59,296)	(38,218)	(23,110)	—

Total distributions	(1,094,241)	(1,032,437)	(91,297)	(46,400)

CAPITAL SHARE TRANSACTIONS (Note 7)	51,317,599	24,732,606	16,336,110	70,435

NET INCREASE IN NET ASSETS	52,460,854	26,005,871	16,481,350	82,444

NET ASSETS
Beginning of period	$52,387,782	$26,381,911	$1,069,104	$986,660

End of period	$104,848,636	$52,387,782	$17,550,454	$1,069,104

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 17

Madison Mosaic Income Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.72	$10.63	$10.81	$10.30	$9.94
Investment operations:
Net investment income	0.20	0.26	0.27	0.32	0.33
Net realized and unrealized gain (loss) on investments	0.19	0.10	(0.15)	0.51	0.36

Total from investment operations	0.39	0.36	0.12	0.83	0.69
Less distributions:
From net investment income	(0.20)	(0.26)	(0.27)	(0.32)	(0.33)
From net capital gains	(0.09)	(0.01)	(0.03)	—	—

Total distribution	(0.29)	(0.27)	(0.30)	(0.32)	(0.33)

Net asset value, end of period	$10.82	$10.72	$10.63	$10.81	$10.30
Total return (%)	3.65	3.40	1.19	8.17	7.10
Ratios and supplemental data
Net assets, end of period (in thousands)	$5,328	$5,048	$4,300	$5,071	$2,986
Ratio of expenses to average net assets (%)	0.69	0.68	0.69	0.78	1.15
Ratio of net investment income to average net assets (%)	1.81	2.39	2.55	3.00	3.30
Portfolio turnover (%)	45	20	38	67	18

CORE BOND FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.89	$6.76	$6.74	$6.58	$6.44
Investment operations:
Net investment income	0.21	0.21	0.21	0.27	0.26
Net realized and unrealized gain (loss) on investments	0.24	0.13	0.02	0.16	0.14

Total from investment operations	0.45	0.34	0.23	0.43	0.40
Less distributions from net investment income	(0.21)	(0.21)	(0.21)	(0.27)	(0.26)

Net asset value, end of period	$7.13	$6.89	$6.76	$6.74	$6.58
Total return (%)	6.60	5.11	3.43	6.80	6.41
Ratios and supplemental data
Net assets, end of period (in thousands)	$8,846	$9,096	$12,501	$5,188	$4,523
Ratio of expenses to average net assets (%)	0.70	0.70	0.70	0.80	1.12
Ratio of net investment income to average net assets (%)	2.94	3.04	3.13	4.18	4.05
Portfolio turnover (%)	21	32	16	36	41
Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

18 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Financial Highlights | concluded

Selected data for a share outstanding throughout each period indicated

INSTITUTIONAL BOND FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.94	$10.68	$10.47	$10.41	$10.08
Investment operations:
Net investment income	0.16	0.19	0.20	0.48	0.44
Net realized and unrealized gain (loss) on investments	0.22	0.27	0.21	0.16	0.33

Total from investment operations	0.38	0.46	0.41	0.64	0.77
Less distributions:
From net investment income	(0.16)	(0.19)	(0.20)	(0.48)	(0.44)
From net capital gains	(0.01)	(0.01)	—	(0.10)	—

Total distributions	(0.17)	(0.20)	(0.20)	(0.58)	(0.44)

Net asset value, end of period	$11.15	$10.94	$10.68	$10.47	$10.41
Total return (%)	3.53	4.35	3.99	6.30	7.77
Ratios and supplemental data
Net assets, end of period (in thousands)	$104,849	$52,388	$26,382	$2,155	$6,413
Ratio of expenses to average net assets (%)	0.49	0.49	0.49	0.56	0.47
Ratio of net investment income to average net assets (%)	1.48	1.76	2.21	3.70	4.21
Portfolio turnover (%)	9	21	11	73	42

INVESTMENT GRADE CORPORATE BOND FUND

	Year Ended December 31,
	2011	2010	2009	2008	2007*
Net asset value, beginning of period	$10.81	$10.68	$10.16	$10.26	$10.00
Investment operations:
Net investment income	0.22	0.48	0.53	0.52	0.27
Net realized and unrealized gain (loss) on investments	0.61	0.13	0.52	(0.09)	0.26

Total from investment operations	0.83	0.61	1.05	0.43	0.53
Less distributions:
From net investment income	(0.36)	(0.48)	(0.53)	(0.52)	(0.27)
From net capital gains	(0.01)	—	—	(0.01)	—

Total distributions	(0.37)	(0.48)	(0.53)	(0.53)	(0.27)

Net asset value, end of period	$11.27	$10.81	$10.68	$10.16	$10.26
Total return (%)	7.83	5.81	10.58	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$17,550	$1,069	$987	$948	$637
Ratio of expenses to average net assets (%)	0.69	0.06	—	—	—
Ratio of net investment income to average net assets (%)	1.98	4.44	5.05	5.21	5.29
Portfolio turnover (%)	10	14	18	5	3

*	For the period July 1, 2007 (commencement of operations) through December 31, 2007

Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 19

Madison Mosaic Income Trust

Notes to Financial Statements

1. Summary of Significant Accounting Policies.

Madison Mosaic Income Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains four separate funds: Madison Mosaic Government Fund, Madison Mosaic Core Bond Fund, Madison Mosaic Institutional Bond Fund and the Madison Mosaic Investment Grade Corporate Bond Fund (collectively, the “Funds”). Each Fund is a diversified mutual fund with its objectives and strategies detailed in its prospectus.

Portfolio Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments carried at fair value:

20 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Notes to Financial Statements | continued

Fund	Level 1	Level 2	Level 3	Value at 12/31/11
Government
Mortgage Backed Securities	$—	$575,917	$—	$575,917
U.S. Government and Agency Obligations	—	4,560,671	—	4,560,671
Repurchase Agreement	—	163,633	—	163,633

Total	$—	$5,300,221	$—	$5,300,221

Core Bond
Corporate Notes and Bonds	$—	$4,470,806	$—	$4,470,806
Mortgage Backed Securities	—	1,869,956	—	1,869,956
U.S. Government and Agency Obligations	—	2,172,139	—	2,172,139
Repurchase Agreement	—	247,082	—	247,082

Total	$—	$8,759,983	$—	$8,759,983

Institutional Bond
Corporate Notes and Bonds	$—	$50,843,704	$—	$50,843,704
U.S. Government and Agency Obligations	—	49,323,824	—	49,323,824
Repurchase Agreement	—	7,496,079	—	7,496,079

Total	$—	$107,663,607	$—	$107,663,607

Investment Grade Corporate Bond Fund
Corporate Notes and Bonds	$—	$17,067,338	$—	$17,067,338
Repurchase Agreement	—	292,944	—	292,944

Total	$—	$17,360,282	$—	$17,360,282

Please see the Portfolio of Investments for each Fund for a listing of all securities within each caption.

There were no transfers between classification levels during the period ended December 31, 2011. As of and during the year ended December 31, 2011, none of the Funds held securities deemed as a Level 3.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Udpate (“ASU”) No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year. The Funds’ investment adviser is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

Annual Report | December 31, 2011 | 21

Madison Mosaic Income Trust | Notes to Financial Statements | continued

The tax character of distributions paid during 2011 and 2010 was as follows:

	2011	2010
Government Fund:
Distributions paid from:
Ordinary income	$106,536	$121,062
Long-term capital gains	31,029	1,819

Core Bond Fund:
Distributions paid from ordinary income	$248,028	$357,455

Institutional Bond Fund:
Distributions paid from:
Ordinary income	$1,073,254	$1,028,225
Long-term capital gains	20,987	11,212

Investment Grade Corporate Bond Fund:
Distributions paid from:
Ordinary income	$69,098	$46,400
Long-term capital gains	$22,199	—

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized gains	$2,343
Net unrealized appreciation on investments	183,176

$185,519

Core Bond Fund:
Accumulated net realized losses	$(27,287)
Net unrealized appreciation on investments	538,633

$511,346

Institutional Bond Fund:
Accumulated net realized losses	$(52,876)
Net unrealized appreciation on investments	2,500,454

$2,447,578

Investment Grade Corporate Bond Fund:
Net unrealized appreciation on investments	$214,681

$214,681

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2011, the Core Bond Fund and Institutional Bond Fund had available for federal income tax purposes the following unused capital loss carryovers:

Fund	Short-Term Losses	Long-Term Losses	Expire
Core Bond	$17,156	—	December 31, 2014
	10,131	—	December 31, 2017
Institutional Bond	—	$52,876	Do not expire.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Notes to Financial Statements | continued

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Funds’ custodian bank. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfer uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2011, the Government Fund had a 0.7% interest, the Core Bond Fund had a 1.0% interest, the Institutional Bond Fund had a 30.1% interest and the Investment Grade Corporate Bond Fund had a 1.2% interest in the consolidated repurchase agreement of $24,892,514 collateralized by $25,389,217 in Fannie Mae Mortgaged Backed Security Notes. Proceeds at maturity were $24,892,521.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements.” ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing.” These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

3. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, LLC (the

“Adviser”), earned an advisory fee equal to 0.40% per annum of the average net assets of the Government Fund, Core Bond Fund and Investment Grade Corporate Bond Fund and 0.30% per annum for the Institutional Bond Fund.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. For the year ended December 31, 2011, this fee was 0.28% for the Government Fund, 0.30% for the Core Bond Fund, 0.19% for the Institutional Bond Fund and 0.30% for the Investment Grade Corporate Bond Fund. The Independent Trustees fees and the expenses of the Funds’ independent registered public accountants are paid out of this fee.

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov’t securities	$2,336,940	$2,207,409
Other	—	—
Core Bond Fund:
U.S. Gov’t securities	$959,189	$1,773,766
Other	750,189	878,696

	Purchases	Sales
Institutional Fund:
U.S. Gov’t securities	$27,133,080	$2,736,258
Other	26,949,917	3,170,350
Investment Grade
Corporate Bond Fund:
U.S. Gov’t securities	$—	$—
Other	16,258,533	346,236

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) were as follows as of December 31, 2011:

	Government Fund	Core Bond Fund
Aggregate Cost	$5,117,045	$8,221,350

Gross unrealized appreciation	183,176	539,828
Gross unrealized depreciation	—	(1,195)

Net unrealized appreciation	$183,176	$538,633

Annual Report | December 31, 2011 | 23

Madison Mosaic Income Trust | Notes to Financial Statements | concluded

	Institutional Bond Fund	Investment Grade Corporate Bond Fund
Aggregate Cost	$105,163,153	$17,145,601

Gross unrealized appreciation	2,502,917	242,323
Gross unrealized depreciation	(2,463)	(27,642)

Net unrealized appreciation	$2,500,454	$214,681

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2011	2010
In Dollars
Shares sold	$2,417,691	$1,700,722
Shares issued in reinvestment of dividends	133,374	118,897

Total shares issued	2,551,065	1,819,619
Shares redeemed	(2,317,350)	(1,103,235)

Net increase	$233,715	$716,384

In Shares
Shares sold	223,668	157,293
Shares issued in reinvestment of dividends	12,353	11,009

Total shares issued	236,021	168,302
Shares redeemed	(214,360)	(101,855)

Net increase	21,661	66,447

	Year Ended December 31,
Core Bond Fund	2011	2010
In Dollars
Shares sold	$4,239,259	$4,604,402
Shares issued in reinvestment of dividends	234,467	335,564

Total shares issued	4,473,726	4,939,966
Shares redeemed	(4,997,198)	(8,641,574)

Net decrease	$(523,472)	$(3,701,608)

In Shares
Shares sold	597,435	658,207
Shares issued in reinvestment of dividends	33,525	48,369

Total shares issued	630,960	706,576
Shares redeemed	(709,623)	(1,236,378)

Net decrease	(78,663)	(529,802)

	Year Ended December 31,
Institutional Bond Fund	2011	2010
In Dollars
Shares sold	$57,572,393	$35,940,448
Shares issued in reinvestment of dividends	187,051	395,053

Total shares issued	57,759,444	36,335,501
Shares redeemed	(6,441,845)	(11,602,895)

Net increase	$51,317,599	$24,732,606

In Shares
Shares sold	5,176,600	3,345,384
Shares issued in reinvestment of dividends	16,928	36,448

Total shares issued	5,193,528	3,381,832
Shares redeemed	(580,883)	(1,061,304)

Net increase	4,612,645	2,320,528

	Year Ended December 31,
Investment Grade Corporate Bond Fund	2011	2010
In Dollars
Shares sold	$17,067,503	$24,035
Shares issued in reinvestment of dividends	33,583	46,400

Total shares issued	17,101,086	70,435
Shares redeemed	(764,976)	—

Net increase	$16,336,110	$70,435

In Shares
Shares sold	1,525,450	2,229
Shares issued in reinvestment of dividends	3,068	4,254

Total shares issued	1,528,518	6,483
Shares redeemed	(70,047)	—

Net increase	1,458,471	6,483

24 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Notes to Financial Statements | concluded

8. Line of Credit. The Government Fund, Core Bond Fund and Institutional Bond Fund have lines of credit with U.S. Bank, N.A. of $500,000, $1 million and $5 million, respectively. Each line is a revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended

December 31, 2011, the Government Fund and Core Bond Fund drew $63,000 and $44,000 for one day on their credit facility and paid $5 and $3 of interest, respectively.

9. Subsequent Events. On February 9, 2012, the Board of Trustees approved the creation of R6 shares for the Core Bond Fund. The additional share class will begin to be offered through certain distribution channels on March 1, 2012. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Annual Report | December 31, 2011 | 25

Madison Mosaic Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Income Trust (the “Trust”), including the Government Fund, Core Bond Fund, Institutional Bond Fund and Investment Grade Corporate Bond Fund (collectively, the “Funds”), as of December 31, 2011 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for each of the four years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2011, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, and for each of the four years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 22, 2012

26 | Annual Report | December 31, 2011

Madison Mosaic Income Trust

Other Information

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2011 and held for the six-months ended December 31, 2011.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return1

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Government Fund	$1,000.00	$1,022.15	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,040.62	0.70%	$3.63
Institutional Bond Fund	$1,000.00	$1,019.74	0.49%	$2.49
Investment Grade Corporate Bond Fund	$1,000.00	$1,054.82	0.69%	$3.58

[1]	For the six-months ended December 31, 2011.
[2]

Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Government Fund	$1,000.00	$1,025.47	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,025.47	0.70%	$3.59
Institutional Bond Fund	$1,000.00	$1,025.47	0.49%	$2.50
Investment Grade Corporate Bond Fund	$1,000.00	$1,025.47	0.69%	$3.47

[1]	For the six-months ended December 31, 2011.
[2]

Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report | December 31, 2011 | 27

Madison Mosaic Income Trust | Other Information | continued

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission (“SEC”) web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www. sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at

800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it renewed the Trust’s advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in portfolio management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration.

With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. The Board and representatives of the Adviser engaged in a comprehensive

28 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Other Information | continued

discussion of performance and market conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of “inapt comparisons.” They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on total expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative “services” expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust and other investment companies pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Annual Report | December 31, 2011 | 29

Madison Mosaic Income Trust | Other Information | concluded

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements.

During the meeting, the Independent Trustees were represented by Independent counsel, who confirmed that the Trust’s Independent Trustees met separately to review a variety of written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

30 | Annual Report | December 31, 2011

Madison Mosaic Income Trust

Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank[1] 1960	President, 1996 - Present, and Trustee, 2001 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC (“MAM”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC (“Madison” or the “Adviser”), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Frank E. Burgess[1] 1942	Trustee and Vice President, 1996 - Present	MIH, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present	Madison Mosaic Funds (13), 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

[1]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Annual Report | December 31, 2011 | 31

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009	MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present	N/A

32 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present	MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005	N/A

W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009	MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (“MFD”)(an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	N/A

Annual Report | December 31, 2011 | 33

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present	MIH, MAM, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007	N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	44	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

34 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44	Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

[1]	Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2]

As of the date of this report, the fund complex consists of the Trust with 4 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Annual Report | December 31, 2011 | 35

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MEMBERS Mutual Funds  |  October 31, 2011

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your financial advisor or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

MEMBERS Mutual Funds  |  October 31, 2011

Management’s Discussion of Fund Performance

ECONOMIC OVERVIEW

Factors influencing the market and its reaction during the last fiscal year ended October 31, 2011 could be described by the following equation: “Macro and Global = Risk On, Risk Off.” “Macro and global” refer to shocks to the system we experienced such: as the downgrade of U.S. AAA debt rating; the revolutionary wave of demonstrations and protests in the Arab world; the Japanese earthquake; Quantitative Easing II; and the Greek debt crisis. Record correlation of asset class movements and extreme volatility measured by single day market moves coupled with high frequency trading are part of the “risk on, risk off” price swings.

Although the one-year-period ended October 31, 2011 was generally a positive one for domestic stock and bond investors, it was not without its trials. Behind the 8.08% return for the S&P 500 Index, a widely used proxy for the overall U.S. stock market, were periods in which the index dipped well below its starting point, and times when the stock market showed considerable volatility, particularly in the last few months of the period. In terms of general performance trends, growth stocks soundly outperformed value stocks over the period, while large-cap stocks had a slight edge over mid-cap stocks, which showed stronger performance than small-cap stocks. On the bond side, rates for the bellwether 10-Year U.S. Treasury bond hit a new all-time low of 1.72% on September 22, and ended the period well below the period’s starting point. As interest rates drop, the value of existing bonds rise, and bond investors generally saw positive returns as a result, with the overall trend favoring longer-term bonds over shorter-term bonds.

The sovereign debt crisis in Europe, which had a considerable and largely negative impact on domestic markets, was an even darker cloud over both Europe and emerging markets as the overseas markets showed a loss of -3.58%, as measured by the widely-used Morgan Stanley Europe, Australasia and Far East (EAFE) Index. The problems in Europe focused on Greece, but were not contained to just this country. The U.S. government was not above the fray, as seen by Standard & Poor’s April downgrading of U.S. debt from AAA to AA. Another sign of the troubled times was the seemingly endless Washington shuffle over the debt ceiling, for which Congress finally reached a compromise in the last hours prior to the August 2 deadline.

The fragile nature of the global economy was evidenced by the continued fiscal stimulus and the Federal Reserve’s commitment to maintaining rock-bottom short-term rates. With low-risk yields at paltry levels, investors had a strong incentive to look for returns elsewhere, at least one factor behind the solid results in the stock market. All of these woes and need for stimulus have ties to the deep recession and financial crisis of 2008-09, which we believe, was no ordinary occurrence. As a result it will likely require many years of repair to undo the damage of the excesses that led to the collapse. Certainly you need look no further than the housing market and employment, both of which languished over the one-year period.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

OUTLOOK

While low interest rates may have been frustrating individual investors in search of yield, cheap capital was a significant boost for corporate profits, which remained robust across the period. Profit margins may be under more pressure going forward, but well-managed U.S. companies have proven their ability to do more with less, and we believe overall stock valuations at the end of this period remained reasonable. On the other hand, record-low yields on bonds only increase interest rate risk, and if rates should rise, it is longer-term bonds which are likely to suffer the most. While possibilities of another recession have increased, we believe the odds favor continued slow, but positive growth. This may not be simply a temporary state of affairs, but a longer term one, as it may take years to unwind the mortgage crisis, realize the consequences of the federal bailouts, and for U.S. households to rebuild their balance sheets. If you add the likelihood of continued fiscal trouble in Europe, we see uncertainty and risk as central concerns for investors and the market as we head into 2012.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Conservative Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•

Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•

Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	3.00	9.39	2.84	—	(2.91)	7.25	1.71
Class B Shares[4]	2.19	8.60	2.10	—	(2.27)	7.60	1.93
Class C Shares[5]	2.19	—	—	1.03	1.20	—	1.03
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.96	6.30	NA	NA	NA
Conservative Allocation Fund Custom Index	5.86	10.59	5.61	4.48	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Conservative Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an “orderly” restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do “more with less”. Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000® Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Bond Funds	63%
Foreign Bond Funds	6%
Foreign Stock Funds	9%
Money Market Funds and Other Net Assets	3%
Stock Funds	19%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Conservative Allocation Fund returned 3.00% (Class A shares at net asset value), while the Conservative Allocation Custom Index returned 5.86%. The fund’s focus on lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core fixed income securities, such as high yield, floating rate and global bonds and corresponding underweight to longer duration U.S. Treasuries was the primary reason behind the performance lag. In response to softening economic data, the 10-year U.S. Treasury yield declined from 2.61% to 2.17% over the course of the year. However, although not enough to offset the above, the fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period.

Top contributors to the fund’s performance included: MEMBERS Large Cap Value Y which returned 10.5%; and Calamos Growth & Income at 8.3%.

Top detractors to performance included: PIMCO Total Return which returned 1.3%; Madison Mosaic Institutional Bond at 1.8%; and Templeton Global Bond at 2.9%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

5

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Moderate Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•

Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•

Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	3.97	9.83	1.35	—	(2.04)	7.68	0.23
Class B Shares[4]	3.19	8.97	0.59	—	(1.31)	7.98	0.42
Class C Shares[5]	3.19	—	—	(1.32)	2.19	—	(1.32)
S&P 500 Index	8.09	11.41	1.88	(0.18)	NA	NA	NA
Moderate Allocation Fund Custom Index	5.45	11.54	4.29	2.70	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Moderate Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an “orderly” restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do “more with less”. Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000® Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Bond Funds	40%
Foreign Bond Funds	4%
Foreign Stock Funds	12%
Money Market Funds and Other Net Assets	3%
Stock Funds	41%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Moderate Allocation Fund returned 3.97% (Class A shares at net asset value), while the Moderate Allocation Custom Index returned 5.51%. The fund’s focus on lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core fixed income securities, such as high yield, floating rate and global bonds and corresponding underweight to longer duration U.S. Treasuries was the primary reason behind the performance lag. In response to softening economic data, the 10-year U.S. Treasury yield declined from 2.61% to 2.17% over the course of the year. However, although not enough to offset the above, the fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period.

Top contributors to the fund’s performance included: MEMBERS Mid Cap Y which returned 11.3%; MEMBERS Large Cap Value at 10.5%; and Yacktman at 8.8%.

Top detractors to performance included: Members International which returned -2.9%; PIMCO Total Return Fund at +1.3%; and Madison Mosaic Institutional Bond Fund at 1.8%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

7

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Aggressive Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•

Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•

Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•

Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	4.29	10.18	(0.20)	—	(1.69)	8.01	(1.30)
Class B Shares[4]	3.54	9.34	(0.94)	—	(0.96)	8.36	(1.12)
Class C Shares[5]	3.54	—	—	(3.70)	2.54	—	(3.70)
S&P 500 Index	8.09	11.41	1.88	(0.18)	NA	NA	NA
Aggressive Allocation Fund Custom Index	4.20	12.19	2.66	0.45	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

8

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Aggressive Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an “orderly” restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do “more with less”. Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000® Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Bond Funds	11%
Foreign Bond Funds	3%
Foreign Stock Funds	19%
Money Market Funds and Other Net Assets	2%
Stock Funds	65%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Aggressive Allocation Fund returned 4.29% (Class A shares at net asset value), while the Aggressive Allocation Custom Index returned of 4.20%. The fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period and this was the primary reason for the fund’s outperformance compared to its benchmark. However, an overweight to lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core bonds hindered returns as fearful and yield starved investors migrated to the perceived safety of longer duration U.S. Treasuries.

Top contributors to the fund’s performance included: MEMBERS Mid Cap Y which returned 11.3%; MEMBERS Large Cap Value at 10.5%; and Yacktman at 8.8%.

Top detractors to performance included: Hussman Strategic Growth Fund which declined 3.2%; Templeton Global Bond Fund which returned 2.9%; and T. Rowe Price New ERA Fund at 2.7%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Fannie Mae	29%
Federal Home Loan Bank	25%
Freddie Mac	33%
U.S. Treasury Bills	7%
Cash and Other Net Assets	6%

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the MEMBERS Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	3.81	6.53	4.75	4.13	—	(0.84)	4.90	3.79	3.66
Class B Shares[4]	3.04	5.74	3.97	3.35	—	(1.46)	4.69	3.63	3.35
Class Y Shares[7]	4.03	6.82	—	—	5.53	—	—	—	—
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.49	5.53	6.96	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve-month period ended October 31, 2011 provided a wild ride. The first quarter of this period witnessed a major political realignment and a hope for increased economic growth based upon the tax compromise reached in December. Yields on the 10-year Treasury rose almost 1.0% from just after the election to just after Christmas, roughly 2.5% to

3.5%. Corporate bonds experienced their best excess returns of the year. However, as 2011 commenced it gradually became apparent that the economy was actually decelerating, further political compromise would be difficult, and the European ‘problem’ was proving both intractable and volatile. Ten-year yields peaked in early February at approximately 3.75% and commenced a generally downward trajectory to an eventual low of 1.72% in September

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Bond Fund (concluded)

before again climbing back over 2% to end this period.

As concerns over the economy and Europe increased, the rate of return between bonds (i.e. Treasury bonds and corporate bonds with additional risks) ceased tightening and in the second quarter of 2011 began to gradually widen while overall rates declined; thereby, maintaining positive total returns. By midsummer, real concern developed regarding whether a compromise on the debt ceiling could be reached. The possibility of a politically induced default by the U.S. Treasury increased. Rates did not rise because the turmoil in Europe raised the specter of a collapse of the European Monetary Union, the potential for large European banks to fail, and the development of a situation not unlike the failure of Credit-Anstalt in 1931. Corporate bonds experienced one of the worst quarterly performances (underperforming Treasuries by 5.56%) of the past ten years during the third quarter. Only the last two quarters of 2008 produced worse returns. The period ended with increasing expectations for economic growth and what we believe was a rather naïve expectation that Europe had finally confronted its problems. Rates rose and during October corporate bonds experienced a major bounce back.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Asset Backed	1%
Corporate Notes and Bonds	18%
Mortgage Backed	12%
U.S. Government and Agency Obligations	61%
Cash and Other Net Assets	8%

PERFORMANCE DISCUSSION

For the entire period, the yield curve on U.S. Treasury bonds flattened as two-year Treasuries declined only 0.1% while thirty-year Treasuries dropped from 4% to 3.125%. Corporate bonds overall underperformed comparable duration Treasuries by 70 basis points (bps). The brunt of the pain was in the banking industry which underperformed by 255 bp while Industrial sector bonds eked out 10 bp of outperformance and those issued in the Utilities sector were positive by over 30 bp. High yield securities suffered miserably during the summer and fall, but returned 68 extra basis points over Treasuries for the entire period while the Mortgage sector essentially was even with Treasuries, adjusted for duration (a measure of a security’s price sensitivity to changes in interest rates).

For the period the MEMBERS Bond Fund returned 3.81% (Class A shares at net asset value), compared to a 5.00% return for the Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index. This underperformance was due to a more conservative duration posture approximately 8-10% below that of the benchmark during most of the period as rates declined. This was partially offset by being modestly underweight in corporate bonds, being significantly underweight in the banking industry and modestly overweight in the Industrial sector.

FUND CHANGES

Over the last twelve-months, there were no significant changes in holdings or distributions. We remain defensive from a risk standpoint as the economy grows below trend and the consumer deleverages. We remain focused on valuation in this environment and believe the investment grade market is aggressively priced at the present time.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	4.61	15.68	6.37	7.40	—	(0.03)	13.93	5.39	6.90
Class B Shares[4]	3.89	14.85	5.58	6.61	—	(0.52)	13.96	5.27	6.61
Class Y Shares[7]	4.81	15.97	—	—	7.11	—	—	—	—
Bank of America Merrill Lynch US High Yield Master II,
Constrained	4.85	23.13	8.05	9.01	8.56	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The high yield market experienced significant volatility during the twelve-month period ended October 31, 2011, rallying late in the period to end the fiscal year with solid mid-single digit returns. Benign Treasury bond trading levels supported market performance as the 10-year Treasury yield moved from around 3.50% to the 2.00% range. Company operating results generally improved over prior year periods; thus default rates trended down to the 1.50-2.00% level from the low-teens default rates seen in 2008/2009. U.S. economic expansion moderated from 3%+ to 2% during the year, causing the equity markets to pull back from higher levels earlier in the year and raising concerns about a possible double-dip recession.

Going forward, low interest rates on competing fixed income products combined with the expectation that the Federal Reserve will keep rates low for an extended period should create favorable conditions for high yield bonds.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

High Income Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Consumer Discretionary†	30%
Consumer Staples	6%
Energy	9%
Financials	3%
Health Care	9%
Industrials	13%
Information Technology	5%
Materials	9%
Telecommunication Services	7%
Utilities	3%
Cash and Other Net Assets	6%

†

Consumer Discretionary includes securities in the following industries: Auto Components; Automobiles; Consumer Finance; Diversified Consumer Services; Hotels, Restaurants & Leisure; Household Durables; Internet & Catalog Retail; Media; Specialty Retail; and Textiles, Apparel & Luxury Goods.

PERFORMANCE DISCUSSION

The MEMBERS High Income Fund returned 4.61% (Class A shares at net asset value) during the twelve-month period ended October 31, 2011. For the same period, the BofA/Merrill Lynch High Yield Constrained Index returned

4.85%. Although the fund’s underweight in the Financial sector and strong security selection and allocations within the Telecom sector were positive contributors to performance, the fund’s limited exposure to the Oil & Gas sector, security selection within the Technology sector and cash position ultimately resulted in underperformance by the fund compared with the benchmark.

FUND CHANGES

The fund was active during the last twelve months as it participated in over 300 combined buy and sell trades as the strategy for much of the year was to cull more aggressively structured bonds in favor of stronger corporate bonds. The fund also participated in over 40 corporate actions resulting in more than $11 million of called/tendered bonds.

Business support services, Health Care, Telecom, and Utilities were emphasized in the fund. Media/cable TV became a focus during the period whereas the fund’s exposure to oil and gas was decreased.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	7.32	9.14	3.11	4.28	1.15	6.99	1.89	3.66
Class B Shares[4]	6.47	8.32	2.32	3.50	1.97	7.31	2.00	3.50
Russell 1000® Index	8.01	12.22	0.54	4.17	NA	NA	NA	NA
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.49	5.53	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	6.95	10.67	3.81	4.99	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The first half of the fiscal year saw the Russell 1000® Index rapidly rise by over 17%. During the second half the benchmark reversed and fell by nearly 8%. The fund’s stocks lagged slightly during the market’s advance, and held up much better than the benchmark during the declining phase. This is what we anticipate for returns for the fund’s stock investment style. Our expectation is that the fund will keep up with or lag a rising market and fall less in a declining market.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Diversified Income Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Asset Backed	1%
Common Stocks	52%
Corporate Notes and Bonds	17%
Mortgage Backed	10%
U.S. Government and Agency Obligations	14%
Cash and Other Net Assets	6%

PERFORMANCE DISCUSSION

Effective October 31, 2011, the primary benchmark changed from two indexes, the Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index and the Russell 1000® Index, to a single Custom Blended Index, which consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index. This index better reflects the types of stocks and bonds typically held in the fund as described in the current prospectus.

For the twelve-month period ended October 31, 2011, the MEMBERS Diversified Income Fund returned 7.32% (Class A shares at net asset value) while the Custom Blended Index returned 6.95%. The fund’s Financial and Energy stocks contributed the most to performance during the year. Information Technology and Consumer Discretionary were also leading sectors. Health Care was the only sector that was noticeably negative, led by Merck & Co. Inc., whose weak performance detracted most for the period.

Chevron Corp. rose over 25% and was one of our largest positions during the period. Profits delivered were ahead of expectations as production expanded.

Intel Corp. was another large portfolio position that climbed over 20% during the period. Earnings expanded and investor concerns over weak sales to the PC market turned out to be excessive.

VF Corp, an apparel maker, rose over 60% during the fiscal year. Although this stock was sold too early to benefit from the entire rally, it still was one of the leading performers. Consumers continued to appreciate the price/value proposition of their leading brands like North Face®.

The bond portion of the fund was modestly short duration (a measure of a security’s price sensitivity to changes in interest rates) compared to the benchmark during this period of generally declining rates which negatively affected performance. However, sector allocations aided performance. The fund allocated only approximately half the index allocation to banks which massively underperformed during the year. The fund was significantly overweight in Utilities and Industrials, sectors which provided positive excess return during the period. Additionally, the fund’s average coupon was 1.0% higher than the market, thereby generating significant income relative to the market.

FUND CHANGES

For the stock portion of the fund, portfolio shifts during the year included reducing our weight in Consumer Staples and Health Care, including eliminating Baxter International Inc. and Walgreen Co. Baxter was sold due to a fuller valuation without an improvement in fundamentals. We judged the valuation of Walgreen to be too high and are concerned that growth expectations will not be met. We increased our weights in the Financial and Industrial sectors. We invested in stocks that have strong balance sheets, solid dividend yields and growth prospects, including Emerson Electric Co. and United Parcel Service, Inc. (UPS). These stocks not only offer above average dividend yield, but the large majority also increased their dividend during the year.

17

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge		% Return After Sales Charge[6]
	1 Year	Since 10/31/09 Inception	1 Year	Since 10/31/09 Inception
Class A Shares[3]	5.22	6.12	(0.83)	3.02
Class Y Shares[7]	5.51	6.37	—	—
S&P 500 Index	8.09	12.22	NA	NA
CBOE BuyWrite Monthly Index	4.57	7.34	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The investment environment for the MEMBERS Equity Income Fund has transitioned through a number of phases over the past twelve months. The first phase was the continuation of the strong bull market which began in March of

2009. Following a relatively minor correction in early 2010, U.S. stocks surged through early 2011. During this phase, the fund participated in the market upside but lagged the S&P 500 Index as one would expect of a covered call strategy. With stocks climbing very strongly,

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Equity Income Fund (concluded)

a number of the fund’s holdings were “called away” generating higher cash levels. Given the strength and duration of the rally, the fund was opportunistically and conservatively reinvesting the cash. The equity markets moved into a somewhat more volatile phase between February and July as geo-political issues in North Africa and the Japanese earthquake tragedy weighed on investor’s minds. This choppier environment provided opportunity for the fund to more aggressively reinvest the larger cash levels. The final phase, August through October, has primarily focused on the European crisis and its potential to negatively impact global economic growth. During this phase, stocks fell sharply through the end of September but rallied in October and the fund performed very well as more opportunities were presented to reduce cash levels and the higher market volatility lead to very attractive option premiums being realized through call option writing.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
	Fund	S&P 500 Index
Consumer Discretionary	7%	11%
Consumer Staples	—	11%
Energy	17%	12%
Financials	14%	14%
Health Care	13%	11%
Industrials	4%	11%
Information Technology	14%	20%
Materials	3%	3%
Telecommunication Services	—	3%
Utilities	—	4%
Exchange-Traded Fund	3%	—
Cash and Other Net Assets	25%	—

PERFORMANCE DISCUSSION

Although the fund’s performance has lagged the S&P 500 on a one-year basis, much of the underperformance occurred during the market rally phase early in the period due primarily to the presence of the covered call overlay and higher than normal cash levels. The fund did outperform the CBOE BuyWrite Index (BXM) which is the passive benchmark for a covered call strategy. For the full twelve-month period ended October 31, 2011, the fund delivered a 5.22% return, (Class A shares at net asset value), compared with a 8.09% return on the S&P 500 and a 4.57% return on the CBOE BuyWrite Index (BXM). On a calendar year-to-date basis (1/1/11-10/31/11) with a return of 2.40% on the fund, the S&P 500 Index returning 1.30% and the CBOE BuyWrite Index returning 0.15%, the fund outperformed both indices.

The performance of the fund’s individual holdings was led by Technology holdings Google Inc., EMC Corp./Massachusetts, EBAY Inc. and QUALCOMM Inc. Strong performance from financial stocks including Intercontinental Exchange and American Express Co. offset weakness in banking and investment holdings such as Morgan Stanley and Wells Fargo & Co. Many of the fund’s energy holdings lagged during the market downturn as oil prices fell sharply but rebounded very well in the October 2011 rally. Finally, strength in United HealthCare and biotechnology companies Gilead Sciences Inc. and Celgene Corp. offset weakness in medical device oriented companies such as Stryker Corp. and St. Jude Medical.

FUND CHANGES

Following the strong October rebound, the fund has taken a more conservative approach given the still high levels of global uncertainty. The percentage of call options written against portfolio holdings has increased and the fund is well positioned for the current environment. The fund has delivered on its distribution goals and is well positioned to continue to payout a relatively high level of income.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	10.27	7.13	(2.75)	2.40	—	3.89	5.02	(3.89)	1.80
Class B Shares[4]	9.52	6.34	(3.45)	1.65	—	5.02	5.29	(3.83)	1.65
Class Y Shares[7]	10.53	7.39	—	—	(0.56)	—	—	—	—
Russell 1000® Value Index	6.16	8.78	(2.05)	4.57	(0.21)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Large Cap Value Fund (concluded)

INVESTING ENVIRONMENT

While stocks (as measured by the S&P 500) rose 8.09% during the fiscal year ended October 31, 2011, large-cap value stocks lagged the overall market. The fiscal year can be split into two portions. During the first six months through April 2011, the broad market sprinted higher by over 17%. The market then reversed course and fell by nearly 8% during the final six months of the fiscal year. The fund kept up with the surging benchmark during the first six months of the fiscal year, and managed to drop by much less than the benchmark during the last six months of the fiscal year. This is an ideal pattern of returns for the fund; to participate in a rising market and protect its gains in a declining market.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
	Fund	Russell 1000® Value Index
Consumer Discretionary	6%	9%
Consumer Staples	11%	8%
Energy	14%	13%
Financials	22%	25%
Health Care	14%	11%
Industrials	10%	9%
Information Technology	11%	9%
Materials	3%	3%
Telecommunication Services	3%	5%
Utilities	4%	8%
Cash and Other Net Assets	2%	—

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Large Cap Value Fund returned 10.27% (Class A shares at net asset value) while the Russell 1000® Value Index returned 6.16%. The fund outperformed its benchmark for the period primarily because of excellent stock selection, especially in the Financial sector.

Financial stocks contributed the majority of the fund’s positive performance during the year. Conservative selections fared well compared to more leveraged financial stocks that are held in the benchmark. Overall, the fund’s stock selection was strong during the year ended October 31, 2011. In addition, the fund’s overweight and underweight positions across sectors were also a positive contributor to performance.

Marathon Oil Corp. was a strong contributor to performance. The stock rose steeply as the firm restructured and split into two businesses, both of which we sold after the gains.

International Business Machines Corp. (IBM) rose over 25% as earnings continued to grow through tumultuous economic times. The firm’s earnings outlook improved during the last year, as revenues were modestly above expectations and management efficiently converted these revenues into profits.

TJX Cos. Inc. is a discount retailer that grew earnings more rapidly than expected over the last year and the stock responded by rising over 25%. Management execution continues to be crisp and the popularity of the firm’s impressive price/value proposition is recognized by consumers.

FUND CHANGES

The number of stocks in the portfolio rose from 49 to 53 as we found new stocks to buy during the summer correction. We reduced weight in Consumer Staples as we sold out of Walgreen Co. due to higher valuation and concerns over future growth not materializing. We increased weight in the Consumer Discretionary sector; although, we are still underweight versus the benchmark. We added TJX, as well as Target Corp. and Time Warner Inc.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a “growth” approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	5.39	13.29	1.83	2.40	—	(0.69)	11.06	0.63	1.80
Class B Shares[4]	4.65	12.43	1.07	1.65	—	0.15	11.50	0.69	1.65
Class Y Shares[7]	5.63	13.56	—	—	3.31	—	—	—	—
Russell 1000® Growth Index	9.92	15.62	3.04	3.56	4.26	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve months ended October 31, 2011 presented an engaging but challenging environment. The world was in flux, and the U.S. economy stalled, raising fears of further contraction. While the market rose during the first two quarters and fell during the last two, there was much movement in between. For example, Energy was one of the top performing sectors for the year, gaining over 25% in the first quarter alone, but then declining over 10% during the fourth quarter.

22

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Large Cap Growth Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
	Fund	Russell 1000® Growth Index
Consumer Discretionary	13%	14%
Consumer Staples	6%	12%
Energy	10%	11%
Financials	6%	4%
Health Care	9%	11%
Industrials	9%	12%
Information Technology†	38%	29%
Materials	4%	5%
Telecommunication Services	—	1%
Utilities	—	1%
Cash and Other Net Assets	5%	—

†

Information Technology includes securities in the following industries: Communications Equipment; Computers & Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

PERFORMANCE DISCUSSION

The MEMBERS Large Cap Growth Fund had a 5.39% gain (Class A shares at net asset value), while the Russell 1000® Growth Index returned 9.92% for the twelve-month period ended October 31, 2011. The fund’s relative underperformance was primarily due to lagging the benchmark during the aggressive up market (10/1/10-4/30/11) with a gain of 12.63% versus the benchmark return of 16.96%.

Performance was hurt by several of our more aggressive growth companies, whose stocks sharply declined as the market shifted from bull to bear. Cree Inc., First Solar Inc., Renren Inc., and Acme Packet Inc. were each down over 30%. We still believe most of these have bright futures.

The fund’s holdings in Financials helped offset the above losses. We consciously sought to avoid credit risk such as that embedded in large money center banks. IntercontinentalExchange Inc., a facilitator of risk control, was up about 13% for the year. It is a top ten holding of the fund.

The fund’s holdings in Materials were also additive, especially Ecolab, Inc., which gained about 10% for the period. Ecolab provides cleaning, sanitizing, food safety and infection control products and services globally. The broad diversification of its customer base was a key factor for performance given the economic uncertainty.

FUND CHANGES

We recently added Sandisk Corp., a semi conductor company which provides NAND memory to tablet makers and smartphones.

We now have positions in Cerner Corp. and Allscripts Healthcare Solutions Inc., two healthcare information technology companies which increase productivity in the Health Care ecosystem.

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MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Mid Cap Fund invests generally in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	10.92	17.29	1.18	4.53	—	4.60	15.00	(0.01)	3.91
Class B Shares[4]	10.02	16.40	0.39	3.73	—	5.52	15.53	(0.01)	3.73
Class Y Shares[7]	11.31	17.63	—	—	2.71	—	—	—	—
Russell Midcap® Index	7.85	17.82	2.26	8.35	3.26	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

During the twelve-months ended October 31, 2011, mid cap stocks had a period of solid performance despite elevated volatility in the markets. The second round of quantitative easing by the Fed coincided with a rally through the first half of 2011 before worries about the global economy resulted in a sharp correction during the summer. Stock prices quickly recovered during October, however, which registered one of the strongest monthly gains in stock market history. The strongest sectors were Consumer Discretionary, Consumer Staples, Energy and Utilities while the weakest returns

24

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Mid Cap Fund (concluded)

were in the Telecommunications, Financial, and Information Technology sectors.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
	Fund	Russell Midcap® Index
Consumer Discretionary	19%	16%
Consumer Staples	4%	6%
Energy	7%	9%
Financials†	26%	19%
Health Care	9%	10%
Industrials	13%	12%
Information Technology	10%	13%
Materials	7%	7%
Telecommunication Services	—	1%
Utilities	—	7%
Cash and Other Net Assets	5%	—

†	Financials includes securities in the following industries: Capital Markets, Commercial Banks, Diversified Financial Services, Insurance and Real Estate Management & Development.

PERFORMANCE DISCUSSION

The MEMBERS Mid Cap Fund gained 10.92% (Class A shares at net asset value), while the Russell Midcap Index returned 7.85%. We believe our focus on firms with sustainable competitive advantages, modest financial leverage and stable earnings histories will result in long-term outperformance.

Relative to the benchmark, the fund’s holdings in Financials contributed nicely to performance. Insurance stocks W.R. Berkley Corp., Arch Capital Group Ltd., and Markel Corp. were top performers in the sector. The Industrial sector also generated strong performance from used car auctioneer Copart Inc. and global rail industry equipment provider Wabtec Corp/DE.

Relative weakness compared to the benchmark occurred in the Energy and Consumer

Discretionary sectors. Within Energy, oil and natural gas exploration and production company EOG Resources Inc. detracted from performance. Leading office supply retailer Staples Inc. negatively impacted results in Consumer Discretionary.

FUND CHANGES

We increased exposure to the Consumer Discretionary sector during the period by purchasing off-price retailer TJX Companies Inc. TJX offers brand name merchandise at prices 20-60% lower than its competitors and is well positioned to benefit from the current environment where consumers want to get high quality merchandise at discounted prices. We also purchased Discovery Communications Inc., a global nonfiction media company with leading cable networks. Discovery has a strong international platform and should benefit from a secular trend of increasing pay TV penetration globally. We maintain an overweight position in Consumer Discretionary as we believe our holdings are strong franchises with good pricing power.

Our exposure to the Health Care and Telecommunications sectors were reduced during the period. We sold medical products manufacturer C.R. Bard Inc., clinical research organization Covance Inc. and animal diagnostic test provider Idexx Laboratories Inc. after periods of outperformance. Within Telecommunications, we sold tower operator Crown Castle International Corp. which also contributed to results. We remain overweight the Health Care sector but are now underweight the Telecommunications sector.

25

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	9.12	14.24	2.21	—	2.81	12.03	0.97
Class B Shares[4]	8.20	13.49	1.55	—	3.70	12.57	1.15
Class Y Shares[7]	9.29	14.47	—	2.86	—	—	—
Russell 2000® Index	6.71	12.87	0.09	0.38	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Small cap securities were volatile during the twelve-month period ended October 31, 2011. A strong market rally in October helped overcome the upheaval in global asset markets during the later months of the period when prices for most risk assets fell sharply as investors transitioned from excitement over economic strength and the recovery in corporate earnings to apprehension over the risks to global growth. The primary catalysts behind the weakness were the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. Earlier in the period U.S. equities saw gains as strong corporate earnings

26

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

Small Cap Fund (concluded)

and generally positive economic data were sufficient to offset civil unrest in the Middle East and North Africa, surging commodity costs, and natural disasters in Japan and Australia. Over the twelve-month period, growth stocks outperformed value stocks, as measured by the Russell 2000® Growth Index which returned 9.8% and the Russell 2000® Value Index which returned 3.5%. Small cap stocks trailed their larger peers, as measured by the 6.7% return of the Russell 2000® Index and the 8.1% return of the S&P 500 Index, respectively. Performance was positive across industries, with all sectors of the benchmark posting gains for the period. Consumer Staples, Energy, and Utilities led the market higher while Materials, Financials, and Telecommunications Services rose modestly.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
	Fund	Russell 2000® Index
Consumer Discretionary	16%	13%
Consumer Staples	2%	4%
Energy	4%	7%
Financials	24%	22%
Health Care	8%	12%
Industrials	24%	15%
Information Technology	8%	17%
Materials	6%	5%
Telecommunication Services	—	1%
Utilities	5%	4%
Cash and Other Net Assets	3%	—

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Small Cap Fund returned 9.12% (Class A shares at net asset value) while the benchmark, Russell 2000® Index returned 6.71%. The fund’s outperformance for the period, relative to the Russell 2000® Index, was due to strong security selection.

The fund benefited from strong security selection among Industrials and Consumer Discretionary holdings. Positive results in the Industrials sector were driven by investments in Kirby Corp., an inland barge operator, and Mueller Industries Inc., a manufacturer of copper, brass, plastic, and aluminum products.

In Consumer Discretionary, Arbitron Inc., a radio ratings firm, was a leading contributor to relative performance. Other standout performers included Carlisle Cos. Inc. (Industrials), Maximus Inc. (Information Technology), and Deltic Timber Corp. (Materials).

Among the largest sources of relative weakness were Energy and Health Care holdings. Relative performance suffered in Energy due to positions in Penn Virginia Corp., an oil and gas exploration and production company, and Scorpio Tankers Inc., a transportation firm focused on seaborne shipments of refined petroleum products. Exposure to contract research organization ICON PLC in the Health Care sector also detracted. Other sources of relative weakness included Assured Guaranty, Ltd. and Platinum Underwriters Holdings, Ltd. (Financials), and Zep Inc. (Materials).

Relative performance was negatively impacted by relative sector exposures, a residual of our bottom-up stock selection process. A frictional cash position in a rising market and a below-benchmark weight in the Consumer Staples sector detracted from relative results.

FUND CHANGES

The Small Cap Value investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on our two- to three-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

Based on individual stock decisions, exposure to Industrials increased and exposure to Consumer Staples fell. Industrials exposure increased as we added to a new position in G&K Services Inc., a provider of branded uniform and facility services programs, and increased our stake in diversified manufacturing company ESCO Technologies Inc. In Consumer Staples, we eliminated positions in nutritional products company Herbalife Ltd. and snack food maker Snyders-Lance Inc.

27

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Average Annual Total Return through October 31, 20112

	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	(3.00)	9.10	(1.28)	7.62	—	(8.61)	6.96	(2.45)	6.98
Class B Shares[4]	(3.77)	8.30	(2.03)	6.81	—	(8.07)	7.29	(2.31)	6.81
Class Y Shares[7]	(2.85)	9.38	—	—	0.38	—	—	—	—
MSCI EAFE Index	(3.64)	10.42	(1.95)	6.19	(0.39)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Over the past twelve months international equity markets were volatile, generally finishing with negative returns. Many events during the period led to intervals of both investor confidence and fear. Positive developments included strong corporate earnings, low interest rates, and abundant liquidity provisions through various central banks’ quantitative easing efforts. Among the negative developments were the deepening of the sovereign debt crisis in Europe, armed uprisings in the Middle East and Northern Africa, and the earthquake, tsunami, and nuclear crises in Japan. For the twelve-month period ended October 31, 2011, sector leadership

28

MEMBERS Mutual Funds  |  Management’s Discussion of Fund Performance  |  October 31, 2011

International Stock Fund (concluded)

was in the traditionally defensive sectors of Consumer Staples, Health Care, and Telecommunication Services. Cyclical sectors, such as Materials, Industrials, and Consumer Discretionary underperformed, as did Financial stocks. Additionally, emerging market stocks lagged those in developed markets over the period.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

As of 10/31/11
Africa	1%
Europe (excluding United Kingdom)	36%
Japan	17%
Latin America	3%
Pacific Basin	7%
United Kingdom	29%
Other Countries	5%
Cash and Other Net Assets	2%

PERFORMANCE DISCUSSION

The MEMBERS International Stock Fund returned -3.00% (Class A shares at net asset value), outperforming the MSCI EAFE Index return of -3.64% over the last twelve- month period ended October 31, 2011. Strong stock selection was the primary contributor to the relative returns. This was primarily driven by the Financials sector, where positions in Daito Trust Construction Co. Ltd., and insurance companies AIA Group Ltd. and Prudential PLC, performed well. Daito Trust Construction performed well despite the aforementioned crises in Japan, as the company has limited negative exposure to the affected areas and has continued to execute its business strategy well. In addition, it has benefited from post-earthquake reconstruction efforts. AIA and Prudential performed well due to strong demand for their services in Asia.

Stock selection in the Telecom Services sector was also a strong contributor to relative returns, led by positions in Telstra Corp. Ltd. Telstra has been performing well as the company continues to successfully implement its fiber-optic infrastructure.

Conversely, stock selection in the Industrials sector detracted from relative returns over the last twelve months, as positions in Italian company Atlantia SpA declined amid concerns over regulatory uncertainty and macroeconomic questions surrounding Italy.

Stock selection in the banks industry also hurt performance. Positions in BNP Paribas SA, Lloyds Banking Group PLC, and Swedbank AB were the major drivers, as these were variously impacted by the continued uncertainty in Europe stemming from the sovereign debt crisis. Additionally, exposure to emerging markets hurt performance, as these markets lagged developed markets over the period.

FUND CHANGES

During the last twelve months, as a result of bottom-up stock selection, we reduced the fund’s overweight exposure to the Energy sector to a slight underweight. We increased the fund’s underweight exposure to the Financials sector. Also during the period, we reduced the underweight exposures to the Materials and Telecom Services sectors.

29

MEMBERS Mutual Funds  |  October 31, 2011

Notes to Management’s Discussion of Fund Performance

NA	Not Applicable. Index returns do not reflect sales charges, fees or expenses.
[1]	This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
[2]

Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[3]

Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Bond and High Income Fund class A shares.

[4]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
[5]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
[6]	Assumes maximum applicable sales charge.
[7]

Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.

30

MEMBERS Mutual Funds  |  Notes to Management’s Discussion of Fund Performance  |  October 31, 2011

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000® Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000® Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000® Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Hybrid Fund Indexes

The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes’ descriptions below.

Market Indexes

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below.)

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

31

MEMBERS Mutual Funds  |  October 31, 2011

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%

Bond Funds - 63.2%
Franklin Floating Rate Daily Access Fund Advisor Class	300,236	$2,669,101
Madison Mosaic Institutional Bond Fund (A)	379,553	4,228,223
MEMBERS Bond Fund Class Y (A)	798,349	8,446,533
MEMBERS High Income Fund Class Y (A)	601,148	4,159,946
PIMCO Investment Grade Corporate Bond Fund Institutional Class	570,097	6,100,038
PIMCO Total Return Fund Institutional Class	513,236	5,599,401

		31,203,242

Foreign Bond Funds - 5.5%
Templeton Global Bond Fund Advisor Class	205,409	2,717,557

Foreign Stock Funds - 8.4%
IVA Worldwide Fund	188,646	3,152,269
MEMBERS International Stock Fund Class Y (A)	99,855	1,010,529

		4,162,798

	Shares	Value (Note 2)
Money Market Funds - 3.3%
State Street Institutional U.S. Government Money Market Fund	1,598,876	$1,598,876

Stock Funds - 19.4%
Calamos Growth and Income Fund Class I	34,759	1,091,767
Madison Mosaic Disciplined Equity Fund (A)	211,655	2,688,024
MEMBERS Equity Income Fund Class Y (A)	182,281	1,788,173
MEMBERS Large Cap Growth Fund Class Y (A)	88,132	1,419,800
MEMBERS Large Cap Value Fund Class Y (A)	206,138	2,564,354

		9,552,118

TOTAL INVESTMENTS - 99.8% (Cost $47,235,565**)		49,234,591
NET OTHER ASSETS AND LIABILITIES - 0.2%		107,507

TOTAL NET ASSETS - 100.0%		$49,342,098

**	Aggregate cost for Federal tax purposes was $48,309,983.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

32

MEMBERS Mutual Funds  |  October 31, 2011

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%

Bond Funds - 39.5%
Franklin Floating Rate Daily Access Fund Advisor Class	527,751	$4,691,710
Madison Mosaic Institutional Bond Fund (A)	511,896	5,702,521
MEMBERS Bond Fund Class Y (A)	1,163,114	12,305,749
MEMBERS High Income Fund Class Y (A)	1,390,001	9,618,806
PIMCO Investment Grade Corporate Bond Fund Institutional Class	642,385	6,873,518
PIMCO Total Return Fund Institutional Class	574,356	6,266,227

		45,458,531

Foreign Bond Funds - 4.3%
Templeton Global Bond Fund Advisor Class	372,498	4,928,145

Foreign Stock Funds - 12.2%
IVA Worldwide Fund Class I	445,331	7,441,473
Matthews Asian Growth and Income Fund Institutional Shares	34,837	575,515
MEMBERS International Stock Fund Class Y (A)	595,442	6,025,876

		14,042,864

	Shares	Value (Note 2)
Money Market Funds - 3.0%
State Street Institutional U.S. Government Money Market Fund	3,494,061	$3,494,061

Stock Funds - 41.0%
Calamos Growth and Income Fund Class I	36,460	1,145,218
Madison Mosaic Disciplined Equity Fund (A)	770,509	9,785,459
MEMBERS Equity Income Fund Class Y (A)	359,282	3,524,557
MEMBERS Large Cap Growth Fund Class Y (A)	529,369	8,528,130
MEMBERS Large Cap Value Fund Class Y (A)	779,150	9,692,627
MEMBERS Mid Cap Fund Class Y (A) *	410,200	2,744,238
MEMBERS Small Cap Fund Class Y (A)	230,416	2,481,582
T Rowe Price New Era Fund	13,586	633,369
Yacktman Fund/The	501,770	8,740,829

		47,276,009

TOTAL INVESTMENTS - 100.0% (Cost $108,759,345**)		115,199,610
NET OTHER ASSETS AND LIABILITIES - 0.0%		(11,404)

TOTAL NET ASSETS - 100.0%		$115,188,206

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $111,744,992.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

33

MEMBERS Mutual Funds  |  October 31, 2011

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.2%

Bond Funds - 11.4%
MEMBERS High Income Fund Class Y (A)	422,809	$2,925,838
PIMCO Investment Grade Corporate Bond Fund Institutional Class	164,484	1,759,978

		4,685,816

Foreign Bond Funds - 2.5%
Templeton Global Bond Fund Advisor Class	77,932	1,031,046

Foreign Stock Funds - 19.5%
IVA Worldwide Fund Class I	294,248	4,916,884
Matthews Asian Growth and Income Fund Institutional Shares	35,327	583,595
MEMBERS International Stock Fund Class Y (A)	244,736	2,476,732

		7,977,211

Money Market Funds - 2.2%
State Street Institutional U.S. Government Money Market Fund	881,601	881,601

	Shares	Value (Note 2)
Stock Funds - 64.6%
Calamos Growth and Income Fund Class I	29,584	$929,222
Hussman Strategic Growth Fund	202,121	2,548,750
Madison Mosaic Disciplined Equity Fund (A)	421,199	5,349,232
MEMBERS Equity Income Fund Class Y (A)	62,364	611,793
MEMBERS Large Cap Growth Fund Class Y (A)	234,112	3,771,539
MEMBERS Large Cap Value Fund Class Y (A)	386,531	4,808,448
MEMBERS Mid Cap Fund Class Y (A) *	256,739	1,717,584
MEMBERS Small Cap Fund Class Y (A)	112,880	1,215,718
T Rowe Price New Era Fund	13,943	650,015
Yacktman Fund/The	280,405	4,884,659

		26,486,960

TOTAL INVESTMENTS - 100.2% (Cost $37,995,133**)		41,062,634
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(69,689)

TOTAL NET ASSETS - 100.0%		$40,992,945

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $39,193,051.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

34

MEMBERS Mutual Funds  |  October 31, 2011

Cash Reserves Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 94.4%

Fannie Mae (A) - 29.3%
0.04%, 11/2/11	$275,000	$275,000
0.04%, 11/16/11	150,000	149,997
0.03%, 12/7/11	300,000	299,991
0.03%, 12/14/11	150,000	149,994
0.03%, 12/19/11	800,000	799,968
0.02%, 12/28/11	100,000	99,997
0.028%, 1/3/12	1,600,000	1,599,923
0.04%, 1/11/12	700,000	699,945

		4,074,815

Federal Home Loan Bank (A) - 24.8%
0.072%, 11/4/11	650,000	649,996
0.06%, 11/16/11	450,000	449,989
0.026%, 11/25/11	450,000	449,992
0.04%, 11/28/11	450,000	449,986
0.03%, 12/2/11	250,000	249,994
0.02%, 12/21/11	600,000	599,983
0.022%, 12/23/11	400,000	399,987
0.035%, 12/30/11	200,000	199,989

		3,449,916

Freddie Mac (A) - 33.1%
0.06%, 11/7/11	300,000	299,997
0.03%, 11/14/11	100,000	99,999
0.01%, 11/22/11	882,000	881,995
0.04%, 12/1/11	100,000	99,997
0.035%, 12/5/11	650,000	649,979
0.025%, 12/12/11	416,000	415,988
0.04%, 12/13/11	100,000	99,995
0.04%, 12/15/11	550,000	549,973
0.04%, 12/20/11	300,000	299,984
0.025%, 12/27/11	350,000	349,986
0.028%, 1/3/12	250,000	249,988
0.03%, 1/9/12	600,000	599,965

		4,597,846

	Par Value	Value (Note 2)
U.S. Treasury Bill (A) - 7.2%
0.000%, 11/10/11	1,000,000	$1,000,000

Total U.S. Government and Agency Obligations (Cost $13,122,577)		13,122,577

	Shares
INVESTMENT COMPANIES - 4.4%
State Street Institutional U.S. Government Money Market Fund	611,856	611,856

Total Investment Companies (Cost $611,856)		611,856

TOTAL INVESTMENTS - 98.8% (Cost $13,734,433**)		13,734,433
NET OTHER ASSETS AND LIABILITIES - 1.2%		164,429

TOTAL NET ASSETS - 100.0%		$13,898,862

**	Aggregate cost for Federal tax purposes was $13,734,433.
(A)	Rate noted below represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

35

MEMBERS Mutual Funds  |  October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$64,040	$64,919
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	670,000	699,219
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	1,500,000	1,490,575

Total Asset Backed Securities (Cost $2,229,074)		2,254,713
CORPORATE NOTES AND BONDS - 18.2%

Consumer Discretionary - 2.7%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	750,000	1,036,258
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.125%, 2/15/16	1,000,000	1,025,214
DR Horton Inc., 5.25%, 2/15/15	215,000	213,925
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	575,000	637,248
McDonald’s Corp., 5%, 2/1/19	1,000,000	1,160,290
Time Warner Cable Inc., 8.25%, 2/14/14	1,000,000	1,141,093

		5,214,028

Consumer Staples - 2.6%
Campbell Soup Co., 4.5%, 2/15/19	1,000,000	1,095,731
PepsiCo Inc., 4.65%, 2/15/13	215,000	225,994
PepsiCo Inc., 7.9%, 11/1/18	1,000,000	1,335,065
Walgreen Co., 5.25%, 1/15/19	1,000,000	1,171,154
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	1,240,000	1,264,750

		5,092,694

Energy - 0.9%
Hess Corp., 7.875%, 10/1/29	240,000	326,541
Transocean Inc. (E), 6%, 3/15/18	850,000	903,654
Valero Energy Corp., 7.5%, 4/15/32	450,000	548,239

		1,778,434

Financials - 2.5%
Caterpillar Financial Services Corp., 7.05%, 10/1/18	1,250,000	1,583,918
Goldman Sachs Group Inc./The, 5.7%, 9/1/12	750,000	772,891
HCP Inc., 6.7%, 1/30/18	490,000	530,732
Lehman Brothers Holdings Inc. (F) *, 5.75%, 1/3/17	520,000	52
Simon Property Group L.P., 5.875%, 3/1/17	270,000	305,672
Swiss Re Solutions Holding Corp., 7%, 2/15/26	290,000	316,208
UBS AG (E), 5.75%, 4/25/18	250,000	264,439
US Bank NA, 6.3%, 2/4/14	500,000	551,931
Wells Fargo & Co., 5.25%, 10/23/12	485,000	503,847

		4,829,690

	Par Value	Value (Note 2)
Health Care - 1.5%
Eli Lilly & Co., 6.57%, 1/1/16	$500,000	$590,561
Genentech Inc., 5.25%, 7/15/35	325,000	368,960
Johnson & Johnson, 2.95%, 9/1/20	1,000,000	1,045,530
Merck & Co. Inc., 5.75%, 11/15/36	500,000	616,563
Wyeth, 6.5%, 2/1/34	230,000	304,325

		2,925,939

Industrials - 2.2%
Boeing Co./The, 8.625%, 11/15/31	240,000	363,965
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	377,621
EI du Pont de Nemours & Co., 5%, 1/15/13	35,000	36,786
General Electric Capital Corp., MTN, 3.35%, 10/17/16	800,000	822,088
Honeywell International Inc., 3.875%, 2/15/14	1,000,000	1,075,526
Lockheed Martin Corp., 7.65%, 5/1/16	270,000	331,864
Norfolk Southern Corp., 5.59%, 5/17/25	359,000	415,161
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	523,841
Waste Management Inc., 7.125%, 12/15/17	235,000	282,820

		4,229,672

Information Technology - 0.8%
Cisco Systems Inc., 5.5%, 2/22/16	400,000	464,062
Hewlett-Packard Co., 6.125%, 3/1/14	1,000,000	1,102,068

		1,566,130

Materials - 0.4%
Westvaco Corp., 8.2%, 1/15/30	325,000	358,291
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	499,621

		857,912

Telecommunication Services - 3.2%
AT&T Inc., 4.85%, 2/15/14	1,500,000	1,629,420
Cellco Partnership / Verizon Wireless Capital LLC, 8.5%, 11/15/18	1,500,000	2,028,108
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	525,000	754,704
Rogers Communications Inc. (E), 6.25%, 6/15/13	455,000	489,901
Verizon Communications Inc., 8.75%, 11/1/18	1,000,000	1,350,958

		6,253,091

Utilities - 1.4%
Interstate Power & Light Co., 6.25%, 7/15/39	535,000	674,285
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	756,621
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	215,000	224,727
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	993,943

		2,649,576
Total Corporate Notes and Bonds (Cost $31,441,862)		35,397,166

See accompanying Notes to Financial Statements.

36

MEMBERS Mutual Funds  |  October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 11.3%

Fannie Mae - 9.9%
4%, 4/1/15 Pool # 255719	$237,536	$244,220
5.5%, 4/1/16 Pool # 745444	188,166	201,606
6%, 5/1/16 Pool # 582558	14,014	15,215
5.5%, 2/1/18 Pool # 673194	193,850	210,507
5%, 5/1/20 Pool # 813965	314,732	341,215
4.5%, 9/1/20 Pool # 835465	345,640	370,450
6%, 5/1/21 Pool # 253847	30,537	33,496
4.5%, 4/1/23 Pool # 974401	905,421	973,384
4.5%, 6/1/23 Pool # 984075	530,170	565,410
7%, 12/1/29 Pool # 762813	23,769	27,115
7%, 11/1/31 Pool # 607515	25,466	29,351
6.5%, 3/1/32 Pool # 631377	197,327	221,981
7%, 4/1/32 Pool # 641518	2,145	2,469
7%, 5/1/32 Pool # 644591	14,507	16,720
6.5%, 6/1/32 Pool # 545691	375,414	422,319
6%, 12/1/32 Pool # 676552	113,277	125,737
5.5%, 4/1/33 Pool # 690206	915,877	999,737
5%, 10/1/33 Pool # 254903	445,541	480,836
5.5%, 11/1/33 Pool # 555880	565,503	617,282
5%, 5/1/34 Pool # 775604	63,324	68,321
5%, 5/1/34 Pool # 780890	207,265	223,619
5%, 6/1/34 Pool # 255230	103,916	112,116
5.5%, 6/1/34 Pool # 780384	800,738	873,930
7%, 7/1/34 Pool # 792636	16,881	19,546
5.5%, 8/1/34 Pool # 793647	145,845	160,521
5.5%, 3/1/35 Pool # 815976	713,196	778,396
5.5%, 7/1/35 Pool # 825283	320,875	350,201
5%, 8/1/35 Pool # 829670	430,609	464,318
5.5%, 8/1/35 Pool # 826872	154,391	168,487
5%, 9/1/35 Pool # 820347	425,101	466,748
5%, 9/1/35 Pool # 835699	380,024	417,254
5%, 10/1/35 Pool # 797669	469,926	514,642
5.5%, 10/1/35 Pool # 836912	347,124	378,799
5%, 11/1/35 Pool # 844504	448,250	490,904
5%, 11/1/35 Pool # 844809	347,196	374,375
5%, 12/1/35 Pool # 850561	357,918	385,936
6%, 7/1/36 Pool # 870749	345,158	380,455
6%, 11/1/36 Pool # 902510	460,929	515,376
5.5%, 2/1/37 Pool # 905140	405,963	446,813
5.5%, 5/1/37 Pool # 899323	292,920	319,511
5.5%, 5/1/37 Pool # 928292	615,610	677,555
6%, 10/1/37 Pool # 947563	479,559	536,206
6.5%, 12/1/37 Pool # 889072	742,246	822,922
5%, 4/1/38 Pool # 257160	905,178	975,047
5.5%, 7/1/38 Pool # 986805	304,287	330,485
5.5%, 7/1/38 Pool # 986973	549,868	601,985

	Par Value	Value (Note 2)
5%, 8/1/38 Pool # 988934	$704,968	$761,916
6.5%, 8/1/38 Pool # 987711	646,506	715,967

		19,231,401

Freddie Mac - 1.4%
5%, 5/1/18 Pool # E96322	183,744	198,068
8%, 6/1/30 Pool # C01005	3,287	3,896
7%, 3/1/31 Pool # C48133	7,896	9,113
6.5%, 1/1/32 Pool # C62333	55,087	62,301
5%, 7/1/33 Pool # A11325	1,051,282	1,131,340
6%, 10/1/34 Pool # A28439	97,228	107,241
6%, 10/1/34 Pool # A28598	55,166	60,848
5%, 4/1/35 Pool # A32315	118,089	128,935
5%, 4/1/35 Pool # A32316	113,438	124,097
5.5%, 11/1/37 Pool # A68787	876,304	964,636

		2,790,475

Ginnie Mae - 0.0%
8%, 10/20/15 Pool # 2995	10,914	11,904
6.5%, 2/20/29 Pool # 2714	31,137	35,506
6.5%, 4/20/31 Pool # 3068	16,189	18,461

		65,871
Total Mortgage Backed Securities (Cost $20,170,638)		22,087,747
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 61.3%

Fannie Mae - 0.6%
4.625%, 10/15/14	1,095,000	1,222,220

Federal Farm Credit Bank - 0.3%
5.875%, 10/3/16	500,000	605,329

Freddie Mac - 1.6%
4.875%, 11/15/13	2,500,000	2,727,242
4.500%, 1/15/14	400,000	435,038

		3,162,280

U.S. Treasury Bonds - 5.8%
6.625%, 2/15/27	2,905,000	4,314,831
4.500%, 5/15/38	5,500,000	6,849,216

		11,164,047

U.S. Treasury Notes - 53.0%
1.750%, 11/15/11	5,000,000	5,002,930
1.125%, 12/15/11	4,000,000	4,005,156
1.375%, 2/15/12	4,975,000	4,993,850
4.500%, 3/31/12	1,200,000	1,221,890
1.375%, 5/15/12	688,000	692,703
3.125%, 8/31/13	7,425,000	7,813,075
4.000%, 2/15/14	8,850,000	9,591,878
4.250%, 8/15/14	8,360,000	9,254,127
2.375%, 9/30/14	2,000,000	2,113,594

See accompanying Notes to Financial Statements.

37

MEMBERS Mutual Funds  |  October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.250%, 1/31/15	$9,000,000	$9,510,471
2.500%, 3/31/15	265,000	282,742
4.250%, 8/15/15	5,500,000	6,242,071
2.750%, 11/30/16	5,000,000	5,423,440
3.125%, 1/31/17	3,800,000	4,193,954
2.375%, 7/31/17	2,200,000	2,337,500
4.250%, 11/15/17	4,300,000	5,035,033
2.750%, 2/15/19	7,700,000	8,270,886
3.625%, 8/15/19	2,750,000	3,122,108
3.375%, 11/15/19	5,000,000	5,585,545
2.625%, 11/15/20	8,100,000	8,496,771

		103,189,724
Total U.S. Government and Agency Obligations (Cost $110,277,075)		119,343,600

	Shares
INVESTMENT COMPANY - 6.1%
State Street Institutional U.S. Government Money Market Fund	11,806,527	11,806,527

Total Investment Company (Cost $11,806,527)		11,806,527

TOTAL INVESTMENTS - 98.1% (Cost $175,925,176**)		190,889,753
NET OTHER ASSETS AND LIABILITIES - 1.9%		3,688,145

TOTAL NET ASSETS - 100.0%		$194,577,898

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $175,931,238.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2011.
(C)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(D)	Illiquid security. (See Note 2.)
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.9% of total net assets.
(F)	In default. Issuer is bankrupt.

See accompanying Notes to Financial Statements.

38

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 93.4%

Consumer Discretionary - 30.0%

Auto Components - 1.5%
American Axle & Manufacturing Inc., 7.875%, 3/1/17	$750,000	$759,375
Lear Corp., 8.125%, 3/15/20	500,000	547,500
Tenneco Inc., 8.125%, 11/15/15	350,000	362,250

		1,669,125

Automobiles - 1.2%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	750,000	795,937
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	500,000	532,788

		1,328,725

Consumer Finance - 0.2%
Ally Financial Inc., 7.5%, 9/15/20	200,000	202,000

Diversified Consumer Services - 0.2%
Education Management LLC / Education Management Finance Corp., 8.75%, 6/1/14	250,000	247,500

Hotels, Restaurants & Leisure - 3.4%
Boyd Gaming Corp., 7.125%, 2/1/16	300,000	268,500
Felcor Lodging L.P. (A), 6.75%, 6/1/19	750,000	691,875
Isle of Capri Casinos Inc., 7%, 3/1/14	1,000,000	960,000
Pinnacle Entertainment Inc., 8.625%, 8/1/17	800,000	854,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	202,000
Scientific Games International Inc. (A), 7.875%, 6/15/16	500,000	508,750
Scientific Games International Inc., 9.25%, 6/15/19	250,000	263,125

		3,748,250

Household Durables - 2.1%
Griffon Corp., 7.125%, 4/1/18	1,000,000	952,500
Jarden Corp., 8%, 5/1/16	500,000	544,375
Jarden Corp., 7.5%, 5/1/17	250,000	267,500
Spectrum Brands Holdings Inc., 9.5%, 6/15/18	500,000	555,000

		2,319,375

Internet & Catalog Retail - 0.8%
QVC Inc. (A), 7.5%, 10/1/19	750,000	815,625

Media - 15.7%
Allbritton Communications Co., 8%, 5/15/18	500,000	502,500
AMC Networks Inc. (A), 7.75%, 7/15/21	300,000	325,500
Belo Corp., 8%, 11/15/16	500,000	540,000
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	261,250
Cablevision Systems Corp., 8%, 4/15/20	250,000	263,750
CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 4/30/20	1,000,000	1,082,500
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	750,000
Cequel Communications Holdings I LLC and Cequel Capital Corp. (A), 8.625%, 11/15/17	1,150,000	1,201,750

	Par Value	Value (Note 2)
CSC Holdings LLC, 6.75%, 11/15/21	$500,000	$500,000
Cumulus Media Inc. (A), 7.75%, 5/1/19	650,000	598,000
DISH DBS Corp., 7.875%, 9/1/19	500,000	548,750
DISH DBS Corp., 6.75%, 6/1/21	1,125,000	1,161,562
EH Holding Corp. (A), 6.5%, 6/15/19	250,000	255,625
EH Holding Corp. (A), 7.625%, 6/15/21	750,000	776,250
Gannett Co. Inc., 7.125%, 9/1/18	1,000,000	962,500
Gray Television Inc., 10.5%, 6/29/15	700,000	661,500
Inmarsat Finance PLC (A) (B), 7.375%, 12/1/17	300,000	321,000
Intelsat Jackson Holdings S.A. (B), 11.25%, 6/15/16	300,000	316,500
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	425,000	421,813
Intelsat Luxembourg S.A., PIK (A) (B), 11.5%, 2/4/17	375,000	375,000
Interpublic Group of Cos. Inc./The, 10%, 7/15/17	100,000	114,500
Lamar Media Corp., 6.625%, 8/15/15	250,000	251,250
Lamar Media Corp., Series C, 6.625%, 8/15/15	500,000	502,500
LIN Television Corp., 6.5%, 5/15/13	500,000	500,000
Mediacom Broadband LLC / Mediacom Broadband Corp., 8.5%, 10/15/15	500,000	515,000
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	450,000	473,625
Nielsen Finance LLC / Nielsen Finance Co., 11.625%, 2/1/14	130,000	149,500
Nielsen Finance LLC / Nielsen Finance Co., 7.75%, 10/15/18	1,000,000	1,102,500
Quebecor Media Inc. (B), 7.75%, 3/15/16	250,000	258,125
Viasat Inc., 8.875%, 9/15/16	500,000	515,000
Videotron Ltee (B), 6.875%, 1/15/14	456,000	459,420
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	538,750

		17,205,920

Specialty Retail - 4.0%
Ltd. Brands Inc., 6.9%, 7/15/17	250,000	266,875
Ltd. Brands Inc., 8.5%, 6/15/19	300,000	349,500
Michaels Stores Inc., 11.375%, 11/1/16	750,000	781,882
Pantry Inc./The, 7.75%, 2/15/14	500,000	498,750
Penske Automotive Group Inc., 7.75%, 12/15/16	1,080,000	1,107,000
Sally Holdings LLC / Sally Capital Inc., 9.25%, 11/15/14	900,000	923,625
Yankee Acquisition Corp., Series B, 8.5%, 2/15/15	500,000	510,000

		4,437,632

Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	252,500
Iconix Brand Group Inc. (C), 1.875%, 6/30/12	550,000	546,563
Iconix Brand Group Inc. (A), 2.5%, 6/1/16	150,000	143,250

		942,313

See accompanying Notes to Financial Statements.

39

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Consumer Staples - 5.7%
ACCO Brands Corp., 10.625%, 3/15/15	$250,000	$275,625
ACCO Brands Corp., 7.625%, 8/15/15	500,000	496,250
Blue Merger Sub Inc. (A), 7.625%, 2/15/19	800,000	760,000
Central Garden and Pet Co., 8.25%, 3/1/18	350,000	349,125
Constellation Brands Inc., 7.25%, 5/15/17	400,000	440,000
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	211,000
Ingles Markets Inc., 8.875%, 5/15/17	850,000	911,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 9.25%, 4/1/15	900,000	931,500
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.25%, 9/1/17	500,000	507,500
Sealy Mattress Co., 8.25%, 6/15/14	250,000	249,375
Stater Brothers Holdings, 7.75%, 4/15/15	250,000	258,125
SUPERVALU Inc., 8%, 5/1/16	350,000	367,500
Tops Markets LLC, 10.125%, 10/15/15	500,000	510,000

		6,267,625

Energy - 9.4%
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	495,000
Bill Barrett Corp., 7.625%, 10/1/19	500,000	528,750
Chaparral Energy Inc., 8.875%, 2/1/17	500,000	515,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	508,750
Complete Production Services Inc., 8%, 12/15/16	750,000	780,000
Continental Resources Inc., 8.25%, 10/1/19	250,000	276,250
Ferrellgas L.P. / Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	530,000
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	325,000	319,312
Frac Tech Services LLC / Frac Tech Finance Inc. (A), 7.125%, 11/15/18	500,000	522,500
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	250,000	262,500
Helix Energy Solutions Group Inc. (C), 3.25%, 12/15/25	750,000	733,125
Inergy L.P. / Inergy Finance Corp., 7%, 10/1/18	250,000	251,250
Inergy L.P. / Inergy Finance Corp., 6.875%, 8/1/21	500,000	488,750
Linn Energy LLC / Linn Energy Finance Corp. (A), 6.5%, 5/15/19	750,000	753,750
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	525,000
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.25%, 6/15/22	500,000	512,500
Precision Drilling Corp. (A) (B), 6.5%, 12/15/21	750,000	791,250
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	527,500

	Par Value	Value (Note 2)
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.5%, 7/15/21	$750,000	$780,000
Unit Corp., 6.625%, 5/15/21	250,000	241,955

		10,343,142

Financials - 3.1%
CIT Group Inc., 7%, 5/2/16	650,000	648,375
CIT Group Inc., 7%, 5/2/17	750,000	748,125
MPT Operating Partnership L.P. / MPT Finance Corp. (A), 6.875%, 5/1/21	500,000	497,500
Nuveen Investments Inc., 10.5%, 11/15/15	975,000	975,000
Trans Union LLC / TransUnion Financing Corp., 11.375%, 6/15/18	500,000	556,250

		3,425,250

Health Care - 8.5%
AMGH Merger Sub Inc. (A), 9.25%, 11/1/18	500,000	520,000
Biomet Inc., 10%, 10/15/17	500,000	540,000
Biomet Inc., 11.625%, 10/15/17	1,000,000	1,090,000
DaVita Inc., 6.375%, 11/1/18	500,000	505,000
DaVita Inc., 6.625%, 11/1/20	250,000	251,875
Endo Pharmaceuticals Holdings Inc. (A), 7%, 12/15/20	800,000	856,000
Endo Pharmaceuticals Holdings Inc. (A), 7.25%, 1/15/22	750,000	808,125
HCA Inc., 6.5%, 2/15/20	500,000	523,750
HCA Inc., 7.5%, 2/15/22	650,000	663,000
Hologic Inc. (C) (D), 2%, 12/15/37	275,000	258,844
MedAssets Inc. (A), 8%, 11/15/18	500,000	490,000
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	257,500
Mylan Inc/PA (A), 6%, 11/15/18	250,000	262,500
Tenet Healthcare Corp., 8%, 8/1/20	1,000,000	1,032,500
Valeant Pharmaceuticals International (A), 6.75%, 10/1/17	1,000,000	1,000,000
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II Inc., 7.75%, 2/1/19	300,000	297,000

		9,356,094

Industrials - 13.4%
Affinion Group Inc. (E), 11.5%, 10/15/15	750,000	671,250
ARAMARK Corp., 8.5%, 2/1/15	1,300,000	1,348,750
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 9.625%, 3/15/18	250,000	261,250
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 8.25%, 1/15/19	500,000	498,750
Bristow Group Inc., 7.5%, 9/15/17	250,000	260,000
FTI Consulting Inc., 7.75%, 10/1/16	350,000	364,875
Geo Group Inc/The, 7.75%, 10/15/17	1,000,000	1,050,000
Gulfmark Offshore Inc. (E), 7.75%, 7/15/14	200,000	196,500
Hertz Corp./The, 8.875%, 1/1/14	23,000	23,230
Hertz Corp./The, 6.75%, 4/15/19	250,000	255,000

See accompanying Notes to Financial Statements.

40

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Industrials (continued)
Hornbeck Offshore Services Inc., Series B, 6.125%, 12/1/14	$500,000	$503,750
Huntington Ingalls Industries Inc. (A), 6.875%, 3/15/18	500,000	503,750
Huntington Ingalls Industries Inc. (A), 7.125%, 3/15/21	100,000	101,250
Iron Mountain Inc., 6.625%, 1/1/16	500,000	500,000
Mac-Gray Corp., 7.625%, 8/15/15	233,000	237,660
Moog Inc., 7.25%, 6/15/18	500,000	520,000
Pinafore LLC / Pinafore Inc. (A), 9.25%, 10/1/18	450,000	490,500
RBS Global Inc. / Rexnord LLC, 8.5%, 5/1/18	300,000	307,500
RR Donnelley & Sons Co., 7.25%, 5/15/18	1,200,000	1,170,000
RSC Equipment Rental Inc. / RSC Holdings III LLC, 9.5%, 12/1/14	811,000	829,247
RSC Equipment Rental Inc. / RSC Holdings III LLC, 8.25%, 2/1/21	150,000	152,250
ServiceMaster Co./The, PIK (A), 10.75%, 7/15/15	750,000	767,813
Terex Corp., 8%, 11/15/17	550,000	540,375
Trinity Industries Inc. (C), 3.875%, 6/1/36	850,000	811,750
United Rentals North America Inc., 10.875%, 6/15/16	250,000	282,500
United Rentals North America Inc., 9.25%, 12/15/19	500,000	562,500
United Rentals North America Inc., 8.375%, 9/15/20	400,000	415,000
West Corp./Old, 11%, 10/15/16	1,000,000	1,060,000

		14,685,450

Information Technology - 4.0%
Advanced Micro Devices Inc. (C), 6%, 5/1/15	77,000	75,460
Advanced Micro Devices Inc., 8.125%, 12/15/17	550,000	566,500
General Cable Corp. (C), 0.875%, 11/15/13	325,000	307,532
Level 3 Financing Inc., 9.25%, 11/1/14	500,000	510,625
Linear Technology Corp., Series A (C), 3%, 5/1/27	225,000	235,406
SanDisk Corp. (C), 1%, 5/15/13	150,000	147,750
Sensata Technologies BV (A) (B), 6.5%, 5/15/19	200,000	200,000
SunGard Data Systems Inc., 10.25%, 8/15/15	800,000	830,000
SunGard Data Systems Inc., 7.375%, 11/15/18	500,000	511,250
Syniverse Holdings Inc., 9.125%, 1/15/19	1,000,000	1,040,000

		4,424,523

Materials - 9.4%
Alpha Natural Resources Inc., 6.25%, 6/1/21	1,250,000	1,234,375
Arch Coal Inc., 7.25%, 10/1/20	1,000,000	1,037,500

	Par Value	Value (Note 2)
Arch Western Finance LLC, 6.75%, 7/1/13	$213,000	$215,130
Calcipar S.A. (A) (B), 6.875%, 5/1/18	500,000	465,000
Crown Americas LLC / Crown Americas Capital Corp. II, 7.625%, 5/15/17	1,000,000	1,085,000
Ferro Corp., 7.875%, 8/15/18	500,000	505,000
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	1,000,000	1,000,000
Graham Packaging Co. L.P. / GPC Capital Corp. I, 9.875%, 10/15/14	250,000	253,438
Graphic Packaging International Inc., 9.5%, 6/15/17	500,000	546,250
Greif Inc., 6.75%, 2/1/17	250,000	262,500
Huntsman International LLC, 5.5%, 6/30/16	500,000	495,000
JMC Steel Group (A), 8.25%, 3/15/18	1,000,000	990,000
Lyondell Chemical Co., 8%, 11/1/17	403,000	453,375
Reynolds Group Holdings Ltd. (A), 8.25%, 2/15/21	500,000	458,750
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 8.75%, 5/15/18	250,000	241,875
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9%, 4/15/19	250,000	241,250
Rock-Tenn Co., 9.25%, 3/15/16	250,000	265,625
Sealed Air Corp. (A), 8.375%, 9/15/21	250,000	270,625
Steel Dynamics Inc., 7.375%, 11/1/12	350,000	362,687

		10,383,380

Telecommunication Services - 7.1%
CommScope Inc. (A), 8.25%, 1/15/19	500,000	492,500
Crown Castle International Corp., 7.125%, 11/1/19	150,000	162,375
Equinix Inc., 7%, 7/15/21	500,000	532,500
Frontier Communications Corp., 8.25%, 5/1/14	375,000	400,313
Frontier Communications Corp., 8.5%, 4/15/20	1,000,000	1,065,000
Nextel Communications Inc., Series D, 7.375%, 8/1/15	500,000	477,500
Nextel Communications Inc., Series E, 6.875%, 10/31/13	500,000	493,750
PAETEC Holding Corp., 8.875%, 6/30/17	500,000	540,000
Qwest Communications International Inc., 7.5%, 2/15/14	385,000	388,850
Qwest Communications International Inc., 7.125%, 4/1/18	500,000	511,250
Qwest Communications International Inc., Series B, 7.5%, 2/15/14	350,000	353,500
tw telecom holdings, Inc., 8%, 3/1/18	500,000	530,000
Windstream Corp., 7.875%, 11/1/17	1,000,000	1,080,000
Windstream Corp., 7%, 3/15/19	250,000	250,625
Windstream Corp., 7.75%, 10/15/20	500,000	522,500

		7,800,663

See accompanying Notes to Financial Statements.

41

MEMBERS Mutual Funds  |  October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Utilities - 2.8%
AES Corp./The, 8%, 10/15/17	$250,000	$274,375
AES Corp./The, 8%, 6/1/20	250,000	276,250
Calpine Corp. (A), 7.25%, 10/15/17	500,000	520,000
Calpine Corp. (A), 7.5%, 2/15/21	500,000	525,000
GenOn Energy Inc., 7.875%, 6/15/17	250,000	253,750
Mirant Americas Generation LLC, 8.5%, 10/1/21	500,000	490,000
NRG Energy Inc., 8.25%, 9/1/20	725,000	750,375

		3,089,750

Total Corporate Notes and Bonds (Cost $98,672,982)		102,692,342

	Shares
PREFERRED STOCK - 0.7%

Information Technology - 0.7%
Lucent Technologies Capital Trust I	900	782,775

Total Preferred Stocks (Cost $873,407)		782,775
INVESTMENT COMPANY- 5.5%
State Street Institutional U.S. Government Money Market Fund	6,006,384	6,006,384

Total Investment Company (Cost $6,006,384)		6,006,384

TOTAL INVESTMENTS - 99.6% (Cost $105,552,773**)		109,481,501
NET OTHER ASSETS AND LIABILITIES - 0.4%		412,684

TOTAL NET ASSETS - 100.0%		$109,894,185

**	Aggregate cost for Federal tax purposes was $105,718,138.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 4.2% of total net assets.
(C)	Convertible.
(D)	Floating rate or variable rate note. Rate shown is as of October 31, 2011.
(E)	Illiquid security. (See Note 2.)
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

42

MEMBERS Mutual Funds  |  October 31, 2011

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 52.2%

Consumer Discretionary - 3.5%
McDonald’s Corp.	8,000	$742,800
Omnicom Group Inc.	16,000	711,680
Target Corp.	15,000	821,250
Time Warner Inc.	23,000	804,770

		3,080,500

Consumer Staples - 7.5%
Altria Group Inc.	19,500	537,225
Coca-Cola Co./The	10,500	717,360
Diageo PLC, ADR	6,800	563,584
Kraft Foods Inc., Class A	27,551	969,244
PepsiCo Inc.	20,500	1,290,475
Philip Morris International Inc.	7,000	489,090
Procter & Gamble Co./The	16,500	1,055,835
Sysco Corp.	18,500	512,820
Wal-Mart Stores Inc.	9,000	510,480

		6,646,113

Energy - 6.2%
Chevron Corp.	23,500	2,468,675
ConocoPhillips	29,000	2,019,850
Ensco PLC, ADR	21,000	1,042,860

		5,531,385

Financials - 8.6%
Axis Capital Holdings Ltd.	25,500	799,425
Bank of New York Mellon Corp./The	25,500	542,640
BlackRock Inc.	4,500	710,055
M&T Bank Corp.	8,000	608,880
Northern Trust Corp.	12,500	505,875
PartnerRe Ltd.	12,500	777,750
Travelers Cos. Inc./The	29,000	1,692,150
US Bancorp	41,000	1,049,190
Wells Fargo & Co.	38,000	984,580

		7,670,545

Health Care - 7.7%
Johnson & Johnson	25,700	1,654,823
Medtronic Inc.	29,000	1,007,460
Merck & Co. Inc.	50,000	1,725,000
Novartis AG, ADR	8,500	479,995
Pfizer Inc.	102,062	1,965,714

		6,832,992

Industrials - 6.5%
3M Co.	15,000	1,185,300
Boeing Co./The	9,500	625,005
Emerson Electric Co.	11,000	529,320
Illinois Tool Works Inc.	16,500	802,395
Lockheed Martin Corp.	10,200	774,180
Norfolk Southern Corp.	8,200	606,718

	Shares	Value (Note 2)
United Parcel Service Inc., Class B	11,000	$772,640
Waste Management Inc.	14,500	477,485

		5,773,043

Information Technology - 6.8%
Broadridge Financial Solutions Inc.	31,500	700,875
Intel Corp.	73,600	1,806,144
International Business Machines Corp.	2,800	516,964
Linear Technology Corp.	20,000	646,200
Microsoft Corp.	60,500	1,611,115
Paychex Inc.	26,500	772,210

		6,053,508

Materials - 1.5%
Air Products & Chemicals Inc.	9,500	818,330
Nucor Corp.	14,000	528,920

		1,347,250

Telecommunication Service - 2.0%
AT&T Inc.	58,992	1,729,056

Utilities - 1.9%
Exelon Corp.	24,000	1,065,360
FirstEnergy Corp.	13,600	611,456

		1,676,816

Total Common Stocks (Cost $42,094,125)		46,341,208

	Par Value
ASSET BACKED SECURITIES - 0.6%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$98,971	100,329
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	465,000	485,279

Total Asset Backed Securities (Cost $566,670)		585,608

CORPORATE NOTES AND BONDS - 17.2%

Consumer Discretionary - 2.2%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	750,000	1,036,258
DR Horton Inc., 5.25%, 2/15/15	130,000	129,350
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	325,000	360,184
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	424,000

		1,949,792

Consumer Staples - 1.0%
Kraft Foods Inc., 6.5%, 11/1/31	475,000	591,379
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	280,000	285,589

		876,968

Energy - 0.7%
Hess Corp., 7.875%, 10/1/29	150,000	204,088
Transocean Inc. (D), 7.5%, 4/15/31	400,000	438,123

		642,211

See accompanying Notes to Financial Statements.

43

MEMBERS Mutual Funds  |  October 31, 2011

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)

Financials - 3.0%
HCP Inc., 6.7%, 1/30/18	$335,000	$362,847
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	410,000	41
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/12	400,000	408,744
Nationwide Health Properties Inc., Series D, 8.25%, 7/1/12	600,000	617,105
Simon Property Group L.P., 5.875%, 3/1/17	140,000	158,497
Swiss Re Solutions Holding Corp., 7%, 2/15/26	210,000	228,978
US Bank NA, 6.3%, 2/4/14	500,000	551,931
Wells Fargo & Co., 5.25%, 10/23/12	330,000	342,824

		2,670,967

Health Care - 2.6%
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,252,550
Eli Lilly & Co., 6.57%, 1/1/16	300,000	354,336
Genentech Inc., 5.25%, 7/15/35	195,000	221,376
Merck & Co. Inc., 5.75%, 11/15/36	220,000	271,288
Wyeth, 6.5%, 2/1/34	150,000	198,473

		2,298,023

Industrials - 1.4%
Boeing Co./The, 8.625%, 11/15/31	150,000	227,478
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	231,873
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	276,388
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	349,228
Waste Management Inc., 7.125%, 12/15/17	150,000	180,524

		1,265,491

Information Technology - 0.3%
Cisco Systems Inc., 5.5%, 2/22/16	240,000	278,437

Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	175,000	192,926

Telecommunication Services - 1.1%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	596,575
Rogers Communications Inc. (D), 6.25%, 6/15/13	315,000	339,162

		935,737

Utilities - 4.7%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	220,560
MidAmerican Energy Co., 5.65%, 7/15/12	1,000,000	1,034,047
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	532,335
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	146,668
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	555,598
Westar Energy Inc., 6%, 7/1/14	600,000	660,775

	Par Value	Value (Note 2)
Wisconsin Electric Power Co., 6.5%, 6/1/28	$750,000	$993,943

		4,143,926

Total Corporate Notes and Bonds (Cost $13,861,899)		15,254,478

MORTGAGE BACKED SECURITIES - 9.7%

Fannie Mae - 8.3%
4%, 4/1/15 Pool # 255719	85,364	87,766
5.5%, 4/1/16 Pool # 745444	120,004	128,576
6%, 5/1/16 Pool # 582558	21,021	22,822
5%, 12/1/17 Pool # 672243	271,379	293,197
5%, 5/1/20 Pool # 813965	257,508	279,176
4.5%, 9/1/20 Pool # 835465	345,640	370,450
6%, 5/1/21 Pool # 253847	42,752	46,894
7%, 12/1/29 Pool # 762813	15,125	17,255
7%, 11/1/31 Pool # 607515	25,466	29,351
7%, 5/1/32 Pool # 644591	23,211	26,752
5.5%, 10/1/33 Pool # 254904	290,029	316,584
5%, 5/1/34 Pool # 782214	14,152	15,269
5%, 6/1/34 Pool # 255230	254,289	274,354
7%, 7/1/34 Pool # 792636	10,611	12,286
5.5%, 8/1/34 Pool # 793647	89,206	98,183
5.5%, 3/1/35 Pool # 810075	180,958	197,471
5.5%, 3/1/35 Pool # 815976	437,783	477,805
5%, 8/1/35 Pool # 829670	250,354	269,952
5%, 9/1/35 Pool # 820347	253,569	278,411
5%, 9/1/35 Pool # 835699	236,545	259,719
5%, 10/1/35 Pool # 797669	427,205	467,857
5%, 11/1/35 Pool # 844504	313,775	343,633
5%, 11/1/35 Pool # 844809	220,943	238,239
5%, 12/1/35 Pool # 850561	217,863	234,918
5.5%, 2/1/36 Pool # 851330	104,125	113,642
5.5%, 9/1/36 Pool # 831820	459,457	510,787
6%, 9/1/36 Pool # 831741	161,872	178,059
5.5%, 10/1/36 Pool # 896340	67,257	73,394
5.5%, 10/1/36 Pool # 901723	291,859	317,442
5.5%, 12/1/36 Pool # 902853	375,826	411,823
5.5%, 12/1/36 Pool # 903059	354,820	392,243
5.5%, 12/1/36 Pool # 907512	248,835	271,424
5.5%, 12/1/36 Pool # 907635	323,707	354,661

		7,410,395

Freddie Mac - 1.3%
8%, 6/1/30 Pool # C01005	6,081	7,207
6.5%, 1/1/32 Pool # C62333	82,630	93,451
5%, 7/1/33 Pool # A11325	750,916	808,100
6%, 10/1/34 Pool # A28439	57,143	63,028
6%, 10/1/34 Pool # A28598	32,422	35,762
5%, 4/1/35 Pool # A32315	77,939	85,097
5%, 4/1/35 Pool # A32316	64,210	70,243

		1,162,888

See accompanying Notes to Financial Statements.

44

MEMBERS Mutual Funds  |  October 31, 2011

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)

Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	$7,139	$7,786
6.5%, 2/20/29 Pool # 2714	43,591	49,708
6.5%, 4/20/31 Pool # 3068	26,981	30,768

		88,262

Total Mortgage Backed Securities (Cost $7,923,839)		8,661,545

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.0%

U.S. Treasury Bond - 1.4%
6.625%, 2/15/27	860,000	1,277,368

U.S. Treasury Notes - 12.6%
4.625%, 12/31/11	1,100,000	1,108,164
1.375%, 5/15/12	375,000	377,564
3.125%, 8/31/13	290,000	305,157
4.000%, 2/15/14	1,150,000	1,246,402
4.250%, 8/15/14	1,575,000	1,743,451
4.250%, 11/15/14	2,000,000	2,228,750
2.500%, 3/31/15	190,000	202,721
4.250%, 8/15/15	60,000	68,095
3.125%, 1/31/17	1,400,000	1,545,141
2.375%, 7/31/17	200,000	212,500
4.250%, 11/15/17	1,100,000	1,288,032
2.625%, 11/15/20	800,000	839,187

		11,165,164

Total U.S. Government and Agency Obligations (Cost $11,734,043)		12,442,532

	Shares
INVESTMENT COMPANY - 5.8%
State Street Institutional U.S. Government Money Market Fund	5,118,672	5,118,672

Total Investment Company (Cost $5,118,672)		5,118,672

TOTAL INVESTMENTS - 99.5% (Cost $81,299,248**)		88,404,043
NET OTHER ASSETS AND LIABILITIES - 0.5%		415,375

TOTAL NET ASSETS - 100.0%		$88,819,418

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $81,489,322.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Illiquid security. (See Note 2.)
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.4% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

45

MEMBERS Mutual Funds  |  October 31, 2011

Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCK - 72.5%***

Consumer Discretionary - 6.9%
American Eagle Outfitters Inc.	60,000	$787,800
Best Buy Co. Inc.	30,000	786,900
Kohl’s Corp.	30,000	1,590,300
Staples Inc.	100,000	1,496,000

		4,661,000

Energy - 16.7%
Apache Corp.	15,000	1,494,450
Canadian Natural Resources Ltd.	40,000	1,414,000
Noble Corp.*	45,000	1,617,300
Occidental Petroleum Corp.	20,000	1,858,800
Petroleo Brasileiro S.A., ADR	50,000	1,350,500
Schlumberger Ltd.	33,000	2,424,510
Southwestern Energy Co.*	26,000	1,093,040

		11,252,600

Financials - 14.5%
Bank of New York Mellon Corp./The	65,000	1,383,200
Franklin Resources Inc.	15,000	1,599,450
Morgan Stanley	92,000	1,622,880
State Street Corp.	55,000	2,221,450
T Rowe Price Group Inc.	27,000	1,426,680
Wells Fargo & Co.	60,000	1,554,600

		9,808,260

Health Care - 12.9%
Community Health Systems Inc.*	60,000	1,048,800
Gilead Sciences Inc.*	40,000	1,666,400
Mylan Inc./PA*	80,000	1,565,600
Pfizer Inc.	15,000	288,900
St Jude Medical Inc.	30,000	1,170,000
Stryker Corp.	31,000	1,485,210
Teva Pharmaceutical Industries Ltd., ADR	36,000	1,470,600

		8,695,510

Industrials - 4.3%
Expeditors International of Washington Inc.	30,000	1,368,000
Jacobs Engineering Group Inc.*	40,000	1,552,000

		2,920,000

	Shares	Value (Note 2)
Information Technology - 14.5%
Adobe Systems Inc.*	60,000	$1,764,600
Brocade Communications Systems Inc.*	130,003	569,413
Cisco Systems Inc.	55,000	1,019,150
eBay Inc.*	51,000	1,623,330
EMC Corp./Massachusetts*	75,000	1,838,250
Microsoft Corp.	20,000	532,600
QUALCOMM Inc.	37,000	1,909,200
Yahoo! Inc.*	35,000	547,400

		9,803,943

Materials - 2.7%
Freeport-McMoRan Copper & Gold Inc.	45,000	1,811,700

Total Common Stock (Cost $51,072,916)		48,953,013
INVESTMENT COMPANIES - 2.6%
Powershares QQQ Trust Series 1	30,000	1,738,200

Total Investment Companies (Cost $1,666,299)		1,738,200

Repurchase Agreement - 27.8%
With U.S. Bank National Association issued 10/31/11 at 0.01%, due 11/1/11, collateralized by $19,117,248 in Fannie Mae Pool # 555745 due 09/01/18. Proceeds at maturity are $18,742,214 (Cost $18,742,208)		18,742,208

TOTAL INVESTMENT - 102.9% (Cost $71,481,423**)		69,433,421
NET OTHER ASSETS AND LIABILITIES - 0.0%		23,117
TOTAL CALL OPTIONS WRITTEN - (2.9%)		(1,989,802)

TOTAL NET ASSETS - 100.0%		$67,466,736

*	Non-income producing.
**	Aggregate Cost for Federal Tax purposes was $71,481,423.
***	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

46

MEMBERS Mutual Funds  |  October 31, 2011

Equity Income Fund Portfolio of Investments

Call Options Written	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Value (Note 2)
American Eagle Outfitters Inc.	600	February 2012	$13.00	$69,000
Apache Corp.	150	January 2012	100.00	108,375
Bank of New York Mellon Corp./The	300	March 2012	22.00	48,450
Best Buy Co. Inc.	300	March 2012	28.00	45,750
Canadian Natural Resources Ltd.	200	December 2011	35.00	48,000
Community Health Systems Inc.	300	March 2012	23.00	21,750
eBay Inc.	260	January 2012	33.00	45,110
EMC Corp./Massachusetts	750	January 2012	24.00	126,000
Franklin Resources Inc.	150	January 2012	100.00	172,500
Gilead Sciences Inc.	400	January 2012	42.00	76,800
Jacobs Engineering Group Inc.	250	January 2012	41.00	46,875
Kohl’s Corp.	120	April 2012	55.00	42,600
Microsoft Corp.	200	January 2012	27.50	14,500
Morgan Stanley	500	January 2012	17.50	99,000
Mylan Inc./PA	300	January 2012	21.00	27,450
Mylan Inc./PA	300	April 2012	22.00	34,350
Noble Corp.	142	January 2012	38.00	23,572
Noble Corp.	300	March 2012	38.00	72,600
Occidental Petroleum Corp.	100	January 2012	85.00	114,250
Occidental Petroleum Corp.	100	January 2012	87.50	96,750
Powershares QQQ Trust Series 1	300	December 2011	57.00	78,750
QUALCOMM Inc.	370	January 2012	52.50	102,120
Southwestern Energy Co.	160	January 2012	42.00	51,600
Southwestern Energy Co.	100	March 2012	44.00	32,750
Staples Inc.	500	March 2012	16.00	43,750
State Street Corp.	250	January 2012	38.00	111,250
State Street Corp.	300	February 2012	40.00	110,250
T Rowe Price Group Inc.	120	January 2012	55.00	32,700
Teva Pharmaceutical Industries Ltd.	200	January 2012	40.00	54,200
Wells Fargo & Co.	310	January 2012	27.00	38,750

Total Call Options Written (Premiums received $1,745,499)				$1,989,802

See accompanying Notes to Financial Statements.

47

MEMBERS Mutual Funds  |  October 31, 2011

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.5%

Consumer Discretionary - 6.2%
Omnicom Group Inc.	48,278	$2,147,406
Target Corp.	44,000	2,409,000
Time Warner Inc.	69,480	2,431,105
TJX Cos. Inc.	28,495	1,679,210

		8,666,721

Consumer Staples - 11.3%
Diageo PLC, ADR	18,199	1,508,333
Kraft Foods Inc., Class A	78,500	2,761,630
PepsiCo Inc.	63,815	4,017,154
Philip Morris International Inc.	19,064	1,332,002
Procter & Gamble Co./The	51,885	3,320,121
Sysco Corp.	48,994	1,358,114
Wal-Mart Stores Inc.	26,000	1,474,720

		15,772,074

Energy - 14.3%
Apache Corp.	14,500	1,444,635
Canadian Natural Resources Ltd.	62,500	2,209,375
Chevron Corp.	41,042	4,311,462
ConocoPhillips	47,168	3,285,251
Ensco PLC, ADR	32,000	1,589,120
Noble Corp. *	76,990	2,767,021
Occidental Petroleum Corp.	47,029	4,370,875

		19,977,739

Financials - 22.0%
Arch Capital Group Ltd. *	70,037	2,519,231
Bank of New York Mellon Corp./The	149,052	3,171,826
Berkshire Hathaway Inc., Class B *	39,133	3,046,895
BlackRock Inc.	9,000	1,420,110
Brookfield Asset Management Inc., Class A	79,052	2,292,508
Franklin Resources Inc.	7,000	746,410
M&T Bank Corp.	20,000	1,522,200
Markel Corp. *	3,700	1,430,050
Travelers Cos. Inc./The	55,039	3,211,526
US Bancorp	198,642	5,083,249
Wells Fargo & Co.	180,058	4,665,303
WR Berkley Corp.	46,084	1,604,184

		30,713,492

Health Care - 14.3%
Johnson & Johnson	69,986	4,506,398
Medtronic Inc.	81,026	2,814,843
Merck & Co. Inc.	141,982	4,898,379
Novartis AG, ADR	24,191	1,366,066
Pfizer Inc.	335,723	6,466,025

		20,051,711

	Shares	Value (Note 2)
Industrials - 9.8%
3M Co.	43,043	$3,401,258
Boeing Co./The	23,000	1,513,170
Emerson Electric Co.	31,133	1,498,120
Illinois Tool Works Inc.	31,004	1,507,724
Lockheed Martin Corp.	25,543	1,938,714
Norfolk Southern Corp.	20,516	1,517,979
United Parcel Service Inc., Class B	33,009	2,318,552

		13,695,517

Information Technology - 10.8%
Broadridge Financial Solutions Inc.	73,000	1,624,250
Cisco Systems Inc. *	89,010	1,649,355
Intel Corp.	154,000	3,779,160
International Business Machines Corp.	8,057	1,487,564
Microsoft Corp.	146,220	3,893,839
Western Union Co./The	156,032	2,725,879

		15,160,047

Materials - 2.6%
Air Products & Chemicals Inc.	24,304	2,093,547
Nucor Corp.	40,008	1,511,502

		3,605,049

Telecommunication Service - 2.5%
AT&T Inc.	122,078	3,578,106

Utilities - 3.7%
Exelon Corp.	70,004	3,107,478
NextEra Energy Inc.	36,000	2,030,400

		5,137,878

Total Common Stocks (Cost $124,858,787)		136,358,334

INVESTMENT COMPANY - 2.5%
State Street Institutional U.S. Government Money Market Fund	3,455,499	3,455,499

Total Investment Company (Cost $3,455,499)		3,455,499

TOTAL INVESTMENTS - 100.0% (Cost $128,314,286**)		139,813,833
NET OTHER ASSETS AND LIABILITIES - 0.0%		(286)

TOTAL NET ASSETS - 100.0%		$139,813,547

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $128,663,924.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

48

MEMBERS Mutual Funds  |  October 31, 2011

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 95.3%

Consumer Discretionary - 12.7%
Amazon.com Inc. *	12,475	$2,663,537
CarMax Inc. *	40,942	1,230,717
Comcast Corp., Class A	80,467	1,886,951
Ctrip.com International Ltd., ADR *	32,527	1,133,891
Netflix Inc. *	2,485	203,969
Omnicom Group Inc.	35,472	1,577,795
Panera Bread Co., Class A *	10,916	1,459,360
priceline.com Inc. *	2,110	1,071,289
Starbucks Corp.	35,950	1,522,123
Yum! Brands Inc.	39,947	2,139,961

		14,889,593

Consumer Staples - 6.2%
Costco Wholesale Corp.	24,200	2,014,650
Diageo PLC, ADR	17,887	1,482,474
Mead Johnson Nutrition Co.	3,755	269,797
PepsiCo Inc.	54,505	3,431,090

		7,198,011

Energy - 10.6%
Apache Corp.	11,497	1,145,446
Ensco PLC, ADR	34,823	1,729,310
Occidental Petroleum Corp.	30,990	2,880,211
Petroleo Brasileiro S.A., ADR	90,244	2,437,491
Schlumberger Ltd.	56,675	4,163,912

		12,356,370

Financials - 5.9%
Brookfield Asset Management Inc., Class A	77,361	2,243,469
IntercontinentalExchange Inc. *	22,393	2,908,403
T Rowe Price Group Inc.	33,459	1,767,973

		6,919,845

Health Care - 9.0%
Allergan Inc.	12,916	1,086,494
Allscripts Healthcare Solutions Inc. *	106,101	2,031,834
CareFusion Corp. *	23,442	600,115
Celgene Corp. *	62,672	4,063,026
Cerner Corp. *	43,415	2,753,813

		10,535,282

Industrials - 9.1%
Boeing Co./The	46,551	3,062,590
Emerson Electric Co.	38,526	1,853,871
Expeditors International of Washington Inc.	16,464	750,758
Roper Industries Inc.	29,608	2,401,209
Sensata Technologies Holding N.V. *	17,756	531,615
United Parcel Service Inc., Class B	28,652	2,012,517

		10,612,560

	Shares	Value (Note 2)
Information Technology - 37.6%

Communications Equipment - 5.3%
Acme Packet Inc. *	43,739	$1,583,789
QUALCOMM Inc.	62,084	3,203,535
Riverbed Technology Inc. *	52,519	1,448,474

		6,235,798

Computers & Peripherals - 11.2%
Apple Inc. *	17,948	7,264,992
EMC Corp. *	51,012	1,250,304
SanDisk Corp. *	88,887	4,503,904

		13,019,200

Electronic Equipment, Instruments & Components - 0.5%
FLIR Systems Inc. *	22,458	590,645

Internet Software & Services - 6.8%
Google Inc., Class A *	12,454	7,380,739
Renren Inc., ADR *	85,061	598,829

		7,979,568

IT Services - 8.7%
Accenture PLC, Class A	46,610	2,808,719
Sapient Corp. *	164,431	2,032,367
Visa Inc., Class A	56,619	5,280,288

		10,121,374

Semiconductors & Semiconductor Equipment - 2.1%
Cavium Inc. *	51,947	1,698,147
Cree Inc. *	27,078	721,358

		2,419,505

Software - 3.0%
Ariba Inc. *	8,768	277,770
MICROS Systems Inc. *	13,135	646,505
Oracle Corp.	70,995	2,326,506
Salesforce.com Inc. *	2,259	300,831

		3,551,612

Materials - 4.2%
Ecolab Inc.	42,670	2,297,353
International Flavors & Fragrances Inc.	28,583	1,730,986
Molycorp Inc. *	22,385	856,674

		4,885,013

Total Common Stocks (Cost $98,509,764)		111,314,376

See accompanying Notes to Financial Statements.

49

MEMBERS Mutual Funds  |  October 31, 2011

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 3.8%
State Street Institutional U.S. Government Money Market Fund	4,456,158	$4,456,158

Total Investment Companies (Cost $4,456,158)		4,456,158

TOTAL INVESTMENTS - 99.1% (Cost $102,965,922**)		115,770,534
NET OTHER ASSETS AND LIABILITIES - 0.9%		1,000,004

TOTAL NET ASSETS - 100.0%		$116,770,538

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $103,742,254.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

50

MEMBERS Mutual Funds  |  October 31, 2011

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 94.9%

Consumer Discretionary - 19.3%
Bed Bath & Beyond Inc. *	46,413	$2,870,180
CarMax Inc. *	125,440	3,770,726
Discovery Communications Inc., Class C *	63,941	2,530,145
Liberty Global Inc., Series C *	59,068	2,266,439
Omnicom Group Inc.	68,627	3,052,529
Staples Inc.	175,461	2,624,897
TJX Cos. Inc.	72,974	4,300,358

		21,415,274

Consumer Staples - 3.9%
Brown-Forman Corp., Class B	28,061	2,096,998
McCormick & Co. Inc.	46,010	2,234,246

		4,331,244

Energy - 6.7%
Ensco PLC, ADR	35,904	1,782,993
EOG Resources Inc.	32,924	2,944,393
Noble Corp. *	75,622	2,717,855

		7,445,241

Financials - 25.9%

Capital Markets - 3.5%
Northern Trust Corp.	49,402	1,999,299
T Rowe Price Group Inc.	36,176	1,911,540

		3,910,839

Commercial Banks - 3.2%
Glacier Bancorp Inc.	132,252	1,501,060
M&T Bank Corp.	27,471	2,090,818

		3,591,878

Diversified Financial Services - 2.1%
Leucadia National Corp.	88,629	2,377,916

Insurance - 12.8%
Arch Capital Group Ltd. *	81,122	2,917,958
Brown & Brown Inc.	101,394	2,238,780
Markel Corp. *	12,612	4,874,538
WR Berkley Corp.	121,208	4,219,250

		14,250,526

Real Estate Management & Development - 4.3%
Brookfield Asset Management Inc., Class A	163,434	4,739,586

	Shares	Value (Note 2)
Health Care - 9.3%
DENTSPLY International Inc.	104,510	$3,862,690
Laboratory Corp. of America Holdings *	40,555	3,400,537
Techne Corp.	44,938	3,091,734

		10,354,961

Industrials - 13.5%
Copart Inc. *	79,601	3,466,623
IDEX Corp.	87,335	3,096,026
Jacobs Engineering Group Inc. *	81,642	3,167,710
Ritchie Bros Auctioneers Inc.	119,178	2,376,409
Wabtec Corp.	43,645	2,932,071

		15,038,839

Information Technology - 9.6%
Amphenol Corp., Class A	38,521	1,829,362
Broadridge Financial Solutions Inc.	145,135	3,229,254
FLIR Systems Inc. *	97,978	2,576,821
Western Union Co./The	172,795	3,018,729

		10,654,166

Materials - 6.7%
Ecolab Inc.	73,019	3,931,343
Valspar Corp.	102,068	3,559,111

		7,490,454

Total Common Stocks (Cost $96,890,318)		105,600,924
INVESTMENT COMPANY - 5.4%
State Street Institutional U.S. Government Money Market Fund	5,993,941	5,993,941

Total Investment Company (Cost $5,993,941)		5,993,941

TOTAL INVESTMENTS - 100.3% (Cost $102,884,259**)		111,594,865
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(291,804)

TOTAL NET ASSETS - 100.0%		$111,303,061

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $102,993,912.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

51

MEMBERS Mutual Funds  |  October 31, 2011

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 96.8%

Consumer Discretionary - 16.2%
Arbitron Inc.	12,300	$488,679
Cato Corp./The, Class A	17,400	445,962
CEC Entertainment Inc. *	6,900	218,178
Choice Hotels International Inc.	6,300	225,477
Ascena Retail Group Inc. *	9,800	283,220
Fred’s Inc., Class A	20,000	243,800
Helen of Troy Ltd. *	12,000	347,160
Matthews International Corp., Class A	9,200	323,288
Skechers U.S.A. Inc., Class A *	9,700	138,322
Sonic Corp. *	22,800	168,948
Stage Stores Inc.	28,700	448,581

		3,331,615

Consumer Staples - 1.6%
Casey’s General Stores Inc.	6,600	327,030

Energy - 4.3%
Bristow Group Inc. *	4,700	233,966
Georesources Inc. *	6,700	177,818
Penn Virginia Corp.	13,600	82,824
Scorpio Tankers Inc. *	19,500	124,605
SEACOR Holdings Inc. *	3,000	255,450

		874,663

Financials - 23.7%
Alleghany Corp. *	584	185,315
AMERISAFE Inc. *	9,400	202,570
Ares Capital Corp.	23,300	360,451
Assured Guaranty Ltd.	12,500	159,250
Campus Crest Communities Inc., REIT	15,800	180,594
Delphi Financial Group Inc., Class A	15,900	421,032
DiamondRock Hospitality Co., REIT *	22,384	202,575
Education Realty Trust Inc., REIT	17,700	163,725
First Busey Corp.	33,330	169,983
First Midwest Bancorp Inc.	26,000	234,260
First Niagara Financial Group Inc.	19,280	177,183
Flushing Financial Corp.	12,700	155,702
Hancock Holding Co.	5,600	169,680
International Bancshares Corp.	19,720	357,327
Mack-Cali Realty Corp., REIT	4,000	112,240
MB Financial Inc.	11,900	197,183
Northwest Bancshares Inc.	29,000	361,630
Platinum Underwriters Holdings Ltd.	7,700	266,651
Primerica Inc.	13,200	298,716
Webster Financial Corp.	18,500	363,340
Westamerica Bancorporation	2,600	116,532

		4,855,939

	Shares	Value (Note 2)
Health Care - 8.3%
Amsurg Corp. *	13,100	$331,823
Charles River Laboratories International Inc. *	10,400	335,712
Corvel Corp. *	4,400	226,908
Haemonetics Corp. *	2,200	134,090
ICON PLC, ADR *	23,900	401,520
ICU Medical Inc. *	6,900	271,239

		1,701,292

Industrials - 23.8%
ACCO Brands Corp. *	29,400	201,978
Acuity Brands Inc.	3,500	162,050
Albany International Corp., Class A	15,400	347,886
Belden Inc.	16,722	539,786
Carlisle Cos. Inc.	15,200	634,144
ESCO Technologies Inc.	10,400	317,928
G&K Services Inc., Class A	7,500	227,700
GATX Corp.	9,200	349,416
Genesee & Wyoming Inc., Class A *	7,000	414,470
Kirby Corp. *	6,400	393,856
Mueller Industries Inc.	11,400	461,130
Standard Parking Corp. *	9,900	174,141
Sterling Construction Co. Inc. *	5,100	63,495
Unifirst Corp./MA	2,000	104,700
United Stationers Inc. *	15,200	483,512

		4,876,192

Information Technology - 8.1%
Coherent Inc. *	3,800	193,686
Diebold Inc.	9,600	309,888
MAXIMUS Inc.	11,000	443,740
MTS Systems Corp.	6,700	245,689
Websense Inc. *	12,800	228,352
Zebra Technologies Corp., Class A *	6,900	246,606

		1,667,961

Materials - 5.4%
Aptargroup Inc.	6,200	297,414
Deltic Timber Corp.	4,800	324,912
Koppers Holdings Inc.	5,800	191,922
Zep Inc.	20,100	306,324

		1,120,572

Utilities - 5.4%
Atmos Energy Corp.	7,000	240,240
New Jersey Resources Corp.	3,450	162,219
Unisource Energy Corp.	7,700	287,056
Westar Energy Inc.	9,100	248,066
WGL Holdings Inc.	3,900	166,959

		1,104,540

Total Common Stocks ( Cost $14,755,124 )		19,859,804

See accompanying Notes to Financial Statements.

52

MEMBERS Mutual Funds  |  October 31, 2011

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANY - 1.3%
State Street Institutional U.S. Government Money Market Fund	266,002	$266,002

Total Investment Company (Cost $266,002)		266,002

TOTAL INVESTMENTS - 98.1% (Cost $15,021,126**)		20,125,806
NET OTHER ASSETS AND LIABILITIES - 1.9%		380,036

TOTAL NET ASSETS - 100.0%		$20,505,842

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $15,442,529.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

53

MEMBERS Mutual Funds  |  October 31, 2011

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.5%

Australia - 4.3%
James Hardie Industries SE (A) *	131,280	$848,488
QBE Insurance Group Ltd. (A)	33,500	514,167
Telstra Corp. Ltd. (A)	485,400	1,578,731

		2,941,386

Belgium - 2.6%
Anheuser-Busch InBev N.V. (A)	32,833	1,822,872

Brazil - 3.3%
Banco do Brasil S.A.	59,759	901,510
Cielo S.A.	26,300	697,003
MRV Engenharia e Participacoes S.A.	92,900	654,740

		2,253,253

Canada - 1.7%
Potash Corp. of Saskatchewan Inc.	12,400	586,940
Rogers Communications Inc.	16,600	605,377

		1,192,317

China - 0.8%
Weichai Power Co. Ltd. (A)	114,100	572,961

Finland - 1.3%
Sampo OYJ (A)	32,100	880,658

France - 10.6%
AXA S.A. (A)	31,200	501,262
BNP Paribas (A)	18,598	824,617
Danone (A)	9,210	636,647
Sanofi-Aventis S.A. (A)	26,849	1,921,940
Technip S.A. (A)	9,700	917,105
Total S.A. (A)	25,931	1,356,022
Valeo S.A. (A)	22,500	1,126,810

		7,284,403

Germany - 7.0%
Bayerische Motoren Werke AG (A)	16,592	1,352,182
GEA Group AG (A)	10,400	285,973
Merck KGaA (A)	10,040	935,938
SAP AG (A)	18,320	1,103,957
Siemens AG (A)	11,174	1,171,139

		4,849,189

Ireland - 1.0%
Ryanair Holdings PLC, ADR *	24,700	710,619

Italy - 1.0%
Atlantia SpA (A)	46,867	713,488

Japan - 16.6%
Asics Corp. (A)	31,590	419,195
Canon Inc. (A)	31,200	1,424,784
Daito Trust Construction Co. Ltd. (A)	16,350	1,452,066

	Shares	Value (Note 2)
Don Quijote Co. Ltd. (A)	32,500	$1,194,537
eAccess Ltd. (A)	750	201,620
FANUC Corp. (A)	6,500	1,049,583
JS Group Corp. (A)	39,000	816,172
Mitsubishi Corp. (A)	46,700	961,287
Mitsubishi Estate Co. Ltd. (A)	47,500	804,579
Sumitomo Mitsui Financial Group Inc. (A)	29,200	814,068
Yahoo! Japan Corp. (A)	3,398	1,096,309
Yamada Denki Co. Ltd. (A)	17,170	1,237,459

		11,471,659

Netherlands - 1.7%
ING Groep N.V. (A) *	131,910	1,139,031

New Zealand - 0.9%
Telecom Corp. of New Zealand Ltd. (A)	296,800	609,166

Norway - 0.7%
Aker Solutions ASA (A)	41,300	477,543

Russia - 1.5%
Sberbank of Russia (A)	383,990	1,063,769

South Africa - 0.7%
Mr Price Group Ltd., ADR *	25,500	486,030

South Korea - 2.5%
Hyundai Mobis (A)	2,270	654,976
Samsung Electronics Co. Ltd., GDR (A)	2,470	1,061,278

		1,716,254

Spain - 1.8%
Amadeus IT Holding S.A. (A)	48,100	902,812
Mediaset Espana Comunicacion S.A. (A)	50,900	335,318

		1,238,130

Sweden - 2.4%
Assa Abloy AB (A)	34,100	827,672
Swedbank AB (A)	58,500	816,608

		1,644,280

Switzerland - 5.1%
Julius Baer Group Ltd. (A) *	26,270	988,140
Novartis AG (A)	44,575	2,518,158

		3,506,298

Turkey - 1.1%
KOC Holding AS (A)	94,200	335,408
Turkiye Garanti Bankasi AS, ADR	120,900	427,986

		763,394

See accompanying Notes to Financial Statements.

54

MEMBERS Mutual Funds  |  October 31, 2011

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS (continued)

United Kingdom - 28.9%
BG Group PLC (A)	40,851	$885,276
BHP Billiton PLC (A)	45,700	1,438,575
British American Tobacco PLC (A)	31,526	1,442,702
British Sky Broadcasting Group PLC (A)	42,700	479,375
GlaxoSmithKline PLC (A)	91,800	2,057,654
Informa PLC (A)	188,398	1,094,695
International Power PLC (A)	128,306	695,657
Prudential PLC (A)	130,687	1,351,906
Rexam PLC (A)	195,031	1,078,220
Royal Dutch Shell PLC (A)	47,000	1,660,015
Standard Chartered PLC (A)	55,265	1,287,466
Tullow Oil PLC (A)	29,330	658,360
Unilever PLC (A)	60,170	2,008,528
Vodafone Group PLC (A)	286,623	794,887
WM Morrison Supermarkets PLC (A)	153,350	742,077
WPP PLC (A)	76,463	792,464
Xstrata PLC (A)	88,200	1,469,367

		19,937,224

Total Common Stocks (Cost $60,306,845)		67,273,924

INVESTMENT COMPANY - 2.4%

United States - 2.4%
State Street Institutional U.S. Government Money Market Fund	1,672,283	1,672,283

Total Investment Company (Cost $1,672,283)		1,672,283

TOTAL INVESTMENTS - 99.9% (Cost $61,979,128**)		68,946,207
NET OTHER ASSETS AND LIABILITIES - 0.1%		46,316

TOTAL NET ASSETS - 100.0%		$68,992,523

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $62,889,308.
(A)	International security traded on a foreign exchange. The fair value trigger was hit and these securities were fair valued at October 31, 2011, using procedures approved by the Board of Trustees (See Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:

Industry Concentration

% of Net Assets
Consumer Discretionary	14%
Consumer Staples	10%
Energy	9%
Financials	20%
Health Care	11%
Industrials	11%
Information Technology	9%
Materials	8%
Money Market Funds	2%
Telecommunication Services	5%
Utilities	1%
Net Other Assets & Liabilities	0%

100%

55

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$23,222,917	$44,570,023	$17,942,584
Affiliated issuers[3]	24,012,648	64,189,322	20,052,549
Net unrealized appreciation (depreciation)
Unaffiliated issuers	(293,907)	220,042	243,166
Affiliated issuers[3]	2,292,933	6,220,223	2,824,335

Total investments at value	49,234,591	115,199,610	41,062,634
Receivables:
Fund shares sold	76,294	81,199	31,588
Dividends and interest	94,273	146,978	23,581

Total assets	49,405,158	115,427,787	41,117,803
Liabilities:
Payables:
Fund shares repurchased	26,000	153,743	94,512
Advisory agreement fees	8,140	19,067	6,767
Service agreement fees	10,175	23,833	8,458
Distribution fees - Class B	5,186	16,662	6,150
Distribution fees - Class C	3,384	2,443	513
Shareholder servicing fees	10,175	23,833	8,458

Total liabilities	63,060	239,581	124,858

Net Assets	$49,342,098	$115,188,206	$40,992,945

Net Assets consist of:
Paid-in capital	$50,644,031	$123,803,745	$44,515,190
Accumulated undistributed net investment income	4,157	1,069,200	136,547
Accumulated net realized loss on investments sold and foreign currency related transactions	(3,305,116)	(16,125,004)	(6,726,293)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	1,999,026	6,440,265	3,067,501

Net Assets	$49,342,098	$115,188,206	$40,992,945

Class A Shares:
Net Assets	$35,293,368	$84,320,910	$30,189,757
Shares of beneficial interest outstanding	3,549,202	8,639,914	3,238,062
Net Asset Value and redemption price per share[1]	$9.94	$9.76	$9.32
Sales charge of offering price[2]	0.61	0.60	0.57
Maximum offering price per share	$10.55	$10.36	$9.89

Class B Shares:
Net Assets	$8,202,550	$26,927,936	$9,974,842
Shares of beneficial interest outstanding	825,020	2,775,641	1,080,301
Net Asset Value and redemption price per share[1]	$9.94	$9.70	$9.23

Class C Shares:
Net Assets	$5,846,180	$3,939,360	$828,346
Shares of beneficial interest outstanding	587,692	405,810	89,652
Net Asset Value and redemption price per share[1]	$9.95	$9.71	$9.24

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds.
[3]	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

56

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Cash Reserves Fund	Bond Fund	High Income Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$13,734,433	$175,925,176	$105,552,773
Net unrealized appreciation (depreciation)
Unaffiliated issuers	—	14,964,577	3,928,728

Total investments at value	13,734,433	190,889,753	109,481,501
Receivables:
Investments sold	—	—	149,196
Fund shares sold	219,168	2,474,128	3,686
Dividends and interest	—	1,666,187	2,181,253
Due from Adviser	7,204	—	—

Total assets	13,960,805	195,030,068	111,815,636
Liabilities:
Payables:
Investments purchased	—	—	1,147,118
Fund shares repurchased	54,341	109,844	240,555
Advisory agreement fees	4,779	80,171	49,727
Service agreement fees	1,792	24,051	18,082
Distribution fees - Class B	1,031	3,649	1,878
Shareholder servicing fees	—	10,504	5,803
Dividends payable	—	223,951	458,288

Total liabilities	61,943	452,170	1,921,451

Net Assets	$13,898,862	$194,577,898	$109,894,185

Net Assets consist of:
Paid-in capital	$13,898,867	$180,532,274	$108,176,059
Accumulated net investment income	—	83,385	150,065
Accumulated net realized loss on investments sold and foreign currency related transactions	(5)	(1,002,338)	(2,360,667)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	—	14,964,577	3,928,728

Net Assets	$13,898,862	$194,577,898	$109,894,185

Class A Shares:
Net Assets	$12,297,485	$43,774,765	$25,298,809
Shares of beneficial interest outstanding	12,299,788	4,134,186	3,640,394
Net Asset Value and redemption price per share[1]	1.00	10.59	6.95
Sales charge of offering price[2]	—	0.50	0.33
Maximum offering price per share	$1.00	$11.09	$7.28

Class B Shares:[3]
Net Assets	$1,601,377	$5,677,951	$3,023,089
Shares of beneficial interest outstanding	1,604,189	536,084	428,943
Net Asset Value and redemption price per share[1]	$1.00	$10.59	$7.05

Class Y Shares:[3]
Net Assets		$145,125,182	$81,572,287
Shares of beneficial interest outstanding		13,720,248	11,785,877
Net Asset Value and redemption price per share[1]		$10.58	$6.92

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 4.50% for the Bond and High Income Funds.
[3]	The Cash Reserves Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

57

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$81,299,248	$52,739,215	$128,314,286
Repurchase agreement	—	18,742,208	—
Net unrealized appreciation (depreciation)
Unaffiliated issuers	7,104,795	(2,048,002)	11,499,547

Total investments at value	88,404,043	69,433,421	139,813,833
Receivables:
Investments sold	—	—	—
Fund shares sold	126,255	15,917	11,059
Dividends and interest	536,288	30,155	170,621
Due from Adviser	—	—	—
Other assets	13,301	—	12,289

Total assets	89,079,887	69,479,493	140,007,802
Liabilities:
Foreign currency (cost of $59,179)(Note 2)	—	—	—
Payables:
Investments purchased	—	—	—
Fund shares repurchased	163,445	22,955	73,529
Advisory agreement fees	48,033	—	62,712
Service agreement fees	14,779	—	41,048
Distribution fees - Class B	9,932	—	4,434
Shareholder servicing fees	21,935	—	12,532
Dividends payable	2,345	—	—

Options written, at value (premium received $1,745,499)	—	1,989,802	—

Total liabilities	260,469	2,012,757	194,255

Net Assets	$88,819,418	$67,466,736	$139,813,547

Net Assets consist of:
Paid-in capital	92,567,169	67,741,389	147,685,573
Accumulated net investment income	3,645	—	1,860,913
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(10,856,191)	2,017,652	(21,232,486)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of options and foreign currency related transactions)	7,104,795	(2,292,305)	11,499,547

Net Assets	$88,819,418	$67,466,736	$139,813,547

Class A Shares:
Net Assets	$72,913,447	$4,072,216	$54,270,442
Shares of beneficial interest outstanding	6,240,453	417,120	4,368,124
Net Asset Value and redemption price per share[1]	11.68	9.76	12.42
Sales charge of offering price[2]	0.71	0.60	0.76
Maximum offering price per share	$12.39	$10.36	$13.18

Class B Shares:[3]
Net Assets	$15,905,971		$7,199,262
Shares of beneficial interest outstanding	1,354,431		589,843
Net Asset Value and redemption price per share[1]	$11.74		$12.21

Class Y Shares:[4]
Net Assets		$63,394,520	$78,343,843
Shares of beneficial interest outstanding		6,460,259	6,297,942
Net Asset Value and redemption price per share[1]		$9.81	$12.44

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 5.75% for the Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
[3]	The Equity Income Fund does not have Class B shares.
[4]	The Diversified Income Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

58

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$102,965,922	$102,884,259	$15,021,126	$61,979,128
—	—	—	—

12,804,612	8,710,606	5,104,680	6,967,079

115,770,534	111,594,865	20,125,806	68,946,207

1,560,289	—	401,238	1,244,248
7,744	12,462	1,888	4,688
59,012	26,678	6,042	123,997
—	—	—	—
—	—	—	147,836

117,397,579	111,634,005	20,534,974	70,466,976

—	—	—	58,935

379,633	—	7,569	1,267,265
140,270	210,938	—	63,857
71,895	68,122	16,577	59,844
19,172	36,332	4,144	17,098
4,685	5,002	157	2,397
11,386	10,550	685	5,057
—	—	—	—

—	—	—	—

627,041	330,944	29,132	1,474,453

$116,770,538	$111,303,061	$20,505,842	$68,992,523

110,652,601	116,600,538	18,552,587	79,494,709
79,708	—	498	1,428,662

(6,766,383)	(14,008,083)	(3,151,923)	(18,911,877)

12,804,612	8,710,606	5,104,680	6,981,029

$116,770,538	$111,303,061	$20,505,842	$68,992,523

$48,067,772	$43,864,867	$3,200,716	$20,762,782
3,005,161	6,646,222	296,702	2,051,879
16.00	6.60	10.79	10.12
0.98	0.40	0.66	0.62
$16.98	$7.00	$11.45	$10.74

$7,581,050	$8,181,586	$265,622	$3,872,073
518,008	1,353,655	25,173	390,236
$14.64	$6.04	$10.55	$9.92

$61,121,716	$59,256,608	$17,039,504	$44,357,668
3,793,982	8,854,992	1,582,089	4,379,673
$16.11	$6.69	$10.77	$10.13

See accompanying Notes to Financial Statements.

59

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Operations for the Year Ended October 31, 2011

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Bond Fund
Investment Income:
Interest	$224	$443	$189	$12,781	$6,632,043
Dividends
Unaffiliated issuers	786,981	1,248,320	241,572	—	11
Affiliated issuers[1]	716,366	1,444,898	350,135	—	—
Less: Foreign taxes withheld	—	—	—	—	—

Total investment income	1,503,571	2,693,661	591,896	12,781	6,632,054
Expenses:
Advisory agreement fees	96,467	230,693	82,472	53,394	964,589
Service agreement fees[2]	120,584	288,365	103,090	20,023	289,376
Distribution fees - Class B	63,912	199,313	75,564	12,592	52,837
Distribution fees - Class C	40,091	30,152	5,739	—	—
Shareholder servicing fees - Class A	85,922	211,878	75,989	—	105,221
Shareholder servicing fees - Class B	21,301	66,438	25,188	—	17,612
Shareholder servicing fees - Class C	13,361	10,051	1,913	—	—
Other expenses	—	—	—	—	—

Total expenses before reimbursement/waiver	441,638	1,036,890	369,955	86,009	1,429,635

Less reimbursement/waiver[3]	—	—	—	(73,228)	—

Total expenses net of reimbursement/waiver	441,638	1,036,890	369,955	12,781	1,429,635

Net Investment Income (Loss)	1,061,933	1,656,771	221,941	—	5,202,419
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on options and foreign currency related transactions)
Options	—	—	—	—	—
Unaffiliated issuers	25,499	449,430	389,321	5	363,239
Affiliated issuers[1]	(67,881)	(376,572)	(96,860)	—	—
Capital gain distributions received from underlying funds
Unaffiliated issuers	732,530	1,158,262	161,258	—	—
Affiliated issuers[1]	146,200	383,325	122,830	—	—
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)
Options	—	—	—	—	—
Unaffiliated issuers	(1,080,259)	(1,599,092)	(361,682)	—	1,161,020
Affiliated issuers[1]	467,084	2,356,277	1,077,048	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Option Transactions	223,173	2,371,630	1,291,915	5	1,524,259

Net Increase (Decrease) in Net Assets from Operations	$1,285,106	$4,028,401	$1,513,856	$5	$6,726,678

[1]	See Note 11 for information on affiliated issuers.
[2]	See Note 3 for information on service agreement fees.
[3]	Waiver includes advisory agreement fees of $53,380, service agreement fees of $7,256, and distribution fees of $12,592 for the Cash Reserves Fund. See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.

60

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Operations for the Year Ended October 31, 2011

High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$8,678,017	$1,694,089	$1,468	$650	$1,717	$1,551	$335	$4,463

30,530	1,549,521	340,729	3,861,347	1,643,778	1,226,293	549,967	2,882,052
—	—	—	—	—	—	—	—
—	(6,381)	—	(13,948)	(11,544)	(16,090)	—	(205,932)

8,708,547	3,237,229	342,197	3,848,049	1,633,951	1,211,754	550,302	2,680,583

618,386	582,473	344,403	813,323	1,053,968	674,801	285,322	923,055
224,867	179,223	60,777	532,357	281,058	359,894	71,331	263,730
29,507	131,484	—	64,755	69,151	73,456	2,253	34,289
—	—	—	—	—	—	—	—
62,261	180,200	9,361	138,447	123,125	112,591	7,871	57,532
9,836	43,828	—	21,585	23,050	24,486	751	11,430
—	—	—	—	—	—	—	—
—	—	—	—	2,923	—	—	224

944,857	1,117,208	414,541	1,570,467	1,553,275	1,245,228	367,528	1,290,260

—	—	—	—	—	—	—	—

944,857	1,117,208	414,541	1,570,467	1,553,275	1,245,228	367,528	1,290,260

7,763,690	2,120,021	(72,344)	2,277,582	80,676	(33,474)	182,774	1,390,323

—	—	2,019,779	—	—	—	—	—
4,106,214	3,845,446	2,731,394	7,698,135	16,382,050	10,632,924	3,296,100	7,545,592
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	311,712	—	—	—	—	—
(6,211,188)	220,319	(2,130,092)	5,024,639	(8,658,903)	(1,507,500)	(209,651)	(10,559,684)
—	—	—	—	—	—	—	—

(2,104,974)	4,065,765	2,932,793	12,722,774	7,723,147	9,125,424	3,086,449	(3,014,092)

$5,658,716	$6,185,786	$2,860,449	$15,000,356	$7,803,823	$9,091,950	$3,269,223	$(1,623,769)

See accompanying Notes to Financial Statements.

61

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

	Conservative Allocation Fund
Year Ended October 31,	2011	2010
Net Assets at beginning of period	$47,054,462	$36,923,992

Increase in net assets from operations:
Net investment income	1,061,933	1,084,714
Net realized gain (loss)	836,348	238,811
Net change in unrealized appreciation (depreciation)	(613,175)	2,854,951

Net increase in net assets from operations	1,285,106	4,178,476

Distributions to shareholders from:
Net investment income
Class A	(1,259,740)	(917,190)
Class B	(257,797)	(163,052)
Class C	(162,110)	(93,177)

Total distributions	(1,679,647)	(1,173,419)

Capital Stock transactions:
Class A Shares
Shares sold	7,563,695	9,260,567
Issued to shareholders in reinvestment of distributions	1,240,819	892,905
Shares redeemed	(6,509,204)	(6,278,094)

Net increase from capital stock transactions	2,295,310	3,875,378

Class B Shares
Shares sold	1,540,631	2,323,982
Issued to shareholders in reinvestment of distributions	256,799	162,179
Shares redeemed	(1,879,105)	(929,576)

Net increase (decrease) from capital stock transactions	(81,675)	1,556,585

Class C Shares
Shares sold	1,896,830	2,449,046
Issued to shareholders in reinvestment of distributions	161,831	92,946
Shares redeemed	(1,590,119)	(848,542)

Net increase (decrease) from capital stock transactions	468,542	1,693,450

Total net increase from capital stock transactions	2,682,177	7,125,413

Total increase in net assets	2,287,636	10,130,470

Net Assets at end of period	$49,342,098	$47,054,462

Undistributed net investment income (loss)	$4,157	$(1)
Capital Share transactions:
Class A Shares
Shares sold	756,857	962,288
Issued to shareholders in reinvestment of distributions	125,495	93,172
Shares redeemed	(652,368)	(651,403)

Net increase from capital stock transactions	229,984	404,057

Class B Shares
Shares sold	154,492	240,657
Issued to shareholders in reinvestment of distributions	25,961	16,913
Shares redeemed	(189,249)	(96,601)

Net increase (decrease) from capital stock transactions	(8,796)	160,969

Class C Shares
Shares sold	190,935	253,253
Issued to shareholders in reinvestment of distributions	16,350	9,681
Shares redeemed	(159,360)	(88,135)

Net increase (decrease) from capital stock transactions	47,925	174,799

See accompanying Notes to Financial Statements.

62

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

Moderate Allocation Fund		Aggressive Allocation Fund
2011	2010	2011	2010
$108,622,501	$87,946,377	$37,440,131	$29,842,818

1,656,771	1,763,819	221,941	284,206
1,614,445	(3,090,893)	576,549	(2,194,648)
757,185	11,985,582	715,366	5,780,714

4,028,401	10,658,508	1,513,856	3,870,272

(2,088,289)	(1,146,272)	(335,232)	(243,892)
(458,645)	(197,558)	(49,813)	(26,973)
(70,769)	(30,634)	(2,731)	(1,835)

(2,617,703)	(1,374,464)	(387,776)	(272,700)

16,065,908	17,762,820	6,119,303	6,821,765
2,072,501	1,139,420	334,810	243,604
(14,635,384)	(10,598,709)	(4,930,241)	(3,759,066)

3,503,025	8,303,531	1,523,872	3,306,303

4,862,924	5,577,226	2,178,299	1,720,135
457,445	196,551	49,745	26,923
(3,710,836)	(3,123,552)	(1,644,341)	(1,037,366)

1,609,533	2,650,225	583,703	709,692

1,221,876	1,112,997	465,203	161,351
64,104	26,884	2,731	1,836
(1,243,531)	(701,557)	(148,775)	(179,441)

42,449	438,324	319,159	(16,254)

5,155,007	11,392,080	2,426,734	3,999,741

6,565,705	20,676,124	3,552,814	7,597,313

$115,188,206	$108,622,501	$40,992,945	$37,440,131

$1,069,200	$1,042,512	$136,547	$151,318

1,641,969	1,945,064	646,773	797,626
215,661	126,884	35,962	28,626
(1,498,087)	(1,160,652)	(522,497)	(440,902)

359,543	911,296	160,238	385,350

497,503	612,821	232,831	201,153
47,552	21,863	5,361	3,171
(380,530)	(343,484)	(174,259)	(122,029)

164,525	291,200	63,933	82,295

124,096	121,903	48,946	19,013
6,664	2,990	294	216
(127,339)	(77,120)	(16,265)	(20,835)

3,421	47,773	32,975	(1,606)

See accompanying Notes to Financial Statements.

63

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

	Cash Reserves Fund		Bond Fund
Year Ended October 31,	2011	2010	2011	2010
Net Assets at beginning of period	$13,743,471	$16,940,254	$216,815,810	$200,607,079

Increase (decrease) in net assets from operations:
Net investment income (loss)	—	—	5,202,419	5,462,132
Net realized gain (loss) on investments and options transactions	5	(10)	363,239	6,564
Net unrealized appreciation (depreciation) on investments and options transactions	—	—	1,161,020	7,309,366

Net increase (decrease) in net assets from operations	5	(10)	6,726,678	12,778,062

Distributions to shareholders from:
Net investment income
Class A	—	—	(1,050,389)	(1,056,048)
Class B1	—	—	(122,389)	(138,172)
Class Y1	—	—	(4,001,052)	(4,211,073)
Net realized gains
Class A	—	—	—	—
Class Y1	—	—	—	—

Total distributions	—	—	(5,173,830)	(5,405,293)

Capital Stock transactions:
Class A Shares
Shares sold	9,289,159	7,588,372	7,090,415	5,962,274
Issued to shareholders in reinvestment of distributions	—	—	981,197	985,322
Shares redeemed	(8,679,197)	(9,591,047)	(8,998,457)	(8,298,110)

Net increase (decrease) from capital stock transactions	609,962	(2,002,675)	(926,845)	(1,350,514)

Class B Shares[1]
Shares sold	639,104	432,347	685,539	1,112,327
Issued to shareholders in reinvestment of distributions	—	—	119,275	134,495
Shares redeemed	(1,093,680)	(1,626,445)	(3,541,575)	(2,501,331)

Net decrease from capital stock transactions	(454,576)	(1,194,098)	(2,736,761)	(1,254,509)

Class Y Shares[1]
Shares sold			15,145,259	38,062,957
Issued to shareholders in reinvestment of distributions			1,292,205	2,652,823
Shares redeemed			(36,564,618)	(29,274,795)

Net increase (decrease) from capital stock transactions			(20,127,154)	11,440,985

Total net increase (decrease) from capital stock transactions	155,386	(3,196,773)	(23,790,760)	8,835,962

Total increase (decrease) in net assets	155,391	(3,196,783)	(22,237,912)	16,208,731

Net Assets at end of period	$13,898,862	$13,743,471	$194,577,898	$216,815,810

Undistributed net investment income	$—	$—	$83,385	$79,320
Capital Share transactions:
Class A Shares
Shares sold	9,289,159	7,588,372	682,691	583,443
Issued to shareholders in reinvestment of distributions	—	—	94,715	96,207
Shares redeemed	(8,679,197)	(9,591,047)	(871,910)	(811,677)

Net increase (decrease) from capital stock transactions	609,962	(2,002,675)	(94,504)	(132,027)

Class B Shares[1]
Shares sold	639,104	432,347	65,667	109,005
Issued to shareholders in reinvestment of distributions	—	—	11,533	13,132
Shares redeemed	(1,093,680)	(1,626,445)	(342,627)	(246,206)

Net decrease in shares outstanding	(454,576)	(1,194,098)	(265,427)	(124,069)

Class Y Shares[1]
Shares sold			1,437,823	3,711,454
Issued to shareholders in reinvestment of distributions			125,007	260,970
Shares redeemed			(3,544,853)	(2,827,511)

Net increase (decrease) from capital stock transactions			(1,982,023)	1,144,913

[1]	Class Y shares are not available for the Cash Reserves and Diversified Income Funds. Class B shares are not available for the Equity Income Fund.

See accompanying Notes to Financial Statements.

64

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

High Income Fund		Diversified Income Fund		Equity Income Fund		Large Cap Value Fund
2011	2010	2011	2010	2011	2010	2011	2010
$124,464,299	$110,789,238	$91,550,650	$89,335,868	$35,520,264	$100,000	$152,616,104	$144,045,940

7,763,690	8,819,647	2,120,021	2,687,644	(72,344)	(147,438)	2,277,582	1,820,931
4,106,214	3,644,532	3,845,446	3,501,819	4,751,173	2,840,764	7,698,135	1,022,315

(6,211,188)	3,941,701	220,319	4,941,504	(1,818,380)	(473,925)	5,024,639	10,451,675

5,658,716	16,405,880	6,185,786	11,130,967	2,860,449	2,219,401	15,000,356	13,294,921

(1,652,085)	(1,798,552)	(1,804,981)	(2,228,197)	—	—	(668,428)	(725,998)
(225,296)	(294,235)	(306,884)	(412,215)	—	—	(42,622)	(50,104)
(5,944,123)	(6,712,878)	—	—	—	—	(1,265,448)	(1,346,219)

—	—	—	—	(364,554)	(101,946)	—	—
—	—	—	—	(3,619,585)	(1,268,418)	—	—

(7,821,504)	(8,805,665)	(2,111,865)	(2,640,412)	(3,984,139)	(1,370,364)	(1,976,498)	(2,122,321)

3,839,404	3,588,382	8,593,838	5,295,937	1,705,545	2,839,934	4,933,316	2,959,402
1,356,721	1,467,582	1,765,457	2,162,726	351,254	98,577	655,541	712,650
(4,359,911)	(7,329,391)	(13,722,943)	(12,235,150)	(675,671)	(185,203)	(9,577,922)	(8,600,994)

836,214	(2,273,427)	(3,363,648)	(4,776,487)	1,381,128	2,753,308	(3,989,065)	(4,928,942)

193,454	506,875	1,855,392	1,823,730			665,658	519,225
198,809	247,976	302,436	405,805			42,129	49,582
(1,870,845)	(1,191,492)	(5,599,333)	(3,728,821)			(3,154,649)	(2,067,939)

(1,478,582)	(436,641)	(3,441,505)	(1,499,286)			(2,446,862)	(1,499,132)

11,647,172	6,634,044			40,372,210	31,992,664	5,796,947	16,397,421
274,445	3,516,706			43,676	—	—	1,346,219
(23,686,575)	(1,365,836)			(8,726,852)	(174,745)	(25,187,435)	(13,918,002)

(11,764,958)	8,784,914			31,689,034	31,817,919	(19,390,488)	3,825,638

(12,407,326)	6,074,846	(6,805,153)	(6,275,773)	33,070,162	34,671,227	(25,826,415)	(2,602,436)

(14,570,114)	13,675,061	(2,731,232)	2,214,782	31,946,472	35,420,264	(12,802,557)	8,570,164

$109,894,185	$124,464,299	$88,819,418	$91,550,650	$67,466,736	$35,520,264	$139,813,547	$152,616,104

$150,065	$88,964	$3,645	$4,151	$—	$—	$1,860,913	$1,560,083

544,373	527,390	741,735	501,317	168,040	280,239	399,608	266,163
193,424	215,307	153,220	203,967	35,966	10,261	54,765	63,066
(616,870)	(1,080,082)	(1,197,436)	(1,145,212)	(68,002)	(18,384)	(779,278)	(769,225)

120,927	(337,385)	(302,481)	(439,928)	136,004	272,116	(324,905)	(439,996)

26,987	73,405	160,437	171,222			54,739	46,992
27,913	35,940	26,138	38,099			3,558	4,439
(261,662)	(172,648)	(482,146)	(352,002)			(259,584)	(188,688)

(206,762)	(63,303)	(295,571)	(142,681)			(201,287)	(137,257)

1,708,180	983,835			4,164,918	3,187,518	478,071	1,461,378
39,333	519,886			4,957	—	—	119,240
(3,354,517)	(203,178)			(880,662)	(17,472)	(2,082,826)	(1,255,366)

(1,607,004)	1,300,543			3,289,213	3,170,046	(1,604,755)	325,252

See accompanying Notes to Financial Statements.

65

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

	Large Cap Growth Fund		Mid Cap Fund
Year Ended October 31,	2011	2010	2011	2010
Net Assets at beginning of period	$152,562,429	$161,452,910	$78,606,852	$44,757,843

Increase in net assets from operations:
Net investment income (loss)	80,676	359,526	(33,474)	(323,190)
Net realized gain (loss)	16,382,050	14,714,954	10,632,924	6,085,349
Net change in unrealized appreciation (depreciation)	(8,658,903)	7,785,473	(1,507,500)	5,278,024

Net increase (decrease) in net assets from operations	7,803,823	22,859,953	9,091,950	11,040,183

Distributions to shareholders from:
Net investment income
Class A	(58,148)	(159,641)	—	—
Class B	—	—	—	—
Class Y	(301,378)	(505,862)	—	—

Total distributions	(359,526)	(665,503)	—	—

Capital Stock transactions:
Class A Shares
Shares sold[1]	4,948,607	3,289,721	5,189,491	24,424,921
Issued to shareholders in reinvestment of distributions	57,439	156,733	—	3
Shares redeemed	(7,853,822)	(7,287,557)	(8,625,351)	(6,439,891)
Redemption fees	—	—	—	—

Net increase (decrease) from capital stock transactions	(2,847,776)	(3,841,103)	(3,435,860)	17,985,033

Class B Shares
Shares sold[1]	708,800	699,132	520,038	5,957,725
Issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed	(3,269,113)	(2,014,084)	(3,229,600)	(1,425,469)
Redemption fees	—	—	—	—

Net increase (decrease) from capital stock transactions	(2,560,313)	(1,314,952)	(2,709,562)	4,532,256

Class Y Shares
Shares sold[1]	958,486	7,734,097	41,483,407	4,676,630
Issued to shareholders in reinvestment of distributions	119	505,862	—	—
Shares redeemed	(38,786,704)	(34,168,835)	(11,733,726)	(4,385,093)

Net increase (decrease) from capital stock transactions	(37,828,099)	(25,928,876)	29,749,681	291,537

Total net increase (decrease) from capital stock transactions	(43,236,188)	(31,084,931)	23,604,259	22,808,826

Total increase (decrease) in net assets	(35,791,891)	(8,890,481)	32,696,209	33,849,009

Net Assets at end of period	$116,770,538	$152,562,429	$111,303,061	$78,606,852

Undistributed net investment income	$79,708	$359,530	$—	$—
Capital Share transactions:
Class A Shares
Shares sold[1]	308,234	234,700	790,275	4,879,859
Issued to shareholders in reinvestment of distributions	3,597	10,892	—	1
Shares redeemed	(490,786)	(513,822)	(1,310,630)	(1,175,300)

Net increase (decrease) in shares outstanding	(178,955)	(268,230)	(520,355)	3,704,560

Class B Shares
Shares sold[1]	48,179	53,169	85,309	1,163,397
Issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed	(223,275)	(154,928)	(531,886)	(282,171)

Net increase (decrease) in shares outstanding	(175,096)	(101,759)	(446,577)	881,226

Class Y Shares
Shares sold[1]	60,055	543,286	6,347,479	450,561
Issued to shareholders in reinvestment of distributions	7	34,984	—	—
Shares redeemed	(2,441,064)	(2,443,465)	(1,832,006)	(792,589)

Net increase (decrease) from capital stock transactions	(2,381,002)	(1,865,195)	4,515,473	(342,028)

[1]	A portion of the shares sold in fiscal year 2010 for the Mid Cap and Small Cap Funds are merger related. See Note 12.

See accompanying Notes to Financial Statements.

66

MEMBERS Mutual Funds  |  October 31, 2011

Statements of Changes in Net Assets

Small Cap Fund		International Stock Fund
2011	2010	2011	2010
$32,042,388	$21,790,142	$102,780,265	$148,390,188

182,774	78,193	1,390,323	1,395,195
3,296,100	1,767,722	7,545,592	(1,295,384)
(209,651)	4,900,087	(10,559,684)	10,562,451

3,269,223	6,746,002	(1,623,769)	10,662,262

(12,733)	(1,513)	(333,583)	(571,003)
(903)	—	(38,465)	(86,425)
(176,780)	(80,058)	(1,149,092)	(2,166,283)

(190,416)	(81,571)	(1,521,140)	(2,823,711)

990,222	1,041,961	2,871,288	2,312,185
12,733	1,513	327,020	552,568
(536,474)	(288,770)	(4,977,102)	(3,834,327)
2,319	44	315	144

468,800	754,748	(1,778,479)	(969,430)

114,582	180,449	296,343	293,183
873	—	38,117	85,641
(128,820)	(55,843)	(1,142,294)	(922,843)
—	2	—	2

(13,365)	124,608	(807,834)	(544,017)

17,707	15,963,438	492,127	4,166,123
—	80,058	—	2,166,283
(15,088,495)	(13,335,037)	(28,548,647)	(58,267,433)

(15,070,788)	2,708,459	(28,056,520)	(51,935,027)

(14,615,353)	3,587,815	(30,642,833)	(53,448,474)

(11,536,546)	10,252,246	(33,787,742)	(45,609,923)

$20,505,842	$32,042,388	$68,992,523	$102,780,265

$498	$28,684	$1,428,662	$872,468

89,570	128,751	268,949	232,372
1,139	168	30,764	54,280
(49,774)	(31,090)	(469,641)	(389,148)

40,935	97,829	(169,928)	(102,496)

10,434	20,426	28,118	29,839
79	—	3,630	8,505
(12,137)	(5,863)	(108,680)	(94,387)

(1,624)	14,563	(76,932)	(56,043)

1,565	2,004,828	47,000	410,912
—	8,925	—	213,007
(1,369,753)	(1,543,701)	(2,693,985)	(5,680,169)

(1,368,188)	470,052	(2,646,985)	(5,056,250)

See accompanying Notes to Financial Statements.

67

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.02	$9.34	$8.53	$11.13	$10.53
Income from Investment Operations:
Net investment income[3]	0.25	0.27	0.24	0.28	0.24
Net realized and unrealized gain (loss) on investments	0.04	0.70	0.98	(2.58)	0.49

Total from investment operations	0.29	0.97	1.22	(2.30)	0.73
Less Distributions:
Distributions from net investment income	(0.37)	(0.29)	(0.41)	(0.27)	(0.12)
Distributions from capital gains	—	—	—	(0.03)	(0.01)

Total distributions	(0.37)	(0.29)	(0.41)	(0.30)	(0.13)
Net increase (decrease) in net asset value	(0.08)	0.68	0.81	(2.60)	0.60
Net Asset Value at end of period	$9.94	$10.02	$9.34	$8.53	$11.13
Total Return (%)[1]	3.00	10.58	14.91	(21.19)	6.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,293	$33,274	$27,225	$19,753	$16,003
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.92	1.14	1.79
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.40	2.79	2.80	2.75	3.00
Portfolio Turnover (%)[2]	26	50	38	90	39
CLASS B
Net Asset Value at beginning of period	$10.03	$9.34	$8.48	$11.07	$10.51
Income from Investment Operations:
Net investment income[3]	0.17	0.20	0.18	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.05	0.71	0.98	(2.55)	0.48

Total from investment operations	0.22	0.91	1.16	(2.37)	0.65
Less Distributions:
Distributions from net investment income	(0.31)	(0.22)	(0.30)	(0.19)	(0.08)
Distributions from capital gains	—	—	—	(0.03)	(0.01)

Total distributions	(0.31)	(0.22)	(0.30)	(0.22)	(0.09)
Net increase (decrease) in net asset value	(0.09)	0.69	0.86	(2.59)	0.56
Net Asset Value at end of period	$9.94	$10.03	$9.34	$8.48	$11.07
Total Return (%)[1]	2.19	9.87	14.09	(21.82)	6.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,203	$8,363	$6,287	$5,506	$4,173
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.68	1.89	2.53
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.67	2.04	2.16	2.01	2.01
Portfolio Turnover (%)[2]	26	50	38	90	39

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

68

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND (continued)

	Year Ended October 31,			Inception
	2011	2010	2009	to 10/31/08[1]
CLASS C
Net Asset Value at beginning of period	$10.04	$9.35	$8.48	$10.47
Income from Investment Operations:
Net investment income[7]	0.19	0.20	0.16	0.03
Net realized and unrealized gain (loss) on investments	0.03	0.71	1.01	(2.02)

Total from investment operations	0.22	0.91	1.17	(1.99)
Less Distributions:
Distributions from net investment income	(0.31)	(0.22)	(0.30)	—

Total distributions	(0.31)	(0.22)	(0.30)	—
Net increase (decrease) in net asset value	(0.09)	0.69	0.87	(1.99)
Net Asset Value at end of period	$9.95	$10.04	$9.35	$8.48
Total Return (%)[2]	2.19	9.86	14.21	(19.01)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,846	$5,417	$3,412	$2,198
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.87	2.67	[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.76	2.03	2.03	0.60	[4]
Portfolio Turnover (%)[6]	26	50	38	90	[3]

MODERATE ALLOCATION FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$9.63	$8.77	$7.84	$11.82	$10.65
Income from Investment Operations:
Net investment income[7]	0.16	0.18	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.22	0.83	0.93	(3.88)	1.12

Total from investment operations	0.38	1.01	1.08	(3.72)	1.29
Less Distributions:
Distributions from net investment income	(0.25)	(0.15)	(0.15)	(0.18)	(0.12)
Distributions from capital gains	—	—	—	(0.08)	(0.00)[5]

Total distributions	(0.25)	(0.15)	(0.15)	(0.26)	(0.12)
Net increase (decrease) in net asset value	0.13	0.86	0.93	(3.98)	1.17
Net Asset Value at end of period	$9.76	$9.63	$8.77	$7.84	$11.82
Total Return (%)[2]	3.97	11.68	14.12	(32.18)	12.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$84,321	$79,765	$64,631	$50,326	$56,312
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.78	0.79	0.89
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.64	1.98	1.93	1.41	1.45
Portfolio Turnover (%)[6]	20	54	30	83	21

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

69

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$9.58	$8.72	$7.80	$11.75	$10.63
Income from Investment Operations:
Net investment income[6]	0.08	0.10	0.10	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.21	0.84	0.92	(3.84)	1.11

Total from investment operations	0.29	0.94	1.02	(3.78)	1.20
Less Distributions:
Distributions from net investment income	(0.17)	(0.08)	(0.10)	(0.09)	(0.08)
Distributions from capital gains	—	—	—	(0.08)	—

Total distributions	(0.17)	(0.08)	(0.10)	(0.17)	(0.08)
Net increase (decrease) in net asset value	0.12	0.86	0.92	(3.95)	1.12
Net Asset Value at end of period	$9.70	$9.58	$8.72	$7.80	$11.75
Total Return (%)[2]	3.19	10.78	13.20	(32.64)	11.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$26,928	$25,002	$20,221	$17,728	$19,825
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.53	1.54	1.64
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.88	1.24	1.26	0.66	0.63
Portfolio Turnover (%)[5]	20	54	30	83	21

	Year Ended October 31,			Inception
	2011	2010	2009	to 10/31/08[1]
CLASS C
Net Asset Value at beginning of period	$9.58	$8.72	$7.80	$10.61
Income from Investment Operations:
Net investment income[6]	0.08	0.10	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.22	0.84	0.93	(2.83)

Total from investment operations	0.30	0.94	1.02	(2.81)
Less Distributions:
Distributions from net investment income	(0.17)	(0.08)	(0.10)	—
Distributions from capital gains	—	—	—	—

Total distributions	(0.17)	(0.08)	(0.10)	—
Net increase (decrease) in net asset value	0.13	0.86	0.92	(2.81)
Net Asset Value at end of period	$9.71	$9.58	$8.72	$7.80
Total Return (%)[2]	3.19	10.89	13.20	(26.48)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,939	$3,856	$3,094	$2,149
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.74	2.38	[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.90	1.23	0.98	0.39	[4]
Portfolio Turnover (%)[5]	20	54	30	83	[3]

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

70

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$9.04	$8.12	$7.16	$12.53	$10.76
Income from Investment Operations:
Net investment income[4]	0.07	0.09	0.08	0.04	0.09
Net realized and unrealized gain (loss) on investments	0.32	0.92	0.92	(5.18)	1.83

Total from investment operations	0.39	1.01	1.00	(5.14)	1.92
Less Distributions:
Distributions from net investment income	(0.11)	(0.09)	(0.04)	(0.13)	(0.15)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.11)	(0.09)	(0.04)	(0.23)	(0.15)
Net increase (decrease) in net asset value	0.28	0.92	0.96	(5.37)	1.77
Net Asset Value at end of period	$9.32	$9.04	$8.12	$7.16	$12.53
Total Return (%)[2]	4.29	12.50	14.00	(41.73)	18.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,190	$27,823	$21,855	$14,975	$18,824
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	1.11	1.25	1.62
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.74	1.03	1.06	0.09	(0.33)
Portfolio Turnover (%)[3]	29	62	17	91	24
CLASS B
Net Asset Value at beginning of period	$8.96	$8.05	$7.12	$12.46	$10.74
Income from Investment Operations:
Net investment income (loss)[4]	0.00 [1]	0.03	0.03	(0.06)	0.00 [1]
Net realized and unrealized gain (loss) on investments	0.32	0.91	0.90	(5.14)	1.82

Total from investment operations	0.32	0.94	0.93	(5.20)	1.82
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	—	(0.04)	(0.10)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.05)	(0.03)	—	(0.14)	(0.10)
Net increase (decrease) in net asset value	0.27	0.91	0.93	(5.34)	1.72
Net Asset Value at end of period	$9.23	$8.96	$8.05	$7.12	$12.46
Total Return (%)[2]	3.54	11.67	13.06	(42.17)	17.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,975	$9,109	$7,518	$6,050	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.88	2.00	2.38
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.00)[1]	0.30	0.44	(0.73)	(1.06)
Portfolio Turnover (%)[3]	29	62	17	90	24

[1]	Amounts represent less than $0.005 per share.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

71

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND (continued)

	Year Ended October 31,			Inception
	2011	2010	2009	to 10/31/08[1]
CLASS C
Net Asset Value at beginning of period	$8.97	$8.06	$7.12	$10.70
Income from Investment Operations:
Net investment income (loss)[8]	(0.02)	0.03	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.34	0.91	0.93	(3.52)

Total from investment operations	0.32	0.94	0.94	(3.58)
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	—	—

Total distributions	(0.05)	(0.03)	—	—
Net increase (decrease) in net asset value	0.27	0.91	0.94	(3.58)
Net Asset Value at end of period	$9.24	$8.97	$8.06	$7.12
Total Return (%)[2]	3.54	11.66	13.20	(33.46)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$828	$508	$470	$229
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	3.72	7.84 [4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45 [4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.32)	0.34	0.28	(1.23)[4]
Portfolio Turnover (%)[6]	29	62	17	91 [3]

CASH RESERVES FUND

	Year Ended October 31,
	2011		2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (loss)[8]	0.00		(0.00)[5]	0.00 [5]	0.02	0.05

Total from investment operations	0.00		(0.00)[5]	0.00 [5]	0.02	0.05
Less Distributions:
Distributions from net investment income	—		—	(0.00)[5]	(0.02)	(0.05)

Total distributions	—		—	(0.00)[5]	(0.02)	(0.05)
Net increase (decrease) in net asset value	0.00		(0.00)[5]	(0.00)[5]	–	–
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.00		0.00	0.07	2.26	4.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,298		$11,687	$13,690	$15,339	$12,494
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.55		0.55	0.80	1.02	1.09
After reimbursement and waiver of expenses by Adviser (%)	0.10	[7]	0.14 [7]	0.33	0.55	0.55
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00	[7]	0.00 [7]	0.07	2.16	4.64

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Ratio is net of fees waived by the adviser and distributor (See Note 3).
[8]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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CASH RESERVES FUND (continued)

	Year Ended October 31,
	2011		2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (loss)[6]	0.00		(0.00)[4]	0.00 [4]	0.01	0.04

Total from investment operations	0.00		(0.00)[4]	0.00 [4]	0.01	0.04
Less Distributions:
Distributions from net investment income	—		—	(0.00)[4]	(0.01)	(0.04)

Total distributions	0.00		0.00	(0.00)[4]	(0.01)	(0.04)
Net increase (decrease) in net asset value	0.00		(0.00)[4]	(0.00)[4]	—	—
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.00		0.00	0.01	1.50	3.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,601		$2,056	$3,250	$4,655	$2,779
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.30		1.30	1.56	1.77	1.84
After reimbursement and waiver of expenses by Adviser (%)	0.10	[5]	0.14 [5]	0.40	1.30	1.30
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00	[5]	0.00 [5]	0.01	1.32	3.88

	For the Period
	Ended 6/14/07[1]
CLASS Y
Net Asset Value at beginning of period	$1.00
Income from Investment Operations:
Net investment income[6]	0.03

Total from investment operations	0.03
Less Distributions:
Distributions from net investment income	(0.03)

Total distributions	(0.03)
Net increase (decrease) in net asset value	0.00
Net Asset Value at end of period	$1.00
Total Return (%)[2]	N/A
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$—
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	[3]
After reimbursement of expenses by Adviser (%)	0.55	[3]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.62	[3]

[1]	Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Amounts represent less than $0.005 per share.
[5]	Ratio is net of fees waived by the adviser and distributor (see Note 3).
[6]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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BOND FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.46	$10.11	$9.48	$9.78	$9.88
Income from Investment Operations:
Net investment income[3]	0.26	0.25	0.30	0.39	0.43
Net realized and unrealized gain (loss) on investments	0.13	0.35	0.63	(0.30)	(0.10)

Total from investment operations	0.39	0.60	0.93	0.09	0.33
Less Distributions:
Distributions from net investment income	(0.26)	(0.25)	(0.30)	(0.39)	(0.36)
Return of capital	—	—	—	—	(0.07)

Total distributions	(0.26)	(0.25)	(0.30)	(0.39)	(0.43)
Net increase (decrease) in net asset value	0.13	0.35	0.63	(0.30)	(0.10)
Net Asset Value at end of period	$10.59	$10.46	$10.11	$9.48	$9.78
Total Return (%)[1]	3.81	5.97	9.91	0.89	3.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,775	$44,238	$44,099	$37,882	$55,271
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.94	1.02	1.08
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.54	2.42	3.04	4.05	4.40
Portfolio Turnover (%)[2]	12	7	37	22	40
CLASS B
Net Asset Value at beginning of period	$10.46	$10.12	$9.48	$9.78	$9.88
Income from Investment Operations:
Net investment income[3]	0.19	0.17	0.23	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.12	0.34	0.64	(0.30)	(0.10)

Total from investment operations	0.31	0.51	0.87	0.02	0.25
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.23)	(0.32)	(0.29)
Return of capital	—	—	—	—	(0.06)

Total distributions	(0.18)	(0.17)	(0.23)	(0.32)	(0.35)
Net increase (decrease) in net asset value	0.13	0.34	0.64	(0.30)	(0.10)
Net Asset Value at end of period	$10.59	$10.46	$10.12	$9.48	$9.78
Total Return (%)[1]	3.04	5.08	9.20	0.13	2.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,678	$8,388	$9,363	$15,941	$26,507
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.65	1.65	1.69	1.77	1.83
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.78	1.68	2.37	3.29	3.65
Portfolio Turnover (%)[2]	12	7	37	22	40

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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BOND FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.46	$10.11	$9.47	$9.77	$9.88
Income from Investment Operations:
Net investment income[3]	0.29	0.27	0.32	0.42	0.45
Net realized and unrealized gain (loss) on investments	0.12	0.35	0.64	(0.30)	(0.11)

Total from investment operations	0.41	0.62	0.96	0.12	0.34
Less Distributions:
Distributions from net investment income	(0.29)	(0.27)	(0.32)	(0.42)	(0.38)
Return of capital	—	—	—	—	(0.07)

Total distributions	(0.29)	(0.27)	(0.32)	(0.42)	(0.45)
Net increase (decrease) in net asset value	0.12	0.35	0.64	(0.30)	(0.11)
Net Asset Value at end of period	$10.58	$10.46	$10.11	$9.47	$9.77
Total Return (%)[1]	4.03	6.23	10.30	1.14	3.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$145,125	$164,190	$147,145	$105,043	$34,542
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65	0.69	0.76	0.82
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.79	2.67	3.28	4.23	4.69
Portfolio Turnover (%)[2]	12	7	37	22	40

HIGH INCOME FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$7.10	$6.66	$5.57	$7.29	$7.36
Income from Investment Operations:
Net investment income[3]	0.48	0.51	0.46	0.47	0.53
Net realized and unrealized gain (loss) on investments	(0.16)	0.43	1.09	(1.65)	(0.08)

Total from investment operations	0.32	0.94	1.55	(1.18)	0.45
Less Distributions:
Distributions from net investment income	(0.47)	(0.50)	(0.46)	(0.54)	(0.52)

Total distributions	(0.47)	(0.50)	(0.46)	(0.54)	(0.52)
Net increase (decrease) in net asset value	(0.15)	0.44	1.09	(1.72)	(0.07)
Net Asset Value at end of period	$6.95	$7.10	$6.66	$5.57	$7.29
Total Return (%)[1]	4.61	14.73	28.98	(17.24)	6.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$25,299	$24,986	$25,684	$17,818	$35,610
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.05	1.14	1.21
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.73	7.38	7.78	6.77	7.10
Portfolio Turnover (%)[2]	55	47	73	59	74

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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HIGH INCOME FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$7.19	$6.74	$5.63	$7.32	$7.39
Income from Investment Operations:
Net investment income[3]	0.44	0.46	0.44	0.45	0.49
Net realized and unrealized gain (loss) on investments	(0.17)	0.44	1.09	(1.70)	(0.09)

Total from investment operations	0.27	0.90	1.53	(1.25)	0.40
Less Distributions:
Distributions from net investment income	(0.41)	(0.45)	(0.42)	(0.44)	(0.47)

Total distributions	(0.41)	(0.45)	(0.42)	(0.44)	(0.47)
Net increase (decrease) in net asset value	(0.14)	0.45	1.11	(1.69)	(0.07)
Net Asset Value at end of period	$7.05	$7.19	$6.74	$5.63	$7.32
Total Return (%)[1]	3.89	13.86	28.08	(17.93)	5.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,023	$4,571	$4,711	$5,833	$12,255
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.75	1.75	1.81	1.90	1.96
After reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.01	6.62	7.01	6.04	6.37
Portfolio Turnover (%)[2]	55	47	73	59	74

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$7.09	$6.65	$5.56	$7.30	$7.36
Income from Investment Operations:
Net investment income[3]	0.49	0.52	0.47	0.48	0.51
Net realized and unrealized gain (loss) on investments	(0.16)	0.44	1.10	(1.65)	(0.03)

Total from investment operations	0.33	0.96	1.57	(1.17)	0.48
Less Distributions:
Distributions from net investment income	(0.50)	(0.52)	(0.48)	(0.57)	(0.54)

Total distributions	(0.50)	(0.52)	(0.48)	(0.57)	(0.54)
Net increase (decrease) in net asset value	(0.17)	0.44	1.09	(1.74)	(0.06)
Net Asset Value at end of period	$6.92	$7.09	$6.65	$5.56	$7.30
Total Return (%)[1]	4.81	15.04	29.35	(17.09)	6.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$81,572	$94,907	$80,394	$33,127	$21,115
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.75	0.75	0.80	0.89	0.94
After reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.00	7.61	8.04	7.03	7.43
Portfolio Turnover (%)[2]	55	47	73	59	74

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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DIVERSIFIED INCOME FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$11.16	$10.17	$9.92	$13.24	$13.20
Income from Investment Operations:
Net investment income[3]	0.29	0.34	0.38	0.45	0.49
Net realized and unrealized gain (loss) on investments	0.52	0.98	0.28	(2.30)	0.27

Total from investment operations	0.81	1.32	0.66	(1.85)	0.76
Less Distributions:
Distributions from net investment income	(0.29)	(0.33)	(0.41)	(0.47)	(0.49)
Distributions from capital gains	—	—	—	(1.00)	(0.23)

Total distributions	(0.29)	(0.33)	(0.41)	(1.47)	(0.72)
Net increase (decrease) in net asset value	0.52	0.99	0.25	(3.32)	0.04
Net Asset Value at end of period	$11.68	$11.16	$10.17	$9.92	$13.24
Total Return (%)[1]	7.32	13.15	7.07	(15.39)	5.95
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$72,913	$73,040	$71,014	$70,095	$90,254
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.27	1.29	1.25
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.51	3.10	3.98	3.94	3.73
Portfolio Turnover (%)[2]	17	24	28	15	62
CLASS B
Net Asset Value at beginning of period	$11.22	$10.22	$9.96	$13.25	$13.22
Income from Investment Operations:
Net investment income[3]	0.20	0.26	0.32	0.39	0.40
Net realized and unrealized gain (loss) on investments	0.52	0.99	0.28	(2.34)	0.26

Total from investment operations	0.72	1.25	0.60	(1.95)	0.66
Less Distributions:
Distributions from net investment income	(0.20)	(0.25)	(0.34)	(0.34)	(0.40)
Distributions from capital gains	—	—	—	(1.00)	(0.23)

Total distributions	(0.20)	(0.25)	(0.34)	(1.34)	(0.63)
Net increase (decrease) in net asset value	0.52	1.00	0.26	(3.29)	0.03
Net Asset Value at end of period	$11.74	$11.22	$10.22	$9.96	$13.25
Total Return (%)[1]	6.47	12.35	6.24	(16.01)	5.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,906	$18,511	$18,322	$28,156	$57,581
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.85	1.85	2.04	2.04	2.00
After reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.77	2.35	3.33	3.18	2.99
Portfolio Turnover (%)[2]	17	24	28	15	62

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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MEMBERS Mutual Funds  |  October 31, 2011

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EQUITY INCOME FUND

	Year Ended 10/31/11	Inception to 10/31/10[1]
CLASS A
Net Asset Value at beginning of period	$10.27	$10.00
Income from Investment Operations:
Net investment loss[4]	—	(0.04)
Net realized and unrealized gain on investments	0.50	0.71

Total from investment operations	0.50	0.67
Less Distributions:
Distributions from capital gains	(1.01)	(0.40)

Total distributions	(1.01)	(0.40)
Net increase in net asset value	(0.51)	0.27
Net Asset Value at end of period	$9.76	$10.27
Total Return (%)[2]	5.22	7.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,072	$2,886
Ratios of expenses to average net assets:	1.25	1.25
Ratio of net investment income to average net assets	(0.44)	(0.64)
Portfolio Turnover (%)[3]	107	58
CLASS Y
Net Asset Value at beginning of period	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)[4]	0.03	(0.04)
Net realized and unrealized gain on investments	0.50	0.73

Total from investment operations	0.53	0.69
Less Distributions:
Distributions from capital gains	(1.01)	(0.40)

Total distributions	(1.01)	(0.40)
Net increase in net asset value	(0.48)	0.29
Net Asset Value at end of period	$9.81	$10.29
Total Return (%)[2]	5.51	7.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,395	$32,634
Ratios of expenses to average net assets	1.00	1.00
Ratio of net investment income to average net assets	(0.15)	(0.46)
Portfolio Turnover (%)[3]	107	58

[1]	Fund was seeded on October 31, 2009.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire period.
[4]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

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MEMBERS Mutual Funds  |  October 31, 2011

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LARGE CAP VALUE FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$11.40	$10.57	$10.60	$16.91	$15.47
Income from Investment Operations:
Net investment income[3]	0.18	0.12	0.20	0.28	0.22
Net realized and unrealized gain (loss) on investments	0.98	0.85	(0.01)	(6.30)	1.45

Total from investment operations	1.16	0.97	0.19	(6.02)	1.67
Less Distributions:
Distributions from net investment income	(0.14)	(0.14)	(0.22)	(0.19)	(0.23)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.14)	(0.14)	(0.22)	(0.29)	(0.23)
Net increase (decrease) in net asset value	1.02	0.83	(0.03)	(6.31)	1.44
Net Asset Value at end of period	$12.42	$11.40	$10.57	$10.60	$16.91
Total Return (%)[1]	10.27	9.22	2.08	(36.17)	10.88
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,271	$53,520	$54,242	$58,075	$116,358
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.19	1.16	1.13
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.18	1.16	1.13
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.44	1.07	2.00	1.87	1.32
Portfolio Turnover (%)[2]	39	70	86	55	47
CLASS B
Net Asset Value at beginning of period	$11.20	$10.38	$10.42	$16.61	$15.20
Income from Investment Operations:
Net investment income[3]	0.12	0.06	0.19	0.27	0.16
Net realized and unrealized gain (loss) on investments	0.94	0.82	(0.08)	(6.29)	1.36

Total from investment operations	1.06	0.88	0.11	(6.02)	1.52
Less Distributions:
Distributions from net investment income	(0.05)	(0.06)	(0.15)	(0.07)	(0.11)
Distributions from capital gains	—	—	—	(0.10)	—

Total distributions	(0.05)	(0.06)	(0.15)	(0.17)	(0.11)
Net increase (decrease) in net asset value	1.01	0.82	(0.04)	(6.19)	1.41
Net Asset Value at end of period	$12.21	$11.20	$10.38	$10.42	$16.61
Total Return (%)[1]	9.52	8.45	1.23	(36.59)	10.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,199	$8,863	$9,637	$14,993	$43,146
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.91	1.91	1.95	1.91	1.89
After reimbursement of expenses by Adviser (%)	1.91	1.91	1.94	1.91	1.88
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.70	0.31	1.36	1.11	0.61
Portfolio Turnover (%)[2]	39	70	86	55	47

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

79

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$11.42	$10.58	$10.62	$16.93	$15.48
Income from Investment Operations:
Net investment income[4]	0.23	0.15	0.18	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.97	0.86	0.03	(6.20)	1.51

Total from investment operations	1.20	1.01	0.21	(5.98)	1.72
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.25)	(0.23)	(0.27)
Return of capital	—	—	—	(0.10)	—

Total distributions	(0.18)	(0.17)	(0.25)	(0.33)	(0.27)
Net increase (decrease) in net asset value	1.02	0.84	(0.04)	(6.31)	1.45
Net Asset Value at end of period	$12.44	$11.42	$10.58	$10.62	$16.93
Total Return (%)[1]	10.53	9.58	2.24	(35.97)	11.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$78,344	$90,233	$80,167	$54,828	$47,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.91	0.93	0.91	0.87
After reimbursement of expenses by Adviser (%)	0.91	0.91	0.93	0.91	0.88
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.69	1.31	2.12	2.07	1.47
Portfolio Turnover (%)[3]	39	70	86	55	47

LARGE CAP GROWTH FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$15.20	$13.15	$11.07	$17.39	$14.70
Income from Investment Operations:
Net investment income (loss)[4]	(0.01)	0.02	0.05	0.03	(0.00)[2]
Net realized and unrealized gain (loss) on investments	0.83	2.08	2.05	(6.35)	2.69

Total from investment operations	0.82	2.10	2.10	(6.32)	2.69
Less Distributions:
Distributions from net investment income	(0.02)	(0.05)	(0.02)	—	—

Total distributions	(0.02)	(0.05)	(0.02)	—	—
Net increase (decrease) in net asset value	0.80	2.05	2.08	(6.32)	2.69
Net Asset Value at end of period	$16.00	$15.20	$13.15	$11.07	$17.39
Total Return (%)[1]	5.39	15.96	18.99	(36.34)	18.30
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,068	$48,389	$45,398	$38,538	$68,253
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.31	1.34	1.43
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.05)	0.13	0.41	0.18	(0.02)
Portfolio Turnover (%)[3]	77	79	105	141	93

[1]	Total return without applicable sales charge.
[2]	Amounts represent less than $0.005 per share.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

80

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$13.99	$12.16	$10.30	$16.29	$13.88
Income from Investment Operations:
Net investment income (loss)[3]	(0.13)	(0.08)	(0.02)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	0.78	1.91	1.88	(5.88)	2.54

Total from investment operations	0.65	1.83	1.86	(5.99)	2.41
Net increase (decrease) in net asset value	0.65	1.83	1.86	(5.99)	2.41
Net Asset Value at end of period	$14.64	$13.99	$12.16	$10.30	$16.29
Total Return (%)[1]	4.65	15.05	18.06	(36.77)	17.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,581	$9,698	$9,665	$13,580	$36,147
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.95	1.95	2.07	2.10	2.18
After reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.79)	(0.62)	(0.30)	(0.56)	(0.76)
Portfolio Turnover (%)[2]	77	79	105	141	93

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$15.30	$13.23	$11.14	$17.45	$14.72
Income from Investment Operations:
Net investment income[3]	0.04	0.07	0.06	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.82	2.08	2.07	(6.37)	2.71

Total from investment operations	0.86	2.15	2.13	(6.31)	2.73
Less Distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.04)	—	—

Total distributions	(0.05)	(0.08)	(0.04)	—	—
Net increase (decrease) in net asset value	0.81	2.07	2.09	(6.31)	2.73
Net Asset Value at end of period	$16.11	$15.30	$13.23	$11.14	$17.45
Total Return (%)[1]	5.63	16.26	19.26	(36.16)	18.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,122	$94,475	$106,390	$70,203	$52,811
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.95	0.95	1.06	1.09	1.16
After reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.22	0.38	0.63	0.45	0.19
Portfolio Turnover (%) [2]	77	79	105	141	93

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

81

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$5.95	$4.95	$4.08	$7.45	$6.27
Income from Investment Operations:
Net investment loss[4]	(0.00)[1]	(0.02)	(0.03)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	0.65	1.02	0.90	(3.28)	1.25

Total from investment operations	0.65	1.00	0.87	(3.32)	1.18
Less Distributions:
Distributions from capital gains	—	—	—	(0.05)	—

Total distributions	—	—	—	(0.05)	—
Net increase (decrease) in net asset value	0.65	1.00	0.87	(3.37)	1.18
Net Asset Value at end of period	$6.60	$5.95	$4.95	$4.08	$7.45
Total Return (%)[2]	10.92	20.20	21.03	(44.71)	18.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,865	$42,627	$17,138	$14,241	$33,459
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40	1.56	1.44	1.50
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.40	1.33
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.05)	(0.50)	(0.61)	(0.56)	(0.87)
Portfolio Turnover (%)[3]	70	68	198	127	109
CLASS B
Net Asset Value at beginning of period	$5.49	$4.60	$3.83	$7.04	$5.96
Income from Investment Operations:
Net investment loss[4]	(0.06)	(0.05)	(0.06)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	0.61	0.94	0.83	(3.06)	1.21

Total from investment operations	0.55	0.89	0.77	(3.16)	1.08
Less Distributions:
Distributions from capital gains	—	—	—	(0.05)	—

Total distributions	—	—	—	(0.05)	—
Net increase (decrease) in net asset value	0.55	0.89	0.77	(3.21)	1.08
Net Asset Value at end of period	$6.04	$5.49	$4.60	$3.83	$7.04
Total Return (%)[2]	10.02	19.35	20.10	(45.18)	17.92
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,181	$9,879	$4,231	$4,891	$13,598
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.15	2.15	2.32	2.19	2.25
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.15	2.08
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.79)	(1.24)	(1.34)	(1.32)	(1.62)
Portfolio Turnover (%)[3]	70	68	198	127	109

[1]	Amounts represent less than $0.005 per share.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment loss calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

82

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$6.01	$5.00	$4.11	$7.47	$6.27
Income from Investment Operations:
Net investment income (loss)[7]	0.01	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.67	1.02	0.90	(3.29)	1.23

Total from investment operations	0.68	1.01	0.89	(3.31)	1.20
Less Distributions:
Distributions from capital gains	—	—	—	(0.05)	—

Total distributions	—	0.00	—	(0.05)	—
Net increase (decrease) in net asset value	0.68	1.01	0.89	(3.36)	1.20
Net Asset Value at end of period	$6.69	$6.01	$5.00	$4.11	$7.47
Total Return (%)[2]	11.31	20.20	21.65	(44.66)	19.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,257	$26,101	$23,389	$17,649	$32,631
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15	1.30	1.19	1.22
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.15	1.11
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.18	(0.23)	(0.37)	(0.27)	(0.62)
Portfolio Turnover (%)[5]	70	68	198	127	109

SMALL CAP FUND

	Year Ended October 31,				Inception to 10/31/07[1]
	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$9.93	$8.24	$7.29	$10.36	$10.00
Income from Investment Operations:
Net investment income[7]	0.04	0.00 [6]	0.03	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.86	1.70	0.94	(3.07)	0.30

Total from investment operations	0.90	1.70	0.97	(2.85)	0.36
Redemption Fees (see Note 2)	0.01	—	—	—	—
Less Distributions:
Distributions from investment income	(0.05)	(0.01)	(0.02)	(0.05)	—
Distributions from capital gains	—	—	—	(0.17)	—

Total distributions	(0.05)	(0.01)	(0.02)	(0.22)	—
Net increase (decrease) in net asset value	0.86	1.69	0.95	(3.07)	0.36
Net Asset Value at end of period	$10.79	$9.93	$8.24	$7.29	$10.36
Total Return (%)[2]	9.12	20.60	13.30	(28.02)	3.60	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,201	$2,540	$1,301	$883	$6,098
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	2.85	2.18	2.61	[4]
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.33	0.04	0.50	0.56	0.71	[4]
Portfolio Turnover (%)[5]	15	40	21	55	14	[3]

[1] Commenced investment operations December 27, 2006. [2] Total return without applicable sales charge. [3] Not annualized. [4] Annualized.

[5]         Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

[6]         Amounts represent less than $0.005 per share.

[7]         Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

83

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND (continued)

	Year Ended October 31,				Inception to 10/31/07[1]
	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$9.78	$8.18	$7.24	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)[7]	(0.06)	(0.07)	(0.02)	0.03	(0.00)[5]
Net realized and unrealized gain (loss) on investments	0.86	1.67	0.94	(2.91)	0.29

Total from investment operations	0.80	1.60	0.92	(2.88)	0.29
Redemption Fees (see Note 2)	—	—	0.02	0.02	0.00	[4]
Less Distributions:
Distributions from net investment income	(0.03)	—	—	—	—
Distributions from capital gains	—	—	—	(0.17)	—

Total distributions	(0.03)	0.00	—	(0.17)	—
Net increase (decrease) in net asset value	0.77	1.60	0.94	(3.05)	0.29
Net Asset Value at end of period	$10.55	$9.78	$8.18	$7.24	$10.29
Total Return (%)[2]	8.20	19.56	12.98	(28.38)	2.90	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$266	$262	$100	$67	$200
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.25	2.25	11.03	7.88	11.24	[4]
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25	2.25	2.25	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.42)	(0.72)	(0.22)	(0.19)	(0.01)[4]
Portfolio Turnover (%)[6]	15	40	21	55	14	[3]

	Year Ended October 31,				Inception to 10/31/07[1]
	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$9.91	$8.22	$7.31	$10.37	$9.82
Income from Investment Operations:
Net investment income[7]	0.07	0.03	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.85	1.69	0.92	(2.88)	0.50

Total from investment operations	0.92	1.72	0.97	(2.82)	0.55
Less Distributions:
Distributions from net investment income	(0.06)	(0.03)	(0.06)	(0.07)	—
Distributions from capital gains	—	—	—	(0.17)	—

Total distributions	(0.06)	(0.03)	(0.06)	(0.24)	—
Net increase (decrease) in net asset value	0.86	1.69	0.91	(3.06)	0.55
Net Asset Value at end of period	$10.77	$9.91	$8.22	$7.31	$10.37
Total Return (%)[2]	9.29	20.90	13.53	(27.71)	5.60	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,039	$29,240	$20,389	$13,453	$14,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.25	1.52	1.61	1.91	[4]
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.25	1.25	[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.69	0.29	0.77	0.81	0.99	[4]
Portfolio Turnover (%)[6]	15	40	21	55	14	[3]

[1] Commenced investment operations December 27, 2006. [2] Total return without applicable sales charge. [3] Not annualized. [4] Annualized.

[5]         Amounts represent less than $0.005 per share.

[6]         Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

[7]         Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

84

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.58	$9.94	$8.47	$17.05	$15.66
Income from Investment Operations:
Net investment income[4]	0.16	0.12	0.15	0.23	0.16
Net realized and unrealized gain (loss) on investments	(0.47)	0.77	1.69	(6.06)	2.92

Total from investment operations	(0.31)	0.89	1.84	(5.83)	3.08
Redemption Fees (see Note 2)	0.00 [1]	—	—	—	—
Less Distributions:
Distributions from net investment income	(0.15)	(0.25)	(0.16)	(0.24)	(0.11)
Distributions from capital gains	—	—	(0.21)	(2.51)	(1.58)

Total distributions	(0.15)	(0.25)	(0.37)	(2.75)	(1.69)
Net increase (decrease) in net asset value	(0.46)	0.64	1.47	(8.58)	1.39
Net Asset Value at end of period	$10.12	$10.58	$9.94	$8.47	$17.05
Total Return (%)[2]	(3.00)	9.01	22.82	(40.46)	21.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,763	$23,505	$23,094	$19,040	$52,145
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.73	1.93	1.89
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.45	1.19	1.81	1.67	0.99
Portfolio Turnover (%)[3]	44	52	82	69	79
CLASS B
Net Asset Value at beginning of period	$10.39	$9.76	$8.33	$16.79	$15.45
Income from Investment Operations:
Net investment income[4]	0.08	0.05	0.14	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.47)	0.75	1.60	(6.01)	2.84

Total from investment operations	(0.39)	0.80	1.74	(5.83)	2.92
Less Distributions:
Distributions from net investment income	(0.08)	(0.17)	(0.10)	(0.12)	—
Distributions from capital gains	—	—	(0.21)	(2.51)	(1.58)

Total distributions	(0.08)	(0.17)	(0.31)	(2.63)	(1.58)
Net increase (decrease) in net asset value	(0.47)	0.63	1.43	(8.46)	1.34
Net Asset Value at end of period	$9.92	$10.39	$9.76	$8.33	$16.79
Total Return (%)[2]	(3.77)	8.26	21.91	(40.95)	20.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,872	$4,854	$5,109	$6,237	$15,630
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.35	2.35	2.49	2.69	2.64
After reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.72	0.43	1.09	1.04	0.41
Portfolio Turnover (%)[3]	44	52	82	69	79

[1]	Amounts represent less than $0.005 per share.
[2]	Total return without applicable sales charge.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

85

MEMBERS Mutual Funds  |  October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND (continued)

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.59	$9.95	$8.48	$17.08	$15.68
Income from Investment Operations:
Net investment income[3]	0.21	0.22	0.16	0.31	0.17
Net realized and unrealized gain (loss) on investments	(0.49)	0.69	1.70	(6.12)	2.96

Total from investment operations	(0.28)	0.91	1.86	(5.81)	3.13
Less Distributions:
Distributions from net investment income	(0.18)	(0.27)	(0.18)	(0.28)	(0.15)
Distributions from capital gains	—	—	(0.21)	(2.51)	(1.58)

Total distributions	(0.18)	(0.27)	(0.39)	(2.79)	(1.73)
Net increase (decrease) in net asset value	(0.46)	0.64	1.47	(8.60)	1.40
Net Asset Value at end of period	$10.13	$10.59	$9.95	$8.48	$17.08
Total Return (%)[1]	(2.85)	9.28	23.25	(40.41)	21.59
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,358	$74,421	$120,187	$81,569	$60,525
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.35	1.47	1.68	1.66
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.70	1.42	2.07	2.25	1.48
Portfolio Turnover (%)[2]	44	52	82	69	79

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[3]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

86

MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

1. ORGANIZATION

The MEMBERS Mutual Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers thirteen funds (individually, a “Fund,” collectively, the “Funds”). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income Fund, Small Cap Fund, and the International Stock Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds (collectively, the “Core Funds”), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”). The Core Funds, excluding the Cash Reserves, Diversified Income and Equity Income Funds, offer three classes of shares: Class A, B and Y, the Allocation Funds offer three classes of shares: Class A, B and C. The Cash Reserves Fund and the Diversified Income Fund offer two classes of shares: Class A and B, and the Equity Income Fund offers two classes of shares: Class A and Y. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: Equity securities and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Total net assets are determined by adding

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the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Because the assets of the Allocation Funds consist primarily of shares of underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded except for the Equity Income Fund, where they are valued at the mean of the best bid and best ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Funds’ Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair” value any of the investments of these Funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A Fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated at as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters (generally, tracking valuation correlations between the U.S. market and each non-U.S. security) established by the Committee and approved by the Funds.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

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Notes to Financial Statements

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2011, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the Funds’ financial statements.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each Fund, except the Cash Reserves Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Net realized gains of $3,040,357 are included in the Statements of Operations under the heading “Net realized loss on investments” for the International Stock Fund. The Cash Reserves Fund can only invest in U.S. dollar-denominated foreign money market securities.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or

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closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2011, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Futures Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a Fund enters into a futures contract, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. The Fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2011, none of the Funds had open futures contracts.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. At October 31, 2011, investments in securities of the Bond, High Income and Diversified Income Funds include issues that are illiquid. The aggregate values of illiquid securities held by Bond, High Income and Diversified Income were $2,938,256, $867,750 and $1,682,031, respectively, which represent 1.5%, 0.8% and 1.9% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2011, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Bond Fund
American Association of Retired Persons	5/16/02	$793,403
ERAC USA Finance LLC	12/16/04	629,355
WM Wrigley Jr. Co.	6/21/10	1,239,008

		$2,661,766
High Income Fund
Affnion Group Inc.	Various	$671,000
Gulfmark Offshore Inc.	Various	199,416

		$870,416
Diversified Income Fund
American Association of Retired Persons	5/16/02	$793,403
ERAC USA Finance LLC	12/16/04	355,722
WM Wrigley Jr. Co.	6/21/10	279,776

		$1,428,901

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty

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does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2011, none of the Funds had entered into such transactions.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2011 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$(198)	$621,872	$(621,674)
Moderate Allocation	—	987,621	(987,621)
Aggressive Allocation	(2)	151,064	(151,062)
Cash Reserves	—	—	—
Bond	—	(24,524)	24,524
High Income	1	118,915	(118,916)
Diversified Income	2	(8,662)	8,660
Equity Income	—	72,344	(72,344)
Large Cap Value	3	(254)	251
Large Cap Growth	5	(972)	967
Mid Cap	(33,486)	33,474	12
Small Cap	(2,322)	(20,544)	22,866
International Stock	(315)	687,011	(686,696)

Redemption Fees: The Small Cap and the International Stock Funds will deduct a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the Fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

Fair Value Measurements: Each Fund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in, or pay to transfer a liability in, an orderly transaction with an independent buyer in the principal or most advantageous market of the investment or liability. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

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Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multidimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. As of October 31, 2011, none of the Funds held securities deemed as a Level 3.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments carried at market value (please see the Portfolio of Investments for each Fund for a listing of all securities within each caption):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2011
Conservative Allocation	$49,234,591	$—	$—	$49,234,591
Moderate Allocation	115,199,610	—	—	115,199,610
Aggressive Allocation	41,062,634	—	—	41,062,634
Cash Reserves[1]	611,856	13,122,577	—	13,734,433
Bond
Asset Backed	—	2,254,713	—	2,254,713
Corporate Notes and Bonds	—	35,397,166	—	35,397,166
Mortgage Backed	—	22,087,747	—	22,087,747
U.S. Government and Agency Obligations	—	119,343,600	—	119,343,600
Investment Companies	11,806,527	—	—	11,806,527

	11,806,527	179,083,226	—	190,889,753
High Income
Preferred Stocks	782,775	—		782,775
Corporate Notes and Bonds	—	102,692,342	—	102,692,342
Investment Companies	6,006,384	—	—	6,006,384

	6,789,159	102,692,342	—	109,481,501
Diversified Income
Common Stocks	46,341,208	—	—	46,341,208
Asset Backed	—	585,608	—	585,608
Corporate Notes and Bonds	—	15,254,478	—	15,254,478
Mortgage Backed	—	8,661,545	—	8,661,545
U.S. Government and Agency Obligations	—	12,442,532	—	12,442,532
Investment Companies	5,118,672	—	—	5,118,672

	51,459,880	36,944,163	—	88,404,043

[1]	At October 31, 2011, all Level 2 securities held are Short Term Investments, see respective Portfolio of Investments.

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Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2011
Equity Income
Assets:
Common Stocks	48,953,013	—	—	48,953,013
Repurchase Agreement	—	18,742,208	—	18,742,208
Investment Companies	1,738,200	—	—	1,738,200

	50,691,213	18,742,208	—	69,433,421
Liabilities:
Options Written	1,989,802	—	—	1,989,802
Large Cap Value
Common Stocks	136,358,334	—	—	136,358,334
Investment Companies	3,455,499	—	—	3,455,499

	139,813,833	—	—	139,813,833
Large Cap Growth
Common Stocks	111,314,376	—	—	111,314,376
Investment Companies	4,456,158	—	—	4,456,158

	115,770,534	—	—	115,770,534
Mid Cap
Common Stocks	105,600,924	—	—	105,600,924
Investment Companies	5,993,941	—	—	5,993,941

	111,594,865	—	—	111,594,865
Small Cap
Common Stocks	$19,859,804	$—	$—	$19,859,804
Investment Companies	266,002	—	—	266,002

	20,125,806	—	—	20,125,806
International Stock
Common Stocks
Australia	—	2,941,386	—	2,941,386
Belgium	—	1,822,872	—	1,822,872
Brazil	—	2,253,253	—	2,253,253
Canada	—	1,192,317	—	1,192,317
China	—	572,961	—	572,961
Finland	—	880,658	—	880,658
France	—	7,284,403	—	7,284,403
Germany	—	4,849,189	—	4,849,189
Ireland	710,619	—	—	710,619
Italy	—	713,488	—	713,488
Japan	—	11,471,659	—	11,471,659
Netherland	—	1,139,031	—	1,139,031
New Zealand	—	609,166		609,166
Norway	—	477,543	—	477,543
Russia	—	1,063,769	—	1,063,769
South Africa	486,030	—	—	486,030
South Korea	—	1,716,254	—	1,716,254
Spain	—	1,238,130	—	1,238,130
Sweden	—	1,644,280		1,644,280
Switzerland	—	3,506,298	—	3,506,298
Turkey	427,986	335,408	—	763,394
United Kingdom	—	19,937,224	—	19,937,224
Investment Companies	1,672,283	—	—	1,672,283

	3,296,918	65,649,289	—	68,946,207

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Notes to Financial Statements

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended October 31, 2011.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2011:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	—	Options written	$1,989,802

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2011:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$2,019,779	$311,712

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year. The adviser is in the process of assessing the impact of the updated standards on the Trust’s financial statements.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement: For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds (collectively, the “Allocation Funds”);

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0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.85% for the Equity Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.75% for the Mid Cap Fund; 1.00% for the Small Cap Fund; and 1.05% for the International Stock Fund. Except for the Allocations Funds and the Equity Income Fund, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2011, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, and Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $46,666 for Class A Shares and $6,713 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.25% for each of the Conservative, Moderate and Aggressive Allocation Funds; 0.15% for the Cash Reserves Fund; 0.15% for the Bond Fund; 0.20% for the High Income Fund; 0.20% for the Diversified Income Fund; 0.15% for the Equity Income Fund; 0.36% for the Large Cap Value Fund; 0.20% for the Large Cap Growth Fund; 0.40% for the Mid Cap Fund; 0.25% for the Small Cap Fund; and 0.30% for the International Stock Fund. The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee by the Funds.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $6,416 for Class A Shares and $840 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement. Mosaic Funds Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted distribution and/or service plans (the “Plans”) with respect to the Trust’s Class A, B, and C shares pursuant to Rule 12b–1 under the 1940 Act. Under the Plans, the Trust will pay service fees to MFD for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees to MFD for Class B and Class C shares at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to their respective classes. The distribution fees are used to reimburse MFD for its distribution expenses with respect to Class B and Class C shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used by MFD to compensate selling brokers and others for providing personal and account maintenance services to shareholders. Fees incurred by the Funds under the Plans are detailed in the statement of operations.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell

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MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the period November 1, 2010 through October 31, 2011, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$129,272	$23,131	$1,698	$15,282	$23,131	$1,698
Moderate Allocation	410,804	57,365	727	49,539	57,365	727
Aggressive Allocation	155,408	20,055	128	18,427	20,055	128
Cash Reserves	—	4,269		—	4,269
Bond	51,081	7,304		6,113	7,304
High Income	33,650	5,044		4,516	5,044
Diversified Income	128,283	12,861		16,625	12,861
Equity Income	35,956	—		4,848	—
Large Cap Value	51,745	9,042		6,491	9,042
Large Cap Growth	61,007	10,179		7,296	10,179
Mid Cap	45,414	5,894		4,992	5,894
Small Cap	5,539	195		587	195
International Stock	35,531	4,201		4,148	4,201

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the distributor waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $12,592 and are reflected as fees waived in the accompanying Statement of Operations. The distributor does not have the right to recoup these waived fees.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the Audit Committee and Nominating and Governance Committee chairpersons.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Bond Fund, High Income Fund and Diversified Income Fund declare and reinvest dividends, if any, monthly. The Conservative Allocation and Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and the International Stock Fund declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2011, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

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MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$14,381,591	$12,275,159
Moderate Allocation	—	—	25,603,460	22,302,085
Aggressive Allocation	—	—	14,000,105	11,857,599
Bond	20,365,106	28,591,975	804,096	4,444,589
High Income	—	—	59,437,735	70,093,835
Diversified Income	2,574,767	3,278,297	12,240,823	20,170,185
Equity Income	—	—	58,211,686	36,049,968
Large Cap Value	—	—	56,679,406	83,127,341
Large Cap Growth	—	—	102,653,573	145,146,017
Mid Cap	—	—	83,521,702	59,171,152
Small Cap	—	—	4,036,359	18,534,920
International Stock	—	—	37,430,018	66,770,624

6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

Transactions in option contracts during the period ended October 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	5,256	$1,154,193
Options written during the period	23,742	5,069,548
Options expired during the period	(6,430)	(1,192,849)
Options closed during the period	(5,480)	(1,407,845)
Options assigned during the period	(8,756)	(1,877,548)

Options outstanding, end of period	8,332	$1,745,499

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities, however, the Cash Reserves Fund is limited to U.S. dollar–denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. Dollar–denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

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MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

8. SECURITIES LENDING

Each Fund, except the Allocation, Cash Reserves, Small Cap and Equity Income Funds, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2011, none of the Funds had securities out on loan.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it’s taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2011. It is the Funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2008 through October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Ordinary Income
Fund	2011	2010
Conservative Allocation	$1,679,647	$1,173,419
Moderate Allocation	2,617,703	1,374,464
Aggressive Allocation	387,776	272,700
Cash Reserves	—	—
Bond	5,173,830	5,405,293
High Income	7,821,504	8,805,665
Diversified Income	2,111,865	2,640,412

	Ordinary Income
Fund	2011	2010
Equity Income	3,984,139	1,370,365
Large Cap Value	1,976,498	2,122,321
Large Cap Growth	359,526	665,503
Mid Cap	—	—
Small Cap	190,416	81,571
International Stock	1,521,140	2,823,711

No long-term capital gain distributions were paid during the fiscal years ended October 31, 2011 or 2010. As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income
Conservative Allocation	$4,157
Moderate Allocation	1,069,200
Aggressive Allocation	136,547
Cash Reserves	—
Bond	89,447
High Income	278,497
Diversified Income	8,425

Fund	Ordinary Income	Capital Gain
Equity Income	$1,294,246	$723,406
Large Cap Value	1,860,913	—
Large Cap Growth	79,708	—
Mid Cap	—	—
Small Cap	498	648,950
International Stock	1,438,217	—

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MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2011, which are available to offset future capital gains, if any:

Fund	2011	2012	2013	2014	2015	2016	2017	2018
Conservative Allocation	$—	$—	$—	$—	$—	$610,919	$1,619,779	$—
Moderate Allocation	—	—	—	—	—	3,419,585	6,462,247	3,257,526
Aggressive Allocation	—	—	—	—	—	1,133,165	2,049,055	2,346,155
Cash Reserves	—	—	—	—	—	—	—	5
Bond	—	—	—	107,855	57,909	—	836,574	—
High Income	—	—	—	—		140,426	2,183,308	—
Diversified Income	—	—	—	—	—	—	10,670,897	—
Large Cap Value	—	—	—	—	—	871,110	20,011,738	—
Large Cap Growth	—	—	—	—	—	—	5,990,051	—
Mid Cap	—	—	—	—	—	6,223,470	7,674,960	—
Small Cap	—	—	—	—	—	3,379,470	—	—
International Stock	—	—	—	—	—	—	16,644,358	1,381,274

Included in the net capital loss carryovers for Mid Cap Fund and Small Cap Fund is $6,223,470 and $3,379,470, respectively, of capital loss carryovers subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger.

For the year-ended October 31, 2011, capital losses utilized for each fund were as follows:

Fund	Amount Utilized
Conservative Allocation	$45,181
Moderate Allocation	702,063
Aggressive Allocation	297,945
Cash Reserves	5
Bond	386,527
High Income	4,007,085

Fund	Amount Utilized
Diversified Income	$3,854,108
Large Cap Value	7,760,862
Large Cap Growth	15,673,575
Mid Cap	10,725,689
Small Cap	2,557,720
International Stock	6,258,194

At October 31, 2011, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$1,411,396	$486,788	$924,608
Moderate Allocation	4,102,607	647,989	3,454,618
Aggressive Allocation	2,026,943	157,360	1,869,583
Cash Reserves	—	—	—
Bond	15,515,690	557,175	14,958,515
High Income	4,473,793	710,430	3,763,363
Diversified Income	8,815,601	1,900,880	6,914,721
Equity Income	1,189,286	3,237,288	(2,048,002)
Large Cap Value	13,783,833	2,633,924	11,149,909
Large Cap Growth	16,786,277	4,757,997	12,028,280
Mid Cap	10,286,903	1,685,950	8,600,953
Small Cap	5,161,388	478,111	4,683,277
International Stock	8,265,400	2,208,501	6,056,899

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for

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MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. The Modernization Act provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized before loss carryover arising in taxable years beginning prior to December 22, 2010.

10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Fund, and International Stock Fund may enter into these contracts primarily to protect these Funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

The Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Each Allocation Fund is structured as a fund of funds, meaning that each invests primarily in the shares of other registered investment companies (the “underlying funds”), including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

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MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in underlying funds, of which certain underlying funds may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “affiliated underlying funds”). A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2011 follows:

Fund/Underlying Fund	Balance of Shares Held at 10/31/2010	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2011	Value at 10/31/2011	Realized Gain/ (Loss )	Distributions Received[1]
Conservative Allocation Fund
Madison Mosaic Disciplined Equity Fund	238,497	47,302	74,144	211,655	$2,688,024	$24,670	$23,007
Madison Mosaic Institutional Bond Fund	350,948	28,605	—	379,553	4,228,223	—	69,037
MEMBERS Bond Fund Class Y	835,120	109,546	146,317	798,349	8,446,533	42,433	220,139
MEMBERS High Income Fund Class Y	769,951	87,778	256,581	601,148	4,159,946	29,132	320,298
MEMBERS International Stock Fund Class Y	220,952	—	121,097	99,855	1,010,529	(136,168)	39,026
MEMBERS Equity Income Fund, Class Y	123,232	59,049	—	182,281	1,788,173	—	136,619
MEMBERS Large Cap Growth Fund Class Y	212,973	11,990	136,831	88,132	1,419,800	139,300	9,866
MEMBERS Large Cap Value Fund Class Y	263,236	44,140	101,238	206,138	2,564,354	(167,248)	44,575

Totals					$26,305,582	$(67,881)	$862,567
Moderate Allocation Fund
Madison Mosaic Institutional Bond Fund	441,727	70,169	—	511,896	$5,702,521	$—	$88,377
MEMBERS Bond Fund Class Y	1,080,212	174,923	92,021	1,163,114	12,305,749	38,664	307,573
MEMBERS High Income Fund Class Y	1,317,938	107,474	35,411	1,390,001	9,618,806	(16,198)	662,163
MEMBERS International Stock Fund Class Y	737,626	—	142,184	595,442	6,025,876	(298,977)	130,285
Madison Mosaic Disciplined Equity Fund	781,020	—	10,511	770,509	9,785,459	(4,310)	75,341
MEMBERS Equity Income Fund Class Y	351,549	12,234	4,501	359,282	3,524,557	(2,296)	357,596
MEMBERS Large Cap Growth Fund Class Y	713,333	—	183,964	529,369	8,528,130	157,195	36,046
MEMBERS Large Cap Value Fund Class Y	860,982	29,737	111,569	779,150	9,692,627	(434,703)	147,827
MEMBERS Mid Cap Fund Class Y	584,578	—	174,378	410,200	2,744,238	(59,899)	—
MEMBERS Small Cap Fund Class Y	368,325	—	137,909	230,416	2,481,582	243,951	23,015

Totals					$70,409,545	$(376,573)	$1,828,223
Aggressive Allocation Fund
MEMBERS Bond Fund Class Y	34,635	—	34,635	—	$—	$3,042	$1,635
MEMBERS High Income Fund Class Y	312,201	110,608	—	422,809	2,925,838	—	165,480
MEMBERS International Stock Fund Class Y	368,614	—	123,878	244,736	2,476,731	(245,272)	65,107
Madison Mosaic Disciplined Equity Fund	417,743	7,710	4,254	421,199	5,349,232	(1,547)	40,298
MEMBERS Equity Income Fund Class Y	121,164	—	58,800	62,364	611,793	(10,583)	110,953
MEMBERS Large Cap Growth Fund Class Y	284,694	8,769	59,351	234,112	3,771,539	58,909	14,713
MEMBERS Large Cap Value Fund Class Y	359,580	52,074	25,123	386,531	4,808,448	(72,757)	62,975
MEMBERS Mid Cap Fund Class Y	402,522	—	145,783	256,739	1,717,584	(44,616)	—
MEMBERS Small Cap Fund Class Y	188,896	—	76,016	112,880	1,215,718	215,963	11,803

Totals					$22,876,883	$(96,861)	$472,964

[1]	Distributions received include distributions from net investment income and from capital gains from the underlying funds.

101

MEMBERS Mutual Funds  |  October 31, 2011

Notes to Financial Statements

12. Merger Related Capital Stock Transactions

Effective November 30, 2009, the Small Cap Growth Fund was merged into the Small Cap Value Fund with the surviving Fund changing its name on that date to the Small Cap Fund. Also, effective March 1, 2010, the Mid Cap Value Fund was merged into the Mid Cap Growth Fund with the surviving Fund changing its name on that date to the Mid Cap Fund. A summary of the shares issued to the shareholders of the merged Fund and value of those shares by Class is summarized below:

Small Cap	Shares	Value
A	37,176	$197,309
B	8,903	$71,190
Y	1,821,068	$14,203,621

Mid Cap	Shares	Value
A	4,442.642	$22,032,199
B	1,097,226	$5,617,588
Y	168,846	$3,043,093

The amounts above are included in the Shares Sold on the Statement of Changes in Net Assets for each respective Fund.

13. Subsequent Events

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical Company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $389,000 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

Management has evaluated the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the Funds’ financial statements.

102

MEMBERS Mutual Funds  |  October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MEMBERS Mutual Funds, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and International Stock Fund (collectively, the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, WI

December 22, 2011

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MEMBERS Mutual Funds  |  October 31, 2011

Other Information

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Fund’s Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011 (the “Meeting”). Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Meeting when it renewed the Trust’s advisory contract and applicable subadvisory contracts:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual or institutional clients with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each subadviser discussed their respective firms’ ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s (each, a “Fund,” and collectively, the “Funds”) investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to the Funds.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any subadvisers to the Funds.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance of the Funds compared with their respective peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Fund. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised Fund.

A comprehensive discussion of individual Fund performance and market conditions followed. Representatives of the Adviser and each subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised Fund.

The Board noted that the Adviser or its affiliates, and, as applicable, each subaviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of “inapt comparisons.” The Board considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differed significantly from others,

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Other Information

then the comparison should not “be given significant weight.” In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on its total expense ratio as well as by comparing advisory fees to the advisory fees of other funds or accounts. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative “services” expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its administrative services agreement, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to each respective “Fund of funds” and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

In reviewing the Adviser’s costs and profits, the Board noted that the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Funds alone. However, the Board recognized that the Funds are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by the Adviser’s management of other client assets. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of the Adviser’s larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Trustees also recognized that the Adviser was currently waiving fees with regard to the Trust’s money market fund.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees met in advance of the Meeting and reviewed the written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers, respectively, discussed each matter raised.

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Other Information

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including a majority of the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective Fund and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Fund and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by the Trust, which plans support the distribution of the Funds. The Board reviewed written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in written materials regarding the distributor as well as applicable Codes of Ethics.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2011. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,030.00	0.70%	$3.58	$1,021.90	1.45%	$7.39
Moderate Allocation	1,000	1,039.70	0.70%	3.60	1,031,90	1.45%	7.43
Aggressive Allocation	1,000	1,042.90	0.70%	3.60	1,035.40	1.45%	7.44
Cash Reserves	1,000	1,000.00	0.05%	0.25	1,000.00	0.05%	0.25
Bond	1,000	1,038.10	0.90%	4.62	1,030.40	1.65%	8.44
High Income	1,000	1,046.10	1.00%	5.16	1,038.90	1.75%	8.99
Diversified Income	1,000	1,073.20	1.10%	5.75	1,064.70	1.85%	9.63
Equity Income	1,000	973.11	1.25%	6.14	N/A	N/A	N/A
Large Cap Value	1,000	1,102.70	1.16%	6.15	1,095.20	1.91%	10.09
Large Cap Growth	1,000	1,053.90	1.21%	6.26	1,046.50	1.96%	10.11
Mid Cap Value	1,000	1,109.20	1.40%	7.44	1,100.20	2.15%	11.38
Small Cap	1,000	1,091.20	1.50%	7.91	1,082.00	2.26%	11.86
International Stock	1,000	970.00	1.60%	7.94	962.30	2.36%	11.67

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Other Information

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,021.90	1.45%	$7.39
Moderate Allocation	1,000	1,031.90	1.45%	7.43
Aggressive Allocation	1,000	1,035.40	1.45%	7.44

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,040.30	0.65%	$3.34
High Income	1,000	1,048.10	0.75%	3.87
Equity Income	1,000	973.63	1.00%	4.89
Large Cap Value	1,000	1,105.30	0.91%	4.84
Large Cap Growth	1,000	1,056.30	0.96%	4.98
Mid Cap	1,000	1,113.10	1.15%	6.13
Small Cap	1,000	1,092.90	1.25%	6.59
International Stock	1,000	971.50	1.35%	6.71

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,043.00	0.70%	$3.60	$1,035.50	1.45%	$7.44
Moderate Allocation	1,000	1,043.00	0.70%	3.60	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,043.00	0.70%	3.60	1,035.50	1.45%	7.44
Cash Reserves	1,000	1,049.50	0.05%	0.26	1,049.50	0.05%	0.26
Bond	1,000	1,041.00	0.90%	4.63	1,033.50	1.65%	8.46
High Income	1,000	1,040.00	1.00%	5.14	1,032.50	1.75%	8.97
Diversified Income	1,000	1,039.00	1.10%	5.65	1,031.50	1.85%	9.47
Equity Income	1,000	1,012.69	1.25%	6.39	N/A	N/A	N/A
Large Cap Value	1,000	1,038.40	1.16%	5.96	1,030.90	1.91%	9.78
Large Cap Growth	1,000	1,037.90	1.21%	6.22	1,030.40	1.96%	10.03
Mid Cap	1,000	1,036.00	1.40%	7.18	1,028.50	2.15%	10.99
Small Cap	1,000	1,035.00	1.50%	7.69	1,027.40	2.26%	11.55
International Stock	1,000	1,034.00	1.60%	8.20	1,026.40	2.36%	12.05

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	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,035.50	1.45%	$7.44
Moderate Allocation	1,000	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,035.50	1.45%	7.44

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,043.50	0.65%	$3.35
High Income	1,000	1,042.50	0.75%	3.86
Equity Income	1,000	1,012.69	1.00%	5.09
Large Cap Value	1,000	1,040.89	0.91%	4.69
Large Cap Growth	1,000	1,040.40	0.96%	4.94
Mid Cap	1,000	1,038.50	1.15%	5.91
Small Cap	1,000	1,037.50	1.25%	6.42
International Stock	1,000	1,036.50	1.35%	6.93

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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Other Information

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2011, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $204,076 (all of which represents taxes withheld) and $2,882,049, respectively. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2011 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth and Small Cap Funds, 4.12%, 14.38%, 41.24%, 67.36%, 100%, 100%, and 100%, respectively, qualify for the corporate dividends received deduction.

Qualified Dividend Income: For the fiscal year ended October 31, 2011, the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Small Cap and the International Stock Funds paid dividend income totaling $126,259, $670,444, $234,797, $1,523,601, $1,976,498, $359,526, $190,416, and $1,725,216 respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2011, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

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MEMBERS Mutual Funds’ Trustees and Officers

The address of each trustee and officer is 550 Science Drive, Madison WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank 1960	President, 1996 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of MIA), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC (“MAM”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 -2010; Madison Investment Advisors, LLC (“MIA”), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; Ultra Series Fund (17) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but the Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; and Ultra Series Fund (17), 2009 - Present

Frank E. Burgess[1] 1942	Trustee and Vice President, 1996 - Present	MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President, 1973 -2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; MIA, Executive Director and President, 2010 - Present ; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (17), Vice President, 2009 - Present	Madison Mosaic Funds (13), 1996 - Present; Madison ; Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 -2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (17), Vice President, 2009 - Present	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009	MIH and MIA, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; Ultra Series Fund (17), Treasurer, 2009 - Present	N/A

[1]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

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MEMBERS Mutual Funds’ Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present	MIH and MIA, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005	N/A

W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009	MIH, MAM, MIA, and Madison Scottsdale, LC (an affiliated investment advisory firm of MIA), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of MIA), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of MIA), Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 2005 - 2009; Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	N/A

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present	MIH, MAM, MIA, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007	N/A

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Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

James R. Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44	Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/ Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/ President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	30	Ultra Series Fund (17), 2005 - Present

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	30	Park Nicolet Health Services, 2001 - Present; Ultra Series Fund (17), 2004 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/ Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

[1]	Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2]

As of the date of this report, the Fund Complex consists of the Trust with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the Fund Complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

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Mutual Funds MEMBERS Mutual Funds Post Office Box 8390 Boston, MA 02266-8390 1 (800) 877-6089 www.membersfunds.com	Presorted Standard U.S. POSTAGE PAID Louisville, KY Permit No. 1051

SEC File Number: 811-08261

4460-P1053

Rev: 1211

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having our own share of economic issues, the U.S., rather remarkably, saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention; and rightly so.

Despite the year’s angst, 2011 did end positively. After falling precipitously during the third quarter, the U.S. equity markets, soothed by increasingly aggressive liquidity measures undertaken by the European Central Bank, made an abrupt about-face the first week of October and provided investors with a much welcomed rally into year-end. For the fourth quarter, the Standard & Poor’s 500® Index (“S&P 500”) increased 11.82%. This strong advance took the index into positive territory for the year, finishing 2011 with a modest 2.11 % gain (including dividends). However, while the rally was impressive in size, the path through the quarter was anything but smooth.

Behind 2011’s market volatility was the now very familiar European debt crisis. Adding to the confusion was frequently oscillating U.S. economic data which appeared to reverse course every time a pattern was seemingly established. Overall, U.S. economic data releases did end 2011 on an increasingly encouraging note, pushing the threat of an imminent U.S. recession off the table for now.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica Madison Diversified Income VP, Service Class returned 2.20%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Russell 1000® Index and the Transamerica Madison Diversified Income VP Blended Benchmark Index returned 6.04%, (7.25)% and 0.82%, respectively.

The blended benchmark is comprised of the Barclays Capital U.S. Aggregate Bond Index (60%) and the Russell 1000® Index (40%).

STRATEGY REVIEW

The stock portion of the Fund managed to turn in positive results from early May inception through year end. This was in contrast to a declining benchmark. Our focus on high quality, above average dividend yielding stocks helped us deliver the strong results. The fund was diverse and none of the ten sectors was much more than a 15% weight on average during the period.

The fund sectors that added the most value were Financials, Health Care, Energy, Consumer Discretionary, and Consumer Staples. Our Utility sector holdings detracted from value. Individual holdings with the greatest positive impact include Pfizer, Inc., Intel Corp., McDonald’s Corp., Merck & Co., Inc., Kraft Foods, Inc., V.F. Corp., U.S. Bancorp, Chevron Corp., Johnson & Johnson, and ConocoPhillips. Individual holdings with the greatest negative impact include Bank of New York Mellon Corp. and Illinois Tool Works, Inc.

John Brown, CFA

Dean “Jack” Call, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Service Class	2.20%	05/01/2011
Barclays Capital U.S. Aggregate Bond *	6.04%
Russell 1000 ®*	(7.25)%
Transamerica Madison Diversified Income VP Blended Benchmark *	0.82%

NOTES

*

The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 60%, Russell 1000 Index (“Russell 1000®”) 40%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 31, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica Madison Diversified Income VP Service Class	$1,000.00	$1,031.30	$6.91	$1,018.40	$6.87	1.35%

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligation	40.5%
Common Stock	37.7
Corporate Debt Security	15.9
Repurchase Agreement	10.2
U.S. Government Agency Obligation	3.3
Other Assets and Liabilities - Net	(7.6)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 40.5%
U.S. Treasury Bond
3.13%, 05/15/2021	$550	$614
4.38%, 05/15/2041	165	215
U.S. Treasury Note
0.38%, 08/31/2012	425	426
0.88%, 01/31/2012	175	175
1.00%, 09/30/2016	500	505
1.38%, 01/15/2013 - 12/31/2018	1,400	1,411
2.38%, 10/31/2014 - 06/30/2018	650	693
3.13%, 10/31/2016	940	1,041

Total U.S. Government Obligations (cost $4,998)		5,080

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.3%
Fannie Mae
4.00%, 02/01/2041	74	78
4.50%, 03/01/2041	43	46
5.00%, 07/01/2035	45	49
Freddie Mac
4.00%, 09/01/2040	67	70
4.50%, 11/01/2039	45	48
Ginnie Mae
4.00%, 12/15/2039	48	52
4.50%, 08/15/2040	69	75

Total U.S. Government Agency Obligations (cost $413)		418

CORPORATE DEBT SECURITIES - 15.9%
Beverages - 1.0%
Coca-Cola Co. 5.35%, 11/15/2017	100	120
Commercial Banks - 0.9%
U.S. Bancorp 4.20%, 05/15/2014	100	107
Diversified Financial Services - 1.3%
American Express Co. 4.88%, 07/15/2013	75	78
General Electric Capital Corp. 4.80%, 05/01/2013	75	79
Electrical Equipment - 0.8%
Emerson Electric Co. 5.00%, 04/15/2019	90	106
Food & Staples Retailing - 2.7%
Costco Wholesale Corp. 5.50%, 03/15/2017	100	119
Walgreen Co. 5.25%, 01/15/2019	100	119
Wal-Mart Stores, Inc. 3.25%, 10/25/2020	100	107
Industrial Conglomerates - 0.6%
3M Co. 4.38%, 08/15/2013	75	80
Media - 0.9%
Walt Disney Co. 4.50%, 12/15/2013	100	108
Oil, Gas & Consumable Fuels - 1.7%
ConocoPhillips 5.75%, 02/01/2019	75	90
Devon Energy Corp. 6.30%, 01/15/2019	100	123

	Principal (000’s)	Value (000’s)
Pharmaceuticals - 2.9%
Abbott Laboratories 5.60%, 11/30/2017	$125	$149
Eli Lilly & Co. 4.20%, 03/06/2014	100	107
Pfizer, Inc. 5.35%, 03/15/2015	100	113
Road & Rail - 0.6%
Norfolk Southern Corp. 3.25%, 12/01/2021	75	76
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp. 1.95%, 10/01/2016	100	103
Software - 1.7%
Microsoft Corp. 3.00%, 10/01/2020	100	106
Oracle Corp. 4.95%, 04/15/2013	100	106

Total Corporate Debt Securities (cost $1,970)		1,996

	Shares	Value (000’s)
COMMON STOCKS - 37.7%
Aerospace & Defense - 1.2%
Boeing Co.	966	71
Lockheed Martin Corp.	1,023	83
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. - Class B	1,114	82
Beverages - 2.2%
Coca-Cola Co.	1,057	74
Diageo PLC ADR	682	60
PepsiCo, Inc.	2,069	137
Capital Markets - 1.5%
Bank of New York Mellon Corp.	2,480	49
BlackRock, Inc. - Class A	455	81
Northern Trust Corp.	1,330	53
Chemicals - 0.6%
Air Products & Chemicals, Inc.	909	77
Commercial Banks - 2.2%
M&T Bank Corp.	818	62
U.S. Bancorp	4,024	109
Wells Fargo & Co.	3,796	105
Commercial Services & Supplies - 0.4%
Waste Management, Inc.	1,637	54
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	5,797	175
Electric Utilities - 1.4%
Exelon Corp.	2,432	106
FirstEnergy Corp.	1,523	67
Electrical Equipment - 0.4%
Emerson Electric Co.	1,091	51
Energy Equipment & Services - 0.8%
Ensco PLC ADR	2,091	98
Food & Staples Retailing - 0.9%
Sysco Corp.	1,864	55
Wal-Mart Stores, Inc.	909	54
Food Products - 0.9%
Kraft Foods, Inc. - Class A	1,512	57
Nestle SA ADR	955	55
Health Care Equipment & Supplies - 0.9%
Medtronic, Inc.	2,955	113

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corp.	796	$80
Household Products - 0.9%
Procter & Gamble Co.	1,682	112
Industrial Conglomerates - 1.0%
3M Co.	1,500	123
Insurance - 2.6%
Axis Capital Holdings, Ltd.	2,512	80
PartnerRe, Ltd.	1,228	79
Travelers Cos., Inc.	2,864	170
IT Services - 1.6%
Broadridge Financial Solutions, Inc.	3,319	75
International Business Machines Corp.	277	51
Paychex, Inc.	2,387	72
Machinery - 0.6%
Illinois Tool Works, Inc.	1,614	75
Media - 1.3%
Omnicom Group, Inc.	1,625	72
Time Warner, Inc.	2,387	87
Multiline Retail - 0.6%
Target Corp.	1,523	78
Oil, Gas & Consumable Fuels - 3.5%
Chevron Corp.	2,160	229
ConocoPhillips	2,910	212
Pharmaceuticals - 4.9%
Johnson & Johnson	2,569	168
Merck & Co., Inc.	5,046	190
Novartis AG ADR	932	53
Pfizer, Inc.	10,275	222

	Shares	Value (000’s)
Road & Rail - 0.5%
Norfolk Southern Corp.	841	$61
Semiconductors & Semiconductor Equipment - 1.8%
Intel Corp.	6,820	166
Linear Technology Corp.	2,046	61
Software - 1.4%
Microsoft Corp.	6,751	175
Tobacco - 0.9%
Altria Group, Inc.	2,069	62
Philip Morris International, Inc.	705	55

Total Common Stocks (cost $4,543)		4,736

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 10.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $1,287 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, and with a value of $1,316.	$1,287	1,287

Total Repurchase Agreement (cost $1,287)
Total Investment Securities (cost $13,211)		13,517
Other Assets and Liabilities - Net		(958)

Net Assets		$12,559

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $13,212. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $321 and $16, respectively. Net unrealized appreciation for tax purposes is $305.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$4,470	$266	$—	$4,736
Corporate Debt Securities	—	1,996	—	1,996
Repurchase Agreements	—	1,287	—	1,287
U.S. Government Agency Obligations	—	418	—	418
U.S. Government Obligations	—	5,080	—	5,080

Total	$4,470	$9,047	$—	$13,517

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $11,924)	$12,230
Repurchase agreement, at value (cost: $1,287)	1,287
Receivables:
Shares sold	13
Interest	44
Dividends	8

	13,582

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	997
Payables for fund shares repurchased	—	(A)
Management and advisory fees	8
Distribution and service fees	2
Audit and tax fees	10
Custody	5
Other	1

	1,023

Net assets	$12,559

Net assets consist of:
Capital stock ($.01 par value)	$12
Additional paid-in capital	12,216
Undistributed (accumulated) net investment income (loss)	25
Net unrealized appreciation (depreciation) on:
Investment securities	306

Net assets	$12,559

Shares outstanding	1,229
Net asset value and offering price per share	$10.22

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the period ended December 31, 2011(A)

(all amounts in thousands)

Investment income:
Dividend income	$39
Interest income	28

	67

Expenses:
Management and advisory	25
Distribution and service	8
Printing and shareholder reports	1
Custody	13
Administration	1
Legal	—	(B)
Audit and tax	15
Trustees	—	(B)
Transfer agent	—	(B)

Total expenses	63

Less waiver/reimbursement	(19)

Net expenses	44

Net investment income	23

Net realized gain (loss) on transactions from:
Investment securities	2
Net increase in unrealized appreciation (depreciation) on:
Investment securities	306

Net realized and unrealized gain	308

Net increase in net assets resulting from operations	$331

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011 (A)
From operations:
Net investment income	$23
Net realized gain (loss) from investment securities	2
Change in net unrealized appreciation (depreciation) on investment securities	306

Net increase in net assets resulting from operations	331

Capital share transactions:
Proceeds from shares sold	12,439
Cost of shares redeemed	(211)

Net increase in net assets from capital shares transactions	12,228

Net increase in net assets	12,559

Net assets:
Beginning of period	—

End of year	$12,559

Undistributed net investment income	$25

Share activity:
Shares issued	1,250
Shares redeemed	(21)

Net increase (decrease) in shares outstanding:	1,229

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period	Service Class May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B)	0.05
Net realized and unrealized gain	0.17

Total operations	0.22

Net asset value
End of year	$10.22

Total return(C)	2.20	%(D)
Net assets end of year (000’s)	$12,559
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.35	%(E)
Before reimbursement/fee waiver	1.93	%(E)
Net investment income, to average net assets	0.69	%(E)
Portfolio turnover rate	16	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers one class of shares; a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.75% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.10% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$19	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25%.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$6,743
U.S. Government	4,954
Proceeds from maturities and sales of securities:
Long-term	819
U.S. Government	35

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(	t)
Undistributed (accumulated) net investment income (loss)	2
Undistributed (accumulated) net realized gain (loss) from investment securities	(2)

t	Amount rounds to less than $1.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$26

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	305

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Diversified Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Diversified Income VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Diversified Income VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns while much of the rest of the world ended solidly in the red. Despite having our own share of economic issues, the U.S., rather remarkably, saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention-and rightly so.

Despite what proved to be modest benchmark returns in 2011, the real story was the high degree of volatility witnessed through the course of the year. Market sentiment osciliated sharply around the impact of the European debt crisis, the “Arab Spring”, and the U.S. debt downgrade, to name a few. Because these issues have broad implications, the correlation of all stocks to one another was at record levels. This meant that the stock market had large price swings with most stocks moving up or down together. As such, this proved to be an unusually challenging environment for most investors since these “macro” influences overshadowed company level fundamentals.

Another oddity in 2011 for growth stock investors was that generally, the most defensive stocks did better than those exhibiting higher growth. For example, of the top ten holdings in the Russell 1000® Growth Index (“Russell 1000® Growth”), Phillip Morris was the best performing stock, up 40%. Meanwhile, Google, Inc. (“Google”) was up only 9%. We apply a consistent methodology for identifying growth companies. From our perspective Google, is a growth company and Phillip Morris is not. Consequently, we did not own any Phillip Morris, but we do own Google.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica Madison Large Cap Growth VP, Service Class returned (7.20)%. By comparison, its benchmark, the Russell 1000® Growth returned (6.33)%.

STRATEGY REVIEW

We trailed the benchmark return this year, as we believe most active managers did. We believed investors would gravitate towards technology companies last year because of their strong balance sheets, excess cash flow, product innovation, and low valuations. This proved incorrect as investors instead bid up Utilities, Consumer Staples and Consumer Discretionary stocks, allowing those sectors to be the leaders.

We had very good success with a number of technology holdings though. Visa, Inc. was a standout, up 45%. Through our fundamental analysis we gained conviction to make it a top holding despite it being the subject of regulatory change via the Dodd-Frank Wall Street Reform and Consumer Protection Act. Similarly, SanDisk Corp. is a leader in flash memory, used in smart phones and tablets, and it contributed 77 basis points to performance.

Detracting from performance was Acme Packet, Inc., a high growth situation whose end market growth was delayed, causing the stock to fall sharply. We remain confident its products will be needed as more video and voice move over the Internet.

Our energy holdings, while mixed, detracted from performance. Petroleo Brasileiro SA, the Brazilian oil company, has a bright future, but near term its growth has been restricted by politics.

We took profits in Petrohawk as it received buy out bids at substantial premiums. We increased our holdings in Roper Industries, Inc., which may excel in the current weak economy.

We remain confident that through the consistent application of our investment philosophy via a disciplined investment process, we will continue to build upon our strong historical results. We expect the market environment next year to be less driven by macro economic issues and more by individual company execution, which is one of our areas of investment expertise.

Bruce Ebel, CFA

David Halford, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Service Class	(7.20)%	05/01/2011
Russell 1000® Growth *	(6.33)

NOTES

*

The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica Madison Large Cap Growth VP
Service Class	$1,000.00	$940.20	$6.36	$1,018.65	$6.61	1.30%

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stock	97.6%
Repurchase Agreement	7 .2
Other Assets and Liabilities - Net	(4.8)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 97.6%
Aerospace & Defense - 3.4%
Boeing Co.	800	$59
Air Freight & Logistics - 2.5%
Expeditors International of Washington, Inc.	258	11
United Parcel Service, Inc. - Class B	449	32
Beverages - 4.6%
Diageo PLC ADR	281	25
PepsiCo, Inc.	855	56
Biotechnology - 1.7%
Celgene Corp. ‡	430	29
Capital Markets - 1.7%
T. Rowe Price Group, Inc.	525	30
Chemicals - 3.8%
Ecolab, Inc.	669	38
International Flavors & Fragrances, Inc.	526	28
Communications Equipment - 5.8%
Acme Packet, Inc. ‡	931	29
QUALCOMM, Inc.	974	53
Riverbed Technology, Inc. ‡	824	19
Computers & Peripherals - 10.5%
Apple, Inc. ‡	258	104
EMC Corp. ‡	800	17
SanDisk Corp. ‡	1,320	65
Diversified Financial Services - 2.9%
IntercontinentalExchange, Inc. ‡	412	50
Electrical Equipment - 4.9%
Emerson Electric Co.	604	28
Roper Industries, Inc.	579	51
Sensata Technologies Holding NV ‡	278	7
Electronic Equipment & Instruments - 0.5%
FLIR Systems, Inc.	352	9
Energy Equipment & Services - 5.4%
Ensco PLC ADR	615	29
Schlumberger, Ltd.	951	65
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	380	32
Food Products - 0.2%
Mead Johnson Nutrition Co. - Class A	57	4
Health Care Equipment & Supplies - 0.5%
CareFusion Corp. ‡	367	9
Health Care Technology - 3.0%
Allscripts Healthcare Solutions, Inc. ‡	1,664	32
Cerner Corp. ‡	346	21
Hotels, Restaurants & Leisure - 6.1%
Ctrip.com International, Ltd. ADR ‡	864	20
Panera Bread Co. - Class A ‡	171	24
Starbucks Corp.	564	26
Yum! Brands, Inc.	626	37
Internet & Catalog Retail - 3.0%
Amazon.com, Inc. ‡	196	34
NetFlix, Inc. ‡	39	3
priceline.com, Inc. ‡	33	15
Internet Software & Services - 7.9%
Google, Inc. - Class A ‡	195	126
Opentable, Inc. ‡	335	13
IT Services - 9.2%
Accenture PLC - Class A	731	39
Sapient Corp.	2,579	32
Visa, Inc. - Class A	888	91
Media - 2.5%
Comcast Corp. - Class A	756	18
Omnicom Group, Inc.	556	25
Metals & Mining - 1.2%
Molycorp, Inc. ‡	891	21
Multiline Retail - 1.1%
JC Penney Co., Inc.	547	19

	Shares	Value (000’s)
Oil, Gas & Consumable Fuels - 5.5%
Apache Corp.	180	$16
Occidental Petroleum Corp.	486	46
Petroleo Brasileiro SA ADR	1,415	35
Pharmaceuticals - 1.0%
Allergan, Inc.	203	18
Real Estate Management & Development - 1.9%
Brookfield Asset Management, Inc. - Class A	1,213	33
Semiconductors & Semiconductor Equipment - 1.9%
Cavium, Inc. ‡	815	24
Cree, Inc. ‡	425	9
Software - 2.0%
Ariba, Inc. ‡	132	4
Micros Systems, Inc. ‡	206	10
Oracle Corp.	840	21
Specialty Retail - 1.1%
CarMax, Inc. ‡	642	20

Total Common Stocks (cost $1,709)		1,711

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 7.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $127 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, and with a value of $130.	$127	127
Total Repurchase Agreement (cost $127)

Total Investment Securities (cost $1,836)		1,838
Other Assets and Liabilities - Net		(85)

Net Assets		$1,753

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $1,851. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $72 and $85, respectively. Net unrealized depreciation for tax purposes is $13.

DEFINITION :

ADR         American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$1,611	$100	$—	$1,711
Repurchase Agreement	—	127	—	127

Total	$1,611	$227	$—	$1,838

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,709)	$1,711
Repurchase agreement, at value (cost: $127)	127
Receivables:
Shares sold	4
Dividends	1
Due from advisor	1

	1,844

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	74
Custody fees	7
Audit and tax fees	10
Fund shares redeemed	—	(A)
Administration fees	—	(A)
Distribution fees	—	(A)
Transfer agent fees	—	(A)
Other	—	(A)

	91

Net assets	$1,753

Net assets consist of:
Capital stock ($.01 par value)	$1
Additional paid-in capital	1,783
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss) from investment securities	(33)
Net unrealized appreciation (depreciation) on:
Investment securities	2

Net assets	$1,753

Shares outstanding	189
Net asset value and offering price per share	$9.28

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the period ended December 31, 2011(A)

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on for foreign dividends of $—(B))	$7
Interest income	—	(B)

	7

Expenses:
Management and advisory	5
Distribution and service	2
Printing and shareholder reports	1
Custody	18
Administration	—	(B)
Legal	—	(B)
Audit and tax	14
Trustees	—	(B)
Transfer agent	—	(B)
Other	—	(B)

Total expenses	40

Less waiver/reimbursement	(32)

Net expenses	8

Net investment loss	(1)

Net realized gain (loss) on transactions from:
Investment securities	(33)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	2

Net realized and unrealized loss	(31)

Net decrease in net assets resulting from operations	$(32)

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011 (A)
From operations:
Net investment loss	$(1)
Net realized gain (loss) from investment securities	(33)
Change in net unrealized appreciation (depreciation) on investment securities	2

Net decrease in net assets resulting from operations	(32)

Capital share transactions:
Proceeds from shares sold	1,905
Cost of shares redeemed	(120)

Net increase in net assets from capital shares transactions	1,785

Net increase in net assets	1,753
Net assets:

Beginning of period	—
End of period	$1,753

Accumulated net investment loss	$—

Share activity:
Shares issued	202
Shares redeemed	(13)

Net increase (decrease) in shares outstanding	189

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period	Service Class May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(B)	(0.01)
Net realized and unrealized gain	(0.71)

Total operations	(0.72)

Net asset value
End of period	$9.28

Total return(C)	(7.20	%)(D)
Net assets end of year (000’s)	$1,753
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.30	%(E)
Before reimbursement/fee waiver	6.50	%(E)
Net investment loss, to average net assets	(0.21	%)(E)
Portfolio turnover rate	39	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Large Cap Growth VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers one class of shares; Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$116	6.62%

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.80% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.05% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011	$32	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25% .

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$2,128
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	387
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, distribution, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (accumulated) net investment income (loss)	1
Undistributed (accumulated) net realized gain (loss) from investment securities	—

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 18	Short-Term Indefinitely

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$—

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(18)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(13)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Large Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Large Cap Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Large Cap Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Large Cap Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

(unaudited)

MARKET ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having our own share of economic issues, the U.S., rather remarkably, saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention; and rightly so.

Despite the year’s angst, 2011 did end with a bang. After falling precipitously during the 3rd quarter, the U.S. equity markets, soothed by increasingly aggressive liquidity measures undertaken by the European Central Bank, made an abrupt about-face the first week of October and provided investors with a much welcomed rally into year-end. For the quarter, the Standard & Poor’s 500® Index (“S&P 500”) increased 11.82% . This strong advance took the index into positive territory for the year, finishing 2011 with a modest 2.11% gain (including dividends). However, while the rally was impressive in size, the path through the quarter was anything but smooth.

Behind 2011’s market volatility was the now very familiar European debt crisis. Adding to the confusion was frequently oscillating U.S. economic data which appeared to reverse course every time a pattern was seemingly established. Overall, U.S. economic data releases did end 2011 on an increasingly encouraging note, pushing the threat of an imminent U.S. recession off the table for now.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica Madison Moderate Growth Allocation VP, Service Class returned (4.50)% . By comparison, its primary and secondary benchmarks, the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Transamerica Madison Moderate Growth Allocation VP Blended Benchmark, returned (7.78)%, 6.04%, and (4.45)%, respectively.

STRATEGY REVIEW

Our equity portfolios are maintaining their U.S. centric posture. We believe that the economic fallout from the European debt crisis in Europe is generally underappreciated by the financial markets. We note that many emerging economies, including China, have historically benefitted from significant trade and credit flows with the Euro region. These flows are likely to be curtailed while European governments and especially (highly leveraged) European banks institute broad austerity and deleveraging measures respectively in response to the debt crisis. In 2011, emerging market equities declined 18.37%, as represented by the Morgan Stanley Capital International Emerging Markets index, underperforming the Morgan Stanley Capital International-Europe, Australasia, Far East Index which fell 11.73% . We are pleased to report that our portfolios held negligible emerging market equity allocations in 2011. Long-term, we are still attracted to the asset class; however, our intention is to wait until the European debt crisis more fully unfolds before committing significant allocations to emerging market equities.

Our current view is that consensus expectations for non-U.S. global economic growth will not be met in 2012. This “disappointment” could generally lead to subpar results for riskier non-U.S. asset classes over the coming quarters. On the other hand, we also believe that U.S. corporate profits, produced by our countries sizeable stable of well-managed publicly-traded corporations, are likely to remain relatively resilient in an increasingly growth challenged global macroeconomic environment. We also take great comfort from the still vital and prosperous economic environment that the United States matter-of-factly holds. Our economic freedoms, rule of law, open and transparent financial accounting standards, world-class universities, favorable geography (natural resources), unparalleled distribution networks, and constructive demographics are, taken together, uniquely advantageous factors that should enable the U.S. to remain as an economic super-power for years, if not decades, to come. These perspectives underscore the basis for our still favorable focus on U.S. asset classes relative to most other foreign-based asset classes.

David Hottmann, CFA

Patrick Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Service Class	(4.50)%	05/01/2011
Barclays Capital U.S. Aggregate Bond*	6.04%
Russell 3000®*	(7.78)%
Transamerica Madison Moderate Growth Allocation VP Blended Benchmark*	(4.45)%

NOTES

*

The Transamerica Madison Moderate Growth Allocation VP Blended Benchmark is composed of the following benchmarks: Russell 1000® Index 49%, Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 35%, Morgan Stanley Capital International-Europe, Australasia, Far East Index 13%, and Russell 2000® Index 3%. The Russell 3000® Index (“Russell 3000®”), the Barclays Capital U.S. Aggregate Bond, and the Transamerica Madison Moderate Growth Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Madison Moderate Growth Allocation VP Service Class	$1,000.00	$964.60	$2.97	$1,022.18	$3.06	0.60%

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Capital Markets	78.0%
Tactical and Specialty	11.3
Bonds	8.6
Global/International Stocks	2.9
Repurchase Agreement	0.5
Other Assets and Liabilities - Net	(1.3)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES – 100.8%
Bonds - 8.6%
Transamerica PIMCO Total Return VP	7,787	$91
Capital Markets - 78.0%
Madison Mosaic Disciplined Equity Fund ¯	7,577	96
Madison Mosaic Institutional Bond Fund ¯	16,545	185
MEMBERS Bond Fund ¯	16,380	175
MEMBERS Equity Income Fund ¯	5,011	48
MEMBERS Large Cap Growth Fund ¯	3,700	58
MEMBERS Large Cap Value Fund ¯	7,409	93
MEMBERS Mid Cap Fund ¯	5,719	39
Transamerica JPMorgan Enhanced Index VP	8,301	98
Transamerica Systematic Small/Mid Cap Value VP	479	10
Vanguard FTSE All-World Ex-US ETF	735	29
Global/International Stocks - 2.9%
Transamerica Thornburg International Value p	3,931	31
Tactical and Specialty - 11.3%
Transamerica Loomis Sayles Bond p	12,652	120

Total Investment Companies (cost $1,078)		1,073

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $5 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $5.	$5	$5
Total Repurchase Agreement (cost $5)

Total Investment Securities (cost $1,083)		1,078
Other Assets and Liabilities - Net		(14)

Net Assets		$1,064

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

The portfolio invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
¯	The portfolio is affiliated with the sub-adviser of the fund.
p	The portfolio invests its assets in the Class I2 shares of the affiliated Transamerica Funds.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $1,098. Aggregate gross unrealized depreciation for all securities in which there is an excess of value over tax cost is $20.

DEFINITION:

ETF	Exchange-Traded Fund

VALUATION SUMMARY (all amounts in thousands):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$1,073	$—	$—	$1,073
Repurchase Agreements	—	5	—	5

Total	$1,073	$5	$—	$1,078

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies, at value (cost: $360)	$350
Investment in non affiliated investment companies, at value (cost: $718)	723
Repurchase agreement, at value (cost: $5)	5
Receivables:
Dividends	1

	1,079

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1
Management and advisory fees	—	(A)
Audit and tax fees	11
Custody fees	3
Fund shares redeemed	—	(A)
Administration fees	—	(A)
Transfer agent fees	—	(A)
Distribution fees	—	(A)
Other	—	(A)

	15

Net assets	$1,064

Net assets consist of:
Capital stock ($.01 par value)	$1
Additional paid-in capital	1,060
Undistributed (accumulated) net investment income (loss)	12
Undistributed (accumulated) net realized gain (loss) from investments in investment companies	(4)
Net unrealized appreciation (depreciation) on investments in investment companies	(5)

Net assets	$1,064

Shares outstanding	111
Net asset value and offering price per share	$9.55

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the period ended December 31, 2011(A)

(all amounts in thousands)

Investment income:
Dividend income from investment companies	$13
Interest income	—	(B)

	13

Expenses:
Management and advisory	—	(B)
Distribution and service	1
Printing and shareholder reports	1
Custody	7
Administration	—	(B)
Legal	—	(B)
Audit and tax	14
Trustees	—	(B)
Transfer agent	—	(B)

Total expenses	23

Less waiver/reimbursement	(22)

Net expenses	1

Net investment income	12

Net realized gain (loss) from:
Investment companies	(15)
Distributions from investments in investment companies	11

	(4)

Net decrease in unrealized appreciation
(depreciation) on:
Investments in investment companies	(5)

Net realized and unrealized loss on investments in investment companies	(9)

Net increase in net assets resulting from operations	$3

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31, 2011(A)
From operations:
Net investment income	$12
Net realized loss from investment in and distributions from investment companies	(4)
Change in net unrealized appreciation (depreciation) on investments in investment companies	(5)

Net increase in net assets resulting from operations	3

Capital share transactions:
Proceeds from shares sold	1,074
Cost of shares redeemed	(13)

Net increase in net assets resulting from capital shares transactions	1,061

Net increase in net assets	1,064

Net assets:
Beginning of period	—

End of year	$1,064

Undistributed net investment income	$12

Share activity:
Shares issued	113
Shares redeemed	(2)

Net increase (decrease) in shares outstanding	111

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2011(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(B),(C)	0.30
Net realized and unrealized loss	(0.75)

Total operations	(0.45)

Net asset value
End of year	$9.55

Total return(D)	(4.50	)%(E)
Net assets end of year (000’s)	$1,064
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.60	%(G)
Before reimbursement/fee waiver	9.28	%(G)
Net investment income, to average net assets(C)	4.74	%(G)
Portfolio turnover rate(H)	40	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.
(D)	Total Return reflects all fund expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the affiliated investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the underlying affiliated funds.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Moderate Growth Allocation VP (the “Fund”) commenced operations on May 1, 2011. The Fund is part of TST.

The Fund currently offers one class of shares; a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

At the commencement of operations, TAM invested in the Fund. As of December 31, 2011, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$119	11.18%

The table below shows the Fund’s transactions in and earnings from investments in affiliates of TAM for the period ended December 31, 2011:

Beginning Balance	Purchases at Cost	Proceeds from (Sales)	Unrealized Appreciation (Depreciation)	Market Value 12/31/2011	Percent of Net Assets	Dividend Income	Net Capital and Realized Gain
$—	$424	$(64)	$(10)	$350	32.90%	$7	$2

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.15% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.35% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

During the period ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$22	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25% .

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$1,269
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	177
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—	(A)
Undistributed (accumulated) net investment income (loss)	—	(A)
Undistributed (accumulated) net realized gain (loss) from investment securities	—

(A)	Amount rounds to less than $1.

The Fund does not have capital loss carryforwards available to offset future realized gains.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$13

Undistributed Long-term Capital Gain	10

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(20)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.
In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Moderate Growth Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Moderate Growth Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Moderate Growth Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Madison Moderate Growth Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

Early in the period, the U.S. Federal Reserve (“the Fed”) responded to weak economic growth by loosening monetary policy further. More Quantitative Easing (“QE2”) by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

PERFORMANCE

For the year ended December 31, 2011, Transamerica MFS International Equity VP, Initial Class returned (10.06)% . By comparison, its benchmark, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”) returned (11.73)% ..

STRATEGY REVIEW

Stock selection in the basic materials sector was the primary driver of performance relative to the MSCI-EAFE. A key factor for positive relative results within this sector was the fund’s holding of industrial gas supplier Linde AG (Germany), which outperformed the benchmark during the period.

Stock selection in the technology sector was another positive factor for relative performance. Shares of strong-performing South Korean microchip and electronics manufacturer Samsung Electronics Co., Ltd. and semiconductor manufacturer Taiwan Semiconductor Manufacturing Co., Ltd. were among the fund’s top relative contributors.

Stock selection in the transportation sector also boosted relative returns. Within this sector, the fund’s holdings of strong-performing railroad company Canadian National Railway Co. contributed to relative results.

Elsewhere, the fund’s holdings of convenience store chain Lawson, Inc. (Japan), alcoholic drink producer Diageo PLC (United Kingdom), medical device manufacturer Synthes, Inc. (United States), pharmaceutical company Merck KGaA (Germany), oil and gas exploration company INPEX Corp. (Japan), and telecommunications service provider China Unicom Ltd. (Hong Kong) contributed to relative performance as all six stocks outperformed the benchmark over the reporting period.

Stock selection in the special products & services sector detracted from relative performance. The fund’s holdings of human resources and employment services provider Randstad Holdings NV (Netherlands) and technology consulting firm Infosys, Ltd. (India) were among the fund’s top relative detractors.

An underweight position in the energy sector also held back relative results. There were no significant individual detractors within this sector for the reporting period.

Elsewhere, holdings of weak-performing banking and treasury management firm ICICI Bank, Ltd. (India), Hong Kong-headquartered retailer Esprit Holdings, electronics maker High Tech Computer Corp. (Taiwan), and French electrical distribution equipment manufacturer Schneider Electric SA held back relative performance. Not holding voice and data communications services company Vodafone Group (United Kingdom), U.K.-based pharmaceutical firm GlaxoSmithKline, tobacco distributor British American Tobacco (United Kingdom), and global consumer products provider Unilever (United Kingdom) also hampered relative performance.

During the reporting period, the fund’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Daniel Ling

Marcus L. Smith

Co-Portfolio Managers

MFS® Investment Management

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(10.06)%	(1.41)%	3.86%	01/02/1997
MSCI-EAFE*	(11.73)%	(4.26)%	5.12%
Service Class	(10.22)%	(1.67)%	7.28%	05/01/2003

NOTES

*	The Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica MFS International Equity VP
Initial Class	$1,000.00	$841.80	$4.92	$1,019.86	$5.40	1.06%
Service Class	1,000.00	841.90	6.08	1,018.60	6.67	1.31

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.7%
Securities Lending Collateral	7.2
Other Assets and Liabilities - Net	(6.9)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.7%
Australia - 2.4%
QBE Insurance Group, Ltd.	160,732	$2,129
Westpac Banking Corp. ^	107,190	2,193
Austria - 0.1%
Erste Group Bank AG	6,144	108
Bermuda - 1.3%
Li & Fung, Ltd.	1,256,000	2,322
Brazil - 1.4%
BM&FBovespa SA	222,000	1,166
Tim Participacoes SA ADR ^	48,080	1,240
Canada - 2.5%
Canadian National Railway Co.	57,050	4,482
Czech Republic - 0.9%
Komercni Banka AS	9,611	1,620
France - 12.1%
Air Liquide SA	29,456	3,644
Dassault Systemes SA ^	12,669	1,015
Groupe Danone SA	58,411	3,672
Legrand SA	61,646	1,983
LVMH Moet Hennessy Louis Vuitton SA	29,228	4,139
Pernod-Ricard SA ^	34,636	3,212
Schneider Electric SA	69,129	3,639
Germany - 11.4%
Bayer AG	51,495	3,292
Beiersdorf AG	61,660	3,497
Deutsche Boerse AG ‡	25,575	1,341
Linde AG	43,881	6,529
Merck KGaA	22,323	2,226
SAP AG	53,830	2,846
Hong Kong - 2.4%
AIA Group, Ltd.	489,000	1,527
China Unicom, Ltd.	876,000	1,845
CNOOC, Ltd.	518,000	908
India - 1.9%
ICICI Bank, Ltd. ADR	79,910	2,112
Infosys, Ltd. ADR ^	22,550	1,159
Japan - 13.0%
Canon, Inc.	76,800	3,402
Denso Corp. ^	84,000	2,320
Fanuc Corp.	15,500	2,372
Honda Motor Co., Ltd. ^	65,000	1,983
Hoya Corp.	94,800	2,042
INPEX Corp.	537	3,384
Lawson, Inc. ^	58,800	3,670
Shin-Etsu Chemical Co., Ltd.	79,100	3,896
Jersey, Channel Islands - 1.7%
WPP PLC	283,731	2,976
Korea, Republic of - 2.0%
Samsung Electronics Co., Ltd.	3,952	3,635
Netherlands - 7.8%
Akzo Nobel NV	56,076	2,711
Heineken NV	109,667	5,077
ING Groep NV ‡	444,483	3,199
Randstad Holding NV	72,385	2,141
Wolters Kluwer NV	52,689	911
Singapore - 0.8%
Keppel Corp., Ltd. ^	75,200	539
Singapore Telecommunications, Ltd.	340,700	812
South Africa - 0.9%
MTN Group, Ltd.	88,408	1,575
Spain - 2.9%
Amadeus IT Holding SA - Class A	133,873	2,171
Banco Santander SA	268,235	2,038
Red Electrica Corp. SA ^	19,476	833

	Shares	Value (000’s)
Sweden - 0.9%
Hennes & Mauritz AB - Class B	44,420	$1,428
Svenska Cellulosa AB - Class B	15,942	236
Switzerland - 11.2%
Cie Financiere Richemont SA	21,493	1,087
Givaudan SA ‡	1,527	1,455
Julius Baer Group, Ltd. ‡	93,522	3,658
Nestle SA	95,564	5,494
Roche Holding AG	22,208	3,764
Sonova Holding AG ‡	11,559	1,209
Swiss Re AG ‡	22,523	1,148
UBS AG ‡	204,206	2,431
Taiwan - 2.8%
High Tech Computer Corp.	42,550	698
Hon Hai Precision Industry Co., Ltd.	518,900	1,421
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	212,987	2,750
United Kingdom - 18.8%
Barclays PLC	279,987	766
BG Group PLC	71,223	1,523
Burberry Group PLC	53,265	980
Compass Group PLC	328,400	3,116
Diageo PLC	187,285	4,091
Hays PLC	670,661	668
HSBC Holdings PLC	719,530	5,487
Reckitt Benckiser Group PLC	49,065	2,423
Rio Tinto PLC	48,030	2,331
Royal Dutch Shell PLC - Class A	102,351	3,768
Smiths Group PLC	112,717	1,602
Standard Chartered PLC	145,927	3,193
Tesco PLC	513,845	3,220
United States - 0.5%
Synthes, Inc. - 144A	5,437	912

Total Common Stocks (cost $179,716)		176,392

SECURITIES LENDING COLLATERAL - 7.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	12,718,611	12,719
Total Securities Lending Collateral (cost $12,719)

Total Investment Securities (cost $192,435)		189,111
Other Assets and Liabilities - Net		(12,171)

Net Assets		$176,940

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value (000’s)
Chemicals	9.6%	$18,234
Commercial Banks	9.3	17,516
Beverages	6.5	12,380
Oil, Gas & Consumable Fuels	5.1	9,583
Pharmaceuticals	4.9	9,282
Food Products	4.8	9,166
Food & Staples Retailing	3.6	6,890
Semiconductors & Semiconductor Equipment	3.4	6,385
Textiles, Apparel & Luxury Goods	3.3	6,206
Capital Markets	3.2	6,089
Diversified Financial Services	3.0	5,706
Electrical Equipment	3.0	5,622
Insurance	2.5	4,804
Road & Rail	2.4	4,482
Media	2.1	3,887
Software	2.0	3,861
Personal Products	1.9	3,497
Electronic Equipment & Instruments	1.8	3,463
Office Electronics	1.8	3,403
IT Services	1.8	3,331
Hotels, Restaurants & Leisure	1.7	3,116
Wireless Telecommunication Services	1.5	2,815
Professional Services	1.5	2,809
Diversified Telecommunication Services	1.4	2,657
Household Products	1.3	2,423
Machinery	1.3	2,372
Metals & Mining	1.2	2,331
Distributors	1.2	2,322
Auto Components	1.2	2,320
Industrial Conglomerates	1.1	2,141
Health Care Equipment & Supplies	1.1	2,121
Automobiles	1.1	1,983
Specialty Retail	0.8	1,428
Electric Utilities	0.4	833
Communications Equipment	0.4	698
Paper & Forest Products	0.1	236

Investment Securities, at Value	93.3	176,392
Short-Term Investments	6.7	12,719

Total Investments	100.0%	$189,111

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $12,140.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $195,106. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $14,696 and $20,691, respectively. Net unrealized depreciation for tax purposes is $5,995.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $912, or 0.52%, of the fund’s net assets.
ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$10,122	$166,270	$—	$176,392
Securities Lending Collateral	12,719	—	—	12,719

Total	$22,841	$166,270	$—	$189,111

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $192,435) (including securities loaned of $12,140)	$189,111
Receivables:
Investment securities sold	379
Shares sold	88
Securities lending income (net)	7
Dividends	201
Dividend reclaims	519
Prepaid expenses	—	(A)

	190,305

Liabilities:
Due to custodian	313
Accounts payable and accrued liabilities:
Investment securities purchased	52
Shares redeemed	66
Management and advisory fees	135
Distribution and service fees	4
Administration fees	3
Trustees fees	—	(A)
Transfer agent fees	—	(A)
Printing and shareholder reports fees	20
Audit and tax fees	9
Other	44
Collateral for securities on loan	12,719

	13,365

Net assets	$176,940

Net assets consist of:
Capital stock ($.01 par value)	$285
Additional paid-in capital	208,117
Undistributed (accumulated) net investment income (loss)	3,221
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(31,406)
Net unrealized appreciation (depreciation) on:
Investment securities	(3,324)
Translation of assets and liabilities denominated in foreign currencies	47

Net assets	$176,940

Net assets by class:
Initial Class	$156,152
Service Class	20,788
Shares outstanding:
Initial Class	25,124
Service Class	3,388
Net asset value and offering price per share:
Initial Class	$6.22
Service Class	6.14

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $500)	$5,434
Interest income	—	(A)
Securities lending income (net)	171

5,605

Expenses:
Management and advisory	1,824
Distribution and service:
Service Class	54
Printing and shareholder reports	46
Custody	166
Administration	41
Legal	10
Audit and tax	15
Trustees	6
Transfer agent	2
Other	6

Total expenses	2,170

Net investment income	3,435

Net realized gain (loss) on transactions from:
Investment securities	3,458
Foreign currency transactions	(186)

3,272

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(26,815)
Translation of assets and liabilities denominated in foreign currencies	(12)

Change in unrealized appreciation (depreciation)	(26,827)

Net realized and unrealized loss	(23,555)

Net decrease in net assets resulting from operations	$(20,120)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment income	$3,435	$2,602
Net realized gain (loss) from investment securities and foreign currency transactions	3,272	(8,266)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(26,827)	24,090

Net increase (decrease) in net assets resulting from operations	(20,120)	18,426

Distributions to shareholders:
From net investment income:
Initial Class	(2,211)	(2,454)
Service Class	(233)	(204)

Total distributions to shareholders	(2,444)	(2,658)

Capital share transactions:
Proceeds from shares sold:
Initial Class	32,782	25,431
Service Class	11,384	11,815

	44,166	37,246

Dividends and distributions reinvested:
Initial Class	2,211	2,454
Service Class	233	204

	2,444	2,658

Cost of shares redeemed:
Initial Class	(49,627)	(43,075)
Service Class	(8,650)	(6,264)

	(58,277)	(49,339)

Net decrease in net assets from capital shares transactions	(11,667)	(9,435)

Net increase (decrease) in net assets	(34,231)	6,333

Net assets:
Beginning of year	211,171	204,838

End of year	$176,940	$211,171

Undistributed net investment income	$3,221	$2,445

Share activity:
Shares issued:
Initial Class	4,690	3,982
Service Class	1,660	1,866

	6,350	5,848

Shares issued-reinvested from distributions:
Initial Class	347	417
Service Class	37	35

	384	452

Shares redeemed:
Initial Class	(7,117)	(6,956)
Service Class	(1,278)	(1,026)

	(8,395)	(7,982)

Net increase (decrease) in shares outstanding:
Initial Class	(2,080)	(2,557)
Service Class	419	875

	(1,661)	(1,682)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

	Initial Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$7.01	$6.44	$4.98	$8.88	$10.03
Investment operations
Net investment income(A)	0.12	0.09	0.08	0.15	0.18
Net realized and unrealized gain (loss)	(0.82)	0.57	1.53	(3.04)	0.63

Total operations	(0.70)	0.66	1.61	(2.89)	0.81

Distributions
From net investment income	(0.09)	(0.09)	(0.15)	(0.13)	(0.10)
From net realized gains	—	—	—	(0.88)	(1.86)

Total distributions	(0.09)	(0.09)	(0.15)	(1.01)	(1.96)

Net asset value
End of year	$6.22	$7.01	$6.44	$4.98	$8.88

Total return(B)	(10.06%)	10.50%	32.68%	(35.29%)	9.15%
Net assets end of year (000’s)	$156,152	$190,625	$191,514	$167,025	$327,306
Ratio and supplemental data
Expenses to average net assets	1.04%	1.05%	1.08%	1.05%	1.05%
Net investment income, to average net assets	1.72%	1.36%	1.58%	2.03%	1.77%
Portfolio turnover rate	28%	25%	18%	26%	35%

	Service Class Year Ended December 31,
For a share outstanding throughout each period	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$6.92	$6.36	4.92	8.80	9.97
Investment operations
Net investment income(A)	0.10	0.07	0.06	0.12	0.12
Net realized and unrealized gain (loss)	(0.81)	0.57	1.51	(3.01)	0.66

Total operations	(0.71)	0.64	1.57	(2.89)	0.78

Distributions
From net investment income	(0.07)	(0.08)	(0.13)	(0.11)	(0.09)
From net realized gains	—	—	—	(0.88)	(1.86)

Total distributions	(0.07)	(0.08)	(0.13)	(0.99)	(1.95)

Net asset value
End of year	$6.14	$6.92	$6.36	$4.92	$8.80

Total return(B)	(10.22%)	10.30%	32.24%	(35.54%)	8.87%
Net assets end of year (000’s)	$20,788	$20,546	$13,324	$7,656	$14,658
Ratio and supplemental data
Expenses to average net assets	1.29%	1.30%	1.33%	1.30%	1.30%
Net investment income, to average net assets	1.45%	1.06%	1.17%	1.76%	1.27%
Portfolio turnover rate	28%	25%	18%	26%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the valuation summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Asset Management, Inc., the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$7,468	4.22%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.125% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$56,941
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	66,400
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(215)
Undistributed (accumulated) net realized gain (loss) from investment securities	215

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$2,853	December 31, 2016
18,611	December 31, 2017
6,253	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $2,385.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$2,444
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	2,658
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$3,222

Undistributed Long-term Capital Gain	—

Capital Loss Carryforward	(27,717)

Post October Capital Loss Deferral	(1,021)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(5,946)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica MFS International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica MFS International Equity VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica MFS International Equity VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

(unaudited)

MARKET ENVIRONMENT

For 2011, international equities, as represented by the Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI EAFE”), lost 12% (in USD). On a regional basis, U.S. equities led the developed markets, followed by the equity markets of Europe, Asia ex-Japan, and Japan. Emerging markets lagged developed markets. Within the Index, health care, consumer staples, and energy were the best-performing sectors, while utilities, financials, and materials lagged the most.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Morgan Stanley Active International Allocation VP, Initial Class returned (14.29)%. By comparison, its benchmark, the MSCI EAFE, returned (11.73)%.

STRATEGY REVIEW

For the year, the fund underperformed the MSCI EAFE. Detracting from performance were the overweights to materials, industrials and Japan. The underweight allocations to Europe and the U.K. diminished performance as well, but were offset somewhat by sector allocations within the regions. The cash balance, which averaged roughly 4.4% during the year, also cost the fund returns. Contributors to performance were above-benchmark weights in energy, consumer staples and consumer discretionary and a below-benchmark allocation to financials. Forward foreign currency contracts were also generally positive for performance, including the forward foreign currency contracts in the Australian Dollar, Euro and Pound Sterling. The fund also utilizes stock index futures as an additional vehicle to implement the portfolio manager’s macro investment decisions. During 2011, macro investment decisions made with the use of stock index futures resulted in a net realized loss for the fund.

2011 was an agonizing year. After beginning the year with decent positive momentum, the global markets and economy battled the after-effects of Japan’s tragic March earthquake and tsunami, a jarring increase in European bond yields and tightening of bank funding, the U.S. Treasury downgrade and political dysfunction over the debt ceiling, and a sharp fall in Chinese property transactions and in the purchasing managers index (PMI). Rolling Arab revolutions, Libya’s civil war, and the growing anti-business-as-usual overtones of the global Occupy Wall Street movements further dampened confidence. Market volatility shot up sharply in August and remained elevated through year-end. Under a fragile world economy and an extremely heated and highly fractioned political backdrop, investors were whipsawed on the global equity market roller coaster, with violent movements to the upside and downside on the back of political indecision and rapid shifts in sentiment.

As we begin 2012, U.S. equities appear as cheap versus Treasuries as they have been since the 1930s, according to our measures. Global equity valuations appear to be relatively inexpensive for a stable economic environment, in our view, but not discounted enough to withstand disappointment in global growth or policy. As this letter goes to print, the fourth quarter 2011 earnings season is underway. Investors will be listening to corporate expectations for 2012 very carefully and may be subsequently readjusting market multiples.

On balance, we are wary, but not immediately bearish. A potential “gloom-and-doom” scenario is well known and equity allocations in funds ranging from giant pension and sovereign wealth funds to hedge funds are relatively low. Progress in Europe, an easing of the tax/entitlement stalemate in the U.S., signs of a renewal in emerging markets, and improving data points suggesting a moderate economic recovery could cause a major shift from current risk adverse sentiment.

The current cash position in the fund is roughly 6%, which seems prudent to us as political and economic event risk in Europe remains heightened during the first quarter. While we do not neglect the potential for market rallies on the back of reasonable valuations and marginally better economic news, we do note that under the current environment of high levels of debt, skittish investors, limited policy options, as well as a very political year ahead, poor economic and financial market outcomes are quite possible.

Ann D. Thivierge

Portfolio Manager

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(14.29)%	(3.71)%	4.06%	04/08/1991
MSCI-EAFE*	(11.73)%	(4.26)%	5.12%

Service Class	(14.56)%	(3.98)%	6.69%	05/01/2003

NOTES

*	The Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica Morgan Stanley Active International Alloc. VP
Initial Class	$1,000.00	$820.60	$4.91	$1,019.81	$5.45	1.07%
Service Class	1,000.00	819.20	6.05	1,018.55	6.72	1.32

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	76.7%
Repurchase Agreement	20.9
Securities Lending Collateral	5.9
Preferred Stocks	0.3
Convertible Preferred Stocks	0.0 *
Other Assets and Liabilities - Net(A)	(3.8)

Total	100.0%

*	Amount rounds to less than 0.1% or (0.1)%.
(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCK - 0.0%
Mexico - 0.0%
Cemex SAB de CV CPO, 4.00% ▲ ^	112,590	$60
Total Convertible Preferred Stock (cost $119)

PREFERRED STOCKS - 0.3%
Germany - 0.3%
Henkel AG & Co., KGaA, 1.61% ▲	3,799	219
Porsche AG, 1.21% ▲	412	22
RWE AG, 13.71% ▲	172	6
Volkswagen AG, 1.95% ▲	1,241	186
Korea, Republic of - 0.0%
Samsung Electronics Co., Ltd., 0.08% ▲	34	20

Total Preferred Stocks (cost $532)		453

COMMON STOCKS - 76.7%
Australia - 2.6%
AGL Energy, Ltd.	2,134	31
Alumina, Ltd.	22,198	25
Amcor, Ltd.	11,153	83
AMP, Ltd.	5,326	22
Australia & New Zealand Banking Group, Ltd.	28,362	596
BHP Billiton, Ltd.	46,591	1,640
Boral, Ltd.	7,801	29
Brambles, Ltd.	4,207	31
Caltex Australia, Ltd.	1,871	23
Coca-Cola Amatil, Ltd.	2,399	28
Commonwealth Bank of Australia ^	1,130	57
CSL, Ltd.	898	29
CSR, Ltd.	3,390	7
DuluxGroup, Ltd. ^	4,923	15
Echo Entertainment Group, Ltd. ‡	1,690	6
Fortescue Metals Group, Ltd.	18,820	82
Incitec Pivot, Ltd.	23,486	75
Insurance Australia Group, Ltd.	7,404	23
Leighton Holdings, Ltd.	749	15
Lend Lease Corp., Ltd.	2,142	16
Macquarie Group, Ltd.	769	19
National Australia Bank, Ltd.	1,563	37
Newcrest Mining, Ltd.	20,038	607
OneSteel, Ltd.	11,776	8
Orica, Ltd.	4,909	122
Origin Energy, Ltd.	3,969	54
OZ Minerals, Ltd.	4,106	42
QBE Insurance Group, Ltd.	2,678	35
Rio Tinto, Ltd. ^	3,922	242
Santos, Ltd.	2,267	28
Sims Metal Management, Ltd.	2,313	30
Sonic Healthcare, Ltd.	595	7
Stockland REIT	281	1
Suncorp Group, Ltd.	2,605	22
Tabcorp Holdings, Ltd.	1,716	5
Telstra Corp., Ltd.	9,086	31
Transurban Group ^	3,429	20
Treasury Wine Estates, Ltd.	2,879	11
Wesfarmers, Ltd.	1,849	56
Westpac Banking Corp. ^	1,598	33
Woodside Petroleum, Ltd.	2,259	71
Woolworths, Ltd.	4,374	112
Austria - 0.2%
Erste Group Bank AG	2,253	40
OMV AG	1,739	53
Raiffeisen Bank International AG ^	303	8
Telekom Austria AG	12,814	153
Verbund AG ^	2,098	56
Vienna Insurance Group AG	1,049	41
Voestalpine AG	3,603	101

	Shares	Value (000’s)
Belgium - 0.3%
Ageas	3,888	$6
Anheuser-Busch InBev NV	7,927	485
Anheuser-Busch InBev NV - STRIP VVPR ‡	2,616	¿
Belgacom SA	1,345	42
Delhaize Group SA	752	42
Groupe Bruxelles Lambert SA	879	59
Solvay SA - Class A	457	38
UCB SA	1,027	43
Umicore SA	972	40
Bermuda - 0.0%
Noble Group, Ltd. ^	30,545	27
Skyworth Digital Holdings, Ltd.	57	¿
Brazil - 0.1%
All America Latina Logistica SA	4,800	24
Banco do Brasil SA	3,900	50
Perdigao SA ‡	6,940	136
Canada - 1.2%
Agnico-Eagle Mines, Ltd.	2,300	84
Barrick Gold Corp.	13,200	598
Centerra Gold, Inc.	2,300	41
Eldorado Gold Corp.	7,400	102
Franco-Nevada Corp.	1,800	69
Goldcorp, Inc.	10,500	466
IAMGOLD Corp.	5,000	79
Kinross Gold Corp.	15,000	171
New Gold, Inc. ‡	6,000	61
Osisko Mining Corp. ‡	4,600	44
Yamana Gold, Inc. ^	10,200	150
Denmark - 0.5%
A.P. Moller - Maersk A/S - Series B	22	145
DSV A/S	3,219	58
Novo Nordisk A/S - Class B	4,354	500
Novozymes A/S	4,375	135
TDC A/S	649	5
Vestas Wind Systems A/S ‡ ^	1,806	19
Finland - 0.8%
Fortum OYJ	8,536	182
Kesko OYJ - Class B	5,555	187
Kone OYJ - Class B	1,971	102
Metso OYJ	5,417	201
Neste Oil OYJ	1,567	16
Nokia OYJ	74,654	364
Sampo OYJ - Class A	3,528	88
Stora Enso OYJ - Class R	8,720	52
UPM-Kymmene OYJ	7,591	84
Wartsila OYJ Abp	1,553	45
France - 3.0%
Accor SA	942	24
Air Liquide SA	924	114
Alcatel-Lucent ‡ ^	10,087	16
Alstom SA	5,263	160
AtoS	183	8
AXA SA	5,906	77
BNP Paribas SA	4,450	175
Bouygues SA	4,241	134
Capital Gemini SA	662	21
Carrefour SA	3,325	76
Casino Guichard Perrachon SA	535	45
Cie de St-Gobain	1,076	41
Cie Generale de Geophysique-Veritas ‡	4,932	116
Cie Generale des Etablissements Michelin - Class B	280	17
Cie Generale D’optique Essilor International SA	843	60
CNP Assurances	1,779	22
Credit Agricole SA	2,439	14
Dassault Systemes SA	282	23

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
France (continued)
Edenred	942	$23
EDF SA	583	14
Eurazeo NPV	260	9
Fonciere Des Regions REIT	203	13
France Telecom SA	7,102	112
GDF Suez	4,273	117
Gecina SA REIT	164	14
Groupe Danone SA	5,618	353
Hermes International ^	75	22
ICADE REIT ^	200	16
Imerys SA	281	13
Klepierre REIT	755	22
Lafarge SA	3,540	124
Lagardere SCA	888	23
Legrand SA	208	7
L’Oreal SA	297	31
LVMH Moet Hennessy Louis Vuitton SA	263	37
Neopost SA ^	265	18
Pernod-Ricard SA	400	37
Peugeot SA	444	7
PPR SA	535	77
Publicis Groupe SA	650	30
Renault SA	265	9
Safran SA	409	12
Sanofi	7,476	549
Schneider Electric SA	3,395	179
SCOR SE	818	19
Societe BIC SA	261	23
Societe Generale SA	2,593	58
Societe Television Francaise 1	1,568	15
Sodexo	539	39
Suez Environnement Co.	402	5
Technip SA	2,159	203
Thales SA ^	360	11
Total SA	17,161	877
Unibail-Rodamco Se REIT	930	166
Vallourec SA	245	16
Veolia Environnement SA	1,849	20
Vinci SA	2,633	115
Vivendi SA	6,026	132
Germany - 8.0%
Adidas AG	1,965	128
Allianz SE	7,016	672
BASF SE	14,100	984
Bayer AG	19,602	1,253
Bayerische Motoren Werke AG	2,782	186
Beiersdorf AG	4,210	238
Celesio AG	1,188	19
Commerzbank AG ‡ ^	4,437	7
Continental AG ‡	300	19
Daimler AG	7,187	316
Deutsche Bank AG	5,529	211
Deutsche Boerse AG ‡	4,625	242
Deutsche Lufthansa AG	1,636	19
Deutsche Post AG	22,903	352
Deutsche Telekom AG	58,190	668
E.ON AG	37,362	807
Fresenius Medical Care AG & Co., KGaA	4,443	302
Fresenius Se & Co. KGaA	2,788	258
GEA Group AG	660	19
HeidelbergCement AG	2,094	89
Henkel AG & Co., KGaA	4,143	201
Hochtief AG	1,030	60
Infineon Technologies AG	24,714	186
K+S AG	3,760	170
Lanxess AG	2,576	133
Linde AG	2,614	389
MAN SE	116	10
Merck KGaA	289	29

	Shares	Value (000’s)
Germany (continued)
Metro AG	3,465	$126
Muenchener Rueckversicherungs AG	2,870	352
Puma SE	21	6
RWE AG	8,589	302
SAP AG	17,365	918
Siemens AG	17,328	1,658
ThyssenKrupp AG	3,460	79
Volkswagen AG	333	45
Hong Kong - 0.0%
China Merchants Holdings International Co., Ltd.	27	¿
Henderson Land Development Co., Ltd.	82	¿
Hong Kong Exchanges & Clearing, Ltd.	66	1
Indonesia - 0.0%
Adaro Energy PT	45,600	9
Astra International PT	8,500	69
Bank Central Asia PT	52,500	46
Bank Mandiri PT	40,000	30
Bank Negara Indonesia Persero PT	34,500	14
Bank Rakyat Indonesia Persero PT	48,500	36
Bumi Resources PT	79,000	19
Charoen Pokphand Indonesia PT	37,000	9
Gudang Garam	2,500	17
Indo Tambangraya Megah PT	1,900	8
Indocement Tunggal Prakarsa PT	6,500	12
Indofood Sukses Makmur PT	20,000	10
Kalbe Farma PT	22,500	8
Perusahaan Gas Negara PT	46,500	16
Semen Gresik Persero PT	15,500	20
Tambang Batubara Bukit Asam PT	3,500	7
Telekomunikasi Indonesia PT	42,000	33
Unilever Indonesia PT	6,500	13
United Tractors PT	7,621	22
Ireland - 0.0%
CRH PLC ^	569	11
James Hardie Industries SE	5,837	41
Isle of Man - 0.1%
Genting Singapore PLC ‡ ^	103,000	120
Italy - 0.2%
Enel SpA	7,383	30
ENI SpA	8,333	173
Exor SpA	1,746	35
Saipem SpA	3,944	168
Japan - 19.9%
Advantest Corp.	3,300	31
AEON Mall Co., Ltd.	4,800	102
Aisin Seiki Co., Ltd.	6,300	180
Amada Co., Ltd.	4,000	25
Asahi Glass Co., Ltd. ^	12,000	101
Asahi Group Holdings, Ltd. ^	10,400	228
Asahi Kasei Corp.	17,000	102
Astellas Pharma, Inc.	8,300	338
Bank of Kyoto, Ltd. ^	4,000	34
Bank of Yokohama, Ltd.	18,000	85
Benesse Holdings, Inc.	400	19
Bridgestone Corp.	25,300	573
Canon, Inc. ^	12,500	554
Casio Computer Co., Ltd. ^	6,400	39
Central Japan Railway Co.	19	160
Chiba Bank, Ltd. ^	8,000	52
Chubu Electric Power Co., Inc.	2,900	54
Chugai Pharmaceutical Co., Ltd. ^	4,100	68
Citizen Holdings Co., Ltd. ^	6,000	35
Credit Saison Co., Ltd.	1,900	38
DAI Nippon Printing Co., Ltd. ^	5,000	48
Daicel Corp. ^	2,000	12
Daiichi Sankyo Co., Ltd.	26,600	527
Daikin Industries, Ltd.	6,300	174
Daito Trust Construction Co., Ltd.	1,300	111

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Japan (continued)
Daiwa House Industry Co., Ltd.	8,000	$95
Daiwa Securities Group, Inc.	24,000	75
Denki Kagaku Kogyo KK	6,000	22
Denso Corp.	23,300	643
East Japan Railway Co.	4,300	274
Eisai Co., Ltd. ^	4,000	166
FamilyMart Co., Ltd.	2,299	93
Fanuc Corp.	4,400	674
Fast Retailing Co., Ltd.	2,800	510
Fujifilm Holdings Corp.	17,100	405
Fujitsu, Ltd.	68,000	353
Fukuoka Financial Group, Inc.	11,000	46
Furukawa Electric Co., Ltd.	9,000	21
GS Yuasa Corp. ^	9,000	48
Hirose Electric Co., Ltd. ^	600	53
Hisamitsu Pharmaceutical Co., Inc. ^	1,100	47
Hitachi Construction Machinery Co., Ltd. ^	6,000	101
Hitachi, Ltd. ^	43,000	226
Hokuhoku Financial Group, Inc. ^	18,000	35
Honda Motor Co., Ltd. ^	30,000	914
Hoya Corp.	5,200	112
Ibiden Co., Ltd. ^	5,300	105
IHI Corp.	14,000	34
INPEX Corp.	49	309
ITOCHU Corp.	20,000	203
ITOCHU Techno-Solutions Corp. ^	600	27
Japan Real Estate Investment Corp. REIT ^	8	62
Japan Retail Fund Investment Corp. REIT	27	40
Japan Tobacco, Inc.	120	564
JFE Holdings, Inc.	7,300	132
JGC Corp.	15,000	359
Joyo Bank, Ltd. ^	11,000	49
JS Group Corp.	2,400	46
JSR Corp.	2,400	44
JX Holdings, Inc.	30,700	185
Kajima Corp. ^	14,000	43
Kaneka Corp. ^	4,000	21
Kansai Electric Power Co., Inc.	5,200	80
Kawasaki Heavy Industries, Ltd. ^	14,000	35
Kawasaki Kisen Kaisha, Ltd. ^	87,000	157
Keikyu Corp. ^	4,000	36
KEIO Corp. ^	2,000	14
Keyence Corp.	1,720	415
Kintetsu Corp. ^	20,000	78
Kirin Holdings Co., Ltd. ^	17,000	207
Kobe Steel, Ltd.	32,000	49
Komatsu, Ltd.	23,100	541
Konami Corp. ^	2,300	69
Konica Minolta Holdings, Inc.	9,000	67
Kubota Corp. ^	35,000	293
Kuraray Co., Ltd.	5,000	71
Kurita Water Industries, Ltd. ^	800	21
Kyocera Corp.	5,800	465
Kyushu Electric Power Co., Inc.	1,700	24
Mabuchi Motor Co., Ltd. ^	1,600	67
Makita Corp.	2,300	74
Marubeni Corp. ^	21,000	128
Mitsubishi Chemical Holdings Corp. ^	19,500	107
Mitsubishi Corp.	26,200	528
Mitsubishi Electric Corp.	49,000	470
Mitsubishi Estate Co., Ltd.	19,000	284
Mitsubishi Heavy Industries, Ltd.	31,000	132
Mitsubishi Materials Corp.	24,000	65
Mitsubishi Tanabe Pharma Corp.	4,300	68
Mitsubishi UFJ Financial Group, Inc. ^	63,208	269
Mitsui & Co., Ltd.	14,400	224
Mitsui Chemicals, Inc. ^	7,000	21
Mitsui Fudosan Co., Ltd.	13,000	190

	Shares	Value (000’s)
Japan (continued)
Mitsui O.S.K. Lines, Ltd. ^	31,000	$120
Mizuho Financial Group, Inc.	206,300	279
MS&AD Insurance Group Holdings	6,200	115
Murata Manufacturing Co., Ltd. ^	2,600	134
Nabtesco Corp. ^	2,400	44
NEC Corp. ‡	35,000	71
NGK Insulators, Ltd. ^	11,000	131
NGK Spark Plug Co., Ltd.	2,000	25
Nidec Corp. ^	1,200	104
Nikon Corp.	4,500	100
Nintendo Co., Ltd.	2,000	275
Nippon Building Fund, Inc. REIT	10	82
Nippon Electric Glass Co., Ltd.	16,000	158
Nippon Express Co., Ltd.	14,000	55
Nippon Paper Group, Inc. ^	3,300	72
Nippon Sheet Glass Co., Ltd. ^	7,000	13
Nippon Steel Corp. ^	155,000	387
Nippon Telegraph & Telephone Corp.	3,000	153
Nippon Yusen KK ^	16,000	41
Nishi-Nippon City Bank, Ltd.	6,000	17
Nissan Motor Co., Ltd. ^	31,500	283
Nitto Denko Corp. ^	3,100	111
NKSJ Holdings, Inc.	2,500	49
Nomura Holdings, Inc.	29,800	90
Nomura Research Institute, Ltd.	2,000	45
NSK, Ltd.	8,000	52
NTN Corp.	7,000	28
NTT Data Corp.	21	67
NTT DoCoMo, Inc.	47	86
Obayashi Corp.	12,000	53
OJI Paper Co., Ltd. ^	36,000	185
Omron Corp. ^	6,700	135
Ono Pharmaceutical Co., Ltd.	1,400	79
Oracle Corp. Japan	1,000	33
Oriental Land Co., Ltd. ^	800	85
ORIX Corp. ^	270	22
Osaka Gas Co., Ltd.	13,000	51
Otsuka Holdings Co., Ltd.	4,400	124
Panasonic Corp. ^	50,600	431
Resona Holdings, Inc.	3,800	17
ROHM Co., Ltd.	1,900	89
Santen Pharmaceutical Co., Ltd. ^	1,400	58
SBI Holdings, Inc. ^	199	15
Secom Co., Ltd.	1,800	83
Seiko Epson Corp. ^	6,600	88
Sekisui Chemical Co., Ltd.	5,000	41
Sekisui House, Ltd.	12,000	106
Seven & I Holdings Co., Ltd.	13,300	371
Sharp Corp. ^	11,000	96
Shimamura Co., Ltd.	200	20
Shimano, Inc. ^	3,100	151
Shimizu Corp. ^	12,000	50
Shin-Etsu Chemical Co., Ltd.	9,800	483
Shinsei Bank, Ltd.	15,000	16
Shionogi & Co., Ltd.	5,400	69
Shiseido Co., Ltd. ^	8,900	164
Shizuoka Bank, Ltd. ^	8,000	84
Showa Denko KK ^	11,000	22
Showa Shell Sekiyu KK ^	1,400	9
SMC Corp.	1,800	290
Softbank Corp.	20,600	607
Sony Corp.	16,400	294
Stanley Electric Co., Ltd.	5,600	82
Sumitomo Chemical Co., Ltd. ^	19,000	69
Sumitomo Corp.	9,500	129
Sumitomo Electric Industries, Ltd.	5,900	64
Sumitomo Heavy Industries, Ltd.	6,000	35
Sumitomo Metal Industries, Ltd. ^	128,000	233
Sumitomo Metal Mining Co., Ltd.	23,000	296

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Japan (continued)
Sumitomo Mitsui Financial Group, Inc.	12,100	$337
Sumitomo Mitsui Trust Holdings, Inc. ^	81,000	238
Sumitomo Realty & Development Co., Ltd.	6,000	105
Suzuki Motor Corp.	11,000	228
Sysmex Corp. ^	2,500	81
T&D Holdings, Inc.	5,100	48
Taisei Corp.	14,000	35
Takeda Pharmaceutical Co., Ltd.	18,500	812
TDK Corp.	1,800	80
Teijin, Ltd.	14,000	43
Terumo Corp.	6,300	297
THK Co., Ltd. ^	700	14
Tobu Railway Co., Ltd. ^	13,000	66
Tohoku Electric Power Co., Inc. ^	2,500	24
Tokio Marine Holdings, Inc.	12,648	280
Tokyo Electron, Ltd.	4,900	249
Tokyo Gas Co., Ltd.	14,000	65
Tokyu Corp. ^	18,000	89
Tokyu Land Corp.	10,000	38
TonenGeneral Sekiyu KK ^	6,000	66
Toppan Printing Co., Ltd. ^	5,000	37
Toray Industries, Inc. ^	16,000	115
Toshiba Corp. ^	52,000	213
Tosoh Corp.	7,000	19
Toto, Ltd.	6,000	46
Toyo Seikan Kaisha, Ltd.	2,600	35
Toyota Boshoku Corp. ^	4,900	51
Toyota Industries Corp.	1,300	35
Toyota Motor Corp.	20,800	693
Trend Micro, Inc. ^	2,000	60
Uni-Charm Corp. ^	3,900	192
Ushio, Inc.	800	12
West Japan Railway Co.	300	13
Yahoo! Japan Corp. ^	241	78
Yakult Honsha Co., Ltd. ^	3,099	98
Yamada Denki Co., Ltd. ^	1,370	93
Yamaha Corp. ^	1,400	13
Yamato Holdings Co., Ltd.	3,700	62
Yokogawa Electric Corp. ‡ ^	4,100	37
Jersey, Channel Islands - 1.0%
Charter International PLC ^	11,521	169
Experian Group, Ltd.	10,766	147
Petrofac, Ltd.	3,907	87
Randgold Resources, Ltd.	3,708	379
Wolseley PLC	716	24
WPP PLC	75,123	789
Korea, Republic of - 0.3%
Cheil Industries, Inc. ‡	133	12
Daewoo Securities Co., Ltd.	340	3
Doosan Heavy Industries & Construction Co., Ltd. ‡	178	10
E-Mart Co., Ltd. ‡	44	11
GS Engineering & Construction Corp. ‡	115	9
Hana Financial Group, Inc.	350	11
Hynix Semiconductor, Inc. ‡	840	16
Hyundai Engineering & Construction Co., Ltd. ‡	140	9
Hyundai Heavy Industries Co., Ltd. ‡	78	17
Hyundai Mobis ‡	109	28
Hyundai Motor Co. ‡	262	49
Hyundai Steel Co. ‡	140	12
Industrial Bank of Korea ‡	570	6
KB Financial Group, Inc. ‡	660	21
KIA Motors Corp. ‡	390	23
Korea Electric Power Corp. ‡	470	10
Korea Exchange Bank	950	6
KT Corp. ‡	390	12
KT&G Corp. ‡	206	15
LG Chem, Ltd. ‡	82	23

	Shares	Value (000’s)
Korea, Republic of (continued)
LG Corp. ‡	317	$17
LG Display Co., Ltd. ‡	420	9
LG Electronics, Inc. ‡	186	12
Lotte Shopping Co., Ltd. ‡	24	7
NHN Corp. ‡	78	14
OCI Co., Ltd. ‡	33	6
POSCO	110	36
Samsung C&T Corp. ‡	272	16
Samsung Electro-Mechanics Co., Ltd. ‡	108	7
Samsung Electronics Co., Ltd.	691	636
Samsung Engineering Co., Ltd. ‡	66	12
Samsung Fire & Marine Insurance Co., Ltd.	71	13
Samsung Heavy Industries Co., Ltd. ‡	420	10
Samsung SDI Co., Ltd. ‡	67	8
Samsung Securities Co., Ltd.	133	6
Samsung Techwin Co., Ltd. ‡	72	3
Shinhan Financial Group Co., Ltd. ‡	730	25
Shinsegae Co., Ltd. ‡	15	3
SK Innovation Co., Ltd. ‡	118	15
SK Telecom Co., Ltd.	92	11
S-Oil Corp.	130	11
Woori Finance Holdings Co., Ltd. ‡	440	4
Luxembourg - 0.4%
ArcelorMittal	4,713	86
Oriflame Cosmetics SA ^	5,221	165
Subsea 7 SA ‡	4,131	77
Tenaris SA ^	10,841	200
Mauritius - 0.0%
Golden Agri-Resources, Ltd.	85,626	47
Mexico - 0.8%
America Movil SAB de CV - Series L	389,800	441
Fomento Economico Mexicano SAB de CV	22,000	154
Grupo Bimbo SAB de CV - Series A ^	16,800	34
Grupo Carso SA de CV - Series A1 ^	9,100	22
Grupo Elektra SA de CV	965	97
Grupo Financiero Banorte SAB de CV - Class O ^	16,247	49
Grupo Financiero Inbursa SA - Class O ^	20,800	38
Grupo Mexico SAB de CV - Series B	41,672	110
Grupo Modelo SAB de CV - Series C	7,100	45
Grupo Televisa SAB - Series CPO	22,000	93
Industrias Penoles SAB de CV	1,155	51
Inmuebles Carso SAB de CV - Class B1 ‡ ^	9,100	7
Kimberly-Clark de Mexico SAB de CV - Class A	5,600	30
Minera Frisco SAB de CV ‡	9,100	33
Wal-Mart de Mexico SAB de CV - Series V	55,100	151
Netherlands - 2.3%
Akzo Nobel NV	2,972	144
ASML Holding NV	5,684	239
Corio NV REIT	665	29
European Aeronautic Defence and Space Co., NV	975	30
Fugro NV	995	58
Heineken NV	8,916	413
ING Groep NV ‡	46,549	336
Koninklijke Ahold NV	12,589	170
Koninklijke DSM NV	1,354	63
Koninklijke KPN NV	19,692	236
Koninklijke Philips Electronics NV	14,557	307
Reed Elsevier NV	9,822	114
SBM Offshore NV	2,515	52
STMicroelectronics NV	3,649	22
TNT Express NV	12,112	91
Unilever NV	22,382	770
Wolters Kluwer NV	6,282	109

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Norway - 1.1%
Aker Solutions ASA	2,440	$26
DNB ASA	12,414	122
Norsk Hydro ASA	13,042	60
Orkla ASA	9,700	72
Statoil ASA	16,881	433
Telenor ASA	40,176	659
Yara International ASA	10,186	409
Philippines - 1.0%
Aboitiz Equity Ventures, Inc.	108,000	99
Aboitiz Power Corp.	93,300	64
Alliance Global Group, Inc.	206,100	49
Ayala Corp.	11,316	80
Ayala Land, Inc.	271,600	94
Bank of The Philippine Islands	91,800	116
Energy Development Corp.	395,000	57
Manila Electric Co.	14,550	82
Metropolitan Bank & Trust	54,100	84
Philippine Long Distance Telephone Co.	2,410	140
SM Investments Corp.	9,450	126
SM Prime Holdings, Inc.	273,000	83
Russian Federation - 0.2%
Gazprom OAO ADR	19,017	203
Lukoil OAO ADR	1,991	106
MMC Norilsk Nickel OJSC ADR	4,809	74
Mobile Telesystems OJSC ADR ^	1,850	27
Novatek OAO GDR	320	40
Rosneft Oil Co. GDR	6,307	42
Surgutneftegas OJSC ADR	6,100	48
Tatneft ADR	1,533	45
VTB Bank OJSC GDR ^	10,861	39
Singapore - 1.2%
Ascendas Real Estate Investment Trust	16,000	23
Bank Danamon	13,500	6
Capitaland, Ltd.	35,000	60
CapitaMall Trust REIT	31,000	41
City Developments, Ltd. ^	8,000	55
ComfortDelgro Corp., Ltd.	25,000	27
DBS Group Holdings, Ltd.	30,000	266
Fraser and Neave, Ltd.	16,000	76
Keppel Corp., Ltd.	22,000	158
Olam International, Ltd.	7,000	11
Oversea-Chinese Banking Corp.	56,000	338
SembCorp Industries, Ltd.	16,000	50
SembCorp Marine, Ltd. ^	11,000	32
Singapore Airlines, Ltd. ^	7,003	56
Singapore Airlines, Ltd. - Singapore Exchange	3,000	23
Singapore Exchange, Ltd.	9,000	43
Singapore Press Holdings, Ltd. ^	11,000	31
Singapore Technologies Engineering, Ltd. ^	19,000	39
Singapore Telecommunications, Ltd.	111,000	264
United Overseas Bank, Ltd.	25,000	294
Wilmar International, Ltd. ^	16,000	62
Spain - 0.2%
Abertis Infraestructuras SA	612	10
Distribuidora Internacional de Alimentacion SA ‡	4,799	22
Iberdrola SA	4,652	29
Inditex SA	878	72
Repsol YPF SA	3,348	103
Telefonica SA	9,554	166
Sweden - 2.6%
Alfa Laval AB	2,809	53
ASSA Abloy AB - Series B	3,247	81
Atlas Copco AB - Class A	7,796	168
Atlas Copco AB - Class B	5,031	96
Electrolux AB - Series B	1,013	16
Getinge AB - Class B	6,266	159
Hennes & Mauritz AB - Class B	15,656	503

	Shares	Value (000’s)
Sweden (continued)
Holmen AB - Class B	875	$25
Husqvarna AB - Class B	1,013	5
Investor AB - Class B	9,506	177
Lundin Petroleum AB ‡	3,350	82
Nordea Bank AB	36,811	285
Sandvik AB	12,622	155
Scania AB - Class B	637	9
Skanska AB - Class B	13,862	230
SKF AB - Class B	2,933	62
SSAB AB - Series A ^	2,976	26
Svenska Cellulosa AB - Class B	8,303	123
Svenska Handelsbanken AB - Class A	10,392	273
Swedish Match AB	5,828	207
Tele2 AB - Class B	2,429	47
Telefonaktiebolaget LM Ericsson - Class B	77,106	789
TeliaSonera AB	29,625	201
Volvo AB - Class A	4,921	54
Volvo AB - Class B	12,360	135
Switzerland - 9.2%
ABB, Ltd. ‡	48,343	909
Baloise Holding AG	583	40
Cie Financiere Richemont SA	2,645	135
Credit Suisse Group AG ‡	8,420	198
GAM Holding, Ltd. ‡	5,553	60
Geberit AG ‡	391	75
Givaudan SA ‡	77	73
Holcim, Ltd. ‡	2,848	152
Julius Baer Group, Ltd. ‡	3,217	126
Logitech International SA ‡ ^	4,646	36
Lonza Group AG ‡	465	27
Nestle SA	95,923	5,514
Novartis AG	37,222	2,127
Pargesa Holding SA (Bearer Shares)	91	6
Roche Holding AG	10,141	1,718
Schindler Holding AG	1,085	126
Straumann Holding AG	646	111
Swatch Group AG - BR	161	60
Swatch Group AG - Reg	316	21
Swiss Life Holding AG ‡	340	31
Swiss Re AG ‡	4,678	238
Swisscom AG	398	151
Syngenta AG ‡	2,703	791
Transocean, Ltd.	710	27
UBS AG ‡	28,434	337
Zurich Financial Services AG ‡	1,290	292
Thailand - 0.3%
Bangkok Bank PCL	8,300	40
Bangkok Bank PCL - Foreign Reg	15,000	78
Bank of Ayudhya PCL	33,300	23
Kasikornbank PCL	10,500	41
Kasikornbank PCL - Foreign	20,600	81
Krung Thai Bank PCL	46,200	22
Siam Commercial Bank PCL	26,900	98
United Kingdom - 18.9%
3i Group PLC	7,285	20
Admiral Group PLC	1,611	21
Aggreko PLC	19,976	626
AMEC PLC	4,984	70
Anglo American PLC	20,361	752
ARM Holdings PLC	45,619	419
AstraZeneca PLC	21,920	1,013
Aviva PLC	21,024	98
BAE Systems PLC	31,283	139
Balfour Beatty PLC	24,763	102
Barclays PLC	61,621	168
BG Group PLC	51,323	1,097
BHP Billiton PLC	15,803	461
BP PLC	211,630	1,513
British American Tobacco PLC	27,584	1,309

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
United Kingdom (continued)
British Land Co., PLC REIT	12,702	$91
British Sky Broadcasting Group PLC	39,197	446
BT Group PLC - Class A	129,893	385
Bunzl PLC	3,756	52
Burberry Group PLC	1,791	33
Cairn Energy PLC ‡	3,967	16
Capital Group PLC	2,500	24
Capital Shopping Centres Group PLC REIT	7,089	34
Carnival PLC	3,553	117
Centrica PLC	39,192	176
Cobham PLC	10,046	29
Compass Group PLC	34,920	331
Diageo PLC	34,493	753
FirstGroup PLC	8,509	45
Fresnillo PLC	574	14
GlaxoSmithKline PLC	74,749	1,708
Group 4 Securicor PLC	3,563	15
Hammerson PLC REIT	10,178	57
Home Retail Group PLC	9,755	13
HSBC Holdings PLC	204,804	1,561
Imperial Tobacco Group PLC	10,732	406
Intercontinental Hotels Group PLC	6,239	112
International Power PLC	6,163	32
Invensys PLC	4,549	15
Investec PLC	2,084	11
J. Sainsbury PLC	13,931	66
Johnson Matthey PLC	2,068	59
Kingfisher PLC	15,104	59
Land Securities Group PLC REIT	11,800	116
Legal & General Group PLC	55,653	89
Lloyds TSB Group PLC ‡	86,604	35
Man Group PLC	24,062	47
Marks & Spencer Group PLC	20,060	97
National Grid PLC	44,652	433
Next PLC	3,188	135
Old Mutual PLC	52,654	111
Pearson PLC	15,074	283
Prudential PLC	18,679	185
Reckitt Benckiser Group PLC	8,433	417
Reed Elsevier PLC	21,593	174
Rexam PLC	5,630	31
Rio Tinto PLC	19,012	923
Rolls-Royce Holdings PLC ‡	16,700	194
Royal & Sun Alliance Insurance Group PLC	30,170	49
Royal Bank of Scotland Group PLC ‡	174,290	55
Royal Dutch Shell PLC - Class A	60,541	2,229
Royal Dutch Shell PLC - Class B	41,690	1,589
SABMiller PLC	14,691	517

	Shares	Value (000’s)
United Kingdom (continued)
Sage Group PLC	21,458	$98
Schroders PLC	1,454	30
Segro PLC REIT	11,057	36
Severn Trent PLC	6,393	149
Smith & Nephew PLC	19,976	194
Smiths Group PLC	3,595	51
SSE PLC	19,557	393
Standard Chartered PLC	30,104	658
Standard Life PLC	16,102	52
Tesco PLC	86,244	539
Tullow Oil PLC	1,593	35
Unilever PLC	15,015	504
United Utilities Group PLC	1,614	15
Vodafone Group PLC	822,252	2,285
Whitbread PLC	3,537	86
Xstrata PLC	17,270	262
United States - 0.3%
Synthes, Inc. - 144A	3,196	536

Total Common Stocks (cost $125,801)		116,299

SECURITIES LENDING COLLATERAL - 5.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	9,010,716	9,011
Total Securities Lending Collateral (cost $9,011)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 20.9%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $31,657 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $32,291.	$31,657	31,657
Total Repurchase Agreement (cost $31,657)

Total Investment Securities (cost $167,120) P		157,480
Other Assets and Liabilities - Net		(5,824)

Net Assets		$151,656

FUTURES CONTRACTS: g

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
ASX SPI 200 Index	Long	22	03/15/2012	$(100)
EURO STOXX 50 Index	Long	62	03/16/2012	21
FTSE 100 Index	Long	78	03/16/2012	149
Hang Seng Index	Long	27	01/30/2012	(29)
OMX 30 Index	Long	48	01/20/2012	24
SGX MSCI Singapore Index	Long	17	01/30/2012	(9)
TOPIX Index	Long	88	03/09/2012	(199)

				$(143)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Australian Dollar	SSB	(2,309)	01/19/2012	$(2,293)	$(63)
Australian Dollar	SSB	7,815	01/19/2012	7,849	125
Euro	SSB	8,491	01/19/2012	11,122	(131)
Euro	SSB	1,024	01/19/2012	1,339	(14)
Euro	SSB	(418)	01/19/2012	(543)	2
Japanese Yen	SSB	(228,162)	01/19/2012	(2,927)	(38)
Japanese Yen	SSB	629,569	01/19/2012	8,095	87
Pound Sterling	SSB	2,963	01/19/2012	4,602	(2)
Singapore Dollar	SSB	303	01/19/2012	233	1
Swedish Krona	SSB	2,094	01/19/2012	300	4
Swiss Franc	SSB	775	01/19/2012	833	(7)
Swiss Franc	SSB	(1,877)	01/19/2012	(1,995)	(4)

					$(40)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value (000’s)
Pharmaceuticals	7.2%	$11,305
Oil, Gas & Consumable Fuels	6.0	9,514
Metals & Mining	5.8	9,162
Commercial Banks	4.8	7,613
Food Products	4.8	7,537
Chemicals	3.2	5,057
Machinery	2.5	3,966
Wireless Telecommunication Services	2.3	3,597
Diversified Telecommunication Services	2.1	3,318
Insurance	2.0	3,090
Automobiles	1.9	3,030
Beverages	1.8	2,878
Industrial Conglomerates	1.7	2,643
Electronic Equipment & Instruments	1.6	2,555
Tobacco	1.6	2,518
Media	1.4	2,239
Food & Staples Retailing	1.4	2,130
Semiconductors & Semiconductor Equipment	1.2	1,910
Electrical Equipment	1.2	1,889
Electric Utilities	1.1	1,785
Auto Components	1.1	1,653
Software	0.9	1,476
Health Care Equipment & Supplies	0.9	1,438
Specialty Retail	0.9	1,354
Trading Companies & Distributors	0.8	1,331
Construction & Engineering	0.8	1,236
Capital Markets	0.8	1,234
Real Estate Management & Development	0.8	1,233
Communications Equipment	0.7	1,169
Household Durables	0.7	1,114
Multi-Utilities	0.7	1,105
Energy Equipment & Services	0.7	1,084
Household Products	0.7	1,072
Diversified Financial Services	0.6	998
Road & Rail	0.6	939
Hotels, Restaurants & Leisure	0.6	925
Commercial Services & Supplies	0.6	886
Real Estate Investment Trusts	0.5	843
Computers & Peripherals	0.5	761
Office Electronics	0.4	639
Personal Products	0.4	598
Health Care Providers & Services	0.4	585
Building Products	0.4	577
Construction Materials	0.4	551
Paper & Forest Products	0.3	541
Air Freight & Logistics	0.3	505
Marine	0.3	463
Aerospace & Defense	0.3	454
Textiles, Apparel & Luxury Goods	0.3	442

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

INVESTMENTS BY INDUSTRY (continued) (unaudited):	Percentage of Total Investments	Value (000’s)
Multiline Retail	0.2%	$316
Leisure Equipment & Products	0.2	264
Professional Services	0.1	171
IT Services	0.1	168
Independent Power Producers & Energy Traders	0.1	153
Water Utilities	0.1	149
Containers & Packaging	0.1	149
Gas Utilities	0.1	132
Airlines	0.1	98
Internet Software & Services	0.1	92
Consumer Finance	0.0	60
Transportation Infrastructure	0.0	30
Biotechnology	0.0	29
Life Sciences Tools & Services	0.0	27
Diversified Consumer Services	0.0	19
Internet & Catalog Retail	0.0	13

Investment Securities, at Value	74.2	116,812
Short-Term Investments	25.8	40,668

Total Investments	100.0%	$157,480

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Percentage rounds to less than 0.1%.
▲	Rate shown reflects the yield at 12/30/2011.
^	All or a portion of this security is on loan. The value of all securities on loan is $8,550.
‡	Non-income producing security.
Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of less than $1, or less than 0.01% of the fund’s net assets.
P	Aggregate cost for federal income tax purposes is $168,979. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $7,752 and $19,251, respectively. Net unrealized depreciation for tax purposes is $11,499.
g	Cash in the amount of $1,840 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
¿	Amount is less than 1.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $536, or 0.35%, of the fund’s net assets.
ADR	American Depositary Receipt
CPO	Ordinary Participation Certificates
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
SSB	State Street Bank
STRIP	Is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15%
VVPR	(rather than 25%) on the dividends paid by the company.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$3,993	$112,306	$—	$116,299
Convertible Preferred Stocks	60	—	—	60
Preferred Stocks	—	453	—	453
Repurchase Agreement	—	31,657	—	31,657
Securities Lending Collateral	9,011	—	—	9,011

Total	$13,064	$144,416	$—	$157,480

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$194	$—	$—	$194
Futures Contracts - Depreciation	(337)	—	—	(337)
Forward Foreign Currency Contracts - Appreciation	—	219	—	219
Forward Foreign Currency Contracts - Depreciation	—	(259)	—	(259)

Total	$(143)	$(40)	$—	$(183)

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $135,463) (including securities loaned of $8,550)	$125,823
Repurchase agreement, at value (cost: $31,657)	31,657
Cash on deposit with broker	1,776
Foreign currency on deposit with broker (cost: $64)	64
Foreign currency, at value (cost: $1,487)	1,478
Receivables:
Investment securities sold	2
Shares sold	15
Securities lending income (net)	4
Dividends	222
Dividend reclaims	159
Unrealized appreciation on forward foreign currency contracts	219

	161,419

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	135
Management and advisory fees	111
Distribution and service fees	3
Administration fees	3
Printing and shareholder reports fees	12
Audit and tax fees	10
Trustees fees	—	(A)
Transfer agent fees	—	(A)
Variation margin	141
Other	78
Collateral for securities on loan	9,011
Unrealized depreciation on forward foreign currency contracts	259

	9,763

Net assets	$151,656

Net assets consist of:
Capital stock ($.01 par value)	$157
Additional paid-in capital	181,231
Undistributed (accumulated) net investment income (loss)	2,416
Undistributed (accumulated) net realized gain (loss) from investment securities , futures and foreign currency transactions	(22,315)
Net unrealized appreciation (depreciation) on:
Investment securities	(9,640)
Futures contracts	(143)
Translation of assets and liabilities denominated in foreign currencies	(50)

Net assets	$151,656

Net assets by class:
Initial Class	$137,627
Service Class	14,029
Shares outstanding:
Initial Class	14,218
Service Class	1,456
Net asset value and offering price per share:
Initial Class	$9.68
Service Class	9.63

Investment income:
Dividend income (including withholding taxes on foreign dividends of $441)	$4,749
Interest income	8
Securities lending income (net)	190

4,947

Expenses:
Management and advisory	1,606
Distribution and service:
Service Class	39
Printing and shareholder reports	30
Custody	307
Administration	38
Legal	11
Audit and tax	16
Trustees	6
Transfer agent	2
Other	5

Total expenses	2,060

Recaptured expenses	1

Net expenses	2,061

Net investment income	2,886

Net realized gain (loss) on transactions from:
Investment securities (Net of foreign capital gains tax of $1)	489
Futures contracts	(5,795)
Foreign currency transactions	749

(4,557)

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(25,460)
Futures contracts	(133)
Translation of assets and liabilities denominated in foreign currencies	(88)

Change in unrealized appreciation (depreciation)	(25,681)

Net realized and unrealized loss	(30,238)

Net decrease in net assets resulting from operations	$(27,352)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment income	$2,886	$1,584
Net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	(4,557)	(190)
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	(25,681)	7,901

Net increase (decrease) in net assets resulting from operations	(27,352)	9,295

Distributions to shareholders:
From net investment income:
Initial Class	(2,362)	(2,285)
Service Class	(183)	(246)

Total distributions to shareholders	(2,545)	(2,531)

Capital share transactions:
Proceeds from shares sold:
Initial Class	85,440	6,815
Service Class	5,772	7,562

	91,212	14,377

Dividends and distributions reinvested:
Initial Class	2,362	2,285
Service Class	183	246

	2,545	2,531

Cost of shares redeemed:
Initial Class	(40,167)	(27,117)
Service Class	(5,758)	(5,747)

	(45,925)	(32,864)

Net increase (decrease) in net assets from capital shares transactions	47,832	(15,956)

Net increase (decrease) in net assets	17,935	(9,192)

Net assets:
Beginning of year	133,721	142,913

End of year	$151,656	$133,721

Undistributed net investment income	$2,416	$1,503

Share activity:
Shares issued:
Initial Class	7,468	635
Service Class	530	707

	7,998	1,342

Shares issued-reinvested from distributions:
Initial Class	230	236
Service Class	18	26

	248	262

Shares redeemed:
Initial Class	(3,706)	(2,606)
Service Class	(528)	(561)

	(4,234)	(3,167)

Net increase (decrease) in shares outstanding:
Initial Class	3,992	(1,735)
Service Class	20	172

	4,012	(1,563)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.47	$10.81	$8.73	$17.16	$15.29
Investment operations
Net investment income(A)	0.17	0.13	0.15	0.28	0.29
Net realized and unrealized gain (loss)	(1.80)	0.75	2.10	(6.34)	2.05

Total operations	(1.63)	0.88	2.25	(6.06)	2.34

Distributions
From net investment income	(0.16)	(0.22)	(0.02)	(0.49)	(0.47)
From return of capital	—	—	(0.15)	(1.88)	—

Total distributions	(0.16)	(0.22)	(0.17)	(2.37)	(0.47)

Net asset value
End of year	$9.68	$11.47	$10.81	$8.73	$17.16

Total return(B)	(14.29%)	8.48%	25.88%	(38.83%)	15.60%
Net assets end of year (000’s)	$137,627	$117,320	$129,300	$120,650	$247,159
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	1.07%	1.07%	1.07%	1.02%
Before reimbursement/fee waiver	1.07%	1.06%	1.12%	1.09%	1.04%
Net investment income, to average net assets	1.55%	1.25%	1.66%	2.08%	1.75%
Portfolio turnover rate	46%	21%	38%	27%	27%

For a share outstanding throughout each period	Service Class
Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.42	$10.77	$8.70	$17.12	$15.28
Investment operations
Net investment income(A)	0.13	0.10	0.12	0.25	0.25
Net realized and unrealized gain (loss)	(1.79)	0.75	2.10	(6.33)	2.04

Total operations	(1.66)	0.85	2.22	(6.08)	2.29

Distributions
From net investment income	(0.13)	(0.20)	—	(C)	(0.46)	(0.45)
From return of capital	—	—	(0.15)	(1.88)	—

Total distributions	(0.13)	(0.20)	(0.15)	(2.34)	(0.45)

Net asset value
End of year	$9.63	$11.42	$10.77	$8.70	$17.12

Total return(B)	(14.56%)	8.20%	25.68%	(39.05%)	15.27%
Net assets end of year (000’s)	$14,029	$16,401	$13,613	$9,046	$17,983
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%	1.32%	1.32%	1.32%	1.27%
Before reimbursement/fee waiver	1.32%	1.31%	1.37%	1.34%	1.29%
Net investment income, to average net assets	1.24%	0.96%	1.30%	1.84%	1.47%
Portfolio turnover rate	46%	21%	38%	27%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all fund expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Rounds to less than ($0.01) or $0.01.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Active International Allocation VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2011 are listed in the Schedule of Investments.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts, if applicable, are included in “Other expenses” on the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Real estate investment trusts (“REITs”): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values property taxes, and interest rates. Dividend income related to REITs is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts,

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011 is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets

Transamerica International Moderate Growth VP	$50,272	33.15%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $1 billion	0.80%
Over $1 billion	0.775%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.07% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $1. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$72	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$91,503
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	68,079
U.S. Government	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$219	$—	$219
Unrealized appreciation on futures contracts*	—	194	194
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	(259)	—	(259)
Unrealized depreciation on futures contracts*	—	(337)	(337)

Total	$(40)	$(143)	$(183)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$—	$(5,795)	$(5,795)
Net realized gain (loss) on foreign currency transactions	436	—	436
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation (depreciation) on futures contracts	—	(133)	(133)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6)	—	(6)

Total	$430	$(5,928)	$(5,498)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	572
Undistributed (accumulated) net realized gain (loss) from investment securities	(572)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$12,135	December 31, 2017
1,954	December 31, 2018
6,316	Short-Term Indefinitely

There was no capital loss carryforwards utilized or expired during the year ended December 31, 2011.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$2,545
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	2,531
Long-term Capital Gain	—

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$2,473

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(20,405)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(11,800)

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements. In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Active International Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Active International Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Active International Allocation VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Active International Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

(unaudited)

MARKET ENVIRONMENT

In the period since the team began managing the portfolio on March 22, 2011 through December 31, 2011, investors were dealing with the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S., and the downgrade of the U.S.’s credit rating by Standard & Poor’s. Developed world economies also looked weaker than expected – the U.S. economy was nearing its stall speed in the first half of 2011, while Europe’s economy was expected to fall into recession in 2012, if it was not there already. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year. Against this backdrop, large-cap stocks, as represented by the Russell 1000® Growth Index (“Russell 1000® Growth”), fell 2.8% for the since inception period.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned (5.81)%. By comparison, its primary and former benchmarks, the Russell 1000® Growth and the Standard & Poor’s 500® Index, returned 2.64% and 2.11%, respectively.

Prior to March 22, 2011, Transamerica Morgan Stanley Capital Growth VP was named Transamerica Focus VP and had a different sub-adviser.

STRATEGY REVIEW

The growth portfolio management team uses intensive fundamental research to seek high-quality growth companies. The team’s investment discipline favors companies that we believe have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

For the period subsequent to March 22, 2011, stock selection in the Internet & Catalog Retail sector was the largest driver of underperformance relative to the Russell 1000® Growth. Video streaming service NetFlix, Inc. and online retailer Amazon.com, Inc. were the leading detractors in the sector. Stock selection in the Diversified Financial Services and Capital Markets sectors also detracted from relative performance, with positions in holding company Leucadia National Corp. (which is not represented in the Russell 1000® Growth), discount broker Charles Schwab Corp., and Brazilian stock exchange operator BM&FBOVESPA SA (also not represented in the Russell 1000® Growth) among the weakest performers. Stock selection in the Oil, Gas & Consumable Fuels sector and Electrical Equipment sector were disadvantageous as well. Within these sectors, holdings in Ultra Petroleum Corp., a crude oil producer, and First Solar, Inc., a solar energy equipment maker, posted disappointing results. However, the fund achieved relative gains in the technology sector, where stock selection was a positive contributor. Personal computer, mobile communications, and media devices manufacturer Apple, Inc., internet services provider Google, Inc., and communications equipment maker Motorola Solutions, Inc. were the best performing holdings in the sector.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(5.81)%	(0.26)%	3.07%	05/03/1999
Russell 1000® Growth*	2.64%	2.50%	2.60%
S&P 500*	2.11%	(0.25)%	2.92%

Service Class	(5.99)%	(0.51)%	6.16%	05/01/2003

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) served as the benchmark for the fund prior to March 22, 2011, at which time it was replaced with The Russell 1000® Growth Index (“Russell 1000® Growth”). Russell 1000® Growth and S&P 500 are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio

Transamerica Morgan Stanley Capital Growth VP
Initial Class	$1,000.00	$878.90	$4.26	$1,020.67	$4.58	0.90%
Service Class	1,000.00	878.50	5.45	1,019.41	5.85	1.15

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Common Stocks	94.8%
Securities Lending Collateral	5.1
Repurchase Agreement	4.5
Preferred Stocks	0.8
Other Assets and Liabilities - Net	(5.2)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
PREFERRED STOCK - 0.8%
Automobiles - 0.8%
Better Place Series, C ‡ § Δ	300,469	$1,364
Total Preferred Stock (cost $1,364)

COMMON STOCKS - 94.8%
Air Freight & Logistics - 1.9%
Expeditors International of Washington, Inc.	77,790	3,186
Capital Markets - 1.4%
Charles Schwab Corp.	166,324	1,873
Goldman Sachs Group, Inc.	4,537	410
Chemicals - 3.0%
Monsanto Co.	70,877	4,966
Commercial Services & Supplies - 3.6%
Edenred	239,748	5,902
Communications Equipment - 4.2%
Motorola Solutions, Inc.	149,129	6,903
Computers & Peripherals - 9.7%
Apple, Inc. ‡	39,398	15,957
Distributors - 2.2%
Li & Fung, Ltd.	1,912,000	3,535
Diversified Financial Services - 7.1%
Bank of America Corp.	68,430	380
BM&FBOVESPA SA	541,280	2,844
Citigroup, Inc.	17,286	455
CME Group, Inc. - Class A	10,160	2,476
Leucadia National Corp.	120,333	2,736
MSCI, Inc. - Class A ‡	84,742	2,791
Electrical Equipment - 0.7%
First Solar, Inc. ‡ ^	31,721	1,071
Food Products - 3.1%
Mead Johnson Nutrition Co. - Class A	73,401	5,045
Health Care Equipment & Supplies - 3.8%
Intuitive Surgical, Inc. ‡	13,574	6,285
Hotels, Restaurants & Leisure - 4.8%
Las Vegas Sands Corp. ‡	58,316	2,492
Starbucks Corp.	58,665	2,699
Yum! Brands, Inc.	45,419	2,680
Insurance - 0.3%
American International Group, Inc. ‡	19,459	451
Internet & Catalog Retail - 11.8%
Amazon.com, Inc. ‡	73,028	12,642
Groupon, Inc. ‡ ^	112,699	2,325
NetFlix, Inc. ‡	22,588	1,565
priceline.com, Inc. ‡	5,987	2,800
Internet Software & Services - 14.1%
Baidu, Inc. ADR ‡	46,000	5,358
eBay, Inc. ‡	123,331	3,741
Google, Inc. - Class A ‡	16,544	10,686
LinkedIn Corp. - Class A ‡ ^	25,911	1,633
Yandex NV - Class A ‡ ^	94,925	1,870

	Shares	Value (000’s)
Life Sciences Tools & Services - 1.5%
Illumina, Inc. ‡ ^	81,348	$2,479
Media - 3.3%
McGraw-Hill Cos., Inc.	64,274	2,890
Naspers, Ltd. - Class N	59,302	2,595
Metals & Mining - 1.2%
Molycorp, Inc. ‡ ^	80,173	1,923
Oil, Gas & Consumable Fuels - 3.3%
Range Resources Corp.	36,061	2,234
Ultra Petroleum Corp. ‡	108,365	3,210
Pharmaceuticals - 1.9%
Valeant Pharmaceuticals International, Inc. ‡	67,365	3,145
Real Estate Management & Development - 3.8%
Brookfield Asset Management, Inc. - Class A	225,011	6,183
Semiconductors & Semiconductor Equipment - 2.2%
ARM Holdings PLC ADR ^	109,098	3,018
NVIDIA Corp. ‡	40,876	567
Software - 3.9%
Salesforce.com, Inc. ‡	35,163	3,567
VMware, Inc. - Class A ‡	18,632	1,550
Zynga, Inc. - Class A ‡ ^	130,663	1,230
Trading Companies & Distributors - 2.0%
Fastenal Co.	76,449	3,334

Total Common Stocks (cost $162,538)		155,682

SECURITIES LENDING COLLATERAL - 5.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	8,355,302	8,355
Total Securities Lending Collateral (cost $8,355)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 4.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $7,343 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $7,490.	$7,343	7,343
Total Repurchase Agreement (cost $7,343)

Total Investment Securities (cost $179,600) P		172,744
Other Assets and Liabilities - Net		(8,470)

Net Assets		$164,274

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $1,364, or 0.83% of the fund’s net assets.
‡	Non-income producing security.
§	Illiquid. This security had an aggregate market value of $1,364, or 0.83%, of the fund’s net assets.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (continued) (all amounts in thousands):

Δ	Restricted Security. At 12/31/2011, the fund owned the respective security (representing 0.83% of the fund’s net assets) which was restricted as to public resale:

Description	Date of Acquisition	Shares*	Cost Per Share*	Cost	Fair Value	Fair Value Per Share*
Better Place	11/11/2011	300,469	$4.54	$1,364	$1,364	$4.54

*	Amount not in thousands.
^	All or a portion of this security is on loan. The value of all securities on loan is $8,149.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $179,600. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $18,522 and $25,378, respectively. Net unrealized depreciation for tax purposes is $6,856.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$142,297	$13,385	$—	$155,682
Preferred Stock	—	—	1,364	1,364
Repurchase Agreements	—	7,343	—	7,343
Securities Lending Collateral	8,355	—	—	8,355

Total	$150,652	$20,728	$1,364	$172,744

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011
Preferred Stock	$—	$1,364	$—	$—	$—	$—	$—	$—	$1,364	$—

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2011
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $172,257) (including securities loaned of $8,149)	$165,401
Repurchase agreement, at value (cost: $7,343)	7,343
Receivables:
Shares sold	2
Securities lending income (net)	81
Dividends	91

	172,918

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	37
Shares redeemed	77
Management and advisory fees	131
Distribution and service fees	3
Transfer agent fees	—	(A)
Administration fees	3
Printing and shareholder reports fees	16
Audit and tax fees	9
Trustees fees	—	(A)
Other	13
Collateral for securities on loan	8,355

	8,644

Net assets	$164,274

Net assets consist of:
Capital stock ($.01 par value)	$149
Additional paid-in capital	138,563
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	32,420
Net unrealized appreciation (depreciation) on:
Investment securities	(6,856)
Translation of assets and liabilities denominated in foreign currencies	(2)

Net assets	$164,274

Net assets by class:
Initial Class	$151,683
Service Class	12,591
Shares outstanding:
Initial Class	13,749
Service Class	1,146
Net asset value and offering price per share:
Initial Class	$11.03
Service Class	10.99

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $47)	$1,389
Interest income	1
Securities lending income (net)	215

1,605

Expenses:
Management and advisory	1,502
Distribution and service:
Service Class	31
Printing and shareholder reports	90
Custody	38
Administration	38
Legal	10
Audit and tax	13
Trustees	6
Transfer agent	1
Other	7

Total expenses	1,736

Less waiver/reimbursement	(16)

Net expenses	1,720

Net investment loss	(115)

Net realized gain (loss) on transactions from:
Investment securities	38,226
Foreign currency transactions	(35)

38,191

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(48,310)
Translation of assets and liabilities denominated in foreign currencies	(2)

Change in unrealized appreciation (depreciation)	(48,312)

Net realized and unrealized loss	(10,121)

Net decrease in net assets resulting from operations	$(10,236)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment loss	$(115)	$(18)
Net realized gain from investment securities and foreign currency transactions	38,191	2,013
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(48,312)	38,263

Net increase (decrease) in net assets resulting from operations	(10,236)	40,258

Distributions to shareholders:
From net investment income:
Initial Class	—	(1,337)
Service Class	—	(38)

Total distributions to shareholders	—	(1,375)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,752	9,538
Service Class	11,105	3,669

	26,857	13,207

Dividends and distributions reinvested:
Initial Class	—	1,337
Service Class	—	38

	—	1,375

Cost of shares redeemed:
Initial Class	(34,637)	(25,331)
Service Class	(5,990)	(1,846)

	(40,627)	(27,177)

Net decrease in net assets from capital shares transactions	(13,770)	(12,595)

Net increase (decrease) in net assets	(24,006)	26,288

Net assets:
Beginning of year	188,280	161,992

End of year	$164,274	$188,280

Undistributed net investment income	$—	$—

Share activity:
Shares issued:
Initial Class	1,300	942
Service Class	925	350

	2,225	1,292

Shares issued-reinvested from distributions:
Initial Class	—	153
Service Class	—	5

	—	158

Shares redeemed:
Initial Class	(2,902)	(2,631)
Service Class	(513)	(193)

	(3,415)	(2,824)

Net increase (decrease) in shares outstanding:
Initial Class	(1,602)	(1,536)
Service Class	412	162

	(1,190)	(1,374)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011		2010		2009	2008	2007
Net asset value
Beginning of year	$11.71		$9.28		$7.43	$13.88	$14.73
Investment operations
Net investment income (loss)(A)	(0.01)		—	(B)	0.07	0.18	0.16
Net realized and unrealized gain (loss)	(0.67)		2.52		1.99	(4.67)	(0.01)

Total operations	(0.68)		2.52		2.06	(4.49)	0.15

Distributions
From net investment income	—		(0.09)		(0.21)	(0.21)	(0.20)
From net realized gains	—		—		—	(1.75)	(0.80)

Total distributions	—		(0.09)		(0.21)	(1.96)	(1.00)

Net asset value
End of year	$11.03		$11.71		$9.28	$7.43	$13.88

Total return(C)	(5.81%)		27.44%		27.91%	(36.36%)	1.04%
Net assets end of year (000’s)	$151,683		$179,705		$156,691	$146,079	$297,425
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90%		0.90%		0.90%	0.86%	0.87%
Before reimbursement/fee waiver	0.91%		0.91%		0.90%	0.86%	0.87%
Net investment income (loss), to average net assets	(0.05%)		—	%(D)	0.94%	1.62%	1.11%
Portfolio turnover rate	105	%(E)	44%		131%	35%	15%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011		2010		2009	2008	2007
Net asset value
Beginning of year	$11.69		$9.27		$7.41	$13.83	$14.69
Investment operations
Net investment income (loss)(A)	(0.03)		(0.02)		0.05	0.15	0.13
Net realized and unrealized gain (loss)	(0.67)		2.51		1.98	(4.66)	(0.02)

Total operations	(0.70)		2.49		2.03	(4.51)	0.11

Distributions
From net investment income	—		(0.07)		(0.17)	(0.16)	(0.17)
From net realized gains	—		—		—	(1.75)	(0.80)

Total distributions	—		(0.07)		(0.17)	(1.91)	(0.97)

Net asset value
End of year	$10.99		$11.69		$9.27	$7.41	$13.83

Total return(C)	(5.99%)		27.09%		27.57%	(36.54%)	0.77%
Net assets end of year (000’s)	$12,591		$8,575		$5,301	$4,065	$11,910
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15%		1.15%		1.15%	1.11%	1.12%
Before reimbursement/fee waiver	1.16%		1.16%		1.15%	1.11%	1.12%
Net investment income (loss), to average net assets	(0.28%)		(0.26%)		0.66%	1.35%	0.86%
Portfolio turnover rate	105	%(E)	44%		131%	35%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $(0.01) or $0.01.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than (0.01%) or 0.01%.
(E)	Increase in portfolio turnover rate was triggered by a change in the fund’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective March 22, 2011, Transamerica Focus VP changed its name to Transamerica Morgan Stanley Capital Growth VP (the “Fund”). The Fund is part of TST. The Fund is “non-diversified” under the 1940 Act.
The Fund currently offers two classes of shares; an Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2011 are listed in the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $3, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, are disclosed at the end of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Prior to March 22, 2011, Transamerica Investment Management, LLC, an affiliate of the Fund, served as sub-advisor to the Fund. On March 22, 2011, the Fund changed its sub-advisor to Morgan Stanley Investment Management Inc.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.675%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.90% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through

Fiscal Year 2010:	$14	12/31/2013
Fiscal Year 2011:	16	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$191,081
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	199,665
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investmentincome (loss)	115
Undistributed (accumulated) net realized gain (loss) from investment securities	(115)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards utilized during the year ended December 31, 2011 was $5,641.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$—
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	1,375
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$11,623

Undistributed Long-term Capital Gain	20,795

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(6,856)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Capital Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Capital Growth VP (formerly, Transamerica Focus VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Capital Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Capital Growth VP

(formerly, Transamerica Focus VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market’s relatively flat return (as measured by the Standard & Poor’s 500® Index (“S&P 500”), for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.’s credit rating by Standard & Poor’s (“S&P”). Developed world economies also looked weaker than expected – the U.S. economy was nearing its stall speed in the first half of 2011, while Europe’s economy was expected to fall into recession in 2012, if it was not there already. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year. Against this backdrop, investors’ appetite for risk was diminished. As such, mid-cap and small-cap stocks underperformed large-cap stocks (as measured by the Russell indexes) for the year ended December 31, 2011.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Morgan Stanley Mid-Cap Growth VP, Initial Class returned (6.77)%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned (1.65)%.

STRATEGY REVIEW

The Growth Team uses intensive fundamental research to seek high-quality growth companies. The team’s investment discipline favors companies that they believe have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow, and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

Stock selection and an underweight position in the consumer discretionary sector were unfavorable to relative performance. The fund’s largest detractors in the sector were holdings in video streaming service NetFlix, Inc. and out-of-benchmark positions in Ctrip.com International, Ltd., a Chinese online travel booking service, and Naspers, a South African diversified media company. Stock selection in the materials and processing sector was disadvantageous as well, primarily due to the lagging performance of rare earths producers Molycorp, Inc. and Lynas Corp., Ltd. as well as potash producers Intrepid Potash, Inc. Stock selection in the financial services sectors further hampered relative performance. Positions in independent investment bank Greenhill & Co., Inc., financial data provider Morgan Stanley Capital International (“MSCI, Inc.”), and holding company Leucadia National Corp. were among the weakest performers.

In contrast, the utilities sector was the main positive contributor to relative returns during the period. Within the sector, the fund held only two stocks, Brookfield Infrastructure Partners, LP and Millicom International Cellular SA (neither stock is represented in the Russell Midcap® Growth Index), and both posted gains during the period.

Dennis P. Lynch, Lead Portfolio Manager

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date

Initial Class	(6.77)%	5.71%	3.67%	03/01/1993
Russell Midcap® Growth*	(1.65)%	2.44%	5.29%

Service Class	(7.01)%	5.44%	8.13%	05/01/2003

NOTES

*

The Russell Midcap® Growth Index (“Russell Midcap® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the life of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results, may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or expense reimbursements by the Investment Adviser. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio

Transamerica Morgan Stanley Mid-Cap Growth VP
Initial Class	$1,000.00	$822.70	$4.09	$1,020.72	$4.53	0.89%
Service Class	1,000.00	821.90	5.24	1,019.46	5.80	1.14

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets

Common Stocks	94.0%
Securities Lending Collateral	5.9
Repurchase Agreement	4.5
Preferred Stocks	1.1
Convertible Preferred Stocks	0.6
Other Assets and Liabilities - Net	(6.1)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)

CONVERTIBLE PREFERRED STOCKS - 0.6%
Automobiles - 0.6%
Better Place ‡ § Δ	1,032,464	$4,687
Total Convertible Preferred Stock (cost $2,581)

PREFERRED STOCKS - 1.1%
Automobiles - 0.3%
Better Place, Series C ‡ § Δ	434,671	1,973
Internet Software & Services - 0.6%
Peixe Urbano, Inc. ‡ § Δ	65,743	2,164
Zynga, Series C ‡ § Δ	295,582	2,504
Software - 0.2%
Workday, Inc. ‡ § Δ	91,154	1,209

Total Preferred Stocks (cost $9,493)		7,850

COMMON STOCKS - 94.0%
Air Freight & Logistics - 3.1%
CH Robinson Worldwide, Inc.	109,921	7,670
Expeditors International of Washington, Inc.	372,762	15,269
Capital Markets - 0.7%
Greenhill & Co., Inc. ^	133,126	4,842
Chemicals - 2.6%
Intrepid Potash, Inc. ‡ ^	386,668	8,750
Rockwood Holdings, Inc. ‡	255,108	10,044
Commercial Services & Supplies - 6.1%
Covanta Holding Corp.	565,795	7,746
Edenred	1,049,566	25,836
Stericycle, Inc. ‡	139,036	10,834
Communications Equipment - 4.4%
Motorola Solutions, Inc.	704,294	32,602
Construction Materials - 1.1%
Martin Marietta Materials, Inc. ^	110,191	8,310
Diversified Consumer Services - 3.4%
New Oriental Education & Technology Group ADR ‡	296,315	7,126

Weight Watchers International, Inc. ^	322,828	17,759
Diversified Financial Services - 5.6%
IntercontinentalExchange, Inc. ‡	93,753	11,302
Leucadia National Corp.	419,375	9,537
MSCI, Inc. - Class A ‡	628,672	20,701
Electric Utilities - 1.7%
Brookfield Infrastructure Partners, LP	456,696	12,650
Electrical Equipment - 0.6%
First Solar, Inc. ‡ ^	138,208	4,666
Food & Staples Retailing - 0.9%
Sun Art Retail Group, Ltd. ‡	5,479,000	6,871
Food Products - 2.6%
Mead Johnson Nutrition Co. - Class A	283,163	19,462
Health Care Equipment & Supplies - 6.0%
Gen-Probe, Inc. ‡	64,930	3,839
IDEXX Laboratories, Inc. ‡ ^	155,353	11,956
Intuitive Surgical, Inc. ‡	61,106	28,293
Health Care Technology - 0.9%
Athenahealth, Inc. ‡ ^	137,510	6,754
Hotels, Restaurants & Leisure - 2.0%
Ctrip.com International, Ltd. ADR ‡ ^	275,567	6,448
Dunkin’ Brands Group, Inc. ‡	342,029	8,544
Internet & Catalog Retail - 3.4%
Groupon, Inc. ‡ ^	353,541	7,294
Groupon, Inc. - Class A ‡ § Δ	538,872	10,190
NetFlix, Inc. ‡	106,411	7,373
Internet Software & Services - 7.6%
Akamai Technologies, Inc. ‡	412,503	13,316
Alibaba.com, Ltd. ‡	3,904,300	4,047
LinkedIn Corp. - Class A ‡ ^	188,097	11,852
Mercadolibre, Inc. ^	69,698	5,544
Yandex NV - Class A ‡	739,763	14,573
Youku, Inc. ADR ‡ ^	375,842	5,889

	Shares	Value (000’s)

IT Services - 1.5%
Gartner, Inc. ‡	319,029	$11,093
Life Sciences Tools & Services - 2.9%
Illumina, Inc. ‡ ^	364,587	11,113
Techne Corp.	146,606	10,007
Machinery - 1.6%
Schindler Holding AG	101,383	11,808
Media - 1.7%
McGraw-Hill Cos., Inc.	280,264	12,603
Metals & Mining - 1.5%
Lynas Corp., Ltd. ‡ ^	2,883,488	3,082
Molycorp, Inc. ‡ ^	322,906	7,743
Multiline Retail - 1.6%
Dollar Tree, Inc. ‡	137,270	11,409
Oil, Gas & Consumable Fuels - 3.6%
Range Resources Corp.	253,973	15,731
Ultra Petroleum Corp. ‡	369,446	10,947
Personal Products - 1.0%
Natura Cosmeticos SA	361,980	7,037
Pharmaceuticals - 2.5%
Ironwood Pharmaceuticals, Inc. - Class A ‡ ^	424,572	5,082
Valeant Pharmaceuticals International, Inc. ‡	286,992	13,400
Professional Services - 7.8%
IHS, Inc. - Class A ‡	140,889	12,139
Intertek Group PLC	381,703	12,063
Qualicorp SA ‡	1,340,940	12,042
Verisk Analytics, Inc. - Class A ‡	507,251	20,356
Semiconductors & Semiconductor Equipment - 2.1%
ARM Holdings PLC ADR	481,639	13,327
NVIDIA Corp. ‡	171,199	2,373
Software - 9.0%
Citrix Systems, Inc. ‡	97,172	5,900
FactSet Research Systems, Inc. ^	124,367	10,855
Nexon Co., Ltd. ‡ ^	354,873	5,104
Red Hat, Inc. ‡	221,222	9,134
Salesforce.com, Inc. ‡	129,679	13,157
Solera Holdings, Inc.	335,879	14,960
Zynga, Inc. - Class A ‡ ^	639,464	6,017
Trading Companies & Distributors - 3.6%
Fastenal Co.	603,930	26,337
Wireless Telecommunication Services - 0.9%
Millicom International Cellular SA ^	69,069	6,920

Total Common Stocks (cost $705,199)		689,628

SECURITIES LENDING COLLATERAL - 5.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	43,537,731	43,538
Total Securities Lending Collateral (cost $43,538)
	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 4.5%
State Street Bank & Trust Co. 0.00% ▲, dated 12/30/2011, to be repurchased at $32,823 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%,due 12/01/2026,with a value of $33,482.	$32,823	$32,823

Total Repurchase Agreement (cost $32,823)
Total Investment Securities (cost $793,634) p		778,526

Other Assets and Liabilities - Net		(44,678)

Net Assets		$733,848

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated $22,727, or 3.10%, of the fund’s net assets.
‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $42,395.
▲	Rate shown reflects the yield at 12/30/2011.
§	Illiquid. These securities had an aggregate market value of $22,727, or 3.10%, of the fund's net assets.
p	Aggregate cost for federal income tax purposes is $794,234. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $84,393 and $100,101, respectively. Net unrealized depreciation for tax purposes is $15,708.
Δ	Restricted Security. At 12/31/2011, the fund owned the respective securities (representing 3.10% of the fund's net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares*	Cost Per Share*	Cost	Fair Value	Fair Value Per Share*

Better Place	01/25/2010	1,032,464	$2.50	$2,581	$4,687	$4.54
Better Place, Series C	11/11/2011	434,671	4.54	1,973	1,973	4.54
Peixe Urbano, Inc.	12/02/2011	65,743	32.92	2,164	2,164	32.92
Zynga, Series C	02/18/2011	295,582	14.03	4,147	2,504	8.47
Workday, Inc.	10/12/2011	91,154	13.26	1,209	1,209	13.26
Groupon, Inc. - Class A	12/17/2010	538,872	7.90	4,256	10,190	18.91

*	Amount not in thousands.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011

Common Stocks	$579,854	$99,584	$10,190	$689,628
Convertible Preferred Stocks	—	—	4,687	4,687
Preferred Stocks	—	—	7,850	7,850
Repurchase Agreement	—	32,823	—	32,823
Securities Lending Collateral	43,538	—	—	43,538

Total	$623,392	$132,407	$22,727	$778,526

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3 ¥	Transfer out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011

Common Stocks	$—	$—	$—	$—	$—	$—	$10,190	$—	$10,190	$5,934
Convertible Preferred Stocks	2,581	—	—	—	—	2,106	—	—	4,687	2,106
Preferred Stocks	—	9,493	—	—	—	(1,643)	—	—	7,850	(1,643)

Total	$2,581	$9,493	$—	$—	$—	$463	$—	$—	$22,727	$6,397

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques. Transferred into Level 3 because of unavailability of observable inputs.
¥	Transferred into Level 3 because of unavailability of observable inputs.

¥	Transferred into Level 3 because of unavailability of observable inputs.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $760,811)	$745,703
(including securities loaned of $42,395)
Repurchase agreement, at value (cost: $32,823)	32,823
Receivables:
Investment securities sold	178
Shares sold	31
Securities lending income (net)	211
Dividends	485
Dividend reclaims	62
Prepaid expenses	1

	779,494

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	182
Shares redeemed	1,136
Management and advisory fees	506
Distribution and service fees	18
Trustees fees	—	(A)
Transfer agent fees	—	(A)
Administration fees	13
Printing and shareholder reports fees	117
Audit and tax fees	14
Other	122
Collateral for securities on loan	43,538

	45,646

Net assets	$733,848

Net assets consist of:
Capital stock ($.01 par value)	$271
Additional paid-in capital	711,783
Undistributed (accumulated) net realized gain (loss)from investment securities and foreign currencytransactions	36,891
Net unrealized appreciation (depreciation) on:
Investment securities	(15,108)
Translation of assets and liabilities denominated inforeign currencies	11

Net assets	$733,848

Net assets by class:
Initial Class	$648,157
Service Class	85,691
Shares outstanding:
Initial Class	23,888
Service Class	3,211
Net asset value and offering price per share:
Initial Class	$27.13
Service Class	26.69

(A)	Rounds to less than $1.

Investment income:
Dividend income (including withholding taxes on foreign dividends of $183)	$3,681
Interest income	2
Securities lending income (net)	1,736

5,419

Expenses:
Management and advisory	4,664
Distribution and service:
Service Class	91
Printing and shareholder reports	175
Custody	138
Administration	117
Legal	31
Audit and tax	14
Trustees	18
Transfer agent	4
Other	22

Total expenses	5,274

Net investment income	145

Net realized gain (loss) on transactions from:
Investment securities	69,638
Foreign currency transactions	(55)

69,583

Net decrease in unrealized appreciation (depreciation) on:

Investment securities	(106,390)
Translation of assets and liabilities denominated in foreign currencies	10

Change in unrealized appreciation (depreciation)	(106,380)

Net realized and unrealized loss	(36,797)

Net decrease in net assets resulting from operations	$(36,652)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

December 31, 2011	December 31, 2010

From operations:
Net investment income	$145	$1,803
Net realized gain (loss) from investment securities and foreign currency transactions	69,583	33,543
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(106,380)	111,572

Net increase (decrease) in net assets resulting from operations	(36,652)	146,918

Distributions to shareholders:
From net investment income:
Initial Class	(1,704)	(564)
Service Class	(85)	(3)

Total distributions to shareholders	(1,789)	(567)

Capital share transactions:
Proceeds from shares sold:
Initial Class	46,592	38,703
Service Class	30,301	17,492

76,893	56,195

Proceeds from fund acquisition:
Initial Class	189,203	—
Service Class	48,916	—

238,119	—

Dividends and distributions reinvested:
Initial Class	1,704	564
Service Class	85	3

1,789	567

Cost of shares redeemed:
Initial Class	(105,692)	(67,399)
Service Class	(16,517)	(6,259)

(122,209)	(73,658)

Net increase (decrease) in net assets from capital shares transactions	194,592	(16,896)

Net increase in net assets	156,151	129,455

Net assets:
Beginning of year	577,697	448,242

End of year	$733,848	$577,697

Undistributed net investment income	$—	$1,789

Share activity:
Shares issued:
Initial Class	1,515	1,581
Service Class	1,015	711

2,530	2,292

Shares issued on fund acquisition:
Initial Class	6,974	—
Service Class	1,833	—

8,807	—

Shares issued-reinvested from distributions:
Initial Class	60	24
Service Class	3	—	(A)

63	24

Shares redeemed:
Initial Class	(3,515)	(2,804)
Service Class	(582)	(268)

(4,097)	(3,072)

Net increase (decrease) in shares outstanding:
Initial Class	5,034	(1,199)
Service Class	2,269	443

7,303	(756)

(A)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$29.20	$21.82	$13.59	$25.83	$21.08
Investment operations
Net investment income(A)	0.01	0.09	0.03	—	(B)	0.11
Net realized and unrealized gain (loss)	(1.98)	7.32	8.20	(11.80)	4.64

Total operations	(1.97)	7.41	8.23	(11.80)	4.75

Distributions
From net investment income	(0.10)	(0.03)	—	(0.44)	—

Total distributions	(0.10)	(0.03)	—	(0.44)	—

Net asset value
End of year	$27.13	$29.20	$21.82	$13.59	$25.83

Total return(C)	(6.77%)	33.90%	60.56%	(46.29%)	22.53%
Net assets end of year (000’s)	$648,157	$550,593	$437,513	$294,219	$648,069
Ratio and supplemental data
Expenses to average net assets	0.89%	0.90%	0.93%	0.87%	0.89%
Net investment income, to average net assets	0.04%	0.37%	0.16%	0.03%	0.47%
Portfolio turnover rate	41%	43%	35%	39%	76%

For a share outstanding throughout each period	Service Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$28.77	$21.52	$13.44	$25.56	$20.91
Investment operations
Net investment income (loss)(A)	(0.05)	0.04	(0.01)	(0.05)	0.05
Net realized and unrealized gain (loss)	(1.96)	7.21	8.09	(11.68)	4.60

Total operations	(2.01)	7.25	8.08	(11.73)	4.65

Distributions
From net investment income	(0.07)	—	(B)	—	(0.39)	—

Total distributions	(0.07)	—	(B)	—	(0.39)	—

Net asset value
End of year	$26.69	$28.77	$21.52	$13.44	$25.56

Total return(C)	(7.01%)	33.58%	60.12%	(46.44%)	22.24%
Net assets end of year (000’s)	$85,691	$27,104	$10,729	$4,363	$12,057
Ratio and supplemental data
Expenses to average net assets	1.14%	1.15%	1.18%	1.12%	1.14%
Net investment income (loss), to average net assets	(0.19%)	0.19%	(0.60%)	(0.22%)	0.21%
Portfolio turnover rate	41%	43%	35%	39%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Mid-Cap Growth VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2011 are listed in the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $26, are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2. Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, are disclosed at the end of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between levels as described above during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Moderate Growth VP	$21,286	2.90%
Transamerica Asset Allocation - Growth VP	17,161	2.34
Transamerica BlackRock Tactical Allocation VP	11,973	1.63
Transamerica Asset Allocation - Moderate VP	10,616	1.45
Transamerica Asset Allocation - Conservative VP	900	0.12

Total	$61,936	8.44%

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $1 billion	0.80%
Over $1 billion	0.775%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the year ended December 31, 2011 were $3.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$450,906
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	243,589
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$101
Undistributed (accumulated) net investment income (loss)	(145)
Undistributed (accumulated) net realized gain (loss) from investment securities	44

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $31,935.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$1,789
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	567
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$—

Undistributed Long-term Capital Gain	37,492

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(15,698)

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirement and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. REORGANIZATION

On December 30, 2011, Transamerica Morgan Stanley Mid-Cap Growth VP acquired all of the net assets of Transamerica Morgan Stanley Growth Opportunities VP pursuant to a Plan of Reorganization. Transamerica Morgan Stanley Mid-Cap Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 8,807 shares of Transamerica Morgan Stanley Mid-Cap Growth VP for 25,228 shares of Transamerica Morgan Stanley Growth Opportunities VP outstanding on December 30, 2011. Transamerica Morgan Stanley Growth Opportunities VP’s net assets at that date, $238,119, including $30,120 unrealized depreciation, were combined with those of Transamerica Morgan Stanley Mid-Cap Growth VP. The aggregate net assets of Transamerica Morgan Stanley Mid-Cap Growth VP immediately before the acquisition were $496,843; the combined net assets of Transamerica Morgan Stanley Mid-Cap Growth VP immediately after the acquisition were $734,962. In the acquisition, Transamerica Morgan Stanley Mid-Cap Growth VP did not retain capital loss carryforwards from Transamerica Morgan Stanley Growth Opportunities VP. Shares issued with the acquisition were as follows:

Transamerica Morgan Stanley Growth Opportunities VP

Class	Shares	Amount
Initial	6,974	$189,203
Service	1,833	48,916

The exchange ratio of the reorganization for the Fund is as follows (Transamerica Morgan Stanley Mid-Cap Growth VP shares issuable/ Transamerica Morgan Stanley Growth Opportunities VP):

Transamerica Morgan Stanley Growth Opportunities VP

Class	Exchange Ratio
Initial	0.35
Service	0.35

Assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$87
Net realized and unrealized loss	(60,198)
Net decrease in net assets resulting from operations	(60,111)

Because the investment portfolios were combined after the close of the last business day of the year, there is minimal to no amount of revenue and earnings for the Transamerica Morgan Stanley Growth Opportunities that have been included in the Fund’s Statement of Operations since December 30, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Mid-Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Mid-Cap Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Morgan Stanley Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

(unaudited)

MARKET ENVIRONMENT

BlackRock Financial Management, Inc.

When the year opened, there was a widespread sense that the economic recovery that began in 2009 would persevere. While Europe’s debt problems were a significant issue, they appeared to be relatively well contained. It was only a few short months; however, before the world encountered a renewed recession scare sparked largely by deteriorating debt conditions in the Eurozone as well as some weaker-than-expected U.S. economic data. This Europe-induced fog of fear combined with political unrest in the Middle East and the rating downgrade of U.S. Treasury debt. By the time the year drew to a close, positive forces reemerged as the U.S. economic growth picture had brightened and signs of progress regarding Europe’s debt crisis began to take hold.

J.P. Morgan Investment Management Inc.

The year 2011 will be marked as one most equity investors are glad to see pass. Cultural revolutions, earthquakes and tsunamis, ratings downgrades of major economies and extraordinary political events dominated the investment landscape. Volatility in the U.S. equity markets was at the highest levels since the 2008–2009 financial crisis. Such volatility only was surpassed three times since the year 2000.

The year started off strong with yet another quarter of solid results from U.S. companies, including a 10% year-over-year increase in revenue and the eighth-consecutive quarter of better-than-expected earnings. By the middle of the first quarter; however, investors were once again faced with rising uncertainty as various conflicts in the Middle East pushed oil prices higher followed by a devastating earthquake and subsequent tsunami in Japan. After these events, the Standard & Poor’s S&P 500® Index (“S&P 500”) sold off sharply and, by mid-March, was down almost 5.5% from its February peak.

Attention quickly shifted to Europe as the sovereign debt crisis intensified. At the end of June, a Greek default was narrowly averted when the parliament approved new austerity measures allowing bailout funds to be released. As contagion spread to core Europe, the European Central Bank (“ECB”) reluctantly initiated its Securities Markets Program (“SMP”) in August by purchasing Italian and Spanish bonds in the secondary market. Meanwhile, the United States came extremely close to a default as politicians agreed at the last minute to raise the debt ceiling. Even so, Standard & Poor’s (“S&P”) downgraded the U.S. sovereign rating from AAA to AA+. The Federal Reserve Bank (“Fed”) announced that it would keep interest rates exceptionally low through mid-2013. Additionally, in September, the Fed introduced a new monetary easing policy termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.

As concerns grew that the crisis might spread to larger European countries, many U.S. money market funds decreased lending activities with major French banks. In response to the increased stress in the interbank lending market, the ECB, in coordination with other leading central banks, agreed to provide increased U.S. dollar liquidity. Skepticism surrounding U.S. policy actions and the ongoing European crisis kept markets depressed. The third quarter was the toughest for U.S. equity markets as the S&P 500 declined 13.9% and was down 8.7% for the first nine months of the year.

However, a turn in sentiment led U.S. equity markets to rally sharply in the fourth quarter, allowing the S&P 500 to finish the year in positive territory. Investor confidence improved as economic data supported the fact that the U.S. is not headed towards a recession and European policymakers took bolder actions in their efforts to stave off a sovereign debt crisis. Positive economic surprises in December included an upward move in the Institute for Supply Management Manufacturing Survey, a solid increase in the number of housing starts and declines in initial jobless claims. There were also significant policy developments in Europe. The ECB took aggressive actions to support the banking system as it cut interest rates for the second time in as many months by 0.25% to 1.00%, reduced reserve requirements for European banks from 2.0% to 1.0% and announced it would conduct two long-term refinancing operations (“LTROs”) with a maturity of 36 months and an option for banks to repay after one year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Multi-Managed Balanced VP, Initial Class returned 4.04%. By comparison, its primary and secondary benchmarks, the S&P 500 and the Barclays Capital U.S. Aggregate Bond Index, returned 2.11% and 7.84%, respectively.

Prior to March 22, 2011, Transamerica Multi-Managed Balanced VP was named Transamerica Balanced VP and had a different sub-adviser.

STRATEGY REVIEW

BlackRock Financial Management, Inc.

For the 12-month period ending December 31, 2011, the fund underperformed its benchmark, the Barclays Capital US Aggregate Bond Index.

The fund maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. Although our duration and curve stance was beneficial during certain parts of the year, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to fears of a global slowdown and persistent sovereign debt problems in Europe.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

STRATEGY REVIEW (continued)

Throughout the 12-month period, the fund was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/government- related sectors. Spread sectors performed well in the first half of the year and toward year-end amid improving economic fundamentals and accommodative monetary policy. However, volatility dominated the markets for most of the year and caused periods in which investor sentiment switched to “risk off” mode, resulting in spread sectors dramatically underperforming U.S. Treasury securities. On balance, the fund’s sector allocation had a negative impact on performance for the period as a whole. During the period, we increased the fund’s quality profile and level of liquidity in an effort to limit volatility from exogenous factors, mostly emanating from Europe. We tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. We slightly reduced the fund’s exposure to non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”). To increase fund liquidity, we added to the fund’s agency MBS and U.S. Treasury holdings during the latter half of the period. The fund maintained an up-in-quality bias which was a positive relative contributor to performance within risk sectors since lower quality securities struggled during periods of risk aversion. Also contributing positively to performance was security selection within securitized products such as agency MBS and asset-backed securities (“ABS”). In addition, an out-of-index allocation to non-agency MBS helped performance early in the period. Finally, exposure to high-quality foreign agency debt was a positive factor for the fund. Toward period end, the Fund adopted a somewhat more constructive stance on credit by reducing duration and adding to corporate credit in particular.

J.P. Morgan Investment Management Inc.

The strategy underperformed its benchmark in 2011 as stock selection in consumer cyclical, utilities and basic materials sectors detracted from performance.

Within the telecommunications sector, Sprint Nextel Corp. detracted from performance over the fourth quarter and year. Shares dropped earlier in the year after the company reported disappointing margins, driven by increased second-quarter expenses, including higher promotion costs. Additionally, Sprint Nextel Corp. announced a network rebuild plan that is expected to hurt margins moving forward. We have reduced our position in the company due to the uncertainty surrounding the release of the iPhone and the expected negative impact of the new rebuild plan. Within the pharmaceutical/medical technology sector, a position in pharmaceutical company Dendreon Corp. detracted from performance for the year, having never recovered from the tumble in August. The company owns global rights to Provenge, a personalized vaccine for prostate cancer, which should be competitively positioned to increase penetration and benefit from long-term patent protection. However, shares fell after Dendreon Corp. missed second-quarter earnings and removed guidance, challenged by a slower-than-expected product adoption and lessened visibility into future revenue growth. With the lack of nearer-term catalyst given lackluster growth so far, we sold the position even though we believe in the differentiated offering and end demand. Within the basic materials sector, an overweight position in Alcoa, Inc. detracted from returns over the quarter and year. Shares of the aluminum producer fell after the company reported weaker-than-expected earnings earlier in the year. Margins saw some pressure, as currency, electricity, oil and material costs adversely impacted results, while growth in industrial, aerospace and auto demand was limited. Despite disappointing results, we continue to believe that demand should increase in Alcoa, Inc.’s core markets and abroad.

On the positive side, stock selection in the systems and network hardware, health services and systems, and energy sectors contributed to returns.

Within the media sector, CBS Corp. - Class B contributed to performance over the fourth quarter as well as the year. Throughout the year, the media giant saw strength in its advertising sales and pricing power. Additionally, CBS reported strong revenues across business segments, including international syndication and better costs. Moving forward, we have maintained an overweight position in CBS as the company is still attractively valued and has appealing long-term growth prospects. Within the pharmaceutical/medical technology sector, an overweight in Biogen Idec, Inc. was a top contributor to performance for the year. The company had solid earnings growth driven by revenue generation from its leading products as well as encouraging clinical results of its new oral compound for multiple sclerosis. Given its strong biotechnology franchise with a promising product pipeline, we believe Biogen Idec, Inc. is one of the top names in the sector and, with focus on research and development, it is well positioned to differentiate itself from peers for market-share gain and long-term growth. Within the systems hardware sector, an overweight in Apple, Inc. performed well. Apple, Inc. demonstrated strong earnings driven by profitability in iPhones and iPads. Apple, Inc. has developed an ecosystem that that drives consumer taste and behavior and creates an effective barrier to entry. As the company looks attractively valued based on normalized earnings, we believe that it is strongly positioned, should continue to execute well and gain share in the rapidly growing mobility and tablet markets.

From a style perspective, we saw a reversal in a trend that has occurred over the past few years as larger stocks outperformed smaller stocks. Market leadership in 2011 was narrow as traditional valuation measures, with the exception of dividend yield, did not work. Of the major style categories, large-cap growth was the top performer as investors sought companies best positioned to maintain earnings growth in what is expected to be a below-trend growth environment. When looking at sectors within the S&P 500, the utilities sector was clearly the standout, returning 20.0% and benefiting from investor appetite for dividends and greater earnings stability. The laggard in 2011 was the financials sector, losing, 17.1% as the group continued to wrestle with regulatory uncertainty, record-low interest rates and muted revenue growth.

Matthew Marra	Raffaele Zingone, CFA
Rick Rieder	Scott Blasdell, CFA
Eric Pellicciaro	Terance Chen

BlackRock Financial Management, Inc.	J.P. Morgan Asset Management, Inc.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	4.04%	4.61%	6.10%	05/01/2002
S&P 500*	2.11%	(0.25)%	3.57%
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.75%

Service Class	3.75%	4.35%	6.89%	05/01/2003

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) and Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Initial class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio

Transamerica Multi-Managed Balanced VP
Initial Class	$1,000.00	$991.90	$4.57	$1,020.62	$4.63	0.91%
Service Class	1,000.00	991.00	5.82	1,019.36	5.90	1.16

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	60.5%
U.S. Government Agency Obligations	18.9
Corporate Debt Securities	11.0
Mortgage-Backed Securities	5.2
U.S. Government Obligations	4.8
Repurchase Agreement	4.2
Asset-Backed Securities	1.6
Foreign Government Obligations	1.6
Preferred Corporate Debt Securities	0.1
Purchased Options	0.0 *
Preferred Stocks	0.0 *
Other Assets and Liabilities - Net(A)	(7.9)

Total	100.0%

*	Amount rounds to less than 0.1%.
(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 4.8%
U.S. Treasury Bond
4.38%, 05/15/2040 g	$500	$650
4.38%, 05/15/2041	325	423
4.75%, 02/15/2041	730	1,006
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	1,232	1,482
2.13%, 02/15/2041	910	1,229
2.50%, 01/15/2029	1,387	1,850
U.S. Treasury Note
0.25%, 12/15/2014	2,120	2,113
0.63%, 06/30/2012 g	1,005	1,008
0.88%, 11/30/2016	4,585	4,598
2.00%, 11/15/2021	1,760	1,780
2.25%, 07/31/2018	655	697
3.13%, 11/15/2041 g	3,475	3,641

Total U.S. Government Obligations (cost $19,017)		20,477

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.9%
Fannie Mae
3.50%, 10/01/2026 - 12/01/2041	10,871	11,210
3.52%, 10/09/2019 ▲	495	381
4.00%, 09/01/2024 - 12/01/2041	16,294	17,233
4.50%, 05/01/2041 - 06/01/2041	3,718	3,981
5.00%, 05/01/2018 - 07/01/2035	3,029	3,275
5.50%, 04/01/2037 - 01/01/2039	3,991	4,357
6.00%, 08/01/2036 - 12/01/2037	2,726	3,024
6.50%, 07/01/2037 - 10/01/2039	1,952	2,185
Fannie Mae, TBA
3.50%	300	314
4.50%	13,400	14,263
5.00%	1,600	1,729
6.00%	3,000	3,296
Freddie Mac
3.97%, 01/25/2021 *	460	506
5.00%, 04/01/2018 - 02/01/2024	807	864
5.50%, 09/01/2018 - 07/01/2037	1,137	1,234
6.00%, 12/01/2037	473	527
Freddie Mac, TBA
5.00%	500	537
Ginnie Mae, TBA
4.00%	1,600	1,716
4.50%	2,900	3,160
5.00%	3,100	3,434
5.50%	1,400	1,571
6.00%	1,300	1,471

Total U.S. Government Agency Obligations (cost $79,163)		80,268

FOREIGN GOVERNMENT OBLIGATIONS - 1.6%
Hydro Quebec
8.05%, 07/07/2024	2,560	3,806
9.40%, 02/01/2021	195	297
Indonesia Government International Bond
4.88%, 05/05/2021 Reg S	200	214
Poland Government International Bond
5.13%, 04/21/2021	400	407
Republic of Brazil
7.13%, 01/20/2037	100	138
Republic of Poland
6.38%, 07/15/2019	90	100

	Principal (000’s)	Value (000’s)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of South Africa
5.50%, 03/09/2020	$315	$353
Republic of Turkey
5.63%, 03/30/2021	335	339
7.00%, 03/11/2019	110	122
Russian Federation
7.50%, 03/31/2030 Reg S	593	688
United Mexican States
5.13%, 01/15/2020	300	343

Total Foreign Government Obligations (cost $6,534)		6,807

MORTGAGE-BACKED SECURITIES - 5.2%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A *	1,145	1,155
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 - 144A	485	514
Series 2007-1A, Class C
5.62%, 04/15/2037 - 144A	1,340	1,411
Banc of America Large Loan, Inc.
Series 2010-UB4, Class A4A
5.01%, 12/20/2041 - 144A *	370	388
BCAP LLC Trust
Series 2009-RR3, Class 2A1
5.24%, 05/26/2037 - 144A *	176	178
Series 2009-RR6, Class 2A1
5.18%, 08/26/2035 - 144A *	391	355
Series 2009-RR10, Class 2A1
2.80%, 08/26/2035 - 144A *	568	544
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A *	328	329
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 - 144A *	680	698
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *	682	705
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 - 144A *	365	370
Commercial Mortgage Pass-Through Certificates
Series 2006-C7, Class AM
5.78%, 06/10/2046 *	590	594
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class A4
4.83%, 11/15/2037	470	503
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.47%, 09/15/2039	600	638
Series 2006-C5, Class AM
5.34%, 12/15/2039	410	372
Series 2007-C4, Class A3
5.79%, 09/15/2039 *	865	901
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 - 144A	299	306
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 - 144A *	460	454
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 - 144A	501	509
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A *	795	893
DBRR Trust
Series 2011-C32, Class A3A	150	161
5.74% 06/17/2049 - 144A *

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust
Series 2010-ESHA, Class B
4.22%, 11/05/2027 - 144A	$510	$512
Series 2010-ESHA, Class D
5.50%, 11/05/2027 - 144A	600	602
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4
5.79%, 08/10/2045 *	25	27
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
5.98%, 12/26/2037 - 144A *	366	366
Series 2009-R7, Class 1A1
5.21%, 02/26/2036 - 144A *	557	535
Series 2009-R7, Class 4A1
2.74%, 09/26/2034 - 144A *	610	565
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	280	278
Series 2009-R7, Class 12A1
5.14%, 08/26/2036 - 144A *	321	317
Series 2009-R9, Class 1A1
2.55%, 08/26/2046 - 144A *	367	359
Series 2010-R3, Class 1A1
2.84%, 03/21/2036 - 144A *	424	420
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 - 144A	292	293
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	791	815
Series 2004-LN2, Class A2
5.12%, 07/15/2041	360	381
Series 2010-C1, Class B
5.95%, 06/15/2043 - 144A	420	424
JPMorgan Re-REMIC
Series 2009-7, Class 8A1
5.48%, 01/27/2047 - 144A *	345	346
Series 2010-4, Class 7A1
4.27%, 08/26/2035 - 144A *	525	514
LB-UBS Commercial Mortgage Trust
Series 2004-C8, Class C
4.93%, 12/15/2039 *	685	661
Merrill Lynch Mortgage Trust
Series 2004-KEY2, Class A4
4.86%, 08/12/2039 *	225	239
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	780	830
Morgan Stanley Capital I
Series 2007-HQ12, Class A2
5.60%, 04/12/2049 *	63	65
Series 2007-HQ12, Class A2FL
0.53%, 04/12/2049 *	140	134
Series 2007-HQ12, Class A2FX
5.60%, 04/12/2049 *	208	214
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	151	151
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
5.90%, 02/15/2051 *	190	206
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	397	397

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	$396	$396

Total Mortgage-Backed Securities (cost $21,863)		22,025

ASSET-BACKED SECURITIES - 1.6%
AmeriCredit Automobile Receivables Trust
Series 2011-2, Class C
3.19%, 10/12/2016	480	481
Series 2011-5, Class C
3.44%, 10/08/2017	230	230
Citibank Omni Master Trust
Series 2009-A17, Class A17
4.90%, 11/15/2018 - 144A	310	337
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2
5.26%, 04/25/2037 - 144A	800	803
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 - 144A	925	999
Santander Consumer Acquired Receivables Trust
Series 2011-S1A, Class B
1.66%, 08/15/2016 - 144A	88	87
Santander Drive Auto Receivables Trust
Series 2010-B, Class C
3.02%, 10/17/2016 - 144A	830	822
Series 2011-S1A, Class B
1.48%, 07/15/2013 - 144A	668	661
Series 2011-S2A, Class C
2.86%, 06/15/2017 - 144A	494	493
SLM Student Loan Trust
Series 2004-B, Class A2
0.75%, 06/15/2021 *	328	314
Series 2005-B, Class A2
0.73%, 03/15/2023 *	496	479
TAL Advantage LLC
Series 2011-1A, Class A
4.60%, 01/20/2026 - 144A	1,131	1,119

Total Asset-Backed Securities (cost $6,811)		6,825

PREFERRED CORPORATE DEBT SECURITIES - 0.1%
Capital Markets - 0.0%
Credit Suisse
5.86%, 05/15/2017 * Ž	196	159
Commercial Banks - 0.1%
ABN Amro North American Holding Preferred
Capital Repackage Trust I
6.52%, 11/08/2012 - 144A * Ž	260	178
Diversified Financial Services - 0.0%
JPMorgan Chase Capital XXV - Series Y
6.80%, 10/01/2037	100	100

Total Preferred Corporate Debt Securities (cost $549)		437

CORPORATE DEBT SECURITIES - 11.0%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015 BRL1,000	560
Capital Markets - 0.4%
BP Capital Markets PLC
3.13%, 10/01/2015	$1,029	1,078
Credit Suisse
5.40%, 01/14/2020	125	118
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	235	229

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Capital Markets (continued)
Morgan Stanley
5.50%, 07/28/2021	$160	$148
Chemicals - 0.3%
CF Industries Holdings, Inc.
7.13%, 05/01/2020	450	531
Dow Chemical Co.
4.13%, 11/15/2021	150	154
Lyondell Chemical Co.
11.00%, 05/01/2018	280	306
LyondellBasell Industries NV
6.00%, 11/15/2021 - 144A	210	218
Commercial Banks - 0.6%
Barclays Bank PLC
5.93%, 12/31/2049 - 144A * Ž	100	83
Capital One Capital VI
8.88%, 05/15/2040	230	239
CIT Group, Inc.
6.63%, 04/01/2018 - 144A	145	150
7.00%, 05/01/2017	225	225
Discover Bank
7.00%, 04/15/2020	475	497
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	180	176
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016 - 144A	690	685
HSBC Bank PLC
3.10%, 05/24/2016 - 144A	340	340
HSBC Holdings PLC
6.10%, 01/14/2042	135	153
Construction Materials - 0.0%
Lafarge SA
7.13%, 07/15/2036	80	71
Consumer Finance - 0.3%
Capital One Financial Corp.
3.15%, 07/15/2016	890	894
4.75%, 07/15/2021	335	345
Containers & Packaging - 0.3%
Rexam PLC
6.75%, 06/01/2013 - 144A	1,255	1,322
Diversified Financial Services - 2.0%
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020	160	159
CDP Financial, Inc.
3.00%, 11/25/2014 - 144A	500	520
Citigroup, Inc.
4.59%, 12/15/2015	1,180	1,188
5.00%, 09/15/2014	140	139
Ford Motor Credit Co., LLC
6.63%, 08/15/2017	200	218
General Electric Capital Corp.
5.50%, 01/08/2020	390	429
Irish Life & Permanent PLC
3.60%, 01/14/2013 - 144A	1,110	971
JPMorgan Chase & Co.
4.63%, 05/10/2021	550	569
JPMorgan Chase Bank NA
6.00%, 10/01/2017	1,135	1,220
Northern Rock Asset Management PLC
5.63%, 06/22/2017 - 144A	200	210
QHP Royalty Sub LLC
10.25%, 03/15/2015 - 144A	227	230
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 - 144A	840	836

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
Reynolds Group Issuer, Inc. (continued)
7.88%, 08/15/2019 - 144A	$340	$355
Swiss Re Capital I LP
6.85%, 12/31/2049 - 144A * Ž	270	229
WCP Wireless Site Funding LLC
4.14%, 11/15/2015 - 144A	1,156	1,203
WEA Finance LLC
4.63%, 05/10/2021 - 144A	150	147
Woodside Finance, Ltd.
4.60%, 05/10/2021 - 144A	100	102
Diversified Telecommunication Services - 0.5%
America Movil SAB de CV
2.38%, 09/08/2016	360	359
Level 3 Escrow, Inc.
8.13%, 07/01/2019 - 144A	59	58
Level 3 Financing, Inc.
8.75%, 02/15/2017	450	458
Sprint Capital Corp.
6.88%, 11/15/2028	450	321
Telefonica Emisiones SAU
4.95%, 01/15/2015	395	393
Verizon Communications, Inc.
3.50%, 11/01/2021	220	229
6.40%, 02/15/2038	175	222
Electric Utilities - 0.6%
Alabama Power Co.
3.95%, 06/01/2021	225	247
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	107	114
8.88%, 11/15/2018	59	79
Duke Energy Carolinas LLC
4.25%, 12/15/2041	170	178
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/2020	560	590
Florida Power & Light Co.
5.95%, 02/01/2038	170	223
Georgia Power Co.
3.00%, 04/15/2016	395	419
Jersey Central Power & Light Co.
7.35%, 02/01/2019	120	151
Midamerican Energy Holdings Co.
5.95%, 05/15/2037	345	408
Energy Equipment & Services - 0.2%
El Paso Pipeline Partners Operating Co., LLC
6.50%, 04/01/2020	290	319
Ensco PLC
4.70%, 03/15/2021	230	240
Enterprise Products Operating LLC
6.13%, 10/15/2039	275	307
Food Products - 0.1%
Kraft Foods, Inc.
5.38%, 02/10/2020	325	375
Sara Lee Corp.
4.10%, 09/15/2020	131	132
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp.
6.25%, 11/15/2015	547	607
CareFusion Corp.
6.38%, 08/01/2019	145	171

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Health Care Providers & Services - 0.3%
HCA, Inc.
6.50%, 02/15/2020	$187	$194
7.25%, 09/15/2020	175	185
Tenet Healthcare Corp.
6.25%, 11/01/2018 - 144A	210	214
8.88%, 07/01/2019	450	505
UnitedHealth Group, Inc.
3.38%, 11/15/2021	70	72
Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Operating Co., Inc.
11.25%, 06/01/2017	450	478
International Game Technology
7.50%, 06/15/2019	500	576
MGM Resorts International
10.38%, 05/15/2014	180	206
11.13%, 11/15/2017	480	547
Independent Power Producers & Energy Traders - 0.0%
Constellation Energy Group, Inc.
7.60%, 04/01/2032	75	97
Insurance - 0.5%
American International Group, Inc.
5.45%, 05/18/2017	185	177
Fairfax Financial Holdings, Ltd.
5.80%, 05/15/2021 - 144A	300	286
Hartford Financial Services Group, Inc.
6.00%, 01/15/2019	150	154
Lincoln National Corp.
7.00%, 06/15/2040	130	147
MetLife Capital Trust IV
7.88%, 12/15/2037 - 144A	100	104
Prudential Financial, Inc.
4.75%, 09/17/2015	630	664
5.38%, 06/21/2020	270	289
XL Group PLC
6.50%, 12/31/2049 * Ž	190	149
Machinery - 0.0%
Joy Global, Inc.
5.13%, 10/15/2021	100	107
Media - 0.6%
CBS Corp.
4.63%, 05/15/2018	80	83
8.88%, 05/15/2019	240	308
CCH II LLC
13.50%, 11/30/2016	300	347
Clear Channel Worldwide Holdings, Inc. -
Series B
9.25%, 12/15/2017	275	297
COX Communications, Inc.
8.38%, 03/01/2039 - 144A	390	523
CSC Holdings LLC
8.50%, 04/15/2014	123	136
DIRECTV Holdings LLC
3.13%, 02/15/2016	344	348
NBCUniversal Media LLC
4.38%, 04/01/2021	35	37
Time Warner Cable, Inc.
5.50%, 09/01/2041	220	232
5.88%, 11/15/2040	290	314
Time Warner, Inc.
6.10%, 07/15/2040	100	117
Metals & Mining - 0.3%
Barrick Gold Corp.
2.90%, 05/30/2016	1,037	1,065

	Principal (000’s)	Value (000’s)
Metals & Mining (continued)
Barrick North America Finance LLC
4.40%, 05/30/2021	$10	$11
Cliffs Natural Resources, Inc.
4.88%, 04/01/2021	145	144
Newcrest Finance Pty, Ltd.
4.45%, 11/15/2021 - 144A	225	222
Multiline Retail - 0.2%
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	395	441
7.45%, 07/15/2017	261	305
QVC, Inc.
7.50%, 10/01/2019 - 144A	180	193
Multi-Utilities - 0.1%
Dominion Resources, Inc.
1.95%, 08/15/2016	280	281
Oil, Gas & Consumable Fuels - 1.8%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	577	654
6.38%, 09/15/2017	385	446
Chesapeake Energy Corp.
6.63%, 08/15/2020	450	483
Consol Energy, Inc.
8.00%, 04/01/2017	450	493
El Paso Corp.
6.50%, 09/15/2020	170	184
Enterprise Products Operating LLC
6.30%, 09/15/2017	200	234
KeySpan Gas East Corp.
5.82%, 04/01/2041 - 144A	185	226
Kinder Morgan Energy Partners, LP
5.95%, 02/15/2018	575	657
6.55%, 09/15/2040	55	62
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	720	735
Marathon Petroleum Corp.
6.50%, 03/01/2041	370	419
MEG Energy Corp.
6.50%, 03/15/2021 - 144A	180	184
Nexen, Inc.
7.50%, 07/30/2039	425	509
Peabody Energy Corp.
6.25%, 11/15/2021 - 144A	500	518
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 - 144A	471	556
Plains Exploration & Production Co.
10.00%, 03/01/2016	50	55
Range Resources Corp.
5.75%, 06/01/2021	45	49
7.25%, 05/01/2018	365	391
Transocean, Inc.
6.38%, 12/15/2021	125	133
6.50%, 11/15/2020	175	181
Western Gas Partners, LP
5.38%, 06/01/2021	355	376
Williams Partners, LP
4.13%, 11/15/2020	190	195
Paper & Forest Products - 0.1%
International Paper Co.
4.75%, 02/15/2022	180	191
6.00%, 11/15/2041	135	147
Pharmaceuticals - 0.1%
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	90	92

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/2021	$215	$218
Real Estate Investment Trusts - 0.2%
ERP Operating, LP
4.63%, 12/15/2021	220	224
Ventas Realty, LP
4.75%, 06/01/2021	135	130
Vornado Realty, LP
5.00%, 01/15/2022	345	348
Real Estate Management & Development - 0.1%
Realogy Corp.
7.88%, 02/15/2019 - 144A	290	252
Road & Rail - 0.1%
Burlington Northern Santa Fe LLC
5.75%, 05/01/2040	395	473
Software - 0.1%
First Data Corp.
8.25%, 01/15/2021 - 144A	35	31
Oracle Corp.
5.38%, 07/15/2040	170	207
Wireless Telecommunication Services - 0.5%
Crown Castle Towers LLC
6.11%, 01/15/2020 - 144A	715	789
MetroPCS Wireless, Inc.
7.88%, 09/01/2018	11	11
SBA Tower Trust
5.10%, 04/15/2017 - 144A	932	970
Sprint Nextel Corp.
9.00%, 11/15/2018 - 144A	390	410

Total Corporate Debt Securities (cost $46,360)		46,635

	Shares	Value (000’s)
PREFERRED STOCK - 0.0%
Diversified Financial Services - 0.0%
Citigroup Capital XIII, 7.88% *	6,621	173
Total Preferred Stock (cost $174)

COMMON STOCKS - 60.5%
Aerospace & Defense - 1.3%
General Dynamics Corp.	7,740	514
Goodrich Corp.	2,328	288
Honeywell International, Inc.	27,214	1,479
Northrop Grumman Corp.	5,404	316
United Technologies Corp.	42,490	3,106
Airlines - 0.1%
Southwest Airlines Co.	48,548	416
Auto Components - 0.3%
Johnson Controls, Inc.	41,341	1,292
Automobiles - 0.3%
General Motors Co. ‡	68,391	1,386
Beverages - 1.6%
Beam, Inc.	3,099	159
Coca-Cola Co.	50,550	3,537
Dr. Pepper Snapple Group, Inc.	16,240	641
PepsiCo, Inc.	38,600	2,561
Biotechnology - 1.1%
Alexion Pharmaceuticals, Inc. ‡	5,438	389
Biogen Idec, Inc. ‡	16,675	1,835
Celgene Corp. ‡	34,895	2,358
Vertex Pharmaceuticals, Inc. ‡	8,900	296
Building Products - 0.1%
Masco Corp.	21,670	227

	Shares	Value (000’s)
Capital Markets - 1.2%
BlackRock, Inc. - Class A	3,960	$706
Goldman Sachs Group, Inc.	13,745	1,243
Invesco, Ltd.	59,354	1,192
Legg Mason, Inc.	2,650	64
Morgan Stanley	50,381	762
State Street Corp.	25,210	1,016
Chemicals - 1.3%
Air Products & Chemicals, Inc.	18,273	1,557
Dow Chemical Co.	9,308	268
E.I. du Pont de Nemours & Co.	68,164	3,120
Georgia Gulf Corp. ‡	8,680	169
Mosaic Co.	10,886	549
Commercial Banks - 1.3%
SunTrust Banks, Inc.	21,911	388
Wells Fargo & Co.	179,732	4,954
Zions Bancorporation	3,900	63
Communications Equipment - 1.3%
Cisco Systems, Inc.	158,319	2,863
Juniper Networks, Inc. ‡	11,685	238
QUALCOMM, Inc.	40,733	2,228
Computers & Peripherals - 3.2%
Apple, Inc. ‡	27,148	10,994
EMC Corp. ‡	56,026	1,207
Hewlett-Packard Co.	28,980	747
NetApp, Inc. ‡	3,085	112
SanDisk Corp. ‡	5,316	262
Western Digital Corp. ‡	5,180	160
Construction & Engineering - 0.3%
Fluor Corp.	28,408	1,428
Consumer Finance - 1.0%
American Express Co.	40,882	1,928
Capital One Financial Corp.	52,740	2,230
Discover Financial Services	11,860	285
Containers & Packaging - 0.2%
Ball Corp.	10,972	392
Crown Holdings, Inc. ‡	7,500	252
Sealed Air Corp.	23,630	406
Diversified Consumer Services - 0.1%
DeVry, Inc.	11,885	457
Diversified Financial Services - 1.4%
Bank of America Corp.	371,090	2,063
Citigroup, Inc.	88,743	2,335
CME Group, Inc. - Class A	3,491	851
IntercontinentalExchange, Inc. ‡	7,233	872
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	87,760	2,654
Frontier Communications Corp.	22,407	115
Verizon Communications, Inc.	100,825	4,045
Electric Utilities - 1.4%
American Electric Power Co., Inc.	37,090	1,533
Exelon Corp.	14,490	628
Nextera Energy, Inc.	24,428	1,487
Northeast Utilities	27,597	995
NV Energy, Inc.	16,661	272
PPL Corp.	34,487	1,015
Electrical Equipment - 0.5%
Emerson Electric Co.	47,471	2,212
Electronic Equipment & Instruments - 0.1%
TE Connectivity, Ltd.	16,498	508
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	20,363	990
Halliburton Co.	19,876	686
National Oilwell Varco, Inc.	24,875	1,691
Rowan Cos., Inc. ‡	10,096	306
Schlumberger, Ltd.	37,538	2,565
Weatherford International, Ltd. ‡	17,600	258
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	45,272	1,846

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Food & Staples Retailing (continued)
Kroger Co.	33,256	$805
Sysco Corp.	20,483	601
Wal-Mart Stores, Inc.	39,001	2,331
Food Products - 1.3%
General Mills, Inc.	19,040	769
Kellogg Co.	9,549	483
Kraft Foods, Inc. - Class A	81,928	3,061
Ralcorp Holdings, Inc. ‡	9,459	809
Tyson Foods, Inc. - Class A	19,102	394
Gas Utilities - 0.2%
AGL Resources, Inc.	22,266	941
Health Care Equipment & Supplies - 0.8%
Becton, Dickinson and Co.	10,385	776
Covidien PLC	60,382	2,718
Health Care Providers & Services - 1.3%
Aetna, Inc.	11,260	475
Humana, Inc.	16,313	1,429
McKesson Corp.	17,825	1,389
UnitedHealth Group, Inc.	45,758	2,319
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp.	9,742	318
Darden Restaurants, Inc.	2,308	105
Marriott International, Inc. - Class A	17,830	520
McDonald’s Corp.	9,671	971
Yum! Brands, Inc.	10,186	601
Household Durables - 0.3%
D.R. Horton, Inc.	33,008	416
Lennar Corp. - Class A	12,498	246
PulteGroup, Inc. ‡	41,083	259
Ryland Group, Inc.	18,314	289
Household Products - 1.6%
Kimberly-Clark Corp.	17,283	1,271
Procter & Gamble Co.	83,971	5,602
Industrial Conglomerates - 1.8%
3M Co.	19,357	1,582
General Electric Co.	237,935	4,261
Tyco International, Ltd.	36,069	1,685
Insurance - 2.0%
ACE, Ltd.	23,468	1,645
Allstate Corp.	31,030	851
Axis Capital Holdings, Ltd.	11,844	379
Berkshire Hathaway, Inc. - Class B ‡	31,936	2,436
Everest RE Group, Ltd.	10,850	912
MetLife, Inc.	36,809	1,148
PartnerRe, Ltd.	1,880	121
Prudential Financial, Inc.	20,854	1,045
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. ‡	11,709	2,026
Expedia, Inc.	1,985	58
TripAdvisor, Inc. ‡	1,985	50
Internet Software & Services - 1.0%
eBay, Inc. ‡	7,920	240
Google, Inc. - Class A ‡	5,572	3,600
Yahoo! Inc. ‡	27,680	446
IT Services - 2.4%
Accenture PLC - Class A	27,119	1,444
Booz Allen Hamilton Holding Corp. - Class A ‡	8,182	141
Cognizant Technology Solutions Corp. - Class A ‡	13,396	861
Genpact, Ltd. ‡	15,910	238
International Business Machines Corp.	32,948	6,059
Mastercard, Inc. - Class A	3,515	1,310
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	6,562	209
Life Sciences Tools & Services - 0.1%
Life Technologies Corp. ‡	3,881	151
PerkinElmer, Inc.	9,200	184

	Shares	Value (000’s)
Machinery - 0.6%
Cummins, Inc.	1,408	$124
Ingersoll-Rand PLC	23,100	704
Kennametal, Inc.	3,400	124
PACCAR, Inc.	39,687	1,487
Media - 2.1%
CBS Corp. - Class B	86,269	2,341
Comcast Corp. - Class A	105,410	2,499
DIRECTV - Class A ‡	9,982	427
Time Warner, Inc.	95,485	3,451
Metals & Mining - 0.6%
Alcoa, Inc.	75,639	654
Freeport-McMoRan Copper & Gold, Inc.	29,817	1,097
Newmont Mining Corp.	11,045	663
Multiline Retail - 0.8%
Kohl’s Corp.	14,193	700
Macy’s, Inc.	27,790	894
Nordstrom, Inc.	7,884	392
Target Corp.	27,891	1,429
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	80,457	1,617
Dominion Resources, Inc.	8,610	457
DTE Energy Co.	9,975	543
Oge Energy Corp.	4,564	259
PG&E Corp.	25,600	1,055
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	5,802	443
Chesapeake Energy Corp.	14,988	334
Chevron Corp.	57,450	6,113
ConocoPhillips	37,856	2,759
Devon Energy Corp.	24,510	1,520
Exxon Mobil Corp.	88,499	7,502
Hess Corp.	6,590	374
Marathon Oil Corp.	20,510	600
Murphy Oil Corp.	3,872	216
Occidental Petroleum Corp.	25,347	2,375
Southwestern Energy Co. ‡	36,948	1,180
Valero Energy Corp.	12,418	261
Williams Cos., Inc.	12,950	428
Pharmaceuticals - 3.8%
Abbott Laboratories	43,609	2,452
Allergan, Inc.	8,604	755
Johnson & Johnson	22,010	1,443
Merck & Co., Inc.	136,190	5,135
Mylan, Inc. ‡	46,704	1,002
Pfizer, Inc.	210,632	4,558
Teva Pharmaceutical Industries, Ltd. ADR	9,140	369
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.	9,369	646
Colonial Properties Trust	12,975	271
Duke Realty Corp.	16,240	196
Equity Lifestyle Properties, Inc.	3,721	248
Highwoods Properties, Inc.	7,773	231
Mack-Cali Realty Corp.	13,300	355
Mid-America Apartment Communities, Inc.	4,500	281
Pebblebrook Hotel Trust	6,640	127
Plum Creek Timber Co., Inc.	3,116	114
Post Properties, Inc.	6,358	278
Regency Centers Corp.	6,399	241
Senior Housing Properties Trust	21,780	489
Ventas, Inc.	16,968	935
Weyerhaeuser Co.	11,562	216
Road & Rail - 1.8%
CSX Corp.	113,947	2,400
Norfolk Southern Corp.	26,260	1,913
Union Pacific Corp.	32,534	3,447
Semiconductors & Semiconductor Equipment - 1.3%
Altera Corp.	27,700	1,028
Broadcom Corp. - Class A ‡	11,017	323

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Semiconductors & Semiconductor Equipment (continued)
Freescale Semiconductor Holdings I, Ltd. ‡	12,247	$155
Intel Corp.	15,176	368
LAM Research Corp. ‡	26,479	980
LSI Corp. ‡	68,050	405
Marvell Technology Group, Ltd. ‡	18,400	255
Micron Technology, Inc. ‡	22,530	142
ON Semiconductor Corp. ‡	34,500	266
Texas Instruments, Inc.	12,723	370
Xilinx, Inc.	42,942	1,377
Software - 2.1%
Adobe Systems, Inc. ‡	24,347	688
Microsoft Corp.	210,856	5,474
Oracle Corp.	96,919	2,486
Zynga, Inc. - Class A ‡	13,168	124
Specialty Retail - 1.4%
AutoZone, Inc. ‡	4,697	1,526
Bed Bath & Beyond, Inc. ‡	1,927	112
GameStop Corp. - Class A ‡	2,900	70
Home Depot, Inc.	24,306	1,022
Lowe’s Cos., Inc.	55,761	1,415
Staples, Inc.	10,760	149
TJX Cos., Inc.	24,564	1,586
Textiles, Apparel & Luxury Goods - 0.7%
Nike, Inc. - Class B	16,185	1,560
V.F. Corp.	9,764	1,240
Tobacco - 0.9%
Altria Group, Inc.	53,845	1,597
Philip Morris International, Inc.	28,216	2,214
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. ‡	11,870	531
Sprint Nextel Corp. ‡	150,278	352

Total Common Stocks (cost $251,777)		256,886

	Notional Amount (000’s)	Value (000’s)
PURCHASED OPTIONS - 0.0%
Call Options - 0.0%
10-Year U.S. Treasury Note Future	$15	6
Call Strike $132.00
Expires 01/27/2012
Put Options - 0.0%
10-Year U.S. Treasury Note Future	20	2
Put Strike $128.00
Expires 01/27/2012
10-Year U.S. Treasury Note Future	38	2
Put Strike $127.00
Expires 01/27/2012
Eurodollar Future	113	¿
Put Strike $99.00
Expires 01/13/2012
Eurodollar, Mid-Curve 1-Year Future	248	10
Put Strike $99.00
Expires 03/16/2012

Total Purchased Options (cost $68)		20

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $17,789 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00% - 3.50%, due 12/01/2026 - 11/25/2038, and with a total value of $18,151.	$17,789	$17,789
Total Repurchase Agreement (cost $17,789)

Total Investment Securities (cost $450,105) P		458,342
Other Assets and Liabilities - Net		(33,637)

Net Assets		$424,705

	Shares	Value (000’s)
SECURITIES SOLD SHORT - (5.6%)
COMMON STOCK - (0.0)%
Oil, Gas & Consumable Fuels - (0.0)%
WPX Energy, Inc. ‡	(3,700)	(67)
Total Common Stock (cost $(67))

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS - (5.6%)
Fannie Mae, TBA
3.50%	$(7,600)	(7,816)
4.00%	(12,300)	(12,889)
5.50%	(2,800)	(3,043)

Total U.S. Government Agency Obligations (cost $23,564)		(23,748)

Total Securities Sold Short (proceeds $(23,631))		(23,815)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(18)	03/21/2012	$(5)
2-Year U.S. Treasury Note	Long	37	03/30/2012	3
30-Year U.S. Treasury Bond	Short	(20)	03/21/2012	(35)
5-Year U.S. Treasury Note	Long	20	03/30/2012	3
90-Day Euro	Long	72	12/15/2014	42
90-Day Euro	Long	72	03/16/2015	51
S&P 500 E-Mini Index	Long	24	03/16/2012	17
Ultra Long U.S. Treasury Bond	Long	4	03/21/2012	16

				$92

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
Percentage rounds to less than 0.1%.
Ž	The security has a perpetual maturity. The date shown is the next call date.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $454,445. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost were $16,947 and $13,050, respectively. Net unrealized appreciation for tax purposes is $3,897.
g	A portion of these securities in the amount of $633 has been segregated as collateral with the broker to cover margin requirements for open futures contracts
¿	Amount is less than 1.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $34,103, or 8.03%, of the fund’s net assets.
ADR	American Depositary Receipt
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
TBA	To Be Announced

CURRENCY ABBREVIATION:

BRL	Brazilian Real

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$6,825	$—	$6,825
Common Stocks	247,555	9,331	—	256,886
Corporate Debt Securities	—	46,635	—	46,635
Foreign Government Obligations	—	6,807	—	6,807
Mortgage-Backed Securities	—	22,025	—	22,025
Preferred Corporate Debt Securities	—	437	—	437
Preferred Stocks	173	—	—	173
Purchased Options	20	—	—	20
Repurchase Agreement	—	17,789	—	17,789
U.S. Government Agency Obligations	—	80,268	—	80,268
U.S. Government Obligations	—	20,477	—	20,477

Total	$247,748	$210,594	$—	$458,342

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

Securities Sold Short	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stock	$(67)	$—	$—	$(67)
U.S. Government Agency Obligations	—	(23,748)	—	(23,748)

Total	$(67)	$(23,748)	$—	$(23,815)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$132	$—	$—	$132
Futures Contracts - Depreciation	(40)	—	—	(40)

Total	$92	$—	$—	$92

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $432,316)	$440,553
Repurchase agreement, at value (cost: $17,789)	17,789
Cash	27
Receivables:
Investment securities sold	61,432
Shares sold	140
Interest	1,185
Dividends	420
Dividend reclaims	2
Variation margin	7
Prepaid expenses	1

	521,556

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	72,462
Shares redeemed	121
Management and advisory fees	269
Distribution and service fees	31
Administration fees	7
Transfer agent fees	—	(A)
Trustees fees	—	(A)
Printing and shareholder reports fees	55
Audit and tax fees	9
Interest from securities sold short	30
Other	52
Securities sold short, at value (proceeds: $23,631)	23,815

	96,851

Net assets	$424,705

Net assets consist of:
Capital stock ($.01 par value)	$331
Additional paid-in capital	342,672
Undistributed (accumulated) net investment income (loss)	7,325
Undistributed (accumulated) net realized gain (loss) from investment securities, futures, written option and swaption contracts and foreign currency transactions	66,231
Net unrealized appreciation (depreciation) on:
Investment securities	8,237
Futures contracts	92
Translation of assets and liabilities denominated in foreign currencies	1
Securities sold short	(184)

Net assets	$424,705

Net assets by class:
Initial Class	$276,623
Service Class	148,082
Shares outstanding:
Initial Class	21,495
Service Class	11,622
Net asset value and offering price per share:
Initial Class	$12.87
Service Class	12.74

(A)	Rounds to less than $1.

Investment income:
Dividend income (including withholding taxes on foreign dividends of $15)	$4,640
Interest income	6,665
Securities lending income (net)	—	(A)

11,305

Expenses:
Management and advisory	3,266
Distribution and service:
Service Class	359
Printing and shareholder reports	215
Custody	143
Administration	87
Legal	23
Audit and tax	14
Trustees	13
Transfer agent	3
Other	12

Total expenses	4,135

Net investment income	7,170

Net realized gain (loss) on transactions from:
Investment securities	81,180
Futures contracts	(423)
Written option and swaption contracts	159
Foreign currency transactions	(1)
Securities sold short	(117)

80,798

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(72,330)
Futures contracts	92
Securities sold short	(184)

Change in unrealized appreciation (depreciation)	(72,422)

Net realized and unrealized gain	8,376

Net increase in net assets resulting from operations	$15,546

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment income	$7,170	$9,843
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts and foreign currency transactions	80,798	17,537
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts	(72,422)	34,201

Net increase in net assets resulting from operations	15,546	61,581

Distributions to shareholders:
From net investment income:
Initial Class	(6,701)	(1,308)
Service Class	(3,238)	(386)

Total distributions to shareholders	(9,939)	(1,694)

Capital share transactions:
Proceeds from shares sold:
Initial Class	21,205	10,457
Service Class	44,242	37,272

	65,447	47,729

Proceeds from fund acquisition:
Initial Class	—	230,299
Service Class	—	24,599

	—	254,898

Dividends and distributions reinvested:
Initial Class	6,701	1,308
Service Class	3,238	386

	9,939	1,694

Cost of shares redeemed:
Initial Class	(48,343)	(35,445)
Service Class	(22,455)	(15,753)

	(70,798)	(51,198)

Net increase in net assets from capital shares transactions	4,588	253,123

Net increase in net assets	10,195	313,010

Net assets:
Beginning of year	414,510	101,500

End of year	$424,705	$414,510

Undistributed net investment income	$7,325	$9,938

Share activity:
Shares issued:
Initial Class	1,628	937
Service Class	3,416	3,385

	5,044	4,322

Shares issued on fund acquisition:
Initial Class	—	20,822
Service Class	—	2,243

	—	23,065

Shares issued-reinvested from distributions:
Initial Class	548	126
Service Class	268	38

	816	164

Shares redeemed:
Initial Class	(3,754)	(3,224)
Service Class	(1,770)	(1,469)

	(5,524)	(4,693)

Net increase (decrease) in shares outstanding:
Initial Class	(1,578)	18,661
Service Class	1,914	4,197

	336	22,858

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011		2010	2009	2008	2007
Net asset value
Beginning of year	$12.68		$10.27	$8.38	$13.70	$12.25
Investment operations
Net investment income(A)	0.23		0.41	0.21	0.22	0.19
Net realized and unrealized gain (loss)	0.27		2.05	1.97	(4.36)	1.47

Total operations	0.50		2.46	2.18	(4.14)	1.66

Distributions
From net investment income	(0.31)		(0.05)	(0.16)	(0.21)	(0.15)
From net realized gains	—		—	(0.13)	(0.97)	(0.06)

Total distributions	(0.31)		(0.05)	(0.29)	(1.18)	(0.21)

Net asset value
End of year	$12.87		$12.68	$10.27	$8.38	$13.70

Total return(B)	4.04%		24.12%	26.30%	(32.40%)	13.61%
Net assets end of year (000’s)	$276,623		$292,510	$45,319	$36,361	$81,632
Ratio and supplemental data
Expenses to average net assets	0.87%		0.87%	0.91%	0.90%	0.89%
Net investment income, to average net assets	1.72%		3.75%	2.26%	1.89%	1.49%
Portfolio turnover rate	245	%(C)	69%	82%	67%	60%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011		2010	2009	2008	2007
Net asset value
Beginning of year	$12.57		$10.19	$8.33	$13.64	$12.21
Investment operations
Net investment income(A)	0.19		0.34	0.18	0.19	0.16
Net realized and unrealized gain (loss)	0.27		2.08	1.96	(4.34)	1.46

Total operations	0.46		2.42	2.14	(4.15)	1.62

Distributions
From net investment income	(0.29)		(0.04)	(0.15)	(0.19)	(0.13)
From net realized gains	—		—	(0.13)	(0.97)	(0.06)

Total distributions	(0.29)		(0.04)	(0.28)	(1.16)	(0.19)

Net asset value
End of year	$12.74		$12.57	$10.19	$8.33	$13.64

Total return(B)	3.75%		23.88%	25.94%	(32.57%)	13.38%
Net assets end of year (000’s)	$148,082		$122,000	$56,181	$22,473	$20,711
Ratio and supplemental data
Expenses to average net assets	1.12%		1.12%	1.16%	1.15%	1.14%
Net investment income, to average net assets	1.49%		3.11%	1.98%	1.71%	1.25%
Portfolio turnover rate	245	%(C)	69%	82%	67%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the fund’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective March 22, 2011, Transamerica Balanced VP changed its name to Transamerica Multi-Managed Balanced VP. Transamerica Multi-Managed Balanced VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Option and swaption contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.

The Fund writes call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

The Fund purchases put and call options on foreign or U.S. securities, indices, futures, swaps (“swaptions”), and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium, which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

The underlying face amounts of open option contracts at December 31, 2011 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2010	$—	$—
Sales	187	302
Expirations	(98)	(200)
Closing Buys (Bought Back)	(89)	(102)
Exercised	—	—

Balance at December 31, 2011	$—	$—

Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at the market price at the time of replacement. The Fund’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Fund considers the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. The Fund incurs a profit or a loss, depending upon whether the market price of the securities decrease or increase between the date of the short sale and the date on which the Fund must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace borrowed securities sold short.

When investing in short sales, the Fund is liable for any dividends payable on securities while those securities are in a short position and also bears other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on short sales in the Statements of Operations.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

The Fund had TBA’s outstanding as of December 31, 2011, which included in investment securities sold and investment securities purchased on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $6,018, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at the amount of distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

Prior to May 1, 2011, the expense limit was 1.20%.

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$826,263
U.S. Government	234,377

Proceeds from maturities and sales of securities:
Long-term	833,918
U.S. Government	227,106

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased options held throughout the year increased from zero contracts at the beginning of the year to five contracts at the end of the year. The volume of futures contracts held throughout the year increased from zero contracts at the beginning of the year to eight contracts at the end of the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Total
Asset derivatives

Purchased options, at value **	$20	$—	$20
Unrealized appreciation on futures contracts*	115	17	132
Liability derivatives

Unrealized depreciation on futures contracts*	(40)	—	(40)

Total	$95	$17	$112

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
**	Included within Investment securities at value.

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity Contracts	Foreign exchange contracts	Total
Realized Gain/(Loss) on derivatives recognized in income

Net realized gain (loss) on purchased options **	$(135)	$—	$—	$(135)
Net realized gain (loss) on futures contracts	(101)	(321)	(1)	(423)
Net realized gain (loss) on written options	159	—	—	159
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation on purchased options	(48)	—	—	(48)
Net change in unrealized appreciation on futures contracts	75	17	—	92

Total	$(50)	$(304)	$(1)	$(355)

**	Included within net realized gain (loss) on transactions from investment securities at value.
Included within net increase (decrease) in unrealized appreciation (depreciation) on transactions from Investment securities.

Transmerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—

Undistributed (accumulated) net investment income (loss)	156

Undistributed (accumulated) net realized gain (loss) from investment securities	(156)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards utilized during the year ended December 31, 2011 was $14,412.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$9,939
Long-term Capital Gain	—

2010 Distributions paid from:
Ordinary Income	1,694
Long-term Capital Gain	—

Transmerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$28,984

Undistributed Long-term Capital Gain	49,489

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	3,761

Other Temporary Differences	(532)

NOTE 7. REORGANIZATION

On April 30, 2010, Transamerica Balanced VP acquired all of the net assets of Transamerica Value Balanced VP pursuant to a Plan of Reorganization. Transamerica Balanced VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 23,065 shares of Transamerica Balanced VP for 24,062 shares of Transamerica Value Balanced VP outstanding on April 30, 2010. Transamerica Value Balanced VP’s net assets at that date, $254,898, including $33,869 unrealized appreciation, were combined with those of Transamerica Balanced VP. The aggregate net assets of Transamerica Balanced VP immediately before the acquisition were $112,393; the combined net assets of Transamerica Balanced VP immediately after the acquisition were $367,291. In the acquisition, Transamerica Balanced VP retained certain capital loss carryforwards from Transamerica Value Balanced VP in the amount of $23,590. Shares issued with the acquisition were as follows:

Transamerica Value Balanced VP

Class	Shares	Amount
Initial	20,822	$230,299
Service	2,243	24,599

The exchange ratio of the reorganization for the Fund is as follows (Transamerica Balanced VP shares issuable/ Transamerica Value Balanced VP):

Transamerica Value Balanced VP

Class	Exchange Ratio
Initial	0.95
Service	1.00

NOTE 8. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transmerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 9. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Managed Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Managed Balanced VP (formerly, Transamerica Balanced VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Managed Balanced VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Multi-Managed Balanced VP

(formerly, Transamerica Balanced VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management Inc.

Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market’s relatively flat return, as measured by the Standard & Poor’s 500® Index (“S&P 500”), for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S., and the downgrade of the U.S.’s credit rating by Standard & Poor’s. Developed world economies also looked weaker than expected – the U.S. economy was nearing its stall speed in the first half of 2011, while Europe’s economy was expected to fall into recession in 2012, if it was not there already. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

Invesco Advisers, Inc.

The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve Board and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade combined with the continuing saga surrounding the debt crisis in the Eurozone reignited fears of a global recession. Despite occasional signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Multi Managed Large Cap Core VP, Initial Class returned (2.27)%. By comparison, its benchmark, the Standard & Poor’s 500® Index, returned 2.11%.

STRATEGY REVIEW

Morgan Stanley Investment Management Inc.

In managing the growth stock portfolio, the Morgan Stanley Growth Team uses intensive fundamental research to seek high-quality growth companies. The team’s investment discipline favors companies that they believe have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

The growth portfolio underperformed the S&P 500 during the period. Stock selection and the considerable underweight in the energy sector dampened relative performance. Particularly detrimental were holdings in crude oil producer Ultra Petroleum Corp. (which is not represented in the S&P 500) and solar energy equipment provider First Solar, Inc. Stock selection in the consumer discretionary sector was unfavorable during the period, with weak results from positions in video streaming service Netflix, Inc., online retailer Amazon.com, Inc., and South African diversified media company Naspers, Ltd., (not represented in the S&P 500). Stock selection in the producer durables sector also dampened performance. Li & Fung Ltd., a Hong-Kong based consumer goods exporter, and Expeditors International of Washington, Inc., a global logistics services provider, were the weakest holdings in the sector. In contrast, the technology sector was the primary positive contributor to performance, due to stock selection. Holdings in personal computer, mobile communications, and media devices manufacturer Apple, Inc., Chinese internet search provider Baidu, Inc., online social networking provider Facebook, Inc. and communications equipment maker Motorola Solutions, Inc. performed well during the period. (Baidu, Inc. and Facebook, Inc. are not represented in the S&P 500).

Invesco Advisers, Inc.

Results were mixed among the sectors of the Russell 1000® Value Index, with cyclical industries such as financials, materials and information technology posting negative returns, while defensive sectors such as healthcare and consumer staples fared better, posting double digit positive returns.

On the positive side, strong stock selection in the health care sector was the largest contributor to Fund performance. Health care provider UnitedHealth Group, Inc., pharmaceuticals companies Bristol-Myers Squibb, Co. and GlaxoSmithKline PLC were top performers in this sector on a relative and absolute basis.

Stock selection and a significant overweight position in the consumer discretionary sector also enhanced relative performance of the fund. The Fund’s main consumer discretionary exposure was in media companies. Viacom, Inc. and Comcast, Corp. continued to be top performers during the reporting period, continuing the trend from the previous calendar year.

Favorable stock selection in the telecommunication services sector also aided Fund performance. Notably, Vodafone Group PLC was one of the largest relative contributors within this sector, as well as not owning names like Sprint Nextel Corp. helped relative performance versus the benchmark.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

(unaudited)

STRATEGY REVIEW (continued)

Invesco Advisers, Inc.

Unfavorable stock selection and a slight underweight position in the energy sector were the largest detractors from Fund performance. Specifically, the Fund had exposure to oil equipment and services companies Halliburton Co. and Weatherford International, Ltd., which were two of the main detractors in this sector. Both holdings were affected by decreasing profit margins from international drilling efforts that fell through during the economic slow-down in Europe and overseas, causing earnings expectations to be lowered, thereby, negatively affecting the stock price.

Unfavorable stock selection within and a meaningful overweight to information technology (“IT”) companies also dampened performance relative to the index. Within the IT sector, hardware and internet-related stocks, including Cisco Systems, Inc. and Hewlett-Packard Co., performed poorly over the reporting period. Cisco Systems, Inc. stock declined on cautious guidance regarding company revenue forecasts and worries of IT spending cuts from both the U.S. government and corporations. Hewlett-Packard Co. stock declined toward the end of the reporting period on concerns of overpaying for the acquisition of an enterprise software company. The company’s Chief Executive Officer (“CEO”) was replaced in September of 2011 by Meg Whitman, the prior CEO of eBay, Inc. (another fund holding).

A material underweight to utilities was a major detractor of performance, as utilities was the highest performing sector for the period, as investors sought defensive oriented, dividend yielding stocks during the market turmoil.

Finally, stock selection in the financials sector acted as a detractor from relative performance for the third quarter of 2011. Notably, exposure to diversified financials like Citigroup Inc., Bank of New York Mellon Corp. and Morgan Stanley detracted from both absolute and relative performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.

Toward the end of the reporting period, we reduced positions in media, pharmaceuticals and insurance companies due to rising valuations and used the proceeds to increase exposure to select diversified financial, banking, property and casualty insurance and integrated oil companies as they came under pressure.

We believe our contrarian philosophy and deep value approach of buying extremely undervalued companies can allow us to capitalize on market volatility and periods of down markets as value is created for new investment opportunities.

Dennis P. Lynch	Kevin Holt
David S. Cohen	Jason Leder
Sam G. Chainani	Devin Armstrong
Alexander T. Norton	James Warwick
Jason C. Yeung	Matthew Seinsheimer
Armistead B. Nash

Co-Portfolio Managers	Co-Portfolio Managers
Morgan Stanley Investment Management Inc.	Invesco Advisers, Inc.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(2.27)%	1.39%	3.98%	04/08/1991
S&P 500*	2.11%	(0.25)%	2.92%

Service Class	(2.53)%	1.14%	6.03%	05/01/2003

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

	Beginning Account Value	Actual Expenses		Hypothetical Expenses (B)		Annualized Expense Ratio
Fund Name		Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)

Transamerica Multi Managed Large Cap Core VP
Initial Class	$1,000.00	$909.90	$3.95	$1,021.07	$4.18	0.82%
Service Class	1,000.00	909.00	5.15	1,019.81	5.45	1.07

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Common Stocks	95.9%
Securities Lending Collateral	7.0
Repurchase Agreement	3.5
Convertible Preferred Stocks	0.5
Other Assets and Liabilities - Net	(6.9)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCK - 0.5%
Automobiles - 0.5%
Better Place ‡ §Δ	237,480	$1,078
Total Convertible Preferred Stock (cost $594)

COMMON STOCKS - 95.9%
Aerospace & Defense - 0.8%
Honeywell International, Inc.	29,849	1,622
Air Freight & Logistics - 0.9%
Expeditors International of Washington, Inc.	45,706	1,872
Automobiles - 0.6%
General Motors Co. ‡	65,767	1,333
Beverages - 0.2%
PepsiCo, Inc.	7,742	514
Capital Markets - 2.5%
Bank of New York Mellon Corp.	80,942	1,612
Charles Schwab Corp.	97,794	1,101
Goldman Sachs Group, Inc.	11,703	1,058
Morgan Stanley	57,124	864
State Street Corp.	11,952	482
Chemicals - 1.4%
Monsanto Co.	42,222	2,958
Commercial Banks - 2.5%
Fifth Third Bancorp	71,718	912
PNC Financial Services Group, Inc.	28,389	1,637
U.S. Bancorp	23,916	647
Wells Fargo & Co.	72,734	2,005
Commercial Services & Supplies - 1.6%
Edenred	134,718	3,316
Communications Equipment - 2.5%
Cisco Systems, Inc.	58,954	1,066
Motorola Solutions, Inc.	88,981	4,119
Computers & Peripherals - 6.1%
Apple, Inc. ‡	23,492	9,514
Dell, Inc. ‡	70,759	1,035
Hewlett-Packard Co.	77,972	2,009
Distributors - 0.9%
Li & Fung, Ltd.	1,048,000	1,938
Diversified Financial Services - 6.3%
Bank of America Corp.	197,137	1,096
BM&FBovespa SA	323,707	1,701
Citigroup, Inc.	104,968	2,762
CME Group, Inc. - Class A	6,075	1,480
JPMorgan Chase & Co.	83,137	2,765
Leucadia National Corp.	71,340	1,622
MSCI, Inc. - Class A ‡	49,441	1,628
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	39,479	1,194
Verizon Communications, Inc.	44,221	1,774
Electric Utilities - 1.5%
FirstEnergy Corp.	28,277	1,253
PPL Corp.	61,853	1,819
Electrical Equipment - 0.7%
Emerson Electric Co.	16,808	783
First Solar, Inc. ‡ ^	18,511	625
Energy Equipment & Services - 2.0%
Halliburton Co.	60,592	2,090
Noble Corp. ‡	15,705	475
Weatherford International, Ltd. ‡	103,800	1,520
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	50,007	2,039
Wal-Mart Stores, Inc.	18,637	1,114
Food Products - 3.3%
Kraft Foods, Inc. - Class A	50,728	1,895
Mead Johnson Nutrition Co. - Class A	43,820	3,011
Unilever NV	56,111	1,929
Health Care Equipment & Supplies - 1.8%
Intuitive Surgical, Inc. ‡	8,100	3,750
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	24,392	991

	Shares	Value (000’s)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	39,187	$1,985
WellPoint, Inc.	13,915	922
Hotels, Restaurants & Leisure - 2.3%
Las Vegas Sands Corp. ‡	34,023	1,454
Starbucks Corp.	35,320	1,625
Yum! Brands, Inc.	27,345	1,614
Household Products - 0.2%
Procter & Gamble Co.	5,950	397
Industrial Conglomerates - 1.5%
General Electric Co.	126,124	2,259
Textron, Inc. ^	50,366	931
Insurance - 2.9%
Aflac, Inc.	9,013	390
Allstate Corp.	85,539	2,345
American International Group, Inc. ‡	11,300	262
Chubb Corp. ^	6,886	477
MetLife, Inc.	33,494	1,044
Travelers Cos., Inc.	23,901	1,414
Internet & Catalog Retail - 5.5%
Amazon.com, Inc. ‡	43,572	7,543
Groupon, Inc. ‡ ^	67,485	1,392
NetFlix, Inc. ‡	12,130	840
priceline.com, Inc. ‡ ^	3,507	1,640
Internet Software & Services - 10.3%
Baidu, Inc. ADR ‡	27,699	3,226
eBay, Inc. ‡	138,999	4,216
Facebook, Inc. - Class B ‡ §Δ	133,996	3,618
Google, Inc. - Class A ‡	9,682	6,255
LinkedIn Corp. - Class A ‡ ^	15,605	983
Yahoo! Inc. ‡	114,459	1,846
Yandex NV - Class A ‡	55,323	1,090
Life Sciences Tools & Services - 0.7%
Illumina, Inc. ‡ ^	46,819	1,427
Machinery - 0.9%
Ingersoll-Rand PLC ^	58,387	1,779
Media - 7.2%
Comcast Corp. - Class A	172,312	4,085
McGraw-Hill Cos., Inc. ^	37,528	1,688
Naspers, Ltd. - Class N	35,450	1,551
News Corp. - Class B	91,795	1,669
Time Warner Cable, Inc.	28,346	1,802
Time Warner, Inc.	37,621	1,360
Viacom, Inc. - Class B	59,197	2,688
Metals & Mining - 1.0%
Alcoa, Inc.	110,447	955
Molycorp, Inc. ‡ ^	45,980	1,103
Multiline Retail - 0.6%
Macy’s, Inc.	11,877	382
Target Corp.	14,727	755
Oil, Gas & Consumable Fuels - 5.7%
BP PLC ADR	53,735	2,297
Chesapeake Energy Corp.	29,260	652
Chevron Corp.	21,217	2,257
Murphy Oil Corp.	22,906	1,277
Range Resources Corp.	21,224	1,315
Royal Dutch Shell PLC - Class A ADR	29,971	2,191
Ultra Petroleum Corp. ‡ ^	62,646	1,856
Paper & Forest Products - 1.6%
International Paper Co.	112,755	3,338
Personal Products - 0.2%
Avon Products, Inc.	18,574	324
Pharmaceuticals - 6.0%
Abbott Laboratories	7,570	426
Bristol-Myers Squibb Co.	67,948	2,394
GlaxoSmithKline PLC ADR ^	27,001	1,232
Merck & Co., Inc.	56,274	2,122
Pfizer, Inc.	135,644	2,935
Roche Holding AG ADR	20,464	871
Sanofi ADR	14,975	547

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. ‡	39,104	$1,826
Real Estate Management & Development - 1.7%
Brookfield Asset Management, Inc. - Class A	125,912	3,460
Semiconductors & Semiconductor Equipment - 1.6%
ARM Holdings PLC ADR ^	62,778	1,736
Intel Corp.	32,684	793
KLA-Tencor Corp. ^	8,246	398
NVIDIA Corp. ‡	22,121	307
Software - 3.0%
Microsoft Corp.	93,852	2,436
Salesforce.com, Inc. ‡ ^	20,555	2,086
VMware, Inc. - Class A ‡	10,990	914
Zynga, Inc. - Class A ‡ ^	79,169	745
Specialty Retail - 1.2%
Home Depot, Inc.	15,697	660
Lowe’s Cos., Inc.	41,581	1,055
Staples, Inc.	58,604	814
Trading Companies & Distributors - 0.9%
Fastenal Co.	44,602	1,945
Wireless Telecommunication Services - 0.5%
Vodafone Group PLC ADR	39,566	1,109

Total Common Stocks (cost $173,375)		198,260

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 7.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	14,413,473	$14,413
Total Securities Lending Collateral (cost $14,413)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $7,135 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 08/01/2026 - 12/01/2026, and with a total value of $7,283.	$7,135	7,135
Total Repurchase Agreement (cost $7,135)

Total Investment Securities (cost $195,517) P		220,886
Other Assets and Liabilities - Net		(14,223)

Net Assets		$206,663

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had an aggregate market value of $4,696, or 2.27%, of the fund’s net assets.
‡	Non-income producing security.
§	Illiquid. These securities had an aggregate market value of $4,696, or 2.27%, of the fund’s net assets.
^	All or a portion of this security is on loan. The value of all securities on loan is $14,074.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $195,808. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $43,142 and $18,064, respectively. Net unrealized appreciation for tax purposes is $25,078.
Δ	Restricted Security. At 12/31/2011, the fund owned the respective securities (representing 2.27% of the fund’s net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares*	Cost Per Share*	Cost	Fair Value	Fair Value Per Share*
Better Place	01/25/2010	237,480	$3.00	$594	$1,078	$4.54
Facebook, Inc. - Class B	02/02/2011	133,996	22.00	2,948	3,618	27.00

*	Amount not in thousands.

DEFINITION:

ADR         American Depositary Receipt

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$172,999	$21,643	$3,618	$198,260
Convertible Preferred Stocks	—	—	1,078	1,078
Repurchase Agreement	—	7,135	—	7,135
Securities Lending Collateral	14,413	—	—	14,413

Total	$187,412	$28,778	$4,696	$220,886

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Net Change in Unrealized Appreciation ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 ƒ
Common Stocks	$—	$2,948	$—	$—	$—	$670	$—	$—	$3,618	$670
Convertible Preferred Stocks	594	—	—	—	—	484	—	—	$1,078	484

Total	$594	$2,948	$—	$—	$—	$1,154	$—	$—	$4,696	$1,154

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $188,382) (including securities loaned of $14,074)	$213,751
Repurchase agreement, at value (cost: $7,135)	7,135
Receivables:
Investment securities sold	410
Shares sold	121
Securities lending income (net)	55
Dividends	298
Dividend reclaims	29
Short term interest	—	(A)
Prepaid Expense	—	(A)

	221,799

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	460
Shares redeemed	85
Management and advisory fees	138
Distribution and service fees	4
Administration fees	4
Printing and shareholder reports fees	9
Audit and tax fees	9
Other	14
Collateral for securities on loan	14,413

	15,136

Net assets	$206,663

Net assets consist of:
Capital stock ($.01 par value)	$137
Additional paid-in capital	220,950
Undistributed (accumulated) net investment income (loss)	1,784
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(41,577)
Net unrealized appreciation (depreciation) on:
Investment securities	25,369

Net assets	$206,663

Net assets by class:
Initial Class	$187,862
Service Class	18,801
Shares outstanding:
Initial Class	12,481
Service Class	1,229
Net asset value and offering price per share:
Initial Class	$15.05
Service Class	15.30

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $77)	$3,470
Interest income	1
Securities lending income (net)	205

3,676

Expenses:
Management and advisory	1,676
Distribution and service:
Service Class	47
Printing and shareholder reports	27
Custody	46
Administration	45
Legal	12
Audit and tax	13
Trustees	7
Transfer agent	2
Other	10

Total expenses	1,885

Recaptured expenses	6

Net expenses	1,891

Net investment income	1,785

Net realized gain (loss) on transactions from:
Investment securities	21,676
Foreign currency transactions	(1)

21,675

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(28,393)
Translation of assets and liabilities denominated in foreign currencies	(1)

Change in unrealized appreciation (depreciation)	(28,394)

Net realized and unrealized loss	(6,719)

Net decrease in net assets resulting from operations	$(4,934)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment income	$1,785	$1,601
Net realized gain (loss) from investment securities and foreign currency transactions	21,675	7,908
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(28,394)	27,146

Net increase (decrease) in net assets resulting from operations	(4,934)	36,655

Distributions to shareholders:
From net investment income:
Initial Class	(1,488)	(1,290)
Service Class	(106)	(71)

Total distributions to shareholders	(1,594)	(1,361)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,300	6,789
Service Class	8,440	5,445

	22,740	12,234

Dividends and distributions reinvested:
Initial Class	1,488	1,290
Service Class	106	71

	1,594	1,361

Cost of shares redeemed:
Initial Class	(28,999)	(34,300)
Service Class	(5,641)	(3,541)

	(34,640)	(37,841)

Net decrease in net assets from capital shares transactions	(10,306)	(24,246)

Net increase (decrease) in net assets	(16,834)	11,048

Net assets:
Beginning of year	223,497	212,449

End of year	$206,663	$223,497

Undistributed net investment income	$1,784	$1,594

Share activity:
Shares issued:
Initial Class	899	490
Service Class	520	383

	1,419	873

Shares issued-reinvested from distributions:
Initial Class	100	102
Service Class	7	6

	107	108

Shares redeemed:
Initial Class	(1,841)	(2,513)
Service Class	(358)	(261)

	(2,199)	(2,774)

Net increase (decrease) in shares outstanding:
Initial Class	(842)	(1,921)
Service Class	169	128

	(673)	(1,793)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$15.52	$13.12	$9.09	$19.04	$18.73
Investment operations
Net investment income(A)	0.13	0.11	0.10	0.18	0.19
Net realized and unrealized gain (loss)	(0.48)	2.38	4.02	(7.25)	1.50

Total operations	(0.35)	2.49	4.12	(7.07)	1.69

Distributions
From net investment income	(0.12)	(0.09)	(0.09)	(0.23)	(0.19)
From return of capital	—	—	—	(2.65)	(1.19)

Total distributions	(0.12)	(0.09)	(0.09)	(2.88)	(1.38)

Net asset value
End of year	$15.05	$15.52	$13.12	$9.09	$19.04

Total return(B)	(2.27%)	19.17%	45.41%	(42.08%)	9.25%
Net assets end of year (000’s)	$187,862	$206,764	$1,996,996	$73,100	$153,192
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.82%	0.84%	0.84%	0.83%	0.82%
Before reimbursement/fee waiver	0.82%	0.83%	0.85%	0.83%	0.82%
Net investment income, to average net assets	0.82%	0.79%	0.91%	1.20%	0.97%
Portfolio turnover rate	27%	27%	73%	37%	37%
For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$15.79	$13.36	$9.27	$19.36	$19.04
Investment operations
Net investment income(A)	0.09	0.07	0.07	0.14	0.15
Net realized and unrealized gain (loss)	(0.49)	2.43	4.10	(7.38)	1.51

Total operations	(0.40)	2.50	4.17	(7.24)	1.66

Distributions
From net investment income	(0.09)	(0.07)	(0.08)	(0.20)	(0.15)
From return of capital	—	—	—	(2.65)	(1.19)

Total distributions	(0.09)	(0.07)	(0.08)	(2.85)	(1.34)

Net asset value
End of year	$15.30	$15.79	$13.36	$9.27	$19.36

Total return(B)	(2.53%)	18.87%	45.09%	(42.20%)	8.94%
Net assets end of year (000’s)	$18,801	$16,733	$12,453	$1,852	$1,878
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	1.09%	1.09%	1.08%	1.06%
Before reimbursement/fee waiver	1.07%	1.08%	1.10%	1.08%	1.06%
Net investment income, to average net assets	0.58%	0.54%	0.65%	0.98%	0.74%
Portfolio turnover rate	27%	27%	73%	37%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi Managed Large Cap Core VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2011 are listed in the Schedule of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $9, are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Funds’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.84% Expense Limit

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $6. There were no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$58,681
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	67,632
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gain (loss) from investment securities	1

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$26,470	December 31, 2016
14,817	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $21,967.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$1,594
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	1,361
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$1,785

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(41,287)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	25,078

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

NOTES TO THE FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Managed Large Cap Core VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Managed Large Cap Core VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Managed Large Cap Core VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Multi Managed Large Cap Core VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

(unaudited)

MARKET ENVIRONMENT

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. Yields on U.S. Treasuries rose overall amid signs of economic recovery in the U.S. and concerns the Federal Reserve Board’s (“Fed’s”) second round of quantitative easing (“QE2”) might spark inflation. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasuries.

With this flight to quality, Treasury yields fell in the second quarter as higher gasoline prices and lingering effects of Japan’s earthquake on global supply chains crimped U.S. growth. Concern about the sovereign debt crisis in the Eurozone further boosted demand for Treasuries. On June 30th, the Federal Reserve Board (“Fed”) ended its $600 billion program of buying Treasuries, QE2, and indicated its intention to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet. The Fed also reiterated its “extended period” language for a near-zero federal funds rate.

With the Fed’s continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, Standard and Poor’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries. Additionally, the Eurozone sovereign debt crisis intensified as the likelihood of a Greek debt restructuring increased. Other European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist”, signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012. To finance this program, the Fed agreed to sell Treasury securities with remaining maturities of three years or less to make financial conditions more accommodative by putting downward pressure on longer-term interest rates.

Following the Fed’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets. In response to these pressures, the International Monetary Fund (“IMF”) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth of the European Financial Stability Fund (“EFSF”), many Eurozone countries still faced increasing unemployment and worsening debt-to-gross domestic products ratios into the year end.

PERFORMANCE

For the period from inception May 1, 2011 through December 31, 2011, Transamerica PIMCO Real Return TIPS VP, Initial Class returned 7.80%. By comparison, its benchmark, the Barclays Capital Global Real U.S. Treasury Inflation Protection Securities Index, returned 8.52%.

STRATEGY REVIEW

An underweight to U.S. duration during the period detracted from returns as the 10-year U.S. Treasury yield fell to end the year at 1.89 percent. Conversely, interest rate exposure in Europe added to performance as the 10-year Bund yield fell to end the year at 1.83 percent. An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) favoring U.S. nominal duration added to returns, as TIPS outperformed nominal Treasuries during the year. Holdings of Australian inflation-linked bonds added returns as these rallied over the year. Finally, modest exposure to financials, a subsector within the investment grade corporate sector, was negative for performance as financials underperformed the overall investment grade corporate market. Slight exposure to money market futures added to performance as they increased in price over the year. An underweight to the long end of the Treasury curve via interest rate swaps was a detractor on performance as the 30-year yield fell 145 basis points over the year.

Mihir Worah

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	10 Years or Life of Class	Inception Date
Initial Class	7.80%	05/01/2011
Barclays Capital Global Real U.S. TIPS*	8.52%

Service Class	7.70%	05/01/2011

NOTES

*	The Barclays Capital Global Real U.S. Treasury Inflation Protected Securities Index (“Barclays Capital Global Real U.S. TIPS”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio
Transamerica PIMCO Real Return TIPS VP
Initial Class	$1,000.00	$1,070.50	$4.70	$1,020.67	$4.58	0.90%
Service Class	1,000.00	1,069.50	6.00	1,019.41	5.85	1.15

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligation	82.3%
Repurchase Agreement	59.7
Foreign Government Obligation	5.5
U.S. Government Agency Obligation	1.6
Corporate Debt Security	1.6
Mortgage-Backed Security	1.2
Asset-Backed Security	1.2
Certificate of Deposit	0.3
Other Assets and Liabilities - Net(A)	(53.4)

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)		Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 82.3%
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/2016		$3,385	$3,529
0.63%, 07/15/2021		11,250	12,034
1.13%, 01/15/2021		2,866	3,197
1.75%, 01/15/2028		1,189	1,430
2.00%, 01/15/2026		342	421
2.13%, 02/15/2040 - 02/15/2041		4,937	6,662
2.38%, 01/15/2025 - 01/15/2027		7,477	9,555
2.50%, 01/15/2029		211	281
3.63%, 04/15/2028		1,120	1,665
3.88%, 04/15/2029		1,515	2,360
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/2015		627	656
1.25%, 07/15/2020 g		4,308	4,873
1.38%, 07/15/2018 - 01/15/2020		6,182	7,026
1.88%, 07/15/2013		740	774
2.00%, 04/15/2012 - 01/15/2016		1,287	1,312
3.00%, 07/15/2012		5,037	5,145
3.38%, 01/15/2012		1,467	1,467

Total U.S. Government Obligations (cost $62,060)			62,387

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.6%
Fannie Mae
5.78%, 06/07/2022		1,000	1,021
Tennessee Valley Authority Principal STRIPS
7.58%, 04/15/2042 ▲ § ‡		200	210

Total U.S. Government Agency Obligations (cost $1,259)			1,231

FOREIGN GOVERNMENT OBLIGATIONS - 5.5%
Australia Government Bond
4.00%, 08/20/2020	AUD	400	760
5.50%, 01/21/2018		1,000	1,139
Canadian Government Bond
1.50%, 12/01/2044	CAD	104	133
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/2021	EUR	419	402
United Kingdom Gilt
1.88%, 11/22/2022	GBP	116	230
4.25%, 12/07/2040		800	1,528

Total Foreign Government Obligations (cost $4,121)			4,192

MORTGAGE-BACKED SECURITIES - 1.2%
DBUBS Mortgage Trust
Series 2011-LC2A, Class A2
3.39%, 07/10/2044 - 144A		$100	103
First Horizon Asset Securities, Inc.
Series 2004-AR7, Class 2A2
2.63%, 02/25/2035 *		100	84
Granite Mortgages PLC
Series 2003-3, Class 1A3
0.81%, 01/20/2044 *		463	445
GSR Mortgage Loan Trust
Series 2005-AR7, Class 2A1
2.74%, 11/25/2035 *		134	111
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A3A
4.68%, 07/15/2042		83	84

	Principal (000’s)		Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.37%, 09/15/2021 - 144A *		$118	$112

Total Mortgage-Backed Securities (cost $972)			939

ASSET-BACKED SECURITIES - 1.2%
Chester Asset Receivables Dealings
Series 2004-1, Class A
1.20%, 04/15/2016 *		100	151
Commercial Industrial Finance Corp.
Series 2006-2A, Class A1L
0.79%, 03/01/2021 - 144A *		100	92
Series 2007-1A, Class A1L
0.70%, 05/10/2021 - 144A *		100	91
Driver One GmbH
Series 8, Class A
1.84%, 02/21/2017 *		77	100
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D
0.63%, 11/25/2035 *		149	124
SLC Student Loan Trust
Series 2009-AA, Class A
4.75%, 06/15/2033 - 144A *		199	194
SLM Student Loan Trust
Series 2009-D, Class A
3.50%, 08/17/2043 - 144A *		181	177

Total Asset-Backed Securities (cost $965)			929

CORPORATE DEBT SECURITIES - 1.6%
Capital Markets - 0.1%
Goldman Sachs Group, Inc.
1.94%, 01/30/2017 *	EUR	100	105
Chemicals - 0.1%
Lyondell Chemical Co.
11.00%, 05/01/2018		$50	55
Commercial Banks - 0.8%
Barclays Bank PLC
0.75%, 03/23/2017 *		200	182
HSBC Bank PLC
3.10%, 05/24/2016 - 144A		200	199
ING Bank NV
5.00%, 06/09/2021 - 144A		200	194
Consumer Finance - 0.2%
Ally Financial, Inc.
7.00%, 02/01/2012		100	100
SLM Corp.
6.17%, 12/15/2013 *		50	49
Diversified Financial Services - 0.1%
Ford Motor Credit Co., LLC
7.50%, 08/01/2012		100	103
Diversified Telecommunication Services - 0.2%
TDC A/S
3.50%, 02/23/2015 - Reg S	EUR	100	134
Food & Staples Retailing - 0.1%
Wesfarmers, Ltd.
2.98%, 05/18/2016 - 144A		$100	101

Total Corporate Debt Securities (cost $1,288)			1,222

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
CERTIFICATE OF DEPOSIT - 0.3%
Commercial Banks - 0.3%
Abbey National Treasury Services PLC
1.69%, 06/10/2013 *	$200	$200
Total Certificate of Deposit (cost $200)

REPURCHASE AGREEMENTS - 59.7%
Bank of America 0.00%▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Obligation, 0.25%, due 12/15/2014, and with a value of $3,775.	3,700	3,700
Bank of Nova Scotia 0.02%▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Obligation, 1.50%, due 07/31/2016, and with a value of $3,758.	3,700	3,700
Barclays Capital, Inc. 0.02%▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Obligation, 2.375%, due 01/15/2027, and with a value of $3,744.	3,700	3,700
BNP Paribas 0.05% ▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 5.00%, due 07/01/2035, and with a value of $3,817.	3,700	3,700
Credit Suisse Securities USA 0.00%▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Obligation, 0.375%, due 06/30/2013, and with a value of $3,776.	3,700	3,700
Deutsche Bank AG 0.05%▲, dated 12/30/2011, to be repurchased at $11,100 on 01/03/2012. Collateralized by a U.S. Government Obligation, 4.75%, due 02/15/2037, and with a value of $11,175.	11,100	11,100

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS (continued)
Goldman Sachs 0.06% ▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 6.00%, due 06/01/2040, and with a value of $3,819.	$3,700	$3,700
JPMorgan Securities 0.01%▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 0.87%, due 09/12/2014, and with a value of $3,762.	3,700	3,700
Royal Bank of Scotland 0.01%▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 0.875%, due 12/27/2013, and with a value of $3,767.	3,700	3,700
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $867 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, and with a value of $887.	867	867
UBS Securities, Inc. 0.00% ▲, dated 12/30/2011, to be repurchased at $3,700 on 01/03/2012. Collateralized by a U.S. Government Obligation, 0.375%, due 08/31/2012, and with a value of $3,771.	3,700	3,700

Total Repurchase Agreements (cost $45,267)		45,267

Total Investment Securities (cost $116,132) P		116,367
Other Assets and Liabilities - Net		(40,488)

Net Assets		$75,879

WRITTEN SWAPTIONS:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Put - Interest Rate Swap, European Style	DUB	1-Year IRO USD	Pay	1.75%	07/11/2013	$(900)	$(4)	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Net Unrealized (Depreciation) (000’s)
FRC-EXT-CPI	1.85%	10/15/2016	BCLY	EUR	500	$(10)	$(5)	$(5)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

SWAP AGREEMENTS (continued):

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

					Notional	Market	Premiums	Net Unrealized
		Maturity		Currency	Amount	Value	(Received)	(Depreciation)
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	(000’s)	(000’s)	(000’s)	(000’s)
3-Month USD-LIBOR	4.00%	12/21/2041	DUB	USD	$200	$(59)	$(41)	$(18)

FUTURES CONTRACTS: g

				Net Unrealized
				Appreciation
Description	Type	Contracts	Expiration Date	(000’s)
90-Day Euro	Long	10	03/18/2013	$16
90-Day Euro	Long	11	06/17/2013	20
90-Day Euro	Long	7	12/16/2013	9

				$45

FORWARD FOREIGN CURRENCY CONTRACTS:

		Contracts		Amount in U.S.	Net Unrealized
		Bought		Dollars Bought	Appreciation
		(Sold)		(Sold)	(Depreciation)
Currency	Counterparty	(000’s)	Settlement Date	(000’s)	(000’s)
Australian Dollar	BCLY	(2,117)	02/23/2012	$(2,080)	$(71)
Australian Dollar	BCLY	(163)	02/23/2012	(161)	(5)
Canadian Dollar	BCLY	(130)	02/09/2012	(128)	¿
Chinese Yuan Renminbi	BCLY	640	06/01/2012	100	1
Euro	GSC	1,000	01/04/2012	1,312	(18)
Euro	BCLY	(1,000)	01/04/2012	(1,330)	36
Euro	DUB	(8)	01/17/2012	(11)	1
Euro	BCLY	29	01/17/2012	40	(2)
Euro	BCLY	133	01/17/2012	173	(1)
Euro	GSC	(1,000)	02/02/2012	(1,312)	18
Pound Sterling	BCLY	(1,227)	03/12/2012	(1,919)	14

					$(27)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
Counterparty	(000’s)	(000’s)	(000’s)
BCLY	$(38)	$—	$(38)
DUB	(59)	—	(59)
GSC	—	(340)	(340)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
g	A portion of this security in the amount of $45 and cash in the amount of $46 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
Cash in the amount of $340 is segregated as collateral by the broker to cover open forward foreign currency contracts.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
§	Illiquid. This security had an aggregate market value of $210, or 0.28%, of the fund’s net assets.
‡	Non-income producing security.
¿	Amount is less than 1.
P	Aggregate cost for federal income tax purposes is $116,323. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $388 and $344, respectively. Net unrealized appreciation for tax purposes is $44.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $1,263, or 1.66%, of the fund’s net assets.
BCLY	Barclays Bank PLC
DUB	Deutsche Bank AG
FRC-EXT-CPI	France Ex-Tobacco Consumer Price Index
GSC	Goldman Sachs & Co.
IRO	Interest Rate Option
LIBOR	London Interbank Offered Rate
OTC	Over the Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$929	$—	$929
Certificates of Deposit	—	200	—	200
Corporate Debt Securities	—	1,222	—	1,222
Foreign Government Obligations	—	4,192	—	4,192
Mortgage-Backed Securities	—	939	—	939
Repurchase Agreements	—	45,267	—	45,267
U.S. Government Agency Obligations	—	1,231	—	1,231
U.S. Government Obligations	—	62,387	—	62,387

Total	$—	$116,367	$—	$116,367

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Written Swaptions	$—	$(1)	$—	$(1)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$45	$—	$—	$45
Forward Foreign Currency Contracts - Appreciation	—	70	—	70
Forward Foreign Currency Contracts - Depreciation	—	(97)	—	(97)
Interest Rate Swaps - Depreciation	—	(23)	—	(23)

Total	$45	$(50)	$—	$(5)

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the period ended December 31, 2011(A)

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $70,865)	$71,100
Repurchase agreement, at value (cost: $45,267)	45,267
Cash on deposit with broker	46
Foreign currency, at value (cost: $37)	36
Receivables:
Shares sold	126
Interest	377
Variation margin	3
Unrealized appreciation on forward foreign currency contracts	70

	117,025

Liabilities:
Cash deposit due to broker	340
Accounts payable and accrued liabilities:
Investment securities purchased	40,462
Shares redeemed	82
Management and advisory fees	58
Distribution and service fees	13
Administration fees	1
Audit and tax fees	12
Trustees fees	—	(A)
Transfer Agent fees	—	(A)
Other	11
Unrealized depreciation on forward foreign currency contracts	97
Written options and swaptions, at value (premium: $4)	1
Unrealized depreciation on swap agreements	23
Premium received on swap agreements	46

	41,146

Net assets	$75,879

Net assets consist of:
Capital stock ($.01 par value)	$70
Additional paid-in capital	73,614
Undistributed (accumulated) net investment income (loss)	299
Undistributed (accumulated) net realized gain (loss) from investment securities, futures, written option and swaption contracts and foreign currency transactions	1,658
Net unrealized appreciation (depreciation) on:
Investment securities	235
Futures contracts	45
Written option and swaption contracts	3
Swap agreements	(23)
Translation of assets and liabilities denominated in foreign currencies	(22)

Net assets	$75,879

Net assets by class:
Initial Class	$10,786
Service Class	65,093
Shares outstanding:
Initial Class	1,001
Service Class	6,044
Net asset value and offering price per share:
Initial Class	$10.78
Service Class	10.77

(A)	Rounds to less than $1.

Investment income:
Interest income	438

Expenses:
Management and advisory	176
Distribution and service:
Service Class	45
Printing and shareholder reports	2
Custody	26
Administration	5
Legal	2
Registration	—	(B)
Audit and tax	19
Trustees	1
Transfer agent	—	(B)
Other	—	(B)

Total expenses	276
Less waiver/reimbursement	(5)

Net expenses	271

Net investment income	167

Net realized gain (loss) on transactions from:
Investment securities	1,594
Futures contracts	120
Written option and swaption contracts	6
Foreign currency transactions	70
Swaps	—	(B)

	1,790

Net increase in unrealized appreciation (depreciation) on:
Investment securities	235
Futures contracts	45
Written option and swaption contracts	3
Swap agreements	(23)
Translation of assets and liabilities denominated in foreign currencies	(22)

Change in unrealized appreciation (depreciation)	238

Net realized and unrealized gain	2,028

Net increase in net assets resulting from operations	$2,195

(A)	Commenced operations on May 1, 2011.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

(all amounts in thousands)

December 31,
2011 (A)

From operations:
Net investment income	$167
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts and foreign currency transactions	1,790
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency translation	238

Net increase in net assets resulting from operations	2,195

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,066
Service Class	67,801

77,867

Cost of shares redeemed:
Initial Class	(59)
Service Class	(4,124)

(4,183)

Net increase in net assets from capital shares transactions	73,684

Net increase in net assets	75,879

Net assets:
Beginning of period	—

End of year	$75,879

Undistributed net investment income	$299

Share activity:
Shares issued:
Initial Class	1,006
Service Class	6,434

7,440

Shares redeemed:
Initial Class	(5)
Service Class	(390)

(395)

Net increase (decrease) in shares outstanding:
Initial Class	1,001
Service Class	6,044

7,045

(A)	Commenced operations on May 1, 2011.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class		Service Class
	May 1 to		May 1 to
	Dec 31,		Dec 31,
	2011(A)		2011(A)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(B)	0.14		0.01
Net realized and unrealized gain	0.64		0.76

Total operations	0.78		0.77

Net asset value
End of year	$10.78		$10.77

Total return(C)	7.80	%(D)	7.70	%(D)

Net assets end of year (000’s)	$10,786		$65,093
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90	%(E)	1.15	%(E)
Before reimbursement/fee waiver	0.92	%(E)	1.17	%(E)
Net investment income, to average net assets	0.90	%(E)	0.06	%(E)
Portfolio turnover rate	384	%(D)	384	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Real Return TIPS VP (the “Fund”) commenced operations May 1, 2011. The Fund is part of TST. The Fund is “non-diversified” under the 1940 Act.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2011 are listed in the Schedule of Investments.

Option and swaption contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.

The Fund writes call and put options/swaptions on futures, swaps, securities or currencies it owns or in which it may invest, and inflation-capped options. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

The underlying face amounts of open option and swaption contracts at December 31, 2011 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at May 1, 2011	$—	$—
Sales	3	7
Closing Buys	(3)	(7)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2011	$—	$—

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at May 1, 2011	$—	$—
Sales	17	1,800
Closing Buys	(13)	(900)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2011	$4	$900

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency, interest rate risk and commodity risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The Fund sells credit default swaps which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. To help hedge against this risk, the Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A fund with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The open swap agreements at December 31, 2011 are disclosed in the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2011 are listed in the Schedule of Investments.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the period ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market	% of Net
	Value	Assets
Transamerica Asset Allocation - Conservative VP	$10,713	14.12%
Transamerica Madison Conservative Allocation VP	73	0.10%

Total	$10,786	14.22%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.90% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$5	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$19,027
U.S. Government	189,610

Proceeds from maturities and sales of securities:
Long-term	3,795
U.S. Government	161,072

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts, futures, written swaptions and swaps held at year end is indicative of the volume held since inception. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$—	$70	$70
Unrealized appreciation on futures contracts*	45	—	45
Liability derivatives
Written options and swaption, at value	(1)	—	(1)
Premium received on swap agreements	(46)	—	(46)
Unrealized depreciation on swap agreements	(23)	—	(23)
Unrealized depreciation on forward foreign currency contracts	—	(97)	(97)

Total	$(25)	$(27)	$(52)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain (loss) on written options and swaptions	$6	$—	$6
Net realized gain (loss) on forward foreign currency transactions	—	188	188
Net realized gain (loss) on futures contracts	120	—	120
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation (depreciation) on written options and swaptions	3	—	3
Net change in unrealized appreciation (depreciation) on swap agreements	(23)	—	(23)
Net change in unrealized appreciation (depreciation) on futures contracts	45	—	45
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(27)	(27)

Total	$151	$161	$312

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$	¿
Undistributed (accumulated) net investment income (loss)		132
Undistributed (accumulated) net realized gain (loss) from investment securities		(132)

¿	Amount rounds to less than $1.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$2,111

Undistributed Long-term Capital Gain	65

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	29

Other Temporary Differences	(10)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Real Return TIPS VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Real Return TIPS VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Real Return TIPS VP of Transamerica Series Trust at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Real Return TIPS VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. Yields on U.S. Treasuries rose overall amid signs of economic recovery in the U.S. and concerns the Federal Reserve’s (“Fed’s”) second round of quantitative easing (“QE2”) might spark inflation. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasuries.

With this flight to quality, Treasury yields fell in the second quarter as higher gasoline prices and lingering effects of Japan’s earthquake on global supply chains crimped U.S. growth. Concern about the sovereign debt crisis in the Eurozone further boosted demand for Treasuries. On June 30, the Fed ended its $600 billion program of buying Treasuries known as QE2, and indicated its intention to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet. The Fed also reiterated its “extended period” language for a near-zero federal funds rate.

With the Fed’s continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, Standard & Poor’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries. Additionally, the Eurozone sovereign debt crisis intensified as the likelihood of a Greek debt restructuring increased. Other European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012. To finance this program, the Fed agreed to sell Treasury securities with remaining maturities of 3 years or less to make financial conditions more accommodative by putting downward pressure on longer-term interest rates.

Following the Fed’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets. In response to these pressures, the International Monetary Fund (“IMF”) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth of the European Financial Stability Fund (“EFSF”), many Eurozone countries still faced increasing unemployment and worsening debt-to-gross domestic product ratios into the year end.

PERFORMANCE

For the year ended December 31, 2011, Transamerica PIMCO Total Real Return VP, Initial Class returned 6.27%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.84%.

STRATEGY REVIEW

An underweight to U.S. duration early in the year added to returns as the 10-year U.S. Treasury yield rose in the first quarter. However, this positive impact was offset as a continued underweight to U.S. duration detracted from returns as the 10-year Treasury yield fell to end the year at 1.89 percent. Exposure to non-U.S. developed interest rates, particularly core Europe, was positive for returns as the 10-year German Bund yield fell to end the year at 1.83 percent.

Within the mortgage sector our positioning in agency mortgage-backed securities detracted from returns as the Barclays Capital U.S. Fixed Rate Mortgage Backed Securities Index underperformed like-duration Treasuries over the year. A focus on financials, a subsector in the investment grade corporate sector, was negative for performance as financials underperformed the overall investment grade corporate market. Modest exposure to emerging local rates in Brazil, implemented via Brazilian zero coupon interest rate swaps, added to returns as rates fell in this country during the year. Exposure to emerging market and non-U.S. developed currencies such as the Australian Dollar and Mexican Peso detracted from returns, as the U.S. Dollar strengthened due to the flight to quality. Finally, modest exposure to Build America Bonds added to returns as the Barclays Capital Build America Bonds Index outperformed Treasuries and the Barclays U.S. Long Credit Index during the year.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	6.27%	6.96%	5.88%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.75%

Service Class	5.95%	6.70%	5.26%	05/01/2003

NOTES

*	The Barclays Capital Aggregate U.S. Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the Initial Class. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

	Beginning Account Value	Actual Expenses		Hypothetical Expenses (B)		Annualized Expense Ratio
Fund Name		Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)

Transamerica PIMCO Total Return VP
Initial Class	$1,000.00	$1,035.00	$3.49	$1,021.78	$3.47	0.68%
Service Class	1,000.00	1,033.50	4.77	1,020.52	4.74	0.93

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligation	49.5%
Corporate Debt Security	19.4
U.S. Government Obligation	16.6
Foreign Government Obligation	16.1
Securities Lending Collateral	5.4
Mortgage-Backed Security	5.0
Municipal Government Obligation	3.2
Asset-Backed Security	2.5
Preferred Corporate Debt Security	1.1
Short-Term U.S. Government Obligation	0.8

Asset Type (continued)	% of Net Assets
Repurchase Agreement	0.7%
Loan Assignment	0.3
Convertible Preferred Stock	0.1
Preferred Stock	0.1
Other Assets and Liabilities - Net(A)	(20.8)

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 16.6%
U.S. Treasury Bond
2.13%, 08/15/2021 ^ a	$98,700	$101,228
3.13%, 05/15/2021	34,300	38,298
3.75%, 08/15/2041 ^	55,900	65,744
3.88%, 08/15/2040 ^	1,900	2,278
4.38%, 02/15/2038 - 05/15/2041	25,500	33,132
5.25%, 02/15/2029	1,500	2,072
7.63%, 11/15/2022 ^	27,500	42,814
U.S. Treasury Inflation Indexed Bond
1.13%, 01/15/2021 g a	45,028	50,216
2.13%, 02/15/2041	12,201	16,480
U.S. Treasury Note
1.50%, 06/30/2016	3,700	3,826
2.00%, 11/15/2021 ^	75,800	76,665
2.25%, 03/31/2016 ^	100	107
2.25%, 07/31/2018 a	38,300	40,736
2.63%, 08/15/2020	689	743
3.13%, 11/15/2041 ^	52,200	54,688

Total U.S. Government Obligations (cost $506,935)		529,027

U.S. GOVERNMENT AGENCY OBLIGATIONS - 49.5%
Fannie Mae
0.84%, 09/25/2041 *	59,078	58,843
1.41%, 06/01/2043 *	284	286
1.77%, 08/01/2035 *	1,184	1,217
1.95%, 08/01/2035 *	24	25
2.03%, 08/01/2036 *	340	358
2.17%, 09/01/2035 *	1,945	2,028
2.22%, 05/01/2035 *	963	1,000
2.23%, 12/01/2034 *	15	16
2.30%, 10/01/2035 *	23	24
2.39%, 07/01/2032 *	8	8
2.40%, 01/01/2028 *	66	70
3.50%, 10/01/2013 - 11/01/2041	243,516	253,463
4.00%, 06/01/2013 - 09/01/2041	413,637	435,737
4.50%, 03/25/2017 - 06/01/2026	102,015	108,901
5.00%, 08/01/2020 - 01/01/2030	25,193	27,230
5.50%, 04/01/2014 - 02/01/2038	12,118	13,223
6.00%, 08/01/2037	3,790	4,177
6.50%, 06/17/2038	3,700	3,862
Fannie Mae, TBA
3.00%	15,000	15,443
3.50%	319,000	329,948
4.00%	59,000	62,218
4.50%	1,000	1,064
Freddie Mac
0.63%, 12/15/2029 *	62	62
1.40%, 10/25/2044 *	1,920	1,872
1.61%, 07/25/2044 *	980	996
2.10%, 09/01/2035 *	174	181
2.49%, 08/01/2023 *	69	71
2.62%, 09/01/2035 *	2,165	2,300
4.00%, 03/01/2041	92,792	97,478
5.00%, 02/15/2020	1,066	1,093
5.50%, 03/15/2017	8	8
6.50%, 07/25/2043	111	126
Freddie Mac, TBA
4.00%	89,000	93,340

	Principal (000’s)		Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae
6.50%, 06/20/2032		$7	$7
Overseas Private Investment Corp.
Series E-2
Zero Coupon, 09/20/2013 §		5,850	5,826
Series H-2
Zero Coupon, 09/20/2013 §		11,384	11,337
2.07%, 05/15/2021 §		32,600	31,512
5.10%, 05/15/2021 §		5,700	5,899
5.75%, 05/15/2021 §		3,900	5,117
U.S. Small Business Administration
4.50%, 02/01/2014		213	219

Total U.S. Government Agency Obligations (cost $1,545,650)			1,576,585

FOREIGN GOVERNMENT OBLIGATIONS - 16.1%
Australia Government Bond
4.75%, 06/15/2016	AUD	45,300	49,159
5.50%, 12/15/2013 ^		26,500	28,295
5.50%, 01/21/2018		36,300	41,346
5.75%, 07/15/2022		52,900	63,213
6.00%, 02/15/2017		14,000	16,122
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2013 - 01/01/2017	BRL	72,929	37,643
Bundesrepublik Deutschland
4.25%, 07/04/2018	EUR	37,100	57,079
Canadian Government Bond
1.50%, 03/01/2012	CAD	45,100	44,313
1.75%, 03/01/2013		3,700	3,664
2.25%, 08/01/2014		97,000	98,245
3.25%, 06/01/2021		29,700	32,413
Export-Import Bank of Korea
8.13%, 01/21/2014		$13,100	14,478
Hong Kong SAR Government Bond
5.13%, 08/01/2014 - 144A ^		2,700	2,946
Republic of Brazil
10.25%, 01/10/2028	BRL	2,050	1,253
United Kingdom Gilt
4.25%, 03/07/2036 - 12/07/2040	GBP	10,800	20,627

Total Foreign Government Obligations (cost $493,914)			510,796

MORTGAGE-BACKED SECURITIES - 5.0%
Adjustable Rate Mortgage Trust
Series 2005-4, Class 1A1
2.72%, 08/25/2035 *		$295	214
Series 2005-5, Class 2A1
2.85%, 09/25/2035 *		327	223
Series 2005-10, Class 1A21
2.76%, 01/25/2036 *		430	278
American Home Mortgage Assets LLC
Series 2006-4, Class 1A12
0.50%, 10/25/2046 *		4,620	1,862
Series 2006-5, Class A1
1.13%, 11/25/2046 *		898	329
American Home Mortgage Investment Trust
Series 2005-2, Class 4A1
2.30%, 09/25/2045 *		8	5
Banc of America Funding Corp.
Series 2005-D, Class A1
2.69%, 05/25/2035 *		179	174
Series 2006-J, Class 4A1
5.74%, 01/20/2047 *		218	137

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Large Loan, Inc.
Series 2010-UB5, Class A4A
5.64%, 02/17/2051 - 144A *	$20,000	$21,860
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-1, Class A4
5.45%, 01/15/2049	490	532
Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 2A1
2.87%, 01/25/2035 *	1,002	820
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
2.60%, 08/25/2033 *	1,709	1,610
Series 2003-8, Class 2A1
2.90%, 01/25/2034 *	103	93
Series 2003-8, Class 4A1
2.85%, 01/25/2034 *	213	197
Series 2003-9, Class 2A1
2.85%, 02/25/2034 *	248	211
Series 2004-10, Class 22A1
2.82%, 01/25/2035 *	357	286
Series 2005-2, Class A2
3.02%, 03/25/2035 *	704	662
Series 2005-5, Class A2
2.25%, 08/25/2035 *	528	450
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1
2.77%, 09/25/2035 *	737	465
Series 2006-6, Class 32A1
2.82%, 11/25/2036 *	1,126	543
Series 2006-8, Class 3A1
0.45%, 02/25/2034 *	947	691
Series 2006-R1, Class 2E21
3.85%, 08/25/2036 *	883	177
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
2.55%, 01/26/2036 *	717	418
Series 2007-R6, Class 2A1
3.62%, 12/26/2046 *	483	285
Chaseflex Trust
Series 2007-3, Class 1A2
0.75%, 07/25/2037 *	3,133	1,615
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
2.23%, 09/25/2035 *	924	821
Series 2005-6, Class A2
2.45%, 09/25/2035 *	681	540
Series 2007-10, Class 22AA
5.61%, 09/25/2037 *	4,481	2,526
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	800	876
Series 2007-CD5, Class A4
5.89%, 11/15/2044 *	400	443
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	13	14
Series 2003-J3, Class 2A1
6.25%, 12/25/2033	330	346
Series 2005-14, Class 2A1
0.50%, 05/25/2035 *	405	213

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust (continued)
Series 2005-56, Class 5A2
1.06%, 11/25/2035 *	$948	$486
Series 2005-59, Class 1A1
0.59%, 11/20/2035 *	11	6
Series 2005-62, Class 2A1
1.21%, 12/25/2035 *	7	4
Series 2005-81, Class A1
0.57%, 02/25/2037 *	2,173	1,025
Series 2006-OA1, Class 2A1
0.49%, 03/20/2046 *	1,728	847
Series 2006-OA9, Class 2A1A
0.49%, 07/20/2046 *	14	5
Series 2006-OA17, Class 1A1A
0.48%, 12/20/2046 *	5,332	2,435
Series 2006-OA19, Class A1
0.46%, 02/20/2047 *	2,048	911
Series 2007-HY4, Class 1A1
2.89%, 06/25/2037 *	4,045	2,343
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
2.63%, 10/19/2032 *	88	57
Series 2003-R4, Class 2A
6.50%, 01/25/2034 - 144A *	640	640
Series 2004-12, Class 11A1
2.80%, 08/25/2034 *	132	91
Series 2004-R1, Class 2A
6.50%, 11/25/2034 - 144A	860	872
Series 2005-HY10, Class 5A1
5.24%, 02/20/2036 *	502	329
Series 2005-R2, Class 1AF1
0.63%, 06/25/2035 - 144A *	1,446	1,214
Series 2006-OA5, Class 2A2
0.59%, 04/25/2036 *	712	124
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
2.40%, 06/25/2033 *	931	849
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2005-AR1, Class 2A1
1.83%, 08/25/2035 *	247	142
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
2.75%, 08/25/2035 *	144	110
Granite Mortgages PLC
Series 2003-3, Class 3A
1.35%, 01/20/2044 *	803	1,196
Series 2004-3, Class 3A2
1.45%, 09/20/2044 *	4,641	6,895
Greenpoint Mortgage Funding Trust
Series 2006-AR7, Class 1A32
0.49%, 12/25/2046 *	750	107
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1, Class A1
2.80%, 10/25/2033 *	302	239
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.68%, 09/25/2035 *	859	748
Series 2006-AR1, Class 2A1
2.77%, 01/25/2036 *	12	8

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust
Series 2005-4, Class 4A
2.75%, 07/19/2035 *	$565	$418
Series 2006-1, Class 2A1A
0.52%, 03/19/2036 *	2,849	1,485
Series 2006-5, Class 2A1A
0.46%, 07/19/2046 *	1,314	661
Series 2006-7, Class 2A1A
0.48%, 09/19/2046 *	674	373
Series 2007-1, Class 2A1A
0.41%, 04/19/2038 *	1,701	979
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.59%, 12/25/2034 *	90	62
Series 2006-AR12, Class A1
0.48%, 09/25/2046 *	816	421
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB18, Class A4
5.44%, 06/12/2047	210	225
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.02%, 02/25/2035 *	301	292
Series 2007-A1, Class 5A5
2.80%, 07/25/2035 *	2,548	2,317
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	4,700	5,155
Luminent Mortgage Trust
Series 2006-6, Class 2A1
0.49%, 10/25/2046 *	654	366
MASTR Alternative Loans Trust
Series 2006-2, Class 2A1
0.69%, 03/25/2036 *	339	74
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 1A
2.00%, 10/25/2035 *	11,552	9,708
Series 2005-2, Class 2A
2.42%, 10/25/2035 *	381	308
Series 2005-2, Class 3A
1.27%, 10/25/2035 *	126	100
Series 2005-3, Class 4A
0.54%, 11/25/2035 *	72	59
Series 2005-A10, Class A
0.50%, 02/25/2036 *	414	267
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
5.88%, 06/11/2049 *	400	440
Series 2007-XLFA, Class A1
0.34%, 10/15/2020 - 144A *	722	718
Nomura Asset Acceptance Corp.
Series 2004-R1, Class A1
6.50%, 03/25/2034 - 144A	879	890
Permanent Master Issuer PLC
Series 2011-1A, Class 1A1
1.80%, 07/15/2042 - 144A *	10,400	10,364
Series 2011-1A, Class 1A3
2.87%, 07/15/2042 - 144A *	16,000	20,619
Residential Accredit Loans, Inc.
Series 2005-QO3, Class A1
0.69%, 10/25/2045 *	556	282

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Residential Accredit Loans, Inc. (continued)
Series 2006-QO6, Class A1
0.47%, 06/25/2046 *	$721	$226
Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.69%, 01/25/2046 *	721	300
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, 03/25/2032	17	18
Series 2005-SA4, Class 1A21
3.03%, 09/25/2035 *	1,028	641
RMAC Securities PLC
Series 2007-NS1X, Class A2B
0.69%, 06/12/2044 *	15,200	11,682
Sequoia Mortgage Trust
Series 10, Class 2A1
1.04%, 10/20/2027 *	87	74
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.53%, 01/25/2035 *	327	239
Series 2005-17, Class 3A1
2.53%, 08/25/2035 *	116	82
Series 2005-18, Class 3A1
2.69%, 09/25/2035 *	3,840	2,632
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.94%, 09/19/2032 *	61	51
Series 2005-AR5, Class A1
0.53%, 07/19/2035 *	154	94
Series 2005-AR5, Class A2
0.53%, 07/19/2035 *	159	126
Series 2005-AR5, Class A3
0.53%, 07/19/2035 *	300	246
Series 2005-AR8, Class A1A
0.57%, 02/25/2036 *	348	168
Series 2006-AR3, Class 12A1
0.51%, 05/25/2036 *	2,146	964
Series 2006-AR6, Class 2A1
0.48%, 07/25/2046 *	5,787	2,855
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.37%, 09/15/2021 - 144A *	984	935
WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.47%, 02/27/2034 *	125	119
Series 2003-AR9, Class 2A
2.56%, 09/25/2033 *	4,189	3,984
Series 2004-AR1, Class A
2.56%, 03/25/2034 *	336	314
Series 2005-AR11, Class A1A
0.61%, 08/25/2045 *	236	172
Series 2006-AR3, Class A1A
1.21%, 02/25/2046 *	1,147	754
Series 2006-AR7, Class 3A
2.72%, 07/25/2046 *	2,212	1,433
Series 2006-AR7, Class C1B2
0.51%, 07/25/2046 *	308	45
Series 2006-AR9, Class 2A
2.72%, 08/25/2046 *	1,929	1,258
Series 2006-AR10, Class 1A1
5.84%, 09/25/2036 *	1,942	1,303

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2006-AR17, Class 1A
1.03%, 12/25/2046 *	$1,006	$516
Series 2006-AR19, Class 1A1A
0.94%, 01/25/2047 *	282	153
Series 2007-HY1, Class 1A1
5.06%, 02/25/2037 *	747	465
Series 2007-HY1, Class 4A1
2.61%, 02/25/2037 *	4,685	3,096
Series 2007-OA1, Class A1A
0.91%, 02/25/2047 *	5,753	2,842
Series 2007-OA3, Class 2A1A
0.97%, 04/25/2047 *	670	422
Series 2007-OA6, Class 1A
1.02%, 07/25/2047 *	956	552
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	139	140
Series 2004-CC, Class A1
2.95%, 01/25/2035 *	500	459
Series 2004-Z, Class 2A1
2.62%, 12/25/2034 *	706	637
Series 2006-AR4, Class 2A6
5.62%, 04/25/2036 *	524	214
Series 2006-AR8, Class 2A4
2.70%, 04/25/2036 *	1,025	836
Series 2006-AR10, Class 5A6
2.73%, 07/25/2036 *	13	9

Total Mortgage-Backed Securities (cost $180,917)		159,238

ASSET-BACKED SECURITIES - 2.5%
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.87%, 07/25/2032 *	6	5
Asset Backed Funding Certificates
Series 2005-OPT1, Class A1MZ
0.64%, 07/25/2035 *	132	115
Avoca CLO I BV
Series III-X, Class A
1.97%, 09/15/2021 *	3,874	4,687
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.95%, 10/25/2032 *	27	23
Series 2006-SD2, Class A2
0.49%, 06/25/2036 *	260	257
Series 2006-SD3, Class 21A1
3.21%, 07/25/2036 *	340	205
Series 2006-SD4, Class 1A1
3.04%, 10/25/2036 *	888	607
Chester Asset Receivables Dealings
Series 2004-1, Class A
1.20%, 04/15/2016 *	13,300	20,040
Citigroup Mortgage Loan Trust, Inc.
Series 2006-NC1, Class A2B
0.40%, 08/25/2036 *	44	40
Series 2007-AHL1, Class A2A
0.33%, 12/25/2036 *	47	46
Countrywide Asset-Backed Certificates
Series 2007-5, Class 2A1
0.39%, 09/25/2047 *	365	359

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Gazprom OAO Via GAZ Capital SA
6.51%, 03/07/2022	$10,900	$11,064
8.15%, 04/11/2018 - 144A	1,200	1,350
Series 2
8.63%, 04/28/2034 ^	6,300	7,387
Harbourmaster CLO, Ltd.
Series 5A, Class A1
1.69%, 06/15/2020 - 144A *	2,418	2,928
Home Equity Asset Trust
Series 2002-1, Class A4
0.89%, 11/25/2032 *	1	1
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH3, Class A2
0.37%, 03/25/2037 *	100	94
Lehman XS Trust
Series 2006-4N, Class A1B1
0.46%, 04/25/2046 *	174	154
Series 2006-GP4, Class 2A2
0.52%, 08/25/2046 *	241	22
Merrill Lynch Mortgage Investors, Inc.
Series 2006-MLN1, Class A2A
0.36%, 07/25/2037 *	¿	¿
Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
0.36%, 01/25/2047 *	352	298
New Century Home Equity Loan Trust
Series 2005-2, Class A1ZA
0.55%, 06/25/2035 *	26	25
Penarth Master Issuer PLC
Series 2011-1A, Class A1
0.93%, 05/18/2015 - 144A *	13,300	13,306
Plymouth Rock CLO, Ltd./Inc.
Series 2010-1A, Class A
1.96%, 02/16/2019 - 144A *	9,496	9,397
Securitized Asset Backed Receivables LLC
Series 2007-NC2, Class A2A
0.33%, 01/25/2037 *	344	291
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	280	308
Series 2004-20C, Class 1
4.34%, 03/01/2024	1,616	1,748
Series 2008-20L, Class 1
6.22%, 12/01/2028	3,115	3,561
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.87%, 01/25/2033 *	2	1
Series 2007-GEL1, Class A1
0.39%, 01/25/2037 - 144A *	717	489

Total Asset-Backed Securities (cost $80,514)		78,808

MUNICIPAL GOVERNMENT OBLIGATIONS - 3.2%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2030 - 06/01/2047	4,400	3,224
Chicago Transit Authority - Class A
6.90%, 12/01/2040	11,100	13,108
Chicago Transit Authority - Class B
6.90%, 12/01/2040	7,300	8,620
Golden State Tobacco Securitization Corp.
5.13%, 06/01/2047	300	194

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)		Value (000’s)
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky State Property & Building Commission
4.30%, 11/01/2019		$500	$550
4.40%, 11/01/2020		600	633
5.37%, 11/01/2025		1,100	1,243
Los Angeles Department of Water & Power
5.00%, 07/01/2044		6,900	7,210
Los Angeles Unified School District -Series A-1, Class A
4.50%, 07/01/2022		2,155	2,378
New York City Municipal Water Finance Authority
5.75%, 06/15/2040		6,200	7,027
New York City Transitional Finance Authority Future Tax Secured Revenue
4.73%, 11/01/2023		900	1,053
4.91%, 11/01/2024		600	711
5.08%, 11/01/2025		600	687
Palomar Community College District
4.75%, 05/01/2032		100	103
State of California
5.65%, 04/01/2039 *		14,400	15,190
State of California - Build America Bonds
7.50%, 04/01/2034		1,100	1,316
7.55%, 04/01/2039		3,400	4,161
State of Illinois
2.77%, 01/01/2012		25,200	25,202
4.42%, 01/01/2015		2,400	2,497
Tobacco Securitization Authority of Southern California
5.13%, 06/01/2046		3,100	2,058
Tobacco Settlement Finance Authority -Series A
7.47%, 06/01/2047		2,540	1,796
Tobacco Settlement Financing Corp.
5.88%, 05/15/2039		100	100
Tobacco Settlement Financing Corp. -Series 1A
5.00%, 06/01/2041		4,000	2,874

Total Municipal Government Obligations (cost $97,927)			101,935

PREFERRED CORPORATE DEBT SECURITIES - 1.1%
Commercial Banks - 1.1%
HSBC Capital Funding, LP
10.18%, 06/30/2030 - 144A * Ž		100	123
Lloyds TSB Bank PLC
12.00%, 12/16/2024 - 144A * Ž		16,500	15,113
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * Ž		1,910	2,235
Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 Ž		7,000	3,754
Wells Fargo & Co.- Series K
7.98%, 03/15/2018 * Ž ^		12,700	13,605

Total Preferred Corporate Debt Securities (cost $38,476)			34,830

CORPORATE DEBT SECURITIES - 19.4%
Capital Markets - 2.8%
Deutsche Bank AG
5.38%, 10/12/2012		19,206	19,592
Goldman Sachs Group, Inc.
1.76%, 11/15/2014 *	EUR	900	1,035

	Principal (000’s)		Value (000’s)
Capital Markets (continued)
Goldman Sachs Group, Inc. (continued)
1.82%, 05/23/2016 *	EUR	11,800	$12,726
1.88%, 02/04/2013 *		800	993
6.25%, 09/01/2017		$5,000	5,227
Lehman Brothers Holdings, Inc.
2.85%, 12/23/2008 ‡		4,800	1,224
5.63%, 01/24/2013 ‡		9,800	2,573
6.88%, 05/02/2018 ‡		1,200	318
Lehman Brothers Holdings, Inc. -Series I
6.75%, 12/28/2017 ‡		4,000	¿
Morgan Stanley
0.88%, 10/15/2015 *		1,100	925
2.88%, 07/28/2014 ^		2,700	2,543
3.45%, 11/02/2015		13,800	12,706
Morgan Stanley -Series F
6.25%, 08/28/2017		5,500	5,383
Morgan Stanley -Series MTN
6.63%, 04/01/2018		13,900	13,725
UBS AG
1.60%, 02/23/2012 *		100	100
4.88%, 08/04/2020 ^		6,600	6,555
5.88%, 12/20/2017		2,700	2,811
Commercial Banks - 7.2%
Abbey National Treasury Services PLC
2.00%, 04/25/2014 *		14,500	13,201
3.88%, 11/10/2014 - 144A		1,100	1,032
ANZ National International, Ltd.
6.20%, 07/19/2013 - 144A		11,800	12,521
Barclays Bank PLC
1.62%, 01/13/2014 * ^		23,000	22,293
2.50%, 01/23/2013 ^		900	896
6.05%, 12/04/2017 - 144A		6,000	5,426
10.18%, 06/12/2021 - 144A		5,520	5,780
BPCE SA
2.19%, 02/07/2014 - 144A * ^		29,700	28,264
Canadian Imperial Bank of Commerce
2.00%, 02/04/2013 - 144A ^		35,800	36,198
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
4.50%, 01/11/2021 ^		25,500	26,491
DNB Boligkreditt AS
2.90%, 03/29/2016 - 144A		22,000	22,365
Lloyds TSB Bank PLC
2.77%, 01/24/2014 *		18,800	17,784
4.38%, 01/12/2015 - 144A		14,000	13,477
5.80%, 01/13/2020 - 144A		2,200	2,089
Stadshypotek AB
1.45%, 09/30/2013 - 144A ^		16,700	16,671
Commercial Services & Supplies - 0.0%
Korea Expressway Corp.
5.13%, 05/20/2015 - 144A		850	898
Consumer Finance - 1.3%
Ally Financial, Inc.
3.96%, 06/20/2014 *		6,900	6,453
8.00%, 03/15/2020 ^		8,880	9,102
American Express Credit Corp. -Series C
5.88%, 05/02/2013		15,900	16,713
HSBC Finance Corp.
5.90%, 06/19/2012		7,100	7,206
SLM Corp.
0.72%, 01/27/2014 *		800	723

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)		Value (000’s)
Consumer Finance (continued)
SLM Corp. (continued)
5.13%, 08/27/2012		$1,000	$1,005
Diversified Financial Services - 6.6%
Bank of America Corp.
6.50%, 08/01/2016		4,500	4,532
7.63%, 06/01/2019		15,000	15,513
Bank of America Corp. -Series MTNL
5.65%, 05/01/2018		7,900	7,527
Bear Stearns Cos., LLC
5.70%, 11/15/2014		4,400	4,785
6.40%, 10/02/2017		2,200	2,458
7.25%, 02/01/2018		1,500	1,759
Citigroup, Inc.
2.45%, 08/13/2013 *		14,200	13,938
5.88%, 05/29/2037		1,100	1,099
6.00%, 08/15/2017		5,300	5,554
Fiat Finance & Trade SA
9.00%, 07/30/2012	EUR	4,400	5,801
Ford Motor Credit Co., LLC
5.63%, 09/15/2015 ^		$10,845	11,224
7.00%, 10/01/2013 ^		800	848
7.80%, 06/01/2012		1,020	1,042
General Electric Capital Corp.
0.86%, 06/20/2014 *		13,100	12,708
6.50%, 09/15/2067 - 144A *	GBP	1,800	2,418
International Lease Finance Corp.
6.75%, 09/01/2016 - 144A		$4,000	4,100
7.13%, 09/01/2018 - 144A		13,200	13,662
JPMorgan Chase & Co.
4.25%, 10/15/2020		22,900	23,060
4.40%, 07/22/2020		1,500	1,532
4.95%, 03/25/2020		2,400	2,551
6.30%, 04/23/2019		5,400	6,116
JPMorgan Chase Bank NA
6.00%, 10/01/2017		1,600	1,721
Merrill Lynch & Co., Inc.
1.85%, 01/31/2014 *	EUR	2,100	2,393
6.88%, 04/25/2018		$11,100	10,944
Merrill Lynch & Co., Inc. -Series C
6.40%, 08/28/2017		11,200	10,845
Qtel International Finance, Ltd.
4.75%, 02/16/2021 - Reg S ^		5,000	5,038
SSIF Nevada, LP
1.10%, 04/14/2014 - 144A *		19,800	19,486
Volkswagen International Finance NV
1.03%, 10/01/2012 - 144A *		9,800	9,790
1.19%, 04/01/2014 - 144A *		6,200	6,075
Diversified Telecommunication Services - 0.0%
KT Corp.
4.88%, 07/15/2015 - 144A		900	947
Electric Utilities - 0.0%
Progress Energy, Inc.
6.85%, 04/15/2012		440	447
Energy Equipment & Services - 0.1%
NGPL Pipeco LLC
7.12%, 12/15/2017 - 144A ^		4,100	4,047
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.
6.00%, 01/15/2020 ^		3,900	4,354
Insurance - 0.4%
American International Group, Inc.
8.18%, 05/15/2058 *		200	178
8.25%, 08/15/2018		12,300	13,020

	Principal (000’s)	Value (000’s)
Insurance - (continued)
Principal Life Income Funding Trusts
5.30%, 04/24/2013	1,000	1,049
Metals & Mining - 0.2%
Gerdau Trade, Inc.
5.75%, 01/30/2021 - 144A ^	3,100	3,077
Gold Fields Orogen Holding BVI, Ltd.
4.88%, 10/07/2020 - Reg S	3,000	2,649
Oil, Gas & Consumable Fuels - 0.0%
El Paso Corp.
7.75%, 01/15/2032	425	491
7.80%, 08/01/2031	125	144
Tobacco - 0.7%
Altria Group, Inc.
9.25%, 08/06/2019	13,000	17,455
9.70%, 11/10/2018	2,500	3,364
Reynolds American, Inc.
7.63%, 06/01/2016	800	954

Total Corporate Debt Securities (cost $634,316)		615,719

LOAN ASSIGNMENTS - 0.3%
Air Freight & Logistics - 0.1%
Delos Aircraft, Inc., Tranche B2
7.00%, 03/17/2016 *	2,000	2,003
Diversified Financial Services - 0.1%
International Lease Finance Co., Tranche B1
6.75%, 03/17/2015 *	1,600	1,602
Electric Utilities - 0.1%
Texas Competitive Electric Holding Co., LLC Non-Extended
3.78%, 10/10/2014 *	3,730	2,596
Health Care Providers & Services - 0.0%
HCA, Inc., 1st Lien, Tranche B
2.55%, 11/18/2013 *	2,951	2,899

Total Loan Assignments (cost $9,962)		9,100

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.04%, 03/29/2012 ▲ ^ ß	8,720	8,719
0.04%, 06/21/2012 ▲	2,100	2,099
0.05%, 06/14/2012 ▲ ^	4,900	4,899
0.06%, 04/26/2012 ▲	7,470	7,469
0.18%, 06/28/2012 ▲	1,900	1,900

Total Short-Term U.S. Government Obligations (cost $25,086)		25,086

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCK - 0.1%
Commercial Banks - 0.1%
Wells Fargo & Co., 7.50%	2,900	3,057
Total Convertible Preferred Stock (cost $2,690)

PREFERRED STOCK - 0.1%
Thrifts & Mortgage Finance - 0.1%
DG Funding Trust, 2.83% - 144A * §	380	2,854
Total Preferred Stock (cost $4,042)

SECURITIES LENDING COLLATERAL - 5.4%
State Street Navigator Securities Lending
Trust - Prime Portfolio, 0.28% ▲	170,920,481	170,920
Total Securities Lending Collateral (cost $170,920)

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENTS - 0.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $8,570 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/01/2025, and with a value of $8,744.	$8,570	$8,570
RBC Capital Markets LLC 0.03% ▲, dated 12/30/2011, to be repurchased at $14,000 on 01/03/2012. Collateralized by a U.S. Government Obligation, 3.125%, due 05/15/2021, and with a value of $14,210.	14,000	14,000

Total Repurchase Agreements (cost $22,570)		22,570

Total Investment Securities (cost $3,813,919) P		3,840,525
Other Assets and Liabilities - Net		(660,733)

Net Assets		$3,179,792

	Principal (000’s)	Value (000’s)
SECURITIES SOLD SHORT - (4.3%) ☐
U.S. Government Agency Obligations - (4.3%)
Fannie Mae, TBA
4.00%	$(107,000)	$(112,401)
5.00%	(10,000)	(10,803)
5.50%	(10,000)	(10,889)
6.00%	(3,000)	(3,303)

Total Securities Sold Short (proceeds $(135,858))		(137,396)

WRITTEN SWAPTIONS: a p

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Put - Interest Rate Swap, European Style	UBS	2-Year IRO USD	Pay	2.25%	09/24/2012	$(2,000)	$(11)	$(♦	)
Put - Interest Rate Swap, European Style	CITI	2-Year IRO USD	Pay	2.25	09/24/2012	(5,500)	(37)	(1)
Put - Interest Rate Swap, European Style	CSFB	10-Year IRO USD	Pay	10.00	07/10/2012	(500)	(3)	(♦	)
Put - Interest Rate Swap, European Style	BCLY	10-Year IRO USD	Pay	10.00	07/10/2012	(1,200)	(8)	(♦	)
Put - Interest Rate Swap, European Style	RBS	10-Year IRO USD	Pay	10.00	07/10/2022	(2,300)	(16)	(♦	)
Put - Interest Rate Swap, European Style	MSC	10-Year IRO USD	Pay	10.00	07/10/2012	(22,700)	(139)	(♦	)

							$(214)	$(1)

CENTRALLY CLEARED SWAP AGREEMENTS: a p

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Currency Code	Notional Amount (000’s)(4)	Market Value (000’s)(5)	Premiums Paid (000’s)	Unrealized Appreciation (Depreciation) (000’s)
North America High Yield Index - Series 14	5.00	06/20/2015	USD	$17,248	$428	$248	$180
North America High Yield Index - Series 15	5.00	12/20/2015	USD	55,566	1,905	2,421	(516)
North America Investment Grade Index - Series 14	1.00	06/20/2015	USD	36,300	73	110	(37)
North America Investment Grade Index - Series 15	1.00	12/20/2015	USD	20,200	91	130	(39)

					$2,497	$2,909	$(412)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	3.50%	06/17/2016	USD	$320,100	$5,237	$3,028	$2,209

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	1.80%	10/13/2016	USD	$36,900	$(1,091)	$(666)	$(425)

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

OTC SWAP AGREEMENTS: a p

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2011(3)	Notional Amount (000’s)(4)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (Depreciation) (000’s)
BFC Genesee, Ltd., 1.93%, 01/01/2041 §	2.25%	01/10/2041	CITI	—	$2,460	$2,380	$—	$2,380
Montauk Point CDO, Ltd. 2006-2A A4, 1.73%, 04/06/2046 §	2.22	04/06/2046	CSFB	—	2,500	2,375	—	2,375
Time Warner, Inc., 5.88%, 11/15/2016	1.19	03/20/2014	DUB	37.57	410	(7)	—	(7)

						$4,748	$—	$4,748

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION:(2)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2011(3)	Notional Amount (000’s)(4)	Market Value (000’s)	Premiums (Received) (000’s)		Unrealized (Depreciation) (000’s)
Goldman Sachs Group, Inc., 6.60%, 01/15/2012	1.00%	03/20/2012	BCLY	336.20	$2,100	$(12)	$(♦	)	$(12)
Reynolds American, Inc., 7.63%, 06/1/2016	1.28	06/20/2017	GSC	207.61	2,100	(73)	—		(73)

						$(85)	$(♦	)	$(85)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(4)	Market Value (000’s)(5)	Premiums Paid (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Dow Jones North America Investment Grade Index - Series 5	0.14%	12/20/2012	MSC	USD	$13,400	$(19)	$—	$(19)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION:(2)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(4)	Market Value (000’s)(5)	Premiums (Received) (000’s)	Unrealized (Depreciation) (000’s)
Dow Jones North America Investment Grade Index - Series 5	0.46%	12/20/2015	MSC	USD	$9,600	$(1,192)	$—	$(1,192)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
6-Month AUD BBR-BBSW	5.50%	12/15/2017	DUB	AUD	7,800	$449	$(28)	$477
6-Month AUD BBR-BBSW	5.50	12/15/2017	BCLY	AUD	12,600	725	(51)	776
BRL-CDI	11.96	01/02/2014	GSC	BRL	143,800	2,691	(60)	2,751
BRL-CDI	11.99	01/02/2014	GSC	BRL	11,000	210	2	208
BRL-CDI	11.94	01/02/2014	HSBC	BRL	38,200	567	64	503
BRL-CDI	12.56	01/02/2014	HSBC	BRL	13,200	223	18	205
BRL-CDI	12.51	01/02/2014	JPM	BRL	14,300	235	12	223
BRL-CDI	10.58	01/02/2014	MSC	BRL	76,000	(18)	123	(141)
BRL-CDI	10.77	01/02/2014	UBS	BRL	17,300	27	52	(25)
BRL-CDI	10.53	01/02/2014	HSBC	BRL	53,400	(41)	30	(71)
BRL-CDI	12.12	01/02/2014	HSBC	BRL	41,100	882	51	831
BRL-CDI	10.38	01/02/2014	UBS	BRL	17,600	(22)	49	(71)
BRL-CDI §	10.61	01/02/2015	MSC	BRL	17,900	(33)	♦	(33)
MXN-TIIE-Banxico	6.50	03/05/2013	MSC	MXN	237,600	246	(6)	252
MXN-TIIE-Banxico	7.50	06/02/2021	UBS	MXN	330,800	1,411	1,030	381

						$7,552	$1,286	$6,266

The notes to the financial statements are in integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(486)	03/21/2012	$(486)
5-Year U.S. Treasury Note	Short	(2,212)	03/30/2012	(1,222)
90-Day Euro	Long	1,198	03/17/2014	433
90-Day Euro	Long	300	06/16/2014	168
90-Day Euro	Long	175	06/15/2015	754
90-Day Euro	Long	358	09/14/2015	1,584
Ultra Long U.S. Treasury Bond	Long	236	03/21/2012	243

				$1,474

FORWARD FOREIGN CURRENCY CONTRACTS: p

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Australian Dollar	BCLY	64,978	02/02/2012	$66,161	$36
Australian Dollar	DUB	(310,350)	02/02/2012	(305,565)	(10,605)
Australian Dollar	DUB	1,841	02/02/2012	1,844	32
Brazilian Real	HSBC	(82,646)	01/04/2012	(43,117)	(1,147)
Brazilian Real	DUB	(58,057)	01/04/2012	(30,950)	(144)
Brazilian Real	GSC	(24,590)	01/04/2012	(13,109)	(61)
Brazilian Real	HSBC	82,646	01/04/2012	44,059	205
Brazilian Real	DUB	58,057	01/04/2012	32,084	(990)
Brazilian Real	GSC	24,590	01/04/2012	13,615	(446)
Brazilian Real	GSC	(24,590)	03/02/2012	(13,463)	450
Brazilian Real	DUB	(58,057)	03/02/2012	(31,702)	980
Canadian Dollar	BCLY	(140,719)	02/09/2012	(137,451)	(561)
Canadian Dollar	RBC	(41,038)	02/09/2012	(40,278)	30
Chinese Yuan Renminbi	BCLY	26,589	02/13/2012	4,124	98
Chinese Yuan Renminbi	CITI	9,826	02/13/2012	1,526	34
Chinese Yuan Renminbi	DUB	25,199	02/13/2012	3,911	89
Chinese Yuan Renminbi	UBS	20,245	02/13/2012	3,144	70
Chinese Yuan Renminbi	DUB	49,946	02/13/2012	7,694	236
Chinese Yuan Renminbi	JPM	25,646	02/13/2012	3,980	91
Chinese Yuan Renminbi	JPM	30,727	02/13/2012	4,778	100
Chinese Yuan Renminbi	HSBC	14,036	02/13/2012	2,200	28
Chinese Yuan Renminbi	CITI	25,334	02/13/2012	3,930	92
Chinese Yuan Renminbi	DUB	24,245	02/13/2012	3,763	86
Chinese Yuan Renminbi	CITI	8,509	02/13/2012	1,324	27
Chinese Yuan Renminbi	BCLY	10,365	02/13/2012	1,611	34
Chinese Yuan Renminbi	JPM	25,715	02/13/2012	4,036	46
Chinese Yuan Renminbi	CITI	11,604	02/13/2012	1,829	13
Chinese Yuan Renminbi	JPM	24,628	02/13/2012	3,865	45
Chinese Yuan Renminbi	JPM	25,696	02/13/2012	4,032	47
Chinese Yuan Renminbi	BCLY	22,724	06/01/2012	3,576	28
Chinese Yuan Renminbi	JPM	123,261	06/01/2012	19,252	295
Chinese Yuan Renminbi	CITI	16,939	06/01/2012	2,661	25
Chinese Yuan Renminbi	JPM	61,616	06/01/2012	9,626	145
Chinese Yuan Renminbi	DUB	12,078	02/01/2013	1,919	(6)
Chinese Yuan Renminbi	DUB	33,160	02/01/2013	5,233	21
Chinese Yuan Renminbi	GSC	25,845	02/01/2013	4,120	(26)
Chinese Yuan Renminbi	UBS	23,957	08/05/2013	3,794	11
Chinese Yuan Renminbi	DUB	8,000	08/05/2013	1,277	(7)
Euro	MSC	(17,040)	01/17/2012	(22,302)	246
Euro	JPM	188	01/17/2012	256	(13)
Euro	JPM	(94,070)	01/17/2012	(127,905)	6,143
Euro	DUB	(26,628)	01/17/2012	(35,973)	1,507
Euro	DUB	(61)	01/17/2012	(82)	3
Euro	RBC	428	01/17/2012	589	(35)
Indian Rupee	JPM	875,689	07/12/2012	18,840	(2,871)
Japanese Yen	DUB	(682,507)	01/13/2012	(8,890)	21
Malaysian Ringgit	JPM	118	04/23/2012	39	(2)
Mexican Peso	BCLY	1,440	03/15/2012	103	(1)
Mexican Peso	HSBC	144	03/15/2012	10	♦

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FORWARD FOREIGN CURRENCY CONTRACTS (continued): p

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Mexican Peso	BCLY	641	03/15/2012	$46	$	♦
Mexican Peso	CITI	320,675	03/15/2012	23,500		(655)
Norwegian Krone	BCLY	61,121	03/08/2012	10,549		(354)
Pound Sterling	JPM	(42,718)	03/12/2012	(66,996)		702
Pound Sterling	DUB	200	03/12/2012	312		(2)
Republic of Korea Won	UBS	(1,362,395)	02/27/2012	(1,185)		3
Republic of Korea Won	UBS	(5,450,254)	02/27/2012	(4,741)		14
Republic of Korea Won	CITI	(5,923,681)	02/27/2012	(5,147)		9
Republic of Korea Won	CITI	27,252,859	02/27/2012	24,349		(711)
Republic of Korea Won	UBS	(6,837,265)	02/27/2012	(5,947)		17
Republic of Korea Won	GSC	(7,661,546)	02/27/2012	(6,642)		(3)
Singapore Dollar	CITI	(84)	02/10/2012	(66)		1
Taiwan Dollar	HSBC	110,000	01/11/2012	3,834		(200)
Taiwan Dollar	GSC	110,000	01/11/2012	3,835		(201)
Taiwan Dollar	BCLY	74,352	01/11/2012	2,595		(139)
Taiwan Dollar	BCLY	90,000	01/11/2012	3,144		(170)
Taiwan Dollar	JPM	110,000	01/11/2012	3,831		(197)

						$(7,487)

Collateral (Received) Pledged for OTC Financial Derivative Instruments:

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
BCLY	$(316)	$5,288	$4,972
CITI	1,214	(1,100)	114
CSFB	2,375	(4,027)	(1,652)
DUB	(8,337)	4,841	(3,496)
GSC	2,541	(1,236)	1,305
HSBC	517	(750)	(233)
JPM	4,766	4,448	9,214
MSC	(770)	389	(381)
RBC	(5)	(140)	(145)
RBS	♦	—	♦
UBS	1,531	(4,640)	(3,109)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of these securities were on loan with a value amounting to $165,918. In addition, there are net pending sales and collateral held by the custodian amounting in $1,578, that are also on loan. The value of all securities loan at 12/31/2011 amounted to $167,496, which is 5.27% of net assets.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
♦	Amount is less than 1.
Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to $65,043, or 2.05% of the fund’s net assets.
§	Illiquid. At 12/31/2011, the fair value of illiquid investment securities aggregated to $62,545, or 1.97%, of the fund’s net assets, and illiquid derivatives aggregated to $4,722, or 0.15%, of the fund’s net assets.
Ž	The security has a perpetual maturity. The date shown is the next call date.
‡	Non-income producing security.
In default.
Percentage rounds to less than 0.1%.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $3,819,239. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $99,026 and $77,740, respectively. Net unrealized appreciation for tax purposes is $21,286.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands) (continued):

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

g	A portion of this security in the amount of $2,324 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
a	A portion of these securities in the amount of $6,877 and cash in the amount of $7 has been segregated as collateral with the broker for open swap contracts and/or for swaptions.
b	A portion of this security in the amount of $5,181 has been segregated as collateral with the custodian for open swap contracts and/or for swaptions.
p	Cash in the amount of $12,985 has been pledged by the broker as collateral for open swap contracts, swaptions and forward foreign currency.
☐	Cash in the amount of $2,780 has been segregated as collateral with the broker for open short TBA transactions.
Securities with an aggregate market value of $4,448 has been pledged by the broker as collateral to cover open forward foreign currency contracts.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $317,176, or 9.97%, of the fund’s net assets.

BBR -

BBSW	Bank Bill Rate - Bank Bill Swap Interest Rate
BP	Basis Point
BCLY	Barclays Bank PLC
CDI	Credit Default Index
CDO	Collateralized Debt Obligation
CITI	Citibank N.A.
CLO	Collateralized Loan Obligation
CSFB	Credit Suisse
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Company
HSBC	HSBC Bank USA
IRO	Interest Rate Option
JPM	JPMorgan Chase & Company
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley Capital Services
OTC	Over the Counter
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
TBA	To Be Announced
TIIE	Tasa de Interés Interbancaria de Equilibrio
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	United States Dollar

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$78,808	$—	$78,808
Convertible Preferred Stocks	3,057	—	—	3,057
Corporate Debt Securities	—	615,719	—	615,719
Foreign Government Obligations	—	510,796	—	510,796
Loan Assignments	—	9,100	—	9,100
Mortgage-Backed Securities	—	159,238	—	159,238
Municipal Government Obligations	—	101,935	—	101,935
Preferred Corporate Debt Securities	—	34,830	—	34,830
Preferred Stocks	—	—	2,854	2,854
Repurchase Agreements	—	22,570	—	22,570
Securities Lending Collateral	170,920	—	—	170,920
Short-Term U.S. Government Obligations	—	25,086	—	25,086
U.S. Government Agency Obligations	—	1,559,422	17,163	1,576,585
U.S. Government Obligations	—	529,027	—	529,027

Total	$173,977	$3,646,531	$20,017	$3,840,525

Securities Sold Short	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
U.S. Government Agency Obligations	$—	$(137,396)	$—	$(137,396)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Written Swaptions	$—	$(1)	$—	$(1)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$3,182	$—	$—	$3,182
Futures Contracts - Depreciation	(1,708)	—	—	(1,708)
Credit Default Swap - Appreciation	180	4,755	—	4,935
Credit Default Swap - Depreciation	(592)	(1,303)	—	(1,895)
Forward Contracts - Appreciation	—	12,060	—	12,060
Forward Contracts - Depreciation	—	(19,547)	—	(19,547)
Interest Rate Swaps - Appreciation	2,209	6,607	—	8,816
Interest Rate Swaps - Depreciation	(425)	(341)	—	(766)

Total	$2,846	$2,231	$—	$5,077

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010	Purchases	(Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3 j	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 ƒ
Asset-Backed Securities	$13,454	$—	$(4,004)	$—	$—	$(52)	$—	$(9,398)	$—	$—
Mortgage-Backed Securities	236	—	—	—	—	(236)	—	—	—	—
Preferred Stocks	2,901	—	—	—	—	(47)	—	—	2,854	(47)
U.S. Government Agency Obligations	—	17,241	—	(1)	—	(77)	—	—	17,163	(77)

Total	$16,591	$17,241	$(4,004)	$(1)	$—	$(412)	$—	$(9,398)	$20,017	$(124)

'	See the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.
j	Transferred out of Level 3 because of availability of observable inputs.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Assets:
Investment securities, at value (cost: $3,791,349) (including securities loaned of $165,918)	$3,817,955
Repurchase agreement, at value (cost: $22,570)	22,570
Cash	82
Cash on deposit with broker	7
Foreign currency, at value (cost: $1,258)	1,249
Receivables:
Investment securities sold	153,435
Shares sold	876
Interest	23,657
Securities lending income (net)	40
Prepaid expenses	3
Unrealized appreciation on swap agreements	13,751
Premium paid on swap agreements	7,368
Unrealized appreciation on forward foreign currency contracts	12,060

4,053,053

Liabilities:
Cash deposit due to broker	15,765
Accounts payable and accrued liabilities:
Investment securities purchased	514,482
Shares redeemed	3,103
Management and advisory fees	1,635
Distribution and service fees	146
Trustees fees	1
Transfer agent fees	2
Administration fees	53
Printing and shareholder reports fees	61
Audit and tax fees	9
Variation margin	6,417
Other	251
Collateral for securities on loan	170,920
Unrealized depreciation on forward foreign currency contracts	19,547
Written options and swaptions, at value (premium: $214)	1
Unrealized depreciation on swap agreements	2,661
Premium received on swap agreements	811
Securities sold short, at value (proceeds: $135,858)	137,396

873,261

Net assets	$3,179,792

Net assets consist of:
Capital stock ($.01 par value)	$2,719
Additional paid-in capital	3,063,326
Undistributed (accumulated) net investment income (loss)	113,252
Undistributed (accumulated) net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, foreign currency transactions, and securities sold short	(29,789)
Net unrealized appreciation (depreciation) on:
Investment securities	26,606
Futures contracts	1,474
Written option and swaption contracts	213
Swap agreements	11,090
Translation of assets and liabilities denominated in foreign currencies	(7,561)
Securities sold short	(1,538)

Net assets	$3,179,792

Net assets by class:
Initial Class	$2,483,136
Service Class	696,656
Shares outstanding:
Initial Class	212,085
Service Class	59,776
Net asset value and offering price per share:
Initial Class	$11.71
Service Class	11.65

Investment income:
Dividend income	$453
Interest income (including withholding taxes on foreign interest of $4)	84,563
Securities lending income (net)	359

85,375

Expenses:
Management and advisory	16,147
Distribution and service:
Service Class	1,426
Printing and shareholder reports	225
Custody	688
Administration	524
Legal	163
Audit and tax	19
Trustees	76
Transfer agent	20
Interest on securities sold short	2
Other	68

Total expenses	19,358

Net investment income	66,017

Net realized gain (loss) on transactions from:
Investment securities	(673)
Futures contracts	19,596
Written option and swaption contracts	4,749
Swap agreements	6,779
Foreign currency transactions	19,618
Securities sold short	(1,915)

48,154

Net increase in unrealized appreciation (depreciation) on:
Investment securities	30,973
Futures contracts	1,297
Written option and swaption contracts	585
Swap agreements	9,052
Translation of assets and liabilities denominated in foreign currencies	(2,800)
Securities sold short	(1,647)

Change in unrealized appreciation (depreciation)	37,460

Net realized and unrealized gain	85,614

Net increase in net assets resulting from operations	$151,631

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment income	$66,017	$65,536
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, foreign currency transactions, and securities sold short	48,154	49,855
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swap agreements, foreign currency translation, and securities sold short	37,460	23,688

Net increase in net assets resulting from operations	151,631	139,079

Distributions to shareholders:
From net investment income:
Initial Class	(53,286)	(72,972)
Service Class	(13,721)	(16,464)

	(67,007)	(89,436)

From net realized gains:
Initial Class	(56,811)	(2,498)
Service Class	(15,633)	(576)

	(72,444)	(3,074)

Total distributions to shareholders	(139,451)	(92,510)

Capital share transactions:
Proceeds from shares sold:
Initial Class	808,970	721,931
Service Class	274,154	285,834

	1,083,124	1,007,765

Dividends and distributions reinvested:
Initial Class	110,097	75,470
Service Class	29,354	17,040

	139,451	92,510

Cost of shares redeemed:
Initial Class	(296,806)	(354,119)
Service Class	(87,446)	(76,692)

	(384,252)	(430,811)

Net increase in net assets from capital shares transactions	838,323	669,464

Net increase in net assets	850,503	716,033

Net assets:
Beginning of year	2,329,289	1,613,256

End of year	$3,179,792	$2,329,289

Undistributed net investment income	$113,252	$62,696

Share activity:
Shares issued:
Initial Class	68,086	62,095
Service Class	23,371	24,407

	91,457	86,502

Shares issued-reinvested from distributions:
Initial Class	9,532	6,401
Service Class	2,550	1,449

	12,082	7,850

Shares redeemed:
Initial Class	(25,469)	(29,934)
Service Class	(7,518)	(6,583)

	(32,987)	(36,517)

Net increase (decrease) in shares outstanding:
Initial Class	52,149	38,562
Service Class	18,403	19,273

	70,552	57,835

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.58	$11.25	$10.66	$11.65	$10.98
Investment operations
Net investment income(A)	0.30	0.36	0.52	0.55	0.50
Net realized and unrealized gain (loss)	0.42	0.46	1.16	(0.86)	0.46

Total operations	0.72	0.82	1.68	(0.31)	0.96

Distributions
From net investment income	(0.29)	(0.47)	(0.73)	(0.51)	(0.29)
From net realized gains	(0.30)	(0.02)	(0.36)	(0.17)	—	(C)

Total distributions	(0.59)	(0.49)	(1.09)	(0.68)	(0.29)

Net asset value
End of year	$11.71	$11.58	$11.25	$10.66	$11.65

Total return(B)	6.27%	7.19%	16.03%	(2.79%)	8.95%
Net assets end of year (000’s)	$2,483,136	$1,851,891	$1,365,123	$1,213,602	$1,292,286
Ratio and supplemental data
Expenses to average net assets	0.68%	0.69%	0.70%	0.70%	0.70%
Net investment income, to average net assets	2.57%	3.05%	4.62%	4.87%	4.47%
Portfolio turnover rate	139%	418%	729%	740%	728%

For a share outstanding throughout each period	Service Class Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.54	$11.23	$10.66	$11.67	$11.00
Investment operations
Net investment income(A)	0.27	0.33	0.48	0.51	0.47
Net realized and unrealized gain (loss)	0.41	0.46	1.17	(0.85)	0.47

Total operations	0.68	0.79	1.65	(0.34)	0.94

Distributions
From net investment income	(0.27)	(0.46)	(0.72)	(0.50)	(0.27)
From net realized gains	(0.30)	(0.02)	(0.36)	(0.17)	—	(C)

Total distributions	(0.57)	(0.48)	(1.08)	(0.67)	(0.27)

Net asset value
End of year	$11.65	$11.54	$11.23	$10.66	$11.67

Total return(B)	5.95%	6.93%	15.75%	(3.07%)	8.80%
Net assets end of year (000’s)	$696,656	$477,398	$248,133	$65,268	$32,336
Ratio and supplemental data
Expenses to average net assets	0.93%	0.94%	0.95%	0.95%	0.95%
Net investment income, to average net assets	2.33%	2.80%	4.28%	4.55%	4.23%
Portfolio turnover rate	139%	418%	729%	740%	728%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Rounds to less than $(0.01).

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2011 are listed in the Schedule of Investments.

Option and swaption contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.

The Fund writes call and put options/swaptions on futures, swaps, securities or currencies it owns or in which it may invest, and inflation-capped options. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

The Fund purchases put and call options/swaptions on foreign or U.S. securities, indices, futures, swaps, and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options/swaptions which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statement of Operations.

The underlying face amounts of open option and swaption contracts at December 31, 2011 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2010	$212	$10,436
Sales	1,695	29,074
Closing Buys	(1,555)	(28,389)
Expirations	(352)	(11,121)
Exercised	—	—

Balance at December 31, 2011	$—	$—

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2010	$4,935	$631,000
Sales	431	250,700
Closing Buys	(2,449)	(448,900)
Expirations	(2,703)	(398,600)
Exercised	—	—

Balance at December 31, 2011	$214	$34,200

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Swap agreements: Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency, interest rate risk and commodity risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors which may include a registered commodities exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The Fund sells credit default swaps which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. To help hedge against this risk, the Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A fund with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The open swap agreements at December 31, 2011 are disclosed in the Schedule of Investments.

Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at the market price at the time of replacement. The Fund’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Fund considers the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. The Fund incurs a profit or a loss, depending upon whether the market price of the securities decrease or increase between the date of the short sale and the date on which the Fund must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace borrowed securities sold short.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

When investing in short sales, the Fund is liable for any dividends payable on securities while those securities are in a short position and also bears other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on short sales in the Statement of Operations.

Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Fund that participates in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the funds have direct recourse against the corporate borrowers, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unsecured loan participations at December 31, 2011.

To be announced (“TBA”) purchase commitments: TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

The Fund had TBA’s outstanding as of December 31, 2011, which included in investment securities sold and investment securities purchased on the Statement of Assets and Liabilities.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2011 are listed in the Schedule of Investments.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instrument: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between all levels during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$410,894	12.92%
Transamerica Asset Allocation - Moderate VP	795,029	25.00
Transamerica Asset Allocation - Moderate Growth VP	593,751	18.67
Transamerica International Moderate Growth VP	25,400	0.80
Transamerica BlackRock Tactical Allocation VP	99,082	3.12
Transamerica Madison Conservative Allocation VP	1,134	0.04
Transamerica Madison Moderate Growth Allocation VP	91	0.00	(A)

Total	$1,925,381	60.55%

(A)	Amount rounds to less than 0.01%.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.80% Expense Limit

Prior to May 1, 2011, the expense limit was 1.00%.

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$2,142,836
U.S. Government	2,996,323

Proceeds from maturities and sales of securities:
Long-term	460,102
U.S. Government	3,370,519

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of written option and swaption contracts fluctuated throughout the year; beginning with 28 at the beginning of the year and ending at 6 at the end of the year. The volume of futures contracts held throughout the year increased from two contracts at the beginning of the year to seven contracts at the end of the year. The volume of forward foreign currency contracts fluctuated throughout the year; beginning with 48 at the beginning of the year and ending at 66 at the end of the year. The volume of swaps held at year end is indicative of the volume held throughout the year.

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset derivatives
Premium paid on swap agreements	$4,459	$—	$2,909	$7,368
Unrealized appreciation on swap agreements	8,816	—	4,935	13,751
Unrealized appreciation on forward foreign currency contracts	—	12,060	—	12,060
Unrealized appreciation on futures contracts*	3,182	—	—	3,182
Liability derivatives
Written option and swaption contracts, at value	(1)	—	—	(1)
Premium received on swap agreements	(811)	—	—	(811)
Unrealized depreciation on swap agreements	(766)	—	(1,895)	(2,661)
Unrealized depreciation on forward foreign currency contracts	—	(19,547)	—	(19,547)
Unrealized depreciation on futures contracts*	(1,708)	—	—	(1,708)

Total	$13,171	$(7,487)	$5,949	$11,633

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain (loss) on written option and swaption contracts	$4,513	$236	$—	$4,749
Net realized gain (loss) on swap agreements	6,052	—	727	6,779
Net realized gain (loss) on foreign currency transactions	—	(2,477)	—	(2,477)
Net realized gain (loss) on futures contracts	19,596	—	—	19,596
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on written option and swaption contracts	634	(49)	—	585
Net change in unrealized (depreciation) on swap agreements	7,741	—	1,311	9,052
Net change in unrealized appreciation (depreciation) on futures contracts	1,297	—	—	1,297
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(2,406)	—	(2,406)

Total	$39,833	$(4,696)	$2,038	$37,175

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	51,546
Undistributed (accumulated) net realized gain (loss) from investment securities	(51,546)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$7,307	Long-Term Indefinitely
8,298	Short-Term Indefinitely

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$126,885
Long-term Capital Gain	12,566
2010 Distributions paid from:
Ordinary Income	91,155
Long-term Capital Gain	1,355
The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$125,934

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(15,606)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	27,196

Other Temporary Differences	(23,777)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Total Return VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Total Return VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made Long-Term Capital Gain Designation of $12,566 for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

Major concerns during the middle half of the year over European and U.S. debt, recession, and political stability resulted in a 3rd quarter loss of U.S. large-cap stocks, as measured by the Standard & Poor’s 500® Index (“S&P 500”). However, positive 1st and 4th quarter returns lifted U.S. large-cap stocks and resulted in them finishing slightly higher with a gain of 2.11% for the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica ProFund UltraBear VP, Service Class returned (19.95)%. By comparison, its benchmark, the S&P 500, returned 2.11%.

STRATEGY REVIEW

The Fund seeks daily investment results that, before fees and expenses, correspond to twice the inverse (-2x) of the daily performance of the S&P 500. The fund seeks investment results for a single day only, as measured from the time the fund calculates its Net Asset Value (“NAV”) to the time of the fund’s next NAV calculation, not for longer periods. The return of the fund for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the fund multiple times the return of the S&P 500.

The fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily performance of the S&P 500. The S&P 500 is a widely used measure of large U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the S&P 500 by Standard & Poor’s based on adequate liquidity, appropriate market capitalization, financial viability, and public float.

ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the investment objective of the fund. Using this approach, PFA determines the type, quantity and mix of investment positions that the fund should hold to simulate the performance of its daily benchmark. The fund does not seek to provide correlation with its benchmark over any period of time other than daily, and does not seek to take defensive positions in unfavorable markets. During the year 2011, the fund invested in futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index.

Todd B. Johnson

Howard S. Rubin

Hratch Najarian

Co-Portfolio Managers`

ProFund Advisors LLC

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	10 Years or Life of Class	Inception Date
Service Class	(19.95)%	(33.77)%	05/01/2009
S&P 500*	2.11%	16.86%

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Service Class. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio (C)
Transamerica ProFund UltraBear VP Service Class	$1,000.00	$909.80	$5.92	$1,019.00	$6.26	1.23%

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days)
(B)	5% return per year before expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Repurchase Agreement	86.2%
Other Assets and Liabilities - Net(A)	13.8

Total	100.0%

(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 86.2%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $124,082 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 08/01/2026 - 12/01/2026, and with a total value of $126,568.	$124,082	$124,082
Total Repurchase Agreement (cost $124,082)

Total Investment Securities (cost $124,082) P		124,082
Other Assets and Liabilities - Net		19,889

Net Assets		$143,971

FUTURES CONTRACT:

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (000’s)
S&P 500 E-Mini Index	Short	(4,590)	03/16/2012	$817

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
Cash in the amount of $19,264 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
P	Aggregate cost for federal income tax purposes is $124,082.

VALUATION SUMMARY (all amounts in thousands):'

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Repurchase Agreement	$—	$124,082	$—	$124,082

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contract - Appreciation	$817	$—	$—	$817

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Repurchase agreement, at value (cost: $124,082)	$124,082
Cash on deposit with broker	19,264
Receivables:
Shares sold	27
Variation margin	824
Prepaid expense	—	(A)

	144,197

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	43
Management and advisory fees	130
Distribution and service fees	31
Administration fees	3
Audit and tax fees	9
Printing and shareholder reports fees	2
Trustees fees	—	(A)
Transfer Agent fees	—	(A)
Other	8

	226

Net assets	$143,971

Net assets consist of:
Capital stock ($.01 par value)	$433
Additional paid-in capital	198,084
Undistributed (accumulated) net investment (loss)	—
Undistributed (accumulated) net realized gain (loss) from investment in investment companies	(55,363)
Net unrealized appreciation (depreciation) on:
Futures contracts	817

Net assets	$143,971

Shares outstanding	43,271

Net asset value and offering price per share	$3.33

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Interest income	$15

Expenses:
Management and advisory	540
Distribution and service	159
Printing and shareholder reports	6
Custody	16
Administration	13
Legal	5
Audit and tax	13
Trustees	1
Transfer agent	1
Other	1

Total expenses	755

Recaptured expenses	26

Net expenses	781

Net investment loss	(766)

Net realized gain (loss) from:
Investment companies	(2)
Futures contracts	(44,008)

(44,010)

Net increase in unrealized appreciation (depreciation) on:
Futures contracts	1,445

Net realized and unrealized loss on investments in investment companies	(42,565)

Net decrease in net assets resulting from operations	$(43,331)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010
From operations:
Net investment loss	$(766)	$(250)
Net realized loss from investment companies and future contracts	(44,010)	(10,860)
Change in net unrealized appreciation (depreciation) on investments in investment companies and futures contracts.	1,445	(594)

Net decrease in net assets resulting from operations	(43,331)	(11,704)

Capital share transactions:
Proceeds from shares sold	273,466	86,376
Cost of shares redeemed	(99,578)	(62,253)

Net increase in net assets resulting from capital shares transactions	173,888	24,123

Net increase in net assets	130,557	12,419

Net assets:
Beginning of year	13,414	995

End of year	$143,971	$13,414

Accumulated net investment loss	$—	$—

Share activity:
Shares issued	66,555	15,254
Shares redeemed	(26,511)	(12,202)

Net increase (decrease) in shares outstanding	40,044	3,052

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period		Service Class
	For the year ended December 31,		May 1 to Dec 31, 2009(A)
	2011	2010
Net asset value
Beginning of year	$4.16	$5.68	$10.00
Investment operations
Net investment loss(B),(C)	(0.05)	(0.07)	(0.05)
Net realized and unrealized loss	(0.78)	(1.45)	(4.27)

Total operations	(0.83)	(1.52)	(4.32)

Net asset value
End of year	$3.33	$4.16	$5.68

Total return(D)	(19.95)%	(26.76)%	(43.20	)%(E)

Net assets end of year (000’s)	$143,971	$13,414	$995
Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture expense	1.23%	1.23%	1.23	%(G)
Before reimbursement/recapture expense	1.19%	1.29%	12.53	%(G)
Net investment loss, to average net assets(C)	(1.21)%	(1.22)%	(1.21	)%(G)
Portfolio turnover rate	—%	—%	—%

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(D)	Total Return reflects all fund expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Fund”) is part of TST. The Fund is “non-diversified” under the 1940 act.

The Fund currently offers one class of shares; a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Option and swaption contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market; and an inability of the counterparty to meet the contract terms.

The Fund purchases put and call options on foreign or U.S. securities, indices, futures, swaps (“swaptions”), and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium, which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statement of Operations.

There were no option and swaption contracts open at December 31, 2011.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk, and commodity risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the valuation summary on the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between any Levels during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $750 million	0.80%
Over $750 million	0.75%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.98% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months following any reimbursement from/by the adviser, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, the amount recaptured by the adviser was $26. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$21	12/31/2012
Fiscal Year 2010:	13	12/31/2013

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25%.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

There were no proceeds from securities purchased or securities sold (excluding short-term securities) for the year ended December 31, 2011.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objective. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Equity Contracts
Asset derivatives
Unrealized appreciation on futures contracts*	$817

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Only current day’s variation margin is reported within the Statement of Assets and Liabilities

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Equity Contracts
Realized Gain/(Loss) on derivatives recognized in income

Net realized gain (loss) on purchased options ^	$(3)
Net realized gain (loss) on futures contracts	(44,008)
Net change in Unrealized Appreciation/(Depreciation) on derivatives recognized in Income
Net change in unrealized appreciation on futures contracts	1,445

Total	$(42,566)

^	Included within net realized gain (loss) on transactions from Investment companies.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2009 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(766)
Undistributed (accumulated) net investment income (loss)	766
Undistributed (accumulated) net realized gain (loss) from investment securities	—

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the”Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$237	December 31, 2017
9,504	December 31, 2018
17,922	Short-Term Indefinitely
26,883	Long-Term Indefinitely

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$—

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(54,547)

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	—

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ProFund UltraBear VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ProFund UltraBear VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

(unaudited)

MARKET ENVIRONMENT

The Transamerica Systematic Small/Mid Cap Value VP fell around 3% during 2011, essentially in line with the Russell 2500® Value Index’s decline. The past year was a volatile one for the stock market. Investor flight-to-quality became a defining characteristic over the course of the year, especially once fears about the European financial system’s stability began to dominate the headlines once again. The negative sentiment deflated equity market values in 2011, and the fund was not immune from this trend. Interestingly, the market posted the decline for the year even as both bottom-up company fundamentals and broader macroeconomic indicators remained mostly positive. We did see a short-lived macroeconomic deceleration during the summer, but lingering concerns among some investors about a double-dip recession were assuaged by some very positive economic data in the final months of 2011, spanning the retail, manufacturing, housing, and financial sectors. These favorable releases helped lower investors’ risk aversion and allowed the fund to participate in a late-year rally that would eventually drive the fund up by a mid-teens percentage in the final quarter.

The respectable finish to the year notwithstanding, 2011 presented some challenges for active managers. Investors alternated between risk aversion and risk tolerance throughout, a dynamic which caused correlations among individual stock returns to reach record levels—higher than during the Great Depression and the 2008 financial crisis. As a result, stock prices have not followed cash flow and earnings trends as they typically do. The elevated correlations were a particular headwind for our strategy, as the superior earnings and cash flow fundamentals of our companies went unrewarded by Wall Street for a good portion of the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Systematic Small/Mid Cap Value VP, Initial Class returned (2.66)%. By comparison, its benchmark, the Russell 2500® Value Index, returned (3.36)%.

Prior to March 22, 2011, Transamerica Systematic Small/Mid Cap Value VP was named Transamerica Small/Mid Cap Value VP and had a different sub-adviser.

STRATEGY REVIEW

Our bottom-up focus on company fundamentals led us to construct a generally pro-cyclical portfolio when Systematic came on board as manager of the fund in April. Sector allocation did not materially overweight any one sector relative to the Russell 2500® Value index, but our individual stock selection tended to focus on companies leveraged to a sustained economic recovery (so-called high-beta stocks). Clearly, this was a negative given the temporary macroeconomic deceleration last summer, coupled with the volatile situation in Europe and its effect on investor sentiment on this side of the Atlantic.

From a sector allocation standpoint, our underweight to Utilities of more than 300 basis points relative to the benchmark was a headwind for our strategy, as Utilities were only one of two economic sectors to see positive returns during the period. Investors favored this sector primarily for its defensive characteristics and its high median dividend yield, which saw increased investor attraction in light of the persistent low interest rate environment that made Utilities a credible investment alternative to bonds in 2011. We were slightly overweight in the other sector to show positive total returns, Consumer Staples.

Stock selection was especially good in Consumer Discretionary and Utilities, although with regards to the latter, it was not enough to offset the aforementioned sector underweight. Macy’s, Inc. was the fund’s top performer, as the company benefited from much-improved sales and marketing execution, as well as exceptional cost and inventory control.

Stock selection hurt relative performance of the fund in Financials, Health Care, Information Technology, and Materials. The fund’s worst performer was Denbury Resources, Inc. which has oil and gas production operations in the Gulf of Mexico and in Rocky Mountain shale. Bad weather put the company behind its drilling schedule, and the company’s initial returns on new investment came in below plan last year.

Ron Mushock, CFA

Kenneth Burgess, CFA

Co-Portfolio Managers

Systematic Financial Management L.P.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

			10 Years or
	1 Year	5 Years	Life of Class	Inception Date
Initial Class	(2.66)%	6.05%	9.22%	05/04/1993
Russell 2500® Value *	(3.36)%	(0.58)%	7.16%

Service Class	(2.86)%	5.77%	9.69%	05/03/2004

NOTES

*

The Russell 2500® Value Index (“Russell 2500® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio

Transamerica Systematic Small/Mid Cap Value VP
Initial Class	$1,000.00	$889.10	$4.24	$1,020.72	$4.53	0.89%
Service Class	1,000.00	888.10	5.43	1,019.46	5.80	1.14

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Common Stocks	98.6%
Securities Lending Collateral	9.1
Repurchase Agreement	1.6
Other Assets and Liabilities - Net	(9.3)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

SCHEDULE OF INVESTMENTS

At December 31, 2011

		Value
	Shares	(000’s)
COMMON STOCKS - 98.6%
Aerospace & Defense - 1.3%
Curtiss-Wright Corp. ^	18,300	$647
Ducommun, Inc. ^	58,000	740
Triumph Group, Inc.	42,600	2,489
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc. ‡	37,000	1,422
Auto Components - 1.1%
Lear Corp.	84,923	3,380
Automobiles - 0.5%
Harley-Davidson, Inc.	40,775	1,585
Beverages - 0.7%
Constellation Brands, Inc. - Class A ‡	96,350	1,992
Building Products - 1.5%
AO Smith Corp.	24,500	983
Fortune Brands Home & Security, Inc. ‡	24,500	417
Gibraltar Industries, Inc. ‡ ^	83,284	1,163
Owens Corning, Inc. ‡	63,350	1,819
Capital Markets - 4.4%
Duff & Phelps Corp. - Class A ^	44,300	642
Invesco, Ltd.	161,600	3,247
LPL Investment Holdings, Inc. ‡ ^	24,800	757
Raymond James Financial, Inc.	129,450	4,008
State Street Corp.	75,175	3,030
Stifel Financial Corp. ‡	26,750	857
Waddell & Reed Financial, Inc. - Class A	19,000	471
Chemicals - 1.8%
Agrium, Inc.	26,325	1,767
Albemarle Corp.	14,425	743
Ashland, Inc.	23,450	1,340
Huntsman Corp.	97,675	977
PolyOne Corp. ^	47,000	543
Commercial Banks - 6.2%
City National Corp. ^	13,000	574
Fifth Third Bancorp	368,900	4,692
First Citizens BancShares, Inc. - Class A	14,107	2,469
First Community Bancshares, Inc. ^	62,004	774
KeyCorp	525,400	4,040
Lakeland Bancorp, Inc. ^	28,302	244
Sandy Spring Bancorp, Inc. ^	54,600	958
Texas Capital Bancshares, Inc. ‡ ^	25,000	765
Umpqua Holdings Corp. ^	94,800	1,175
Washington Trust Bancorp, Inc. ^	29,678	708
Webster Financial Corp.	94,500	1,927
Commercial Services & Supplies - 0.3%
HNI Corp. ^	18,800	491
Steelcase, Inc. - Class A ^	51,600	385
Communications Equipment - 0.4%
Harmonic, Inc. ‡	125,000	630
KVH Industries, Inc. ‡ ^	67,824	528
Computers & Peripherals - 2.1%
Intermec, Inc. ‡	48,200	331
QLogic Corp. ‡	39,300	590
SanDisk Corp. ‡	36,225	1,783
Seagate Technology PLC	165,475	2,713
Western Digital Corp. ‡	28,800	891
Construction & Engineering - 1.5%
Chicago Bridge & Iron Co. NV - Class Y	12,500	473
EMCOR Group, Inc.	26,500	710
Foster Wheeler AG ‡	27,000	517
KBR, Inc.	98,450	2,744
Consumer Finance - 2.7%
Discover Financial Services	169,300	4,063
SLM Corp.	291,350	3,904
Electric Utilities - 3.4%
FirstEnergy Corp.	96,000	4,253

		Value
	Shares	(000’s)
Electric Utilities (continued)
MGE Energy, Inc. ^	20,000	$935
PPL Corp.	161,500	4,752
Electrical Equipment - 1.2%
PowerSecure International, Inc. ‡ ^	160,000	792
Regal Beloit Corp. ^	13,300	678
Thomas & Betts Corp. ‡	15,700	857
Woodward, Inc. ^	28,000	1,146
Electronic Equipment & Instruments - 1.5%
Orbotech, Ltd. ‡	142,488	1,421
Park Electrochemical Corp. ^	32,500	833
Rofin-Sinar Technologies, Inc. ‡ ^	25,100	574
TTM Technologies, Inc. ‡ ^	45,033	494
Universal Display Corp. ‡ ^	9,900	363
Vishay Intertechnology, Inc. ‡ ^	65,000	584
Energy Equipment & Services - 2.6%
Dresser-Rand Group, Inc. ‡	13,500	674
Oil States International, Inc. ‡	47,850	3,654
Superior Energy Services, Inc. ‡	115,950	3,298
Food Products - 2.2%
Hain Celestial Group, Inc. ‡ ^	78,875	2,892
J&J Snack Foods Group ^	13,700	730
Smithfield Foods, Inc. ‡	117,400	2,850
Health Care Equipment & Supplies - 0.4%
Align Technology, Inc. ‡	23,000	546
Hill-Rom Holdings, Inc.	22,000	741
Health Care Providers & Services - 4.4%
AMN Healthcare Services, Inc. ‡ ^	111,500	494
Cardinal Health, Inc.	87,500	3,553
CIGNA Corp.	62,075	2,607
Coventry Health Care, Inc. ‡	48,500	1,473
Health Management Associates, Inc. - Class A ‡	346,800	2,556
Health Net, Inc. ‡	78,750	2,396
Health Care Technology - 0.4%
Omnicell, Inc. ‡	78,500	1,297
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc.	47,100	1,260
PF Chang’s China Bistro, Inc.	7,700	238
Wendy’s Co.	180,000	965
Wyndham Worldwide Corp.	29,850	1,129
Household Durables - 0.4%
Harman International Industries, Inc.	20,600	783
Ryland Group, Inc. ^	26,000	410
Household Products - 0.5%
Spectrum Brands Holdings, Inc. ‡ ^	50,100	1,373
Industrial Conglomerates - 0.4%
Carlisle Cos., Inc.	26,000	1,152
Insurance - 5.9%
Alleghany Corp. ^	3,931	1,121
Aspen Insurance Holdings, Ltd.	39,400	1,044
Lincoln National Corp.	181,525	3,525
Marsh & McLennan Cos., Inc.	81,375	2,573
Selective Insurance Group, Inc. ^	126,058	2,235
United Fire & Casualty Co. ^	104,764	2,114
Validus Holdings, Ltd.	31,400	989
XL Group PLC - Class A	183,420	3,627
Internet Software & Services - 1.8%
AOL, Inc. ‡ ^	54,500	823
IAC/InterActiveCorp	20,000	852
Valueclick, Inc. ‡ ^	165,050	2,689
XO Group, Inc. ‡ ^	107,000	892
IT Services - 0.2%
VeriFone Holdings, Inc. ‡ ^	17,300	614
Leisure Equipment & Products - 0.6%
Arctic Cat, Inc. ‡ ^	37,000	834

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

		Value
	Shares	(000’s)
Leisure Equipment & Products (continued)
Leapfrog Enterprises, Inc. - Class A ‡	140,700	$787
Machinery - 4.5%
Altra Holdings, Inc. ‡ ^	77,200	1,454
CIRCOR International, Inc. ^	28,600	1,010
Columbus McKinnon Corp. ‡	54,700	694
Crane Co.	21,000	981
Eaton Corp.	54,600	2,377
Harsco Corp.	6,000	123
Kennametal, Inc.	17,800	650
Mueller Industries, Inc.	29,700	1,141
NN, Inc. ‡ ^	75,000	450
Sauer-Danfoss, Inc. ‡	23,500	851
Timken Co.	80,675	3,123
Wabash National Corp. ‡ ^	59,300	465
Media - 0.9%
CBS Corp. - Class B	56,400	1,530
Madison Square Garden, Inc. ‡	12,100	347
Scripps Networks Interactive, Inc. - Class A	21,450	910
Metals & Mining - 1.2%
Noranda Aluminum Holding Corp. ^	35,000	289
Nucor Corp.	55,650	2,202
Reliance Steel & Aluminum Co.	15,200	740
Worthington Industries, Inc. ^	17,400	285
Multiline Retail - 1.1%
Macy’s, Inc.	102,700	3,305
Multi-Utilities - 3.2%
CMS Energy Corp.	158,600	3,501
NiSource, Inc.	140,100	3,336
NorthWestern Corp.	69,000	2,470
Oil, Gas & Consumable Fuels - 3.9%
Carrizo Oil & Gas, Inc. ‡ ^	13,800	364
Energen Corp.	78,100	3,904
McMoRan Exploration Co. ‡ ^	34,000	495
SM Energy Co.	15,000	1,097
Spectra Energy Corp.	46,525	1,431
Tesoro Corp. ‡	28,600	668
Valero Energy Corp.	30,000	632
W&T Offshore, Inc. ^	43,500	923
Western Refining, Inc. ‡ ^	142,200	1,889
Paper & Forest Products - 1.5%
Domtar Corp.	10,000	800
MeadWestvaco Corp.	91,450	2,738
P.H. Glatfelter Co.	64,000	904
Personal Products - 1.3%
Herbalife, Ltd.	47,200	2,439
Nu Skin Enterprises, Inc. - Class A ^	27,200	1,321
Pharmaceuticals - 0.5%
Impax Laboratories, Inc. ‡ ^	42,000	847
Nektar Therapeutics ‡ ^	111,645	625
Professional Services - 0.4%
On Assignment, Inc. ‡ ^	93,500	1,045
Real Estate Investment Trusts - 8.2%
Annaly Capital Management, Inc.	82,025	1,309
BioMed Realty Trust, Inc. ^	141,800	2,564
Brandywine Realty Trust ^	436,675	4,148
CBL & Associates Properties, Inc. ^	224,500	3,525
DiamondRock Hospitality Co.	185,000	1,783
Dupont Fabros Technology, Inc. ^	61,400	1,487
Equity One, Inc. ^	66,500	1,129
Excel Trust, Inc. ^	113,993	1,368
Home Properties, Inc. ^	72,450	4,171
National Retail Properties, Inc.	38,500	1,016
Realty Income Corp. ^	9,100	318
Weingarten Realty Investors ^	55,000	1,200

		Value
	Shares	(000’s)
Road & Rail - 2.4%
Arkansas Best Corp.	2,000	$39
Hertz Global Holdings, Inc. ‡	265,100	3,107
Ryder System, Inc.	73,675	3,915
Semiconductors & Semiconductor Equipment - 2.3%
Applied Micro Circuits Corp. ‡	97,000	652
Brooks Automation, Inc.	113,000	1,160
COHU, Inc. ^	38,400	436
Entegris, Inc. ‡ ^	125,000	1,091
MKS Instruments, Inc.	22,500	626
Omnivision Technologies, Inc. ‡ ^	48,900	598
RF Micro Devices, Inc. ‡ ^	106,260	574
TriQuint Semiconductor, Inc. ‡	214,912	1,047
Veeco Instruments, Inc. ‡ ^	31,300	651
Software - 2.9%
Cadence Design Systems, Inc. ‡	256,525	2,668
Electronic Arts, Inc. ‡	124,200	2,559
Progress Software Corp. ‡ ^	45,800	886
Symantec Corp. ‡	94,450	1,478
Websense, Inc. ‡ ^	54,000	1,011
Specialty Retail - 5.8%
American Eagle Outfitters, Inc.	77,100	1,179
Ann, Inc. ‡	49,705	1,232
Children’s Place Retail Stores, Inc. ‡ ^	14,000	744
Express, Inc. ‡	82,025	1,636
Finish Line, Inc. - Class A ^	120,000	2,314
Foot Locker, Inc.	165,975	3,956
Pier 1 Imports, Inc. ‡ ^	236,200	3,290
Signet Jewelers, Ltd.	59,900	2,633
Textiles, Apparel & Luxury Goods - 1.9%
Columbia Sportswear Co. ^	14,000	652
G-III Apparel Group, Ltd. ‡ ^	28,500	710
Oxford Industries, Inc. ^	19,500	880
PVH Corp.	28,375	1,999
Steven Madden, Ltd. ‡	35,000	1,208
Thrifts & Mortgage Finance - 3.0%
Berkshire Hills Bancorp, Inc. ^	60,887	1,351
Brookline Bancorp, Inc. ^	92,000	776
Dime Community Bancshares, Inc. ^	48,000	605
First Niagara Financial Group, Inc.	73,600	635
Northwest Bancshares, Inc. ^	67,034	834
Oritani Financial Corp. ^	21,300	272
Provident Financial Services, Inc.	67,000	897
Provident New York Bancorp ^	118,500	787
Trustco Bank Corp.	106,000	595
United Financial Bancorp, Inc. ^	43,721	703
Washington Federal, Inc.	105,000	1,469
Tobacco - 0.3%
Lorillard, Inc.	7,475	852
Water Utilities - 1.2%
American Water Works Co., Inc.	110,150	3,509

Total Common Stocks (cost $307,671)		290,160

SECURITIES LENDING COLLATERAL - 9.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	26,810,973	26,811
Total Securities Lending Collateral (cost $26,811)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal	Value
	(000’s)	(000’s)
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $4,703 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, and with a value of $4,797.	$4,703	$4,703
Total Repurchase Agreement (cost $4,703)

Total Investment Securities (cost $339,185) P		321,674
Other Assets and Liabilities - Net		(27,399)

Net Assets		$294,275

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $26,092.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $339,836. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $14,117 and $32,279, respectively. Net unrealized depreciation for tax purposes is $18,162.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$281,409	$8,751	$—	$290,160
Repurchase Agreements	—	4,703	—	4,703
Securities Lending Collateral	26,811	—	—	26,811

Total	$308,220	$13,454	$—	$321,674

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $334,482) (including securities loaned of $26,092)	$316,971
Repurchase agreement, at value (cost: $4,703)	4,703
Receivables:
Investment securities sold	19
Shares sold	32
Securities lending income (net)	8
Dividends	470
Prepaid expenses	—	(A)

	322,203

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	765
Shares redeemed	94
Management and advisory fees	181
Distribution and service fees	15
Transfer agent fees	—	(A)
Administration fees	5
Printing and shareholder reports fees	24
Audit and tax fees	10
Trustees fees	—	(A)
Other	23
Collateral for securities on loan	26,811

	27,928

Net assets	$294,275

Net assets consist of:
Capital stock ($.01 par value)	$145
Additional paid-in capital	234,443
Undistributed (accumulated) net investment income (loss)	1,455
Undistributed (accumulated) net realized gain (loss) from investment securities	75,743
Net unrealized appreciation (depreciation) on:
Investment securities	(17,511)

Net assets	$294,275

Net assets by class:
Initial Class	$223,957
Service Class	70,318
Shares outstanding:
Initial Class	11,042
Service Class	3,504
Net asset value and offering price per share:
Initial Class	$20.28
Service Class	20.07

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $4)	$4,348
Interest income	1
Securities lending income (net)	141

4,490

Expenses:
Management and advisory	2,574
Distribution and service:
Service Class	182
Printing and shareholder reports	140
Custody	60
Administration	64
Legal	17
Audit and tax	15
Trustees	10
Transfer agent	2
Other	9

Total expenses	3,073

Less waiver/reimbursement	(28)

Net expenses	3,045

Net investment income	1,445

Net realized gain (loss) on transactions from:
Investment securities	82,789

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(93,593)

Net realized and unrealized loss	(10,804)

Net decrease in net assets resulting from operations	$(9,359)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31,	December 31,
	2011	2010
From operations:
Net investment income	$1,445	$190
Net realized gain (loss) from investment securities	82,789	36,541
Change in net unrealized appreciation (depreciation) on investment securities	(93,593)	34,285

Net increase (decrease) in net assets resulting from operations	(9,359)	71,016

Distributions to shareholders:
From net investment income:
Initial Class	(373)	(1,656)
Service Class	(30)	(219)

Total distributions to shareholders	(403)	(1,875)

Capital share transactions:
Proceeds from shares sold:
Initial Class	23,489	29,890
Service Class	36,531	39,818

	60,020	69,708

Dividends and distributions reinvested:
Initial Class	373	1,656
Service Class	30	219

	403	1,875

Cost of shares redeemed:
Initial Class	(55,297)	(52,182)
Service Class	(23,949)	(12,324)

	(79,246)	(64,506)

Net increase (decrease) in net assets from capital shares transactions	(18,823)	7,077

Net increase (decrease) in net assets	(28,585)	76,218

Net assets:
Beginning of year	322,860	246,642

End of year	$294,275	$322,860

Undistributed net investment income	$1,455	$435

Share activity:
Shares issued:
Initial Class	1,116	1,713
Service Class	1,718	2,183

	2,834	3,896

Shares issued-reinvested from distributions:
Initial Class	20	110
Service Class	1	14

	21	124

Shares redeemed:
Initial Class	(2,616)	(3,069)
Service Class	(1,193)	(744)

	(3,809)	(3,813)

Net increase (decrease) in shares outstanding:
Initial Class	(1,480)	(1,246)
Service Class	526	1,453

	(954)	207

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011		2010	2009	2008	2007
Net asset value
Beginning of year	$20.87		$16.14	$11.60	$22.10	$19.58
Investment operations
Net investment income(A)	0.10		0.02	0.14	0.28	0.34
Net realized and unrealized gain (loss)	(0.66)		4.84	4.84	(8.43)	4.35

Total operations	(0.56)		4.86	4.98	(8.15)	4.69

Distributions
From net investment income	(0.03)		(0.13)	(0.44)	(0.29)	(0.21)
From net realized gains	—		—	—	(2.06)	(1.96)

Total distributions	(0.03)		(0.13)	(0.44)	(2.35)	(2.17)

Net asset value
End of year	$20.28		$20.87	$16.14	$11.60	$22.10

Total return(B)	(2.66%)		30.41%	43.21%	(40.86%)	24.74%
Net assets end of year (000’s)	$223,957		$261,291	$222,235	$175,980	$463,795
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.89%		0.86%	0.88%	0.86%	0.85%
Before reimbursement/fee waiver	0.90%		0.86%	0.88%	0.86%	0.85%
Net investment income, to average net assets	0.50%		0.10%	1.03%	1.52%	1.57%
Portfolio turnover rate	174	%(C)	62%	89%	60%	18%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011		2010	2009	2008	2007
Net asset value
Beginning of year	$20.67		$16.01	$11.49	$21.94	$19.48
Investment operations
Net investment income (loss)(A)	0.06		(0.03)	0.12	0.23	0.27
Net realized and unrealized gain (loss)	(0.65)		4.80	4.78	(8.36)	4.33

Total operations	(0.59)		4.77	4.90	(8.13)	4.60

Distributions
From net investment income	(0.01)		(0.11)	(0.38)	(0.26)	(0.18)
From net realized gains	—		—	—	(2.06)	(1.96)

Total distributions	(0.01)		(0.11)	(0.38)	(2.32)	(2.14)

Net asset value
End of year	$20.07		$20.67	$16.01	$11.49	$21.94

Total return(B)	(2.86%)		30.05%	42.90%	(41.05%)	24.39%
Net assets end of year (000’s)	$70,318		$61,569	$24,407	$12,628	$31,226
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.14%		1.11%	1.13%	1.11%	1.10%
Before reimbursement/fee waiver	1.15%		1.11%	1.13%	1.11%	1.10%
Net investment income (loss), to average net assets	0.29%		(0.15%)	0.91%	1.29%	1.27%
Portfolio turnover rate	174	%(C)	62%	89%	60%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the fund’s sub-adviser.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective March 22, 2011, Transamerica Small/Mid Cap Value VP changed its name to Transamerica Systematic Small/Mid Cap Value VP (the “Fund”). The Fund is part of TST.

The Fund currently offers two classes of shares; an Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $55, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Prior to March 22, 2011, Transamerica Investment Management, LLC, an affiliate of the Fund, served as sub-adviser to the Fund. On March 22, 2011, the Fund changed its sub-adviser to Systematic Financial Management L.P.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Madison Balanced Allocation VP	$130	0.04%
Transamerica Madison Moderate Growth Allocation VP	10	0.00	(A)

Total	$140	0.04%

(A)	Amount rounds to less than 0.01%.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.75%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.89% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2011:	$28	12/31/2014

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$549,063
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	551,247
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(22)
Undistributed (accumulated) net realized gain (loss) from investment securities	22

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards utilized during the year ended December 31, 2011 was $7,028.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$403
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	1,875
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$15,914

Undistributed Long-term Capital Gain	61,873

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(18,162)

Other Temporary Differences	62

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Systematic Small/Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Systematic Small/Mid Cap Value VP (formerly, Transamerica Small/Mid Cap Value VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Systematic Small/Mid Cap Value VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Systematic Small/Mid Cap Value VP

(formerly, Transamerica Small/Mid Cap Value VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

Market euphoria from last year extended into the first half of 2011. During the summer, Europe’s debt crisis, Japan’s earthquake, tsunami, and nuclear incident, and weakening U.S. economic data weighed heavily on the market. As the summer progressed, concern over Japan’s disaster abated, and U.S. economic data began to improve, but angst over whether Europe’s leaders would be able to agree on a solution to the debt problem was a significant headwind for the market in early fall. The market surmounted these worries in the fourth quarter with strong performance that helped it close relatively flat for the year. Over the year, growth stocks outperformed value stocks, and small-caps underperformed mid- and large-caps.

PERFORMANCE

For the year ended December 31, 2011, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 1.69%. By comparison, its benchmark, the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI US Small Cap Growth”), returned (1.48%).

STRATEGY REVIEW

The fund ended 2011 with a gain for the 12-month period and outperformed the MSCI US Small Cap Growth, which finished the year with a small loss.

Stock selection, notably in the commercial services & supplies and business services sector, drove the fund’s outperformance of the index for the 12-month period. Clean Harbors, Inc., a leading provider of hazardous waste services, benefited from increasing customer demand. Another contributor within the trading companies & distributers sector was RSC Holdings, Inc., a heavy equipment rental provider, which received a buyout offer at a significant premium.

The fund also benefited relative to the index from stock selection in the specialty retail sector. Notable contributors included Tractor Supply Co. (“TSC”) and Sally Beauty Supply. Despite economic headwinds, new and existing customers pushed sales higher for farm and ranch store chain TSC. Sally Beauty Supply, a manufacturer and distributor of beauty products to retail consumers and professional stylists, had rising sales as the firm captured market share.

Pharmasset, Inc., one of the fund’s top absolute contributors, drove outperformance in Biotechnology. The clinical-stage pharmaceutical company, a developer of antiviral therapies to treat hepatitis-C, hepatitis-B, and HIV, announced that a large biotechnology company had made a generous acquisition offer.

Information technology was the notable area of underperformance within the fund. Weak growth expectations for next year hurt Rovi, a provider of on-screen navigation program guides similar to the “TV Guide” channel. Dolby Laboratories, a developer of audio technologies embedded in many consumer electronics, was hurt by news that Microsoft may not include the company’s technology as part of its Windows 8 operating system.

The fund did not invest in derivatives over the last year.

From talking to our small-cap growth companies, we do not detect signs of recession. However, it remains to be seen whether economic weakness in Europe will stall growth in the U.S. Company valuations appear a bit stretched at this time, with earnings growth beginning to slip. However, the long-term performance of small-cap stocks has exceeded that of large-caps, and we are taking this opportunity to accumulate shares of companies across many sectors that we believe will outperform over time. We also believe there are pockets of opportunity in the initial public offering and other capital markets, and in mergers and acquisitions.

Sudhir Nanda Ph.D., CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	1.69%	5.79%	5.51%	05/03/1999
MSCI US Small Cap Growth*	(1.48)%	3.71%	6.09%

Service Class	1.51%	5.52%	9.59%	05/01/2003

NOTES

*	The Morgan Stanley Capital International U.S Small Cap Growth Index (“MSCI US Small Cap Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio

Transamerica T. Rowe Price Small Cap VP
Initial Class	$1,000.00	$908.30	$4.14	$1,020.87	$4.38	0.86%
Service Class	1,000.00	908.10	5.34	1,019.61	5.65	1.11

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Common Stocks	99.3%
Securities Lending Collateral	25.6
Repurchase Agreement	1 .1
Other Assets and Liabilities - Net	(26.0)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.3%
Aerospace & Defense - 2.6%
Esterline Technologies Corp. ‡ ^	14,500	$812
GenCorp, Inc. ‡ ^	27,500	146
HEICO Corp. - Class A	25,056	986
Hexcel Corp. ‡ ^	29,100	705
Transdigm Group, Inc. ‡ ^	19,400	1,856
Triumph Group, Inc. ^	12,000	701
Air Freight & Logistics - 0.4%
Hub Group, Inc. - Class A ‡ ^	12,300	399
UTI Worldwide, Inc. ^	35,300	469
Airlines - 0.1%
Allegiant Travel Co. - Class A ‡ ^	2,500	133
Auto Components - 1.0%
Dana Holding Corp. ‡ ^	44,700	543
Gentex Corp. ^	16,200	479
Tenneco, Inc. ‡ ^	24,800	739
TRW Automotive Holdings Corp. ‡	6,300	205
Beverages - 0.8%
Boston Beer Co., Inc. - Class A ‡ ^	15,600	1,694
Biotechnology - 7.0%
Acorda Therapeutics, Inc. ‡ ^	14,000	334
Alexion Pharmaceuticals, Inc. ‡	18,700	1,338
Alkermes PLC ‡ ^	30,900	536
Alnylam Pharmaceuticals, Inc. ‡ ^	7,500	61
Arqule, Inc. ‡ ^	17,400	98
BioMarin Pharmaceutical, Inc. ‡ ^	32,300	1,110
Cepheid, Inc. ‡ ^	29,100	1,001
Cubist Pharmaceuticals, Inc. ‡ ^	25,900	1,026
Human Genome Sciences, Inc. ‡ ^	31,200	231
Idenix Pharmaceuticals, Inc. ‡ ^	27,100	202
Incyte Corp., Ltd. ‡ ^	80,800	1,213
InterMune, Inc. ‡ ^	21,600	272
Lexicon Pharmaceuticals, Inc. ‡ ^	30,200	39
Momenta Pharmaceuticals, Inc. ‡ ^	11,800	205
NPS Pharmaceuticals, Inc. ‡ ^	13,000	86
Onyx Pharmaceuticals, Inc. ‡	21,000	923
Pharmacyclics, Inc. ‡ ^	10,800	160
Pharmasset, Inc. ‡	18,700	2,398
Regeneron Pharmaceuticals, Inc. ‡ ^	20,400	1,131
Rigel Pharmaceuticals, Inc. ‡ ^	17,700	140
Savient Pharmaceuticals, Inc. ‡ ^	19,400	43
Seattle Genetics, Inc. ‡ ^	23,400	391
Senomyx, Inc. ‡ ^	14,900	52
Theravance, Inc. ‡ ^	22,900	506
United Therapeutics Corp. ‡	17,400	822
Capital Markets - 0.9%
Affiliated Managers Group, Inc. ‡	7,100	681
Cohen & Steers, Inc. ^	3,700	107
E*Trade Financial Corp. ‡	58,960	469
Stifel Financial Corp. ‡	15,849	508
Chemicals - 2.9%
Intrepid Potash, Inc. ‡ ^	13,800	312
Koppers Holdings, Inc. ^	9,100	313
Newmarket Corp. ^	4,400	872
Rockwood Holdings, Inc. ‡	33,100	1,303
Solutia, Inc. ‡	47,800	826
Stepan Co. ^	8,200	657
WR Grace & Co. ‡	32,300	1,483
Commercial Banks - 1.2%
Signature Bank ‡ ^	18,100	1,086
SVB Financial Group ‡ ^	14,800	706
Texas Capital Bancshares, Inc. ‡ ^	21,200	649
Commercial Services & Supplies - 2.8%
ACCO Brands Corp. ‡ ^	21,600	208
Brink’s Co.	8,000	215
Cenveo, Inc. ‡ ^	26,500	90
Clean Harbors, Inc. ‡	39,300	2,506
Rollins, Inc. ^	27,650	614

	Shares	Value (000’s)
Commercial Services & Supplies (continued)
Team, Inc. ‡ ^	14,400	$428
US Ecology, Inc. ^	10,600	199
Waste Connections, Inc. ^	40,687	1,348
Communications Equipment - 2.0%
Acme Packet, Inc. ‡ ^	9,600	297
Adtran, Inc. ^	16,700	504
Arris Group, Inc. ‡ ^	3,400	37
Aruba Networks, Inc. ‡ ^	34,600	641
JDS Uniphase Corp. ‡	64,400	671
Plantronics, Inc. ^	23,900	851
Polycom, Inc. ‡	41,024	669
Riverbed Technology, Inc. ‡ ^	11,300	266
Computers & Peripherals - 0.3%
Synaptics, Inc. ‡ ^	20,700	624
Construction & Engineering - 0.2%
MYR Group, Inc. ‡ ^	16,300	312
Consumer Finance - 1.0%
Cardtronics, Inc. ‡	37,500	1,014
World Acceptance Corp. ‡ ^	13,600	1,000
Containers & Packaging - 0.4%
Rock-Tenn Co. - Class A ^	13,500	779
Distributors - 0.4%
LKQ Corp. ‡	10,700	322
MWI Veterinary Supply, Inc. ‡ ^	6,200	412
Diversified Consumer Services - 1.6%
American Public Education, Inc. ‡ ^	28,200	1,220
Sotheby’s ^	23,000	656
Steiner Leisure, Ltd. ‡	11,600	527
Weight Watchers International, Inc. ^	13,700	754
Diversified Financial Services - 0.9%
MSCI, Inc. - Class A ‡ ^	16,288	536
NewStar Financial, Inc. ‡ ^	50,900	518
Portfolio Recovery Associates, Inc. ‡ ^	12,200	824
Diversified Telecommunication Services - 0.7%
Premiere Global Services, Inc. ‡ ^	21,800	185
TW Telecom, Inc. - Class A ‡ ^	61,300	1,188
Electrical Equipment - 2.1%
Acuity Brands, Inc. ^	23,600	1,251
General Cable Corp. ‡ ^	8,800	220
II-VI, Inc. ‡ ^	36,400	668
Thomas & Betts Corp. ‡	21,200	1,158
Woodward, Inc. ^	20,900	855
Electronic Equipment & Instruments - 1.4%
Anixter International, Inc. ‡ ^	17,000	1,014
Coherent, Inc. ‡ ^	13,700	716
Cyberoptics Corp. ‡ ^	22,593	177
Dolby Laboratories, Inc. - Class A ‡	2,100	64
Itron, Inc. ‡	7,900	283
Power-One, Inc. ‡ ^	43,600	170
Rofin-Sinar Technologies, Inc. ‡ ^	10,900	249
Trimble Navigation, Ltd. ‡ ^	4,800	208
Energy Equipment & Services - 3.9%
Atwood Oceanics, Inc. ‡ ^	13,600	541
Complete Production Services, Inc. ‡	23,800	799
Core Laboratories NV	10,300	1,175
Dawson Geophysical Co. ‡ ^	3,200	126
Dril-Quip, Inc. ‡	9,300	612
Gulf Island Fabrication, Inc. ^	11,300	330
Ion Geophysical Corp. ‡ ^	34,900	214
Lufkin Industries, Inc. ^	9,100	613
Oceaneering International, Inc. ^	15,700	724
Oil States International, Inc. ‡ ^	14,200	1,084
Superior Energy Services, Inc. ‡ ^	28,300	805
Tesco Corp. ‡ ^	23,600	298
TETRA Technologies, Inc. ‡ ^	22,800	213
Unit Corp. ‡	7,100	329
Food Products - 1.1%
J&J Snack Foods Group ^	16,700	890

The notes to the financials statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Food Products (continued)
TreeHouse Foods, Inc. ‡ ^	20,500	$1,340
Health Care Equipment & Supplies - 3.3%
Arthrocare Corp. ‡ ^	21,700	687
Cooper Cos., Inc.	10,400	733
Edwards Lifesciences Corp. ‡ ^	3,000	212
HeartWare International, Inc. ‡ ^	5,600	386
IDEXX Laboratories, Inc. ‡ ^	12,100	932
Integra LifeSciences Holdings Corp. ‡ ^	9,000	277
Masimo Corp. ‡ ^	13,300	249
Meridian Bioscience, Inc. ^	15,350	289
Orthofix International NV ‡ ^	18,500	652
Sirona Dental Systems, Inc. ‡ ^	26,000	1,146
Thoratec Corp. ‡	19,200	644
Volcano Corp. ‡ ^	21,600	514
Health Care Providers & Services - 3.8%
Catalyst Health Solutions, Inc. ‡ ^	18,400	957
Centene Corp. ‡	19,900	788
Chemed Corp. ^	9,100	466
Corvel Corp. ‡ ^	12,600	652
Healthsouth Corp. ‡	27,500	486
HMS Holdings Corp. ‡ ^	44,300	1,416
Mednax, Inc. ‡ ^	12,200	879
PharMerica Corp. ‡ ^	9,900	150
PSS World Medical, Inc. ‡ ^	21,900	530
Team Health Holdings, Inc. ‡	29,100	642
Tenet Healthcare Corp. ‡ ^	128,800	661
VCA Antech, Inc. ‡	6,500	128
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. ‡	33,220	629
Hotels, Restaurants & Leisure - 2.3%
CEC Entertainment, Inc. ^	6,700	231
Cheesecake Factory, Inc. ‡ ^	19,500	572
Choice Hotels International, Inc. ^	9,000	342
Denny’s Corp. ‡ ^	99,800	375
National CineMedia, Inc. ^	8,700	108
Panera Bread Co. - Class A ‡ ^	16,500	2,334
PF Chang’s China Bistro, Inc. ^	3,100	96
Red Robin Gourmet Burgers, Inc. ‡ ^	5,700	158
WMS Industries, Inc. ‡ ^	18,850	387
Household Durables - 0.7%
Tempur-Pedic International, Inc. ‡ ^	26,700	1,403
Household Products - 0.1%
Church & Dwight Co., Inc. ^	6,300	288
Insurance - 0.5%
Amtrust Financial Services, Inc. ^	20,000	475
HCC Insurance Holdings, Inc.	7,200	198
StanCorp Financial Group, Inc. ^	7,000	257
Internet & Catalog Retail - 0.8%
HSN, Inc. ^	30,200	1,095
Shutterfly, Inc. ‡ ^	21,900	498
Internet Software & Services - 2.0%
Ancestry.com, Inc. ‡ ^	10,700	246
AsiaInfo Holdings, Inc. ‡ ^	13,400	104
j2 Global, Inc. ^	20,700	582
Mercadolibre, Inc. ^	12,000	955
Perficient, Inc. ‡ ^	21,500	215
RealNetworks, Inc. ^	14,549	109
SINA Corp. ‡	2,400	125
Sohu.com, Inc. ‡ ^	8,500	425
Valueclick, Inc. ‡ ^	31,400	512
WebMD Health Corp. - Class A ‡ ^	19,800	743
IT Services - 3.4%
CACI International, Inc. - Class A ‡ ^	1,800	101
Gartner, Inc. ‡	49,300	1,714
Genpact, Ltd. ‡	6,200	93
Global Payments, Inc. ^	6,720	318
Heartland Payment Systems, Inc. ^	31,320	763
MAXIMUS, Inc. ^	35,200	1,456

	Shares	Value (000’s)
IT Services (continued)
NCI, Inc. - Class A ‡ ^	20,800	$242
Teletech Holdings, Inc. ‡ ^	19,600	318
TNS, Inc. ‡ ^	9,700	172
Unisys Corp. ‡ ^	8,490	167
VeriFone Holdings, Inc. ‡	16,500	586
Wright Express Corp. ‡	15,300	830
Leisure Equipment & Products - 1.4%
Brunswick Corp. ^	32,600	589
Polaris Industries, Inc. ^	31,700	1,774
Pool Corp. ^	17,300	521
Life Sciences Tools & Services - 1.4%
AMAG Pharmaceuticals, Inc. ‡	8,400	159
Bio-Rad Laboratories, Inc. - Class A ‡	6,400	614
Bruker Corp. ‡	45,300	563
Exelixis, Inc. ‡ ^	85,500	405
Illumina, Inc. ‡ ^	7,100	216
Mettler-Toledo International, Inc. ‡ ^	3,100	458
Parexel International Corp. ‡ ^	17,200	357
Machinery - 6.5%
3D Systems Corp. ‡ ^	21,900	315
Actuant Corp. - Class A ^	34,900	792
Chart Industries, Inc. ‡	10,300	557
Gardner Denver, Inc.	26,600	2,051
Graco, Inc. ^	21,700	887
IDEX Corp.	26,000	965
John Bean Technologies Corp. ^	10,800	166
Meritor, Inc. ‡ ^	37,000	197
Middleby Corp. ‡ ^	12,300	1,157
Nacco Industries, Inc. - Class A ^	4,100	366
Nordson Corp. ^	30,300	1,248
Robbins & Myers, Inc. ^	15,700	762
Toro Co.	18,900	1,146
Valmont Industries, Inc. ^	13,100	1,189
Wabtec Corp.	19,300	1,350
Marine - 0.8%
Kirby Corp. ‡	24,000	1,580
Media - 1.5%
CTC Media, Inc.	16,700	146
Digital Generation, Inc. ‡ ^	31,600	377
John Wiley & Sons, Inc. - Class A ^	13,600	604
Knology, Inc. ‡ ^	13,300	189
Liberty Media Corp. - Liberty Capital ‡	5,700	445
Madison Square Garden, Inc. ‡	36,100	1,033
Sirius XM Radio, Inc. ‡ ^	140,400	256
Metals & Mining - 1.3%
Allied Nevada Gold Corp. ‡ ^	26,500	803
Carpenter Technology Corp.	6,100	314
Compass Minerals International, Inc. ^	6,800	468
Royal Gold, Inc.	8,500	573
Stillwater Mining Co. ‡ ^	46,000	481
Multiline Retail - 0.4%
Big Lots, Inc. ‡	22,400	846
Oil, Gas & Consumable Fuels - 3.6%
Bill Barrett Corp. ‡ ^	13,600	463
Clayton Williams Energy, Inc. ‡	17,500	1,328
Contango Oil & Gas Co. ‡ ^	17,400	1,012
Gran Tierra Energy, Inc. ‡ ^	63,760	306
Northern Oil and Gas Inc. ‡ ^	40,500	971
Oasis Petroleum, Inc. ‡ ^	26,100	759
Patriot Coal Corp. ‡ ^	34,200	290
Rosetta Resources, Inc. ‡ ^	19,400	844
SM Energy Co. ^	18,300	1,338
Paper & Forest Products - 0.4%
Clearwater Paper Corp. ‡ ^	9,200	328
KapStone Paper and Packaging Corp. ‡	28,000	440
Personal Products - 0.5%
Herbalife, Ltd. ^	18,500	956

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Pharmaceuticals - 2.3%
Akorn, Inc. ‡ ^	56,800	$632
Auxilium Pharmaceuticals, Inc. ‡ ^	15,700	313
Avanir Pharmaceuticals, Inc. - Class A ‡ ^	65,800	135
Cadence Pharmaceuticals, Inc. ‡ ^	9,200	36
Jazz Pharmaceuticals, Inc. ‡ ^	7,300	282
Map Pharmaceuticals, Inc. ‡ ^	10,200	134
Medicines Co. ‡	31,200	582
Nektar Therapeutics ‡ ^	25,900	145
Par Pharmaceutical Cos., Inc. ‡ ^	16,200	530
Salix Pharmaceuticals, Ltd. ‡ ^	18,500	885
ViroPharma, Inc. ‡ ^	34,100	934
Xenoport, Inc. ‡ ^	8,400	32
Professional Services - 1.3%
Advisory Board Co. ‡ ^	14,000	1,038
Huron Consulting Group, Inc. ‡ ^	24,300	941
IHS, Inc. - Class A ‡	2,200	190
Korn/Ferry International ‡	12,700	217
Towers Watson & Co. - Class A	3,900	234
Real Estate Investment Trusts - 0.9%
Dupont Fabros Technology, Inc. ^	15,400	373
Sabra Healthcare REIT, Inc. ^	5,766	70
Strategic Hotels & Resorts, Inc. ‡ ^	60,300	324
Taubman Centers, Inc. ^	17,000	1,055
Real Estate Management & Development - 1.0%
Altisource Portfolio Solutions SA ‡ ^	16,900	848
Forest City Enterprises, Inc. - Class A ‡ ^	53,200	629
Jones Lang Lasalle, Inc. ^	7,900	484
Road & Rail - 1.6%
Avis Budget Group, Inc. ‡	35,100	376
Landstar System, Inc. ^	18,100	867
Old Dominion Freight Line, Inc. ‡	29,799	1,209
RailAmerica, Inc. ‡ ^	56,900	847
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Energy Industries, Inc. ‡ ^	10,800	116
Amkor Technology, Inc. ‡ ^	73,600	321
Atmel Corp. ‡ ^	55,800	452
Cabot Microelectronics Corp. ‡ ^	6,800	321
Cavium, Inc. ‡ ^	17,800	506
Cymer, Inc. ‡ ^	10,300	513
Cypress Semiconductor Corp. ‡ ^	50,300	849
Diodes, Inc. ‡ ^	29,400	626
Hittite Microwave Corp. ‡ ^	12,300	607
Micrel, Inc. ^	32,600	330
Microsemi Corp. ‡	26,800	449
PMC-Sierra, Inc. ‡ ^	29,900	165
Semtech Corp. ‡ ^	19,900	494
Silicon Laboratories, Inc. ‡ ^	16,800	729
TriQuint Semiconductor, Inc. ‡ ^	58,100	283
Veeco Instruments, Inc. ‡ ^	13,700	285
Software - 9.7%
Actuate Corp. ‡	20,500	120
Advent Software, Inc. ‡ ^	22,500	548
ANSYS, Inc. ‡	7,089	406
Ariba, Inc. ‡	42,300	1,188
Commvault Systems, Inc. ‡	27,900	1,192
Concur Technologies, Inc. ‡ ^	19,200	975
Ebix, Inc. ^	29,000	641
FactSet Research Systems, Inc. ^	9,950	868
Fortinet, Inc. ‡	56,000	1,221
Informatica Corp. ‡ ^	38,900	1,438
Jack Henry & Associates, Inc. ^	9,300	313
Kenexa Corp. ‡ ^	22,400	598
Micros Systems, Inc. ‡ ^	34,100	1,589
Monotype Imaging Holdings, Inc. ‡ ^	25,000	390
Netscout Systems, Inc. ‡ ^	33,700	593
OPNET Technologies, Inc. ^	25,500	935
Parametric Technology Corp. ‡	33,100	604
Progress Software Corp. ‡ ^	11,950	231

	Shares	Value (000’s)
Software (continued)
Quest Software, Inc. ‡	25,600	$476
RealD, Inc. ‡ ^	12,500	99
Rovi Corp. ‡	20,600	506
Solera Holdings, Inc.	24,500	1,091
Taleo Corp. - Class A ‡ ^	16,500	638
TIBCO Software, Inc. ‡	68,400	1,636
Ultimate Software Group, Inc. ‡ ^	23,700	1,544
Specialty Retail - 4.5%
Aaron’s, Inc. ^	32,150	858
Aeropostale, Inc. ‡ ^	18,725	286
Ascena Retail Group, Inc. ‡ ^	34,300	1,019
Children’s Place Retail Stores, Inc. ‡ ^	7,400	393
Guess?, Inc. ^	10,900	325
Hibbett Sports, Inc. ‡ ^	11,900	538
JOS A. Bank Clothiers, Inc. ‡ ^	17,900	873
Monro Muffler Brake, Inc. ^	43,350	1,682
Sally Beauty Holdings, Inc. ‡ ^	84,800	1,791
Tractor Supply Co. ^	19,600	1,375
Textiles, Apparel & Luxury Goods - 2.3%
Deckers Outdoor Corp. ‡	15,400	1,163
Fossil, Inc. ‡ ^	11,212	890
Hanesbrands, Inc. ‡ ^	11,800	258
Iconix Brand Group, Inc. ‡ ^	32,500	529
PVH Corp.	11,700	825
True Religion Apparel, Inc. ‡ ^	9,000	311
Warnaco Group, Inc. ‡ ^	13,600	681
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. ‡ ^	18,700	69
Radian Group, Inc. ^	15,700	37
Trading Companies & Distributors - 1.1%
Beacon Roofing Supply, Inc. ‡ ^	25,500	516
RSC Holdings, Inc. ‡ ^	45,000	832
United Rentals, Inc. ‡ ^	26,900	795
Wireless Telecommunication Services - 0.3%
SBA Communications Corp. - Class A ‡ ^	13,100	563

Total Common Stocks (cost $172,753)		200,187

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	51,515,767	51,516
Total Securities Lending Collateral (cost $51,516)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $2,197 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 08/01/2026, and with a value of $2,242.	$2,197	2,197
Total Repurchase Agreement (cost $2,197)

Total Investment Securities (cost $226,466) P		253,900
Other Assets and Liabilities - Net		(52,320)

Net Assets		$201,580

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $50,207.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $227,576. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $41,613 and $15,289, respectively. Net unrealized appreciation for tax purposes is $26,324.

DEFINITION:

REIT    Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$197,628	$2,559	$—	$200,187
Repurchase Agreements	—	2,197	—	2,197
Securities Lending Collateral	51,516	—	—	51,516

Total	$249,144	$4,756	$—	$253,900

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $224,269) (including securities loaned of $50,207)	$251,703
Repurchase agreement, at value (cost: $2,197)	2,197
Receivables:
Investment securities sold	12
Shares sold	106
Securities lending income (net)	16
Dividends	35

	254,069

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	668
Shares redeemed	116
Management and advisory fees	128
Distribution and service fees	10
Transfer agent fees	—	(A)
Administration fees	4
Printing and shareholder reports fees	20
Audit and tax fees	9
Trustees fees	—	(A)
Other	18
Collateral for securities on loan	51,516

	52,489

Net assets	$201,580

Net assets consist of:
Capital stock ($.01 par value)	$211
Additional paid-in capital	157,556
Undistributed (accumulated) net realized gain (loss) from investment securities	16,379
Net unrealized appreciation (depreciation) on: Investment securities	27,434

Net assets	$201,580

Net assets by class:
Initial Class	$151,443
Service Class	50,137
Shares outstanding:
Initial Class	15,761
Service Class	5,342
Net asset value and offering price per share:
Initial Class	$9.61
Service Class	9.39

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $2)	$716
Interest income	—	(A)
Securities lending income (net)	192

	908

Expenses:
Management and advisory	1,633
Distribution and service:
Service Class	118
Printing and shareholder reports	50
Custody	62
Administration	43
Legal	12
Audit and tax	13
Trustees	7
Transfer agent	2
Other	6

Total expenses	1,946

Net investment loss	(1,038)

Net realized gain (loss) on transactions from:
Investment securities	22,516

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(21,152)

Net realized and unrealized gain	1,364

Net increase in net assets resulting from operations	$326

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment loss	$(1,038)	$(229)
Net realized gain (loss) from investment securities	22,516	6,915
Change in net unrealized appreciation (depreciation) on investment securities	(21,152)	40,260

Net increase in net assets resulting from operations	326	46,946

Capital share transactions:
Proceeds from shares sold:
Initial Class	38,877	33,929
Service Class	37,298	20,241

	76,175	54,170

Cost of shares redeemed:
Initial Class	(55,282)	(36,219)
Service Class	(20,049)	(7,107)

	(75,331)	(43,326)

Net increase in net assets from capital shares transactions	844	10,844

Net increase in net assets	1,170	57,790

Net assets:
Beginning of year	200,410	142,620

End of year	$201,580	$200,410

Accumulated net investment loss	$—	$—

Share activity:
Shares issued:
Initial Class	3,950	4,213
Service Class	3,847	2,588

	7,797	6,801

Shares redeemed:
Initial Class	(5,780)	(4,868)
Service Class	(2,203)	(975)

	(7,983)	(5,843)

Net increase (decrease) in shares outstanding:
Initial Class	(1,830)	(655)
Service Class	1,644	1,613

	(186)	958

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.45	$7.03	$5.27	$10.27	$10.36
Investment operations
Net investment loss(A)	(0.04)	(0.01)	(0.01)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.20	2.43	2.02	(3.04)	1.03

Total operations	0.16	2.42	2.01	(3.05)	0.99

Distributions
From net realized gains	—	—	(0.25)	(1.95)	(1.08)

Total distributions	—	—	(0.25)	(1.95)	(1.08)

Net asset value
End of year	$9.61	$9.45	$7.03	$5.27	$10.27

Total return(B)	1.69%	34.42%	38.70%	(36.25%)	9.61%
Net assets end of year (000’s)	$151,443	$166,206	$128,238	$102,260	$224,187
Ratio and supplemental data
Expenses to average net assets	0.84%	0.84%	0.88%	0.83%	0.82%
Net investment loss, to average net assets	(0.42%)	(0.12%)	(0.26%)	(0.13%)	(0.40%)
Portfolio turnover rate	35%	34%	34%	30%	45%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$9.25	$6.90	$5.19	$10.14	$10.25
Investment operations
Net investment loss(A)	(0.06)	(0.02)	(0.03)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	0.20	2.37	1.99	(3.00)	1.01

Total operations	0.14	2.35	1.96	(3.03)	0.94

Distributions
From net realized gains	—	—	(0.25)	(1.92)	(1.05)

Total distributions	—	—	(0.25)	(1.92)	(1.05)

Net asset value
End of year	$9.39	$9.25	$6.90	$5.19	$10.14

Total return(B)	1.51%	34.06%	38.33%	(36.40%)	9.27%
Net assets end of year (000’s)	$50,137	$34,204	$14,382	$7,434	$16,329
Ratio and supplemental data
Expenses to average net assets	1.09%	1.09%	1.13%	1.08%	1.07%
Net investment loss, to average net assets	(0.67%)	(0.32%)	(0.48%)	(0.38%)	(0.64%)
Portfolio turnover rate	35%	34%	34%	30%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, all the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commission recaptured during the year ended December 31, 2011 of less than $1, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at the amount of distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

0.75% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$77,876
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	76,225
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1,041)
Undistributed (accumulated) net investment income (loss)	1,038
Undistributed (accumulated) net realized gain (loss) from investment securities	3

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards utilized during the year ended December 31, 2011 was $4,833.

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$—

Undistributed Long-term Capital Gain	17,486

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	26,324

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica T. Rowe Price Small Cap VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica T. Rowe Price Small Cap VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

(unaudited)

MARKET ENVIRONMENT

Markets in 2011 were driven primarily by worldwide macroeconomic news and concerns. This led to increased volatility, with large day to day swings in major indexes and markets, as well as increasing correlations between various stocks and between asset classes. The main fear drivers were: 1) expectations that the U.S. economy would either stall or fall into a second recession; 2) expectations that the Eurozone economies would fall into severe recession and, at the extremes, worry that a European sovereign would default or that some countries would leave the Euro; 3) expectations that China’s economy will slow as a direct result of the central government’s inflation-combating fiscal tightening, particularly with regards to residential real estate prices. Volatility and correlations both picked up in August, when Standard & Poor’s downgraded U.S. sovereign debt. Several peripheral European countries have also been downgraded and even Europe’s strongest economies like France and Germany are on negative watch.

That said, this has also been a period of mostly improving economic fundamentals in the U.S., and our portfolio companies have executed their strategies deftly, as shown by their mostly superior operating results. In a market so driven by macro concerns, business performance and stock price performance can diverge. We feel that this divergence explains the fund’s 2011 returns, which we believe will improve as the market recognizes the fundamental value and potential of our holdings.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Third Avenue Value VP, Initial Class returned (14.33)%. By comparison, its primary and secondary benchmarks, the Russell 3000® Value Index and the Morgan Stanley Capital International World Index, returned (0.10)% and (5.02)%, respectively.

STRATEGY REVIEW

Contributors to the fund included sales of Pharmaceutical Product Development, Inc., and Cimarex Energy Co. The fund sold its investment in Pharmaceutical Product Development after private equity funds, Carlyle Group and Hellman & Friedman, announced that it would take the company private at a 30% premium to market, enabling the fund to realize a significant profit on its investment.

The fund’s largest detractor was Bank of New York Mellon Corp. (“Bank of New York”), which saw its shares fall 32.8% during the year. Bank of New York was caught up in a general sell-off of financial stocks and it has been named in high profile lawsuits brought by New York’s attorney general. Our analysis of Bank of New York includes far larger than likely reserves for worst case resolution of these issues. We also believe that investors have lumped Bank of New York in with other Wall Street investment banks, even though its fundamental business is quite different - Bank of New York is an asset management and servicing company with assets under management at $1.2 trillion as of September 30, 2011, an increase of 5% from the prior year. Capital ratios are strong with a Tier 1 capital ratio of 14%, up 180 basis points from September 30, 2010, a Tier 1 common ratio of 12.5%, up 180 bps, and a Tangible common equity ratio of 5.9%, up 60 bps. During 2011, Bank of New York’s board replaced its CEO, elevating long-time employee Gerald Hassell to the top role. We see this as a positive long-term development for the bank.

The next most significant detractor for the year was Henderson Land Development Co., Ltd. (“Henderson”), down 25.6%. Henderson delivered strong operating results this year and has a business that is far more diverse (it has a 40% ownership stake in Hong Kong & China Gas), than the market gives it credit for. Henderson’s reported net asset value per share at June 30, 2011 was HK$75.14, up 2.8% from HK$73.09 at December 31, 2010.

During the year, we initiated investments in Haemonetics Corp., a U.S. based medical services company with a strong balance sheet and operating history; Lowe’s Cos., Inc., a home improvement retailer; Pargesa Holding SA, a holding company with a portfolio of French blue-chip companies; Segro PLC, a U.K.- based real estate investment trust with a high quality portfolio of commercial and industrial properties. In addition to the sales mentioned above, we also sold Cross Country Healthcare, Inc., MDC Holdings, Inc., Nabors Industries, Ltd., Sanderson Farms, Inc., St. Joe Co. and Tokio Marine Holdings, Inc., in order to allocate the money to higher conviction ideas. Electro Scientific Industries, Inc. was sold when it reached full valuation.

Yang Lie

Curtis R. Jensen

Kathleen K. Crawford

Co-Portfolio Managers

Third Avenue Management LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(14.33)%	(4.50)%	5.16%	01/02/1998
Russell 3000® Value*	(0.10)%	(2.58)%	4.08%
MSCI World*	(5.02)%	(1.82)%	4.15%

Service Class	(14.49)%	(4.72)%	7.14%	05/01/2003

NOTES

*

The Russell 3000® Value Index (“Russell 3000® Value”) and Morgan Stanley Capital International World Index (“MSCI World”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio

Transamerica Third Avenue Value VP
Initial Class	$1,000.00	$832.40	$4.16	$1,020.67	$4.58	0.90%
Service Class	1,000.00	832.10	5.31	1,019.41	5.85	1.15

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	86.7%
Repurchase Agreement	13.5
Securities Lending Collateral	10.9
Other Assets and Liabilities - Net	(11.1)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 86.7%
Austria - 0.6%
Andritz AG	10,000	$827
Canada - 16.8%
Brookfield Asset Management, Inc. - Class A	310,376	8,529
Canfor Corp. ‡	263,377	2,753
Cenovus Energy, Inc.	124,000	4,117
EnCana Corp. ^	214,000	3,965
Viterra, Inc.	431,100	4,545
France - 1.1%
Sanofi	20,550	1,509
Germany - 2.2%
Lanxess AG	60,681	3,141
Guernsey, Channel Islands - 1.7%
Resolution, Ltd.	596,691	2,330
Hong Kong - 16.2%
Cheung Kong Holdings, Ltd.	634,847	7,565
Henderson Land Development Co., Ltd.	1,289,478	6,409
Hutchison Whampoa, Ltd.	853,912	7,180
Wharf Holdings, Ltd.	147,478	668
Wheelock & Co., Ltd.	398,000	986
Japan - 7.6%
Mitsui Fudosan Co., Ltd.	262,538	3,827
Toyota Industries Corp.	255,193	6,946
Korea, Republic of - 5.1%
POSCO ADR	86,839	7,129
Sweden - 5.0%
Investor AB - Class A	397,854	7,122
Switzerland - 1.7%
Pargesa Holding SA (Bearer Shares)	36,000	2,357
United Kingdom - 1.0%
Segro PLC REIT	415,000	1,344
United States - 27.7%
Alamo Group, Inc. ^	16,293	439
Alexander & Baldwin, Inc.	18,233	744
Applied Materials, Inc.	263,039	2,817
AVX Corp. ^	364,152	4,647
Bank of New York Mellon Corp. ^	301,559	6,004
Bristow Group, Inc. ^	69,649	3,301
Capital Southwest Corp.	6,895	562
Electronics for Imaging, Inc. ‡	104,921	1,495
Forest City Enterprises, Inc. - Class A ‡^	321,423	3,799
Haemonetics Corp. ‡^	13,000	796
Intel Corp. ^	129,039	3,129
Investment Technology Group, Inc. ‡^	182,889	1,977
KeyCorp	140,000	1,077
Leucadia National Corp. ^	38,000	864
Lexmark International, Inc. - Class A ^	14,292	473
Lowe’s Cos., Inc. ^	37,000	939
Sycamore Networks, Inc. ‡^	21,484	385
Tejon Ranch Co. ‡^	68,444	1,676
Tellabs, Inc.	466,171	1,883
Westwood Holdings Group, Inc. ^	55,707	2,036

Total Common Stocks (cost $115,872)		122,292

SECURITIES LENDING COLLATERAL - 10.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	15,396,292	15,396
Total Securities Lending Collateral (cost $15,396)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 13.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $19,095 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 07/15/2025, and with a value of $19,478.	$19,095	$19,095
Total Repurchase Agreement (cost $19,095)

Total Investment Securities (cost $150,363) P		156,783
Other Assets and Liabilities - Net		(15,680)

Net Assets		$141,103

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value (000’s)
Real Estate Management & Development	21.3%	$33,459
Capital Markets	6.7	10,579
Diversified Financial Services	6.6	10,343
Oil, Gas & Consumable Fuels	5.1	8,082
Industrial Conglomerates	4.6	7,180
Metals & Mining	4.5	7,129
Auto Components	4.4	6,946
Semiconductors & Semiconductor Equipment	3.8	5,946
Electronic Equipment & Instruments	3.0	4,647
Food Products	2.9	4,545
Energy Equipment & Services	2.1	3,301
Chemicals	2.0	3,141
Paper & Forest Products	1.8	2,753
Insurance	1.5	2,330
Communications Equipment	1.4	2,268
Computers & Peripherals	1.3	1,968
Pharmaceuticals	1.0	1,509
Real Estate Investment Trusts	0.9	1,344
Machinery	0.8	1,266
Commercial Banks	0.7	1,077
Specialty Retail	0.6	939
Health Care Equipment & Supplies	0.5	796
Marine	0.5	744

Investment Securities, at Value	78.0	122,292
Short-Term Investments	22.0	34,491

Total Investments	100.0%	$156,783

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $14,994.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $156,021. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $16,163 and $15,401, respectively. Net unrealized appreciation for tax purposes is $762.

DEFINITIONS:

ADR    American Depositary Receipt

REIT    Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$62,952	$59,340	$—	$122,292
Repurchase Agreements	—	19,095	—	19,095
Securities Lending Collateral	15,396	—	—	15,396

Total	$78,348	$78,435	$—	$156,783

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $131,268) (including securities loaned of $14,994)	$137,688
Repurchase agreement, at value (cost: $19,095)	19,095
Receivables:
Investment securities sold	1
Shares sold	3
Securities lending income (net)	7
Dividends	20
Dividend reclaims	15
Prepaid expenses	—	(A)

	156,829

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	157
Shares redeemed	27
Management and advisory fees	96
Distribution and service fees	3
Trustees fees	—	(A)
Administration fees	2
Printing and shareholder reports fees	22
Audit and tax fees	9
Transfer agent fees	—	(A)
Other	14
Collateral for securities on loan	15,396

	15,726

Net assets	$141,103

Net assets consist of:
Capital stock ($.01 par value)	$145
Additional paid-in capital	170,021
Undistributed (accumulated) net investment income (loss)	(6,035)
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(29,448)
Net unrealized appreciation (depreciation) on:
Investment securities	6,420
Translation of assets and liabilities denominated in foreign currencies	—	(A)

Net assets	$141,103

Net assets by class:
Initial Class	$129,351
Service Class	11,752
Shares outstanding:
Initial Class	13,333
Service Class	1,213
Net asset value and offering price per share:
Initial Class	$9.70
Service Class	9.69

(A)	Rounds to less than $1.

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $210)	$2,982
Interest income	2
Securities lending income (net)	152

3,136

Expenses:
Management and advisory	1,409
Distribution and service:
Service Class	41
Printing and shareholder reports	51
Custody	50
Administration	35
Legal	9
Audit and tax	14
Trustees	5
Transfer agent	1
Other	6

Total expenses	1,621

Net investment income	1,515

Net realized gain (loss) on transactions from:
Investment securities	10,600
Foreign currency transactions	(43)

10,557

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(37,172)
Translation of assets and liabilities denominated in foreign currencies	(1)

Change in unrealized appreciation (depreciation)	(37,173)

Net realized and unrealized loss	(26,616)

Net decrease in net assets resulting from operations	$(25,101)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment income	$1,515	$1,493
Net realized gain (loss) from investment securities and foreign currency transactions	10,557	6,977
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(37,173)	17,732

Net increase (decrease) in net assets resulting from operations	(25,101)	26,202

Distributions to shareholders:
From net investment income:
Initial Class	(7,957)	(4,740)
Service Class	(689)	(468)

Total distributions to shareholders	(8,646)	(5,208)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,618	8,949
Service Class	3,272	4,028

	13,890	12,977

Dividends and distributions reinvested:
Initial Class	7,957	4,740
Service Class	689	468

	8,646	5,208

Cost of shares redeemed:
Initial Class	(32,353)	(44,224)
Service Class	(6,973)	(8,351)

	(39,326)	(52,575)

Net decrease in net assets from capital shares transactions	(16,790)	(34,390)

Net decrease in net assets	(50,537)	(13,396)

Net assets:
Beginning of year	191,640	205,036

End of year	$141,103	$191,640

Accumulated net investment loss	$(6,035)	$(2,491)

Share activity:
Shares issued:
Initial Class	909	821
Service Class	273	371

	1,182	1,192

Shares issued-reinvested from distributions:
Initial Class	784	483
Service Class	68	47

	852	530

Shares redeemed:
Initial Class	(2,858)	(4,096)
Service Class	(613)	(781)

	(3,471)	(4,877)

Net increase (decrease) in shares outstanding:
Initial Class	(1,165)	(2,792)
Service Class	(272)	(363)

	(1,437)	(3,155)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.99	$10.72	$8.50	$21.75	$26.33
Investment operations
Net investment income(A)	0.10	0.09	0.13	0.17	0.27
Net realized and unrealized gain (loss)	(1.79)	1.49	2.78	(7.09)	0.07

Total operations	(1.69)	1.58	2.91	(6.92)	0.34

Distributions
From net investment income	(0.60)	(0.31)	—	(0.70)	(1.07)
From net realized gains	—	—	(0.69)	(5.63)	(3.85)

Total distributions	(0.60)	(0.31)	(0.69)	(6.33)	(4.92)

Net asset value
End of year	$9.70	$11.99	$10.72	$8.50	$21.75

Total return(B)	(14.33)%	15.43%	34.88%	(41.15)%	1.20%
Net assets end of year (000’s)	$129,351	$173,877	$185,277	$160,338	$358,128
Ratio and supplemental data
Expenses to average net assets	0.90%	0.90%	0.92%	0.88%	0.87%
Net investment income, to average net assets	0.88%	0.82%	1.36%	1.06%	1.05%
Portfolio turnover rate	7%	4%	8%	13%	13%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value
Beginning of year	$11.96	$10.69	$8.50	$21.70	$26.30
Investment operations
Net investment income(A)	0.07	0.06	0.10	0.14	0.19
Net realized and unrealized gain (loss)	(1.78)	1.50	2.78	(7.09)	0.08

Total operations	(1.71)	1.56	2.88	(6.95)	0.27

Distributions
From net investment income	(0.56)	(0.29)	—	(0.62)	(1.02)
From net realized gains	—	—	(0.69)	(5.63)	(3.85)

Total distributions	(0.56)	(0.29)	(0.69)	(6.25)	(4.87)

Net asset value
End of year	$9.69	$11.96	$10.69	$8.50	$21.70

Total return(B)	(14.49)%	15.16%	34.52%	(41.28)%	0.94%
Net assets end of year (000’s)	$11,752	$17,763	$19,759	$16,916	$52,218
Ratio and supplemental data
Expenses to average net assets	1.15%	1.15%	1.17%	1.13%	1.12%
Net investment income, to average net assets	0.66%	0.58%	1.12%	0.83%	0.74%
Portfolio turnover rate	7%	4%	8%	13%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Third Avenue Value VP (the “Fund”) is part of TST. The Fund is “non-diversified” under the 1940 Act.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in “Other expenses” on the Statement of Operations.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of $5 are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.80% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the year ended December 31, 2011 were less than $1.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$11,254
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	46,825
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1,786)
Undistributed (accumulated) net investment income (loss)	3,587
Undistributed (accumulated) net realized gain (loss) from investment securities	(1,801)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$29,098	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $8,349.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$8,646
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	5,208
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$—

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(29,098)

Post October Capital Loss Deferral	—

Qualified Late - Year Loss Deferral	(726)

Net Unrealized Appreciation (Depreciation)	761

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Third Avenue Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Third Avenue Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Third Avenue Value VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica Third Avenue Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

(unaudited)

MARKET ENVIRONMENT

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the Eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

In this environment, seven of the ten sectors in the Russell 1000® Growth Index posted positive returns during the period. The Utilities and Consumer Staples sector increased the most, while the Materials and Industrials sectors posted the largest declines for the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica WMC Diversified Growth VP, Initial Class returned (3.73)%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 2.64%.

STRATEGY REVIEW

The fund’s investment process leverages the extensive research resources of Wellington Management Company, LLP and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the fund’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

The fund underperformed its benchmark primarily due to security selection. During the period, positive relative results from security selection in the Health Care and Consumer Discretionary sectors was not enough to offset weaker stock selection within Information Technology and Materials. Sector allocation, a result of bottom-up stock selection, also detracted from relative performance, due largely to an underweight position in Consumer Staples.

The fund’s largest relative detractors during the period included natural resources company Teck Resources, Ltd., an underweight position in tobacco company Philip Morris International, Inc., and provider of storage and data management solutions company NetApp, Inc. The fund’s positions in Oracle Corp. and Walter Energy, Inc. also hurt absolute performance results during the period.

The fund’s largest contributors to relative performance during the period included diversified health and “well-being” company UnitedHealth Group, Inc., Information Technology Services company International Business Machines Corp. and Internet and Software Services company IAC/InterActiveCorp. The fund’s position in Apple, Inc. also contributed positively to returns during the year.

As of the end of the period, the fund was most overweight in the Information Technology sector, and most underweight in the Consumer Staples sector.

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(3.73)%	(1.65)%	3.25%	12/31/1980
Russell 1000® Growth *	2.64%	2.50%	2.60%

Service Class	(3.93)%	(1.90)%	5.72%	05/01/2003

NOTES

*

The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio

Transamerica WMC Diversified Growth VP
Initial Class	$1,000.00	$915.00	$3.72	$1,021.32	$3.92	0.77%
Service Class	1,000.00	913.80	4.92	1,020.06	5.19	1.02

(A)	Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.8%
Securities Lending Collateral	3.5
Repurchase Agreement	0.3
Other Assets and Liabilities - Net	(3.6)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.8%
Aerospace & Defense - 2.6%
Boeing Co. ^	413,174	$30,306
Honeywell International, Inc. ^	494,129	26,856
Beverages - 1.0%
Coca-Cola Co. ^	326,500	22,845
Biotechnology - 2.0%
Amgen, Inc.	604,599	38,821
Gilead Sciences, Inc. ‡^	153,630	6,288
Chemicals - 0.9%
CF Industries Holdings, Inc.	56,846	8,242
Sherwin-Williams Co.	145,349	12,975
Communications Equipment - 8.2%
Cisco Systems, Inc. ^	6,671,971	120,629
Emulex Corp. ‡^	1,355,933	9,302
F5 Networks, Inc. ‡	90,748	9,630
QUALCOMM, Inc.	585,660	32,036
Riverbed Technology, Inc. ‡	457,296	10,746
Computers & Peripherals - 13.0%
Apple, Inc. ‡	345,205	139,808
Dell, Inc. ‡	1,298,267	18,994
EMC Corp. ‡	3,066,575	66,054
NetApp, Inc. ‡	651,965	23,647
QLogic Corp. ‡	1,622,070	24,331
SanDisk Corp. ‡	305,972	15,057
Consumer Finance - 0.9%
American Express Co. ^	446,489	21,061
Diversified Consumer Services - 2.1%
Apollo Group, Inc. - Class A ‡	577,057	31,086
ITT Educational Services, Inc. ‡^	294,525	16,756
Energy Equipment & Services - 4.5%
Baker Hughes, Inc.	136,699	6,649
Cameron International Corp. ‡	307,554	15,129
Core Laboratories NV	170,854	19,469
Diamond Offshore Drilling, Inc.	450,589	24,899
National Oilwell Varco, Inc.	153,605	10,444
Oceaneering International, Inc. ^	499,385	23,036
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	176,574	14,712
Health Care Equipment & Supplies - 2.3%
Edwards Lifesciences Corp. ‡	100,528	7,107
Hologic, Inc. ‡^	1,012,365	17,727
Intuitive Surgical, Inc. ‡	59,326	27,468
Health Care Providers & Services - 3.1%
AmerisourceBergen Corp. - Class A	334,190	12,429
Cardinal Health, Inc. ^	359,464	14,598
UnitedHealth Group, Inc.	853,942	43,277
Hotels, Restaurants & Leisure - 1.0%
Starbucks Corp. ^	504,475	23,211
Industrial Conglomerates - 2.0%
General Electric Co. ^	1,655,096	29,643
Tyco International, Ltd. ^	318,544	14,879
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. ‡	93,679	16,216
priceline.com, Inc. ‡	34,176	15,984
Internet Software & Services - 5.1%
eBay, Inc. ‡	1,049,998	31,846
Google, Inc. - Class A ‡	76,991	49,729
IAC/InterActiveCorp ^	776,470	33,078
IT Services - 5.2%
Cognizant Technology Solutions Corp. - Class A ‡	113,205	7,280
International Business Machines Corp.	589,426	108,384
Life Sciences Tools & Services - 2.3%
Bruker Corp. ‡	791,481	9,830
Life Technologies Corp. ‡	224,579	8,738
Waters Corp. ‡	429,003	31,768

	Shares	Value (000’s)
Machinery - 5.2%
Caterpillar, Inc. ^	506,184	$45,860
Cummins, Inc.	111,760	9,837
Dover Corp.	205,303	11,918
Joy Global, Inc.	256,176	19,206
Parker Hannifin Corp.	379,959	28,972
Media - 3.3%
DIRECTV - Class A ‡^	283,014	12,102
News Corp. - Class A	1,085,477	19,365
Omnicom Group, Inc. ^	720,800	32,133
Sirius XM Radio, Inc. ‡^	5,006,804	9,112
Metals & Mining - 2.7%
Cliffs Natural Resources, Inc.	184,034	11,475
Freeport-McMoRan Copper & Gold, Inc.	452,304	16,639
Rio Tinto PLC ADR ^	203,441	9,952
Teck Resources, Ltd. - Class B	358,786	12,626
Walter Energy, Inc.	145,039	8,784
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp. ^	151,257	11,545
Canadian Natural Resources, Ltd. ^	321,412	12,011
Exxon Mobil Corp. ^	821,658	69,644
Occidental Petroleum Corp.	323,282	30,292
Valero Energy Corp.	1,233,762	25,971
Pharmaceuticals - 1.0%
Abbott Laboratories ^	414,516	23,308
Semiconductors & Semiconductor Equipment - 6.0%
Altera Corp.	1,850,002	68,636
Analog Devices, Inc.	633,911	22,681
Intersil Corp. - Class A	1,343,711	14,028
Xilinx, Inc.	883,066	28,311
Software - 9.7%
Autodesk, Inc. ‡	437,267	13,262
BMC Software, Inc. ‡	225,533	7,393
Check Point Software Technologies, Ltd. ‡	400,541	21,044
Citrix Systems, Inc. ‡	186,785	11,342
Microsoft Corp.	3,316,418	86,094
Oracle Corp.	2,406,809	61,735
Red Hat, Inc. ‡	266,939	11,022
Symantec Corp. ‡	338,736	5,301
Specialty Retail - 3.8%
Bed Bath & Beyond, Inc. ‡^	157,989	9,159
Buckle, Inc. ^	261,050	10,669
Lowe’s Cos., Inc.	249,880	6,342
PetSmart, Inc. ^	261,103	13,392
Ross Stores, Inc.	502,358	23,877
TJX Cos., Inc.	334,467	21,590
Textiles, Apparel & Luxury Goods - 1.7%
Coach, Inc.	259,138	15,818
Deckers Outdoor Corp. ‡^	93,375	7,056
Lululemon Athletica, Inc. ‡	79,426	3,706
Ralph Lauren Corp. - Class A ^	84,937	11,728
Tobacco - 1.4%
Philip Morris International, Inc.	411,377	32,285

Total Common Stocks (cost $2,147,946)		2,230,223

SECURITIES LENDING COLLATERAL - 3.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	77,324,796	77,325
Total Securities Lending Collateral (cost $77,325)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust		Annual Report 2011

Transamerica WMC Diversified Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $7,646 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 4.00%, due 08/01/2026, and with a total value of $7,803.	$7,646	$7,646
Total Repurchase Agreement (cost $7,646)

Total Investment Securities (cost $2,232,917) P		2,315,194
Other Assets and Liabilities - Net		(80,259)

Net Assets		$2,234,935

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $75,218.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $2,250,455. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $203,779 and $139,040, respectively. Net unrealized appreciation for tax purposes is $64,739.

DEFINITION:

ADR        American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$2,164,879	$65,344	$—	$2,230,223
Repurchase Agreements	—	7,646	—	7,646
Securities Lending Collateral	77,325	—	—	77,325

Total	$2,242,204	$72,990	$—	$2,315,194

'	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $2,225,271) (including securities loaned of $75,218)	$2,307,548
Repurchase agreement, at value (cost: $7,646)	7,646
Receivables:
Investment securities sold	12,187
Shares sold	295
Securities lending income (net)	94
Dividends	1,500
Dividend reclaims	213
Prepaid expenses	3

2,329,486

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	13,889
Shares redeemed	1,410
Management and advisory fees	1,369
Distribution and service fees	30
Trustees fees	1
Transfer agent fees	2
Administration fees	38
Printing and shareholder reports fees	256
Audit and tax fees	14
Other	217
Collateral for securities on loan	77,325

94,551

Net assets	$2,234,935

Net assets consist of:
Capital stock ($.01 par value)	$1,039
Additional paid-in capital	2,428,004
Undistributed (accumulated) net investment income (loss)	7,348
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(283,754)
Net unrealized appreciation (depreciation) on:
Investment securities	82,277
Translation of assets and liabilities denominated in foreign currencies	21

Net assets	$2,234,935

Net assets by class:
Initial Class	$2,094,538
Service Class	140,397
Shares outstanding:
Initial Class	97,272
Service Class	6,598
Net asset value and offering price per share:
Initial Class	$21.53
Service Class	21.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $61)	$22,071
Interest income	6
Securities lending income (net)	526

22,603

Expenses:
Management and advisory	13,840
Distribution and service:
Service Class	288
Printing and shareholder reports	302
Custody	257
Administration	388
Legal	101
Audit and tax	16
Trustees	59
Transfer agent	14
Other	69

Total expenses	15,334

Net investment income	7,269

Net realized gain (loss) on transactions from:
Investment securities	154,957
Foreign currency transactions	(4)

154,953

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(233,298)
Translation of assets and liabilities denominated in foreign currencies	20

Change in unrealized appreciation (depreciation)	(233,278)

Net realized and unrealized loss	(78,325)

Net decrease in net assets resulting from operations	$(71,056)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment income	$7,269	$7,270
Net realized gain (loss) from investment securities and foreign currency transactions	154,953	197,056
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(233,278)	96,272

Net increase (decrease) in net assets resulting from operations	(71,056)	300,598

Distributions to shareholders:
From net investment income:
Initial Class	(6,820)	(9,397)
Service Class	(366)	(87)

Total distributions to shareholders	(7,186)	(9,484)

Capital share transactions:
Proceeds from shares sold:
Initial Class	88,205	84,071
Service Class	18,612	95,003

	106,817	179,074

Proceeds from fund acquisition:
Initial Class	495,120	—
Service Class	32,734	—

	527,854	—

Dividends and distributions reinvested:
Initial Class	6,820	9,397
Service Class	366	87

	7,186	9,484

Cost of shares redeemed:
Initial Class	(355,017)	(175,409)
Service Class	(25,125)	(10,225)

	(380,142)	(185,634)

Net increase in net assets from capital shares transactions	261,715	2,924

Net increase in net assets	183,473	294,038

Net assets:
Beginning of year	2,051,462	1,757,424

End of year	$2,234,935	$2,051,462

Undistributed net investment income	$7,348	$7,269

Share activity:
Shares issued:
Initial Class	4,059	4,330
Service Class	844	4,318

	4,903	8,648

Shares issued on fund acquisition:
Initial Class	22,997	—
Service Class	1,538	—

	24,535	—

Shares issued-reinvested from distributions:
Initial Class	334	533
Service Class	18	5

	352	538

Shares redeemed:
Initial Class	(16,188)	(8,876)
Service Class	(1,143)	(534)

	(17,331)	(9,410)

Net increase (decrease) in shares outstanding:
Initial Class	11,202	(4,013)
Service Class	1,257	3,789

	12,459	(224)

The notes to the financial statements are an integral part of this report.
Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010		2009	2008	2007
Net asset value
Beginning of year	$22.46	$19.18		$14.98	$28.90	$25.95
Investment operations
Net investment income(A)	0.09	0.08		0.10	0.15	0.05
Net realized and unrealized gain (loss)	(0.93)	3.31		4.26	(13.09)	4.07

Total operations	(0.84)	3.39		4.36	(12.94)	4.12

Distributions
From net investment income	(0.09)	(0.11)		(0.16)	(0.06)	(0.01)
From net realized gains	—	—		—	(0.92)	(1.16)

Total distributions	(0.09)	(0.11)		(0.16)	(0.98)	(1.17)

Net asset value
End of year	$21.53	$22.46		$19.18	$14.98	$28.90

Total return(B)	(3.73%)	17.81%		29.20%	(46.00%)	16.29%
Net assets end of year (000’s)	$2,094,538	$1,932,732		$1,727,961	$1,442,534	$2,938,220
Ratio and supplemental data
Expenses to average net assets	0.77%	0.78%		0.79%	0.76%	0.76%
Net investment income, to average net assets	0.39%	0.42%		0.63%	0.63%	0.18%
Portfolio turnover rate	57%	134	%(C)	43%	33%	38%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,
	2011	2010		2009	2008	2007
Net asset value
Beginning of year	$22.23	$18.99		$14.80	$28.59	$25.73
Investment operations
Net investment income (loss)(A)	0.03	0.03		0.06	0.08	(0.02)
Net realized and unrealized gain (loss)	(0.91)	3.27		4.21	(12.95)	4.04

Total operations	(0.88)	3.30		4.27	(12.87)	4.02

Distributions
From net investment income	(0.07)	(0.06)		(0.08)	—	—
From net realized gains	—	—		—	(0.92)	(1.16)

Total distributions	(0.07)	(0.06)		(0.08)	(0.92)	(1.16)

Net asset value
End of year	$21.28	$22.23		$18.99	$14.80	$28.59

Total return(B)	(3.93%)	17.48%		28.90%	(46.17%)	16.04%
Net assets end of year (000’s)	$140,397	$118,730		$29,463	$23,553	$69,701
Ratio and supplemental data
Expenses to average net assets	1.02%	1.03%		1.04%	1.01%	1.01%
Net investment income (loss), to average net assets	0.15%	0.17%		0.37%	0.35%	(0.07%)
Portfolio turnover rate	57%	134	%(C)	43%	33%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the fund’s objectives.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC Diversified Growth VP (the “Fund”) is part of TST.

The Fund currently offers two classes of shares; Initial Class and Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2011 of less than $1, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that use significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2011:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$32,653	1.46%
Transamerica Asset Allocation-Growth VP	103,318	4.62
Transamerica Asset Allocation-Moderate VP	124,922	5.59
Transamerica Asset Allocation-Moderate Growth VP	269,394	12.05
Transamerica BlackRock Tactical Allocation VP	37,463	1.68

Total	$567,750	25.40%

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.85% Expense Limit

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

During the year ended December 31, 2011, there were no amounts waived/reimbursed or recaptured by the adviser. There are no amounts available for recapture by the adviser as of December 31, 2011.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1’ under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund's distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$1,101,033
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,283,092
U.S. Government	—

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

Note 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$110,679
Undistributed (accumulated) net investment income (loss)	(4)
Undistributed (accumulated) net realized gain (loss) from investment securities	(110,675)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At December 31, 2011, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$41,192	December 31, 2016
221,133	December 31, 2017

The capital loss carryforwards utilized during the year ended December 31, 2011 was $165,375.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$7,186
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	9,484
Long-term Capital Gain	—

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

Note 5. (continued)

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$7,348

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(262,325)

Post October Short Term Capital Loss Deferral	(3,891)

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	64,760

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. REORGANIZATION

Transamerica WMC Diversified Growth VP:

On December 30, 2011, Transamerica WMC Diversified Growth VP acquired all of the net assets of Transamerica WMC Diversified Equity VP pursuant to a Plan of Reorganization. Transamerica WMC Diversified Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 24,535 shares of Transamerica WMC Diversified Growth VP for 28,816 shares of Transamerica WMC Diversified Equity VP outstanding on December 30, 2011. Transamerica WMC Diversified Equity VP’s net assets at that date, $527,854, including $8,629 unrealized depreciation, were combined with those of Transamerica WMC Diversified Growth VP. The aggregate net assets of Transamerica WMC Diversified Growth VP immediately before the acquisition were $1,708,232; the combined net assets of Transamerica WMC Diversified Growth VP immediately after the acquisition were $2,236,086. In the acquisition, Transamerica WMC Diversified Growth VP retains certain capital loss carryforwards from Transamerica WMC Diversified Equity VP in the amount of $105,678. Shares issued with the acquisition were as follows:

Transamerica WMC Diversified Equity VP

Class	Shares	Amount
Initial	22,997	$495,120
Service	1,538	32,734

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 7. (continued)

The exchange ratio of the reorganization for the Fund is as follows (Transamerica WMC Diversified Growth VP shares issuable/ Transamerica WMC Diversified Equity VP):

Transamerica WMC Diversified Equity VP

Class	Exchange Ratio
Initial	0.85
Service	0.86

Assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$9,497

Net realized and unrealized loss	(124,519)

Net decrease in net assets resulting from operations	(115,022)

Because the investment portfolios were combined after the close of the last business day of the year, there is minimal to no amount of revenue and earnings for the Transamerica WMC Diversified Equity VP that have been included in the Fund’s Statement of Operations since December 30, 2011.

NOTE 8. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC Diversified Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC Diversified Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC Diversified Growth VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

(unaudited)

MARKET ENVIRONMENT

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

In this environment, seven of the ten sectors in the Russell 1000® Growth Index posted positive returns during the period. The Utilities and Consumer Staples sectors increased the most, while the Materials sector and Industrials sectors posted the largest declines for the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica WMC Diversified Growth II VP, Initial Class returned (1.76)%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 2.64%.

STRATEGY REVIEW

The fund’s investment process leverages the extensive research resources of Wellington Management Company, LLP and emphasizes a balance of growth, quality, and valuation, criteria in selecting stocks. We utilize risk analysis tools to help maintain the fund’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

The fund underperformed its benchmark primarily due to security selection. During the period, positive relative results from security selection in the Health Care and Consumer Discretionary sectors was not enough to offset weaker stock selection within Information Technology (“IT”) Services and Materials. Sector allocation, a result of bottom-up stock selection, also detracted from relative performance, due largely to an underweight position in Consumer Staples.

The fund’s largest relative detractors during the period included natural resources company Teck Resources, Ltd., provider of storage and data management solutions company NetApp, Inc., and an underweight position in tobacco company Philip Morris International, Inc. The fund’s positions in Oracle Corp. and Walter Energy, Inc. also hurt absolute performance results during the period.

The fund’s largest contributors to relative performance during the period included diversified health and “well-being” company UnitedHealth Group, Inc., global integrated hardware, software, and IT Services company International Business Machines Corp., and Internet Software & Services company IAC/InterActiveCorp. The fund’s position in Apple, Inc. also contributed positively to returns during the year.

As of the end of the period, the fund was most overweight the Information Technology sector, and most underweight the Consumer Staples sector.

The fund did not utilize derivatives during the period.

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(1.76)%	(0.08)%	5.03%	12/30/2003
Russell 1000® Growth *	2.64%	2.50%	4.14%

NOTES

*

The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest in the index.

The performance data presented past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio

Transamerica WMC Diversified Growth II VP Initial Class	$1,000.00	$931.10	$1.46	$1,023.69	$1.53	0.30%

(A)	Expenses are calculated using the fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2011

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stock	99.5%
Securities Lending Collateral	22.4
Repurchase Agreement	0.6
Other Assets and Liabilities - Net	(22.5)

Total	100.0%

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.5%
Aerospace & Defense - 2.5%
Boeing Co.	2,286	$168
Honeywell International, Inc.	2,960	161
Beverages - 1.2%
Coca-Cola Co.	2,244	157
Biotechnology - 2.0%
Amgen, Inc.	3,548	228
Gilead Sciences, Inc. ‡^	909	37
Chemicals - 0.9%
CF Industries Holdings, Inc.	344	50
Sherwin-Williams Co. ^	784	70
Communications Equipment - 7.8%
Cisco Systems, Inc. ^	36,947	668
Emulex Corp. ‡^	7,932	54
F5 Networks, Inc. ‡^	530	56
QUALCOMM, Inc.	3,365	184
Riverbed Technology, Inc. ‡	2,458	58
Computers & Peripherals - 12.7%
Apple, Inc. ‡	2,062	836
Dell, Inc. ‡	7,625	112
EMC Corp. ‡	18,387	396
NetApp, Inc. ‡^	3,603	131
QLogic Corp. ‡^	7,943	119
SanDisk Corp. ‡^	1,839	90
Consumer Finance - 1.0%
American Express Co. ^	2,743	129
Diversified Consumer Services - 2.1%
Apollo Group, Inc. - Class A ‡^	2,821	152
ITT Educational Services, Inc. ‡^	2,100	119
Energy Equipment & Services - 4.4%
Baker Hughes, Inc.	725	35
Cameron International Corp. ‡^	1,696	83
Core Laboratories NV	1,060	121
Diamond Offshore Drilling, Inc.	2,782	154
National Oilwell Varco, Inc. ^	891	61
Oceaneering International, Inc. ^	2,772	128
Food & Staples Retailing - 0.7%
Costco Wholesale Corp. ^	1,067	89
Health Care Equipment & Supplies - 2.3%
Edwards Lifesciences Corp. ‡^	578	41
Hologic, Inc. ‡^	6,015	105
Intuitive Surgical, Inc. ‡^	337	156
Health Care Providers & Services - 3.2%
AmerisourceBergen Corp. - Class A	1,969	73
Cardinal Health, Inc.	1,972	80
UnitedHealth Group, Inc.	5,234	266
Hotels, Restaurants & Leisure - 1.1%
Starbucks Corp. ^	3,199	147
Industrial Conglomerates - 1.9%
General Electric Co. ^	9,659	173
Tyco International, Ltd. ^	1,756	82
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. ‡	547	94
priceline.com, Inc. ‡ ^	181	85
Internet Software & Services - 4.7%
eBay, Inc. ‡	5,926	180
Google, Inc. - Class A ‡	395	255
IAC/InterActiveCorp ^	4,151	177
IT Services - 5.3%
Cognizant Technology Solutions Corp. - Class A ‡	760	49
International Business Machines Corp.	3,489	641
Life Sciences Tools & Services - 2.1%
Bruker Corp. ‡	3,850	48
Life Technologies Corp. ‡	1,273	50
Waters Corp. ‡^	2,346	173
Machinery - 5.2%
Caterpillar, Inc. ^	3,003	273

	Shares	Value (000’s)
Machinery (continued)
Cummins, Inc.	751	$66
Dover Corp. ^	1,279	74
Joy Global, Inc.	1,627	122
Parker Hannifin Corp. ^	1,905	145
Media - 3.2%
DIRECTV - Class A ‡^	1,838	79
News Corp. - Class A	6,128	109
Omnicom Group, Inc. ^	4,136	184
Sirius XM Radio, Inc. ‡^	28,671	52
Metals & Mining - 2.9%
Cliffs Natural Resources, Inc. ^	1,270	79
Freeport-McMoRan Copper & Gold, Inc.	2,829	104
Rio Tinto PLC ADR ^	1,523	75
Teck Resources, Ltd. - Class B ^	2,067	73
Walter Energy, Inc.	877	53
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp. ^	1,061	81
Canadian Natural Resources, Ltd.	1,685	63
Exxon Mobil Corp.	5,084	431
Occidental Petroleum Corp.	1,855	174
Valero Energy Corp.	6,519	137
Pharmaceuticals - 1.0%
Abbott Laboratories ^	2,423	136
Semiconductors & Semiconductor Equipment - 6.1%
Altera Corp.	11,360	421
Analog Devices, Inc. ^	3,606	129
Intersil Corp. - Class A ^	8,051	84
Xilinx, Inc.	5,265	169
Software - 9.7%
Autodesk, Inc. ‡^	2,801	85
BMC Software, Inc. ‡	1,218	40
Check Point Software Technologies, Ltd. ‡^	2,309	121
Citrix Systems, Inc. ‡	1,228	75
Microsoft Corp.	18,865	490
Oracle Corp.	14,700	377
Red Hat, Inc. ‡^	1,541	64
Symantec Corp. ‡	1,935	30
Specialty Retail - 3.9%
Bed Bath & Beyond, Inc. ‡^	840	49
Buckle, Inc. ^	1,377	56
Lowe’s Cos., Inc.	1,742	44
PetSmart, Inc. ^	1,472	75
Ross Stores, Inc.	3,122	149
TJX Cos., Inc. ^	2,125	137
Textiles, Apparel & Luxury Goods - 1.9%
Coach, Inc.	1,768	109
Deckers Outdoor Corp. ‡^	651	49
Lululemon Athletica, Inc. ‡^	514	24
Ralph Lauren Corp. - Class A ^	503	69
Tobacco - 1.6%
Philip Morris International, Inc.	2,677	210

Total Common Stocks (cost $12,168)		13,087

SECURITIES LENDING COLLATERAL - 22.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	2,938,927	2,939
Total Securities Lending Collateral (cost $2,939)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000's)	Value (000's)
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $74 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $77.	$74	$74
Total Repurchase Agreement (cost $74)

Total Investment Securities (cost $15,181) P		16,100
Other Assets and Liabilities - Net		(2,961)

Net Assets		$13,139

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $2,871.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $15,269. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,571 and $740, respectively. Net unrealized appreciation for tax purposes is $831.

DEFINITION:

ADR        American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): э

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$12,688	$399	$—	$13,087
Repurchase Agreements	—	74	—	74
Securities Lending Collateral	2,939	—	—	2,939

Total	$15,627	$473	$—	$16,100

э	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $15,107) (including securities loaned of $2,871)	$16,026
Repurchase agreement, at value (cost: $74)	74
Receivables:
Investment securities sold	119
Securities lending income (net)	2
Dividends	9
Due from advisor	6

16,236

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	105
Shares redeemed	29
Audit and tax fees	9
Other	15
Collateral for securities on loan	2,939

3,097

Net assets	$13,139

Net assets consist of:
Capital stock ($.01 par value)	$19
Additional paid-in capital	11,353
Undistributed (accumulated) net investment income (loss)	126
Undistributed (accumulated) net realized gain (loss) from investment securities	722
Net unrealized appreciation (depreciation) on:
Investment securities	919

Net assets	$13,139

Shares outstanding	1,860
Net asset value and offering price per share	$7.06

STATEMENT OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Investment income:
Dividend income (including withholding taxes on foreign dividends of $1)	$159
Interest income	—	(A)
Securities lending income (net)	8

	167

Expenses:
Management and advisory	42
Printing and shareholder reports	2
Custody	52
Administration	3
Legal	1
Audit and tax	14
Trustees	—	(A)
Transfer agent	—	(A)
Other	—	(A)

Total expenses	114

Less waiver/reimbursement	(72)

Net expenses	42

Net investment income	125

Net realized gain (loss) on transactions from:
Investment securities	1,090
Foreign currency transactions	—	(A)

	1,090

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(1,425)

Net realized and unrealized loss	(335)

Net decrease in net assets resulting from operations	$(210)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2011	December 31, 2010

From operations:
Net investment income	$125	$129
Net realized gain (loss) from investment securities and foreign currency transactions	1,090	1,862
Change in net unrealized appreciation (depreciation) on investment securities	(1,425)	402

Net increase (decrease) in net assets resulting from operations	(210)	2,393

Distributions to shareholders:
From net investment income	(128)	(127)

Capital share transactions:
Proceeds from shares sold	—	66
Dividends and distributions reinvested	128	127
Cost of shares redeemed	(1,117)	(2,012)

Net decrease in net assets from capital shares transactions	(989)	(1,819)

Net increase (decrease) in net assets	(1,327)	447

Net assets:
Beginning of year	14,466	14,019

End of year	$13,139	$14,466

Undistributed net investment income	$126	$129

Share activity:
Shares issued	—	11
Shares issued-reinvested from distributions:	19	22
Shares redeemed:	(152)	(317)

Net increase (decrease) in shares outstanding	(133)	(284)

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,
	2011	2010		2009	2008	2007
Net asset value
Beginning of year	$7.26	$6.16		$4.70	$10.32	$9.50
Investment operations
Net investment income(A)	0.07	0.06		0.06	0.09	0.06
Net realized and unrealized gain (loss)	(0.20)	1.10		1.48	(4.28)	1.55

Total operations	(0.13)	1.16		1.54	(4.19)	1.61

Distributions
From net investment income	(0.07)	(0.06)		(0.08)	(0.07)	(0.05)
From net realized gains	—	—		—	(1.36)	(0.74)

Total distributions	(0.07)	(0.06)		(0.08)	(1.43)	(0.79)

Net asset value
End of year	$7.06	$7.26		$6.16	$4.70	$10.32

Total return(B)	(1.76%)	19.08%		32.95%	(45.59%)	17.72%
Net assets end of year (000’s)	$13,139	$14,466		$14,019	$10,956	$21,551
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%		0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.81%	1.01%		0.56%	0.47%	0.47%
Net investment income, to average net assets	0.89%	0.93%		1.07%	1.08%	0.64%
Portfolio turnover rate	53%	142	%(C)	46%	32%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Fund’s objective.

Note: Prior to January 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC Diversified Growth II VP (the “Fund”) is part of TST.

The Fund currently offers one class of shares; Initial Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund, including investment objectives and strategies.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund’s securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund seeks to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Commission recaptured during the year ended December 31, 2011 of less than $1, are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date net of foreign taxes or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments and are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Fund’s Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2011, is disclosed in the Valuation Summary of the Fund’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

For assets and liabilities for which significant unobservable inputs (Level 3) were used, a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI. None of the non-independent trustees receive compensation for services as trustees of the Fund or the entities that invest in the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.30% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees and certain extraordinary expenses, exceed the following stated annual limit:

0.30% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding 36 months, the Fund may be required to pay the adviser a portion or all of the previously waived fees.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

During the year ended December 31, 2011, there was no amount recaptured by the adviser. The following amounts were available for recapture by the adviser as of December 31, 2011:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$30	12/31/2012
Fiscal Year 2010:	98	12/31/2013
Fiscal Year 2011:	72	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.15%.

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2012. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

Purchases of securities:
Long-term	$7,371
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	8,133
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Fund’s 2011 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(¿	)
Undistributed (accumulated) net realized gain (loss) from investment securities	¿

¿	Amount rounds to less than $1.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “ Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 was $312.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows:

2011 Distributions paid from:
Ordinary Income	$128
Long-term Capital Gain	—
2010 Distributions paid from:
Ordinary Income	127
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2011 are as follows:

Undistributed Ordinary Income	$151

Undistributed Long-term Capital Gain	785

Capital Loss Carryforwards	—

Post October Capital Loss Deferral	—

Post October Currency Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	831

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and IFRS which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENT

The Fund’s Board of Trustees has approved a change in the administration fee the Fund pays to TFS to 0.025% per annum of ANA to be effective May 1, 2012.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC Diversified Growth II VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC Diversified Growth II VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC Diversified Growth II VP of Transamerica Series Trust at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Series Trust	Annual Report 2011

Transamerica WMC Diversified Growth II VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2011.

Transamerica Series Trust	Annual Report 2011

Transamerica Series Trust

BOARD MEMBERS AND OFFICERS

(unaudited)

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 159 funds as of the date of this report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number
of Funds
in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Year of Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 – 2010);

Chairman and Board Member (2008 – 2010), President (2007 – 2010), Chief Executive Officer (2006 – 2010), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

				159	N/A

				Number
				of Funds
				in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Year of Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

Alan F. Warrick (1948)	Interested Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present); Consultant, AEGON USA (2010 – present); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, AEGON USA (1994 - 2010).	159	N/A

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	159	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);	159	N/A

Number
of Funds
in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Year of Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010- present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	159	N/A

Russell A. Kimball, Jr. (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	159	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007

Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);

Self-employed consultant (2006 – present);

Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (April 2011 – present);

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).

				159	N/A

				Number
				of Funds
				in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Year of Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Resources Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	159	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	159	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	159	Honorary Trustee, Bryant University (1996 – present)

Number
of Funds
in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Year of Birth	with Trust	Time Served*	Past 5 Years	Member	Directorships

John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander and Fischer, LLP (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	159	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
Name and Year of Birth	Position(s) Held with Trust	and Length of Time Served*	Principal Occupation(s) During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 –

1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President - Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James &

Associates (1999 – 2004).

Term of Office
Name and Year of Birth	Position(s) Held with Trust	and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (December 2011 – present), Assistant Treasurer (2010 – December 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Director, Fund Financial Services (2009 - 2011),

TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments

(2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary,

Legal and Compliance, 40|86 Capital Management,

Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010); Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Term of Office
Name and Year of Birth	Position(s) Held with Trust	and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericaseriestrust.com

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

P.O. Box 9012

Clearwater, FL 33758-9012

Distributor:	Transamerica Capital, Inc. 4600 South Syracuse Street Denver, CO 80237 Customer Service: 1-800-851-9777

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report, the code of ethics was revised to reflect the appointment of a new Principal Financial Officer.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable

(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 12/31
		2011	2010*

(a)	Audit Fees	447	403
(b)	Audit-Related Fees (1)	15	6
(c)	Tax Fees (2)	240	127
(d)	All Other Fees	8	8
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

*	PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, Ernst & Young LLP (“E&Y”) replaced PwC as the independent public accountant. Audit fees, audit-related fees, tax fees and all other fees include $401, $0, $118 and $6, respectively, billed to Transamerica Series Trust by E&Y for the fiscal year end December 31, 2010.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:	February 29, 2012

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date:	February 29, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer